[FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS GRAPHIC]

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST ANNUAL REPORT
TABLE OF CONTENTS

LETTER TO CONTRACT OWNERS ................................................     2
A WORD ABOUT RISK ........................................................     5
PORTFOLIO GOALS AND PRIMARY INVESTMENTS ..................................     6
PORTFOLIO SUMMARIES

Portfolios Seeking Capital Growth
  Franklin Global Health Care Securities Fund ............................     9
  Franklin Large Cap Growth Securities Fund ..............................    11
  Franklin Natural Resources Securities Fund .............................    13
  Franklin Small Cap Fund ................................................    15
  Mutual Discovery Securities Fund .......................................    17
  Templeton Developing Markets Equity Fund ...............................    19
  Templeton Global Growth Fund ...........................................    22
  Templeton International Equity Fund ....................................    25
  Templeton International Smaller Companies Fund .........................    28
  Templeton Pacific Growth Fund ..........................................    30

Portfolios Seeking Growth and Income
  Franklin Global Communications Securities Fund .........................    32
  Franklin Growth and Income Fund ........................................    36
  Franklin Income Securities Fund ........................................    39
  Franklin Real Estate Fund ..............................................    41
  Franklin Rising Dividends Securities Fund ..............................    43
  Franklin Value Securities Fund .........................................    46
  Mutual Shares Securities Fund ..........................................    48
  Templeton Global Asset Allocation Fund .................................    50

Portfolios Seeking Income
  Franklin High Income Fund ..............................................    54
  Franklin U.S. Government Fund ..........................................    56
  Franklin Zero Coupon Funds .............................................    58
  Templeton Global Income Securities Fund ................................    60

Portfolio Seeking Capital Preservation and Income
  Franklin Money Market Fund .............................................    63

IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ............................    65
REPORT OF SPECIAL MEETINGS OF SHAREHOLDERS ...............................    66
INDEX DEFINITIONS ........................................................    71
FINANCIAL HIGHLIGHTS & STATEMENT OF INVESTMENTS ..........................    78
FINANCIAL STATEMENTS .....................................................   166
NOTES TO FINANCIAL STATEMENTS ............................................   186
INDEPENDENT AUDITORS' REPORT .............................................   203
TAX DESIGNATION ..........................................................   204

Thank you for investing with Franklin Templeton Variable Insurance Products Trust (Franklin Templeton VIP Trust). We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do portfolio unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

The year under review saw the world economy's resurgence, when many emerging countries shook off many of the problems that confronted them for a better part of the prior two years, and most developed countries' economies, including long-floundering Japan, enjoyed stronger growth. The U.S. economy, benefiting from low domestic inflation and insatiable consumer demand, continued its sustained expansion for a ninth consecutive year. This type of environment is generally favorable for equity markets, and many showed strong performances for the period. However, such global growth was far less friendly to the fixed-income markets, which endured one of the most difficult years on record, as interest rates rose in response to the robust world economy.

Asian, European and Latin American emerging countries began to see the benefits of their painful, economic restructurings induced by the International Monetary Fund (IMF) during the past two years. In Asia, those countries that most enthusiastically embraced reforms, Thailand and South Korea, witnessed solid economic improvements and substantial stock market gains, with the Korean KOSPI index rising 97.7% and the Thai SET Index gaining 36.3% for the 12-month period ended December 31, 1999. However, almost all economies were recovering and their market returns were strong, including those that suffered the least in the 1997-98 meltdown, Taiwan and Singapore, and those that bore the brunt of it, most notably Indonesia.

Russia was a major beneficiary of better times in 1999. As a leading oil-exporting country, with the world's seventh largest oil reserves, Russia's fiscal condition quickly improved when oil prices increased 111.7% during the period to $25.60 on December 31, 1999. In addition, the country once again found foreign investors' favor in 1999, only a few months after its debt default threw the world financial system into a state of panic. For the year, the Moscow Times Index was up a surprising 234.4%.

In Latin America, Brazil was once again the center of attention, after its ill-managed currency devaluation in January 1999. Contrary to most predictions, the devaluation did not send Brazil into a deep recession as the government was able to keep inflation below 10%, stabilize the currency and meet strict IMF-mandated budget guidelines. Investors reacted positively, propelling the Bovespa to a 76.6% yearly gain.

Early in 1999, most of Europe slipped into an economic slowdown, surprising many economists who had expected that the euro's launch on January 1 would lead to stronger growth. However, toward the end of the period, many European industrialized countries, most notably France, showed signs of returning to a stronger footing. Greater labor flexibility, more confident consumers and a flurry of merger and acquisition activity all suggest continued, faster growth in the coming year. For the year, the France CAC was up 33.2%, leading the Morgan Stanley Capital International (MSCI(R)) Europe Index to a 16.2% gain.

Perhaps most inspiring during the period were Japan's tentative, yet concrete, steps to pull itself out of its worst recession since the 1940s. Facing enormous pressures within and from the global community, Japan enacted measures designed to open its economy and reform the financial industry to place the sector back on solid ground. At the same time, many Japanese companies started to implement restructuring efforts, shedding non-core businesses and ending the practice of lifetime employment. For the one-year period, the Nikkei Index posted a 54.9% return.

Domestically, the U.S. economy continued to surge ahead, with the fourth quarter gross domestic product growing an annualized 5.8% despite three 0.25% interest-rate increases by the Federal Reserve Board to slow the economy. This environment was seemingly ideal for stocks, and the U.S. equity markets posted another year of significant gains, with the Dow Jones(R) Industrial Average, Nasdaq and Standard & Poor's 500(R) (S&P 500(R)) Indexes increasing 27.2%, 85.9% and 21.0%, respectively. However, these returns were exceedingly deceptive as fully 62.2% of stocks on the New York Stock Exchange and 37.8% on the Nasdaq were lower at the end of 1999 than at the beginning. Nasdaq's brawny gains and the S&P 500's much smaller increase were almost entirely due to the performance of technology and Internet-related securities.

Although the backdrop was ideal for stocks, it was difficult for most fixed-income investments. Strong growth, increasing inflation fears and tough comparisons to 1998 (when many central banks pushed interest rates to multi-year lows) meant that rates had nowhere to go but up. Since interest rates and bond prices move in opposite directions, prices for most fixed-income securities suffered during the period. The 30-year Treasury bond yield rose from 5.10% on January 1, 1999, to 6.48% at the end of the period, while the price fell by 19.9% over the same 12-month period. Foreign government bonds followed a similar path, with the J.P. Morgan Global Government Bond Index forfeiting 5.1% for the year.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
Trustee and Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the portfolios are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to rise and fall more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in Franklin Money Market Fund is neither insured nor guaranteed by the U.S. government. The portfolio attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust (formerly, Franklin Valuemark Funds) prospectus. Your investment representative can help you determine which portfolios may be right for you.

PORTFOLIO GOALS AND PRIMARY INVESTMENTS

The portfolio descriptions are provided for your convenience. For more complete information, including portfolio policies and risks, please refer to your funds' prospectus or contact your investment representative.

PORTFOLIOS SEEKING CAPITAL GROWTH

GLOBAL GROWTH

--------------------------------------------------------------------------------
FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND Seeks capital appreciation. The portfolio concentrates its
                                            investments in U.S. and foreign
                                            equity securities issued by large
                                            and small capitalization health care
                                            companies, including pharmaceutical,
                                            biotechnology, medical and health
                                            services, and medical supply
                                            companies.
--------------------------------------------------------------------------------
FRANKLIN NATURAL RESOURCES SECURITIES FUND  Seeks capital appreciation, with current income as a secondary goal.
                                            The portfolio concentrates its
                                            investments in U.S. and foreign
                                            equity securities of companies,
                                            including those in emerging markets,
                                            that own, produce, refine, process
                                            or market natural resources, as well
                                            as those that provide support
                                            services for natural resources
                                            companies.
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND            Seeks capital appreciation. Using a
                                            value-driven approach, the portfolio
                                            invests primarily in U.S. and
                                            foreign equity securities.
                                            Investments include securities of
                                            small capitalization companies,
                                            undervalued stocks, reorganizing
                                            companies and distressed companies.
--------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS EQUITY FUND    Seeks long-term capital
                                            appreciation. The portfolio invests
                                            primarily in emerging markets equity
                                            securities.
--------------------------------------------------------------------------------
TEMPLETON GLOBAL GROWTH FUND                Seeks long-term capital growth. The
                                            portfolio invests primarily in
                                            equity securities of companies of
                                            any nation, including the U.S. and
                                            emerging markets.
--------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL EQUITY FUND         Seeks long-term capital growth. The
                                            portfolio invests primarily in
                                            equity securities of companies with
                                            primary operations outside the U.S.,
                                            including emerging markets.
--------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL SMALLER             Seeks long-term capital
COMPANIES FUND                              appreciation. The portfolio invests
                                            primarily in equity securities of
                                            smaller companies located outside
                                            the U.S., including emerging
                                            markets.
--------------------------------------------------------------------------------
TEMPLETON PACIFIC GROWTH FUND               Seeks long-term capital growth. The
                                            portfolio invests primarily in
                                            equity securities of companies with
                                            primary operations in Pacific Rim
                                            countries, most of which have
                                            emerging markets.
--------------------------------------------------------------------------------

DOMESTIC GROWTH
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES FUND   Seeks capital appreciation. The
(FORMERLY, CAPITAL GROWTH FUND)             portfolio invests primarily in U.S.
                                            equity securities of large- or
                                            medium-cap companies, with
                                            significant positions expected in
                                            the technology (including computers,
                                            telecommunications and electronics),
                                            health care and finance industries.
--------------------------------------------------------------------------------
FRANKLIN SMALL CAP FUND                     Seeks long-term capital growth. The
                                            portfolio invests primarily in
                                            equity securities of U.S. small
                                            capitalization growth companies. The
                                            portfolio may also invest a small
                                            portion in foreign securities.
--------------------------------------------------------------------------------


PORTFOLIOS SEEKING GROWTH AND INCOME

--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS              Seeks both capital appreciation and
SECURITIES FUND                             current income. The portfolio
(FORMERLY, GLOBAL UTILITIES                 invests primarily in equity
SECURITIES FUND)                            securities of companies that are
                                            primarily engaged in providing
                                            communications services and
                                            communications equipment in any
                                            nation, including the U.S. and
                                            emerging markets.
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME FUND             Seeks capital appreciation, with
                                            current income as a secondary goal.
                                            The portfolio invests primarily in
                                            common stocks offering above-market
                                            current dividend yields, and may
                                            invest a smaller portion in foreign
                                            securities, including emerging
                                            markets.
--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND             Seeks to maximize income while
                                            maintaining prospects for capital
                                            appreciation. The portfolio invests
                                            in debt and equity securities,
                                            including lower-rated "junk bonds."
                                            May also invest in foreign
                                            securities, including emerging
                                            markets.
--------------------------------------------------------------------------------
FRANKLIN REAL ESTATE FUND                   Seeks capital appreciation, with
                                            current income as a secondary goal.
                                            The portfolio concentrates its
                                            investments in equity securities of
                                            companies, including small
                                            capitalization companies, in the
                                            real estate industry, primarily real
                                            estate investment trusts (REITs).
--------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS SECURITIES FUND   Seeks long-term capital
                                            appreciation. The portfolio invests
                                            primarily in equity securities of
                                            companies that have paid
                                            consistently rising dividends over
                                            the past ten years, including small
                                            capitalization companies.
--------------------------------------------------------------------------------
FRANKLIN VALUE SECURITIES FUND              Seeks long-term total return. The
                                            portfolio invests primarily in
                                            equity securities of companies,
                                            including small capitalization
                                            companies, which in the portfolio
                                            manager's opinion, are selling
                                            substantially below the underlying
                                            value of their assets or private
                                            market value. Such companies may
                                            include takeover candidates,
                                            turnarounds and companies emerging
                                            from bankruptcy. The portfolio may
                                            also invest a small portion in
                                            foreign securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND               Seeks capital appreciation, with
                                            income as a secondary goal. Using a
                                            value-driven approach, the portfolio
                                            invests primarily in U.S. equity
                                            securities. Investments include
                                            securities of small capitalization
                                            companies, undervalued stocks,
                                            reorganizing companies and
                                            distressed companies. The portfolio
                                            may also invest in foreign
                                            securities.
--------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET ALLOCATION FUND      Seeks high total return. The
                                            portfolio will invest in equity
                                            securities of companies of any
                                            nation, debt securities of companies
                                            and governments of any nation, and
                                            in money market instruments. The
                                            portfolio may invest to a lesser
                                            extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------

PORTFOLIOS SEEKING INCOME

--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME FUND                   Seeks a high level of current
                                            income, with capital appreciation as
                                            a secondary goal. The portfolio
                                            invests in debt securities,
                                            including lower-rated "junk bonds,"
                                            and dividend-paying common and
                                            preferred stocks. The portfolio may
                                            also invest in foreign securities,
                                            including emerging markets.
--------------------------------------------------------------------------------
FRANKLIN U.S. GOVERNMENT FUND               Seeks to earn income. The portfolio
                                            invests exclusively in U.S.
                                            government securities, primarily
                                            fixed and variable-rate
                                            mortgage-backed securities.
--------------------------------------------------------------------------------
THREE FRANKLIN ZERO COUPON FUNDS            The three zero coupon bond
(MATURITY DATES: 2000, 2005, 2010)          portfolios seek a high investment
                                            return consistent with capital
                                            preservation. The portfolios invest
                                            in dollar-denominated zero coupon
                                            securities issued by the U.S.
                                            government, its agencies and
                                            authorities. Each zero coupon
                                            portfolio seeks to return a
                                            reasonably assured target dollar
                                            amount, predictable at the time of
                                            the investment, on a specific date
                                            in the future. The portfolios may
                                            not be appropriate for those who
                                            intend to redeem units before the
                                            maturity dates.
--------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES FUND     Seeks high current income, with
                                            capital appreciation as a secondary
                                            goal. The portfolio invests in debt
                                            securities of governments and their
                                            political subdivisions and agencies,
                                            supranational organizations and
                                            companies of any nation, including
                                            emerging markets. The portfolio may
                                            also invest in lower-rated "junk
                                            bonds."
--------------------------------------------------------------------------------

PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME

--------------------------------------------------------------------------------
FRANKLIN MONEY MARKET FUND                  Seeks high current income consistent
                                            with capital preservation and
                                            liquidity. The portfolio also tries
                                            to maintain a stable share price of
                                            $1.00. The portfolio invests in
                                            high-quality U.S. dollar-denominated
                                            money market debt instruments.
--------------------------------------------------------------------------------

PORTFOLIO SUMMARIES



As you read the following portfolio summaries, please remember the discussions accurately reflect our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Keep in mind that market and economic conditions are changing constantly, which can be expected to affect our strategies and the portfolios' compositions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PORTFOLIOS SEEKING CAPITAL GROWTH

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

During the year under review, most health care-related securities posted negative returns, in an environment where the Standard & Poor's 500 (S&P 500) Index returned 21.0%. We believe that the primary reasons for the health care sector's underperformance related to exceptional growth in non-health care sectors and concerns about a Medicare Prescription Drug benefit and its impact on pharmaceutical prices. Since 1994, most large health care companies have posted above average earnings growth as measured by overall S&P earnings growth. However, in 1999, the strong U.S. economy boosted near-term earnings growth rates for more economically sensitive businesses, thus making health care relatively less attractive as an investment. In the long term, we believe the health care industry can continue growing earnings strongly, and that once the economy cools, such stocks will likely return to favor.

Our largest sector throughout the year was the large-cap pharmaceutical group, however, our actual weighting underwent two shifts during the year. We reduced our positions in April and May due to rising concerns about valuation. Subsequently, the group fell under significant selling pressure apparently due to several proposals for a prescription drug benefit for seniors enrolled in the Medicare program. While the sector's profitability is certainly threatened by proposed government price controls on drugs, we believe that increased access to drugs will generate substantially greater volume for such companies and result in improved health care for the senior population. In the fall, we increased our weighting as the stocks were trading at attractive valuations, and we felt that any negative impact from political issues already was incorporated in the stock prices. Subsequently, the group rallied in October as the drug benefit proposals faded from the political forefront.

TOP 10 HOLDINGS

Franklin Global Health Care
Securities Fund
12/31/99

                                                                      % OF TOTAL
COMPANY                                                               NET ASSETS

Inhale Therapeutic Systems Inc.                                            4.9%

Baxter International Inc. ........................................         4.5%

Abgenix Inc. .....................................................         3.8%

Warner-Lambert Co. ...............................................         3.8%

Eli Lilly & Co. ..................................................         3.6%

Schering-Plough Corp. ............................................         3.4%

CIMA Labs Inc. ...................................................         2.9%

Vertex Pharmaceuticals Inc. ......................................         2.8%

Shire Pharmaceuticals Group PLC ..................................         2.7%

American Home Products Corp. .....................................         2.7%


You will find a complete listing of the portfolios' securities including the
number of shares and dollar value beginning on page 84 of this report.         9

Although the group finished the year on a down note, we do believe that, although volatile, 2000 may be a better year overall for pharmaceutical stocks. In November 1999, American Home Products and Warner-Lambert Co. agreed to merge operations, and Pfizer Inc. launched its own hostile bid for Warner-Lambert. We feel that this is the beginning of a trend and anticipate additional mergers, which should be positive for the group. Also, while we expect the Medicare Prescription Drug Benefit to be a major issue in the 2000 presidential campaign, we do not anticipate its actual implementation for at least two more years. At the reporting period's close, 25.0% of the fund's total net assets were invested in large-cap pharmaceutical stocks.

Although most sectors within health care did perform poorly, the year's bright spot was the biotechnology sector. Many biotech companies are beginning to reap the benefits of many years of leading-edge research through product releases and the turn to profitability. These companies launched several major products in 1999 and many more advanced to late-stage trials, which are needed for government approval. One of these positions was Inhale Therapeutic Systems Inc., which made up 4.9% of total net assets at the end of the period. This company has developed an inhaled insulin product that allows diabetics to reduce the number of injections they must receive. The product is moving through Phase III trials and should be on the market within a couple of years. We also held several large-cap biotechnology bellwethers such as Genentech Inc. and Amgen Inc., whose stock prices rose more than 85% during the period. Looking forward, we think that the biotechnology sector will continue to be a strong performer for us.

Although we steadily reduced our weighting in health care services over the past two years, a handful of specific company declines and a general contraction in these stocks' valuations negatively impacted the portfolio during the 12 months under review. Perhaps our largest disappointment was McKesson HBOC Inc., a position we sold during the period. The company is the result of a merger between the leading drug distributor McKesson and health care information systems vendor HBO & Co. During their year-end audit process, the company learned of certain accounting improprieties that had occurred in the HBO operations. The fund also was negatively impacted by earnings disappointments at Serologicals Corp., a specialty blood products manufacturer, and Pediatrix Medical Group Inc., a leading operator of neonatal intensive care units. We subsequently liquidated our position in Pediatrix.

Looking forward, we are excited about the prospects for health care companies in the years to come. New product releases and increased merger and acquisition activity, combined with positive demographics should allow many of these companies to continue to grow. As always, we will adhere by our overriding goal -- to seize upon the investment opportunities that present themselves in the health care sector in a timely and disciplined fashion. By following this strategy, we feel that we can provide our shareholders with opportunities to invest in many of today's newest and fastest growing health care companies.

This graph compares the performance of Franklin Global Health Care Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500 and the S&P Health Care Composite Index from 5/1/98-12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.


                                                                                           S&P Health
                                  Global Health Care                                          Care
                                   Securities Fund -                                        Composite
                                        Class 1                   S&P 500                      Index
                 --------------------------------------------------------------------------------------
      05/01/1998                      $10,000                      $10,000                     $10,000
      05/31/1998      -4.40%           $9,560       -1.72%          $9,828      -1.93%          $9,807
      06/30/1998       5.33%          $10,070        4.06%         $10,227       7.31%         $10,524
      07/31/1998      -4.37%           $9,630       -1.07%         $10,118       0.53%         $10,580
      08/31/1998     -14.23%           $8,260      -14.46%          $8,655     -11.23%          $9,392
      09/30/1998      12.83%           $9,320        6.41%          $9,209      11.87%         $10,506
      10/31/1998       1.18%           $9,430        8.13%          $9,958       3.62%         $10,887
      11/30/1998       7.00%          $10,090        6.06%         $10,562       6.11%         $11,552
      12/31/1998       6.14%          $10,710        5.76%         $11,170       4.31%         $12,050
      01/31/1999       1.03%          $10,820        4.18%         $11,637       0.49%         $12,109
      02/28/1999     -11.46%           $9,580       -3.11%         $11,275       1.21%         $12,255
      03/31/1999      -1.46%           $9,440        4.00%         $11,726       2.67%         $12,583
      04/30/1999      -6.57%           $8,820        3.87%         $12,180      -6.22%         $11,800
      05/31/1999      -1.25%           $8,710       -2.36%         $11,892      -2.87%         $11,461
      06/30/1999       4.71%           $9,120        5.55%         $12,552       4.69%         $11,999
      07/31/1999       1.00%           $9,211       -3.12%         $12,161      -5.68%         $11,317
      08/31/1999      -2.61%           $8,971       -0.50%         $12,100       3.62%         $11,727
      09/30/1999      -8.27%           $8,229       -2.74%         $11,768      -7.86%         $10,805
      10/31/1999       2.19%           $8,409        6.33%         $12,513      12.05%         $12,107
      11/30/1999       7.15%           $9,011        2.03%         $12,767       0.36%         $12,151
      12/31/1999       9.23%           $9,843        5.89%         $13,519      -9.01%         $11,056

This graph compares the performance of Franklin Global Health Care Securities Fund - Class 2 as tracked by the growth in value of a $10,000 investment to that of the S&P 500 and the S&P Health Care Composite Index from 5/1/98-12/31/99.*


                                   Franklin Global                                        S&P Health
                                     Health Care                                              Care
                                  Securities Fund -                                         Composite
                                       Class 2                   S&P 500                      Index
                  -----------------------------------------------------------------------------------
       05/01/1998                     $10,000                    $10,000                     $10,000
       05/31/1998     -4.40%           $9,560      -1.72%         $9,828      -1.93%          $9,807
       06/30/1998      5.33%          $10,070       4.06%        $10,227       7.31%         $10,524
       07/31/1998     -4.37%           $9,630      -1.07%        $10,118       0.53%         $10,580
       08/31/1998    -14.23%           $8,260     -14.46%         $8,655     -11.23%          $9,392
       09/30/1998     12.83%           $9,320       6.41%         $9,209      11.87%         $10,506
       10/31/1998      1.18%           $9,430       8.13%         $9,958       3.62%         $10,887
       11/30/1998      7.00%          $10,090       6.06%        $10,562       6.11%         $11,552
       12/31/1998      6.14%          $10,710       5.76%        $11,170       4.31%         $12,050
       01/31/1999      1.03%          $10,820       4.18%        $11,637       0.49%         $12,109
       02/28/1999    -11.46%           $9,580      -3.11%        $11,275       1.21%         $12,255
       03/31/1999     -1.57%           $9,430       4.00%        $11,726       2.67%         $12,583
       04/30/1999     -6.57%           $8,810       3.87%        $12,180      -6.22%         $11,800
       05/31/1999     -1.25%           $8,700      -2.36%        $11,892      -2.87%         $11,461
       06/30/1999      4.60%           $9,100       5.55%        $12,552       4.69%         $11,999
       07/31/1999      1.11%           $9,201      -3.12%        $12,161      -5.68%         $11,317
       08/31/1999     -2.72%           $8,951      -0.50%        $12,100       3.62%         $11,727
       09/30/1999     -8.29%           $8,209      -2.74%        $11,768      -7.86%         $10,805
       10/31/1999      2.20%           $8,390       6.33%        $12,513      12.05%         $12,107
       11/30/1999      7.17%           $8,991       2.03%        $12,767       0.36%         $12,151
       12/31/1999      9.14%           $9,813       5.89%        $13,519      -9.01%         $11,056

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN LARGE CAP GROWTH SECURITIES FUND
(formerly, Capital Growth Fund)
During the 12 months under review, major U.S. equity market indexes posted strong results for the fifth consecutive year. A further widening in the disparity in the rates of investment return among the stock market's various segments also characterized the reporting period. Large-capitalization and technology-related shares performed far better than most small-cap stocks and stocks from traditional non-technology related industries. Initial public offerings brought in a record $69 billion during the year, with many of them soaring spectacularly in their first days of trading.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -8.10%
Since Inception (5/1/98)                                                  -0.94%

Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                    -8.38%

Since Inception (5/1/98)                                                  -1.13%


Please see Important Endnotes to Performance Information on page 65.

TOP 10 INDUSTRY BREAKDOWN
Franklin Large Cap Growth
Securities Fund
12/31/99
                                                                     % OF TOTAL
INDUSTRY                                                             NET ASSETS

Electronic Technology                                                     24.5%

Telecommunications/Utilities                                              13.5%

Health Technology                                                         12.1%

Technology Services                                                        9.6%

Finance                                                                    6.2%

Retail Trade                                                               4.9%

Industrial Services                                                        4.2%

Transportation                                                             3.7%

Consumer Non-Durables                                                      2.9%

Commercial Services                                                        2.7%

TOP 10 HOLDINGS
Franklin Large Cap Growth
Securities Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS

JDS Uniphase Corp.                                                         4.3%
Electronic Technology

Cisco Systems Inc.                                                         2.9%
Electronic Technology

Microsoft Corp.                                                            2.3%
Technology Services

Wal-Mart Stores Inc.                                                       2.0%
Retail Trade

Genentech Inc.                                                             2.0%
Health Technology

Applied Materials Inc.                                                     1.7%
Electronic Technology

Oracle Corp.                                                               1.6%
Technology Services

Medtronic Inc.                                                             1.6%
Health Technology

Automatic Data Processing Inc.                                             1.6%
Technology Services

Qwest Communications International Inc.                                    1.6%
Utilities


Supported by monetary policy easings and job-creating government policies, many European economies also performed well, posting their greatest growth in several years. In addition, following a challenging 1998, the reporting period brought stabilization and economic recovery to many Eastern European, Latin American and Asian nations.

Evidencing the stabilization of global economic conditions, U.S. crude oil prices recovered sharply, from a low of $10.76 per barrel in 1998 to $25 per barrel by year-end 1999. Global economic recovery also brought with it a steady rise in U.S. interest rates, and the yield on the benchmark 30-year Treasury bond rose from 5.10% at the beginning of the year under review, to 6.48% on December 31, 1999. During the spring of 1999, global economic recovery apparently supported a period of temporary outperformance by cyclical stocks, including those from several basic materials and industrial sectors. However, this proved short-lived, and by summer, technology-related stocks and other high-growth sectors resumed their market leadership.

During the period under review, Franklin Large Cap Growth Securities Fund benefited significantly from the electronic technology sector's strong performance. JDS Uniphase Corp., a leading provider of laser-based fiber-optic networking components, and the portfolio's largest position on December 31, 1999, appreciated dramatically, and our investments in EMC Corp., Oracle Corp., Xilinx Inc., Microsoft Corp., Cisco Systems Inc., Applied Materials Inc. and Hewlett-Packard Co. also proved to be strong performers. Outside the electronic technology area, several holdings appreciated more than 40% during 1999 -- AES Corp., Amgen Inc., Enron Corp., Genentech Inc., KPNQwest NV, Wal-Mart Stores Inc., Global Crossing Ltd., Vodafone Airtouch PLC, De Beers Consolidated Mines AG, Expeditors International of Washington Inc., Air Express International Corp., and Qwest Communications International Inc.

As in any year, some of the portfolio's investments performed below our expectations. For example, our holdings in health technology industry leaders such as Eli Lilly & Co., Abbott Laboratories, Schering-Plough Corp. and American Home Products Corp. were subject to the general weakness of the health care and pharmaceuticals sectors. However, we remain committed to such holdings and believe that, because of their long-term growth prospects and extensive research capabilities, these companies should eventually resume their upward trend. Other consumer-related companies, such as Mattel Inc., Albertson's Inc. and Hershey Foods Corp., also provided disappointing results when they failed to meet earnings expectations.

As we enter 2000, we believe the portfolio's holdings should continue to benefit from our economy's exciting growth opportunities. Recognizing that the extraordinarily strong price appreciation enjoyed in 1999 by many U.S. technology-related sectors brings an added element of risk to investing in such highly valued stocks, we will monitor our holdings very closely and continue to search for less richly valued but fundamentally strong companies with compelling long-term growth prospects. Our holdings in GPU Inc., Maytag Corp., Albertson's and Waste Management Inc. represent our belief that positioning a portion of the portfolio in stocks we feel are severely undervalued balances our larger weighting in more aggressively valued sectors. Although the market's all-time high valuations may signal a high degree of market volatility, we intend to retain our core strategy of trying to purchase shares of outstanding growth companies when opportune and holding them for the long term, as we seek to keep portfolio turnover low and provide investors with consistent growth over time.

This graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 from 5/1/96-12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                   Franklin Large Cap
                                    Growth Securities
                                     Fund - Class 1                 S&P 500
                   ---------------------------------------------------------
        05/01/1996                     $10,000                      $10,000
        05/31/1996      2.20%          $10,220        2.58%         $10,258
        06/30/1996     -0.39%          $10,180        0.38%         $10,297
        07/31/1996     -3.83%           $9,790       -4.42%          $9,842
        08/31/1996      3.98%          $10,180        2.11%         $10,050
        09/30/1996      7.17%          $10,910        5.63%         $10,615
        10/31/1996     -0.27%          $10,880        2.76%         $10,908
        11/30/1996      8.00%          $11,750        7.56%         $11,733
        12/31/1996     -3.32%          $11,360       -1.98%         $11,501
        01/31/1997      4.84%          $11,910        6.25%         $12,219
        02/28/1997     -3.69%          $11,470        0.78%         $12,315
        03/31/1997     -5.23%          $10,870       -4.11%         $11,809
        04/30/1997      3.86%          $11,290        5.97%         $12,514
        05/31/1997      8.68%          $12,270        6.09%         $13,276
        06/30/1997      1.70%          $12,479        4.48%         $13,870
        07/31/1997      6.50%          $13,290        7.96%         $14,974
        08/31/1997     -2.49%          $12,959       -5.60%         $14,136
        09/30/1997      6.03%          $13,740        5.48%         $14,911
        10/31/1997     -4.66%          $13,099       -3.34%         $14,413
        11/30/1997      1.68%          $13,320        4.63%         $15,080
        12/31/1997      0.90%          $13,440        1.72%         $15,339
        01/31/1998     -0.60%          $13,360        1.11%         $15,509
        02/28/1998      7.65%          $14,381        7.21%         $16,628
        03/31/1998      2.16%          $14,692        5.12%         $17,479
        04/30/1998      2.04%          $14,992        1.01%         $17,656
        05/31/1998     -3.21%          $14,512       -1.72%         $17,352
        06/30/1998      3.93%          $15,081        4.06%         $18,056
        07/31/1998     -2.13%          $14,759       -1.07%         $17,863
        08/31/1998    -12.94%          $12,849      -14.46%         $15,280
        09/30/1998      5.09%          $13,503        6.41%         $16,260
        10/31/1998      7.74%          $14,548        8.13%         $17,582
        11/30/1998      4.28%          $15,172        6.06%         $18,647
        12/31/1998      6.56%          $16,167        5.76%         $19,721
        01/31/1999      3.61%          $16,751        4.18%         $20,545
        02/28/1999     -3.54%          $16,158       -3.11%         $19,906
        03/31/1999      2.80%          $16,610        4.00%         $20,703
        04/30/1999      3.63%          $17,213        3.87%         $21,504
        05/31/1999     -1.23%          $17,001       -2.36%         $20,996
        06/30/1999      6.80%          $18,157        5.55%         $22,162
        07/31/1999     -1.74%          $17,841       -3.12%         $21,470
        08/31/1999     -0.51%          $17,750       -0.50%         $21,363
        09/30/1999     -2.39%          $17,326       -2.74%         $20,778
        10/31/1999      6.18%          $18,397        6.33%         $22,093
        11/30/1999      6.20%          $19,538        2.03%         $22,541
        12/31/1999      8.94%          $21,284        5.89%         $23,869

This graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 2 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 from 5/1/96-12/31/99.*



                                  Franklin Large Cap
                                  Growth Securities
                                    Fund - Class 2              S&P 500
                  -------------------------------------------------------
       05/01/1996                     $10,000                    $10,000
       05/31/1996      2.20%          $10,220       2.58%        $10,258
       06/30/1996     -0.39%          $10,180       0.38%        $10,297
       07/31/1996     -3.83%           $9,790      -4.42%         $9,842
       08/31/1996      3.98%          $10,180       2.11%        $10,050
       09/30/1996      7.17%          $10,910       5.63%        $10,615
       10/31/1996     -0.27%          $10,880       2.76%        $10,908
       11/30/1996      8.00%          $11,750       7.56%        $11,733
       12/31/1996     -3.32%          $11,360      -1.98%        $11,501
       01/31/1997      4.84%          $11,910       6.25%        $12,219
       02/28/1997     -3.69%          $11,470       0.78%        $12,315
       03/31/1997     -5.23%          $10,870      -4.11%        $11,809
       04/30/1997      3.86%          $11,290       5.97%        $12,514
       05/31/1997      8.68%          $12,270       6.09%        $13,276
       06/30/1997      1.70%          $12,479       4.48%        $13,870
       07/31/1997      6.50%          $13,290       7.96%        $14,974
       08/31/1997     -2.49%          $12,959      -5.60%        $14,136
       09/30/1997      6.03%          $13,740       5.48%        $14,911
       10/31/1997     -4.66%          $13,099      -3.34%        $14,413
       11/30/1997      1.68%          $13,320       4.63%        $15,080
       12/31/1997      0.90%          $13,440       1.72%        $15,339
       01/31/1998     -0.60%          $13,360       1.11%        $15,509
       02/28/1998      7.65%          $14,381       7.21%        $16,628
       03/31/1998      2.16%          $14,692       5.12%        $17,479
       04/30/1998      2.04%          $14,992       1.01%        $17,656
       05/31/1998     -3.21%          $14,512      -1.72%        $17,352
       06/30/1998      3.93%          $15,081       4.06%        $18,056
       07/31/1998     -2.13%          $14,759      -1.07%        $17,863
       08/31/1998    -12.94%          $12,849     -14.46%        $15,280
       09/30/1998      5.09%          $13,503       6.41%        $16,260
       10/31/1998      7.74%          $14,548       8.13%        $17,582
       11/30/1998      4.28%          $15,172       6.06%        $18,647
       12/31/1998      6.56%          $16,167       5.76%        $19,721
       01/31/1999      3.54%          $16,739       4.18%        $20,545
       02/28/1999     -3.54%          $16,147      -3.11%        $19,906
       03/31/1999      2.80%          $16,599       4.00%        $20,703
       04/30/1999      3.57%          $17,191       3.87%        $21,504
       05/31/1999     -1.29%          $16,970      -2.36%        $20,996
       06/30/1999      6.81%          $18,125       5.55%        $22,162
       07/31/1999     -1.75%          $17,808      -3.12%        $21,470
       08/31/1999     -0.57%          $17,707      -0.50%        $21,363
       09/30/1999     -2.45%          $17,273      -2.74%        $20,778
       10/31/1999      6.20%          $18,344       6.33%        $22,093
       11/30/1999      6.16%          $19,474       2.03%        $22,541
       12/31/1999      8.92%          $21,213       5.89%        $23,869

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

FRANKLIN NATURAL RESOURCES SECURITIES FUND During the first half of the year under review, Franklin Natural Resources Securities Fund benefited from signs of a continued Asian economic recovery and interest rate cuts by European central banks. These events apparently bolstered investors' enthusiasm about the global economy and preceded a partial recovery in commodities and commodity-related companies' stock prices. However, such stocks fell during the third and fourth quarters of 1999, providing a disconnection between some companies' improving fundamentals (increasing cash flow and earnings) and declining stock prices.


PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
1-Year                                                                  +31.65%

3-Year                                                                  +23.28%

Since Inception (5/1/96)                                                +22.85%


Average Annual Total Return - Class 2*
1-Year                                                                   +31.21%

3-Year                                                                   +23.14%

Since Inception (5/1/96)                                                 +22.73%



PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

TOP 10 HOLDINGS
Franklin Natural Resources
Securities Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
Conoco Inc.                                                               3.6%
Energy Minerals, U.S.

Transocean Sedco Forex Inc.                                               3.3%
Industrial Services, U.S.

Newfield Exploration Co.                                                  3.2%
Energy Minerals, U.S.

Weatherford International Inc.                                            3.2%
Industrial Services, U.S.

Barrett Resources Corp.                                                   3.1%
Energy Minerals, U.S.

ISPAT International NV                                                    2.6%
Non-Energy Minerals,
Netherlands

Diamond Offshore Drilling Inc.                                            2.5%
Industrial Services, U.S.

Enron Corp.                                                               2.5%
Utilities, U.S.

Tosco Corp.                                                               2.4%
Energy Minerals, U.S.

Abitibi-Consolidated Inc.                                                 2.4%
Process Industries, Canada



By combining top-down industry research, to determine the industries we believe are the most compelling, with bottom-up stock specific analysis, we identified a portfolio of companies that we felt were likely to outperform our benchmark. We capitalized on the summer's seasonal correction to increase specific sector weightings in the pulp and paper, oil and gas exploration and production (E&P) and to a lesser extent oilfield services industries.

In the energy arena, the portfolio focused primarily on natural-gas related securities. We felt these securities exhibited the best underlying fundamentals, offering a better value for the risk compared with oil-related securities. Although we were optimistic about crude oil prices, we felt there was greater risk in forecasting future oil prices due to OPEC's historical inconsistency in abiding by its oil-producing quotas.

We have maintained a large portion of the portfolio in energy-related securities. Although this position negatively affected the portfolio, as investors generally sold E&P companies' stocks in the fourth quarter, we remain positive on the group for the intermediate term. Apache Corp. and Barrett Resources Corp. were two of the portfolio's E&P stocks that we regard to be high quality. Apache is a diversified E&P company with 50% of its production and reserves in natural gas. Apache also has been able to capitalize on two attractive acquisitions from Royal Dutch/Shell Group. Barrett Resources is primarily a Rocky Mountain-focused exploration company based in Wyoming, with approximately 90% of its reserves in natural gas.

We increased our weighting in pulp and paper stocks during the third quarter of 1999, with an emphasis on paper, pulp and newsprint producers. We found some investment ideas that we believe are very compelling in this sector due to the favorable pricing environment and company-imposed supply restraints.

Over the last several months, we have seen a rebound in the Asian economies that were hurt in the severe, 1997 downturn of commodity prices. Partially because of this, several economists are predicting the global gross domestic product growth in 2000 and 2001 will be approximately 3.9% and 4.5%, respectively, higher than in 1999.(1) We believe this rebound very likely will have a positive impact on commodity prices. Even if the U.S. economy slows, we feel the natural resource sectors will perform strongly given that Asian economies appear to be returning to growth. Looking forward, we anticipate greater demand for commodities combined with a smaller supply that should lead to moderately faster growth and sustained levels of profitability for commodity-related industries.




                     1. Source: Morgan Stanley Dean Witter.

This graph compares the performance of Franklin Natural Resources Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and FT/S&P Actuaries World: Energy 50%/Basic Industries 50% Composite Index from 1/1/90-12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                                                                              FT/S&P Actuaries
                                  Franklin Natural                                              World: Energy
                                      Resources                                                   50%/Basic
                                  Securities Fund -                                            Industries 50%
                                       Class 1                S&P 500                          Composite Index
                 ----------------------------------------------------------------------------------------------
      01/01/1990                     $10,000                  $10,000                              $10,000
      01/31/1990       3.94%         $10,394      -6.71%       $9,329      -3.20%                   $9,680
      02/28/1990      -5.73%          $9,799       1.29%       $9,449      -2.44%                   $9,444
      03/31/1990      -1.17%          $9,685       2.65%       $9,700      -5.91%                   $8,886
      04/30/1990      -6.48%          $9,057      -2.49%       $9,458      -2.37%                   $8,675
      05/31/1990       6.12%          $9,611       9.75%      $10,380       9.62%                   $9,510
      06/30/1990      -4.75%          $9,155      -0.67%      $10,311      -1.81%                   $9,338
      07/31/1990       5.78%          $9,685      -0.32%      $10,278       6.58%                   $9,952
      08/31/1990      -2.86%          $9,408      -9.04%       $9,349      -6.70%                   $9,285
      09/30/1990      -1.65%          $9,253      -4.87%       $8,893      -8.52%                   $8,494
      10/31/1990      -9.15%          $8,406      -0.43%       $8,855       5.82%                   $8,988
      11/30/1990      -2.52%          $8,194       6.46%       $9,427      -2.89%                   $8,729
      12/31/1990       4.57%          $8,569       2.79%       $9,690       0.57%                   $8,778
      01/31/1991      -7.70%          $7,909       4.36%      $10,113      -0.21%                   $8,760
      02/28/1991       8.86%          $8,609       7.15%      $10,836      11.49%                   $9,766
      03/31/1991      -0.85%          $8,536       2.42%      $11,098      -3.61%                   $9,414
      04/30/1991      -0.48%          $8,495       0.24%      $11,125       1.95%                   $9,597
      05/31/1991       2.78%          $8,732       4.31%      $11,604       0.38%                   $9,634
      06/30/1991       3.73%          $9,057      -4.58%      $11,073      -5.14%                   $9,139
      07/31/1991       1.10%          $9,157       4.66%      $11,589       4.99%                   $9,595
      08/31/1991      -4.99%          $8,700       2.37%      $11,863      -0.97%                   $9,502
      09/30/1991       0.19%          $8,716      -1.67%      $11,665       2.73%                   $9,761
      10/31/1991       3.62%          $9,032       1.34%      $11,822       2.09%                   $9,965
      11/30/1991       1.20%          $9,140      -4.03%      $11,345      -6.92%                   $9,276
      12/31/1991      -6.55%          $8,542      11.44%      $12,643       4.17%                   $9,662
      01/31/1992       6.81%          $9,123      -1.86%      $12,408      -1.97%                   $9,472
      02/29/1992      -1.55%          $8,982       1.29%      $12,568      -2.32%                   $9,252
      03/31/1992      -3.70%          $8,650      -1.95%      $12,323      -3.62%                   $8,917
      04/30/1992      -1.34%          $8,533       2.94%      $12,685       4.86%                   $9,351
      05/31/1992       4.87%          $8,949       0.49%      $12,747       4.76%                   $9,796
      06/30/1992       2.55%          $9,177      -1.49%      $12,557      -4.55%                   $9,350
      07/31/1992       0.74%          $9,245       4.09%      $13,071      -0.54%                   $9,300
      08/31/1992      -3.23%          $8,946      -2.05%      $12,803       2.01%                   $9,486
      09/30/1992      -1.24%          $8,835       1.17%      $12,953      -0.85%                   $9,406
      10/31/1992      -6.09%          $8,297       0.34%      $12,997      -5.05%                   $8,931
      11/30/1992      -6.80%          $7,733       3.40%      $13,439      -0.83%                   $8,857
      12/31/1992       3.43%          $7,998       1.23%      $13,604       0.99%                   $8,944
      01/31/1993      -0.75%          $7,938       0.84%      $13,718       0.59%                   $8,997
      02/28/1993       4.95%          $8,331       1.36%      $13,905       4.15%                   $9,371
      03/31/1993       9.54%          $9,125       2.11%      $14,198       6.40%                   $9,970
      04/30/1993       6.74%          $9,741      -2.42%      $13,855       5.82%                  $10,551
      05/31/1993      12.81%         $10,988       2.67%      $14,225       2.18%                  $10,781
      06/30/1993       0.58%         $11,052       0.29%      $14,266      -2.39%                  $10,523
      07/31/1993       8.88%         $12,033      -0.40%      $14,209       2.48%                  $10,784
      08/31/1993      -7.58%         $11,121       3.79%      $14,747       3.73%                  $11,186
      09/30/1993      -8.20%         $10,208      -0.77%      $14,634      -2.01%                  $10,961
      10/31/1993       9.44%         $11,172       2.07%      $14,937       1.72%                  $11,150
      11/30/1993      -0.85%         $11,078      -0.95%      $14,795      -5.69%                  $10,515
      12/31/1993      12.35%         $12,446       1.21%      $14,974       4.54%                  $10,993
      01/31/1994       0.69%         $12,532       3.40%      $15,483       7.71%                  $11,840
      02/28/1994      -4.19%         $12,007      -2.71%      $15,063      -1.55%                  $11,657
      03/31/1994       1.15%         $12,145      -4.36%      $14,407      -3.50%                  $11,249
      04/30/1994      -4.68%         $11,577       1.28%      $14,591       5.19%                  $11,833
      05/31/1994       3.27%         $11,956       1.64%      $14,830       0.29%                  $11,867
      06/30/1994      -2.12%         $11,703      -2.45%      $14,467      -0.36%                  $11,824
      07/31/1994       1.92%         $11,928       3.28%      $14,941       3.82%                  $12,276
      08/31/1994       4.43%         $12,456       4.10%      $15,554       2.70%                  $12,607
      09/30/1994       6.53%         $13,269      -2.44%      $15,174      -1.85%                  $12,374
      10/31/1994      -3.57%         $12,795       2.25%      $15,516       4.39%                  $12,917
      11/30/1994      -7.98%         $11,774      -3.64%      $14,951      -5.74%                  $12,176
      12/31/1994       3.60%         $12,198       1.48%      $15,172      -0.02%                  $12,173
      01/31/1995     -11.78%         $10,761       2.59%      $15,565      -1.25%                  $12,021
      02/28/1995       4.51%         $11,246       3.90%      $16,172       0.79%                  $12,116
      03/31/1995       9.31%         $12,293       2.95%      $16,650       5.24%                  $12,751
      04/30/1995       0.99%         $12,414       2.94%      $17,139       4.23%                  $13,291
      05/31/1995      -0.70%         $12,328       4.00%      $17,825      -0.10%                  $13,277
      06/30/1995      -0.10%         $12,316       2.32%      $18,238      -2.11%                  $12,997
      07/31/1995       3.24%         $12,715       3.32%      $18,844       4.87%                  $13,630
      08/31/1995      -0.63%         $12,635       0.25%      $18,891      -2.96%                  $13,227
      09/30/1995       0.42%         $12,688       4.22%      $19,688       1.10%                  $13,372
      10/31/1995     -11.18%         $11,270      -0.36%      $19,617      -2.09%                  $13,093
      11/30/1995       8.73%         $12,254       4.39%      $20,478       3.49%                  $13,550
      12/31/1995       1.88%         $12,484       1.93%      $20,873       3.73%                  $14,055
      01/31/1996      16.55%         $14,550       3.40%      $21,583       1.86%                  $14,316
      02/29/1996       0.73%         $14,657       0.93%      $21,784       0.68%                  $14,414
      03/31/1996       0.48%         $14,728       0.96%      $21,993       4.16%                  $15,013
      04/30/1996       0.54%         $14,807       1.47%      $22,316       2.69%                  $15,417
      05/31/1996       3.83%         $15,375       2.58%      $22,892      -0.42%                  $15,352
      06/30/1996     -11.83%         $13,556       0.38%      $22,979      -0.29%                  $15,308
      07/31/1996      -2.08%         $13,275      -4.42%      $21,963      -3.34%                  $14,797
      08/31/1996       3.83%         $13,783       2.11%      $22,427       1.88%                  $15,075
      09/30/1996      -5.60%         $13,011       5.63%      $23,689       3.08%                  $15,539
      10/31/1996       0.70%         $13,102       2.76%      $24,343       2.12%                  $15,869
      11/30/1996      -0.90%         $12,984       7.56%      $26,184       3.56%                  $16,433
      12/31/1996       0.00%         $12,984      -1.98%      $25,665      -0.50%                  $16,351
      01/31/1997      -4.97%         $12,339       6.25%      $27,269       0.52%                  $16,436
      02/28/1997      11.41%         $13,747       0.78%      $27,482      -0.77%                  $16,310
      03/31/1997     -10.44%         $12,311      -4.11%      $26,352       1.40%                  $16,538
      04/30/1997      -5.54%         $11,630       5.97%      $27,926       0.01%                  $16,540
      05/31/1997       6.17%         $12,348       6.09%      $29,626       5.79%                  $17,497
      06/30/1997      -3.83%         $11,875       4.48%      $30,954       3.52%                  $18,113
      07/31/1997       0.39%         $11,921       7.96%      $33,417       3.59%                  $18,764
      08/31/1997       1.86%         $12,143      -5.60%      $31,546      -4.63%                  $17,895
      09/30/1997       6.68%         $12,954       5.48%      $33,275       4.22%                  $18,650
      10/31/1997      -8.04%         $11,912      -3.34%      $32,163      -5.97%                  $17,537
      11/30/1997     -11.22%         $10,575       4.63%      $33,653      -3.61%                  $16,903
      12/31/1997      -0.52%         $10,520       1.72%      $34,231      -1.87%                  $16,587
      01/31/1998      -4.56%         $10,041       1.11%      $34,611      -0.13%                  $16,566
      02/28/1998       5.33%         $10,575       7.21%      $37,107       5.70%                  $17,510
      03/31/1998       5.23%         $11,129       5.12%      $39,007       4.22%                  $18,249
      04/30/1998       3.89%         $11,562       1.01%      $39,401       2.69%                  $18,740
      05/31/1998      -9.57%         $10,456      -1.72%      $38,723      -2.12%                  $18,343
      06/30/1998      -6.84%          $9,740       4.06%      $40,295      -2.77%                  $17,835
      07/31/1998     -10.85%          $8,683      -1.07%      $39,864      -5.89%                  $16,784
      08/31/1998     -24.46%          $6,559     -14.46%      $34,100     -13.63%                  $14,496
      09/30/1998      20.11%          $7,878       6.41%      $36,285       8.07%                  $15,666
      10/31/1998       7.24%          $8,449       8.13%      $39,236       5.13%                  $16,470
      11/30/1998      -6.87%          $7,869       6.06%      $41,613       1.51%                  $16,719
      12/31/1998      -0.24%          $7,850       5.76%      $44,010      -0.93%                  $16,563
      01/31/1999      -5.48%          $7,420       4.18%      $45,850      -4.95%                  $15,743
      02/28/1999      -3.15%          $7,186      -3.11%      $44,424       0.24%                  $15,781
      03/31/1999      15.62%          $8,309       4.00%      $46,201      11.00%                  $17,517
      04/30/1999      19.48%          $9,927       3.87%      $47,989      14.38%                  $20,036
      05/31/1999      -4.90%          $9,441      -2.36%      $46,856      -5.58%                  $18,918
      06/30/1999       7.43%         $10,142       5.55%      $49,457       3.63%                  $19,605
      07/31/1999       2.36%         $10,381      -3.12%      $47,914       3.46%                  $20,283
      08/31/1999       1.65%         $10,553      -0.50%      $47,674      -0.17%                  $20,248
      09/30/1999      -2.16%         $10,325      -2.74%      $46,368      -2.11%                  $19,821
      10/31/1999      -5.06%          $9,802       6.33%      $49,303      -0.28%                  $19,766
      11/30/1999       0.10%          $9,812       2.03%      $50,304       0.32%                  $19,829
      12/31/1999       5.81%         $10,381       5.89%      $53,267       4.34%                  $20,690

This graph compares the performance of Franklin Natural Resources Securities Fund - Class 2 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and FT/S&P Actuaries World: Energy 50%/Basic Industries 50% Composite Index from 1/1/90-12/31/99.*


                                                                                                    FT/S&P
                                                                                                   Actuaries
                                                                                                 World: Energy
                                                                                                  50%/Basic
                                   Franklin Natural                                               Industries
                                 Resources Securities                                           50% Composite
                                    Fund - Class 2                S&P 500                            Index
                 ---------------------------------------------------------------------------------------------
      01/01/1990                      $10,000                     $10,000                          $10,000
      01/31/1990      3.94%           $10,394       -6.71%         $9,329      -3.20%               $9,680
      02/28/1990     -5.73%            $9,799        1.29%         $9,449      -2.44%               $9,444
      03/31/1990     -1.17%            $9,685        2.65%         $9,700      -5.91%               $8,886
      04/30/1990     -6.48%            $9,057       -2.49%         $9,458      -2.37%               $8,675
      05/31/1990      6.12%            $9,611        9.75%        $10,380       9.62%               $9,510
      06/30/1990     -4.75%            $9,155       -0.67%        $10,311      -1.81%               $9,338
      07/31/1990      5.78%            $9,685       -0.32%        $10,278       6.58%               $9,952
      08/31/1990     -2.86%            $9,408       -9.04%         $9,349      -6.70%               $9,285
      09/30/1990     -1.65%            $9,253       -4.87%         $8,893      -8.52%               $8,494
      10/31/1990     -9.15%            $8,406       -0.43%         $8,855       5.82%               $8,988
      11/30/1990     -2.52%            $8,194        6.46%         $9,427      -2.89%               $8,729
      12/31/1990      4.57%            $8,569        2.79%         $9,690       0.57%               $8,778
      01/31/1991     -7.70%            $7,909        4.36%        $10,113      -0.21%               $8,760
      02/28/1991      8.86%            $8,609        7.15%        $10,836      11.49%               $9,766
      03/31/1991     -0.85%            $8,536        2.42%        $11,098      -3.61%               $9,414
      04/30/1991     -0.48%            $8,495        0.24%        $11,125       1.95%               $9,597
      05/31/1991      2.78%            $8,732        4.31%        $11,604       0.38%               $9,634
      06/30/1991      3.73%            $9,057       -4.58%        $11,073      -5.14%               $9,139
      07/31/1991      1.10%            $9,157        4.66%        $11,589       4.99%               $9,595
      08/31/1991     -4.99%            $8,700        2.37%        $11,863      -0.97%               $9,502
      09/30/1991      0.19%            $8,716       -1.67%        $11,665       2.73%               $9,761
      10/31/1991      3.62%            $9,032        1.34%        $11,822       2.09%               $9,965
      11/30/1991      1.20%            $9,140       -4.03%        $11,345      -6.92%               $9,276
      12/31/1991     -6.55%            $8,542       11.44%        $12,643       4.17%               $9,662
      01/31/1992      6.81%            $9,123       -1.86%        $12,408      -1.97%               $9,472
      02/29/1992     -1.55%            $8,982        1.29%        $12,568      -2.32%               $9,252
      03/31/1992     -3.70%            $8,650       -1.95%        $12,323      -3.62%               $8,917
      04/30/1992     -1.34%            $8,533        2.94%        $12,685       4.86%               $9,351
      05/31/1992      4.87%            $8,949        0.49%        $12,747       4.76%               $9,796
      06/30/1992      2.55%            $9,177       -1.49%        $12,557      -4.55%               $9,350
      07/31/1992      0.74%            $9,245        4.09%        $13,071      -0.54%               $9,300
      08/31/1992     -3.23%            $8,946       -2.05%        $12,803       2.01%               $9,486
      09/30/1992     -1.24%            $8,835        1.17%        $12,953      -0.85%               $9,406
      10/31/1992     -6.09%            $8,297        0.34%        $12,997      -5.05%               $8,931
      11/30/1992     -6.80%            $7,733        3.40%        $13,439      -0.83%               $8,857
      12/31/1992      3.43%            $7,998        1.23%        $13,604       0.99%               $8,944
      01/31/1993     -0.75%            $7,938        0.84%        $13,718       0.59%               $8,997
      02/28/1993      4.95%            $8,331        1.36%        $13,905       4.15%               $9,371
      03/31/1993      9.54%            $9,125        2.11%        $14,198       6.40%               $9,970
      04/30/1993      6.74%            $9,741       -2.42%        $13,855       5.82%              $10,551
      05/31/1993     12.81%           $10,988        2.67%        $14,225       2.18%              $10,781
      06/30/1993      0.58%           $11,052        0.29%        $14,266      -2.39%              $10,523
      07/31/1993      8.88%           $12,033       -0.40%        $14,209       2.48%              $10,784
      08/31/1993     -7.58%           $11,121        3.79%        $14,747       3.73%              $11,186
      09/30/1993     -8.20%           $10,208       -0.77%        $14,634      -2.01%              $10,961
      10/31/1993      9.44%           $11,172        2.07%        $14,937       1.72%              $11,150
      11/30/1993     -0.85%           $11,078       -0.95%        $14,795      -5.69%              $10,515
      12/31/1993     12.35%           $12,446        1.21%        $14,974       4.54%              $10,993
      01/31/1994      0.69%           $12,532        3.40%        $15,483       7.71%              $11,840
      02/28/1994     -4.19%           $12,007       -2.71%        $15,063      -1.55%              $11,657
      03/31/1994      1.15%           $12,145       -4.36%        $14,407      -3.50%              $11,249
      04/30/1994     -4.68%           $11,577        1.28%        $14,591       5.19%              $11,833
      05/31/1994      3.27%           $11,956        1.64%        $14,830       0.29%              $11,867
      06/30/1994     -2.12%           $11,703       -2.45%        $14,467      -0.36%              $11,824
      07/31/1994      1.92%           $11,928        3.28%        $14,941       3.82%              $12,276
      08/31/1994      4.43%           $12,456        4.10%        $15,554       2.70%              $12,607
      09/30/1994      6.53%           $13,269       -2.44%        $15,174      -1.85%              $12,374
      10/31/1994     -3.57%           $12,795        2.25%        $15,516       4.39%              $12,917
      11/30/1994     -7.98%           $11,774       -3.64%        $14,951      -5.74%              $12,176
      12/31/1994      3.60%           $12,198        1.48%        $15,172      -0.02%              $12,173
      01/31/1995    -11.78%           $10,761        2.59%        $15,565      -1.25%              $12,021
      02/28/1995      4.51%           $11,246        3.90%        $16,172       0.79%              $12,116
      03/31/1995      9.31%           $12,293        2.95%        $16,650       5.24%              $12,751
      04/30/1995      0.99%           $12,414        2.94%        $17,139       4.23%              $13,291
      05/31/1995     -0.70%           $12,328        4.00%        $17,825      -0.10%              $13,277
      06/30/1995     -0.10%           $12,316        2.32%        $18,238      -2.11%              $12,997
      07/31/1995      3.24%           $12,715        3.32%        $18,844       4.87%              $13,630
      08/31/1995     -0.63%           $12,635        0.25%        $18,891      -2.96%              $13,227
      09/30/1995      0.42%           $12,688        4.22%        $19,688       1.10%              $13,372
      10/31/1995    -11.18%           $11,270       -0.36%        $19,617      -2.09%              $13,093
      11/30/1995      8.73%           $12,254        4.39%        $20,478       3.49%              $13,550
      12/31/1995      1.88%           $12,484        1.93%        $20,873       3.73%              $14,055
      01/31/1996     16.55%           $14,550        3.40%        $21,583       1.86%              $14,316
      02/29/1996      0.73%           $14,657        0.93%        $21,784       0.68%              $14,414
      03/31/1996      0.48%           $14,728        0.96%        $21,993       4.16%              $15,013
      04/30/1996      0.54%           $14,807        1.47%        $22,316       2.69%              $15,417
      05/31/1996      3.83%           $15,375        2.58%        $22,892      -0.42%              $15,352
      06/30/1996    -11.83%           $13,556        0.38%        $22,979      -0.29%              $15,308
      07/31/1996     -2.08%           $13,275       -4.42%        $21,963      -3.34%              $14,797
      08/31/1996      3.83%           $13,783        2.11%        $22,427       1.88%              $15,075
      09/30/1996     -5.60%           $13,011        5.63%        $23,689       3.08%              $15,539
      10/31/1996      0.70%           $13,102        2.76%        $24,343       2.12%              $15,869
      11/30/1996     -0.90%           $12,984        7.56%        $26,184       3.56%              $16,433
      12/31/1996      0.00%           $12,984       -1.98%        $25,665      -0.50%              $16,351
      01/31/1997     -4.97%           $12,339        6.25%        $27,269       0.52%              $16,436
      02/28/1997     11.41%           $13,747        0.78%        $27,482      -0.77%              $16,310
      03/31/1997    -10.44%           $12,311       -4.11%        $26,352       1.40%              $16,538
      04/30/1997     -5.54%           $11,630        5.97%        $27,926       0.01%              $16,540
      05/31/1997      6.17%           $12,348        6.09%        $29,626       5.79%              $17,497
      06/30/1997     -3.83%           $11,875        4.48%        $30,954       3.52%              $18,113
      07/31/1997      0.39%           $11,921        7.96%        $33,417       3.59%              $18,764
      08/31/1997      1.86%           $12,143       -5.60%        $31,546      -4.63%              $17,895
      09/30/1997      6.68%           $12,954        5.48%        $33,275       4.22%              $18,650
      10/31/1997     -8.04%           $11,912       -3.34%        $32,163      -5.97%              $17,537
      11/30/1997    -11.22%           $10,575        4.63%        $33,653      -3.61%              $16,903
      12/31/1997     -0.52%           $10,520        1.72%        $34,231      -1.87%              $16,587
      01/31/1998     -4.56%           $10,041        1.11%        $34,611      -0.13%              $16,566
      02/28/1998      5.33%           $10,575        7.21%        $37,107       5.70%              $17,510
      03/31/1998      5.23%           $11,129        5.12%        $39,007       4.22%              $18,249
      04/30/1998      3.89%           $11,562        1.01%        $39,401       2.69%              $18,740
      05/31/1998     -9.57%           $10,456       -1.72%        $38,723      -2.12%              $18,343
      06/30/1998     -6.84%            $9,740        4.06%        $40,295      -2.77%              $17,835
      07/31/1998    -10.85%            $8,683       -1.07%        $39,864      -5.89%              $16,784
      08/31/1998    -24.46%            $6,559      -14.46%        $34,100     -13.63%              $14,496
      09/30/1998     20.11%            $7,878        6.41%        $36,285       8.07%              $15,666
      10/31/1998      7.24%            $8,449        8.13%        $39,236       5.13%              $16,470
      11/30/1998     -6.87%            $7,869        6.06%        $41,613       1.51%              $16,719
      12/31/1998     -0.24%            $7,850        5.76%        $44,010      -0.93%              $16,563
      01/31/1999     -5.48%            $7,420        4.18%        $45,850      -4.95%              $15,743
      02/28/1999     -3.15%            $7,186       -3.11%        $44,424       0.24%              $15,781
      03/31/1999     15.62%            $8,309        4.00%        $46,201      11.00%              $17,517
      04/30/1999     19.48%            $9,927        3.87%        $47,989      14.38%              $20,036
      05/31/1999     -5.00%            $9,431       -2.36%        $46,856      -5.58%              $18,918
      06/30/1999      7.44%           $10,132        5.55%        $49,457       3.63%              $19,605
      07/31/1999      2.36%           $10,372       -3.12%        $47,914       3.46%              $20,283
      08/31/1999      1.56%           $10,533       -0.50%        $47,674      -0.17%              $20,248
      09/30/1999     -2.07%           $10,315       -2.74%        $46,368      -2.11%              $19,821
      10/31/1999     -5.16%            $9,783        6.33%        $49,303      -0.28%              $19,766
      11/30/1999      0.10%            $9,793        2.03%        $50,304       0.32%              $19,829
      12/31/1999      5.82%           $10,362        5.89%        $53,267       4.34%              $20,690

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

FRANKLIN SMALL CAP FUND

Technology stocks' market outperformance characterized the year under review as infrastructure investment, bandwidth demands and increasing use of electronics in daily life appeared to drive such companies' earnings growth. However, technology stocks' strength belied the general stock market's weakness. After significant gains in the first half of the year, most energy-related, small-cap stocks failed to sustain their momentum and stagnated or fell later in the year. As the second half of the year progressed, the gap widened between strong technology and weak non-tech stock performances, possibly due to investors chasing the best-performing technology stock to ever-higher valuations. Fortunately, we had previously established positions in many of these technology stocks and were thus positioned to benefit from their robust fourth-quarter performance.


PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
1-Year                                                                   +32.25%

5-Year                                                                    -3.17%

10-Year                                                                   +0.37%

Since Inception (1/24/89)                                                 +2.36%

Average Annual Total Return - Class 2*

1-Year                                                                   +32.01%

5-Year                                                                    -3.21%

10-Year                                                                   +0.36%

Since Inception (1/24/89)                                                 +2.34%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.          15

TOP 10 INDUSTRY BREAKDOWN
Franklin Small Cap Fund
12/31/99

                                                                     % OF TOTAL
INDUSTRY                                                              NET ASSETS
Technology Services                                                       34.1%

Electronic Technology                                                     22.7%

Telecommunications                                                         9.4%

Finance                                                                    5.4%

Consumer Services                                                          3.5%

Industrial Services                                                        2.6%

Producer Manufacturing                                                     2.5%

Transportation                                                             2.5%

Real Estate                                                                2.3%

Energy Minerals                                                            2.1%



During 1999, Franklin Small Cap Fund posted strong total returns, handily beating its benchmark, the Russell 2000(R) Growth Index. The portfolio's outperformance was primarily attributable to its significant positions in technology stocks and its small allocation to financial and retail stocks. We traditionally have found more growth potential in the technology sector and anticipate maintaining large positions in this sector for the near future, despite its inherent volatility. We also anticipate having relatively small positions in retail and financials, two sectors in which we believe it is often difficult to find small-cap companies that can sustain consistent revenue and earnings growth.

For some time, we have been commenting about the weakness in the small-cap market's non-tech sectors. We are pleased to report that as the year ended we did observe signs of life among a small group of underappreciated non-tech growth stocks in sectors as disparate as health care and producer manufacturing. Although mutual fund flows and investor interest still seem to favor technology stocks, we find it encouraging that some investors are apparently appreciating the strong fundamental growth potential that may exist in the uncovered nooks of the market. In particular, we are optimistic about the stock performance and fundamental improvements we see in the home builder and real estate investment trust sectors. Accordingly, we added selectively to a handful of non-tech stocks that we believe may be strong performers when the market eventually broadens.

As we look forward to the 21st century, we continue to see strong growth potential for small-cap companies. We believe that such companies likely will be prominent innovators in creating and delivering new products, services and technologies in the next century. In our opinion, healthy growth prospects for the global economy should set the stage for a broadening of small-cap stock performance to include other sectors in addition to technology.

This graph compares the performance of Franklin Small Cap Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Russell 2500 Index and Russell 2000 Growth Index from 11/1/95-12/31/99.

We are replacing the Russell 2500 Index with the Russell 2000 Growth Index because it more closely mirrors our growth style of investing. The Russell 2500 Index primarily represents value-oriented small cap names that are trading at valuations reflecting their relatively slow or non-existent growth. Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                                                                                        Russell
                                Franklin Small                                                            2000
                               Cap Fund - Class                                Russell 2500              Growth
                                       1                S&P 500                   Index                   Index
                 ------------------------------------------------------------------------------------------------
      11/01/1995                 $10,000                $10,000                  $10,000                 $10,000
      11/30/1995     -3.00%       $9,700      4.39%     $10,439       4.27%      $10,427      4.41%      $10,441
      12/31/1995      5.46%      $10,230      1.93%     $10,640       1.71%      $10,605      2.22%      $10,673
      01/31/1996      1.37%      $10,370      3.40%     $11,002       0.71%      $10,681     -0.83%      $10,584
      02/29/1996      4.63%      $10,850      0.93%     $11,105       3.01%      $11,002      4.56%      $11,067
      03/31/1996      2.67%      $11,140      0.96%     $11,211       2.04%      $11,227      1.98%      $11,286
      04/30/1996      9.96%      $12,250      1.47%     $11,376       4.62%      $11,745      7.68%      $12,153
      05/31/1996      4.16%      $12,760      2.58%     $11,669       2.71%      $12,063      5.13%      $12,776
      06/30/1996     -4.75%      $12,154      0.38%     $11,714      -3.07%      $11,693     -6.50%      $11,946
      07/31/1996     -9.05%      $11,054     -4.42%     $11,196      -7.32%      $10,837    -12.21%      $10,487
      08/31/1996      9.59%      $12,114      2.11%     $11,432       5.75%      $11,460      7.40%      $11,263
      09/30/1996      4.46%      $12,654      5.63%     $12,076       4.33%      $11,957      5.15%      $11,843
      10/31/1996     -1.98%      $12,404      2.76%     $12,409      -0.66%      $11,878     -4.31%      $11,333
      11/30/1996      4.52%      $12,964      7.56%     $13,347       4.83%      $12,451      2.78%      $11,648
      12/31/1996      1.85%      $13,204     -1.98%     $13,083       1.37%      $12,622      1.95%      $11,875
      01/31/1997      2.20%      $13,494      6.25%     $13,901       2.76%      $12,970      2.50%      $12,172
      02/28/1997     -4.67%      $12,864      0.78%     $14,009      -1.49%      $12,777     -6.04%      $11,437
      03/31/1997     -7.08%      $11,954     -4.11%     $13,433      -4.53%      $12,198     -7.06%      $10,629
      04/30/1997      0.67%      $12,034      5.97%     $14,235       1.27%      $12,353     -1.16%      $10,506
      05/31/1997     14.21%      $13,744      6.09%     $15,102       9.21%      $13,491     15.03%      $12,085
      06/30/1997      3.81%      $14,269      4.48%     $15,779       4.09%      $14,043      3.39%      $12,495
      07/31/1997      6.35%      $15,175      7.96%     $17,035       5.86%      $14,866      5.12%      $13,134
      08/31/1997      1.02%      $15,330     -5.60%     $16,081       1.39%      $15,072      3.00%      $13,528
      09/30/1997      9.68%      $16,813      5.48%     $16,962       6.54%      $16,058      7.98%      $14,608
      10/31/1997     -4.23%      $16,103     -3.34%     $16,396      -4.49%      $15,337     -6.01%      $13,730
      11/30/1997     -2.37%      $15,721      4.63%     $17,155       0.45%      $15,406     -2.38%      $13,403
      12/31/1997     -1.38%      $15,505      1.72%     $17,450       1.89%      $15,697      0.06%      $13,411
      01/31/1998     -0.40%      $15,443      1.11%     $17,644      -1.53%      $15,457     -1.33%      $13,233
      02/28/1998      7.87%      $16,659      7.21%     $18,916       7.26%      $16,579      8.83%      $14,401
      03/31/1998      3.96%      $17,318      5.12%     $19,884       4.39%      $17,307      4.19%      $15,005
      04/30/1998      1.43%      $17,565      1.01%     $20,085       0.38%      $17,373      0.61%      $15,096
      05/31/1998     -7.10%      $16,319     -1.72%     $19,740      -4.64%      $16,567     -7.27%      $13,999
      06/30/1998      0.05%      $16,327      4.06%     $20,541       0.12%      $16,586      1.02%      $14,142
      07/31/1998     -9.80%      $14,726     -1.07%     $20,321      -6.87%      $15,447     -8.35%      $12,961
      08/31/1998    -23.48%      $11,269    -14.46%     $17,383     -18.86%      $12,534    -23.08%       $9,969
      09/30/1998      9.53%      $12,343      6.41%     $18,497       7.10%      $13,424     10.14%      $10,980
      10/31/1998      6.53%      $13,149      8.13%     $20,001       5.47%      $14,158      5.22%      $11,554
      11/30/1998      7.57%      $14,145      6.06%     $21,213       4.95%      $14,859      7.76%      $12,450
      12/31/1998      8.54%      $15,353      5.76%     $22,435       6.06%      $15,759      9.05%      $13,577
      01/31/1999      4.23%      $16,003      4.18%     $23,372      -0.17%      $15,732      4.50%      $14,188
      02/28/1999     -8.60%      $14,626     -3.11%     $22,646      -6.57%      $14,699     -9.15%      $12,890
      03/31/1999      5.51%      $15,432      4.00%     $23,551       2.14%      $15,013      3.56%      $13,348
      04/30/1999      7.83%      $16,641      3.87%     $24,463       8.95%      $16,357      8.83%      $14,527
      05/31/1999     -0.20%      $16,607     -2.36%     $23,885       1.55%      $16,610      0.16%      $14,550
      06/30/1999      7.68%      $17,883      5.55%     $25,211       5.20%      $17,474      5.27%      $15,317
      07/31/1999     -0.01%      $17,881     -3.12%     $24,425      -1.97%      $17,130     -3.09%      $14,844
      08/31/1999      1.38%      $18,128     -0.50%     $24,302      -3.13%      $16,594     -3.74%      $14,289
      09/30/1999      3.60%      $18,780     -2.74%     $23,637      -1.49%      $16,347      1.93%      $14,565
      10/31/1999     11.98%      $21,030      6.33%     $25,133       2.19%      $16,705      2.56%      $14,937
      11/30/1999     16.64%      $24,530      2.03%     $25,643       5.65%      $17,648     10.57%      $16,516
      12/31/1999     23.26%      $30,236      5.89%     $27,153      10.85%      $19,563     17.63%      $19,428

This graph compares the performance of Franklin Small Cap Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Russell 2500 Index and Russell 2000 Growth Index from 11/1/95-12/31/99.*


                        Franklin                                   Russell
                        Small Cap                    Russell        2000
                          Fund -                       2500        Growth
                          Class 2        S&P 500      Index         Index
                  ---------------------------------------------------------
       11/01/1995         $10,000       $10,000      $10,000       $10,000
       11/30/1995          $9,700       $10,439      $10,427       $10,441
       12/31/1995         $10,230       $10,640      $10,605       $10,673
       01/31/1996         $10,370       $11,002      $10,681       $10,584
       02/29/1996         $10,850       $11,105      $11,002       $11,067
       03/31/1996         $11,140       $11,211      $11,227       $11,286
       04/30/1996         $12,250       $11,376      $11,745       $12,153
       05/31/1996         $12,760       $11,669      $12,063       $12,776
       06/30/1996         $12,154       $11,714      $11,693       $11,946
       07/31/1996         $11,054       $11,196      $10,837       $10,487
       08/31/1996         $12,114       $11,432      $11,460       $11,263
       09/30/1996         $12,654       $12,076      $11,957       $11,843
       10/31/1996         $12,404       $12,409      $11,878       $11,333
       11/30/1996         $12,964       $13,347      $12,451       $11,648
       12/31/1996         $13,204       $13,083      $12,622       $11,875
       01/31/1997         $13,494       $13,901      $12,970       $12,172
       02/28/1997         $12,864       $14,009      $12,777       $11,437
       03/31/1997         $11,954       $13,433      $12,198       $10,629
       04/30/1997         $12,034       $14,235      $12,353       $10,506
       05/31/1997         $13,744       $15,102      $13,491       $12,085
       06/30/1997         $14,269       $15,779      $14,043       $12,495
       07/31/1997         $15,175       $17,035      $14,866       $13,134
       08/31/1997         $15,330       $16,081      $15,072       $13,528
       09/30/1997         $16,813       $16,962      $16,058       $14,608
       10/31/1997         $16,103       $16,396      $15,337       $13,730
       11/30/1997         $15,721       $17,155      $15,406       $13,403
       12/31/1997         $15,505       $17,450      $15,697       $13,411
       01/31/1998         $15,443       $17,644      $15,457       $13,233
       02/28/1998         $16,659       $18,916      $16,579       $14,401
       03/31/1998         $17,318       $19,884      $17,307       $15,005
       04/30/1998         $17,565       $20,085      $17,373       $15,096
       05/31/1998         $16,319       $19,740      $16,567       $13,999
       06/30/1998         $16,327       $20,541      $16,586       $14,142
       07/31/1998         $14,726       $20,321      $15,447       $12,961
       08/31/1998         $11,269       $17,383      $12,534        $9,969
       09/30/1998         $12,343       $18,497      $13,424       $10,980
       10/31/1998         $13,149       $20,001      $14,158       $11,554
       11/30/1998         $14,145       $21,213      $14,859       $12,450
       12/31/1998         $15,353       $22,435      $15,759       $13,577
       01/31/1999         $16,003       $23,372      $15,732       $14,188
       02/28/1999         $14,626       $22,646      $14,699       $12,890
       03/31/1999         $15,421       $23,551      $15,013       $13,348
       04/30/1999         $16,617       $24,463      $16,357       $14,527
       05/31/1999         $16,584       $23,885      $16,610       $14,550
       06/30/1999         $17,848       $25,211      $17,474       $15,317
       07/31/1999         $17,858       $24,425      $17,130       $14,844
       08/31/1999         $18,107       $24,302      $16,594       $14,289
       09/30/1999         $18,737       $23,637      $16,347       $14,565
       10/31/1999         $20,976       $25,133      $16,705       $14,937
       11/30/1999         $24,474       $25,643      $17,648       $16,516
       12/31/1999         $30,147       $27,153      $19,563       $19,428


*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

MUTUAL DISCOVERY SECURITIES FUND
During the 12 months under review, the U.S. economy experienced unusually strong growth in a low-inflation environment. Global economies generally followed suit, and stock markets around the world sprang back to life in a broad-based rally. However, in the process, the market became increasingly two-tiered, and a select group of companies achieved "over the top" success while the majority of publicly-traded equities languished. For example, the tech-heavy Nasdaq market rose 85.9% for the year. But while the top companies in that index comprised half of that index's value, the other half of its value was divided between the more than 4,700 other companies in the index. Furthermore, although the Dow Jones Industrial Index rose more than 27%, and the S&P 500 climbed 21.0% during the year, about 62% of the stocks listed on the New York Stock Exchange and 51% of those comprising the S&P 500 fell in value during 1999.

The portfolio's impressive performance was achieved not by investing in volatile emerging markets or high-flying Internet companies, but by sticking to our longstanding, value strategy during a period when growth investing seemed clearly in

We are replacing the Russell 2500 Index with the Russell 2000 Growth Index because it more closely mirrors our growth style of investing. The Russell 2500 Index primarily represents value-oriented small cap names that are trading at valuations reflecting their relatively slow or non-existent growth. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Average Annual Total Return - Class 1

1-Year                                                                   +96.94%

3-Year                                                                   +31.81%

Since Inception (11/1/95)                                                +30.41%

Average Annual Total Return - Class 2*

1-Year                                                                   +96.36%

3-Year                                                                   +31.68%

Since Inception (11/1/95)                                                +30.32%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

TOP 10 HOLDINGS
Mutual Discovery Securities Fund
12/31/99

COMPANY                                                              % OF TOTAL
INDUSTRY, COUNTRY                                                    NET ASSETS
Lagardere SCA                                                               4.1%
Multi-Industry, France

Aventis SA                                                                  3.2%
Health & Personal Care,
France

Investor AB, B                                                              2.9%
Multi-Industry, Sweden

Modern Times Group AB                                                       2.9%
Broadcasting & Publishing,
Sweden

Compagnie Generale
D'Industrie et de Participation                                             2.5%
Multi-Industry, France

Corporacion Financiera
Alba SA                                                                     2.5%
Multi-Industry, Spain

Suez Lyonnaise des Eaux SA                                                  1.9%
Business &Public Services,
France

Invensys PLC                                                                1.8%
Machinery & Engineering,
U.K

Compagnie Financiere
Richemont AG                                                                1.6%
Multi-Industry, Switzerland

Total Fina SA, B                                                            1.5%
Energy Sources, France



favor with a majority of investors interested in buying "hot" stocks.
Throughout the reporting period, we conducted in-depth fundamental analysis and bought securities only when we saw substantial upside with relatively little risk. Many market participants appeared to be interested only in positive momentum during 1999, and were unconcerned about valuations. But we believe risk still matters. In addition to focusing our attention upon identifying opportunities that we believed traded at a meaningful discount to their intrinsic value, we linked our equity positions to the dollar seeking to minimize the volatility of overseas currencies' unexpected movements.

The casino-like atmosphere of 1999 attracted many investors to index funds. Unfortunately, many people often forget two vital aspects of index investing: 1) an index is 100% of the risk of its market, and 2) most indexes are weighted to very large companies. We try to lessen market risk by diversifying into special situations such as distressed securities and arbitrage. Believing that the large-cap universe was generally overvalued during 1999, we stayed away from those stocks, opting instead to focus on out-of-favor mid- to small-cap companies. After all, we feel that the best bargains can generally be purchased in the most overlooked areas, and rarely in the most popular.

We recalibrated the portfolio somewhat during the year, cutting the number of positions. For the most part, we did not eliminate any large positions, only smaller ones. We did make some new purchases, adding to our stake in pharmaceutical, defense, and media companies whose stocks were selling at 60 cents on the dollar -- well below our perception of their intrinsic values. Continuing to focus on Europe, we increased our exposure to French stocks. The European economy is a great restructuring story we expect to continue for several years to come, with France in particular benefiting from a wave of corporate consolidation.

A number of stocks contributed to the portfolio's success in 1999. Among them:
Lagardere SCA, a French conglomerate undergoing a restructuring; Compagnie Financiere Richemont AG, a Swiss conglomerate we purchased at a substantial discount to the sum of its pieces; and AMFM Inc., a radio business that is merging with Capstar, another media company.

Looking forward, we see attractive values in mid-size companies around the world. U.S. financial stocks have fallen considerably and we expect to find great value in this sector. In Europe, we intend to take advantage of any opportunities that arise as European companies react to the rapidly changing business and market environment there. The U.K. continues to offer interesting opportunities on the heels of a remarkable economic turnaround. We also believe that Aventis SA, a life science company formed by the merger of France's Rhone-Poulenc SA and Germany's Hoechst AG, and whose stock we purchased at a huge discount, may continue to enjoy significant upside potential. In short, we see no dearth of good companies trading with above-average earnings prospects at below-average price-to-earnings ratios, and shall continue to concentrate on mining overlooked, out-of-favor sectors for tomorrow's gems as we strive to provide our shareholders the best risk-adjusted returns over the long term.

This graph compares the performance of Mutual Discovery Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Russell 2000 Index from 11/8/96-12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                Mutual Discovery
                                Securities Fund -                                            Russell 2000
                                    Class 1                       S&P 500                        Index
                  ----------------------------------------------------------------------------------------
       11/08/1996                   $10,000                       $10,000                       $10,000
       11/30/1996                   $10,140       5.54%           $10,554      3.02%            $10,302
       12/31/1996                   $10,200      -1.98%           $10,345      2.62%            $10,572
       01/31/1997                   $10,660       6.25%           $10,992      2.00%            $10,783
       02/28/1997                   $10,790       0.78%           $11,078     -2.42%            $10,523
       03/31/1997                   $10,690      -4.11%           $10,622     -4.72%            $10,026
       04/30/1997                   $10,630       5.97%           $11,257      0.28%            $10,054
       05/31/1997                   $10,910       6.09%           $11,942     11.12%            $11,172
       06/30/1997                   $11,325       4.48%           $12,477      4.29%            $11,651
       07/31/1997                   $11,735       7.96%           $13,470      4.65%            $12,193
       08/31/1997                   $11,715      -5.60%           $12,716      2.29%            $12,472
       09/30/1997                   $12,356       5.48%           $13,413      7.32%            $13,385
       10/31/1997                   $11,975      -3.34%           $12,965     -4.39%            $12,798
       11/30/1997                   $12,025       4.63%           $13,565     -0.65%            $12,714
       12/31/1997                   $12,175       1.72%           $13,798      1.75%            $12,937
       01/31/1998                   $12,155       1.11%           $13,952     -1.58%            $12,732
       02/28/1998                   $12,796       7.21%           $14,958      7.39%            $13,673
       03/31/1998                   $13,496       5.12%           $15,723      4.12%            $14,237
       04/30/1998                   $13,756       1.01%           $15,882      0.55%            $14,315
       05/31/1998                   $13,896      -1.72%           $15,609     -5.39%            $13,543
       06/30/1998                   $13,483       4.06%           $16,243      0.21%            $13,572
       07/31/1998                   $12,971      -1.07%           $16,069     -8.10%            $12,473
       08/31/1998                   $11,127     -14.46%           $13,745    -19.42%            $10,050
       09/30/1998                   $10,655       6.41%           $14,626      7.83%            $10,837
       10/31/1998                   $10,922       8.13%           $15,816      4.08%            $11,280
       11/30/1998                   $11,485       6.06%           $16,774      5.24%            $11,871
       12/31/1998                   $11,567       5.76%           $17,740      6.19%            $12,605
       01/31/1999                   $11,629       4.18%           $18,482      1.33%            $12,773
       02/28/1999                   $11,454      -3.11%           $17,907     -8.10%            $11,738
       03/31/1999                   $11,803       4.00%           $18,623      1.56%            $11,922
       04/30/1999                   $12,540       3.87%           $19,344      8.96%            $12,990
       05/31/1999                   $12,510      -2.36%           $18,887      1.46%            $13,179
       06/30/1999                   $12,961       5.55%           $19,936      4.52%            $13,775
       07/31/1999                   $12,786      -3.12%           $19,314     -2.74%            $13,398
       08/31/1999                   $12,638      -0.50%           $19,217     -3.70%            $12,902
       09/30/1999                   $12,501      -2.74%           $18,691      0.02%            $12,904
       10/31/1999                   $12,733       6.33%           $19,874      0.41%            $12,957
       11/30/1999                   $13,419       2.03%           $20,277      5.97%            $13,731
       12/31/1999                   $14,316       5.89%           $21,471     11.32%            $15,285

This graph compares the performance of Mutual Discovery Securities Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Russell 2000 Index from 11/8/96-12/31/99.*


                             Mutual Discovery                                                    Russell 2000
                         Securities Fund - Class 2                   S&P 500                          Index
                  -------------------------------------------------------------------------------------------
       11/08/1996                   $10,000                          $10,000                        $10,000
       11/30/1996                   $10,140        5.54%             $10,554        3.02%           $10,302
       12/31/1996                   $10,200       -1.98%             $10,345        2.62%           $10,572
       01/31/1997                   $10,660        6.25%             $10,992        2.00%           $10,783
       02/28/1997                   $10,790        0.78%             $11,078       -2.42%           $10,523
       03/31/1997                   $10,690       -4.11%             $10,622       -4.72%           $10,026
       04/30/1997                   $10,630        5.97%             $11,257        0.28%           $10,054
       05/31/1997                   $10,910        6.09%             $11,942       11.12%           $11,172
       06/30/1997                   $11,325        4.48%             $12,477        4.29%           $11,651
       07/31/1997                   $11,735        7.96%             $13,470        4.65%           $12,193
       08/31/1997                   $11,715       -5.60%             $12,716        2.29%           $12,472
       09/30/1997                   $12,356        5.48%             $13,413        7.32%           $13,385
       10/31/1997                   $11,975       -3.34%             $12,965       -4.39%           $12,798
       11/30/1997                   $12,025        4.63%             $13,565       -0.65%           $12,714
       12/31/1997                   $12,175        1.72%             $13,798        1.75%           $12,937
       01/31/1998                   $12,155        1.11%             $13,952       -1.58%           $12,732
       02/28/1998                   $12,796        7.21%             $14,958        7.39%           $13,673
       03/31/1998                   $13,496        5.12%             $15,723        4.12%           $14,237
       04/30/1998                   $13,756        1.01%             $15,882        0.55%           $14,315
       05/31/1998                   $13,896       -1.72%             $15,609       -5.39%           $13,543
       06/30/1998                   $13,483        4.06%             $16,243        0.21%           $13,572
       07/31/1998                   $12,971       -1.07%             $16,069       -8.10%           $12,473
       08/31/1998                   $11,127      -14.46%             $13,745      -19.42%           $10,050
       09/30/1998                   $10,655        6.41%             $14,626        7.83%           $10,837
       10/31/1998                   $10,922        8.13%             $15,816        4.08%           $11,280
       11/30/1998                   $11,485        6.06%             $16,774        5.24%           $11,871
       12/31/1998                   $11,567        5.76%             $17,740        6.19%           $12,605
       01/31/1999                   $11,628        4.18%             $18,482        1.33%           $12,773
       02/28/1999                   $11,454       -3.11%             $17,907       -8.10%           $11,738
       03/31/1999                   $11,802        4.00%             $18,623        1.56%           $11,922
       04/30/1999                   $12,529        3.87%             $19,344        8.96%           $12,990
       05/31/1999                   $12,497       -2.36%             $18,887        1.46%           $13,179
       06/30/1999                   $12,949        5.55%             $19,936        4.52%           $13,775
       07/31/1999                   $12,774       -3.12%             $19,314       -2.74%           $13,398
       08/31/1999                   $12,626       -0.50%             $19,217       -3.70%           $12,902
       09/30/1999                   $12,478       -2.74%             $18,691        0.02%           $12,904
       10/31/1999                   $12,700        6.33%             $19,874        0.41%           $12,957
       11/30/1999                   $13,386        2.03%             $20,277        5.97%           $13,731
       12/31/1999                   $14,285        5.89%             $21,471       11.32%           $15,285

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

TEMPLETON DEVELOPING MARKETS EQUITY FUND

The year 1999 saw a recovery in most emerging markets despite volatility caused by such events as Brazil's floating its currency, the war in Kosovo, tensions between China and Taiwan, military conflicts between India and Pakistan, the near collapse of one of South Korea's largest conglomerates, and earthquakes in Turkey, Greece and Taiwan.

Political change was widespread throughout emerging markets countries as citizens of Indonesia, South Africa and Argentina elected new leadership, while a military coup put a new government in charge of Pakistan. The stability of the Polish, Czech and Russian governments was in question for most of the year in Europe. In Poland, tax-reform debates characterized the year, and in the Czech Republic, questions remained throughout the year, as friction between ruling party leaders became more evident.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1

1-Year                                                                   +23.76%

3-Year                                                                   +11.96%

Since Inception (11/8/96)                                                +12.08%

Average Annual Total Return - Class 2*

1-Year                                                                   +23.49%

3-Year                                                                   +11.88%

Since Inception (11/8/96)                                                +12.01%

                                  [PIE CHART]
                            GEOGRAPHIC DISTRIBUTION
                    Templeton Developing Markets Equity Fund
                           Based on Total Net Assets
                                    12/31/99

Latin America                                                             40.5%
Asia                                                                      35.95
Mid-East/Africa                                                           13.9%
Europe                                                                     8.9%
Short Term Investments & Other Net Assets                                  0.8%

Please see Important Endnotes to Performance Information on page 65.

TOP 10 HOLDINGS
Templeton Developing Markets
Equity Fund
12/31/99

COMPANY                                                             % OF TOTAL
INDUSTRY, COUNTRY                                                    NET ASSETS
Telefonos de Mexico SA
(Telmex)                                                                   6.9%
Telecommunications, Mexico

Cemex SA                                                                   4.6%
Building Materials &
Components, Mexico

Akbank                                                                     3.5%
Banking, Turkey

Centrais Eletricas Brasileiras SA
(Eletrobras)                                                               3.1%
Utilities Electrical & Gas, Brazil

Grupo Financiero Banamex
Accival SA de CV                                                           2.6%
Banking, Mexico

Anglo American PLC                                                         2.4%
Metals & Mining, South Africa

PT Telekomunikasi Indonesia
(Persero)                                                                  2.1%
Telecommunications,
Indonesia

Cheung Kong Holdings Ltd.                                                  2.0%
Multi-Industry, Hong Kong

CEZ AS                                                                     1.8%
Utilities Electrical & Gas,
Czech Republic

South African Breweries PLC                                                1.8%
Beverages & Tobacco,
South Africa

Questions about the future of Boris Yeltsin were not laid to rest until December 31, 1999, when he resigned and handed over control of Russia to Vladimir Putin

Asia led the global economic recovery, with the improvement slowly shifting gears to one apparently led by domestic consumption rather than by trade. Export and import levels increased, with trade balances declining from 1998's huge surpluses as import growth outpaced that of exports.

In Latin America, the rapid stock market advances early in the year continued, seeming to signal forthcoming economic improvements. However, most Latin American economies were weak, but improving commodity prices near year-end contributed to the belief that the worst was over. In Brazil, the currency devaluation's adverse effects on inflation and economic growth seemed modest. The election of a new president in Argentina, questions concerning the currency peg and debate over the level of national debt caused market concern, although the government is expected to reduce the fiscal deficit. Continued reform in Brazil, coupled with Venezuela's restructuring and new governments in Argentina and Chile, led many to conclude that these economies will return to growth in 2000.

Efforts to meet European Union (E.U.) admission standards apparently proved beneficial for eastern and southern European economies. However, natural disasters in Turkey and Greece coupled with stalled privatization attempts in other eastern European countries hampered economic growth. The long-term outlook for emerging Europe seems bright as E.U. membership prompts these countries to reform their economies.

Finally, African and Middle Eastern markets continued to develop toward international importance. In South Africa, the strengthening of gold prices during the year in addition to greater demand for diamonds and other natural resources seemed to help propel the nation's economy. The ongoing streamlining of large corporations and increased international demand for services provided by other South African corporate leaders appears to have augmented this strength.

During the 12 months under review, the portfolio posted a strong performance. Varying individual stock performances resulted in some changes in the portfolio's composition. We sold our holdings in Sri Lanka, Croatia, Shenzhen (China) and Jordan as we felt better bargains could be found elsewhere, while we added Austria. Strong growth in the Mexican, Brazilian and South African stock markets resulted in increased exposure to these countries. However, the portfolio's regional exposure remained largely unchanged except for Asia, which decreased in favor of greater exposure to South Africa. At the end of the 12-month period, holdings in Mexico comprised the greatest portion of the portfolio's total net assets at 15.1%, followed by holdings in South Africa at 13.5% and Brazil at 13.1%.

Varying individual performances led to the replacement of four companies in the portfolio's top ten holdings. South Africa's Anglo American PLC and South African Breweries PLC replaced Hong Kong's New World Development Co. Ltd. and Thailand's Thai Farmers Bank Public Co. Ltd. In addition, Grupo Financiero Banamex Accival SA de CV (Mexico) and PT Telekomunikasi Indonesia-Persero (Indonesia) replaced Compania de Telecomunicaciones de Chile SA (Chile) and Molinos Rio de la Plata SA (Argentina). Telecommunications stocks' strong performance caused them to become the portfolio's top sector, with 23.0% of total net assets. The portfolio was virtually fully invested, with a cash level of 0.8% of total net assets at year-end.

Looking forward, we are excited about the potential of emerging markets, as we believe that the recovery has just begun, and our studies show that bull markets generally last longer than bear markets. Interest rates have fallen in many emerging countries, but most markets' indexes and valuations are still below their all-time highs. Some of the emerging market currencies still appear to be undervalued, which should help export competitiveness. The major Asian countries have increased their foreign exchange reserves. Furthermore, successful elections in Chile, India, Russia, Mexico, Malaysia, Argentina and Indonesia reduced some of the political risk, making rapid economic and social reform more likely going forward. Finally, many emerging market countries continue to overhaul their financial systems. Banks are recapitalizing their balance sheets and companies are making efforts to rectify the problem of excessive borrowing as well as streamlining their work forces in response to the changing economic environment.

We believe that recovery and growth will drive the emerging markets. Improvements in domestic and international demand should continue to spur economic growth. We favor companies and countries most proactive in reform, as improved corporate governance and better corporate efficiency should benefit stock prices for years to come.

This graph compares the performance of Templeton Developing Markets Equity Fund
- Class 1, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index, MSCI World Index and IFC Investable Composite Index from 3/15/94-12/31/99.

Although we use MSCI Emerging Markets Free Index as the portfolio's benchmark index, we retained MSCI World Index in the graph to show how global developed markets have performed.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and the International Finance Corporation.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                          Templeton
                          Developing                                                         IFC
                            Markets           MSCI Emerging                               Investable
                          Equity Fund -         Markets Free        MSCI World            Composite
                             Class 1              Index               Index                 Index
                 ------------------------------------------------------------------------------------
      03/15/1994              $10,000             $10,000              $10,000             $10,000
      03/31/1994              $10,000              $9,512               $9,774              $9,452
      04/30/1994              $10,060              $9,321              $10,077              $9,272
      05/31/1994              $10,040              $9,640              $10,105              $9,491
      06/30/1994               $9,990              $9,375              $10,079              $9,154
      07/31/1994              $10,250              $9,958              $10,272              $9,811
      08/31/1994              $10,530             $11,193              $10,583             $11,073
      09/30/1994              $10,520             $11,321              $10,307             $11,347
      10/31/1994              $10,410             $11,116              $10,602             $10,972
      11/30/1994              $10,000             $10,538              $10,144             $10,559
      12/31/1994               $9,560              $9,692              $10,245              $9,434
      01/31/1995               $8,910              $8,661              $10,093              $8,173
      02/28/1995               $8,780              $8,439              $10,242              $8,067
      03/31/1995               $9,150              $8,492              $10,737              $8,046
      04/30/1995               $9,540              $8,873              $11,114              $8,385
      05/31/1995               $9,800              $9,345              $11,211              $8,698
      06/30/1995               $9,855              $9,373              $11,209              $8,749
      07/31/1995              $10,438              $9,583              $11,773              $9,028
      08/31/1995              $10,167              $9,358              $11,512              $8,786
      09/30/1995              $10,096              $9,313              $11,850              $8,722
      10/31/1995               $9,735              $8,957              $11,666              $8,391
      11/30/1995               $9,664              $8,797              $12,073              $8,349
      12/31/1995               $9,825              $9,187              $12,428              $8,639
      01/31/1996              $10,880              $9,840              $12,655              $9,375
      02/29/1996              $10,659              $9,684              $12,734              $9,156
      03/31/1996              $10,860              $9,759              $12,949              $9,290
      04/30/1996              $11,222             $10,149              $13,255              $9,662
      05/31/1996              $11,382             $10,104              $13,269              $9,580
      06/30/1996              $11,390             $10,167              $13,339              $9,693
      07/31/1996              $10,782              $9,472              $12,870              $9,056
      08/31/1996              $10,957              $9,715              $13,021              $9,336
      09/30/1996              $11,194              $9,799              $13,533              $9,474
      10/31/1996              $11,184              $9,538              $13,629              $9,271
      11/30/1996              $11,617              $9,697              $14,396              $9,408
      12/31/1996              $11,947              $9,741              $14,168              $9,449
      01/31/1997              $12,833             $10,406              $14,340             $10,117
      02/28/1997              $13,214             $10,851              $14,508             $10,611
      03/31/1997              $12,957             $10,566              $14,224             $10,350
      04/30/1997              $13,101             $10,585              $14,691             $10,174
      05/31/1997              $13,730             $10,888              $15,601             $10,519
      06/30/1997              $14,275             $11,471              $16,381             $10,974
      07/31/1997              $14,826             $11,642              $17,138             $11,084
      08/31/1997              $13,449             $10,160              $15,994              $9,669
      09/30/1997              $14,243             $10,442              $16,865              $9,976
      10/31/1997              $11,573              $8,729              $15,980              $8,343
      11/30/1997              $10,958              $8,410              $16,265              $7,943
      12/31/1997              $10,905              $8,613              $16,466              $8,057
      01/31/1998               $9,951              $7,937              $16,928              $7,526
      02/28/1998              $11,032              $8,766              $18,076              $8,294
      03/31/1998              $11,499              $9,146              $18,842              $8,619
      04/30/1998              $11,636              $9,046              $19,029              $8,641
      05/31/1998               $9,877              $7,807              $18,793              $7,564
      06/30/1998               $8,932              $6,988              $19,242              $6,793
      07/31/1998               $8,981              $7,209              $19,213              $7,061
      08/31/1998               $6,631              $5,125              $16,654              $5,076
      09/30/1998               $7,088              $5,450              $16,952              $5,317
      10/31/1998               $8,152              $6,024              $18,487              $5,933
      11/30/1998               $8,895              $6,525              $19,590              $6,379
      12/31/1998               $8,548              $6,430              $20,550              $6,281
      01/31/1999               $8,016              $6,327              $21,003              $6,130
      02/28/1999               $8,165              $6,388              $20,446              $6,240
      03/31/1999               $9,303              $7,230              $21,301              $6,961
      04/30/1999              $11,035              $8,124              $22,143              $7,918
      05/31/1999              $10,812              $8,077              $21,337              $7,774
      06/30/1999              $11,616              $8,994              $22,335              $8,624
      07/31/1999              $11,140              $8,750              $22,272              $8,499
      08/31/1999              $10,724              $8,829              $22,235              $8,592
      09/30/1999              $10,421              $8,530              $22,023              $8,354
      10/31/1999              $10,724              $8,712              $23,171              $8,499
      11/30/1999              $11,530              $9,493              $23,825              $9,259
      12/31/1999              $13,219             $10,700              $25,757             $10,500


Although we use MSCI Emerging Markets Free Index as the portfolio's benchmark index, we retained MSCI World Index in the graph to show how global developed markets have performed.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and the International Finance Corporation.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
1-Year                                                                   +54.64%

5-Year                                                                    +6.70%

Since Inception (3/15/94)                                                 +4.93%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

For an explanation of performance calculations, please see page 21.

Average Annual Total Return - Class 2*

1-Year                                                                   +54.20%

5-Year                                                                    +6.64%

Since Inception (3/15/94)                                                 +4.88%


[Pie Chart]

Geographic Distribution
Templeton Global Growth Fund
Based on Total Net Assets
12/31/99

Europe           37.6%
North America    24.2%
Asia             20.0%
Latin America     7.9%
Australia/
New Zealand       3.9%
Mid-East/Africa   1.5%
Short-Term
Investments &
Other Net Assets  4.9%

This graph compares the performance of Templeton Developing Markets Equity Fund
- Class 2, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index, MSCI World Index and IFC Investable Composite Index from 3/15/94-12/31/99.*


                            Templeton
                            Developing                                                       IFC
                              Markets           MSCI Emerging                             Investable
                           Equity Fund -         Markets Free         MSCI World           Composite
                              Class 2               Index               Index                Index
                 ------------------------------------------------------------------------------------
      03/15/1994              $10,000             $10,000              $10,000             $10,000
      03/31/1994              $10,000              $9,512               $9,774              $9,452
      04/30/1994              $10,060              $9,321              $10,077              $9,272
      05/31/1994              $10,040              $9,640              $10,105              $9,491
      06/30/1994               $9,990              $9,375              $10,079              $9,154
      07/31/1994              $10,250              $9,958              $10,272              $9,811
      08/31/1994              $10,530             $11,193              $10,583             $11,073
      09/30/1994              $10,520             $11,321              $10,307             $11,347
      10/31/1994              $10,410             $11,116              $10,602             $10,972
      11/30/1994              $10,000             $10,538              $10,144             $10,559
      12/31/1994               $9,560              $9,692              $10,245              $9,434
      01/31/1995               $8,910              $8,661              $10,093              $8,173
      02/28/1995               $8,780              $8,439              $10,242              $8,067
      03/31/1995               $9,150              $8,492              $10,737              $8,046
      04/30/1995               $9,540              $8,873              $11,114              $8,385
      05/31/1995               $9,800              $9,345              $11,211              $8,698
      06/30/1995               $9,855              $9,373              $11,209              $8,749
      07/31/1995              $10,438              $9,583              $11,773              $9,028
      08/31/1995              $10,167              $9,358              $11,512              $8,786
      09/30/1995              $10,096              $9,313              $11,850              $8,722
      10/31/1995               $9,735              $8,957              $11,666              $8,391
      11/30/1995               $9,664              $8,797              $12,073              $8,349
      12/31/1995               $9,825              $9,187              $12,428              $8,639
      01/31/1996              $10,880              $9,840              $12,655              $9,375
      02/29/1996              $10,659              $9,684              $12,734              $9,156
      03/31/1996              $10,860              $9,759              $12,949              $9,290
      04/30/1996              $11,222             $10,149              $13,255              $9,662
      05/31/1996              $11,382             $10,104              $13,269              $9,580
      06/30/1996              $11,390             $10,167              $13,339              $9,693
      07/31/1996              $10,782              $9,472              $12,870              $9,056
      08/31/1996              $10,957              $9,715              $13,021              $9,336
      09/30/1996              $11,194              $9,799              $13,533              $9,474
      10/31/1996              $11,184              $9,538              $13,629              $9,271
      11/30/1996              $11,617              $9,697              $14,396              $9,408
      12/31/1996              $11,947              $9,741              $14,168              $9,449
      01/31/1997              $12,833             $10,406              $14,340             $10,117
      02/28/1997              $13,214             $10,851              $14,508             $10,611
      03/31/1997              $12,957             $10,566              $14,224             $10,350
      04/30/1997              $13,101             $10,585              $14,691             $10,174
      05/31/1997              $13,730             $10,888              $15,601             $10,519
      06/30/1997              $14,275             $11,471              $16,381             $10,974
      07/31/1997              $14,826             $11,642              $17,138             $11,084
      08/31/1997              $13,449             $10,160              $15,994              $9,669
      09/30/1997              $14,243             $10,442              $16,865              $9,976
      10/31/1997              $11,573              $8,729              $15,980              $8,343
      11/30/1997              $10,958              $8,410              $16,265              $7,943
      12/31/1997              $10,905              $8,613              $16,466              $8,057
      01/31/1998               $9,951              $7,937              $16,928              $7,526
      02/28/1998              $11,032              $8,766              $18,076              $8,294
      03/31/1998              $11,499              $9,146              $18,842              $8,619
      04/30/1998              $11,636              $9,046              $19,029              $8,641
      05/31/1998               $9,877              $7,807              $18,793              $7,564
      06/30/1998               $8,932              $6,988              $19,242              $6,793
      07/31/1998               $8,981              $7,209              $19,213              $7,061
      08/31/1998               $6,631              $5,125              $16,654              $5,076
      09/30/1998               $7,088              $5,450              $16,952              $5,317
      10/31/1998               $8,152              $6,024              $18,487              $5,933
      11/30/1998               $8,895              $6,525              $19,590              $6,379
      12/31/1998               $8,548              $6,430              $20,550              $6,281
      01/31/1999               $8,016              $6,327              $21,003              $6,130
      02/28/1999               $8,165              $6,388              $20,446              $6,240
      03/31/1999               $9,303              $7,230              $21,301              $6,961
      04/30/1999              $11,022              $8,124              $22,143              $7,918
      05/31/1999              $10,811              $8,077              $21,337              $7,774
      06/30/1999              $11,603              $8,994              $22,335              $8,624
      07/31/1999              $11,113              $8,750              $22,272              $8,499
      08/31/1999              $10,710              $8,829              $22,235              $8,592
      09/30/1999              $10,395              $8,530              $22,023              $8,354
      10/31/1999              $10,710              $8,712              $23,171              $8,499
      11/30/1999              $11,503              $9,493              $23,825              $9,259
      12/31/1999              $13,181             $10,700              $25,757             $10,500

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

TEMPLETON GLOBAL GROWTH FUND
With most markets around the world well into positive territory for the 12 months under review, 1999 turned out to be lucrative for many investors. Templeton Global Growth Fund also posted solid returns for the year; however, it lagged its benchmark, the Morgan Stanley Capital International (MSCI(R)) AC World Free Index, which increased 26.8% for the period.

We believe the major reason for the portfolio's underperformance was investors' focus on a small number of stocks, primarily those of technology and telecommunications companies. On December 31, 1999, only 20 stocks accounted for nearly half of the MSCI AC World Free Index's 12-month return. Yet, those same companies made up less than 1% of the more than 2,000 stocks that comprise the index. Of these 20 names, only 4 were not involved in technology or telecommunications-related businesses, which we feel shows how infatuated investors were with these areas.

The fund's shareholders can rightly question why we did not participate to a greater extent in the rapid appreciation of such companies (of which we only held two). Quite simply our analysis indicated that many of these companies' share prices were too high when compared with other investment opportunities around the world. The 20 stocks described above had a median price-to-earnings ratio of 90 and price-to-book value of 17.2, hardly fitting our criteria of undervalued or unloved companies. Even given some of these companies' sizable growth rates, such extremely high valuations were difficult for us to justify.

Nowhere did the trend toward momentum-based buying seem greater than in the U.S. market, where growth stocks with the strongest price momentum widened the gap over value names during the course of the year. Since 1954, the stocks with the greatest momentum generally were valued at a 23% premium to the overall market on a


       PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

price-to-earnings basis. However, at the beginning of 1999, such stocks were valued at a 120% premium to the overall market; so high that many analysts concluded this valuation gap would not persist. To many investors' surprise, these leading growth stocks' premiums widened to 240% above the overall market in December 1999.

At Templeton, we have always felt that to achieve superior long-term investment performance, we must go against the crowd. At a time when the crowd looks so successful, this philosophy may be hard to follow. However, as valuations become progressively more stretched we question whether these momentum stocks will continue to live up to expectations. History has shown this long-term value focus generally serves our shareholders well, especially in a more difficult economic environment. During the period, we continued to follow our disciplined approach, which uncovered some investments in the U.S. we believed were attractive among the names that were neglected by the recent narrow market. These are companies whose current valuations we believe are low in relation to their future growth prospects.

In fact, we feel that 1999 provided first-hand evidence of how well a contrarian approach still works in today's global environment. In 1998, our analysis uncovered a number of apparently undervalued companies in Hong Kong. As a result, we increased the portfolio's Asian weighting at a time when many other investors were pulling money out of the region. Although these investments initially hurt our performance, we were substantially rewarded in 1999 as Asian markets overall increased 72.6%, as measured by IFCTAsia Index, while Hong Kong's market, the Hang Seng, increased roughly 2.5 times from its low during the Asian crisis in 1998 and was back into record territory at the end of the reporting period.

Asia continued its rebuilding process during the year. We expect growth in 1999 to have more than doubled to approximately 5.5%, after gross domestic product
(GDP) growth outside of Japan hit a low of 2.7% in 1998. However, this improvement masks some of the even more dramatic turnarounds in individual countries. For example, Korea's GDP fell 6% in 1998 but is expected to have risen nearly 7% in 1999. In Thailand, GDP collapsed nearly 10% in 1998, but is projected to have expanded by more than 3.5% in 1999.

Japan seemed to be one of the principal countries to benefit from this rebound, as regional demand provided some support for its economy, whose domestic consumption has yet to show a sustained rebound. Our visits with Japanese corporations painted a mixed picture of the underlying economy. However, these visits also suggested to us that some subtle changes were taking place at the corporate management level, again on a specific company-by-company basis. During the period, we took advantage of opportunities to make investments in companies we believe had made real changes that were beneficial to the shareholder and unappreciated by the market.

TOP 10 HOLDINGS
Templeton Global Growth Fund
12/31/99

COMPANY                                                              % OF TOTAL
INDUSTRY, COUNTRY                                                    NET ASSETS
Cheung Kong Holdings Ltd.                                                  2.1%
Multi-Industry, Hong Kong

Sony Corp.                                                                 1.7%
Appliances & Household
Durables, Japan

Marconi PLC                                                                1.6%
Electrical & Electronics, U.K

Anglo American Platinum
Corp. Ltd.                                                                 1.5%
Metals & Mining, South Africa

Alcatel SA                                                                 1.4%
Electrical & Electronics, France

HSBC Holdings PLC                                                          1.4%
Banking, Hong Kong

Telefonos de Mexico SA
(Telmex), ADR                                                              1.3%
Telecommunications, Mexico

Singapore Airlines Ltd.                                                    1.3%
Transportation, Singapore

Hong Kong Electric
Holdings Ltd.                                                              1.3%
Utilities Electrical & Gas,
Hong Kong

Corus Group PLC                                                            1.3%
Metals & Mining, U.K

Like Asia's, our Latin American holdings also saw a resurgence during the past 12 months. Mexico proved to be the region's best-performing market, apparently thanks to improved commodity prices, particularly oil, a strong U.S. economy, and increasing investor comfort over the upcoming elections. In Brazil, currency stabilization toward the end of the year seemed to have helped boost investor sentiment about this country's companies. Our Brazilian holdings were primarily concentrated in the telecommunications sector where we believed the prospects for continued growth remained strong due to these companies' expanding customer bases and increasing services.

Looking to Europe, we believe that more signs of an economic acceleration emerged during the past year. European unemployment fell below 10% in October for the first time in seven years. Furthermore, falling tax rates and continued productivity gains could be beneficial to European companies looking ahead. However, European stocks generally did not perform as well as their global peers, despite signs of an improving economic outlook. This provided us with some opportunities to uncover stocks we felt were bargains on the continent instead of the U.K., where we focused much of our buying over the past year.

Another trend we believe will benefit our European holdings is accelerating consolidation through merger and acquisition (M&A) activity. In 1999, there was an estimated $150 billion-plus worth of buyouts compared with less than $12 billion in 1994. This was particularly evident in the metals and energy sectors, where recent activity included Total Fina SA's bid for portfolio holding Societe Elf Aquitaine SA, portfolio holding Veba AG's merger with The Viag Group, and our former holding Pechiney SA's tie up with Alcan Aluminum Ltd. and A.L. Group SA.

M&A activity offers shareholders a number of possible benefits in addition to the potential for substantial price appreciation. Such activity can force an underperforming management to focus on increasing shareholder value or else risk being taken over by a better-performing competitor. It can also improve price discipline in certain fragmented industries while offering cost-cutting potential and better economies of scale for others. Since some M&A activity can be detrimental, our industry analysts work to determine the implications for each of our investments.

Looking forward, we are confident we have invested your portfolio in what we believe to be the most fundamentally undervalued companies around the world. We remain self-critical, striving to find ways to improve and enhance a research approach that is the foundation of our organization. We believe that this approach combined with our analytical team's diligence and experience will produce above-average long-term returns for your portfolio despite occasionally difficult short-term periods.

This graph compares the performance of Templeton Global Growth Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Countries World Free Index from 3/15/94-12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                            Templeton
                          Global Growth            MSCI All
                               Fund -             Countries
                               Class 1            World Index
                  --------------------------------------------
       03/15/1994              $10,000             $10,000
       03/31/1994              $10,030              $9,763
       04/30/1994              $10,079             $10,028
       05/31/1994              $10,118             $10,088
       06/30/1994              $10,020             $10,039
       07/31/1994              $10,295             $10,261
       08/31/1994              $10,551             $10,626
       09/30/1994              $10,482             $10,377
       10/31/1994              $10,492             $10,643
       11/30/1994              $10,285             $10,180
       12/31/1994              $10,315             $10,216
       01/31/1995              $10,226             $10,008
       02/28/1995              $10,335             $10,115
       03/31/1995              $10,335             $10,578
       04/30/1995              $10,630             $10,963
       05/31/1995              $10,896             $11,084
       06/30/1995              $11,053             $11,087
       07/31/1995              $11,498             $11,623
       08/31/1995              $11,399             $11,368
       09/30/1995              $11,617             $11,681
       10/31/1995              $11,231             $11,486
       11/30/1995              $11,310             $11,847
       12/31/1995              $11,627             $12,204
       01/31/1996              $12,132             $12,475
       02/29/1996              $12,181             $12,527
       03/31/1996              $12,379             $12,720
       04/30/1996              $12,706             $13,031
       05/31/1996              $12,894             $13,044
       06/30/1996              $12,886             $13,116
       07/31/1996              $12,416             $12,626
       08/31/1996              $12,814             $12,782
       09/30/1996              $12,988             $13,254
       10/31/1996              $13,080             $13,307
       11/30/1996              $13,672             $14,018
       12/31/1996              $14,102             $13,815
       01/31/1997              $14,510             $14,047
       02/28/1997              $14,592             $14,238
       03/31/1997              $14,561             $13,953
       04/30/1997              $14,623             $14,402
       05/31/1997              $15,287             $15,261
       06/30/1997              $16,058             $16,042
       07/31/1997              $16,684             $16,767
       08/31/1997              $16,245             $15,591
       09/30/1997              $17,164             $16,422
       10/31/1997              $15,891             $15,444
       11/30/1997              $15,839             $15,681
       12/31/1997              $16,006             $15,887
       01/31/1998              $15,912             $16,236
       02/28/1998              $17,185             $17,347
       03/31/1998              $18,103             $18,087
       04/30/1998              $18,155             $18,257
       05/31/1998              $17,644             $17,910
       06/30/1998              $17,395             $18,233
       07/31/1998              $17,407             $18,239
       08/31/1998              $14,891             $15,684
       09/30/1998              $14,998             $15,996
       10/31/1998              $16,391             $17,456
       11/30/1998              $17,135             $18,516
       12/31/1998              $17,442             $19,376
       01/31/1999              $17,194             $19,772
       02/28/1999              $16,663             $19,275
       03/31/1999              $17,548             $20,142
       04/30/1999              $19,379             $21,012
       05/31/1999              $18,564             $20,270
       06/30/1999              $19,532             $21,279
       07/31/1999              $19,410             $21,192
       08/31/1999              $19,329             $21,167
       09/30/1999              $18,883             $20,938
       10/31/1999              $18,748             $21,999
       11/30/1999              $19,640             $22,682
       12/31/1999              $21,112             $24,572

This graph compares the performance of Templeton Global Growth Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Countries World Free Index from 3/15/94-12/31/99.*


                               Templeton            MSCI All
                             Global Growth          Countries
                             Fund - Class 2         World Index
                   ------------------------------------------
        03/15/1994               $10,000             $10,000
        03/31/1994               $10,030              $9,763
        04/30/1994               $10,079             $10,028
        05/31/1994               $10,118             $10,088
        06/30/1994               $10,020             $10,039
        07/31/1994               $10,295             $10,261
        08/31/1994               $10,551             $10,626
        09/30/1994               $10,482             $10,377
        10/31/1994               $10,492             $10,643
        11/30/1994               $10,285             $10,180
        12/31/1994               $10,315             $10,216
        01/31/1995               $10,226             $10,008
        02/28/1995               $10,335             $10,115
        03/31/1995               $10,335             $10,578
        04/30/1995               $10,630             $10,963
        05/31/1995               $10,896             $11,084
        06/30/1995               $11,053             $11,087
        07/31/1995               $11,498             $11,623
        08/31/1995               $11,399             $11,368
        09/30/1995               $11,617             $11,681
        10/31/1995               $11,231             $11,486
        11/30/1995               $11,310             $11,847
        12/31/1995               $11,627             $12,204
        01/31/1996               $12,132             $12,475
        02/29/1996               $12,181             $12,527
        03/31/1996               $12,379             $12,720
        04/30/1996               $12,706             $13,031
        05/31/1996               $12,894             $13,044
        06/30/1996               $12,886             $13,116
        07/31/1996               $12,416             $12,626
        08/31/1996               $12,814             $12,782
        09/30/1996               $12,988             $13,254
        10/31/1996               $13,080             $13,307
        11/30/1996               $13,672             $14,018
        12/31/1996               $14,102             $13,815
        01/31/1997               $14,510             $14,047
        02/28/1997               $14,592             $14,238
        03/31/1997               $14,561             $13,953
        04/30/1997               $14,623             $14,402
        05/31/1997               $15,287             $15,261
        06/30/1997               $16,058             $16,042
        07/31/1997               $16,684             $16,767
        08/31/1997               $16,245             $15,591
        09/30/1997               $17,164             $16,422
        10/31/1997               $15,891             $15,444
        11/30/1997               $15,839             $15,681
        12/31/1997               $16,006             $15,887
        01/31/1998               $15,912             $16,236
        02/28/1998               $17,185             $17,347
        03/31/1998               $18,103             $18,087
        04/30/1998               $18,155             $18,257
        05/31/1998               $17,644             $17,910
        06/30/1998               $17,395             $18,233
        07/31/1998               $17,407             $18,239
        08/31/1998               $14,891             $15,684
        09/30/1998               $14,998             $15,996
        10/31/1998               $16,391             $17,456
        11/30/1998               $17,135             $18,516
        12/31/1998               $17,442             $19,376
        01/31/1999               $17,182             $19,772
        02/28/1999               $16,651             $19,275
        03/31/1999               $17,526             $20,142
        04/30/1999               $19,368             $21,012
        05/31/1999               $18,541             $20,270
        06/30/1999               $19,508             $21,279
        07/31/1999               $19,387             $21,192
        08/31/1999               $19,320             $21,167
        09/30/1999               $18,860             $20,938
        10/31/1999               $18,737             $21,999
        11/30/1999               $19,616             $22,682
        12/31/1999               $21,077             $24,572

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


TEMPLETON INTERNATIONAL EQUITY FUND

The 12 months under review will go down as a year of contrasts. January 1999 ushered in the euro, a currency devaluation in Brazil, worries of a U.S. slowdown, Year 2000 (Y2K) bug fears and a growing optimism in Asia. As we exited the year, we believed unbridled optimism reigned in most markets -- inflation was well under control, the Internet was revolutionizing global economies, Y2K concerns diminished and cash was flowing into the equity markets. Unfortunately for value investors, the bulk of the money went toward growth sectors such as telecommunications and technology, pushing those stock prices to unprecedented levels, while, except for a brief second quarter flurry, largely bypassing shares in economically sensitive companies.

In Europe, the introduction of the euro, the 11-country common currency, did not live up to its fanfare apparently due to worries over most European economies' health and concerns such governments would continue to interfere in the free market, principally by bailing out struggling companies. However, the currency weakness seemed to benefit export-oriented companies' operations, as a less valuable currency meant that their products were more price-competitive. In addition, the weak currency appeared to help companies in commodity industries. Commodity prices are generally

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +21.04%

5-Year                                                                   +15.40%

Since Inception (3/15/94)                                                +13.76%


Average Annual Total Return - Class 2*
-------------------------------------------------------------------------------
1-Year                                                                   +20.84%

5-Year                                                                   +15.36%

Since Inception (3/15/94)                                                +13.73%

[PIE CHART]

Europe                                                                     58.8%
Asia                                                                       16.2%
Latin America                                                               9.4%
Australia/New Zealand                                                       6.3%
North America                                                               2.7%
Short-Term Investments & Other New Assets                                   6.5%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

TOP 10 HOLDINGS
Templeton International Equity Fund
12/31/99

COMPANY                                                                  % OF TOTAL
INDUSTRY, COUNTRY                                                        NET ASSETS
------------------------------------------------------------------------------------
Nippon Telegraph &
Telephone Corp.                                                             2.9%
Telecommunications, Japan

Marconi PLC                                                                 2.7%
Electrical & Electronics, U.K

Amadeus Global Travel
Distribution SA                                                             2.7%
Leisure & Tourism, Spain

Koninklijke Philips
Electronics NV                                                              2.6%
Electrical & Electronics,
Netherlands

Sony Corp.                                                                  2.5%
Electrical & Electronics, Japan

Total Fina SA                                                               2.4%
Energy Sources, France

Muenchener Rueck
Versicherungs-Geselschaft                                                   2.2%
Insurance, Germany

Telecomunicacoes Brasileiras
SA (Telebras)                                                               2.1%
Telecommunications, Brazil

Nokia Corp.                                                                 2.1%
Telecommunications, Finland

Alcatel SA                                                                  1.8%
Electrical & Electronics, France

U.S.-dollar denominated, which enables such companies to earn revenues in the stronger U.S. dollar, but pay expenses in the weaker euro. Consequently, the portfolio's holdings in oil, metals, and paper and forest shares boosted its performance.

The most significant hurdle for value investors in 1999 was the "Internet fever" that appeared to grip European investors and their willingness to pay seemingly high multiples to invest in telecommunications and technology stocks. While the portfolio owned many of these shares in prior years, we sold most in early 1999 and missed out on the second half technology rally. In general, the portfolio was a net seller of European equities during the year, reducing its exposure from 68.7% of total net assets on January 1, 1999, to 58.8% at the end of the period, as we felt there was better value elsewhere. However, with economic indicators picking up across the continent, we believe European cyclical shares, which we consider to be value stocks, could perform well in the first half of 2000.

Asian markets turned in strong performances as the region appeared to continue to rebound from the 1997-1998 "Asian Crisis." Fueled by growing domestic consumption and strong exports to the developed world, many companies seemed to have successfully restructured operations and repaired their balance sheets. We initiated positions in a handful of Japanese names, which combined with their strong performances, increased our Asia weighting, from 2.8% of total net assets at the beginning of the period, to 16.2% on December 31, 1999.

In Latin America, the key Mexican and Brazilian markets provided extremely volatile yet generally strong performances. Aided by its proximity to the booming U.S. economy, Mexico was the best-performing market in the region. Brazil, after months of currency-induced turmoil, recovered in the final months of the year as interest rates finally stabilized. Driven by strong performance, our holdings in Latin America increased from 8.6% of total net assets on January 1, 1999, to 9.4% at the end of the year under review.

For the year, the portfolio's performance tracked that of the unmanaged MSCI All Country World ex-U.S. Free Index. The portfolio's technology- and telecommunications-related names posted the period's strongest performances, particularly Koninklijke Philips Electronics NV, Finnish wireless phone manufacturer Nokia Corp. and U.K. communications and information technology company Marconi PLC. In addition, many of the portfolio's emerging markets positions did well, including Brazilian bank Uniao de Bancos Brasileiros SA (Unibanco). However, these were partially offset by poor performances in our U.K. retail holdings Safeway PLC and Storehouse, whose stocks still looked extremely inexpensive to us relative to fixed assets at the end of the period. The utilities industry was another relatively weak sector, as rising interest rates seemed to hurt portfolio holdings such as Thames Water Group PLC and Iberdrola SA.

We made a handful of portfolio changes during the year to take advantage of what we believed were unsustainable valuation discrepancies. While we acknowledge the Internet's tremendous growth, we believed that on a longer-term basis, investors were severely undervaluing "old economy" stocks. Therefore, during the year, we sold several stocks based on valuations we believed to be high, most notably telephone operator British Telecommunications PLC, international energy company BG PLC, German investment bank Deutsche Bank AG, and Electrolux AB, a Swedish household appliance maker. We then reallocated these assets across a number of stocks, which we felt offered greater value.

The largest buys in the period included Chinese electric utility CLP Holdings Ltd., British financial services firm Zurich Allied PLC, Dutch publisher Wolters Kluwer NV, and several Japanese companies -- electronics firms Hitachi Ltd. and Sony Corp., telecommunications services company Nippon Telegraph & Telephone Corp., and investment bank Nomura Securities Co. Ltd. In some cases, we invested in different companies within the same industry to take advantage of apparent valuation gaps. Most notably, we reinvested our freed-up assets from Telefonica SA into Nippon Telegraph & Telephone.

The strategies employed by the portfolio are consistent with the methods used by the Templeton organization for more than 50 years. Our team of 35 analysts scours the globe looking for out-of-favor securities we believe are trading at depressed levels relative to long-term "normalized" earnings. To us, normalized earnings represent what a company can earn in the middle of a typical economic cycle, which requires us to forecast earnings and cash flow out five years. We then purchase stocks that seem inexpensive on a five-year basis and on average hold them for the same period. We do this because we believe that over the long term a bottom-up value-based contrarian approach produces superior returns.

Going forward, we remain positive regarding the international markets' longer-term outlook, but are concerned in the short-term due to many stocks' high valuations. By seeking to purchase out-of-favor securities trading at low valuations and maintaining a diversified portfolio, we are attempting to reduce short-term volatility while positioning the portfolio for strong long-term performance.

In an effort to be consistent with other funds that have similar investment goals, we are replacing MSCI AC World ex-US Free Index with MSCI EAFE(R) Index. MSCI EAFE is a widely recognized index whose components match the portfolio's primary investments.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
---------------------------------------------------------------------------------
1-Year                                                                   +26.63%

5-Year                                                                   +15.22%

Since Inception (1/27/92)                                                +12.64%


Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                   +26.04%

5-Year                                                                   +15.11%

Since Inception (1/27/92)                                                +12.57%

TOTAL RETURN INDEX COMPARISON
Templeton International Equity Fund - Class 1
$10,000 Investment (1/27/92-12/31/99)

[BAR GRAPH]
This graph compares the performance of Templeton International Equity Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of MSCI EAFE Index and MSCI All Country World Ex-U.S. Free Index from 1/27/92-12/31/99.

In an effort to be consistent with other funds that have similar investment goals, we are replacing MSCI AC World ex-US Free Index with MSCI EAFE(R) Index. MSCI EAFE is a widely recognized index whose components match the portfolio's primary investments. Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                             Templeton                                 MSCI All
                           International                            Country World
                           Equity Fund -          MSCI EAFE          Free Ex-U.S.
                              Class 1               Index               Index
                 --------------------------------------------------------------
      01/27/1992              $10,000             $10,000              $10,000
      01/31/1992              $10,000              $9,972               $9,982
      02/29/1992              $10,000              $9,618               $9,675
      03/31/1992              $10,000              $8,986               $9,090
      04/30/1992              $10,010              $9,031               $9,120
      05/31/1992              $10,270              $9,638               $9,674
      06/30/1992              $10,040              $9,184               $9,207
      07/31/1992               $9,760              $8,952               $9,011
      08/31/1992               $9,860              $9,516               $9,492
      09/30/1992               $9,740              $9,332               $9,297
      10/31/1992               $9,570              $8,845               $8,889
      11/30/1992               $9,670              $8,931               $8,938
      12/31/1992               $9,760              $8,980               $9,012
      01/31/1993               $9,630              $8,981               $9,011
      02/28/1993               $9,770              $9,255               $9,287
      03/31/1993               $9,930             $10,064              $10,052
      04/30/1993              $10,200             $11,022              $10,940
      05/31/1993              $10,410             $11,258              $11,183
      06/30/1993              $10,218             $11,085              $11,049
      07/31/1993              $10,419             $11,476              $11,417
      08/31/1993              $11,132             $12,098              $12,029
      09/30/1993              $11,042             $11,828              $11,782
      10/31/1993              $11,694             $12,196              $12,208
      11/30/1993              $11,403             $11,132              $11,279
      12/31/1993              $12,547             $11,938              $12,158
      01/31/1994              $13,461             $12,950              $13,158
      02/28/1994              $13,230             $12,917              $13,059
      03/31/1994              $12,748             $12,363              $12,461
      04/30/1994              $12,868             $12,890              $12,883
      05/31/1994              $12,939             $12,819              $12,888
      06/30/1994              $12,601             $13,003              $12,979
      07/31/1994              $13,117             $13,131              $13,190
      08/31/1994              $13,512             $13,445              $13,634
      09/30/1994              $13,249             $13,024              $13,296
      10/31/1994              $13,461             $13,461              $13,654
      11/30/1994              $12,885             $12,817              $12,995
      12/31/1994              $12,652             $12,900              $12,965
      01/31/1995              $12,389             $12,408              $12,377
      02/28/1995              $12,571             $12,376              $12,309
      03/31/1995              $12,531             $13,151              $13,004
      04/30/1995              $13,087             $13,649              $13,512
      05/31/1995              $13,330             $13,490              $13,452
      06/30/1995              $13,624             $13,257              $13,266
      07/31/1995              $14,202             $14,086              $14,019
      08/31/1995              $13,897             $13,552              $13,533
      09/30/1995              $14,202             $13,820              $13,764
      10/31/1995              $13,792             $13,452              $13,396
      11/30/1995              $13,824             $13,830              $13,711
      12/31/1995              $13,992             $14,391              $14,253
      01/31/1996              $14,464             $14,453              $14,449
      02/29/1996              $14,801             $14,506              $14,449
      03/31/1996              $15,032             $14,817              $14,718
      04/30/1996              $15,473             $15,252              $15,165
      05/31/1996              $15,693             $14,975              $14,937
      06/30/1996              $15,714             $15,063              $15,013
      07/31/1996              $15,235             $14,626              $14,514
      08/31/1996              $15,692             $14,662              $14,599
      09/30/1996              $15,848             $15,055              $14,961
      10/31/1996              $16,137             $14,905              $14,812
      11/30/1996              $16,750             $15,502              $15,383
      12/31/1996              $17,207             $15,306              $15,205
      01/31/1997              $17,507             $14,774              $14,926
      02/28/1997              $17,786             $15,019              $15,199
      03/31/1997              $18,042             $15,077              $15,167
      04/30/1997              $17,886             $15,161              $15,295
      05/31/1997              $18,565             $16,151              $16,240
      06/30/1997              $19,587             $17,046              $17,136
      07/31/1997              $20,100             $17,325              $17,483
      08/31/1997              $19,683             $16,034              $16,108
      09/30/1997              $21,077             $16,936              $16,979
      10/31/1997              $19,659             $15,638              $15,533
      11/30/1997              $19,194             $15,482              $15,339
      12/31/1997              $19,218             $15,621              $15,516
      01/31/1998              $19,098             $16,339              $15,980
      02/28/1998              $20,303             $17,391              $17,046
      03/31/1998              $21,638             $17,931              $17,635
      04/30/1998              $22,174             $18,077              $17,761
      05/31/1998              $22,019             $17,993              $17,439
      06/30/1998              $21,790             $18,133              $17,373
      07/31/1998              $21,881             $18,321              $17,539
      08/31/1998              $18,600             $16,055              $15,065
      09/30/1998              $18,117             $15,567              $14,747
      10/31/1998              $19,332             $17,195              $16,292
      11/30/1998              $20,182             $18,080              $17,167
      12/31/1998              $20,287             $18,797              $17,759
      01/31/1999              $19,738             $18,746              $17,740
      02/28/1999              $19,515             $18,303              $17,343
      03/31/1999              $20,744             $19,072              $18,180
      04/30/1999              $22,535             $19,849              $19,089
      05/31/1999              $21,515             $18,831              $18,193
      06/30/1999              $22,600             $19,570              $19,029
      07/31/1999              $22,468             $20,156              $19,475
      08/31/1999              $22,328             $20,234              $19,542
      09/30/1999              $22,090             $20,443              $19,674
      10/31/1999              $22,356             $21,213              $20,407
      11/30/1999              $23,491             $21,954              $21,223
      12/31/1999              $25,699             $23,929              $23,247


TOTAL RETURN INDEX COMPARISON
Templeton International Equity Fund - Class 2*
$10,000 Investment (1/27/92-12/31/99)

[BAR GRAPH]

This graph compares the performance of Templeton International Equity Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of MSCI EAFE Index and MSCI All Country World Ex-U.S. Free Index from 1/27/92-12/31/99.*


                             Templeton                                 MSCI All
                            International                            Country World
                             Equity Fund          MSCI EAFE          Free Ex-U.S.
                              - Class 2              Index               Index
                   ---------------------------------------------------------------
        01/27/1992              $10,000             $10,000              $10,000
        01/31/1992              $10,000              $9,972               $9,982
        02/29/1992              $10,000              $9,618               $9,675
        03/31/1992              $10,000              $8,986               $9,090
        04/30/1992              $10,010              $9,031               $9,120
        05/31/1992              $10,270              $9,638               $9,674
        06/30/1992              $10,040              $9,184               $9,207
        07/31/1992               $9,760              $8,952               $9,011
        08/31/1992               $9,860              $9,516               $9,492
        09/30/1992               $9,740              $9,332               $9,297
        10/31/1992               $9,570              $8,845               $8,889
        11/30/1992               $9,670              $8,931               $8,938
        12/31/1992               $9,760              $8,980               $9,012
        01/31/1993               $9,630              $8,981               $9,011
        02/28/1993               $9,770              $9,255               $9,287
        03/31/1993               $9,930             $10,064              $10,052
        04/30/1993              $10,200             $11,022              $10,940
        05/31/1993              $10,410             $11,258              $11,183
        06/30/1993              $10,218             $11,085              $11,049
        07/31/1993              $10,419             $11,476              $11,417
        08/31/1993              $11,132             $12,098              $12,029
        09/30/1993              $11,042             $11,828              $11,782
        10/31/1993              $11,694             $12,196              $12,208
        11/30/1993              $11,403             $11,132              $11,279
        12/31/1993              $12,547             $11,938              $12,158
        01/31/1994              $13,461             $12,950              $13,158
        02/28/1994              $13,230             $12,917              $13,059
        03/31/1994              $12,748             $12,363              $12,461
        04/30/1994              $12,868             $12,890              $12,883
        05/31/1994              $12,939             $12,819              $12,888
        06/30/1994              $12,601             $13,003              $12,979
        07/31/1994              $13,117             $13,131              $13,190
        08/31/1994              $13,512             $13,445              $13,634
        09/30/1994              $13,249             $13,024              $13,296
        10/31/1994              $13,461             $13,461              $13,654
        11/30/1994              $12,885             $12,817              $12,995
        12/31/1994              $12,652             $12,900              $12,965
        01/31/1995              $12,389             $12,408              $12,377
        02/28/1995              $12,571             $12,376              $12,309
        03/31/1995              $12,531             $13,151              $13,004
        04/30/1995              $13,087             $13,649              $13,512
        05/31/1995              $13,330             $13,490              $13,452
        06/30/1995              $13,624             $13,257              $13,266
        07/31/1995              $14,202             $14,086              $14,019
        08/31/1995              $13,897             $13,552              $13,533
        09/30/1995              $14,202             $13,820              $13,764
        10/31/1995              $13,792             $13,452              $13,396
        11/30/1995              $13,824             $13,830              $13,711
        12/31/1995              $13,992             $14,391              $14,253
        01/31/1996              $14,464             $14,453              $14,449
        02/29/1996              $14,801             $14,506              $14,449
        03/31/1996              $15,032             $14,817              $14,718
        04/30/1996              $15,473             $15,252              $15,165
        05/31/1996              $15,693             $14,975              $14,937
        06/30/1996              $15,714             $15,063              $15,013
        07/31/1996              $15,235             $14,626              $14,514
        08/31/1996              $15,692             $14,662              $14,599
        09/30/1996              $15,848             $15,055              $14,961
        10/31/1996              $16,137             $14,905              $14,812
        11/30/1996              $16,750             $15,502              $15,383
        12/31/1996              $17,207             $15,306              $15,205
        01/31/1997              $17,507             $14,774              $14,926
        02/28/1997              $17,786             $15,019              $15,199
        03/31/1997              $18,042             $15,077              $15,167
        04/30/1997              $17,886             $15,161              $15,295
        05/31/1997              $18,565             $16,151              $16,240
        06/30/1997              $19,587             $17,046              $17,136
        07/31/1997              $20,100             $17,325              $17,483
        08/31/1997              $19,683             $16,034              $16,108
        09/30/1997              $21,077             $16,936              $16,979
        10/31/1997              $19,659             $15,638              $15,533
        11/30/1997              $19,194             $15,482              $15,339
        12/31/1997              $19,218             $15,621              $15,516
        01/31/1998              $19,098             $16,339              $15,980
        02/28/1998              $20,303             $17,391              $17,046
        03/31/1998              $21,638             $17,931              $17,635
        04/30/1998              $22,174             $18,077              $17,761
        05/31/1998              $22,019             $17,993              $17,439
        06/30/1998              $21,790             $18,133              $17,373
        07/31/1998              $21,881             $18,321              $17,539
        08/31/1998              $18,600             $16,055              $15,065
        09/30/1998              $18,117             $15,567              $14,747
        10/31/1998              $19,332             $17,195              $16,292
        11/30/1998              $20,182             $18,080              $17,167
        12/31/1998              $20,287             $18,797              $17,759
        01/31/1999              $19,738             $18,746              $17,740
        02/28/1999              $19,515             $18,303              $17,343
        03/31/1999              $20,730             $19,072              $18,180
        04/30/1999              $22,509             $19,849              $19,089
        05/31/1999              $21,476             $18,831              $18,193
        06/30/1999              $22,573             $19,570              $19,029
        07/31/1999              $22,415             $20,156              $19,475
        08/31/1999              $22,261             $20,234              $19,542
        09/30/1999              $22,009             $20,443              $19,674
        10/31/1999              $22,275             $21,213              $20,407
        11/30/1999              $23,398             $21,954              $21,223
        12/31/1999              $25,578             $23,929              $23,247

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Spurred on by persistent strength in the global economic environment, particularly by signs of sustained recovery in Asia, international stock markets performed strongly for the year. In Asia, economic recovery, following the 1997 currency crisis, appeared firmly established. Returns from Japan were impressive, buoyed by the yen's strength and a rising stock market, as hopes rose that corporate Japan would, at last, implement the necessary restructuring. In Latin America, the Brazilian and Mexican stock market indexes ended significantly higher as investors appeared to regain confidence in the region's economic fundamentals. European market performance for the year was mixed -- the better economic outlook pushed share prices higher, although this was partially offset in U.S.-dollar terms by the fall in the euro's value. Overall, Europe underperformed other international regions.

For the year under review, the portfolio's performance was below that of our benchmark, the Salomon Global ex-U.S. less than $1 Billion Index, which had a return of 30.3%. Most of the underperformance was due to our low exposure to Japan and the technology sector. However, for the last three months of 1999, the fund outperformed

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

our benchmark despite our continuing low exposure to both the technology sector and to Japan.

Although the portfolio benefited significantly from strong performances in Hong Kong, South Korea and Singapore, the underweight position in Japan hurt results. While the Nikkei posted a 54.5% return, sector performances differed widely. Almost all sectors underperformed the local market indexes; however, the parabolic rise in the richly priced communications and securities sectors more than made up for this. As value investors, we did not find these two sectors attractive at either the beginning or the end of the period.

A number of the portfolio's European companies performed well, yet investor preferences for larger, technology-related companies held back overall results. In addition, certain companies fell into the "value trap," whereby they were recognized as inexpensive, but were simply too small for investors to take a meaningful position. We are optimistic about prospects for 2000, and note that the growing pace of merger and acquisition (M&A) activity should help to improve the stock performances in some of these undervalued businesses.

Within the portfolio, a number of stocks performed particularly well. These included trading company Li & Fung Ltd. and retailer Giordano International Ltd. in Hong Kong, Indian cement manufacturer Gujarat Ambuja Cements Ltd., telecommunications services provider Telemig Celular Participacoes SA and steel producer Confab Industrial SA in Brazil, French retailer SA de Galeries Lafayette, Swedish furniture manufacturer Granges AB, and Swedish research and consulting firm Sifo Group AB. However, during the period we took the opportunity to trim positions in some of these stocks where we felt stock prices fully reflected business prospects.

Given the rise in the world's markets throughout the period, we were particularly selective in buying shares during the fourth quarter of 1999. However, we did find some values we believed were compelling. We increased our positions in a few classic value stocks, such as Orient Overseas International Ltd. of Hong Kong. In Europe, we added to our small weighting in Sifo Group.

In the coming year, we will continue to focus on company fundamentals as the basis for stock selection. We will concentrate our search on small companies we believe are able to avert the threat of pricing pressure as we focus on value-added rather than commodity-product companies. Furthermore, we believe that based on the divergence in valuations between the small- and large-cap sectors, small-cap stocks worldwide have tremendous upside potential.

[PIE CHART]
GEOGRAPHIC DISTRIBUTION
Templeton International
Smaller Companies Fund
Based on Total Net Assets
12/31/99

Europe                                                                     44.2%
Asia                                                                       31.7%
Latin America                                                               6.1%
North Amarica                                                               6.0%
Australia/New Zealand                                                       4.5%
MidEast/Africa                                                              0.9%
Short-Term Investment & Other Net Assets                                    6.6%


TOP 10 HOLDINGS
Templeton International Smaller Companies Fund
12/31/99

COMPANY                                                                 % OF TOTAL
INDUSTRY, COUNTRY                                                       NET ASSETS
------------------------------------------------------------------------------------
Li & Fung Ltd.                                                              4.7%
Merchandising, Hong Kong

Giordano International Ltd.                                                 3.8%
Merchandising, Hong Kong

GTC Transcontinental
Group Ltd., B                                                               3.4%
Broadcasting & Publishing,
Canada

SA des Galeries Lafayette                                                   2.8%
Merchandising, France

Gujarat Ambuja Cements Ltd.                                                 2.8%
Building Materials &
Components, India

Siam City Cement
Public Co. Ltd., fgn                                                        2.4%
Building Materials &
Components, Thailand

Elkem ASA, A                                                                2.2%
Metals & Mining, Norway

Dah Sing Financial Holdings Ltd.                                            2.1%
Financial Services, Hong Kong

Telemig Celular
Participacoes SA, ADR                                                       1.9%
Telecommunications, Brazil

Kardex AG, Br                                                               1.8%
Business & Public Services,
Switzerland

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Salomon Smith Barney.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +23.90%

3-Year                                                                    +2.30%

Since Inception (5/1/96)                                                  +5.20%


Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                   +23.90%

3-Year                                                                    +2.30%

Since Inception (5/1/96)                                                  +5.20%


Regionally, we believe Europe will continue to have immense possibilities. In Japan, we plan to focus on newer, entrepreneurial companies, although we continue to remain cautious about the country's overall economic fundamentals. In India, recent elections appear to signal the end of a period of unstable government and usher in possibilities for meaningful economic reform. Similarly in China, we believe the agreement with the U.S. concerning entry into the World Trade Organization during the fourth quarter will likely provide interesting investment opportunities as foreign direct investment returns to Asia's largest nation.


TOTAL RETURN INDEX COMPARISON
Templeton International Smaller Companies Fund - Class 1
$10,000 Investment (5/1/96-12/31/99)

[BAR GRAPH]

This graph compares the performance of Templeton International Smaller Companies Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Salomon Global ex-U.S. less than $1 Billion Index from 5/1/96-12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Salomon Smith Barney.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                         Templeton International     Salomon Global
                        Smaller Companies Fund -   ex-U.S. less than
                                 Class 1            $1 Billion Index
                        -----------------------------------------------
       05/01/1996                   $10,000              $10,000
       05/31/1996                   $10,150               $9,929
       06/30/1996                   $10,330               $9,908
       07/31/1996                   $10,210               $9,465
       08/31/1996                   $10,330               $9,637
       09/30/1996                   $10,410               $9,694
       10/31/1996                   $10,690               $9,704
       11/30/1996                   $10,890               $9,890
       12/31/1996                   $11,250               $9,721
       01/31/1997                   $11,330               $9,791
       02/28/1997                   $11,450              $10,022
       03/31/1997                   $11,490               $9,803
       04/30/1997                   $11,440               $9,611
       05/31/1997                   $11,670              $10,127
       06/30/1997                   $11,936              $10,341
       07/31/1997                   $12,026              $10,188
       08/31/1997                   $12,117               $9,652
       09/30/1997                   $12,569               $9,672
       10/31/1997                   $11,574               $9,092
       11/30/1997                   $11,232               $8,426
       12/31/1997                   $11,081               $8,170
       01/31/1998                   $10,689               $8,345
       02/28/1998                   $11,684               $9,047
       03/31/1998                   $12,227               $9,364
       04/30/1998                   $12,328               $9,396
       05/31/1998                   $12,066               $9,206
       06/30/1998                   $11,327               $8,739
       07/31/1998                   $11,105               $8,552
       08/31/1998                    $9,362               $7,292
       09/30/1998                    $9,066               $7,290
       10/31/1998                    $9,404               $7,796
       11/30/1998                    $9,805               $8,127
       12/31/1998                    $9,721               $8,273
       01/31/1999                    $9,467               $8,144
       02/28/1999                    $9,425               $8,026
       03/31/1999                    $9,827               $8,643
       04/30/1999                   $10,820               $9,494
       05/31/1999                   $10,756               $9,343
       06/30/1999                   $11,380               $9,988
       07/31/1999                   $11,565              $10,202
       08/31/1999                   $11,729              $10,373
       09/30/1999                   $11,359              $10,212
       10/31/1999                   $11,272              $10,105
       11/30/1999                   $11,424              $10,306
       12/31/1999                   $12,040              $10,779

TOTAL RETURN INDEX COMPARISON
Templeton International Smaller Companies Fund - Class 2*
$10,000 Investment (5/1/96-12/31/99)

[BAR GRAPH]

This graph compares the performance of Templeton International Smaller Companies Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the Salomon Global ex-U.S. less than $1 Billion Index from 5/1/96-12/31/99.*


                           Templeton International     Salomon Global
                            Smaller Companies Fund   ex-U.S. less than
                                  - Class 2           $1 Billion Index
                           ----------------------------------------------
          05/01/1996                  $10,000              $10,000
          05/31/1996                  $10,150               $9,929
          06/30/1996                  $10,330               $9,908
          07/31/1996                  $10,210               $9,465
          08/31/1996                  $10,330               $9,637
          09/30/1996                  $10,410               $9,694
          10/31/1996                  $10,690               $9,704
          11/30/1996                  $10,890               $9,890
          12/31/1996                  $11,250               $9,721
          01/31/1997                  $11,330               $9,791
          02/28/1997                  $11,450              $10,022
          03/31/1997                  $11,490               $9,803
          04/30/1997                  $11,440               $9,611
          05/31/1997                  $11,670              $10,127
          06/30/1997                  $11,936              $10,341
          07/31/1997                  $12,026              $10,188
          08/31/1997                  $12,117               $9,652
          09/30/1997                  $12,569               $9,672
          10/31/1997                  $11,574               $9,092
          11/30/1997                  $11,232               $8,426
          12/31/1997                  $11,081               $8,170
          01/31/1998                  $10,689               $8,345
          02/28/1998                  $11,684               $9,047
          03/31/1998                  $12,227               $9,364
          04/30/1998                  $12,328               $9,396
          05/31/1998                  $12,066               $9,206
          06/30/1998                  $11,327               $8,739
          07/31/1998                  $11,105               $8,552
          08/31/1998                   $9,362               $7,292
          09/30/1998                   $9,066               $7,290
          10/31/1998                   $9,404               $7,796
          11/30/1998                   $9,805               $8,127
          12/31/1998                   $9,721               $8,273
          01/31/1999                   $9,467               $8,144
          02/28/1999                   $9,424               $8,026
          03/31/1999                   $9,815               $8,643
          04/30/1999                  $10,809               $9,494
          05/31/1999                  $10,745               $9,343
          06/30/1999                  $11,368               $9,988
          07/31/1999                  $11,553              $10,202
          08/31/1999                  $11,716              $10,373
          09/30/1999                  $11,346              $10,212
          10/31/1999                  $11,270              $10,105
          11/30/1999                  $11,422              $10,306
          12/31/1999                  $12,040              $10,779

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


TEMPLETON PACIFIC GROWTH FUND

The Asian economies' broad-based recovery fueled a strong rebound in those equity markets during 1999. Although deflation underscored the fragility of the upturn in the third quarter, economic and equity market performance ended the year on a resoundingly positive note. Your portfolio benefited from this recovery, as its largest weightings on December 31, 1999, were Hong Kong, Japan and Singapore at 26.2%, 19.8%, and 17.5% respectively.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

Japan clearly delivered the most impressive returns for the year under review. Policymakers took action to shore up its deflating and floundering economy, while corporate restructuring announcements signaled to investors that business executives seemed serious about putting their houses in order. In one example of an unprecedented move in Japanese corporate history, Sony Corp. announced its intention to trim its headquarters staff by two-thirds. This combination of government and business initiatives made Japan the fourth-best performing developed market for the past year. Within this environment, we focused on purchasing stock in companies where we perceived there was value. Such companies included Nomura Securities Co. Ltd., Fuji Photo Film Co. Ltd. and Kurita Water Industries Ltd.

Looking ahead, a key question facing investors after such a huge market rally is how much more upward pressure is on the yen. As of the end of the reporting period, the Japanese economy exhibited positive momentum, while the Bank of Japan had not yet capitulated to pressure for an interest-rate reduction. Consequently, the yen strengthened further. Although we do not know what the Bank of Japan will ultimately do, we are confident that corporate Japan will likely continue restructuring and that ongoing fiscal stimulus should help the Japanese economy remain firm.

Along with Japan, Hong Kong experienced improving economic fundamentals in 1999. Declining interest rates, firming real estate prices and falling business inventories underpinned this revitalization. In an environment of mounting consumer confidence and falling unemployment, consumption and exports primarily contributed to Hong Kong's economic recovery. Although Hong Kong's corporate sector has passed the peak of the restructuring process, in our opinion, China's is just developing. China is now in a position to exert considerable influence on Hong Kong's economy. As of the end of the reporting period, signs pointed to a possible 10% Chinese currency devaluation in the near future. As the surrounding region stabilizes, the central government's incentive to maintain its currency, the renminbi, at recent levels should recede. Although we do not believe devaluation would destroy regional economic recovery, we would expect a corresponding pullback in Chinese and Hong Kong equity shares. Seeking to take advantage of the Hong Kong market's recent strength, we sold our position in Cathay Pacific Airways Ltd., and took some profits in Cheung Kong Holdings Ltd. and Cable and Wireless HKT Ltd. (Hong Kong Telecommunications Ltd.).

Among our smaller holdings, we saw opportunity in the political turmoil between Pakistan and India. We purchased an Indian natural gas transmission company, Gas Authority of India Ltd., and initiated a position in an Indian cement producer, Gujarat Ambuja Cements Ltd. The latter position performed extremely well, due to the Indian market's sharp recovery.

Top 10 Holdings
Templeton Pacific Growth Fund
12/31/99

COMPANY                                                                  % OF TOTAL
INDUSTRY, COUNTRY                                                        NET ASSETS
------------------------------------------------------------------------------------
Singapore Airlines Ltd.                                                     5.1%
Transportation, Singapore

DBS Group Holdings Ltd.                                                     5.0%
Banking, Singapore

South China Morning Post Ltd.                                               4.3%
Broadcasting & Publishing,
Hong Kong

Commerce-Asset Holding Bhd.                                                 4.2%
Financial Services, Malaysia

City Developments Ltd.                                                      3.9%
Real Estate, Singapore

Overseas Union Bank Ltd.                                                    3.6%
Banking, Singapore

Cheung Kong Holdings Ltd.                                                   3.5%
Multi-Industry, Hong Kong

Philippine National Bank                                                    3.5%
Banking, Philippines

Fuji Heavy Industries Ltd.                                                  3.4%
Industrial Components, Japan

Carter Holt Harvey Ltd.                                                     3.3%
Forest Products & Paper,
New Zealand

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +37.02%

5-Year                                                                    -1.77%

Since Inception (1/27/92)                                                 +2.53%


Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                   +36.89%

5-Year                                                                    -1.79%

Since Inception (1/27/92)                                                 +2.51%


Going forward, we expect greater volatility across all Asian markets, as investors delve deeper into the details of those countries' restructurings to establish their long-term outlook for various securities. Japan provides one example of a country where restructuring continues, yet many policymakers remain unsure about future monetary and fiscal policies. For Asia as a whole, we believe that some restructuring has been cosmetic and that not all changes have cut to the region's core problems, such as underutilization of capital assets and labor. Therefore, we expect a mixed picture with regard to regional equity performance in the future.

[BAR CHART]

This graph compares the performance of Templeton Pacific Growth Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of MSCI Pacific Index from 1/27/92-12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.


                         Templeton Pacific   MSCI Pacific Index
                        Growth Fund - Class
                                 1
                        -----------------------------------------
       01/27/1992              $10,000             $10,000
       01/31/1992              $10,000              $9,949
       02/29/1992              $10,000              $9,253
       03/31/1992              $10,000              $8,375
       04/30/1992              $10,010              $7,993
       05/31/1992              $10,210              $8,618
       06/30/1992              $10,450              $7,942
       07/31/1992               $9,900              $7,834
       08/31/1992               $9,570              $8,908
       09/30/1992               $9,790              $8,706
       10/31/1992              $10,230              $8,401
       11/30/1992              $10,110              $8,561
       12/31/1992               $9,880              $8,465
       01/31/1993               $9,980              $8,450
       02/28/1993              $10,330              $8,862
       03/31/1993              $10,270              $9,935
       04/30/1993              $10,920             $11,519
       05/31/1993              $11,290             $11,856
       06/30/1993              $11,100             $11,664
       07/31/1993              $11,230             $12,355
       08/31/1993              $11,770             $12,723
       09/30/1993              $11,840             $12,249
       10/31/1993              $13,110             $12,522
       11/30/1993              $12,970             $10,757
       12/31/1993              $14,610             $11,509
       01/31/1994              $14,720             $12,843
       02/28/1994              $14,300             $13,177
       03/31/1994              $13,330             $12,451
       04/30/1994              $13,520             $12,991
       05/31/1994              $14,080             $13,302
       06/30/1994              $13,704             $13,739
       07/31/1994              $13,956             $13,446
       08/31/1994              $14,549             $13,682
       09/30/1994              $14,006             $13,342
       10/31/1994              $14,097             $13,681
       11/30/1994              $13,191             $12,920
       12/31/1994              $13,322             $13,009
       01/31/1995              $12,356             $12,189
       02/28/1995              $12,869             $11,889
       03/31/1995              $13,191             $12,804
       04/30/1995              $13,372             $13,351
       05/31/1995              $13,895             $12,820
       06/30/1995              $13,639             $12,279
       07/31/1995              $14,166             $13,166
       08/31/1995              $14,001             $12,672
       09/30/1995              $14,259             $12,792
       10/31/1995              $13,691             $12,172
       11/30/1995              $13,763             $12,772
       12/31/1995              $14,384             $13,398
       01/31/1996              $15,552             $13,423
       02/29/1996              $15,500             $13,273
       03/31/1996              $15,531             $13,683
       04/30/1996              $16,224             $14,381
       05/31/1996              $16,276             $13,759
       06/30/1996              $16,132             $13,764
       07/31/1996              $15,255             $13,134
       08/31/1996              $15,634             $12,790
       09/30/1996              $15,862             $13,210
       10/31/1996              $15,353             $12,599
       11/30/1996              $16,176             $12,943
       12/31/1996              $15,981             $12,272
       01/31/1997              $15,732             $11,241
       02/28/1997              $15,797             $11,477
       03/31/1997              $15,201             $11,059
       04/30/1997              $15,299             $11,291
       05/31/1997              $16,165             $12,397
       06/30/1997              $16,457             $13,167
       07/31/1997              $16,733             $12,854
       08/31/1997              $14,030             $11,581
       09/30/1997              $14,350             $11,538
       10/31/1997              $11,714             $10,139
       11/30/1997              $10,688              $9,582
       12/31/1997              $10,236              $9,163
       01/31/1998               $9,387              $9,661
       02/28/1998              $10,688             $10,009
       03/31/1998              $10,390              $9,459
       04/30/1998               $9,673              $9,273
       05/31/1998               $8,339              $8,645
       06/30/1998               $7,530              $8,630
       07/31/1998               $7,293              $8,481
       08/31/1998               $6,062              $7,480
       09/30/1998               $6,630              $7,457
       10/31/1998               $8,288              $8,749
       11/30/1998               $8,880              $9,153
       12/31/1998               $8,892              $9,409
       01/31/1999               $8,560              $9,479
       02/28/1999               $8,300              $9,295
       03/31/1999               $8,986             $10,469
       04/30/1999              $10,987             $11,170
       05/31/1999              $10,573             $10,506
       06/30/1999              $11,449             $11,474
       07/31/1999              $11,555             $12,350
       08/31/1999              $11,496             $12,226
       09/30/1999              $11,058             $12,792
       10/31/1999              $11,437             $13,289
       11/30/1999              $11,662             $13,950
       12/31/1999              $12,187             $14,863




[BAR CHART]

This graph compares the performance of Templeton Pacific Growth Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of MSCI Pacific Index from 1/27/92-12/31/99.*


                                Templeton Pacific    MSCI Pacific Index
                              Growth Fund - Class 2
                             --------------------------------------------
            01/27/1992                 $10,000             $10,000
            01/31/1992                 $10,000              $9,949
            02/29/1992                 $10,000              $9,253
            03/31/1992                 $10,000              $8,375
            04/30/1992                 $10,010              $7,993
            05/31/1992                 $10,210              $8,618
            06/30/1992                 $10,450              $7,942
            07/31/1992                  $9,900              $7,834
            08/31/1992                  $9,570              $8,908
            09/30/1992                  $9,790              $8,706
            10/31/1992                 $10,230              $8,401
            11/30/1992                 $10,110              $8,561
            12/31/1992                  $9,880              $8,465
            01/31/1993                  $9,980              $8,450
            02/28/1993                 $10,330              $8,862
            03/31/1993                 $10,270              $9,935
            04/30/1993                 $10,920             $11,519
            05/31/1993                 $11,290             $11,856
            06/30/1993                 $11,100             $11,664
            07/31/1993                 $11,230             $12,355
            08/31/1993                 $11,770             $12,723
            09/30/1993                 $11,840             $12,249
            10/31/1993                 $13,110             $12,522
            11/30/1993                 $12,970             $10,757
            12/31/1993                 $14,610             $11,509
            01/31/1994                 $14,720             $12,843
            02/28/1994                 $14,300             $13,177
            03/31/1994                 $13,330             $12,451
            04/30/1994                 $13,520             $12,991
            05/31/1994                 $14,080             $13,302
            06/30/1994                 $13,704             $13,739
            07/31/1994                 $13,956             $13,446
            08/31/1994                 $14,549             $13,682
            09/30/1994                 $14,006             $13,342
            10/31/1994                 $14,097             $13,681
            11/30/1994                 $13,191             $12,920
            12/31/1994                 $13,322             $13,009
            01/31/1995                 $12,356             $12,189
            02/28/1995                 $12,869             $11,889
            03/31/1995                 $13,191             $12,804
            04/30/1995                 $13,372             $13,351
            05/31/1995                 $13,895             $12,820
            06/30/1995                 $13,639             $12,279
            07/31/1995                 $14,166             $13,166
            08/31/1995                 $14,001             $12,672
            09/30/1995                 $14,259             $12,792
            10/31/1995                 $13,691             $12,172
            11/30/1995                 $13,763             $12,772
            12/31/1995                 $14,384             $13,398
            01/31/1996                 $15,552             $13,423
            02/29/1996                 $15,500             $13,273
            03/31/1996                 $15,531             $13,683
            04/30/1996                 $16,224             $14,381
            05/31/1996                 $16,276             $13,759
            06/30/1996                 $16,132             $13,764
            07/31/1996                 $15,255             $13,134
            08/31/1996                 $15,634             $12,790
            09/30/1996                 $15,862             $13,210
            10/31/1996                 $15,353             $12,599
            11/30/1996                 $16,176             $12,943
            12/31/1996                 $15,981             $12,272
            01/31/1997                 $15,732             $11,241
            02/28/1997                 $15,797             $11,477
            03/31/1997                 $15,201             $11,059
            04/30/1997                 $15,299             $11,291
            05/31/1997                 $16,165             $12,397
            06/30/1997                 $16,457             $13,167
            07/31/1997                 $16,733             $12,854
            08/31/1997                 $14,030             $11,581
            09/30/1997                 $14,350             $11,538
            10/31/1997                 $11,714             $10,139
            11/30/1997                 $10,688              $9,582
            12/31/1997                 $10,236              $9,163
            01/31/1998                  $9,387              $9,661
            02/28/1998                 $10,688             $10,009
            03/31/1998                 $10,390              $9,459
            04/30/1998                  $9,673              $9,273
            05/31/1998                  $8,339              $8,645
            06/30/1998                  $7,530              $8,630
            07/31/1998                  $7,293              $8,481
            08/31/1998                  $6,062              $7,480
            09/30/1998                  $6,630              $7,457
            10/31/1998                  $8,288              $8,749
            11/30/1998                  $8,880              $9,153
            12/31/1998                  $8,892              $9,409
            01/31/1999                  $8,560              $9,479
            02/28/1999                  $8,288              $9,295
            03/31/1999                  $8,975             $10,469
            04/30/1999                 $10,964             $11,170
            05/31/1999                 $10,562             $10,506
            06/30/1999                 $11,426             $11,474
            07/31/1999                 $11,532             $12,350
            08/31/1999                 $11,485             $12,226
            09/30/1999                 $11,058             $12,792
            10/31/1999                 $11,438             $13,289
            11/30/1999                 $11,651             $13,950
            12/31/1999                 $12,175             $14,863

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


PORTFOLIOS SEEKING GROWTH AND INCOME

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
(formerly, Global Utilities Securities Fund)

Global communications stocks performed very well for the 12-month period ended December 31, 1999, principally due to the continued rise in telecommunications stock prices. Growing demand for data, Internet, wireless and long-distance services caused revenue and earnings estimates to increase rapidly during the past year. Data traffic expanded as a proportion of total telecommunications traffic as Internet usage

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

weaves its way deeper into our everyday lives. The robust demand for wireless phone service that has existed in Europe for the past several years is starting to be replicated in other parts of the world. At the end of the period, the U.S. had more than 75 million wireless telecom subscribers, representing close to 30% of the population. Some of the portfolio's largest telecommunications holdings appreciated significantly over the period with Sprint Corp. PCS Group (+343%), Vodafone AirTouch PLC, ADR (+53%), Nextel Communications Inc., A (+337%) and VoiceStream Wireless Corp. (+421%) among the top performers.

Telecommunications stocks grew as a percentage of the portfolio's total net assets as a result of their relatively strong performance. On December 31, 1999, such stocks represented 72% of total net assets, compared with 25.1% at the beginning of the period. The percentage of these holdings should continue to increase over the next year in accordance with the portfolio's name and investment strategy change on November 15, 1999.

Electric and gas utility stocks turned in mixed performances over the period with electric stocks falling around 19% and gas utilities remaining more or less flat since the beginning of the year. We trimmed our holdings in such stocks as a result of their relatively poor performance when individual equity valuations warranted. At the end of the period, electric utilities made up 9.0% of the portfolio's total net assets and gas utility stocks were 2.0% of total net assets. We expect that the percentage of the portfolio invested in these industries will continue to decline.

Over the period, the U.S., Europe and Asia experienced solid performances with Latin America producing mixed results. The portfolio's largest weightings at the end of the period were the U.S. at 54.8%, Europe at 20.3%, while Asia comprised 6.7% and Latin America represented 0% of total net assets compared with 73.9%, 17.9%, 2.0% and 2.2%, respectively, one year earlier.

U.S.

In the U.S., telecommunications stocks were strong performers during the past 12 months apparently driven by increasing traffic volumes, continued deregulation and strong growth in wireless services. One of the larger portfolio holdings, Sprint Corp (PCS Group), is a good example of the type of company we look for when making investments. We believe the company is uniquely positioned to take advantage of wireless communications growth due to its state-of-the-art digital network, well-known brand name and strong balance sheet.

The past 12 months have been challenging for electric and gas utility investors. Strong U.S.-economic growth caused investors to seek opportunities in other, more economically sensitive, industries. However, many of these companies continued to restructure

[PIE CHART]
GEOGRAPHIC DISTRIBUTION
Franklin Global Communications
Securities Fund
Based on Total Net Assets
12/31/99

North America                                                              57.6%
Europe                                                                     20.3%
Asia                                                                        6.7%
Short-Term Investments & Other Net Assets                                  15.4%

TOP 10 HOLDINGS
Franklin Global Communications
Securities Fund
12/31/99

COMPANY                                                                  % OF TOTAL
INDUSTRY, COUNTRY                                                        NET ASSETS
------------------------------------------------------------------------------------
Global Crossing Ltd.                                                        4.1%
Other Telecommunications,
Bermuda

Vodafone AirTouch PLC                                                       3.0%
Cellular Telephone, U.K

AT&T Corp.                                                                  2.9%
Major U.S. Telecommunications,
U.S.

Global TeleSystems Group Inc.                                               2.8%
Other Telecommunications, U.S.

MCI Worldcom Inc.                                                           2.7%
Major U.S. Telecommunications,
U.S.

VoiceStream Wireless Corp.                                                  2.7%
Cellular Telephone, U.S.

Equant NV, N.Y. shares                                                      2.6%
EDP Service, Netherlands

Sprint Corp. (PCS Group)                                                    2.6%
Cellular Telephone, U.S.

Telecom Italia SpA                                                          2.5%
Other Telecommunications,
Italy

GTE Corp.                                                                   2.3%
Major U.S. Telecommunications,
U.S.


their organizations, streamlining their financial and operational structures to prepare for an increase in competition that should result from deregulation, which should create substantial shareholder value over the coming years.

EUROPE

European telecommunication companies were solid performers over the past year. Both incumbent providers and new entrants moved quickly to improve Europe's underdeveloped telecommunications infrastructure. However, many regions still have a significant amount of pent-up demand for basic phone service. Telecom Italia SpA, a portfolio holding, is an example of a former monopoly provider that is streamlining its existing operations and achieving success in new areas such as wireless communications. The portfolio also has investments in emerging companies that are capitalizing on the growing need for bandwidth, such as Equant NV. European communications is one of the global utilities sector's fastest growing areas and we remain very optimistic about this area's opportunities over the next several years.

ASIA

Asian economies and stock markets underwent significant volatility during the past year as the region attempted to recover from the financial crisis that began in late 1997. The widespread negative investor sentiment that seemed to envelop Asian stocks allowed us to find a few companies whose equities we felt were undervalued. One example was Nippon Telegraph & Telephone Corp. (NTT) of Japan, the world's largest telephone company in terms of sales, which is poised to benefit from the Japanese telecommunications industry deregulation. NTT could make significant gains in efficiency as competition arrives and the company is forced to match the new marketplace standards.

We believe the worst of the Asian crisis has passed and that the region will begin to deliver improved returns to equity investors. We will continue to follow our contrarian approach of investing in undervalued Asian companies that we feel have upside commensurate with their risks and strong management teams capable of navigating these difficult times.

LATIN AMERICA

For most of the past year, Latin America's financial markets were prone to significant volatility, repeatedly whipsawed by the latest economic news from Asia and Eastern Europe. We remain optimistic toward Latin America's long-term prospects, but are cautiously investing new funds only in stocks whose valuations we believe provide ample upside potential to compensate for the risks inherent to the region.

LOOKING AHEAD

We are very optimistic about the potential of global telecommunications and utility stocks to deliver strong shareholder returns over the long term. Global utility companies are selling services into a rapidly expanding segment of the economy in both developed and emerging nations. New Internet applications must be accompanied by improvements in telecom infrastructure that will allow the content to reach the end users. Wireless telecommunications growth should continue to drive the need for network construction, new handsets and additional functionality. Utilities servicing the developing world also have an enormous opportunity to provide more basic necessities such as electricity, clean water and basic phone service. These countries' ongoing economic development depends on such rudimentary utility services, which should present global utility investors with excellent investment opportunities for many years into the future.

NAME & OBJECTIVE CHANGE

Franklin Global Utilities Fund officially changed its name and investment strategy to Franklin Global Communications Securities Fund on November 15, 1999. As was communicated to investors earlier in the year, the change was a result of a shift in the global markets as well as management's belief that communications stocks offered superior growth prospects and reasonable valuations relative to other sectors with comparable growth rates.

Investors should consider carefully the substantial risks involved in a portfolio that concentrates in a single industry sector rather than diversifying across many different sectors.

[BAR GRAPH]


This graph compares the performance of Franklin Global Communications Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, the FT/S&P Actuaries World Utilities Index and the Consumer Price Index from 1/1/90-12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                               Franklin Global          S&P 500              FT S&P Actuaries World       CPI
                               Communications                                   Utilities Index
                              Securities Fund -
                                   Class 1
                    --------------------------------------------------------------------------------------------
      01/01/1990                $10,000                 $10,000                   $10,000                $10,000
      01/31/1990    -3.79%       $9,621     -6.71%       $9,329   -7.60%           $9,240     1.03%      $10,103
      02/28/1990     0.60%       $9,679      1.29%       $9,449   -2.82%           $8,979     0.47%      $10,150
      03/31/1990    -0.70%       $9,611      2.65%       $9,700   -4.78%           $8,550     0.55%      $10,206
      04/30/1990    -4.41%       $9,187     -2.49%       $9,458   -2.51%           $8,336     0.16%      $10,223
      05/31/1990     4.07%       $9,561      9.75%      $10,380    9.98%           $9,167     0.23%      $10,246
      06/30/1990     0.61%       $9,619     -0.67%      $10,311   -2.87%           $8,904     0.54%      $10,301
      07/31/1990     1.38%       $9,752     -0.32%      $10,278   -0.57%           $8,854     0.38%      $10,341
      08/31/1990    -6.22%       $9,146     -9.04%       $9,349   -7.81%           $8,162     0.92%      $10,436
      09/30/1990     0.09%       $9,154     -4.87%       $8,893   -4.93%           $7,760     0.84%      $10,523
      10/31/1990     7.08%       $9,802     -0.43%       $8,855   11.70%           $8,668     0.60%      $10,587
      11/30/1990     2.46%      $10,043      6.46%       $9,427   -0.07%           $8,662     0.22%      $10,610
      12/31/1990     1.41%      $10,184      2.79%       $9,690    2.07%           $8,841     0.00%      $10,610
      01/31/1991    -1.06%      $10,076      4.36%      $10,113    1.94%           $9,012     0.60%      $10,674
      02/28/1991     3.63%      $10,441      7.15%      $10,836    4.71%           $9,437     0.15%      $10,690
      03/31/1991     1.67%      $10,616      2.42%      $11,098   -2.08%           $9,241     0.15%      $10,706
      04/30/1991     0.78%      $10,699      0.24%      $11,125    0.88%           $9,322     0.15%      $10,722
      05/31/1991    -0.16%      $10,682      4.31%      $11,604    0.83%           $9,399     0.30%      $10,754
      06/30/1991    -0.75%      $10,602     -4.58%      $11,073   -4.21%           $9,004     0.29%      $10,785
      07/31/1991     3.95%      $11,021      4.66%      $11,589    5.57%           $9,505     0.15%      $10,801
      08/31/1991     2.71%      $11,319      2.37%      $11,863    1.71%           $9,668     0.29%      $10,832
      09/30/1991     3.47%      $11,712     -1.67%      $11,665    3.44%          $10,000     0.44%      $10,880
      10/31/1991     1.46%      $11,883      1.34%      $11,822    1.40%          $10,140     0.15%      $10,896
      11/30/1991     1.94%      $12,113     -4.03%      $11,345   -1.60%           $9,978     0.29%      $10,928
      12/31/1991     3.88%      $12,583     11.44%      $12,643    7.02%          $10,678     0.07%      $10,936
      01/31/1992    -3.39%      $12,156     -1.86%      $12,408   -4.29%          $10,220     0.15%      $10,952
      02/29/1992    -0.21%      $12,130      1.29%      $12,568   -1.24%          $10,094     0.36%      $10,992
      03/31/1992    -0.63%      $12,054     -1.95%      $12,323   -3.20%           $9,771     0.51%      $11,048
      04/30/1992     2.97%      $12,412      2.94%      $12,685    3.38%          $10,101     0.14%      $11,063
      05/31/1992     1.93%      $12,651      0.49%      $12,747    2.45%          $10,348     0.14%      $11,079
      06/30/1992     1.20%      $12,803     -1.49%      $12,557   -1.18%          $10,226     0.36%      $11,118
      07/31/1992     5.38%      $13,491      4.09%      $13,071    3.85%          $10,620     0.21%      $11,142
      08/31/1992    -0.39%      $13,439     -2.05%      $12,803    2.45%          $10,880     0.28%      $11,173
      09/30/1992     0.45%      $13,500      1.17%      $12,953   -1.82%          $10,682     0.28%      $11,204
      10/31/1992    -0.65%      $13,413      0.34%      $12,997   -2.07%          $10,461     0.35%      $11,243
      11/30/1992     0.13%      $13,430      3.40%      $13,439    2.05%          $10,675     0.14%      $11,259
      12/31/1992     2.66%      $13,788      1.23%      $13,604    2.55%          $10,948    -0.07%      $11,251
      01/31/1993     1.58%      $14,005      0.84%      $13,718    1.35%          $11,095     0.49%      $11,306
      02/28/1993     5.41%      $14,764      1.36%      $13,905    5.05%          $11,656     0.35%      $11,346
      03/31/1993     0.89%      $14,894      2.11%      $14,198    5.76%          $12,327     0.35%      $11,386
      04/30/1993     0.06%      $14,903     -2.42%      $13,855    1.93%          $12,565     0.28%      $11,418
      05/31/1993    -0.41%      $14,842      2.67%      $14,225    1.74%          $12,784     0.14%      $11,434
      06/30/1993     2.44%      $15,205      0.29%      $14,266    1.94%          $13,032     0.14%      $11,450
      07/31/1993     1.99%      $15,507     -0.40%      $14,209    2.45%          $13,351     0.00%      $11,450
      08/31/1993     2.75%      $15,934      3.79%      $14,747    4.25%          $13,918     0.28%      $11,482
      09/30/1993    -0.50%      $15,854     -0.77%      $14,634   -1.53%          $13,705     0.21%      $11,506
      10/31/1993    -0.62%      $15,756      2.07%      $14,937    1.78%          $13,949     0.41%      $11,553
      11/30/1993    -4.74%      $15,009     -0.95%      $14,795   -5.21%          $13,223     0.07%      $11,561
      12/31/1993     1.54%      $15,240      1.21%      $14,974    3.13%          $13,636     0.00%      $11,561
      01/31/1994    -2.04%      $14,929      3.40%      $15,483    3.45%          $14,107     0.27%      $11,592
      02/28/1994    -5.06%      $14,173     -2.71%      $15,063   -4.16%          $13,520     0.34%      $11,632
      03/31/1994    -3.51%      $13,675     -4.36%      $14,407   -3.88%          $12,995     0.34%      $11,671
      04/30/1994     2.34%      $13,996      1.28%      $14,591    1.81%          $13,231     0.14%      $11,688
      05/31/1994    -5.21%      $13,266      1.64%      $14,830   -1.63%          $13,015     0.07%      $11,696
      06/30/1994    -3.85%      $12,756     -2.45%      $14,467   -2.24%          $12,723     0.34%      $11,736
      07/31/1994     5.13%      $13,410      3.28%      $14,941    2.62%          $13,057     0.27%      $11,767
      08/31/1994     0.98%      $13,541      4.10%      $15,554    2.22%          $13,347     0.40%      $11,814
      09/30/1994    -2.48%      $13,205     -2.44%      $15,174   -2.77%          $12,977     0.27%      $11,846
      10/31/1994     1.93%      $13,460      2.25%      $15,516    1.46%          $13,166     0.07%      $11,854
      11/30/1994     0.56%      $13,534     -3.64%      $14,951   -4.07%          $12,631     0.13%      $11,870
      12/31/1994    -0.41%      $13,478      1.48%      $15,172   -0.71%          $12,541     0.00%      $11,870
      01/31/1995     5.83%      $14,263      2.59%      $15,565    0.81%          $12,642     0.40%      $11,917
      02/28/1995     0.39%      $14,320      3.90%      $16,172    0.14%          $12,660     0.40%      $11,965
      03/31/1995    -1.44%      $14,114      2.95%      $16,650    2.81%          $13,016     0.33%      $12,005
      04/30/1995     2.12%      $14,413      2.94%      $17,139    3.52%          $13,474     0.33%      $12,044
      05/31/1995     5.51%      $15,208      4.00%      $17,825    1.35%          $13,656     0.20%      $12,068
      06/30/1995    -0.10%      $15,192      2.32%      $18,238    0.56%          $13,732     0.20%      $12,092
      07/31/1995     0.20%      $15,222      3.32%      $18,844    2.87%          $14,127     0.00%      $12,092
      08/31/1995     0.97%      $15,370      0.25%      $18,891   -0.32%          $14,081     0.26%      $12,124
      09/30/1995     5.66%      $16,240      4.22%      $19,688    4.80%          $14,757     0.20%      $12,148
      10/31/1995     2.25%      $16,606     -0.36%      $19,617   -0.93%          $14,620     0.33%      $12,188
      11/30/1995     1.67%      $16,883      4.39%      $20,478    1.29%          $14,809    -0.07%      $12,180
      12/31/1995     4.86%      $17,704      1.93%      $20,873    3.38%          $15,309    -0.07%      $12,171
      01/31/1996     1.79%      $18,021      3.40%      $21,583    1.40%          $15,524     0.59%      $12,243
      02/29/1996    -1.81%      $17,694      0.93%      $21,784   -1.09%          $15,354     0.32%      $12,282
      03/31/1996    -0.06%      $17,684      0.96%      $21,993   -0.94%          $15,210     0.52%      $12,346
      04/30/1996    -2.07%      $17,319      1.47%      $22,316    2.68%          $15,618     0.39%      $12,394
      05/31/1996     2.23%      $17,704      2.58%      $22,892   -0.86%          $15,483     0.19%      $12,418
      06/30/1996     4.42%      $18,487      0.38%      $22,979    1.29%          $15,683     0.06%      $12,425
      07/31/1996    -5.25%      $17,517     -4.42%      $21,963   -4.87%          $14,919     0.19%      $12,449
      08/31/1996     2.14%      $17,893      2.11%      $22,427    0.05%          $14,927     0.19%      $12,472
      09/30/1996     0.58%      $17,997      5.63%      $23,689    1.28%          $15,118     0.32%      $12,512
      10/31/1996     3.24%      $18,581      2.76%      $24,343    2.42%          $15,484     0.32%      $12,552
      11/30/1996     1.80%      $18,915      7.56%      $26,184    4.89%          $16,241     0.19%      $12,576
      12/31/1996     0.22%      $18,956     -1.98%      $25,665    2.22%          $16,601     0.00%      $12,576
      01/31/1997     2.15%      $19,363      6.25%      $27,269    0.79%          $16,732     0.32%      $12,616
      02/28/1997    -0.11%      $19,342      0.78%      $27,482    0.55%          $16,825     0.31%      $12,655
      03/31/1997    -3.29%      $18,706     -4.11%      $26,352   -2.83%          $16,348     0.25%      $12,687
      04/30/1997    -0.95%      $18,529      5.97%      $27,926    1.46%          $16,587     0.12%      $12,702
      05/31/1997     6.36%      $19,707      6.09%      $29,626    6.61%          $17,683    -0.06%      $12,695
      06/30/1997     3.28%      $20,354      4.48%      $30,954    4.62%          $18,500     0.12%      $12,710
      07/31/1997     2.38%      $20,838      7.96%      $33,417    1.41%          $18,761     0.12%      $12,725
      08/31/1997    -3.40%      $20,129     -5.60%      $31,546   -4.86%          $17,850     0.19%      $12,749
      09/30/1997     5.23%      $21,181      5.48%      $33,275    6.72%          $19,049     0.25%      $12,781
      10/31/1997    -1.67%      $20,826     -3.34%      $32,163   -1.45%          $18,773     0.25%      $12,813
      11/30/1997     6.64%      $22,209      4.63%      $33,653    7.00%          $20,087    -0.06%      $12,806
      12/31/1997     8.20%      $24,030      1.72%      $34,231    4.16%          $20,922    -0.12%      $12,790
      01/31/1998    -3.05%      $23,297      1.11%      $34,611    3.27%          $21,607     0.19%      $12,814
      02/28/1998     4.36%      $24,313      7.21%      $37,107    2.58%          $22,164     0.19%      $12,839
      03/31/1998     7.58%      $26,157      5.12%      $39,007    8.96%          $24,150     0.19%      $12,863
      04/30/1998    -3.21%      $25,318      1.01%      $39,401   -2.18%          $23,624     0.18%      $12,886
      05/31/1998    -2.43%      $24,703     -1.72%      $38,723   -1.16%          $23,350     0.18%      $12,910
      06/30/1998     3.61%      $25,594      4.06%      $40,295    3.25%          $24,108     0.12%      $12,925
      07/31/1998    -2.91%      $24,849     -1.07%      $39,864    3.12%          $24,861     0.12%      $12,941
      08/31/1998    -6.73%      $23,176    -14.46%      $34,100   -7.88%          $22,902     0.12%      $12,956
      09/30/1998     5.41%      $24,431      6.41%      $36,285    5.24%          $24,102     0.12%      $12,972
      10/31/1998     1.93%      $24,901      8.13%      $39,236    5.88%          $25,519     0.24%      $13,003
      11/30/1998     2.36%      $25,489      6.06%      $41,613    3.84%          $26,499     0.00%      $13,003
      12/31/1998     4.82%      $26,718      5.76%      $44,010    7.91%          $28,595    -0.06%      $12,995
      01/31/1999    -1.52%      $26,312      4.18%      $45,850    3.86%          $29,698     0.24%      $13,026
      02/28/1999    -4.12%      $25,228     -3.11%      $44,424   -2.33%          $29,006     0.12%      $13,042
      03/31/1999     1.45%      $25,594      4.00%      $46,201   -1.03%          $28,708     0.30%      $13,081
      04/30/1999     7.30%      $27,462      3.87%      $47,989    4.11%          $29,888     0.73%      $13,176
      05/31/1999     1.81%      $27,959     -2.36%      $46,856    0.54%          $30,049     0.00%      $13,176
      06/30/1999     4.21%      $29,136      5.55%      $49,457    3.81%          $31,194     0.00%      $13,176
      07/31/1999    -0.59%      $28,964     -3.12%      $47,914   -0.22%          $31,125     0.30%      $13,216
      08/31/1999    -2.43%      $28,261     -0.50%      $47,674   -4.04%          $29,868     0.24%      $13,248
      09/30/1999     0.32%      $28,351     -2.74%      $46,368    2.28%          $30,549     0.48%      $13,311
      10/31/1999     8.51%      $30,764      6.33%      $49,303    7.04%          $32,699     0.18%      $13,335
      11/30/1999     6.97%      $32,908      2.03%      $50,304    7.57%          $35,175     0.06%      $13,343
      12/31/1999    13.21%      $37,249      5.89%      $53,267    7.52%          $37,820     0.00%      $13,343

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +39.42%

5-Year                                                                   +22.55%

10-Year                                                                  +14.05%

Since Inception (1/24/89)                                                +14.80%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

For an explanation of performance calculations, please see page 35.

Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                   +39.00%

5-Year                                                                   +22.47%

10-Year                                                                  +14.02%

Since Inception (1/24/89)                                                +14.77%

[BAR GRAPH]

This graph compares the performance of Franklin Global Communications Securities Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, the FT/S&P Actuaries World Utilities Index and the Consumer Price Index from 1/1/90-12/31/99.*


                           Franklin Global           S&P 500       FT S&P Actuaries World        CPI
                      Communications Securities                       Utilities Index
                            Fund - Class 2
                     --------------------------------------------------------------------------------------
      01/01/1990            $10,000                   $10,000          $10,000                  $10,000
      01/31/1990             $9,621     -6.71%         $9,329           $9,240     1.03%        $10,103
      02/28/1990             $9,679      1.29%         $9,449           $8,979     0.47%        $10,150
      03/31/1990             $9,611      2.65%         $9,700           $8,550     0.55%        $10,206
      04/30/1990             $9,187     -2.49%         $9,458           $8,336     0.16%        $10,223
      05/31/1990             $9,561      9.75%        $10,380           $9,167     0.23%        $10,246
      06/30/1990             $9,619     -0.67%        $10,311           $8,904     0.54%        $10,301
      07/31/1990             $9,752     -0.32%        $10,278           $8,854     0.38%        $10,341
      08/31/1990             $9,146     -9.04%         $9,349           $8,162     0.92%        $10,436
      09/30/1990             $9,154     -4.87%         $8,893           $7,760     0.84%        $10,523
      10/31/1990             $9,802     -0.43%         $8,855           $8,668     0.60%        $10,587
      11/30/1990            $10,043      6.46%         $9,427           $8,662     0.22%        $10,610
      12/31/1990            $10,184      2.79%         $9,690           $8,841     0.00%        $10,610
      01/31/1991            $10,076      4.36%        $10,113           $9,012     0.60%        $10,674
      02/28/1991            $10,441      7.15%        $10,836           $9,437     0.15%        $10,690
      03/31/1991            $10,616      2.42%        $11,098           $9,241     0.15%        $10,706
      04/30/1991            $10,699      0.24%        $11,125           $9,322     0.15%        $10,722
      05/31/1991            $10,682      4.31%        $11,604           $9,399     0.30%        $10,754
      06/30/1991            $10,602     -4.58%        $11,073           $9,004     0.29%        $10,785
      07/31/1991            $11,021      4.66%        $11,589           $9,505     0.15%        $10,801
      08/31/1991            $11,319      2.37%        $11,863           $9,668     0.29%        $10,832
      09/30/1991            $11,712     -1.67%        $11,665          $10,000     0.44%        $10,880
      10/31/1991            $11,883      1.34%        $11,822          $10,140     0.15%        $10,896
      11/30/1991            $12,113     -4.03%        $11,345           $9,978     0.29%        $10,928
      12/31/1991            $12,583     11.44%        $12,643          $10,678     0.07%        $10,936
      01/31/1992            $12,156     -1.86%        $12,408          $10,220     0.15%        $10,952
      02/29/1992            $12,130      1.29%        $12,568          $10,094     0.36%        $10,992
      03/31/1992            $12,054     -1.95%        $12,323           $9,771     0.51%        $11,048
      04/30/1992            $12,412      2.94%        $12,685          $10,101     0.14%        $11,063
      05/31/1992            $12,651      0.49%        $12,747          $10,348     0.14%        $11,079
      06/30/1992            $12,803     -1.49%        $12,557          $10,226     0.36%        $11,118
      07/31/1992            $13,491      4.09%        $13,071          $10,620     0.21%        $11,142
      08/31/1992            $13,439     -2.05%        $12,803          $10,880     0.28%        $11,173
      09/30/1992            $13,500      1.17%        $12,953          $10,682     0.28%        $11,204
      10/31/1992            $13,413      0.34%        $12,997          $10,461     0.35%        $11,243
      11/30/1992            $13,430      3.40%        $13,439          $10,675     0.14%        $11,259
      12/31/1992            $13,788      1.23%        $13,604          $10,948    -0.07%        $11,251
      01/31/1993            $14,005      0.84%        $13,718          $11,095     0.49%        $11,306
      02/28/1993            $14,764      1.36%        $13,905          $11,656     0.35%        $11,346
      03/31/1993            $14,894      2.11%        $14,198          $12,327     0.35%        $11,386
      04/30/1993            $14,903     -2.42%        $13,855          $12,565     0.28%        $11,418
      05/31/1993            $14,842      2.67%        $14,225          $12,784     0.14%        $11,434
      06/30/1993            $15,205      0.29%        $14,266          $13,032     0.14%        $11,450
      07/31/1993            $15,507     -0.40%        $14,209          $13,351     0.00%        $11,450
      08/31/1993            $15,934      3.79%        $14,747          $13,918     0.28%        $11,482
      09/30/1993            $15,854     -0.77%        $14,634          $13,705     0.21%        $11,506
      10/31/1993            $15,756      2.07%        $14,937          $13,949     0.41%        $11,553
      11/30/1993            $15,009     -0.95%        $14,795          $13,223     0.07%        $11,561
      12/31/1993            $15,240      1.21%        $14,974          $13,636     0.00%        $11,561
      01/31/1994            $14,929      3.40%        $15,483          $14,107     0.27%        $11,592
      02/28/1994            $14,173     -2.71%        $15,063          $13,520     0.34%        $11,632
      03/31/1994            $13,675     -4.36%        $14,407          $12,995     0.34%        $11,671
      04/30/1994            $13,996      1.28%        $14,591          $13,231     0.14%        $11,688
      05/31/1994            $13,266      1.64%        $14,830          $13,015     0.07%        $11,696
      06/30/1994            $12,756     -2.45%        $14,467          $12,723     0.34%        $11,736
      07/31/1994            $13,410      3.28%        $14,941          $13,057     0.27%        $11,767
      08/31/1994            $13,541      4.10%        $15,554          $13,347     0.40%        $11,814
      09/30/1994            $13,205     -2.44%        $15,174          $12,977     0.27%        $11,846
      10/31/1994            $13,460      2.25%        $15,516          $13,166     0.07%        $11,854
      11/30/1994            $13,534     -3.64%        $14,951          $12,631     0.13%        $11,870
      12/31/1994            $13,478      1.48%        $15,172          $12,541     0.00%        $11,870
      01/31/1995            $14,263      2.59%        $15,565          $12,642     0.40%        $11,917
      02/28/1995            $14,320      3.90%        $16,172          $12,660     0.40%        $11,965
      03/31/1995            $14,114      2.95%        $16,650          $13,016     0.33%        $12,005
      04/30/1995            $14,413      2.94%        $17,139          $13,474     0.33%        $12,044
      05/31/1995            $15,208      4.00%        $17,825          $13,656     0.20%        $12,068
      06/30/1995            $15,192      2.32%        $18,238          $13,732     0.20%        $12,092
      07/31/1995            $15,222      3.32%        $18,844          $14,127     0.00%        $12,092
      08/31/1995            $15,370      0.25%        $18,891          $14,081     0.26%        $12,124
      09/30/1995            $16,240      4.22%        $19,688          $14,757     0.20%        $12,148
      10/31/1995            $16,606     -0.36%        $19,617          $14,620     0.33%        $12,188
      11/30/1995            $16,883      4.39%        $20,478          $14,809    -0.07%        $12,180
      12/31/1995            $17,704      1.93%        $20,873          $15,309    -0.07%        $12,171
      01/31/1996            $18,021      3.40%        $21,583          $15,524     0.59%        $12,243
      02/29/1996            $17,694      0.93%        $21,784          $15,354     0.32%        $12,282
      03/31/1996            $17,684      0.96%        $21,993          $15,210     0.52%        $12,346
      04/30/1996            $17,319      1.47%        $22,316          $15,618     0.39%        $12,394
      05/31/1996            $17,704      2.58%        $22,892          $15,483     0.19%        $12,418
      06/30/1996            $18,487      0.38%        $22,979          $15,683     0.06%        $12,425
      07/31/1996            $17,517     -4.42%        $21,963          $14,919     0.19%        $12,449
      08/31/1996            $17,893      2.11%        $22,427          $14,927     0.19%        $12,472
      09/30/1996            $17,997      5.63%        $23,689          $15,118     0.32%        $12,512
      10/31/1996            $18,581      2.76%        $24,343          $15,484     0.32%        $12,552
      11/30/1996            $18,915      7.56%        $26,184          $16,241     0.19%        $12,576
      12/31/1996            $18,956     -1.98%        $25,665          $16,601     0.00%        $12,576
      01/31/1997            $19,363      6.25%        $27,269          $16,732     0.32%        $12,616
      02/28/1997            $19,342      0.78%        $27,482          $16,825     0.31%        $12,655
      03/31/1997            $18,706     -4.11%        $26,352          $16,348     0.25%        $12,687
      04/30/1997            $18,529      5.97%        $27,926          $16,587     0.12%        $12,702
      05/31/1997            $19,707      6.09%        $29,626          $17,683    -0.06%        $12,695
      06/30/1997            $20,354      4.48%        $30,954          $18,500     0.12%        $12,710
      07/31/1997            $20,838      7.96%        $33,417          $18,761     0.12%        $12,725
      08/31/1997            $20,129     -5.60%        $31,546          $17,850     0.19%        $12,749
      09/30/1997            $21,181      5.48%        $33,275          $19,049     0.25%        $12,781
      10/31/1997            $20,826     -3.34%        $32,163          $18,773     0.25%        $12,813
      11/30/1997            $22,209      4.63%        $33,653          $20,087    -0.06%        $12,806
      12/31/1997            $24,030      1.72%        $34,231          $20,922    -0.12%        $12,790
      01/31/1998            $23,297      1.11%        $34,611          $21,607     0.19%        $12,814
      02/28/1998            $24,313      7.21%        $37,107          $22,164     0.19%        $12,839
      03/31/1998            $26,157      5.12%        $39,007          $24,150     0.19%        $12,863
      04/30/1998            $25,318      1.01%        $39,401          $23,624     0.18%        $12,886
      05/31/1998            $24,703     -1.72%        $38,723          $23,350     0.18%        $12,910
      06/30/1998            $25,594      4.06%        $40,295          $24,108     0.12%        $12,925
      07/31/1998            $24,849     -1.07%        $39,864          $24,861     0.12%        $12,941
      08/31/1998            $23,176    -14.46%        $34,100          $22,902     0.12%        $12,956
      09/30/1998            $24,431      6.41%        $36,285          $24,102     0.12%        $12,972
      10/31/1998            $24,901      8.13%        $39,236          $25,519     0.24%        $13,003
      11/30/1998            $25,489      6.06%        $41,613          $26,499     0.00%        $13,003
      12/31/1998            $26,718      5.76%        $44,010          $28,595    -0.06%        $12,995
      01/31/1999            $26,312      4.18%        $45,850          $29,698     0.24%        $13,026
      02/28/1999            $25,215     -3.11%        $44,424          $29,006     0.12%        $13,042
      03/31/1999            $25,568      4.00%        $46,201          $28,708     0.30%        $13,081
      04/30/1999            $27,424      3.87%        $47,989          $29,888     0.73%        $13,176
      05/31/1999            $27,934     -2.36%        $46,856          $30,049     0.00%        $13,176
      06/30/1999            $29,085      5.55%        $49,457          $31,194     0.00%        $13,176
      07/31/1999            $28,911     -3.12%        $47,914          $31,125     0.30%        $13,216
      08/31/1999            $28,205     -0.50%        $47,674          $29,868     0.24%        $13,248
      09/30/1999            $28,295     -2.74%        $46,368          $30,549     0.48%        $13,311
      10/31/1999            $30,678      6.33%        $49,303          $32,699     0.18%        $13,335
      11/30/1999            $32,822      2.03%        $50,304          $35,175     0.06%        $13,343
      12/31/1999            $37,139      5.89%        $53,267          $37,820     0.00%        $13,343

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN GROWTH AND INCOME FUND

The year under review perhaps could be best described as a tale of two stock markets. To borrow from the author Charles Dickens, "It was the best of times; it was the worst of times." Namely, the major U.S. stock market indexes recorded double-digit percentage gains for an unprecedented five consecutive years, yet the average stock in the market has been in a decline since April 1998, or for some 20 months. During that time, the Value Line geometric composite of 1,625 stocks, a widely used proxy for the average stock, fell 13.9%. Also, more stocks in the S&P 500 Index fell than advanced in 1999 as its median return was -0.4% for the year.

The "new-economy technology stocks," many of which are not profitable and do not pay dividends, performed extremely well in the past year, whereas the balance of the stock market, especially high dividend-paying stocks, yielded mixed results. For example, according to our research, the top 25% of stocks in the S&P 500 as measured by dividend yield, declined an average 3.5%, while the 25% lowest-yielding stocks gained an average 41.5% in 1999. Franklin Growth and Income Fund, which invests in above-average yielding stocks, reflected these market trends.

Thus, while most major market indexes registered positive results, in our view a stealth bear market ensued for most stocks in 1999. Influencing the financial markets, in our opinion, were several sequential factors. Unlike in 1998, the economies in the U.S. and abroad experienced faster-than-expected growth. The Federal Reserve Board responded by reversing the previous year's actions with three separate interest-rate hikes, causing rates to rise worldwide. These higher interest rates put pressure on stock market valuations, which had been at the upper end of historical norms.


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

The portfolio seeks to invest in stocks that offer current income and sell at attractive valuations. We look for stocks selling at bargain prices according to measurements such as relative dividend yields, book value, revenues and normalized earnings. This generally entails investing in stocks of quality companies at what we feel are temporarily depressed prices. At the same time, we collect current investment returns, in the form of dividends, which can provide a cushion against possible stock declines. Our investments typically fall into three categories: cyclical stocks, "special situation" stocks, and traditional, high dividend-paying stocks such as utilities and real estate investment trusts (REITs).

Our increased investments in cyclical stocks more than one year ago paid off in 1999, as many of these companies responded to the past year's stronger-than-expected economy. Our mineral and metal holdings DeBeers Consolidated Mines AG and Corus Group PLC both gained over 100% during the period. Forest product company Weyerhaeuser Co. and chemical producers Dow Chemical Co., E.I. duPont de Nemours and Co. and Imperial Chemical Industries PLC also performed well. Energy stocks, which represented 8.1% of the portfolio's total net assets at year-end, also experienced generally favorable results in 1999. We added to existing positions and initiated an investment in Royal Dutch Petroleum Co., one of the world's largest oil companies, during weakness early in the year. We subsequently took profits in the company and other holdings as prices rose sharply during the period's final quarter.

We also became more active in our "special situation" investments in 1999. We determined that our traditional dividend-yield requirements were too restrictive for sectors that offer above-average growth potential, such as technology and health care. Thus, we took advantage of some weakness and modified our criteria to allow for greater participation in these exciting areas. New technology positions included Motorola Inc., Raytheon Co., Hewlett-Packard Co., Automatic Data Processing Inc. and International Business Machines Corp. In our opinion, each of these investments offered excellent long-term value, current income and attractive long-term growth prospects. New health care investments included Baxter International Inc., Abbott Laboratories and American Home Products Corp. Uncertainty over Medicare reform apparently resulted in weak performances for these and many other health care companies during the year. Unfortunately, we expect to see this trend continuing over the near term. However, looking forward over the next few years, we believe that the industry's growth potential remains favorable, and we look to add to our investments as opportunities arise in 2000.

Our investments in the financial sector generally yielded disappointing results in 1999. We responded to rising interest rate trends by reducing our investments in banks and insurance companies during the second half of the year. While many of these stocks recently offered potentially attractive valuations in terms of price to earnings


TOP 10 HOLDINGS
Franklin Growth and Income Fund
12/31/99

COMPANY                                                                 % OF TOTAL
INDUSTRY                                                                NET ASSETS
------------------------------------------------------------------------------------
U.S. West Inc.                                                              3.2%
Telecommunications

Bell Atlantic Corp.                                                         3.2%
Telecommunications

GTE Corp.                                                                   2.8%
Telecommunications

AT&T Corp.                                                                  2.4%
Telecommunications

General Electric Co.                                                        2.1%
Process Industries

St. Paul Cos. Inc.                                                          2.1%
Insurance

Exxon Mobil Corp.                                                           2.0%
Energy Minerals

General Mills Inc.                                                          2.0%
Consumer Non-Durables

Pharmacia & Upjohn Inc.                                                     1.9%
Health Technology

Texaco Inc.                                                                 1.8%
Energy Minerals

and dividend yields, we will remain underweighted in these investments compared with other sectors until signs of rising interest rate trends abate.

The portfolio's holdings in REITs and high yielding utilities also experienced generally disappointing returns for the period. REITs performed poorly despite mostly favorable fundamentals. We maintained a large position in these investments as their combination of high dividend yields averaging 8% and continued solid cash-flow growth were very attractive in our opinion. We reduced our overall weighting in electric utilities, which represented 4.0% of total net assets on December 31, 1999. However, gas utilities and telephone investments were bright spots for the portfolio in 1999. Two of our gas companies -- MCN Energy Group Inc. and Consolidated Natural Gas Co. -- rose in response to acquisition bids during the year. Likewise, three of our telephone investments -- Ameritech Corp., GTE Corp. and U.S. West Inc. -- were subject to merger activity as well. Telephone stocks represented our biggest investment at 13.3% of the portfolio's total net assets at year-end. We believed that attractive growth prospects, current income and reasonable valuations supported our continued significant investment in this sector.


Looking forward, we anticipate continued high levels of financial market volatility. Although we believe there are many bargains to be found among our high dividend-yielding stocks, general market valuations remain at historically high levels and could continue to be affected by rising interest-rate trends. Our investment discipline attempts to take advantage of such volatility. Growth style investing has outperformed traditional value investing for five consecutive years, a long period by historical standards. While it is impossible to predict when or if this cycle will reverse itself, we believe our strategy and the portfolio's investments are well positioned to benefit if the market returns to a value style of investing.

TOTAL RETURN INDEX COMPARISON
Franklin Growth & Income Fund - Class 1
$10,000 Investment (1/1/90 - 12/31/99)

[BAR GRAPH]

This graph compares the performance of Franklin Growth and Income Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index, Russell 3000 Value Index and the Consumer Price Index from 1/1/90-12/31/99.

We are replacing the S&P 500 Index with the Russell 3000 Value Index because this index more closely matches our investment characteristics then the S&P 500, in terms of dividend yield, industry representation and market capitalization. Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                       Franklin Growth     S&P 500      Russell 3000     CPI
                       & Income Fund -                  Value Index
                           Class 1
                      ------------------------------------------------------------
       01/01/1990          $10,000         $10,000         $10,000        $10,000
       01/31/1990           $9,485          $9,329          $9,371        $10,103
       02/28/1990           $9,640          $9,449          $9,607        $10,150
       03/31/1990           $9,873          $9,700          $9,720        $10,206
       04/30/1990           $9,677          $9,458          $9,342        $10,223
       05/31/1990          $10,519         $10,380         $10,097        $10,246
       06/30/1990          $10,392         $10,311          $9,882        $10,301
       07/31/1990          $10,323         $10,278          $9,777        $10,341
       08/31/1990           $9,461          $9,349          $8,899        $10,436
       09/30/1990           $9,079          $8,893          $8,453        $10,523
       10/31/1990           $8,982          $8,855          $8,315        $10,587
       11/30/1990           $9,501          $9,427          $8,888        $10,610
       12/31/1990           $9,765          $9,690          $9,116        $10,610
       01/31/1991          $10,382         $10,113          $9,545        $10,674
       02/28/1991          $10,813         $10,836         $10,199        $10,690
       03/31/1991          $10,833         $11,098         $10,379        $10,706
       04/30/1991          $10,862         $11,125         $10,456        $10,722
       05/31/1991          $11,273         $11,604         $10,851        $10,754
       06/30/1991          $10,547         $11,073         $10,391        $10,785
       07/31/1991          $10,926         $11,589         $10,815        $10,801
       08/31/1991          $11,295         $11,863         $11,020        $10,832
       09/30/1991          $11,215         $11,665         $10,945        $10,880
       10/31/1991          $11,335         $11,822         $11,123        $10,896
       11/30/1991          $10,847         $11,345         $10,560        $10,928
       12/31/1991          $11,714         $12,643         $11,432        $10,936
       01/31/1992          $12,222         $12,408         $11,511        $10,952
       02/29/1992          $12,232         $12,568         $11,812        $10,992
       03/31/1992          $11,784         $12,323         $11,644        $11,048
       04/30/1992          $11,804         $12,685         $12,098        $11,063
       05/31/1992          $11,873         $12,747         $12,177        $11,079
       06/30/1992          $11,606         $12,557         $12,079        $11,118
       07/31/1992          $11,949         $13,071         $12,544        $11,142
       08/31/1992          $11,778         $12,803         $12,172        $11,173
       09/30/1992          $12,070         $12,953         $12,344        $11,204
       10/31/1992          $12,301         $12,997         $12,378        $11,243
       11/30/1992          $12,765         $13,439         $12,812        $11,259
       12/31/1992          $12,886         $13,604         $13,136        $11,251
       01/31/1993          $12,987         $13,718         $13,544        $11,306
       02/28/1993          $12,906         $13,905         $13,985        $11,346
       03/31/1993          $13,269         $14,198         $14,407        $11,386
       04/30/1993          $13,097         $13,855         $14,210        $11,418
       05/31/1993          $13,450         $14,225         $14,509        $11,434
       06/30/1993          $13,291         $14,266         $14,813        $11,450
       07/31/1993          $13,098         $14,209         $14,986        $11,450
       08/31/1993          $13,585         $14,747         $15,532        $11,482
       09/30/1993          $13,504         $14,634         $15,588        $11,506
       10/31/1993          $13,707         $14,937         $15,611        $11,553
       11/30/1993          $13,595         $14,795         $15,282        $11,561
       12/31/1993          $14,215         $14,974         $15,588        $11,561
       01/31/1994          $15,018         $15,483         $16,174        $11,592
       02/28/1994          $14,825         $15,063         $15,669        $11,632
       03/31/1994          $13,941         $14,407         $15,075        $11,671
       04/30/1994          $14,022         $14,591         $15,351        $11,688
       05/31/1994          $14,063         $14,830         $15,509        $11,696
       06/30/1994          $13,609         $14,467         $15,135        $11,736
       07/31/1994          $14,003         $14,941         $15,586        $11,767
       08/31/1994          $14,470         $15,554         $16,051        $11,814
       09/30/1994          $14,044         $15,174         $15,557        $11,846
       10/31/1994          $14,250         $15,516         $15,720        $11,854
       11/30/1994          $13,720         $14,951         $15,085        $11,870
       12/31/1994          $13,928         $15,172         $15,287        $11,870
       01/31/1995          $14,042         $15,565         $15,700        $11,917
       02/28/1995          $14,602         $16,172         $16,317        $11,965
       03/31/1995          $15,018         $16,650         $16,646        $12,005
       04/30/1995          $15,464         $17,139         $17,169        $12,044
       05/31/1995          $15,941         $17,825         $17,857        $12,068
       06/30/1995          $16,039         $18,238         $18,136        $12,092
       07/31/1995          $16,309         $18,844         $18,771        $12,092
       08/31/1995          $16,504         $18,891         $19,065        $12,124
       09/30/1995          $17,216         $19,688         $19,714        $12,148
       10/31/1995          $17,086         $19,617         $19,459        $12,188
       11/30/1995          $17,756         $20,478         $20,425        $12,180
       12/31/1995          $18,500         $20,873         $20,949        $12,171
       01/31/1996          $18,878         $21,583         $21,553        $12,243
       02/29/1996          $18,684         $21,784         $21,732        $12,282
       03/31/1996          $18,878         $21,993         $22,110        $12,346
       04/30/1996          $18,975         $22,316         $22,243        $12,394
       05/31/1996          $19,170         $22,892         $22,547        $12,418
       06/30/1996          $19,525         $22,979         $22,538        $12,425
       07/31/1996          $18,803         $21,963         $21,650        $12,449
       08/31/1996          $19,068         $22,427         $22,302        $12,472
       09/30/1996          $19,573         $23,689         $23,158        $12,512
       10/31/1996          $20,151         $24,343         $23,987        $12,552
       11/30/1996          $21,114         $26,184         $25,681        $12,576
       12/31/1996          $21,126         $25,665         $25,470        $12,576
       01/31/1997          $21,728         $27,269         $26,616        $12,616
       02/28/1997          $22,234         $27,482         $26,994        $12,655
       03/31/1997          $21,752         $26,352         $26,050        $12,687
       04/30/1997          $22,041         $27,926         $27,071        $12,702
       05/31/1997          $23,209         $29,626         $28,646        $12,695
       06/30/1997          $23,879         $30,954         $29,898        $12,710
       07/31/1997          $25,112         $33,417         $32,048        $12,725
       08/31/1997          $24,611         $31,546         $31,064        $12,749
       09/30/1997          $25,986         $33,275         $32,959        $12,781
       10/31/1997          $25,228         $32,163         $32,039        $12,813
       11/30/1997          $26,358         $33,653         $33,350        $12,806
       12/31/1997          $26,988         $34,231         $34,340        $12,790
       01/31/1998          $26,795         $34,611         $33,842        $12,814
       02/28/1998          $27,925         $37,107         $36,096        $12,839
       03/31/1998          $29,441         $39,007         $38,233        $12,863
       04/30/1998          $28,953         $39,401         $38,481        $12,886
       05/31/1998          $28,529         $38,723         $37,835        $12,910
       06/30/1998          $28,446         $40,295         $38,255        $12,925
       07/31/1998          $27,729         $39,864         $37,371        $12,941
       08/31/1998          $25,259         $34,100         $31,784        $12,956
       09/30/1998          $26,795         $36,285         $33,605        $12,972
       10/31/1998          $28,159         $39,236         $36,075        $13,003
       11/30/1998          $29,093         $41,613         $37,699        $13,003
       12/31/1998          $29,236         $44,010         $38,973        $12,995
       01/31/1999          $28,605         $45,850         $39,191        $13,026
       02/28/1999          $28,101         $44,424         $38,474        $13,042
       03/31/1999          $28,433         $46,201         $39,190        $13,081
       04/30/1999          $30,801         $47,989         $42,846        $13,176
       05/31/1999          $31,032         $46,856         $42,499        $13,176
       06/30/1999          $31,535         $49,457         $43,757        $13,176
       07/31/1999          $30,775         $47,914         $42,493        $13,216
       08/31/1999          $29,993         $47,674         $40,920        $13,248
       09/30/1999          $29,247         $46,368         $39,533        $13,311
       10/31/1999          $29,960         $49,303         $41,585        $13,335
       11/30/1999          $29,610         $50,304         $41,294        $13,343
       12/31/1999          $29,559         $53,267         $41,562        $13,343

We are replacing the S&P 500 Index with the Russell 3000 Value Index because this index more closely matches our investment characteristics then the S&P 500, in terms of dividend yield, industry representation and market capitalization. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    +1.10%

5-Year                                                                   +16.24%

10-Year                                                                  +11.45%

Since Inception (1/24/89)                                                +10.71%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

TOTAL RETURN INDEX COMPARISON
Franklin Growth & Income Fund - Class 2*
$10,000 Investment (1/1/90 - 12/31/99)

[LINE GRAPH]

This graph compares the performance of Franklin Growth and Income Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index, Russell 3000 Value Index and the Consumer Price Index from 1/1/90-12/31/99.*

                     Franklin Growth      S&P 500      Russell 3000        CPI
                     & Income Fund -                   Value Index
                         Class 2
                     ----------------------------------------------------------------
      01/01/1990          $10,000         $10,000        $10,000         $10,000
      01/31/1990           $9,485          $9,329         $9,371         $10,103
      02/28/1990           $9,640          $9,449         $9,607         $10,150
      03/31/1990           $9,873          $9,700         $9,720         $10,206
      04/30/1990           $9,677          $9,458         $9,342         $10,223
      05/31/1990          $10,519         $10,380        $10,097         $10,246
      06/30/1990          $10,392         $10,311         $9,882         $10,301
      07/31/1990          $10,323         $10,278         $9,777         $10,341
      08/31/1990           $9,461          $9,349         $8,899         $10,436
      09/30/1990           $9,079          $8,893         $8,453         $10,523
      10/31/1990           $8,982          $8,855         $8,315         $10,587
      11/30/1990           $9,501          $9,427         $8,888         $10,610
      12/31/1990           $9,765          $9,690         $9,116         $10,610
      01/31/1991          $10,382         $10,113         $9,545         $10,674
      02/28/1991          $10,813         $10,836        $10,199         $10,690
      03/31/1991          $10,833         $11,098        $10,379         $10,706
      04/30/1991          $10,862         $11,125        $10,456         $10,722
      05/31/1991          $11,273         $11,604        $10,851         $10,754
      06/30/1991          $10,547         $11,073        $10,391         $10,785
      07/31/1991          $10,926         $11,589        $10,815         $10,801
      08/31/1991          $11,295         $11,863        $11,020         $10,832
      09/30/1991          $11,215         $11,665        $10,945         $10,880
      10/31/1991          $11,335         $11,822        $11,123         $10,896
      11/30/1991          $10,847         $11,345        $10,560         $10,928
      12/31/1991          $11,714         $12,643        $11,432         $10,936
      01/31/1992          $12,222         $12,408        $11,511         $10,952
      02/29/1992          $12,232         $12,568        $11,812         $10,992
      03/31/1992          $11,784         $12,323        $11,644         $11,048
      04/30/1992          $11,804         $12,685        $12,098         $11,063
      05/31/1992          $11,873         $12,747        $12,177         $11,079
      06/30/1992          $11,606         $12,557        $12,079         $11,118
      07/31/1992          $11,949         $13,071        $12,544         $11,142
      08/31/1992          $11,778         $12,803        $12,172         $11,173
      09/30/1992          $12,070         $12,953        $12,344         $11,204
      10/31/1992          $12,301         $12,997        $12,378         $11,243
      11/30/1992          $12,765         $13,439        $12,812         $11,259
      12/31/1992          $12,886         $13,604        $13,136         $11,251
      01/31/1993          $12,987         $13,718        $13,544         $11,306
      02/28/1993          $12,906         $13,905        $13,985         $11,346
      03/31/1993          $13,269         $14,198        $14,407         $11,386
      04/30/1993          $13,097         $13,855        $14,210         $11,418
      05/31/1993          $13,450         $14,225        $14,509         $11,434
      06/30/1993          $13,291         $14,266        $14,813         $11,450
      07/31/1993          $13,098         $14,209        $14,986         $11,450
      08/31/1993          $13,585         $14,747        $15,532         $11,482
      09/30/1993          $13,504         $14,634        $15,588         $11,506
      10/31/1993          $13,707         $14,937        $15,611         $11,553
      11/30/1993          $13,595         $14,795        $15,282         $11,561
      12/31/1993          $14,215         $14,974        $15,588         $11,561
      01/31/1994          $15,018         $15,483        $16,174         $11,592
      02/28/1994          $14,825         $15,063        $15,669         $11,632
      03/31/1994          $13,941         $14,407        $15,075         $11,671
      04/30/1994          $14,022         $14,591        $15,351         $11,688
      05/31/1994          $14,063         $14,830        $15,509         $11,696
      06/30/1994          $13,609         $14,467        $15,135         $11,736
      07/31/1994          $14,003         $14,941        $15,586         $11,767
      08/31/1994          $14,470         $15,554        $16,051         $11,814
      09/30/1994          $14,044         $15,174        $15,557         $11,846
      10/31/1994          $14,250         $15,516        $15,720         $11,854
      11/30/1994          $13,720         $14,951        $15,085         $11,870
      12/31/1994          $13,928         $15,172        $15,287         $11,870
      01/31/1995          $14,042         $15,565        $15,700         $11,917
      02/28/1995          $14,602         $16,172        $16,317         $11,965
      03/31/1995          $15,018         $16,650        $16,646         $12,005
      04/30/1995          $15,464         $17,139        $17,169         $12,044
      05/31/1995          $15,941         $17,825        $17,857         $12,068
      06/30/1995          $16,039         $18,238        $18,136         $12,092
      07/31/1995          $16,309         $18,844        $18,771         $12,092
      08/31/1995          $16,504         $18,891        $19,065         $12,124
      09/30/1995          $17,216         $19,688        $19,714         $12,148
      10/31/1995          $17,086         $19,617        $19,459         $12,188
      11/30/1995          $17,756         $20,478        $20,425         $12,180
      12/31/1995          $18,500         $20,873        $20,949         $12,171
      01/31/1996          $18,878         $21,583        $21,553         $12,243
      02/29/1996          $18,684         $21,784        $21,732         $12,282
      03/31/1996          $18,878         $21,993        $22,110         $12,346
      04/30/1996          $18,975         $22,316        $22,243         $12,394
      05/31/1996          $19,170         $22,892        $22,547         $12,418
      06/30/1996          $19,525         $22,979        $22,538         $12,425
      07/31/1996          $18,803         $21,963        $21,650         $12,449
      08/31/1996          $19,068         $22,427        $22,302         $12,472
      09/30/1996          $19,573         $23,689        $23,158         $12,512
      10/31/1996          $20,151         $24,343        $23,987         $12,552
      11/30/1996          $21,114         $26,184        $25,681         $12,576
      12/31/1996          $21,126         $25,665        $25,470         $12,576
      01/31/1997          $21,728         $27,269        $26,616         $12,616
      02/28/1997          $22,234         $27,482        $26,994         $12,655
      03/31/1997          $21,752         $26,352        $26,050         $12,687
      04/30/1997          $22,041         $27,926        $27,071         $12,702
      05/31/1997          $23,209         $29,626        $28,646         $12,695
      06/30/1997          $23,879         $30,954        $29,898         $12,710
      07/31/1997          $25,112         $33,417        $32,048         $12,725
      08/31/1997          $24,611         $31,546        $31,064         $12,749
      09/30/1997          $25,986         $33,275        $32,959         $12,781
      10/31/1997          $25,228         $32,163        $32,039         $12,813
      11/30/1997          $26,358         $33,653        $33,350         $12,806
      12/31/1997          $26,988         $34,231        $34,340         $12,790
      01/31/1998          $26,795         $34,611        $33,842         $12,814
      02/28/1998          $27,925         $37,107        $36,096         $12,839
      03/31/1998          $29,441         $39,007        $38,233         $12,863
      04/30/1998          $28,953         $39,401        $38,481         $12,886
      05/31/1998          $28,529         $38,723        $37,835         $12,910
      06/30/1998          $28,446         $40,295        $38,255         $12,925
      07/31/1998          $27,729         $39,864        $37,371         $12,941
      08/31/1998          $25,259         $34,100        $31,784         $12,956
      09/30/1998          $26,795         $36,285        $33,605         $12,972
      10/31/1998          $28,159         $39,236        $36,075         $13,003
      11/30/1998          $29,093         $41,613        $37,699         $13,003
      12/31/1998          $29,236         $44,010        $38,973         $12,995
      01/31/1999          $28,590         $45,850        $39,191         $13,026
      02/28/1999          $28,087         $44,424        $38,474         $13,042
      03/31/1999          $28,402         $46,201        $39,190         $13,081
      04/30/1999          $30,770         $47,989        $42,846         $13,176
      05/31/1999          $30,986         $46,856        $42,499         $13,176
      06/30/1999          $31,488         $49,457        $43,757         $13,176
      07/31/1999          $30,710         $47,914        $42,493         $13,216
      08/31/1999          $29,930         $47,674        $40,920         $13,248
      09/30/1999          $29,182         $46,368        $39,533         $13,311
      10/31/1999          $29,897         $49,303        $41,585         $13,335
      11/30/1999          $29,532         $50,304        $41,294         $13,343
      12/31/1999          $29,482         $53,267        $41,562         $13,343

* Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN INCOME SECURITIES FUND

Aside from temporary weakness in the third quarter, the U.S. stock market continued its relentless climb in 1999, driven in part by healthy economic growth and a benign inflationary environment. Improved stability abroad also helped fuel equity market optimism. However, these very same factors weighed on the U.S. bond market, driving up the 30-year U.S. Treasury bond yield from 5.10% on December 31, 1998, to 6.48% on December 31, 1999. The interest-rate increase negatively affected the portfolio's rate-sensitive sectors such as Treasury bonds and utility stocks.

Corporate bonds increased from 23.7% to 29.2% of the portfolio's total net assets during the period under review, resulting from a combination of solid performance and additional investment. Although this sector's total return was only slightly positive, we believe it performed well given the rise in Treasury bond rates. Several new portfolio purchases focused on the telecommunications sector, which we believe offered strong growth and attractive total return potential. Recent purchases included issues from PSINet Inc., Crown Castle International Corp., Level 3 Communications Inc., Microcell Telecommunications Inc., NEXTLINK Communications Inc., VoiceStream Wireless Corp., and Williams Communications Group Inc. In addition to telecommunications, we also initiated positions in the cable television sector, with new issues from Cablevision SA, Charter Communications Holdings LLC, and United Pan-Europe Communications NV.

The portfolio's foreign bonds bounced back during the year, as several developing countries made progress on economic and political reforms. For example, we believe the South Korean government's success with economic reforms allowed the country's growth to exceed expectations. We also feel the Brazilian government made great strides toward restoring economic growth, while Russia's recently elected parliament will likely be more supportive of the president than its predecessor, hopefully paving


For an explanation of performance calculations, please see page 38.

Average Annual Total Return - Class 2*
------------------------------------------------------------------------------------
1-Year                                                                    +0.84%

5-Year                                                                   +16.18%

10-Year                                                                  +11.42%

Since Inception (1/24/89)                                                +10.68%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

TOP FIVE STOCK HOLDINGS
Franklin Income Securities Fund
12/31/99

COMPANY                                                                   % OF TOTAL
INDUSTRY                                                                  NET ASSETS
------------------------------------------------------------------------------------
Philip Morris Cos. Inc.                                                      1.9%
Consumer Non-Durables

Florida Progress Corp.                                                       1.6%
Utilities

Texas Utilities Co.                                                          1.3%
Utilities

Entergy Corp.                                                                1.3%
Utilities

New England Electric System                                                  1.3%
Utilities


TOP FIVE BOND HOLDINGS
Franklin Income Securities Fund
12/31/99

                                                                          % OF TOTAL
ISSUER                                                                    NET ASSETS
------------------------------------------------------------------------------------
U.S. Treasury Bonds                                                          9.7%

Republic of Brazil                                                           5.7%

Republic of Argentina                                                        4.3%

Republic of Korea                                                            2.6%

Consoltex Group Inc.                                                         1.3%


the way for further political and economic reforms. Moreover, our new position in Turkey benefited from the country's progress toward eventually joining the European Union. We took advantage of regional market strength by trimming bond positions in Russia, Korea, Argentina and South Africa.

U.S. Treasury bonds suffered price declines based on strong domestic economic growth and the Federal Reserve Board's three interest-rate increases during the reporting period. Although we believe the lack of inflationary pressures should keep interest rates from rising significantly, we trimmed our U.S. government holdings to provide funds for other, more attractive investments.

The portfolio's equity sectors delivered mixed results during the past 12 months, with the fund's largest equity sector, utility stocks, performing poorly due to the rise in interest rates. We felt relative utility stock valuations and yields were very attractive at recent levels, and going forward believe the sector should benefit from future consolidation and industry deregulation. Energy stocks, for their part, rebounded in March after OPEC's announced production cuts pushed oil prices higher. We added to the portfolio's energy sector throughout the period with new convertible positions in Key Energy Services Inc., Parker Drilling Co., Newfield Financial Trust I and Kerr-McGee Corp. (convertible into Devon Energy Corp.). Real estate was another investment category that looked good to us, taking into account recent valuations that seemed attractive. After strong performance in the first part of the year, the sector languished amid concerns related to oversupply and rising interest rates. We sought to take advantage of this weakness by adding to the portfolio's existing real estate positions and initiating a position in Apartment Investment & Management Co. convertible preferred stock.

Finally, gold-related companies experienced volatility during the year, as the price of gold bullion ranged between $253 and $326 an ounce. Although the fund's gold positions delivered disappointing returns during the review period, our platinum sector holdings performed extremely well, with returns in excess of 100%.

Looking ahead, with the stock market apparently continuing to display an extreme divergence between growth- and value-oriented sectors, we remain committed to our value-oriented approach. We believe the portfolio is well diversified, and will continue to search for new investment opportunities across asset classes and industries.

[BAR GRAPH]

This graph compares the performance of Franklin Income Securities Fund -Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index, the Lipper Income Funds Objective Average and the Lipper Annuity Income Funds Objective Average from 1/1/90-12/31/99.

We are replacing the Lipper Income Funds Objective Average with the Lipper Annuity Income Funds Objective Average because the former is based on a peer group of mutual funds, while the latter is based on a peer group of annuity sub-accounts and better reflects the portfolio's performance.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges.
Index source is Standard & Poor's Micropal and Lipper, Inc.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                     Franklin Income   S&P 500     Lehman Brothers   Lipper Annuity   Lipper Income
                     Securities Fund                  Government/     Income Funds        Funds
                       - Class 1                     Corporate Bond    Objective        Objective
                                                         Index           Average         Average
                 --------------------------------------------------------------------------------
      01/01/1990          $10,000      $10,000           $10,000         $10,000         $10,000
      01/31/1990           $9,761       $9,329            $9,863          $9,692          $9,661
      02/28/1990           $9,661       $9,449            $9,885          $9,731          $9,704
      03/31/1990           $9,810       $9,700            $9,886          $9,820          $9,764
      04/30/1990           $9,604       $9,458            $9,795          $9,672          $9,529
      05/31/1990           $9,960      $10,380           $10,079         $10,133          $9,982
      06/30/1990          $10,119      $10,311           $10,241         $10,198         $10,047
      07/31/1990          $10,316      $10,278           $10,368         $10,229         $10,060
      08/31/1990           $9,745       $9,349           $10,218          $9,739          $9,542
      09/30/1990           $9,267       $8,893           $10,303          $9,451          $9,327
      10/31/1990           $8,855       $8,855           $10,439          $9,368          $9,308
      11/30/1990           $9,136       $9,427           $10,666          $9,715          $9,681
      12/31/1990           $9,258       $9,690           $10,827          $9,896          $9,866
      01/31/1991           $9,520      $10,113           $10,948         $10,203         $10,089
      02/28/1991          $10,456      $10,836           $11,043         $10,668         $10,593
      03/31/1991          $10,784      $11,098           $11,119         $10,846         $10,786
      04/30/1991          $11,177      $11,125           $11,247         $10,969         $10,892
      05/31/1991          $11,401      $11,604           $11,298         $11,220         $11,108
      06/30/1991          $11,424      $11,073           $11,286         $10,997         $10,856
      07/31/1991          $11,918      $11,589           $11,427         $11,383         $11,233
      08/31/1991          $12,119      $11,863           $11,690         $11,650         $11,520
      09/30/1991          $12,338      $11,665           $11,934         $11,672         $11,647
      10/31/1991          $12,682      $11,822           $12,040         $11,859         $11,839
      11/30/1991          $12,773      $11,345           $12,161         $11,661         $11,676
      12/31/1991          $12,843      $12,643           $12,571         $12,429         $12,345
      01/31/1992          $13,318      $12,408           $12,385         $12,433         $12,318
      02/29/1992          $13,631      $12,568           $12,450         $12,628         $12,487
      03/31/1992          $13,702      $12,323           $12,382         $12,470         $12,344
      04/30/1992          $13,854      $12,685           $12,456         $12,607         $12,560
      05/31/1992          $14,116      $12,747           $12,698         $12,783         $12,759
      06/30/1992          $14,234      $12,557           $12,883         $12,747         $12,699
      07/31/1992          $14,599      $13,071           $13,213         $13,104         $13,115
      08/31/1992          $14,589      $12,803           $13,330         $13,003         $13,038
      09/30/1992          $14,546      $12,953           $13,513         $13,134         $13,145
      10/31/1992          $14,395      $12,997           $13,306         $13,135         $13,065
      11/30/1992          $14,481      $13,439           $13,294         $13,398         $13,268
      12/31/1992          $14,664      $13,604           $13,523         $13,588         $13,486
      01/31/1993          $14,986      $13,718           $13,818         $13,836         $13,717
      02/28/1993          $15,287      $13,905           $14,105         $13,998         $14,005
      03/31/1993          $15,577      $14,198           $14,153         $14,264         $14,321
      04/30/1993          $15,706      $13,855           $14,262         $14,198         $14,291
      05/31/1993          $15,910      $14,225           $14,255         $14,422         $14,476
      06/30/1993          $16,212      $14,266           $14,579         $14,581         $14,652
      07/31/1993          $16,487      $14,209           $14,672         $14,668         $14,761
      08/31/1993          $16,751      $14,747           $15,009         $15,035         $15,147
      09/30/1993          $16,850      $14,634           $15,062         $15,091         $15,185
      10/31/1993          $17,147      $14,937           $15,124         $15,263         $15,264
      11/30/1993          $17,048      $14,795           $14,953         $15,083         $15,029
      12/31/1993          $17,389      $14,974           $15,018         $15,321         $15,214
      01/31/1994          $17,543      $15,483           $15,244         $15,663         $15,517
      02/28/1994          $17,301      $15,063           $14,911         $15,412         $15,132
      03/31/1994          $16,652      $14,407           $14,546         $14,899         $14,614
      04/30/1994          $16,619      $14,591           $14,425         $14,912         $14,682
      05/31/1994          $16,498      $14,830           $14,399         $14,932         $14,720
      06/30/1994          $16,369      $14,467           $14,366         $14,715         $14,542
      07/31/1994          $16,631      $14,941           $14,654         $15,033         $14,843
      08/31/1994          $16,847      $15,554           $14,659         $15,316         $15,114
      09/30/1994          $16,699      $15,174           $14,438         $15,063         $14,889
      10/31/1994          $16,743      $15,516           $14,422         $15,158         $14,926
      11/30/1994          $16,538      $14,951           $14,396         $14,829         $14,574
      12/31/1994          $16,299      $15,172           $14,491         $14,925         $14,625
      01/31/1995          $16,470      $15,565           $14,770         $15,085         $14,897
      02/28/1995          $16,754      $16,172           $15,112         $15,497         $15,278
      03/31/1995          $16,971      $16,650           $15,213         $15,746         $15,523
      04/30/1995          $17,461      $17,139           $15,426         $16,066         $15,821
      05/31/1995          $18,064      $17,825           $16,073         $16,662         $16,337
      06/30/1995          $18,266      $18,238           $16,201         $16,960         $16,513
      07/31/1995          $18,520      $18,844           $16,138         $17,294         $16,800
      08/31/1995          $18,702      $18,891           $16,345         $17,424         $16,955
      09/30/1995          $19,126      $19,688           $16,511         $17,748         $17,353
      10/31/1995          $19,114      $19,617           $16,754         $17,721         $17,255
      11/30/1995          $19,429      $20,478           $17,031         $18,202         $17,793
      12/31/1995          $19,950      $20,873           $17,281         $18,407         $18,127
      01/31/1996          $20,519      $21,583           $17,388         $18,770         $18,457
      02/29/1996          $20,180      $21,784           $17,020         $18,719         $18,417
      03/31/1996          $20,168      $21,993           $16,877         $18,798         $18,500
      04/30/1996          $20,083      $22,316           $16,760         $18,873         $18,570
      05/31/1996          $20,313      $22,892           $16,732         $19,045         $18,730
      06/30/1996          $20,755      $22,979           $16,954         $19,094         $18,848
      07/31/1996          $20,381      $21,963           $16,993         $18,638         $18,393
      08/31/1996          $20,691      $22,427           $16,951         $18,925         $18,706
      09/30/1996          $21,103      $23,689           $17,252         $19,555         $19,181
      10/31/1996          $21,465      $24,343           $17,654         $19,870         $19,532
      11/30/1996          $22,097      $26,184           $17,979         $20,727         $20,198
      12/31/1996          $22,200      $25,665           $17,780         $20,534         $20,099
      01/31/1997          $22,535      $27,269           $17,801         $21,047         $20,455
      02/28/1997          $22,884      $27,482           $17,838         $21,106         $20,568
      03/31/1997          $22,380      $26,352           $17,626         $20,671         $20,144
      04/30/1997          $22,458      $27,926           $17,883         $21,132         $20,432
      05/31/1997          $23,206      $29,626           $18,050         $21,880         $21,149
      06/30/1997          $23,673      $30,954           $18,266         $22,421         $21,682
      07/31/1997          $24,267      $33,417           $18,825         $23,484         $22,567
      08/31/1997          $24,126      $31,546           $18,614         $22,988         $22,201
      09/30/1997          $24,904      $33,275           $18,907         $23,724         $22,963
      10/31/1997          $24,480      $32,163           $19,209         $23,389         $22,712
      11/30/1997          $25,159      $33,653           $19,311         $23,738         $23,051
      12/31/1997          $25,994      $34,231           $19,514         $24,039         $23,438
      01/31/1998          $25,739      $34,611           $19,789         $24,212         $23,506
      02/28/1998          $26,135      $37,107           $19,749         $24,888         $24,138
      03/31/1998          $26,942      $39,007           $19,811         $25,445         $24,691
      04/30/1998          $26,602      $39,401           $19,910         $25,547         $24,743
      05/31/1998          $26,291      $38,723           $20,123         $25,460         $24,597
      06/30/1998          $26,326      $40,295           $20,328         $25,720         $24,776
      07/31/1998          $25,686      $39,864           $20,344         $25,481         $24,514
      08/31/1998          $24,312      $34,100           $20,741         $24,161         $23,004
      09/30/1998          $25,733      $36,285           $21,334         $25,002         $23,694
      10/31/1998          $25,827      $39,236           $21,183         $25,557         $24,161
      11/30/1998          $26,467      $41,613           $21,310         $26,178         $24,767
      12/31/1998          $26,420      $44,010           $21,363         $26,699         $25,240
      01/31/1999          $25,984      $45,850           $21,515         $26,955         $25,369
      02/28/1999          $25,220      $44,424           $21,003         $26,267         $24,882
      03/31/1999          $25,533      $46,201           $21,108         $26,722         $25,292
      04/30/1999          $26,891      $47,989           $21,160         $27,617         $26,124
      05/31/1999          $26,891      $46,856           $20,942         $27,338         $25,915
      06/30/1999          $26,891      $49,457           $20,877         $27,743         $26,273
      07/31/1999          $26,579      $47,914           $20,819         $27,402         $25,960
      08/31/1999          $26,651      $47,674           $20,802         $27,207         $25,701
      09/30/1999          $26,403      $46,368           $20,990         $26,908         $25,511
      10/31/1999          $26,438      $49,303           $21,044         $27,419         $25,960
      11/30/1999          $25,925      $50,304           $21,032         $27,548         $26,017
      12/31/1999          $25,941      $53,267           $20,903         $28,038         $26,519


[BAR GRAPH]

This graph compares the performance of Franklin Income Securities Fund -Class 2, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index, the Lipper Income Funds Objective Average and the Lipper Annuity Income Funds Objective Average from 1/1/90-12/31/99.*


                      Franklin       S&P 500     Lehman Brothers      Lipper       Lipper
                       Income                      Government/       Annuity       Income
                     Securities                   Corporate Bond      Income       Funds
                   Fund - Class 2                     Index           Funds       Average
                                                                     Average
                 -------------------------------------------------------------------------
      01/01/1990         $10,000     $10,000            $10,000      $10,000      $10,000
      01/31/1990          $9,761      $9,329             $9,863       $9,692       $9,661
      02/28/1990          $9,661      $9,449             $9,885       $9,731       $9,704
      03/31/1990          $9,810      $9,700             $9,886       $9,820       $9,764
      04/30/1990          $9,604      $9,458             $9,795       $9,672       $9,529
      05/31/1990          $9,960     $10,380            $10,079      $10,133       $9,982
      06/30/1990         $10,119     $10,311            $10,241      $10,198      $10,047
      07/31/1990         $10,316     $10,278            $10,368      $10,229      $10,060
      08/31/1990          $9,745      $9,349            $10,218       $9,739       $9,542
      09/30/1990          $9,267      $8,893            $10,303       $9,451       $9,327
      10/31/1990          $8,855      $8,855            $10,439       $9,368       $9,308
      11/30/1990          $9,136      $9,427            $10,666       $9,715       $9,681
      12/31/1990          $9,258      $9,690            $10,827       $9,896       $9,866
      01/31/1991          $9,520     $10,113            $10,948      $10,203      $10,089
      02/28/1991         $10,456     $10,836            $11,043      $10,668      $10,593
      03/31/1991         $10,784     $11,098            $11,119      $10,846      $10,786
      04/30/1991         $11,177     $11,125            $11,247      $10,969      $10,892
      05/31/1991         $11,401     $11,604            $11,298      $11,220      $11,108
      06/30/1991         $11,424     $11,073            $11,286      $10,997      $10,856
      07/31/1991         $11,918     $11,589            $11,427      $11,383      $11,233
      08/31/1991         $12,119     $11,863            $11,690      $11,650      $11,520
      09/30/1991         $12,338     $11,665            $11,934      $11,672      $11,647
      10/31/1991         $12,682     $11,822            $12,040      $11,859      $11,839
      11/30/1991         $12,773     $11,345            $12,161      $11,661      $11,676
      12/31/1991         $12,843     $12,643            $12,571      $12,429      $12,345
      01/31/1992         $13,318     $12,408            $12,385      $12,433      $12,318
      02/29/1992         $13,631     $12,568            $12,450      $12,628      $12,487
      03/31/1992         $13,702     $12,323            $12,382      $12,470      $12,344
      04/30/1992         $13,854     $12,685            $12,456      $12,607      $12,560
      05/31/1992         $14,116     $12,747            $12,698      $12,783      $12,759
      06/30/1992         $14,234     $12,557            $12,883      $12,747      $12,699
      07/31/1992         $14,599     $13,071            $13,213      $13,104      $13,115
      08/31/1992         $14,589     $12,803            $13,330      $13,003      $13,038
      09/30/1992         $14,546     $12,953            $13,513      $13,134      $13,145
      10/31/1992         $14,395     $12,997            $13,306      $13,135      $13,065
      11/30/1992         $14,481     $13,439            $13,294      $13,398      $13,268
      12/31/1992         $14,664     $13,604            $13,523      $13,588      $13,486
      01/31/1993         $14,986     $13,718            $13,818      $13,836      $13,717
      02/28/1993         $15,287     $13,905            $14,105      $13,998      $14,005
      03/31/1993         $15,577     $14,198            $14,153      $14,264      $14,321
      04/30/1993         $15,706     $13,855            $14,262      $14,198      $14,291
      05/31/1993         $15,910     $14,225            $14,255      $14,422      $14,476
      06/30/1993         $16,212     $14,266            $14,579      $14,581      $14,652
      07/31/1993         $16,487     $14,209            $14,672      $14,668      $14,761
      08/31/1993         $16,751     $14,747            $15,009      $15,035      $15,147
      09/30/1993         $16,850     $14,634            $15,062      $15,091      $15,185
      10/31/1993         $17,147     $14,937            $15,124      $15,263      $15,264
      11/30/1993         $17,048     $14,795            $14,953      $15,083      $15,029
      12/31/1993         $17,389     $14,974            $15,018      $15,321      $15,214
      01/31/1994         $17,543     $15,483            $15,244      $15,663      $15,517
      02/28/1994         $17,301     $15,063            $14,911      $15,412      $15,132
      03/31/1994         $16,652     $14,407            $14,546      $14,899      $14,614
      04/30/1994         $16,619     $14,591            $14,425      $14,912      $14,682
      05/31/1994         $16,498     $14,830            $14,399      $14,932      $14,720
      06/30/1994         $16,369     $14,467            $14,366      $14,715      $14,542
      07/31/1994         $16,631     $14,941            $14,654      $15,033      $14,843
      08/31/1994         $16,847     $15,554            $14,659      $15,316      $15,114
      09/30/1994         $16,699     $15,174            $14,438      $15,063      $14,889
      10/31/1994         $16,743     $15,516            $14,422      $15,158      $14,926
      11/30/1994         $16,538     $14,951            $14,396      $14,829      $14,574
      12/31/1994         $16,299     $15,172            $14,491      $14,925      $14,625
      01/31/1995         $16,470     $15,565            $14,770      $15,085      $14,897
      02/28/1995         $16,754     $16,172            $15,112      $15,497      $15,278
      03/31/1995         $16,971     $16,650            $15,213      $15,746      $15,523
      04/30/1995         $17,461     $17,139            $15,426      $16,066      $15,821
      05/31/1995         $18,064     $17,825            $16,073      $16,662      $16,337
      06/30/1995         $18,266     $18,238            $16,201      $16,960      $16,513
      07/31/1995         $18,520     $18,844            $16,138      $17,294      $16,800
      08/31/1995         $18,702     $18,891            $16,345      $17,424      $16,955
      09/30/1995         $19,126     $19,688            $16,511      $17,748      $17,353
      10/31/1995         $19,114     $19,617            $16,754      $17,721      $17,255
      11/30/1995         $19,429     $20,478            $17,031      $18,202      $17,793
      12/31/1995         $19,950     $20,873            $17,281      $18,407      $18,127
      01/31/1996         $20,519     $21,583            $17,388      $18,770      $18,457
      02/29/1996         $20,180     $21,784            $17,020      $18,719      $18,417
      03/31/1996         $20,168     $21,993            $16,877      $18,798      $18,500
      04/30/1996         $20,083     $22,316            $16,760      $18,873      $18,570
      05/31/1996         $20,313     $22,892            $16,732      $19,045      $18,730
      06/30/1996         $20,755     $22,979            $16,954      $19,094      $18,848
      07/31/1996         $20,381     $21,963            $16,993      $18,638      $18,393
      08/31/1996         $20,691     $22,427            $16,951      $18,925      $18,706
      09/30/1996         $21,103     $23,689            $17,252      $19,555      $19,181
      10/31/1996         $21,465     $24,343            $17,654      $19,870      $19,532
      11/30/1996         $22,097     $26,184            $17,979      $20,727      $20,198
      12/31/1996         $22,200     $25,665            $17,780      $20,534      $20,099
      01/31/1997         $22,535     $27,269            $17,801      $21,047      $20,455
      02/28/1997         $22,884     $27,482            $17,838      $21,106      $20,568
      03/31/1997         $22,380     $26,352            $17,626      $20,671      $20,144
      04/30/1997         $22,458     $27,926            $17,883      $21,132      $20,432
      05/31/1997         $23,206     $29,626            $18,050      $21,880      $21,149
      06/30/1997         $23,673     $30,954            $18,266      $22,421      $21,682
      07/31/1997         $24,267     $33,417            $18,825      $23,484      $22,567
      08/31/1997         $24,126     $31,546            $18,614      $22,988      $22,201
      09/30/1997         $24,904     $33,275            $18,907      $23,724      $22,963
      10/31/1997         $24,480     $32,163            $19,209      $23,389      $22,712
      11/30/1997         $25,159     $33,653            $19,311      $23,738      $23,051
      12/31/1997         $25,994     $34,231            $19,514      $24,039      $23,438
      01/31/1998         $25,739     $34,611            $19,789      $24,212      $23,506
      02/28/1998         $26,135     $37,107            $19,749      $24,888      $24,138
      03/31/1998         $26,942     $39,007            $19,811      $25,445      $24,691
      04/30/1998         $26,602     $39,401            $19,910      $25,547      $24,743
      05/31/1998         $26,291     $38,723            $20,123      $25,460      $24,597
      06/30/1998         $26,326     $40,295            $20,328      $25,720      $24,776
      07/31/1998         $25,686     $39,864            $20,344      $25,481      $24,514
      08/31/1998         $24,312     $34,100            $20,741      $24,161      $23,004
      09/30/1998         $25,733     $36,285            $21,334      $25,002      $23,694
      10/31/1998         $25,827     $39,236            $21,183      $25,557      $24,161
      11/30/1998         $26,467     $41,613            $21,310      $26,178      $24,767
      12/31/1998         $26,420     $44,010            $21,363      $26,699      $25,240
      01/31/1999         $25,968     $45,850            $21,515      $26,955      $25,369
      02/28/1999         $25,202     $44,424            $21,003      $26,267      $24,882
      03/31/1999         $25,515     $46,201            $21,108      $26,722      $25,292
      04/30/1999         $26,872     $47,989            $21,160      $27,617      $26,124
      05/31/1999         $26,856     $46,856            $20,942      $27,338      $25,915
      06/30/1999         $26,856     $49,457            $20,877      $27,743      $26,273
      07/31/1999         $26,544     $47,914            $20,819      $27,402      $25,960
      08/31/1999         $26,598     $47,674            $20,802      $27,207      $25,701
      09/30/1999         $26,332     $46,368            $20,990      $26,908      $25,511
      10/31/1999         $26,366     $49,303            $21,044      $27,419      $25,960
      11/30/1999         $25,854     $50,304            $21,032      $27,548      $26,017
      12/31/1999         $25,874     $53,267            $20,903      $28,038      $26,519

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN REAL ESTATE FUND

During the year under review, real estate securities turned in a weak overall performance. Investor concerns about a slowdown in real estate investment trusts' (REITs') cash-flow growth rate and a lack of investor interest in value stocks in general apparently weighed on the group. For the 12 months ended December 31, 1999, the Wilshire Real Estate Securities Index, the fund's benchmark and a good indicator of real estate securities' performance, declined 3.2%, compared with a 21.0% gain for the Standard & Poor's 500 (S&P 500) Index. On the bright side, as a result of their lower stock prices, REITs were trading at what we considered the most attractive valuations seen in the last several years.

The diversified property sector, which includes REITs that have investments across a number of property types, represented the portfolio's largest weighting, with 23.3% of total net assets on December 31, 1999. During the year, the fund initiated a position in Reckson Associates Realty Corp., a REIT that owns and manages office, industrial


We are replacing the Lipper Income Funds Objective Average with the Lipper Annuity Income Funds Objective Average because the former is based on a peer group of mutual funds, while the latter is based on a peer group of annuity sub-accounts and better reflects the portfolio's performance.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Indexes' sources are Standard & Poor's Micropal and Lipper, Inc.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -1.82%

5-Year                                                                    +9.74%

10-Year                                                                  +10.00%

Since Inception (1/24/89)                                                 +9.97%


Average Annual Total Return - Class 2*

--------------------------------------------------------------------------------
1-Year                                                                    -2.07%

5-Year                                                                    +9.68%

10-Year                                                                   +9.97%

Since Inception (1/24/89)                                                 +9.95%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

TOP 10 HOLDINGS
Franklin Real Estate Fund
12/31/99

SECURITY                                                                 % OF TOTAL
SECURITY TYPE                                                            NET ASSETS
------------------------------------------------------------------------------------
Equity Office Properties Trust                                              5.7%
Equity REIT - Office

Equity Residential
Properties Trust                                                            4.7%
Equity REIT - Apartments

Apartment Investment &
Management Co.                                                              4.3%
Equity REIT - Apartments

Security Capital Group Inc.                                                 4.1%
Diversified Property Type

Starwood Hotels & Resorts
Worldwide Inc.                                                              4.0%
Hotels

MeriStar Hospitality Corp.                                                  3.9%
Equity REIT - Hotels

Public Storage Inc.                                                         3.8%
Equity REIT - Storage

Glenborough Realty Trust Inc.                                               3.6%
Equity REIT -
Diversified Property Type

Liberty Property Trust                                                      3.6%
Equity REIT -
Diversified Property Type

Prologis Trust                                                              3.3%
Equity REIT - Industrial


and retail properties in the northeast U.S. Reckson's exposure to supply-constrained markets such as New York should enable the company to sustain robust internal growth going forward.

Given what appeared to be reduced domestic economic risk over the near term, we believed that office stocks represented an attractive combination of low valuations and favorable supply and demand fundamentals. Accordingly, this sector represented the second-largest property-type weighting at the period's end, with 21.4% of total net assets. During the 12 months under review, the portfolio initiated a position in CarrAmerica Realty Corp., a national, suburban office REIT. We believe the company has strong growth opportunities coming from internal growth, a healthy development pipeline and an expanding executive suites business.

With 15.6% of total net assets, the apartment sector was the third-largest property sector at the end of the period under review. This sector was the best-performing property type during the year apparently due to investor expectations of continued, stable cash-flow growth and the balanced supply and demand environment for apartments. During the past year, we made some changes to the apartment group. We reduced our exposure to southern U.S.-based apartments where we were concerned about excess building potentially leading to oversupply. As a result, we sold our positions in Gables Residential Trust and Post Properties Inc. In this same sector, we added a new apartment position, Apartment Investment & Management Co. (AIMCO). AIMCO is the country's largest apartment owner and operator with approximately 400,000 units in 49 states, and we believe it offers significant growth prospects for the next several years.

Looking ahead, we expect real estate industry fundamentals to continue to benefit from an environment of supply and demand balance and relatively low interest rates. In addition, earnings growth going into 2000, while leveling off, does appear solid to us given continued rent growth and selective development opportunities. Overall, we are optimistic about the prospects for investing in real estate securities because they appear to possess a combination of strong fundamentals, favorable valuations and attractive growth opportunities. We believe this sector should once again attract investors given such companies' earnings visibility and underlying asset values.

TOTAL RETURN INDEX COMPARISON
Franklin Real Estate Fund - Class 1
$10,000 Investment (1/1/90 - 12/31/99)
[Bar Graph]

This graph compares the performance of Franklin Real Estate Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index and Wilshire Real Estate Securities Index from 1/1/90 -12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges.
Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                  Franklin Real Estate            S&P 500                  Wilshire Real
                               Securities Fund - Class 1                                      Estate
                                                                                            Securities
                                                                                               Index
                  ------------------------------------------------------------------------------------
       01/01/1990                      $10,000                    $10,000                     $10,000
       01/31/1990      -2.96%           $9,704      -6.71%         $9,329      -4.71%          $9,529
       02/28/1990      -0.20%           $9,685       1.29%         $9,449      -0.04%          $9,525
       03/31/1990       0.98%           $9,780       2.65%         $9,700      -0.23%          $9,503
       04/30/1990      -1.39%           $9,644      -2.49%         $9,458      -1.94%          $9,319
       05/31/1990       0.70%           $9,712       9.75%        $10,380      -0.44%          $9,278
       06/30/1990       0.80%           $9,789      -0.67%        $10,311       0.19%          $9,296
       07/31/1990      -1.19%           $9,673      -0.32%        $10,278      -3.83%          $8,940
       08/31/1990      -7.01%           $8,995      -9.04%         $9,349     -11.68%          $7,895
       09/30/1990      -6.57%           $8,405      -4.87%         $8,893     -11.59%          $6,980
       10/31/1990      -2.76%           $8,172      -0.43%         $8,855      -7.20%          $6,478
       11/30/1990       6.28%           $8,685       6.46%         $9,427       4.07%          $6,741
       12/31/1990       1.34%           $8,802       2.79%         $9,690      -1.29%          $6,654
       01/31/1991      10.12%           $9,692       4.36%        $10,113       9.73%          $7,302
       02/28/1991       2.20%           $9,905       7.15%        $10,836       5.88%          $7,731
       03/31/1991       6.74%          $10,574       2.42%        $11,098       8.91%          $8,420
       04/30/1991       1.74%          $10,758       0.24%        $11,125      -0.81%          $8,352
       05/31/1991       1.17%          $10,883       4.31%        $11,604       1.55%          $8,481
       06/30/1991      -2.72%          $10,588      -4.58%        $11,073      -4.93%          $8,063
       07/31/1991       1.24%          $10,719       4.66%        $11,589      -0.42%          $8,029
       08/31/1991      -0.38%          $10,678       2.37%        $11,863      -1.21%          $7,932
       09/30/1991       1.98%          $10,890      -1.67%        $11,665      -1.14%          $7,842
       10/31/1991      -1.30%          $10,749       1.34%        $11,822      -2.25%          $7,665
       11/30/1991      -0.75%          $10,668      -4.03%        $11,345      -3.32%          $7,411
       12/31/1991       6.52%          $11,364      11.44%        $12,643       7.78%          $7,987
       01/31/1992       9.05%          $12,393      -1.86%        $12,408       4.71%          $8,364
       02/29/1992      -2.77%          $12,050       1.29%        $12,568      -0.25%          $8,343
       03/31/1992      -1.84%          $11,828      -1.95%        $12,323      -2.16%          $8,162
       04/30/1992      -1.45%          $11,656       2.94%        $12,685      -1.66%          $8,027
       05/31/1992       2.34%          $11,929       0.49%        $12,747       0.40%          $8,059
       06/30/1992      -0.89%          $11,822      -1.49%        $12,557      -3.01%          $7,817
       07/31/1992       4.01%          $12,296       4.09%        $13,071       0.37%          $7,845
       08/31/1992      -1.09%          $12,162      -2.05%        $12,803      -1.51%          $7,727
       09/30/1992       1.44%          $12,337       1.17%        $12,953       3.80%          $8,021
       10/31/1992       1.59%          $12,533       0.34%        $12,997       1.07%          $8,106
       11/30/1992       1.15%          $12,677       3.40%        $13,439       0.86%          $8,176
       12/31/1992       3.90%          $13,171       1.23%        $13,604       4.92%          $8,578
       01/31/1993       4.07%          $13,707       0.84%        $13,718       6.95%          $9,175
       02/28/1993       3.61%          $14,201       1.36%        $13,905       4.84%          $9,619
       03/31/1993       6.53%          $15,128       2.11%        $14,198       6.71%         $10,264
       04/30/1993      -3.95%          $14,531      -2.42%        $13,855      -5.67%          $9,682
       05/31/1993      -0.85%          $14,407       2.67%        $14,225      -1.57%          $9,530
       06/30/1993       3.45%          $14,904       0.29%        $14,266       2.62%          $9,780
       07/31/1993       1.96%          $15,196      -0.40%        $14,209       2.03%          $9,978
       08/31/1993       2.67%          $15,602       3.79%        $14,747       2.08%         $10,186
       09/30/1993       5.14%          $16,405      -0.77%        $14,634       4.53%         $10,647
       10/31/1993      -0.70%          $16,290       2.07%        $14,937      -2.81%         $10,348
       11/30/1993      -6.21%          $15,279      -0.95%        $14,795      -4.36%          $9,897
       12/31/1993       2.59%          $15,675       1.21%        $14,974      -0.12%          $9,885
       01/31/1994       1.80%          $15,957       3.40%        $15,483       3.00%         $10,182
       02/28/1994       4.11%          $16,613      -2.71%        $15,063       4.09%         $10,598
       03/31/1994      -3.51%          $16,030      -4.36%        $14,407      -4.63%         $10,107
       04/30/1994       1.63%          $16,290       1.28%        $14,591       1.12%         $10,221
       05/31/1994       1.54%          $16,540       1.64%        $14,830       2.08%         $10,433
       06/30/1994      -2.13%          $16,188      -2.45%        $14,467      -1.97%         $10,228
       07/31/1994      -0.20%          $16,156       3.28%        $14,941       0.23%         $10,251
       08/31/1994      -0.33%          $16,103       4.10%        $15,554      -0.07%         $10,244
       09/30/1994      -1.64%          $15,840      -2.44%        $15,174      -1.67%         $10,073
       10/31/1994      -3.56%          $15,276       2.25%        $15,516      -3.66%          $9,704
       11/30/1994      -3.59%          $14,728      -3.64%        $14,951      -3.91%          $9,325
       12/31/1994       9.51%          $16,129       1.48%        $15,172       7.75%         $10,047
       01/31/1995      -3.66%          $15,539       2.59%        $15,565      -3.23%          $9,723
       02/28/1995       1.76%          $15,813       3.90%        $16,172       3.13%         $10,027
       03/31/1995       0.73%          $15,929       2.95%        $16,650       0.58%         $10,085
       04/30/1995      -0.26%          $15,887       2.94%        $17,139      -0.72%         $10,013
       05/31/1995       4.05%          $16,529       4.00%        $17,825       3.31%         $10,344
       06/30/1995       1.69%          $16,809       2.32%        $18,238       1.74%         $10,524
       07/31/1995       2.07%          $17,158       3.32%        $18,844       1.61%         $10,694
       08/31/1995       2.16%          $17,528       0.25%        $18,891       1.22%         $10,824
       09/30/1995       2.86%          $18,029       4.22%        $19,688       1.84%         $11,023
       10/31/1995      -2.05%          $17,659      -0.36%        $19,617      -3.10%         $10,682
       11/30/1995       1.67%          $17,953       4.39%        $20,478       1.04%         $10,793
       12/31/1995       5.58%          $18,955       1.93%        $20,873       5.80%         $11,419
       01/31/1996       2.24%          $19,380       3.40%        $21,583       1.38%         $11,576
       02/29/1996       1.29%          $19,631       0.93%        $21,784       1.98%         $11,805
       03/31/1996       0.11%          $19,653       0.96%        $21,993       0.81%         $11,901
       04/30/1996       0.28%          $19,707       1.47%        $22,316       0.45%         $11,955
       05/31/1996       1.99%          $20,099       2.58%        $22,892       2.23%         $12,221
       06/30/1996       1.08%          $20,316       0.38%        $22,979       2.00%         $12,466
       07/31/1996      -0.78%          $20,157      -4.42%        $21,963      -0.89%         $12,355
       08/31/1996       4.79%          $21,121       2.11%        $22,427       4.25%         $12,880
       09/30/1996       3.16%          $21,789       5.63%        $23,689       2.50%         $13,202
       10/31/1996       1.98%          $22,221       2.76%        $24,343       2.71%         $13,559
       11/30/1996       3.27%          $22,949       7.56%        $26,184       4.15%         $14,122
       12/31/1996       9.71%          $25,176      -1.98%        $25,665      10.67%         $15,629
       01/31/1997       1.26%          $25,495       6.25%        $27,269       1.43%         $15,852
       02/28/1997      -0.13%          $25,461       0.78%        $27,482       0.06%         $15,862
       03/31/1997       0.76%          $25,654      -4.11%        $26,352       0.34%         $15,916
       04/30/1997      -2.57%          $24,995       5.97%        $27,926      -3.23%         $15,402
       05/31/1997       3.64%          $25,904       6.09%        $29,626       2.98%         $15,861
       06/30/1997       4.57%          $27,088       4.48%        $30,954       4.96%         $16,647
       07/31/1997       2.72%          $27,824       7.96%        $33,417       3.29%         $17,195
       08/31/1997      -0.13%          $27,788      -5.60%        $31,546      -0.74%         $17,068
       09/30/1997       9.74%          $30,494       5.48%        $33,275       9.86%         $18,751
       10/31/1997      -3.74%          $29,355      -3.34%        $32,163      -4.25%         $17,954
       11/30/1997       1.78%          $29,877       4.63%        $33,653       2.01%         $18,315
       12/31/1997       1.71%          $30,388       1.72%        $34,231       2.23%         $18,723
       01/31/1998      -1.09%          $30,055       1.11%        $34,611      -1.41%         $18,459
       02/28/1998      -0.51%          $29,901       7.21%        $37,107      -1.28%         $18,223
       03/31/1998       2.14%          $30,542       5.12%        $39,007       1.97%         $18,582
       04/30/1998      -2.72%          $29,711       1.01%        $39,401      -3.15%         $17,997
       05/31/1998      -1.00%          $29,414      -1.72%        $38,723      -0.96%         $17,824
       06/30/1998      -1.34%          $29,019       4.06%        $40,295      -0.53%         $17,729
       07/31/1998      -6.91%          $27,015      -1.07%        $39,864      -6.96%         $16,495
       08/31/1998     -10.52%          $24,174     -14.46%        $34,100     -10.39%         $14,782
       09/30/1998       5.35%          $25,468       6.41%        $36,285       5.60%         $15,609
       10/31/1998      -1.59%          $25,062       8.13%        $39,236      -1.37%         $15,395
       11/30/1998       1.47%          $25,430       6.06%        $41,613       1.88%         $15,685
       12/31/1998      -0.60%          $25,278       5.76%        $44,010      -1.43%         $15,461
       01/31/1999      -3.16%          $24,479       4.18%        $45,850      -2.17%         $15,125
       02/28/1999      -1.40%          $24,136      -3.11%        $44,424      -0.79%         $15,006
       03/31/1999      -0.11%          $24,110       4.00%        $46,201      -0.60%         $14,916
       04/30/1999      11.10%          $26,786       3.87%        $47,989      10.66%         $16,506
       05/31/1999       1.37%          $27,153      -2.36%        $46,856       1.69%         $16,785
       06/30/1999      -1.77%          $26,672       5.55%        $49,457      -1.70%         $16,499
       07/31/1999      -4.67%          $25,427      -3.12%        $47,914      -3.83%         $15,867
       08/31/1999      -1.94%          $24,933      -0.50%        $47,674      -1.50%         $15,629
       09/30/1999      -4.08%          $23,916      -2.74%        $46,368      -4.51%         $14,924
       10/31/1999      -2.59%          $23,297       6.33%        $49,303      -1.86%         $14,647
       11/30/1999      -2.12%          $22,803       2.03%        $50,304      -1.52%         $14,424
       12/31/1999       4.04%          $23,725       5.89%        $53,267       3.76%         $14,967




TOTAL RETURN INDEX COMPARISON
Franklin Real Estate Fund - Class 2*
$10,000 Investment (1/1/90 - 12/31/99)
[Bar Graph]


This graph compares the performance of Franklin Real Estate Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index and Wilshire Real Estate Securities Index from 1/1/90 -12/31/99.*


                                     Franklin Real Estate             S&P 500                 Wilshire Real
                                  Securities Fund - Class 2                                       Estate
                                                                                                Securities
                                                                                                  Index
                         -----------------------------------------------------------------------------------
          01/01/1990                     $10,000                      $10,000                    $10,000
          01/31/1990      -2.96%          $9,704       -6.71%          $9,329      -4.71%         $9,529
          02/28/1990      -0.20%          $9,685        1.29%          $9,449      -0.04%         $9,525
          03/31/1990       0.98%          $9,780        2.65%          $9,700      -0.23%         $9,503
          04/30/1990      -1.39%          $9,644       -2.49%          $9,458      -1.94%         $9,319
          05/31/1990       0.70%          $9,712        9.75%         $10,380      -0.44%         $9,278
          06/30/1990       0.80%          $9,789       -0.67%         $10,311       0.19%         $9,296
          07/31/1990      -1.19%          $9,673       -0.32%         $10,278      -3.83%         $8,940
          08/31/1990      -7.01%          $8,995       -9.04%          $9,349     -11.68%         $7,895
          09/30/1990      -6.57%          $8,405       -4.87%          $8,893     -11.59%         $6,980
          10/31/1990      -2.76%          $8,172       -0.43%          $8,855      -7.20%         $6,478
          11/30/1990       6.28%          $8,685        6.46%          $9,427       4.07%         $6,741
          12/31/1990       1.34%          $8,802        2.79%          $9,690      -1.29%         $6,654
          01/31/1991      10.12%          $9,692        4.36%         $10,113       9.73%         $7,302
          02/28/1991       2.20%          $9,905        7.15%         $10,836       5.88%         $7,731
          03/31/1991       6.74%         $10,574        2.42%         $11,098       8.91%         $8,420
          04/30/1991       1.74%         $10,758        0.24%         $11,125      -0.81%         $8,352
          05/31/1991       1.17%         $10,883        4.31%         $11,604       1.55%         $8,481
          06/30/1991      -2.72%         $10,588       -4.58%         $11,073      -4.93%         $8,063
          07/31/1991       1.24%         $10,719        4.66%         $11,589      -0.42%         $8,029
          08/31/1991      -0.38%         $10,678        2.37%         $11,863      -1.21%         $7,932
          09/30/1991       1.98%         $10,890       -1.67%         $11,665      -1.14%         $7,842
          10/31/1991      -1.30%         $10,749        1.34%         $11,822      -2.25%         $7,665
          11/30/1991      -0.75%         $10,668       -4.03%         $11,345      -3.32%         $7,411
          12/31/1991       6.52%         $11,364       11.44%         $12,643       7.78%         $7,987
          01/31/1992       9.05%         $12,393       -1.86%         $12,408       4.71%         $8,364
          02/29/1992      -2.77%         $12,050        1.29%         $12,568      -0.25%         $8,343
          03/31/1992      -1.84%         $11,828       -1.95%         $12,323      -2.16%         $8,162
          04/30/1992      -1.45%         $11,656        2.94%         $12,685      -1.66%         $8,027
          05/31/1992       2.34%         $11,929        0.49%         $12,747       0.40%         $8,059
          06/30/1992      -0.89%         $11,822       -1.49%         $12,557      -3.01%         $7,817
          07/31/1992       4.01%         $12,296        4.09%         $13,071       0.37%         $7,845
          08/31/1992      -1.09%         $12,162       -2.05%         $12,803      -1.51%         $7,727
          09/30/1992       1.44%         $12,337        1.17%         $12,953       3.80%         $8,021
          10/31/1992       1.59%         $12,533        0.34%         $12,997       1.07%         $8,106
          11/30/1992       1.15%         $12,677        3.40%         $13,439       0.86%         $8,176
          12/31/1992       3.90%         $13,171        1.23%         $13,604       4.92%         $8,578
          01/31/1993       4.07%         $13,707        0.84%         $13,718       6.95%         $9,175
          02/28/1993       3.61%         $14,201        1.36%         $13,905       4.84%         $9,619
          03/31/1993       6.53%         $15,128        2.11%         $14,198       6.71%        $10,264
          04/30/1993      -3.95%         $14,531       -2.42%         $13,855      -5.67%         $9,682
          05/31/1993      -0.85%         $14,407        2.67%         $14,225      -1.57%         $9,530
          06/30/1993       3.45%         $14,904        0.29%         $14,266       2.62%         $9,780
          07/31/1993       1.96%         $15,196       -0.40%         $14,209       2.03%         $9,978
          08/31/1993       2.67%         $15,602        3.79%         $14,747       2.08%        $10,186
          09/30/1993       5.14%         $16,405       -0.77%         $14,634       4.53%        $10,647
          10/31/1993      -0.70%         $16,290        2.07%         $14,937      -2.81%        $10,348
          11/30/1993      -6.21%         $15,279       -0.95%         $14,795      -4.36%         $9,897
          12/31/1993       2.59%         $15,675        1.21%         $14,974      -0.12%         $9,885
          01/31/1994       1.80%         $15,957        3.40%         $15,483       3.00%        $10,182
          02/28/1994       4.11%         $16,613       -2.71%         $15,063       4.09%        $10,598
          03/31/1994      -3.51%         $16,030       -4.36%         $14,407      -4.63%        $10,107
          04/30/1994       1.63%         $16,290        1.28%         $14,591       1.12%        $10,221
          05/31/1994       1.54%         $16,540        1.64%         $14,830       2.08%        $10,433
          06/30/1994      -2.13%         $16,188       -2.45%         $14,467      -1.97%        $10,228
          07/31/1994      -0.20%         $16,156        3.28%         $14,941       0.23%        $10,251
          08/31/1994      -0.33%         $16,103        4.10%         $15,554      -0.07%        $10,244
          09/30/1994      -1.64%         $15,840       -2.44%         $15,174      -1.67%        $10,073
          10/31/1994      -3.56%         $15,276        2.25%         $15,516      -3.66%         $9,704
          11/30/1994      -3.59%         $14,728       -3.64%         $14,951      -3.91%         $9,325
          12/31/1994       9.51%         $16,129        1.48%         $15,172       7.75%        $10,047
          01/31/1995      -3.66%         $15,539        2.59%         $15,565      -3.23%         $9,723
          02/28/1995       1.76%         $15,813        3.90%         $16,172       3.13%        $10,027
          03/31/1995       0.73%         $15,929        2.95%         $16,650       0.58%        $10,085
          04/30/1995      -0.26%         $15,887        2.94%         $17,139      -0.72%        $10,013
          05/31/1995       4.05%         $16,529        4.00%         $17,825       3.31%        $10,344
          06/30/1995       1.69%         $16,809        2.32%         $18,238       1.74%        $10,524
          07/31/1995       2.07%         $17,158        3.32%         $18,844       1.61%        $10,694
          08/31/1995       2.16%         $17,528        0.25%         $18,891       1.22%        $10,824
          09/30/1995       2.86%         $18,029        4.22%         $19,688       1.84%        $11,023
          10/31/1995      -2.05%         $17,659       -0.36%         $19,617      -3.10%        $10,682
          11/30/1995       1.67%         $17,953        4.39%         $20,478       1.04%        $10,793
          12/31/1995       5.58%         $18,955        1.93%         $20,873       5.80%        $11,419
          01/31/1996       2.24%         $19,380        3.40%         $21,583       1.38%        $11,576
          02/29/1996       1.29%         $19,631        0.93%         $21,784       1.98%        $11,805
          03/31/1996       0.11%         $19,653        0.96%         $21,993       0.81%        $11,901
          04/30/1996       0.28%         $19,707        1.47%         $22,316       0.45%        $11,955
          05/31/1996       1.99%         $20,099        2.58%         $22,892       2.23%        $12,221
          06/30/1996       1.08%         $20,316        0.38%         $22,979       2.00%        $12,466
          07/31/1996      -0.78%         $20,157       -4.42%         $21,963      -0.89%        $12,355
          08/31/1996       4.79%         $21,121        2.11%         $22,427       4.25%        $12,880
          09/30/1996       3.16%         $21,789        5.63%         $23,689       2.50%        $13,202
          10/31/1996       1.98%         $22,221        2.76%         $24,343       2.71%        $13,559
          11/30/1996       3.27%         $22,949        7.56%         $26,184       4.15%        $14,122
          12/31/1996       9.71%         $25,176       -1.98%         $25,665      10.67%        $15,629
          01/31/1997       1.26%         $25,495        6.25%         $27,269       1.43%        $15,852
          02/28/1997      -0.13%         $25,461        0.78%         $27,482       0.06%        $15,862
          03/31/1997       0.76%         $25,654       -4.11%         $26,352       0.34%        $15,916
          04/30/1997      -2.57%         $24,995        5.97%         $27,926      -3.23%        $15,402
          05/31/1997       3.64%         $25,904        6.09%         $29,626       2.98%        $15,861
          06/30/1997       4.57%         $27,088        4.48%         $30,954       4.96%        $16,647
          07/31/1997       2.72%         $27,824        7.96%         $33,417       3.29%        $17,195
          08/31/1997      -0.13%         $27,788       -5.60%         $31,546      -0.74%        $17,068
          09/30/1997       9.74%         $30,494        5.48%         $33,275       9.86%        $18,751
          10/31/1997      -3.74%         $29,355       -3.34%         $32,163      -4.25%        $17,954
          11/30/1997       1.78%         $29,877        4.63%         $33,653       2.01%        $18,315
          12/31/1997       1.71%         $30,388        1.72%         $34,231       2.23%        $18,723
          01/31/1998      -1.09%         $30,055        1.11%         $34,611      -1.41%        $18,459
          02/28/1998      -0.51%         $29,901        7.21%         $37,107      -1.28%        $18,223
          03/31/1998       2.14%         $30,542        5.12%         $39,007       1.97%        $18,582
          04/30/1998      -2.72%         $29,711        1.01%         $39,401      -3.15%        $17,997
          05/31/1998      -1.00%         $29,414       -1.72%         $38,723      -0.96%        $17,824
          06/30/1998      -1.34%         $29,019        4.06%         $40,295      -0.53%        $17,729
          07/31/1998      -6.91%         $27,015       -1.07%         $39,864      -6.96%        $16,495
          08/31/1998     -10.52%         $24,174      -14.46%         $34,100     -10.39%        $14,782
          09/30/1998       5.35%         $25,468        6.41%         $36,285       5.60%        $15,609
          10/31/1998      -1.59%         $25,062        8.13%         $39,236      -1.37%        $15,395
          11/30/1998       1.47%         $25,430        6.06%         $41,613       1.88%        $15,685
          12/31/1998      -0.60%         $25,278        5.76%         $44,010      -1.43%        $15,461
          01/31/1999      -3.21%         $24,466        4.18%         $45,850      -2.17%        $15,125
          02/28/1999      -1.40%         $24,124       -3.11%         $44,424      -0.79%        $15,006
          03/31/1999      -0.16%         $24,085        4.00%         $46,201      -0.60%        $14,916
          04/30/1999      11.11%         $26,761        3.87%         $47,989      10.66%        $16,506
          05/31/1999       1.33%         $27,117       -2.36%         $46,856       1.69%        $16,785
          06/30/1999      -1.78%         $26,634        5.55%         $49,457      -1.70%        $16,499
          07/31/1999      -4.68%         $25,388       -3.12%         $47,914      -3.83%        $15,867
          08/31/1999      -2.01%         $24,877       -0.50%         $47,674      -1.50%        $15,629
          09/30/1999      -4.09%         $23,860       -2.74%         $46,368      -4.51%        $14,924
          10/31/1999      -2.60%         $23,240        6.33%         $49,303      -1.86%        $14,647
          11/30/1999      -2.12%         $22,747        2.03%         $50,304      -1.52%        $14,424
          12/31/1999       4.06%         $23,670        5.89%         $53,267       3.76%        $14,967




*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN RISING DIVIDENDS SECURITIES FUND

During the year ended December 31, 1999, the domestic economy exhibited solid growth with only modest inflation. We believe that deflationary fears, prevalent during the first few months of the reporting period, almost completely disappeared. The Federal Reserve Board (the Fed) apparently grew increasingly concerned that the strengthening economy would accelerate inflation. The Fed reversed last year's cuts in the federal funds target rate, raising it to 5.50% during the period. U.S. Treasury bond yields rose steadily during the portfolio's fiscal year, and the 30-year Treasury hit a two-year high of 6.49% on December 23, 1999.

The stock market continued to be characterized by the strength of a small number of stocks, particularly technology issues, while most other equities lagged far behind the major indexes. After struggling early in 1999, the average stock's performance rose in the spring as investors apparently became more confident of a global economic recovery. When the Fed increased the federal funds target rate during the summer, the broader market once again faltered. As a result, the best-performing stocks over the past year tended to be technology stocks that were considered to have exciting


PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -6.14%

5-Year                                                                    +8.02%

10-Year                                                                   +9.02%

Since Inception (1/24/89)                                                 +8.69%



Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                    -6.36%

5-Year                                                                    +7.97%

10-Year                                                                   +9.00%

Since Inception (1/24/89)                                                 +8.66%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

TOP 10 STOCK HOLDINGS
Franklin Rising Dividends
Securities Fund
12/31/99

COMPANY                                                                 % OF TOTAL
INDUSTRY                                                                NET ASSETS
------------------------------------------------------------------------------------
Family Dollar Stores Inc.                                                   5.6%
Retail Trade

West Pharmaceutical
Services Inc.                                                               5.0%
Health Technology

Cohu Inc.                                                                   4.6%
Electronic Technology

Leggett & Platt Inc.                                                        4.2%
Consumer Durables

Pall Corp.                                                                  3.5%
Process Industries

Reynolds & Reynolds Co.                                                     3.2%
Technology Services

Alberto-Culver Co.                                                          3.1%
Consumer Non-Durables

National Commerce Bancorp                                                   3.0%
Finance

Bemis Co. Inc.                                                              2.7%
Process Industries

Kaydon Corp.                                                                2.7%
Producer Manufacturing


growth prospects and certain commodity-related stocks that reacted positively to stronger commodity prices.

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We select securities that have had consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

In their enthusiasm for technology stocks in 1999, investors generally overlooked or even punished a number of solid, small- and mid-sized companies in other sectors, despite favorable operating results. Many of these companies' valuations are modest by historical standards and exceptionally low relative to the Standard & Poor's 500 (S&P 500) Index's valuation. We believe that many of the stocks in Franklin Rising Dividends Securities Fund fit this profile. One such example is the portfolio's largest position, Family Dollar Stores Inc., a leading participant in the growing "convenience discounter" format. Family Dollar Stores has increased its dividend for 23 consecutive years and has no long-term debt. The company's earnings growth has accelerated in recent years, as low- and middle-income consumers responded positively to their attractively priced and conveniently located basic merchandise offering. The company recently completed its second consecutive year of 30%+ earnings-per-share growth, and appears quite capable of delivering strong earnings growth on a sustained basis. Nevertheless, Family Dollar Stores' share price fell 26% in 1999.

Two other companies, Leggett & Platt Inc. and Teleflex Inc., also exemplified the portfolio's strategy. Leggett manufactures a wide range of engineered components for residential, office and institutional furnishings, as well as retail store fixtures. It has increased its dividend for 28 years at a 15% compound annual rate. In the ten-year period through 1998, Leggett achieved compound annual growth rates of 15% in revenues, 21% in net earnings and 17% in earnings per share. Leggett appears to be on track to deliver similar results in 1999. Its stock price, however, fell 2.6% in 1999.

Teleflex is a diversified manufacturer that supplies the aerospace, automotive, medical and other industrial markets. As of the end of the reporting period, Teleflex appeared likely to report its 25th consecutive year of increasing revenues and earnings, following 22 years of dividend increases. For the 20-year period ended in 1998, Teleflex averaged 18% in annual revenue increases, 17% in earnings per share and 18% in dividends per share. Despite this enviable record, Teleflex's share price fell 31% in 1999. Looking forward, the company should benefit from increased shipments of its popular, adjustable foot pedals, currently featured on a variety of Ford vehicles. Family

Dollar Stores', Legget & Platt's and Teleflex's share prices all reflected far lower price-to-earnings ratios than the S&P 500 average.

The portfolio's top-performing stock during the period was Cohu Inc., a semiconductor test-handling equipment manufacturer. Cohu benefited from a sharp sales pickup after a slowdown in the last quarter of 1998. Strong order growth indicates that semiconductor capital equipment purchases should continue to increase in the coming quarters. Hewlett-Packard Co., which recently had a highly successful initial public offering of its electronics subsidiary, Agilent Technologies, Inc., was also popular with investors. Several other portfolio holdings also performed well, including perennial large-cap favorites, General Electric Co. and Wal-Mart Stores Inc.

The most significant new position we added to the portfolio during the year was Lancaster Colony Corp., which appears ready to return to its historical earnings growth rate after several flat quarters. Each of the company's three business segments, automotive, specialty foods, and glassware and candles, reported positive developments. Lancaster recently increased its dividend for the 37th consecutive year. We made two other meaningful additions to the portfolio -- Teleflex Inc., discussed above, and Reynolds & Reynolds Co. Reynolds is a leading information-management systems provider to the automobile dealership market. Recently, they expanded their focus to Internet-based solutions.

During the year under review, we eliminated several positions from the portfolio, including Avery Dennison Corp. and First Union Corp. We sold Avery Dennison when we felt its valuation became less attractive than those of alternative investments. First Union's earnings disappointed investors, as the expense savings and revenue enhancements anticipated from its acquisition of CoreStates Financial apparently did not live up to expectations.

Notable year-over-year dividend increases during reporting period came from Graco, Inc. (+27%), Baldor Electric Co. (+20%), Mercury General Corp. (+20%), Washington Mutual, Inc. (+18%), General Electric Co. (+17%), and National Commerce Bancorp. (+17%).

As the table on page 44 shows, our ten largest positions on December 31, 1999, comprised 37.6% of the portfolio's total net assets. It is interesting to note how these ten companies would, in the aggregate, respond to the portfolio's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 17 years in a row and by 274% in the last ten years. Their most recent dividend increases averaged 9.5%, for a yield of 1.8% on December 31, 1999, and a dividend payout ratio of 30%. Long-term debt averaged 17% of capitalization,

We are replacing the Wilshire Target Mid Cap Growth Index with the Russell Midcap Value Index. The Wilshire Index has changed composition, and now has relatively little exposure to financial stocks, which often increase their dividends annually, and relatively heavy exposure to technology stocks, which often do not pay dividends. The new index is more closely aligned with the universe of rising dividends qualifiers, and we believe it more closely matches the portfolio's investments. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -9.70%

5-Year                                                                   +15.65%

Since Inception (1/27/92)                                                 +9.83%


Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                   -10.00%

5-Year                                                                   +15.58%

Since Inception (1/27/92)                                                 +9.79%


and the average price-to-earnings ratio was 17.5 versus 28.8 for that of the unmanaged S&P 500 on the same date.

It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

                                     [BAR GRAPH]

This graph compares the performance of Franklin Rising Dividends Securities Fund
- Class 1, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Target Mid Cap Growth Index and Russell Midcap Value Index from 1/27/92 -12/31/99.

We are replacing the Wilshire Target Mid Cap Growth Index with the Russell Midcap Value Index. The Wilshire Index has changed composition, and now has relatively little exposure to financial stocks, which often increase their dividends annually, and relatively heavy exposure to technology stocks, which often do not pay dividends. The new index is more closely aligned with the universe of rising dividends qualifiers, and we believe it more closely matches the portfolio's investments. Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                              Franklin Rising Dividends     Wilshire Target Mid Cap        Russell Mid
                                    Fund - Class 1               Growth Index            Cap Value Index
                    -------------------------------------------------------------------------------------
      01/27/1992                      $10,000                    $10,000                      $10,000
      01/31/1992       0.00%          $10,000       0.39%        $10,039        0.33%         $10,033
      02/29/1992       0.00%          $10,000       1.69%        $10,208        3.73%         $10,407
      03/31/1992      -0.70%           $9,930      -3.99%         $9,801       -1.52%         $10,249
      04/30/1992       0.50%           $9,980      -2.38%         $9,568        2.55%         $10,511
      05/31/1992       1.50%          $10,130      -1.25%         $9,448        0.93%         $10,608
      06/30/1992      -1.38%           $9,990      -4.54%         $9,019       -0.77%         $10,527
      07/31/1992       3.60%          $10,350       5.48%         $9,513        4.01%         $10,949
      08/31/1992      -1.06%          $10,240      -2.09%         $9,315       -2.92%         $10,629
      09/30/1992       1.66%          $10,410       1.75%         $9,478        2.00%         $10,842
      10/31/1992       1.25%          $10,540       4.08%         $9,864        2.09%         $11,068
      11/30/1992       3.04%          $10,860       7.66%        $10,620        4.21%         $11,534
      12/31/1992       1.10%          $10,980       3.06%        $10,945        3.19%         $11,902
      01/31/1993      -1.09%          $10,860       2.26%        $11,192        2.53%         $12,203
      02/28/1993      -1.75%          $10,670      -3.37%        $10,815        2.16%         $12,467
      03/31/1993       0.84%          $10,760       3.07%        $11,147        3.47%         $12,899
      04/30/1993      -3.44%          $10,390      -4.18%        $10,681       -1.76%         $12,672
      05/31/1993       1.35%          $10,530       5.70%        $11,290        2.25%         $12,958
      06/30/1993      -1.07%          $10,418       0.66%        $11,364        2.08%         $13,227
      07/31/1993       0.00%          $10,418      -0.89%        $11,263        1.10%         $13,373
      08/31/1993       1.64%          $10,588       5.07%        $11,834        3.41%         $13,829
      09/30/1993       0.00%          $10,588       2.51%        $12,131       -0.26%         $13,793
      10/31/1993       1.52%          $10,749       0.53%        $12,196       -1.13%         $13,637
      11/30/1993      -2.52%          $10,478      -1.56%        $12,005       -2.31%         $13,322
      12/31/1993       1.15%          $10,598       5.53%        $12,669        3.30%         $13,761
      01/31/1994       1.32%          $10,739       3.53%        $13,116        2.91%         $14,162
      02/28/1994      -3.36%          $10,378       0.53%        $13,186       -1.78%         $13,910
      03/31/1994      -4.44%           $9,916      -5.95%        $12,401       -3.87%         $13,371
      04/30/1994       0.20%           $9,936       0.40%        $12,451        1.47%         $13,568
      05/31/1994       1.41%          $10,077      -1.53%        $12,261        0.13%         $13,586
      06/30/1994      -0.27%          $10,050      -5.04%        $11,643       -1.84%         $13,336
      07/31/1994       1.01%          $10,152       2.44%        $11,927        4.00%         $13,869
      08/31/1994       4.22%          $10,580       8.56%        $12,948        3.71%         $14,384
      09/30/1994      -2.31%          $10,335      -0.79%        $12,845       -3.13%         $13,933
      10/31/1994      -0.26%          $10,309       2.44%        $13,159       -0.09%         $13,921
      11/30/1994      -2.37%          $10,064      -4.43%        $12,576       -4.41%         $13,307
      12/31/1994       1.01%          $10,166       1.66%        $12,785        1.21%         $13,468
      01/31/1995       2.71%          $10,441       0.02%        $12,787        2.82%         $13,848
      02/28/1995       2.93%          $10,747       6.00%        $13,554        5.05%         $14,547
      03/31/1995       2.18%          $10,982       3.69%        $14,055        1.88%         $14,821
      04/30/1995       0.74%          $11,063       1.49%        $14,264        2.12%         $15,135
      05/31/1995       3.41%          $11,441       1.64%        $14,498        4.02%         $15,743
      06/30/1995       1.08%          $11,564       6.29%        $15,410        2.31%         $16,107
      07/31/1995       2.16%          $11,814       8.40%        $16,704        3.49%         $16,669
      08/31/1995       1.68%          $12,012       1.53%        $16,960        1.96%         $16,996
      09/30/1995       3.30%          $12,408       2.79%        $17,433        2.29%         $17,385
      10/31/1995      -0.84%          $12,304      -3.52%        $16,819       -1.95%         $17,046
      11/30/1995       5.17%          $12,939       5.25%        $17,702        5.47%         $17,978
      12/31/1995       1.93%          $13,190       0.36%        $17,766        1.09%         $18,174
      01/31/1996       1.97%          $13,450       1.73%        $18,073        2.43%         $18,616
      02/29/1996       1.47%          $13,648       3.74%        $18,749        0.95%         $18,793
      03/31/1996       0.00%          $13,648       1.21%        $18,976        2.11%         $19,189
      04/30/1996      -0.23%          $13,617       5.93%        $20,102        0.85%         $19,352
      05/31/1996       2.75%          $13,992       2.99%        $20,703        0.96%         $19,538
      06/30/1996       1.10%          $14,145      -5.45%        $19,574        0.11%         $19,560
      07/31/1996      -2.93%          $13,731      -8.56%        $17,899       -4.76%         $18,629
      08/31/1996       2.01%          $14,007       7.29%        $19,204        4.20%         $19,411
      09/30/1996       5.16%          $14,730       4.73%        $20,112        3.67%         $20,123
      10/31/1996       2.96%          $15,166      -2.83%        $19,543        2.63%         $20,653
      11/30/1996       6.94%          $16,219       5.63%        $20,643        6.28%         $21,950
      12/31/1996       0.98%          $16,379      -1.32%        $20,370       -0.42%         $21,857
      01/31/1997       2.01%          $16,709       2.90%        $20,961        3.14%         $22,544
      02/28/1997       2.80%          $17,177      -1.89%        $20,565        1.69%         $22,925
      03/31/1997      -3.10%          $16,645      -6.11%        $19,309       -3.04%         $22,228
      04/30/1997       2.56%          $17,070       3.42%        $19,969        2.52%         $22,788
      05/31/1997       7.73%          $18,389       8.27%        $21,620        5.89%         $24,130
      06/30/1997       3.62%          $19,054       3.47%        $22,371        3.71%         $25,025
      07/31/1997       8.48%          $20,670       7.07%        $23,952        7.42%         $26,882
      08/31/1997      -2.04%          $20,250      -0.77%        $23,768       -1.17%         $26,568
      09/30/1997       5.25%          $21,312       6.58%        $25,332        6.20%         $28,215
      10/31/1997      -2.44%          $20,792      -4.77%        $24,123       -3.04%         $27,357
      11/30/1997       2.40%          $21,290       0.59%        $24,266        3.37%         $28,279
      12/31/1997       2.34%          $21,789       0.85%        $24,472        3.83%         $29,362
      01/31/1998      -0.46%          $21,689      -0.70%        $24,301       -1.94%         $28,793
      02/28/1998       8.07%          $23,438       8.24%        $26,303        6.68%         $30,716
      03/31/1998       2.88%          $24,113       1.60%        $26,724        5.15%         $32,298
      04/30/1998      -0.32%          $24,036       0.70%        $26,911       -0.56%         $32,117
      05/31/1998      -3.64%          $23,161      -5.62%        $25,398       -2.33%         $31,369
      06/30/1998      -1.14%          $22,898      -0.60%        $25,246        0.32%         $31,469
      07/31/1998      -3.43%          $22,113      -5.94%        $23,746       -5.07%         $29,874
      08/31/1998     -15.94%          $18,589     -20.29%        $18,928      -14.06%         $25,673
      09/30/1998       4.98%          $19,515       4.95%        $19,865        5.84%         $27,173
      10/31/1998      10.68%          $21,599       7.91%        $21,437        6.48%         $28,933
      11/30/1998       3.63%          $22,383       5.78%        $22,676        3.51%         $29,949
      12/31/1998       4.08%          $23,297       6.76%        $24,208        3.04%         $30,859
      01/31/1999      -5.19%          $22,088      -2.35%        $23,640       -2.33%         $30,140
      02/28/1999      -3.55%          $21,304      -7.98%        $21,753       -2.20%         $29,477
      03/31/1999      -0.66%          $21,163       1.77%        $22,138        1.43%         $29,899
      04/30/1999       7.90%          $22,835       8.93%        $24,115        9.47%         $32,730
      05/31/1999       1.13%          $23,093       1.97%        $24,590        0.42%         $32,868
      06/30/1999       3.73%          $23,954       5.09%        $25,842        1.14%         $33,242
      07/31/1999      -1.53%          $23,588      -0.55%        $25,700       -2.50%         $32,411
      08/31/1999      -4.13%          $22,614      -3.95%        $24,685       -3.46%         $31,290
      09/30/1999      -5.81%          $21,300      -1.35%        $24,351       -5.06%         $29,707
      10/31/1999       0.80%          $21,470       3.39%        $25,177        2.95%         $30,583
      11/30/1999      -1.22%          $21,208       3.82%        $26,139       -1.83%         $30,023
      12/31/1999      -0.80%          $21,036       7.34%        $28,057        2.68%         $30,828

                                     [BAR GRAPH]

This graph compares the performance of Franklin Rising Dividends Securities Fund
- Class 2, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Target Mid Cap Growth Index and Russell Midcap Value Index from 1/27/92 -12/31/99.*


                                 Franklin Rising Dividends      Wilshire Target Mid Cap         Russell Mid
                                       Fund - Class 2                 Growth Index               Cap Value
                                                                                                   Index
                       ---------------------------------------------------------------------------------------
        01/27/1992                      $10,000                       $10,000                     $10,000
        01/31/1992       0.00%          $10,000         0.39%         $10,039        0.33%        $10,033
        02/29/1992       0.00%          $10,000         1.69%         $10,208        3.73%        $10,407
        03/31/1992      -0.70%           $9,930        -3.99%          $9,801       -1.52%        $10,249
        04/30/1992       0.50%           $9,980        -2.38%          $9,568        2.55%        $10,511
        05/31/1992       1.50%          $10,130        -1.25%          $9,448        0.93%        $10,608
        06/30/1992      -1.38%           $9,990        -4.54%          $9,019       -0.77%        $10,527
        07/31/1992       3.60%          $10,350         5.48%          $9,513        4.01%        $10,949
        08/31/1992      -1.06%          $10,240        -2.09%          $9,315       -2.92%        $10,629
        09/30/1992       1.66%          $10,410         1.75%          $9,478        2.00%        $10,842
        10/31/1992       1.25%          $10,540         4.08%          $9,864        2.09%        $11,068
        11/30/1992       3.04%          $10,860         7.66%         $10,620        4.21%        $11,534
        12/31/1992       1.10%          $10,980         3.06%         $10,945        3.19%        $11,902
        01/31/1993      -1.09%          $10,860         2.26%         $11,192        2.53%        $12,203
        02/28/1993      -1.75%          $10,670        -3.37%         $10,815        2.16%        $12,467
        03/31/1993       0.84%          $10,760         3.07%         $11,147        3.47%        $12,899
        04/30/1993      -3.44%          $10,390        -4.18%         $10,681       -1.76%        $12,672
        05/31/1993       1.35%          $10,530         5.70%         $11,290        2.25%        $12,958
        06/30/1993      -1.07%          $10,418         0.66%         $11,364        2.08%        $13,227
        07/31/1993       0.00%          $10,418        -0.89%         $11,263        1.10%        $13,373
        08/31/1993       1.64%          $10,588         5.07%         $11,834        3.41%        $13,829
        09/30/1993       0.00%          $10,588         2.51%         $12,131       -0.26%        $13,793
        10/31/1993       1.52%          $10,749         0.53%         $12,196       -1.13%        $13,637
        11/30/1993      -2.52%          $10,478        -1.56%         $12,005       -2.31%        $13,322
        12/31/1993       1.15%          $10,598         5.53%         $12,669        3.30%        $13,761
        01/31/1994       1.32%          $10,739         3.53%         $13,116        2.91%        $14,162
        02/28/1994      -3.36%          $10,378         0.53%         $13,186       -1.78%        $13,910
        03/31/1994      -4.44%           $9,916        -5.95%         $12,401       -3.87%        $13,371
        04/30/1994       0.20%           $9,936         0.40%         $12,451        1.47%        $13,568
        05/31/1994       1.41%          $10,077        -1.53%         $12,261        0.13%        $13,586
        06/30/1994      -0.27%          $10,050        -5.04%         $11,643       -1.84%        $13,336
        07/31/1994       1.01%          $10,152         2.44%         $11,927        4.00%        $13,869
        08/31/1994       4.22%          $10,580         8.56%         $12,948        3.71%        $14,384
        09/30/1994      -2.31%          $10,335        -0.79%         $12,845       -3.13%        $13,933
        10/31/1994      -0.26%          $10,309         2.44%         $13,159       -0.09%        $13,921
        11/30/1994      -2.37%          $10,064        -4.43%         $12,576       -4.41%        $13,307
        12/31/1994       1.01%          $10,166         1.66%         $12,785        1.21%        $13,468
        01/31/1995       2.71%          $10,441         0.02%         $12,787        2.82%        $13,848
        02/28/1995       2.93%          $10,747         6.00%         $13,554        5.05%        $14,547
        03/31/1995       2.18%          $10,982         3.69%         $14,055        1.88%        $14,821
        04/30/1995       0.74%          $11,063         1.49%         $14,264        2.12%        $15,135
        05/31/1995       3.41%          $11,441         1.64%         $14,498        4.02%        $15,743
        06/30/1995       1.08%          $11,564         6.29%         $15,410        2.31%        $16,107
        07/31/1995       2.16%          $11,814         8.40%         $16,704        3.49%        $16,669
        08/31/1995       1.68%          $12,012         1.53%         $16,960        1.96%        $16,996
        09/30/1995       3.30%          $12,408         2.79%         $17,433        2.29%        $17,385
        10/31/1995      -0.84%          $12,304        -3.52%         $16,819       -1.95%        $17,046
        11/30/1995       5.17%          $12,939         5.25%         $17,702        5.47%        $17,978
        12/31/1995       1.93%          $13,190         0.36%         $17,766        1.09%        $18,174
        01/31/1996       1.97%          $13,450         1.73%         $18,073        2.43%        $18,616
        02/29/1996       1.47%          $13,648         3.74%         $18,749        0.95%        $18,793
        03/31/1996       0.00%          $13,648         1.21%         $18,976        2.11%        $19,189
        04/30/1996      -0.23%          $13,617         5.93%         $20,102        0.85%        $19,352
        05/31/1996       2.75%          $13,992         2.99%         $20,703        0.96%        $19,538
        06/30/1996       1.10%          $14,145        -5.45%         $19,574        0.11%        $19,560
        07/31/1996      -2.93%          $13,731        -8.56%         $17,899       -4.76%        $18,629
        08/31/1996       2.01%          $14,007         7.29%         $19,204        4.20%        $19,411
        09/30/1996       5.16%          $14,730         4.73%         $20,112        3.67%        $20,123
        10/31/1996       2.96%          $15,166        -2.83%         $19,543        2.63%        $20,653
        11/30/1996       6.94%          $16,219         5.63%         $20,643        6.28%        $21,950
        12/31/1996       0.98%          $16,379        -1.32%         $20,370       -0.42%        $21,857
        01/31/1997       2.01%          $16,709         2.90%         $20,961        3.14%        $22,544
        02/28/1997       2.80%          $17,177        -1.89%         $20,565        1.69%        $22,925
        03/31/1997      -3.10%          $16,645        -6.11%         $19,309       -3.04%        $22,228
        04/30/1997       2.56%          $17,070         3.42%         $19,969        2.52%        $22,788
        05/31/1997       7.73%          $18,389         8.27%         $21,620        5.89%        $24,130
        06/30/1997       3.62%          $19,054         3.47%         $22,371        3.71%        $25,025
        07/31/1997       8.48%          $20,670         7.07%         $23,952        7.42%        $26,882
        08/31/1997      -2.04%          $20,250        -0.77%         $23,768       -1.17%        $26,568
        09/30/1997       5.25%          $21,312         6.58%         $25,332        6.20%        $28,215
        10/31/1997      -2.44%          $20,792        -4.77%         $24,123       -3.04%        $27,357
        11/30/1997       2.40%          $21,290         0.59%         $24,266        3.37%        $28,279
        12/31/1997       2.34%          $21,789         0.85%         $24,472        3.83%        $29,362
        01/31/1998      -0.46%          $21,689        -0.70%         $24,301       -1.94%        $28,793
        02/28/1998       8.07%          $23,438         8.24%         $26,303        6.68%        $30,716
        03/31/1998       2.88%          $24,113         1.60%         $26,724        5.15%        $32,298
        04/30/1998      -0.32%          $24,036         0.70%         $26,911       -0.56%        $32,117
        05/31/1998      -3.64%          $23,161        -5.62%         $25,398       -2.33%        $31,369
        06/30/1998      -1.14%          $22,898        -0.60%         $25,246        0.32%        $31,469
        07/31/1998      -3.43%          $22,113        -5.94%         $23,746       -5.07%        $29,874
        08/31/1998     -15.94%          $18,589       -20.29%         $18,928      -14.06%        $25,673
        09/30/1998       4.98%          $19,515         4.95%         $19,865        5.84%        $27,173
        10/31/1998      10.68%          $21,599         7.91%         $21,437        6.48%        $28,933
        11/30/1998       3.63%          $22,383         5.78%         $22,676        3.51%        $29,949
        12/31/1998       4.08%          $23,297         6.76%         $24,208        3.04%        $30,859
        01/31/1999      -5.25%          $22,074        -2.35%         $23,640       -2.33%        $30,140
        02/28/1999      -3.55%          $21,290        -7.98%         $21,753       -2.20%        $29,477
        03/31/1999      -0.73%          $21,135         1.77%         $22,138        1.43%        $29,899
        04/30/1999       7.91%          $22,806         8.93%         $24,115        9.47%        $32,730
        05/31/1999       1.07%          $23,050         1.97%         $24,590        0.42%        $32,868
        06/30/1999       3.74%          $23,913         5.09%         $25,842        1.14%        $33,242
        07/31/1999      -1.53%          $23,547        -0.55%         $25,700       -2.50%        $32,411
        08/31/1999      -4.20%          $22,558        -3.95%         $24,685       -3.46%        $31,290
        09/30/1999      -5.83%          $21,243        -1.35%         $24,351       -5.06%        $29,707
        10/31/1999       0.80%          $21,413         3.39%         $25,177        2.95%        $30,583
        11/30/1999      -1.23%          $21,149         3.82%         $26,139       -1.83%        $30,023
        12/31/1999      -0.88%          $20,966         7.34%         $28,057        2.68%        $30,828


*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN VALUE SECURITIES FUND

Franklin Value Securities Fund seeks to profit by buying securities the managers believe are undervalued in the market. These potential bargains present themselves in various forms. Many sell at low prices relative to earnings, book value or cash flow, while others may have understated assets such as land or intangibles, patents and distribution networks, and some may have significant tax loss carry forwards. We also search for "fallen angels" -- former growth companies suffering short-term setbacks and sharp price declines, but which we believe still have significant long-term potential. Value securities have one characteristic in common -- they are generally


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

out of favor with Wall Street. In many instances, the company's recent earnings results missed analysts' estimates, and sometimes they are just too small to reach analysts' radar screens. However, if we believe their balance sheets are strong and their managements honest and effective, we are willing to wait for these bargains to flourish.

During the period under review, the domestic economy remained strong, as unemployment continued at a 29-year low, inflation remained in check and the Federal Reserve Board raised interest rates three times during the period, increasing the federal funds target rate to 5.50%. The major U.S. stock market news during the reporting period was the unabated flow of capital into equity securities -- mostly Internet, Internet-related and larger-capitalization brand name stocks --while many nervous investors headed for the security of cash pending the outcome of the millennium bug.

These are trying times for value investors as evidenced by the Wilshire Target Small Value Index, and the Russell 2000 Value Index, the portfolio's benchmark, which declined 12.32% and 1.48%, respectively for the year. The 1998 divergence between growth and value continued during 1999. A handful of large-cap stocks drove the Standard & Poor's 500 (S&P 500) Index to new highs for the year ended December 31, 1999, up 21.0% over 1998, while the Nasdaq, led by Internet and technology stocks, also achieved all-time highs -- ending the year up 85.9% over the previous year. We are disappointed that the turnaround in small-cap value stocks witnessed during the May-to-July period fizzled during the third quarter. Yet, we believe that the market at some point will again discover these compelling bargains.

During the year under review, we reduced the number of positions held in the portfolio and redirected those assets into larger, more liquid names. We sold many holdings that were too small to have an impact on the portfolio and several where we felt the reasons for owning them had changed. We found what we believed to be exceptional values in the depressed financial sector including such fundamentally sound companies as Manulife Financial Corp., a $6 billion life and health insurer selling at only 1.4 times tangible book value, and Washington Mutual Inc., a $15 billion diversified financial services provider that has raised its dividend every quarter since 1995 and every year since 1990. We also added to an existing classic value position in the consumer-durables sector, D.R. Horton, Inc., a homebuilder with operations in 24 states. The company has registered 84 consecutive quarters of earnings growth year over year, increased annual sales growth over the last six years by an average of 67% and produced earnings-per-share growth of 44% for the same period, and traded at only 1.1 times book value and about 5 times 2000 estimated earnings at the end of the period.

Although value investing was clearly out of favor during the reporting period, we feel there were a number of signs that strategic buyers or market investors recognized a

TOP 10 HOLDINGS
Franklin Value Securities Fund
12/31/99

COMPANY                                                                  % OF TOTAL
INDUSTRY                                                                 NET ASSETS
------------------------------------------------------------------------------------
JLG Industries Inc.                                                         4.3%
Producer Manufacturing

The Timberland Co., A                                                       4.2%
Consumer Non-Durables

Presidential Life Corp.                                                     3.1%
Finance

Robert Half International Inc.                                              3.0%
Commercial Services

Tidewater Inc.                                                              2.7%
Transportation

Lancaster Colony Corp.                                                      2.6%
Process Industries

Rowan Cos. Inc.                                                             2.6%
Industrial Services

Professionals Group Inc.                                                    2.6%
Finance

ENSCO International Inc.                                                    2.4%
Industrial Services

Wolverine World Wide Inc.                                                   2.2%
Consumer Non-Durables

We are replacing the Wilshire Target Small Company Value Index with the Russell 2000 Value Index because the sponsors of the Wilshire Target Small Value Index decided not to publish the holdings that comprise the index, which would make it difficult to determine whether the index is an appropriate comparison for the portfolio's performance. We believe the new benchmark, the Russell 2000 Value Index, is an appropriate benchmark because many of the holdings that comprise the index are either held by the portfolio or are similar to the portfolio's holdings. The Russell 2000 Value Index is widely used as a benchmark in the mutual fund industry and information regarding the index is readily available. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    +1.65%

Since Inception (5/1/98)                                                 -13.03%


Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                    +1.39%

Since Inception (5/1/98)                                                 -13.16%


number of our bargain holdings. Five of our portfolio holdings benefited from announcements of corporate takeovers, all at premiums. Also, the portfolio's oil drilling and oil services holdings continued to perform well as oil prices resumed their climb during the second half of the fund's fiscal year.

We continue to stay the course and follow our value investment philosophy. Patience is an essential ingredient for success in value investing and we remain confident that our approach has the potential to serve our shareholders well over the long term.

[BAR GRAPH]
This graph compares the performance of Franklin Value Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Wilshire Target Small Company Value Index and Russell 2000 Value Index from 5/1/98 - 12/31/99.

We are replacing the Wilshire Target Small Value Index with the Russell 2000 Value Index because the sponsors of the Wilshire Target Small Value Index decided not to publish the holdings that comprise the index, which would make it difficult to determine whether the index is an appropriate comparison for the portfolio's performance. We believe the new benchmark, the Russell 2000 Value Index, is an appropriate benchmark because many of the holdings that comprise the Index are either held by the portfolio or are similar to the portfolio's holdings. The Russell 2000 Value Index is widely used as a benchmark in the mutual fund industry and information regarding the index is readily available. Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                              Franklin Value Securities     Wilshire Target Smaller        Russell 2000
                                    Fund - Class 1           Companies Value Index         Value Index
                    ------------------------------------------------------------------------------------
       05/01/1998                     $10,000                      $10,000                    $10,000
       05/31/1998     -2.40%           $9,760      -2.70%           $9,730     -3.54%          $9,646
       06/30/1998     -6.35%           $9,140      -1.71%           $9,564     -0.56%          $9,592
       07/31/1998     -9.85%           $8,240      -7.28%           $8,867     -7.83%          $8,841
       08/31/1998    -15.41%           $6,970     -11.93%           $7,810    -15.66%          $7,456
       09/30/1998      3.87%           $7,240       2.97%           $8,041      5.65%          $7,878
       10/31/1998      5.94%           $7,670       3.63%           $8,333      2.97%          $8,112
       11/30/1998      0.26%           $7,690       2.87%           $8,573      2.71%          $8,332
       12/31/1998      1.30%           $7,790       2.95%           $8,825      3.14%          $8,593
       01/31/1999     -1.80%           $7,650      -4.77%           $8,404     -2.27%          $8,398
       02/28/1999     -8.37%           $7,009      -5.74%           $7,922     -6.83%          $7,824
       03/31/1999      2.00%           $7,150      -1.88%           $7,773     -0.82%          $7,760
       04/30/1999     10.49%           $7,900       8.18%           $8,409      9.13%          $8,469
       05/31/1999      3.16%           $8,149       2.77%           $8,642      3.07%          $8,729
       06/30/1999      6.01%           $8,639       1.74%           $8,792      3.62%          $9,045
       07/31/1999     -2.55%           $8,419      -1.06%           $8,699     -2.37%          $8,830
       08/31/1999     -3.57%           $8,118      -3.88%           $8,362     -3.66%          $8,507
       09/30/1999     -6.79%           $7,567      -4.44%           $7,990     -2.00%          $8,337
       10/31/1999      0.13%           $7,577      -3.04%           $7,747     -2.00%          $8,170
       11/30/1999      0.93%           $7,647       0.05%           $7,751      0.52%          $8,213
       12/31/1999      3.54%           $7,919      -0.17%           $7,738      3.07%          $8,465

[BAR GRAPH]
This graph compares the performance of Franklin Value Securities Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the Wilshire Target Small Company Value Index and Russell 2000 Value Index from 5/1/98 - 12/31/99.*


                               Franklin Value Securities      Wilshire Target Smaller       Russell 2000
                                    Fund - Class 2             Companies Value Index         Value Index
                    --------------------------------------------------------------------------------------
       05/01/1998                     $10,000                       $10,000                     $10,000
       05/31/1998     -2.40%           $9,760       -2.70%           $9,730       -3.54%         $9,646
       06/30/1998     -6.35%           $9,140       -1.71%           $9,564       -0.56%         $9,592
       07/31/1998     -9.85%           $8,240       -7.28%           $8,867       -7.83%         $8,841
       08/31/1998    -15.41%           $6,970      -11.93%           $7,810      -15.66%         $7,456
       09/30/1998      3.87%           $7,240        2.97%           $8,041        5.65%         $7,878
       10/31/1998      5.94%           $7,670        3.63%           $8,333        2.97%         $8,112
       11/30/1998      0.26%           $7,690        2.87%           $8,573        2.71%         $8,332
       12/31/1998      1.30%           $7,790        2.95%           $8,825        3.14%         $8,593
       01/31/1999     -1.80%           $7,650       -4.77%           $8,404       -2.27%         $8,398
       02/28/1999     -8.37%           $7,009       -5.74%           $7,922       -6.83%         $7,824
       03/31/1999      2.00%           $7,150       -1.88%           $7,773       -0.82%         $7,760
       04/30/1999     10.49%           $7,900        8.18%           $8,409        9.13%         $8,469
       05/31/1999      3.16%           $8,149        2.77%           $8,642        3.07%         $8,729
       06/30/1999      5.89%           $8,629        1.74%           $8,792        3.62%         $9,045
       07/31/1999     -2.55%           $8,409       -1.06%           $8,699       -2.37%         $8,830
       08/31/1999     -3.69%           $8,099       -3.88%           $8,362       -3.66%         $8,507
       09/30/1999     -6.81%           $7,547       -4.44%           $7,990       -2.00%         $8,337
       10/31/1999      0.13%           $7,557       -3.04%           $7,747       -2.00%         $8,170
       11/30/1999      0.93%           $7,627        0.05%           $7,751        0.52%         $8,213
       12/31/1999      3.55%           $7,899       -0.17%           $7,738        3.07%         $8,465

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


MUTUAL SHARES SECURITIES FUND

During the year under review, the U.S. economy experienced unusually strong growth in a low-inflation environment. Global economies generally followed suit, and stock markets around the world sprang back to life in a broad-based rally. In the process, the market became increasingly two-tiered. A select group of about 40 companies achieved over-the-top success, while the majority of publicly traded equities languished. Share prices for a majority of companies listed on the New York Stock


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

Exchange actually declined in 1999, while a few hundred white-hot technology stocks pushed most of the indexes, especially the Nasdaq, to new highs.

We achieved our positive results by sticking to our longstanding value and special situation approach. Although many market participants were interested only in positive momentum (buying what's hot) and were unconcerned about valuation, we continued to conduct fundamental analysis and bought securities only when we saw substantial upside potential with relatively little risk. In our opinion, risk still matters.

Several stocks contributed significantly to the portfolio's strong performance. Telephone & Data Systems Inc., a wireless and wireline telephone company, almost tripled during the 12 months under review, mainly due to fast growth and the announced merger of one of its affiliates. In addition, one of the portfolio's largest holdings, Compagnie Financiere Richemont AG, a Swiss holding company primarily involved in luxury goods, increased 71% in price in 1999 as the market value of its strong brand names appreciated.

The year did have its disappointments, however. While certain investments in financial stocks, including brokers Lehman Brothers Holdings Inc. and Morgan Stanley, Dean Witter & Co. were highly profitable, some of our bank and finance company investments were not, including Bank One Corp. and First Union Corp., which we sold during the period. Despite these setbacks, the portfolio's overall performance was strong for a value portfolio during a year in which our style generally remained out of favor.

Looking forward, we believe domestic and foreign markets should again present us with profitable investment opportunities in the year 2000. As a number of "new economy" securities have risen to dizzying heights, the stocks of many solid companies have languished, creating investment opportunities for Mutual Shares Securities Fund. We believe that a number of industries feature attractive companies trading at low multiples and big discounts to their intrinsic value. We will concentrate our efforts on mining these overlooked sectors for what we believe will be tomorrow's gems. Among the areas in which we see compelling value are financials, especially finance companies, where rising interest rates have sent many companies' share prices sharply lower. Other sectors where we see opportunity include old media (i.e., newspapers, television broadcasting), auto parts suppliers and lodging. We also expect to profit by investing in bankrupt and distressed companies, a strategy we have long successfully employed.

While acknowledging the significant innovations brought about by technology and the Internet, we are unwilling to pay the incredible market valuations these companies now command. We realize that many once-great technology companies have vanished over the years, and that the technological winners of today may not sustain their leadership in the years ahead. With the Nasdaq 100 trading at over 100 times earnings,


TOP 10 HOLDINGS
Mutual Shares Securities Fund
12/31/99

COMPANY                                                                  % OF TOTAL
INDUSTRY, COUNTRY                                                        NET ASSETS
------------------------------------------------------------------------------------
Telephone & Data
Systems Inc.                                                                 3.2%
Telecommunications, U.S.

MediaOne Group Inc.                                                          2.4%
Broadcasting & Publishing,
U.S.

Investor AB, A                                                               2.1%
Multi-Industry, Sweden

Investor AB, B                                                               2.0%
Multi-Industry, Sweden

General Motors Corp.                                                         1.6%
Automobiles, U.S.

Bear Stearns Co. Inc.                                                        1.6%
Financial Services, U.S.

Delphi Automotive
Systems Corp.                                                                1.5%
Automobiles, U.S.

Washington Post Co.                                                          1.5%
Broadcasting & Publishing,
U.S.

United Asset
Management Corp.                                                             1.5%
Financial Services, U.S.

Lagardere SCA                                                                1.5%
Multi-Industry, France

We are replacing the Lipper Growth & Income Funds Objective Average with the Lipper Annuity Growth & Income Funds Objective Average because the former is based on a peer group of mutual funds, while the latter is based on a peer group of annuity sub-accounts and better reflects the portfolio's performance. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Indexes' sources are Standard & Poor's Micropal and Lipper, Inc.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +13.40%

3-Year                                                                   +10.15%

Since Inception (11/8/96)                                                +10.86%


Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                   +13.58%

3-Year                                                                   +10.20%

Since Inception (11/8/96)                                                +10.92%


the wild optimism built into the recent prices does not allow for error or disappointment. We will not engage in this type of speculative investing. Instead, we will seek to determine the true present value of a business while attempting to purchase its securities at a meaningful discount. Of course, past results do not guarantee future performance. As always, we are mindful of each investment's risks as we focus on the downside as well as the upside potential, while striving to provide shareholders with the best risk-adjusted returns possible.


[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Mutual Shares Securities Fund - Class 1
$10,000 Investment (11/8/96 - 12/31/99)

GRAPHIC MATERIAL (89)

This graph compares the performance of Mutual Shares Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of Lipper Annuity Growth & Income Funds Average and Lipper Growth & Income Funds Average from 11/8/96 - 12/31/99.

We are replacing the Lipper Growth & Income Funds Objective Average with the Lipper Annuity Growth & Income Funds Objective Average because the former is based on a peer group of mutual funds, while the latter is based on a peer group of annuity sub-accounts and better reflects the portfolio's performance.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Indexes' sources are Standard & Poor's Micropal and Lipper, Inc.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                        Mutual Shares Securities        S&P 500         Lipper Annuity    Lipper Growth &
                             Fund - Class 1                             Growth & Income     Income Funds
                                                                         Funds Average        Average
                        ------------------------------------------------------------------------------------
      11/08/1996                   $10,000              $10,000           $10,000            $10,000
      11/30/1996                   $10,110              $10,554           $10,470            $10,490
      12/31/1996                   $10,350              $10,345           $10,373            $10,381
      01/31/1997                   $10,620              $10,992           $10,823            $10,835
      02/28/1997                   $10,730              $11,078           $10,898            $10,892
      03/31/1997                   $10,420              $10,622           $10,517            $10,502
      04/30/1997                   $10,510              $11,257           $10,900            $10,891
      05/31/1997                   $10,890              $11,942           $11,564            $11,571
      06/30/1997                   $11,145              $12,477           $12,006            $12,018
      07/31/1997                   $11,685              $13,470           $12,866            $12,909
      08/31/1997                   $11,625              $12,716           $12,451            $12,467
      09/30/1997                   $12,115              $13,413           $13,075            $13,100
      10/31/1997                   $11,805              $12,965           $12,629            $12,636
      11/30/1997                   $11,915              $13,565           $12,962            $12,982
      12/31/1997                   $12,185              $13,798           $13,177            $13,201
      01/31/1998                   $12,135              $13,952           $13,202            $13,215
      02/28/1998                   $12,786              $14,958           $14,100            $14,124
      03/31/1998                   $13,196              $15,723           $14,752            $14,750
      04/30/1998                   $13,316              $15,882           $14,858            $14,849
      05/31/1998                   $13,196              $15,609           $14,565            $14,541
      06/30/1998                   $13,114              $16,243           $14,797            $14,784
      07/31/1998                   $12,655              $16,069           $14,413            $14,403
      08/31/1998                   $10,840              $13,745           $12,355            $12,281
      09/30/1998                   $10,799              $14,626           $13,016            $12,935
      10/31/1998                   $11,513              $15,816           $13,977            $13,884
      11/30/1998                   $12,105              $16,774           $14,681            $14,594
      12/31/1998                   $12,196              $17,740           $15,327            $15,244
      01/31/1999                   $12,319              $18,482           $15,606            $15,501
      02/28/1999                   $12,206              $17,907           $15,141            $15,025
      03/31/1999                   $12,594              $18,623           $15,662            $15,515
      04/30/1999                   $13,563              $19,344           $16,644            $16,431
      05/31/1999                   $13,583              $18,887           $16,454            $16,219
      06/30/1999                   $13,971              $19,936           $17,137            $16,922
      07/31/1999                   $13,612              $19,314           $16,654            $16,434
      08/31/1999                   $13,110              $19,217           $16,331            $16,093
      09/30/1999                   $12,775              $18,691           $15,797            $15,578
      10/31/1999                   $13,340              $19,874           $16,454            $16,282
      11/30/1999                   $13,507              $20,277           $16,668            $16,503
      12/31/1999                   $13,831              $21,471           $17,363            $17,251


[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Mutual Shares Fund - Class 2*
$10,000 Investment (11/8/96 - 12/31/99)

This graph compares the performance of Mutual Shares Securities Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of Lipper Annuity Growth & Income Funds Average and Lipper Growth & Income Funds Average from 11/8/96 - 12/31/99.*


                          Mutual Shares         S&P 500         Lipper Annuity    Lipper Growth &
                         Securities Fund                       Growth & Income     Income Funds
                            - Class 2                           Funds Average         Average
                        ---------------------------------------------------------------------------
        11/08/1996           $10,000             $10,000            $10,000           $10,000
        11/30/1996           $10,110             $10,554            $10,470           $10,490
        12/31/1996           $10,350             $10,345            $10,373           $10,381
        01/31/1997           $10,620             $10,992            $10,823           $10,835
        02/28/1997           $10,730             $11,078            $10,898           $10,892
        03/31/1997           $10,420             $10,622            $10,517           $10,502
        04/30/1997           $10,510             $11,257            $10,900           $10,891
        05/31/1997           $10,890             $11,942            $11,564           $11,571
        06/30/1997           $11,145             $12,477            $12,006           $12,018
        07/31/1997           $11,685             $13,470            $12,866           $12,909
        08/31/1997           $11,625             $12,716            $12,451           $12,467
        09/30/1997           $12,115             $13,413            $13,075           $13,100
        10/31/1997           $11,805             $12,965            $12,629           $12,636
        11/30/1997           $11,915             $13,565            $12,962           $12,982
        12/31/1997           $12,185             $13,798            $13,177           $13,201
        01/31/1998           $12,135             $13,952            $13,202           $13,215
        02/28/1998           $12,786             $14,958            $14,100           $14,124
        03/31/1998           $13,196             $15,723            $14,752           $14,750
        04/30/1998           $13,316             $15,882            $14,858           $14,849
        05/31/1998           $13,196             $15,609            $14,565           $14,541
        06/30/1998           $13,114             $16,243            $14,797           $14,784
        07/31/1998           $12,655             $16,069            $14,413           $14,403
        08/31/1998           $10,840             $13,745            $12,355           $12,281
        09/30/1998           $10,799             $14,626            $13,016           $12,935
        10/31/1998           $11,513             $15,816            $13,977           $13,884
        11/30/1998           $12,105             $16,774            $14,681           $14,594
        12/31/1998           $12,196             $17,740            $15,327           $15,244
        01/31/1999           $12,318             $18,482            $15,606           $15,501
        02/28/1999           $12,196             $17,907            $15,141           $15,025
        03/31/1999           $12,584             $18,623            $15,662           $15,515
        04/30/1999           $13,543             $19,344            $16,644           $16,431
        05/31/1999           $13,563             $18,887            $16,454           $16,219
        06/30/1999           $13,951             $19,936            $17,137           $16,922
        07/31/1999           $13,655             $19,314            $16,654           $16,434
        08/31/1999           $13,143             $19,217            $16,331           $16,093
        09/30/1999           $12,808             $18,691            $15,797           $15,578
        10/31/1999           $13,373             $19,874            $16,454           $16,282
        11/30/1999           $13,540             $20,277            $16,668           $16,503
        12/31/1999           $13,853             $21,471            $17,363           $17,251




*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


TEMPLETON GLOBAL ASSET ALLOCATION FUND

At the close of the year under review, U.S. equity markets were in record territory. Much of the performance came in the year's final two months and was concentrated in a small number of technology and telecommunications equipment names. Recent data showed that the U.S. economy grew at a robust annualized rate of 5.7% in the third quarter of 1999 while the price index for gross domestic purchases, a measure of inflation, increased only 1.7% for the quarter.


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

However, the Federal Reserve Board (the Fed) kept a careful eye on the economy's heady growth. In November 1999, the Fed raised the federal funds target rate a third time for the year by 0.25%, to 5.5%, reversing their three interest rate cuts in the second half of 1998 and pushing the 30-year Treasury bond yield to more than 6.48% on December 31, 1999. Most likely as a result of the rising bond yields, the portfolio's U.S. insurance and health care stock holdings posted negative returns for the year, but on the flip side, they also were selling at valuations we believed were extremely inexpensive at the end of the period. In addition, we managed to find what we felt were some undervalued U.S. technology names such as 3Com Corp., Motorola Inc. and Compaq Computer Corp., and we expect to continue holding these for the foreseeable future.

In Europe, the Bloomberg 500 Index, a measure of European large-company stock performance, was up 40.7% for the year in local currency terms, but only 21.0% in U.S.-dollar terms, due to the euro's weakness. Despite such weakness, the euro's launch in January 1999 appeared to stimulate a massive increase in merger and acquisition activity, which increased 50% in 1999 to $1.5 trillion, and possibly will lead to improved corporate profitability as companies restructure to cut excess capacity and lower costs.

We remain positive about the prospects for European economic growth and corporate profits in 2000. However, we are somewhat cautious because European companies will need to operate in a more competitive environment as the euro creates price transparency and as markets continue to be deregulated and privatized. Yet, we expect some of the portfolio's top holdings including Koninklijke Philips Electronics NV, Invensys PLC, Akzo Nobel NV and Aventis SA to benefit from corporate restructurings in the year ahead.

Latin American markets came back strongly during the period, as the region benefited from the pickup in global economic growth and commodity prices' sharp rebound. Latin America's largest markets, as measured by the Mexican Bolsa and Brazilian Bovespa indexes, were up 90.4% and 76.6%, respectively, in U.S.-dollar terms for the year under review. Mexico benefited from oil-price strength as well as a robust U.S. economy, while lower domestic interest rates in Brazil apparently started to turn the economy around and stimulate flows into equities. In our opinion, the main risk to Latin American countries remained higher U.S. interest rates, which could take liquidity out of the equity markets. We therefore took some profits in holdings such as Brazilian bank Banco Bradesco SA and leading Mexican telephone services provider Telefonos de Mexico SA.

Finally in Japan, the Nikkei 225 Index posted a strong performance for the year under review, up more than 54.5% in U.S.-dollar terms. Perceptions that the Japanese economy finally had bottomed, evidence of real corporate restructuring and progress in the banking sector seemed to drive the market's results. In the Japanese banking sector, Fuji Bank, Dai-ichi Kangyo Bank and Industrial Bank of Japan agreed to merge,


[PIE CHART]

ASSET ALLOCATION
Templeton Global Asset Allocation Fund
Based on Total Net Assets
12/31/99

Equity Securities                                                          72.0%
Fixed-Income Securities                                                    24.1%
Short-Term Investments & Other Net Assets                                   3.9%

TOP FIVE COUNTRY HOLDINGS
Templeton Global
Asset Allocation Fund
12/31/99

                                                                     % OF TOTAL
TOP FIVE COUNTRIES                                                   NET ASSETS
--------------------------------------------------------------------------------
U.S.                                                                        18.1%

U.K                                                                         14.0%

Hong Kong                                                                   6.2%

Japan                                                                       5.9%

Netherlands                                                                 5.5%


TOP FIVE INDUSTRY BREAKDOWN
Templeton Global
Asset Allocation Fund
12/31/99

                                                                        % OF TOTAL
INDUSTRY                                                                NET ASSETS
--------------------------------------------------------------------------------
Multi-Industry                                                              8.8%

Metals & Mining                                                             5.5%

Electrical & Electronics                                                    5.4%

Insurance                                                                   5.1%

Financial Services                                                          4.7%


forming the world's largest bank by assets, and possibly beginning a series of much needed consolidation. In the near term, we feel that corporate downsizing and the yen's ongoing strength will hamper Japan's economic recovery. Accordingly, we stayed focused on those sectors we believed had the brightest outlooks, including retailers like Best Denki Co. Ltd. and Laox Co. Ltd. and companies focused on the domestic economy such as Makita Corp. and Seino Transportation Co. Ltd.

Due to the stronger world economy, global bond markets generally performed poorly during the 12 months under review, and the J.P. Morgan Global Government Bond Index declined 5.08% in U.S.-dollar terms.(1)

U.S. bonds led the overall decline in prices, as the domestic economy expanded for an eighth consecutive year -- the longest expansion in the nation's history. In response, the Fed raised interest rates three times, causing the 30-year Treasury bond to produce a 12.98% loss for the year, the biggest slump since regular bond sales began in 1977. For the period, the J.P. Morgan U.S. Government Bond Index posted a return of -2.88%.(1)

European bond markets fell throughout most of the reporting period as deregulation, restructuring and economic expansion took hold in much of the region. As a result of slumping bond prices, yields generally trended higher. The European Monetary Union Bond Index fell 16.89% and the U.K. Bond Index plunged following the Bank of England's interest rate increases in the second half of 1999. German, Italian, Spanish, Danish and Swedish bond prices also fell significantly in U.S.-dollar terms.

Most Asian bonds offered dismal returns in 1999, although Japan bucked the trend, returning 5.01% apparently as a result of investor expectations of an economic recovery, stable interest rates and a stronger yen. Elsewhere in the Pacific Rim, the dollar-bloc countries (Australia and New Zealand) realized vigorous economic growth, and despite plummeting bond prices in the second half of the reporting period, they remained slightly ahead of the disappointing U.S. and European results for the year.

Despite troubling economic developments in Ecuador and Brazil during the summer, Latin American economies generally continued to rally during the year, with Mexico's performing best, mainly due to its high level of trade and connections with the U.S. Latin American bonds, and emerging debt in general, fared relatively well, and the J.P. Morgan Emerging Market Bond Index Plus rose 26.0% in 1999.(2)

1. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Global Government Bond Index tracks the performance of government securities in several countries. The J.P. Morgan U.S. Government Bond Index tracks the performance of U.S. government securities. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the portfolio.

2. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Emerging Markets Bond Index tracks the performance of fixed income securities in several emerging markets. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the portfolio.

During the 12 months under review, we focused the portfolio's bond portion on intermediate- and long-term bonds in developed industrial markets, with a small amount in what we believed were the highest quality and most liquid bonds available in emerging markets. In our opinion, this combination offered the opportunity for higher long-term returns at the cost of modestly increased short-term volatility.

We trimmed our North American exposure during the second half of the year based on the belief there would be better opportunities for total return in emerging markets and Europe. In Europe, we added to our Italian holdings and initiated several Spanish holdings, while decreasing the portfolio's exposure to Belgium and Germany. We also reduced our stake in the Pacific Rim dollar-bloc countries (Australia and New Zealand) and added to Japan. The fixed-income assets allocated to emerging markets added positively to its 1999 performance, and our Latin American stake nearly doubled over the year, most of which was invested in Mexico. Most of the portfolio's Latin American bonds were U.S. dollar-denominated sovereign Eurobonds with fixed coupons, issued by countries with strong repayment capacity.

Looking forward, the critical issue for global interest rates will be the balance between global growth and inflation, as we believe the world economic growth trend is clearly positive, and global inflation may pick up slightly in the near future. Although this is not considered an ideal environment for high-quality bonds, the management team believes a diversified global fixed-income portfolio should still perform positively in the intermediate term. We expect emerging markets bonds to continue to outperform into the first half of 2000, with some volatility, and feel these positions should offer superior returns during the next two to five years.


[BAR GRAPH]

This graph compares the performance of Templeton Global Asset Allocation Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index and the J.P. Morgan Global Government Bond Index from 5/1/95 - 12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and J.P. Morgan.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                        Templeton Global    MSCI World Index     JP Morgan Global
                        Asset Allocation                         Government Bond
                             Fund -                                   Index
                            Class 1
                      --------------------------------------------------------------
      05/01/1995              $10,000             $10,000              $10,000
      05/31/1995              $10,060             $10,085              $10,279
      06/30/1995              $10,120             $10,083              $10,343
      07/31/1995              $10,330             $10,590              $10,392
      08/31/1995              $10,280             $10,356              $10,103
      09/30/1995              $10,380             $10,660              $10,331
      10/31/1995              $10,310             $10,494              $10,432
      11/30/1995              $10,420             $10,860              $10,548
      12/31/1995              $10,690             $11,180              $10,679
      01/31/1996              $11,066             $11,384              $10,569
      02/29/1996              $11,137             $11,455              $10,508
      03/31/1996              $11,208             $11,648              $10,491
      04/30/1996              $11,411             $11,924              $10,453
      05/31/1996              $11,513             $11,936              $10,463
      06/30/1996              $11,569             $11,999              $10,555
      07/31/1996              $11,396             $11,577              $10,749
      08/31/1996              $11,640             $11,713              $10,794
      09/30/1996              $11,915             $12,173              $10,853
      10/31/1996              $12,047             $12,260              $11,069
      11/30/1996              $12,587             $12,950              $11,227
      12/31/1996              $12,810             $12,745              $11,148
      01/31/1997              $13,024             $12,900              $10,870
      02/28/1997              $13,136             $13,051              $10,794
      03/31/1997              $13,055             $12,795              $10,712
      04/30/1997              $13,085             $13,215              $10,652
      05/31/1997              $13,502             $14,034              $10,903
      06/30/1997              $14,009             $14,735              $11,027
      07/31/1997              $14,760             $15,416              $10,987
      08/31/1997              $14,655             $14,388              $10,973
      09/30/1997              $15,396             $15,171              $11,217
      10/31/1997              $14,342             $14,375              $11,455
      11/30/1997              $14,228             $14,632              $11,317
      12/31/1997              $14,311             $14,812              $11,305
      01/31/1998              $14,228             $15,228              $11,418
      02/28/1998              $15,020             $16,260              $11,503
      03/31/1998              $15,531             $16,949              $11,417
      04/30/1998              $15,563             $17,117              $11,592
      05/31/1998              $15,072             $16,905              $11,642
      06/30/1998              $14,712             $17,309              $11,674
      07/31/1998              $14,802             $17,283              $11,706
      08/31/1998              $12,510             $14,981              $12,030
      09/30/1998              $12,781             $15,249              $12,658
      10/31/1998              $13,662             $16,630              $12,941
      11/30/1998              $14,192             $17,622              $12,795
      12/31/1998              $14,305             $18,486              $13,036
      01/31/1999              $13,933             $18,893              $12,929
      02/28/1999              $13,413             $18,392              $12,497
      03/31/1999              $13,910             $19,161              $12,528
      04/30/1999              $14,983             $19,919              $12,524
      05/31/1999              $14,475             $19,194              $12,304
      06/30/1999              $15,039             $20,092              $12,098
      07/31/1999              $14,918             $20,035              $12,364
      08/31/1999              $14,842             $20,002              $12,396
      09/30/1999              $14,384             $19,811              $12,574
      10/31/1999              $14,321             $20,843              $12,559
      11/30/1999              $14,702             $21,432              $12,410
      12/31/1999              $15,397             $23,170              $12,374




PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and J.P. Morgan.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
-------------------------------------------------------------------------------
1-Year                                                                    +7.53%

3-Year                                                                    +6.29%

Since Inception (5/1/95)                                                  +9.68%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

For an explanation of performance calculations, please see page 53.


Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                    +7.18%

3-Year                                                                    +6.17%

Since Inception (5/1/95)                                                  +9.60%


[BAR GRAPH]

This graph compares the performance of Templeton Global Asset Allocation Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index and the J.P. Morgan Global Government Bond Index from 5/1/95 - 12/31/99.*


                          Templeton Global    MSCI World Index     JP Morgan Global
                          Asset Allocation                         Government Bond
                           Fund - Class 2                               Index
                        -----------------------------------------------------------
       05/01/1995              $10,000             $10,000              $10,000
       05/31/1995              $10,060             $10,085              $10,279
       06/30/1995              $10,120             $10,083              $10,343
       07/31/1995              $10,330             $10,590              $10,392
       08/31/1995              $10,280             $10,356              $10,103
       09/30/1995              $10,380             $10,660              $10,331
       10/31/1995              $10,310             $10,494              $10,432
       11/30/1995              $10,420             $10,860              $10,548
       12/31/1995              $10,690             $11,180              $10,679
       01/31/1996              $11,066             $11,384              $10,569
       02/29/1996              $11,137             $11,455              $10,508
       03/31/1996              $11,208             $11,648              $10,491
       04/30/1996              $11,411             $11,924              $10,453
       05/31/1996              $11,513             $11,936              $10,463
       06/30/1996              $11,569             $11,999              $10,555
       07/31/1996              $11,396             $11,577              $10,749
       08/31/1996              $11,640             $11,713              $10,794
       09/30/1996              $11,915             $12,173              $10,853
       10/31/1996              $12,047             $12,260              $11,069
       11/30/1996              $12,587             $12,950              $11,227
       12/31/1996              $12,810             $12,745              $11,148
       01/31/1997              $13,024             $12,900              $10,870
       02/28/1997              $13,136             $13,051              $10,794
       03/31/1997              $13,055             $12,795              $10,712
       04/30/1997              $13,085             $13,215              $10,652
       05/31/1997              $13,502             $14,034              $10,903
       06/30/1997              $14,009             $14,735              $11,027
       07/31/1997              $14,760             $15,416              $10,987
       08/31/1997              $14,655             $14,388              $10,973
       09/30/1997              $15,396             $15,171              $11,217
       10/31/1997              $14,342             $14,375              $11,455
       11/30/1997              $14,228             $14,632              $11,317
       12/31/1997              $14,311             $14,812              $11,305
       01/31/1998              $14,228             $15,228              $11,418
       02/28/1998              $15,020             $16,260              $11,503
       03/31/1998              $15,531             $16,949              $11,417
       04/30/1998              $15,563             $17,117              $11,592
       05/31/1998              $15,072             $16,905              $11,642
       06/30/1998              $14,712             $17,309              $11,674
       07/31/1998              $14,802             $17,283              $11,706
       08/31/1998              $12,510             $14,981              $12,030
       09/30/1998              $12,781             $15,249              $12,658
       10/31/1998              $13,662             $16,630              $12,941
       11/30/1998              $14,192             $17,622              $12,795
       12/31/1998              $14,305             $18,486              $13,036
       01/31/1999              $13,932             $18,893              $12,929
       02/28/1999              $13,401             $18,392              $12,497
       03/31/1999              $13,899             $19,161              $12,528
       04/30/1999              $14,960             $19,919              $12,524
       05/31/1999              $14,452             $19,194              $12,304
       06/30/1999              $15,005             $20,092              $12,098
       07/31/1999              $14,897             $20,035              $12,364
       08/31/1999              $14,821             $20,002              $12,396
       09/30/1999              $14,363             $19,811              $12,574
       10/31/1999              $14,274             $20,843              $12,559
       11/30/1999              $14,655             $21,432              $12,410
       12/31/1999              $15,347             $23,170              $12,374



*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


PORTFOLIOS SEEKING INCOME

FRANKLIN HIGH INCOME FUND

The past year brought difficult conditions to the fixed-income markets. Strong U.S. economic growth, signs of recovery in most of the overseas financial markets and a weaker dollar characterized the period under review. In the U.S., stronger-than-anticipated growth renewed inflation fears, as the 30-year Treasury bond's yield rose from 5.10% at the beginning of the period to 6.48% on December 31, 1999. Within this environment, the corporate high yield market outperformed most other fixed-income asset classes. This resulted from high yield securities' lower correlation with interest-rate changes, compared with most other fixed-income asset classes. During the year, the fund underperformed its benchmark, the C.S. First Boston Global High Yield Index.

Our most significant sector allocation adjustment for the reporting period was an increase in the portfolio's telecommunications industry weighting. We made this decision based on what we believed were the industry's solid fundamentals, as represented by global deregulation, technological convergence and consolidation. The portfolio benefited as telecommunications proceeded to outperform the overall high yield market for 1999. We focused on telecommunications companies with high quality networks, strong management teams and ready access to capital markets. Solid performers during the period included Intermedia Communications Inc. and Northeast Optic Network Inc.


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

Additionally, we maintained a significant weighting in the wireless communications industry, as increased usage drove industry revenues higher, despite pricing pressures. Notable industry performers during the period included Nextel Communications Inc., Rogers Cantel Mobile Inc. and Dobson/Sygnet Communications Co. We also initiated positions in VoiceStream Wireless Corp., a leading national provider, and Omnipoint Corp., which will be merged into VoiceStream in the first quarter of 2000.

We did not significantly alter other industry weightings within the portfolio. In cable television, we increased our weighting somewhat to take advantage of the potentially positive merger and acquisition environment, initiating new positions in Charter Communications Holdings LLC and United Pan-Europe Communications NV. We slightly reduced our allocation to the industrial segment, taking profits in such solid performers as Simonds Industries Inc. In industries such as media, which we feel offer firm growth potential and insulation from economic cycle volatility, we maintained comfortable weightings.

We focused on securities that we believe will benefit from positive corporate events and improving credit profiles. This philosophy translated into gains during the review period for several fund positions, among them Outdoor Systems Inc., RJR Nabisco Inc., RC/Arby's Corp., Ascent Entertainment Group Inc., Diamond Cable Communications Co., and Shoppers Food Warehouse Corp.

Looking forward, we maintain a positive outlook for both the high yield corporate bond market in general, and the portfolio in particular. We believe the Federal Reserve Board's (the Fed's) ability to successfully alleviate recessionary pressures will largely determine the financial markets' performance in 2000. Specifically, investors are looking to the Fed to engineer "soft landings." This means slowing the growth rate enough to prevent high inflation and interest rates, while, at the same time, maintaining enough momentum to prevent a recession. In our opinion, high yield securities should perform well going forward, despite recent inflationary data. We believe that in addition to solid economic fundamentals, high yield securities' attractive valuations and higher-than-average yield spreads compared to U.S. Treasury bonds should bolster their performance in the months ahead.


INDUSTRY BREAKDOWN
Franklin High Income Fund
12/31/99

                                                                         % OF TOTAL
INDUSTRY                                                                 NET ASSETS
-------------------------------------------------------------------------------------
Telecommunications                                                          29.7%

Consumer Services                                                           21.5%

Process Industries                                                          8.7%

Transportation                                                              5.9%

Producer Manufacturing                                                      4.6%

Energy Minerals                                                             4.3%

Industrial Services                                                         4.2%

Consumer Non-Durables                                                       3.6%

Consumer Durables                                                           2.7%

Technology Services                                                         2.5%

Commercial Services                                                         2.3%

Electronic Technology                                                       2.1%

Finance                                                                     2.0%

Health Services                                                             1.3%

Utilities                                                                   1.2%

Retail Trade                                                                1.2%

Cash & Equivalents                                                          2.2%

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -0.07%

5-Year                                                                    +8.94%

10-Year                                                                   +9.14%

Since Inception (1/24/89)                                                 +8.45%


Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                    -0.37%

5-Year                                                                    +8.88%

10-Year                                                                   +9.11%

Since Inception (1/24/89)                                                 +8.42%

[PIE CHART]

INVESTMENT HOLDINGS
Franklin U.S. Government Fund
Based on Total Net Assets
12/31/99

Mortgage-Backed Securities                                                 75.7%
Agency Notes & Bonds                                                       21.5%
Cash & Equivalents                                                          2.8%

TOTAL RETURN INDEX COMPARISON
Franklin High Income Fund - Class 1
$10,000 Investment (1/1/90 - 12/31/99)

[LINE GRAPH]

This graph compares the performance of Franklin High Income Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the C.S. First Boston Global High Yield Index and the Consumer Price Index from 1/1/90 -12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                         Franklin High      CS First Boston       CPI
                         Income Fund -     Global High Yield
                            Class 1              Index
                        ----------------------------------------------------
        01/01/1990          $10,000              $10,000         $10,000
        01/31/1990           $9,793               $9,648         $10,103
        02/28/1990           $9,645               $9,470         $10,150
        03/31/1990           $9,797               $9,742         $10,206
        04/30/1990           $9,705               $9,783         $10,223
        05/31/1990           $9,766               $9,987         $10,246
        06/30/1990          $10,021              $10,301         $10,301
        07/31/1990          $10,246              $10,634         $10,341
        08/31/1990           $9,766              $10,143         $10,436
        09/30/1990           $9,133               $9,369         $10,523
        10/31/1990           $8,765               $9,134         $10,587
        11/30/1990           $8,959               $9,317         $10,610
        12/31/1990           $9,133               $9,362         $10,610
        01/31/1991           $9,225               $9,618         $10,674
        02/28/1991           $9,807              $10,449         $10,690
        03/31/1991          $10,154              $11,096         $10,706
        04/30/1991          $10,430              $11,557         $10,722
        05/31/1991          $10,522              $11,615         $10,754
        06/30/1991          $10,767              $11,919         $10,785
        07/31/1991          $11,024              $12,322         $10,801
        08/31/1991          $11,226              $12,546         $10,832
        09/30/1991          $11,371              $12,831         $10,880
        10/31/1991          $11,651              $13,256         $10,896
        11/30/1991          $11,786              $13,362         $10,928
        12/31/1991          $11,853              $13,459         $10,936
        01/31/1992          $12,233              $14,007         $10,952
        02/29/1992          $12,446              $14,347         $10,992
        03/31/1992          $12,614              $14,561         $11,048
        04/30/1992          $12,692              $14,573         $11,063
        05/31/1992          $12,871              $14,771         $11,079
        06/30/1992          $12,992              $14,917         $11,118
        07/31/1992          $13,239              $15,147         $11,142
        08/31/1992          $13,462              $15,356         $11,173
        09/30/1992          $13,567              $15,456         $11,204
        10/31/1992          $13,403              $15,295         $11,243
        11/30/1992          $13,661              $15,524         $11,259
        12/31/1992          $13,814              $15,700         $11,251
        01/31/1993          $14,072              $16,128         $11,306
        02/28/1993          $14,295              $16,448         $11,346
        03/31/1993          $14,506              $16,795         $11,386
        04/30/1993          $14,565              $16,890         $11,418
        05/31/1993          $14,706              $17,137         $11,434
        06/30/1993          $15,010              $17,447         $11,450
        07/31/1993          $15,120              $17,629         $11,450
        08/31/1993          $15,205              $17,779         $11,482
        09/30/1993          $15,205              $17,880         $11,506
        10/31/1993          $15,717              $18,207         $11,553
        11/30/1993          $15,814              $18,437         $11,561
        12/31/1993          $15,984              $18,669         $11,561
        01/31/1994          $16,325              $19,001         $11,592
        02/28/1994          $16,204              $19,030         $11,632
        03/31/1994          $15,437              $18,470         $11,671
        04/30/1994          $15,217              $18,223         $11,688
        05/31/1994          $15,266              $18,327         $11,696
        06/30/1994          $15,387              $18,204         $11,736
        07/31/1994          $15,362              $18,289         $11,767
        08/31/1994          $15,477              $18,421         $11,814
        09/30/1994          $15,528              $18,495         $11,846
        10/31/1994          $15,560              $18,508         $11,854
        11/30/1994          $15,457              $18,293         $11,870
        12/31/1994          $15,624              $18,487         $11,870
        01/31/1995          $15,880              $18,681         $11,917
        02/28/1995          $16,494              $19,140         $11,965
        03/31/1995          $16,660              $19,357         $12,005
        04/30/1995          $17,147              $19,786         $12,044
        05/31/1995          $17,620              $20,344         $12,068
        06/30/1995          $17,711              $20,479         $12,092
        07/31/1995          $17,958              $20,796         $12,092
        08/31/1995          $18,013              $20,854         $12,124
        09/30/1995          $18,205              $21,094         $12,148
        10/31/1995          $18,451              $21,328         $12,188
        11/30/1995          $18,396              $21,429         $12,180
        12/31/1995          $18,711              $21,701         $12,171
        01/31/1996          $19,068              $22,113         $12,243
        02/29/1996          $19,259              $22,230         $12,282
        03/31/1996          $19,122              $22,170         $12,346
        04/30/1996          $19,218              $22,290         $12,394
        05/31/1996          $19,369              $22,471         $12,418
        06/30/1996          $19,416              $22,520         $12,425
        07/31/1996          $19,612              $22,723         $12,449
        08/31/1996          $19,958              $22,970         $12,472
        09/30/1996          $20,440              $23,365         $12,512
        10/31/1996          $20,635              $23,562         $12,552
        11/30/1996          $21,012              $23,929         $12,576
        12/31/1996          $21,313              $24,396         $12,576
        01/31/1997          $21,448              $24,574         $12,616
        02/28/1997          $21,824              $25,036         $12,655
        03/31/1997          $21,283              $24,756         $12,687
        04/30/1997          $21,539              $24,976         $12,702
        05/31/1997          $22,035              $25,478         $12,695
        06/30/1997          $22,343              $25,824         $12,710
        07/31/1997          $22,935              $26,372         $12,725
        08/31/1997          $22,985              $26,514         $12,749
        09/30/1997          $23,445              $27,039         $12,781
        10/31/1997          $23,264              $27,037         $12,813
        11/30/1997          $23,544              $27,228         $12,806
        12/31/1997          $23,757              $27,476         $12,790
        01/31/1998          $24,086              $27,943         $12,814
        02/28/1998          $24,234              $28,161         $12,839
        03/31/1998          $24,514              $28,302         $12,863
        04/30/1998          $24,662              $28,514         $12,886
        05/31/1998          $24,645              $28,600         $12,910
        06/30/1998          $24,697              $28,660         $12,925
        07/31/1998          $24,860              $28,861         $12,941
        08/31/1998          $23,179              $26,901         $12,956
        09/30/1998          $23,161              $26,898         $12,972
        10/31/1998          $22,583              $26,363         $13,003
        11/30/1998          $24,047              $27,700         $13,003
        12/31/1998          $23,992              $27,636         $12,995
        01/31/1999          $24,263              $27,896         $13,026
        02/28/1999          $24,048              $27,837         $13,042
        03/31/1999          $24,283              $28,090         $13,081
        04/30/1999          $24,771              $28,711         $13,176
        05/31/1999          $24,246              $28,401         $13,176
        06/30/1999          $24,299              $28,415         $13,176
        07/31/1999          $24,282              $28,430         $13,216
        08/31/1999          $24,006              $28,177         $13,248
        09/30/1999          $23,749              $27,960         $13,311
        10/31/1999          $23,471              $27,823         $13,335
        11/30/1999          $23,983              $28,201         $13,343
        12/31/1999          $23,977              $28,542         $13,343


TOTAL RETURN INDEX COMPARISON
Franklin High Income Fund - Class 2*
$10,000 Investment (1/1/90 - 12/31/99)

[LINE GRAPH]

This graph compares the performance of Franklin High Income Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the C.S. First Boston Global High Yield Index and the Consumer Price Index from 1/1/90 -12/31/99.*


                         Franklin High     CS First Boston          CPI
                         Income Fund -    Global High Yield
                            Class 2             Index
                       ------------------------------------------------------
        01/01/1990          $10,000              $10,000         $10,000
        01/31/1990           $9,793               $9,648         $10,103
        02/28/1990           $9,645               $9,470         $10,150
        03/31/1990           $9,797               $9,742         $10,206
        04/30/1990           $9,705               $9,783         $10,223
        05/31/1990           $9,766               $9,987         $10,246
        06/30/1990          $10,021              $10,301         $10,301
        07/31/1990          $10,246              $10,634         $10,341
        08/31/1990           $9,766              $10,143         $10,436
        09/30/1990           $9,133               $9,369         $10,523
        10/31/1990           $8,765               $9,134         $10,587
        11/30/1990           $8,959               $9,317         $10,610
        12/31/1990           $9,133               $9,362         $10,610
        01/31/1991           $9,225               $9,618         $10,674
        02/28/1991           $9,807              $10,449         $10,690
        03/31/1991          $10,154              $11,096         $10,706
        04/30/1991          $10,430              $11,557         $10,722
        05/31/1991          $10,522              $11,615         $10,754
        06/30/1991          $10,767              $11,919         $10,785
        07/31/1991          $11,024              $12,322         $10,801
        08/31/1991          $11,226              $12,546         $10,832
        09/30/1991          $11,371              $12,831         $10,880
        10/31/1991          $11,651              $13,256         $10,896
        11/30/1991          $11,786              $13,362         $10,928
        12/31/1991          $11,853              $13,459         $10,936
        01/31/1992          $12,233              $14,007         $10,952
        02/29/1992          $12,446              $14,347         $10,992
        03/31/1992          $12,614              $14,561         $11,048
        04/30/1992          $12,692              $14,573         $11,063
        05/31/1992          $12,871              $14,771         $11,079
        06/30/1992          $12,992              $14,917         $11,118
        07/31/1992          $13,239              $15,147         $11,142
        08/31/1992          $13,462              $15,356         $11,173
        09/30/1992          $13,567              $15,456         $11,204
        10/31/1992          $13,403              $15,295         $11,243
        11/30/1992          $13,661              $15,524         $11,259
        12/31/1992          $13,814              $15,700         $11,251
        01/31/1993          $14,072              $16,128         $11,306
        02/28/1993          $14,295              $16,448         $11,346
        03/31/1993          $14,506              $16,795         $11,386
        04/30/1993          $14,565              $16,890         $11,418
        05/31/1993          $14,706              $17,137         $11,434
        06/30/1993          $15,010              $17,447         $11,450
        07/31/1993          $15,120              $17,629         $11,450
        08/31/1993          $15,205              $17,779         $11,482
        09/30/1993          $15,205              $17,880         $11,506
        10/31/1993          $15,717              $18,207         $11,553
        11/30/1993          $15,814              $18,437         $11,561
        12/31/1993          $15,984              $18,669         $11,561
        01/31/1994          $16,325              $19,001         $11,592
        02/28/1994          $16,204              $19,030         $11,632
        03/31/1994          $15,437              $18,470         $11,671
        04/30/1994          $15,217              $18,223         $11,688
        05/31/1994          $15,266              $18,327         $11,696
        06/30/1994          $15,387              $18,204         $11,736
        07/31/1994          $15,362              $18,289         $11,767
        08/31/1994          $15,477              $18,421         $11,814
        09/30/1994          $15,528              $18,495         $11,846
        10/31/1994          $15,560              $18,508         $11,854
        11/30/1994          $15,457              $18,293         $11,870
        12/31/1994          $15,624              $18,487         $11,870
        01/31/1995          $15,880              $18,681         $11,917
        02/28/1995          $16,494              $19,140         $11,965
        03/31/1995          $16,660              $19,357         $12,005
        04/30/1995          $17,147              $19,786         $12,044
        05/31/1995          $17,620              $20,344         $12,068
        06/30/1995          $17,711              $20,479         $12,092
        07/31/1995          $17,958              $20,796         $12,092
        08/31/1995          $18,013              $20,854         $12,124
        09/30/1995          $18,205              $21,094         $12,148
        10/31/1995          $18,451              $21,328         $12,188
        11/30/1995          $18,396              $21,429         $12,180
        12/31/1995          $18,711              $21,701         $12,171
        01/31/1996          $19,068              $22,113         $12,243
        02/29/1996          $19,259              $22,230         $12,282
        03/31/1996          $19,122              $22,170         $12,346
        04/30/1996          $19,218              $22,290         $12,394
        05/31/1996          $19,369              $22,471         $12,418
        06/30/1996          $19,416              $22,520         $12,425
        07/31/1996          $19,612              $22,723         $12,449
        08/31/1996          $19,958              $22,970         $12,472
        09/30/1996          $20,440              $23,365         $12,512
        10/31/1996          $20,635              $23,562         $12,552
        11/30/1996          $21,012              $23,929         $12,576
        12/31/1996          $21,313              $24,396         $12,576
        01/31/1997          $21,448              $24,574         $12,616
        02/28/1997          $21,824              $25,036         $12,655
        03/31/1997          $21,283              $24,756         $12,687
        04/30/1997          $21,539              $24,976         $12,702
        05/31/1997          $22,035              $25,478         $12,695
        06/30/1997          $22,343              $25,824         $12,710
        07/31/1997          $22,935              $26,372         $12,725
        08/31/1997          $22,985              $26,514         $12,749
        09/30/1997          $23,445              $27,039         $12,781
        10/31/1997          $23,264              $27,037         $12,813
        11/30/1997          $23,544              $27,228         $12,806
        12/31/1997          $23,757              $27,476         $12,790
        01/31/1998          $24,086              $27,943         $12,814
        02/28/1998          $24,234              $28,161         $12,839
        03/31/1998          $24,514              $28,302         $12,863
        04/30/1998          $24,662              $28,514         $12,886
        05/31/1998          $24,645              $28,600         $12,910
        06/30/1998          $24,697              $28,660         $12,925
        07/31/1998          $24,860              $28,861         $12,941
        08/31/1998          $23,179              $26,901         $12,956
        09/30/1998          $23,161              $26,898         $12,972
        10/31/1998          $22,583              $26,363         $13,003
        11/30/1998          $24,047              $27,700         $13,003
        12/31/1998          $23,992              $27,636         $12,995
        01/31/1999          $24,263              $27,896         $13,026
        02/28/1999          $24,048              $27,837         $13,042
        03/31/1999          $24,283              $28,090         $13,081
        04/30/1999          $24,752              $28,711         $13,176
        05/31/1999          $24,227              $28,401         $13,176
        06/30/1999          $24,263              $28,415         $13,176
        07/31/1999          $24,246              $28,430         $13,216
        08/31/1999          $23,970              $28,177         $13,248
        09/30/1999          $23,692              $27,960         $13,311
        10/31/1999          $23,415              $27,823         $13,335
        11/30/1999          $23,928              $28,201         $13,343
        12/31/1999          $23,904              $28,542         $13,343


*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN U.S. GOVERNMENT FUND

The year 1999 saw rapid economic growth and a tight labor market, conditions in which inflation rose slightly, but still remained subdued by historical standards. For fixed-income investors, several factors combined to drive bond prices lower during the reporting period. In addition to strong U.S. economic growth, recovering international markets and rising commodity prices led to higher interest rates. For example, the 30-year Treasury bond yield increased from 5.10% at the beginning of the year under review, to 6.48% on December 31, 1999. Interest rates and bond prices move in an inverse relationship, so as interest rates rise, bond prices fall.

With improved national and international financial market conditions, the Federal Reserve Board (the Fed) feared that a labor shortage, reflected by December's unemployment rate decline to 4.1%, would put upward pressure on prices. In a pre-emptive measure to contain long-term inflation, the Fed raised the federal funds target rate three times during the year. This fully reversed all 75 basis points of 1998's easing, returning the federal funds rate to 5.5%.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

Higher interest rates worked their way through the economy over the course of the year. For instance, the Federal Home Loan Mortgage Association (FHLMC or Freddie Mac) conforming 30-year fixed mortgage rate rose from 6.77% to 8.06% during the one-year period ended December 31, 1999. As mortgage rates rose, the incentive for homeowners to refinance their loans declined. This helped Government National Mortgage Association (GNMA or Ginnie Mae) mortgage pass-through securities to significantly outperform Treasury and U.S. government agency securities in 1999.

Going forward, we expect GNMA pass-through securities to continue to perform well. We also believe bond yields may fall again once the Fed completes its current interest-rate raising cycle. As of the end of the reporting period, the market was discounting 0.5% of Fed tightening by the middle of 2000. We will continue to manage Franklin U.S. Government Fund primarily as a mortgage income fund, emphasizing GNMA and other agency mortgage pass-through securities for their potentially attractive income advantages compared with U.S. Treasury securities. Furthermore, the fund will continue to invest in non-mortgage securities, such as Treasury and U.S. government agency securities, for diversification purposes.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TOTAL RETURN INDEX COMPARISON
Franklin High Income Fund - Class 1
$10,000 Investment (1/1/90 - 12/31/99)

[LINE GRAPH]

This graph compares the performance of Franklin U.S. Government Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index from 1/1/90 - 12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                            Franklin U.S.         Lehman Brothers         CPI
                          Government Fund -   Intermediate Government
                               Class 1               Bond Index
                        ---------------------------------------------------------------
      01/01/1990               $10,000                  $10,000         $10,000
      01/31/1990                $9,886                   $9,938         $10,103
      02/28/1990                $9,943                   $9,975         $10,150
      03/31/1990                $9,971                   $9,987         $10,206
      04/30/1990                $9,866                   $9,953         $10,223
      05/31/1990               $10,125                  $10,166         $10,246
      06/30/1990               $10,240                  $10,299         $10,301
      07/31/1990               $10,403                  $10,443         $10,341
      08/31/1990               $10,336                  $10,406         $10,436
      09/30/1990               $10,412                  $10,498         $10,523
      10/31/1990               $10,527                  $10,644         $10,587
      11/30/1990               $10,738                  $10,805         $10,610
      12/31/1990               $10,892                  $10,954         $10,610
      01/31/1991               $11,055                  $11,067         $10,674
      02/28/1991               $11,150                  $11,134         $10,690
      03/31/1991               $11,208                  $11,195         $10,706
      04/30/1991               $11,294                  $11,311         $10,722
      05/31/1991               $11,381                  $11,374         $10,754
      06/30/1991               $11,395                  $11,383         $10,785
      07/31/1991               $11,554                  $11,506         $10,801
      08/31/1991               $11,763                  $11,725         $10,832
      09/30/1991               $12,001                  $11,924         $10,880
      10/31/1991               $12,150                  $12,060         $10,896
      11/30/1991               $12,229                  $12,201         $10,928
      12/31/1991               $12,557                  $12,498         $10,936
      01/31/1992               $12,378                  $12,378         $10,952
      02/29/1992               $12,487                  $12,416         $10,992
      03/31/1992               $12,398                  $12,366         $11,048
      04/30/1992               $12,497                  $12,478         $11,063
      05/31/1992               $12,775                  $12,664         $11,079
      06/30/1992               $12,971                  $12,846         $11,118
      07/31/1992               $13,238                  $13,093         $11,142
      08/31/1992               $13,392                  $13,226         $11,173
      09/30/1992               $13,546                  $13,409         $11,204
      10/31/1992               $13,321                  $13,248         $11,243
      11/30/1992               $13,351                  $13,193         $11,259
      12/31/1992               $13,598                  $13,364         $11,251
      01/31/1993               $13,885                  $13,612         $11,306
      02/28/1993               $14,132                  $13,812         $11,346
      03/31/1993               $14,204                  $13,863         $11,386
      04/30/1993               $14,286                  $13,972         $11,418
      05/31/1993               $14,327                  $13,934         $11,434
      06/30/1993               $14,586                  $14,136         $11,450
      07/31/1993               $14,683                  $14,164         $11,450
      08/31/1993               $14,897                  $14,375         $11,482
      09/30/1993               $14,897                  $14,434         $11,506
      10/31/1993               $14,972                  $14,469         $11,553
      11/30/1993               $14,779                  $14,396         $11,561
      12/31/1993               $14,919                  $14,455         $11,561
      01/31/1994               $15,112                  $14,599         $11,592
      02/28/1994               $14,811                  $14,399         $11,632
      03/31/1994               $14,286                  $14,188         $11,671
      04/30/1994               $14,147                  $14,096         $11,688
      05/31/1994               $14,168                  $14,106         $11,696
      06/30/1994               $14,079                  $14,109         $11,736
      07/31/1994               $14,430                  $14,294         $11,767
      08/31/1994               $14,418                  $14,335         $11,814
      09/30/1994               $14,124                  $14,216         $11,846
      10/31/1994               $14,059                  $14,219         $11,854
      11/30/1994               $14,059                  $14,155         $11,870
      12/31/1994               $14,240                  $14,202         $11,870
      01/31/1995               $14,557                  $14,433         $11,917
      02/28/1995               $14,954                  $14,712         $11,965
      03/31/1995               $15,033                  $14,793         $12,005
      04/30/1995               $15,260                  $14,964         $12,044
      05/31/1995               $15,928                  $15,386         $12,068
      06/30/1995               $16,014                  $15,485         $12,092
      07/31/1995               $15,966                  $15,492         $12,092
      08/31/1995               $16,172                  $15,621         $12,124
      09/30/1995               $16,342                  $15,726         $12,148
      10/31/1995               $16,561                  $15,899         $12,188
      11/30/1995               $16,780                  $16,093         $12,180
      12/31/1995               $17,011                  $16,252         $12,171
      01/31/1996               $17,120                  $16,388         $12,243
      02/29/1996               $16,828                  $16,215         $12,282
      03/31/1996               $16,707                  $16,140         $12,346
      04/30/1996               $16,598                  $16,093         $12,394
      05/31/1996               $16,525                  $16,085         $12,418
      06/30/1996               $16,762                  $16,249         $12,425
      07/31/1996               $16,801                  $16,300         $12,449
      08/31/1996               $16,775                  $16,318         $12,472
      09/30/1996               $17,102                  $16,528         $12,512
      10/31/1996               $17,469                  $16,799         $12,552
      11/30/1996               $17,730                  $17,002         $12,576
      12/31/1996               $17,626                  $16,911         $12,576
      01/31/1997               $17,704                  $16,975         $12,616
      02/28/1997               $17,743                  $17,002         $12,655
      03/31/1997               $17,652                  $16,905         $12,687
      04/30/1997               $17,914                  $17,096         $12,702
      05/31/1997               $18,084                  $17,230         $12,695
      06/30/1997               $18,284                  $17,378         $12,710
      07/31/1997               $18,685                  $17,699         $12,725
      08/31/1997               $18,561                  $17,632         $12,749
      09/30/1997               $18,810                  $17,824         $12,781
      10/31/1997               $19,031                  $18,033         $12,813
      11/30/1997               $19,087                  $18,072         $12,806
      12/31/1997               $19,267                  $18,219         $12,790
      01/31/1998               $19,474                  $18,456         $12,814
      02/28/1998               $19,502                  $18,435         $12,839
      03/31/1998               $19,571                  $18,492         $12,863
      04/30/1998               $19,668                  $18,581         $12,886
      05/31/1998               $19,834                  $18,709         $12,910
      06/30/1998               $19,955                  $18,835         $12,925
      07/31/1998               $20,014                  $18,906         $12,941
      08/31/1998               $20,298                  $19,264         $12,956
      09/30/1998               $20,670                  $19,712         $12,972
      10/31/1998               $20,551                  $19,746         $13,003
      11/30/1998               $20,625                  $19,685         $13,003
      12/31/1998               $20,700                  $19,762         $12,995
      01/31/1999               $20,835                  $19,850         $13,026
      02/28/1999               $20,580                  $19,579         $13,042
      03/31/1999               $20,685                  $19,708         $13,081
      04/30/1999               $20,760                  $19,761         $13,176
      05/31/1999               $20,567                  $19,640         $13,176
      06/30/1999               $20,433                  $19,668         $13,176
      07/31/1999               $20,276                  $19,670         $13,216
      08/31/1999               $20,243                  $19,697         $13,248
      09/30/1999               $20,551                  $19,867         $13,311
      10/31/1999               $20,615                  $19,907         $13,335
      11/30/1999               $20,598                  $19,920         $13,343
      12/31/1999               $20,506                  $19,859         $13,343



Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -0.94%

5-Year                                                                    +7.57%

10-Year                                                                   +7.45%

Since Inception (3/14/89)                                                 +7.40%

TOTAL RETURN INDEX COMPARISON
Franklin High Income Fund - Class 2*
$10,000 Investment (1/1/90 - 12/31/99)

[LINE GRAPH]

This graph compares the performance of Franklin U.S. Government Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index from 1/1/90 - 12/31/99.*


                        Franklin U.S.         Lehman Brothers         CPI
                          Government       Intermediate Government
                        Fund - Class 2           Bond Index
                       --------------------------------------------------------
        01/01/1990          $10,000                   $10,000        $10,000
        01/31/1990           $9,886                    $9,938        $10,103
        02/28/1990           $9,943                    $9,975        $10,150
        03/31/1990           $9,971                    $9,987        $10,206
        04/30/1990           $9,866                    $9,953        $10,223
        05/31/1990          $10,125                   $10,166        $10,246
        06/30/1990          $10,240                   $10,299        $10,301
        07/31/1990          $10,403                   $10,443        $10,341
        08/31/1990          $10,336                   $10,406        $10,436
        09/30/1990          $10,412                   $10,498        $10,523
        10/31/1990          $10,527                   $10,644        $10,587
        11/30/1990          $10,738                   $10,805        $10,610
        12/31/1990          $10,892                   $10,954        $10,610
        01/31/1991          $11,055                   $11,067        $10,674
        02/28/1991          $11,150                   $11,134        $10,690
        03/31/1991          $11,208                   $11,195        $10,706
        04/30/1991          $11,294                   $11,311        $10,722
        05/31/1991          $11,381                   $11,374        $10,754
        06/30/1991          $11,395                   $11,383        $10,785
        07/31/1991          $11,554                   $11,506        $10,801
        08/31/1991          $11,763                   $11,725        $10,832
        09/30/1991          $12,001                   $11,924        $10,880
        10/31/1991          $12,150                   $12,060        $10,896
        11/30/1991          $12,229                   $12,201        $10,928
        12/31/1991          $12,557                   $12,498        $10,936
        01/31/1992          $12,378                   $12,378        $10,952
        02/29/1992          $12,487                   $12,416        $10,992
        03/31/1992          $12,398                   $12,366        $11,048
        04/30/1992          $12,497                   $12,478        $11,063
        05/31/1992          $12,775                   $12,664        $11,079
        06/30/1992          $12,971                   $12,846        $11,118
        07/31/1992          $13,238                   $13,093        $11,142
        08/31/1992          $13,392                   $13,226        $11,173
        09/30/1992          $13,546                   $13,409        $11,204
        10/31/1992          $13,321                   $13,248        $11,243
        11/30/1992          $13,351                   $13,193        $11,259
        12/31/1992          $13,598                   $13,364        $11,251
        01/31/1993          $13,885                   $13,612        $11,306
        02/28/1993          $14,132                   $13,812        $11,346
        03/31/1993          $14,204                   $13,863        $11,386
        04/30/1993          $14,286                   $13,972        $11,418
        05/31/1993          $14,327                   $13,934        $11,434
        06/30/1993          $14,586                   $14,136        $11,450
        07/31/1993          $14,683                   $14,164        $11,450
        08/31/1993          $14,897                   $14,375        $11,482
        09/30/1993          $14,897                   $14,434        $11,506
        10/31/1993          $14,972                   $14,469        $11,553
        11/30/1993          $14,779                   $14,396        $11,561
        12/31/1993          $14,919                   $14,455        $11,561
        01/31/1994          $15,112                   $14,599        $11,592
        02/28/1994          $14,811                   $14,399        $11,632
        03/31/1994          $14,286                   $14,188        $11,671
        04/30/1994          $14,147                   $14,096        $11,688
        05/31/1994          $14,168                   $14,106        $11,696
        06/30/1994          $14,079                   $14,109        $11,736
        07/31/1994          $14,430                   $14,294        $11,767
        08/31/1994          $14,418                   $14,335        $11,814
        09/30/1994          $14,124                   $14,216        $11,846
        10/31/1994          $14,059                   $14,219        $11,854
        11/30/1994          $14,059                   $14,155        $11,870
        12/31/1994          $14,240                   $14,202        $11,870
        01/31/1995          $14,557                   $14,433        $11,917
        02/28/1995          $14,954                   $14,712        $11,965
        03/31/1995          $15,033                   $14,793        $12,005
        04/30/1995          $15,260                   $14,964        $12,044
        05/31/1995          $15,928                   $15,386        $12,068
        06/30/1995          $16,014                   $15,485        $12,092
        07/31/1995          $15,966                   $15,492        $12,092
        08/31/1995          $16,172                   $15,621        $12,124
        09/30/1995          $16,342                   $15,726        $12,148
        10/31/1995          $16,561                   $15,899        $12,188
        11/30/1995          $16,780                   $16,093        $12,180
        12/31/1995          $17,011                   $16,252        $12,171
        01/31/1996          $17,120                   $16,388        $12,243
        02/29/1996          $16,828                   $16,215        $12,282
        03/31/1996          $16,707                   $16,140        $12,346
        04/30/1996          $16,598                   $16,093        $12,394
        05/31/1996          $16,525                   $16,085        $12,418
        06/30/1996          $16,762                   $16,249        $12,425
        07/31/1996          $16,801                   $16,300        $12,449
        08/31/1996          $16,775                   $16,318        $12,472
        09/30/1996          $17,102                   $16,528        $12,512
        10/31/1996          $17,469                   $16,799        $12,552
        11/30/1996          $17,730                   $17,002        $12,576
        12/31/1996          $17,626                   $16,911        $12,576
        01/31/1997          $17,704                   $16,975        $12,616
        02/28/1997          $17,743                   $17,002        $12,655
        03/31/1997          $17,652                   $16,905        $12,687
        04/30/1997          $17,914                   $17,096        $12,702
        05/31/1997          $18,084                   $17,230        $12,695
        06/30/1997          $18,284                   $17,378        $12,710
        07/31/1997          $18,685                   $17,699        $12,725
        08/31/1997          $18,561                   $17,632        $12,749
        09/30/1997          $18,810                   $17,824        $12,781
        10/31/1997          $19,031                   $18,033        $12,813
        11/30/1997          $19,087                   $18,072        $12,806
        12/31/1997          $19,267                   $18,219        $12,790
        01/31/1998          $19,474                   $18,456        $12,814
        02/28/1998          $19,502                   $18,435        $12,839
        03/31/1998          $19,571                   $18,492        $12,863
        04/30/1998          $19,668                   $18,581        $12,886
        05/31/1998          $19,834                   $18,709        $12,910
        06/30/1998          $19,955                   $18,835        $12,925
        07/31/1998          $20,014                   $18,906        $12,941
        08/31/1998          $20,298                   $19,264        $12,956
        09/30/1998          $20,670                   $19,712        $12,972
        10/31/1998          $20,551                   $19,746        $13,003
        11/30/1998          $20,625                   $19,685        $13,003
        12/31/1998          $20,700                   $19,762        $12,995
        01/31/1999          $20,835                   $19,850        $13,026
        02/28/1999          $20,580                   $19,579        $13,042
        03/31/1999          $20,685                   $19,708        $13,081
        04/30/1999          $20,745                   $19,761        $13,176
        05/31/1999          $20,552                   $19,640        $13,176
        06/30/1999          $20,402                   $19,668        $13,176
        07/31/1999          $20,245                   $19,670        $13,216
        08/31/1999          $20,213                   $19,697        $13,248
        09/30/1999          $20,520                   $19,867        $13,311
        10/31/1999          $20,569                   $19,907        $13,335
        11/30/1999          $20,553                   $19,920        $13,343
        12/31/1999          $20,472                   $19,859        $13,343



Average Annual Total Return - Class 2*
--------------------------------------------------------------------------------
1-Year                                                                    -1.10%

5-Year                                                                    +7.53%

10-Year                                                                   +7.43%

Since Inception (3/14/89)                                                 +7.38%


*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

FRANKLIN ZERO COUPON 2000 FUND
FRANKLIN ZERO COUPON 2005 FUND
FRANKLIN ZERO COUPON 2010 FUND

Many challenges faced fixed-income investors in 1999. Several factors combined to push bond prices lower during the year. Strong U.S. economic growth, recovering international markets and rising commodity prices led to higher interest rates during the period under review. For example, yield on the 10-year Treasury note, a good proxy for securities in the Zero Coupon 2010 Fund, increased from 4.69% at the beginning of the period under review, to 6.44% on December 31, 1999. Interest rates and bond prices move in an inverse relationship, so as interest rates rise, bond prices fall.

The U.S. economic expansion brought with it low unemployment and inflation, which although restrained by historical standards, was still slightly higher than 1998's. In an effort to prevent inflationary pressures from developing, the Federal Reserve Board took back all of late 1998's 0.75% easing, raising the federal funds target rate three times to 5.50% during the reporting period.

Franklin Zero Coupon Funds invest primarily in securities issued by government sponsored agencies. In our opinion, there is only the slightest amount of additional risk in these securities relative to direct obligations of the U.S. government. Due to the inverse relationship zero coupon bond prices have with interest rates, all three portfolios suffered from the rising interest rates during the year. Keep in mind that, with less than one year to target maturity, the Zero Coupon 2000 portfolio will become increasingly less sensitive to interest-rate changes, which will reduce the portfolio's risk but also diminish any chances for capital appreciation.

Normally, individual zero coupon bonds will return a fixed rate, if held to maturity. Zero coupon investments, therefore, can be attractive for relatively short-term investors and risk-averse, long-term investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow into or out of the portfolio, or vary with market conditions. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity.

Looking ahead, we believe inflation should remain subdued, making fixed-income investments attractive. Zero coupon bonds and our zero coupon portfolios, while subject to price fluctuation as a result of interest-rate volatility, can offer investors relatively certain returns if held to maturity. For each portfolio, we strive to maintain the weighted average maturity as close to the target maturity as possible so that the portfolio will mirror the features of a zero coupon bond.

TOTAL RETURN INDEX COMPARISON
Franklin Zero Coupon Fund - 2000
$10,000 Investment (1/1/90 - 12/31/99)

[LINE GRAPH]


                      Franklin Zero     Merrill Lynch      Merrill Lynch         CPI
                      Coupon Fund -      Zero Coupon        Zero Coupon
                           2000          1-Year Bond        5-Year Bond
                                         Total Return       Total Return
                                             Index             Index
                  ----------------------------------------------------------------------
       01/01/1990          $10,000            $10,000           $10,000         $10,000
       01/31/1990           $9,576            $10,044            $9,829         $10,103
       02/28/1990           $9,567            $10,105            $9,839         $10,150
       03/31/1990           $9,559            $10,164            $9,838         $10,206
       04/30/1990           $9,179            $10,215            $9,738         $10,223
       05/31/1990           $9,624            $10,332           $10,034         $10,246
       06/30/1990           $9,866            $10,415           $10,198         $10,301
       07/31/1990           $9,996            $10,523           $10,378         $10,341
       08/31/1990           $9,550            $10,592           $10,242         $10,436
       09/30/1990           $9,671            $10,660           $10,340         $10,523
       10/31/1990           $9,903            $10,763           $10,552         $10,587
       11/30/1990          $10,396            $10,849           $10,834         $10,610
       12/31/1990          $10,591            $10,954           $11,022         $10,610
       01/31/1991          $10,711            $11,052           $11,134         $10,674
       02/28/1991          $10,730            $11,126           $11,173         $10,690
       03/31/1991          $10,711            $11,207           $11,214         $10,706
       04/30/1991          $10,888            $11,297           $11,391         $10,722
       05/31/1991          $10,879            $11,363           $11,427         $10,754
       06/30/1991          $10,819            $11,406           $11,403         $10,785
       07/31/1991          $10,963            $11,494           $11,566         $10,801
       08/31/1991          $11,385            $11,606           $11,911         $10,832
       09/30/1991          $11,798            $11,696           $12,215         $10,880
       10/31/1991          $11,875            $11,793           $12,407         $10,896
       11/30/1991          $12,038            $11,906           $12,619         $10,928
       12/31/1991          $12,575            $12,041           $12,921         $10,936
       01/31/1992          $12,172            $12,083           $12,707         $10,952
       02/29/1992          $12,249            $12,123           $12,728         $10,992
       03/31/1992          $12,153            $12,136           $12,601         $11,048
       04/30/1992          $12,201            $12,247           $12,708         $11,063
       05/31/1992          $12,499            $12,311           $13,024         $11,079
       06/30/1992          $12,860            $12,389           $13,309         $11,118
       07/31/1992          $13,430            $12,492           $13,689         $11,142
       08/31/1992          $13,610            $12,536           $13,913         $11,173
       09/30/1992          $13,990            $12,623           $14,219         $11,204
       10/31/1992          $13,630            $12,604           $13,906         $11,243
       11/30/1992          $13,490            $12,620           $13,750         $11,259
       12/31/1992          $13,880            $12,706           $14,006         $11,251
       01/31/1993          $14,250            $12,796           $14,435         $11,306
       02/28/1993          $14,790            $12,845           $14,774         $11,346
       03/31/1993          $14,970            $12,879           $14,838         $11,386
       04/30/1993          $15,040            $12,935           $15,015         $11,418
       05/31/1993          $15,030            $12,930           $14,938         $11,434
       06/30/1993          $15,621            $12,993           $15,277         $11,450
       07/31/1993          $15,715            $13,031           $15,289         $11,450
       08/31/1993          $16,122            $13,093           $15,648         $11,482
       09/30/1993          $16,226            $13,130           $15,725         $11,506
       10/31/1993          $16,362            $13,160           $15,733         $11,553
       11/30/1993          $15,976            $13,186           $15,574         $11,561
       12/31/1993          $16,122            $13,240           $15,656         $11,561
       01/31/1994          $16,404            $13,299           $15,877         $11,592
       02/28/1994          $15,819            $13,276           $15,506         $11,632
       03/31/1994          $15,287            $13,276           $15,107         $11,671
       04/30/1994          $15,099            $13,266           $14,923         $11,688
       05/31/1994          $15,099            $13,300           $14,933         $11,696
       06/30/1994          $15,090            $13,351           $14,902         $11,736
       07/31/1994          $15,388            $13,438           $15,176         $11,767
       08/31/1994          $15,388            $13,494           $15,226         $11,814
       09/30/1994          $15,090            $13,509           $14,966         $11,846
       10/31/1994          $15,012            $13,557           $14,935         $11,854
       11/30/1994          $14,935            $13,543           $14,818         $11,870
       12/31/1994          $15,034            $13,588           $14,951         $11,870
       01/31/1995          $15,332            $13,736           $15,240         $11,917
       02/28/1995          $15,807            $13,875           $15,529         $11,965
       03/31/1995          $15,895            $13,967           $15,592         $12,005
       04/30/1995          $16,127            $14,058           $15,835         $12,044
       05/31/1995          $16,966            $14,216           $16,589         $12,068
       06/30/1995          $17,104            $14,295           $16,726         $12,092
       07/31/1995          $16,988            $14,349           $16,644         $12,092
       08/31/1995          $17,184            $14,452           $16,804         $12,124
       09/30/1995          $17,311            $14,490           $16,933         $12,148
       10/31/1995          $17,623            $14,578           $17,199         $12,188
       11/30/1995          $17,922            $14,677           $17,519         $12,180
       12/31/1995          $18,142            $14,769           $17,740         $12,171
       01/31/1996          $18,349            $14,863           $17,933         $12,243
       02/29/1996          $17,992            $14,887           $17,593         $12,282
       03/31/1996          $17,773            $14,919           $17,370         $12,346
       04/30/1996          $17,634            $14,961           $17,174         $12,394
       05/31/1996          $17,553            $15,027           $17,091         $12,418
       06/30/1996          $17,762            $15,106           $17,343         $12,425
       07/31/1996          $17,811            $15,176           $17,344         $12,449
       08/31/1996          $17,787            $15,260           $17,298         $12,472
       09/30/1996          $18,080            $15,359           $17,618         $12,512
       10/31/1996          $18,484            $15,476           $18,046         $12,552
       11/30/1996          $18,765            $15,567           $18,385         $12,576
       12/31/1996          $18,582            $15,596           $18,122         $12,576
       01/31/1997          $18,643            $15,675           $18,168         $12,616
       02/28/1997          $18,643            $15,731           $18,157         $12,655
       03/31/1997          $18,496            $15,764           $17,925         $12,687
       04/30/1997          $18,704            $15,866           $18,200         $12,702
       05/31/1997          $18,863            $15,972           $18,365         $12,695
       06/30/1997          $19,021            $16,054           $18,563         $12,710
       07/31/1997          $19,416            $16,176           $19,134         $12,725
       08/31/1997          $19,310            $16,224           $18,899         $12,749
       09/30/1997          $19,521            $16,315           $19,187         $12,781
       10/31/1997          $19,744            $16,413           $19,525         $12,813
       11/30/1997          $19,757            $16,453           $19,526         $12,806
       12/31/1997          $19,902            $16,545           $19,754         $12,790
       01/31/1998          $20,191            $16,654           $20,115         $12,814
       02/28/1998          $20,152            $16,683           $20,031         $12,839
       03/31/1998          $20,204            $16,754           $20,066         $12,863
       04/30/1998          $20,310            $16,840           $20,151         $12,886
       05/31/1998          $20,441            $16,916           $20,317         $12,910
       06/30/1998          $20,557            $16,994           $20,486         $12,925
       07/31/1998          $20,658            $17,072           $20,533         $12,941
       08/31/1998          $20,962            $17,216           $21,196         $12,956
       09/30/1998          $21,294            $17,373           $21,923         $12,972
       10/31/1998          $21,380            $17,463           $21,887         $13,003
       11/30/1998          $21,337            $17,506           $21,729         $13,003
       12/31/1998          $21,395            $17,577           $21,845         $12,995
       01/31/1999          $21,468            $17,639           $22,047         $13,026
       02/28/1999          $21,367            $17,654           $21,386         $13,042
       03/31/1999          $21,497            $17,746           $21,519         $13,081
       04/30/1999          $21,555            $17,806           $21,602         $13,176
       05/31/1999          $21,540            $17,856           $21,254         $13,176
       06/30/1999          $21,613            $17,920           $21,268         $13,176
       07/31/1999          $21,665            $17,977           $21,143         $13,216
       08/31/1999          $21,730            $18,052           $21,160         $13,248
       09/30/1999          $21,843            $18,155           $21,386         $13,311
       10/31/1999          $21,909            $18,228           $21,384         $13,335
       11/30/1999          $21,974            $18,282           $21,348         $13,343
       12/31/1999          $22,051            $18,340           $21,187         $13,343

The graph shows the Merrill Lynch Zero Coupon 5- and 1-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2000 target date. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1

1-Year                            +3.07%

5-Year                            +7.96%

10-Year                           +8.23%

Since Inception (3/14/89)         +8.62%

TOTAL RETURN INDEX COMPARISON
Franklin Zero Coupon Fund - 2005
$10,000 Investment (1/1/90 - 12/31/99)

[LINE GRAPH]


                         Franklin     Merrill Lynch        Merrill Lynch         CPI
                       Zero Coupon     Zero Coupon          Zero Coupon
                       Fund - 2005     5-Year Bond         10-Year Bond
                                       Total Return        Total Return
                                          Index                Index
                 ----------------------------------------------------------------------
      01/01/1990          $10,000            $10,000           $10,000         $10,000
      01/31/1990           $9,219             $9,829            $9,594         $10,103
      02/28/1990           $9,228             $9,839            $9,573         $10,150
      03/31/1990           $9,191             $9,838            $9,566         $10,206
      04/30/1990           $8,694             $9,738            $9,298         $10,223
      05/31/1990           $9,320            $10,034            $9,742         $10,246
      06/30/1990           $9,597            $10,198            $9,974         $10,301
      07/31/1990           $9,689            $10,378           $10,082         $10,341
      08/31/1990           $8,924            $10,242            $9,606         $10,436
      09/30/1990           $9,108            $10,340            $9,715         $10,523
      10/31/1990           $9,320            $10,552           $10,029         $10,587
      11/30/1990           $9,993            $10,834           $10,465         $10,610
      12/31/1990          $10,269            $11,022           $10,701         $10,610
      01/31/1991          $10,389            $11,134           $10,809         $10,674
      02/28/1991          $10,389            $11,173           $10,823         $10,690
      03/31/1991          $10,315            $11,214           $10,900         $10,706
      04/30/1991          $10,518            $11,391           $11,077         $10,722
      05/31/1991          $10,407            $11,427           $11,064         $10,754
      06/30/1991          $10,283            $11,403           $10,987         $10,785
      07/31/1991          $10,465            $11,566           $11,180         $10,801
      08/31/1991          $10,982            $11,911           $11,624         $10,832
      09/30/1991          $11,528            $12,215           $12,024         $10,880
      10/31/1991          $11,480            $12,407           $12,081         $10,896
      11/30/1991          $11,538            $12,619           $12,252         $10,928
      12/31/1991          $12,198            $12,921           $12,922         $10,936
      01/31/1992          $11,777            $12,707           $12,383         $10,952
      02/29/1992          $11,806            $12,728           $12,457         $10,992
      03/31/1992          $11,720            $12,601           $12,296         $11,048
      04/30/1992          $11,691            $12,708           $12,245         $11,063
      05/31/1992          $12,122            $13,024           $12,602         $11,079
      06/30/1992          $12,329            $13,309           $12,898         $11,118
      07/31/1992          $13,023            $13,689           $13,495         $11,142
      08/31/1992          $13,124            $13,913           $13,648         $11,173
      09/30/1992          $13,627            $14,219           $14,071         $11,204
      10/31/1992          $13,134            $13,906           $13,661         $11,243
      11/30/1992          $13,244            $13,750           $13,649         $11,259
      12/31/1992          $13,697            $14,006           $14,121         $11,251
      01/31/1993          $14,129            $14,435           $14,685         $11,306
      02/28/1993          $14,914            $14,774           $15,259         $11,346
      03/31/1993          $15,055            $14,838           $15,303         $11,386
      04/30/1993          $15,045            $15,015           $15,516         $11,418
      05/31/1993          $15,045            $14,938           $15,431         $11,434
      06/30/1993          $16,063            $15,277           $16,278         $11,450
      07/31/1993          $16,240            $15,289           $16,412         $11,450
      08/31/1993          $16,791            $15,648           $17,039         $11,482
      09/30/1993          $16,968            $15,725           $17,242         $11,506
      10/31/1993          $17,208            $15,733           $17,315         $11,553
      11/30/1993          $16,552            $15,574           $16,738         $11,561
      12/31/1993          $16,739            $15,656           $16,886         $11,561
      01/31/1994          $17,229            $15,877           $17,378         $11,592
      02/28/1994          $16,260            $15,506           $16,550         $11,632
      03/31/1994          $15,376            $15,107           $15,699         $11,671
      04/30/1994          $15,136            $14,923           $15,453         $11,688
      05/31/1994          $15,105            $14,933           $15,375         $11,696
      06/30/1994          $15,005            $14,902           $15,260         $11,736
      07/31/1994          $15,467            $15,176           $15,698         $11,767
      08/31/1994          $15,423            $15,226           $15,724         $11,814
      09/30/1994          $14,862            $14,966           $15,158         $11,846
      10/31/1994          $14,774            $14,935           $15,047         $11,854
      11/30/1994          $14,862            $14,818           $15,119         $11,870
      12/31/1994          $15,137            $14,951           $15,381         $11,870
      01/31/1995          $15,478            $15,240           $15,788         $11,917
      02/28/1995          $15,995            $15,529           $16,396         $11,965
      03/31/1995          $16,127            $15,592           $16,510         $12,005
      04/30/1995          $16,490            $15,835           $16,832         $12,044
      05/31/1995          $17,920            $16,589           $18,242         $12,068
      06/30/1995          $18,051            $16,726           $18,482         $12,092
      07/31/1995          $17,729            $16,644           $18,177         $12,092
      08/31/1995          $18,108            $16,804           $18,536         $12,124
      09/30/1995          $18,429            $16,933           $18,841         $12,148
      10/31/1995          $18,934            $17,199           $19,319         $12,188
      11/30/1995          $19,451            $17,519           $19,910         $12,180
      12/31/1995          $19,944            $17,740           $20,396         $12,171
      01/31/1996          $20,013            $17,933           $20,439         $12,243
      02/29/1996          $19,060            $17,593           $19,468         $12,282
      03/31/1996          $18,762            $17,370           $19,093         $12,346
      04/30/1996          $18,418            $17,174           $18,644         $12,394
      05/31/1996          $18,211            $17,091           $18,524         $12,418
      06/30/1996          $18,618            $17,343           $18,940         $12,425
      07/31/1996          $18,618            $17,344           $18,934         $12,449
      08/31/1996          $18,448            $17,298           $18,730         $12,472
      09/30/1996          $18,946            $17,618           $19,286         $12,512
      10/31/1996          $19,698            $18,046           $20,049         $12,552
      11/30/1996          $20,281            $18,385           $20,762         $12,576
      12/31/1996          $19,844            $18,122           $20,192         $12,576
      01/31/1997          $19,771            $18,168           $20,111         $12,616
      02/28/1997          $19,747            $18,157           $20,113         $12,655
      03/31/1997          $19,334            $17,925           $19,535         $12,687
      04/30/1997          $19,771            $18,200           $20,060         $12,702
      05/31/1997          $19,977            $18,365           $20,297         $12,695
      06/30/1997          $20,273            $18,563           $20,657         $12,710
      07/31/1997          $21,232            $19,134           $21,829         $12,725
      08/31/1997          $20,752            $18,899           $21,182         $12,749
      09/30/1997          $21,232            $19,187           $21,794         $12,781
      10/31/1997          $21,763            $19,525           $22,473         $12,813
      11/30/1997          $21,789            $19,526           $22,587         $12,806
      12/31/1997          $22,100            $19,754           $23,028         $12,790
      01/31/1998          $22,580            $20,115           $23,505         $12,814
      02/28/1998          $22,450            $20,031           $23,367         $12,839
      03/31/1998          $22,476            $20,066           $23,380         $12,863
      04/30/1998          $22,554            $20,151           $23,462         $12,886
      05/31/1998          $22,904            $20,317           $23,835         $12,910
      06/30/1998          $23,173            $20,486           $24,268         $12,925
      07/31/1998          $23,173            $20,533           $24,294         $12,941
      08/31/1998          $24,000            $21,196           $25,515         $12,956
      09/30/1998          $25,024            $21,923           $26,904         $12,972
      10/31/1998          $24,897            $21,887           $26,418         $13,003
      11/30/1998          $24,715            $21,729           $26,512         $13,003
      12/31/1998          $24,869            $21,845           $26,603         $12,995
      01/31/1999          $24,966            $22,047           $26,791         $13,026
      02/28/1999          $24,040            $21,386           $25,337         $13,042
      03/31/1999          $24,180            $21,519           $25,316         $13,081
      04/30/1999          $24,235            $21,602           $25,476         $13,176
      05/31/1999          $23,702            $21,254           $24,744         $13,176
      06/30/1999          $23,631            $21,268           $24,611         $13,176
      07/31/1999          $23,565            $21,143           $24,236         $13,216
      08/31/1999          $23,445            $21,160           $24,179         $13,248
      09/30/1999          $23,717            $21,386           $24,465         $13,311
      10/31/1999          $23,657            $21,384           $24,425         $13,335
      11/30/1999          $23,598            $21,348           $24,257         $13,343
      12/31/1999          $23,407            $21,187           $23,851         $13,343

The graph shows the Merrill Lynch Zero Coupon 5- and 10-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2005 target date. PERFORMANCES SHOWN IN THE GRAPHS REFLECT ALL FUND OPERATING EXPENSES BUT DO NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1

1-Year                        -5.88%

5-Year                        +9.11%

10-Year                       +8.88%

Since Inception (3/14/89)     +9.63%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

The graph shows the Merrill Lynch Zero Coupon 10- and 20-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2010 target date. PERFORMANCES SHOWN IN THE GRAPHS REFLECT ALL FUND OPERATING EXPENSES BUT DO NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1

1-Year                         -12.24%

5-Year                         +10.22%

10-Year                         +9.25%

Since Inception (3/14/89)      +10.04%

TOTAL RETURN INDEX COMPARISON
Franklin Zero Coupon Fund - 2010
$10,000 Investment (1/1/90 - 12/31/99)

[LINE GRAPH]


                          Franklin       Merrill Lynch      Merrill Lynch         CPI
                        Zero Coupon       Zero Coupon        Zero Coupon
                        Fund - 2010       10-Year Bond      20-Year Bond
                                       Total Return Index   Total Return
                                                                Index
                     ----------------------------------------------------------------------
       01/01/1990          $10,000            $10,000           $10,000         $10,000
       01/31/1990           $9,113             $9,594            $9,248         $10,103
       02/28/1990           $9,070             $9,573            $9,041         $10,150
       03/31/1990           $8,957             $9,566            $8,955         $10,206
       04/30/1990           $8,314             $9,298            $8,423         $10,223
       05/31/1990           $9,145             $9,742            $9,247         $10,246
       06/30/1990           $9,529             $9,974            $9,628         $10,301
       07/31/1990           $9,592            $10,082            $9,588         $10,341
       08/31/1990           $8,537             $9,606            $8,532         $10,436
       09/30/1990           $8,743             $9,715            $8,709         $10,523
       10/31/1990           $8,922            $10,029            $8,962         $10,587
       11/30/1990           $9,708            $10,465            $9,769         $10,610
       12/31/1990          $10,057            $10,701           $10,027         $10,610
       01/31/1991          $10,209            $10,809           $10,232         $10,674
       02/28/1991          $10,173            $10,823           $10,140         $10,690
       03/31/1991          $10,048            $10,900           $10,214         $10,706
       04/30/1991          $10,289            $11,077           $10,398         $10,722
       05/31/1991          $10,066            $11,064           $10,279         $10,754
       06/30/1991           $9,829            $10,987           $10,072         $10,785
       07/31/1991          $10,008            $11,180           $10,283         $10,801
       08/31/1991          $10,647            $11,624           $10,891         $10,832
       09/30/1991          $11,249            $12,024           $11,453         $10,880
       10/31/1991          $11,080            $12,081           $11,273         $10,896
       11/30/1991          $10,977            $12,252           $11,367         $10,928
       12/31/1991          $11,842            $12,922           $12,285         $10,936
       01/31/1992          $11,409            $12,383           $11,750         $10,952
       02/29/1992          $11,447            $12,457           $11,803         $10,992
       03/31/1992          $11,400            $12,296           $11,611         $11,048
       04/30/1992          $11,240            $12,245           $11,402         $11,063
       05/31/1992          $11,851            $12,602           $11,884         $11,079
       06/30/1992          $11,865            $12,898           $11,917         $11,118
       07/31/1992          $12,574            $13,495           $12,719         $11,142
       08/31/1992          $12,644            $13,648           $12,676         $11,173
       09/30/1992          $12,853            $14,071           $12,782         $11,204
       10/31/1992          $12,384            $13,661           $12,516         $11,243
       11/30/1992          $12,724            $13,649           $12,809         $11,259
       12/31/1992          $13,322            $14,121           $13,352         $11,251
       01/31/1993          $13,602            $14,685           $13,791         $11,306
       02/28/1993          $14,390            $15,259           $14,639         $11,346
       03/31/1993          $14,689            $15,303           $14,536         $11,386
       04/30/1993          $14,540            $15,516           $14,715         $11,418
       05/31/1993          $14,630            $15,431           $14,858         $11,434
       06/30/1993          $15,554            $16,278           $16,023         $11,450
       07/31/1993          $16,076            $16,412           $16,724         $11,450
       08/31/1993          $16,897            $17,039           $17,801         $11,482
       09/30/1993          $17,035            $17,242           $17,744         $11,506
       10/31/1993          $17,366            $17,315           $18,070         $11,553
       11/30/1993          $16,652            $16,738           $17,342         $11,561
       12/31/1993          $16,715            $16,886           $17,281         $11,561
       01/31/1994          $17,387            $17,378           $17,972         $11,592
       02/28/1994          $16,182            $16,550           $16,739         $11,632
       03/31/1994          $15,212            $15,699           $15,686         $11,671
       04/30/1994          $14,957            $15,453           $15,281         $11,688
       05/31/1994          $14,722            $15,375           $14,813         $11,696
       06/30/1994          $14,532            $15,260           $14,578         $11,736
       07/31/1994          $15,286            $15,698           $15,502         $11,767
       08/31/1994          $14,978            $15,724           $15,033         $11,814
       09/30/1994          $14,281            $15,158           $14,187         $11,846
       10/31/1994          $14,184            $15,047           $14,105         $11,854
       11/30/1994          $14,435            $15,119           $14,449         $11,870
       12/31/1994          $14,881            $15,381           $14,986         $11,870
       01/31/1995          $15,270            $15,788           $15,564         $11,917
       02/28/1995          $15,727            $16,396           $16,052         $11,965
       03/31/1995          $15,887            $16,510           $16,251         $12,005
       04/30/1995          $16,321            $16,832           $16,611         $12,044
       05/31/1995          $18,344            $18,242           $19,020         $12,068
       06/30/1995          $18,434            $18,482           $19,277         $12,092
       07/31/1995          $17,951            $18,177           $18,733         $12,092
       08/31/1995          $18,481            $18,536           $19,474         $12,124
       09/30/1995          $18,929            $18,841           $20,037         $12,148
       10/31/1995          $19,812            $19,319           $21,152         $12,188
       11/30/1995          $20,483            $19,910           $21,947         $12,180
       12/31/1995          $21,249            $20,396           $22,964         $12,171
       01/31/1996          $21,202            $20,439           $22,743         $12,243
       02/29/1996          $19,576            $19,468           $20,647         $12,282
       03/31/1996          $19,105            $19,093           $19,858         $12,346
       04/30/1996          $18,599            $18,644           $19,139         $12,394
       05/31/1996          $18,422            $18,524           $19,141         $12,418
       06/30/1996          $18,990            $18,940           $19,807         $12,425
       07/31/1996          $18,952            $18,934           $19,756         $12,449
       08/31/1996          $18,533            $18,730           $19,102         $12,472
       09/30/1996          $19,282            $19,286           $20,054         $12,512
       10/31/1996          $20,361            $20,049           $21,373         $12,552
       11/30/1996          $21,300            $20,762           $22,699         $12,576
       12/31/1996          $20,678            $20,192           $21,649         $12,576
       01/31/1997          $20,373            $20,111           $21,256         $12,616
       02/28/1997          $20,335            $20,113           $21,201         $12,655
       03/31/1997          $19,726            $19,535           $20,204         $12,687
       04/30/1997          $20,361            $20,060           $21,028         $12,702
       05/31/1997          $20,614            $20,297           $21,300         $12,695
       06/30/1997          $21,062            $20,657           $22,000         $12,710
       07/31/1997          $22,685            $21,829           $24,513         $12,725
       08/31/1997          $21,752            $21,182           $23,109         $12,749
       09/30/1997          $22,549            $21,794           $24,305         $12,781
       10/31/1997          $23,428            $22,473           $25,757         $12,813
       11/30/1997          $23,617            $22,587           $26,483         $12,806
       12/31/1997          $24,104            $23,028           $27,205         $12,790
       01/31/1998          $24,699            $23,505           $27,824         $12,814
       02/28/1998          $24,469            $23,367           $27,405         $12,839
       03/31/1998          $24,483            $23,380           $27,543         $12,863
       04/30/1998          $24,537            $23,462           $27,538         $12,886
       05/31/1998          $25,118            $23,835           $28,425         $12,910
       06/30/1998          $25,718            $24,268           $29,645         $12,925
       07/31/1998          $25,588            $24,294           $29,208         $12,941
       08/31/1998          $26,862            $25,515           $31,162         $12,956
       09/30/1998          $28,224            $26,904           $32,103         $12,972
       10/31/1998          $27,514            $26,418           $30,776         $13,003
       11/30/1998          $27,615            $26,512           $31,959         $13,003
       12/31/1998          $27,587            $26,603           $31,552         $12,995
       01/31/1999          $27,747            $26,791           $31,961         $13,026
       02/28/1999          $26,154            $25,337           $29,437         $13,042
       03/31/1999          $26,211            $25,316           $29,110         $13,081
       04/30/1999          $26,240            $25,476           $29,178         $13,176
       05/31/1999          $25,429            $24,744           $28,500         $13,176
       06/30/1999          $25,155            $24,611           $27,789         $13,176
       07/31/1999          $25,019            $24,236           $27,378         $13,216
       08/31/1999          $24,731            $24,179           $27,101         $13,248
       09/30/1999          $25,033            $24,465           $27,219         $13,311
       10/31/1999          $24,795            $24,425           $27,231         $13,335
       11/30/1999          $24,651            $24,257           $27,012         $13,343
       12/31/1999          $24,211            $23,851           $26,139         $13,343




TEMPLETON GLOBAL INCOME SECURITIES FUND

During the year under review, a booming U.S. economy, renewed European economic growth, a surprising strengthening of Asian economies -- especially Japan's -- and an upswing in the economies of many Latin American nations all contributed to concerns about inflation and rising interest rates. Global bond markets generally performed poorly, and the J.P. Morgan Global Government Bond Index declined 5.08% in U.S. dollar terms.(1)

The U.S. led the overall decline in bond prices, as the domestic economy expanded for an eighth consecutive year -- the longest expansion in the nation's history. Although the Consumer Price Index (CPI), a commonly used inflation gauge, was not much above the five-year average, the U.S. Federal Reserve Board (the Fed) raised interest rates on three separate occasions in an effort to cool the buoyant economy. Despite the Fed's credit tightening maneuvers, the economy, as measured by gross domestic product (GDP), continued at a blistering 5.70% annualized rate through the third quarter. The 30-year Treasury bond produced a -12.98% total return for the year, and the J.P. Morgan U.S. Government Bond Index posted a return of -2.88% for the one-year period.(1)

European bond markets fell throughout most of the reporting period as deregulation, restructuring and economic expansion took hold in much of the region. The European Monetary Union's (EMU) new currency, the euro, plummeted 14% against the U.S. dollar when it was introduced, but regained the lost ground and by the end of

(1.) Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Global Government Bond Index tracks the performance of government securities in several countries. The J.P. Morgan U.S. Government Bond Index tracks the performance of U.S. government securities. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the portfolio.


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

the year, was being hailed as a catalyst that would harmonize European markets.(2) As a result of slumping bond prices, yields generally trended higher. The EMU Bond Index fell 16.84% and the U.K. Bond Index plunged following the Bank of England's interest rate increases in the second half of 1999. German, Italian, Spanish, Danish and Swedish bond prices also fell significantly.

In Asia, many nations recovered from their economic woes of previous years, and the Japanese economy bounced back impressively after a decade in the doldrums. Although most foreign bonds offered dismal returns in 1999, Japan's bucked the trend, returning 5.01% apparently as a result of investor expectations of an economic recovery, stable interest rates and a stronger yen. For the year under review, the yen was up 29% against the euro and 10% against the U.S. dollar. However, the Japanese bond market slid toward the end of the reporting period amid concerns surrounding the larger-than-expected magnitude of the government's fiscal package for the fourth quarter, coupled with the possibility that Moody's, an independent credit rating agency, might downgrade Japanese government debt. Elsewhere in the Pacific Rim, the dollar-bloc countries (Australia and New Zealand) realized vigorous economic growth, and despite plummeting bond prices in the second half of the reporting period, they remained slightly ahead of disappointing U.S. and European results for the year.

Despite troubling economic developments in Ecuador and Brazil during the summer, Latin American economies generally continued to rally during the year, with Mexico's, due to its high level of trade and connections with the U.S., performing best. Latin American bonds, and emerging debt in general, fared relatively well and the J.P. Morgan Emerging Market Bond Index Plus rose 26.0% in 1999.(3)

During the 12 months under review, we attempted to maximize the portfolio's return by allocating about 80%-90% of total net assets to intermediate- and long-term bonds in developed markets, and about 10%-20% to what we believed to be the highest quality and most liquid bonds available in emerging markets. In our opinion, this combination offered the opportunity for higher long-term returns at the cost of modestly increased short-term volatility.

At the beginning of the reporting period, 42.9% of the portfolio's total net assets were dedicated to North American issues. By the end of the year, we trimmed our position

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Templeton Global Income Securities Fund
Based on Total Net Assets
12/31/99

Europe                                            47.8%
North America                                     23.8%
Latin America                                     14.6%
Australia/New Zealand                              7.0%
Asia                                               5.4%
Short Term Investments & Other Net Assets          1.4%

2. European Union countries which have formed a single market during the 1990s include: Germany, France, Britain, Italy, Spain, Netherlands, Belgium, Sweden, Austria, Portugal, Greece, Denmark, Finland, Ireland and Luxembourg. In principle, the deciding issues for gaining entry into Europe's common market are whether a country has adopted the institutions and laws to support both democracy and an open market economy. The common currency, the euro, has yet to be adopted by the following members: Britain, Sweden, Denmark and Greece.

3. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Emerging Markets Bond Index tracks the performance of fixed income securities in several emerging markets. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the portfolio.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are J.P. Morgan and Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1

1-Year                          -5.79%

5-Year                          +5.39%

10-Year                         +5.88%

Since Inception (1/24/89)       +6.23%


to just under 23.8% because we believed there would be better opportunities for total return in emerging markets and Europe. In Europe, we added to our German, Italian and Spanish holdings and decreased the portfolio's exposure to Belgium. We also reduced the portfolio's stake in the Pacific Rim dollar-bloc countries (Australia and New Zealand) by 1.1% of total net assets and initiated approximately 4.8% in Japan. Our Latin American stake nearly doubled over the year, from 8.7% to 14.6% of total net assets, most of which was invested in Mexico. Most Latin American bonds in the portfolio were U.S. dollar-denominated sovereign Eurobonds with fixed coupons, issued by countries with strong repayment capacity. The portfolio's allocation to emerging markets added positively to its 1999 performance.

Looking forward, the critical issue for global interest rates will be the balance between global growth and inflation. Although U.S. economic growth may decrease slightly, we believe that the trend in world economic growth is clearly positive, and global inflation may pick up somewhat in the near future. While not considered an ideal environment for high-quality bonds, the management team believes a diversified global fixed-income portfolio should still perform positively in the intermediate term. We expect emerging markets bonds to outperform into the first half of 2000, despite some volatility, and find these positions should offer superior returns during the next two to five years.

[BAR GRAPH]


                           Templeton Global    J.P. Morgan Global Government      CPI
                          Income Securities              Bond Index
                            Fund - Class 1
                        ---------------------------------------------------------------------
          01/01/1990            $10,000             $10,000                       $10,000
          01/31/1990             $9,991              $9,851          1.03%        $10,103
          02/28/1990             $9,927              $9,744          0.47%        $10,150
          03/31/1990            $10,032              $9,685          0.55%        $10,206
          04/30/1990            $10,013              $9,647          0.16%        $10,223
          05/31/1990            $10,190              $9,955          0.23%        $10,246
          06/30/1990            $10,479             $10,135          0.54%        $10,301
          07/31/1990            $10,731             $10,433          0.38%        $10,341
          08/31/1990            $10,638             $10,352          0.92%        $10,436
          09/30/1990            $10,629             $10,449          0.84%        $10,523
          10/31/1990            $10,694             $10,861          0.60%        $10,587
          11/30/1990            $10,871             $11,053          0.22%        $10,610
          12/31/1990            $10,983             $11,176          0.00%        $10,610
          01/31/1991            $11,113             $11,429          0.60%        $10,674
          02/28/1991            $11,356             $11,440          0.15%        $10,690
          03/31/1991            $11,113             $11,083          0.15%        $10,706
          04/30/1991            $11,272             $11,217          0.15%        $10,722
          05/31/1991            $11,402             $11,226          0.30%        $10,754
          06/30/1991            $11,307             $11,076          0.29%        $10,785
          07/31/1991            $11,532             $11,311          0.15%        $10,801
          08/31/1991            $11,572             $11,546          0.29%        $10,832
          09/30/1991            $11,878             $11,967          0.44%        $10,880
          10/31/1991            $12,035             $12,085          0.15%        $10,896
          11/30/1991            $12,015             $12,282          0.29%        $10,928
          12/31/1991            $12,338             $12,902          0.07%        $10,936
          01/31/1992            $12,315             $12,649          0.15%        $10,952
          02/29/1992            $12,319             $12,613          0.36%        $10,992
          03/31/1992            $12,329             $12,496          0.51%        $11,048
          04/30/1992            $12,446             $12,600          0.14%        $11,063
          05/31/1992            $12,691             $12,958          0.14%        $11,079
          06/30/1992            $12,688             $13,311          0.36%        $11,118
          07/31/1992            $12,821             $13,605          0.21%        $11,142
          08/31/1992            $12,668             $13,967          0.28%        $11,173
          09/30/1992            $12,074             $13,953          0.28%        $11,204
          10/31/1992            $12,330             $13,605          0.35%        $11,243
          11/30/1992            $12,125             $13,363          0.14%        $11,259
          12/31/1992            $12,289             $13,490         -0.07%        $11,251
          01/31/1993            $12,381             $13,718          0.49%        $11,306
          02/28/1993            $12,565             $13,939          0.35%        $11,346
          03/31/1993            $12,944             $14,154          0.35%        $11,386
          04/30/1993            $13,334             $14,411          0.28%        $11,418
          05/31/1993            $13,549             $14,503          0.14%        $11,434
          06/30/1993            $13,520             $14,515          0.14%        $11,450
          07/31/1993            $13,563             $14,521          0.00%        $11,450
          08/31/1993            $13,865             $14,951          0.28%        $11,482
          09/30/1993            $13,822             $15,109          0.21%        $11,506
          10/31/1993            $14,145             $15,101          0.41%        $11,553
          11/30/1993            $13,865             $14,991          0.07%        $11,561
          12/31/1993            $14,339             $15,144          0.00%        $11,561
          01/31/1994            $14,608             $15,287          0.27%        $11,592
          02/28/1994            $14,275             $15,119          0.34%        $11,632
          03/31/1994            $13,844             $15,050          0.34%        $11,671
          04/30/1994            $13,833             $15,038          0.14%        $11,688
          05/31/1994            $13,887             $14,914          0.07%        $11,696
          06/30/1994            $13,332             $15,091          0.34%        $11,736
          07/31/1994            $13,544             $15,233          0.27%        $11,767
          08/31/1994            $13,656             $15,194          0.40%        $11,814
          09/30/1994            $13,645             $15,269          0.27%        $11,846
          10/31/1994            $13,725             $15,497          0.07%        $11,854
          11/30/1994            $13,725             $15,302          0.13%        $11,870
          12/31/1994            $13,624             $15,338          0.00%        $11,870
          01/31/1995            $13,535             $15,648          0.40%        $11,917
          02/28/1995            $13,747             $16,051          0.40%        $11,965
          03/31/1995            $13,993             $16,868          0.33%        $12,005
          04/30/1995            $14,306             $17,137          0.33%        $12,044
          05/31/1995            $14,652             $17,615          0.20%        $12,068
          06/30/1995            $14,718             $17,725          0.20%        $12,092
          07/31/1995            $14,811             $17,809          0.00%        $12,092
          08/31/1995            $14,625             $17,314          0.26%        $12,124
          09/30/1995            $14,950             $17,704          0.20%        $12,148
          10/31/1995            $15,194             $17,877          0.33%        $12,188
          11/30/1995            $15,322             $18,076         -0.07%        $12,180
          12/31/1995            $15,624             $18,300         -0.07%        $12,171
          01/31/1996            $15,554             $18,112          0.59%        $12,243
          02/29/1996            $15,368             $18,007          0.32%        $12,282
          03/31/1996            $15,415             $17,979          0.52%        $12,346
          04/30/1996            $15,531             $17,913          0.39%        $12,394
          05/31/1996            $15,612             $17,931          0.19%        $12,418
          06/30/1996            $15,822             $18,088          0.06%        $12,425
          07/31/1996            $15,885             $18,420          0.19%        $12,449
          08/31/1996            $16,086             $18,497          0.19%        $12,472
          09/30/1996            $16,338             $18,599          0.32%        $12,512
          10/31/1996            $16,665             $18,968          0.32%        $12,552
          11/30/1996            $17,067             $19,239          0.19%        $12,576
          12/31/1996            $17,130             $19,105          0.00%        $12,576
          01/31/1997            $16,916             $18,627          0.32%        $12,616
          02/28/1997            $16,841             $18,498          0.31%        $12,655
          03/31/1997            $16,778             $18,358          0.25%        $12,687
          04/30/1997            $16,866             $18,254          0.12%        $12,702
          05/31/1997            $17,004             $18,685         -0.06%        $12,695
          06/30/1997            $17,188             $18,897          0.12%        $12,710
          07/31/1997            $17,310             $18,828          0.12%        $12,725
          08/31/1997            $17,256             $18,805          0.19%        $12,749
          09/30/1997            $17,581             $19,222          0.25%        $12,781
          10/31/1997            $17,364             $19,630          0.25%        $12,813
          11/30/1997            $17,432             $19,394         -0.06%        $12,806
          12/31/1997            $17,554             $19,373         -0.12%        $12,790
          01/31/1998            $17,757             $19,567          0.19%        $12,814
          02/28/1998            $17,933             $19,712          0.19%        $12,839
          03/31/1998            $18,014             $19,564          0.19%        $12,863
          04/30/1998            $18,055             $19,865          0.18%        $12,886
          05/31/1998            $18,028             $19,951          0.18%        $12,910
          06/30/1998            $18,023             $20,006          0.12%        $12,925
          07/31/1998            $18,067             $20,061          0.12%        $12,941
          08/31/1998            $17,293             $20,615          0.12%        $12,956
          09/30/1998            $18,213             $21,691          0.12%        $12,972
          10/31/1998            $18,593             $22,177          0.24%        $13,003
          11/30/1998            $18,753             $21,927          0.00%        $13,003
          12/31/1998            $18,797             $22,340         -0.06%        $12,995
          01/31/1999            $18,841             $22,156          0.24%        $13,026
          02/28/1999            $18,169             $21,416          0.12%        $13,042
          03/31/1999            $18,271             $21,469          0.30%        $13,081
          04/30/1999            $18,388             $21,463          0.73%        $13,176
          05/31/1999            $17,994             $21,086          0.00%        $13,176
          06/30/1999            $17,818             $20,733          0.00%        $13,176
          07/31/1999            $17,898             $21,188          0.30%        $13,216
          08/31/1999            $17,712             $21,243          0.24%        $13,248
          09/30/1999            $17,851             $21,549          0.48%        $13,311
          10/31/1999            $17,774             $21,522          0.18%        $13,335
          11/30/1999            $17,603             $21,266          0.06%        $13,343
          12/31/1999            $17,710             $21,205          0.00%        $13,343



PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

[BAR GRAPH[

This graph compares the performance of the Templeton Global Income Securities Fund - Class 2, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index and the Consumer Price Index from 1/1/90 -12/31/99.*


                     Templeton Global    J.P. Morgan Global Government        CPI
                          Income                   Bond Index
                      Securities Fund
                         - Class 2
                     -----------------------------------------------------------------
        01/01/1990           $10,000             $10,000                    $10,000
        01/31/1990            $9,991              $9,851          1.03%     $10,103
        02/28/1990            $9,927              $9,744          0.47%     $10,150
        03/31/1990           $10,032              $9,685          0.55%     $10,206
        04/30/1990           $10,013              $9,647          0.16%     $10,223
        05/31/1990           $10,190              $9,955          0.23%     $10,246
        06/30/1990           $10,479             $10,135          0.54%     $10,301
        07/31/1990           $10,731             $10,433          0.38%     $10,341
        08/31/1990           $10,638             $10,352          0.92%     $10,436
        09/30/1990           $10,629             $10,449          0.84%     $10,523
        10/31/1990           $10,694             $10,861          0.60%     $10,587
        11/30/1990           $10,871             $11,053          0.22%     $10,610
        12/31/1990           $10,983             $11,176          0.00%     $10,610
        01/31/1991           $11,113             $11,429          0.60%     $10,674
        02/28/1991           $11,356             $11,440          0.15%     $10,690
        03/31/1991           $11,113             $11,083          0.15%     $10,706
        04/30/1991           $11,272             $11,217          0.15%     $10,722
        05/31/1991           $11,402             $11,226          0.30%     $10,754
        06/30/1991           $11,307             $11,076          0.29%     $10,785
        07/31/1991           $11,532             $11,311          0.15%     $10,801
        08/31/1991           $11,572             $11,546          0.29%     $10,832
        09/30/1991           $11,878             $11,967          0.44%     $10,880
        10/31/1991           $12,035             $12,085          0.15%     $10,896
        11/30/1991           $12,015             $12,282          0.29%     $10,928
        12/31/1991           $12,338             $12,902          0.07%     $10,936
        01/31/1992           $12,315             $12,649          0.15%     $10,952
        02/29/1992           $12,319             $12,613          0.36%     $10,992
        03/31/1992           $12,329             $12,496          0.51%     $11,048
        04/30/1992           $12,446             $12,600          0.14%     $11,063
        05/31/1992           $12,691             $12,958          0.14%     $11,079
        06/30/1992           $12,688             $13,311          0.36%     $11,118
        07/31/1992           $12,821             $13,605          0.21%     $11,142
        08/31/1992           $12,668             $13,967          0.28%     $11,173
        09/30/1992           $12,074             $13,953          0.28%     $11,204
        10/31/1992           $12,330             $13,605          0.35%     $11,243
        11/30/1992           $12,125             $13,363          0.14%     $11,259
        12/31/1992           $12,289             $13,490         -0.07%     $11,251
        01/31/1993           $12,381             $13,718          0.49%     $11,306
        02/28/1993           $12,565             $13,939          0.35%     $11,346
        03/31/1993           $12,944             $14,154          0.35%     $11,386
        04/30/1993           $13,334             $14,411          0.28%     $11,418
        05/31/1993           $13,549             $14,503          0.14%     $11,434
        06/30/1993           $13,520             $14,515          0.14%     $11,450
        07/31/1993           $13,563             $14,521          0.00%     $11,450
        08/31/1993           $13,865             $14,951          0.28%     $11,482
        09/30/1993           $13,822             $15,109          0.21%     $11,506
        10/31/1993           $14,145             $15,101          0.41%     $11,553
        11/30/1993           $13,865             $14,991          0.07%     $11,561
        12/31/1993           $14,339             $15,144          0.00%     $11,561
        01/31/1994           $14,608             $15,287          0.27%     $11,592
        02/28/1994           $14,275             $15,119          0.34%     $11,632
        03/31/1994           $13,844             $15,050          0.34%     $11,671
        04/30/1994           $13,833             $15,038          0.14%     $11,688
        05/31/1994           $13,887             $14,914          0.07%     $11,696
        06/30/1994           $13,332             $15,091          0.34%     $11,736
        07/31/1994           $13,544             $15,233          0.27%     $11,767
        08/31/1994           $13,656             $15,194          0.40%     $11,814
        09/30/1994           $13,645             $15,269          0.27%     $11,846
        10/31/1994           $13,725             $15,497          0.07%     $11,854
        11/30/1994           $13,725             $15,302          0.13%     $11,870
        12/31/1994           $13,624             $15,338          0.00%     $11,870
        01/31/1995           $13,535             $15,648          0.40%     $11,917
        02/28/1995           $13,747             $16,051          0.40%     $11,965
        03/31/1995           $13,993             $16,868          0.33%     $12,005
        04/30/1995           $14,306             $17,137          0.33%     $12,044
        05/31/1995           $14,652             $17,615          0.20%     $12,068
        06/30/1995           $14,718             $17,725          0.20%     $12,092
        07/31/1995           $14,811             $17,809          0.00%     $12,092
        08/31/1995           $14,625             $17,314          0.26%     $12,124
        09/30/1995           $14,950             $17,704          0.20%     $12,148
        10/31/1995           $15,194             $17,877          0.33%     $12,188
        11/30/1995           $15,322             $18,076         -0.07%     $12,180
        12/31/1995           $15,624             $18,300         -0.07%     $12,171
        01/31/1996           $15,554             $18,112          0.59%     $12,243
        02/29/1996           $15,368             $18,007          0.32%     $12,282
        03/31/1996           $15,415             $17,979          0.52%     $12,346
        04/30/1996           $15,531             $17,913          0.39%     $12,394
        05/31/1996           $15,612             $17,931          0.19%     $12,418
        06/30/1996           $15,822             $18,088          0.06%     $12,425
        07/31/1996           $15,885             $18,420          0.19%     $12,449
        08/31/1996           $16,086             $18,497          0.19%     $12,472
        09/30/1996           $16,338             $18,599          0.32%     $12,512
        10/31/1996           $16,665             $18,968          0.32%     $12,552
        11/30/1996           $17,067             $19,239          0.19%     $12,576
        12/31/1996           $17,130             $19,105          0.00%     $12,576
        01/31/1997           $16,916             $18,627          0.32%     $12,616
        02/28/1997           $16,841             $18,498          0.31%     $12,655
        03/31/1997           $16,778             $18,358          0.25%     $12,687
        04/30/1997           $16,866             $18,254          0.12%     $12,702
        05/31/1997           $17,004             $18,685         -0.06%     $12,695
        06/30/1997           $17,188             $18,897          0.12%     $12,710
        07/31/1997           $17,310             $18,828          0.12%     $12,725
        08/31/1997           $17,256             $18,805          0.19%     $12,749
        09/30/1997           $17,581             $19,222          0.25%     $12,781
        10/31/1997           $17,364             $19,630          0.25%     $12,813
        11/30/1997           $17,432             $19,394         -0.06%     $12,806
        12/31/1997           $17,554             $19,373         -0.12%     $12,790
        01/31/1998           $17,757             $19,567          0.19%     $12,814
        02/28/1998           $17,933             $19,712          0.19%     $12,839
        03/31/1998           $18,014             $19,564          0.19%     $12,863
        04/30/1998           $18,055             $19,865          0.18%     $12,886
        05/31/1998           $18,028             $19,951          0.18%     $12,910
        06/30/1998           $18,023             $20,006          0.12%     $12,925
        07/31/1998           $18,067             $20,061          0.12%     $12,941
        08/31/1998           $17,293             $20,615          0.12%     $12,956
        09/30/1998           $18,213             $21,691          0.12%     $12,972
        10/31/1998           $18,593             $22,177          0.24%     $13,003
        11/30/1998           $18,753             $21,927          0.00%     $13,003
        12/31/1998           $18,797             $22,340         -0.06%     $12,995
        01/31/1999           $18,841             $22,156          0.24%     $13,026
        02/28/1999           $18,155             $21,416          0.12%     $13,042
        03/31/1999           $18,272             $21,469          0.30%     $13,081
        04/30/1999           $18,374             $21,463          0.73%     $13,176
        05/31/1999           $17,979             $21,086          0.00%     $13,176
        06/30/1999           $17,788             $20,733          0.00%     $13,176
        07/31/1999           $17,868             $21,188          0.30%     $13,216
        08/31/1999           $17,683             $21,243          0.24%     $13,248
        09/30/1999           $17,806             $21,549          0.48%     $13,311
        10/31/1999           $17,728             $21,522          0.18%     $13,335
        11/30/1999           $17,542             $21,266          0.06%     $13,343
        12/31/1999           $17,652             $21,205          0.00%     $13,343


*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


For an explanation of performance calculations, please see page 62.


Average Annual Total Return - Class 2*

1-Year                          -6.09%

5-Year                          +5.32%

10-Year                         +5.85%

Since Inception (1/24/89)       +6.19%


PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
FRANKLIN MONEY MARKET FUND

During the year under review, the domestic economy expanded at a very strong pace. Real gross domestic product (GDP) growth for the first three quarters of the portfolio's fiscal year averaged 3.8%, and most projections for the final quarter ended in December were also well above the Federal Reserve Board's (the Fed's) long-term target of 3.0%. Increasing wages, tight labor markets and higher equity and real estate prices apparently helped spur consumer spending during the period. A manufacturing sector rebound and an improving international environment also contributed to the stronger economy.

The combination of robust domestic and overseas growth caused the inflation rate to increase during the period. Inflation as measured by the change in the Consumer Price Index (CPI) rose from 1.7% in January to 2.7% in December. Probably in response to the strong growth and higher inflation, the Fed increased the federal funds target rate 0.75% between June and November, bringing the rate from 4.75% to 5.50%. In turn, bond prices fell but their yields rose, a positive outcome for money market investors.

Robust domestic demand coupled with stronger international economies and the potential for higher inflation will likely keep the Fed on alert for further tightening. Despite three short-term interest rate increases engineered by the Fed, the U.S. economy showed no signs of weakening as it entered the new millennium. Until the economy begins to slow, more Fed tightening is possible.


TOP 10 HOLDINGS
Franklin Money Market Fund
12/31/99

                                    % OF TOTAL
SECURITY NAME                       NET ASSETS
-------------                       ----------

U.S. Treasury Repo                     9.9%

Federal Home Loan
Mortgage Corp.                         6.7%

Bank of Montreal,
Chicago Branch                         4.0%

General Mills                          4.0%

Bellsouth
Telecommunications Inc.                4.0%

Walt Disney Co.                        4.0%

Chevron U.K
Investment PLC                         4.0%

Morgan Stanley
Dean Witter & Co.                      4.0%

Minnesota Mining &
Manufacturing Co.                      4.0%

General Electric Capital Corp.         4.0%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 65.

We continue to invest the portfolio's assets in only the highest quality money market securities. For example, at the end of the reporting period more than 75% of the portfolio's positions carried long-term credit ratings of AA or higher by Standard & Poor's and Moody's, two independent credit rating agencies, with the balance rated A. Consistent with the portfolio's objective of providing shareholders with a higher quality and conservative investment vehicle, we do not invest the portfolio's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

IMPORTANT ENDNOTES TO
PERFORMANCE INFORMATION


Total return of the portfolio is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the portfolios may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the portfolios. First, unlike the portfolios, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the portfolios are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the portfolio to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

REPORT OF SPECIAL MEETINGS OF SHAREHOLDERS


At Special Meetings on February 8, 2000, the shareholders of Franklin Small Cap, Templeton Developing Markets Equity, Templeton Global Asset Allocation, and Templeton International Equity Funds, each a series of Franklin Templeton Variable Insurance Products Trust (VIP), approved new investment advisory agreements, and changes to, and elimination of, certain of the fundamental investment restrictions, to be effective as of May 1, 2000.

In addition, shareholders of Franklin Rising Dividends Securities Fund, a series of VIP, approved a modification of the fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure, and changes to, and elimination of, certain of the fund's other fundamental investment restrictions, to be effective as of May 1, 2000.

The VIP Board of Trustees approved name changes for several of the VIP funds which will also take effect, as of May 1, 2000.

YOUR CURRENT VIP FUND NAME                  NEW VIP FUND NAME AS OF MAY 1, 2000
--------------------------                  -----------------------------------
Templeton Global Asset Allocation Fund      Templeton Asset Strategy Fund

Templeton Developing Markets Equity Fund    Templeton Developing Markets Securities Fund

Templeton International Equity Fund         Templeton International Securities Fund

Templeton Pacific Growth Fund               Templeton Pacific Growth Securities Fund

At the Special Meeting of Shareholders of the Franklin Rising Dividends Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust (VIP), held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of a modification of the Fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure:

                                               % OF                             % OF                             % OF
        SHARES              SHARES             SHARES          SHARES          SHARES          SHARES            SHARES
        VOTED              VOTED FOR           VOTED        VOTED AGAINST       VOTED       VOTED ABSTAIN        VOTED
    --------------       --------------       ------        -------------      ------       -------------        -----

    34,642,325.865       31,187,926.239       90.028%       1,310,140.114       3.782%      2,144,259.512        6.190%

2. Regarding the approval of changes in the following fundamental investments restrictions:

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----
(a)Borrowing          34,642,325.865     30,364,960.448    87.653%    2,004,812.041     5.787%     2,272,553.376     6.560%

(b)Underwriting       34,642,325.865     30,937,738.640    89.306%    1,351,902.686     3.903%     2,352,684.539     6.791%

(c)Lending            34,642,325.865     30,627,603.069    88.411%    1,665,004.505     4.806%     2,349,718.291     6.783%

(d)Real Estate and
    Commodities       34,642,325.865     30,491,288.755    88.017%    1,824,505.657     5.267%     2,326,531.453     6.716%

(e)Senior Securities  34,642,325.865     30,790,380.970    88.881%    1,583,482.434     4.571%     2,268,462.461     6.548%

(f)Concentration      34,642,325.865     30,873,386.121    89.120%    1,467,482.510     4.237%     2,301,457.234     6.643%

(g)Diversification    34,642,325.865     31,270,378.920    90.266%    1,130,744.766     3.264%     2,241,202.179     6.470%

3. Regarding the approval to eliminate certain fundamental investment restrictions:

                                              % OF                               % OF                            % OF
        SHARES              SHARES            SHARES           SHARES           SHARES          SHARES           SHARES
        VOTED              VOTED FOR          VOTED         VOTED AGAINST       VOTED        VOTED ABSTAIN        VOTED
        -----              ---------          -----         -------------       -----        -------------        -----

    34,642,325.865       31,018,266.640       89.539%       1,407,621.475       4.063%       2,216,437.750        6.398%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

At the Special Meeting of Shareholders of the Franklin Small Cap Fund, a series of Franklin Templeton Variable Insurance Products Trust (VIP), held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of a new investment advisory agreement:

                                              % OF                               % OF                            % OF
        SHARES              SHARES            SHARES           SHARES           SHARES          SHARES           SHARES
        VOTED              VOTED FOR          VOTED         VOTED AGAINST       VOTED        VOTED ABSTAIN        VOTED
        -----              ---------          -----         -------------       -----        -------------        -----

    18,422,356.898       15,924,198.742       86.440%       1,460,550.545       7.928%       1,037,607.611       5.632%

2. Regarding the approval of changes in the following fundamental investments restrictions:

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----

(a)Diversification    18,422,356.898     16,477,970.342    89.446%      913,778.609     4.960%     1,030,607.947     5.594%

(b)Borrowing          18,422,356.898     15,584,213.385    84.594%    1,689,334.485     9.170%     1,148,809.028     6.236%

(c)Lending            18,422,356.898     15,851,672.166    86.046%    1,428,899.473     7.756%     1,141,785.259     6.198%

(d)Underwriting       18,422,356.898     16,015,154.413    86.933%    1,206,200.983     6.548%     1,201,001.502     6.519%

(e)Concentration      18,422,356.898     15,978,912.676    86.737%    1,254,405.961     6.809%     1,189,038.261     6.454%

(f)Senior Securities  18,422,356.898     16,012,931.423    86.921%    1,247,669.028     6.773%     1,161,756.447     6.306%

(g)Real Estate and
     Commodities      18,422,356.898     15,872,028.601    86.156%    1,405,639.367     7.630%     1,144,688.930     6.214%

3. Regarding the approval to eliminate certain fundamental investment restrictions:

                                              % OF                               % OF                            % OF
        SHARES              SHARES            SHARES           SHARES           SHARES          SHARES           SHARES
        VOTED              VOTED FOR          VOTED         VOTED AGAINST       VOTED        VOTED ABSTAIN        VOTED
        -----              ---------          -----         -------------       -----        -------------        -----


    18,422,356.898       16,089,736.890       87.338%       1,231,178.818       6.683%       1,101,441.190       5.979%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

At the Special Meeting of Shareholders of the Templeton Developing Markets Equity (Developing Markets), Templeton Global Asset Allocation (Global Asset Allocation), and Templeton International Equity Funds (International), each a series of Franklin Templeton Variable Insurance Products Trust (VIP), held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of a new investment advisory agreement:

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----
Developing Markets    18,270,551.748     16,643,113.339    91.093%    316,569.083       1.732%     1,310,869.326     7.175%

Global Asset
 Allocation            5,290,722.024      4,876,674.848    92.174%     96,681.269       1.827%       317,365.907     5.999%

International         44,149,844.645     40,368,795.570    91.436%    824,499.311       1.867%     2,956,549.764     6.697%

2. Regarding the approval of changes in the following fundamental investments restrictions:

    (a) Diversification

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----
Developing Markets    18,270,551.748     16,710,277.009    91.460%    251,266.325       1.375%     1,309,008.414      7.165%

Global Asset
 Allocation            5,290,722.024      4,655,162.142    87.987%     95,308.429       1.802%       540,251.453     10.211%

International         44,149,844.645     40,132,799.935    90.901%    748,361.204       1.695%     3,268,683.506      7.404%

    (b) Borrowing

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----

Developing Markets    18,270,551.748     16,028,768.210    87.730%      773,840.545     4.236%     1,467,942.993      8.034%

Global Asset
 Allocation            5,290,722.024      4,475,809.527    84.597%      256,928.404     4.857%       557,984.093     10.546%

International         44,149,844.645     37,918,778.113    85.887%    2,465,639.919     5.584%     3,765,426.613      8.529%

    (c) Lending

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----
Developing Markets    18,270,551.748     16,248,486.259    88.933%      558,650.236     3.057%     1,463,415.253      8.010%

Global Asset
 Allocation            5,290,722.024      4,515,526.810    85.348%      209,939.770     3.968%       565,255.444     10.684%

International         44,149,844.645     38,527,292.561    87.265%    1,884,118.568     4.267%     3,738,433.516      8.468%

    (d) Underwriting

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----
Developing Markets    18,270,551.748     16,284,157.533    89.128%      523,157.546     2.863%     1,463,236.669      8.009%

Global Asset
 Allocation            5,290,722.024      4,602,118.027    86.985%      114,619.431     2.166%       573,984.566     10.849%

International         44,149,844.645     39,034,888.689    88.415%    1,426,651.417     3.231%     3,688,304.539      8.354%

    (e) Concentration

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----

Developing Markets    18,270,551.748     16,426,194.875    89.905%      393,199.573     2.152%     1,451,157.300      7.943%

Global Asset
 Allocation            5,290,722.024      4,558,580.736    86.162%      131,923.214     2.493%       600,218.074     11.345%

International         44,149,844.645     39,112,258.974    88.590%    1,309,365.688     2.966%     3,728,219.983      8.444%

    (f) Senior Securities

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----

Developing Markets    18,270,551.748     16,409,980.428    89.817%      410,401.607     2.246%     1,450,169.713      7.937%

Global Asset
 Allocation            5,290,722.024      4,581,468.769    86.594%      137,363.380     2.597%       571,889.875     10.809%

International         44,149,844.645     39,288,852.525    88.990%    1,276,504.755     2.891%     3,584,487.365      8.119%

    (g) Real Estate and Commodities

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----

Developing Markets    18,270,551.748     16,207,115.077    88.706%      622,804.971     3.409%     1,440,631.700      7.885%

Global Asset
 Allocation            5,290,722.024      4,520,220.922    85.437%      185,790.635     3.511%       584,710.467     11.052%

International         44,149,844.645     38,784,297.831    87.847%    1,607,358.554     3.641%     3,758,188.260      8.512%

3. Regarding the approval to eliminate certain fundamental investment restrictions:

                                                            % OF                        % OF                        % OF
                          SHARES             SHARES        SHARES         SHARES       SHARES         SHARES        SHARES
                           VOTED           VOTED FOR        VOTED     VOTED AGAINST     VOTED      VOTED ABSTAIN     VOTED
                      --------------     --------------    ------     -------------     -----      -------------     -----

Developing Markets    18,270,551.748     16,271,220.422    89.057%      527,502.539     2.887%     1,471,828.787      8.056%

Global Asset
 Allocation            5,290,722.024      4,582,110.985    86.607%      178,528.088     3.374%       530,082.951     10.019%

International         44,149,844.645     38,965,505.675    88.257%    1,740,541.099     3.943%     3,443,797.871      7.800%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

INDEX DEFINITIONS

INDEX                         DEFINITION
-----                         ----------
CONSUMER PRICE INDEX          Measure of the average change in prices for a
                              fixed basket of goods and services regularly
                              bought by consumers in the United States,
                              published by the Bureau of Labor Statistics.

CREDIT SUISSE FIRST BOSTON    The index is an unmanaged, trader-priced portfolio
GLOBAL HIGH YIELD             constructed to mirror the high yield debt
(CSFB HY) INDEX               market. The index has several modules representing
                              different sectors of the high yield market
                              including a cash paying module, a zerofix module,
                              a pay-in-kind module, and a defaulted module. The
                              modular nature of the index allows customization
                              of data to meet client needs. The index is divided
                              into other categories including industry, rating,
                              seniority, liquidity, market value, security price
                              range, yield range and other sector divisions. The
                              CSFB HY Index follows a total of 250 sectors. CS
                              First Boston has maintained the index since
                              January 1986. While the index is priced and run
                              weekly, monthly returns are typically used for
                              performance attribution.

FINANCIAL TIMES/              Franklin Templeton customizes this index using 50%
S&P ACTUARIES WORLD           of the Financial Times/S&P Actuaries World Energy
(ENERGY 50%/                  Index and 50% of the Financial Times/S&P Actuaries
BASIC INDUSTRIES 50%)         World Basic Industries Index. Both indexes are
COMPOSITE INDEX               compiled by the Financial Times, Goldman Sachs &
Franklin Templeton            Co. and Wood Mackenzie & Co., Ltd. in conjunction
customizes this index.        with the Institute of Actuaries and the Faculty of
                              Actuaries. The index includes electric utilities,
                              waterworks supply and telephone utilities. The
                              indexes are weighted arithmetic averages of the
                              market prices of the elements that make them up.
                              They also adjust for the intervening price changes
                              of these elements.

INDEX                         DEFINITION
-----                         ----------
FINANCIAL TIMES/              This index is compiled by the Financial Times,
S&P ACTUARIES WORLD           Goldman Sachs & Co. and Wood Mackenzie & Co., Ltd.
UTILITIES INDEX               in conjunction with the Institute of Actuaries
                              and the Faculty of Actuaries. The utilities sector
                              includes electric utilities, waterworks supply,
                              natural gas utilities and telephone companies.
                              The indexes are weighted arithmetic averages of
                              the market prices of the elements that make them
                              up. They also adjust for the intervening price
                              changes of these elements. This is a total return
                              index in $U.S.

INTERNATIONAL FINANCE         The index tracks the emerging stock markets of
CORPORATION'S (IFC)           three world regions based on market capitalization
INVESTABLE COMPOSITE INDEX    weighting. Those regions are Latin America, Asia
                              and Europe/Mideast/Africa. As of November 1999,
                              the regional weights of the IFC Composite Index
                              were distributed accordingly: Asia, 43.5%; Latin
                              America, 24.9%; and Europe/Mideast/Africa, 31.6%.

J.P. MORGAN GLOBAL GOVERNMENT  The index comprises 13 markets, including
BOND INDEX (UNHEDGED)          Australia, Belgium, Canada, Denmark, France,
                               Germany, Italy, Japan, Netherlands, Spain, Sweden,
                               the U.K. and the U.S. Each country's weight is
                               determined by the total market capitalization in
                               $U.S. of all the bonds in that country's traded
                               index. The J.P. Morgan Global Government Bond
                               Total Return Index includes only actively traded,
                               fixed-rate bonds with a remaining maturity of one
                               year or longer. The index is unhedged and
                               expressed in terms of $U.S.

LEHMAN BROTHERS                The index includes securities in the Lehman
GOVERNMENT/CORPORATE           Brothers Government and Corporate indexes. These
BOND INDEX                     securities must have at least $100 million par
                               amount outstanding and must be rated investment
                               grade (Baa3 or better) by Moody's Investors
                               Service. If a Moody's rating is not available, the
                               Standard & Poor's or Fitch rating is used. These
                               must be fixed-rate securities, although they can
                               carry a coupon that steps up or changes according
                               to a predetermined schedule, and they must be
                               dollar-denominated and non-convertible.

INDEX                         DEFINITION
-----                         ----------
LEHMAN BROTHERS                This index includes securities issued by the U.S.
INTERMEDIATE GOVERNMENT        government or its agencies with maturities from
BOND INDEX                     one up to, but not including, 10 years. These
                               securities must have at least $100 million par
                               amount outstanding and must be rated investment
                               grade (Baa3 or better) by Moody's Investors
                               Service. If a Moody's rating is not available, the
                               Standard & Poor's or Fitch rating is used. These
                               must be fixed-rate securities, although they can
                               carry a coupon that steps up or changes according
                               to a predetermined schedule, and they must be
                               dollar-denominated and non-convertible.

LIPPER GROWTH & INCOME         This is an equally weighted average calculation of
FUNDS OBJECTIVE AVERAGE        performance figures for all funds within the
                               Lipper Growth and Income Funds Objective Category,
                               which is defined as all mutual funds that combine
                               a growth of earnings orientation and an income
                               requirement for level and/or rising dividends. As
                               of September 23, 1998, there were 30 funds in this
                               category.

LIPPER INCOME FUNDS            This is an equally weighted average calculation of
OBJECTIVE AVERAGE              performance figures for all funds within the
                               Lipper Income Funds Objective Category, which is
                               defined as all mutual funds that normally seek a
                               high level of current income through investing in
                               income-producing stocks, bonds, and money market
                               instruments. As of September 23, 1998, there were
                               10 funds in this category.

MERRILL LYNCH TREASURY         The indexes include zero coupon bonds that pay no
ZERO COUPON 1-, 5-, 10-,       interest and are issued at a discount from
20-YEAR BOND                   redemption price.
TOTAL RETURN INDEXES

MORGAN STANLEY CAPITAL         This index represents both developed and emerging
INTERNATIONAL (MSCI)           markets around the world. "Free" in the title
ALL COUNTRIES - WORLD          reflects the actual buying opportunities for
FREE INDEX                     global investors by taking into account local
                               market restrictions on share ownership by
                               foreigners. The MSCI indexes define the local
                               market for each country by constructing a matrix
                               of all listed securities, sorting the matrix by
                               industry, and seeking to capture 60% of the market
                               capitalization for each group by selecting the
                               most investable stocks in each industry. The index
                               applies full market capitalization weights to each
                               included stock.

INDEX                         DEFINITION
-----                         ----------
MORGAN STANLEY CAPITAL        The index comprises 48 countries around the world,
INTERNATIONAL (MSCI)          both developed and emerging markets, except the U.
ALL COUNTRIES - WORLD         S. "Free" in the title reflects the actual buying
 EX-U.S. FREE INDEX           opportunities for global investors by taking into
                              account local market restrictions on share
                              ownership by foreigners. The MSCI indexes define
                              the local market for each country by constructing
                              a matrix of all listed securities, sorting the
                              matrix by industry, and seeking to capture 60% of
                              the market capitalization for each group by
                              selecting the most investable stocks in each
                              industry. The index applies full market
                              capitalization weights to each included stock.

MORGAN STANLEY CAPITAL        This index represents 20 developed market
INTERNATIONAL (MSCI)          countries for Europe, Australasia and the Far
EUROPE, AUSTRALASIA,          East: Australia, Austria, Belgium, Denmark,
FAR EAST (EAFE) INDEX         Finland, France, Germany, Hong Kong, Ireland,
                              Italy, Japan, the Netherlands, New Zealand,
                              Norway, Portugal, Singapore, Spain, Sweden,
                              Switzerland and the U. K. The MSCI indexes define
                              the local market for each country by constructing
                              a matrix of all listed securities, sort the matrix
                              by industry, and seek to capture 60% of the market
                              capitalization for each group by selecting the
                              most investable stocks in each industry. The index
                              applies full market capitalization weights to each
                              included stock.

MORGAN STANLEY CAPITAL        This is a market capitalization-weighted equity
INTERNATIONAL (MSCI)          index comprising 26 of the 48 countries in the
EMERGING MARKETS FREE INDEX   MSCI universe. "Free" denotes investment
                              opportunities in the developing world available to
                              foreign investors. EMF performance data is
                              calculated in $US and local currency. The MSCI
                              indexes define the local market for each country
                              by constructing a matrix of all listed securities,
                              sorting the matrix by industry, and seeking to
                              capture 60% of the market cap for each group by
                              selecting the most investable stocks in each
                              industry. The index applies full market cap
                              weights to each included stock.

INDEX                         DEFINITION
-----                         ----------
MORGAN STANLEY CAPITAL        The index comprises five developed market
INTERNATIONAL (MSCI)          countries or regions in the Pacific: Australia,
PACIFIC INDEX                 Hong Kong, Japan, New Zealand and Singapore. The
                              MSCI indexes define the local market for each
                              country by constructing a matrix of all listed
                              securities, sorting the matrix by industry, and
                              seeking to capture 60% of the market
                              capitalization for each group by selecting the
                              most investable stocks in each industry. The index
                              applies full market capitalization weights to each
                              included stock.

MORGAN STANLEY CAPITAL        The index comprises the developed markets of 22
INTERNATIONAL (MSCI)          countries around the world. The MSCI indexes
WORLD INDEX                   define the local market for each country by
                              constructing a matrix of all listed securities,
                              sorting the matrix by industry, and seeking to
                              capture 60% of the market cap for each group by
                              selecting the most investable stocks in each
                              industry. The index applies full market cap
                              weights to each included stock.

RUSSELL MIDCAP VALUE INDEX    This index measures the performance of those
                              Russell Midcap companies with lower price-to-book
                              ratios and lower forecasted growth values. The
                              stocks are also members of the Russell 1000 Value
                              index.

RUSSELL 1000(R) INDEX         Published by Frank Russell Company, the index
                              measures the performance of the 1000 largest
                              companies in the Russell 3000 Index, representing
                              92% of the market capitalization of the Russell
                              3000. The Russell 3000 contains the 3000 largest
                              companies incorporated in the U.S. and its
                              territories. As of the latest reconstitution, the
                              average market capitalization of the companies in
                              the Russell 1000 was approximately $12.1 billion;
                              the median market capitalization was approximately
                              $3.8 billion. The smallest company in the index
                              had an approximate market capitalization of
                              $1,350.8 million.

RUSSELL 2000 INDEX            The index measures the performance of the 2,000
                              smallest companies in the Russell 3000 Index,
                              which represents approximately 8% of the total
                              market capitalization of the Russell 3000 Index.
                              As of the latest reconstitution, the average
                              market capitalization was approximately $526.4
                              million; the median market capitalization was
                              approximately $428.0 million. The largest company
                              in the index had an approximate market
                              capitalization of $1,349.8 million.

INDEX                         DEFINITION
-----                         ----------
RUSSELL 2000 GROWTH INDEX     This index measures the performance of those
                              Russell 2000 companies with higher price-to-book
                              ratios and higher forecasted growth values.

RUSSELL 2000 VALUE INDEX      This index measures the performance of those
                              Russell 2000 companies with lower price-to-book
                              ratios and lower forecasted growth values.

RUSSELL 2500 INDEX            Published by Frank Russell Company, the index
                              measures the performance of the 2,500 smallest
                              companies in the Russell 3000 Index, representing
                              approximately 23% of the total market
                              capitalization of the companies in the Russell
                              3000. The Russell 3000 contains the 3000 largest
                              companies incorporated in the U.S. and its
                              territories. As of the latest reconstitution, the
                              average market capitalization of the Russell 2500
                              was approximately $876.2 million; the median
                              market capitalization was approximately $553.5
                              million. The largest company in the index had an
                              approximate market capitalization of $3.8 billion.

RUSSELL 3000 VALUE INDEX      The index measures the performance of those
                              Russell 3000 Index companies with lower
                              price-to-book ratios and lower forecasted growth
                              values. The stocks in this index are also members
                              of either the Russell 1000 Value or the Russell
                              2000 Value indexes.

SALOMON GLOBAL EX-U.S.        This is a total-capitalization weighted index that
LESS THAN $1 BILLION INDEX    includes all developed and emerging countries,
                              except the U.S., and includes companies with a
                              total market capitalization below U.S. $1 billion.

STANDARD & POOR'S 500         The S&P 500 consists of 500 widely held domestic
(S&P 500)                     common stocks, consisting of four broad sectors:
                              industrials, utilities, financials and
                              transportation. It is a market value-weighted
                              index, where the stock price is multiplied by the
                              number of shares outstanding, with each stock
                              affecting the index in proportion to its market
                              value. This index, calculated by Standard &
                              Poor's, is a total return index with dividends
                              reinvested.

INDEX                         DEFINITION
-----                         ----------
STANDARD & POOR'S 500         This is a capitalization-weighted index of all of
HEALTH CARE COMPOSITE INDEX   the stocks in the Standard & Poor's 500 that are
                              involved in the business of health care related
                              products or services. The index was developed with
                              a base of 100 as of January 14, 1987.

WILSHIRE MIDCAP COMPANY       This index overlaps the top 750 and the next 1,750
GROWTH INDEX                  of Wilshire Asset Management's Wilshire 2500
                              universe (the top 2,500 companies and 99% of the
                              market capitalization of the Wilshire 5000).
                              Wilshire includes companies that have market
                              capitalizations ranging from $645 million to $4.3
                              billion.

WILSHIRE REAL ESTATE          This is a market capitalization-weighted index of
SECURITIES INDEX              publicly traded real estate securities, such as
                              real estate investment trusts (REITs), Real Estate
                              Operating Companies (REOCs) and partnerships. The
                              index is composed of companies whose charter is
                              the equity ownership and operation of commercial
                              real estate. The index rebalances monthly and
                              returns are calculated on a buy-and-hold basis.

WILSHIRE SMALL COMPANY        The index is created by screening the bottom 1,750
VALUE INDEX                   large companies of Wilshire Asset Management's
                              Wilshire 2500 universe (the top companies and 99%
                              of the market capitalization of the Wilshire
                              5000). These companies have market capitalizations
                              ranging from $190 million to $1.9 billion.
                              Wilshire excludes companies with high
                              price/earnings ratios, low yields, or high
                              price/book ratios.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights

                                                       PER SHARE OPERATING PERFORMANCE
               -------------------------------------------------------------------------------------------------------------------
                   NET           NET           NET                                               DISTRI-
                  ASSET        INVEST-      REALIZED &      TOTAL            DISTRIBUTIONS       BUTIONS
                  VALUE,        MENT        UNREALIZED      FROM               FROM NET          FROM NET    TOTAL       NET ASSET
YEAR            BEGINNING      INCOME         GAINS       INVESTMENT          INVESTMENT         REALIZED    DISTRI-     VALUE, END
ENDED            OF YEAR       (LOSS)        (LOSSES)     OPERATIONS            INCOME            GAINS      BUTIONS      OF YEAR
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
Class 1
   1995        $    14.42    $      .84     $     3.54    $     4.38          $     (.90)          $--     $     (.90)  $    17.90
   1996             17.90           .91            .29          1.20                (.92)           --           (.92)       18.18
   1997             18.18           .90           3.54          4.44                (.96)          (1.33)       (2.29)       20.33
   1998             20.33           .76           1.41          2.17                (.83)          (1.22)       (2.05)       20.45
   1999(7)          20.45           .37           6.91          7.28                (.84)          (2.03)       (2.87)       24.86
Class 2
1999(6),(7)         21.02           .26           6.37          6.63                (.84)          (2.03)       (2.87)       24.78

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
Class 1
   1998(5)          10.00           .03            .68           .71                --              --           --          10.71
   1999(7)          10.71           .01           (.88)         (.87)               (.02)           --           (.02)        9.82
Class 2
   1999(6),(7)      10.77          (.03)          (.93)         (.96)               (.02)           --           (.02)        9.79

FRANKLIN GROWTH AND INCOME FUND
Class 1
   1995             13.42           .41           3.92          4.33                (.20)           (.41)        (.61)       17.14
   1996             17.14           .62           1.64          2.26                (.41)          (1.44)       (1.85)       17.55
   1997             17.55           .67           4.05          4.72                (.64)           (.62)       (1.26)       21.01
   1998             21.01           .69            .99          1.68                (.69)          (1.64)       (2.33)       20.36
   1999(7)          20.36           .57           (.16)          .41                (.79)          (2.20)       (2.99)       17.78
Class 2
   1999(6),(7)      20.71           .47           (.46)          .01                (.79)          (2.20)       (2.99)       17.73

FRANKLIN HIGH INCOME FUND
Class 1
   1995             12.21          1.06           1.30          2.36                (.91)           --           (.91)       13.66
   1996             13.66          1.20            .56          1.76               (1.20)           (.06)       (1.26)       14.16
   1997             14.16          1.33            .22          1.55               (1.22)           (.04)       (1.26)       14.45
   1998             14.45          1.43          (1.25)          .18               (1.27)           (.08)       (1.35)       13.28
   1999(7)          13.28          1.24          (1.19)          .05               (3.03)           (.44)       (3.47)        9.86
Class 2
   1999(6),(7)      13.36          1.11          (1.18)         (.07)              (3.02)           (.44)       (3.46)        9.83

FRANKLIN INCOME SECURITIES FUND
Class 1
   1995             14.31          1.16           1.96          3.12                (.89)           (.07)        (.96)       16.47
   1996             16.47          1.32            .44          1.76                (.87)           (.15)       (1.02)       17.21
   1997             17.21          1.40           1.38          2.78               (1.33)           (.29)       (1.62)       18.37
   1998             18.37          1.37          (1.07)          .30               (1.42)           (.33)       (1.75)       16.92
   1999(7)          16.92          1.19          (1.43)         (.24)              (1.46)           (.53)       (1.99)       14.69
Class 2
   1999(6),(7)      17.07          1.10          (1.53)         (.43)              (1.46)           (.53)       (1.99)       14.65

                                                     RATIOS/SUPPLEMENTAL DATA
                                 -----------------------------------------------------------------
                                                                          RATIO OF NET
                                          NET                  RATIO OF    INVESTMENT
                                       ASSETS, END             EXPENSES   INCOME (LOSS)  PORTFOLIO
YEAR                    TOTAL            OF YEAR              TO AVERAGE   TO AVERAGE    TURNOVER
ENDED                  RETURN+           (000'S)              NET ASSETS   NET ASSETS      RATE
--------------------------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
Class 1
   1995                 31.35%         $1,423,446                .50%        5.14%         13.27%
   1996                  7.07           1,202,290                .50         4.20          29.69
   1997                 26.76           1,129,904                .50         3.91          17.00
   1998                 11.19             986,755                .50         3.15          33.85
   1999(7)              39.42             987,011                .51         1.81          87.53
Class 2
1999(6),(7)             35.17                 491                .77*        1.24*         87.53

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
Class 1
   1998(5)               7.10               8,990                .84*         .84*         40.80
   1999(7)              (8.10)             11,307                .82          .09         188.22
Class 2
   1999(6),(7)          (8.89)                 83               1.07*        (.30)*       188.22

FRANKLIN GROWTH AND INCOME FUND
Class 1
   1995                 32.83             889,487                .52         3.30         116.54
   1996                 14.19           1,077,989                .50         4.06          23.01
   1997                 27.74           1,338,476                .49         3.53          36.71
   1998                  8.33           1,318,743                .49         3.27          27.32
   1999(7)               1.10             964,553                .49         2.94          39.80
Class 2
   1999(6),(7)           (.86)                789                .75*        2.55*         39.80

FRANKLIN HIGH INCOME FUND
Class 1
   1995                 19.76             360,904                .56         9.63          20.65
   1996                 13.90             446,096                .54         9.63          27.16
   1997                 11.47             496,036                .53         9.64          36.38
   1998                   .99             446,609                .53         9.96          41.71
   1999(7)               (.07)            314,131                .54         9.97          22.17
Class 2
   1999(6),(7)           (.96)                448                .80*        9.51*         22.17

FRANKLIN INCOME SECURITIES FUND
Class 1
   1995                 22.40           1,266,538                .51         8.05          33.14
   1996                 11.28           1,350,659                .50         7.96          15.28
   1997                 17.09           1,406,787                .50         7.53          14.68
   1998                  1.64           1,185,840                .49         6.94          12.22
   1999(7)              (1.82)            775,116                .50         7.41          11.89
Class 2
   1999(6),(7)          (2.93)              1,302                .75*        7.36*         11.89

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                                            PER SHARE OPERATING PERFORMANCE
                     --------------------------------------------------------------------------------------------------------
                        NET                       NET                                     DISTRI-
                       ASSET          NET      REALIZED &       TOTAL     DISTRIBUTIONS   BUTIONS
                       VALUE,       INVEST-    UNREALIZED       FROM         FROM NET    FROM NET       TOTAL      NET ASSET
YEAR                 BEGINNING       MENT        GAINS       INVESTMENT     INVESTMENT   REALIZED       DISTRI-    VALUE, END
ENDED                 OF YEAR       INCOME      (LOSSES)     OPERATIONS       INCOME      GAINS         BUTIONS     OF YEAR
-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES FUND
Class 1
       1996(3)        $10.00        $  .03       $ 1.33        $ 1.36           $--        $--           $ --       $11.36
       1997            11.36           .06         2.02          2.08          (.02)        --           (.02)       13.42
       1998            13.42           .10         2.62          2.72          (.06)        --           (.06)       16.08
       1999            16.08           .11         4.96          5.07          (.08)        --           (.08)       21.07
Class 2
       1999(6)         16.47           .04         4.58          4.62          (.08)        --           (.08)       21.01
FRANKLIN MONEY MARKET FUND
Class 1
       1995             1.00           .06         --             .06          (.06)        --           (.06)        1.00
       1996             1.00           .05         --             .05          (.05)        --           (.05)        1.00
       1997             1.00           .05         --             .05          (.05)        --           (.05)        1.00
       1998             1.00           .05         --             .05          (.05)        --           (.05)        1.00
       1999             1.00           .05         --             .05          (.05)        --           (.05)        1.00
Class 2
       1999(6)          1.00           .04         --             .04          (.04)        --           (.04)        1.00
FRANKLIN NATURAL RESOURCES SECURITIES FUND
Class 1
       1995            14.09           .22          .12           .34          (.20)        (.15)        (.35)       14.08
       1996            14.08           .15          .44           .59          (.20)        (.18)        (.38)       14.29
       1997            14.29           .15        (2.83)        (2.68)         (.20)        --           (.20)       11.41
       1998            11.41           .15        (3.02)        (2.87)         (.15)        --           (.15)        8.39
       1999(7)          8.39           .06         2.64          2.70          (.16)        --           (.16)       10.93
Class 2
1999(6),(7)             8.70           .02         2.35          2.37          (.16)        --           (.16)       10.91
FRANKLIN REAL ESTATE FUND
Class 1
       1995            15.31           .78         1.83          2.61          (.52)        --           (.52)       17.40
       1996            17.40           .79         4.74          5.53          (.78)        --           (.78)       22.15
       1997            22.15           .72         3.72          4.44          (.67)        (.32)        (.99)       25.60
       1998            25.60          1.45        (5.60)        (4.15)         (.94)        (.58)       (1.52)       19.93
       1999(7)         19.93           .88        (1.77)         (.89)        (1.73)       (2.39)       (4.12)       14.92
Class 2
1999(6),(7)            20.21          1.29        (2.50)        (1.21)        (1.73)       (2.39)       (4.12)       14.88
FRANKLIN RISING DIVIDENDS FUND
Class 1
       1995             9.97           .27         2.66          2.93          (.24)        --           (.24)       12.66
       1996            12.66           .25         2.77          3.02          (.28)        --           (.28)       15.40
       1997            15.40           .22         4.77          4.99          (.26)        (.45)        (.71)       19.68
       1998            19.68           .23         1.07          1.30          (.22)       (2.65)       (2.87)       18.11
       1999(7)         18.11           .22        (1.57)        (1.35)         (.29)       (2.86)       (3.15)       13.61
Class 2
1999(6),(7)            18.28           .17        (1.74)        (1.57)         (.29)       (2.86)       (3.15)       13.56

                                                       RATIOS/SUPPLEMENTAL DATA
                                       ------------------------------------------------------
                                                                     RATIO OF NET
                                           NET          RATIO OF      INVESTMENT
                                       ASSETS, END      EXPENSES        INCOME      PORTFOLIO
YEAR                      TOTAL          OF YEAR       TO AVERAGE     TO AVERAGE    TURNOVER
ENDED                    RETURN+         (000'S)       NET ASSETS     NET ASSETS      RATE
--------------------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES FUND
Class 1
       1996(3)            13.60%        $ 44,667           .77%*          .96%*        3.91%
       1997               18.31          109,355           .77            .72         19.90
       1998               20.29          220,952           .77           1.00         12.17
       1999               31.65          407,515           .77            .63         41.78
Class 2
       1999(6)            28.11              542          1.02*           .22*        41.78

FRANKLIN MONEY MARKET FUND
Class 1
       1995                5.74          429,547          .408           5.58          --
       1996                5.16          408,930          .438           5.04          --
       1997                5.24          367,449          .458           5.11          --
       1998                5.22          414,341          .458           5.08          --
       1999                4.76          364,028           .53           4.64          --
Class 2
       1999(6)             4.39            8,602           .79*          4.51*         --

FRANKLIN NATURAL RESOURCES SECURITIES FUND
Class 1
       1995                2.35          105,109           .66           1.40         15.66
       1996                4.00          109,579           .65           1.00         21.77
       1997              (18.98)          74,924           .69           1.00         85.22
       1998              (25.38)          45,927           .64           1.21         64.68
       1999(7)            32.25           42,861           .66            .64         51.19
Class 2
1999(6),(7)               27.30               68           .92*           .23*        51.19

FRANKLIN REAL ESTATE FUND
Class 1
       1995               17.53          213,473           .59           4.74         22.15
       1996               32.82          322,721           .57           4.80         10.32
       1997               20.70          440,554           .54           3.59         11.62
       1998              (16.82)         282,290           .54           5.44         13.21
       1999(7)            (6.14)         158,553           .58           4.83         10.27
Class 2
1999(6),(7)               (7.66)           2,449           .83*          8.84*        10.27

FRANKLIN RISING DIVIDENDS FUND
Class 1
       1995               29.74          463,253           .78           2.72         18.72
       1996               24.18          597,424           .76           1.96         27.97
       1997               33.03          780,298           .74           1.24         37.04
       1998                6.92          751,869           .72           1.20         26.44
       1999(7)            (9.70)         450,549           .75           1.35          5.32
Class 2
1999(6),(7)              (10.84)             549          1.01*          1.15*         5.32

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                                            PER SHARE OPERATING PERFORMANCE
                     ----------------------------------------------------------------------------------------------------------
                        NET            NET          NET                                      DISTRI-
                       ASSET         INVEST-     REALIZED &      TOTAL        DISTRIBUTIONS  BUTIONS
                       VALUE,         MENT       UNREALIZED      FROM           FROM NET     FROM NET      TOTAL     NET ASSET
YEAR                 BEGINNING       INCOME        GAINS       INVESTMENT      INVESTMENT    REALIZED      DISTRI-   VALUE, END
ENDED                 OF YEAR        (LOSS)       (LOSSES)     OPERATIONS        INCOME        GAINS       BUTIONS     OF YEAR
-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP FUND
Class 1
       1995(2)        $10.00        $  .03        $  .21         $  .24           $ --        $ --          $ --       $10.24
       1996            10.24           .02          2.95           2.97           (.01)         --          (.01)       13.20
       1997            13.20           .01          2.24           2.25           (.03)        (.37)        (.40)       15.05
       1998            15.05           .07          (.20)          (.13)          (.01)       (1.19)       (1.20)       13.72
       1999(7)         13.72          (.01)        13.25          13.24           (.08)        (.01)        (.09)       26.87
Class 2
       1999(6),(7)     14.25          (.04)        12.68          12.64           (.08)        (.01)        (.09)       26.80

FRANKLIN U.S. GOVERNMENT FUND
Class 1
       1995            12.57           .93          1.46           2.39           (.96)        --           (.96)       14.00
       1996            14.00           .75          (.31)           .44           (.97)        --           (.97)       13.47
       1997            13.47          1.00           .21           1.21           (.76)        --           (.76)       13.92
       1998            13.92           .99           .01           1.00          (1.03)        --          (1.03)       13.89
       1999(7)         13.89           .83          (.96)          (.13)         (1.98)        --          (1.98)       11.78
Class 2
       1999(6),(7)     13.89           .77          (.92)          (.15)         (1.96)        --          (1.96)       11.78

FRANKLIN VALUE SECURITIES FUND
Class 1
       1998(5)         10.00           .02         (2.23)         (2.21)          --           --           --           7.79
       1999(7)          7.79           .05           .08            .13           (.02)        --           (.02)        7.90
Class 2
       1999(6),(7)      7.97           .05          (.12)          (.07)          (.02)        --           (.02)        7.88

FRANKLIN ZERO COUPON FUND - 2000
       1995            13.62           .75          2.03           2.78           (.67)        --           (.67)       15.73
       1996            15.73           .98          (.65)           .33           (.86)        (.01)        (.87)       15.19
       1997            15.19          1.15          (.12)          1.03          (1.06)        (.02)       (1.08)       15.14
       1998            15.14          1.22          (.15)          1.07          (1.21)        (.19)       (1.40)       14.81
       1999(7)         14.81           .98          (.55)           .43          (2.33)        (.34)       (2.67)       12.57

FRANKLIN ZERO COUPON FUND - 2005
       1995            13.76           .78          3.53           4.31           (.69)        --           (.69)       17.38
       1996            17.38           .96         (1.13)          (.17)          (.86)        --           (.86)       16.35
       1997            16.35          1.14           .63           1.77          (1.06)        (.01)       (1.07)       17.05
       1998            17.05          1.01          1.03           2.04          (1.10)        (.25)       (1.35)       17.74
       1999(7)         17.74           .98         (2.01)         (1.03)         (2.10)        (.10)       (2.20)       14.51

FRANKLIN ZERO COUPON FUND - 2010
       1995            13.02           .76          4.75           5.51           (.49)        --           (.49)       18.04
       1996            18.04          1.02         (1.65)          (.63)          (.88)        (.24)       (1.12)       16.29
       1997            16.29          1.02          1.54           2.56          (1.01)        (.01)       (1.02)       17.83
       1998            17.83          1.09          1.39           2.48          (1.11)        (.15)       (1.26)       19.05
       1999(7)         19.05           .99         (3.24)         (2.25)         (2.14)        (.51)       (2.65)       14.15

                                                 RATIOS/SUPPLEMENTAL DATA
                                   --------------------------------------------------------
                                                                  RATIO OF NET
                                       NET            RATIO OF     INVESTMENT
                                   ASSETS, END        EXPENSES    INCOME (LOSS)   PORTFOLIO
YEAR                   TOTAL         OF YEAR         TO AVERAGE    TO AVERAGE     TURNOVER
ENDED                  RETURN+       (000'S)         NET ASSETS    NET ASSETS       RATE
-------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP FUND
Class 1
       1995(2)          2.30%        $ 13,301           .90%*         2.70%*        16.04%
       1996            28.95          170,969           .77            .63          63.72
       1997            17.42          313,462           .77            .06          64.07
       1998             (.98)         315,460           .77            .51          53.01
       1999(7)         96.94          488,062           .77           (.05)         39.49
Class 2
       1999(6),(7)     89.05            6,156          1.02*          (.18)*        39.49

FRANKLIN U.S. GOVERNMENT FUND
Class 1
       1995            19.46          643,165           .52           6.72          18.68**
       1996             3.62          843,858           .51           6.66          12.93***
       1997             9.31          765,084           .50           6.49          16.84
       1998             7.44          710,832           .50           6.22          31.34
       1999(7)          (.94)         515,033           .51           6.25           7.90
Class 2
       1999(6),(7)     (1.10)           1,877           .77*          5.95*          7.90

FRANKLIN VALUE SECURITIES FUND
Class 1
       1998(5)        (22.10)           9,013           .83*           .95*         22.79
       1999(7)          1.65           11,320           .81            .65          61.23
Class 2
       1999(6),(7)      (.90)           1,263          1.06*           .62*         61.23

FRANKLIN ZERO COUPON FUND - 2000
       1995            20.67          137,357          .408           6.14           1.63
       1996             2.43          129,601          .408           6.14            .58
       1997             7.11          111,650          .408           6.47           6.16
       1998             7.50           93,543          .408           6.67          17.70
       1999(7)          3.07           70,918           .65           6.85          10.42

FRANKLIN ZERO COUPON FUND - 2005
       1995            31.76           83,222          .408           6.19           1.72
       1996             (.50)          82,603          .408           6.15           2.06
       1997            11.37           77,296          .408           6.16           4.52
       1998            12.53           84,487          .408           5.82           3.87
       1999(7)         (5.88)          65,895           .65           5.93          15.87

FRANKLIN ZERO COUPON FUND - 2010
       1995            42.79           85,633          .408           6.41          31.45
       1996            (2.69)          78,816          .408           6.24          16.10
       1997            16.57           85,515          .408           6.21          12.20
       1998            14.45           93,515          .408           5.55          15.92
       1999(7)        (12.24)          66,049           .65           5.83          19.30

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

                                                            PER SHARE OPERATING PERFORMANCE
                     ----------------------------------------------------------------------------------------------------------
                        NET            NET          NET                                      DISTRI-
                       ASSET         INVEST-     REALIZED &      TOTAL        DISTRIBUTIONS  BUTIONS
                       VALUE,         MENT       UNREALIZED      FROM           FROM NET     FROM NET      TOTAL     NET ASSET
YEAR                 BEGINNING       INCOME        GAINS       INVESTMENT      INVESTMENT    REALIZED      DISTRI-   VALUE, END
ENDED                 OF YEAR        (LOSS)       (LOSSES)     OPERATIONS        INCOME        GAINS       BUTIONS     OF YEAR
-------------------------------------------------------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND
Class 1
       1996(4)        $10.00        $  .02       $  .19         $  .21           $ --         $--           $ --       $10.21
       1997            10.21           .13         1.84           1.97           (.01)         --           (.01)       12.17
       1998            12.17           .20         (.76)          (.56)          (.17)         (.15)        (.32)       11.29
       1999(7)         11.29           .17         2.48           2.65           (.37)         --           (.37)       13.57
Class 2
1999(6),(7)            11.65           .11         2.15           2.26           (.37)         --           (.37)       13.54
MUTUAL SHARES SECURITIES FUND
Class 1
       1996(4)         10.00           .02          .33            .35           --            --           --          10.35
       1997            10.35           .13         1.71           1.84           (.01)         --           (.01)       12.18
       1998            12.18           .28         (.25)           .03           (.13)         (.12)        (.25)       11.96
       1999(7)         11.96           .20         1.41           1.61           (.34)         --           (.34)       13.23
Class 2
1999(6),(7)            12.36           .16         1.07           1.23           (.34)         --           (.34)       13.25
TEMPLETON DEVELOPING MARKETS EQUITY FUND
Class 1
       1995             9.56           .09          .18            .27           (.04)         (.01)        (.05)        9.78
       1996             9.78           .12         1.97           2.09           (.10)         (.18)        (.28)       11.59
       1997            11.59           .18        (1.10)          (.92)          (.15)         (.23)        (.38)       10.29
       1998            10.29           .20        (2.35)         (2.15)          (.29)         (.94)       (1.23)        6.91
       1999(7)          6.91           .09         3.66           3.75           (.17)         --           (.17)       10.49
Class 2
1999(6),(7)             7.22           .02         3.39           3.41           (.17)         --           (.17)       10.46
TEMPLETON GLOBAL ASSET ALLOCATION FUND
Class 1
       1995(1)         10.00           .18          .52            .70           (.18)         --           (.18)       10.52
       1996            10.52           .34         1.75           2.09           (.01)         (.01)        (.02)       12.59
       1997            12.59           .42         1.04           1.46           (.26)         (.07)        (.33)       13.72
       1998            13.72           .61         (.59)           .02           (.49)         (.58)       (1.07)       12.67
       1999(7)         12.67           .39          .53            .92           (.90)         (.88)       (1.78)       11.81
Class 2
1999(6),(7)            12.94           .32          .29            .61           (.88)         (.88)       (1.76)       11.79
TEMPLETON GLOBAL GROWTH FUND
Class 1
       1995            10.48           .16         1.17           1.33           (.06)         --           (.06)       11.75
       1996            11.75           .25         2.22           2.47           (.21)         (.21)        (.42)       13.80
       1997            13.80           .33         1.53           1.86           (.24)         (.08)        (.32)       15.34
       1998            15.34           .35          .98           1.33           (.41)        (1.49)       (1.90)       14.77
       1999(7)         14.77           .28         2.66           2.94           (.36)        (1.72)       (2.08)       15.63
Class 2
1999(6),(7)            15.34           .17         2.17           2.34           (.36)        (1.72)       (2.08)       15.60

                                                    RATIOS/SUPPLEMENTAL DATA
                                      --------------------------------------------------------
                                                                     RATIO OF NET
                                          NET            RATIO OF     INVESTMENT
                                      ASSETS, END        EXPENSES    INCOME (LOSS)   PORTFOLIO
YEAR                      TOTAL         OF YEAR         TO AVERAGE    TO AVERAGE     TURNOVER
ENDED                     RETURN+       (000'S)         NET ASSETS    NET ASSETS       RATE
---------------------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND
Class 1
       1996(4)             2.10%        $ 15,418          1.37%*          2.11%*         .14%
       1997               19.25          198,653          1.06            1.19         55.93
       1998               (5.00)         224,656         1.019            1.94         93.99
       1999(7)            23.76          202,777         1.019            1.42        104.69
Class 2
1999(6),(7)               19.68              413          1.27*            .94*       104.69

MUTUAL SHARES SECURITIES FUND
Class 1
       1996(4)             3.50           27,677          1.00*           2.56*         1.31
       1997               17.73          387,787           .80            2.10         49.01
       1998                 .09          482,444         .7910            2.60         70.19
       1999(7)            13.40          448,278         .7910            1.59         80.02
Class 2
1999(6),(7)                9.91            5,716          1.04*           1.26*        80.02

TEMPLETON DEVELOPING MARKETS EQUITY FUND
Class 1
       1995                2.77          158,084          1.41            2.01         19.96
       1996               21.59          272,098          1.49            1.68         12.42
       1997               (8.72)         279,680          1.42            1.57         20.59
       1998              (21.61)         162,433          1.41            2.04         36.58
       1999(7)            54.64          189,029          1.39            1.03         31.82
Class 2
1999(6),(7)               47.58              346          1.67*            .18*        31.82

TEMPLETON GLOBAL ASSET ALLOCATION FUND
Class 1
       1995(1)             7.01           14,729           .90*           3.84*        30.00
       1996               19.84           56,274           .86            4.21         52.35
       1997               11.71           93,402           .94            4.22         61.93
       1998                (.04)          81,670           .84            4.32         59.03
       1999(7)             7.53           61,588           .82            3.22         36.08
Class 2
1999(6),(7)                4.94               52          1.07*           2.73*        36.08

TEMPLETON GLOBAL GROWTH FUND
Class 1
       1995               12.72          338,755           .97            2.46         30.92
       1996               21.28          579,877           .93            2.20         12.32
       1997               13.50          758,445           .88            2.49         24.81
       1998                8.98          747,080           .88            2.27         32.30
       1999(7)            21.04          708,310           .88            1.87         46.54
Class 2
1999(6),(7)               16.35            4,483          1.14*           1.17*        46.54

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)


                                         PER SHARE OPERATING PERFORMANCE
          ------------------------------------------------------------------------------------------
             NET                  NET                                   DISTRI-
            ASSET      NET     REALIZED &      TOTAL    DISTRIBUTIONS  BUTIONS
            VALUE,    INVEST-  UNREALIZED      FROM       FROM NET     FROM NET   TOTAL   NET ASSET
 YEAR     BEGINNING   MENT       GAINS     INVESTMENT   INVESTMENT     REALIZED  DISTRI-  VALUE, END    TOTAL
 ENDED     OF YEAR   INCOME     (LOSSES)    OPERATIONS     INCOME       GAINS    BUTIONS   OF YEAR     RETURN+
--------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES FUND
Class 1
 1995       $12.19   $ .29      $ 1.47       $1.76       $ (.49)      $   --     $ (.49)    $13.46      14.68%
 1996        13.46    1.02         .17        1.19        (1.04)          --      (1.04)     13.61       9.56
 1997        13.61    1.05        (.73)        .32         (.96)          --       (.96)     12.97       2.55
 1998        12.97    1.07        (.19)        .88         (.98)          --       (.98)     12.87       7.08
 1999(7)     12.87     .68       (1.42)       (.74)       (1.06)          --      (1.06)     11.07      (5.79)
Class 2
 1999(6,7)   12.93     .60       (1.44)       (.84)       (1.05)          --      (1.05)     11.04      (6.53)
TEMPLETON INTERNATIONAL EQUITY FUND
Class 1
 1995        12.51     .37         .94        1.31         (.22)        (.28)      (.50)     13.32      10.59
 1996        13.32     .40        2.58        2.98         (.38)        (.47)      (.85)     15.45      22.98
 1997        15.45     .30        1.51        1.81         (.45)        (.69)     (1.14)     16.12      11.69
 1998        16.12     .56         .42         .98         (.53)       (1.05)     (1.58)     15.52       5.56
 1999(7)     15.52     .36        3.62        3.98        (1.03)(11)    (.52)     (1.55)     17.95      26.63
Class 2
 1999(6,7)   16.24     .28        2.89        3.17         (.99)(11)    (.52)     (1.51)     17.90      20.45
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
Class 1
 1996(3)     10.00     .10        1.15        1.25           --           --         --      11.25      12.50
 1997        11.25     .23        (.39)       (.16)        (.07)          --       (.07)     11.02      (1.50)
 1998        11.02     .25       (1.52)      (1.27)        (.25)        (.30)      (.55)      9.20     (12.27)
 1999(7)      9.20     .26        1.93        2.19         (.32)          --       (.32)     11.07      23.90
Class 2
 1999(6,7)    9.44     .13        1.82        1.95         (.32)          --       (.32)     11.07      20.75
TEMPLETON PACIFIC GROWTH FUND
Class 1
 1995        13.24     .33         .71        1.04         (.26)        (.11)      (.37)     13.91       7.97
 1996        13.91     .21        1.34        1.55         (.44)        (.26)      (.70)     14.76      11.10
 1997        14.76     .29       (5.49)      (5.20)        (.28)          --       (.28)      9.28     (35.95)
 1998         9.28     .21       (1.52)      (1.31)        (.35)        (.11)      (.46)      7.51     (13.13)
 1999(7)      7.51     .08        2.70        2.78         (.10)          --       (.10)     10.19      37.02
Class 2
 1999(6,7)    7.63     .06        2.59        2.65         (.08)          --       (.08)     10.20      34.74

                                                              RATIOS/SUPPLEMENTAL DATA
                                                -------------------------------------------------
                                                                           RATIO OF NET
                                                    NET        RATIO OF     INVESTMENT
                                                ASSETS, END   EXPENSES       INCOME     PORTFOLIO
 YEAR                                             OF YEAR     TO AVERAGE    TO AVERAGE  TURNOVER
 ENDED                                            (000'S)     NET ASSETS    NET ASSETS    RATE
-------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES FUND
Class 1
 1995                                        $    $243,194       .64%          7.59%     152.89%
 1996                                              221,722       .61           7.30      140.96
 1997                                              185,016       .62           7.03      181.61
 1998                                              150,941       .63           6.86       84.17
 1999(7)                                            90,537       .65           5.65       80.76
Class 2
 1999(6,7)                                             443       .91*          5.36*      80.76
TEMPLETON INTERNATIONAL EQUITY FUND
Class 1
 1995                                              850,117       .92           2.87       16.42
 1996                                            1,108,099       .89           3.07       27.52
 1997                                            1,161,430       .89           3.01       26.96
 1998                                              955,900       .88           2.90        5.98
 1999(7)                                           777,037       .90           2.21       33.74
Class 2
 1999(6,7)                                           3,232      1.17*         1.73*       33.74
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
Class 1
 1996(3)                                            16,255      1.16*          2.51*         --
 1997                                               32,201      1.06           2.74       21.38
 1998                                               24,999      1.10           2.26       18.45
 1999(7)                                            23,541      1.11           2.52       15.80
Class 2
 1999(6,7)                                           2,049      1.38*         1.21*       15.80
TEMPLETON PACIFIC GROWTH FUND
Class 1
 1995                                              331,936      1.01           2.08       36.06
 1996                                              356,759       .99           1.51       12.85
 1997                                              165,404      1.03           1.97       11.87
 1998                                               98,769      1.10           2.60       12.55
 1999(7)                                            96,738      1.08            .93       12.45
Class 2
 1999(6,7)                                             112      1.36*           .68*      12.45

* Annualized

** The portfolio turnover rate excludes mortgage dollar roll transactions.

*** The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

+ Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

(1) For the period April 19, 1995 (effective date) to December 31, 1995.

(2) For the period November 1, 1995 (effective date) to December 31, 1995.

(3) For the period May 1, 1996 (effective date) to December 31, 1996.

(4) For the period November 8, 1996 (effective date) to December 31, 1996.

(5) For the period May 1, 1998 (effective date) to December 31, 1998.

(6) For the period January 6, 1999 (effective date) to December 31, 1999.

(7) Based on average shares outstanding.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights (continued)

(8) During the years indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees incurred by certain Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

Franklin Money Market Fund
1995 .....................................................................  .53%
1996 .....................................................................  .53
1997 .....................................................................  .53
1998 .....................................................................  .53

Franklin Zero Coupon Fund - 2000
1995 .....................................................................  .63%
1996 .....................................................................  .62
1997 .....................................................................  .63
1998 .....................................................................  .66

Franklin Zero Coupon Fund - 2005
1995 .....................................................................  .66%
1996 .....................................................................  .65
1997 .....................................................................  .65
1998 .....................................................................  .66

Franklin Zero Coupon Fund - 2010
1995 .....................................................................  .66%
1996 .....................................................................  .65
1997 .....................................................................  .65
1998 .....................................................................  .66

(9) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets for Mutual Discovery Securities Fund was 0.99% and 1.00% for the years ended December 31, 1999 and December 31, 1998, respectively.

(10) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets for Mutual Shares Securities Fund was 0.77% for the years ended December 31, 1999 and December 31, 1998.

(11) Includes distributions in excess of net investment income in the amount of $.013.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

   FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND      COUNTRY             SHARES      VALUE
------------------------------------------------------------------------------------------------
   COMMON STOCKS 88.8%
   CELLULAR TELEPHONE 12.6%
(a)Nextel Communications Inc., A ................   United States         130,000   $ 13,406,250
   NTT Mobile Communications Network Inc. .......       Japan                 420     16,153,056
(a)Sprint Corp. (PCS Group) .....................   United States         250,000     25,625,000
(a)Stet Hellas Telecommunications SA, ADR .......       Greece            418,900     12,776,450
   Vodafone AirTouch PLC, ADR ...................   United Kingdom        590,000     29,205,000
(a)VoiceStream Wireless Corp. ...................   United States         189,000     26,897,063
                                                                                    ------------
                                                                                     124,062,819
                                                                                    ------------
(a)COMPUTER COMMUNICATIONS 1.4%
   Cisco Systems Inc. ...........................   United States         130,000     13,926,250
                                                                                    ------------
(a)EDP SERVICES 3.2%
   Equant NV, N.Y. shs ..........................    Netherlands          230,000     25,760,000
   Infonet Services Corp., B ....................   United States         235,100      6,171,375
                                                                                    ------------
                                                                                      31,931,375
                                                                                    ------------
   ELECTRIC UTILITIES 6.5%
   CMS Energy Corp. .............................   United States         140,000      4,366,250
   Edison International .........................   United States         670,000     17,545,625
   Illinova Corp. ...............................   United States         200,000      6,950,000
   Montana Power Co. ............................   United States         160,000      5,770,000
   Northwestern Corp. ...........................   United States         363,000      7,986,000
   PECO Energy Co. ..............................   United States         307,000     10,668,250
   Pinnacle West Capital Corp. ..................   United States         213,800      6,534,263
   TECO Energy Inc. .............................   United States         247,700      4,597,931
                                                                                    ------------
                                                                                      64,418,319
                                                                                    ------------
   ELECTRICAL PRODUCTS .7%
   Furukawa Electric Co. Ltd. ...................       Japan             425,000      6,446,641
                                                                                    ------------
(a)ELECTRONIC COMPONENTS 1.0%
   CTS Corp. ....................................   United States         125,000      9,421,875
                                                                                    ------------
   MAJOR U.S. TELECOMMUNICATIONS 13.0%
   AT&T Corp. ...................................   United States         570,000     28,927,500
   Bell Atlantic Corp. ..........................   United States         260,000     16,006,250
   GTE Corp. ....................................   United States         320,000     22,580,000
(a)MCI WorldCom Inc. ............................   United States         510,000     27,061,873
   SBC Communications Inc. ......................   United States         400,000     19,500,000
   U.S. West Inc. ...............................   United States         200,000     14,400,000
                                                                                    ------------
                                                                                     128,475,623
                                                                                    ------------
   NATURAL GAS DISTRIBUTION .9%
(a)Gas Authority of India Ltd., GDR, 144A .......       India             584,100      5,519,745
   MDU Resources Group Inc. .....................   United States         184,900      3,698,000
                                                                                    ------------
                                                                                       9,217,745
                                                                                    ------------
   NON-U.S. UTILITIES .6%
   ScottishPower PLC ............................   United Kingdom        840,000      6,353,249
                                                                                    ------------
   OIL/GAS TRANSMISSION 1.1%
   Enron Corp. ..................................   United States         245,000     10,871,875
                                                                                    ------------
   OTHER TELECOMMUNICATIONS 40.4%
(a)Alaska Communications Systems Holdings Inc. ..   United States          99,400      1,230,075
(a)Broadwing Inc. ...............................   United States         400,000     14,750,000
(a)Citizens Utilities Co., B ....................   United States         760,000     10,782,500
   City Telecom (HK) Ltd. .......................     Hong Kong           772,000        749,804
(a)Clearnet Communications Inc., A ..............       Canada            441,200     15,166,250
(a)EIRCOM PLC ...................................   Irish Republic      2,396,000     10,251,686
(a)FirstCom Corp. ...............................   United States          96,600      3,550,050
(a)Global Crossing Ltd. .........................      Bermuda            810,000     40,500,000
(a)Global TeleSystems Group Inc. ................   United States         790,000     27,353,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND              COUNTRY        SHARES       VALUE
----------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   OTHER TELECOMMUNICATIONS (CONT.)
(a)GST Telecommunications Inc. ..........................      Canada       1,425,000   $ 12,914,063
   Hellenic Telecommunications Organization SA ..........      Greece         532,110     12,593,167
(a)ICG Communications Inc. ..............................   United States     408,000      7,650,000
(a)Intermedia Communications Inc. .......................   United States     330,400     12,823,650
   Korea Telecom Corp. ..................................    South Korea      140,000     22,069,573
(a)KPNQwest NV ..........................................    Netherlands      136,200      8,682,750
(a)McLeodUSA Inc. .......................................   United States     190,000     11,186,250
(a)NEXTLINK Communications Inc., A ......................   United States     210,000     17,443,125
   Nippon Telegraph & Telephone Corp. ...................       Japan             900     15,413,221
(a)Pacific Gateway Exchange Inc. ........................   United States      87,500      1,492,969
   Portugal Telecom SA ..................................     Portugal      1,250,000     13,704,319
(a)Primus Telecommunications Group Inc. .................   United States     390,000     14,917,500
(a)Qwest Communications International Inc. ..............   United States     470,000     20,210,000
   Swisscom AG ..........................................    Switzerland       47,700     19,289,670
   Telecom Italia SpA ...................................       Italy       4,000,000     24,379,342
(a)Telecomunicacoes Brasileiras SA, ADR .................      Brazil          42,000            655
   Telefonica SA, ADR ...................................       Spain         270,000     21,279,375
(a)Telstra Corp Ltd. ....................................     Australia     1,180,500      4,161,739
(a)Time Warner Telecom Inc., A ..........................   United States     300,000     14,981,250
(a)Versatel Telecom International NV ....................    Netherlands      160,000      5,637,773
(a)Williams Communications Group Inc. ...................   United States     458,400     13,264,950
                                                                                         -----------
                                                                                         398,429,456
                                                                                         -----------
(a)SEMICONDUCTORS 1.1%
   SDL Inc. .............................................   United States      50,000     10,900,000
                                                                                         -----------
   TELECOMMUNICATIONS EQUIPMENT 4.6%
(a)Catapult Communications Corp. ........................   United States     300,000      2,981,250
(a)C-COR.net Corp. ......................................   United States      20,000      1,532,500
(a)Ciena Corp. ..........................................   United States     130,000      7,475,000
   Lucent Technologies Inc. .............................   United States     120,000      8,977,500
(a)NICE Systems Ltd., ADR ...............................      Israel          88,500      4,353,094
   Nokia Corp., ADR .....................................      Finland         55,000     10,450,000
(a)Tellabs Inc. .........................................   United States     150,000      9,628,125
                                                                                         -----------
                                                                                          45,397,469
                                                                                         -----------
(a)UNREGULATED POWER GENERATION 1.7%
   AES Corp. ............................................   United States     150,000     11,212,500
   Calpine Corp. ........................................   United States      83,000      5,312,000
                                                                                         -----------
                                                                                          16,524,500
                                                                                         -----------
   TOTAL COMMON STOCKS (COST $577,894,593) ..............                                876,377,196
                                                                                         -----------
   CONVERTIBLE PREFERRED STOCKS .8%
   CMS Energy Trust I, 7.75%, cvt. pfd. (COST $8,750,000)   United States     175,000      8,137,500
                                                                                         -----------
   TOTAL LONG TERM INVESTMENTS (COST $586,644,594) ......                                884,514,696
                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                    PRINCIPAL
   FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND                       COUNTRY       AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------
(g)REPURCHASE AGREEMENT 8.3%
   Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $81,786,809) (COST $81,769,208) .............   United States  $81,769,208  $ 81,769,208
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                 ------------
   TOTAL INVESTMENTS (COST $668,413,801) 97.9% ...................                                966,283,904
   OTHER ASSETS, LESS LIABILITIES 2.1% ...........................                                 21,217,547
                                                                                                 ------------
   NET ASSETS 100.0% .............................................                               $987,501,451
                                                                                                 ============

(a)Non-income producing.

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


86                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

   FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND               SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS 93.3%

(a)CONSUMER SERVICES .7%
   drkoop.com Inc. .......................................    7,000   $   83,125
                                                                      ----------
(a)ELECTRONIC TECHNOLOGY .1%
   Caliper Technologies Corp. ............................      200       13,350
                                                                      ----------
   HEALTH SERVICES 21.2%
(a)Beverly Enterprises Inc. ..............................   13,600       59,500
(a)CareInsite Inc. .......................................    2,000      161,000
   Columbia/HCA Healthcare Corp. .........................    6,600      193,463
(a)eBenX Inc. ............................................      100        4,525
(a)Express Scripts Inc., A ...............................    1,800      115,200
(a)Foundation Health Systems Inc., A .....................    7,000       69,563
(a)Lincare Holdings Inc. .................................    3,500      121,406
(a)MedicaLogic Inc. ......................................    3,300       69,300
(a)NovaMed Eyecare Inc. ..................................    2,300       15,525
   Omnicare Inc. .........................................   18,100      217,200
(a)Pharmaceutical Product Development Inc. ...............   10,000      118,750
(a)Renal Care Group Inc. .................................   10,300      240,763
(a)SciQuest.com Inc. .....................................    3,300      262,350
(a)Tenet Healthcare Corp. ................................    3,100       72,850
   United HealthCare Corp. ...............................    3,300      175,313
   Universal Health Services Inc., B .....................    7,900      284,400
(a)Wellpoint Health Networks Inc. ........................    3,500      230,781
                                                                      ----------
                                                                       2,411,889
                                                                      ----------
   HEALTH TECHNOLOGY 71.3%
(a)Abgenix Inc. ..........................................    3,300      437,250
   American Home Products Corp. ..........................    7,700      303,669
(a)Amgen Inc. ............................................    4,600      276,288
   Baxter International Inc. .............................    8,200      515,063
(a)Biogen Inc. ...........................................    1,400      118,300
   Bristol-Myers Squibb Co. ..............................    4,200      269,588
(a)Cell Genesys Inc. .....................................   16,500      211,406
(a)CIMA Labs Inc. ........................................   25,000      326,563
(a)COR Therapeutics Inc. .................................    5,200      139,750
   Eli Lilly & Co. .......................................    6,100      405,650
(a)Genentech Inc. ........................................    2,100      282,450
(a)Gilead Sciences Inc. ..................................    2,300      124,488
   Glaxo Wellcome PLC, ADR (United Kingdom) ..............    4,400      245,850
(a)INAMED Corp. ..........................................    2,800      122,850
(a)Inhale Therapeutic Systems Inc. .......................   13,000      553,313
   Johnson & Johnson .....................................    1,000       93,125
(a)MedImmune Inc. ........................................    1,700      281,988
   Merck & Co. Inc. ......................................    1,500      100,594
(a)MGI Pharma Inc. .......................................    3,000       35,813
(a)Molecular Devices Corp. ...............................    5,100      265,200
(a)Noven Pharmaceuticals Inc. ............................   12,000      217,500
(a)Novoste Corp. .........................................   11,200      184,800
(a)Ocular Sciences Inc. ..................................   11,500      217,063
   Pharmacia & Upjohn Inc. ...............................    5,000      225,000
   Roche Holding AG (Switzerland) ........................       16      189,890
   Schering-Plough Corp. .................................    9,200      388,125
(a)Serologicals Corp. ....................................   30,000      180,000
(a)Shire Pharmaceuticals Group PLC, ADR (United Kingdom) .   10,739      312,786

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

   FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND                                      SHARES      VALUE
--------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   HEALTH TECHNOLOGY (CONT.)
(a)SonoSite Inc. .............................................................       3,900   $   123,338
(a)Vertex Pharmaceuticals Inc. ...............................................       9,000       314,993
   Warner-Lambert Co. ........................................................       5,300       434,269
(a)Watson Pharmaceuticals Inc. ...............................................       6,200       222,038
                                                                                             -----------
                                                                                               8,119,000
                                                                                             -----------
   TOTAL LONG TERM INVESTMENTS (COST $9,099,212) .............................                10,627,364
                                                                                             -----------
   SHORT TERM INVESTMENTS 7.5%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $855,059)   855,059       855,059
                                                                                             -----------
   TOTAL INVESTMENTS (COST $9,954,271) 100.8% ................................                11,482,423
   OTHER ASSETS, LESS LIABILITIES (.8%) ......................................                   (91,944)
                                                                                             -----------
   NET ASSETS 100.0% .........................................................               $11,390,479
                                                                                             ===========


(a)Non-income producing.

(b)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


88                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                         SHARES/
FRANKLIN GROWTH AND INCOME FUND            COUNTRY      WARRANTS      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 94.6%

COMMERCIAL SERVICES 1.1%
Dun & Bradstreet Corp. ..............   United States    375,200   $11,068,400
                                                                   -----------
CONSUMER DURABLES 3.5%
Eastman Kodak Co. ...................   United States    168,000    11,130,000
Ford Motor Co. ......................   United States    242,000    12,931,875
General Motors Corp. ................   United States    135,500     9,849,156
                                                                   -----------
                                                                    33,911,031
                                                                   -----------
CONSUMER NON-DURABLES 7.0%
Bestfoods ...........................   United States    250,000    13,140,625
General Mills Inc. ..................   United States    547,000    19,555,250
Gillette Co. ........................   United States     30,000     1,235,625
H.J. Heinz Co. ......................   United States    343,000    13,655,688
PepsiCo Inc. ........................   United States    240,000     8,460,000
Philip Morris Cos. Inc. .............   United States    507,800    11,774,613
                                                                   -----------
                                                                    67,821,801
                                                                   -----------
CONSUMER SERVICES 1.0%
Harcourt General Inc. ...............   United States    251,700    10,130,925
                                                                   -----------
ELECTRONIC TECHNOLOGY 4.9%
Hewlett-Packard Co. .................   United States    101,500    11,564,656
International Business Machines Corp.   United States     85,000     9,180,000
Motorola Inc. .......................   United States     88,000    12,958,000
Perkinelmer Inc. ....................   United States    159,400     6,644,988
Raytheon Co., B .....................   United States    255,700     6,792,031
                                                                   -----------
                                                                    47,139,675
                                                                   -----------
ENERGY MINERALS 8.0%
Atlantic Richfield Co. ..............   United States    112,500     9,731,250
Chevron Corp. .......................   United States    109,000     9,442,125
Conoco Inc., B ......................   United States    480,830    11,960,646
Exxon Mobil Corp. ...................   United States    241,572    19,461,681
Texaco Inc. .........................   United States    311,400    16,912,913
Ultramar Diamond Shamrock Corp. .....   United States    447,800    10,159,463
                                                                   -----------
                                                                    77,668,078
                                                                   -----------
FINANCE 8.4%
Bank of America Corp. ...............   United States    195,000     9,786,563
Bank One Corp. ......................   United States    276,210     8,855,983
Fannie Mae ..........................   United States    140,000     8,741,250
First Union Corp. ...................   United States    223,000     7,317,188
Fleet Boston Financial Corp. ........   United States    348,468    12,131,042
J.P. Morgan & Co. Inc. ..............   United States     82,100    10,395,913
National City Corp. .................   United States    415,000     9,830,313
Union Planters Corp. ................   United States    119,000     4,693,063
Washington Mutual Inc. ..............   United States    361,000     9,386,000
                                                                   -----------
                                                                    81,137,315
                                                                   -----------
HEALTH TECHNOLOGY 7.1%
Abbott Laboratories .................   United States    335,000    12,164,688
American Home Products Corp. ........   United States    217,000     8,557,938
Baxter International Inc. ...........   United States    215,000    13,504,688
Glaxo Wellcome PLC, ADR .............   United Kingdom   280,800    15,689,700
Pharmacia & Upjohn Inc. .............   United States    403,500    18,157,500
                                                                   -----------
                                                                    68,074,514
                                                                   -----------
INSURANCE 4.3%
Allstate Corp. ......................   United States    280,000     6,720,000
Lincoln National Corp. ..............   United States    366,800    14,672,000
St. Paul Cos. Inc. ..................   United States    592,000    19,943,000
                                                                   -----------
                                                                    41,335,000
                                                                   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                           SHARES/
   FRANKLIN GROWTH AND INCOME FUND                           COUNTRY      WARRANTS       VALUE
-------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   NON-ENERGY MINERALS 3.9%
   Corus Group PLC, ADR ...............................   United Kingdom   330,000   $  8,538,750
   De Beers Consolidated Mines AG, ADR ................    South Africa    443,000     12,819,313
   Weyerhaeuser Co. ...................................   United States    230,500     16,552,781
                                                                                     ------------
                                                                                       37,910,844
                                                                                     ------------
   PROCESS INDUSTRIES 6.0%
   Dow Chemical Co. ...................................   United States     76,800     10,262,400
   E. I. du Pont de Nemours and Co. ...................   United States     99,210      6,535,459
   General Electric Co. ...............................   United States    130,700     20,225,825
   Imperial Chemical Industries PLC, ADR ..............   United Kingdom   249,400     10,615,088
   Pall Corp. .........................................   United States    483,600     10,427,625
                                                                                     ------------
                                                                                       58,066,397
                                                                                     ------------
   PRODUCER MANUFACTURING 8.8%
   Avery Dennison Corp. ...............................   United States    174,000     12,680,250
   Dana Corp. .........................................   United States    359,600     10,765,525
   Deere & Co. ........................................   United States    270,000     11,711,250
   Delphi Automotive Systems Corp. ....................   United States     94,705      1,491,604
   Diebold Inc. .......................................   United States    389,500      9,153,250
   Emerson Electric Co. ...............................   United States    220,000     12,622,500
   Minnesota Mining & Manufacturing Co. ...............   United States    137,500     13,457,813
   Pitney Bowes Inc. ..................................   United States    265,000     12,802,813
                                                                                     ------------
                                                                                       84,685,005
                                                                                     ------------
   REAL ESTATE 4.9%
   Arden Realty Inc. ..................................   United States    479,200      9,613,950
   Equity Office Properties Trust .....................   United States    225,000      5,540,625
   Equity Residential Properties Trust ................   United States    325,300     13,886,244
   Glenborough Realty Trust Inc. ......................   United States    400,000      5,350,000
   Simon Property Group Inc. ..........................   United States    544,700     12,494,056
                                                                                     ------------
                                                                                       46,884,875
                                                                                     ------------
   RETAIL TRADE 1.8%
   J.C. Penney Co. Inc. ...............................   United States    381,900      7,614,131
   May Department Stores Co. ..........................   United States    300,000      9,675,000
                                                                                     ------------
                                                                                       17,289,131
                                                                                     ------------
   TECHNOLOGY SERVICES 1.3%
(a)Acclaim Entertainment Inc., wts., 4/04/02 ..........   United States      1,900          3,002
   Automatic Data Processing Inc. .....................   United States    226,500     12,202,688
                                                                                     ------------
                                                                                       12,205,690
                                                                                     ------------
   TELECOMMUNICATIONS 13.3%
   AT&T Corp. .........................................   United States    457,500     23,218,125
   Bell Atlantic Corp. ................................   United States    504,632     31,066,408
   GTE Corp. ..........................................   United States    389,500     27,484,094
   SBC Communications Inc. ............................   United States    318,472     15,525,510
   U.S. West Inc. .....................................   United States    433,100     31,183,200
                                                                                     ------------
                                                                                      128,477,337
                                                                                     ------------
   TRANSPORTATION .7%
   United Parcel Service Inc., B ......................   United States    101,100      6,975,900
                                                                                     ------------
   UTILITIES 8.6%
   Consolidated Natural Gas Co. .......................   United States    162,000     10,519,875
   Constellation Energy Group Inc. ....................   United States    423,000     12,267,000
   Dominion Resources Inc. ............................   United States    169,500      6,652,875
   GPU Inc. ...........................................   United States    308,300      9,229,731
   Kansas City Power & Light Co. ......................   United States    471,000     10,391,438
   MCN Energy Group Inc. ..............................   United States    355,000      8,431,250
   National Fuel Gas Co. ..............................   United States    303,800     14,126,700
   Sempra Energy ......................................   United States    636,585     11,060,655
                                                                                     ------------
                                                                                       82,679,524
                                                                                     ------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $784,271,545)                               913,461,442
                                                                                     ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                       PRINCIPAL
   FRANKLIN GROWTH AND INCOME FUND                        COUNTRY        AMOUNT        VALUE
------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 3.8%

   FHLMC, 1/20/00 (COST $36,893,573) ...............   United States  $37,000,000   $ 36,908,462
                                                                                    ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
    (COST $821,165,118) ............................                                 950,369,904
                                                                                    ------------
(g)REPURCHASE AGREEMENT 1.6%
   Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $14,971,954) (COST $14,968,732)   United States   14,968,732     14,968,732
    Banc of America Securities LLC
    Barclays Capital Inc. ..........................
    Bear, Stearns & Co. Inc. .......................
    Chase Securities Inc. ..........................
    Donaldson, Lufkin & Jenrette Securities Corp. ..
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp. ..................................
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                    ------------
   TOTAL INVESTMENTS (COST $836,133,850) 100.0% ....                                 965,338,636
   OTHER ASSETS, LESS LIABILITIES ..................                                       3,266
                                                                                    ------------
   NET ASSETS 100.0% ...............................                                $965,341,902
                                                                                    ============


(a)Non-income producing.

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.                     91

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                               SHARES/
                                                                                             WARRANTS &
   FRANKLIN HIGH INCOME FUND                                                  COUNTRY          RIGHTS      VALUE
-------------------------------------------------------------------------------------------------------------------
(a)COMMON STOCKS, WARRANTS AND RIGHTS .2%

   CONSUMER SERVICES
   Jack in the Box Inc. ................................................   United States           210   $    4,344
                                                                                                         ----------
   ENERGY MINERALS .1%
   Abraxas Petroleum Corp. .............................................   United States       256,359      240,337
   Abraxas Petroleum Corp., rts., 11/01/04 .............................   United States       256,359           --
                                                                                                         ----------
                                                                                                            240,337
                                                                                                         ----------
   INDUSTRIAL SERVICES .1%
   R&B Falcon Corp. 144A, wts., 5/01/09 ................................   United States         1,500      375,000
                                                                                                         ----------
   NON-ENERGY MINERALS
   Gulf States Steel Inc., wts., 4/15/03 ...............................   United States         5,000            5
                                                                                                         ----------
   PRODUCER MANUFACTURING
   Goss Holdings Inc., B ...............................................   United States        44,604       89,208
                                                                                                         ----------
   TELECOMMUNICATIONS
   International Wire Holding Co., wts., 8/15/01 .......................   United States         7,800            8
   Loral Space & Communications Ltd., wts., 1/15/07 ....................   United States         1,500       17,295
   McCaw International Ltd., wts., 4/15/07 .............................   United States         7,000       56,000
   Poland Telecom Finance, 144A, wts., 12/01/07 ........................       Poland            8,000       24,400
                                                                                                         ----------
                                                                                                             97,703
                                                                                                         ----------
   UTILITIES
   Empire Gas Corp., wts., 7/15/04 .....................................   United States         6,900        1,725
                                                                                                         ----------
   TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $661,499) ............                                    808,322
                                                                                                         ----------
   PREFERRED STOCKS 1.5%

   INDUSTRIAL SERVICES .5%
   R&B Falcon Corp., 13.875%, pfd., PIK ................................   United States         1,611    1,691,812
                                                                                                         ----------
   PROCESS INDUSTRIES 1.0%
   Asia Pulp & Paper Co. Ltd., 12.00%, pfd .............................     Indonesia           4,500    2,947,500
                                                                                                         ----------
   TOTAL PREFERRED STOCKS (COST $6,037,972) ............................                                  4,639,312
                                                                                                         ----------


                                                                                             PRINCIPAL
                                                                                               AMOUNT
                                                                                            ----------
   BONDS 96.1%

   COMMERCIAL SERVICES 2.3%
   Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ............   United States    $2,000,000   $ 1,845,000
   Fleming Cos. Inc., senior sub. note, B, 10.625%, 7/31/07 ............   United States     2,000,000     1,815,000
   Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 .........   United Kingdom    3,700,000     3,422,500
                                                                                                         -----------
                                                                                                           7,082,500
                                                                                                         -----------
   CONSUMER DURABLES 2.7%
   E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ..........   United States     3,000,000     1,065,000
   Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ...............   United States     2,900,000     1,261,500
   Sealy Mattress Co., senior disc. note, B, zero cpn. to
     12/15/02, 10.875% thereafter, 12/15/07 ............................   United States     1,500,000     1,057,500
   True Temper Sports Inc., B, 10.875%, 12/01/08 .......................   United States     4,000,000     3,840,000
   Windmere-Durable Holdings Inc., senior sub. note, 10.00%, 7/31/08 ...   United States     1,200,000     1,188,000
                                                                                                         -----------
                                                                                                           8,412,000
                                                                                                         -----------
   CONSUMER NON-DURABLES 3.6%
   Compania De Alimentos Fargo SA, 13.25%, 8/01/08 .....................     Argentina       1,250,000     1,081,250
   Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ................   United States     2,197,000     2,202,492
   Packaged Ice Inc., senior sub. note, B, 9.75%, 2/01/05 ..............   United States     2,600,000     2,392,000
   Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ...............   United States     8,500,000     1,785,000
   Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 ........   United States     3,000,000     1,065,000
   United Industries Corp., senior sub. note, 9.875%, 4/01/09 ..........   United States     3,000,000     2,760,000
                                                                                                         -----------
                                                                                                          11,285,742
                                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                               PRINCIPAL
   FRANKLIN HIGH INCOME FUND                                                     COUNTRY         AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)

   CONSUMER SERVICES 21.5%
   Advanstar Communications, senior sub. note, 9.25%, 5/01/08 .............   United States    $5,000,000   $ 4,725,000
   AMFM Inc., 9.00%, 10/01/08 .............................................   United States     4,500,000     4,702,500
   AMFM Inc., senior note, 8.00%, 11/01/08 ................................   United States     3,500,000     3,500,000
   Ascent Entertainment Group Inc., senior disc. note,
     zero cpn. to 12/15/02, 11.875% thereafter, 12/15/04 ..................   United States     3,000,000     2,250,000
   Aztar Corp., senior sub. note, 8.875%, 5/15/07 .........................   United States     4,500,000     4,331,250
   Charter Communications Holdings LLC, senior disc. note,
     zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ......................   United States     5,750,000     3,399,688
   CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 ...................   United States     3,000,000     3,330,000
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...................   United States     4,500,000     4,770,000
   Diamond Cable Communication Co., senior disc. note,
     zero cpn. to 2/15/02, 10.75% thereafter, 2/15/07 .....................   United Kingdom    1,500,000     1,237,500
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 .....................   United Kingdom    3,000,000     2,985,000
   Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 ......   United States     4,500,000     4,612,500
   Hollinger International Publishing Inc., senior sub note, 9.25%, 3/15/07   United States     4,500,000     4,477,500
   La Petite Academy Inc., senior note, B, 10.00%, 5/15/08 ................   United States     5,000,000     3,700,000
   LIN Holdings Corp., senior disc. note, zero cpn. to
     3/01/03, 10.00% thereafter, 3/01/08 ..................................   United States     2,600,000     1,768,000
   LIN Television Corp., senior sub. note, 8.375%, 3/01/08 ................   United States     2,800,000     2,639,000
   Protection One Alarm Monitoring Inc., senior sub. note,
     144A, 8.125%, 1/15/09 ................................................   United States     5,000,000     2,525,000
   Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ...................   United States     3,800,000     2,888,000
   Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 .......   United States     2,500,000     2,500,000
   Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ............   United States     2,700,000     2,649,375
   Telewest Communications PLC, senior disc. note, 144A,
     zero cpn. to 4/15/04, 9.25% thereafter, 4/15/09 ......................   United Kingdom    1,750,000     1,111,250
   United Pan-Europe Communications NV, zero cpn. to
     8/01/04, 12.50% thereafter, 8/01/09 ..................................    Netherlands      6,250,000     3,562,500
                                                                                                            -----------
                                                                                                             67,664,063
                                                                                                            -----------
   ELECTRONIC TECHNOLOGY 2.1%
   Exide Electronics Group Inc., senior sub. note, B, 11.50%, 3/15/06 .....   United States     2,000,000     2,165,538
   L-3 Communications Holdings Inc., B, 8.00%, 8/01/08 ....................   United States       750,000       691,875
   L-3 Communications Holdings Inc., senior sub. note, 10.375%, 5/01/07 ...   United States     3,500,000     3,622,500
                                                                                                            -----------
                                                                                                              6,479,913
                                                                                                            -----------
   ENERGY MINERALS 4.2%
   Abraxas Petroleum Corp., 11.50%, 11/01/04 ..............................   United States     3,010,000     2,754,150
   Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 .....................   United States     5,000,000     2,625,000
   Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 ..   United States     1,800,000     1,588,500
   P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ...............   United States     1,000,000       982,500
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ..........   United States     4,500,000     4,455,000
   Pogo Producing Co., senior sub. note, B, 8.75%, 5/15/07 ................   United States     1,000,000       955,000
                                                                                                            -----------
                                                                                                             13,360,150
                                                                                                            -----------
   FINANCE 2.0%
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ..................   United States     2,000,000     2,040,000
   Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 .................   United States     5,000,000     4,187,500
                                                                                                            -----------
                                                                                                              6,227,500
                                                                                                            -----------
   HEALTH SERVICES 1.3%
   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ........   United States     2,750,000     2,241,250
   Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 .....................   United States     1,250,000       943,750
(c)Vencor Operating Inc., senior sub note, 9.875%, 5/01/05 ................   United States     4,200,000       871,500
                                                                                                            -----------
                                                                                                              4,056,500
                                                                                                            -----------
   INDUSTRIAL SERVICES 3.6%
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .......   United States     5,500,000     4,867,500
   R&B Falcon Corp., senior note, 12.25%, 3/15/06 .........................   United States     1,750,000     1,933,750
   RBF Finance Co., senior note, 11.375%, 3/15/09 .........................   United States     1,500,000     1,612,500
   Universal Compression Inc., senior disc. note, zero cpn
     to 2/15/03, 9.875% thereafter, 2/15/08 ...............................   United States     4,650,000     2,888,813
                                                                                                            -----------
                                                                                                             11,302,563
                                                                                                            -----------
   PROCESS INDUSTRIES 7.7%
   Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 ..........   United States     2,350,000     2,402,875
   Climachen Inc., senior sub. note, B, 10.75%, 12/01/07 ..................   United States     1,200,000       306,000
   Consolidated Container Co. LLC, senior sub. note, 144A, 10.125%, 7/15/09   United States     2,500,000     2,543,750
   Four M Corp., senior note, B, 12.00%, 6/01/06 ..........................   United States     7,700,000     7,218,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                               PRINCIPAL
   FRANKLIN HIGH INCOME FUND                                                    COUNTRY          AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
     BONDS (CONT.)

     PROCESS INDUSTRIES (CONT.)
     Lyondell Chemical Co., 9.875%, 5/01/07 ..............................   United States    $1,750,000   $ 1,785,000
  (c)Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07     Indonesia       4,250,000       765,000
  (c)Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 .................   United States     4,000,000     1,020,000
     Radnor Holdings Inc., senior note, 10.00%, 12/01/03 .................   United States     5,000,000     5,025,000
     Repap New Brunswick, senior note, 9.00%, 6/01/04 ....................       Canada        2,000,000     1,960,000
     Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .........     Indonesia       2,000,000     1,455,000
                                                                                                           -----------
                                                                                                            24,481,375
                                                                                                           -----------
     PRODUCER MANUFACTURING 4.6%
     Goss Graphic Systems Inc., senior sub. note, PIK, 12.25%, 11/19/05 ..   United States     1,600,000       504,000
     Nortek Inc., senior sub. note, 9.875%, 3/01/04 ......................   United States     5,500,000     5,472,500
     Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ...............   United States     2,000,000     1,950,000
     Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ...   United States     2,900,000     1,812,500
     Terex Corp., 8.875%, 4/01/08 ........................................   United States     1,000,000       950,000
     Terex Corp., senior sub. note, 8.875%, 4/01/08 ......................   United States     3,550,000     3,372,500
     Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ...       Canada          750,000       558,750
                                                                                                           -----------
                                                                                                            14,620,250
                                                                                                           -----------
     RETAIL TRADE 1.2%
     Hollywood Entertainment Corp., senior sub. note, B, 10.625%, 8/15/04    United States     4,000,000     3,720,000
                                                                                                           -----------
     TECHNOLOGY SERVICES 2.5%
     Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .................   United States     4,000,000     4,010,000
     PSINet Inc., 11.00%, 8/01/09 ........................................   United States     2,900,000     2,987,000
     PSINet Inc., senior note, 144A, 10.50%, 12/01/06 ....................   United States     1,000,000     1,012,500
                                                                                                           -----------
                                                                                                             8,009,500
                                                                                                           -----------
     TELECOMMUNICATIONS 29.7%
     Arch Communications Group Inc., senior disc. note, zero cpn. to
       3/15/01, 10.875% thereafter, 3/15/08 ..............................   United States     6,000,000     2,730,000
     Arch Escrow Corp., 13.75%, 4/15/08 ..................................   United States     1,500,000     1,222,500
     Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 .............       Canada        4,250,000     3,442,500
     Clearnet Communications Inc., senior disc. note, zero cpn. to
       5/01/04, 10.125% thereafter, 5/01/09 ..............................       Canada        6,500,000     3,900,000
     Dobson/Sygnet Communications Co., 12.25%, 12/15/08 ..................   United States     4,500,000     4,961,250
     Global Crossing Holdings Ltd., senior sub. note, 144A,
       9.50%, 11/15/09 ...................................................      Bermuda        5,000,000     4,943,750
     Hermes Europe Railtel BV, senior note, 11.50%, 8/15/07 ..............    Netherlands      2,000,000     2,070,000
(c,d)ICO Global Communications Holdings Ltd., 15.00%, 8/01/05 ............      Bermuda        5,000,000     2,300,000
     IntelCom Group Inc., senior secured disc. note, zero cpn. to
       5/01/01, 12.50% thereafter, 5/01/06 ...............................   United States     3,250,000     2,445,625
     Intermedia Communications Inc., senior disc. note, B,
       zero cpn. to 7/15/02, 11.25% thereafter, 7/15/07 ..................   United States     5,000,000     3,725,000
     Intermedia Communications Inc., senior note, 9.50%, 3/01/09 .........   United States     2,000,000     1,935,000
  (c)International Wireless Communications, senior disc. note,
       zero cpn., 8/15/01 ................................................   United States     7,800,000       780,000
     Level 3 Communications Inc., senior note, 9.125%, 5/01/08 ...........   United States     5,000,000     4,737,500
     Level 3 Communications Inc., zero cpn. to 12/01/03, 10.50%
       thereafter, 12/01/08 ..............................................   United States     3,000,000     1,837,500
     Loral Space and Communications Ltd., senior disc. note,
       zero cpn. to 1/15/02, 12.50% thereafter, 1/15/07 ..................   United States     1,500,000       712,500
     McCaw International Ltd., senior disc. note, zero cpn
       to 4/15/02, 13.00% thereafter, 4/15/07 ............................   United States     7,000,000     4,927,720
     McLeodUSA Inc., 8.125%, 2/15/09 .....................................   United States     4,000,000     3,730,000
     Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ...................   United States     5,000,000     3,175,000
     Millicom International Cellular SA, senior disc. note,
       zero cpn. to 6/01/01, 13.50% thereafter, 6/01/06 ..................     Luxembourg      9,300,000     7,719,000
     Nextel Communications Inc., senior disc. note, zero
       cpn. to 9/15/02, 10.65% thereafter, 9/15/07 .......................   United States     7,000,000     5,250,000
     Nextel Communications Inc., senior disc. note, zero
      cpn. to 10/31/02, 9.75% thereafter, 10/31/07 .......................   United States     3,000,000     2,182,500
     NEXTLINK Communications Inc., senior note, 9.625%,
       10/01/07 ..........................................................   United States     1,400,000     1,372,000
     NEXTLINK Communications Inc., senior note, 9.00%,
       3/15/08 ...........................................................   United States     3,600,000     3,447,000
     Northeast Optic Network Inc., senior note, 12.75%,
       8/15/08 ...........................................................   United States     3,500,000     3,727,500
     Omnipoint Corp., senior note, 144A, 11.50%, 9/15/09 .................   United States     4,000,000     4,360,000
     Poland Telecom Finance, senior note, B, 14.00%,
       12/01/07 ..........................................................       Poland        8,000,000     5,350,000
     Rogers Cantel Mobile Inc., senior secured deb.,
       9.75%, 6/01/16 ....................................................       Canada        2,000,000     2,240,000
     RSL Communications PLC, senior note, 12.00%, 11/01/08 ...............   United Kingdom    1,500,000     1,518,750
     Spectrasite Holdings Inc., senior disc. note, zero
       cpn. to 4/15/04, 11.25% thereafter, 4/15/09 .......................   United States     2,500,000     1,350,000
     VoiceStream Wireless Corp., senior disc. note, 144A,
       zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09 ...............   United States     2,000,000     1,200,000
                                                                                                           -----------
                                                                                                            93,292,595
                                                                                                           -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                             PRINCIPAL
   FRANKLIN HIGH INCOME FUND                                                   COUNTRY         AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)

   TRANSPORTATION 5.9%
   American Commercial Lines LLC, senior note, 10.25%, 6/30/08 ..........   United States   $3,100,000   $  2,991,500
   Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 .................      Bermuda       4,500,000      4,646,250
   GS Superhighway (Holdings) Ltd., senior note, 10.25%, 8/15/07 ........       China        6,000,000      3,241,800
   Holt Group, senior note, 9.75%, 1/15/06 ..............................   United States    5,250,000      3,478,125
   MRS Logistica SA, B, 144A, 10.625%, 8/15/05 ..........................      Brazil        5,000,000      4,075,000
                                                                                                         ------------
                                                                                                           18,432,675
                                                                                                         ------------
   UTILITIES 1.2%
   AES Corp., senior note, 9.50%, 6/01/09 ...............................   United States    1,000,000      1,020,000
   Empire Gas Corp., senior secured note, 12.875%, 7/15/04 ..............   United States    5,000,000      2,925,000
                                                                                                         ------------
                                                                                                            3,945,000
                                                                                                         ------------
   TOTAL BONDS (COST $362,876,262) ......................................                                 302,372,326
                                                                                                         ------------
   TOTAL LONG TERM INVESTMENTS ($369,575,733) ...........................                                 307,819,960
                                                                                                         ------------
(g)REPURCHASE AGREEMENT .3%
   Joint Repurchase Agreement, 2.583%, 1/03/00, (Maturity Value $831,865)
     (COST $831,686) ....................................................   United States      831,686        831,686
    Banc of America Securities LLC
    Barclays Capital Inc. ...............................................
    Bear, Stearns & Co. Inc. ............................................
    Chase Securities Inc. ...............................................
    Donaldson, Lufkin & Jenrette Securities Corp. .......................
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp. .......................................................
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                         ------------
   TOTAL INVESTMENTS (COST $370,407,419) 98.1% ..........................                                 308,651,646

   OTHER ASSETS, LESS LIABILITIES 1.9% ..................................                                   5,927,545
                                                                                                         ------------
   NET ASSETS 100.0% ....................................................                                $314,579,191
                                                                                                         ============

(a)Non-income producing.

(c)See Note 7 regarding defaulted securities.

(d)See Note 8 regarding restricted securities.

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.                     95

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

     FRANKLIN INCOME SECURITIES FUND                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 33.8%
     CONSUMER DURABLES .6%
     General Motors Corp. ...............................        United States          60,000      $4,361,250
                                                                                                    ----------
     CONSUMER NON-DURABLES 2.1%
     Nabisco Group Holdings Corp. .......................        United States          60,000         637,500
     Philip Morris Cos. Inc. ............................        United States         650,000      15,071,875
     R.J. Reynolds Tobacco Holdings Inc. ................        United States          30,000         528,750
                                                                                                    ----------
                                                                                                    16,238,125
                                                                                                    ----------
(a)  ELECTRONIC TECHNOLOGY
     Anacomp Inc. .......................................        United States           4,100          74,566
                                                                                                    ----------
     ENERGY MINERALS 2.6%
     Athabasca Oil Sands Trust ..........................               Canada         300,000       5,166,332
     BP Prudhoe Bay Royalty Trust .......................        United States          50,000         453,125
     Canadian Oil Sands Trust Units .....................               Canada         350,000       6,233,142
     EOG Resources Inc. .................................        United States         240,000       4,215,000
(a)  Santa Fe Snyder Corp. ..............................        United States         189,842       1,518,736
     Ultramar Diamond Shamrock Corp. ....................        United States         125,000       2,835,938
                                                                                                    20,422,273
                                                                                                    ----------
     NON-ENERGY MINERALS 3.1%
     Anglo American Platinum Corp. Ltd., ADR ............         South Africa         200,000       6,076,361
     Anglogold Ltd., ADR ................................         South Africa         325,000       8,348,438
     De Beers Consolidated Mines AG, ADR ................         South Africa          40,000       1,157,500
     Impala Platinum Holdings Ltd., ADR .................         South Africa         216,500       8,758,489
                                                                                                     ---------
                                                                                                    24,340,788
                                                                                                    ----------
     PROCESS INDUSTRIES .5%
(a)  Dan River Inc., A ..................................        United States         102,600         525,825
     Lyondell Chemical Co. ..............................        United States         100,000       1,275,000
     McDermott International Inc. .......................        United States         260,000       2,356,250
                                                                                                     ---------
                                                                                                     4,157,075
                                                                                                    ----------
     REAL ESTATE .6%
     FelCor Lodging Trust Inc. ..........................        United States         275,000       4,812,500
                                                                                                     ---------
     TELECOMMUNICATIONS .6%
     U.S. West Inc. .....................................        United States          60,000       4,320,000
                                                                                                     ---------
     UTILITIES 23.7%
     American Electric Power Co. Inc. ...................        United States         255,000       8,191,875
     Central & South West Corp. .........................        United States         350,000       7,000,000
     Cinergy Corp. ......................................        United States         230,000       5,548,750
     Conectiv Inc. ......................................        United States         212,800       3,577,700
     Dominion Resources Inc. ............................        United States         250,000       9,812,500
     Edison International ...............................        United States         360,000       9,427,500
     Energy East Corp. ..................................        United States         210,000       4,370,625
     Entergy Corp. ......................................        United States         390,000      10,042,500
     FirstEnergy Corp. ..................................        United States         235,000       5,331,563
     Florida Progress Corp. .............................        United States         295,000      12,482,188
     FPL Group Inc. .....................................        United States         155,000       6,635,938
     GPU Inc. ...........................................        United States         200,000       5,987,500
     Hawaiian Electric Industries Inc. ..................        United States          70,000       2,021,250
     KeySpan Corp. ......................................        United States         190,000       4,405,625
     New Century Energies Inc. ..........................        United States         200,000       6,075,000
     New England Electric System ........................        United States         190,000       9,832,500
     Northern States Power Co. ..........................        United States         210,000       4,095,000
     PECO Energy Co. ....................................        United States         259,500       9,017,625
     PG&E Corp. .........................................        United States         345,000       7,072,500
     Potomac Electric Power Co. .........................        United States         225,000       5,160,938
     Public Service Enterprise Group Inc. ...............        United States         250,000       8,703,125
     Reliant Energy Inc. ................................        United States         225,000       5,146,875
     Scana Corp. ........................................        United States          90,000       2,418,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)




     FRANKLIN INCOME SECURITIES FUND                 COUNTRY                   SHARES             VALUE
     COMMON STOCKS (CONT.)

     UTILITIES (CONT.)
     ScottishPower PLC, ADR ....................      United Kingdom            37,700      $  1,055,600
     Sempra Energy .............................      United States            425,000         7,384,375
     Sierra Pacific Resources ..................      United States            100,000         1,731,250
     Southern Co. ..............................      United States            300,000         7,050,000
     Texas Utilities Co. .......................      United States            290,000        10,313,125
     Western Resources Inc. ....................      United States            215,000         3,655,000
                                                                                            ------------
                                                                                             183,547,177
                                                                                            ------------
     TOTAL COMMON STOCKS (COST $249,866,680) ...                                             262,273,754
                                                                                            ------------
     PREFERRED STOCKS .8%
     PROCESS INDUSTRIES .8%
     Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04      Indonesia
     Freeport-McMoran Copper & Gold Inc., 0.00%,
     pfd., Gold ................................      United States          6,000,000         3,930,000
                                                                               108,800         2,148,800
                                                                                            ------------
     TOTAL PREFERRED STOCKS (COST $9,353,095) ..                                               6,078,800
                                                                                            ------------
     CONVERTIBLE PREFERRED STOCKS 10.1%
     ENERGY MINERALS 2.3%
 (a) Chesapeake Energy Corp., 7.00%, cvt
     pfd., 144A.................................      United States             85,000         2,220,625
     Kerr-McGee Corp., 5.50%, cvt. pfd .........      United States            151,300         4,992,900
     Lomak Financing Trust, 5.75%, cvt. pfd ....      United States            140,000         2,870,000
     Newfield Financial Trust I, 6.50%, cvt
     pfd........................................      United States             75,000         3,506,250
     Nuevo Financing I, 5.75%, cvt. pfd., A ....      United States            140,000         3,815,000
                                                                                            ------------
                                                                                              17,404,775
                                                                                            ------------
     INDUSTRIAL SERVICES .6%
     Weatherford International Inc., 5.00%, cvt
     pfd., 144A.................................      United States            125,000         4,687,500
                                                                                            ------------
     NON-ENERGY MINERALS .9%
     Battle Mountain Gold Co., $3.25, cvt. pfd .      United States             66,300         1,703,081
     Hecla Mining Co., 7.00%, cvt. pfd., B .....      United States             70,000         1,671,250
     Kinam Gold Inc., $3.75, cvt. pfd., B ......      United States            150,000         3,956,250
                                                                                            ------------
                                                                                               7,330,581
                                                                                            ------------
     REAL ESTATE 4.0%
     Apartment Investment & Management Co.,
     8.00%, cvt. pfd., K .......................      United States            160,000         3,960,000
     Archstone Communities Trust, $1.75, cvt
     pfd., A....................................      United States            200,000         5,625,000
     Glenborough Realty Trust Inc., 7.75%, cvt
     pfd., A....................................      United States            365,000         5,087,188
     Host Marriott Corp., 6.75%, cvt. pfd ......      United States            110,000         3,575,000
     Innkeepers USA Trust, 8.625%, cvt. pfd., A       United States            175,000         3,128,125
     ProLogis Trust, 7.00%, cvt. pfd., B .......      United States            135,000         3,341,250
     Reckson Associates Realty Corp., 7.625%,
     cvt. pfd., A...............................      United States            180,000         3,577,500
     Vornado Realty Trust, 6.50%, cvt. pfd., A .      United States             60,000         2,797,500
                                                                                            ------------
                                                                                              31,091,563
                                                                                            ------------
     TELECOMMUNICATIONS 1.2%
     Nortel Inversora SA, 10.00%, cvt. pfd .....      Argentina                150,000         9,168,750
                                                                                            ------------
     TRANSPORTATION .2%
     Union Pacific Capital Trust, 6.25%, cvt
     pfd........................................      United States             40,000         1,640,000
                                                                                            ------------
     UTILITIES .9%
 (a) CMS Energy Trust I, 7.75%, cvt. pfd .......      United States            160,000         7,440,000
                                                                                            ------------
     TOTAL CONVERTIBLE PREFERRED STOCKS (COST
     $99,730,077)...............................                                              78,763,169
                                                                                            ------------


                                                                            PRINCIPAL
                                                                              AMOUNT*
BONDS 19.8%
COMMERCIAL SERVICES
      AmeriServe Food Distribution Inc., senior
      sub. note, 10.125%, 7/15/07..............       United States          1,000,000          345,000
                                                                                            ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND                                                  PRINCIPAL
                                                            COUNTRY                AMOUNT*           VALUE
BONDS (CONT.)
CONSUMER DURABLES .2%
E&S Holdings Corp., senior sub. note, B, 10.375%,
10/01/06 ........................................      United States             $ 3,750,000       $1,331,250
CONSUMER NON-DURABLES 3.8%
Compania De Alimentos Fargo SA, 13.25%, 8/01/08 .      Argentina                   2,000,000        1,730,000
Del Monte Corp., senior sub. note, B, 12.25%,
4/15/07 .........................................      United States               2,000,000        2,230,000
Doane Pet Care Co., senior sub. note, 9.75%,
5/15/07 .........................................      United States               2,197,000        2,202,493
Evenflo Company Inc., B, 11.75%, 8/15/06 ........      United States               2,000,000        1,970,000
Hartmarx Corp., senior sub. note, 10.875%,
1/15/02 .........................................      United States               8,300,000        8,237,750
Playtex Family Products Corp., senior sub. note,
9.00%, 12/15/03..................................      United States               8,000,000        7,980,000
Revlon Consumer Products Corp., senior sub. note,
8.625%, 2/01/08 .................................      United States               2,000,000        1,010,000
SFC New Holdings Inc., senior note, 11.25%,
8/15/01..........................................      United States               4,000,000        3,720,000
The William Carter Co., senior sub. note, A,
10.375%, 12/01/06................................      United States                 500,000          452,500
                                                                                                   -----------
                                                                                                   29,532,743
                                                                                                   -----------
CONSUMER SERVICES 2.4%
AMF Bowling Worldwide Inc., senior sub. note, B,
10.875%, 3/15/06.................................      United States                 650,000          276,250
Cablevision SA, 144A, 13.75%, 5/01/09 ...........      United States               3,000,000        2,940,000
Coast Hotel & Casino Inc., senior sub. note,
9.50%, 4/01/09...................................      United States               1,000,000          970,000
CSC Holdings Inc., senior sub. deb., 9.875%,
4/01/23 .........................................      United States               4,000,000        4,240,000
Eldorado Resorts LLC, senior sub. note, 10.50%,
8/15/06..........................................      United States                 500,000          512,500
Hard Rock Hotel Inc., senior sub. note, B, 9.25%,
4/01/05..........................................      United States               1,000,000          735,000
Harveys Casino Resorts, senior sub. note,
10.625%, 6/01/06.................................      United States               2,200,000        2,277,000
Lone Cypress Co., sub. note, 144A, 11.50%,
8/01/09..........................................      United States               4,703,000        4,703,000
Protection One Alarm Monitoring Inc., senior sub
note, 144A, 8.125%, 1/15/09......................      United States               2,500,000        1,262,500
Venetian Casino/Las Vegas Sands, mortgage note,
12.25%, 11/15/04 ................................      United States               1,000,000          877,500
                                                                                                   -----------
                                                                                                   18,793,750
                                                                                                   -----------
ELECTRONIC TECHNOLOGY 1.4%
Anacomp Inc., senior sub. note, B, 10.875%,
4/01/04..........................................      United States               6,000,000        6,015,000
PSINet Inc., senior note, 144A, 10.50%, 12/01/06       United States               2,000,000        2,025,000
Samsung Electronics America Inc., A, 9.75%,
5/01/03..........................................      United States               3,000,000        3,135,000
                                                                                                   -----------
                                                                                                   11,175,000
                                                                                                   -----------
ENERGY MINERALS 2.4%
Bellwether Exploration Co., senior sub. note,
10.875%, 4/01/07.................................      United States               3,000,000        2,670,000
Chesapeake Energy Corp., senior note, B, 7.875%,
3/15/04..........................................      United States                 500,000          455,000
Conproca SA, S.F., senior secured note, 144A,
12.00%, 6/16/10..................................      Mexico                      9,000,000        9,090,000
Denbury Management Inc., senior sub. note, 9.00%,
3/01/08..........................................      United States               4,000,000        3,685,000
Plains Resources Inc., senior sub. note, B,
10.25%, 3/15/06..................................      United States               1,000,000          975,000
R&B Falcon Corp., senior note, B, 6.50%, 4/15/03       United States               2,000,000        1,830,000
                                                                                                  -----------
FINANCE .4%                                                                                        18,705,000
                                                                                                  -----------
IBJ Preferred Capital Co. LLC, A, 8.79%, 12/29/49
HEALTH TECHNOLOGY .8%............................      United States               3,000,000        2,820,000
                                                                                                  -----------
Dade International Inc., senior sub. note, B,
11.125%, 5/01/06.................................      United States               3,000,000        2,955,000
ICN Pharmaceuticals Inc., senior note, B, 9.25%,
8/15/05 .........................................      United States               3,000,000        2,970,000
                                                                                                  -----------
INDUSTRIAL SERVICES .7%                                                                             5,925,000-
                                                                                                  -----------
Allied Waste North America Inc., senior sub
note, 144A, 10.00%, 8/01/09......................      United States               4,000,000        3,580,000
First Wave Marine Inc., senior note, 11.00%,
2/01/08..........................................      United States               1,000,000          695,000
Great Lakes Dredge & Dock Corp., senior sub
note, 11.25%, 8/15/08 ...........................      United States               1,000,000        1,050,000
                                                                                                  -----------
                                                                                                    5,325,000
                                                                                                  -----------

NON-ENERGY MINERALS .1%
Mesa Operating Co., senior sub. note, 10.625%,
7/01/06..........................................      United States                 950,000          952,375
                                                                                                  -----------
PROCESS INDUSTRIES 4.8%
Applied Extrusion Technology, senior note, B,
11.50%, 4/01/02..................................      United States               6,000,000        6,135,000
Consoltex Group Inc., senior sub. note, B,
11.00%, 10/01/03.................................      United States              10,000,000       10,050,000

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                             PRINCIPAL
FRANKLIN INCOME SECURITIES FUND                                          COUNTRY              AMOUNT*          VALUE

BONDS (CONT.)
PROCESS INDUSTRIES (CONT.)
Four M Corp., senior note, B, 12.00%, 6/01/06 .....................      United States       $  2,000,000      $  1,875,000
Packaging Resources Inc., senior note, 11.625%, 5/01/03............      United States          3,000,000         3,015,000
Printpack Inc., senior sub. note, B, 10.625%, 8/15/06..............      United States          4,000,000         3,860,000
RBX Corp., senior sub. note, B, 11.25%, 10/15/05...................      United States         10,000,000         2,050,000
Riverwood International, senior sub. note, 10.875%, 4/01/08........      United States          4,500,000         4,477,500
Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04........      Indonesia              7,400,000         5,383,500
                                                                                                               ------------
                                                                                                                 36,846,000
                                                                                                               ------------
PRODUCER MANUFACTURING 1.6%
Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ......      United States          4,000,000         3,980,000
Nortek Inc., senior sub. note, 9.875%, 3/01/04 ....................      United States          2,000,000         1,990,000
Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06      United States          2,000,000         1,790,000
Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03............      United States          2,696,000         2,500,540
Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07..      Canada                 2,350,000         1,750,750
                                                                                                               ------------
                                                                                                                 12,011,290
TELECOMMUNICATIONS 1.2%                                                                                        ------------

Metrocall Inc., senior sub. note, 11.00%, 9/15/08 .................      United States          3,000,000         1,905,000
NEXTLINK Communications Inc., senior note, 144A, 10.75%, 6/01/09...      United States          4,000,000         4,120,000
Paging Network Inc., senior sub. note, 10.125%, 8/01/07............      United States          3,000,000           945,000
Voicestream Wireless Corp., senior note, 144A, 10.375%, 11/15/09...      United States          1,000,000         1,030,000
Williams Communications Group Inc., senior note, 10.875%, 10/01/09.      United States          1,490,000         1,568,225
                                                                                                               ------------
TOTAL BONDS (COST $170,960,594) ...................................                                               9,568,225
                                                                                                               ------------
                                                                                                                153,330,633
CONVERTIBLE BONDS 5.2%                                                                                         ------------

ELECTRONIC TECHNOLOGY .9%
Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ..................      United States          8,000,000         7,000,000
ENERGY MINERALS .7%
Kerr McGee Corp., cvt., 7.50%, 5/15/14 ............................      United States          1,315,000         1,231,169
Swift Energy Co., cvt. sub. note, 6.25%, 11/15/06 .................      United States          5,500,000         4,276,250
                                                                                                               ------------
                                                                                                                  5,507,419
                                                                                                               ------------
HEALTH SERVICES .1%
Continucare Corp., cvt. sub. note, 144A, 8.00%, 10/31/02...........      United States          9,500,000           475,000
                                                                                                               ------------
INDUSTRIAL SERVICES .4%
Key Energy Services Inc., cvt., 5.00%, 9/15/04 ....................      United States          4,000,000         2,755,000
Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 ...............      United States          1,000,000           700,000
                                                                                                               ------------
                                                                                                                  3,455,000
                                                                                                               ------------
NON-ENERGY MINERALS 1.5%
Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ........................      Ghana                  5,000,000         3,625,000
Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02...      United Kingdom           100,000            61,000
Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04.........      United States          6,000,000         3,210,000
Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 ...............      Canada                 7,000,000         4,523,190
                                                                                                               ------------
                                                                                                                 11,419,190
                                                                                                               ------------
PRODUCER MANUFACTURING .3%
Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05..........      United States          5,000,000         2,650,000
REAL ESTATE 1.3%                                                                                               ------------
Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ...............      United States          6,000,000         4,980,000
Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 .......      United States          6,500,000         5,078,125
                                                                                                               ------------
                                                                                                                 10,058,125
                                                                                                               ------------
TOTAL CONVERTIBLE BONDS (COST $56,862,522) ........................                                              40,564,734
                                                                                                               ------------
ZERO COUPON/STEP-UP BONDS 4.2%
AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to
3/15/01, 12.25% thereafter, 3/15/06................................      United States          2,438,000           816,730
APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12...........      Indonesia             11,500,000         2,084,375
Charter Communications Holdings LLC, senior disc note, zero cpn. to
4/01/04, 9.92% thereafter, 4/01/11.................................      United States          5,000,000         2,956,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                              PRINCIPAL
     FRANKLIN INCOME SECURITIES FUND                                      COUNTRY             AMOUNT*            VALUE
     ZERO COUPON/STEP-UP BONDS (CONT.)
     Crown Castle International Corp., senior disc. note, 144A,
     zero cpn. to 8/01/04, 11.25% thereafter, 8/01/11 ...............     United States       $  5,000,000         $  3,150,000
     Huntsman ICI Chemicals LLC, senior disc. note, 144A, zero
     cpn., 12/31/09 .................................................     United States          7,500,000            2,296,875
     Level 3 Communications Inc., zero cpn. to 12/01/03, 10.50%
     thereafter, 12/01/08 ...........................................     United States          4,000,000            2,450,000
     Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter,
     7/01/06 ........................................................     United States          1,300,000            1,147,250
     Microcell Telecommunications Inc., zero cpn. to 6/01/04,
     12.00% thereafter, 6/01/09 .....................................     United States          3,000,000            1,946,250
     Nextel Communications Inc., senior disc. note, zero cpn. to
     2/15/03, 9.95% thereafter, 2/15/08 .............................     United States          8,500,000            6,077,500
     Nextel International Inc., senior disc. note, zero cpn. to
     4/15/03, 12.125% thereafter, 4/15/08 ...........................     United States          5,000,000            2,825,000
     NEXTLINK Communications Inc., 144A, zero cpn. to 6/01/04,
     12.25% thereafter, 6/01/09 .....................................     United States          4,000,000            2,460,000
     Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ..........     United States          4,200,000              882,000
     SFC New Holdings Inc., zero cpn. to 6/15/05, 11.00%
     thereafter, 12/15/09 ...........................................     United States            191,574                 --
     Spectrasite Holdings Inc., senior disc. note, zero cpn. to
     4/15/04, 11.25% thereafter, 4/15/09 ............................     United States          1,750,000              945,000
     United Pan-Europe Communications NV, 144A, zero cpn. to
     8/01/04, 12.50% thereafter, 8/01/09 ............................     Netherlands            2,500,000            1,425,000
     VoiceStream Wireless Corp., senior disc. note, 144A, zero cpn
     to 11/15/04, 11.875% thereafter, 11/15/09 ......................     United States          1,750,000            1,050,000
                                                                                                                   ------------
     TOTAL ZERO COUPON/STEP-UP BONDS (COST $38,309,471) .............                                                32,512,230
                                                                                                                   ------------
     U.S. GOVERNMENT SECURITIES 9.7%
     U.S. Treasury Bond, 6.25%, 8/15/23 .............................     United States         57,000,000           53,775,966
     U.S. Treasury Bond, 6.00%, 2/15/26 .............................     United States         13,000,000           11,895,000
     U.S. Treasury Bond, 6.125%, 11/15/27 ...........................     United States         10,000,000            9,303,130
                                                                                                                   ------------
     TOTAL U.S. GOVERNMENT SECURITIES (COST $76,688,354) ............                                                74,974,096
                                                                                                                   ------------
     FOREIGN GOVERNMENT AND AGENCY SECURITIES 15.0%
     ESCOM, E168, utility deb., 11.00%, 6/01/08 .....................     South Africa          27,000,000 ZAR        3,706,742
     Republic of Argentina, L, FRN, 6.00%, 3/31/23 ..................     Argentina             50,000,000           33,125,000
     Republic of Brazil, 11.625%, 4/15/04 ...........................     Brazil                 2,000,000            1,990,500
     Republic of Brazil, 14.50%, 10/15/09 ...........................     Brazil                 5,907,000            6,556,770
     Republic of Brazil, A, FRN, 1/01/01 ............................     Brazil                 3,690,000            3,653,100
     Republic of Brazil, FRN, 5.75%, 4/15/24 ........................     Brazil                29,000,000           18,777,500
     Republic of Brazil, L, FRN, 5.875%, 4/15/06 ....................     Brazil                15,040,000           13,263,400
     Republic of Korea, 8.875%, 4/15/08 .............................     South Korea           19,000,000           20,045,000
     Republic of South Africa, 12.00%, 2/28/05 ......................     South Africa          23,000,000 ZAR        3,573,314
     Republic of Turkey, 12.375%, 6/15/09 ...........................     Turkey                 5,000,000            5,375,000
     Russia Ministry of Finance, 11.75%, 6/10/03 ....................     Russia                 5,500,000            4,111,250
     Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 .............     Russia                 4,000,000            2,440,000
                                                                                                                   ------------
     TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $103,709,598) ............................................                                               116,617,576
                                                                                                                   ------------
     TOTAL LONG TERM INVESTMENTS (COST $805,480,391) ................                                               765,114,992
                                                                                                                   ------------
(g)REPURCHASE AGREEMENT
     Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $361,018) (COST $360,940) ......................     United States            360,940              360,940
      Banc of America Securities LLC
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Chase Securities Inc.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America LLC
      Paribas Corp
      Warburg Dillon Read LLC
          Collateralized by U.S. Treasury Bills and Notes                                                          ------------
TOTAL INVESTMENTS (COST $805,841,331) 98.6% .........................                                               765,475,932
OTHER ASSETS, LESS LIABILITIES 1.4% .................................                                                10,942,528
                                                                                                                   ------------
NET ASSETS 100.0% ...................................................                                              $776,418,460
                                                                                                                   ============

See glossary of currency abbreviations on page 165.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)Non-income producing.

(c)See Note 7 regarding defaulted securities.

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.






100
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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

     FRANKLIN LARGE CAP GROWTH SECURITIES FUND             SHARES                VALUE
     COMMON STOCKS 95.2%
     COMMERCIAL SERVICES 2.7%
(a)Concord EFS Inc. ..........................              185,000         $  4,763,750
     Equifax Inc. ............................              120,000            2,827,500
(a)Robert Half International Inc. ............              120,000            3,427,500
                                                                            ------------
                                                                              11,018,750
                                                                            ------------
     CONSUMER DURABLES 2.4%
(a)Electronic Arts Inc. ......................               53,000            4,452,000
     Mattel Inc. .............................              180,000            2,362,500
     Maytag Corp. ............................               65,000            3,120,000
                                                                            ------------
                                                                               9,934,500
                                                                            ------------
     CONSUMER NON-DURABLES 2.9%
     Coca-Cola Co. ...........................               37,000            2,155,250
     Hershey Foods Corp. .....................               85,000            4,037,500
     Philip Morris Cos. Inc. .................              105,000            2,434,688
     Procter & Gamble Co. ....................               30,000            3,286,875
                                                                            ------------
                                                                              11,914,313
                                                                            ------------
     CONSUMER SERVICES 2.6%
     McDonald's Corp. ........................              100,000            4,031,250
     Time Warner Inc. ........................               89,000            6,446,938
                                                                            ------------
                                                                              10,478,188
                                                                            ------------
     ELECTRONIC TECHNOLOGY 24.5%
(a)3Com Corp. ................................               89,400            4,201,800
(a)Applied Materials Inc. ....................               55,000            6,967,813
(a)Cisco Systems Inc. ........................              110,000           11,783,750
    Compaq Computer Corp. ....................              100,000            2,706,250
(a)EMC Corp. .................................               55,000            6,008,750
    Hewlett-Packard Co. ......................               45,000            5,127,188
    Intel Corp. ..............................               45,000            3,704,063
    International Business Machines Corp. ....               40,000            4,320,000
(a)JDS Uniphase Corp. ........................              110,000           17,744,375
(a)KLA-Tencor Corp. ..........................               50,000            5,568,750
    Linear Technology Corp. ..................               65,000            4,651,563
    Lucent Technologies Inc. .................               75,000            5,610,938
    Motorola Inc. ............................               10,000            1,472,500
    Nokia Corp., ADR (Finland) ...............                8,000            1,520,000
    Nortel Networks Corp. (Canada) ...........               20,000            2,020,000
(a)Synopsys Inc. .............................               70,000            4,672,500
(a)Tellabs Inc. ..............................               40,000            2,567,500
    United Technologies Corp. ................               60,000            3,900,000
(a)Xilinx Inc. ...............................              120,000            5,456,250
                                                                            ------------
                                                                             100,003,990
                                                                            ------------
     ENERGY MINERALS 1.6%
(a)Barrett Resources Corp. ...................               58,200            1,713,263
     Royal Dutch Petroleum Co., N.Y. shs
     (Netherlands) ...........................               80,000            4,835,000
                                                                            ------------
                                                                               6,548,263
                                                                            ------------
     FINANCE 6.2%
     American International Group Inc. .......               41,937            4,534,438
     Associates First Capital Corp., A .......               95,000            2,606,563
     Bank One Corp. ..........................              125,000            4,007,813
     Charles Schwab Corp. ....................               35,000            1,343,125
     Citigroup Inc. ..........................               87,500            4,861,719
     Fifth Third Bancorp .....................               55,000            4,035,625
     Providian Financial Corp. ...............               28,000
(a)TD Waterhouse Group Inc ...................               89,900            1,477,731
                                                                             -----------
                                                                              25,416,764
                                                                             -----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

        FRANKLIN LARGE CAP GROWTH SECURITIES FUND .            SHARES              VALUE
        COMMON STOCKS (CONT.)
        HEALTH SERVICES 1.0%
        McKesson HBOC Inc. ........................            109,000         $2,459,313
        Omnicare Inc. .............................            140,000          1,680,000
                                                                              -----------
                                                                                4,139,313
                                                                              -----------
        HEALTH TECHNOLOGY 12.1%
        Abbott Laboratories .......................            130,000          4,720,625
        American Home Products Corp. ..............             70,000          2,760,625
(a)     Amgen Inc. ................................            100,000          6,006,250
        Baxter International Inc. .................             70,000          4,396,875
        Eli Lilly & Co. ...........................             50,000          3,325,000
(a)     Genentech Inc. ............................             61,600          8,285,200
        Johnson & Johnson .........................             68,419          6,371,519
        Medtronic Inc. ............................            180,000          6,558,750
        Schering-Plough Corp. .....................            115,000          4,851,563
        Warner-Lambert Co. ........................             25,000          2,048,438
                                                                              -----------
                                                                               49,324,845
                                                                              -----------
        INDUSTRIAL SERVICES 4.2%
(a)     AES Corp. .................................             75,000          5,606,250
(a)     Republic Services I .......................            309,500          4,449,063
        Schlumberger Ltd. .........................             75,000          4,218,750
        Transocean Sedco Forex Inc. ...............             14,520            489,143
        Waste Management Inc. .....................            130,000          2,234,375
                                                                              -----------
                                                                               16,997,581
                                                                              -----------
        NON-ENERGY MINERALS .6%
        De Beers Consolidated Mines AG, ADR (South
        Africa) ...................................             90,000          2,604,375
                                                                               ----------
        PRODUCER MANUFACTURING 2.7%
(a)     Gentex Corp. ..............................             75,000          2,081,250
        Minnesota Mining & Manufacturing Co. ......             25,000          2,446,875
        Molex Inc. ................................             63,437          3,596,085
        Tyco International Ltd. (Bermuda) .........             71,000          2,760,125
                                                                              -----------
                                                                               10,884,335
                                                                              -----------
        RETAIL TRADE 4.9%
        Albertson's Inc. ..........................            155,000          4,998,750
(a)     Costco Wholesale Corp. ....................             45,000          4,106,250
        GAP Inc. ..................................             60,000          2,760,000
        Wal-Mart Stores Inc. ......................            120,000          8,295,000
                                                                              -----------
                                                                               20,160,000
                                                                              -----------
        TECHNOLOGY SERVICES 9.6%
        Automatic Data Processing Inc. ............            120,000          6,465,000
(a)     Commerce One Inc. .........................              3,000            589,500
(a)     Computer Sciences Corp. ...................             50,000          4,731,250
(a)     Entrust Technologies Inc. .................             40,000          2,397,500
(a)     i2 Technologies Inc. ......................             13,000          2,535,000
(a)     Infonet Services Corp., B .................             96,800          2,541,000
(a)     InfoSpace.com Inc. ........................             10,000          2,140,000
(a)     Microsoft Corp. ...........................             80,000          9,340,000
(a)     Oracle Corp. ..............................             60,000          6,723,750
(a)     VERITAS Software Corp. ....................             13,000          1,860,625
                                                                              -----------
                                                                               39,323,625
                                                                              -----------
        TRANSPORTATION 3.7%
        Air Express International Corp. ...........            150,000          4,846,875
        Expeditors International of Washington Inc.            120,000          5,257,500
        Southwest Airlines Co. ....................            105,000          1,699,688
        United Parcel Service Inc., B .............             46,200          3,187,800
                                                                              -----------
                                                                               14,991,863
                                                                              -----------




102
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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

        FRANKLIN LARGE CAP GROWTH SECURITIES FUND                                  SHARES          VALUE
     COMMON STOCKS (CONT.)
     UTILITIES 13.5%
     AT&T Corp. .................................................               80,000   $  4,060,000
     CMS Energy Corp. ...........................................              117,000      3,648,938
     Dominion Resources Inc. ....................................               72,000      2,826,000
     Enron Corp. ................................................              135,000      5,990,625
(a)  Global Crossing Ltd. (Bermuda) .............................               40,000      2,000,000
     GPU Inc. ...................................................              120,000      3,592,500
     GTE Corp. ..................................................               50,000      3,528,125
(a)  KPNQwest NV (Netherlands) ..................................               57,200      3,646,500
(a)  MCI WorldCom Inc. ..........................................               60,000      3,183,750
     PECO Energy Co. ............................................              155,000      5,386,250
(a)  Qwest Communications International Inc. ....................              150,000      6,450,000
     SBC Communications Inc. ....................................               60,000      2,925,000
     Vodafone AirTouch PLC, ADR (United Kingdom) ................              125,000      6,187,500
(a)  VoiceStream Wireless Corp. .................................               10,000      1,423,117
                                                                                          -----------
                                                                                           54,848,305
                                                                                          -----------
     TOTAL LONG TERM INVESTMENTS (COST $275,530,987)                                      388,589,010
                                                                                          -----------

                                                                            PRINCIPAL
                                                                            AMOUNT
(g)  REPURCHASE AGREEMENT 5.2%
     Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $21,065,454) (COST $21,060,921) ..................   $21,060,921     21,060,921
      Banc of America Securities LLC
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Chase Securities Inc.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America LLC
      Paribas Corp.
      Warburg Dillon Read LLC
       Collateralized by U.S. Treasury Bills and Notes
                                                                                        ------------
     TOTAL INVESTMENTS (COST $296,591,908) 100.4% ......................                 409,649,931
     OTHER ASSETS, LESS LIABILITIES (.4%) ..............................                 (1,593,464)
                                                                                        ------------
     NET ASSETS 100.0% .................................................                $408,056,467
                                                                                        ============



(a) Non-income producing.

(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                                     PRINCIPAL
 FRANKLIN MONEY MARKET FUND                                                                           AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  BANK NOTES 2.7%

  Bank of America NA, 5.70% - 6.03%, 2/01/00 - 2/14/00 (COST $10,000,000) ................        $  10,000,000       $  10,000,000
                                                                                                                      -------------
  CERTIFICATES OF DEPOSIT 16.1%
  ABN Amro Bank NV, Chicago Branch, 5.10%, 4/07/00 .......................................            5,000,000           4,999,616
  Bank of Montreal, Chicago Branch, 5.12% - 6.03%, 4/10/00 - 4/12/00 .....................           15,000,000          15,000,034
  Bayerische Landesbank, New York Branch, 5.89%, 3/17/00 .................................            5,000,000           5,000,000
  Bayerische Vereinsbank, New York Branch, 5.55% - 5.56%, 1/21/00 - 1/24/00 ..............           10,000,000          10,000,042
  Deutsche Bank AG, New York Branch, 5.27% - 5.285%, 3/03/00 - 5/22/00 ...................           10,000,000           9,997,329
  Lloyds Bank PLC, New York Branch, 5.99%, 3/27/00 .......................................            5,000,000           5,000,117
  Rabobank Nederland NV, New York Branch, 5.41%, 6/01/00 .................................            5,000,000           4,999,200
  Toronto Dominion Bank, New York Branch, 5.10%, 2/22/00 .................................            5,000,000           4,999,760
                                                                                                                      -------------
  TOTAL CERTIFICATES OF DEPOSIT (COST $59,996,098) .......................................                               59,996,098
                                                                                                                      -------------
(e) COMMERCIAL PAPER 65.0%
  Abbey National North America Corp., 5.92%, 3/13/00 ....................................             5,000,000           4,940,800
  American Express Credit Corp., 5.94%, 1/31/00 ..........................................            5,000,000           4,975,250
  Archer Daniels Midland Co., 5.97% - 5.98%, 1/28/00 - 2/01/00 ...........................           10,000,000           9,951,871
  Associates Corp. of North America, 5.90%, 3/08/00 - 3/10/00 ............................           15,000,000          14,832,833
  Bellsouth Telecommunications Inc., 5.62% - 5.81%, 1/20/00 - 2/15/00 ....................           15,000,000          14,930,176
  Chevron U.K. Investment PLC, 5.90% - 5.96%, 1/19/00 - 2/09/00 ..........................           15,000,000          14,921,511
  CIESCO LP, 5.90%, 2/10/00 - 2/11/00 ....................................................           10,000,000           9,933,625
  CocaCola Co., 5.86%, 3/28/00 - 3/30/00 .................................................           15,000,000          14,785,134
  Commonwealth Bank of Australia, 5.90%, 2/23/00 .........................................            5,000,000           4,956,569
  Dupont de Nemours & Co., 5.71%, 2/25/00 ................................................            5,000,000           4,956,382
  Ford Motor Credit Co., 5.71%, 1/10/00 - 1/11/00 ........................................           10,000,000           9,984,932
  General Electric Capital Corp, 5.83% - 5.90%, 2/24/00 - 3/06/00 ........................           15,000,000          14,855,967
  General Mills, 5.67%, 1/12/00 - 1/14/00 ................................................           15,000,000          14,971,651
  Internationale Ned. U.S. Funding Corp., 5.88%, 4/03/00 .................................            5,000,000           4,924,050
  Merrill Lynch & Co. Inc., 5.84% - 5.85%, 2/29/00 - 3/02/00 .............................           15,000,000          14,853,918
  Minnesota Mining & Manufacturing Co., 5.60%, 2/16/00 - 2/18/00 .........................           15,000,000          14,890,333
  Morgan Stanley Dean Witter & Co., 5.95%, 2/03/00 - 2/07/00 .............................           15,000,000          14,914,056
  National Rural Utilities Cooperative Finance Corp., 5.68 - 5.75%, 1/18/00 - 1/27/00 ....           14,000,000          13,948,785
  Province of British Columbia, 5.60%, 2/22/00 ...........................................            5,000,000           4,959,556
  Salomon Smith Barney Holdings Inc., 5.95%, 3/07/00 - 3/15/00 ...........................           15,000,000          14,823,979
  Schering Corp., 5.92%, 1/18/00 .........................................................            5,000,000           4,986,022
  Walt Disney Co., 5.72% - 5.88%, 1/28/00 - 2/02/00 ......................................           15,000,000          14,927,915
                                                                                                                      -------------
  TOTAL COMMERCIAL PAPER (COST $242,225,315) .............................................                              242,225,315
                                                                                                                      -------------
  U.S. GOVERNMENT AGENCY SECURITIES 6.7%
  Federal Home Loan Mortgage Corp., 4.50%, 1/05/00 (COST $24,987,500) .....................           25,000,000         24,987,500
                                                                                                                       -------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $337,208,913) ......................                              337,208,913
                                                                                                                      -------------
(h) REPURCHASE AGREEMENT 9.9%
  Dresdner Kleinwort Benson, North America LLC, 2.50%, 1/03/00,
     (Maturity Value $37,222,753) (COST $37,215,000)

  Collateralized by U.S. Treasury Notes ...................................................           37,215,000         37,215,000
                                                                                                                      -------------
  TOTAL INVESTMENTS (COST $374,423,913) 100.4% ...........................................                              374,423,913
  OTHER ASSETS, LESS LIABILITIES (.4%) ...................................................                              (1,794,570)
                                                                                                                      -------------
  NET ASSETS 100.0% ......................................................................                            $ 372,629,343
                                                                                                                      =============

(e) Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.

(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                    SHARES/
  FRANKLIN NATURAL RESOURCES SECURITIES FUND                                COUNTRY                 WARRANTS                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 98.8%


  ENERGY MINERALS 37.2%
   Apache Corp. ..............................................            United States                27,800           $ 1,026,863
   Ashland Inc. ..............................................            United States                19,700               648,869
(a)Barrett Resources Corp. ...................................            United States                44,600             1,312,913
(a)Basin Exploration Inc. ....................................            United States                47,100               830,138
(a)Chesapeake Energy Corp. ...................................            United States               210,000               498,750
   Conoco Inc., B ............................................            United States                61,338             1,525,783
   Devon Energy Corp. ........................................            United States                10,000               328,750
   EOG Resources Inc. ........................................            United States                48,500               851,781
   Exxon Mobil Corp. .........................................            United States                 6,600               531,713
(a)Gulf Indonesia Resources Ltd. .............................              Indonesia                  77,000               625,625
(a)Houston Exploration Co. ...................................            United States                27,000               534,938
(a)Newfield Exploration Co. ..................................            United States                51,700             1,382,975
(a)Nuevo Energy Co. ..........................................            United States                54,500             1,021,875
(a)Pennaco Energy Inc. .......................................            United States                72,000               576,000
(a)Santa Fe Snyder Corp. .....................................            United States                61,900               495,200
   Texaco Inc. ...............................................            United States                10,300               559,419
   Tosco Corp. ...............................................            United States                38,250             1,039,922
   Ultramar Diamond Shamrock Corp. ...........................            United States                33,500               760,031
   Unocal Corp. ..............................................            United States                18,000               604,125
   Valero Energy Corp. .......................................            United States                42,000               834,750
                                                                                                                         ----------
                                                                                                                         15,990,420
                                                                                                                         ----------
   INDUSTRIAL SERVICES 27.7%
(a)AES Corp. .................................................            United States                 9,000               672,750
(a)Atwood Oceanics Inc. ......................................            United States                15,600               602,550
   Baker Hughes Inc. .........................................            United States                25,100               528,669
(a)BJ Services Co. ...........................................            United States                16,450               687,816
(a)Cal Dive International Inc. ...............................            United States                23,400               775,125
(a)Casella Waste Systems Inc., A .............................            United States                25,800               486,975
   Diamond Offshore Drilling Inc. ............................            United States                35,500             1,084,969
   ENSCO International Inc. ..................................            United States                18,500               423,188
(a)Grey Wolf Inc. ............................................            United States               120,000               345,000
   Halliburton Co. ...........................................            United States                 6,400               257,600
(a)Marine Drilling Cos. Inc. .................................            United States                20,000               448,750
(a)Nabors Industries Inc. ....................................            United States                16,500               510,469
(a)Petroleum Geo-Services, ADR ...............................                Norway                    3,100                55,219
(a)Safety-Kleen Corp. ........................................            United States                30,000               339,375
(a)TETRA Technologies Inc. ...................................            United States                35,000               253,750
   Transocean Sedco Forex Inc. ...............................            United States                41,500             1,398,031
(a)Tuboscope Inc. ............................................            United States                54,000               857,250
(a)Varco International Inc. ..................................            United States                77,000               784,438
(a)Weatherford International Inc. ............................            United States                34,500             1,377,844
                                                                                                                         ----------
                                                                                                                         11,889,768
                                                                                                                         ----------
   NON-ENERGY MINERALS 18.3%
   Aluminum Co. of America ...................................            United States                10,200               846,600
   Barrick Gold Corp. ........................................                Canada                   34,195               604,824
   De Beers Consolidated Mines AG, ADR .......................             South Africa                34,250               991,109
(a)Franco-Nevada Mining Corp. Ltd. ...........................                Canada                   37,400               572,937
   Freeport-McMoRan Copper & Gold Inc., A ....................            United States                13,718               254,640
   Georgia-Pacific Corp. .....................................            United States                13,000               659,750
   Ispat International NV, A, N.Y. shs .......................             Netherlands                 70,500             1,136,813
   Newmont Mining Corp. ......................................            United States                 8,455               207,148
   Pohang Iron & Steel Co. Ltd., ADR .........................             South Korea                 17,100               598,500
   Rayonier Inc. .............................................            United States                15,500               748,844
   Rio Tinto PLC .............................................            United Kingdom               20,929               504,986
(a)Stillwater Mining Co. .....................................            United States                22,750               725,156
                                                                                                                         ----------
                                                                                                                          7,851,307
                                                                                                                         ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                        SHARES/
  FRANKLIN NATURAL RESOURCES SECURITIES FUND                                     COUNTRY                WARRANTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

     PROCESS INDUSTRIES 11.1%
     Abitibi-Consolidated Inc. .....................................              Canada                   87,500       $ 1,039,063
(a)  Asia Pulp & Paper Co. Ltd., ADR ...............................             Indonesia                 82,000           645,750
(a)  Asia Pulp & Paper Co. Ltd., wts., 7/27/00 .....................             Indonesia                 15,000            14,061
     Bowater Inc. ..................................................           United States               18,700         1,015,644
     Ecolab Inc. ...................................................           United States                3,300           129,110
     Hercules Inc. .................................................           United States                9,800           273,175
     Monsanto Co. ..................................................           United States                5,900           210,188
     Potash Corp. of Saskatchewan Inc. .............................              Canada                    8,400           404,775
     Praxair Inc. ..................................................           United States                2,200           110,685
(a)  Smurfit-Stone Container Corp. .................................           United States               38,100           933,450
                                                                                                                         ----------
                                                                                                                          4,775,901
                                                                                                                         ----------
  PRODUCER MANUFACTURING .7%
  Reliance Steel & Aluminum Co. ..................................           United States               12,600             295,313
                                                                                                                         ----------
  UTILITIES 3.8%
  Enron Corp. ....................................................           United States               24,000           1,065,000
  Williams Cos. Inc. .............................................           United States               18,500             565,406
                                                                                                                         ----------
                                                                                                                          1,630,406
                                                                                                                         ----------
  TOTAL COMMON STOCKS AND WARRANTS (COST $41,493,460) ............                                                       42,433,115
                                                                                                                         ----------
(a)  CONVERTIBLE PREFERRED STOCKS .8%
     Enron Corp., 7.00%, cvt. pfd. (COST $290,719) .................           United States               17,500           328,125
                                                                                                                         ----------
     TOTAL LONG TERM INVESTMENTS (COST $41,784,179) ................                                                     42,761,240
                                                                                                                         ----------


                                                                                            PRINCIPAL
                                                                                             AMOUNT
                                                                                            ------------
(g)  REPURCHASE AGREEMENT .6%
     Joint Repurchase Agreement, 2.583%, 1/03/00,
       (Maturity Value $239,178) (COST $239,127) ............................                $    239,127                    239,127
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America LLC
     Paribas Corp.
     Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                                      ------------
   TOTAL INVESTMENTS (COST $42,023,306) 100.2% ............................                                             43,000,367
   OTHER ASSETS, LESS LIABILITIES (.2%) ...................................                                               (70,950)
                                                                                                                      ------------
   NET ASSETS 100.0% ......................................................                                           $ 42,929,417


(a)      Non-income producing.

(g) Investment is through participation in a joint account with other funds managed by the investment advisor.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


  FRANKLIN REAL ESTATE FUND                                                                       SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 95.7%

  EQUITY REIT - APARTMENTS 15.6%
  Apartment Investment & Management Co., A .................................                     175,000               $ 6,967,188
  Archstone Communities Trust ..............................................                     180,035                 3,690,718
  Avalonbay Communities Inc. ...............................................                      80,000                 2,745,000
  Camden Property Trust ....................................................                      47,273                 1,294,098
  Charles E. Smith Residential Realty Inc. .................................                      79,000                 2,794,625
  Equity Residential Properties Trust ......................................                     177,500                 7,577,031
                                                                                                                       -----------
                                                                                                                        25,068,660
                                                                                                                       -----------
  EQUITY REIT - DIVERSIFIED PROPERTY TYPE 17.1%
  Crescent Real Estate Equities Co. ........................................                     137,650                 2,529,319
  Duke-Weeks Realty Corp. ..................................................                     145,000                 2,827,500
  Glenborough Realty Trust Inc. ............................................                     436,000                 5,831,500
  Liberty Property Trust ...................................................                     240,000                 5,820,000
  Reckson Associates Realty Corp., B .......................................                     109,000                 2,479,750
  Spieker Properties Inc. ..................................................                     130,000                 4,736,875
  Vornado Realty Trust .....................................................                     103,300                 3,357,250
                                                                                                                       -----------
                                                                                                                        27,582,194
                                                                                                                       -----------
  EQUITY REIT - HEALTH CARE 1.1%
  OMEGA Healthcare Investors Inc. ..........................................                     142,000                 1,801,625
                                                                                                                       -----------
  EQUITY REIT - HOTELS 6.8%
  FelCor Lodging Trust Inc. ................................................                      52,300                   915,250
  Host Marriott Corp. ......................................................                     391,590                 3,230,618
  MeriStar Hospitality Corp. ...............................................                     390,000                 6,240,000
  Winston Hotels Inc. ......................................................                      72,500                   589,063
                                                                                                                       -----------
                                                                                                                        10,974,931
                                                                                                                       -----------
  EQUITY REIT - INDUSTRIAL 4.3%
  Cabot Industrial Trust ...................................................                      82,900                 1,523,288
  ProLogis Trust ...........................................................                     278,400                 5,359,200
                                                                                                                       -----------
                                                                                                                         6,882,488
                                                                                                                       -----------
  EQUITY REIT - OFFICE 21.4%
  Alexandria Real Estate Equities Inc. .....................................                     143,400                 4,561,913
  Arden Realty Inc. ........................................................                     235,600                 4,726,725
  Brandywine Realty Trust ..................................................                     300,700                 4,923,963
  CarrAmerica Realty Corp. .................................................                      57,200                 1,208,350
  Equity Office Properties Trust ...........................................                     370,008                 9,111,447
  Highwoods Properties Inc. ................................................                     180,000                 4,185,000
  Mack-Cali Realty Corp. ...................................................                     130,000                 3,388,125
  SL Green Realty Corp. ....................................................                     108,400                 2,357,700
                                                                                                                       -----------
                                                                                                                        34,463,223
                                                                                                                       -----------
  EQUITY REIT- RESIDENTIAL COMMUNITIES 2.1%
  Sun Communities Inc. .....................................................                     105,000                 3,379,688
                                                                                                                       -----------
  EQUITY REIT - RETAIL - COMMUNITY CENTERS 2.9%
  Developers Diversified Realty Corp. ......................................                      23,000                   296,125
  Kimco Realty Corp. .......................................................                     133,000                 4,505,375
                                                                                                                       -----------
                                                                                                                         4,801,500
                                                                                                                       -----------
  EQUITY REIT - RETAIL - REGIONAL MALLS 6.2%
  General Growth Properties Inc. ...........................................                      90,000                 2,520,000
  The Macerich Co. .........................................................                     123,000                 2,559,938
  Simon Property Group Inc. ................................................                     215,000                 4,931,563
                                                                                                                       -----------
                                                                                                                        10,011,501
                                                                                                                       -----------
  EQUITY REIT - STORAGE 3.8%
  Public Storage Inc. ......................................................                     266,600                 6,048,487
                                                                                                                       -----------
  EQUITY REIT - WHOLE LOANS 2.4%
  Starwood Financial Inc. ..................................................                     230,000                 3,895,624
                                                                                                                       -----------

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

  FRANKLIN REAL ESTATE FUND                                                                    SHARES                     VALUE
---------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)



(a) DIVERSIFIED PROPERTY TYPE 6.2%
    Crescent Operating Inc. ....................................................                     27,500            $    75,624
    Security Capital Group Inc., B .............................................                    530,200              6,627,500
    Security Capital U.S. Realty (Luxembourg) ..................................                    232,300              3,266,718
                                                                                                                       -----------
                                                                                                                         9,969,842
                                                                                                                       -----------
  HOTELS 5.8%
(a) Candlewood Hotel Co. Inc. .................................................                    350,000                 612,500
(a) MeriStar Hotels & Resorts Inc. ............................................                    170,000                 605,624
    Starwood Hotels & Resorts Worldwide Inc. ...................................                    275,000              6,462,500
(a) Wyndham International Inc., A .............................................                    542,038               1,592,236
                                                                                                                       -----------
                                                                                                                         9,272,860
                                                                                                                       -----------
  TOTAL LONG TERM INVESTMENTS (COST $163,505,009) ............................                                         154,152,623
                                                                                                                       -----------

                                                                                            PRINCIPAL
                                                                                              AMOUNT
                                                                                            ------------
(g)  REPURCHASE AGREEMENT 3.4%
    Joint Repurchase Agreement, 2.583%, 1/03/00,
        (Maturity Value $5,461,193) (COST $5,460,018) ........................                $  5,460,018               5,460,018
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America LLC
     Paribas Corp.
     Warburg Dillon Read LLC
      Collateralized by U.S. Treasury Bills and Notes
                                                                                                                      ------------
  TOTAL INVESTMENTS (COST $168,965,027) 99.1% ..............................                                           159,612,641
  OTHER ASSETS, LESS LIABILITIES .9% .......................................                                             1,389,102
                                                                                                                      ------------
  NET ASSETS 100.0% ........................................................                                          $161,001,743
                                                                                                                      ============



(a)      Non-income producing.

(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

 FRANKLIN RISING DIVIDENDS FUND                                                                    SHARES                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 98.0%
 COMMERCIAL SERVICES 3.2%
 Standard Register Co. .......................................................                    131,300              $ 2,543,938
 Wallace Computer Services Inc. ..............................................                    703,800               11,700,675
                                                                                                                       -----------
                                                                                                                        14,244,613
                                                                                                                       -----------
 CONSUMER DURABLES 6.0%
 Leggett & Platt Inc. ........................................................                    887,500               19,025,781
 Newell Rubbermaid Inc. ......................................................                    274,300                7,954,700
                                                                                                                       -----------
                                                                                                                        26,980,481
                                                                                                                       -----------
 CONSUMER NON-DURABLES 7.2%
 Alberto-Culver Co., A .......................................................                    649,500               14,126,625
 Block Drug Co. Inc., A ......................................................                    217,885                6,754,440
 DIMON Inc. ..................................................................                    550,600                1,789,450
 Philip Morris Cos. Inc. .....................................................                    120,000                2,782,500
 Universal Corp. .............................................................                    314,300                7,169,969
                                                                                                                       -----------
                                                                                                                        32,622,984
                                                                                                                       -----------
 ELECTRONIC TECHNOLOGY 6.6%
 Cohu Inc. ...................................................................                    670,000               20,770,000
 Hewlett-Packard Co. .........................................................                     79,900                9,103,606
                                                                                                                       -----------
                                                                                                                        29,873,606
                                                                                                                       -----------
 ENERGY MINERALS 1.5%
 Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ..........................                    114,300                6,908,006
                                                                                                                       -----------
 FINANCE 12.8%
 Fannie Mae ..................................................................                     63,200                3,946,050
 Mercantile Bankshares Corp. .................................................                    210,525                6,723,642
 National Commerce Bancorp ...................................................                    598,200               13,571,663
 State Street Corp. ..........................................................                    103,600                7,569,275
 TrustCo Bank Corp., N.Y. shs ................................................                    228,460                3,027,095
 U.S. Bancorp ................................................................                    278,300                6,627,019
 Washington Mutual Inc. ......................................................                    417,400               10,852,400
 Wilmington Trust Corp. ......................................................                    115,000                5,548,750
                                                                                                                       -----------
                                                                                                                        57,865,894
                                                                                                                       -----------
 HEALTH TECHNOLOGY 6.6%
 Becton, Dickinson & Co. .....................................................                    174,800                4,675,900
 Superior Uniform Group Inc. .................................................                    265,800                2,392,200
 West Pharmaceutical Services Inc. ...........................................                    726,800               22,485,375
                                                                                                                       -----------
                                                                                                                        29,553,475
                                                                                                                       -----------
 INSURANCE 9.7%
 American International Group Inc. ...........................................                     83,937                9,075,688
 Chubb Corp. .................................................................                     78,000                4,392,375
 Harleysville Group Inc. .....................................................                    174,600                2,488,050
 Mercury General Corp. .......................................................                    272,700                6,067,575
 MMI Cos. Inc. ...............................................................                    368,500                3,178,313
 ReliaStar Financial Corp. ...................................................                    274,100               10,741,294
 RLI Corp. ...................................................................                    230,656                7,842,304
                                                                                                                       -----------
                                                                                                                        43,785,599
                                                                                                                       -----------
 NON-ENERGY MINERALS .5%
 Nucor Corp. .................................................................                     44,000                2,411,750
                                                                                                                       -----------
 PROCESS INDUSTRIES 13.3%
 Bemis Co. Inc. ..............................................................                    347,900               12,133,013
 Brady Corp., A ..............................................................                     80,500                2,731,969
 Donaldson Co. Inc. ..........................................................                     98,200                2,362,938
 General Electric Co. ........................................................                     19,400                3,002,150
 Lancaster Colony Corp. ......................................................                    104,900                3,474,813

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

   FRANKLIN RISING DIVIDENDS FUND                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   PROCESS INDUSTRIES (CONT.)
   M.A. Hanna Co. ..............................................................                    325,200             $ 3,556,875
   Millipore Corp. .............................................................                    104,400               4,032,450
   Myers Industries Inc. .......................................................                    531,586               8,372,480
   Pall Corp. ..................................................................                    742,100              16,001,531
   Sherwin-Williams Co. ........................................................                    198,900               4,176,900
                                                                                                                        -----------
                                                                                                                         59,845,119
                                                                                                                        -----------
   PRODUCER MANUFACTURING 18.6%
   Baldor Electric Co. .........................................................                    463,333               8,397,911
(a)CIRCOR International Inc. ...................................................                     255,650              2,636,391
   Diebold Inc. ................................................................                    242,900               5,708,150
   Dover Corp. .................................................................                    239,100              10,849,163
   Graco Inc. ..................................................................                    177,100               6,353,463
   Hubbell Inc., B .............................................................                    276,500               7,534,625
   Kaydon Corp. ................................................................                    452,500              12,132,656
   Kimball International Inc., B ...............................................                    529,300               8,733,450
   Superior Industries International Inc. ......................................                    218,100               5,847,806
   Teleflex Inc. ...............................................................                    352,400              11,034,525
   Watts Industries Inc., A ....................................................                    306,300               4,517,925
                                                                                                                        -----------
                                                                                                                         83,746,065
                                                                                                                        -----------
   RETAIL TRADE 7.6%
   Family Dollar Stores Inc. ...................................................                  1,551,300              25,305,581
   The Limited Inc. ............................................................                    116,523               5,046,902
   Schultz Sav-O Stores Inc. ...................................................                    227,700               2,903,175
   Wal-Mart Stores Inc. ........................................................                     15,100               1,043,788
                                                                                                                        -----------
                                                                                                                         34,299,446
                                                                                                                        -----------
   TECHNOLOGY SERVICES 3.2%
   Reynolds & Reynolds Co., A ..................................................                    635,000              14,287,500
                                                                                                                        -----------
   TRANSPORTATION 1.2%
   Circle International Group Inc. .............................................                    246,700               5,489,072
                                                                                                                        -----------
   TOTAL LONG TERM INVESTMENTS (COST $400,163,699) .............................                                        441,913,610
                                                                                                                         -----------

                                                                                            PRINCIPAL
                                                                                             AMOUNT
                                                                                           -------------
(g)REPURCHASE AGREEMENT 1.2%
   Joint Repurchase Agreement, 2.583%, 1/03/00,
      (Maturity Value $5,776,326) (COST $5,775,083) .........................                $  5,775,083                 5,775,083
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America LLC
     Paribas Corp.
     Warburg Dillon Read LLC
       Collateralized by U.S. Treasury Bills and Notes
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $405,938,782) 99.2% ...............................                                          447,688,693
   OTHER ASSETS, LESS LIABILITIES .8% .........................................                                            3,409,212
                                                                                                                        ------------
   NET ASSETS 100.0%                                                                                                    $451,097,905
                                                                                                                        ============

(a)Non income producing.
(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                  SHARES/
 FRANKLIN SMALL CAP FUND                                                                          RIGHTS                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND RIGHTS 94.3%

(a)COMMERCIAL SERVICES 1.8%
   Aether Systems Inc. ......................................................                       4,100               $  293,663
   Answerthink Consulting Group Inc. ........................................                       3,400                  116,450
   Applied Graphics Technologies Inc. .......................................                      80,000                  690,000
   Careerbuilder Inc. .......................................................                      32,900                  211,794
   Chemdex Corp. ............................................................                       9,700                1,076,700
   Corporate Executive Board Co. ............................................                       5,700                  318,488
   Digital Impact Inc. ......................................................                       1,400                   70,175
   Exchange Applications Inc. ...............................................                      12,500                  698,438
   Flycast Communications Corp. .............................................                       1,900                  246,881
   GetThere.com Inc. ........................................................                       4,100                  165,025
   Harris Interactive Inc. ..................................................                       5,400                   70,538
   Hotjobs.com Ltd. .........................................................                      28,500                1,245,094
   Interep National Radio Sales Inc. ........................................                      22,500                  300,938
   Management Network Group Inc. ............................................                       1,700                   55,463
   Mediaplex Inc. ...........................................................                       2,700                  169,425
   Netcentives Inc. .........................................................                       4,300                  267,944
   NetRatings Inc. ..........................................................                         800                   38,500
   NOVA Corp. ...............................................................                      55,900                1,764,344
   RemedyTemp Inc., A .......................................................                      29,500                  560,500
   Smith-Gardner & Associates Inc. ..........................................                       4,100                   69,956
   SOS Staffing Services Inc. ...............................................                      75,500                  330,313
   Stamps.com Inc. ..........................................................                       2,200                   91,575
   Sylvan Learning Systems Inc. .............................................                      19,100                  248,300
                                                                                                                        ----------
                                                                                                                         9,100,504
                                                                                                                        ----------
(a)CONSUMER DURABLES .4%
   Lancaster Colony Corp. ...................................................                     104,900                3,474,813
   Activision Inc. ..........................................................                      75,700                1,159,156
   Audiovox Corp., A ........................................................                      22,800                  692,550
                                                                                                                        ----------
                                                                                                                         1,851,706
                                                                                                                        ----------
   CONSUMER NON-DURABLES .7%
(a)Sola International Inc. .................................................                       24,400                  338,550
(a)Tommy Hilfiger Corp. ....................................................                      103,600                2,415,175
   Wolverine World Wide Inc. ...............................................                       55,000                  601,563
                                                                                                                        ----------
                                                                                                                         3,355,288
                                                                                                                        ----------
(a)CONSUMER SERVICES 3.5%
   Acme Communications Inc. .................................................                       3,500                  116,375
   Cumulus Media Inc., A ....................................................                      57,600                2,923,200
   DeVry Inc. ...............................................................                      67,800                1,262,775
   Emmis Communications Corp., A ............................................                       4,400                  548,419
   Entercom Communications Corp. ............................................                       1,300                   85,800
   E-Stamp Corp. ............................................................                       4,700                  104,575
   Harrah's Entertainment Inc. ..............................................                         900                   23,794
   Homestore.com Inc. .......................................................                         700                   51,975
   Insight Communications Co. Inc., A .......................................                      64,100                1,898,963
   Jack in the Box Inc. .....................................................                      64,200                1,328,138
   Knot Inc. ................................................................                       3,200                   27,000
   Martha Stewart Living Omnimedia Inc., A ..................................                       3,200                   76,800
   MeriStar Hotels & Resorts Inc. ...........................................                     120,000                  427,500
   NDS Group PLC, ADR (United Kingdom) ......................................                       2,200                   67,100
   Prime Hospitality Corp. ..................................................                     238,000                2,097,375
   Quokka Sports Inc. .......................................................                      33,200                  435,750
   Quotesmith.com Inc. ......................................................                      31,700                  360,588
   Radio One Inc. ...........................................................                      14,400                1,324,800
   SFX Entertainment Inc. ...................................................                      58,950                2,133,253
   Spanish Broadcasting Systems Inc. ........................................                      17,400                  700,350
   TiVo Inc. ................................................................                       4,200                  141,750

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                                SHARES/
 FRANKLIN SMALL CAP FUND                                                                        RIGHTS                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND RIGHTS (CONT.)

(a) CONSUMER SERVICES (CONT.)
    Vail Resorts Inc. ......................................................                  31,100                 $   557,856
    XM Satellite Radio Holdings Inc. .......................................                  22,300                     850,188
                                                                                                                     -----------
                                                                                                                      17,544,324
                                                                                                                     -----------
    ELECTRONIC TECHNOLOGY 22.7%
(a) Advanced Energy Industries Inc. ........................................                  46,000                   2,265,500
(a) Airnet Communications Corp. ............................................                   1,900                      69,113
(a) Alpha Industries Inc. ..................................................                  17,000                     974,313
(a) Alteon Websystems Inc. .................................................                   1,300                     114,075
(a) ANTEC Corp. ............................................................                   5,000                     182,500
(a) Apex Inc. ..............................................................                  10,000                     322,500
(a) AVT Corp. ..............................................................                  51,200                   2,406,400
(a) Brocade Communications Systems Inc. ....................................                   2,800                     495,600
(a) Carrier Access Corp. ...................................................                  20,900                   1,406,831
(a) Catapult Communications Corp. ..........................................                  37,300                     370,669
(a) C-COR.net Corp. ........................................................                  11,000                     842,875
(a) Cirrus Logic Inc. ......................................................                  15,000                     199,688
(a) Coherent Inc. ..........................................................                 100,400                   2,685,700
(a) Com21 Inc. .............................................................                  38,300                     859,356
(a) Copper Mountain Networks Inc. ..........................................                   2,200                     107,250
(a) CVC Inc. ...............................................................                  12,000                     115,500
(a) Cymer Inc. .............................................................                  10,000                     460,000
(a) Digital Microwave Corp. ................................................                  46,400                   1,087,500
(a) DII Group Inc. .........................................................                   6,800                     482,588
(a) Ditech Communications Corp. ............................................                   5,600                     523,600
(a) EMCORE Corp. ...........................................................                  28,400                     965,600
(a) Etec Systems Inc. ......................................................                  38,100                   1,709,738
(a) Exar Corp. .............................................................                   1,400                      82,425
(a) Finisar Corp. ..........................................................                   2,300                     206,713
(a) Flextronics International Ltd. (Singapore) .............................                  90,000                   4,140,000
(a) FLIR Systems Inc. ......................................................                  90,000                   1,462,500
(a) Foundry Networks Inc. ..................................................                   2,000                     603,375
(a) FVC.COM Inc. ...........................................................                  24,000                     280,500
(a) Gadzoox Networks Inc. ..................................................                   5,000                     217,813
(a) Gemstar International Group Ltd. .......................................                 110,800                   7,894,500
(a) Harmonic Inc. ..........................................................                  28,000                   2,658,250
(a) Immersion Corp. ........................................................                   2,700                     103,613
(a) Interspeed Inc. ........................................................                   1,800                      31,838
(a) Itron Inc. .............................................................                  62,800                     384,650
(a) Jabil Circuit Inc. .....................................................                  40,000                   2,920,000
(a) Javelin Systems Inc. ...................................................                  36,600                     336,263
(a) JDS Uniphase Corp. .....................................................                 117,600                  18,970,350
(a) JNI Corp. ..............................................................                   5,000                     330,000
(a) Komag Inc. .............................................................                 287,800                     899,375
(a) Kopin Corp. ............................................................                   4,200                     176,400
(a) Ladish Co. Inc. ........................................................                  42,000                     267,750
(a) Lattice Semiconductor Corp. ............................................                  20,600                     970,775
(a) LTX Corp. ..............................................................                  14,000                     313,250
(a) MCK Communications Inc. ................................................                   3,000                      67,500
      Methode Electronics Inc., A ............................................                  17,500                     562,188
(a) Mettler-Toledo International Inc. ......................................                 122,000                   4,658,875
(a) Micrel Inc. ............................................................                  16,600                     945,163
(a) Natural MicroSystems Corp. .............................................                   6,900                     323,006
(a) NICE Systems Ltd., ADR (Israel) ........................................                  15,000                     737,813
(a) Novellus Systems Inc. ..................................................                  18,400                   2,254,575
(a) PC-Tel Inc. ............................................................                  20,300                   1,065,750
(a) Perceptron Inc. ........................................................                  85,000                     340,000

112
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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                              SHARES/
 FRANKLIN SMALL CAP FUND                                                                       RIGHTS                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)

    ELECTRONIC TECHNOLOGY (CONT.)
(a) Photronics Inc. ..........................................................               8,400             $    240,450
(a) PMC-Sierra Inc. (Canada) .................................................              81,000               12,985,313
(a) Proxim Inc. ..............................................................               6,600                  726,000
(a) QuickLogic Corp. .........................................................               5,100                   84,150
(a) RSA Security Inc. ........................................................             125,700                9,741,750
(a) Rudolph Technologies Inc. ................................................               3,700                  123,950
(a) Sanmina Corp. ............................................................              16,800                1,677,900
(a) Semtech Corp. ............................................................              15,800                  823,575
(a) Silicon Image Inc. .......................................................                 800                   56,050
(a) SIPEX Corp. ..............................................................              27,000                  663,188
(a) Synopsys Inc. ............................................................              62,600                4,178,550
(a) Tekelec ..................................................................              96,100                2,162,250
(a) Triquint Semiconductor Inc. ..............................................               4,300                  478,375
(a) Varian Semiconductor Equipment Associates Inc. ...........................               4,000                  136,000
(a) Veeco Instruments Inc. ...................................................              13,200                  617,925
(a) Visual Networks Inc. .....................................................              10,000                  792,500
(a) Vixel Corp. ..............................................................               3,100                   52,894
(a) Waters Corp. .............................................................              63,000                3,339,000
(a) Western Digital Corp. ....................................................              60,000                  251,250
(a) Xicor Inc. ...............................................................               1,000                   13,688
                                                                                                                ------------
                                                                                                                 111,996,864
                                                                                                                ------------
     ENERGY MINERALS 2.1%
(a) Barrett Resources Corp. ..................................................              83,900                2,469,806
(a) Basin Exploration Inc. ...................................................              24,300                  428,288
(a) Chesapeake Energy Corp. ..................................................              88,200                  209,475
(a) Denbury Resources Inc. ...................................................              85,800                  370,013
(a) Forest Oil Corp. .........................................................              43,800                  577,613
(a) Newfield Exploration Co. .................................................             100,000                2,675,000
(a) Pennaco Energy Inc. ......................................................              83,400                  667,200
    Range Resources Corp. ....................................................             167,500                  533,906
(a) Santa Fe Snyder Corp. ....................................................              57,110                  456,880
(a) Titan Exploration Inc. ...................................................             121,000                  657,938
(a) Tom Brown Inc. ...........................................................              87,500                1,170,313
                                                                                                                ------------
                                                                                                                  10,216,432
                                                                                                                ------------
    FINANCE 5.4%
(a) Affiliated Managers Group Inc. ...........................................              44,700                1,807,556
    Allied Capital Corp. .....................................................              85,300                1,562,056
    Bank United Corp., A .....................................................              50,000                1,362,500
(a) Catellus Development Corp. ...............................................              27,000                  345,938
    Commerce Bancorp Inc. ....................................................              20,000                  808,750
(a) DLJdirect ................................................................              32,300                  438,069
    Duff & Phelps Credit Rating Co. ..........................................               3,600                  320,175
    E.W. Blanch Holdings Inc. ................................................              27,100                1,659,875
(a) eSPEED Inc. ..............................................................               7,400                  263,163
    Federated Investors Inc., B ..............................................             122,900                2,465,681
    Financial Security Assurance Holdings Ltd. ...............................              63,000                3,283,875
    Freedom Securities Corp. .................................................              26,300                  295,875
(a) Golden State Bancorp Inc. ................................................             103,000                1,776,750
     HCC Insurance Holdings Inc. ..............................................              32,300                  425,956
(a) Knight/Trimark Group Inc., A .............................................              25,100                1,154,600
    Metris Cos. Inc. .........................................................               4,400                  157,025
    Mutual Risk Management Ltd. (Bermuda) ....................................              45,200                  759,925
    Radian Group Inc. ........................................................              31,038                1,482,065
    Reinsurance Group of America Inc. ........................................              59,600                1,653,900
(a) Risk Capital Holdings Inc. ...............................................              68,800                  868,600

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                  SHARES/
 FRANKLIN SMALL CAP FUND                                                                          RIGHTS                  VALUE
--------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND RIGHTS (CONT.)

  FINANCE (CONT.)
(a) Silicon Valley Bancshares .................................................                     62,800             $ 3,108,600
    Westamerica Bancorp ........................................................                     22,300                 623,006
                                                                                                                        -----------
                                                                                                                         26,623,940
                                                                                                                        -----------
(a) HEALTH SERVICES 1.1%
    American Dental Partners Inc. ..............................................                     20,300                 142,100
    Beverly Enterprises Inc. ...................................................                    136,900                 598,938
    eBenX Inc. .................................................................                      2,500                 113,125
    PAREXEL International Corp. ................................................                     65,000                 767,813
    Pharmaceutical Product Development Inc. ....................................                     85,000               1,009,375
    Renal Care Group Inc. ......................................................                     94,650               2,212,444
    SciQuest.com Inc. ..........................................................                      6,600                 524,700
    Total Renal Care Holdings Inc. .............................................                      2,900                  19,394
                                                                                                                        -----------
                                                                                                                          5,387,889
                                                                                                                        -----------
(a) HEALTH TECHNOLOGY .7%
    Alexion Pharmaceuticals Inc. ...............................................                     17,000                 512,125
    Heska Corp. ................................................................                     39,300                  88,425
    ImClone Systems Inc. .......................................................                      5,400                 213,975
    Inhale Therapeutic Systems Inc. ............................................                     42,300               1,800,394
    Serologicals Corp. .........................................................                    138,750                 832,500
    SkyePharma PLC, ADR (United Kingdom) .......................................                     24,391                 179,892
    SkyePharma PLC, rts., 3/31/00 (United Kingdom) .............................                     83,600                    --
    Wesley Jessen Visioncare Inc. ..............................................                      2,000                  75,750
                                                                                                                        -----------
                                                                                                                          3,703,061
                                                                                                                        -----------
(a) INDUSTRIAL SERVICES 2.6%
    Atwood Oceanics Inc. .......................................................                      3,400                 131,325
    Casella Waste Systems Inc., A ..............................................                     12,700                 239,713
    Catalytica Inc. ............................................................                    118,733               1,610,316
    Core Laboratories NV .......................................................                     80,400               1,613,025
    Dycom Industries Inc. ......................................................                     11,500                 506,719
    Grey Wolf Inc. .............................................................                    215,300                 618,988
    Marine Drilling Cos. Inc. ..................................................                     72,700               1,631,206
    Plug Power Inc. ............................................................                      5,500                 155,375
    Rowan Cos. Inc. ............................................................                     50,000               1,084,375
    Tuboscope Inc. .............................................................                    121,300               1,925,638
    US Liquids Inc. ............................................................                     51,000                 427,125
    Varco International Inc. ...................................................                    270,800               2,758,775
                                                                                                                        -----------
                                                                                                                         12,702,580
                                                                                                                        -----------
    NON-ENERGY MINERALS .2%
    Carpenter Technology Corp. .................................................                     36,300                 995,981
                                                                                                                        -----------
    PROCESS INDUSTRIES 2.0%
    ChemFirst Inc. .............................................................                     85,100               1,861,563
(a) CUNO Inc. ..................................................................                     29,000                 600,391
    Optical Coating Laboratory Inc. ............................................                     24,600               7,281,600
(a) Symyx Technologies Inc. ....................................................                      3,700                 111,000
                                                                                                                        -----------
                                                                                                                          9,854,554
                                                                                                                        -----------
    PRODUCER MANUFACTURING 2.5%
(a) Gentex Corp. ...............................................................                    122,200               3,391,050
    Gibraltar Steel Corp. ......................................................                     50,000               1,168,750
    JLG Industries Inc. ........................................................                    115,800               1,845,563
(a) Polycom Inc. ...............................................................                     48,500               3,088,844
(a) Power-One Inc. .............................................................                      4,400                 201,575
    Reliance Steel & Aluminum Co. ..............................................                     13,500                 316,406

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                  SHARES/
 FRANKLIN SMALL CAP FUND                                                                          RIGHTS                  VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)

    PRODUCER MANUFACTURING (CONT.)
    Roper Industries Inc. ......................................................                     57,400               $2,170,438
(a) Tower Automotive Inc. ......................................................                      8,800                  135,850
                                                                                                                          ----------
                                                                                                                          12,318,476
                                                                                                                          ----------
(a) RETAIL TRADE .4%
    1-800-FLOWERS.COM Inc. .....................................................                     57,700                  616,669
    Beyond.com Corp. ...........................................................                     26,300                  205,469
    Liquid Audio Inc. ..........................................................                     41,900                1,099,875
    MotherNature.com Inc. ......................................................                        400                    2,925
    PlanetRx.com Inc. ..........................................................                      3,800                   55,100
                                                                                                                          ----------
                                                                                                                           1,980,038
                                                                                                                          ----------
    REAL ESTATE 2.3%
    Alexandria Real Estate Equities Inc. .......................................                     11,500                  365,844
    Arden Realty Inc. ..........................................................                     70,000                1,404,375
    Camden Property Trust ......................................................                     67,000                1,834,125
    CBL & Associates Properties Inc. ...........................................                     10,800                  222,750
    Colonial Properties Trust ..................................................                     15,400                  357,088
    Developers Diversified Realty Corp. ........................................                     47,200                  607,700
    FelCor Lodging Trust Inc. ..................................................                     50,000                  875,000
    Glenborough Realty Trust Inc. ..............................................                     51,700                  691,488
    Health Care Property Investors Inc. ........................................                     31,000                  740,125
    Innkeepers USA Trust .......................................................                     98,900                  809,744
    MeriStar Hospitality Corp. .................................................                    130,000                2,080,000
    SL Green Realty Corp. ......................................................                     31,900                  693,825
    General Growth Properties Inc. .............................................                     26,000                  728,000
                                                                                                                          ----------
                                                                                                                          11,410,064
                                                                                                                          ----------
(a) TECHNOLOGY SERVICES 34.1%
    Accrue Software Inc. .......................................................                     20,000                1,082,500
    Active Software Inc. .......................................................                      4,300                  395,600
    Affiliated Computer Services Inc., A .......................................                    130,300                5,993,800
    AGENCY.COM Inc. ............................................................                      1,100                   56,100
    Allaire Corp. ..............................................................                      6,300                  913,500
    Ardent Software Inc. .......................................................                     20,500                  799,500
    Art Technology Group Inc. ..................................................                      4,300                  550,938
    Aspect Communications Corp. ................................................                     61,200                2,394,450
    Backweb Technologies Ltd. ..................................................                      1,100                   46,338
    Bluestone Software Inc. ....................................................                      5,500                  632,500
    Breakaway Solutions Inc. ...................................................                      1,100                   80,300
    Brightpoint Inc. ...........................................................                     10,900                  143,063
    Brio Technology Inc. .......................................................                     10,000                  420,000
    BroadVision Inc. ...........................................................                     73,400               12,482,588
    Check Point Software Technologies Ltd. (Israel) ............................                     11,700                2,325,375
    Citrix Systems Inc. ........................................................                     37,800                4,649,400
    Complete Business Solutions Inc. ...........................................                     84,600                2,125,575
    Concord Communications Inc. ................................................                     30,000                1,331,250
    Cybersource Corp. ..........................................................                     18,700                  967,725
    Cysive Inc. ................................................................                      1,600                  115,300
    Data Return Corp. ..........................................................                      2,200                  117,700
    Deltek Systems Inc. ........................................................                      7,800                  105,300
    Digex Inc. .................................................................                      5,000                  343,750
    Digimarc Corp. .............................................................                        500                   25,000
    Digital Insight Corp. ......................................................                      1,900                   69,113
    Documentum Inc. ............................................................                     28,000                1,676,500
    eGain Communications Corp. .................................................                      3,700                  139,675
    El Sitio Inc. (Argentina) ..................................................                      3,600                  132,300
    Entrust Technologies Inc. ..................................................                     55,200                3,308,550

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                  SHARES/
 FRANKLIN SMALL CAP FUND                                                                          RIGHTS                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND RIGHTS (CONT.)

(a) TECHNOLOGY SERVICES (CONT.)
    F5 Networks Inc. .......................................................                        4,500              $   513,000
    H.T.E. Inc. ............................................................                       38,500                  231,000
    High Speed Access Corp. ................................................                        9,600                  172,800
    HNC Software Inc. ......................................................                       85,000                8,988,750
    i2 Technologies Inc. ...................................................                       90,000               17,550,000
    Imanage Inc. ...........................................................                        2,200                   70,675
    Inet Technologies Inc. .................................................                       14,800                1,034,150
    Integrated Systems Inc. ................................................                       97,200                3,262,275
    Interactive Pictures Corp. .............................................                        7,400                  172,513
    Internap Network Services Corp. ........................................                        2,600                  449,800
    Intertrust Technologies Corp. ..........................................                        1,800                  211,725
    Interwoven Inc .........................................................                        1,600                  194,600
    Intuit Inc. ............................................................                       65,400                3,919,913
    ISS Group Inc. .........................................................                        8,000                  569,000
    ITXC Corp. .............................................................                        8,600                  289,175
    Keane Inc. .............................................................                       30,000                  952,500
    Keynote Systems Inc. ...................................................                        5,000                  368,750
    Korea Thrunet Co. Ltd., A (South Korea) ................................                        1,100                   74,663
    Legato Systems Inc. ....................................................                       50,000                3,440,625
    Liberate Technologies Inc. .............................................                       19,300                4,960,100
    McAfee.com Corp. .......................................................                        2,600                  117,000
    Media Metrix Inc. ......................................................                       16,200                  579,150
    Metasolv Software Inc. .................................................                        1,200                   98,100
    Metron Technology NV ...................................................                        2,700                   43,369
    Micromuse Inc. .........................................................                       40,000                6,800,000
    MicroStrategy Inc. .....................................................                       13,000                2,730,000
    Mission Critical Software Inc. .........................................                       16,600                1,162,000
    N2H2 Inc. ..............................................................                       26,300                  618,050
    National Information Consortium Inc. ...................................                       14,700                  470,400
    Navisite Inc. ..........................................................                        4,400                  440,000
    NBC Internet Inc., A ...................................................                       36,100                2,788,725
    Netiq Corp. ............................................................                        2,700                  140,569
    OnDisplay Inc. .........................................................                        1,500                  136,313
    OpenTV Corp., A ........................................................                        1,600                  128,400
    Predictive Systems Inc. ................................................                        2,000                  131,000
    Proxicom Inc. ..........................................................                       11,700                1,454,456
    Quintus Corp. ..........................................................                        1,200                   55,050
    Radware Ltd. ...........................................................                        3,400                  146,625
    Rare Medium Group Inc. .................................................                       14,000                  477,750
    Retek Inc. .............................................................                        4,700                  353,675
    Sapient Corp. ..........................................................                       51,600                7,272,375
    Serena Software Inc. ...................................................                       22,200                  686,813
    Software.com Inc. ......................................................                        1,800                  172,800
    SonicWALL Inc. .........................................................                        1,300                   52,325
    SS&C Technologies Inc. .................................................                        2,800                   18,200
    StarMedia Network Inc. .................................................                       23,500                  941,469
    Sykes Enterprises Inc. .................................................                        5,300                  232,538
    Tanning Technology Corp. ...............................................                      195,700               11,534,069
    TenFold Corp. ..........................................................                        6,100                  243,619
    Transaction Systems Architects Inc., A .................................                       14,000                  392,000
    Tumbleweed Communications Corp. ........................................                       24,100                2,042,475
    U.S. Interactive Inc. ..................................................                       18,600                  799,800
    Vantive Corp. ..........................................................                       43,400                  785,269
    Verio Inc. .............................................................                       92,000                4,249,250
    VERITAS Software Corp. .................................................                       88,500               12,666,563
    Verity Inc. ............................................................                       85,400                3,634,838
    Vignette Corp. .........................................................                       27,600                4,498,800

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                  SHARES/
      FRANKLIN SMALL CAP FUND                                                                     RIGHTS                  VALUE
--------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS (CONT.)
(a)  TECHNOLOGY SERVICES (CONT.)
     Vitria Technology Inc. ......................................................                     2,600          $    608,400
     Whittman-Hart Inc. ..........................................................                    55,500             2,976,188
     Wind River Systems Inc. .....................................................                   121,050             4,448,588
     Women.com Networks Inc. .....................................................                    27,300               389,025
     Xpedior Inc. ................................................................                     3,100                89,125
                                                                                                                      ------------
                                                                                                                       168,454,865
                                                                                                                      ------------
(a)  TELECOMMUNICATIONS 9.3%
     365 Corp. PLC (United Kingdom) ..............................................                    13,100                53,033
     Airgate PCS Inc. ............................................................                     2,400               126,600
     Alaska Communications Systems Holdings Inc. .................................                    44,700               553,163
     AT&T Canada Inc., B (Canada) ................................................                    14,600               587,650
     Clearnet Communications Inc., A (Canada) ....................................                    28,200               969,375
     DSL.net Inc. ................................................................                    32,100               463,444
     GRIC Communications Inc. ....................................................                     3,300                83,738
     Ibasis Inc. .................................................................                     4,800               138,000
     ICG Communications Inc. .....................................................                   126,000             2,362,500
     Illuminet Holdings Inc. .....................................................                     1,100                60,500
     Intermedia Communications Inc. ..............................................                    36,900             1,432,181
     ITC Deltacom Inc. ...........................................................                    18,500               511,063
     MGC Communications Inc. .....................................................                    22,000             1,116,500
     Millicom International Cellular SA (Luxembourg) .............................                    40,100             2,501,238
     Pacific Gateway Exchange Inc. ...............................................                    54,300               926,494
     Pinnacle Holdings Inc. ......................................................                    91,400             3,873,075
     Primus Telecommunications Group Inc. ........................................                   136,900             5,236,425
     Rhythms NetConnections Inc. .................................................                     2,900                89,900
     Rural Cellular Corp., A .....................................................                    78,900             7,140,450
     Time Warner Telecom Inc., A .................................................                    11,000               549,313
     Triton PCS Inc., A ..........................................................                     1,500                68,250
     VoiceStream Wireless Corp. ..................................................                    83,100            11,826,169
     Western Wireless Corp., A ...................................................                    83,100             5,546,890
                                                                                                                      ------------
                                                                                                                        46,215,951
                                                                                                                      ------------
     TRANSPORTATION 2.5%
     Air Express International Corp. .............................................                    50,000             1,615,625
(a)  Atlantic Coast Airlines Holdings Inc. .......................................                   121,000             2,873,750
     C.H. Robinson Worldwide Inc. ................................................                    72,600             2,885,850
     Expeditors International of Washington Inc. .................................                   109,600             4,801,850
(a)  Mesaba Holdings Inc. ........................................................                     9,000               102,938
                                                                                                                      ------------
                                                                                                                        12,280,013
                                                                                                                      ------------
     TOTAL COMMON STOCKS AND RIGHTS (COST $243,705,293) ..........................                                     465,992,530
                                                                                                                      ------------
     CONVERTIBLE PREFERRED STOCKS .2%
     Bank United Corp., 8.00%, cvt. pfd. (COST $1,000,000) .......................                    20,000               785,000
                                                                                                                      ------------
     TOTAL LONG TERM INVESTMENTS (COST $244,705,293) .............................                                     466,777,530
                                                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                               SHARES/
 FRANKLIN SMALL CAP FUND                                                                        RIGHTS                  VALUE
--------------------------------------------------------------------------------------------------------------------------------
(g) REPURCHASE AGREEMENT 5.1%
    Joint Repurchase Agreement, 2.583%, 1/03/00
     (Maturity Value $25,407,535) (COST $25,402,067) .........................              $ 25,402,067            $ 25,402,067
    Banc of America Securities LLC ...........................................
    Barclays Capital Inc. ....................................................
    Bear, Stearns & Co. Inc. .................................................
    Chase Securities Inc. ....................................................
    Donaldson, Lufkin & Jenrette Securities Corp. ............................
    Dresdner Kleinwort Benson, North America LLC .............................
    Paribas Corp. ............................................................
    Warburg Dillon Read LLC ..................................................
     Collateralized by U.S. Treasury Bills and Notes .........................
                                                                                                                    ------------
   TOTAL INVESTMENTS (COST $270,107,360) 99.6% ...............................                                       492,179,597
   OTHER ASSETS, LESS LIABILITIES .4% ........................................                                         2,039,265
                                                                                                                    ------------
   NET ASSETS 100.0% .........................................................                                      $494,218,862
                                                                                                                    ------------

a        Non-income producing.

g Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                    PRINCIPAL
 FRANKLIN U.S. GOVERNMENT FUND                                                                      AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 75.7%

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - FIXED RATE 52.7%
  GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 ................................................          $  6,767,763       $  5,983,291
  GNMA II, 5.50%, 9/20/28 - 1/20/29 ....................................................             3,119,044          2,748,954
  GNMA I, SF, 6.00%, 11/15/23 - 11/15/28 ...............................................            17,342,367         15,936,151
  GNMA II, 6.00%, 1/20/24 - 12/20/28 ...................................................            50,954,419         46,322,294
  GNMA I, SF, 6.50%, 5/15/23 - 11/15/28 ................................................            50,399,730         47,674,781
  GNMA II, 6.50%, 3/20/28 ..............................................................            22,823,812         21,394,350
  GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 .................................................            60,839,492         59,075,732
  GNMA I, SF, 7.25%, 11/15/25 ..........................................................             1,152,334          1,134,098
  GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ...................................................             2,142,118          2,111,359
  GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 .................................................            24,544,884         24,423,487
  GNMA II, 7.50%, 11/20/16 - 11/20/26 ..................................................            16,334,296         16,289,196
  GNMA I, SF, 8.00%, 4/15/05 - 6/15/24 .................................................            13,691,378         13,925,655
  GNMA II, 8.00%, 2/20/16 - 8/20/26 ....................................................             1,300,145          1,317,094
  GNMA I, SF, 8.25%, 4/15/25 ...........................................................               547,778            559,417
  GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 ................................................             3,578,078          3,695,273
  GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 .................................................             1,808,730          1,902,264
  GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 ................................................             3,586,632          3,824,444
  GNMA II, 9.50%, 4/20/25 ..............................................................               402,878            426,662
  GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 ................................................             3,387,513          3,668,287
                                                                                                                     ------------
                                                                                                                      272,412,789
                                                                                                                     ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FIXED RATE 9.0%
  FNMA, 6.00%, 10/01/23 - 10/01/28 .....................................................            23,897,978         21,951,941
  FNMA, 6.50%, 1/01/24 - 6/01/24 .......................................................            11,311,159         10,774,186
  FNMA, 7.00%, 5/01/24 .................................................................             1,182,422          1,150,961
  FNMA, PL, 7.00%, 3/17/35 .............................................................             3,143,213          2,933,200
  FNMA, 7.50%, 4/01/23 - 8/01/25 .......................................................             4,457,984          4,417,779
  FNMA, 8.00%, 7/01/16 - 2/01/25 .......................................................             4,727,347          4,773,997
  FNMA, 8.50%, 10/01/19 - 2/01/22 ......................................................               253,795            261,532
                                                                                                                     ------------
                                                                                                                       46,263,596
                                                                                                                     ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 4.6%
  FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 6.892%, 2/01/19 ...............             2,840,286          2,920,944
  FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 6.986%, 9/01/18 .............             3,212,208          3,317,483
  FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 6.998%, 7/01/19 .............             2,624,970          2,705,525
  FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 6.823%, 1/01/18 .............             8,073,459          8,303,103
  FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 5.769%, 6/01/02 ..............             4,535,208          4,510,900
  FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.938%, 3/01/20 ........             1,951,534          1,984,271
                                                                                                                     ------------
                                                                                                                       23,742,226
                                                                                                                     ------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - FIXED RATE 8.3%
  FHLMC, 6.00%, 1/01/24 - 8/01/28 ......................................................             9,192,402          8,436,842
  FHLMC, 6.50%, 6/01/08 - 6/01/29 ......................................................            19,802,236         18,895,323
  FHLMC, 7.00%, 4/01/24 ................................................................            10,732,841         10,437,043
  FHLMC, 7.50%, 11/01/22 - 5/01/24 .....................................................             3,018,810          3,000,836
  FHLMC, 8.00%, 5/01/16 - 5/01/22 ......................................................             1,479,006          1,496,787
  FHLMC, 8.50%, 4/01/18 - 3/01/22 ......................................................               589,828            606,758
  FHLMC, 9.00%, 3/01/03 ................................................................               247,540            251,576
                                                                                                                     ------------
                                                                                                                       43,125,165
                                                                                                                     ------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 1.1%
  FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 ............             2,342,976          2,396,747
  FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 ............             3,202,783          3,265,899
                                                                                                                     ------------
                                                                                                                        5,662,646
                                                                                                                     ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $401,046,867) .................................                              391,206,422
                                                                                                                     ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                 PRINCIPAL
 FRANKLIN U.S. GOVERNMENT FUND                                                                    AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
 OTHER AGENCY SECURITIES 21.5%

  Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ...........................              $  5,000,000          $  4,906,130
  Federal Home Loan Bank, 0.00%, 1/23/23 .......................................                10,000,000             1,520,080
  FICO Strip, 0.00%, 12/06/14 ..................................................                13,569,000             4,470,483
  FICO Strip, 0.00%, 6/06/15 ...................................................                15,001,000             4,761,782
  FICO Strip, 0.00%, 5/11/13 ...................................................                10,000,000             3,712,370
  FICO Strip, 12, 0.00%, 6/06/14 ...............................................                 9,454,000             3,232,739
  FICO Strip, 13, 0.00%, 6/27/09 ...............................................                11,024,000             5,517,699
  FICO Strip, 16, 0.00%, 10/05/10 ..............................................                 4,745,000             2,154,088
  Housing Urban Development, 96-A, 7.63%, 8/01/14 ..............................                 5,000,000             4,877,295
  Housing Urban Development, 96-A, 7.66%, 8/01/15 ..............................                 5,000,000             4,865,065
  Small Business Administration, 6.00%, 9/01/18 ................................                 9,636,311             8,672,681
  Small Business Administration, 6.45%, 12/01/15 ...............................                 3,863,557             3,602,768
  Small Business Administration, 6.70%, 12/01/16 ...............................                 4,250,862             4,013,080
  Small Business Administration, 6.85%, 7/01/17 ................................                 4,510,608             4,297,764
  Small Business Administration, Cap 10.85%,
     Margin Prime - 0.40%, Resets Quarterly, 7.35%, 6/25/19 ....................                 2,292,493            2 ,338,343
  Small Business Administration, Cap 10.875%,
     Margin Prime - 0.125%, Resets Quarterly, 7.625%, 3/25/18 ..................                 3,674,965            3 ,771,433
  Student Loan Marketing Association, 0.00%, 5/15/14 ...........................                15,000,000             4,272,930
  Tennessee Valley Authority, 0.00%, 4/15/42 ...................................                 6,000,000             2,311,380
  Tennessee Valley Authority, 0.00%, 7/15/43 ...................................                 7,000,000             5,221,300
  Tennessee Valley Authority, 5.88%, 4/01/36 ...................................                10,000,000             9,352,710
  Tennessee Valley Authority, 6.235%, 7/15/45 ..................................                14,249,000            14,158,961
  Tennessee Valley Authority, 7.25%, 7/15/43 ...................................                10,000,000             9,304,670
                                                                                                                    ------------
  TOTAL OTHER AGENCY SECURITIES (COST $118,219,663) ............................                                     111,335,751
                                                                                                                    ------------
  TOTAL LONG TERM INVESTMENTS (COST $519,266,530) ..............................                                     502,542,173
                                                                                                                    ------------
(g) REPURCHASE AGREEMENT 2.1%
    Joint Repurchase Agreement, 2.583%, 1/03/00,
       (Maturity Value $10,883,723) (COST $10,881,381) .........................                10,881,381            10,881,381
     Banc of America Securities LLC ............................................
    Barclays Capital Inc. ......................................................
    Bear, Stearns & Co. Inc. ...................................................
    Chase Securities Inc. ......................................................
    Donaldson, Lufkin & Jenrette Securities Corp. ..............................
    Dresdner Kleinwort Benson, North America LLC ...............................
    Paribas Corp. ..............................................................
    Warburg Dillon Read LLC ....................................................
     Collateralized by U.S. Treasury Bills and Notes ...........................
                                                                                                                    ------------
   TOTAL INVESTMENTS (COST $530,147,911) 99.3% .................................                                     513,423,554
   OTHER ASSETS, LESS LIABILITIES .7% ..........................................                                       3,486,752
                                                                                                                    ------------
   NET ASSETS 100.0% ...........................................................                                    $516,910,306
                                                                                                                    ------------


(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999



                                                                                                  SHARES/
 FRANKLIN VALUE SECURITIES FUND                                                                   RIGHTS               VALUE
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS 96.2%


(a)COMMERCIAL SERVICES 3.0%
   Robert Half International Inc. ............................................                     13,000             $  371,313
                                                                                                                      ----------
   CONSUMER DURABLES 2.5%
   D.R. Horton Inc. ..........................................................                     13,200                182,325
   Engle Homes Inc. ..........................................................                      6,000                 72,000
   Flexsteel Industries Inc. .................................................                      2,300                 30,763
   M/I Schottenstein Homes Inc. ..............................................                      2,300                 35,794
                                                                                                                      ----------
                                                                                                                         320,882
                                                                                                                      ----------
   CONSUMER NON-DURABLES 10.9%
   Block Drug Co. Inc., A ....................................................                      6,077                188,387
   DIMON Inc. ................................................................                     15,000                 48,750
   Standard Commercial Corp. .................................................                     24,000                 85,500
(a)The Timberland Co., A .....................................................                     10,000                528,750
(a)Tropical Sportswear International Corp. ...................................                     15,000                241,875
   Wolverine World Wide Inc. .................................................                     25,000                273,438
                                                                                                                      ----------
                                                                                                                       1,366,700
                                                                                                                      ----------
(a)CONSUMER SERVICES 1.4%
   Aztar Corp. ...............................................................                     16,000                174,000
                                                                                                                      ----------
   ELECTRONIC TECHNOLOGY 2.7%
   B.F. Goodrich Co. .........................................................                      7,000                192,500
(a)ESCO Electronics Corp. ....................................................                        600                  6,975
(a)SPACEHAB Inc. .............................................................                     13,500                 72,563
   United Technologies Corp. .................................................                      1,000                 65,000
                                                                                                                      ----------
                                                                                                                         337,038
                                                                                                                      ----------
(a)ENERGY MINERALS .9%
   Nuevo Energy Co. ..........................................................                      6,000                112,500
                                                                                                                      ----------
   FINANCE 20.9%
(a)Acceptance Insurance Cos. Inc. ............................................                      4,000                 23,250
   Allstate Corp. ............................................................                     10,000                240,000
   American National Insurance Co. ...........................................                      3,000                191,250
(a)American Safety Insurance Group Ltd. ......................................                      9,000                 59,063
   Harleysville Group Inc. ...................................................                     12,500                178,125
   Household International Inc. ..............................................                      4,500                167,625
(a)Manulife Financial Corp. (Canada) .........................................                     12,000                152,250
(a)PBOC Holdings Inc. ........................................................                     16,000                151,000
   Penn-America Group Inc. ...................................................                      9,500                 73,625
   The PMI Group Inc. ........................................................                      4,700                229,419
   Presidential Life Corp. ...................................................                     21,000                385,875
(a)Professionals Group Inc. ..................................................                     13,750                322,266
   Reinsurance Group of America Inc. .........................................                      4,000                111,000
(a)StanCorp Financial Group Inc. .............................................                      9,000                226,688
   Washington Mutual Inc. ....................................................                      5,000                130,000
                                                                                                                      ----------
                                                                                                                       2,641,436
                                                                                                                      ----------
   HEALTH TECHNOLOGY 1.5%
(a)SkyePharma PLC, rts., 3/31/00 (United Kingdom) ............................                      4,900                   --
   West Pharmaceutical Services Inc. .........................................                      6,000                185,625
                                                                                                                      ----------
                                                                                                                         185,625
                                                                                                                      ----------
   INDUSTRIAL SERVICES 9.8%
(a)Atwood Oceanics Inc. ......................................................                      6,800                262,650
   ENSCO International Inc....................................................                     13,000                297,375
(a)Perini Corp. ..............................................................                      2,400                  9,300

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                  SHARES/
  FRANKLIN VALUE SECURITIES FUND                                                                  RIGHTS                VALUE
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)

   INDUSTRIAL SERVICES (CONT.)
(a)R&B Falcon Corp. ..........................................................                     14,500             $  192,125
(a)Rowan Cos. Inc. ...........................................................                     15,000                325,313
   Santa Fe International Corp. ..............................................                      5,500                142,313
                                                                                                                      ----------
                                                                                                                       1,229,076
                                                                                                                      ----------
   NON-ENERGY MINERALS 2.5%
(a)Lone Star Technologies Inc. ...............................................                      8,000                223,000
   LTV Corp. .................................................................                     23,600                 97,350
                                                                                                                      ----------
                                                                                                                         320,350
                                                                                                                      ----------
   PROCESS INDUSTRIES 6.7%
   Lancaster Colony Corp. ....................................................                     10,000                331,250
   Myers Industries Inc. .....................................................                     12,800                201,600
   RPM Inc. ..................................................................                     18,500                188,469
   Tuscarora Inc. ............................................................                     10,000                121,250
                                                                                                                      ----------
                                                                                                                         842,569
                                                                                                                      ----------
   PRODUCER MANUFACTURING 18.0%
   Baldor Electric Co. .......................................................                      8,200                148,625
(a)CIRCOR International Inc ..................................................                      5,250                 54,141
   Commercial Intertech Corp. ................................................                        100                  1,275
   Commonwealth Industries Inc. ..............................................                      6,500                 84,500
   Dana Corp. ................................................................                      8,000                239,500
   Diebold Inc. ..............................................................                      2,700                 63,450
   JLG Industries Inc. .......................................................                     34,000                541,875
   Kaydon Corp. ..............................................................                      5,300                142,106
   Patrick Industries Inc. ...................................................                      2,200                 20,350
   Superior Industries International Inc. ....................................                      6,600                176,963
   Teleflex Inc. .............................................................                      5,500                172,219
   Timken Co. ................................................................                     13,000                265,688
(a)Tower Automotive Inc. .....................................................                     11,500                177,531
   Watts Industries Inc., A ..................................................                     12,500                184,375
                                                                                                                      ----------
                                                                                                                       2,272,598
                                                                                                                      ----------
   RETAIL TRADE 2.9%
   Family Dollar Stores Inc. .................................................                      5,000                 81,563
   Rite Aid Corp. ............................................................                     15,000                167,813
   Schultz Sav-O Stores Inc. .................................................                      3,800                 48,450
   The TJX Companies Inc. ....................................................                      3,000                 61,305
                                                                                                                      ----------
                                                                                                                         359,131
                                                                                                                      ----------
   TECHNOLOGY SERVICES 2.7%
   Reynolds & Reynolds Co., A ................................................                     11,000                247,500
(a)Ultrak Inc. ...............................................................                     11,400                 88,350
                                                                                                                      ----------
                                                                                                                         335,850
                                                                                                                      ----------
   TRANSPORTATION 9.8%
   Air Express International Corp. ...........................................                      7,000                226,188
(a)Atlantic Coast Airlines Holdings Inc. .....................................                      8,600                204,250
   Canadian National Railway Co. (Canada) ....................................                      6,000                157,875
(a)Fritz Cos. Inc. ...........................................................                      4,500                 47,250
   Kenan Transport Co. .......................................................                      4,300                136,256
(a)Midwest Express Holdings ..................................................                      4,000                127,500
   Tidewater Inc. ............................................................                      9,300                334,800
                                                                                                                      ----------
                                                                                                                       1,234,119
                                                                                                                      ----------
 TOTAL LONG TERM INVESTMENTS (COST $12,108,952) ..............................                                        12,103,187
                                                                                                                      ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                                   PRINCIPAL
 FRANKLIN VALUE SECURITIES FUND                                                                     AMOUNT                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 3.3%

(b)Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $416,420) .........          $   416,420       $   416,420
                                                                                                                      -----------
   TOTAL INVESTMENTS (COST $12,525,372) 99.5% ............................................                             12,519,607
   OTHER ASSETS, LESS LIABILITIES .5% ....................................................                                 63,755
                                                                                                                      -----------
   NET ASSETS 100.0% .....................................................................                            $12,583,362
                                                                                                                      ===========


(a)Non-income producing.

(b)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisors, Inc.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999



                                                                                                  PRINCIPAL
 FRANKLIN ZERO COUPON FUND - 2000                                                                  AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AND AGENCY SECURITIES 93.5%

   FHLB, Strip, A-1, 2/25/01 ......................................................             $ 7,567,000         $ 7,037,938
   FHLMC, Strip, 5/15/00 ..........................................................              13,175,000          12,899,722
   FICO, Strip, 10/06/00 ..........................................................               6,200,000           5,910,950
   FICO, Strip, 1, 11/11/00 .......................................................               1,139,000           1,078,745
   FICO, Strip, 12, 12/06/00 ......................................................              17,390,000          16,390,145
   FICO, Strip, 15, 9/07/00 .......................................................                 148,000             141,864
   FICO, Strip, 17, 10/05/00 ......................................................               5,875,000           5,602,100
   FICO, Strip, D, 9/26/00 ........................................................               4,965,000           4,742,652
   FNMA, Strip, 2/12/00 ...........................................................                 500,000             496,950
   FNMA, Strip, 8/12/01 ...........................................................               3,000,000           2,706,030
   Tennessee Valley Authority, Strip, 7/15/00 .....................................               3,320,000           3,217,442
   Tennessee Valley Authority, Strip, 10/15/00 ....................................               2,500,000           2,383,105
   U.S. Treasury, Strip, 11/15/00 .................................................                  40,000              38,008
   U.S. Treasury, Strip, QO, 11/15/00 .............................................               1,110,375           1,052,434
   U.S. Treasury, Strip, QO, 2/15/01 ..............................................               2,778,750           2,588,850
                                                                                                                   ------------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $65,927,482) .................                                  66,286,935
                                                                                                                   ------------
   OTHER SECURITIES - AAA RATED 2.1%
   Interamerican Development Bank, Strip, 12/16/00 ................................                 220,000             207,337
   International Bank for Reconstruction and Development, 2/15/00 .................                 405,000             402,344
   International Bank for Reconstruction and Development, 8/15/00 .................                 945,000             910,722
                                                                                                                   ------------
   TOTAL OTHER SECURITIES - AAA RATED (COST $735,647) .............................                                   1,520,403
                                                                                                                   ------------
   TOTAL LONG TERM INVESTMENTS (COST $66,663,129) .................................                                  67,807,338
                                                                                                                   ------------
   (g)REPURCHASE AGREEMENT 4.6%
   Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $3,242,048) (COST $3,241,350) ................................               3,241,350           3,241,350
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                                   ------------
    TOTAL INVESTMENTS (COST $69,904,479) 100.2%  ..................................                                  71,048,688
    OTHER ASSETS, LESS LIABILITIES (.2%) ..........................................                                   (131,148)
                                                                                                                   ------------
    NET ASSETS 100.0% .............................................................                                $ 70,917,540
                                                                                                                   ============


(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                  PRINCIPAL
 FRANKLIN ZERO COUPON FUND - 2005                                                                  AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 91.5%

  FHLB, Strip, A-1, 8/25/02 .......................................................            $  1,000,000         $    841,475
  FHLB, Strip, A-1, 2/25/04 .......................................................               9,110,000            6,894,020
  FHLB, Strip, A-1P, 2/25/04 ......................................................                 800,000              605,402
  FICO, Strip, 3/26/05 ............................................................               5,000,000            3,456,690
  FICO, Strip, 10/06/05 ...........................................................              11,400,000            7,584,067
  FICO, Strip, 1, 5/11/05 .........................................................               3,500,000            2,397,371
  FICO, Strip, 1, 11/11/05 ........................................................                 829,000              547,930
  FICO, Strip, 19, 12/06/05 .......................................................              10,000,000            6,573,850
  FICO, Strip, D, 9/26/05 .........................................................               6,799,000            4,531,928
  FICO, Strip, E, 11/02/05 ........................................................               3,509,000            2,323,105
  FNMA, Strip, 2/12/06 ............................................................                 250,000              164,419
  FNMA, Strip, 1, 8/01/04 .........................................................                 450,000              330,910
  FNMA, Strip, 1, 2/01/05 .........................................................               6,000,000            4,245,402
  FNMA, Strip, 1, 2/12/05 .........................................................               1,000,000              706,088
  FNMA, Strip, 1, 8/12/05 .........................................................                 875,000              596,172
  FNMA, Strip, 1, 2/01/06 .........................................................               4,307,000            2,839,248
  FNMA, Strip, 1, 8/01/06 .........................................................                 530,000              337,299
  FNMA, Strip, 1, 2/01/08 .........................................................               1,730,000              987,112
  FNMA, Strip, 1, 2/12/08 .........................................................                 120,000               68,270
  REFCO, Strip, 1/15/06 ...........................................................               6,500,000            4,353,310
  REFCO, Strip, 4/15/06 ...........................................................               3,000,000            1,974,657
  Tennessee Valley Authority, Strip, 10/15/04 .....................................               6,200,000            4,461,966
  Tennessee Valley Authority, Strip, 4/15/05 ......................................               2,260,000            1,567,701
  Tennessee Valley Authority, Strip, 10/15/05 .....................................               1,000,000              669,683
  U.S. Treasury, Strip, 2/15/06 ...................................................               1,850,600            1,241,362
                                                                                                                    ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $57,673,563) ..................                                   60,299,437
                                                                                                                    ------------
  OTHER SECURITIES - AAA RATED 4.8%
  Exxon Capital Corp., 11/15/04 ...................................................               1,500,000            1,081,080
  International Bank for Reconstruction and Development, 2/15/07 ..................                 541,000              330,832
  International Bank for Reconstruction and Development, 8/15/07 ..................               2,500,000            1,474,158
  International Bank for Reconstruction and Development, 2, 2/15/07 ...............                 459,000              280,688
                                                                                                                    ------------
  TOTAL OTHER SECURITIES - AAA RATED (COST $3,166,996) ............................                                    3,166,758
                                                                                                                    ------------
  OTHER SECURITIES - A+ RATED 3.7%
  Diageo PLC, 1/06/04 (COST $2,474,763) ...........................................               3,250,000            2,451,670
                                                                                                                    ------------
  TOTAL LONG TERM INVESTMENTS (COST $63,315,322) ..................................                                   65,917,865
                                                                                                                    ------------
  (g)REPURCHASE AGREEMENT .3%
   Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $165,239) (COST $165,203) ....................................                 165,203              165,203
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                                     ------------
  TOTAL INVESTMENTS (COST $63,480,525) 100.3% .....................................                                    66,083,068
  OTHER ASSETS, LESS LIABILITIES (.3%) ............................................                                      (188,204)
                                                                                                                    -------------
  NET ASSETS 100.0% ...............................................................                                  $ 65,894,864
                                                                                                                    =============

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                  PRINCIPAL
 FRANKLIN ZERO COUPON FUND - 2010                                                                  AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 92.5%

  FICO, Strip, 3/26/10 ................................................................          $    860,000        $    406,243
  FICO, Strip, 1, 11/11/10 ............................................................            16,246,000           7,321,114
  FICO, Strip, 3, 5/30/10 .............................................................             2,000,000             931,392
  FICO, Strip, 4, 10/06/10 ............................................................             1,528,000             693,529
  FICO, Strip, 8, 8/03/10 .............................................................             3,021,000           1,388,657
  FICO, Strip, 12, 6/06/09 ............................................................             4,550,000           2,287,039
  FICO, Strip, 19, 6/06/10 ............................................................             9,800,000           4,558,235
  FICO, Strip, 19, 12/06/10 ...........................................................             2,080,000             932,570
  FICO, Strip, A, 8/08/10 .............................................................             7,000,000           3,214,456
  FICO, Strip, D, 9/26/10 .............................................................               860,000             391,162
  FICO, Strip, GEN, 10/06/10 ..........................................................             4,040,000           1,833,675
  FNMA, Strip, 8/12/09 ................................................................             1,975,000           1,005,553
  FNMA, Strip, 2/01/10 ................................................................             5,000,000           2,458,590
  FNMA, Strip, 8/01/10 ................................................................             8,250,000           3,907,720
  FNMA, Strip, 8/12/10 ................................................................             1,230,000             581,375
  REFCO, Strip, 10/15/10 ..............................................................            20,000,000           9,517,300
  Sallie Mae, zero cpn., 5/15/14 ......................................................             8,650,000           2,464,056
  Tennessee Valley Authority, Strip, 1/01/10 ..........................................               412,000             194,082
  Tennessee Valley Authority, Strip, 4/15/10 ..........................................            12,000,000           5,738,076
  Tennessee Valley Authority, Strip, 10/15/10 .........................................             1,320,000             608,201
  Tennessee Valley Authority, Strip, 4/15/11 ..........................................             9,525,000           4,229,795
  Tennessee Valley Authority, Strip, 10/15/11 .........................................             7,295,000           3,117,919
  U.S. Treasury, Strip, 11/15/10 ......................................................             6,920,000           3,335,758
                                                                                                                     ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $57,511,017) ......................                                61,116,497
                                                                                                                     ------------
  OTHER SECURITIES - AAA RATED 7.4%
  International Bank for Reconstruction and Development, 2/15/11 ......................            1 ,392,000             631,266
  International Bank for Reconstruction and Development, 2/15/12 ......................             2,800,000           1,174,345
  International Bank for Reconstruction and Development, 2/15/13 ......................             3,287,000           1,278,318
  International Bank for Reconstruction and Development, 8/15/13 ......................             4,100,000           1,533,072
  International Bank for Reconstruction and Development, Series 2, 2/15/11 ............               500,000             226,749
                                                                                                                     ------------
  TOTAL OTHER SECURITIES - AAA RATED (COST $4,681,264) ................................                                 4,843,750
                                                                                                                     ------------

  TOTAL LONG TERM INVESTMENTS (COST $62,192,281) ......................................                                65,960,247
                                                                                                                     ------------
  (g) REPURCHASE AGREEMENT .7%
    Joint Repurchase Agreement, 2.583%, 1/03/00,
      (Maturity Value $472,197) (COST $472,095) .......................................               472,095             472,095
     Banc of America Securities LLC
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America LLC
     Paribas Corp.
     Warburg Dillon Read LLC
      Collateralized by U.S. Treasury Bills and Notes
                                                                                                                     ------------
  TOTAL INVESTMENTS (COST $62,664,376) 100.6% .........................................                                66,432,342
  OTHER ASSETS, LESS LIABILITIES (.6%) ................................................                                 (383,000)
                                                                                                                     ------------
  NET ASSETS 100.0% ...................................................................                              $ 66,049,342
                                                                                                                     ============


(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999




  MUTUAL DISCOVERY SECURITIES FUND                                                    COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 83.4%
  AEROSPACE & MILITARY TECHNOLOGY .9%
(a)Finmeccanica SpA ............................................................       Italy            1,056,300      $  1,303,759
  Lockheed Martin Corp. ........................................................   United States           21,900           479,063
                                                                                                                       ------------
                                                                                                                          1,782,822
                                                                                                                       ------------
  APPLIANCES & HOUSEHOLD DURABLES .1%
  Maytag Corp. .................................................................   United States            3,400           163,200
                                                                                                                       ------------
  AUTOMOBILES 2.4%
(a)Consorcio G Grupo Dina SA de CV, L, ADR .....................................       Mexico             263,400            98,775
  Delphi Automotive Systems Corp. ..............................................   United States          170,458         2,684,714
  General Motors Corp. .........................................................   United States           11,100           806,831
(a)Lear Corp. ..................................................................   United States           30,500           976,000
(a)SPX Corp. ...................................................................   United States            3,400           274,763
                                                                                                                       ------------
                                                                                                                          4,841,083
                                                                                                                       ------------
  BANKING 1.4%
  Bank One Corp. ...............................................................   United States           27,800           891,338
  Banque Nationale de Paris ....................................................       France              12,285         1,132,896
  Chittenden Corp. .............................................................   United States              841            24,915
  Merita AS ....................................................................      Finland             145,200           855,150
                                                                                                                       ------------
                                                                                                                          2,904,299
                                                                                                                       ------------
  BEVERAGES & TOBACCO 3.1%
  Altadis SA, A ................................................................       Spain               54,207           774,931
(a)Buenos Aires Embotelladora SA, B ............................................     Argentina             89,474           402,689
(a)Buenos Aires Embotelladora SA, B, ADR .......................................     Argentina            101,409             9,128
  Coca-Cola West Japan Co. Ltd. ................................................       Japan               32,300         1,359,201
  Farmer Brothers Co. ..........................................................   United States            7,000         1,113,000
  Fraser and Neave Ltd. ........................................................     Singapore             53,900           199,030
  Gallaher Group PLC ...........................................................   United Kingdom         185,700           790,794
  Gallaher Group PLC, ADR ......................................................   United Kingdom           7,100           109,163
  Mikuni Coca-Cola Bottling Co. ................................................       Japan               46,300           811,049
  Swedish Match AB .............................................................       Sweden             216,300           755,333
                                                                                                                       ------------
                                                                                                                          6,324,318
                                                                                                                       ------------
  BROADCASTING & PUBLISHING 8.9%
(a)AMFM Inc. ...................................................................   United States           15,310         1,198,008
  Dun & Bradstreet Corp. .......................................................   United States           31,500           929,250
(a)MediaOne Group Inc. .........................................................   United States           30,600         2,350,463
(a)Modern Times Group AB .......................................................       Sweden             117,200         5,815,215
  NV Holdingsmig de Telegraaf ..................................................    Netherlands           106,078         2,349,457
  Publicis SA ..................................................................       France               1,900           717,306
  Scripps Co., A ...............................................................   United States           20,900           936,581
  Seat Pagine Gialle SpA, di Risp ..............................................       Italy              356,300           782,691
  Torstar Corp., B .............................................................       Canada              74,900           815,876
  True North Communications Inc. ...............................................   United States           32,400         1,447,875
  Washington Post Co., B .......................................................   United States            1,521           845,486
                                                                                                                       ------------
                                                                                                                         18,188,208
                                                                                                                       ------------
  BUSINESS & PUBLIC SERVICES 3.7%
  Deluxe Corp. .................................................................   United States            1,400            38,413
(a)Republic Services Inc., A ...................................................   United States           74,000         1,063,750
  Suez Lyonnaise des Eaux SA ...................................................       France              24,479         3,920,879
(a)Suez Lyonnaise des Eaux SA, strip ...........................................       France               8,300                84
  Vivendi ......................................................................       France              27,900         2,518,106
                                                                                                                       ------------
                                                                                                                          7,541,232
                                                                                                                       ------------
  CHEMICALS 2.7%
  Bayer AG, Br. ................................................................      Germany              21,700         1,031,149
(a)Bush Boake Allen Inc. .......................................................   United States           56,900         1,397,606

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

  MUTUAL DISCOVERY SECURITIES FUND                                                    COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  CHEMICALS (CONT.)
  ChemFirst Inc. ...............................................................   United States           31,800      $    695,625
  CK Witco Corp. ...............................................................   United States           49,948           668,055
  Laporte PLC ..................................................................   United Kingdom          51,700           455,363
  Union Carbide Corp. ..........................................................   United States           18,200         1,214,850
                                                                                                                       ------------
                                                                                                                          5,462,648
                                                                                                                       ------------
  CONSTRUCTION & HOUSING 1.0%
  Groupe GTM ...................................................................       France              15,200         1,476,694
  Grupo Ferrovial SA ...........................................................       Spain               32,800           475,506
                                                                                                                       ------------
                                                                                                                          1,952,200
                                                                                                                       ------------
  DATA PROCESSING & REPRODUCTION .8%
  Compaq Computer Corp. ........................................................   United States           24,200           654,913
(a)NCR Corp. ...................................................................   United States           12,000           454,500
(a)Network Associates Inc. .....................................................   United States           21,400           571,113
                                                                                                                       ------------
                                                                                                                          1,680,526
                                                                                                                       ------------
  ELECTRICAL & ELECTRONICS 1.2%
  Racal Electronics PLC ........................................................   United Kingdom         239,680         2,174,965
(a)Thomson Multimedia ..........................................................       France               4,870           262,302
                                                                                                                       ------------
                                                                                                                          2,437,267
                                                                                                                       ------------
(a)ELECTRONIC COMPONENTS & INSTRUMENTS .4%
  General Instrument Corp. .....................................................   United States           10,200           867,000
                                                                                                                        -----------
(a)ENERGY EQUIPMENT & SERVICES .7%
  Cooper Cameron Corp. .........................................................   United States           14,900           729,169
  Weatherford International Inc. ...............................................   United States           16,100           642,994
                                                                                                                        -----------
                                                                                                                          1,372,163
                                                                                                                        -----------
  ENERGY SOURCES 3.6%
(a)Abraxas Petroleum Corp. .....................................................   United States           10,135             9,502
  Atlantic Richfield Co. .......................................................   United States           18,800         1,626,200
  Burlington Resources Inc. ....................................................   United States           29,500           975,344
(a)Gulf Canada Resources Ltd. ..................................................       Canada             155,300           524,138
(a)Gulf Canada Resources Ltd., fgn .............................................       Canada             125,500           412,286
  Total Fina SA, B .............................................................       France              22,097         2,947,601
  Total Fina SA, B, ADR ........................................................       France              10,770           745,823
                                                                                                                       ------------
                                                                                                                          7,240,894
                                                                                                                       ------------
  FINANCIAL SERVICES 2.7%
  Bear Stearns Co. Inc. ........................................................   United States           20,612           881,163
  Greenpoint Financial Corp. ...................................................   United States           29,264           696,849
  Household International Inc. .................................................   United States           17,700           659,325
  Investors Group Inc. .........................................................       Canada              57,100           813,514
  Irish Life & Permanent PLC ...................................................   Irish Republic          54,600           525,025
  Lehman Brothers Holdings Inc. ................................................   United States            5,300           448,844
  Metris Cos. Inc. .............................................................   United States           20,500           731,594
(a)MFN Financial Corp. .........................................................   United States           20,281           131,827
  Morgan Stanley, Dean Witter & Co. ............................................   United States            1,300           185,575
  Power Corp. of Canada ........................................................       Canada              15,600           267,031
  Power Financial Corp. ........................................................       Canada              10,900           180,925
                                                                                                                       ------------
                                                                                                                          5,521,672
                                                                                                                       ------------
  FOOD & HOUSEHOLD PRODUCTS 2.7%
  Associated British Foods PLC .................................................   United Kingdom          87,200           480,201
  Earthgrains Company ..........................................................   United States           92,900         1,498,013
(a)Fine Host Corp. .............................................................   United States           49,920           494,208
  Flowers Industries Inc. ......................................................   United States            9,800           156,188
  Kikkoman Corp. ...............................................................       Japan              154,500         1,026,623

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

  MUTUAL DISCOVERY SECURITIES FUND                                                    COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FOOD & HOUSEHOLD PRODUCTS (CONT.)
(a)Pactiv Corp. ................................................................   United States           67,200      $    714,000
  U.S. Industries Inc. .........................................................   United States           81,100         1,135,400
                                                                                                                       ------------
                                                                                                                          5,504,633
                                                                                                                       ------------
  HEALTH & PERSONAL CARE 4.1%
  American Home Products Corp. .................................................   United States            1,500            59,156
  Aventis SA ...................................................................       France             112,500         6,535,035
  Banyu Pharmaceutical Co. Ltd. ................................................       Japan               22,000           341,244
  Ono Pharmaceutical Co. Ltd. ..................................................       Japan               19,700           528,238
  Sankyo Co. Ltd. ..............................................................       Japan               35,700           733,669
  Ventas Inc. ..................................................................   United States           50,300           210,631
                                                                                                                       ------------
                                                                                                                          8,407,973
                                                                                                                       ------------
  INDUSTRIAL COMPONENTS .9%
  Mannesmann AG ................................................................      Germany               4,420         1,069,735
(a)Owens-Illinois Inc. .........................................................   United States           29,500           739,344
                                                                                                                       ------------
                                                                                                                          1,809,079
                                                                                                                       ------------
  INSURANCE 2.9%
  Allmerica Financial Corp. ....................................................   United States           19,900         1,106,938
  AON Corp. ....................................................................   United States           19,900           796,000
  Horace Mann Educators Corp. ..................................................   United States           34,600           679,025
  Lincoln National Corp. .......................................................   United States            8,500           340,000
  MBIA Inc. ....................................................................   United States           14,900           786,906
  Old Republic International Corp. .............................................   United States           56,400           768,450
  Radian Group Inc. ............................................................   United States            9,733           464,751
  ReliaStar Financial Corp. ....................................................   United States            9,700           380,119
  W. R. Berkley Corp. ..........................................................   United States           25,800           538,575
                                                                                                                       ------------
                                                                                                                          5,860,764
                                                                                                                       ------------
  LEISURE & TOURISM .3%
  Hilton Hotels Corp. ..........................................................   United States           56,231           541,223
                                                                                                                       ------------
  MACHINERY & ENGINEERING 4.4%
  FKI PLC ......................................................................   United Kingdom         175,484           691,987
  IMI PLC ......................................................................   United Kingdom         290,454         1,316,682
  Invensys PLC .................................................................   United Kingdom         685,908         3,691,313
  NACCO Industries Inc., A .....................................................   United States           17,000           944,563
(a)Sulzer AG ...................................................................    Switzerland             1,350           877,394
  United Dominion Industries Ltd. ..............................................       Canada              72,800         1,451,450
                                                                                                                       ------------
                                                                                                                          8,973,389
                                                                                                                       ------------
  MERCHANDISING 2.3%
(a)Borders Group Inc. ..........................................................   United States           17,900           287,519
(a)Boyds Collection Ltd. .......................................................   United States           59,600           413,475
(a)Federated Department Stores Inc. ............................................   United States           13,600           687,650
  May Department Stores Co. ....................................................   United States            3,400           109,650
(a)Saks Inc. ...................................................................   United States           62,800           977,325
  Sears, Roebuck & Co. .........................................................   United States            2,800            85,225
  Sonae SGPS SA ................................................................      Portugal             39,704         2,094,523
                                                                                                                       ------------
                                                                                                                          4,655,367
                                                                                                                       ------------
  MULTI-INDUSTRY 27.1%
(a)Alleghany Corp. .............................................................   United States            2,460           456,330
(a)Berkshire-Hathaway Inc., A ..................................................   United States               24         1,346,400
(a)Brierley Investments Ltd. ...................................................    New Zealand         3,363,754           703,023
  Cir Cie Industriali Riunite SpA Torino .......................................       Italy              955,600         2,517,674
  Cir Cie Industriali Riunite SpA Torino, di Risp ..............................       Italy              132,400           299,909
  Compagnie Financiere Richemont AG, A, Br .....................................    Switzerland             1,392         3,321,570
  Compagnie Generale D'Industrie et de Participation ...........................       France              78,791         5,155,960

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  MUTUAL DISCOVERY SECURITIES FUND                                                    COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MULTI-INDUSTRY (CONT.)
  Corporacion Financiera Alba SA ...............................................       Spain              147,636      $  5,047,537
  Imasco Ltd. ..................................................................       Canada              63,000         1,740,681
  Investor AB, A ...............................................................       Sweden             149,000         2,119,812
  Investor AB, B ...............................................................       Sweden             417,776         5,894,547
  Invik & Co. AB, B ............................................................       Sweden              24,256         2,880,489
  Kansas City Southern Industries Inc. .........................................   United States           25,600         1,910,400
  Kinnevik AB, B ...............................................................       Sweden              79,587         2,470,425
  Lagardere SCA ................................................................       France             154,534         8,401,124
(a)Pacific Century Regional Developments Ltd. ..................................     Singapore            157,600         2,261,567
  Pargesa Holdings SA, Br ......................................................    Switzerland               972         1,586,939
(a)Thermo Electron Corp. .......................................................   United States          115,100         1,726,500
  Trelleborg AB, B .............................................................       Sweden             119,141         1,071,639
  TRW Inc. .....................................................................   United States           36,900         1,916,494
  Williams PLC .................................................................   United Kingdom         494,600         2,262,097
                                                                                                                       ------------
                                                                                                                         55,091,117
                                                                                                                       ------------
  REAL ESTATE .1%
  Castellum AB .................................................................       Sweden               7,700            75,144
(a,d)Security Capital European Realty ..........................................   United States           13,770           198,391
                                                                                                                       ------------
                                                                                                                            273,535
                                                                                                                       ------------
  TELECOMMUNICATIONS 2.0%
  Portugal Telecom SA ..........................................................      Portugal             93,900         1,029,468
  Telephone & Data Systems Inc. ................................................   United States           20,000         2,520,000
  U.S. West Inc. ...............................................................   United States            6,700           482,400
                                                                                                                       ------------
                                                                                                                          4,031,868
                                                                                                                       ------------
  TRANSPORTATION 2.1%
  Burlington Northern Santa Fe Corp. ...........................................   United States           20,800           504,400
  Florida East Coast Industries Inc. ...........................................   United States           25,000         1,043,750
  Railtrack Group PLC ..........................................................   United Kingdom         164,432         2,697,262
                                                                                                                       ------------
                                                                                                                          4,245,412
                                                                                                                       ------------
  UTILITIES ELECTRICAL & GAS .9%
(a)Citizens Utilities Co., B ...................................................   United States           60,212           854,258
(a)MidAmerican Energy Holding Co. ..............................................   United States            4,400           148,225
  Veba AG ......................................................................      Germany              18,200           888,654
                                                                                                                       ------------
                                                                                                                          1,891,137
                                                                                                                       ------------
  TOTAL COMMON STOCKS (COST $138,344,700) ......................................                                        169,565,029
                                                                                                                       ------------

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT*
                                                                                                     ----------------
  CORPORATE BONDS AND NOTES 1.9%
  Abraxas Petroleum Corp., Series A, 11.50%, 11/01/04 ..........................   United States     $    119,000           108,885
  Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ........................       Mexico           2,150,000         1,053,500
  Eurotunnel Finance Ltd., Equity Note, 12/31/03 ...............................   United Kingdom         138,008 GBP        95,906
  Eurotunnel PLC:
     12/31/18, Tier 2 ..........................................................   United Kingdom         456,578 GBP       512,826
     12/31/25, Tier 3 ..........................................................   United Kingdom         403,000 GBP       367,980
     12/31/50, Resettable Advance R5 ...........................................   United Kingdom         172,449 GBP        93,362
     Stabilization Advance S8, Tier 1 ..........................................   United Kingdom          94,726 GBP        36,740
     Stabilization Advance S8, Tier 2 ..........................................   United Kingdom          85,062 GBP        27,494
  Eurotunnel SA:
     5.28%, 7/07/02, Tier 2 (Pibor) ............................................       France              18,558 EUR        12,892
     6.32%, 12/31/18, Tier 2 (Libor) ...........................................       France             103,401 EUR        71,828
     Stabilization Advance S6 Tier 1 (Pibor) ...................................       France              25,555 EUR         6,175
     Stabilization Advance S7 Tier 1 (Libor) ...................................       France              40,913 EUR         9,885
     Stabilization Advance S6 Tier 2 ...........................................       France              51,968 EUR        10,464

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                         PRINCIPAL
  MUTUAL DISCOVERY SECURITIES FUND                                                    COUNTRY             AMOUNT*          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES (CONT.)
  MFN Financial Corp.:
     Series A, 10.00%, 3/23/01 .................................................   United States     $     83,479      $     80,557
     Series B, FRN, 10.676%, 3/23/01 ...........................................   United States          143,476           139,172
  Rite Aid Corp.:
     7.125%, 1/15/07 ...........................................................   United States           80,000            59,200
     144A, 6.125%, 12/15/08 ....................................................   United States           20,000            14,200
     6.875%, 8/15/13 ...........................................................   United States           25,000            16,750
  Security Capital US Realty, cvt., 144A, 2.00%, 5/22/03 .......................   United States          190,000           141,194
  Southwest Royalties Inc., B, 10.50%, 10/15/04 ................................   United States          695,000           371,825
  TFM SA de CV:
     10.25%, 6/15/07 ...........................................................       Mexico             250,000           237,500
     senior disc. note, zero cpn ...............................................       Mexico             380,000           244,150
  Tribasa Toll Road Trust I, 144A, 10.50%, 12/01/11 ............................       Mexico             180,264            72,105
                                                                                                                       ------------
  TOTAL CORPORATE BONDS AND NOTES (COST $3,946,687) ............................                                          3,784,590
                                                                                                                       ------------
(a)BONDS AND NOTES IN REORGANIZATION 2.5%
  Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ..........................   United States           20,000             7,600
  Altos Hornos de Mexico SA:
     cvt., 5.50%, 12/15/01 .....................................................       Mexico              10,000             3,400
     Series A, 11.375%, 4/30/02 ................................................       Mexico              40,000            15,800
     Series B, 11.875%, 4/15/04 ................................................       Mexico              25,000             9,875
     Tranche A, Term Loan ......................................................   United States           47,468            19,936
  Brunos Inc.:
     Revolver ..................................................................   United States          107,300            63,307
     Tranche A, Term Loan ......................................................   United States          190,600           112,454
     Tranche B, Term Loan ......................................................   United States          114,500            67,555
  Buenos Aires Embotelladora SA:
     Series B, 12.00%, 8/03/05 .................................................     Argentina             17,000            16,575
     144A, 12.00%, 9/01/05 .....................................................     Argentina            273,000           266,175
  Crown Leasing, Bank Claim ....................................................       Japan           41,502,615 JPY        28,106
  Decision One Corp.:
     Revolver ..................................................................   United States           22,239             9,952
     Tranche A, Term Loan ......................................................   United States          273,512           122,397
     Tranche B, Term Loan ......................................................   United States           47,200            21,122
  Dow Corning Corp., 9.375%, 2/01/08 ...........................................   United States          300,000           432,000
  Harnischfeger Industries Inc.:
     8.90%, 3/01/22 ............................................................   United States          150,000            57,000
     8.70%, 6/15/22 ............................................................   United States          107,000            40,660
     7.25%, 12/15/25 ...........................................................   United States          280,000           106,400
     6.875%, 2/15/27 ...........................................................   United States          144,000            54,720
  Koninklijke Ned Vlieg Fokker NV, Trade Claim .................................    Netherlands           431,091 EUR       125,860
  Loewen Group Inc., Series 5, 6.10%, 10/01/02 .................................       Canada             175,000 CAD        58,095
  Loewen Group International Inc.:
     144A, 6.70%, 10/01/99 .....................................................       Canada             380,000           186,200
     Revolver ..................................................................   United States           71,983            38,151
     Series 3, 7.50%, 4/15/01 ..................................................       Canada             105,000            51,450
     Series 3, 7.75%, 10/15/01 .................................................       Canada              20,000             9,800
     Series 2, 8.25%, 4/15/03 ..................................................       Canada              75,000            36,750
     Series 6, 7.20%, 6/01/03 ..................................................       Canada             678,000           339,000
     Series 4, 8.25%, 10/15/03 .................................................       Canada             265,000           129,850
     Series 7, 7.60%, 6/01/08 ..................................................       Canada             470,000           235,000
  Mariner Post-acute Network Inc.:
     Revolver ..................................................................   United States           38,000            12,159
     Tranche A, Term Loan ......................................................   United States           55,713            17,827
     Tranche B, Term Loan ......................................................   United States           44,168            14,133
     Tranche C, Term Loan ......................................................   United States           20,693             6,621
  Nippon Credit Bank Ltd., Bank Claim ..........................................       Japan           21,126,309 JPY        33,034
  Nippon Total Finance, Bank Claim .............................................       Japan           21,418,136 JPY        12,469
  Paging Network Inc., Revolver A ..............................................   United States          297,000           252,450

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                         PRINCIPAL
  MUTUAL DISCOVERY SECURITIES FUND                                                    COUNTRY             AMOUNT*          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  BONDS AND NOTES IN REORGANIZATION (CONT.)
  Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ......................   United States     $     10,000      $      3,800
  United Companies Financial Corp., Revolver ...................................   United States        1,040,400           832,320
  Vencor Inc.:
     Revolver ..................................................................   United States          124,422            81,497
     Term Loan A ...............................................................   United States          509,708           333,858
     Term Loan B ...............................................................   United States          309,464           202,699
     Tranche A, Term Loan, 3/07/00 .............................................   United States           73,341            72,607
     Tranche B, Term Loan, 3/07/00 .............................................   United States           25,000            24,750
  Vencor Operating Inc., 9.875%, 5/01/05 .......................................   United States          675,000           140,063
  Ventas Inc.:
     Tranche A, Bridge Loan ....................................................   United States          107,409            97,205
     Tranche B, Revolver .......................................................   United States          100,542            90,990
     Tranche C, Term Loan A ....................................................   United States          104,918            94,950
     Tranche D, Term Loan B ....................................................   United States           74,025            68,472
                                                                                                                       ------------
  TOTAL BONDS AND NOTES IN REORGANIZATION (COST $5,359,543) ....................                                          5,057,094
                                                                                                                       ------------
  SHORT TERM INVESTMENTS 9.5%
  Fannie Mae, 5.43% to 5.61%, with maturities to 5/25/00 .......................   United States       10,500,000        10,327,100
  Federal Home Loan Bank, 1.28% to 5.51%, with maturities to 3/15/00 ...........   United States        6,500,000         6,477,920
  Federal Home Loan Mortgage Corp., 5.19% to 5.20%, with maturities to 2/10/00 .   United States        2,500,000         2,489,117
                                                                                                                       ------------
  TOTAL SHORT TERM INVESTMENTS (COST $19,287,169) ..............................                                         19,294,137
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $166,938,099) 97.3% ..................................                                        197,700,850
  SECURITIES SOLD SHORT (2.5%) .................................................                                         (5,113,253)
  NET EQUITY IN FORWARD CONTRACTS .8% ..........................................                                          1,639,069
  OTHER ASSETS, LESS LIABILITIES 4.4% ..........................................                                          8,963,120
                                                                                                                       ------------
  TOTAL NET ASSETS 100.0% ......................................................                                       $203,189,786
                                                                                                                       ============

(j)SECURITIES SOLD SHORT
  ISSUER                                                                              COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)Clear Channel Communications Inc. ...........................................   United States           14,411      $  1,286,182
  Dow Chemical Co. .............................................................   United States            9,651         1,289,615
(a)DST Systems Inc. ............................................................   United States            5,700           434,981
  Motorola Inc. ................................................................   United States            5,900           868,775
  BP Amoco PLC, ADR ............................................................   United Kingdom          20,800         1,233,700
                                                                                                                       ------------
  TOTAL SECURITIES SOLD SHORT (PROCEEDS $4,261,538) ............................                                       $  5,113,253
                                                                                                                       ============

(k)CONTRACTS FOR DIFFERENCES                                                                               VALUE AT      UNREALIZED
  ISSUER                                                                     COUNTRY          SHARES      12/31/1999     GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
  BP Amoco PLC, cfd., 5.18 ...........................................    United Kingdom      12,800       $128,978       $(21,852)
  BP Amoco PLC, cfd., 5.47 ...........................................    United Kingdom       5,000         50,382         (6,161)
  BP Amoco PLC, cfd., 5.565 ..........................................    United Kingdom       3,900         39,298         (4,223)
  BP Amoco PLC, cfd., 5.65 ...........................................    United Kingdom       9,600         96,734         (9,082)
  BP Amoco PLC, cfd., 5.71 ...........................................    United Kingdom       2,000         20,153         (1,697)
  BP Amoco PLC, cfd., 6.23317 ........................................    United Kingdom      13,800        139,055            (40)
  BP Amoco PLC, cfd., 6.24797 ........................................    United Kingdom       6,500         65,497            137
                                                                                                           -----------------------
  TOTAL CONTRACTS FOR DIFFERENCES ....................................                                     $540,097       $(42,918)
                                                                                                           =======================




See glossary of currency abbreviations on page 165.


*Securities traded in U.S. dollars unless otherwise indicated.

(a)Non-income producing.

(d)See Note 8 regarding restricted securities.

(j)See Note 1(f) regarding securities sold short.

(k)See Note 1(d) regarding contract for differences.





                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999




  MUTUAL SHARES SECURITIES FUND                                                       COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 80.4%
    AEROSPACE & MILITARY TECHNOLOGY 1.5%
    B.F. Goodrich Co. ...........................................................   United States          234,828      $  6,457,770
(a) Hexcel Corp. ................................................................   United States           42,000           233,625
                                                                                                                       ------------
                                                                                                                          6,691,395
                                                                                                                       ------------
    APPLIANCES & HOUSEHOLD DURABLES .1%
    Maytag Corp. ................................................................   United States            8,200           393,600
                                                                                                                        ------------
    AUTOMOBILES 4.9%
    Borg-Warner Automotive Inc. .................................................   United States           38,800         1,571,400
(a) Consorcio G Grupo Dina SA de CV, L, ADR .....................................       Mexico             644,100           241,538
    Delphi Automotive Systems Corp. .............................................   United States          442,357         6,967,123
    General Motors Corp. ........................................................   United States          101,900         7,406,856
(a) Lear Corp. ..................................................................   United States          170,700         5,462,400
(a) SPX Corp. ...................................................................   United States            7,700           622,256
                                                                                                                        ------------
                                                                                                                          22,271,573
                                                                                                                        ------------
    BANKING 4.3%
    Bank One Corp. ..............................................................   United States          189,800         6,085,463
    Banknorth Group Inc. ........................................................   United States           11,400           304,950
    Chase Manhattan Corp. .......................................................   United States           55,600         4,319,425
    National City Corp. .........................................................   United States           90,789         2,150,564
    Peoples Heritage Financial Group Inc. .......................................   United States          147,150         2,216,447
    Sovereign Bancorp Inc. ......................................................   United States          243,000         1,811,109
    U.S. Bancorp ................................................................   United States          102,124         2,431,828
                                                                                                                        ------------
                                                                                                                          19,319,786
                                                                                                                        ------------
    BEVERAGES & TOBACCO 2.0%
    Brown-Forman Corp., B .......................................................   United States           14,000           801,500
    Gallaher Group PLC ..........................................................   United Kingdom         396,700         1,689,326
    Gallaher Group PLC, ADR .....................................................   United Kingdom          18,200           279,825
    Pepsi Bottling Group Inc. ...................................................   United States          213,300         3,532,781
    UST Inc. ....................................................................   United States          111,000         2,795,813
                                                                                                                        ------------
                                                                                                                           9,099,245
                                                                                                                        ------------
    BROADCASTING & PUBLISHING 9.2%
(a) AT&T Corp. - Liberty Media Group, A .........................................   United States           78,648         4,463,274
    Central Newspapers Inc., A ..................................................   United States           70,200         2,764,125
    Dow Jones & Co. Inc. ........................................................   United States           47,500         3,230,000
    Dun & Bradstreet Corp. ......................................................   United States           61,500         1,814,250
    Media General Inc., A .......................................................   United States           73,000         3,796,000
(a) MediaOne Group Inc. .........................................................   United States          142,700        10,961,144
    Meredith Corp. ..............................................................   United States           58,359         2,432,841
    Scripps Co., A ..............................................................   United States          124,100         5,561,231
    Washington Post Co., B ......................................................   United States           12,413         6,900,076
                                                                                                                        ------------
                                                                                                                          41,922,941
                                                                                                                        ------------
    BUILDING MATERIALS & COMPONENTS 1.4%
(a) American Standard Cos. Inc. .................................................   United States           87,400         4,009,475
    Armstrong World Industries Inc. .............................................   United States           69,900         2,332,913
                                                                                                                        ------------
                                                                                                                           6,342,388
                                                                                                                        ------------
    BUSINESS & PUBLIC SERVICES 3.0%
    Deluxe Corp. ................................................................   United States            3,400            93,288
    National Service Industries Inc. ............................................   United States           28,300           834,850
(a) Republic Services Inc., A ..................................................   United States          241,500         3,471,563
    Suez Lyonnaise des Eaux SA ..................................................       France              35,549         5,693,996
    Vivendi .....................................................................       France              42,750         3,858,389
                                                                                                                        ------------
                                                                                                                          13,952,086
                                                                                                                        ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

  MUTUAL SHARES SECURITIES FUND                                                       COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   CHEMICALS 1.3%
(a)Cytec Industries Inc. .......................................................   United States          125,900      $  2,911,438
   Union Carbide Corp. .........................................................   United States           43,750         2,920,313
                                                                                                                       ------------
                                                                                                                          5,831,751
                                                                                                                       ------------
   DATA PROCESSING & REPRODUCTION .5%
   Compaq Computer Corp. .......................................................   United States           56,200         1,520,913
(a)NCR Corp. ...................................................................   United States           19,800           749,925
                                                                                                                       ------------
                                                                                                                          2,270,838
                                                                                                                       ------------
   ELECTRONIC COMPONENTS & INSTRUMENTS .6%
(a)General Instrument Corp. ....................................................   United States           25,650         2,180,250
   Thomas & Betts Corp. ........................................................   United States           18,500           589,688
                                                                                                                       ------------
                                                                                                                          2,769,938
                                                                                                                       ------------
(a)ENERGY EQUIPMENT & SERVICES .6%
   Cooper Cameron Corp. ........................................................   United States           25,100         1,228,331
   Weatherford International Inc................................................   United States           39,150         1,563,553
                                                                                                                       ------------
                                                                                                                          2,791,884
                                                                                                                       ------------
   ENERGY SOURCES 2.2%
(a)Abraxas Petroleum Corp. .....................................................   United States           24,741            23,195
   Atlantic Richfield Co. ......................................................   United States           39,700         3,434,050
   Burlington Resources Inc. ...................................................   United States           77,700         2,568,956
   Total Fina SA, B ............................................................       France              28,724         3,831,602
                                                                                                                       ------------
                                                                                                                          9,857,803
                                                                                                                       ------------
   FINANCIAL SERVICES 9.1%
   Bear Stearns Co. Inc. .......................................................   United States          171,753         7,342,441
   CIT Group Inc., A ...........................................................   United States          235,470         4,974,304
   Dime Bancorp Inc. ...........................................................   United States           74,300         1,123,788
   Finova Group Inc. ...........................................................   United States          148,600         5,275,300
   Greenpoint Financial Corp. ..................................................   United States          155,730         3,708,321
   Household International Inc. ................................................   United States          115,630         4,307,218
   Lehman Brothers Holdings Inc. ...............................................   United States           38,700         3,277,406
(a)MFN Financial Corp. ........................................................   United States           39,778           258,557
   Morgan Stanley, Dean Witter & Co. ...........................................   United States            6,600           942,150
   PMI Group Inc. ..............................................................   United States           50,450         2,462,591
   Power Corp. of Canada .......................................................       Canada              35,900           614,513
   Power Financial Corp. .......................................................       Canada              24,800           411,647
   United Asset Management Corp. ...............................................   United States          362,000         6,719,625
                                                                                                                       ------------
                                                                                                                         41,417,861
                                                                                                                       ------------
   FOOD & HOUSEHOLD PRODUCTS 2.1%
(a)Fine Host Corp. .............................................................   United States          139,062         1,376,714
(a)Pactiv Corp. ................................................................   United States          157,300         1,671,313
   U.S. Industries Inc. ........................................................   United States          265,700         3,719,800
   Van Melle NV ................................................................    Netherlands            45,490         2,610,420
                                                                                                                       ------------
                                                                                                                          9,378,247
                                                                                                                       ------------
   FOREST PRODUCTS & PAPER 1.1%
   Rayonier Inc. ...............................................................   United States           75,100         3,628,269
   St. Joe Co. .................................................................   United States           55,400         1,346,913
                                                                                                                       ------------
                                                                                                                          4,975,182
                                                                                                                       ------------
   HEALTH & PERSONAL CARE 2.6%
   American Home Products Corp. ................................................   United States            3,400           134,088
   Aventis SA ..................................................................       France             112,800         6,552,461
(a)Foundation Health Systems, A ................................................   United States           73,700           732,394
(a)PacifiCare Health Systems Inc. ..............................................   United States           16,400           869,200


134
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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

  MUTUAL SHARES SECURITIES FUND                                                       COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH & PERSONAL CARE (CONT.)
   Sankyo Co. Ltd. .............................................................       Japan               26,600      $    546,656
(a)Tenet Healthcare Corp. ......................................................   United States          110,500         2,596,750
   Ventas Inc. .................................................................   United States           83,500           349,656
                                                                                                                       ------------
                                                                                                                         11,781,205
                                                                                                                       ------------
(a)INDUSTRIAL COMPONENTS .6%
   Owens-Illinois Inc. .........................................................   United States          110,610         2,772,163
                                                                                                                       ------------
   INSURANCE 3.7%
   Allmerica Financial Corp. ...................................................   United States           67,600         3,760,250
   AON Corp. ...................................................................   United States           50,500         2,020,000
   Lincoln National Corp. ......................................................   United States           25,100         1,004,000
   MBIA Inc. ...................................................................   United States           72,400         3,823,625
   Old Republic International Corp. ............................................   United States          254,800         3,471,650
   ReliaStar Financial Corp. ...................................................   United States           22,300           873,881
   White Mountain Insurance Group Inc. .........................................   United States           15,600         1,879,800
                                                                                                                       ------------
                                                                                                                         16,833,206
                                                                                                                       ------------
   LEISURE & TOURISM 3.1%
   Galileo International Inc. ..................................................   United States           81,500         2,439,906
   Hilton Hotels Corp. .........................................................   United States          227,981         2,194,317
(a)Park Place Entertainment Corp. ..............................................   United States          277,200         3,465,000
   Starwood Hotels & Resorts Worldwide Inc. ....................................   United States          248,700         5,844,450
                                                                                                                       ------------
                                                                                                                         13,943,673
                                                                                                                       ------------
   MACHINERY & ENGINEERING .9%
   Invensys PLC ................................................................   United Kingdom         725,652         3,905,201
                                                                                                                       ------------
   MERCHANDISING 3.9%
(a)Federated Department Stores Inc. ............................................   United States          121,200         6,128,175
   J.C. Penney Co. Inc. ........................................................   United States          101,500         2,023,656
   May Department Stores Co. ...................................................   United States           38,100         1,228,725
(a)Payless Shoesource Inc. .....................................................   United States           68,100         3,200,700
(a)Saks Inc. ...................................................................   United States          182,300         2,837,044
   Sears, Roebuck & Co. ........................................................   United States           75,000         2,282,813
                                                                                                                       ------------
                                                                                                                         17,701,113
                                                                                                                       ------------
   MULTI-INDUSTRY 12.7%
(a)Alleghany Corp. .............................................................   United States           15,658         2,904,559
(a)Berkshire-Hathaway Inc., A ..................................................   United States               57         3,197,700
(a)Berkshire Hathaway Inc., B ..................................................   United States               22            40,260
   Compagnie Financiere Richemont AG, Br., A ...................................    Switzerland             1,301         3,104,427
   Compagnie Generale D'Industrie et de Participation ..........................       France              56,353         3,687,652
   Corporacion Financiera Alba SA ..............................................       Spain              132,400         4,526,632
   Investor AB, A ..............................................................       Sweden             658,360         9,366,439
   Investor AB, B ..............................................................       Sweden             636,600         8,982,011
   Kansas City Southern Industries Inc. ........................................   United States           85,200         6,358,050
   Kinnevik AB, B ..............................................................       Sweden              10,200           316,614
   Lagardere SCA ...............................................................       France             123,287         6,702,404
(a)Thermo Electron Corp. .......................................................   United States          227,300         3,409,500
   TRW Inc. ....................................................................   United States           77,000         3,999,188
   Williams PLC ................................................................   United Kingdom         209,200           956,795
                                                                                                                       ------------
                                                                                                                         57,552,231
                                                                                                                       ------------
(a)REAL ESTATE .4%
   Alexander's Inc. ............................................................   United States            8,000           632,000
   Cadillac Fairview Corp. .....................................................       Canada              43,000           990,317
(d)Security Capital European Realty ............................................   United States           27,030           389,435
                                                                                                                       ------------
                                                                                                                          2,011,752
                                                                                                                       ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

  MUTUAL SHARES SECURITIES FUND                                                       COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TELECOMMUNICATIONS 4.7%
  BCE Inc. .....................................................................       Canada              33,150      $  3,006,863
(a)General Motors Corp., H .....................................................   United States           10,000           960,000
  Telephone & Data Systems Inc. ................................................   United States          114,300        14,401,800
  U.S. West Inc. ...............................................................   United States           28,400         2,044,800
(a)United States Cellular Corp. ................................................   United States            8,300           837,781
                                                                                                                       ------------
                                                                                                                         21,251,244
                                                                                                                       ------------
  TEXTILES & APPAREL .4%
  Liz Claiborne Inc. ...........................................................   United States           45,600         1,715,700
                                                                                                                       ------------
  TRANSPORTATION 2.2%
  Burlington Northern Santa Fe Corp. ...........................................   United States           56,900         1,379,825
  Florida East Coast Industries Inc. ...........................................   United States          110,500         4,613,375
  Railtrack Group PLC ..........................................................   United Kingdom         247,752         4,064,002
                                                                                                                       ------------
                                                                                                                         10,057,202
                                                                                                                       ------------
  UTILITIES ELECTRICAL & GAS 1.3%
(a)MidAmerican Energy Holding Co. ..............................................   United States          132,900         4,477,069
  Veba AG ......................................................................      Germany              35,600         1,738,246
                                                                                                                       ------------
                                                                                                                          6,215,315
                                                                                                                       ------------
  TOTAL COMMON STOCKS (COST $316,390,924) ......................................                                        365,026,523
                                                                                                                       ------------

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT*
                                                                                                     ----------------
  CORPORATE BONDS AND NOTES 2.5%
  Abraxas Petroleum Corp., Series A, 11.50%, 11/01/04 ..........................   United States     $    290,500           265,808
  Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ........................       Mexico           4,392,000         2,152,080
  Dictaphone Corp., Revolver ...................................................   United States          305,800           287,452
  Eurotunnel Finance Ltd.:
     Equity Note 12/31/03 ......................................................   United Kingdom         351,406 GBP       244,202
     Participating Loan Note, 4/30/40 ..........................................   United Kingdom          58,000 GBP        39,368
  Eurotunnel PLC:
     12/31/18, Tier 2 ..........................................................   United Kingdom       1,051,800 GBP     1,181,378
     12/31/25, Tier 3 ..........................................................   United Kingdom         791,758 GBP       722,956
     12/31/50, Resettable Advance R5 ...........................................   United Kingdom         342,767 GBP       185,573
     Stabilization Advance S8, Tier 1 ..........................................   United Kingdom         220,793 GBP        85,638
     Stabilization Advance S8, Tier 2 ..........................................   United Kingdom         178,767 GBP        57,781
  Eurotunnel SA:
     12/31/12, Tier 1 (Pibor) ..................................................       France              46,223 EUR        36,529
     12/31/18, Tier 2 (Libor) ..................................................       France             441,192 EUR       306,476
     12/31/18, Tier 2 (Pibor) ..................................................       France             133,474 EUR        92,718
     12/31/25, Tier 3 (Pibor) ..................................................       France             242,272 EUR       135,368
     12/31/25, Tier 3 (Libor) ..................................................       France             518,574 EUR       289,750
     12/31/50, Resettable Advance R4 ...........................................       France             297,824 EUR        98,945
     Stabilization Advance S6, Tier 1 (Pibor) ..................................       France             109,282 EUR        26,405
     Stabilization Advance S7, Tier 1 (Pibor) ..................................       France              74,647 EUR        18,036
     Stabilization Advance S6, Tier 2 ..........................................       France             154,538 EUR        31,116
(a)Golden Books Publishing, 7.65%, 9/15/02 .....................................   United States          230,000            98,900
  HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 .................................   United Kingdom       1,235,000           802,750
  Imperial Credit Capital Trust I, B, 10.25%, 6/15/02 ..........................   United States          450,000           364,500
  MFN Financial Corp.:
     Series A, 10.00%, 3/23/01 .................................................   United States          159,027           153,461
     Series B, FRN, 10.676%, 3/23/01 ...........................................   United States          279,024           270,650
  Rite Aid Corp.:
     7.125%, 1/15/07 ...........................................................   United States          185,000           136,900
     144A, 6.125%, 12/15/08 ....................................................   United States           45,000            31,950
     6.875%, 8/15/13 ...........................................................   United States           55,000            36,850
  Security Capital US Realty, cvt., 144A, 2.00%, 5/22/03 .......................   United States        1,053,000           782,511

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                         PRINCIPAL
  MUTUAL SHARES SECURITIES FUND                                                       COUNTRY             AMOUNT*          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES (CONT.)
  SFC New Holdings Inc., PIK, 13.25%, 8/15/03 ..................................   United States     $  1,182,000      $    851,040
  Southwest Royalties Inc., B, 10.50%, 10/15/04 ................................   United States        1,680,000           898,800
  TFM SA de CV:
     senior disc. note, zero cpn ...............................................       Mexico             800,000           514,000
     10.25%, 6/15/07 ...........................................................       Mexico             250,000           237,500
  Tribasa Toll Road Trust I:
      10.50%, 12/01/11 .........................................................       Mexico              54,079            21,632
      144A, 10.50%, 12/01/11 ...................................................       Mexico             162,237            64,895
                                                                                                                       ------------
  TOTAL CORPORATE BONDS AND NOTES (COST $12,099,827) ...........................                                         11,523,918
                                                                                                                       ------------
(a)BONDS AND NOTES IN REORGANIZATION 3.7%
  Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ..........................   United States           45,000            17,100
  Altos Hornos de Mexico SA:
     cvt., 5.50%, 12/15/01 .....................................................       Mexico              20,000             6,800
     Series A, 11.375%, 4/30/02 ................................................       Mexico              95,000            37,525
     Series B, 11.875%, 4/30/04 ................................................       Mexico              60,000            23,700
     Tranche A, Term Loan ......................................................   United States          117,181            49,216
  APS Inc., Tranche B ..........................................................   United States        1,615,708           234,278
  Brunos Inc.:
     Revolver ..................................................................   United States          201,200           118,708
     Tranche A, Term Loan ......................................................   United States          379,200           223,728
     Tranche B, Term Loan ......................................................   United States          345,100           203,609
  Crown Leasing, Bank Claim ....................................................       Japan           87,565,976 JPY        59,300
  Decision One Corp.:
     Revolver ..................................................................   United States          314,391           140,690
     Tranche A, Term Loan ......................................................   United States        1,068,539           478,171
     Tranche B, Term Loan ......................................................   United States          496,840           222,336
  Dow Corning Corp.:
     9.38%, 2/01/08 ............................................................   United States          550,000           792,000
     Bank Debt #1 ..............................................................   United States          100,000           137,500
  Harnischfeger Industries Inc.:
     8.90%, 3/01/22 ............................................................   United States          370,000           140,600
     8.70%, 6/15/22 ............................................................   United States          260,000            98,800
     7.25%, 12/15/25 ...........................................................   United States          665,000           252,700
     6.875%, 2/15/27 ...........................................................   United States          353,000           134,140
  Integrated Health Services Inc.:
     Revolver ..................................................................   United States          405,000           186,300
     Tranche B, Term Loan ......................................................   United States          515,265           237,022
     Tranche C, Term Loan ......................................................   United States          355,083           163,338
  Koninklijke Ned Vlieg Fokker NV, Trade Claim .................................    Netherlands           550,119 EUR       160,610
  Loewen Group Inc., Series 5, 6.10%, 10/01/02 .................................       Canada             336,000 CAD       111,543
  Loewen Group International Inc.:
     Series 3, 7.50%, 4/15/01 ..................................................       Canada             290,000           142,100
     Series 3, 7.75%, 10/15/01 .................................................       Canada             220,000           107,800
     Series 2, 8.25%, 4/15/03 ..................................................       Canada             225,000           110,250
     Series 6, 7.20%, 6/01/03 ..................................................       Canada           1,685,000           842,500
     Series 4, 8.25%, 10/15/03 .................................................       Canada             385,000           188,650
     Series 7, 7.60%, 6/01/08 ..................................................       Canada           1,290,000           645,000
     Revolver ..................................................................   United States          126,691            67,146
     144A, 6.70%, 10/01/99 .....................................................       Canada             895,000           438,550
  Mariner Post-Acute Network Inc.:
     Revolver ..................................................................   United States           67,000            21,440
     Tranche A, Term Loan ......................................................   United States           98,928            31,657
     Tranche B, Term Loan ......................................................   United States           83,414            26,693
     Tranche C, Term Loan ......................................................   United States           41,241            13,197
  Nippon Credit Bank Ltd., Bank Claim ..........................................       Japan           44,574,201 JPY        69,699
  Nippon Total Finance, Bank Claim .............................................       Japan           45,189,925 JPY        26,307
  Paging Network Inc., Revolver A ..............................................   United States        1,764,000         1,499,401

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                         PRINCIPAL
  MUTUAL SHARES SECURITIES FUND                                                       COUNTRY             AMOUNT*          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)BONDS AND NOTES IN REORGANIZATION (CONT.)
  Peregrine Investments Holdings Ltd., zero coupon., 1/28/98 ...................     Hong Kong       $  5,000,000 JPY  $      7,095
  Philip Services Corp.:
     Revolver Canadian Operating ...............................................       Canada             345,533 CAD       138,213
     Revolver Canadian Operating, fgn ..........................................       Canada               9,144             3,658
     Revolver Tranche 1 ........................................................   United States          319,116           127,638
     Revolver Tranche 2 ........................................................   United States          324,548           129,819
     Revolver Tranche 3 ........................................................   United States          148,249            59,300
  PIV Investment Finance (Cayman) Ltd., cvt., 4.50%, 12/01/01 ..................     Hong Kong         12,060,000         2,773,800
  Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ......................   United States           20,000             7,600
  Pratama Datakom Asia BV:
     144A, 12.75%, 7/15/05 .....................................................     Indonesia            665,000           119,700
     Reg S, 12.75%, 7/15/05 ....................................................     Indonesia            140,000            25,200
  United Companies Financial Corp., Revolver ...................................   United States        2,351,700         1,881,360
  Vencor Inc.:
     9.875%, 5/01/05 ...........................................................   United States        1,635,000           339,263
     Revolver ..................................................................   United States          298,734           195,671
     Term Loan A ...............................................................   United States        1,227,205           803,819
     Term Loan B ...............................................................   United States          738,496           483,715
     Tranche A, Term Loan 3/07/00 ..............................................   United States          183,352           181,518
     Tranche B, Term Loan 3/07/00 ..............................................   United States           62,500            61,875
  Ventas Inc.:
      Tranche A, Bridge Loan ...................................................   United States          265,066           239,885
      Tranche B, Revolver ......................................................   United States          249,932           226,189
      Tranche C, Term Loan A ...................................................   United States          256,310           231,960
      Tranche D, Term Loan B ...................................................   United States          182,375           168,697
                                                                                                                       ------------
  TOTAL BONDS AND NOTES IN REORGANIZATION (COST $15,908,414) ...................                                         16,666,079
                                                                                                                       ------------
  SHORT TERM INVESTMENTS 11.9%
  Fannie Mae, 5.18% to 5.60%, with maturities to 5/25/00 .......................   United States       20,400,000        20,105,834
  Federal Home Loan Bank, 5.49% to 5.55%, with maturities to 5/17/00 ...........   United States       14,000,000        13,793,661
  Federal Home Loan Mortgage Corp., 5.10% to 5.52%, with maturities to 4/07/00 .   United States       20,329,000        20,211,374
                                                                                                                       ------------
  TOTAL SHORT TERM INVESTMENTS (COST $54,089,215) ..............................                                         54,110,869
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $398,488,380) 98.5% ..................................                                        447,327,389
  NET EQUITY IN FORWARD CONTRACTS .3% ..........................................                                          1,179,517
  SECURITIES SOLD SHORT (2.3%) .................................................                                        (10,521,527)
  OTHER ASSETS, LESS LIABILITIES 3.5% ..........................................                                         16,009,215
                                                                                                                       ------------
  TOTAL NET ASSETS 100.0% ......................................................                                       $453,994,594
                                                                                                                       ============

(j)SECURITIES SOLD SHORT
  ISSUER                                                                              COUNTRY            SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  BP Amoco PLC, ADR ............................................................   United Kingdom          45,400      $  2,692,788
  Dow Chemical Co. .............................................................   United States           23,567         3,149,140
(a)DST Systems Inc. ............................................................   United States            6,300           480,769
  Golden Books Entertainment Inc. ..............................................   United States            3,250            13,000
  Motorola Inc. ................................................................   United States           15,000         2,208,750
  Nortel Networks Corp. ........................................................       Canada              19,600         1,977,080
                                                                                                                       ------------
  TOTAL SECURITIES SOLD SHORT (PROCEEDS $8,791,377) ............................                                       $ 10,521,527
                                                                                                                       ============

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                                           VALUE AT      UNREALIZED
  MUTUAL SHARES SECURITIES FUND                                              COUNTRY          SHARES      12/31/1999     GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
(k)CONTRACTS FOR DIFFERENCES
  ISSUER
  BP Amoco PLC, cfd. 5.18 ............................................    United Kingdom      27,200      $  274,079      $(46,432)
  BP Amoco PLC, cfd. 5.47 ............................................    United Kingdom      11,000         110,841       (13,555)
  BP Amoco PLC, cfd. 5.565 ...........................................    United Kingdom       8,900          89,680        (9,637)
  BP Amoco PLC, cfd. 5.65 ............................................    United Kingdom      20,400         205,559       (19,300)
  BP Amoco PLC, cfd. 5.71 ............................................    United Kingdom       5,900          59,451        (5,006)
  BP Amoco PLC, cfd. 6.23317 .........................................    United Kingdom      21,600         217,651           (63)
  BP Amoco PLC, cfd. 6.24797 .........................................    United Kingdom      16,000         161,223           336
                                                                                                          ------------------------
  TOTAL CONTRACTS FOR DIFFERENCES ....................................                                    $1,118,484      $(93,657)
                                                                                                          ========================




See glossary of currency abbreviations on page 165.


*Securities traded in U.S. dollars unless otherwise indicated.

(a)Non-income producing.

(d)See Note 8 regarding restricted securities.

(j)See Note 1(f) regarding securities sold short.

(k)See Note 1(d) regarding contract for differences.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                                             SHARES/
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                               RIGHTS       VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.2%

   ARGENTINA 6.7%
   Banco de Galicia y Buenos Aires SA de CV, B                         Banking                                 13,789  $    68,541
   Banco Frances SA                                                    Banking                                  1,290       10,192
(a)Capex SA, A                                                         Utilities Electrical & Gas              44,674      252,443
(a)Molinos Rio de la Plata SA, B                                       Food & Household Products            1,318,303    3,243,479
   Perez Companc SA, B                                                 Energy Sources                         370,495    1,897,200
   Quilmes Industrial SA, ADR, pfd.                                    Beverages & Tobacco                    146,900    1,753,619
   Telecom Argentina Stet-France Telecom SA, ADR                       Telecommunications                      86,033    2,946,630
   Telefonica de Argentina SA, ADR                                     Telecommunications                      81,710    2,522,796
                                                                                                                        ----------
                                                                                                                        12,694,900
                                                                                                                        ----------
   AUSTRIA 1.6%
   Austria Tabak AG                                                    Beverages & Tobacco                      6,400      309,272
   Bank Austria AG                                                     Banking                                 31,410    1,770,825
   OMV AG                                                              Energy Sources                          10,615    1,031,257
                                                                                                                        ----------
                                                                                                                         3,111,354
                                                                                                                        ----------
   BRAZIL 13.1%
   Aracruz Celulose SA, ADR                                            Forest Products & Paper                 76,400    2,005,500
   Banco Bradesco SA, pfd.                                             Banking                             50,413,150      395,436
(a)Banco Bradesco SA, pfd., rts., 2/09/00                              Banking                              3,273,532       12,993
   Banco do Brasil SA                                                  Banking                             58,939,976      274,064
   Brasmotor SA, pfd.                                                  Multi-Industry                       3,246,000      455,141
   Centrais Eletricas Brasileiras SA (Electrobras), B, pfd.            Utilities Electrical & Gas         244,274,000    5,827,960
   Cia Cervejaria Brahma, pfd.                                         Beverages & Tobacco                    512,000      374,116
   Cia Energetica de Minas Gerais, pfd.                                Utilities Electrical & Gas          30,683,000      687,883
   Cia Vale do Rio Doce, A, pfd.                                       Metals & Mining                         84,550    2,340,161
   Copene-Petroquimica do Nordeste SA, A, pfd.                         Chemicals                            2,481,700      821,509
   Duratex SA, pfd.                                                    Forest Products & Paper             49,306,800    1,542,117
   Embratel Participacoes SA, pfd.                                     Telecommunications                  22,367,000      575,735
   Investimentos Itau SA                                               Multi-Industry                          89,527       89,205
   Investimentos Itau SA, pfd.                                         Multi-Industry                       1,935,200    2,003,224
(a)Mannesmann SA                                                       Machinery & Engineering                757,500       52,415
   Petroleo Brasileiro SA, pfd.                                        Energy Sources                       1,212,000      308,619
   Tele Centro Sul Participacoes SA, pfd.                              Telecommunications                 102,313,000    1,868,423
   Tele Norte Leste Participacoes SA, pfd.                             Telecommunications                  62,911,000    1,689,003
   Tele Sudeste Celular Participacoes SA, pfd.                         Telecommunications                 107,795,000      796,603
   Telecomunicacoes de Sao Paulo SA, pfd., ADR                         Telecommunications                      59,400    1,451,588
   Telesp Celular Participacoes SA, pfd.                               Telecommunications                   8,709,000      154,270
   Unibanco Uniao de Bancos Brasileiros SA, GDR                        Banking                                 34,778    1,047,687
                                                                                                                        ----------
                                                                                                                        24,773,652
                                                                                                                        ----------
   CHILE 2.5%
   Cia de Telecomunicaciones de Chile SA, ADR                          Telecommunications                     130,200    2,376,150
   Empresa Nacional de Electricidad SA, ADR                            Electrical & Electronics               103,940    1,474,649
   Enersis SA, ADR                                                     Utilities Electrical & Gas              34,791      817,589
                                                                                                                        ----------
                                                                                                                         4,668,388
                                                                                                                        ----------
   CHINA .2%
   Shandong Huaneng Power Development Co. Ltd., ADR                    Utilities Electrical & Gas              96,500      416,156
                                                                                                                        ----------
   COLOMBIA .8%
   Bavaria SA                                                          Beverages & Tobacco                    202,807      886,943
   Cementos Argos SA                                                   Building Materials & Components        255,000      652,800
                                                                                                                         ----------
                                                                                                                          1,539,743
                                                                                                                         ----------
(a)CZECH REPUBLIC 2.4%
   CEZ AS                                                               Utilities Electrical & Gas           1,408,880    3,482,359
 Cesky Telecom AS                                                    Telecommunications                         62,910    1,015,556
                                                                                                                         ----------
                                                                                                                          4,497,915
                                                                                                                         ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                           SHARES/
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                            RIGHTS        VALUE
  -----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   EGYPT
   Commercial International Bank Ltd.                                  Banking                                 800  $    11,686
   HONG KONG 5.1%
   Cheung Kong Holdings Ltd.                                           Multi-Industry                      294,000    3,734,804
   Citic Pacific Ltd.                                                  Multi-Industry                      458,000    1,723,355
   Dairy Farm International Holdings Ltd.                              Merchandising                        35,700       32,130
   Hang Lung Development Co. Ltd.                                      Real Estate                         716,000      810,549
   Hong Kong Land Holdings Ltd.                                        Real Estate                          90,800      134,384
   HSBC Holdings PLC                                                   Banking                              83,325    1,168,383
   Hutchison Whampoa Ltd.                                              Multi-Industry                       59,000      857,657
   Jardine Matheson Holdings Ltd.                                      Multi-Industry                      117,257      461,993
   New World Development Co. Ltd.                                      Real Estate                         215,632      485,439
   Shangri-La Asia Ltd.                                                Leisure & Tourism                   180,783      206,981
                                                                                                                    -----------
                                                                                                                      9,615,675
                                                                                                                    -----------
   HUNGARY 2.4%
   Borsodchem RT                                                       Chemicals                            29,330    1,200,338
   Gedeon Richter Ltd.                                                 Health & Personal Care               14,080      925,305
   Mol Magyar Olay-Es Gazipari RT                                      Energy Sources                       46,000      954,923
   OTP Bank                                                            Banking                               7,840      458,651
   Tiszai Vegyi Kombinat RT                                            Chemicals                            54,051    1,030,154
                                                                                                                    -----------
                                                                                                                      4,569,371
                                                                                                                    -----------
   INDIA .3%
(a)ICICI Ltd., ADR                                                     Financial Services                    2,100       29,138
(a)Mahanagar Telephone Nigam Ltd.                                      Telecommunications                   38,000      168,598
(a)NIIT Ltd.                                                           Data Processing & Reproduction          380       28,963
   Reliance Industries Ltd.                                            Chemicals                            77,500      416,362
                                                                                                                    -----------
                                                                                                                        643,061
                                                                                                                    -----------
   INDONESIA 5.7%
(a)Asia Pulp & Paper Co. Ltd., ADR                                     Forest Products & Paper              93,560      736,785
   PT Gudang Garamm                                                    Beverages & Tobacco                 215,000      578,462
(a)PT Indah Kiat Pulp & Paper Corp.                                    Forest Products & Paper           4,661,000    1,834,383
(a)PT Indocement Tunggal Prakarsa                                      Building Materials & Components   1,408,500      624,880
(a)PT Indofoods Sukses Makmurr                                         Food & Household Products           549,020      687,503
   PT Indosat                                                          Telecommunications                  324,000      723,349
   PT Semen Gresik (Persero)                                           Building Materials & Components     279,117      442,393
   PT Tambang Timah                                                    Metals & Mining                     864,000      602,791
   PT Telekomunikasi Indonesia (Persero), B                            Telecommunications                6,976,760    3,968,890
(a)PT Tjiwi Kimia                                                      Forest Products & Paper           1,520,926      495,185
                                                                                                                    -----------
                                                                                                                     10,694,621
                                                                                                                    -----------
   ISRAEL .4%
   Discount Investment Corp.                                           Financial Services                      400       20,314
(a)Formula Systems Ltd.                                                Data Processing & Reproduction        7,280      306,984
   Koor Industries Ltd.                                                Multi-Industry                        2,386      238,324
   Teva Pharmaceutical Industries Ltd., ADR                            Health & Personal Care                2,350      168,466
                                                                                                                    -----------
                                                                                                                        734,088
                                                                                                                    -----------
   MALAYSIA .1%
   Resorts World Berhad                                                Leisure & Tourism                    41,000      117,605
                                                                                                                    -----------
   MEXICO 15.1%
   Cemex SA                                                            Building Materials & Components   1,556,291    8,705,374
(a)Cifra SA de CV, V                                                   Merchandising                       140,000      280,739
   Coca Cola Femsa SA de CV, L, ADR                                    Beverages & Tobacco                   6,650      116,791
(a)DESC SA de CV DESC, B                                               Multi-Industry                      167,670      138,029
   Fomento Economico Mexicano SA de CV Femsa                           Beverages & Tobacco                   4,000      178,000
(a)Grupo Carso SA de CV                                                Multi-Industry                       16,500       82,195

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                       SHARES/
 TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                           RIGHTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 MEXICO (CONT.)
(a)Grupo Financiero Banamex Accival SA de CV                         Banking                          1,224,885  $ 4,912,468
(a)Grupo Financiero Bancomer SA de CV                                Banking                            233,500       97,589
 Panamerican Beverages Inc., A                                       Food & Household Products              200        4,113
 Telefonos de Mexico SA (Telmex), ADR                                Telecommunications                 116,200   13,072,500
 Tubos de Acero de Mexico SA                                         Machinery & Engineering                100        1,318
 Vitro SA de CV, A                                                   Food & Household Products          577,349    1,090,717
                                                                                                                 -----------
                                                                                                                  28,679,833
                                                                                                                 -----------
 PAKISTAN .2%
 Pakistan Telecommunications Corp., A                                Telecommunications               1,098,000      459,840
                                                                                                                 -----------
 PERU .5%
 Telefonica del Peru SA, ADR                                         Telecommunications                  75,400    1,008,475
                                                                                                                 -----------
 PHILIPPINES 1.3%
 Philippine Long Distance Telephone Co., ADR                         Telecommunications                  68,200    1,764,675
(a)Philippine National Bank                                          Banking                              2,160        5,092
 San Miguel Corp., B                                                 Food & Household Products          465,100      657,834
                                                                                                                 -----------
                                                                                                                   2,427,601
                                                                                                                 -----------
 POLAND 1.5%
 Bank Slaski SA W Katowicach                                         Banking                              3,600      244,643
 Prokom Software SA                                                  Data Processing & Reproduction       6,100      188,827
 Telekomunikacja Polska SA                                           Telecommunications                 224,401    1,470,681
 Warta SA                                                            Insurance                           28,395      817,172
                                                                                                                 -----------
                                                                                                                   2,721,323
                                                                                                                 -----------
 RUSSIA .8%
 GAZ Auto Works                                                      Automobiles                          1,310       45,850
 Irkutskenergo                                                       Utilities Electrical & Gas         395,550       39,555
 Lukoil Holdings, ADR                                                Energy Sources                       8,240      428,480
(a)Mosenergo                                                         Utilities Electrical & Gas          19,900       51,388
(a)Rostelecom, ADR                                                   Telecommunications                  22,720      383,400
 Unified Energy Systems                                              Utilities Electrical & Gas         610,600       73,272
 Unified Energy Systems, ADR                                         Utilities Electrical & Gas          10,800      121,662
(a)Vimpel Communications, ADR                                        Telecommunications                   9,655      430,854
                                                                                                                 -----------
                                                                                                                   1,574,461
                                                                                                                 -----------
 SINGAPORE 8.2%
 City Developments Ltd.                                              Real Estate                        205,500    1,203,017
 Creative Technology Ltd.                                            Electrical & Electronics             2,300       41,705
 Cycle & Carriage Ltd.                                               Automobiles                         13,000       40,198
 DBS Group Holdings Ltd.                                             Banking                             18,978      311,077
 First Capital Corp. Ltd.                                            Real Estate                        247,000      329,234
 Fraser and Neave Ltd.                                               Beverages & Tobacco                402,000    1,484,419
 Jurong Shipyard Ltd.                                                Machinery & Engineering            223,000    1,118,013
 Keppel Corp., Ltd.                                                  Transportation                     628,000    1,643,999
 Natsteel Ltd.                                                       Metals & Mining                    955,000    1,903,693
 Oversea Chinese Banking Corp. Ltd., fgn.                            Banking                            207,900    1,909,859
 Overseas Union Enterprise Ltd.                                      Leisure & Tourism                  173,400      583,032
 Sembcorp Industries Ltd.                                            Multi-Industry                     889,769    1,212,714
 Singapore Telecommunications Ltd.                                   Telecommunications                 158,000      326,340
 United Industrial Corporation Ltd.                                  Multi-Industry                   1,301,000      734,278
 United Overseas Bank Ltd., fgn.                                     Banking                            305,184    2,693,608
                                                                                                                 -----------
                                                                                                                  15,535,186
                                                                                                                 -----------
 SLOVAK REPUBLIC .3%
 Nafta Gbely AS                                                      Utilities Electrical & Gas           4,800       41,229
(a)Slovnaft AS                                                       Chemicals                           28,010      398,761
(a)Vychodoslovenske Zeleziarne AS                                    Metals & Mining                      8,400       28,701
                                                                                                                 -----------
                                                                                                                     468,691
                                                                                                                 -----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                          SHARES/
 TEMPLETON DEVELOPING MARKETS EQUITY FUND                         INDUSTRY                                 RIGHTS       VALUE
------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 SOUTH AFRICA 13.5%
 Anglo American PLC                                               Metals & Mining                          70,895  $ 4,572,756
 Barlow Ltd.                                                      Multi-Industry                          325,800    2,344,913
 BOE Ltd.                                                         Financial Services                      378,000      368,481
 CG Smith Ltd.                                                    Multi-Industry                          703,200    2,827,652
 Comparex Holdings Ltd.                                           Data Processing & Reproduction           10,500       73,526
 De Beers Centenary AG                                            Misc Materials & Commodities             32,140      934,697
 Firstrand Ltd.                                                   Insurance                               188,000      268,790
 Iscor Ltd.                                                       Metals & Mining                         389,851    1,475,797
 Johnnies Industrial Corporation Ltd.                             Multi-Industry                           41,700      487,799
 Liberty Life Association of Africa Ltd.                          Insurance                               109,070    1,258,165
 Palabora Mining Co. Ltd.                                         Metals & Mining                          77,500      563,465
 Rembrandt Group Ltd.                                             Multi-Industry                          158,170    1,505,891
 Sanlam Ltd.                                                      Financial Services                        4,200        5,868
 Sappi Ltd.                                                       Forest Products & Paper                 148,151    1,463,457
 Sasol Ltd.                                                       Energy Sources                          373,800    3,103,360
 South African Breweries PLC.                                     Beverages & Tobacco                     326,344    3,319,112
 Standard Bank Investment Corp. Ltd.                              Financial Services                       64,532      267,880
 Tongaat-Hulett Group Ltd.                                        Multi-Industry                           82,543      697,358
                                                                                                                    ----------
                                                                                                                    25,538,967
                                                                                                                    ----------
 SOUTH KOREA 4.2%
 Hana Bank                                                        Banking                                  77,564      604,528
 Korea Electric Power Corp.                                       Utilities Electrical & Gas               77,100    2,390,066
 Samsung Display Devices Ltd.                                     Electrical & Electronics                 23,686      984,570
 Samsung Electronics Co. Ltd.                                     Electrical & Electronics                 13,311    3,118,209
(a)Samsung Heavy Industries Co. Ltd.                              Machinery & Engineering                 190,502      921,053
                                                                                                                    ----------
                                                                                                                     8,018,426
                                                                                                                    ----------
 TAIWAN .3%
 Mitac International Corp.                                        Data Processing & Reproduction           74,000      113,411
(a)Silicon Integrated Systems Co. Ltd.                            Electrical & Electronics                 38,000      128,342
(a)Siliconware Precision Industries Co. Ltd.                      Electronic Components & Instruments     112,000      285,487
(a)Sunplus Technology Company Ltd.                                Electrical & Electronics                  9,000       43,014
                                                                                                                    ----------
                                                                                                                       570,254
                                                                                                                    ----------
 THAILAND 5.8%
 Advanced Info Service Public Co. Ltd., fgn.                      Telecommunications                       40,200      676,962
 American Standard Sanitaryware Public Co. Ltd., fgn.             Building Materials & Components          24,500      130,562
(a)Bangkok Bank Public Co. Ltd.                                   Banking                                 265,400      431,372
(a)Bangkok Bank Public Co. Ltd., fgn.                             Banking                                   6,300       15,947
 BEC World Public Co Ltd., fgn.                                   Telecommunications                       10,800       76,547
(a)Charoen Pokphand Feedmill Public Co. Ltd., fgn.                Food & Household Products               547,350    1,604,277
(a)Hana Microelectronics Co. Ltd., fgn.                           Electrical & Electronics                142,400      690,562
(a)Land and House Public Co. Ltd., fgn.                           Real Estate                              97,493       92,869
(a)Shin Corporations Public Company Ltd., fgn.                    Electrical & Electronics                 58,600      555,865
(a)Siam Cement Public Co. Ltd.                                    Building Materials & Components          52,350    1,032,214
 Siam Cement Public Co. Ltd., fgn.                                Building Materials & Components          11,350      378,636
(a)Siam Commercial Bank, 5.25%, 144A, cvt. pfd., fgn.             Banking                                 331,000      405,702
 Siam Makro Public Company Ltd., fgn.                             Merchandising                           360,000      508,393
(a)Telecomasia Corp. Public Co. Ltd., fgn.                        Telecommunications                      199,500      260,472
(a)Thai Airways International Public Co. Ltd., fgn.               Transportation                          396,700      602,502
(a)Thai Farmers Bank Public Co. Ltd., fgn.                        Banking                                 819,600    1,375,825
(a)Total Access Communication Public Co. Ltd.                     Telecommunications                      420,800    1,657,952
(a)United Communications Industries, fgn.                         Telecommunications                      467,700      467,326
                                                                                                                    ----------
                                                                                                                    10,963,985
                                                                                                                    ----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                           SHARES/
 TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                              RIGHTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 TURKEY 4.5%
 Akbank                                                              Banking                            227,162,112   $ 6,700,949
 Arcelik AS, Br.                                                     Appliances & Household Durables     20,490,729     1,341,115
(a)Dogan Sirketler Grubu Holding AS                                  Multi-Industry                      17,953,000       529,587
 Yapi Ve Kredi Bankasi AS                                            Banking                                686,000        21,185
                                                                                                                     ------------
                                                                                                                        8,592,836
                                                                                                                     ------------
 VENEZUELA 1.7%
 Compania Anonima Nacional Telefonos de Venezuela, ADR               Telecommunications                      51,050     1,257,105
 Electricidad de Caracas Saica Saca, ADR                             Utilities Electrical & Gas              96,828     1,529,845
 Mavesa SA, ADR                                                      Food & Household Products              156,900       480,506
                                                                                                                     ------------
                                                                                                                        3,267,456
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $147,089,731) 99.2%                                                                187,915,549
 OTHER ASSETS, LESS LIABILITIES .8%                                                                                     1,459,817
                                                                                                                     ------------
 TOTAL NET ASSETS 100.0%                                                                                             $189,375,366
                                                                                                                     ============


(a)Non-income producing.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                SHARES/
 TEMPLETON GLOBAL ASSET ALLOCATION FUND                                          COUNTRY       WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS 68.2%

 AEROSPACE & MILITARY TECHNOLOGY 3.3%
 Alvis PLC                                                                   United Kingdom     140,990     $   284,819
 BAE Systems PLC                                                             United Kingdom      32,245         213,396
 Hong Kong Aircraft Engineering Co. Ltd.                                        Hong Kong       363,200         602,725
 Raytheon Co., A                                                              United States      21,775         540,292
 Rolls-Royce PLC                                                             United Kingdom     121,085         417,791
                                                                                                            -----------
                                                                                                              2,059,023
                                                                                                            -----------
 APPLIANCES & HOUSEHOLD DURABLES .9%
 Laox Co. Ltd.                                                                    Japan          70,000         548,711
                                                                                                            -----------
 AUTOMOBILES .3%
 General Motors Corp.                                                         United States       2,700         196,256
                                                                                                            -----------
(a)BANKING 2.0%
 Banca Nazionale del Lavoro SpA                                                   Italy         225,160         748,040
 Bangkok Bank Public Co. Ltd., fgn.                                             Thailand        193,400         489,555
                                                                                                            -----------
                                                                                                              1,237,595
                                                                                                            -----------
 BROADCASTING & PUBLISHING 1.7%
(a)Gartner Group Inc., B                                                      United States      32,650         450,978
 Wolters Kluwer NV                                                             Netherlands       18,150         613,953
                                                                                                            -----------
                                                                                                              1,064,931
                                                                                                            -----------
 BUILDING MATERIALS & COMPONENTS 1.6%
 Caradon PLC                                                                 United Kingdom     300,952         758,739
 Gujarat Ambuja Cements Ltd.                                                      India             400           2,998
 Gujarat Ambuja Cements Ltd., GDR, 144A                                           India          29,200         224,110
                                                                                                            -----------
                                                                                                                985,847
                                                                                                            -----------
 BUSINESS & PUBLIC SERVICES .9%
 Columbia/HCA Healthcare Corp.                                                United States      13,600         398,650
(a)Humana Inc.                                                                United States      18,200         149,012
                                                                                                            -----------
                                                                                                                547,662
                                                                                                            -----------
 CHEMICALS 3.1%
 Akzo Nobel NV                                                                 Netherlands       18,095         907,209
 BASF AG                                                                         Germany         17,150         896,089
 Shanghai Petrochemical Co. Ltd., H                                               China         834,000         130,891
                                                                                                            -----------
                                                                                                              1,934,189
                                                                                                            -----------
 DATA PROCESSING & REPRODUCTION 2.1%
(a)3Com Corp.                                                                 United States      19,310         907,570
 Compaq Computer Corp.                                                        United States      13,020         352,354
                                                                                                            -----------
                                                                                                              1,259,924
                                                                                                            -----------
 ELECTRICAL & ELECTRONICS 5.4%
 Alcatel SA                                                                      France           2,230         511,870
 Koninklijke Philips Electronics NV                                            Netherlands        7,896       1,073,150
 Marconi PLC                                                                 United Kingdom      63,620       1,124,817
 Motorola Inc.                                                                United States       4,310         634,648
                                                                                                            -----------
                                                                                                              3,344,485
                                                                                                            -----------
(a)ELECTRONIC COMPONENTS & INSTRUMENTS .5%
 Agilent Technologies Inc.                                                    United States       4,000         309,250
                                                                                                            -----------
 ENERGY EQUIPMENT & SERVICES .7%
 Sunoco Inc.                                                                  United States      17,500         411,250
                                                                                                            -----------
 ENERGY SOURCES 2.6%
(a)Gazprom OAO, ADR, Reg S                                                       Russia          14,201         120,353
 Lasmo PLC                                                                   United Kingdom     197,410         378,058
 MOL Magyar Olay-Es Gazipari RT, GDS, 144A                                       Hungary         12,107         250,615

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                SHARES/
 TEMPLETON GLOBAL ASSET ALLOCATION FUND                                          COUNTRY       WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS (CONT.)
 ENERGY SOURCES (CONT.)
 Repsol SA                                                                        Spain          24,000     $   556,207
 Societe Elf Aquitaine SA, Br.                                                   France           1,805         278,028
                                                                                                            -----------
                                                                                                              1,583,261
                                                                                                            -----------
 FINANCIAL SERVICES 4.4%
 AXA SA                                                                          France           5,051         703,774
 ING Groep NV                                                                  Netherlands       13,586         819,838
 Nomura Securities Co. Ltd.                                                       Japan          45,000         812,497
(a)Old Mutual PLC                                                             South Africa      132,000         350,922
                                                                                                            -----------
                                                                                                              2,687,031
                                                                                                            -----------
 FOREST PRODUCTS & PAPER .6%
 Mo Och Domsjoe AB, B                                                            Sweden           9,575         345,623
                                                                                                            -----------
 HEALTH & PERSONAL CARE 1.9%
 Aetna Inc.                                                                   United States       7,190         401,292
 Aventis SA                                                                      France          13,550         787,109
                                                                                                            -----------
                                                                                                              1,188,401
                                                                                                            -----------
 INDUSTRIAL COMPONENTS .5%
 Goodyear Tire & Rubber Co.                                                   United States       3,600         101,475
 Madeco Manufacturera de Cobre SA, ADR                                            Chile          18,685         207,871
                                                                                                            -----------
                                                                                                                309,346
                                                                                                            -----------
 INSURANCE 5.2%
 Ace Ltd.                                                                        Bermuda         25,200         420,525
 Partnerre Ltd.                                                                  Bermuda         17,500         567,656
 ReliaStar Financial Corp.                                                    United States      18,310         717,523
 Scor                                                                            France           9,470         417,584
 Unumprovident Corp.                                                          United States      18,530         594,118
 Zurich Allied AG                                                              Switzerland          800         456,138
                                                                                                            -----------
                                                                                                              3,173,544
                                                                                                            -----------
 LEISURE & TOURISM .6%
 Mandarin Oriental International Ltd.                                           Hong Kong       524,000         366,800
                                                                                                            -----------
 MACHINERY & ENGINEERING 3.4%
 Invensys PLC                                                                United Kingdom     189,439       1,019,493
 Makita Corp.                                                                     Japan          59,000         531,193
 Mckechnie Group PLC                                                         United Kingdom     101,800         552,787
                                                                                                            -----------
                                                                                                              2,103,473
                                                                                                            -----------
 MERCHANDISING 2.2%
 Best Denki Co. Ltd.                                                              Japan          66,000         620,052
 David Jones Ltd.                                                               Australia       345,909         313,383
 J.C. Penney Co. Inc.                                                         United States       8,800         175,450
 Marks & Spencer PLC                                                         United Kingdom      57,370         272,817
                                                                                                            -----------
                                                                                                              1,381,702
                                                                                                            -----------
 METALS & MINING 4.2%
 Anglo American Platinum Corp. Ltd.                                           South Africa          402          12,213
 Barrick Gold Corp.                                                              Canada          37,200         662,494
 Companhia Siderurgica Nacional Sid Nacional CSN                                 Brazil      16,300,000         631,608
 Companhia Siderurgica Nacional Sid Nacional CSN, ADR                            Brazil           7,700         282,975
 Industrias Penoles SA                                                           Mexico         168,200         484,629
 Pohang Iron & Steel Co. Ltd.                                                  South Korea        4,450         508,649
                                                                                                            -----------
                                                                                                              2,582,568
                                                                                                            -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                SHARES/
 TEMPLETON GLOBAL ASSET ALLOCATION FUND                                          COUNTRY       WARRANTS          VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS (CONT.)
 MULTI-INDUSTRY 8.8%
(a)Alfa SA de CV, A                                                              Mexico         127,251     $   597,643
 Broken Hill Proprietary Co. Ltd.                                               Australia        53,794         706,350
 Cheung Kong Holdings Ltd.                                                      Hong Kong        52,500         666,929
 Elementis PLC                                                               United Kingdom      83,789         109,007
 Hunting PLC                                                                 United Kingdom     261,410         479,500
 Hutchison Whampoa Ltd.                                                         Hong Kong        61,000         886,731
 Pilkington PLC                                                              United Kingdom     469,600         633,702
 Saab AB, B                                                                      Sweden          54,400         524,491
 Swire Pacific Ltd., B                                                          Hong Kong       945,000         832,733
                                                                                                            -----------
                                                                                                              5,437,086
                                                                                                            -----------
 REAL ESTATE 2.2%
 Highwoods Properties Inc.                                                    United States      16,600         385,950
(a)Hon Kwok Land Investment Co. Ltd.                                            Hong Kong     1,226,456          74,943
(a)Hon Kwok Land Investment Co. Ltd, wts., 10/28/00                             Hong Kong       245,291           2,461
 Rouse Co.                                                                    United States      13,500         286,875
 Summit Properties Inc.                                                       United States      15,000         268,125
 Union du Credit Bail Immobilier                                                 France           2,500         315,363
                                                                                                            -----------
                                                                                                              1,333,717
                                                                                                            -----------
 RECREATION & OTHER CONSUMER GOODS
 Yue Yuen Industrial Holdings Ltd.                                              Hong Kong           140             335
                                                                                                            -----------
 TELECOMMUNICATIONS 3.5%
 Portugal Telecom SA, ADR                                                       Portugal         41,800         454,575
(a)Rostelecom, ADR                                                               Russia          25,300         426,938
 Telecom Argentina Stet-France Telecom SA, ADR                                  Argentina         4,000         137,000
 Telefonica de Argentina SA, ADR                                                Argentina        13,120         405,080
 Telefonos de Mexico SA (Telmex), ADR                                            Mexico           6,709         754,763
                                                                                                            -----------
                                                                                                              2,178,356
                                                                                                            -----------
 TEXTILES & APPAREL .8%
 Adidas-Salomon AG                                                               Germany          6,510         488,266
                                                                                                            -----------
 TRANSPORTATION 2.2%
 British Airways PLC                                                         United Kingdom      71,020         462,548
 Seino Transportation Co. Ltd.                                                    Japan          54,000         286,422
 Singapore Airlines Ltd.                                                        Singapore        54,000         612,789
                                                                                                            -----------
                                                                                                              1,361,759
                                                                                                            -----------
 UTILITIES ELECTRICAL & GAS 2.6%
 Hong Kong Electric Holdings Ltd.                                               Hong Kong       130,000         406,381
 Korea Electric Power Corp.                                                    South Korea       19,280         597,672
 National Grid Group PLC                                                     United Kingdom      79,730         604,962
                                                                                                            -----------
                                                                                                              1,609,015
                                                                                                            -----------
 TOTAL COMMON STOCKS AND WARRANTS (COST $38,362,452)                                                         42,029,406
                                                                                                            -----------

                                                                                                SHARES/
                                                                                                RIGHTS
                                                                                                ------
 PREFERRED STOCKS AND RIGHTS 3.8%
 Banco Bradesco SA, pfd.                                                         Brazil     121,758,350         955,060
(a)Banco Bradesco SA, pfd., rts., 2/09/00                                        Brazil       7,906,267          31,380
 Cia Vale do Rio Doce, A, pfd.                                                   Brazil          13,400         370,883
 Cia Vale do Rio Doce, ADR, A, pfd.                                              Brazil          15,100         417,935
 Cia Energetica de Minas Gerais Cemig, ADR, pfd.                                 Brazil           9,178         205,762
 Coteminas Cia Tecidos Norte de Minas, pfd.                                      Brazil         599,000          54,707
(a)Empresa Nacional de Comercio Redito Participacoe, pfd.                        Brazil         275,000             450
 Telecomunicacoes de Sao Paulo SA, ADR, pfd.                                     Brazil          11,810         288,607
                                                                                                              ---------
 TOTAL PREFERRED STOCKS AND RIGHTS (COST $2,319,253)                                                          2,324,784
                                                                                                              ---------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                    PRINCIPAL
TEMPLETON GLOBAL ASSET ALLOCATION FUND                                               COUNTRY          AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    BONDS 24.1%
    Bonos y Oblig del Estado, 3.25%, 1/31/05                                    Spain                 $   548,000 EUR   $   505,740
    Buoni Poliennali del Tesoro, 7.75%, 11/01/06                                Italy                     723,038 EUR       824,728
    Buoni Poliennali del Tesoro, 10.50%, 7/15/00                                Italy                     581,013 EUR       601,954
    Fannie Mae, 5.25%, 1/15/09                                                  United States              16,000            14,113
    Federal Republic of Germany:
      3.25%, 2/17/04                                                            Germany                   706,000 EUR       671,741
      4.50%, 7/04/09                                                            Germany                 1,259,000 EUR     1,188,908
    Government of Canada:
      8.75%, 12/01/05                                                           Canada                    208,000 CAD       161,328
      7.00%, 12/01/06                                                           Canada                    246,000 CAD       177,073
    Government of New Zealand, 7.00%, 7/15/09                                   New Zealand               540,000 NZD       276,067
    International Bank for Recon/Dev., 5.25%, 3/20/02                           Japan                  79,700,000 JPY       867,430
    Kingdom of Belgium, 7.75%, 10/15/04                                         Belgium                   200,000 EUR       224,193
    Kingdom of Denmark, 7.00%, 12/15/04                                         Denmark                 2,910,000 DKK       422,293
    Kingdom of Sweden, 6.00%, 2/09/05                                           Sweden                  5,500,000 SEK       661,765
    New South Wales Treasury Corp., 144A, 7.00%, 4/01/04                        Australia                 400,000 AUD       262,241
    Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02                     Mexico                     69,586            53,929
    PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07                       Indonesia                 300,000           219,750
    Queensland Treasury Corp., 6.50%, 6/14/05                                   Australia                 164,000 AUD       105,351
    Republic of Argentina, Reg S, 11.75%, 2/12/07                               Argentina                 100,000 ARS        90,388
(c) Republic of Ecuador, 144A, 11.25%, 4/25/02                                  Ecuador                   185,000            76,775
(c) Republic of Ecuador, Reg S, 11.25%, 4/25/02                                 Ecuador                   390,000           161,850
    Republic of Turkey, 12.375%, 6/15/09                                        Turkey                     35,000            37,625
    Republic of Venezuela, 144A, 9.125%, 6/18/07                                Venezuela                 100,000            78,500
    Republic of Venezuela, Reg S, 9.125%, 6/18/07                               Venezuela                 600,000           471,000
    SEI Holdings IX Inc., 144A, 11.00%, 11/30/00                                Trinidad and Tobago       170,000           170,000
    U.S. Treasury Bond, 5.25%, 11/15/28                                         United States           1,065,000           877,959
    U.S. Treasury Notes:
      6.25%, 8/31/00                                                            United States           1,010,000         1,012,525
      4.50%, 1/31/01                                                            United States           2,000,000         1,967,500
    United Kingdom:
      6.50%, 12/07/03                                                           United Kingdom            500,000 GBP       816,054
      7.50%, 12/07/06                                                           United Kingdom            280,000 GBP       493,494
    United Mexican States:
      9.75%, 2/06/01                                                            Mexico                    620,000           640,150
      11.375%, 9/15/16                                                          Mexico                    430,000           487,856
      11.5%, 5/15/26                                                            Mexico                    220,000           262,075
                                                                                                                         ----------
    TOTAL BONDS (COST $16,359,349)                                                                                       14,882,355
                                                                                                                         ----------
    TOTAL LONG TERM INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $57,041,054)                                           59,236,545
                                                                                                                         ----------
(h) REPURCHASE AGREEMENT (COST $2,100,000) 3.4%
    Morgan Stanley Group Inc., 3.00%, 1/03/00 (Maturity Value $2,100,525)
    Collateralized by U.S. Treasury Notes and Bonds                             United States               2,100,000     2,100,000
                                                                                                                         ----------
    TOTAL INVESTMENTS (COST $59,141,054) 99.5%                                                                           61,336,545
    NET EQUITY IN FORWARDS CONTRACTS                                                                                        (34,062)
    OTHER ASSETS, LESS LIABILITIES .5%                                                                                      337,255
                                                                                                                         ----------
    TOTAL NET ASSETS 100.0%                                                                                             $61,639,738
                                                                                                                         ==========



    See glossary of currency abbreviations on page 165.


 *  Securities traded in U.S. dollars unless otherwise indicated.
(a) Non-income producing.
(c) See Note 7 regarding defaulted securities.
(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

   TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY      SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 92.7%
   AEROSPACE & MILITARY TECHNOLOGY 3.1%
(a)BAE Systems PLC                                                                 United Kingdom    841,790  $ 5,570,939
   Boeing Co.                                                                       United States    100,769    4,188,212
   Lockheed Martin Corp.                                                            United States    151,800    3,320,625
   Raytheon Co., A                                                                  United States    222,644    5,524,354
   Rolls-Royce PLC                                                                 United Kingdom  1,000,000    3,450,393
                                                                                                              -----------
                                                                                                               22,054,523
                                                                                                              -----------
   APPLIANCES & HOUSEHOLD DURABLES 2.4%
   Laox Co. Ltd.                                                                        Japan        637,000    4,993,267
   Sony Corp.                                                                           Japan         40,000   11,860,841
                                                                                                              -----------
                                                                                                               16,854,108
                                                                                                              -----------
   AUTOMOBILES 4.8%
   Autoliv Inc., SDR                                                                   Sweden        246,100    7,205,044
   Bayerische Motorenwerke AG                                                          Germany       170,000    5,211,416
   Ford Motor Co.                                                                   United States    130,000    6,946,875
   General Motors Corp.                                                             United States    100,000    7,268,750
   Volkswagen AG                                                                       Germany        63,000    3,551,797
   Volvo AB, B                                                                         Sweden        171,900    4,446,561
                                                                                                              -----------
                                                                                                               34,630,443
                                                                                                              -----------
   BANKING 5.5%
   Australia & New Zealand Banking Group Ltd.                                         Australia      854,000    6,212,571
   Deutsche Bank AG                                                                    Germany        45,000    3,807,762
   Foreningssparbanken AB, A                                                           Sweden        180,000    2,645,503
   HSBC Holdings PLC                                                                  Hong Kong      690,789    9,686,242
(a)Merita AS                                                                           Finland       954,100    5,609,528
   National Australia Bank Ltd.                                                       Australia      440,000    6,730,435
   Unibanco Uniao de Bancos Brasileiros SA, GDR                                        Brazil        149,000    4,488,625
                                                                                                              -----------
                                                                                                               39,180,666
                                                                                                              -----------
   BUILDING MATERIALS & COMPONENTS 1.2%
   Caradon PLC                                                                     United Kingdom  2,805,290    7,072,503
   Nichiha Corp.                                                                        Japan        193,500    1,675,858
                                                                                                              -----------
                                                                                                                8,748,361
                                                                                                              -----------
(a)BUSINESS & PUBLIC SERVICES 1.1%
   Complete Business Solutions Inc.                                                 United States    222,800    5,597,850
   Humana Inc.                                                                      United States    250,000    2,046,875
                                                                                                              -----------
                                                                                                                7,644,725
                                                                                                              -----------
   CHEMICALS 3.7%
   Akzo Nobel NV                                                                     Netherlands     160,000    8,021,746
   BASF AG                                                                             Germany       140,900    7,362,036
   DSM NV, Br.                                                                       Netherlands     150,000    6,010,269
   Kemira OY                                                                           Finland       447,900    2,728,073
   Lyondell Chemical Co.                                                            United States    200,000    2,550,000
                                                                                                              -----------
                                                                                                               26,672,124
                                                                                                              -----------
   DATA PROCESSING & REPRODUCTION 1.6%
(a)3Com Corp.                                                                       United States    170,600    8,018,200
   Compaq Computer Corp.                                                            United States    120,000    3,247,500
                                                                                                              -----------
                                                                                                               11,265,700
                                                                                                              -----------
   ELECTRICAL & ELECTRONICS 7.4%
(a)ABB Ltd.                                                                          Switzerland      35,975    4,386,370
   Alcatel SA                                                                          France         45,000   10,329,206
   Catic Shenzhen Holdings Ltd., H                                                      China      9,945,000      678,054
   Fuji Photo Film Co. Ltd.                                                             Japan        200,000    7,300,484
   Hitachi Ltd.                                                                         Japan        303,500    4,870,969

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

   TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY       SHARES       VALUE
  ----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   ELECTRICAL & ELECTRONICS (CONT.)
   Koninklijke Philips Electronics NV                                                Netherlands      60,000  $ 8,154,636
   Marconi PLC                                                                     United Kingdom    627,100   11,087,276
   Motorola Inc.                                                                    United States     40,000    5,890,000
                                                                                                              -----------
                                                                                                               52,696,995
                                                                                                              -----------
   ELECTRONIC COMPONENTS & INSTRUMENTS .7%
   Hewlett Packard Co.                                                              United States     45,000    5,127,188
                                                                                                              -----------
   ENERGY EQUIPMENT & SERVICES .2%
   TransCanada PipeLines Ltd.                                                          Canada        150,000    1,296,770
                                                                                                              -----------
   ENERGY SOURCES 4.3%
   Amerada Hess Corp.                                                               United States     55,000    3,121,250
   Burlington Resources Inc.                                                        United States    150,000    4,959,375
   Norsk Hydro ASA                                                                     Norway         97,000    4,056,044
   Occidental Petroleum Corp.                                                       United States    175,000    3,784,375
(a)Ranger Oil Ltd.                                                                     Canada        273,050      849,799
(a)Renaissance Energy Ltd.                                                             Canada        254,800    2,555,225
   Shell Transport & Trading Co. PLC                                               United Kingdom    616,053    5,119,919
   Societe Elf Aquitaine SA, Br.                                                       France         37,072    5,710,275
   Valero Energy Corp.                                                              United States     28,500      566,437
                                                                                                              -----------
                                                                                                               30,722,699
                                                                                                              -----------
   FINANCIAL SERVICES 3.1%
   AXA SA                                                                              France         27,702    3,859,818
   ING Groep NV                                                                      Netherlands     106,397    6,420,453
   Merrill Lynch & Co. Inc.                                                         United States    105,000    8,767,500
   Nomura Securities Co. Ltd.                                                           Japan        180,000    3,249,988
                                                                                                              -----------
                                                                                                               22,297,759
                                                                                                              -----------
   FOOD & HOUSEHOLD PRODUCTS 2.6%
   Archer-Daniels Midland Co.                                                       United States    656,318    7,998,876
   IBP Inc.                                                                         United States    220,543    3,969,774
   Northern Foods PLC                                                              United Kingdom  2,208,797    3,516,113
   Tate & Lyle PLC                                                                 United Kingdom    450,000    2,952,632
                                                                                                              -----------
                                                                                                               18,437,395
                                                                                                              -----------
   FOREST PRODUCTS & PAPER 2.3%
   Assidoman AB                                                                        Sweden        249,730    4,066,738
   Bowater Inc.                                                                     United States    100,000    5,431,250
   Carter Holt Harvey Ltd.                                                           New Zealand     880,712    1,150,427
   Metsa Serla OY, B                                                                   Finland       270,000    3,139,535
   Stora Enso OYJ, R                                                                   Finland       159,700    2,783,053
                                                                                                              -----------
                                                                                                               16,571,003
                                                                                                              -----------
   HEALTH & PERSONAL CARE 2.0%
   Aetna Inc.                                                                       United States    110,000    6,139,375
   Aventis SA                                                                          France         60,000    3,485,352
   Medeva PLC                                                                      United Kingdom  1,564,200    4,449,136
                                                                                                              -----------
                                                                                                               14,073,863
                                                                                                              -----------
   INDUSTRIAL COMPONENTS .5%
   BAE Systems PLC                                                                 United Kingdom    107,950      171,842
   Michelin SA, B                                                                      France         90,000    3,533,676
                                                                                                              -----------
                                                                                                                3,705,518
                                                                                                              -----------
   INSURANCE 4.8%
   Ace Ltd.                                                                            Bermuda       121,500    2,027,531
   Allstate Corp.                                                                   United States    195,000    4,680,000
   Partnerre Ltd.                                                                      Bermuda       127,900    4,148,756
   Torchmark Corp.                                                                  United States    240,000    6,975,000

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

 TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   INSURANCE (CONT.)
   Unumprovident Corp.                                                           United States        81,100  $ 2,600,269
   XL Capital Ltd., A                                                               Bermuda           35,000    1,815,625
   Zurich Allied AG                                                               Switzerland         11,500    6,556,986
   Zurich Allied PLC                                                            United Kingdom       440,000    5,219,387
                                                                                                              -----------
                                                                                                               34,023,554
                                                                                                              -----------
   MACHINERY & ENGINEERING 4.7%
   First Tractor Company Ltd., H                                                     China         6,860,000      970,734
   Invensys PLC                                                                 United Kingdom     1,459,542    7,854,736
   KCI Konecranes International PLC                                                 Finland          232,100    8,921,351
   Laird Group PLC                                                              United Kingdom     1,183,700    4,686,822
   Makita Corp.                                                                      Japan           653,000    5,879,141
   METSO OYJ                                                                        Finland          392,800    5,101,299
                                                                                                              -----------
                                                                                                               33,414,083
                                                                                                              -----------
   MERCHANDISING 3.5%
   Hudsons Bay Co.                                                                  Canada           276,500    3,289,162
   J.C. Penney Co. Inc.                                                          United States        80,000    1,595,000
   Marks & Spencer PLC                                                          United Kingdom     1,616,900    7,689,009
   Matsuzakaya Co. Ltd.                                                              Japan            51,000      152,224
   Safeway PLC                                                                  United Kingdom     1,838,498    6,328,685
   Sears, Roebuck & Co.                                                          United States       155,900    4,745,206
   Somerfield PLC                                                               United Kingdom     1,000,000    1,446,418
                                                                                                              -----------
                                                                                                               25,245,704
                                                                                                              -----------
   METALS & MINING 5.7%
   Anglo American Platinum Corp. Ltd.                                            South Africa        353,665   10,744,980
   Barrick Gold Corp.                                                               Canada           250,000    4,452,244
   Companhia Siderurgica Nacional Sid Nacional CSN                                  Brazil       129,100,000    5,002,491
   Corus Group PLC                                                              United Kingdom     3,500,000    9,135,058
   Industrias Penoles SA                                                            Mexico         1,875,300    5,403,239
   Pohang Iron & Steel Co. Ltd.                                                   South Korea         53,400    6,103,789
                                                                                                              -----------
                                                                                                               40,841,801
                                                                                                              -----------
   MULTI-INDUSTRY 6.0%
   Beijing Datang Power Generation Co. Ltd., H                                       China         6,860,000    1,129,581
   Broken Hill Proprietary Co. Ltd.                                                Australia         444,654    5,838,596
   Cheung Kong Holdings Ltd.                                                       Hong Kong       1,180,000   14,990,030
   Hutchison Whampoa Ltd.                                                          Hong Kong         366,600    5,329,105
   Pacific Dunlop Ltd.                                                             Australia       1,979,000    2,801,103
   Saab AB, B                                                                       Sweden           296,997    2,863,463
   Swire Pacific Ltd., A                                                           Hong Kong       1,421,800    8,395,269
   Swire Pacific Ltd., B                                                           Hong Kong       1,304,000    1,149,083
                                                                                                              -----------
                                                                                                               42,496,230
                                                                                                              -----------
   REAL ESTATE 2.1%
   China Resources Beijing Land Ltd.                                                 China         4,652,000      532,615
   General Growth Properties Inc.                                                United States       164,500    4,606,000
   Hang Lung Development Co. Ltd.                                                  Hong Kong       3,624,000    4,102,554
   Highwoods Properties Inc.                                                     United States       164,900    3,833,925
   National Health Investors Inc.                                                United States       123,400    1,835,575
   New World Development Co. Ltd.                                                  Hong Kong          13,457       30,295
                                                                                                              -----------
                                                                                                               14,940,964
                                                                                                              -----------
   TELECOMMUNICATIONS 7.9%
   Cable & Wireless HKT Ltd.                                                       Hong Kong       2,857,746    8,253,219
   Embratel Participacoes SA                                                        Brazil        35,487,000    6,277,170
(a)General Motors Corp., H                                                       United States        66,000    6,336,000
   Nippon Telegraph & Telephone Corp.                                                Japan               458    7,843,617

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

 TEMPLETON GLOBAL GROWTH FUND                                                     COUNTRY           SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   TELECOMMUNICATIONS (CONT.)
   SK Telecom Co. Ltd., ADR                                                      South Korea         211,710  $ 8,124,371
   Telecom Corp. of New Zealand Ltd.                                             New Zealand         161,000      757,101
   Telecomunicacoes de Sao Paulo SA                                                Brazil        276,690,000    3,830,621
   Telefonica de Argentina SA, ADR                                                Argentina          167,000    5,156,125
   Telefonos de Mexico SA (Telmex), ADR                                            Mexico             85,100    9,573,750
                                                                                                              -----------
                                                                                                               56,151,974
                                                                                                              -----------
   TEXTILES & APPAREL .7%
   Adidas-Salomon AG                                                               Germany            60,000    4,500,151
   Courtaulds Textiles PLC                                                     United Kingdom        271,300      287,185
                                                                                                              -----------
                                                                                                                4,787,336
                                                                                                              -----------
   TRANSPORTATION 2.9%
   Airborne Freight Corp.                                                       United States        150,000    3,300,000
   British Airways PLC                                                         United Kingdom      1,205,032    7,848,278
   Singapore Airlines Ltd.                                                        Singapore          821,600    9,323,470
                                                                                                              -----------
                                                                                                               20,471,748
                                                                                                              -----------
   UTILITIES ELECTRICAL & GAS 7.9%
   CLP Holdings Ltd.                                                              Hong Kong          800,000    3,684,312
   Electrabel SA                                                                   Belgium            10,500    3,435,518
   Entergy Corp.                                                                United States        183,900    4,735,425
   Evn AG                                                                          Austria            19,824    2,993,657
   Hong Kong Electric Holdings Ltd.                                               Hong Kong        2,944,000    9,202,959
   Iberdrola SA, Br.                                                                Spain            494,700    6,852,987
   Korea Electric Power Corp.                                                    South Korea         106,600    3,304,553
   National Grid Group PLC                                                     United Kingdom        775,100    5,881,175
   National Power PLC                                                          United Kingdom        747,800    4,302,355
   Potomac Electric Power Co.                                                   United States        100,000    2,293,750
   Transportadora de Gas del Sur SA, B, ADR                                       Argentina          386,900    3,554,644
   Veba AG                                                                         Germany           128,400    6,269,405
                                                                                                              -----------
                                                                                                               56,510,740
                                                                                                              -----------
   TOTAL COMMON STOCKS (COST $568,225,819)                                                                    660,863,974
                                                                                                              -----------


                                                                                                  SHARES/
                                                                                                  RIGHTS
                                                                                                  ------
   PREFERRED STOCKS AND RIGHTS 2.4%
   Banco Bradesco SA, pfd.                                                         Brazil        451,500,022    3,541,520
(a)Banco Bradesco SA, pfd., rts., 2/09/00                                          Brazil         29,317,744      116,362
   Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd.                      Brazil            158,760    1,893,864
   Centrais Geradoras do Sul do Brasil SA, ADR, pfd.                               Brazil             17,640       96,183
   Embratel Participacoes SA, ADR, pfd.                                            Brazil             98,400    2,681,400
   News Corp. Ltd., pfd.                                                           Australia         507,513    4,348,027
   Telecomunicacoes de Sao Paulo SA, ADR, pfd.                                     Brazil             98,400    2,404,650
   Telemig Celular Participacoes SA, ADR, pfd.                                     Brazil              4,920      227,242
   Telesp Celular Participacoes SA, ADR, pfd.                                      Brazil             39,360    1,667,880
                                                                                                              -----------
   TOTAL PREFERRED STOCKS AND RIGHTS (COST $16,101,675)                                                        16,977,128
                                                                                                              -----------
   TOTAL LONG TERM INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $584,327,494)                                677,841,102
                                                                                                              -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                 PRINCIPAL
 TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY      AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
(h)REPURCHASE AGREEMENT (COST $34,348,000) 4.8%

   Barclays Bank PLC, 3.00%, 1/03/00 (Maturity Value $34,356,587)
    Collateralized by U.S. Treasury Notes and Bonds                              United States   $ 34,348,000   $ 34,348,000
                                                                                                                ------------
   TOTAL INVESTMENTS (COST $618,675,494) 99.9%                                                                   712,189,102
   OTHER ASSETS, LESS LIABILITIES .1%                                                                                604,348
                                                                                                                ------------
   TOTAL NET ASSETS 100.0%                                                                                      $712,793,450
                                                                                                                ============


(a)Non-income producing.
(h)At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                PRINCIPAL
 TEMPLETON GLOBAL INCOME SECURITIES FUND                                                         AMOUNT*           VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 96.9%

 ARGENTINA 1.5%
 Republic of Argentina, 11.75%, 4/07/09                                                    $  1,355,000        $ 1,353,306
                                                                                                               -----------
 AUSTRALIA 4.1%
 New South Wales Treasury Corp., 144A, 7.00%, 4/01/04                                         4,100,000 AUD      2,687,966
 Queensland Treasury Corp., 6.50%, 6/14/05                                                    1,612,000 AUD      1,035,525
                                                                                                               -----------
                                                                                                                 3,723,491
                                                                                                               -----------
 BELGIUM 3.4%
 Kingdom of Belgium, 7.75%, 10/15/04                                                          2,782,000 EUR      3,118,512
                                                                                                               -----------
 BRAZIL 1.3%
 Republic of Brazil, FRN, 7.00%, 4/15/09                                                      1,510,000          1,216,494
                                                                                                               -----------
 BULGARIA 2.6%
 Republic of Bulgaria, Series A, FRN, 6.50%, 7/28/24                                          2,970,000          2,385,296
                                                                                                               -----------
 CANADA 1.9%
 Government of Canada:
    8.75%, 12/01/05                                                                           1,037,000 CAD        804,312
    7.00%, 12/01/06                                                                           1,229,000 CAD        884,644
                                                                                                               -----------
                                                                                                                 1,688,956
                                                                                                               -----------
 COLOMBIA 1.0%
 Republic of Columbia, 9.75%, 4/23/09                                                           960,000            919,973
                                                                                                               -----------
 DENMARK 2.4%
 Kingdom of Denmark, 7.00%, 12/15/04                                                         15,100,000 DKK      2,191,280
                                                                                                               -----------
 GERMANY 15.9%
 Federal Republic of Germany:
    3.25%, 2/17/04                                                                            5,489,000 EUR      5,222,646
    4.50%, 7/04/09                                                                            9,796,000 EUR      9,250,627
                                                                                                               -----------
                                                                                                                14,473,273
                                                                                                               -----------
 ITALY 6.7%
 Buoni Poliennali del Tesoro:
    10.50%, 7/15/00                                                                           2,272,406 EUR      2,354,308
    7.75%, 11/01/06                                                                           3,305,318 EUR      3,770,186
                                                                                                               -----------
                                                                                                                 6,124,494
                                                                                                               -----------
 JAPAN 4.8%
 International Bank for Recon/Dev., 5.25%, 3/20/02                                          397,400,000 JPY      4,325,179
                                                                                                               -----------
 MEXICO 8.1%
 United Mexican States:
    9.75%, 4/06/05                                                                            4,000,000          4,165,000
    9.875%, 1/15/07                                                                           1,700,000          1,772,250
    11.50%, 5/15/26                                                                           1,230,000          1,465,238
                                                                                                               -----------
                                                                                                                 7,402,488
                                                                                                               -----------
 NEW ZEALAND 2.9%
 Government of New Zealand, 7.00%, 7/15/09                                                    5,050,000 NZD      2,581,738
                                                                                                               -----------
 PERU 1.0%
 Republic of Peru, FRN, 4.50%, 3/07/17                                                        1,300,000            900,250
                                                                                                               -----------
 SPAIN 2.7%
 Bonos Y Oblig Del Estado, 3.25%, 1/31/05                                                     2,671,000 EUR      2,465,021
                                                                                                               -----------
 SWEDEN 3.8%
 Kingdom of Sweden, 6.00%, 2/09/05                                                           28,700,000 SEK      3,453,212
                                                                                                               -----------
 TURKEY .6%
 Republic of Turkey, 12.375%, 6/15/09                                                           535,000            575,125
                                                                                                               -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                             PRINCIPAL
 TEMPLETON GLOBAL INCOME SECURITIES FUND                                                      AMOUNT*             VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 UNITED KINGDOM 10.3%
 United Kingdom:
    6.50%, 12/07/03                                                                        $  4,100,000 GBP   $ 6,691,646
    7.50%, 12/07/06                                                                           1,500,000 GBP     2,643,717
                                                                                                              -----------
                                                                                                                9,335,363
                                                                                                              -----------
 UNITED STATES 20.2%
 U.S. Treasury Bond, 5.25%, 11/15/28                                                          9,035,000         7,448,228
 U.S. Treasury Notes:
    4.50%, 1/31/01                                                                            8,970,000         8,824,238
    7.25%, 8/15/04                                                                            2,019,000         2,083,986
                                                                                                              -----------
                                                                                                               18,356,452
                                                                                                              -----------
 VENEZUELA 1.7%
 Republic of Venezuela, 144A, 9.125%, 6/18/07                                                 1,940,000         1,522,900
                                                                                                              -----------
 TOTAL LONG TERM INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $93,439,070)                                    88,112,803
                                                                                                              -----------
(h)REPURCHASE AGREEMENT (COST $1,568,000) 1.7%
 Barclays Bank PLC, 3.00%, 1/03/00 (Maturity Value $1,568,392)
  Collateralized by Treasury Notes and Bonds                                                  1,568,000         1,568,000
                                                                                                              -----------
 TOTAL INVESTMENTS (COST $95,007,070) 98.6%                                                                    89,680,803
 NET EQUITY IN FORWARD CONTRACTS (.2%)                                                                           (169,791)
 OTHER ASSETS, LESS LIABILITIES 1.6%                                                                            1,468,899
                                                                                                              -----------
 TOTAL NET ASSETS 100.0%                                                                                      $90,979,911
                                                                                                              ===========



 *  Securities traded in U.S. dollars unless otherwise indicated.
(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999



                                                                                            SHARES/
 TEMPLETON INTERNATIONAL EQUITY FUND                              COUNTRY                  WARRANTS                 VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 90.3%
    AEROSPACE & MILITARY TECHNOLOGY .6%
    BAE Systems PLC .......................................       United Kingdom           557,125             $ 3,687,035
    Hong Kong Aircraft Engineering Co. Ltd. ...............          Hong Kong             513,400                 851,979
                                                                                                               -----------
                                                                                                                 4,539,014
                                                                                                               -----------
    APPLIANCES & HOUSEHOLD DURABLES 2.5%
    Sony Corp. ............................................            Japan                65,000              19,273,866
                                                                                                               -----------
    AUTOMOBILES 2.7%
    Autoliv Inc., SDR .....................................           Sweden               317,000               9,280,776
    Fiat SpA ..............................................            Italy               339,141               9,679,500
    Volvo AB, B ...........................................           Sweden                91,500               2,366,843
                                                                                                               -----------
                                                                                                                21,327,119
                                                                                                               -----------
    BANKING 8.6%
    Australia & New Zealand Banking Group Ltd. ............          Australia           1,193,500               8,682,322
    Banco Popular Espanol SA ..............................            Spain                62,400               4,067,653
    BPI Socieda de Gestora de Participacoes Socias SA .....          Portugal            1,609,890               6,855,768
    Foreningssparbanken AB, A .............................           Sweden               244,500               3,593,474
    Kookmin Bank ..........................................         South Korea              9,710                 152,213
 (a)Merita AS .............................................           Finland            1,254,500               7,375,697
    National Bank of Canada ...............................           Canada               447,000               5,719,275
    National Westminster Bank PLC .........................       United Kingdom           641,668              13,823,286
    Svenska Handelsbanken, A ..............................           Sweden               466,200               5,865,185
    Unibanco Uniao de Bancos Brasileiros SA, GDR ..........           Brazil               358,700              10,805,838
                                                                                                               -----------
                                                                                                                66,940,711
                                                                                                               -----------
    BROADCASTING & PUBLISHING 1.4%
    Wolters Kluwer NV .....................................         Netherlands            331,600              11,216,913
                                                                                                               -----------
    BUILDING MATERIALS & COMPONENTS 3.2%
    Anglian Group PLC .....................................       United Kingdom         2,028,800               7,377,216
    Hepworth PLC ..........................................       United Kingdom         1,330,100               4,094,963
    Pioneer International Ltd. ............................          Australia           4,462,117              13,445,847
                                                                                                               -----------
                                                                                                                24,918,026
                                                                                                               -----------
    BUSINESS & PUBLIC SERVICES .7%
    Lex Service PLC .......................................       United Kingdom           902,000               5,495,645
                                                                                                               -----------
    CHEMICALS 5.2%
    Akzo Nobel NV .........................................         Netherlands            129,200               6,477,560
    BASF AG ...............................................           Germany              200,900              10,497,040
 (a)Clariant AG ...........................................         Switzerland             29,800              14,202,951
    Imperial Chemical Industries PLC ......................       United Kingdom           857,000               9,085,638
                                                                                                               -----------
                                                                                                                40,263,189
                                                                                                               -----------
    CONSTRUCTION & HOUSING 1.2%
    Fletcher Challenge Building Ltd. ......................         New Zealand          6,285,000               9,260,612
                                                                                                               -----------
    ELECTRICAL & ELECTRONICS 8.9%
    Alcatel SA ............................................           France                62,610              14,371,368
    Hitachi Ltd. ..........................................            Japan               783,000              12,566,619
    Koninklijke Philips Electronics NV ....................         Netherlands            147,772              20,083,781
    Marconi PLC ...........................................       United Kingdom         1,213,000              21,446,126
 (a)Thomson Multimedia ....................................           France                25,600               1,378,838
                                                                                                               -----------
                                                                                                                69,846,732
                                                                                                               -----------
    ENERGY SOURCES 2.4%
    Total Fina SA, B ......................................           France               138,373              18,458,092
                                                                                                               -----------
    FINANCIAL SERVICES 4.0%
    ING Groep NV ..........................................         Netherlands            171,785              10,366,247
    Lend Lease Corp. Ltd. .................................          Australia             607,000               8,503,890
    Nomura Securities Co. Ltd. ............................            Japan               675,000              12,187,454
                                                                                                               -----------
                                                                                                                31,057,591
                                                                                                               -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                           SHARES/
 TEMPLETON INTERNATIONAL EQUITY FUND                                  COUNTRY             WARRANTS              VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     FOOD & HOUSEHOLD PRODUCTS 1.5%
     McBride PLC ..........................................       United Kingdom         1,000,000          $ 1,624,190
     Tate & Lyle PLC ......................................       United Kingdom         1,540,500           10,107,843
                                                                                                            -----------
                                                                                                             11,732,033
                                                                                                            -----------
     FOREST PRODUCTS & PAPER 2.6%
     Cartiere Burgo SpA ...................................            Italy               696,200            4,584,561
     Kimberly Clark de Mexico SA de CV, A .................           Mexico             1,115,000            4,354,090
     Mayr-Melnhof Karton AG ...............................           Austria               39,400            1,824,625
(a)  PT Indah Kiat Pulp & Paper Corp., wts., 4/13/01 ......          Indonesia             760,053              201,230
     Stora Enso OYJ, R., fgn. .............................           Finland              567,304            9,738,552
                                                                                                            -----------
                                                                                                             20,703,058
                                                                                                            -----------
     HEALTH & PERSONAL CARE 3.3%
     Aventis SA ...........................................           France               185,080           10,751,149
     Internatio-Muller NV .................................         Netherlands            240,308            5,032,122
     Nycomed Amersham PLC .................................       United Kingdom         1,575,700            9,814,321
                                                                                                            -----------
                                                                                                             25,597,592
                                                                                                            -----------
     INDUSTRIAL COMPONENTS .6%
(a)  BAE Systems PLC ......................................       United Kingdom           164,275              261,504
     Meggitt PLC ..........................................       United Kingdom         1,487,610            4,664,033
                                                                                                            -----------
                                                                                                              4,925,537
                                                                                                            -----------
     INSURANCE 5.0%
     Ace Ltd. .............................................           Bermuda              682,500           11,389,219
     Muenchener Rueckversicherungs-Gesellschaft ...........           Germany               66,000           16,810,631
     Zurich Allied PLC ....................................       United Kingdom           920,100           10,914,450
                                                                                                            -----------
                                                                                                             39,114,300
                                                                                                            -----------
     LEISURE & TOURISM 3.8%
(a)  Amadeus Global Travel Distribution SA, 144A ..........            Spain             1,351,700           21,432,875
     Kuoni Reisen Holding AG, B ...........................         Switzerland              1,890            7,844,835
                                                                                                            -----------
                                                                                                             29,277,710
                                                                                                            -----------
     MACHINERY & ENGINEERING 3.5%
     Bucher Holding AG, Br. ...............................         Switzerland             12,800           10,448,980
     IHC Caland NV ........................................         Netherlands            187,500            6,842,721
     Invensys PLC .........................................       United Kingdom         1,820,854            9,799,188
                                                                                                            -----------
                                                                                                             27,090,889
                                                                                                            -----------
     MERCHANDISING 2.9%
     David Jones Ltd. .....................................          Australia           2,463,527            2,231,880
     Hudsons Bay Co. ......................................           Canada               357,000            4,246,767
     Marks & Spencer PLC ..................................       United Kingdom         1,634,000            7,770,327
     Safeway PLC ..........................................       United Kingdom         1,695,778            5,837,399
     Storehouse ...........................................       United Kingdom         3,314,000            2,396,714
                                                                                                            -----------
                                                                                                             22,483,087
                                                                                                            -----------
     METALS & MINING 3.8%
     Boehler-Uddeholm AG ..................................           Austria               33,000            1,521,595
     Boehler-Uddeholm AG, 144A ............................           Austria               27,055            1,247,477
     Companhia Siderurgica Nacional CSN, ADR ..............           Brazil               244,565            8,987,764
     Corus Group PLC ......................................       United Kingdom         4,033,200           10,526,719
     Grupo Mexico SA de CV, B .............................           Mexico             1,291,200            6,398,083
     Pohang Iron & Steel Co. Ltd. .........................         South Korea             10,450            1,194,468
                                                                                                            -----------
                                                                                                             29,876,106
                                                                                                            -----------
     MULTI-INDUSTRY 3.6%
     Cheung Kong Holdings Ltd. ............................          Hong Kong             928,600           11,796,392
     Elementis PLC ........................................       United Kingdom         3,336,000            4,340,029

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                        SHARES/
 TEMPLETON INTERNATIONAL EQUITY FUND                              COUNTRY               WARRANTS               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   MULTI-INDUSTRY (CONT.)
   Jardine Strategic Holdings Ltd. ........................       Hong Kong            2,574,940           $  5,124,131
   Swire Pacific Ltd., B ..................................       Hong Kong            7,937,100              6,994,164
                                                                                                           ------------
                                                                                                             28,254,716
                                                                                                           ------------
   REAL ESTATE .1%
   Hang Lung Development Co. Ltd. .........................       Hong Kong              779,000                881,868
                                                                                                           ------------
   RECREATION & OTHER CONSUMER GOODS
   Yue Yuen Industrial Holdings Ltd. ......................       Hong Kong                  800                  1,914
                                                                                                           ------------
   TELECOMMUNICATIONS 10.6%
   Korea Telecom Corp., ADR ...............................      South Korea             187,620             14,024,595
   Nippon Telegraph & Telephone Corp. .....................         Japan                  1,300             22,263,542
   Nokia Corp., A .........................................        Finland                89,300             16,182,422
   Smartone Telecommunications Holdings Ltd. ..............       Hong Kong            1,602,000              7,728,179
   Telecomunicacoes Brasileiras SA, ADR ...................        Brazil                126,640             16,273,240
   Telefonica del Peru SA, ADR ............................         Peru                 238,700              3,192,613
   Telefonica del Peru SA, B ..............................         Peru               2,365,602              3,081,317
                                                                                                           ------------
                                                                                                             82,745,908
                                                                                                           ------------
   TRANSPORTATION 1.9%
   Air New Zealand Ltd., B ................................      New Zealand           1,132,000              1,656,112
   British Airways PLC ....................................    United Kingdom          1,175,000              7,652,682
   Mayne Nickless Ltd., A .................................       Australia            2,125,500              5,483,883
                                                                                                           ------------
                                                                                                             14,792,677
                                                                                                           ------------
   UTILITIES ELECTRICAL & GAS 5.7%
   CLP Holdings Ltd. ......................................       Hong Kong            1,573,000              7,244,279
   Iberdrola SA, Br. ......................................         Spain                767,800             10,636,190
   Korea Electric Power Corp. .............................      South Korea              66,000              2,045,971
   Shandong Huaneng Power Development Co. Ltd., ADR .......         China                338,300              1,458,919
   Thames Water Group PLC .................................    United Kingdom            896,939             11,067,326
   Transportadora de Gas del Sur SA, B, Reg S, ADR ........       Argentina              516,300              4,743,506
   Veba AG ................................................        Germany               151,650              7,404,636
                                                                                                           ------------
                                                                                                             44,600,827
                                                                                                           ------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $558,603,713) ....                                                704,675,732
                                                                                                           ============


                                                                                       SHARES/
                                                                                       RIGHTS
                                                                                     -----------
    PREFERRED STOCKS AND RIGHTS 3.1%
    Banco Bradesco SA, pfd. ...............................        Brazil            525,200,000              4,119,615
(a) Banco Bradesco SA, pfd., rts., 2/09/00 ................        Brazil             34,103,385                135,356
    Banco Itau SA, pfd. ...................................        Brazil             42,090,000              3,611,376
    Petroleo Brasileiro SA, pfd. ..........................        Brazil             30,000,000              7,639,081
    Volkswagen AG, pfd. ...................................        Germany               275,000              8,859,358
                                                                                                             ----------
    TOTAL PREFERRED STOCKS AND RIGHTS (COST $20,772,912)                                                     24,364,786
                                                                                                             ===========

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                     PRINCIPAL
 TEMPLETON INTERNATIONAL EQUITY FUND                                     COUNTRY       AMOUNT                   VALUE
---------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENT (COST $4,986,250) .7%
   U.S. Treasury Bill, 4.95%, 1/20/00 ............................   United States   $ 5,000,000             $  4,988,170
                                                                                                             ------------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
         (COST $584,362,875) .....................................                                            734,028,688
                                                                                                              -----------
 (h)REPURCHASE AGREEMENTS 6.0%
     Barclays Bank PLC, 3.00%, 1/03/00, (Maturity
         Value $23,759,939)
      Collateralized by U.S. Treasury Notes and Bonds ............   United States    23,754,000               23,754,000
     Paribas Corp., 3.00%, 1/03/00, (Maturity
         Value $23,355,838)
      Collateralized by U.S. Treasury Notes and Bonds ............   United States    23,350,000               23,350,000
                                                                                                             ------------
    TOTAL REPURCHASE AGREEMENTS (COST $47,104,000) ...............                                             47,104,000
                                                                                                             ------------
    TOTAL INVESTMENTS (COST $631,466,875) 100.1% .................                                            781,132,688
    OTHER ASSETS, LESS LIABILITIES (.1%) .........................                                               (863,696)
                                                                                                             ------------
    TOTAL NET ASSETS 100.0% ......................................                                           $780,268,992
                                                                                                             ============

(a)Non-income producing.
(h)At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


    TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                    COUNTRY              SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 88.2%
    APPLIANCES & HOUSEHOLD DURABLES 1.3%
    Fisher & Paykel Ltd. ...................................       New Zealand             70,222            $  267,844
    Guangdong Kelon Electrical Holdings. Ltd., H ...........          China                92,000                69,827
                                                                                                             ----------
                                                                                                                337,671
                                                                                                             ----------
    AUTOMOBILES 2.1%
    Bilia AB, A ............................................         Sweden                28,100               247,795
    Volvo AB, B ............................................         Sweden                11,600               300,059
                                                                                                             ----------
                                                                                                                547,854
                                                                                                             ----------
    BANKING 4.1%
    Banco de Valencia SA ...................................          Spain                 9,816                81,528
    Banco Pastor SA ........................................          Spain                 8,000               326,185
    Bank Austria AG, 144A ..................................         Austria                6,000               338,266
    Unibanco Uniao de Bancos Brasileiros SA, GDR ...........         Brazil                10,235               308,329
                                                                                                             ----------
                                                                                                              1,054,308
                                                                                                             ----------
    BROADCASTING & PUBLISHING 3.4%
    GTC Transcontinental Group Ltd., B .....................         Canada                63,300               875,579
                                                                                                             ----------
    BUILDING MATERIALS & COMPONENTS 8.8%
    Caradon PLC ............................................     United Kingdom           117,500               296,233
    Cristaleria Espanola SA, Br. ...........................          Spain                 1,291                50,039
    Danske Traelast AS .....................................         Denmark                3,752               329,866
    Gujarat Ambuja Cements Ltd. ............................          India                95,000               711,954
    Sarna Kunststoff Holding AG ............................       Switzerland                 52                57,143
    Schuttersveld NV .......................................       Netherlands             11,146               188,516
(a) Siam City Cement Public Co. Ltd., fgn. .................        Thailand              112,701               606,597
                                                                                                             ----------
                                                                                                              2,240,348
                                                                                                             ----------
    BUSINESS & PUBLIC SERVICES 4.4%
    Kardex AG, Br. .........................................       Switzerland              1,494               461,569
    Lex Service PLC ........................................     United Kingdom            54,100               329,617
    Scribona AB, B .........................................         Sweden                19,045                67,850
    Sifo Group AB ..........................................         Sweden                20,745               263,429
                                                                                                             ----------
                                                                                                              1,122,465
                                                                                                             ----------
    CHEMICALS 1.6%
    Energia e Industrias Aragonesas Eia SA .................          Spain                34,500               159,423
    Yule Catto & Company PLC ...............................     United Kingdom            61,600               243,903
                                                                                                             ----------
                                                                                                                403,326
                                                                                                             ----------
    CONSTRUCTION & HOUSING 2.8%
    Grupo Dragados SA ......................................          Spain                42,465               374,503
    Hollandsche Beton Groep NV .............................       Netherlands              9,600                91,815
    Leighton Holdings Ltd. .................................        Australia              67,050               259,708
                                                                                                             ----------
                                                                                                                726,026
                                                                                                             ----------
    ELECTRICAL & ELECTRONICS 2.8%
    Techtronic Industries Co. Ltd. .........................        Hong Kong           1,706,000               278,719
    Varitronix International Ltd. ..........................        Hong Kong             187,500               431,755
                                                                                                             ----------
                                                                                                                710,474
                                                                                                             ----------
    ELECTRONIC COMPONENTS & INSTRUMENTS 2.9%
    Swisslog Holding AG ....................................       Switzerland              1,000               291,994
    VTech Holdings Ltd. ....................................        Hong Kong             136,000               442,632
                                                                                                             ----------
                                                                                                                734,626
                                                                                                             ----------
(a) ENERGY SOURCES 1.1%
    Gas Authority of India Ltd., GDR, 144A .................          India                29,000               274,050
                                                                                                             ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


    TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                 COUNTRY                SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FINANCIAL SERVICES 4.8%
    Dah Sing Financial Holdings Ltd. .....................         Hong Kong              134,800            $  537,570
    Housing Development Finance Corp. Ltd. ...............           India                 45,500               299,149
    Morgan Stanley Growth Fund ...........................           India                  7,100                 2,489
    Mutual Risk Management Ltd. ..........................          Bermuda                23,350               392,572
                                                                                                             ----------
                                                                                                              1,231,780
                                                                                                             ----------
    FOOD & HOUSEHOLD PRODUCTS 7.0%
(a) Charoen Pokphand Feedmill Public Co. Ltd., fgn. ......         Thailand                86,273               252,865
    Geest PLC ............................................      United Kingdom             44,750               296,877
    Hazlewood Foods PLC ..................................      United Kingdom            111,770               162,569
    Illovo Sugar Ltd. ....................................       South Africa             187,000               223,306
    McBride PLC ..........................................      United Kingdom             64,100               104,111
    National Foods Ltd. ..................................         Australia              182,091               320,374
    Perkins Foods PLC ....................................      United Kingdom            189,240               420,520
                                                                                                             ----------
                                                                                                              1,780,622
                                                                                                             ----------
    FOREST PRODUCTS & PAPER 1.0%
    Crown Van Gelder Papierfabrieken NV ..................        Netherlands               6,115                72,644
(a) Empaques Ponderosa SA de CV, B .......................          Mexico                151,800                72,896
    Munksjo AB ...........................................          Sweden                 12,995               100,843
                                                                                                             ----------
                                                                                                                246,383
                                                                                                             ----------
    HEALTH & PERSONAL CARE 3.2%
    Internatio-Muller NV .................................        Netherlands               5,844               122,375
    Moulin International Holdings Ltd. ...................         Hong Kong            2,271,176               219,127
    Ono Pharmaceutical Co Ltd. ...........................           Japan                 12,000               321,769
(a) SkyePharma PLC .......................................      United Kingdom            200,000               155,955
                                                                                                             ----------
                                                                                                                819,226
                                                                                                             ----------
    INDUSTRIAL COMPONENTS 4.4%
    Granges AB ...........................................          Sweden                 14,679               306,352
    Sylea SA .............................................          France                  4,447               217,134
    Weir Group PLC .......................................      United Kingdom            120,900               429,853
    Yamato Kogyo Co. Ltd. ................................           Japan                 41,000               184,968
                                                                                                             ----------
                                                                                                              1,138,307
                                                                                                             ----------
    MACHINERY & ENGINEERING 2.1%
    Arcadis NV ...........................................        Netherlands              37,875               299,324
    Laird Group PLC ......................................      United Kingdom             62,000               245,487
                                                                                                             ----------
                                                                                                                544,811
                                                                                                             ----------
    MERCHANDISING 13.4%
    Giordano International Ltd. ..........................         Hong Kong              933,000               960,185
    Li & Fung Ltd. .......................................         Hong Kong              482,000             1,209,108
    Northwest Company Fund ...............................          Canada                 31,365               276,578
    SA des Galeries Lafayette ............................          France                  4,300               713,420
    Samas-Groep NV .......................................        Netherlands              11,125               138,881
    Somerfield PLC .......................................      United Kingdom             82,800               119,763
                                                                                                             ----------
                                                                                                              3,417,935
                                                                                                             ----------
    METALS & MINING 6.4%
    Arbed SA .............................................        Luxembourg                1,448               146,360
    Boehler-Uddeholm AG ..................................          Austria                 4,993               230,222
    Elkem ASA, A .........................................          Norway                 23,850               550,740
    Iluka Resources Ltd. .................................         Australia              110,370               292,730
    Pohang Iron & Steel Co. Ltd. .........................       South Korea                2,625               300,046
    PT Tambang Timah .....................................         Indonesia              165,500               115,465
                                                                                                             ----------
                                                                                                              1,635,563
                                                                                                             ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


 TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                     COUNTRY               SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    MULTI-INDUSTRY 3.3%
    Amer Group Ltd., A ....................................         Finland                11,300           $   229,231
    Elementis PLC .........................................     United Kingdom            142,000               184,737
    Nagron Nationaal Grondbezit NV ........................       Netherlands               7,400               168,368
    Zehnder Holding AG, Br. ...............................       Switzerland                 465               256,954
                                                                                                            -----------
                                                                                                                839,290
                                                                                                            -----------
(a) TELECOMMUNICATIONS .3%
    Digital Telecommunications Philippines Inc. ...........       Philippines           2,198,000                76,357
                                                                                                            -----------
    TEXTILES & APPAREL 1.2%
    Gamma Holding NV ......................................       Netherlands               3,000               115,373
    Inner Mongolia Erdos Cashmere Products Co. Ltd., B ....          China                497,000               112,322
(a) Yizheng Chemical Fibre Co. Ltd., H ....................          China                326,000                91,214
                                                                                                            -----------
                                                                                                                318,909
                                                                                                            -----------
    TRANSPORTATION 3.5%
(a) Anangel-American Shipholdings Ltd., ADR ...............         Greece                 35,000               188,125
(a) Neptune Orient Lines Ltd. .............................        Singapore              105,000               140,588
(a) Orient Overseas International Ltd. ....................        Hong Kong              801,000               311,703
    Stolt Nielsen SA, ADR .................................         Norway                 15,000               262,500
                                                                                                            -----------
                                                                                                                902,916
                                                                                                            -----------
    UTILITIES ELECTRICAL & GAS 2.3%
    Endesa SA .............................................          Spain                 21,090               418,488
    Guangdong Electric Power Development Co Ltd., B .......          China                338,520               157,644
                                                                                                            -----------
                                                                                                                576,132
                                                                                                            -----------
    TOTAL COMMON STOCKS (COST $19,652,772)                                                                   22,554,958
                                                                                                            -----------
    PREFERRED STOCKS 5.2%
    Ballast Nedam NV, pfd. ................................       Netherlands               6,700               147,045
    Confab Industrial SA, pfd. ............................         Brazil                212,800               206,145
    Fertilizantes Fosfatados SA, pfd. .....................         Brazil             41,995,000               181,324
    Moebel Walther AG, pfd. ...............................         Germany                    50                   393
    Telemig Celular Participacoes SA, ADR, pfd. ...........         Brazil                 10,695               493,975
    Weg SA, pfd. ..........................................         Brazil                507,200               308,840
                                                                                                            -----------
    TOTAL PREFERRED STOCKS (COST $1,276,410) ..............                                                   1,337,722
                                                                                                            -----------
    TOTAL LONG TERM INVESTMENTS BEFORE REPURCHASE
         AGREEMENTS (COST $20,929,182) ....................                                                  23,892,680
                                                                                                            ===========

                                                                                       PRINCIPAL
                                                                                         AMOUNT
                                                                                       ---------
(h) REPURCHASE AGREEMENTS 6.4%
    Barclays Bank PLC, 3.00%, 1/03/00 (Maturity
        Value $826,207)
     Collateralized by U.S. Treasury Notes and Bonds ......      United States           $826,000               826,000
    Morgan Stanley Group Inc., 3.00%, 1/03/00
        (Maturity Value $820,205)
     Collateralized by U.S. Treasury Notes and Bonds ......      United States            820,000               820,000
                                                                                                            -----------
    TOTAL REPURCHASE AGREEMENTS (COST $1,646,000) .........                                                   1,646,000
                                                                                                            -----------
    TOTAL INVESTMENTS (COST $22,575,182) 99.8% ............                                                  25,538,680
    OTHER ASSETS, LESS LIABILITIES .2% ....................                                                      51,469
                                                                                                            -----------
    TOTAL NET ASSETS 100.0% ...............................                                                 $25,590,149
                                                                                                            ===========

(a) Non-income producing.
(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                  SHARES/
 TEMPLETON PACIFIC GROWTH FUND                                                      COUNTRY      WARRANTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 94.2%
    BANKING 17.3%
    DBS Group Holdings Ltd. ......................................................    Singapore       295,663    $  4,846,352
    HSBC Holdings PLC ............................................................    Hong Kong        93,000       1,304,046
    Overseas Union Bank Ltd. .....................................................    Singapore       593,629       3,475,162
(a) Philippine National Bank .....................................................   Philippines    1,443,750       3,403,381
(a) PT Bank Pan Indonesia TBK ....................................................    Indonesia    12,365,250       1,194,497
(a) Thai Farmers Bank Public Co. Ltd. ............................................    Thailand         36,570          41,900
(a) Thai Farmers Bank Public Co. Ltd., fgn. ......................................    Thailand      1,466,880       2,462,388
                                                                                                                 ------------
                                                                                                                   16,727,726
                                                                                                                 ------------
    BROADCASTING & PUBLISHING 4.3%
    South China Morning Post Ltd. ................................................    Hong Kong     4,888,000       4,212,981
                                                                                                                 ------------
    BUILDING MATERIALS & COMPONENTS 2.0%
    Gujarat Ambuja Cements Ltd., GDR, Reg S ......................................      India          41,600         319,280
    Okumura Corp. ................................................................      Japan         467,000       1,576,699
                                                                                                                 ------------
                                                                                                                    1,895,979
                                                                                                                 ------------
    BUSINESS & PUBLIC SERVICES 1.5%
    Kurita Water Industries Ltd. .................................................      Japan          93,000       1,478,025
                                                                                                                 ------------
    CONSTRUCTION & HOUSING 3.5%
    Daito Trust Construction Co. Ltd. ............................................      Japan          37,200         415,012
    Road King Infrastructure Ltd. ................................................    Hong Kong     3,831,977       2,316,883
    Toda Corp. ...................................................................      Japan         184,000         707,658
                                                                                                                 ------------
                                                                                                                    3,439,553
                                                                                                                 ------------
    ELECTRICAL & ELECTRONICS 1.1%
    Fuji Photo Film Co. Ltd. .....................................................      Japan          28,000       1,022,068
    Hitachi Ltd. .................................................................      Japan             800          12,840
                                                                                                                 ------------
                                                                                                                    1,034,908
                                                                                                                 ------------
(a) ENERGY SOURCES 1.2%
    Gas Authority of India Ltd., GDR, 144A .......................................      India         121,500       1,148,175
                                                                                                                 ------------
    FINANCIAL SERVICES 8.1%
    Commerce Asset-Holding Bhd. ..................................................    Malaysia      1,572,000       4,033,421
(a) Commerce Asset-Holding Bhd., wts., 3/16/02 ...................................    Malaysia        163,750         173,230
    Nomura Securities Co. Ltd. ...................................................      Japan         143,000       2,581,935
    Public Finance Bhd., fgn. ....................................................    Malaysia        928,000       1,054,989
                                                                                                                 ------------
                                                                                                                    7,843,575
                                                                                                                 ------------
    FOREST PRODUCTS & PAPER 5.5%
(a) Asia Pulp & Paper Co. Ltd., ADR ..............................................    Indonesia       213,000       1,677,375
    Carter Holt Harvey Ltd. ......................................................   New Zealand    2,411,800       3,150,407
(a) PT Inti Indorayon Utama ......................................................    Indonesia       129,000          17,538
(a) PT Tjiwi Kimia TBK ...........................................................    Indonesia     1,388,741         452,148
(a) PT Tjiwi Kimia TBK, wts., 7/15/02 ............................................    Indonesia       192,880          34,781
                                                                                                                 ------------
                                                                                                                    5,332,249
                                                                                                                 ------------
    INDUSTRIAL COMPONENTS 5.5%
    Fuji Heavy Industries Ltd. ...................................................      Japan         476,000       3,260,753
    Mitsubishi Heavy Industries Ltd. .............................................      Japan         605,000       2,018,936
                                                                                                                 ------------
                                                                                                                    5,279,689
                                                                                                                 ------------
    MERCHANDISING .6%
    Takashimaya Co. Ltd. .........................................................      Japan          81,418         560,926
                                                                                                                 ------------
    MISC MATERIALS & COMMODITIES 2.4%
    Golden Hope Plantations Bhd. .................................................    Malaysia      2,607,000       2,346,300
                                                                                                                 ------------
    MULTI-INDUSTRY 17.3%
    Broken Hill Proprietary Co. Ltd. .............................................    Australia       211,000       2,770,567
    Cheung Kong Holdings Ltd. ....................................................    Hong Kong       270,000       3,429,922

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                      SHARES/
    TEMPLETON PACIFIC GROWTH FUND                                                      COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    MULTI-INDUSTRY (CONT.)
    Hutchison Whampoa Ltd. .......................................................    Hong Kong       188,000    $  2,732,875
    SIME Darby Bhd. ..............................................................    Malaysia      1,798,800       2,281,636
    Swire Pacific Ltd., A ........................................................    Hong Kong       435,000       2,568,534
    Wheelock and Company Ltd. ....................................................    Hong Kong     2,818,000       2,954,486
                                                                                                                 ------------
                                                                                                                   16,738,020
                                                                                                                 ------------
    REAL ESTATE 5.4%
    City Developments Ltd. .......................................................    Singapore       639,600       3,744,281
    New World Development Co. Ltd. ...............................................    Hong Kong       658,978       1,483,517
                                                                                                                 ------------
                                                                                                                    5,227,798
                                                                                                                 ------------
    TELECOMMUNICATIONS 2.7%
    Cable & Wireless HKT Ltd. ....................................................    Hong Kong       918,139       2,651,601
                                                                                                                 ------------
    TEXTILES & APPAREL 3.4%
    Nisshinbo Industries Inc. ....................................................      Japan         469,000       2,120,448
    Wacoal Corp. .................................................................      Japan         132,000       1,161,305
                                                                                                                 ------------
                                                                                                                    3,281,753
                                                                                                                 ------------
    TRANSPORTATION 10.7%
    East Japan Railway Co. .......................................................      Japan             300       1,617,654
    Guangshen Railway Co. Ltd., H., ADR ..........................................      China         142,800         794,325
    Hitachi Zosen Corp. ..........................................................      Japan         843,000         635,230
    Malaysian International Shipping Corp., fgn. .................................    Malaysia      1,467,267       2,413,268
    Singapore Airlines Ltd. ......................................................    Singapore       432,300       4,905,716
                                                                                                                 ------------
                                                                                                                   10,366,193
                                                                                                                 ------------
    UTILITIES ELECTRICAL & GAS 1.7%
    CLP Holdings Ltd. ............................................................    Hong Kong       363,000       1,671,757
                                                                                                                 ------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $105,567,445) .........................                                 91,237,208
                                                                                                                 ------------
    PREFERRED STOCKS (COST $233,259) .3%
    Volkswagen AG, pfd. ..........................................................     Germany          7,240         233,243
                                                                                                                 ------------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $105,800,704) ............                                 91,470,451
                                                                                                                 ------------
                                                                                                    PRINCIPAL
                                                                                                     AMOUNT
                                                                                                    ---------
(h) REPURCHASE AGREEMENT (COST $1,103,000) 1.1%
    Barclays Bank PLC, 3.00%, 1/03/00, (Maturity Value $1,103,276)
       Collateralized by U.S. Treasury Notes and Bonds ...........................   United States  $1,103,000      1,103,000
                                                                                                                 ------------
    TOTAL INVESTMENTS (COST $106,903,704) 95.6% ..................................                                 92,573,451
    OTHER ASSETS, LESS LIABILITIES 4.4% ..........................................                                  4,276,924
                                                                                                                 ------------
    TOTAL NET ASSETS 100.0% .......................................................                              $ 96,850,375
                                                                                                                 ============

(a) Non-income producing.
(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------

ARS  -  Argentinian Peso
AUD  -  Australian Dollar
CAD  -  Canadian Dollar
DKK  -  Danish Krone
EUR  -  Eurodollar
GBP  -  British Pound
JPY  -  Japanese Yen
NZD  -  New Zealand Dollar
SEK  -  Swedish Krona
ZAR  -  South African Rand



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                               FRANKLIN GLOBAL  FRANKLIN GLOBAL     FRANKLIN
                                               COMMUNICATIONS     HEALTH CARE      GROWTH AND       FRANKLIN HIGH   FRANKLIN INCOME
                                               SECURITIES FUND  SECURITIES FUND    INCOME FUND       INCOME FUND    SECURITIES FUND
                                                -----------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................   $668,413,801     $  9,954,271      $836,133,850     $ 370,407,419    $ 805,841,331
                                                ==================================================================================
  Value .....................................    966,283,904       11,482,423       965,338,636       308,651,646      765,475,932
 Cash .......................................             --               --                --                78               --
 Receivables:
  Investment securities sold ................     22,963,274            8,831         1,585,665                --        2,722,742
  Capital shares sold .......................          9,230            6,509               500               400            1,114
  Dividends and interest ....................        657,175            2,821         2,678,085         6,681,072       10,200,768
                                                ----------------------------------------------------------------------------------
Total assets ................................    989,913,583       11,500,584       969,602,886       315,333,196      778,400,556
                                                ----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........      1,178,221               --         2,930,053                --          386,777
  Capital shares redeemed ...................        741,166           97,616           852,234           561,586        1,142,937
  Affiliates ................................        381,836            6,555           395,914           145,690          324,187
  Professional fees .........................         18,620            5,154            23,085            11,064           20,183
  Custodian fees ............................         39,058               60             2,737               900            8,130
  Postage and mailing fees ..................         19,500              134            22,147            13,866           61,600
 Other liabilities ..........................         33,731              586            34,814            20,899           38,282
                                                ----------------------------------------------------------------------------------
Total liabilities ...........................      2,412,132          110,105         4,260,984           754,005        1,982,096
                                                ----------------------------------------------------------------------------------
 Net assets, at value .......................   $987,501,451     $ 11,390,479      $965,341,902     $ 314,579,191    $ 776,418,460
                                                ==================================================================================
Net assets consist of:
 Undistributed net investment income ........   $ 14,830,361     $      8,353      $ 34,321,327     $     553,992    $  66,903,760
 Net unrealized appreciation (depreciation) .    297,916,752        1,528,152       129,204,786       (61,755,773)     (40,366,752)
 Accumulated net realized gain (loss) .......    179,575,913       (1,815,371)       99,851,855        (7,698,408)      31,607,941
 Capital shares .............................    495,178,425       11,669,345       701,963,934       383,479,380      718,273,511
                                                ----------------------------------------------------------------------------------
 Net assets, at value .......................   $987,501,451     $ 11,390,479      $965,341,902     $ 314,579,191    $ 776,418,460
                                                ----------------------------------------------------------------------------------
CLASS 1:
 Net assets, at value .......................   $987,010,844     $ 11,307,496      $964,552,554     $ 314,131,070    $ 775,115,984
                                                ==================================================================================
 Shares outstanding .........................     39,708,482        1,151,882        54,258,632        31,854,851       52,763,566
                                                ==================================================================================
 Net asset value and offering price per share   $      24.86     $       9.82      $      17.78     $        9.86    $       14.69
                                                ==================================================================================
CLASS 2:
 Net assets, at value .......................   $    490,607     $     82,983      $    789,348     $     448,121    $   1,302,476
                                                ==================================================================================
 Shares outstanding .........................         19,798            8,478            44,525            45,594           88,922
                                                ==================================================================================
 Net asset value and offering price per share   $      24.78     $       9.79      $      17.73     $        9.83    $       14.65
                                                ==================================================================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                               FRANKLIN LARGE       FRANKLIN         FRANKLIN         FRANKLIN          FRANKLIN
                                                 CAP GROWTH       MONEY MARKET  NATURAL RESOURCES   REAL ESTATE     RISING DIVIDENDS
                                               SECURITIES FUND        FUND        SECURITIES FUND       FUND               FUND
                                               -------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................    $296,591,908     $374,423,913     $ 42,023,306     $ 168,965,027     $405,938,782
                                               =====================================================================================
  Value .....................................     409,649,931      374,423,913       43,000,367       159,612,641      447,688,693
 Receivables:
  Investment securities sold ................       2,297,284               --               --                --        3,678,852
  Capital shares sold .......................         574,585           18,606              196            22,263               --
  Dividends and interest ....................         263,902        1,670,247           17,633         1,644,788          969,559
                                               -------------------------------------------------------------------------------------
Total assets ................................     412,785,702      376,112,766       43,018,196       161,279,692      452,337,104
                                               -------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........       3,941,450               --               --                --               --
  Capital shares redeemed ...................         517,117        3,288,313           57,482           176,689          901,053
  Affiliates ................................         251,167          162,841           22,006            77,941          290,866
  Professional fees .........................          10,052           10,931            5,732             8,397           14,293
  Custodian fees ............................             884              928              360               888            1,342
  Postage and mailing fees ..................           3,443            7,100            1,020             7,310           14,165
 Distributions to shareholders ..............              --            3,639               --                --               --
 Other liabilities ..........................           5,122            9,671            2,179             6,724           17,480
                                               -------------------------------------------------------------------------------------
Total liabilities ...........................       4,729,235        3,483,423           88,779           277,949        1,239,199
                                               -------------------------------------------------------------------------------------
 Net assets, at value .......................    $408,056,467     $372,629,343     $ 42,929,417     $ 161,001,743     $451,097,905
                                               =====================================================================================
Net assets consist of:
 Undistributed net investment income ........    $  2,086,309     $         --     $    303,873     $  11,229,198     $  7,986,383
 Net unrealized appreciation (depreciation) .     113,058,023               --          977,144        (9,352,386)      41,749,911
 Accumulated net realized gain (loss) .......      23,069,651               --      (21,709,873)        1,863,614       62,037,403
 Capital shares .............................     269,842,484      372,629,343       63,358,273       157,261,317      339,324,208
                                               -------------------------------------------------------------------------------------
 Net assets, at value .......................    $408,056,467     $372,629,343     $ 42,929,417     $ 161,001,743     $451,097,905
                                               =====================================================================================
CLASS 1:
 Net assets, at value .......................    $407,514,949     $364,027,743     $ 42,860,980     $ 158,552,597     $450,548,979
                                               =====================================================================================
 Shares outstanding .........................      19,338,106      364,027,743        3,920,071        10,626,952       33,103,810
                                               =====================================================================================
 Net asset value and offering price per share    $      21.07     $       1.00     $      10.93     $       14.92     $      13.61
                                               =====================================================================================
CLASS 2:
 Net assets, at value .......................    $    541,518     $  8,601,600     $     68,437     $   2,449,146     $    548,926
                                               =====================================================================================
 Shares outstanding .........................          25,776        8,601,600            6,271           164,643           40,467
                                               =====================================================================================
 Net asset value and offering price per share    $      21.01     $       1.00     $      10.91     $       14.88     $      13.56
                                               =====================================================================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                                  FRANKLIN            FRANKLIN          FRANKLIN         FRANKLIN        FRANKLIN
                                                  SMALL CAP       U.S. GOVERNMENT         VALUE         ZERO COUPON     ZERO COUPON
                                                    FUND                FUND         SECURITIES FUND    FUND - 2000     FUND - 2005
                                                -----------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................   $ 270,107,360      $ 530,147,911      $ 12,525,372      $69,904,479     $63,480,525
                                                ===================================================================================
  Value .....................................     492,179,597        513,423,554        12,519,607       71,048,688      66,083,068
 Receivables:
  Investment securities sold ................         786,759             69,247                --               --              --
  Capital shares sold .......................       2,277,635              1,404           118,161               26              --
  Dividends and interest ....................         258,996          4,179,403            15,319               --              --
                                                -----------------------------------------------------------------------------------
Total assets ................................     495,502,987        517,673,608        12,653,087       71,048,714      66,083,068
                                                -----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........         380,813                 --            55,855               --              --
  Capital shares redeemed ...................         593,752            489,174                17           81,145         142,329
  Affiliates ................................         280,429            224,127             8,010           37,877          35,800
  Professional fees .........................           9,701             14,550             5,174            6,263           6,171
  Custodian fees ............................             795              1,575                27              213             255
  Postage and mailing fees ..................           6,180             15,000               270            1,710           1,365
 Other liabilities ..........................          12,455             18,876               372            3,966           2,284
                                                -----------------------------------------------------------------------------------
Total liabilities ...........................       1,284,125            763,302            69,725          131,174         188,204
                                                -----------------------------------------------------------------------------------
 Net assets, at value .......................   $ 494,218,862      $ 516,910,306      $ 12,583,362      $70,917,540     $65,894,864
                                                ===================================================================================
Net assets consist of:
 Undistributed net investment income ........   $          --      $     429,066      $     67,960      $    68,432     $    57,529
 Accumulated net operating loss .............            (103)                --                --               --              --
 Net unrealized appreciation (depreciation) .     222,072,237        (16,724,357)           (5,765)       1,144,209       2,602,543
 Accumulated net realized gain (loss) .......      35,868,908        (10,874,414)         (607,950)         654,117       1,576,658
 Capital shares .............................     236,277,820        544,080,011        13,129,117       69,050,782      61,658,134
                                                -----------------------------------------------------------------------------------
 Net assets, at value .......................   $ 494,218,862      $ 516,910,306      $ 12,583,362      $70,917,540     $65,894,864
                                                ===================================================================================
CLASS 1:
 Net assets, at value .......................   $ 488,062,459      $ 515,033,351      $ 11,320,426      $70,917,540     $65,894,864
                                                ===================================================================================
 Shares outstanding .........................      18,165,015         43,707,548         1,432,771        5,642,029       4,541,817
                                                ===================================================================================
 Net asset value and offering price per share   $       26.87      $       11.78      $       7.90      $     12.57     $     14.51
                                                ===================================================================================
CLASS 2:
 Net assets, at value .......................   $   6,156,403      $   1,876,955      $  1,262,936               --              --
                                                ===================================================================================
 Shares outstanding .........................         229,712            159,393           160,310               --              --
                                                ===================================================================================
 Net asset value and offering price per share   $       26.80      $       11.78      $       7.88               --              --
                                                ===================================================================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                                    FRANKLIN                                           TEMPLETON
                                                   ZERO COUPON  MUTUAL DISCOVERY  MUTUAL SHARES    DEVELOPING MARKETS
                                                   FUND - 2010  SECURITIES FUND   SECURITIES FUND     EQUITY FUND
                                                   --------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..........................................  $62,664,376    $166,938,099     $398,488,380       $147,089,731
                                                   ====================================================================
  Value .........................................   66,432,342     197,700,850      447,327,389        187,915,549
 Cash ...........................................           --       1,632,574        2,419,529                 --
 Receivables:
  Investment securities sold ....................           --       3,345,798        8,114,832            498,432
  Capital shares sold ...........................           --          79,409           82,121          2,369,754
  Dividends and interest ........................           --         395,218          942,716            412,280
  Unrealized gain on forward exchange contracts
   (Note 6) .....................................           --       2,192,491        1,657,673                 --
  Deposits with brokers for securities sold
   short ........................................           --       5,265,787        9,023,384                 --
                                                   --------------------------------------------------------------------
Total assets ....................................   66,432,342     210,612,127      469,567,644        191,196,015
                                                   --------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............           --       1,301,351        3,507,413                 --
  Capital shares redeemed .......................      330,804         130,162          540,336            141,885
  Affiliates ....................................       36,320         159,380          285,098            190,986
  Professional fees .............................        6,257           6,471           11,020              5,295
  Custodian fees ................................          120           7,186            6,937            106,327
  Postage and mailing fees ......................        4,550          13,689            8,621             12,274
 Funds advanced by custodian ....................           --              --               --          1,343,934
 Securities sold short, at value  (proceeds
 $4,261,538 and $8,791,377, respectively) .......           --       5,113,253       10,521,527                 --
 Due to broker, variation margin ................           --         124,606          203,014                 --
 Unrealized loss on forward exchange contracts
 (Note 6) .......................................           --         553,422          478,156                 --
 Other liabilities ..............................        4,949          12,821           10,928             19,948
                                                   --------------------------------------------------------------------
Total liabilities ...............................      383,000       7,422,341       15,573,050          1,820,649
                                                   --------------------------------------------------------------------
 Net assets, at value ...........................  $66,049,342    $203,189,786     $453,994,594       $189,375,366
                                                   ====================================================================

                                                       TEMPLETON
                                                      GLOBAL ASSET
                                                     ALLOCATION FUND
                                                   -----------------
Assets:
 Investments in securities:
  Cost ..........................................      $59,141,054
                                                   -----------------
  Value .........................................       61,336,545
 Cash ...........................................              964
 Receivables:
  Investment securities sold ....................          184,517
  Capital shares sold ...........................            4,400
  Dividends and interest ........................          485,988
  Unrealized gain on forward exchange contracts
   (Note 6) .....................................               --
  Deposits with brokers for securities
   sold short ...................................               --
                                                   -----------------
Total assets ....................................       62,012,414
                                                   -----------------
Liabilities:
 Payables:
  Investment securities purchased ...............               --
  Capital shares redeemed .......................          244,521
  Affiliates ....................................           43,156
  Professional fees .............................            3,503
  Custodian fees ................................           37,101
  Postage and mailing fees ......................            6,994
 Funds advanced by custodian ....................               --
 Securities sold short, at value  (proceeds
 $4,261,538 and $8,791,377, respectively) .......               --
 Due to broker, variation margin ................               --
 Unrealized loss on forward exchange contracts
 (Note 6) .......................................           34,062
 Other liabilities ..............................            3,339
                                                   -----------------
Total liabilities ...............................          372,676
                                                   -----------------
 Net assets, at value ...........................      $61,639,738
                                                   =================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                                 FRANKLIN                                           TEMPLETON          TEMPLETON
                                               ZERO COUPON   MUTUAL DISCOVERY   MUTUAL SHARES   DEVELOPING MARKETS    GLOBAL ASSET
                                               FUND - 2010   SECURITIES FUND   SECURITIES FUND     EQUITY FUND       ALLOCATION FUND
                                               -------------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........  $    58,754     $   4,226,422     $  8,337,233     $   1,222,672      $    103,182
 Net unrealized appreciation ................    3,767,966        31,507,187       48,194,718        40,825,818         2,157,734
 Accumulated net realized gain (loss) .......      903,707        (7,818,567)       7,886,339       (71,121,088)       (1,856,176)
 Capital shares .............................   61,318,915       175,274,744      389,576,304       218,447,964        61,234,998
                                               -------------------------------------------------------------------------------------
 Net assets, at value .......................  $66,049,342     $ 203,189,786     $453,994,594     $ 189,375,366      $ 61,639,738
                                               =====================================================================================
CLASS 1:
 Net assets, at value .......................  $66,049,342     $ 202,776,796     $448,278,273     $ 189,029,214      $ 61,587,834
                                               =====================================================================================
 Shares outstanding .........................    4,668,716        14,940,641       33,894,944        18,016,256         5,214,732
                                               =====================================================================================
 Net asset value and offering price
  per share .................................  $     14.15     $       13.57     $      13.23     $       10.49      $      11.81
                                               =====================================================================================
CLASS 2:
 Net assets, at value .......................           --     $     412,990     $  5,716,321     $     346,152      $     51,904
                                               =====================================================================================
 Shares outstanding .........................           --            30,497          431,392            33,093             4,401
                                               =====================================================================================
 Net asset value and offering price
  per share .................................           --     $       13.54     $      13.25     $       10.46      $      11.79
                                               =====================================================================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                                                                                      TEMPLETON
                                                  TEMPLETON       TEMPLETON         TEMPLETON       INTERNATIONAL       TEMPLETON
                                                   GLOBAL       GLOBAL INCOME     INTERNATIONAL        SMALLER           PACIFIC
                                                 GROWTH FUND    SECURITIES FUND    EQUITY FUND      COMPANIES FUND     GROWTH FUND
                                                ------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................  $618,675,494     $  95,007,070    $ 631,466,875      $ 22,575,182     $ 106,903,704
                                                ====================================================================================
  Value ......................................   712,189,102        89,680,803      781,132,688        25,538,680        92,573,451
 Cash ........................................         1,048               842               --               243           865,453
 Receivables:
  Investment securities sold .................        55,761                --           61,059                --         3,687,557
  Capital shares sold ........................        81,193                --            4,141            41,346            25,000
  Dividends and interest .....................     1,526,955         1,668,566        1,852,850            58,116            45,680
                                                ------------------------------------------------------------------------------------
Total assets .................................   713,854,059        91,350,211      783,050,738        25,638,385        97,197,141
                                                ------------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ............            --                --           38,774                --                --
  Capital shares redeemed ....................       363,294           123,169        1,934,454            10,007           195,707
  Affiliates .................................       498,764            45,155          538,494            21,851           103,299
  Professional fees ..........................        17,057             5,160           24,843             2,176             4,016
  Custodian fees .............................       104,938             9,732           88,830            10,323            17,778
  Postage and mailing fees ...................        42,643             7,312           33,596             1,980             9,063
 Funds advanced by custodian .................            --                --           61,484                --                --
 Unrealized loss on forward exchange contracts
 (Note 6) ....................................            --           169,791               --                --                --
 Other liabilities ...........................        33,913             9,981           61,271             1,899            16,903
                                                ------------------------------------------------------------------------------------
Total liabilities ............................     1,060,609           370,300        2,781,746            48,236           346,766
                                                ------------------------------------------------------------------------------------
 Net assets, at value ........................  $712,793,450     $  90,979,911    $ 780,268,992      $ 25,590,149     $  96,850,375
                                                ====================================================================================
Net assets consist of:
 Undistributed net investment income .........  $ 11,248,397     $     229,905    $          --      $    502,859     $      91,959
 Accumulated distributions in excess of net
 investment income ...........................            --                --         (580,604)               --                --
 Net unrealized appreciation (depreciation) ..    93,513,608        (5,517,389)     149,665,813         2,963,498       (14,330,253)
 Accumulated net realized gain (loss) ........    73,981,403        (7,482,293)     185,159,922        (4,537,241)      (51,642,014)
 Capital shares ..............................   534,050,042       103,749,688      446,023,861        26,661,033       162,730,683
                                                ------------------------------------------------------------------------------------
 Net assets, at value ........................  $712,793,450     $  90,979,911    $ 780,268,992      $ 25,590,149     $  96,850,375
                                                ====================================================================================
CLASS 1:
 Net assets, at value ........................  $708,310,592     $  90,537,399    $ 777,036,693      $ 23,541,460     $  96,738,284
                                                ====================================================================================
 Shares outstanding ..........................    45,321,675         8,179,658       43,288,146         2,126,632         9,490,308
                                                ====================================================================================
 Net asset value and offering price
     per share ...............................  $      15.63     $       11.07    $       17.95      $      11.07     $       10.19
                                                ====================================================================================
CLASS 2:
 Net assets, at value ........................  $  4,482,858     $     442,512    $   3,232,299      $  2,048,689     $     112,091
                                                ====================================================================================
 Shares outstanding ..........................       287,317            40,077          180,538           185,021            10,984
                                                ====================================================================================
 Net asset value and offering price
     per share ...............................  $      15.60     $       11.04    $       17.90      $      11.07     $       10.20
                                                ====================================================================================


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                           FRANKLIN GLOBAL  FRANKLIN GLOBAL    FRANKLIN
                                                                           COMMUNICATIONS     HEALTH CARE     GROWTH AND
                                                                           SECURITIES FUND  SECURITIES FUND   INCOME FUND
                                                                           -------------------------------------------------
Investment income:+
 Dividends ...........................................................     $  19,529,589      $    63,373    $  36,607,257
 Interest ............................................................         1,138,951           27,531        3,087,666
                                                                           -------------------------------------------------
Total investment income ..............................................        20,668,540           90,904       39,694,923
                                                                           -------------------------------------------------
Expenses:
 Management fees (Note 3) ............................................         4,247,909           59,620        5,454,205
 Administrative fees (Note 3) ........................................                --           15,012               --
 Distribution fees (Note 3)
  Class 2 ............................................................               538               79            1,395
 Custodian fees ......................................................           163,582              232            8,910
 Reports to shareholders .............................................            85,845              902          109,550
 Professional fees ...................................................            44,244            5,352           53,507
 Trustees' fees and expenses .........................................             7,343               82            9,640
 Other ...............................................................            18,412              607           13,189
                                                                           -------------------------------------------------
Total expenses .......................................................         4,567,873           81,886        5,650,396
                                                                           -------------------------------------------------
 Net investment income ...............................................        16,100,667            9,018       34,044,527
                                                                           -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................       179,577,293       (1,553,921)      99,968,490
  Foreign currency transactions ......................................        (1,270,291)            (583)        (237,791)
                                                                           -------------------------------------------------
 Net realized gain (loss) ............................................       178,307,002       (1,554,504)      99,730,699
 Net unrealized appreciation (depreciation) on:
  Investments ........................................................       100,162,131          652,159     (115,708,567)
  Translation of assets and liabilities denominated in
 foreign currencies ..................................................            46,650               --            5,820
                                                                           -------------------------------------------------
 Net unrealized appreciation (depreciation) ..........................       100,208,781          652,159     (115,702,747)
                                                                           -------------------------------------------------
Net realized and unrealized gain (loss) ..............................       278,515,783         (902,345)     (15,972,048)
                                                                           -------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .....................................................     $ 294,616,450      $  (893,327)   $  18,072,479
                                                                           =================================================


                                                                               FRANKLIN HIGH      FRANKLIN INCOME
                                                                                INCOME FUND       SECURITIES FUND
                                                                           --------------------------------------
Investment income:+
 Dividends ...........................................................          $    104,720      $  24,123,563
 Interest ............................................................            40,581,814         52,504,261
                                                                           --------------------------------------
Total investment income ..............................................            40,686,534         76,627,824
                                                                           --------------------------------------
Expenses:
 Management fees (Note 3) ............................................             1,992,885          4,605,869
 Administrative fees (Note 3) ........................................                    --                 --
 Distribution fees (Note 3)
  Class 2 ............................................................                   344              1,250
 Custodian fees ......................................................                 4,176             42,728
 Reports to shareholders .............................................                43,584            134,635
 Professional fees ...................................................                23,108             44,745
 Trustees' fees and expenses .........................................                 3,225              8,114
 Other ...............................................................                18,344             22,791
                                                                           --------------------------------------
Total expenses .......................................................             2,085,666          4,860,132
                                                                           --------------------------------------
 Net investment income ...............................................            38,600,868         71,767,692
                                                                           --------------------------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments ........................................................            (7,698,408)        24,923,522
  Foreign currency transactions ......................................                (1,982)           (93,012)
                                                                           --------------------------------------
 Net realized gain (loss) ............................................            (7,700,390)        24,830,510
 Net unrealized appreciation (depreciation) on:
  Investments ........................................................           (29,388,750)      (113,078,223)
  Translation of assets and liabilities denominated in
 foreign currencies ..................................................                   465               (719)
                                                                           --------------------------------------
 Net unrealized appreciation (depreciation) ..........................           (29,388,285)      (113,078,942)
                                                                           --------------------------------------
Net realized and unrealized gain (loss) ..............................           (37,088,675)       (88,248,432)
                                                                           --------------------------------------
Net increase (decrease) in net assets resulting
 from operations .....................................................          $  1,512,193      $(16,480,740)
                                                                           ======================================

+Net of foreign taxes and fees of $708,880, $542, $313,282, and $38,336 for the Franklin Global Communications Securities Fund, the Franklin Global Health Care Securities Fund, the Franklin Growth and Income Fund, and the Franklin Income Securities Fund, respectively.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                            FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                                        LARGE CAP GROWTH  MONEY MARKET  NATURAL RESOURCES  REAL ESTATE
                                                        SECURITIES FUND       FUND       SECURITIES FUND      FUND
                                                        -----------------------------------------------------------------
Investment income:+
 Dividends ...........................................    $ 2,583,330     $        --      $   542,986     $ 11,325,218
 Interest ............................................      2,058,028      19,768,523           66,359          300,341
                                                        -----------------------------------------------------------------
Total investment income ..............................      4,641,358      19,768,523          609,345       11,625,559
                                                        -----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................      2,501,063       1,971,026          293,810        1,197,913
 Distribution fees (Note 3)
  Class 2 ............................................          1,056           6,301              120              844
 Custodian fees ......................................          3,333           3,894            1,466            2,848
 Reports to shareholders .............................         22,900          34,596            4,549           23,690
 Professional fees ...................................         18,418          20,932            7,120           14,001
 Trustees' fees and expenses .........................          2,766           3,287              393            1,802
 Other ...............................................          4,247           4,365              948            2,368
                                                        -----------------------------------------------------------------
Total expenses .......................................      2,553,783       2,044,401          308,406        1,243,466
                                                        -----------------------------------------------------------------
 Net investment income ...............................      2,087,575      17,724,122          300,939       10,382,093
                                                        -----------------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain from:
  Investments ........................................     26,589,913             208        1,696,606        2,394,868
  Foreign currency transactions ......................             --              --           12,610               --
                                                        -----------------------------------------------------------------
 Net realized gain ...................................     26,589,913             208        1,709,216        2,394,868
 Net unrealized appreciation (depreciation) on:
  Investments ........................................     68,147,813              --       11,169,592      (25,421,990)
  Translation of assets and liabilities denominated in
 foreign currencies ..................................             --              --               83               --
                                                        -----------------------------------------------------------------
 Net unrealized appreciation (depreciation) ..........     68,147,813              --       11,169,675      (25,421,990)
                                                        -----------------------------------------------------------------
Net realized and unrealized gain (loss) ..............     94,737,726             208       12,878,891      (23,027,122)
                                                        -----------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .....................................    $96,825,301     $17,724,330      $13,179,830     $(12,645,029)
                                                        =================================================================

                                                         FRANKLIN RISING
                                                             DIVIDENDS
                                                               FUND
                                                        ----------------
Investment income:+
 Dividends ...........................................   $  11,987,239
 Interest ............................................         417,263
                                                        ----------------
Total investment income ..............................      12,404,502
                                                        ----------------
Expenses:
 Management fees (Note 3) ............................       4,308,795
 Distribution fees (Note 3)
  Class 2 ............................................             708
 Custodian fees ......................................           5,764
 Reports to shareholders .............................          60,158
 Professional fees ...................................          29,748
 Trustees' fees and expenses .........................           4,917
 Other ...............................................           7,079
                                                        ----------------
Total expenses .......................................       4,417,169
                                                        ----------------
 Net investment income ...............................       7,987,333
                                                        ----------------
Realized and unrealized gains (losses):
Net realized gain from:
  Investments ........................................      62,450,636
  Foreign currency transactions ......................              --
                                                        ----------------
 Net realized gain ...................................      62,450,636
 Net unrealized appreciation (depreciation) on:
  Investments ........................................    (130,647,558)
  Translation of assets and liabilities denominated in
 foreign currencies ..................................              --
                                                        ----------------
 Net unrealized appreciation (depreciation) ..........    (130,647,558)
                                                        ----------------
Net realized and unrealized gain (loss) ..............     (68,196,922)
                                                        ----------------
Net increase (decrease) in net assets resulting
 from operations .....................................   $ (60,209,589)
                                                        ================

+Net of foreign taxes and fees of $23,179, $14,987, and $27,887 for the Franklin Large Cap Growth Securities Fund, the Franklin Natural Resources Securities Fund, and the Franklin Rising Dividends Fund, respectively.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                   FRANKLIN         FRANKLIN         FRANKLIN        FRANKLIN      FRANKLIN
                                                   SMALL CAP     U.S. GOVERNMENT  VALUE SECURITIES  ZERO COUPON   ZERO COUPON
                                                     FUND             FUND             FUND         FUND - 2000   FUND - 2005
                                                 -----------------------------------------------------------------------------
Investment income:+
 Dividends ....................................  $   1,421,876    $         --       $ 126,152      $        --   $         --
 Interest .....................................        850,619      41,275,425          27,280        6,070,884      4,946,023
                                                 -----------------------------------------------------------------------------
Total investment income .......................      2,272,495      41,275,425         153,432        6,070,884      4,946,023
                                                 -----------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .....................      2,375,111       3,000,062          62,295          506,237        470,096
 Administrative fees (Note 3) .................             --              --          15,666               --             --
 Distribution fees (Note 3)
  Class 2 .....................................          1,972           3,195             573               --             --
 Custodian fees ...............................          3,187           6,255             103              854          1,066
 Reports to shareholders ......................         26,331          61,929             895            7,589          5,452
 Professional fees ............................         18,046          31,359           5,453            8,405          8,054
 Trustees' fees and expenses ..................          2,590           5,135              86              681            633
 Other ........................................          6,930           4,676             336               --             --
                                                 -----------------------------------------------------------------------------
Total expenses ................................      2,434,167       3,112,611          85,407          523,766        485,301
                                                 -----------------------------------------------------------------------------
 Net investment income (loss) .................       (161,672)     38,162,814          68,025        5,547,118      4,460,722
                                                 -----------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................     36,534,514       2,048,000        (517,910)         654,496      1,576,953
  Foreign currency transactions ...............           (103)             --              --               --             --
                                                 -----------------------------------------------------------------------------
 Net realized gain (loss) .....................     36,534,411       2,048,000        (517,910)         654,496      1,576,953
 Net unrealized appreciation (depreciation)
 on investments ...............................    205,811,890     (45,913,508)        396,623       (3,836,376)   (10,787,808)
                                                 -----------------------------------------------------------------------------
Net realized and unrealized gain (loss) .......    242,346,301     (43,865,508)       (121,287)      (3,181,880)    (9,210,855)
                                                 -----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ..............................  $ 242,184,629    $ (5,702,694)      $ (53,262)     $ 2,365,238   $ (4,750,133)
                                                 =============================================================================

+Net of foreign taxes and fees of $152 for the Franklin Value Securities Fund.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                           TEMPLETON
                                                          FRANKLIN                                         DEVELOPING
                                                         ZERO COUPON   MUTUAL DISCOVERY   MUTUAL SHARES     MARKETS
                                                         FUND - 2010    SECURITIES FUND  SECURITIES FUND  EQUITY FUND
                                                        ----------------------------------------------------------------
Investment income:+
 Dividends ...........................................  $         --     $  3,428,109      $ 5,743,802    $  4,068,177
 Interest ............................................     5,211,404        1,464,797        5,503,121          32,409
                                                        ----------------------------------------------------------------
    Total investment income ..........................     5,211,404        4,892,906       11,246,923       4,100,586
                                                        ----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................       502,424        1,617,147        2,833,172       2,116,025
 Administrative fees (Note 3) ........................            --          302,448          667,459              --
 Distribution fees (Note 3)
  Class 2 ............................................            --              478            3,794             848
 Custodian fees ......................................           737           30,400           28,000         203,000
 Reports to shareholders .............................        10,354           18,200           57,824           9,600
 Professional fees ...................................         8,758           13,100           37,100          28,900
 Trustees' fees and expenses .........................           677            1,800            3,900           1,400
 Dividends for securities sold short .................            --           40,701          108,548              --
 Other ...............................................           719            2,155               --             153
                                                        ----------------------------------------------------------------
    Total expenses ...................................       523,669        2,026,429        3,739,797       2,359,926
                                                        ----------------------------------------------------------------
      Net investment income ..........................     4,687,735        2,866,477        7,507,126       1,740,660
                                                        ----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments++ ......................................       996,100        2,136,546       10,284,316     (34,617,401)
  Short sale transactions ............................            --         (400,198)       4,016,951              --
  Foreign currency transactions ......................            --        5,275,927        4,802,319         (83,976)
                                                        ----------------------------------------------------------------
      Net realized gain (loss) .......................       996,100        7,012,275       19,103,586     (34,701,377)
 Net unrealized appreciation (depreciation) on:
  Investments ........................................   (16,515,434)      29,826,229       30,546,374     107,019,557
  Translation of assets and liabilities denominated in
   foreign currencies ................................            --        2,642,118        1,007,670              --
                                                        ----------------------------------------------------------------
      Net unrealized appreciation (depreciation) .....   (16,515,434)      32,468,347       31,554,044     107,019,557
                                                        ----------------------------------------------------------------
Net realized and unrealized gain (loss) ..............   (15,519,334)      39,480,622       50,657,630      72,318,180
                                                        ----------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .....................................  $(10,831,599)    $ 42,347,099      $58,164,756    $ 74,058,840
                                                        ================================================================


                                                          TEMPLETON
                                                         GLOBAL ASSET
                                                        ALLOCATION FUND
                                                        ---------------
Investment income:+
 Dividends ...........................................  $  1,320,763
 Interest ............................................     1,474,063
                                                        ---------------
    Total investment income ..........................     2,794,826
                                                        ---------------
Expenses:
 Management fees (Note 3) ............................       450,496
 Administrative fees (Note 3) ........................       103,961
 Distribution fees (Note 3)
  Class 2 ............................................            98
 Custodian fees ......................................            --
 Reports to shareholders .............................         7,139
 Professional fees ...................................         4,400
 Trustees' fees and expenses .........................           100
 Dividends for securities sold short .................            --
 Other ...............................................            --
                                                        ---------------
    Total expenses ...................................       566,194
                                                        ---------------
      Net investment income ..........................     2,228,632
                                                        ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments++ ......................................      (760,254)
  Short sale transactions ............................            --
  Foreign currency transactions ......................      (248,788)
                                                        ---------------
      Net realized gain (loss) .......................    (1,009,042)
 Net unrealized appreciation (depreciation) on:
  Investments ........................................     3,381,134
  Translation of assets and liabilities denominated in
   foreign currencies ................................       (43,069)
                                                        ---------------
      Net unrealized appreciation (depreciation) .....     3,338,065
                                                        ---------------
Net realized and unrealized gain (loss) ..............     2,329,023
                                                        ---------------
Net increase (decrease) in net assets resulting
 from operations .....................................  $  4,557,655
                                                        ===============

+Net of foreign taxes and fees of $310,558, $228,493, $401,706, and $119,197, for the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Developing Markets Equity Fund, and the Templeton Global Asset Allocation Fund, respectively.

++Net of foreign taxes of $181,680 for the Templeton Developing Markets Equity Fund.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                          TEMPLETON
                                                          TEMPLETON        TEMPLETON       TEMPLETON     INTERNATIONAL
                                                            GLOBAL       GLOBAL INCOME   INTERNATIONAL      SMALLER
                                                         GROWTH FUND    SECURITIES FUND   EQUITY FUND    COMPANIES FUND
                                                        ----------------------------------------------------------------
Investment income:+
 Dividends ...........................................  $  17,650,467    $         --    $  23,609,099    $   826,264
 Interest ............................................      1,839,194       7,427,021        1,793,509         32,478
                                                        ----------------------------------------------------------------
    Total investment income ..........................     19,489,661       7,427,021       25,402,608        858,742
                                                        ----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................      5,923,920         714,454        6,729,368        201,942
 Administrative fees (Note 3) ........................             --              --               --         35,637
 Distribution fees (Note 3)
  Class 2 ............................................          4,155             328            6,771          1,086
 Custodian fees ......................................        215,000          39,100          509,300         20,200
 Reports to shareholders .............................         65,000           9,600           57,100          3,400
 Professional fees ...................................         30,700           6,800           46,800          2,700
 Trustees' fees and expenses .........................          5,800             800            7,000            200
 Other ...............................................          4,289             864            7,534            164
                                                        ----------------------------------------------------------------
    Total expenses ...................................      6,248,864         771,946        7,363,873        265,329
                                                        ----------------------------------------------------------------
      Net investment income ..........................     13,240,797       6,655,075       18,038,735        593,413
                                                        ----------------------------------------------------------------
Realized and unrealized gains (losses):
      Net realized gain (loss) from:
  Investments ........................................     73,984,430      (6,186,749)     185,163,322     (1,993,271)
  Foreign currency transactions ......................       (990,366)        131,489       (2,364,590)       (20,383)
                                                        ----------------------------------------------------------------
      Net realized gain (loss) .......................     72,994,064      (6,055,260)     182,798,732     (2,013,654)
 Net unrealized appreciation (depreciation) on:
  Investments ........................................     47,953,928      (8,129,020)     (12,829,338)     6,488,119
  Translation of assets and liabilities denominated in
   foreign currencies ................................             --        (241,188)              --             --
                                                        ----------------------------------------------------------------
      Net unrealized appreciation (depreciation) .....     47,953,928      (8,370,208)     (12,829,338)     6,488,119
                                                        ----------------------------------------------------------------
Net realized and unrealized gain (loss) ..............    120,947,992     (14,425,468)     169,969,394      4,474,465
                                                        ----------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .....................................  $ 134,188,789    $ (7,770,393)   $ 188,008,129    $ 5,067,878
                                                        ================================================================


                                                         TEMPLETON
                                                          PACIFIC
                                                         GROWTH FUND
                                                        -------------
Investment income:+
 Dividends ...........................................  $  1,938,963
 Interest ............................................        60,334
                                                        -------------
    Total investment income ..........................     1,999,297
                                                        -------------
Expenses:
 Management fees (Note 3) ............................       995,038
 Administrative fees (Note 3) ........................            --
 Distribution fees (Note 3)
  Class 2 ............................................           217
 Custodian fees ......................................        76,600
 Reports to shareholders .............................            --
 Professional fees ...................................         2,700
 Trustees' fees and expenses .........................           700
 Other ...............................................           444
                                                        -------------
    Total expenses ...................................     1,075,699
                                                        -------------
      Net investment income ..........................       923,598
                                                        -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................   (26,964,120)
  Foreign currency transactions ......................       151,613
                                                        -------------
      Net realized gain (loss) .......................   (26,812,507)
 Net unrealized appreciation (depreciation) on:
  Investments ........................................    59,369,564
  Translation of assets and liabilities denominated in
   foreign currencies ................................       (81,252)
                                                        -------------
      Net unrealized appreciation (depreciation) .....    59,288,312
                                                        -------------
Net realized and unrealized gain (loss) ..............    32,475,805
                                                        -------------
Net increase (decrease) in net assets resulting
 from operations .....................................  $ 33,399,403
                                                        =============

+Net of foreign taxes and fees of $1,502,264, $2,441,553, $93,421, and $162,316 for the Templeton Global Growth Fund, the Templeton International Equity Fund, the Templeton International Smaller Companies Fund, and the Templeton Pacific Growth Fund, respectively.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                              FRANKLIN GLOBAL            FRANKLIN GLOBAL HEALTH            FRANKLIN GROWTH
                                       COMMUNICATIONS SECURITIES FUND     CARE SECURITIES FUND             AND INCOME FUND
                                       ------------------------------   -------------------------  --------------------------------
                                            1999             1998         1999           1998*          1999              1998
                                       --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............  $  16,100,667   $   33,039,638   $     9,018   $   25,087   $   34,044,527   $   44,009,803
  Net realized gain (loss) from
   investments and foreign
   currency transactions ............    178,307,002       80,008,445    (1,554,504)    (261,450)      99,730,699      119,155,296
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ...............    100,208,781       (5,715,083)      652,159      875,993     (115,702,747)     (59,404,856)
                                       --------------------------------------------------------------------------------------------
   Net increase (decrease) in
     net assets resulting
     from operations ................    294,616,450      107,333,000      (893,327)     639,630       18,072,479      103,760,243
 Distributions to shareholders from:
  Net investment income:
   Class 1 ..........................    (32,989,434)     (42,481,848)      (25,070)          --      (42,738,181)     (43,569,458)
   Class 2 ..........................        (10,171)              --           (99)          --          (22,072)              --
  Net realized gains:
   Class 1 ..........................    (79,892,779)     (61,944,426)           --           --     (119,137,890)    (102,500,145)
   Class 2 ..........................        (24,631)              --            --           --          (61,531)              --
                                       --------------------------------------------------------------------------------------------
 Total distributions
   to shareholders ..................   (112,917,015)    (104,426,274)      (25,169)          --     (161,959,674)    (146,069,603)
 Capital share transactions: (Note 2)
   Class 1 ..........................   (181,373,622)    (146,055,631)    3,243,389    8,350,695     (210,389,340)      22,576,507
   Class 2 ..........................        420,442               --        75,261           --          875,164               --
                                       --------------------------------------------------------------------------------------------
Total capital share transactions ....   (180,953,180)    (146,055,631)    3,318,650    8,350,695     (209,514,176)      22,576,507
   Net increase (decrease)
    in net assets ...................        746,255     (143,148,905)    2,400,154    8,990,325     (353,401,371)     (19,732,853)
Net assets
 Beginning of year ..................    986,755,196    1,129,904,101     8,990,325           --    1,318,743,273    1,338,476,126
                                       --------------------------------------------------------------------------------------------
 End of year ........................  $ 987,501,451   $  986,755,196   $11,390,479   $8,990,325   $  965,341,902   $1,318,743,273
                                       ============================================================================================
Undistributed net investment
 income included in net assets:
  End of year .......................  $  14,830,361   $   32,999,590   $     8,353   $   25,087   $   34,321,327   $   43,273,575
                                       ============================================================================================

*For the period May 1, 1998 (effective date) to December 31, 1998.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                                             FRANKLIN LARGE CAP
                                         FRANKLIN HIGH INCOME FUND    FRANKLIN INCOME SECURITIES FUND      GROWTH SECURITIES FUND
                                       ---------------------------------------------------------------------------------------------
                                            1999           1998            1999             1998            1999           1998
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............  $  38,600,868   $ 48,463,944   $   71,767,692   $   90,721,586   $  2,087,575   $  1,514,533
  Net realized gain (loss) from
   investments and foreign
   currency transactions ............     (7,700,390)    11,863,739       24,830,510       21,750,117     26,589,913     (3,325,719)
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ...............    (29,388,285)   (53,325,986)    (113,078,942)     (93,203,950)    68,147,813     31,691,954
                                       ---------------------------------------------------------------------------------------------
          Net increase (decrease)
          in net assets resulting
          from operations ...........      1,512,193      7,001,697      (16,480,740)      19,267,753     96,825,301     29,880,768
  Distributions to shareholders from:
    Net investment income:
     Class 1 ........................    (85,622,207)   (44,113,847)     (80,764,333)    (102,762,930)    (1,509,956)      (539,187)
     Class 2 ........................       (105,289)            --          (43,625)              --         (1,301)            --
  Net realized gains:
     Class 1 .........................    (12,520,156)    (2,617,950)     (28,938,989)     (24,268,308)            --             --
     Class 2 .........................        (13,492)            --          (15,631)              --             --             --
                                       ---------------------------------------------------------------------------------------------
 Total distributions
   to shareholders ..................    (98,261,144)   (46,731,797)    (109,762,578)    (127,031,238)    (1,511,257)      (539,187)
 Capital share transactions: (Note 2)
     Class 1 ........................    (35,847,371)    (9,697,227)    (284,567,490)    (113,183,247)    91,430,051     82,255,070
     Class 2 ........................        567,008             --        1,389,381               --        360,734             --
                                       ---------------------------------------------------------------------------------------------
 Total capital share transactions ...    (35,280,363)    (9,697,227)    (283,178,109)    (113,183,247)    91,790,785     82,255,070
          Net increase (decrease)
          in net assets .............   (132,029,314)   (49,427,327)    (409,421,427)    (220,946,732)   187,104,829    111,596,651
 Net assets
   Beginning of year ................    446,608,505    496,035,832    1,185,839,887    1,406,786,619    220,951,638    109,354,987
                                       ---------------------------------------------------------------------------------------------
   End of year ......................  $ 314,579,191   $446,608,505   $  776,418,460   $1,185,839,887   $408,056,467   $220,951,638
                                       =============================================================================================

 Undistributed net investment
  income included in net assets:
   End of year ......................  $     553,992   $ 48,138,649   $   66,903,760   $   82,921,968   $  2,086,309   $  1,509,991
                                       =============================================================================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                          FRANKLIN NATURAL
                                        FRANKLIN MONEY MARKET FUND    RESOURCES SECURITIES FUND       FRANKLIN REAL ESTATE FUND
                                       -------------------------------------------------------------------------------------------
                                           1999           1998           1999            1998            1999            1998
                                       -------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............  $ 17,724,122   $ 19,603,887   $    300,939    $    751,162   $  10,382,093   $  20,084,431
  Net realized gain (loss) from
   investments and foreign
   currency transactions ............           208           (371)     1,709,216     (16,988,914)      2,394,868      24,686,332
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ...............            --             --     11,169,675      (1,662,177)    (25,421,990)   (114,230,527)
                                       -------------------------------------------------------------------------------------------
          Net increase (decrease)
          in net assets resulting
          from operations ...........    17,724,330     19,603,516     13,179,830     (17,899,929)    (12,645,029)    (69,459,764)
  Distributions to shareholders from:
    Net investment income:*
     Class 1 ........................   (17,613,140)   (19,603,516)      (735,982)       (946,913)    (18,056,331)    (15,362,062)
     Class 2 ........................      (111,190)            --           (752)             --          (5,537)             --
  Net realized gains:
     Class 1 ........................            --             --             --              --     (25,020,454)     (9,509,537)
     Class 2 ........................            --             --             --              --          (7,673)             --
                                       -------------------------------------------------------------------------------------------
  Total distributions
   to shareholders .................... (17,724,330)   (19,603,516)      (736,734)       (946,913)    (43,089,995)    (24,871,599)
  Capital share transactions: (Note 2)
     Class 1 ........................   (50,313,015)    46,891,619    (15,517,295)    (10,150,422)    (67,959,433)    (63,932,493)
     Class 2 ........................     8,601,600             --         76,570              --       2,405,793              --
                                       -------------------------------------------------------------------------------------------
  Total capital share transactions ..   (41,711,415)    46,891,619    (15,440,725)    (10,150,422)    (65,553,640)    (63,932,493)
          Net increase (decrease)
          in net assets .............   (41,711,415)    46,891,619     (2,997,629)    (28,997,264)   (121,288,664)   (158,263,856)
  Net assets
    Beginning of year ................   414,340,758    367,449,139     45,927,046      74,924,310     282,290,407     440,554,263
                                       -------------------------------------------------------------------------------------------
    End of year .....................  $372,629,343   $414,340,758   $ 42,929,417    $ 45,927,046   $ 161,001,743   $ 282,290,407
                                       ===========================================================================================
  Undistributed net investment
   income included in net assets:
    End of year .....................  $         --   $         --   $    303,873    $    727,057   $  11,229,198   $  18,909,704
                                       ===========================================================================================

*For the Franklin Money Market Fund, distributions were increased by net realized gains of $208 and decreased by net realized losses of $371 from security transactions for the years ended December 31, 1999 and 1998, respectively.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                       FRANKLIN RISING DIVIDENDS FUND     FRANKLIN SMALL CAP FUND      FRANKLIN U.S. GOVERNMENT FUND
                                       ---------------------------------------------------------------------------------------------
                                            1999            1998           1999            1998            1999           1998
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income (loss) .....  $   7,987,333   $   9,364,650   $   (161,672)   $   1,603,412   $  38,162,814   $ 45,349,259
   Net realized gain (loss) from
    investments and foreign
    currency transactions ...........     62,450,636      93,670,542     36,534,411         (229,426)      2,048,000      2,808,941
   Net unrealized appreciation (de-
    preciation) on investments ......   (130,647,558)    (58,097,205)   205,811,890       (8,381,265)    (45,913,508)     3,506,133
                                       ---------------------------------------------------------------------------------------------
          Net increase (decrease)
          in net assets resulting
          from operations ............   (60,209,589)     44,937,987    242,184,629       (7,007,279)     (5,702,694)    51,664,333
 Distributions to shareholders from:
   Net investment income:
     Class 1 ........................     (9,355,158)     (8,600,227)    (1,492,353)        (201,399)    (82,724,494)   (50,958,932)
     Class 2 ........................         (5,248)             --           (619)              --        (257,323)            --
   Net realized gains:
     Class 1 ........................    (93,725,124)   (105,391,578)      (208,580)     (25,854,889)             --             --
     Class 2 ........................        (52,582)             --            (53)              --              --             --
                                       ---------------------------------------------------------------------------------------------
 Total distributions
  to shareholders ...................   (103,138,112)   (113,991,805)    (1,701,605)     (26,056,288)    (82,981,817)   (50,958,932)
 Capital share transactions: (Note 2)
     Class 1 ........................   (138,053,357)     40,625,030    (66,396,634)      35,061,886    (107,385,179)   (54,957,919)
     Class 2 ........................        629,967              --      4,672,614               --       2,148,073             --
                                       ---------------------------------------------------------------------------------------------
 Total capital share transactions ...   (137,423,390)     40,625,030    (61,724,020)      35,061,886    (105,237,106)   (54,957,919)
          Net increase (decrease)
          in net assets .............   (300,771,091)    (28,428,788)   178,759,004        1,998,319    (193,921,617)   (54,252,518)
Net assets
 Beginning of year ..................    751,868,996     780,297,784    315,459,858      313,461,539     710,831,923    765,084,441
                                       ---------------------------------------------------------------------------------------------
 End of year ........................  $ 451,097,905   $ 751,868,996   $494,218,862    $ 315,459,858   $ 516,910,306   $710,831,923
                                       =============================================================================================
Undistributed net investment income
 (accumulated net operating loss)
 included in net assets:
  End of year .......................  $   7,986,383   $   9,359,456   $       (103)   $   1,532,535   $     429,066   $ 45,248,069
                                       =============================================================================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                        FRANKLIN VALUE SECURITIES FUND            FRANKLIN ZERO COUPON FUND - 2000
                                                       -----------------------------------------------------------------------------
                                                           1999                1998*                 1999                  1998
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................        $     68,025         $    28,176          $  5,547,118         $   6,767,257
  Net realized gain (loss) from
   investments ................................            (517,910)            (90,040)              654,496             1,752,805
  Net unrealized appreciation
   (depreciation) on investments ..............             396,623            (402,388)           (3,836,376)           (1,138,823)
                                                       -----------------------------------------------------------------------------
    Net increase (decrease)
     in net assets resulting
     from operations ..........................             (53,262)           (464,252)            2,365,238             7,381,239
 Distributions to shareholders from:
  Net investment income:
   Class 1 ....................................             (28,103)                 --           (12,195,607)           (7,809,331)
   Class 2 ....................................                (138)                 --                    --                    --
 Net realized gains:
   Class 1 ....................................                  --                  --            (1,752,252)           (1,249,416)
                                                       -----------------------------------------------------------------------------
 Total distributions
  to shareholders .............................             (28,241)                 --           (13,947,859)           (9,058,747)
 Capital share transactions: (Note 2)
   Class 1 ....................................           2,419,613           9,477,723           (11,042,665)          (16,430,117)
   Class 2 ....................................           1,231,781                  --                    --                    --
                                                       -----------------------------------------------------------------------------
 Total capital share transactions .............           3,651,394           9,477,723           (11,042,665)          (16,430,117)
    Net increase (decrease)
     in net assets ............................           3,569,891           9,013,471           (22,625,286)          (18,107,625)
Net assets
 Beginning of year ............................           9,013,471                  --            93,542,826           111,650,451
                                                       -----------------------------------------------------------------------------
 End of year ..................................        $ 12,583,362         $ 9,013,471          $ 70,917,540         $  93,542,826
                                                       =============================================================================

Undistributed net investment income
 included in net assets:
  End of year .................................        $     67,960         $    28,176          $     68,432         $   6,716,921
                                                       =============================================================================

                                                FRANKLIN ZERO COUPON FUND - 2005
                                                --------------------------------
                                                    1999               1998
                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................      $  4,460,722       $  4,640,880
  Net realized gain (loss) from
   investments ...........................         1,576,953            454,474
  Net unrealized appreciation
   (depreciation) on investments .........       (10,787,808)         4,293,862
                                                --------------------------------
    Net increase (decrease)
     in net assets resulting
     from operations .....................        (4,750,133)         9,389,216
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................        (9,038,860)        (4,795,119)
   Class 2 ...............................                --                 --
 Net realized gains:
   Class 1 ...............................          (453,570)        (1,109,296)
                                                --------------------------------
 Total distributions
  to shareholders ........................        (9,492,430)        (5,904,415)
 Capital share transactions: (Note 2)
   Class 1 ...............................        (4,349,958)         3,707,073
   Class 2 ...............................                --                 --
                                                --------------------------------
 Total capital share transactions ........        (4,349,958)         3,707,073
    Net increase (decrease)
     in net assets .......................       (18,592,521)         7,191,874
Net assets
 Beginning of year .......................        84,487,385         77,295,511
                                                --------------------------------
 End of year .............................      $ 65,894,864       $ 84,487,385
                                                ================================
Undistributed net investment income
 included in net assets:
  End of year ............................      $     57,529       $  4,635,667
                                                ================================


*For the period May 1, 1998 (effective date) to December 31, 1998.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                       FRANKLIN ZERO COUPON FUND - 2010           MUTUAL DISCOVERY SECURITIES FUND
                                                      ------------------------------------------------------------------------------
                                                          1999                 1998                  1999                  1998
                                                      ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................        $  4,687,735         $  4,911,607         $   2,866,477         $   4,620,204
  Net realized gain (loss) from
   investments and foreign
   currency transactions .....................             996,100            2,320,295             7,012,275           (11,326,928)
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ........................         (16,515,434)           4,482,254            32,468,347           (12,566,983)
                                                      ------------------------------------------------------------------------------
    Net increase (decrease)
     in net assets resulting
     from operations .........................         (10,831,599)          11,714,156            42,347,099           (19,273,707)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...................................          (9,535,103)          (4,888,749)           (5,872,849)           (3,306,778)
   Class 2 ...................................                  --                   --                (5,671)                   --
  Net realized gains:
   Class 1 ...................................          (2,318,943)            (676,395)                   --            (3,076,305)
                                                      ------------------------------------------------------------------------------
 Total distributions
  to shareholders ............................         (11,854,046)          (5,565,144)           (5,878,520)           (6,383,083)
 Capital share transactions: (Note 2)
   Class 1 ...................................          (4,780,148)           1,851,397           (58,299,042)           51,660,205
   Class 2 ...................................                  --                   --               364,072                    --
                                                      ------------------------------------------------------------------------------
 Total capital share transactions ............          (4,780,148)           1,851,397           (57,934,970)           51,660,205
     Net increase (decrease)
      in net assets ..........................         (27,465,793)           8,000,409           (21,466,391)           26,003,415
Net assets
 Beginning of year ...........................          93,515,135           85,514,726           224,656,177           198,652,762
                                                      ------------------------------------------------------------------------------
 End of year .................................        $ 66,049,342         $ 93,515,135         $ 203,189,786         $ 224,656,177
                                                      ==============================================================================
Undistributed net investment income
 included in net assets:
  End of year ................................        $     58,754         $  4,906,277         $   4,226,422         $   4,105,301
                                                      ==============================================================================

                                                MUTUAL SHARES SECURITIES FUND
                                              ----------------------------------
                                                   1999                1998
                                              ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................      $   7,507,126       $  12,337,999
  Net realized gain (loss) from
   investments and foreign
   currency transactions ...............         19,103,586          (9,502,532)
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ..................         31,554,044          (8,967,243)
                                              ----------------------------------
    Net increase (decrease)
     in net assets resulting
     from operations ...................         58,164,756          (6,131,776)
 Distributions to shareholders from:
  Net investment income:
   Class 1 .............................        (12,213,087)         (5,124,853)
   Class 2 .............................            (45,323)                 --
  Net realized gains:
   Class 1 .............................                 --          (4,478,333)
                                              ----------------------------------
 Total distributions
  to shareholders ......................        (12,258,410)         (9,603,186)
 Capital share transactions: (Note 2)
   Class 1 .............................        (79,961,449)        110,391,317
   Class 2 .............................          5,606,010                  --
                                              ----------------------------------
 Total capital share transactions ......        (74,355,439)        110,391,317
     Net increase (decrease)
      in net assets ....................        (28,449,093)         94,656,355
Net assets
 Beginning of year .....................        482,443,687         387,787,332
                                              ----------------------------------
 End of year ...........................      $ 453,994,594       $ 482,443,687
                                              ==================================
Undistributed net investment income
 included in net assets:
  End of year ..........................      $   8,337,233       $  11,568,707
                                              ==================================


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                         TEMPLETON DEVELOPING
                                                          MARKETS EQUITY FUND                 TEMPLETON GLOBAL ASSET ALLOCATION FUND
                                                  ----------------------------------------------------------------------------------
                                                       1999                  1998                 1999                     1998
                                                  ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................    $   1,740,660         $   4,306,111         $  2,228,632             $  3,890,233
  Net realized gain (loss) from
   investments and foreign
   currency transactions .....................      (34,701,377)          (27,689,978)          (1,009,042)               2,718,229
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ........................      107,019,557           (32,987,790)           3,338,065               (7,345,527)
                                                  ----------------------------------------------------------------------------------
    Net increase (decrease)
     in net assets resulting
     from operations .........................       74,058,840           (56,371,657)           4,557,655                 (737,065)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...................................       (3,408,057)           (7,007,398)          (4,646,077)              (3,274,568)
   Class 2 ...................................           (2,002)                   --               (3,126)                      --
  Net realized gains:
   Class 1 ...................................               --           (22,786,132)          (4,576,289)              (3,894,373)
   Class 2 ...................................               --                    --               (2,855)                      --
                                                  ----------------------------------------------------------------------------------
 Total distributions
  to shareholders ............................       (3,410,059)          (29,793,530)          (9,228,347)              (7,168,941)
 Capital share transactions: (Note 2)
   Class 1 ...................................      (43,768,402)          (31,081,577)         (15,413,754)              (3,826,198)
   Class 2 ...................................           61,700                    --               54,566                       --
                                                    --------------------------------------------------------------------------------
 Total capital share transactions ............      (43,706,702)          (31,081,577)         (15,359,188)              (3,826,198)
    Net increase (decrease)
     in net assets ...........................       26,942,079          (117,246,764)         (20,029,880)             (11,732,204)
Net assets
 Beginning of year ...........................      162,433,287           279,680,051           81,669,618               93,401,822
                                                  ----------------------------------------------------------------------------------
 End of year .................................    $ 189,375,366         $ 162,433,287         $ 61,639,738             $ 81,669,618
                                                  ==================================================================================
Undistributed net investment income
  included in net assets:
  End of year ................................    $   1,222,672         $   3,107,117         $    103,182             $  2,772,913
                                                  ==================================================================================

                                                 TEMPLETON GLOBAL GROWTH FUND
                                              ----------------------------------
                                                   1999                1998
                                              ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................      $  13,240,797       $  17,620,120
  Net realized gain (loss) from
   investments and foreign
   currency transactions ...............         72,994,064          76,153,893
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ..................         47,953,928         (33,429,013)
                                              ----------------------------------
    Net increase (decrease)
     in net assets resulting
     from operations ...................        134,188,789          60,345,000
 Distributions to shareholders from:
  Net investment income:
   Class 1 .............................        (15,661,321)        (20,206,508)
   Class 2 .............................            (19,742)                 --
  Net realized gains:
   Class 1 .............................        (75,768,827)        (73,600,973)
   Class 2 .............................            (95,513)                 --
                                              ----------------------------------
 Total distributions
  to shareholders ......................        (91,545,403)        (93,807,481)
 Capital share transactions: (Note 2)
   Class 1 .............................        (80,925,896)         22,098,260
   Class 2 .............................          3,995,606                  --
                                              ----------------------------------
 Total capital share transactions ......        (76,930,290)         22,098,260

    Net increase (decrease)
     in net assets .....................        (34,286,904)        (11,364,221)
Net assets
 Beginning of year .....................        747,080,354         758,444,575
                                              ----------------------------------
 End of year ...........................      $ 712,793,450       $ 747,080,354
                                              ==================================
Undistributed net investment income
  included in net assets:
  End of year ..........................      $  11,248,397       $  14,679,029
                                              ==================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                                       TEMPLETON GLOBAL INCOME
                                                                                                           SECURITIES FUND
                                                                                               -------------------------------------
                                                                                                    1999                   1998
                                                                                               -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................         $   6,655,075          $  11,448,872
  Net realized gain (loss) from investments and foreign
   currency transactions .............................................................            (6,055,260)            (5,620,478)
  Net unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies ...........            (8,370,208)             5,419,749
                                                                                               -------------------------------------
    Net increase (decrease) in net assets resulting from operations ..................            (7,770,393)            11,248,143
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...........................................................................            (9,277,104)           (12,370,027)
   Class 2 ...........................................................................               (19,727)                    --
  In excess of net investment income:
   Class 1 ...........................................................................                    --                     --
   Class 2 ...........................................................................                    --                     --
  Net realized gains:
   Class 1 ...........................................................................                    --                     --
   Class 2 ...........................................................................                    --                     --
                                                                                               -------------------------------------
 Total distributions to shareholders .................................................            (9,296,831)           (12,370,027)
 Capital share transactions: (Note 2)
   Class 1 ...........................................................................           (43,358,906)           (32,953,553)
   Class 2 ...........................................................................               465,304                     --
                                                                                               -------------------------------------
 Total capital share transactions ....................................................           (42,893,602)           (32,953,553)
    Net decrease in net assets .......................................................           (59,960,826)           (34,075,437)
Net assets
 Beginning of year ...................................................................           150,940,737            185,016,174
                                                                                               -------------------------------------
 End of year .........................................................................         $  90,979,911          $ 150,940,737
                                                                                               =====================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  End of year ........................................................................         $     229,905          $   4,943,426
                                                                                               =====================================

                                                                                                     TEMPLETON INTERNATIONAL
                                                                                                           EQUITY FUND
                                                                                             ---------------------------------------
                                                                                                  1999                     1998
                                                                                             ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................         $  18,038,735          $    32,119,117
  Net realized gain (loss) from investments and foreign
   currency transactions ...........................................................           182,798,732               24,006,171
  Net unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies .........           (12,829,338)               3,813,638
                                                                                             ---------------------------------------
    Net increase (decrease) in net assets resulting from operations ................           188,008,129               59,938,926
 Distributions to shareholders from:
  Net investment income:
   Class 1 .........................................................................           (45,793,540)             (34,702,026)
   Class 2 .........................................................................              (143,933)                      --
  In excess of net investment income:
   Class 1 .........................................................................              (577,524)                      --
   Class 2 .........................................................................                (3,081)                      --
  Net realized gains:
   Class 1 .........................................................................           (24,017,474)             (69,708,108)
   Class 2 .........................................................................               (55,641)                      --
                                                                                             ---------------------------------------
 Total distributions to shareholders ...............................................           (70,591,193)            (104,410,134)
 Capital share transactions: (Note 2)
   Class 1 .........................................................................          (295,288,883)            (161,058,239)
   Class 2 .........................................................................             2,240,837                       --
                                                                                             ---------------------------------------
 Total capital share transactions ..................................................          (293,048,046)            (161,058,239)
    Net decrease in net assets .....................................................          (175,631,110)            (205,529,447)
Net assets
 Beginning of year .................................................................           955,900,102            1,161,429,549
                                                                                             ---------------------------------------
 End of year .......................................................................         $ 780,268,992          $   955,900,102
                                                                                             =======================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  End of year ......................................................................         $    (580,604)         $    30,263,329
                                                                                             =======================================


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                                      TEMPLETON INTERNATIONAL
                                                                                                       SMALLER COMPANIES FUND
                                                                                                  ---------------------------------
                                                                                                      1999                 1998
                                                                                                  ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................        $    593,413         $    691,086
  Net realized loss from investments and foreign currency transactions ...................          (2,013,654)          (2,334,096)
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ...........................           6,488,119           (2,224,314)
                                                                                                  ---------------------------------
    Net increase (decrease) in net assets resulting from operations ......................           5,067,878           (3,867,324)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................            (690,707)            (741,651)
   Class 2 ...............................................................................                (424)                  --
  Net realized gains:
   Class 1 ...............................................................................                  --             (858,571)
                                                                                                  ---------------------------------
 Total distributions to shareholders .....................................................            (691,131)          (1,600,222)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................          (5,614,919)          (1,733,715)
   Class 2 ...............................................................................           1,828,877                   --
                                                                                                  ---------------------------------
 Total capital share transactions ........................................................          (3,786,042)          (1,733,715)
    Net increase (decrease) in net assets ................................................             590,705           (7,201,261)
Net assets
 Beginning of year .......................................................................          24,999,444           32,200,705
                                                                                                  ---------------------------------
 End of year .............................................................................        $ 25,590,149         $ 24,999,444
                                                                                                  =================================
Undistributed net investment income included in net assets:
 End of year .............................................................................        $    502,859         $    620,960
                                                                                                  =================================


                                                                                                    TEMPLETON PACIFIC GROWTH FUND
                                                                                                  ---------------------------------
                                                                                                      1999                 1998
                                                                                                  ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................................       $    923,598        $   3,011,920
  Net realized loss from investments and foreign currency transactions ....................        (26,812,507)         (24,149,643)
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ............................         59,288,312           (1,803,583)
                                                                                                  ---------------------------------
    Net increase (decrease) in net assets resulting from operations .......................         33,399,403          (22,941,306)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ................................................................................           (982,376)          (5,322,439)
   Class 2 ................................................................................               (876)                  --
  Net realized gains:
   Class 1 ................................................................................                 --           (1,619,542)
                                                                                                  ---------------------------------
 Total distributions to shareholders ......................................................           (983,252)          (6,941,981)
 Capital share transactions: (Note 2)
   Class 1 ................................................................................        (34,404,047)         (36,751,143)
   Class 2 ................................................................................             68,886                   --
                                                                                                  ---------------------------------
 Total capital share transactions .........................................................        (34,335,161)         (36,751,143)
    Net increase (decrease) in net assets .................................................         (1,919,010)         (66,634,430)
Net assets
 Beginning of year ........................................................................         98,769,385          165,403,815
                                                                                                  ---------------------------------
 End of year ..............................................................................       $ 96,850,375        $  98,769,385
                                                                                                  =================================
Undistributed net investment income included in net assets:
 End of year ..............................................................................       $     91,959        $          --
                                                                                                  =================================



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company, consisting of twenty-five series (the Funds). All Funds are diversified except the Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, and the Templeton Global Income Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 1999, over 90% of the total Trust shares were sold through one insurance company. The Funds and their investment objectives are:

CAPITAL GROWTH
--------------------------------------------------------------------------------
Franklin Global Health Care Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Natural Resources Securities Fund
Franklin Small Cap Fund
Mutual Discovery Securities Fund
Templeton Developing Markets Equity Fund
Templeton Global Growth Fund
Templeton International Equity Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

GROWTH AND INCOME
--------------------------------------------------------------------------------
Franklin Global Communications Securities Fund
Franklin Growth and Income Fund
Franklin Income Securities Fund
Franklin Real Estate Fund
Franklin Rising Dividends Fund
Franklin Value Securities Fund
Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund

CURRENT INCOME
--------------------------------------------------------------------------------
Franklin High Income Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund - 2000
Franklin Zero Coupon Fund - 2005
Franklin Zero Coupon Fund - 2010
Templeton Global Income Securities Fund

CAPITAL PRESERVATION AND INCOME
--------------------------------------------------------------------------------
Franklin Money Market Fund


Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Funds' investment objectives and other policies did not change as a result of the name change.

Effective November 15, 1999 and December 15, 1999, the name of the Franklin Global Utilities Securities Fund and the Franklin Capital Growth Fund changed to Franklin Global Communications Securities Fund and Franklin Large Cap Growth Securities Fund, respectively. The funds' investment objectives and other policies did not change as a result of the name change.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Franklin Money Market Fund are valued at amortized cost which approximates value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FORWARD EXCHANGE CONTRACTS

The Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, and the Templeton Global Income Securities Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements  (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

C. FORWARD EXCHANGE CONTRACTS (CONT.)

daily and each fund's equity therein is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations.

D. CONTRACTS FOR DIFFERENCES

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund are engaged in short contracts for differences. Short contracts for differences are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the funds periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the contracts for the differences and may realize a loss.

E. OPTIONS

In order to produce incremental income or protect against changes in the value of the underlying securities, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may write put and covered call options.

Premiums received by these funds upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. Each fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

F. SECURITIES SOLD SHORT

The Mutual Discovery Securities Fund and Mutual Shares Securities Fund are engaged in selling securities short, which obligates the funds to replace a security borrowed with the same security at the current market value. The funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds would realize a gain if the price of the security declines between those dates.

The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Money Market Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I. DEFERRED TAXES

Deferred taxes are recorded for estimated tax liabilities inherent in certain of the funds' foreign portfolio securities which may arise from subsequent sales of those securities and asset repatriation from countries that impose such taxes.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, all funds except the Franklin Zero Coupon Fund - 2000, the Franklin Zero Coupon Fund - 2005, and the Franklin Zero Coupon Fund - 2010 offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                     FRANKLIN GLOBAL                     FRANKLIN GLOBAL HEALTH
                                                              COMMUNICATIONS SECURITIES FUND              CARE SECURITIES FUND(2)
                                                             -----------------------------------------------------------------------
                                                                SHARES               AMOUNT            SHARES              AMOUNT
                                                             -----------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold .........................................         1,541,846        $  31,772,461         1,376,672        $ 12,987,503
 Shares issued in reinvestment of distributions ......         5,759,297          112,882,214             2,665              25,069
 Shares redeemed .....................................       (15,853,370)        (326,028,297)       (1,066,945)         (9,769,183)
                                                             -----------------------------------------------------------------------
 Net increase (decrease) .............................        (8,552,227)       $(181,373,622)          312,392        $  3,243,389
                                                             =======================================================================
Year ended December 31, 1998
 Shares sold .........................................         2,621,862        $  52,650,625         1,315,108        $ 12,754,095
 Shares issued in reinvestment of distributions ......         5,388,353          104,426,274                --                  --
 Shares redeemed .....................................       (15,318,738)        (303,132,530)         (475,618)         (4,403,400)
                                                             -----------------------------------------------------------------------
 Net increase (decrease) .............................        (7,308,523)       $(146,055,631)          839,490        $  8,350,695
                                                             =======================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold .........................................            20,226        $     430,720            10,177        $     91,223
 Shares issued in reinvestment of distributions ......             1,779               34,802                11                  99
 Shares redeemed .....................................            (2,207)             (45,080)           (1,710)            (16,061)
                                                             -----------------------------------------------------------------------
 Net increase ........................................            19,798        $     420,442             8,478        $     75,261
                                                             =======================================================================


                                                             FRANKLIN
                                                       GROWTH AND INCOME FUND
                                                    ---------------------------
                                                      SHARES          AMOUNT
                                                    ---------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold .....................................    4,366,236   $  86,298,047
 Shares issued in reinvestment of distributions ..    8,533,267     161,876,071
 Shares redeemed .................................  (23,423,299)   (458,563,458)
                                                    ---------------------------
 Net increase (decrease) .........................  (10,523,796)  $(210,389,340)
                                                    ===========================
Year ended December 31, 1998
 Shares sold .....................................    9,617,417   $ 198,201,953
 Shares issued in reinvestment of distributions ..    7,392,186     146,069,603
 Shares redeemed .................................  (15,929,952)   (321,695,049)
                                                    ---------------------------
 Net increase (decrease) .........................    1,079,651   $  22,576,507
                                                    ===========================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold .....................................       77,868   $   1,487,846
 Shares issued in reinvestment of distributions ..        4,414          83,603
 Shares redeemed .................................      (37,757)       (696,285)
                                                    ---------------------------
 Net increase ....................................       44,525   $     875,164
                                                    ===========================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements  (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                 FRANKLIN HIGH INCOME FUND           FRANKLIN INCOME SECURITIES FUND
                                                              ---------------------------------------------------------------------
                                                                 SHARES              AMOUNT            SHARES              AMOUNT
                                                              ---------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ...........................................       11,859,183       $ 149,857,086         2,371,113       $  38,308,568
 Shares issued in reinvestment of distributions ........        9,071,907          98,142,363         7,222,075         109,703,322
 Shares redeemed .......................................      (22,697,184)       (283,846,820)      (26,903,414)       (432,579,380)
                                                              ---------------------------------------------------------------------
 Net increase (decrease) ...............................       (1,766,094)      $ (35,847,371)      (17,310,226)      $(284,567,490)
                                                              =====================================================================
Year ended December 31, 1998
 Shares sold ...........................................       12,350,296       $ 169,850,148         5,561,398       $  97,914,458
 Shares issued in reinvestment of distributions ........        3,423,575          46,731,797         7,512,196         127,031,238
 Shares redeemed .......................................      (16,477,344)       (226,279,172)      (19,594,845)       (338,128,943)
                                                              ---------------------------------------------------------------------
 Net increase (decrease) ...............................         (703,473)      $  (9,697,227)       (6,521,251)      $(113,183,247)
                                                              =====================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ...........................................          135,662       $   1,640,852            85,908       $   1,343,308
 Shares issued in reinvestment of distributions ........           11,129             118,780             3,906              59,256
 Shares redeemed .......................................         (101,197)         (1,192,624)             (892)            (13,183)
                                                              ---------------------------------------------------------------------
 Net increase ..........................................           45,594       $     567,008            88,922       $   1,389,381
                                                              =====================================================================


                                                        FRANKLIN LARGE CAP
                                                       GROWTH SECURITIES FUND
                                                    ---------------------------
                                                       SHARES         AMOUNT
                                                    ---------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ....................................    14,376,691   $ 244,620,121
 Shares issued in reinvestment of distributions..        84,591       1,509,956
 Shares redeemed ................................    (8,863,652)   (154,700,026)
                                                    ---------------------------
 Net increase (decrease) ........................     5,597,630   $  91,430,051
                                                    ===========================
Year ended December 31, 1998
 Shares sold ....................................     9,664,745   $ 140,653,465
 Shares issued in reinvestment of distributions..        37,058         539,187
 Shares redeemed ................................    (4,111,363)    (58,937,582)
                                                    ---------------------------
 Net increase (decrease) ........................     5,590,440   $  82,255,070
                                                    ===========================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ....................................        89,707   $   1,579,229
 Shares issued in reinvestment of distributions..            73           1,300
 Shares redeemed ................................       (64,004)     (1,219,795)
                                                    ---------------------------
 Net increase ...................................        25,776   $     360,734
                                                    ===========================


                                                                                                            FRANKLIN NATURAL
                                                                FRANKLIN MONEY MARKET FUND             RESOURCES SECURITIES FUND
                                                            -----------------------------------------------------------------------
                                                                SHARES               AMOUNT            SHARES              AMOUNT
                                                            -----------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ........................................        705,526,809        $ 705,526,809         4,167,717        $ 40,856,708
 Shares issued in reinvestment of distributions .....         17,609,674           17,609,674            68,783             735,982
 Shares redeemed ....................................       (773,449,498)        (773,449,498)       (5,792,628)        (57,109,985)
                                                            -----------------------------------------------------------------------
 Net decrease .......................................        (50,313,015)       $ (50,313,015)       (1,556,128)       $(15,517,295)
                                                            =======================================================================
Year ended December 31, 1998
 Shares sold ........................................        748,602,052        $ 748,602,052         3,505,454        $ 36,314,081
 Shares issued in reinvestment of distributions .....         19,603,629           19,603,629            91,844             946,913
 Shares redeemed ....................................       (721,314,062)        (721,314,062)       (4,685,716)        (47,411,416)
                                                            -----------------------------------------------------------------------
 Net increase (decrease) ............................         46,891,619        $  46,891,619        (1,088,418)       $(10,150,422)
                                                            =======================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ........................................        219,800,400        $ 219,800,400            38,482        $    417,911
 Shares issued in reinvestment of distributions .....            111,092              111,092                70                 752
 Shares redeemed ....................................       (211,309,892)        (211,309,892)          (32,281)           (342,093)
                                                            -----------------------------------------------------------------------
 Net increase .......................................          8,601,600        $   8,601,600             6,271        $     76,570
                                                            =======================================================================


                                                      FRANKLIN REAL ESTATE FUND
                                                    ---------------------------
                                                      SHARES         AMOUNT
                                                    ---------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ....................................      575,363    $  10,691,098
 Shares issued in reinvestment of distributions .    2,652,511       43,076,785
 Shares redeemed ................................   (6,765,476)    (121,727,316)
                                                    ---------------------------
 Net decrease ...................................   (3,537,602)   $ (67,959,433)
                                                    ===========================
Year ended December 31, 1998
 Shares sold ....................................    1,938,333    $  46,066,967
 Shares issued in reinvestment of distributions .    1,117,322       24,871,599
 Shares redeemed ................................   (6,098,998)    (134,871,059)
                                                    ---------------------------
 Net increase (decrease) ........................   (3,043,343)   $ (63,932,493)
                                                    ===========================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ....................................      165,395    $   2,415,677
 Shares issued in reinvestment of distributions .          815           13,209
 Shares redeemed ................................       (1,567)         (23,093)
                                                    ---------------------------
 Net increase ...................................      164,643    $   2,405,793
                                                    ===========================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements  (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                               FRANKLIN RISING DIVIDENDS FUND           FRANKLIN SMALL CAP FUND
                                                              ---------------------------------------------------------------------
                                                                 SHARES              AMOUNT            SHARES              AMOUNT
                                                              ---------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ...........................................        2,446,386       $  40,314,130         5,623,402       $  95,075,835
 Shares issued in reinvestment of distributions ........        6,599,250         103,080,282           106,977           1,700,933
 Shares redeemed .......................................      (17,468,289)       (281,447,769)      (10,564,693)       (163,173,402)
                                                              ---------------------------------------------------------------------
 Net decrease ..........................................       (8,422,653)      $(138,053,357)       (4,834,314)      $ (66,396,634)
                                                              =====================================================================
Year ended December 31, 1998
 Shares sold ...........................................       10,051,992       $ 190,031,986        10,354,452       $ 146,238,628
 Shares issued in reinvestment of distributions ........        6,443,856         113,991,805         1,866,496          26,056,288
 Shares redeemed .......................................      (14,609,606)       (263,398,761)      (10,047,779)       (137,233,030)
                                                              ---------------------------------------------------------------------
 Net increase (decrease) ...............................        1,886,242       $  40,625,030         2,173,169       $  35,061,886
                                                              =====================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ...........................................           38,839       $     603,609           237,253       $   4,844,539
 Shares issued in reinvestment of distributions ........            3,710              57,830                42                 673
 Shares redeemed .......................................           (2,082)            (31,472)           (7,583)           (172,598)
                                                              ---------------------------------------------------------------------
 Net increase ..........................................           40,467       $     629,967           229,712       $   4,672,614
                                                              =====================================================================


                                                   FRANKLIN U.S. GOVERNMENT FUND
                                                   ----------------------------
                                                       SHARES          AMOUNT
                                                   ----------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ....................................     4,229,311   $  56,773,998
 Shares issued in reinvestment of distributions .     6,745,264      82,724,494
 Shares redeemed ................................   (18,460,763)   (246,883,671)
                                                    ---------------------------
 Net decrease ...................................    (7,486,188)  $(107,385,179)
                                                    ===========================
Year ended December 31, 1998
 Shares sold ....................................    10,470,243   $ 144,337,382
 Shares issued in reinvestment of distributions .     3,808,590      50,958,932
 Shares redeemed ................................   (18,034,303)   (250,254,233)
                                                    ---------------------------
 Net increase (decrease) ........................    (3,755,470)  $ (54,957,919)
                                                    ===========================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ....................................       165,968   $   2,244,294
 Shares issued in reinvestment of distributions .        21,095         257,323
 Shares redeemed ................................       (27,670)       (353,544)
                                                    ---------------------------
 Net increase ...................................       159,393   $   2,148,073
                                                    ===========================


                                                                                                             FRANKLIN ZERO
                                                               FRANKLIN VALUE SECURITIES FUND(2)           COUPON FUND - 2000
                                                               --------------------------------------------------------------------
                                                                SHARES              AMOUNT            SHARES              AMOUNT
                                                               --------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ...........................................        1,587,252        $ 12,476,029           400,191        $  5,693,223
 Shares issued in reinvestment of distributions ........            3,306              28,103         1,068,352          13,947,859
 Shares redeemed .......................................       (1,314,579)        (10,084,519)       (2,141,833)        (30,683,747)
                                                               --------------------------------------------------------------------
 Net increase (decrease) ...............................          275,979        $  2,419,613          (673,290)       $(11,042,665)
                                                               ====================================================================
Year ended December 31, 1998
 Shares sold ...........................................        1,367,931        $ 11,279,710           646,397        $  9,539,377
 Shares issued in reinvestment of distributions ........               --                  --           637,042           9,058,747
 Shares redeemed .......................................         (211,139)         (1,801,987)       (2,343,411)        (35,028,241)
                                                               --------------------------------------------------------------------
 Net increase (decrease) ...............................        1,156,792        $  9,477,723        (1,059,972)       $(16,430,117)
                                                               ====================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ...........................................          195,613        $  1,501,629
 Shares issued in reinvestment of distributions ........               16                 138
 Shares redeemed .......................................          (35,319)           (269,986)
                                                               ------------------------------
 Net increase ..........................................          160,310        $  1,231,781
                                                               ==============================


                                                            FRANKLIN ZERO
                                                          COUPON FUND - 2005
                                                      -------------------------
                                                        SHARES         AMOUNT
                                                      -------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold .......................................     616,940   $ 10,348,925
 Shares issued in reinvestment of distributions ....     625,547      9,492,430
 Shares redeemed ...................................  (1,462,565)   (24,191,313)
                                                      -------------------------
 Net increase (decrease) ...........................    (220,078)  $ (4,349,958)
                                                      =========================
Year ended December 31, 1998
 Shares sold .......................................     977,903   $ 16,942,756
 Shares issued in reinvestment of distributions ....     357,194      5,904,415
 Shares redeemed ...................................  (1,107,098)   (19,140,098)
                                                      -------------------------
 Net increase (decrease) ...........................     227,999   $  3,707,073
                                                      =========================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold .......................................
 Shares issued in reinvestment of distributions ....
 Shares redeemed ...................................

 Net increase ......................................

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements  (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                        FRANKLIN ZERO
                                                                     COUPON FUND - 2010             MUTUAL DISCOVERY SECURITIES FUND
                                                               --------------------------------------------------------------------
                                                                 SHARES              AMOUNT            SHARES              AMOUNT
                                                               --------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ...........................................        1,559,718        $ 27,125,932         1,982,385        $ 23,245,306
 Shares issued in reinvestment of distributions ........          779,588          11,854,045           476,305           5,872,849
 Shares redeemed .......................................       (2,579,464)        (43,760,125)       (7,422,698)        (87,417,197)
                                                               --------------------------------------------------------------------
 Net decrease ..........................................         (240,158)       $ (4,780,148)       (4,964,008)       $(58,299,042)
                                                               ====================================================================
Year ended December 31, 1998
 Shares sold ...........................................        2,622,702        $ 48,365,327         7,041,503        $ 90,113,407
 Shares issued in reinvestment of distributions ........          314,060           5,565,143           482,835           6,383,083
 Shares redeemed .......................................       (2,825,253)        (52,079,073)       (3,946,113)        (44,836,285)
                                                               --------------------------------------------------------------------
 Net increase ..........................................          111,509        $  1,851,397         3,578,225        $ 51,660,205
                                                               ====================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ...........................................                                                 33,335        $    398,375
 Shares issued in reinvestment of distributions ........                                                    461               5,671
 Shares redeemed .......................................                                                 (3,299)            (39,974)
                                                                                                     ------------------------------
 Net increase ..........................................                                                 30,497        $    364,072
                                                                                                     ==============================

                                                   MUTUAL SHARES SECURITIES FUND
                                                   ----------------------------
                                                       SHARES          AMOUNT
                                                   ----------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ....................................     5,163,014   $  66,279,367
 Shares issued in reinvestment of distributions .       914,838      12,213,087
 Shares redeemed ................................   (12,518,155)   (158,453,903)
                                                    ---------------------------
 Net decrease ...................................    (6,440,303)  $ (79,961,449)
                                                    ===========================
Year ended December 31, 1998
 Shares sold ....................................    12,012,852   $ 150,206,617
 Shares issued in reinvestment of distributions .       760,950       9,603,186
 Shares redeemed ................................    (4,280,005)    (49,418,486)
                                                    ---------------------------
 Net increase ...................................     8,493,797   $ 110,391,317
                                                    ===========================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ....................................       436,840   $   5,671,654
 Shares issued in reinvestment of distributions .         3,403          45,323
 Shares redeemed ................................        (8,851)       (110,967)
                                                    ---------------------------
 Net increase ...................................       431,392   $   5,606,010
                                                    ===========================


                                                                  TEMPLETON DEVELOPING                      TEMPLETON GLOBAL
                                                                   MARKETS EQUITY FUND                    ASSET ALLOCATION FUND
                                                             ----------------------------------------------------------------------
                                                                SHARES               AMOUNT            SHARES              AMOUNT
                                                             ----------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold .........................................         3,881,288        $  32,963,868           369,621        $  4,473,677
 Shares issued in reinvestment of distributions ......           371,653            3,408,057           779,230           9,222,366
 Shares redeemed .....................................        (9,742,060)         (80,140,327)       (2,380,619)        (29,109,797)
                                                             ----------------------------------------------------------------------
 Net decrease ........................................        (5,489,119)       $ (43,768,402)       (1,231,768)       $(15,413,754)
                                                             ======================================================================
Year ended December 31, 1998
 Shares sold .........................................         6,171,249        $  49,413,698         1,163,365        $ 15,880,669
 Shares issued in reinvestment of distributions ......         4,042,542           29,793,530           556,595           7,168,941
 Shares redeemed .....................................       (13,892,294)        (110,288,805)       (2,081,709)        (26,875,808)
                                                             ----------------------------------------------------------------------
 Net increase (decrease) .............................        (3,678,503)       $ (31,081,577)         (361,749)       $ (3,826,198)
                                                             ======================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold .........................................         3,208,177        $  28,287,279             4,796        $     59,342
 Shares issued in reinvestment of distributions ......               218                2,002               506               5,981
 Shares redeemed .....................................        (3,175,302)         (28,227,581)             (901)            (10,757)
                                                             ----------------------------------------------------------------------
 Net increase ........................................            33,093        $      61,700             4,401        $     54,566
                                                             ======================================================================


                                                    TEMPLETON GLOBAL GROWTH FUND
                                                    ---------------------------
                                                       SHARES          AMOUNT
                                                    ---------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold .....................................    3,559,626   $  53,423,886
 Shares issued in reinvestment of distributions ..    6,314,237      91,430,148
 Shares redeemed .................................  (15,136,586)   (225,779,930)
                                                    ---------------------------
 Net decrease ....................................   (5,262,723)  $ (80,925,896)
                                                    ===========================
Year ended December 31, 1998
 Shares sold .....................................    6,659,421   $ 103,474,286
 Shares issued in reinvestment of distributions ..    6,496,363      93,807,481
 Shares redeemed .................................  (12,002,187)   (175,183,507)
                                                    ---------------------------
 Net increase (decrease) .........................    1,153,597   $  22,098,260
                                                    ===========================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold .....................................    3,228,083   $  46,873,543
 Shares issued in reinvestment of distributions ..        7,976         115,255
 Shares redeemed .................................   (2,948,742)    (42,993,192)
                                                    ---------------------------
 Net increase ....................................      287,317   $   3,995,606
                                                    ===========================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements  (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                      TEMPLETON GLOBAL                 TEMPLETON INTERNATIONAL
                                                                   INCOME SECURITIES FUND                    EQUITY FUND
                                                             ----------------------------------------------------------------------
                                                                SHARES             AMOUNT             SHARES               AMOUNT
                                                             ----------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold .........................................          755,763        $  9,398,931          9,536,395        $ 154,330,253
 Shares issued in reinvestment of distributions ......          815,256           9,277,104          4,250,735           70,388,538
 Shares redeemed .....................................       (5,116,543)        (62,034,941)       (32,083,168)        (520,007,674)
                                                             ----------------------------------------------------------------------
 Net decrease ........................................       (3,545,524)       $(43,358,906)       (18,296,038)       $(295,288,883)
                                                             ======================================================================
Year ended December 31, 1998
 Shares sold .........................................          884,521        $ 11,354,195          6,071,020        $  98,428,488
 Shares issued in reinvestment of distributions ......        1,004,061          12,370,027          6,374,245          104,410,134
 Shares redeemed .....................................       (4,428,598)        (56,677,775)       (22,907,488)        (363,896,861)
                                                             ----------------------------------------------------------------------
 Net decrease ........................................       (2,540,016)       $(32,953,553)       (10,462,223)       $(161,058,239)
                                                             ======================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold .........................................           40,368        $    470,374          6,929,787        $ 113,531,523
 Shares issued in reinvestment of distributions ......            1,764              19,727             12,090              202,655
 Shares redeemed .....................................           (2,055)            (24,797)        (6,761,339)        (111,493,341)
                                                             ----------------------------------------------------------------------
 Net increase ........................................           40,077        $    465,304            180,538        $   2,240,837
                                                             ======================================================================

                                                        TEMPLETON INTERNATIONAL
                                                        SMALLER COMPANIES FUND
                                                      -------------------------
                                                        SHARES         AMOUNT
                                                      -------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold .......................................     583,886   $  6,152,029
 Shares issued in reinvestment of distributions ....      64,794        690,707
 Shares redeemed ...................................  (1,240,556)   (12,457,655)
                                                      -------------------------
 Net decrease ......................................    (591,876)  $ (5,614,919)
                                                      =========================
Year ended December 31, 1998
 Shares sold .......................................   1,335,385   $ 13,968,902
 Shares issued in reinvestment of distributions ....     147,758      1,600,222
 Shares redeemed ...................................  (1,687,180)   (17,302,839)
                                                      -------------------------
 Net decrease ......................................    (204,037)  $ (1,733,715)
                                                      =========================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold .......................................   2,831,182   $ 29,929,003
 Shares issued in reinvestment of distributions ....          40            424
 Shares redeemed ...................................  (2,646,201)   (28,100,550)
                                                      -------------------------
 Net increase ......................................     185,021   $  1,828,877
                                                      =========================

                                                   TEMPLETON PACIFIC GROWTH FUND
                                                   ----------------------------
                                                      SHARES          AMOUNT
                                                   ----------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold ....................................    37,570,852   $ 339,701,623
 Shares issued in reinvestment of distributions..        96,595         982,376
 Shares redeemed ................................   (41,329,954)   (375,088,046)
                                                    ---------------------------
 Net decrease ...................................    (3,662,507)  $ (34,404,047)
                                                    ===========================
Year ended December 31, 1998
 Shares sold ....................................    12,315,500   $  91,136,520
 Shares issued in reinvestment of distributions..     1,116,074       6,941,981
 Shares redeemed ................................   (18,106,232)   (134,829,644)
                                                    ---------------------------
 Net decrease ...................................    (4,674,658)  $ (36,751,143)
                                                    ===========================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold ....................................       494,861   $   4,788,916
 Shares issued in reinvestment of distributions .            86             876
 Shares redeemed ................................      (483,963)     (4,720,906)
                                                    ---------------------------
 Net increase ...................................        10,984   $      68,886
                                                    ===========================

(1) For the period January 6, 1999 (effective date) to December 31, 1999.

(2) For the period May 1, 1998 (effective date) to December 31, 1998.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

ENTITY                                                                                          AFFILIATION
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Services, Inc. (FT Services)                                                 Administrative manager
Franklin Advisers, Inc. (Advisers)                                                              Investment manager
Franklin Advisory Services, LLC (Advisory Services)                                             Investment manager
Franklin Mutual Advisers, LLC (Franklin Mutual)                                                 Investment manager
Templeton Asset Management Ltd. (TAML)                                                          Investment manager
Templeton Global Advisors Ltd. (TGAL)                                                           Investment manager
Templeton Investment Counsel, Inc. (TICI)                                                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)                                            Principal underwriter
Franklin/Templeton Investor Services, Inc. (Investor Services)                                  Transfer agent

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds, except the Franklin Global Health Care Securities Fund, the Franklin Large Cap Growth Securities Fund, the Franklin Rising Dividends Fund, the Franklin Small Cap Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Templeton Global Growth Fund, the Templeton International Equity Fund, the Templeton International Smaller Companies Fund, and the Templeton Pacific Growth Fund as follows:



ANNUALIZED FEE RATE    DAILY NET ASSETS
--------------------------------------------------------------------------------
    .625%              First $100 million
     .50%              over $100 million, up to and including $250 million
     .45%              over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Income Securities Fund and receives fees from Advisers based on the average daily net assets of the fund.

The Templeton International Equity Fund and the Templeton Pacific Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

ANNUALIZED FEE RATE    DAILY NET ASSETS
--------------------------------------------------------------------------------
     1.00%             First $100 million
      .90%             over $100 million, up to and including $250 million
      .80%             over $250 million, up to and including $500 million
      .75%             over $500 million

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton International Equity Fund and the Templeton Pacific Growth Fund, and receives fees from Advisers based on the average daily net assets of each fund.

The Franklin Large Cap Growth Securities Fund and the Franklin Small Cap Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

ANNUALIZED FEE RATE        DAILY NET ASSETS
--------------------------------------------------------------------------------
      .75%                 First $500 million
     .625%                 over $500 million, up to and including $1 billion
      .50%                 over $1 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Global Health Care Securities Fund and the Franklin Value Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

ANNUALIZED FEE RATE        DAILY NET ASSETS
--------------------------------------------------------------------------------
   .60%                    First $200 million
   .50%                    over $200 million, up to and including $1.3 billion
   .40%                    over $1.3 billion

For the Franklin Global Health Care Securities Fund and the Franklin Value Securities Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Franklin Rising Dividends Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

ANNUALIZED FEE RATE        DAILY NET ASSETS
--------------------------------------------------------------------------------
       .75%                First $500 million
       .625%               over $500 million, up to and including $1 billion
       .50%                over $1 billion

The Templeton Global Growth Fund pays an investment management fee to TGAL based on the average net assets of the fund as follows:

ANNUALIZED FEE RATE        DAILY NET ASSETS
--------------------------------------------------------------------------------
     1.00%                 First $100 million
      .90%                 over $100 million, up to and including $250 million
      .80%                 over $250 million, up to and including $500 million
      .75%                 over $500 million

The Templeton Global Asset Allocation Fund pays an investment management fee to TGAL based on the average net assets of the fund as follows:

ANNUALIZED FEE RATE        DAILY NET ASSETS
--------------------------------------------------------------------------------
       .65%                First $200 million
      .585%                over $200 million, up to and including $1.3 billion
       .52%                over $1.3 billion

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Asset Allocation Fund and receives from TGAL fees based on the average daily net assets of the fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TICI based on the average net assets of the fund as follows:

ANNUALIZED FEE RATE        DAILY NET ASSETS
--------------------------------------------------------------------------------
      .85%                 First $200 million
     .765%                 over $200 million, up to and including $1.3 billion
      .68%                 over $1.3 billion

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each fund.

The Templeton Developing Markets Equity Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, and the Templeton International Smaller Companies Fund. The fee is paid by each fund's respective investment managers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, and the Templeton International Smaller Companies Fund, pay administrative fees to FT Services based on the average net assets of each fund as follows:

ANNUALIZED FEE RATE        DAILY NET ASSETS
--------------------------------------------------------------------------------
       .15%                First $200 million
      .135%                over $200 million, up to and including $700 million
       .10%                over $700 million, up to and including $1.2 billion


Fees are further reduced on net assets over $1.2 billion.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class 2, for costs incurred in marketing the Funds' shares. Effective July 1, 1999, the rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.


4. INCOME TAXES

At December 31, 1999, certain funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                            FRANKLIN GLOBAL
                                                               HEALTH CARE                FRANKLIN HIGH             FRANKLIN MONEY
                                                             SECURITIES FUND                INCOME FUND               MARKET FUND
                                                            ------------------------------------------------------------------------
Capital loss carryovers expiring in:
2000 ...................................................        $       --                  $       --                  $  210
2001 ...................................................                --                          --                     523
2002 ...................................................                --                          --                   7,568
2003 ...................................................                --                          --                      --
2004 ...................................................                --                          --                      --
2005 ...................................................                --                          --                      --
2006 ...................................................           239,954                          --                     371
2007 ...................................................         1,380,953                   2,294,320                      --
                                                            ------------------------------------------------------------------------
                                                                $1,620,907                  $2,294,320                  $8,672
                                                            ========================================================================


                                                            FRANKLIN NATURAL                   FRANKLIN U.S.
                                                              RESOURCES                         GOVERNMENT           FRANKLIN VALUE
                                                            SECURITIES FUND                        FUND              SECURITIES FUND
                                                            ------------------------------------------------------------------------
2000 ...................................................        $        --                     $       --             $     --
2001 ...................................................                 --                             --                   --
2002 ...................................................                 --                      8,408,494                   --
2003 ...................................................                 --                        826,481                   --
2004 ...................................................            146,066                             --                   --
2005 ...................................................          3,313,053                        169,754                   --
2006 ...................................................         14,821,804                             --               64,007
2007 ...................................................          3,374,600                             --              382,947
                                                            ------------------------------------------------------------------------
                                                                $21,655,523                     $9,404,729             $446,954
                                                            ========================================================================

                                                        TEMPLETON                                        TEMPLETON
                                           MUTUAL      DEVELOPING      TEMPLETON        TEMPLETON      INTERNATIONAL    TEMPLETON
                                         DISCOVERY       MARKETS     GLOBAL ASSET     GLOBAL INCOME       SMALLER        PACIFIC
                                      SECURITIES FUND  EQUITY FUND  ALLOCATION FUND  SECURITIES FUND  COMPANIES FUND   GROWTH FUND
                                      ----------------------------------------------------------------------------------------------
Capital loss carryovers expiring in:
2003 ..............................     $        --    $        --    $       --        $1,035,267        $        --    $        --
2006 ..............................       5,888,540     21,232,197            --                --          2,543,971     24,460,805
2007 ..............................              --     46,658,065       867,232         5,093,383          1,878,044     27,181,209
                                      ----------------------------------------------------------------------------------------------
                                        $ 5,888,540    $67,890,262    $  867,232        $6,128,650        $ 4,422,015    $51,642,014
                                      ==============================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

4. INCOME TAXES (CONT.)

At December 31, 1999, the following funds had deferred capital losses and/or deferred currency losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

 FRANKLIN GLOBAL      FRANKLIN GLOBAL
  COMMUNICATIONS        HEALTH CARE        FRANKLIN HIGH      FRANKLIN INCOME
 SECURITIES FUND      SECURITIES FUND       INCOME FUND       SECURITIES FUND
--------------------------------------------------------------------------------
    $2,111,384            $165,657           $5,404,088           $799,463

FRANKLIN LARGE
   CAP GROWTH    FRANKLIN REAL  FRANKLIN SMALL   FRANKLIN U.S.    FRANKLIN VALUE
SECURITIES FUND   ESTATE FUND      CAP FUND     GOVERNMENT FUND  SECURITIES FUND
--------------------------------------------------------------------------------
     $65,023       $4,078,609      $103            $1,160,146        $27,329

 FRANKLIN                         TEMPLETON                     TEMPLETON
ZERO COUPON                  DEVELOPING MARKETS               GLOBAL ASSET
FUND - 2005                      EQUITY FUND                 ALLOCATION FUND
--------------------------------------------------------------------------------
  $20,685                         $1,522,503                     $989,065

                                                               TEMPLETON
   TEMPLETON                     TEMPLETON                   INTERNATIONAL
 GLOBAL INCOME                 INTERNATIONAL                    SMALLER
SECURITIES FUND                 EQUITY FUND                  COMPANIES FUND
--------------------------------------------------------------------------------
   $1,407,836                    $1,004,292                    $115,743

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, and passive foreign investment company shares.

At December 31, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                               FRANKLIN GLOBAL   FRANKLIN GLOBAL     FRANKLIN
                                                COMMUNICATIONS     HEALTH CARE      GROWTH AND      FRANKLIN HIGH   FRANKLIN INCOME
                                               SECURITIES FUND   SECURITIES FUND    INCOME FUND      INCOME FUND    SECURITIES FUND
                                               ------------------------------------------------------------------------------------
Investments at cost ........................    $ 668,413,801      $ 9,983,079     $ 837,266,947    $ 370,407,419    $ 805,870,987
                                               ====================================================================================
Unrealized appreciation ....................    $ 313,538,706      $ 2,207,409     $ 190,308,475    $   4,887,920    $  68,757,518
Unrealized depreciation ....................      (15,668,603)        (708,065)      (62,236,786)     (66,643,693)    (109,152,573)
                                               ------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .    $ 297,870,103      $ 1,499,344     $ 128,071,689    $ (61,755,773)   $ (40,395,055)
                                               ====================================================================================

                                               FRANKLIN LARGE    FRANKLIN NATURAL
                                                 CAP GROWTH         RESOURCES       FRANKLIN REAL   FRANKLIN RISING  FRANKLIN SMALL
                                               SECURITIES FUND   SECURITIES FUND     ESTATE FUND    DIVIDENDS FUND      CAP FUND
                                               ------------------------------------------------------------------------------------
Investments at cost ........................    $ 296,621,987      $ 42,077,656     $ 168,965,027    $ 406,330,429   $ 270,173,246
                                               ====================================================================================
Unrealized appreciation ....................    $ 137,194,930      $  6,719,016     $  15,914,488    $ 102,809,592   $ 260,048,654
Unrealized depreciation ....................      (24,166,986)       (5,796,305)      (25,266,874)     (61,451,328)    (38,042,303)
                                               ------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .    $ 113,027,944      $    922,711     $  (9,352,386)   $  41,358,264   $ 222,006,351
                                               ====================================================================================

                                                                                       FRANKLIN         FRANKLIN         FRANKLIN
                                                 FRANKLIN U.S.      FRANKLIN VALUE    ZERO COUPON     ZERO COUPON      ZERO COUPON
                                                GOVERNMENT FUND    SECURITIES FUND    FUND - 2000     FUND - 2005      FUND - 2010
                                                -----------------------------------------------------------------------------------
Investments at cost .........................    $ 530,457,451      $ 12,659,039      $ 69,904,479    $ 63,480,525    $ 62,689,444
                                                ===================================================================================
Unrealized appreciation .....................    $   5,012,097      $  1,443,892      $  1,148,429    $  3,499,491    $  4,544,862
Unrealized depreciation .....................      (22,045,994)       (1,583,324)           (4,220)       (896,948)       (801,964)
                                                -----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ..    $ (17,033,897)     $   (139,432)     $  1,144,209    $  2,602,543    $  3,742,898
                                                ===================================================================================

                                                                                    TEMPLETON
                                                                                   DEVELOPING         TEMPLETON        TEMPLETON
                                           MUTUAL DISCOVERY     MUTUAL SHARES         MARKETS        GLOBAL ASSET         GLOBAL
                                            SECURITIES FUND    SECURITIES FUND      EQUITY FUND     ALLOCATION FUND    GROWTH FUND
                                           -----------------------------------------------------------------------------------------
Investments at cost ..................       $ 167,568,589      $ 399,801,882     $ 148,899,740      $ 59,141,054     $ 618,675,494
                                           =========================================================================================
Unrealized appreciation ..............       $  39,138,423      $  70,275,572     $  54,120,646      $  9,010,581     $ 154,202,623
Unrealized depreciation ..............          (9,006,162)       (22,750,065)      (15,104,837)       (6,815,090)      (60,689,015)
                                           -----------------------------------------------------------------------------------------
Net unrealized appreciation ..........       $  30,132,261      $  47,525,507     $  39,015,809      $  2,195,491     $  93,513,608
                                           =========================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

4. INCOME TAXES (CONT.)

                                                                                                    TEMPLETON
                                                            TEMPLETON            TEMPLETON        INTERNATIONAL        TEMPLETON
                                                          GLOBAL INCOME        INTERNATIONAL         SMALLER            PACIFIC
                                                         SECURITIES FUND        EQUITY FUND       COMPANIES FUND      GROWTH FUND
                                                         --------------------------------------------------------------------------
Investments at cost ..............................        $ 95,009,731         $ 631,466,875       $ 22,596,326      $ 106,903,704
                                                         ==========================================================================
Unrealized appreciation ..........................        $  1,079,119         $ 207,364,579       $  5,930,679      $  17,141,287
Unrealized depreciation ..........................          (6,408,047)          (57,698,766)        (2,988,325)       (31,471,540)
                                                         --------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .......        $ (5,328,928)        $ 149,665,813       $  2,942,354      $ (14,330,253)
                                                         ==========================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                                           FRANKLIN GLOBAL     FRANKLIN GLOBAL     FRANKLIN
                                           COMMUNICATIONS        HEALTH CARE      GROWTH AND      FRANKLIN HIGH    FRANKLIN INCOME
                                           SECURITIES FUND     SECURITIES FUND    INCOME FUND      INCOME FUND     SECURITIES FUND
                                           ----------------------------------------------------------------------------------------
Purchases .............................    $  752,683,868        $21,629,912      $432,685,375    $ 83,262,259       $112,780,907
Sales .................................    $1,093,589,415        $17,527,160      $736,112,176    $171,312,742       $418,601,155

                                           FRANKLIN LARGE     FRANKLIN NATURAL
                                             CAP GROWTH          RESOURCES        FRANKLIN REAL    FRANKLIN RISING   FRANKLIN SMALL
                                           SECURITIES FUND    SECURITIES FUND      ESTATE FUND     DIVIDENDS FUND       CAP FUND
                                           ----------------------------------------------------------------------------------------
Purchases .............................      $228,846,076       $23,024,294       $ 21,466,517       $ 30,770,030    $122,071,236
Sales .................................      $121,643,551       $35,695,966       $114,760,248       $255,295,565    $192,579,951

                                                                                     FRANKLIN         FRANKLIN        FRANKLIN
                                            FRANKLIN U.S.       FRANKLIN VALUE     ZERO COUPON       ZERO COUPON     ZERO COUPON
                                           GOVERNMENT FUND     SECURITIES FUND     FUND - 2000       FUND - 2005     FUND - 2010
                                           ----------------------------------------------------------------------------------------
Purchases .............................      $ 47,441,883        $10,341,416       $ 8,326,710       $11,925,345     $15,493,910
Sales .................................      $208,085,728        $ 6,082,421       $36,297,810       $25,939,091     $32,795,648

                                                                                     TEMPLETON
                                                                                    DEVELOPING          TEMPLETON        TEMPLETON
                                            MUTUAL DISCOVERY     MUTUAL SHARES        MARKETS         GLOBAL ASSET        GLOBAL
                                             SECURITIES FUND    SECURITIES FUND     EQUITY FUND      ALLOCATION FUND    GROWTH FUND
                                           ----------------------------------------------------------------------------------------
Purchases .............................       $184,687,953       $320,934,150       $ 53,185,619       $23,733,351      $314,057,492
Sales .................................       $219,375,099       $351,652,090       $100,367,019       $42,897,139      $458,734,579

                                                                                                     TEMPLETON
                                                                   TEMPLETON        TEMPLETON       INTERNATIONAL     TEMPLETON
                                                                 GLOBAL INCOME    INTERNATIONAL        SMALLER         PACIFIC
                                                                SECURITIES FUND    EQUITY FUND     COMPANIES FUND    GROWTH FUND
                                                                -------------------------------------------------------------------
Purchases ..................................................     $ 91,652,922      $256,702,244      $3,623,134      $12,174,908
Sales ......................................................     $133,666,738      $551,033,216      $7,738,628      $53,179,778


Transactions in call options written during the year ended December 31, 1999 were as follows:

MUTUAL DISCOVERY SECURITIES FUND

                                                      NUMBER OF        PREMIUMS
                                                      CONTRACTS        RECEIVED
                                                      -------------------------
Options outstanding at December 31, 1998 ......              9          $ 1,346
Options written ...............................             14            5,776
Options expired ...............................            (23)          (7,122)
                                                      -------------------------
Options outstanding at December 31, 1999 ......           --               --
                                                      =========================

MUTUAL SHARES SECURITIES FUND

                                                      NUMBER OF        PREMIUMS
                                                      CONTRACTS        RECEIVED
                                                      -------------------------
Options outstanding at December 31, 1998 ......             12         $  1,795
Options written ...............................             31           12,681
Options expired ...............................            (43)         (14,476)
                                                      -------------------------
Options outstanding at December 31, 1999 ......           --               --
                                                      =========================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Each of the funds listed below has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 1999, certain funds have outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at each fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

MUTUAL DISCOVERY SECURITIES FUND

                                                               IN             SETTLEMENT        UNREALIZED
                 CONTRACTS TO BUY                         EXCHANGE FOR           DATE         GAINS (LOSSES)
                                                        ----------------------------------------------------
        200,000  New Zealand Dollars ................   U.S. $   104,200        1/18/00      U.S. $      337
      2,875,000  British Pounds .....................          4,623,765        1/20/00               23,000
    109,060,257  Japanese Yen .......................          1,077,646        3/24/00                4,312
        472,157  British Pounds .....................            762,156        5/22/00                  759
                                                             -----------                          ----------
                                                        U.S. $ 6,567,767                     U.S. $   28,408
                                                             -----------                          ----------

                 CONTRACTS TO SELL
-----------------------------------------------------
      9,535,672  European Unit ......................   U.S. $10,085,061        1/19/00      U.S. $  470,541
     35,271,263  Swedish Krona ......................          4,370,665        1/19/00              218,086
        821,950  British Pounds .....................          1,344,277        1/20/00               15,787
     36,779,162  Swedish Krona ......................          4,441,784        2/17/00              103,069
      8,847,469  Swiss Francs .......................          5,718,929        3/10/00              117,599
        709,165  European Unit ......................            736,933        3/10/00               19,222
        993,960  Singapore Dollars ..................            600,000        3/14/00                  186
     22,472,356  Swedish Krona ......................          2,664,211        3/17/00                7,984
      3,300,000  British Pounds .....................          5,425,450        3/24/00               92,065
     31,920,000  Japanese Yen .......................            319,968        3/24/00                3,298
     21,319,871  European Unit ......................         22,660,357        4/12/00            1,032,914
      2,122,302  British Pounds .....................          3,436,644        5/22/00                7,411
      6,957,425  European Unit ......................          7,125,877        5/30/00               44,173
     42,500,000  Swedish Krona ......................          5,055,912        6/15/00                4,059
      1,026,119  European Unit ......................          1,053,509        6/19/00                7,634
                                                             -----------                          ----------
                                                        U.S. $75,039,577                          $2,144,028
                                                             -----------                          ----------
   Net unrealized gain on offsetting forward
      exchange contracts ............................                                             $   20,055
                                                                                                  ----------
      Unrealized gain on forward exchange contracts .                                        U.S. $2,192,491
                                                                                                  ----------

                 CONTRACTS TO BUY
-----------------------------------------------------
        600,000  British Pounds .....................   U.S. $   970,920        1/20/00      U.S. $   (1,160)
        543,983  British Pounds .....................            879,557        3/24/00                 (384)
     48,508,687  Japanese Yen .......................            482,768        3/24/00               (1,526)
      1,118,891  British Pounds .....................          1,814,509        5/22/00               (6,596)
                                                             -----------                          ----------
                                                        U.S. $ 4,147,754                     U.S. $   (9,666)
                                                             -----------                          ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL DISCOVERY SECURITIES FUND (CONT.)

                                                                  IN                                          UNREALIZED
                    CONTRACTS TO SELL                        EXCHANGE FOR         SETTLEMENT DATE           GAINS (LOSSES)
--------------------------------------------------------------------------------------------------------------------------
         1,477,014  New Zealand Dollars ...............    U.S. $   768,579           1/18/00              U.S. $   (3,435)
         8,311,977  British Pounds ....................          13,053,857           1/20/00                     (380,510)
         5,392,306  Canadian Dollars ..................           3,668,483           1/31/00                      (63,694)
           129,056  British Pounds ....................             207,148           2/17/00                       (1,443)
         2,662,590  Singapore Dollars .................           1,600,084           3/14/00                       (6,680)
       591,655,229  Japanese Yen ......................           5,795,119           3/24/00                      (74,535)
           206,600  British Pounds ....................             332,760           5/22/00                       (1,066)
         2,112,775  Swedish Krona .....................             250,000           6/15/00                       (1,140)
         2,541,050  European Unit .....................           2,584,930           6/19/00                       (5,166)
                                                                -----------                                     ----------
                                                           U.S. $28,260,960                                U.S. $ (537,669)
                                                                -----------                                     ----------

                    CONTRACTS TO BUY
-------------------------------------------------------
           528,932  European Unit .....................    SEK    4,581,500           1/19/00              U.S. $   (6,087)
                                                                -----------                                     ----------
       Unrealized loss on forward exchange contracts ..                                                           (553,422)
                                                                                                                ----------
       Net unrealized gain on forward exchange contracts                                                   U.S. $1,639,069
                                                                                                                ==========

MUTUAL SHARES SECURITIES FUND
                                                                  IN                                          UNREALIZED
                    CONTRACTS TO BUY                         EXCHANGE FOR        SETTLEMENT DATE            GAINS (LOSSES)
--------------------------------------------------------------------------------------------------------------------------
           500,000  British Pounds ....................    U.S. $   801,235           1/20/00              U.S. $    6,898
           400,000  Canadian Dollars ..................             275,473           1/31/00                        1,379
           321,344  Swiss Francs ......................             202,805           3/10/00                          638
        31,144,875  Japanese Yen ......................             306,770           3/24/00                        2,210
           252,546  British Pounds ....................             406,389           5/22/00                        1,676
                                                                -----------                                     ----------
                                                           U.S. $ 1,992,672                                U.S. $   12,801
                                                                -----------                                     ----------

                    CONTRACTS TO SELL
-------------------------------------------------------
        14,663,910  European Unit .....................    U.S. $15,467,692           1/19/00              U.S. $  682,528
        19,759,585  Swedish Krona .....................           2,448,524           1/19/00                      122,176
            98,706  British Pounds ....................             160,841           2/17/00                        1,305
        16,550,500  Swedish Krona .....................           2,012,364           2/17/00                       59,956
         1,100,000  European Unit .....................           1,178,911           2/29/00                       66,451
         5,976,665  Swiss Francs ......................           3,863,265           3/10/00                       79,441
           442,057  European Unit .....................             458,091           3/10/00                       10,708
        31,117,386  Swedish Krona .....................           3,689,123           3/17/00                       11,055
         1,200,000  British Pounds ....................           1,965,000           3/24/00                       25,587
        11,262,369  European Unit .....................          11,963,405           4/12/00                      538,559
         1,858,407  British Pounds ....................           3,009,318           5/22/00                        6,490
         4,123,913  European Unit .....................           4,228,944           5/30/00                       31,366
        58,500,000  Swedish Krona .....................           6,959,315           6/15/00                        5,587
           684,044  European Unit .....................             700,910           6/19/00                        3,663
                                                                -----------                                     ----------
                                                           U.S. $58,105,703                                U.S. $1,644,872
                                                                -----------                                     ----------
        Unrealized gain on forward exchange contracts .                                                    U.S. $1,657,673
                                                                                                                ----------

                    CONTRACTS TO BUY
-------------------------------------------------------
           697,728  Swiss Francs ......................    U.S. $   443,297           3/10/00              U.S. $   (1,566)
           865,041  British Pounds ....................           1,422,477           5/22/00                      (24,737)
                                                                -----------                                     ----------
                                                           U.S. $ 1,865,774                                U.S. $  (26,303)
                                                                -----------                                     ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL SHARES SECURITIES FUND (CONT.)

                                                                   IN                                UNREALIZED
                 CONTRACTS TO SELL                            EXCHANGE FOR    SETTLEMENT DATE      GAINS (LOSSES)
------------------------------------------------------------------------------------------------------------------
        117,327  British Pounds .......................    U.S. $   189,131       1/18/00         U.S. $     (499)
      8,488,490  British Pounds .......................          13,336,936       1/20/00                (382,720)
      4,522,798  Canadian Dollars .....................           3,085,637       1/31/00                 (44,728)
        216,272  British Pounds .......................             347,457       2/17/00                  (2,100)
        240,189  European Unit ........................             243,072       3/10/00                     (12)
     78,050,315  Japanese Yen .........................             764,194       3/24/00                 (10,123)
        111,488  British Pounds .......................             179,562       5/22/00                    (581)
      2,000,000  European Unit ........................           2,033,600       6/19/00                  (5,003)
                                                                -----------                            ----------
                                                           U.S. $20,179,589                       U.S. $ (445,766)
                                                                -----------                            ----------

                 CONTRACTS TO BUY
-------------------------------------------------------
        528,932  European Unit ........................    SEK    4,581,500       1/19/00         U.S. $   (6,087)
                                                                                                       ----------
     Unrealized loss on forward exchange contracts ....                                                $ (478,156)
                                                                                                       ----------
      Net unrealized gain on forward exchange contracts                                           U.S. $1,179,517
                                                                                                       ==========

TEMPLETON GLOBAL ASSET ALLOCATION FUND

                                                    IN                                       NET UNREALIZED
                 CONTRACTS TO SELL              EXCHANGE FOR       SETTLEMENT DATE                LOSS
------------------------------------------------------------------------------------------------------------
     87,495,000  Japanese Yen ..........      U.S. $   832,534         3/14/00              U.S. $  (34,062)
                                                                                                 ==========

TEMPLETON GLOBAL INCOME SECURITIES FUND

                                                    IN                                       NET UNREALIZED
                 CONTRACTS TO SELL              EXCHANGE FOR       SETTLEMENT DATE                LOSS
------------------------------------------------------------------------------------------------------------
    436,264,000  Japanese Yen ..........      U.S. $ 4,151,194         3/14/00              U.S. $ (169,791)
                                                                                                 ==========


7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Income Fund and the Franklin Income Securities Fund have 96.1% and 43.1%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1999, the Franklin High Income Fund, the Franklin Income Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, and the Templeton Global Asset Allocation Fund, held defaulted securities with a value aggregating $5,736,500, $475,000, $5,057,094, $16,666,079, and $238,625, representing 1.8%,
 .1%, 2.5%, 3.7%, and .4%, respectively, of each fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The following funds have investments in excess of 10% of their total net assets in the following:

        Franklin High Income Fund - Consumer Services and Telecommunications industries.

        Franklin Income Securities Fund - Utilities industry.

        Templeton Global Income Securities Fund - Germany and United Kingdom.

Such concentration may subject each fund more significantly to economic changes occurring within these countries or industries.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31,1999 are as follows:

          PRINCIPAL
           AMOUNT/                                                                           ACQUISITION
            SHARES                 ISSUER                                                       DATE          COST          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN HIGH INCOME FUND
    $5,000,000                     ICO Global Communications Holding Ltd., 15.00%, 8/01/05
                                     (.7% of Net Assets) .................................     7/31/98     $5,000,000    $2,300,000

MUTUAL DISCOVERY SECURITIES FUND
        13,770                     Security Capital European Realty (.1% of Net Assets) ..     4/08/98     $  275,400    $  198,391

MUTUAL SHARES SECURITIES FUND
        27,030                     Security Capital European Realty (.1% of Net Assets) ..     4/08/98     $  540,600    $  389,435

9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", at December 31, 1999 were as follows:

                                      NUMBER OF
                                       SHARES                                 NUMBER OF
                                       HELD AT                                 SHARES
                                      BEGINNING       GROSS        GROSS        HELD        VALUE AT     DIVIDEND      CAPITAL
NAME OF ISSUER                         OF YEAR      ADDITIONS   REDUCTIONS   END OF YEAR   END OF YEAR    INCOME    GAINS (LOSSES)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN REAL ESTATE FUND
Candlewood Hotel Co. Inc. .........    650,000         --        (300,000)     350,000          *        $   --      $(1,793,962)

FRANKLIN RISING DIVIDENDS FUND
West Pharmaceutical Services Inc. .    784,300         --         (57,500)     726,800          *        $369,357    $   554,118

*As of December 31, 1999, no longer an affiliate.


10. LENDING OF PORTFOLIO SECURITIES

The Franklin Small Cap Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $172,296 for the year ended December 31, 1999. At December 31, 1999, there were no securities on loan.


11. CREDIT FACILITY

The following funds, along with certain other Franklin Templeton Funds, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the fund's borrowings at market rates. At December 31, 1999, the Trust had not utilized this credit facility.

Franklin Global Communications Securities Fund
Franklin Global Health Care Securities Fund
Franklin Growth and Income Fund
Franklin High Income Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Natural Resources Securities Fund
Franklin Real Estate Fund
Franklin Rising Dividends Fund
Franklin Small Cap Fund
Franklin Value Securities Fund
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Equity Fund
Templeton Global Asset Allocation Fund
Templeton Global Growth Fund
Templeton Global Income Securities Fund
Templeton International Equity Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

12. OTHER CONSIDERATIONS

Advisers, as the Franklin High Income Fund's Manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations or on creditors committees. Currently, the Manager serves on the Official Committee of Unsecured Creditors of International Wireless Communications Holdings Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The fund's Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.


13. SUBSEQUENT EVENT

On February 8, 2000, Templeton Variable Products Series Fund (TVP) shareholders approved a proposal to merge the funds of the TVP Trust into similar corresponding funds of the Franklin Templeton Variable Insurance Products Trust.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Templeton Variable Insurance Products Trust, (hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 2, 2000 except for Note 13, as to which the date is February 8, 2000.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Tax Designation


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 1999.


FRANKLIN GLOBAL     FRANKLIN                      FRANKLIN LARGE
COMMUNICATIONS     GROWTH AND   FRANKLIN INCOME     CAP GROWTH      FRANKLIN REAL   FRANKLIN RISING   FRANKLIN SMALL
SECURITIES FUND   INCOME FUND   SECURITIES FUND   SECURITIES FUND    ESTATE FUND     DIVIDENDS FUND      CAP FUND
--------------------------------------------------------------------------------------------------------------------
  $67,908,917     $90,915,588     $31,790,906       $15,017,938       $5,942,659       $61,087,938      $16,776,954

  FRANKLIN      FRANKLIN           FRANKLIN                                                   TEMPLETON
ZERO COUPON    ZERO COUPON       ZERO COUPON       MUTUAL SHARES      TEMPLETON GLOBAL      INTERNATIONAL
FUND - 2000    FUND - 2005       FUND - 2010      SECURITIES FUND       GROWTH FUND          EQUITY FUND
---------------------------------------------------------------------------------------------------------
 $654,496       $1,597,637         $928,805         $10,186,671         $58,491,916         $176,558,548


Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.


                                                                                                            FRANKLIN
FRANKLIN GLOBAL    FRANKLIN GLOBAL     FRANKLIN                                       FRANKLIN LARGE         NATURAL
COMMUNICATIONS       HEALTH CARE      GROWTH AND   FRANKLIN HIGH   FRANKLIN INCOME       CAP GROWTH         RESOURCES
SECURITIES FUND    SECURITIES FUND   INCOME FUND    INCOME FUND    SECURITIES FUND    SECURITIES FUND    SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------
     35.26%            100.00%          64.64%         0.10%           23.26%               100%              53.78%

                                                         MUTUAL                              TEMPLETON
FRANKLIN RISING   FRANKLIN SMALL   FRANKLIN VALUE       DISCOVERY        MUTUAL SHARES      GLOBAL ASSET    TEMPLETON GLOBAL
DIVIDENDS FUND      CAP FUND       SECURITIES FUND   SECURITIES FUND    SECURITIES FUND   ALLOCATION FUND     GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
    66.31%            26.48%           100.00%            12.07%              35.83%             3.12%            10.92%

Dear Contract Owner:

It is a pleasure to bring you the 1999 annual report for Franklin(R) Templeton(R) Valuemark(R) Income Plus (VIP), a variable payout annuity, and the Franklin Templeton Variable Insurance Products Trust for the period ended December 31, 1999.

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions for the 12 months under review. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Templeton VIP will continue to be an appropriate vehicle for investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,


/s/ Lowell C. Anderson


Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America






                                                                   VIP A99 02/00

FRANKLIN TEMPLETON VARIABLE INSURANCE                        [FRANKLIN TEMPLETON
PRODUCTS TRUST ANNUAL REPORT                                  CELEBRATING OVER
TABLE OF CONTENTS                                             50 YEARS GRAPHIC]

LETTER TO CONTRACT OWNERS .................................................    2
A WORD ABOUT RISK .........................................................    5
PORTFOLIO GOALS AND PRIMARY INVESTMENTS ...................................    6
PORTFOLIO SUMMARIES
Portfolios Seeking Capital Growth
  Franklin Global Health Care Securities Fund .............................    9
  Franklin Large Cap Growth Securities Fund ...............................   11
  Franklin Natural Resources Securities Fund ..............................   13
  Franklin Small Cap Fund .................................................   14
  Mutual Discovery Securities Fund ........................................   16
  Templeton Developing Markets Equity Fund ................................   18
  Templeton Global Growth Fund ............................................   20
  Templeton International Equity Fund .....................................   23
  Templeton International Smaller Companies Fund ..........................   26
  Templeton Pacific Growth Fund ...........................................   27
Portfolios Seeking Growth and Income
  Franklin Global Communications Securities Fund ..........................   29
  Franklin Growth and Income Fund .........................................   32
  Franklin Income Securities Fund .........................................   35
  Franklin Real Estate Fund ...............................................   37
  Franklin Rising Dividends Securities Fund ...............................   39
  Franklin Value Securities Fund ..........................................   42
  Mutual Shares Securities Fund ...........................................   43
  Templeton Global Asset Allocation Fund ..................................   45
Portfolios Seeking Income
  Franklin High Income Fund ...............................................   48
  Franklin U.S. Government Fund ...........................................   50
  Franklin Zero Coupon Funds ..............................................   51
  Templeton Global Income Securities Fund .................................   53
Portfolio Seeking Capital Preservation and Income
  Franklin Money Market Fund ..............................................   55
IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION .............................   57
REPORT OF SPECIAL MEETINGS OF SHAREHOLDERS ................................   58
INDEX DEFINITIONS .........................................................   63
FINANCIAL HIGHLIGHTS & STATEMENT OF INVESTMENTS ...........................   70
FINANCIAL STATEMENTS ......................................................  158
NOTES TO FINANCIAL STATEMENTS .............................................  178
INDEPENDENT AUDITORS' REPORT ..............................................  195
TAX DESIGNATION ...........................................................  196

Thank you for investing with Franklin Templeton Variable Insurance Products Trust (Franklin Templeton VIP Trust). We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do portfolio unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

LETTER TO CONTRACT OWNERS






Dear Contract Owners:

The year under review saw the world economy's resurgence, when many emerging countries shook off many of the problems that confronted them for a better part of the prior two years, and most developed countries' economies, including long-floundering Japan, enjoyed stronger growth. The U.S. economy, benefiting from low domestic inflation and insatiable consumer demand, continued its sustained expansion for a ninth consecutive year. This type of environment is generally favorable for equity markets, and many showed strong performances for the period. However, such global growth was far less friendly to the fixed-income markets, which endured one of the most difficult years on record, as interest rates rose in response to the robust world economy.

Asian, European and Latin American emerging countries began to see the benefits of their painful, economic restructurings induced by the International Monetary Fund (IMF) during the past two years. In Asia, those countries that most enthusiastically embraced reforms, Thailand and South Korea, witnessed solid economic improvements and substantial stock market gains, with the Korean KOSPI index rising 97.7% and the Thai SET Index gaining 36.3% for the 12-month period ended December 31, 1999. However, almost all economies were recovering and their market returns were strong, including those that suffered the least in the 1997-98 meltdown, Taiwan and Singapore, and those that bore the brunt of it, most notably Indonesia.

Russia was a major beneficiary of better times in 1999. As a leading oil-exporting country, with the world's seventh largest oil reserves, Russia's fiscal condition quickly improved when oil prices increased 111.7% during the period to $25.60 on December 31, 1999. In addition, the country once again found foreign investors' favor in 1999, only a few months after its debt default threw the world financial system into a state of panic. For the year, the Moscow Times Index was up a surprising 234.4%.

In Latin America, Brazil was once again the center of attention, after its ill-managed currency devaluation in January 1999. Contrary to most predictions, the devaluation did not send Brazil into a deep recession as the government was able to keep inflation below 10%, stabilize the currency and meet strict IMF-mandated budget guidelines. Investors reacted positively, propelling the Bovespa to a 76.6% yearly gain.

Early in 1999, most of Europe slipped into an economic slowdown, surprising many economists who had expected that the euro's launch on January 1 would lead to stronger growth. However, toward the end of the period, many European industrialized countries, most notably France, showed signs of returning to a stronger footing. Greater labor flexibility, more confident consumers and a flurry of merger and acquisition activity all suggest continued, faster growth in the coming year. For the year, the France CAC was up 33.2%, leading the Morgan Stanley Capital International (MSCI(R)) Europe Index to a 16.2% gain.

Perhaps most inspiring during the period were Japan's tentative, yet concrete, steps to pull itself out of its worst recession since the 1940s. Facing enormous pressures within and from the global community, Japan enacted measures designed to open its economy and reform the financial industry to place the sector back on solid ground. At the same time, many Japanese companies started to implement restructuring efforts, shedding non-core businesses and ending the practice of lifetime employment. For the one-year period, the Nikkei Index posted a 54.9% return.

Domestically, the U.S. economy continued to surge ahead, with the fourth quarter gross domestic product growing an annualized 5.8% despite three 0.25% interest-rate increases by the Federal Reserve Board to slow the economy. This environment was seemingly ideal for stocks, and the U.S. equity markets posted another year of significant gains, with the Dow Jones(R) Industrial Average, Nasdaq and Standard & Poor's 500(R) (S&P 500(R)) Indexes increasing 27.2%, 85.9% and 21.0%, respectively. However, these returns were exceedingly deceptive as fully 62.2% of stocks on the New York Stock Exchange and 37.8% on the Nasdaq were lower at the end of 1999 than at the beginning. Nasdaq's brawny gains and the S&P 500's much smaller increase were almost entirely due to the performance of technology and Internet-related securities.

Although the backdrop was ideal for stocks, it was difficult for most fixed-income investments. Strong growth, increasing inflation fears and tough comparisons to 1998 (when many central banks pushed interest rates to multi-year lows) meant that rates had nowhere to go but up. Since interest rates and bond prices move in opposite directions, prices for most fixed-income securities suffered during the period. The 30-year Treasury bond yield rose from 5.10% on January 1, 1999, to 6.48% at the end of the period, while the price fell by 19.9% over the same 12-month period. Foreign government bonds followed a similar path, with the J.P. Morgan Global Government Bond Index forfeiting 5.1% for the year.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.


Rupert H. Johnson, Jr.
Trustee and Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the portfolios are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to rise and fall more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in Franklin Money Market Fund is neither insured nor guaranteed by the U.S. government. The portfolio attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust (formerly, Franklin Valuemark Funds) prospectus. Your investment representative can help you determine which portfolios may be right for you.

PORTFOLIO GOALS AND PRIMARY INVESTMENTS

The portfolio descriptions are provided for your convenience. For more complete information, including portfolio policies and risks, please refer to your funds' prospectus or contact your investment representative.

PORTFOLIOS SEEKING CAPITAL GROWTH

GLOBAL GROWTH
--------------------------------------------------------------------------------
FRANKLIN GLOBAL HEALTH CARE           Seeks capital appreciation. The portfolio
SECURITIES FUND                       concentrates its investments in U.S. and
                                      foreign equity securities issued by large
                                      and small capitalization health care
                                      companies, including pharmaceutical,
                                      biotechnology, medical and health
                                      services, and medical supply companies.
--------------------------------------------------------------------------------
FRANKLIN NATURAL RESOURCES            Seeks capital appreciation, with current
SECURITIES FUND                       income as a secondary goal. The portfolio
                                      concentrates its investments in U.S. and
                                      foreign equity securities of companies,
                                      including those in emerging markets, that
                                      own, produce, refine, process or market
                                      natural resources, as well as those that
                                      provide support services for natural
                                      resources companies.
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND      Seeks capital appreciation. Using a
                                      value-driven approach, the portfolio
                                      invests primarily in U.S. and foreign
                                      equity securities. Investments include
                                      securities of small capitalization
                                      companies, undervalued stocks,
                                      reorganizing companies and distressed
                                      companies.
--------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS          Seeks long-term capital appreciation. The
EQUITY FUND                           portfolio invests primarily in emerging
                                      markets equity securities.
--------------------------------------------------------------------------------
TEMPLETON GLOBAL GROWTH FUND          Seeks long-term capital growth. The
                                      portfolio invests primarily in equity
                                      securities of companies of any nation,
                                      including the U.S. and emerging markets.
--------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL EQUITY FUND   Seeks long-term capital growth. The
                                      portfolio invests primarily in equity
                                      securities of companies with primary
                                      operations outside the U.S., including
                                      emerging markets.
--------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL SMALLER       Seeks long-term capital appreciation. The
COMPANIES FUND                        portfolio invests primarily in equity
                                      securities of smaller companies located
                                      outside the U.S., including emerging
                                      markets.
--------------------------------------------------------------------------------
TEMPLETON PACIFIC GROWTH FUND         Seeks long-term capital growth. The
                                      portfolio invests primarily in equity
                                      securities of companies with primary
                                      operations in Pacific Rim countries, most
                                      of which have emerging markets.
--------------------------------------------------------------------------------

DOMESTIC GROWTH
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES Seeks capital appreciation. The portfolio FUND (FORMERLY, CAPITAL GROWTH FUND) invests primarily in U.S. equity securities of large- or medium-cap
                                      companies, with significant positions
                                      expected in the technology (including
                                      computers, telecommunications and
                                      electronics), health care and finance
                                      industries.
--------------------------------------------------------------------------------
FRANKLIN SMALL CAP FUND               Seeks long-term capital growth. The
                                      portfolio invests primarily in equity
                                      securities of U.S. small capitalization
                                      growth companies. The portfolio may also
                                      invest a small portion in foreign
                                      securities.
--------------------------------------------------------------------------------


PORTFOLIOS SEEKING GROWTH AND INCOME
--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS        Seeks both capital appreciation and
SECURITIES FUND                       current income. The portfolio invests
(FORMERLY, GLOBAL UTILITIES           primarily in equity securities of
SECURITIES FUND)                      companies that are primarily engaged in
                                      providing communications services and
                                      communications equipment in any nation,
                                      including the U.S. and emerging markets.
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME FUND       Seeks capital appreciation, with current
                                      income as a secondary goal. The portfolio
                                      invests primarily in common stocks
                                      offering above-market current dividend
                                      yields, and may invest a smaller portion
                                      in foreign securities, including emerging
                                      markets.
--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND       Seeks to maximize income while maintaining
                                      prospects for capital appreciation. The
                                      portfolio invests in debt and equity
                                      securities, including lower-rated "junk
                                      bonds." May also invest in foreign
                                      securities, including emerging markets.
--------------------------------------------------------------------------------
FRANKLIN REAL ESTATE FUND             Seeks capital appreciation, with current
                                      income as a secondary goal. The portfolio
                                      concentrates its investments in equity
                                      securities of companies, including small
                                      capitalization companies, in the real
                                      estate industry, primarily real estate
                                      investment trusts (REITs).
--------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS SECURITIES  Seeks long-term capital appreciation. The
FUND                                  portfolio invests primarily in equity
                                      securities of companies that have paid
                                      consistently rising dividends over the
                                      past ten years, including small
                                      capitalization companies.
--------------------------------------------------------------------------------
FRANKLIN VALUE SECURITIES FUND        Seeks long-term total return. The
                                      portfolio invests primarily in equity
                                      securities of companies, including small
                                      capitalization companies, which in the
                                      portfolio manager's opinion, are selling
                                      substantially below the underlying value
                                      of their assets or private market value.
                                      Such companies may include takeover
                                      candidates, turnarounds and companies
                                      emerging from bankruptcy. The portfolio
                                      may also invest a small portion in foreign
                                      securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND         Seeks capital appreciation, with income as
                                      a secondary goal. Using a value-driven
                                      approach, the portfolio invests primarily
                                      in U.S. equity securities. Investments
                                      include securities of small capitalization
                                      companies, undervalued stocks,
                                      reorganizing companies and distressed
                                      companies. The portfolio may also invest
                                      in foreign securities.
--------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET ALLOCATION     Seeks high total return. The portfolio
FUND                                  will invest in equity securities of
                                      companies of any nation, debt securities
                                      of companies and governments of any
                                      nation, and in money market instruments.
                                      The portfolio may invest to a lesser
                                      extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------


PORTFOLIOS SEEKING INCOME
--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME FUND             Seeks a high level of current income, with
                                      capital appreciation as a secondary goal.
                                      The portfolio invests in debt securities,
                                      including lower-rated "junk bonds," and
                                      dividend-paying common and preferred
                                      stocks. The portfolio may also invest in
                                      foreign securities, including emerging
                                      markets.
--------------------------------------------------------------------------------
FRANKLIN U.S. GOVERNMENT FUND         Seeks to earn income. The portfolio
                                      invests exclusively in U.S. government
                                      securities, primarily fixed and
                                      variable-rate mortgage-backed securities.
--------------------------------------------------------------------------------
THREE FRANKLIN ZERO COUPON FUNDS      The three zero coupon bond portfolios seek
(MATURITY DATES: 2000, 2005, 2010)    a high investment return consistent with
                                      capital preservation. The portfolios
                                      invest in dollar-denominated zero coupon
                                      securities issued by the U.S. government,
                                      its agencies and authorities. Each zero
                                      coupon portfolio seeks to return a
                                      reasonably assured target dollar amount,
                                      predictable at the time of the investment,
                                      on a specific date in the future. The
                                      portfolios may not be appropriate for
                                      those who intend to redeem units before
                                      the maturity dates.
--------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES    Seeks high current income, with capital
FUND                                  appreciation as a secondary goal. The
                                      portfolio invests in debt securities of
                                      governments and their political
                                      subdivisions and agencies, supranational
                                      organizations and companies of any nation,
                                      including emerging markets. The portfolio
                                      may also invest in lower-rated "junk
                                      bonds."
--------------------------------------------------------------------------------


PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
--------------------------------------------------------------------------------
FRANKLIN MONEY MARKET FUND            Seeks high current income consistent with
                                      capital preservation and liquidity. The
                                      portfolio also tries to maintain a stable
                                      share price of $1.00. The portfolio
                                      invests in high-quality U.S.
                                      dollar-denominated money market debt
                                      instruments.
--------------------------------------------------------------------------------

PORTFOLIO SUMMARIES



As you read the following portfolio summaries, please remember the discussions accurately reflect our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Keep in mind that market and economic conditions are changing constantly, which can be expected to affect our strategies and the portfolios' compositions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PORTFOLIOS SEEKING CAPITAL GROWTH

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

During the year under review, most health care-related securities posted negative returns, in an environment where the Standard & Poor's 500 (S&P 500) Index returned 21.0%. We believe that the primary reasons for the health care sector's underperformance related to exceptional growth in non-health care sectors and concerns about a Medicare Prescription Drug benefit and its impact on pharmaceutical prices. Since 1994, most large health care companies have posted above average earnings growth as measured by overall S&P earnings growth. However, in 1999, the strong U.S. economy boosted near-term earnings growth rates for more economically sensitive businesses, thus making health care relatively less attractive as an investment. In the long term, we believe the health care industry can continue growing earnings strongly, and that once the economy cools, such stocks will likely return to favor.

Our largest sector throughout the year was the large-cap pharmaceutical group, however, our actual weighting underwent two shifts during the year. We reduced our positions in April and May due to rising concerns about valuation. Subsequently, the group fell under significant selling pressure apparently due to several proposals for a prescription drug benefit for seniors enrolled in the Medicare program. While the sector's profitability is certainly threatened by proposed government price controls on drugs, we believe that increased access to drugs will generate substantially greater volume for such companies and result in improved health care for the senior population. In the fall, we increased our weighting as the stocks were trading at attractive valuations, and we felt that any negative impact from political issues already was incorporated in the stock prices. Subsequently, the group rallied in October as the drug benefit proposals faded from the political forefront.


TOP 10 HOLDINGS

Franklin Global Health Care Securities Fund 12/31/99

                                                                      % OF TOTAL
COMPANY                                                               NET ASSETS
--------------------------------------------------------------------------------
Inhale Therapeutic Systems Inc.                                           4.9%

Baxter International Inc.                                                 4.5%

Abgenix Inc.                                                              3.8%

Warner-Lambert Co.                                                        3.8%

Eli Lilly & Co.                                                           3.6%

Schering-Plough Corp.                                                     3.4%

CIMA Labs Inc.                                                            2.9%

Vertex Pharmaceuticals Inc.                                               2.8%

Shire Pharmaceuticals Group PLC                                           2.7%

American Home Products Corp.                                              2.7%

You will find a complete listing of the portfolios' securities including the number of shares and dollar value beginning on page 76 of this report.

Although the group finished the year on a down note, we do believe that, although volatile, 2000 may be a better year overall for pharmaceutical stocks. In November 1999, American Home Products and Warner-Lambert Co. agreed to merge operations, and Pfizer Inc. launched its own hostile bid for Warner-Lambert. We feel that this is the beginning of a trend and anticipate additional mergers, which should be positive for the group. Also, while we expect the Medicare Prescription Drug Benefit to be a major issue in the 2000 presidential campaign, we do not anticipate its actual implementation for at least two more years. At the reporting period's close, 25.0% of the fund's total net assets were invested in large-cap pharmaceutical stocks.

Although most sectors within health care did perform poorly, the year's bright spot was the biotechnology sector. Many biotech companies are beginning to reap the benefits of many years of leading-edge research through product releases and the turn to profitability. These companies launched several major products in 1999 and many more advanced to late-stage trials, which are needed for government approval. One of these positions was Inhale Therapeutic Systems Inc., which made up 4.9% of total net assets at the end of the period. This company has developed an inhaled insulin product that allows diabetics to reduce the number of injections they must receive. The product is moving through Phase III trials and should be on the market within a couple of years. We also held several large-cap biotechnology bellwethers such as Genentech Inc. and Amgen Inc., whose stock prices rose more than 85% during the period. Looking forward, we think that the biotechnology sector will continue to be a strong performer for us.

Although we steadily reduced our weighting in health care services over the past two years, a handful of specific company declines and a general contraction in these stocks' valuations negatively impacted the portfolio during the 12 months under review. Perhaps our largest disappointment was McKesson HBOC Inc., a position we sold during the period. The company is the result of a merger between the leading drug distributor McKesson and health care information systems vendor HBO & Co. During their year-end audit process, the company learned of certain accounting improprieties that had occurred in the HBO operations. The fund also was negatively impacted by earnings disappointments at Serologicals Corp., a specialty blood products manufacturer, and Pediatrix Medical Group Inc., a leading operator of neonatal intensive care units. We subsequently liquidated our position in Pediatrix.

Looking forward, we are excited about the prospects for health care companies in the years to come. New product releases and increased merger and acquisition activity, combined with positive demographics should allow many of these companies to continue to grow. As always, we will adhere by our overriding goal -- to seize upon the investment opportunities that present themselves in the health care sector in a timely and disciplined fashion. By following this strategy, we feel that we can provide our shareholders with opportunities to invest in many of today's newest and fastest growing health care companies.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Global Health Care Securities Fund - Class 1
$10,000 Investments (5/1/98 - 12/31/99)




                                Global Health Care                    S&P 500
                                 Securities Fund                                                    S&P Health Care
                                    - Class 1                                                       Composite Index
---------------------------------------------------------------------------------------------------------------------
05/01/1998                           $10,000                           $10,000                           $10,000
05/31/1998            -4.40%         $ 9,560            -1.72%         $ 9,828            -1.93%         $ 9,807
06/30/1998             5.33%         $10,070             4.06%         $10,227             7.31%         $10,524
07/31/1998            -4.37%         $ 9,630            -1.07%         $10,118             0.53%         $10,580
08/31/1998           -14.23%         $ 8,260           -14.46%         $ 8,655           -11.23%         $ 9,392
09/30/1998            12.83%         $ 9,320             6.41%         $ 9,209            11.87%         $10,506
10/31/1998             1.18%         $ 9,430             8.13%         $ 9,958             3.62%         $10,887
11/30/1998             7.00%         $10,090             6.06%         $10,562             6.11%         $11,552
12/31/1998             6.14%         $10,710             5.76%         $11,170             4.31%         $12,050
01/31/1999             1.03%         $10,820             4.18%         $11,637             0.49%         $12,109
02/28/1999           -11.46%         $ 9,580            -3.11%         $11,275             1.21%         $12,255
03/31/1999            -1.46%         $ 9,440             4.00%         $11,726             2.67%         $12,583
04/30/1999            -6.57%         $ 8,820             3.87%         $12,180            -6.22%         $11,800
05/31/1999            -1.25%         $ 8,710            -2.36%         $11,892            -2.87%         $11,461
06/30/1999             4.71%         $ 9,120             5.55%         $12,552             4.69%         $11,999
07/31/1999             1.00%         $ 9,211            -3.12%         $12,161            -5.68%         $11,317
08/31/1999            -2.61%         $ 8,971            -0.50%         $12,100             3.62%         $11,727
09/30/1999            -8.27%         $ 8,229            -2.74%         $11,768            -7.86%         $10,805
10/31/1999             2.19%         $ 8,409             6.33%         $12,513            12.05%         $12,107
11/30/1999             7.15%         $ 9,011             2.03%         $12,767             0.36%         $12,151
12/31/1999             9.23%         $ 9,843             5.89%         $13,519            -9.01%         $11,056




FRANKLIN LARGE CAP GROWTH SECURITIES FUND
(formerly, Capital Growth Fund)

During the 12 months under review, major U.S. equity market indexes posted strong results for the fifth consecutive year. A further widening in the disparity in the rates of investment return among the stock market's various segments also characterized the reporting period. Large-capitalization and technology-related shares performed far better than most small-cap stocks and stocks from traditional non-technology related industries. Initial public offerings brought in a record $69 billion during the year, with many of them soaring spectacularly in their first days of trading.

Supported by monetary policy easings and job-creating government policies, many European economies also performed well, posting their greatest growth in several years. In addition, following a challenging 1998, the reporting period brought stabilization and economic recovery to many Eastern European, Latin American and Asian nations.

Evidencing the stabilization of global economic conditions, U.S. crude oil prices recovered sharply, from a low of $10.76 per barrel in 1998 to $25 per barrel by year-end 1999. Global economic recovery also brought with it a steady rise in U.S. interest rates, and the yield on the benchmark 30-year Treasury bond rose from 5.10% at the beginning of the year under review, to 6.48% on December 31, 1999. During the spring of 1999, global economic recovery apparently supported a period of temporary outperformance by cyclical stocks, including those from several basic materials and industrial sectors. However, this proved short-lived, and by summer, technology-related stocks and other high-growth sectors resumed their market leadership.



PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -8.10%

Since Inception (5/1/98)                                                  -0.94%


TOP 10 INDUSTRY BREAKDOWN
Franklin Large Cap Growth Securities Fund 12/31/99

                                                                      % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Electronic Technology                                                   24.5%

Telecommunications/Utilities                                            13.5%

Health Technology                                                       12.1%

Technology Services                                                      9.6%

Finance                                                                  6.2%

Retail Trade                                                             4.9%

Industrial Services                                                      4.2%

Transportation                                                           3.7%

Consumer Non-Durables                                                    2.9%

Commercial Services                                                      2.7%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP 10 HOLDINGS

Franklin Large Cap Growth Securities Fund 12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
JDS Uniphase Corp.                                                       4.3%
Electronic Technology

Cisco Systems Inc.                                                       2.9%
Electronic Technology

Microsoft Corp.                                                          2.3%
Technology Services

Wal-Mart Stores Inc.                                                     2.0%
Retail Trade

Genentech Inc.                                                           2.0%
Health Technology

Applied Materials Inc.                                                   1.7%
Electronic Technology

Oracle Corp.                                                             1.6%
Technology Services

Medtronic Inc.                                                           1.6%
Health Technology

Automatic Data Processing Inc.                                           1.6%
Technology Services

Qwest Communications
International Inc.                                                       1.6%
Utilities


During the period under review, Franklin Large Cap Growth Securities Fund benefited significantly from the electronic technology sector's strong performance. JDS Uniphase Corp., a leading provider of laser-based fiber-optic networking components, and the portfolio's largest position on December 31, 1999, appreciated dramatically, and our investments in EMC Corp., Oracle Corp., Xilinx Inc., Microsoft Corp., Cisco Systems Inc., Applied Materials Inc. and Hewlett-Packard Co. also proved to be strong performers. Outside the electronic technology area, several holdings appreciated more than 40% during 1999 -- AES Corp., Amgen Inc., Enron Corp., Genentech Inc., KPNQwest NV, Wal-Mart Stores Inc., Global Crossing Ltd., Vodafone Airtouch PLC, De Beers Consolidated Mines AG, Expeditors International of Washington Inc., Air Express International Corp., and Qwest Communications International Inc.

As in any year, some of the portfolio's investments performed below our expectations. For example, our holdings in health technology industry leaders such as Eli Lilly & Co., Abbott Laboratories, Schering-Plough Corp. and American Home Products Corp. were subject to the general weakness of the health care and pharmaceuticals sectors. However, we remain committed to such holdings and believe that, because of their long-term growth prospects and extensive research capabilities, these companies should eventually resume their upward trend. Other consumer-related companies, such as Mattel Inc., Albertson's Inc. and Hershey Foods Corp., also provided disappointing results when they failed to meet earnings expectations.

As we enter 2000, we believe the portfolio's holdings should continue to benefit from our economy's exciting growth opportunities. Recognizing that the extraordinarily strong price appreciation enjoyed in 1999 by many U.S. technology-related sectors brings an added element of risk to investing in such highly valued stocks, we will monitor our holdings very closely and continue to search for less richly valued but fundamentally strong companies with compelling long-term growth prospects. Our holdings in GPU Inc., Maytag Corp., Albertson's and Waste Management Inc. represent our belief that positioning a portion of the portfolio in stocks we feel are severely undervalued balances our larger weighting in more aggressively valued sectors. Although the market's all-time high valuations may signal a high degree of market volatility, we intend to retain our core strategy of trying to purchase shares of outstanding growth companies when opportune and holding them for the long term, as we seek to keep portfolio turnover low and provide investors with consistent growth over time.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Large Cap Growth Securities Fund -- Class 1
$10,000 Investment (5/1/96 - 12/31/99)


                                 Large Cap Growth
                                 Securities Fund -
                                    Class 1                           S&P 500
             -----------------------------------------------------------------
05/01/1996                           $10,000                           $10,000
05/31/1996              2.20%        $10,220              2.58%        $10,258
06/30/1996             -0.39%        $10,180              0.38%        $10,297
07/31/1996             -3.83%        $ 9,790             -4.42%        $ 9,842
08/31/1996              3.98%        $10,180              2.11%        $10,050
09/30/1996              7.17%        $10,910              5.63%        $10,615
10/31/1996             -0.27%        $10,880              2.76%        $10,908
11/30/1996              8.00%        $11,750              7.56%        $11,733
12/31/1996             -3.32%        $11,360             -1.98%        $11,501
01/31/1997              4.84%        $11,910              6.25%        $12,219
02/28/1997             -3.69%        $11,470              0.78%        $12,315
03/31/1997             -5.23%        $10,870             -4.11%        $11,809
04/30/1997              3.86%        $11,290              5.97%        $12,514
05/31/1997              8.68%        $12,270              6.09%        $13,276
06/30/1997              1.70%        $12,479              4.48%        $13,870
07/31/1997              6.50%        $13,290              7.96%        $14,974
08/31/1997             -2.49%        $12,959             -5.60%        $14,136
09/30/1997              6.03%        $13,740              5.48%        $14,911
10/31/1997             -4.66%        $13,099             -3.34%        $14,413
11/30/1997              1.68%        $13,320              4.63%        $15,080
12/31/1997              0.90%        $13,440              1.72%        $15,339
01/31/1998             -0.60%        $13,360              1.11%        $15,509
02/28/1998              7.65%        $14,381              7.21%        $16,628
03/31/1998              2.16%        $14,692              5.12%        $17,479
04/30/1998              2.04%        $14,992              1.01%        $17,656
05/31/1998             -3.21%        $14,512             -1.72%        $17,352
06/30/1998              3.93%        $15,081              4.06%        $18,056
07/31/1998             -2.13%        $14,759             -1.07%        $17,863
08/31/1998            -12.94%        $12,849            -14.46%        $15,280
09/30/1998              5.09%        $13,503              6.41%        $16,260
10/31/1998              7.74%        $14,548              8.13%        $17,582
11/30/1998              4.28%        $15,172              6.06%        $18,647
12/31/1998              6.56%        $16,167              5.76%        $19,721
01/31/1999              3.61%        $16,751              4.18%        $20,545
02/28/1999             -3.54%        $16,158             -3.11%        $19,906
03/31/1999              2.80%        $16,610              4.00%        $20,703
04/30/1999              3.63%        $17,213              3.87%        $21,504
05/31/1999             -1.23%        $17,001             -2.36%        $20,996
06/30/1999              6.80%        $18,157              5.55%        $22,162
07/31/1999             -1.74%        $17,841             -3.12%        $21,470
08/31/1999             -0.51%        $17,750             -0.50%        $21,363
09/30/1999             -2.39%        $17,326             -2.74%        $20,778
10/31/1999              6.18%        $18,397              6.33%        $22,093
11/30/1999              6.20%        $19,538              2.03%        $22,541
12/31/1999              8.94%        $21,284              5.89%        $23,869


FRANKLIN NATURAL RESOURCES SECURITIES FUND

During the first half of the year under review, Franklin Natural Resources Securities Fund benefited from signs of a continued Asian economic recovery and interest rate cuts by European central banks. These events apparently bolstered investors' enthusiasm about the global economy and preceded a partial recovery in commodities and commodity-related companies' stock prices. However, such stocks fell during the third and fourth quarters of 1999, providing a disconnection between some companies' improving fundamentals (increasing cash flow and earnings) and declining stock prices.

By combining top-down industry research, to determine the industries we believe are the most compelling, with bottom-up stock specific analysis, we identified a portfolio of companies that we felt were likely to outperform our benchmark. We capitalized on the summer's seasonal correction to increase specific sector weightings in the pulp and paper, oil and gas exploration and production (E&P) and to a lesser extent oilfield services industries.

In the energy arena, the portfolio focused primarily on natural-gas related securities. We felt these securities exhibited the best underlying fundamentals, offering a better value for the risk compared with oil-related securities. Although we were optimistic about crude oil prices, we felt there was greater risk in forecasting future oil prices due to OPEC's historical inconsistency in abiding by its oil-producing quotas.

We have maintained a large portion of the portfolio in energy-related securities. Although this position negatively affected the portfolio, as investors generally sold E&P companies' stocks in the fourth quarter, we remain positive on the group for the intermediate term. Apache Corp. and Barrett Resources Corp. were two of the portfolio's E&P stocks that we regard to be high quality. Apache is a diversified E&P company with 50% of its production and reserves in natural gas. Apache also has been able to capitalize on two attractive acquisitions from Royal Dutch/Shell Group. Barrett



PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +31.65%

3-Year                                                                   +23.28%

Since Inception (5/1/96)                                                 +22.85%


TOP 10 HOLDINGS
Franklin Natural Resources Securities Fund 12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Conoco Inc.                                                                 3.6%
Energy Minerals, U.S.

Transocean Sedco Forex Inc.                                                 3.3%
Industrial Services, U.S.

Newfield Exploration Co.                                                    3.2%
Energy Minerals, U.S.

Weatherford International Inc.                                              3.2%
Industrial Services, U.S.

Barrett Resources Corp.                                                     3.1%
Energy Minerals, U.S.

ISPAT International NV                                                      2.6%
Non-Energy Minerals,
Netherlands

Diamond Offshore Drilling Inc.                                              2.5%
Industrial Services, U.S.

Enron Corp.                                                                 2.5%
Utilities, U.S.

Tosco Corp.                                                                 2.4%
Energy Minerals, U.S.

Abitibi-Consolidated Inc.                                                   2.4%
Process Industries, Canada


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +32.25%

5-Year                                                                    -3.17%

10-Year                                                                   +0.37%

Since Inception (1/24/89)                                                 +2.36%


Resources is primarily a Rocky Mountain-focused exploration company based in Wyoming, with approximately 90% of its reserves in natural gas.

We increased our weighting in pulp and paper stocks during the third quarter of 1999, with an emphasis on paper, pulp and newsprint producers. We found some investment ideas that we believe are very compelling in this sector due to the favorable pricing environment and company-imposed supply restraints.

Over the last several months, we have seen a rebound in the Asian economies that were hurt in the severe, 1997 downturn of commodity prices. Partially because of this, several economists are predicting the global gross domestic product growth in 2000 and 2001 will be approximately 3.9% and 4.5%, respectively, higher than in 1999.(1) We believe this rebound very likely will have a positive impact on commodity prices. Even if the U.S. economy slows, we feel the natural resource sectors will perform strongly given that Asian economies appear to be returning to growth. Looking forward, we anticipate greater demand for commodities combined with a smaller supply that should lead to moderately faster growth and sustained levels of profitability for commodity-related industries.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Natural Resources Securities Fund -- Class 1
$10,000 Investment (1/1/90 - 12/31/99)


                                    Natural Resources                        S&P 500                               FT/S&P Actuaries
                                    Securities Fund -                                                              World: Energy
                                        Class 1                                                                       50%/Basic
                                                                                                                   Industries 50%
                                                                                                                   Composite Index
             --------------------------------------------------------------------------------------------------------------------
  01/01/1990                             $10,000                              $10,000                                    $10,000
  01/31/1990        3.94%                $10,394          -6.71%               $9,329            -3.20%                   $9,680
  02/28/1990       -5.73%                 $9,799           1.29%               $9,449            -2.44%                   $9,444
  03/31/1990       -1.17%                 $9,685           2.65%               $9,700            -5.91%                   $8,886
  04/30/1990       -6.48%                 $9,057          -2.49%               $9,458            -2.37%                   $8,675
  05/31/1990        6.12%                 $9,611           9.75%              $10,380             9.62%                   $9,510
  06/30/1990       -4.75%                 $9,155          -0.67%              $10,311            -1.81%                   $9,338
  07/31/1990        5.78%                 $9,685          -0.32%              $10,278             6.58%                   $9,952
  08/31/1990       -2.86%                 $9,408          -9.04%               $9,349            -6.70%                   $9,285
  09/30/1990       -1.65%                 $9,253          -4.87%               $8,893            -8.52%                   $8,494
  10/31/1990       -9.15%                 $8,406          -0.43%               $8,855             5.82%                   $8,988
  11/30/1990       -2.52%                 $8,194           6.46%               $9,427            -2.89%                   $8,729
  12/31/1990        4.57%                 $8,569           2.79%               $9,690             0.57%                   $8,778
  01/31/1991       -7.70%                 $7,909           4.36%              $10,113            -0.21%                   $8,760
  02/28/1991        8.86%                 $8,609           7.15%              $10,836            11.49%                   $9,766
  03/31/1991       -0.85%                 $8,536           2.42%              $11,098            -3.61%                   $9,414
  04/30/1991       -0.48%                 $8,495           0.24%              $11,125             1.95%                   $9,597
  05/31/1991        2.78%                 $8,732           4.31%              $11,604             0.38%                   $9,634
  06/30/1991        3.73%                 $9,057          -4.58%              $11,073            -5.14%                   $9,139
  07/31/1991        1.10%                 $9,157           4.66%              $11,589             4.99%                   $9,595
  08/31/1991       -4.99%                 $8,700           2.37%              $11,863            -0.97%                   $9,502
  09/30/1991        0.19%                 $8,716          -1.67%              $11,665             2.73%                   $9,761
  10/31/1991        3.62%                 $9,032           1.34%              $11,822             2.09%                   $9,965
  11/30/1991        1.20%                 $9,140          -4.03%              $11,345            -6.92%                   $9,276
  12/31/1991       -6.55%                 $8,542          11.44%              $12,643             4.17%                   $9,662
  01/31/1992        6.81%                 $9,123          -1.86%              $12,408            -1.97%                   $9,472
  02/29/1992       -1.55%                 $8,982           1.29%              $12,568            -2.32%                   $9,252
  03/31/1992       -3.70%                 $8,650          -1.95%              $12,323            -3.62%                   $8,917
  04/30/1992       -1.34%                 $8,533           2.94%              $12,685             4.86%                   $9,351
  05/31/1992        4.87%                 $8,949           0.49%              $12,747             4.76%                   $9,796
  06/30/1992        2.55%                 $9,177          -1.49%              $12,557            -4.55%                   $9,350
  07/31/1992        0.74%                 $9,245           4.09%              $13,071            -0.54%                   $9,300
  08/31/1992       -3.23%                 $8,946          -2.05%              $12,803             2.01%                   $9,486
  09/30/1992       -1.24%                 $8,835           1.17%              $12,953            -0.85%                   $9,406
  10/31/1992       -6.09%                 $8,297           0.34%              $12,997            -5.05%                   $8,931
  11/30/1992       -6.80%                 $7,733           3.40%              $13,439            -0.83%                   $8,857
  12/31/1992        3.43%                 $7,998           1.23%              $13,604             0.99%                   $8,944
  01/31/1993       -0.75%                 $7,938           0.84%              $13,718             0.59%                   $8,997
  02/28/1993        4.95%                 $8,331           1.36%              $13,905             4.15%                   $9,371
  03/31/1993        9.54%                 $9,125           2.11%              $14,198             6.40%                   $9,970
  04/30/1993        6.74%                 $9,741          -2.42%              $13,855             5.82%                  $10,551
  05/31/1993       12.81%                $10,988           2.67%              $14,225             2.18%                  $10,781
  06/30/1993        0.58%                $11,052           0.29%              $14,266            -2.39%                  $10,523
  07/31/1993        8.88%                $12,033          -0.40%              $14,209             2.48%                  $10,784
  08/31/1993       -7.58%                $11,121           3.79%              $14,747             3.73%                  $11,186
  09/30/1993       -8.20%                $10,208          -0.77%              $14,634            -2.01%                  $10,961
  10/31/1993        9.44%                $11,172           2.07%              $14,937             1.72%                  $11,150
  11/30/1993       -0.85%                $11,078          -0.95%              $14,795            -5.69%                  $10,515
  12/31/1993       12.35%                $12,446           1.21%              $14,974             4.54%                  $10,993
  01/31/1994        0.69%                $12,532           3.40%              $15,483             7.71%                  $11,840
  02/28/1994       -4.19%                $12,007          -2.71%              $15,063            -1.55%                  $11,657
  03/31/1994        1.15%                $12,145          -4.36%              $14,407            -3.50%                  $11,249
  04/30/1994       -4.68%                $11,577           1.28%              $14,591             5.19%                  $11,833
  05/31/1994        3.27%                $11,956           1.64%              $14,830             0.29%                  $11,867
  06/30/1994       -2.12%                $11,703          -2.45%              $14,467            -0.36%                  $11,824
  07/31/1994        1.92%                $11,928           3.28%              $14,941             3.82%                  $12,276
  08/31/1994        4.43%                $12,456           4.10%              $15,554             2.70%                  $12,607
  09/30/1994        6.53%                $13,269          -2.44%              $15,174            -1.85%                  $12,374
  10/31/1994       -3.57%                $12,795           2.25%              $15,516             4.39%                  $12,917
  11/30/1994       -7.98%                $11,774          -3.64%              $14,951            -5.74%                  $12,176
  12/31/1994        3.60%                $12,198           1.48%              $15,172            -0.02%                  $12,173
  01/31/1995      -11.78%                $10,761           2.59%              $15,565            -1.25%                  $12,021
  02/28/1995        4.51%                $11,246           3.90%              $16,172             0.79%                  $12,116
  03/31/1995        9.31%                $12,293           2.95%              $16,650             5.24%                  $12,751
  04/30/1995        0.99%                $12,414           2.94%              $17,139             4.23%                  $13,291
  05/31/1995       -0.70%                $12,328           4.00%              $17,825            -0.10%                  $13,277
  06/30/1995       -0.10%                $12,316           2.32%              $18,238            -2.11%                  $12,997
  07/31/1995        3.24%                $12,715           3.32%              $18,844             4.87%                  $13,630
  08/31/1995       -0.63%                $12,635           0.25%              $18,891            -2.96%                  $13,227
  09/30/1995        0.42%                $12,688           4.22%              $19,688             1.10%                  $13,372
  10/31/1995      -11.18%                $11,270          -0.36%              $19,617            -2.09%                  $13,093
  11/30/1995        8.73%                $12,254           4.39%              $20,478             3.49%                  $13,550
  12/31/1995        1.88%                $12,484           1.93%              $20,873             3.73%                  $14,055
  01/31/1996       16.55%                $14,550           3.40%              $21,583             1.86%                  $14,316
  02/29/1996        0.73%                $14,657           0.93%              $21,784             0.68%                  $14,414
  03/31/1996        0.48%                $14,728           0.96%              $21,993             4.16%                  $15,013
  04/30/1996        0.54%                $14,807           1.47%              $22,316             2.69%                  $15,417
  05/31/1996        3.83%                $15,375           2.58%              $22,892            -0.42%                  $15,352
  06/30/1996      -11.83%                $13,556           0.38%              $22,979            -0.29%                  $15,308
  07/31/1996       -2.08%                $13,275          -4.42%              $21,963            -3.34%                  $14,797
  08/31/1996        3.83%                $13,783           2.11%              $22,427             1.88%                  $15,075
  09/30/1996       -5.60%                $13,011           5.63%              $23,689             3.08%                  $15,539
  10/31/1996        0.70%                $13,102           2.76%              $24,343             2.12%                  $15,869
  11/30/1996       -0.90%                $12,984           7.56%              $26,184             3.56%                  $16,433
  12/31/1996        0.00%                $12,984          -1.98%              $25,665            -0.50%                  $16,351
  01/31/1997       -4.97%                $12,339           6.25%              $27,269             0.52%                  $16,436
  02/28/1997       11.41%                $13,747           0.78%              $27,482            -0.77%                  $16,310
  03/31/1997      -10.44%                $12,311          -4.11%              $26,352             1.40%                  $16,538
  04/30/1997       -5.54%                $11,630           5.97%              $27,926             0.01%                  $16,540
  05/31/1997        6.17%                $12,348           6.09%              $29,626             5.79%                  $17,497
  06/30/1997       -3.83%                $11,875           4.48%              $30,954             3.52%                  $18,113
  07/31/1997        0.39%                $11,921           7.96%              $33,417             3.59%                  $18,764
  08/31/1997        1.86%                $12,143          -5.60%              $31,546            -4.63%                  $17,895
  09/30/1997        6.68%                $12,954           5.48%              $33,275             4.22%                  $18,650
  10/31/1997       -8.04%                $11,912          -3.34%              $32,163            -5.97%                  $17,537
  11/30/1997      -11.22%                $10,575           4.63%              $33,653            -3.61%                  $16,903
  12/31/1997       -0.52%                $10,520           1.72%              $34,231            -1.87%                  $16,587
  01/31/1998       -4.56%                $10,041           1.11%              $34,611            -0.13%                  $16,566
  02/28/1998        5.33%                $10,575           7.21%              $37,107             5.70%                  $17,510
  03/31/1998        5.23%                $11,129           5.12%              $39,007             4.22%                  $18,249
  04/30/1998        3.89%                $11,562           1.01%              $39,401             2.69%                  $18,740
  05/31/1998       -9.57%                $10,456          -1.72%              $38,723            -2.12%                  $18,343
  06/30/1998       -6.84%                 $9,740           4.06%              $40,295            -2.77%                  $17,835
  07/31/1998      -10.85%                 $8,683          -1.07%              $39,864            -5.89%                  $16,784
  08/31/1998      -24.46%                 $6,559         -14.46%              $34,100           -13.63%                  $14,496
  09/30/1998       20.11%                 $7,878           6.41%              $36,285             8.07%                  $15,666
  10/31/1998        7.24%                 $8,449           8.13%              $39,236             5.13%                  $16,470
  11/30/1998       -6.87%                 $7,869           6.06%              $41,613             1.51%                  $16,719
  12/31/1998       -0.24%                 $7,850           5.76%              $44,010            -0.93%                  $16,563
  01/31/1999       -5.48%                 $7,420           4.18%              $45,850            -4.95%                  $15,743
  02/28/1999       -3.15%                 $7,186          -3.11%              $44,424             0.24%                  $15,781
  03/31/1999       15.62%                 $8,309           4.00%              $46,201            11.00%                  $17,517
  04/30/1999       19.48%                 $9,927           3.87%              $47,989            14.38%                  $20,036
  05/31/1999       -4.90%                 $9,441          -2.36%              $46,856            -5.58%                  $18,918
  06/30/1999        7.43%                $10,142           5.55%              $49,457             3.63%                  $19,605
  07/31/1999        2.36%                $10,381          -3.12%              $47,914             3.46%                  $20,283
  08/31/1999        1.65%                $10,553          -0.50%              $47,674            -0.17%                  $20,248
  09/30/1999       -2.16%                $10,325          -2.74%              $46,368            -2.11%                  $19,821
  10/31/1999       -5.06%                 $9,802           6.33%              $49,303            -0.28%                  $19,766
  11/30/1999        0.10%                 $9,812           2.03%              $50,304             0.32%                  $19,829
  12/31/1999        5.81%                $10,381           5.89%              $53,267             4.34%                  $20,690



FRANKLIN SMALL CAP FUND

Technology stocks' market outperformance characterized the year under review as infrastructure investment, bandwidth demands and increasing use of electronics in daily life appeared to drive such companies' earnings growth. However, technology stocks' strength belied the general stock market's weakness. After significant gains in the first half of the year, most energy-related, small-cap stocks failed to sustain their momentum and stagnated or fell later in the year. As the second half of the year progressed, the gap widened between strong technology and weak non-tech stock performances, possibly due to investors chasing the best-performing technology stock to ever-higher valuations. Fortunately, we had previously established positions in many of these technology stocks and were thus positioned to benefit from their robust fourth-quarter performance.


1. Source: Morgan Stanley Dean Witter.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

During 1999, Franklin Small Cap Fund posted strong total returns, handily beating its benchmark, the Russell 2000(R) Growth Index. The portfolio's outperformance was primarily attributable to its significant positions in technology stocks and its small allocation to financial and retail stocks. We traditionally have found more growth potential in the technology sector and anticipate maintaining large positions in this sector for the near future, despite its inherent volatility. We also anticipate having relatively small positions in retail and financials, two sectors in which we believe it is often difficult to find small-cap companies that can sustain consistent revenue and earnings growth.

For some time, we have been commenting about the weakness in the small-cap market's non-tech sectors. We are pleased to report that as the year ended we did observe signs of life among a small group of underappreciated non-tech growth stocks in sectors as disparate as health care and producer manufacturing. Although mutual fund flows and investor interest still seem to favor technology stocks, we find it encouraging that some investors are apparently appreciating the strong fundamental growth potential that may exist in the uncovered nooks of the market. In particular, we are optimistic about the stock performance and fundamental improvements we see in the home builder and real estate investment trust sectors. Accordingly, we added selectively to a handful of non-tech stocks that we believe may be strong performers when the market eventually broadens.

As we look forward to the 21st century, we continue to see strong growth potential for small-cap companies. We believe that such companies likely will be prominent innovators in creating and delivering new products, services and technologies in the next century. In our opinion, healthy growth prospects for the global economy should set the stage for a broadening of small-cap stock performance to include other sectors in addition to technology.

TOP 10 INDUSTRY BREAKDOWN
Franklin Small Cap Fund 12/31/99

                                                                      % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Technology Services                                                     34.1%

Electronic Technology                                                   22.7%

Telecommunications                                                       9.4%

Finance                                                                  5.4%

Consumer Services                                                        3.5%

Industrial Services                                                      2.6%

Producer Manufacturing                                                   2.5%

Transportation                                                           2.5%

Real Estate                                                              2.3%

Energy Minerals                                                          2.1%

We are replacing the Russell 2500 Index with the Russell 2000 Growth Index because it more closely mirrors our growth style of investing. The Russell 2500 Index primarily represents value-oriented small cap names that are trading at valuations reflecting their relatively slow or non-existent growth. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions,and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +96.94%

3-Year                                                                   +31.81%

Since Inception (11/1/95)                                                +30.41%


[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Small Cap Fund -- Class 1
$10,000 Investments (11/1/96 - 12/31/99)


                               Small Cap Fund -                  S&P 500                     Russell 2500                 Russell
                                 Class 1                                                       Index                     2000 Growth
                                                                                                                          Index
             ----------------------------------------------------------------------------------------------------------------------
11/01/1995                       $10,000                        $10,000                        $10,000                     $10,000
11/30/1995      -3.00%            $9,700           4.39%        $10,439           4.27%        $10,427          4.41%      $10,441
12/31/1995       5.46%           $10,230           1.93%        $10,640           1.71%        $10,605          2.22%      $10,673
01/31/1996       1.37%           $10,370           3.40%        $11,002           0.71%        $10,681         -0.83%      $10,584
02/29/1996       4.63%           $10,850           0.93%        $11,105           3.01%        $11,002          4.56%      $11,067
03/31/1996       2.67%           $11,140           0.96%        $11,211           2.04%        $11,227          1.98%      $11,286
04/30/1996       9.96%           $12,250           1.47%        $11,376           4.62%        $11,745          7.68%      $12,153
05/31/1996       4.16%           $12,760           2.58%        $11,669           2.71%        $12,063          5.13%      $12,776
06/30/1996      -4.75%           $12,154           0.38%        $11,714          -3.07%        $11,693         -6.50%      $11,946
07/31/1996      -9.05%           $11,054          -4.42%        $11,196          -7.32%        $10,837        -12.21%      $10,487
08/31/1996       9.59%           $12,114           2.11%        $11,432           5.75%        $11,460          7.40%      $11,263
09/30/1996       4.46%           $12,654           5.63%        $12,076           4.33%        $11,957          5.15%      $11,843
10/31/1996      -1.98%           $12,404           2.76%        $12,409          -0.66%        $11,878         -4.31%      $11,333
11/30/1996       4.52%           $12,964           7.56%        $13,347           4.83%        $12,451          2.78%      $11,648
12/31/1996       1.85%           $13,204          -1.98%        $13,083           1.37%        $12,622          1.95%      $11,875
01/31/1997       2.20%           $13,494           6.25%        $13,901           2.76%        $12,970          2.50%      $12,172
02/28/1997      -4.67%           $12,864           0.78%        $14,009          -1.49%        $12,777         -6.04%      $11,437
03/31/1997      -7.08%           $11,954          -4.11%        $13,433          -4.53%        $12,198         -7.06%      $10,629
04/30/1997       0.67%           $12,034           5.97%        $14,235           1.27%        $12,353         -1.16%      $10,506
05/31/1997      14.21%           $13,744           6.09%        $15,102           9.21%        $13,491         15.03%      $12,085
06/30/1997       3.81%           $14,269           4.48%        $15,779           4.09%        $14,043          3.39%      $12,495
07/31/1997       6.35%           $15,175           7.96%        $17,035           5.86%        $14,866          5.12%      $13,134
08/31/1997       1.02%           $15,330          -5.60%        $16,081           1.39%        $15,072          3.00%      $13,528
09/30/1997       9.68%           $16,813           5.48%        $16,962           6.54%        $16,058          7.98%      $14,608
10/31/1997      -4.23%           $16,103          -3.34%        $16,396          -4.49%        $15,337         -6.01%      $13,730
11/30/1997      -2.37%           $15,721           4.63%        $17,155           0.45%        $15,406         -2.38%      $13,403
12/31/1997      -1.38%           $15,505           1.72%        $17,450           1.89%        $15,697          0.06%      $13,411
01/31/1998      -0.40%           $15,443           1.11%        $17,644          -1.53%        $15,457         -1.33%      $13,233
02/28/1998       7.87%           $16,659           7.21%        $18,916           7.26%        $16,579          8.83%      $14,401
03/31/1998       3.96%           $17,318           5.12%        $19,884           4.39%        $17,307          4.19%      $15,005
04/30/1998       1.43%           $17,565           1.01%        $20,085           0.38%        $17,373          0.61%      $15,096
05/31/1998      -7.10%           $16,319          -1.72%        $19,740          -4.64%        $16,567         -7.27%      $13,999
06/30/1998       0.05%           $16,327           4.06%        $20,541           0.12%        $16,586          1.02%      $14,142
07/31/1998      -9.80%           $14,726          -1.07%        $20,321          -6.87%        $15,447         -8.35%      $12,961
08/31/1998     -23.48%           $11,269         -14.46%        $17,383         -18.86%        $12,534        -23.08%       $9,969
09/30/1998       9.53%           $12,343           6.41%        $18,497           7.10%        $13,424         10.14%      $10,980
10/31/1998       6.53%           $13,149           8.13%        $20,001           5.47%        $14,158          5.22%      $11,554
11/30/1998       7.57%           $14,145           6.06%        $21,213           4.95%        $14,859          7.76%      $12,450
12/31/1998       8.54%           $15,353           5.76%        $22,435           6.06%        $15,759          9.05%      $13,577
01/31/1999       4.23%           $16,003           4.18%        $23,372          -0.17%        $15,732          4.50%      $14,188
02/28/1999      -8.60%           $14,626          -3.11%        $22,646          -6.57%        $14,699         -9.15%      $12,890
03/31/1999       5.51%           $15,432           4.00%        $23,551           2.14%        $15,013          3.56%      $13,348
04/30/1999       7.83%           $16,641           3.87%        $24,463           8.95%        $16,357          8.83%      $14,527
05/31/1999      -0.20%           $16,607          -2.36%        $23,885           1.55%        $16,610          0.16%      $14,550
06/30/1999       7.68%           $17,883           5.55%        $25,211           5.20%        $17,474          5.27%      $15,317
07/31/1999      -0.01%           $17,881          -3.12%        $24,425          -1.97%        $17,130         -3.09%      $14,844
08/31/1999       1.38%           $18,128          -0.50%        $24,302          -3.13%        $16,594         -3.74%      $14,289
09/30/1999       3.60%           $18,780          -2.74%        $23,637          -1.49%        $16,347          1.93%      $14,565
10/31/1999      11.98%           $21,030           6.33%        $25,133           2.19%        $16,705          2.56%      $14,937
11/30/1999      16.64%           $24,530           2.03%        $25,643           5.65%        $17,648         10.57%      $16,516
12/31/1999      23.26%           $30,236           5.89%        $27,153          10.85%        $19,563         17.63%      $19,428




MUTUAL DISCOVERY SECURITIES FUND

During the 12 months under review, the U.S. economy experienced unusually strong growth in a low-inflation environment. Global economies generally followed suit, and stock markets around the world sprang back to life in a broad-based rally. However, in the process, the market became increasingly two-tiered, and a select group of companies achieved "over the top" success while the majority of publicly-traded equities languished. For example, the tech-heavy Nasdaq market rose 85.9% for the year. But while the top companies in that index comprised half of that index's value, the other half of its value was divided between the more than 4,700 other companies in the index. Furthermore, although the Dow Jones Industrial Index rose more than 27%, and the S&P 500 climbed 21.0% during the year, about 62% of the stocks listed on the New York Stock Exchange and 51% of those comprising the S&P 500 fell in value during 1999.

The portfolio's impressive performance was achieved not by investing in volatile emerging markets or high-flying Internet companies, but by sticking to our longstanding, value strategy during a period when growth investing seemed clearly in favor with a majority of investors interested in buying "hot" stocks. Throughout the reporting period, we conducted in-depth fundamental analysis and bought securities only when we saw substantial upside with relatively little risk. Many market participants appeared to be interested only in positive momentum during 1999, and were unconcerned about valuations. But we believe risk still matters. In addition to focusing our attention upon identifying opportunities that we believed traded at a meaningful discount to their intrinsic value, we linked our equity positions to the dollar seeking to minimize the volatility of overseas currencies' unexpected movements.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

The casino-like atmosphere of 1999 attracted many investors to index funds. Unfortunately, many people often forget two vital aspects of index investing: 1) an index is 100% of the risk of its market, and 2) most indexes are weighted to very large companies. We try to lessen market risk by diversifying into special situations such as distressed securities and arbitrage. Believing that the large-cap universe was generally overvalued during 1999, we stayed away from those stocks, opting instead to focus on out-of-favor mid- to small-cap companies. After all, we feel that the best bargains can generally be purchased in the most overlooked areas, and rarely in the most popular.

We recalibrated the portfolio somewhat during the year, cutting the number of positions. For the most part, we did not eliminate any large positions, only smaller ones. We did make some new purchases, adding to our stake in pharmaceutical, defense, and media companies whose stocks were selling at 60 cents on the dollar -- well below our perception of their intrinsic values. Continuing to focus on Europe, we increased our exposure to French stocks. The European economy is a great restructuring story we expect to continue for several years to come, with France in particular benefiting from a wave of corporate consolidation.

A number of stocks contributed to the portfolio's success in 1999. Among them:
Lagardere SCA, a French conglomerate undergoing a restructuring; Compagnie Financiere Richemont AG, a Swiss conglomerate we purchased at a substantial discount to the sum of its pieces; and AMFM Inc., a radio business that is merging with Capstar, another media company.

Looking forward, we see attractive values in mid-size companies around the world. U.S. financial stocks have fallen considerably and we expect to find great value in this sector. In Europe, we intend to take advantage of any opportunities that arise as European companies react to the rapidly changing business and market environment there. The U.K. continues to offer interesting opportunities on the heels of a remarkable economic turnaround. We also believe that Aventis SA, a life science company formed by the merger of France's Rhone-Poulenc SA and Germany's Hoechst AG, and whose stock we purchased at a huge discount, may continue to enjoy significant upside potential. In short, we see no dearth of good companies trading with above-average earnings prospects at below-average price-to-earnings ratios, and shall continue to concentrate on mining overlooked, out-of-favor sectors for tomorrow's gems as we strive to provide our shareholders the best risk-adjusted returns over the long term.

TOP 10 HOLDINGS
Mutual Discovery Securities Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Lagardere SCA                                                            4.1%
Multi-Industry, France

Aventis SA                                                               3.2%
Health & Personal Care, France

Investor AB, B                                                           2.9%
Multi-Industry, Sweden

Modern Times Group AB                                                    2.9%
Broadcasting & Publishing, Sweden

Compagnie Generale
D'Industrie et de Participation                                          2.5%
Multi-Industry, France

Corporacion Financiera
Alba SA                                                                  2.5%
Multi-Industry, Spain

Suez Lyonnaise des Eaux SA                                               1.9%
Business &Public Services, France

Invensys PLC                                                             1.8%
Machinery & Engineering, U.K.

Compagnie Financiere
Richemont AG                                                             1.6%
Multi-Industry, Switzerland

Total Fina SA, B                                                         1.5%
Energy Sources, France

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +23.76%

3-Year                                                                   +11.96%

Since Inception (11/8/96)                                                +12.08%

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Templeton Developing Markets Equity Fund
Based on Total Net Assets
12/31/99

Latin America                                                              40.5%
Asia                                                                       35.9%
Mid-East/Africa                                                            13.9%
Europe                                                                      8.9%
Short-Term Investments & Other Net Assets                                   0.8%


[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Mutual Discovery Securities Fund -- Class 1
$10,000 Investment (11/8/96 - 12/31/99)


                   Mutual Discovery
                   Securities Fund -                        S&P 500                          Russell 2000
                      Class 1                                                                   Index
             -------------------------------------------------------------------------------------------
11/08/1996            $10,000                                $10,000                            $10,000
11/30/1996            $10,140             5.54%              $10,554          3.02%             $10,302
12/31/1996            $10,200            -1.98%              $10,345          2.62%             $10,572
01/31/1997            $10,660             6.25%              $10,992          2.00%             $10,783
02/28/1997            $10,790             0.78%              $11,078         -2.42%             $10,523
03/31/1997            $10,690            -4.11%              $10,622         -4.72%             $10,026
04/30/1997            $10,630             5.97%              $11,257          0.28%             $10,054
05/31/1997            $10,910             6.09%              $11,942         11.12%             $11,172
06/30/1997            $11,325             4.48%              $12,477          4.29%             $11,651
07/31/1997            $11,735             7.96%              $13,470          4.65%             $12,193
08/31/1997            $11,715            -5.60%              $12,716          2.29%             $12,472
09/30/1997            $12,356             5.48%              $13,413          7.32%             $13,385
10/31/1997            $11,975            -3.34%              $12,965         -4.39%             $12,798
11/30/1997            $12,025             4.63%              $13,565         -0.65%             $12,714
12/31/1997            $12,175             1.72%              $13,798          1.75%             $12,937
01/31/1998            $12,155             1.11%              $13,952         -1.58%             $12,732
02/28/1998            $12,796             7.21%              $14,958          7.39%             $13,673
03/31/1998            $13,496             5.12%              $15,723          4.12%             $14,237
04/30/1998            $13,756             1.01%              $15,882          0.55%             $14,315
05/31/1998            $13,896            -1.72%              $15,609         -5.39%             $13,543
06/30/1998            $13,483             4.06%              $16,243          0.21%             $13,572
07/31/1998            $12,971            -1.07%              $16,069         -8.10%             $12,473
08/31/1998            $11,127           -14.46%              $13,745        -19.42%             $10,050
09/30/1998            $10,655             6.41%              $14,626          7.83%             $10,837
10/31/1998            $10,922             8.13%              $15,816          4.08%             $11,280
11/30/1998            $11,485             6.06%              $16,774          5.24%             $11,871
12/31/1998            $11,567             5.76%              $17,740          6.19%             $12,605
01/31/1999            $11,629             4.18%              $18,482          1.33%             $12,773
02/28/1999            $11,454            -3.11%              $17,907         -8.10%             $11,738
03/31/1999            $11,803             4.00%              $18,623          1.56%             $11,922
04/30/1999            $12,540             3.87%              $19,344          8.96%             $12,990
05/31/1999            $12,510            -2.36%              $18,887          1.46%             $13,179
06/30/1999            $12,961             5.55%              $19,936          4.52%             $13,775
07/31/1999            $12,786            -3.12%              $19,314         -2.74%             $13,398
08/31/1999            $12,638            -0.50%              $19,217         -3.70%             $12,902
09/30/1999            $12,501            -2.74%              $18,691          0.02%             $12,904
10/31/1999            $12,733             6.33%              $19,874          0.41%             $12,957
11/30/1999            $13,419             2.03%              $20,277          5.97%             $13,731
12/31/1999            $14,316             5.89%              $21,471         11.32%             $15,285

TEMPLETON DEVELOPING MARKETS EQUITY FUND

The year 1999 saw a recovery in most emerging markets despite volatility caused by such events as Brazil's floating its currency, the war in Kosovo, tensions between China and Taiwan, military conflicts between India and Pakistan, the near collapse of one of South Korea's largest conglomerates, and earthquakes in Turkey, Greece and Taiwan.

Political change was widespread throughout emerging markets countries as citizens of Indonesia, South Africa and Argentina elected new leadership, while a military coup put a new government in charge of Pakistan. The stability of the Polish, Czech and Russian governments was in question for most of the year in Europe. In Poland, tax-reform debates characterized the year, and in the Czech Republic, questions remained throughout the year, as friction between ruling party leaders became more evident. Questions about the future of Boris Yeltsin were not laid to rest until December 31, 1999, when he resigned and handed over control of Russia to Vladimir Putin.

Asia led the global economic recovery, with the improvement slowly shifting gears to one apparently led by domestic consumption rather than by trade. Export and import levels increased, with trade balances declining from 1998's huge surpluses as import growth outpaced that of exports.

In Latin America, the rapid stock market advances early in the year continued, seeming to signal forthcoming economic improvements. However, most Latin American economies were weak, but improving commodity prices near year-end contributed to the belief that the worst was over. In Brazil, the currency devaluation's adverse effects on inflation and economic growth seemed modest. The election of a new president in Argentina, questions concerning the currency peg and debate over the level of national debt caused market concern, although the government is expected to reduce the fiscal deficit. Continued reform in Brazil, coupled with Venezuela's restructuring and new governments in Argentina and Chile, led many to conclude that these economies will return to growth in 2000.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

Efforts to meet European Union (E.U.) admission standards apparently proved beneficial for eastern and southern European economies. However, natural disasters in Turkey and Greece coupled with stalled privatization attempts in other eastern European countries hampered economic growth. The long-term outlook for emerging Europe seems bright as E.U. membership prompts these countries to reform their economies.

Finally, African and Middle Eastern markets continued to develop toward international importance. In South Africa, the strengthening of gold prices during the year in addition to greater demand for diamonds and other natural resources seemed to help propel the nation's economy. The ongoing streamlining of large corporations and increased international demand for services provided by other South African corporate leaders appears to have augmented this strength.

During the 12 months under review, the portfolio posted a strong performance. Varying individual stock performances resulted in some changes in the portfolio's composition. We sold our holdings in Sri Lanka, Croatia, Shenzhen (China) and Jordan as we felt better bargains could be found elsewhere, while we added Austria. Strong growth in the Mexican, Brazilian and South African stock markets resulted in increased exposure to these countries. However, the portfolio's regional exposure remained largely unchanged except for Asia, which decreased in favor of greater exposure to South Africa. At the end of the 12-month period, holdings in Mexico comprised the greatest portion of the portfolio's total net assets at 15.1%, followed by holdings in South Africa at 13.5% and Brazil at 13.1%.

Varying individual performances led to the replacement of four companies in the portfolio's top ten holdings. South Africa's Anglo American PLC and South African Breweries PLC replaced Hong Kong's New World Development Co. Ltd. and Thailand's Thai Farmers Bank Public Co. Ltd. In addition, Grupo Financiero Banamex Accival SA de CV (Mexico) and PT Telekomunikasi Indonesia-Persero (Indonesia) replaced Compania de Telecomunicaciones de Chile SA (Chile) and Molinos Rio de la Plata SA (Argentina). Telecommunications stocks' strong performance caused them to become the portfolio's top sector, with 23.0% of total net assets. The portfolio was virtually fully invested, with a cash level of 0.8% of total net assets at year-end.

Looking forward, we are excited about the potential of emerging markets, as we believe that the recovery has just begun, and our studies show that bull markets generally last longer than bear markets. Interest rates have fallen in many emerging countries, but most markets' indexes and valuations are still below their all-time highs. Some of the emerging market currencies still appear to be undervalued, which should help export competitiveness. The major Asian countries have increased their foreign exchange reserves. Furthermore, successful elections in Chile, India, Russia, Mexico, Malaysia,


TOP 10 HOLDINGS
Templeton Developing Markets Equity Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Telefonos de Mexico SA
(Telmex)                                                                6.9%
Telecommunications, Mexico

Cemex SA                                                                4.6%
Building Materials &
Components, Mexico

Akbank                                                                  3.5%
Banking, Turkey

Centrais Eletricas Brasileiras SA
(Eletrobras)                                                            3.1%
Utilities Electrical & Gas, Brazil

Grupo Financiero Banamex
Accival SA de CV                                                        2.6%
Banking, Mexico

Anglo American PLC                                                      2.4%
Metals & Mining, South Africa

PT Telekomunikasi Indonesia
(Persero)                                                               2.1%
Telecommunications, Indonesia

Cheung Kong Holdings Ltd.                                               2.0%
Multi-Industry, Hong Kong

CEZ AS                                                                  1.8%
Utilities Electrical & Gas,
Czech Republic

South African Breweries PLC                                             1.8%
Beverages & Tobacco,
South Africa

                                                                              19

Although we use MSCI Emerging Markets Free Index as the portfolio's benchmark index, we retained MSCI World Index in the graph to show how global developed markets have performed.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and the International Finance Corporation.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +54.64%

5-Year                                                                    +6.70%

Since Inception (3/15/94)                                                 +4.93%

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Templeton Global Growth Fund
Based on Total Net Assets
12/31/99

Europe                                                                     37.6%
North America                                                              24.2%
Asia                                                                       20.0%
Latin America                                                               7.9%
Australia/New Zealand                                                       3.9%
Mid-East/Africa                                                             1.5%
Short-Term Investments & Other Net Assets                                   4.9%

Argentina and Indonesia reduced some of the political risk, making rapid economic and social reform more likely going forward. Finally, many emerging market countries continue to overhaul their financial systems. Banks are recapitalizing their balance sheets and companies are making efforts to rectify the problem of excessive borrowing as well as streamlining their work forces in response to the changing economic environment.

We believe that recovery and growth will drive the emerging markets. Improvements in domestic and international demand should continue to spur economic growth. We favor companies and countries most proactive in reform, as improved corporate governance and better corporate efficiency should benefit stock prices for years to come.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Temple Developing Markets Equity Fund -- Class 1
$10,000 Investment (3/15/94 - 12/31/99)



                      Templeton Developing      MSCI Emerging        MSCI World Index       IFC Investable
                     Markets Equity Fund -    Markets Free Index                            Composite Index
                           Class 1
             ----------------------------------------------------------------------------------------------
  03/15/1994                 $10,000             $10,000                 $10,000             $10,000
  03/31/1994                 $10,000              $9,512                  $9,774              $9,452
  04/30/1994                 $10,060              $9,321                 $10,077              $9,272
  05/31/1994                 $10,040              $9,640                 $10,105              $9,491
  06/30/1994                  $9,990              $9,375                 $10,079              $9,154
  07/31/1994                 $10,250              $9,958                 $10,272              $9,811
  08/31/1994                 $10,530             $11,193                 $10,583             $11,073
  09/30/1994                 $10,520             $11,321                 $10,307             $11,347
  10/31/1994                 $10,410             $11,116                 $10,602             $10,972
  11/30/1994                 $10,000             $10,538                 $10,144             $10,559
  12/31/1994                  $9,560              $9,692                 $10,245              $9,434
  01/31/1995                  $8,910              $8,661                 $10,093              $8,173
  02/28/1995                  $8,780              $8,439                 $10,242              $8,067
  03/31/1995                  $9,150              $8,492                 $10,737              $8,046
  04/30/1995                  $9,540              $8,873                 $11,114              $8,385
  05/31/1995                  $9,800              $9,345                 $11,211              $8,698
  06/30/1995                  $9,855              $9,373                 $11,209              $8,749
  07/31/1995                 $10,438              $9,583                 $11,773              $9,028
  08/31/1995                 $10,167              $9,358                 $11,512              $8,786
  09/30/1995                 $10,096              $9,313                 $11,850              $8,722
  10/31/1995                  $9,735              $8,957                 $11,666              $8,391
  11/30/1995                  $9,664              $8,797                 $12,073              $8,349
  12/31/1995                  $9,825              $9,187                 $12,428              $8,639
  01/31/1996                 $10,880              $9,840                 $12,655              $9,375
  02/29/1996                 $10,659              $9,684                 $12,734              $9,156
  03/31/1996                 $10,860              $9,759                 $12,949              $9,290
  04/30/1996                 $11,222             $10,149                 $13,255              $9,662
  05/31/1996                 $11,382             $10,104                 $13,269              $9,580
  06/30/1996                 $11,390             $10,167                 $13,339              $9,693
  07/31/1996                 $10,782              $9,472                 $12,870              $9,056
  08/31/1996                 $10,957              $9,715                 $13,021              $9,336
  09/30/1996                 $11,194              $9,799                 $13,533              $9,474
  10/31/1996                 $11,184              $9,538                 $13,629              $9,271
  11/30/1996                 $11,617              $9,697                 $14,396              $9,408
  12/31/1996                 $11,947              $9,741                 $14,168              $9,449
  01/31/1997                 $12,833             $10,406                 $14,340             $10,117
  02/28/1997                 $13,214             $10,851                 $14,508             $10,611
  03/31/1997                 $12,957             $10,566                 $14,224             $10,350
  04/30/1997                 $13,101             $10,585                 $14,691             $10,174
  05/31/1997                 $13,730             $10,888                 $15,601             $10,519
  06/30/1997                 $14,275             $11,471                 $16,381             $10,974
  07/31/1997                 $14,826             $11,642                 $17,138             $11,084
  08/31/1997                 $13,449             $10,160                 $15,994              $9,669
  09/30/1997                 $14,243             $10,442                 $16,865              $9,976
  10/31/1997                 $11,573              $8,729                 $15,980              $8,343
  11/30/1997                 $10,958              $8,410                 $16,265              $7,943
  12/31/1997                 $10,905              $8,613                 $16,466              $8,057
  01/31/1998                  $9,951              $7,937                 $16,928              $7,526
  02/28/1998                 $11,032              $8,766                 $18,076              $8,294
  03/31/1998                 $11,499              $9,146                 $18,842              $8,619
  04/30/1998                 $11,636              $9,046                 $19,029              $8,641
  05/31/1998                  $9,877              $7,807                 $18,793              $7,564
  06/30/1998                  $8,932              $6,988                 $19,242              $6,793
  07/31/1998                  $8,981              $7,209                 $19,213              $7,061
  08/31/1998                  $6,631              $5,125                 $16,654              $5,076
  09/30/1998                  $7,088              $5,450                 $16,952              $5,317
  10/31/1998                  $8,152              $6,024                 $18,487              $5,933
  11/30/1998                  $8,895              $6,525                 $19,590              $6,379
  12/31/1998                  $8,548              $6,430                 $20,550              $6,281
  01/31/1999                  $8,016              $6,327                 $21,003              $6,130
  02/28/1999                  $8,165              $6,388                 $20,446              $6,240
  03/31/1999                  $9,303              $7,230                 $21,301              $6,961
  04/30/1999                 $11,035              $8,124                 $22,143              $7,918
  05/31/1999                 $10,812              $8,077                 $21,337              $7,774
  06/30/1999                 $11,616              $8,994                 $22,335              $8,624
  07/31/1999                 $11,140              $8,750                 $22,272              $8,499
  08/31/1999                 $10,724              $8,829                 $22,235              $8,592
  09/30/1999                 $10,421              $8,530                 $22,023              $8,354
  10/31/1999                 $10,724              $8,712                 $23,171              $8,499
  11/30/1999                 $11,530              $9,493                 $23,825              $9,259
  12/31/1999                 $13,219             $10,700                 $25,757             $10,500

TEMPLETON GLOBAL GROWTH FUND

With most markets around the world well into positive territory for the 12 months under review, 1999 turned out to be lucrative for many investors. Templeton Global Growth Fund also posted solid returns for the year; however, it lagged its benchmark, the Morgan Stanley Capital International (MSCI(R)) AC World Free Index, which increased 26.8% for the period.

We believe the major reason for the portfolio's underperformance was investors' focus on a small number of stocks, primarily those of technology and telecommunications companies. On December 31, 1999, only 20 stocks accounted for nearly half of the MSCI AC World Free Index's 12-month return. Yet, those same companies made up less than 1% of the more than 2,000 stocks that comprise the index. Of these 20 names, only 4 were not involved in technology or telecommunications-related businesses, which we feel shows how infatuated investors were with these areas.

The fund's shareholders can rightly question why we did not participate to a greater extent in the rapid appreciation of such companies (of which we only held two). Quite simply our analysis indicated that many of these companies' share prices were too

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

high when compared with other investment opportunities around the world. The 20 stocks described above had a median price-to-earnings ratio of 90 and price-to-book value of 17.2, hardly fitting our criteria of undervalued or unloved companies. Even given some of these companies' sizable growth rates, such extremely high valuations were difficult for us to justify.

Nowhere did the trend toward momentum-based buying seem greater than in the U.S. market, where growth stocks with the strongest price momentum widened the gap over value names during the course of the year. Since 1954, the stocks with the greatest momentum generally were valued at a 23% premium to the overall market on a price-to-earnings basis. However, at the beginning of 1999, such stocks were valued at a 120% premium to the overall market; so high that many analysts concluded this valuation gap would not persist. To many investors' surprise, these leading growth stocks' premiums widened to 240% above the overall market in December 1999.

At Templeton, we have always felt that to achieve superior long-term investment performance, we must go against the crowd. At a time when the crowd looks so successful, this philosophy may be hard to follow. However, as valuations become progressively more stretched we question whether these momentum stocks will continue to live up to expectations. History has shown this long-term value focus generally serves our shareholders well, especially in a more difficult economic environment. During the period, we continued to follow our disciplined approach, which uncovered some investments in the U.S. we believed were attractive among the names that were neglected by the recent narrow market. These are companies whose current valuations we believe are low in relation to their future growth prospects.

In fact, we feel that 1999 provided first-hand evidence of how well a contrarian approach still works in today's global environment. In 1998, our analysis uncovered a number of apparently undervalued companies in Hong Kong. As a result, we increased the portfolio's Asian weighting at a time when many other investors were pulling money out of the region. Although these investments initially hurt our performance, we were substantially rewarded in 1999 as Asian markets overall increased 72.6%, as measured by IFCT Asia Index, while Hong Kong's market, the Hang Seng, increased roughly 2.5 times from its low during the Asian crisis in 1998 and was back into record territory at the end of the reporting period.

Asia continued its rebuilding process during the year. We expect growth in 1999 to have more than doubled to approximately 5.5%, after gross domestic product
(GDP) growth outside of Japan hit a low of 2.7% in 1998. However, this improvement masks some of the even more dramatic turnarounds in individual countries. For example, Korea's GDP fell 6% in 1998 but is expected to have risen nearly 7% in 1999. In Thailand, GDP collapsed nearly 10% in 1998, but is projected to have expanded by more than 3.5% in 1999.

TOP 10 HOLDINGS
Templeton Global Growth Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                                2.1%
Multi-Industry, Hong Kong

Sony Corp.                                                               1.7%
Appliances & Household
Durables, Japan

Marconi PLC                                                              1.6%
Electrical & Electronics, U.K.

Anglo American Platinum
Corp. Ltd.                                                               1.5%
Metals & Mining, South Africa

Alcatel SA                                                               1.4%
Electrical & Electronics, France

HSBC Holdings PLC                                                        1.4%
Banking, Hong Kong

Telefonos de Mexico SA
(Telmex), ADR                                                            1.3%
Telecommunications, Mexico

Singapore Airlines Ltd.                                                  1.3%
Transportation, Singapore

Hong Kong Electric
Holdings Ltd.                                                            1.3%
Utilities Electrical & Gas,
Hong Kong

Corus Group PLC                                                          1.3%
Metals & Mining, U.K.

Japan seemed to be one of the principal countries to benefit from this rebound, as regional demand provided some support for its economy, whose domestic consumption has yet to show a sustained rebound. Our visits with Japanese corporations painted a mixed picture of the underlying economy. However, these visits also suggested to us that some subtle changes were taking place at the corporate management level, again on a specific company-by-company basis. During the period, we took advantage of opportunities to make investments in companies we believe had made real changes that were beneficial to the shareholder and unappreciated by the market.

Like Asia's, our Latin American holdings also saw a resurgence during the past 12 months. Mexico proved to be the region's best-performing market, apparently thanks to improved commodity prices, particularly oil, a strong U.S. economy, and increasing investor comfort over the upcoming elections. In Brazil, currency stabilization toward the end of the year seemed to have helped boost investor sentiment about this country's companies. Our Brazilian holdings were primarily concentrated in the telecommunications sector where we believed the prospects for continued growth remained strong due to these companies' expanding customer bases and increasing services.

Looking to Europe, we believe that more signs of an economic acceleration emerged during the past year. European unemployment fell below 10% in October for the first time in seven years. Furthermore, falling tax rates and continued productivity gains could be beneficial to European companies looking ahead. However, European stocks generally did not perform as well as their global peers, despite signs of an improving economic outlook. This provided us with some opportunities to uncover stocks we felt were bargains on the continent instead of the U.K., where we focused much of our buying over the past year.

Another trend we believe will benefit our European holdings is accelerating consolidation through merger and acquisition (M&A) activity. In 1999, there was an estimated $150 billion-plus worth of buyouts compared with less than $12 billion in 1994. This was particularly evident in the metals and energy sectors, where recent activity included Total Fina SA's bid for portfolio holding Societe Elf Aquitaine SA, portfolio holding Veba AG's merger with The Viag Group, and our former holding Pechiney SA's tie up with Alcan Aluminum Ltd. and A.L. Group SA.

M&A activity offers shareholders a number of possible benefits in addition to the potential for substantial price appreciation. Such activity can force an underperforming management to focus on increasing shareholder value or else risk being taken over by a better-performing competitor. It can also improve price discipline in certain fragmented industries while offering cost-cutting potential and better economies of scale for others. Since some M&A activity can be detrimental, our industry analysts work to determine the implications for each of our investments.

Looking forward, we are confident we have invested your portfolio in what we believe to be the most fundamentally undervalued companies around the world. We remain self-critical, striving to find ways to improve and enhance a research approach that is the foundation of our organization. We believe that this approach combined with our analytical team's diligence and experience will produce above-average long-term returns for your portfolio despite occasionally difficult short-term periods.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Templeton Global Growth Fund - Class 1
$10,000 Investment (3/15/94 - 12/31/99)


                         Templeton Global     MSCI All Countries
                          Growth Fund -         World Index
                             Class 1

                      -----------------------------------------
       03/15/1994              $10,000             $10,000
       03/31/1994              $10,030              $9,763
       04/30/1994              $10,079             $10,028
       05/31/1994              $10,118             $10,088
       06/30/1994              $10,020             $10,039
       07/31/1994              $10,295             $10,261
       08/31/1994              $10,551             $10,626
       09/30/1994              $10,482             $10,377
       10/31/1994              $10,492             $10,643
       11/30/1994              $10,285             $10,180
       12/31/1994              $10,315             $10,216
       01/31/1995              $10,226             $10,008
       02/28/1995              $10,335             $10,115
       03/31/1995              $10,335             $10,578
       04/30/1995              $10,630             $10,963
       05/31/1995              $10,896             $11,084
       06/30/1995              $11,053             $11,087
       07/31/1995              $11,498             $11,623
       08/31/1995              $11,399             $11,368
       09/30/1995              $11,617             $11,681
       10/31/1995              $11,231             $11,486
       11/30/1995              $11,310             $11,847
       12/31/1995              $11,627             $12,204
       01/31/1996              $12,132             $12,475
       02/29/1996              $12,181             $12,527
       03/31/1996              $12,379             $12,720
       04/30/1996              $12,706             $13,031
       05/31/1996              $12,894             $13,044
       06/30/1996              $12,886             $13,116
       07/31/1996              $12,416             $12,626
       08/31/1996              $12,814             $12,782
       09/30/1996              $12,988             $13,254
       10/31/1996              $13,080             $13,307
       11/30/1996              $13,672             $14,018
       12/31/1996              $14,102             $13,815
       01/31/1997              $14,510             $14,047
       02/28/1997              $14,592             $14,238
       03/31/1997              $14,561             $13,953
       04/30/1997              $14,623             $14,402
       05/31/1997              $15,287             $15,261
       06/30/1997              $16,058             $16,042
       07/31/1997              $16,684             $16,767
       08/31/1997              $16,245             $15,591
       09/30/1997              $17,164             $16,422
       10/31/1997              $15,891             $15,444
       11/30/1997              $15,839             $15,681
       12/31/1997              $16,006             $15,887
       01/31/1998              $15,912             $16,236
       02/28/1998              $17,185             $17,347
       03/31/1998              $18,103             $18,087
       04/30/1998              $18,155             $18,257
       05/31/1998              $17,644             $17,910
       06/30/1998              $17,395             $18,233
       07/31/1998              $17,407             $18,239
       08/31/1998              $14,891             $15,684
       09/30/1998              $14,998             $15,996
       10/31/1998              $16,391             $17,456
       11/30/1998              $17,135             $18,516
       12/31/1998              $17,442             $19,376
       01/31/1999              $17,194             $19,772
       02/28/1999              $16,663             $19,275
       03/31/1999              $17,548             $20,142
       04/30/1999              $19,379             $21,012
       05/31/1999              $18,564             $20,270
       06/30/1999              $19,532             $21,279
       07/31/1999              $19,410             $21,192
       08/31/1999              $19,329             $21,167
       09/30/1999              $18,883             $20,938
       10/31/1999              $18,748             $21,999
       11/30/1999              $19,640             $22,682
       12/31/1999              $21,112             $24,572

TEMPLETON INTERNATIONAL EQUITY FUND

The 12 months under review will go down as a year of contrasts. January 1999 ushered in the euro, a currency devaluation in Brazil, worries of a U.S. slowdown, Year 2000 (Y2K) bug fears and a growing optimism in Asia. As we exited the year, we believed unbridled optimism reigned in most markets -- inflation was well under control, the Internet was revolutionizing global economies, Y2K concerns diminished and cash was flowing into the equity markets. Unfortunately for value investors, the bulk of the money went toward growth sectors such as telecommunications and technology, pushing those stock prices to unprecedented levels, while, except for a brief second quarter flurry, largely bypassing shares in economically sensitive companies.

In Europe, the introduction of the euro, the 11-country common currency, did not live up to its fanfare apparently due to worries over most European economies' health and concerns such governments would continue to interfere in the free market, principally by bailing out struggling companies. However, the currency weakness seemed to benefit export-oriented companies' operations, as a less valuable currency meant that their products were more price-competitive. In addition, the weak currency appeared to help companies in commodity industries. Commodity prices are generally U.S.-dollar denominated, which enables such companies to earn revenues in the stronger U.S. dollar, but pay expenses in the weaker euro. Consequently, the portfolio's holdings in oil, metals, and paper and forest shares boosted its performance.


PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +21.04%

5-Year                                                                   +15.40%

Since Inception (3/15/94)                                                +13.76%

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Templeton International Equity Fund
Based on Total Net Assets
12/31/99

Europe                                                                     58.8%
Asia                                                                       16.2%
Latin America                                                               9.4%
Australia/New Zealand                                                       6.3%
North America                                                               2.7%
Short-Term Investments & Other Net Assets                                   6.6%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP 10 HOLDINGS
Templeton International Equity Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Nippon Telegraph &
Telephone Corp.                                                          2.9%
Telecommunications, Japan

Marconi PLC                                                              2.7%
Electrical & Electronics, U.K.

Amadeus Global Travel
Distribution SA                                                          2.7%
Leisure & Tourism, Spain

Koninklijke Philips
Electronics NV                                                           2.6%
Electrical & Electronics,
Netherlands

Sony Corp.                                                               2.5%
Electrical & Electronics, Japan

Total Fina SA                                                            2.4%
Energy Sources, France

Muenchener Rueck
Versicherungs-Geselschaft                                                2.2%
Insurance, Germany

Telecomunicacoes Brasileiras
SA (Telebras)                                                            2.1%
Telecommunications, Brazil

Nokia Corp.                                                              2.1%
Telecommunications, Finland

Alcatel SA                                                               1.8%
Electrical & Electronics, France

The most significant hurdle for value investors in 1999 was the "Internet fever" that appeared to grip European investors and their willingness to pay seemingly high multiples to invest in telecommunications and technology stocks. While the portfolio owned many of these shares in prior years, we sold most in early 1999 and missed out on the second half technology rally. In general, the portfolio was a net seller of European equities during the year, reducing its exposure from 68.7% of total net assets on January 1, 1999, to 58.8% at the end of the period, as we felt there was better value elsewhere. However, with economic indicators picking up across the continent, we believe European cyclical shares, which we consider to be value stocks, could perform well in the first half of 2000.

Asian markets turned in strong performances as the region appeared to continue to rebound from the 1997-1998 "Asian Crisis." Fueled by growing domestic consumption and strong exports to the developed world, many companies seemed to have successfully restructured operations and repaired their balance sheets. We initiated positions in a handful of Japanese names, which combined with their strong performances, increased our Asia weighting, from 2.8% of total net assets at the beginning of the period, to 16.2% on December 31, 1999.

In Latin America, the key Mexican and Brazilian markets provided extremely volatile yet generally strong performances. Aided by its proximity to the booming U.S. economy, Mexico was the best-performing market in the region. Brazil, after months of currency-induced turmoil, recovered in the final months of the year as interest rates finally stabilized. Driven by strong performance, our holdings in Latin America increased from 8.6% of total net assets on January 1, 1999, to 9.4% at the end of the year under review.

For the year, the portfolio's performance tracked that of the unmanaged MSCI All Country World ex-U.S. Free Index. The portfolio's technology- and telecommunications-related names posted the period's strongest performances, particularly Koninklijke Philips Electronics NV, Finnish wireless phone manufacturer Nokia Corp. and U.K. communications and information technology company Marconi PLC. In addition, many of the portfolio's emerging markets positions did well, including Brazilian bank Uniao de Bancos Brasileiros SA (Unibanco). However, these were partially offset by poor performances in our U.K. retail holdings Safeway PLC and Storehouse, whose stocks still looked extremely inexpensive to us relative to fixed assets at the end of the period. The utilities industry was another relatively weak sector, as rising interest rates seemed to hurt portfolio holdings such as Thames Water Group PLC and Iberdrola SA.

We made a handful of portfolio changes during the year to take advantage of what we believed were unsustainable valuation discrepancies. While we acknowledge the Internet's tremendous growth, we believed that on a longer-term basis, investors were severely undervaluing "old economy" stocks. Therefore, during the year, we sold several stocks based on valuations we believed to be high, most notably telephone operator British Telecommunications PLC, international energy company BG PLC, German investment bank Deutsche Bank AG, and Electrolux AB, a Swedish household appliance maker. We then reallocated these assets across a number of stocks, which we felt offered greater value.

The largest buys in the period included Chinese electric utility CLP Holdings Ltd., British financial services firm Zurich Allied PLC, Dutch publisher Wolters Kluwer NV, and several Japanese companies -- electronics firms Hitachi Ltd. and Sony Corp., telecommunications services company Nippon Telegraph &Telephone Corp., and investment bank Nomura Securities Co. Ltd. In some cases, we invested in different companies within the same industry to take advantage of apparent valuation gaps. Most notably, we reinvested our freed-up assets from Telefonica SAinto Nippon Telegraph & Telephone.

The strategies employed by the portfolio are consistent with the methods used by the Templeton organization for more than 50 years. Our team of 35 analysts scours the globe looking for out-of-favor securities we believe are trading at depressed levels relative to long-term "normalized" earnings. To us, normalized earnings represent what a company can earn in the middle of a typical economic cycle, which requires us to forecast earnings and cash flow out five years. We then purchase stocks that seem inexpensive on a five-year basis and on average hold them for the same period. We do this because we believe that over the long term a bottom-up value-based contrarian approach produces superior returns.

Going forward, we remain positive regarding the international markets' longer-term outlook, but are concerned in the short-term due to many stocks' high valuations. By seeking to purchase out-of-favor securities trading at low valuations and maintaining a diversified portfolio, we are attempting to reduce short-term volatility while positioning the portfolio for strong long-term performance.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Templeton International Equity Fund - Class 1
$10,000 Investment (1/27/92 - 12/31/99)

                          Templeton         MSCI EAFE Index     MSCI All Country
                       International                            World Free Ex-U.S.
                        Equity Fund -                                Index
                          Class 1
                 --------------------------------------------------------------
      01/27/1992              $10,000             $10,000              $10,000
      01/31/1992              $10,000              $9,972               $9,982
      02/29/1992              $10,000              $9,618               $9,675
      03/31/1992              $10,000              $8,986               $9,090
      04/30/1992              $10,010              $9,031               $9,120
      05/31/1992              $10,270              $9,638               $9,674
      06/30/1992              $10,040              $9,184               $9,207
      07/31/1992               $9,760              $8,952               $9,011
      08/31/1992               $9,860              $9,516               $9,492
      09/30/1992               $9,740              $9,332               $9,297
      10/31/1992               $9,570              $8,845               $8,889
      11/30/1992               $9,670              $8,931               $8,938
      12/31/1992               $9,760              $8,980               $9,012
      01/31/1993               $9,630              $8,981               $9,011
      02/28/1993               $9,770              $9,255               $9,287
      03/31/1993               $9,930             $10,064              $10,052
      04/30/1993              $10,200             $11,022              $10,940
      05/31/1993              $10,410             $11,258              $11,183
      06/30/1993              $10,218             $11,085              $11,049
      07/31/1993              $10,419             $11,476              $11,417
      08/31/1993              $11,132             $12,098              $12,029
      09/30/1993              $11,042             $11,828              $11,782
      10/31/1993              $11,694             $12,196              $12,208
      11/30/1993              $11,403             $11,132              $11,279
      12/31/1993              $12,547             $11,938              $12,158
      01/31/1994              $13,461             $12,950              $13,158
      02/28/1994              $13,230             $12,917              $13,059
      03/31/1994              $12,748             $12,363              $12,461
      04/30/1994              $12,868             $12,890              $12,883
      05/31/1994              $12,939             $12,819              $12,888
      06/30/1994              $12,601             $13,003              $12,979
      07/31/1994              $13,117             $13,131              $13,190
      08/31/1994              $13,512             $13,445              $13,634
      09/30/1994              $13,249             $13,024              $13,296
      10/31/1994              $13,461             $13,461              $13,654
      11/30/1994              $12,885             $12,817              $12,995
      12/31/1994              $12,652             $12,900              $12,965
      01/31/1995              $12,389             $12,408              $12,377
      02/28/1995              $12,571             $12,376              $12,309
      03/31/1995              $12,531             $13,151              $13,004
      04/30/1995              $13,087             $13,649              $13,512
      05/31/1995              $13,330             $13,490              $13,452
      06/30/1995              $13,624             $13,257              $13,266
      07/31/1995              $14,202             $14,086              $14,019
      08/31/1995              $13,897             $13,552              $13,533
      09/30/1995              $14,202             $13,820              $13,764
      10/31/1995              $13,792             $13,452              $13,396
      11/30/1995              $13,824             $13,830              $13,711
      12/31/1995              $13,992             $14,391              $14,253
      01/31/1996              $14,464             $14,453              $14,449
      02/29/1996              $14,801             $14,506              $14,449
      03/31/1996              $15,032             $14,817              $14,718
      04/30/1996              $15,473             $15,252              $15,165
      05/31/1996              $15,693             $14,975              $14,937
      06/30/1996              $15,714             $15,063              $15,013
      07/31/1996              $15,235             $14,626              $14,514
      08/31/1996              $15,692             $14,662              $14,599
      09/30/1996              $15,848             $15,055              $14,961
      10/31/1996              $16,137             $14,905              $14,812
      11/30/1996              $16,750             $15,502              $15,383
      12/31/1996              $17,207             $15,306              $15,205
      01/31/1997              $17,507             $14,774              $14,926
      02/28/1997              $17,786             $15,019              $15,199
      03/31/1997              $18,042             $15,077              $15,167
      04/30/1997              $17,886             $15,161              $15,295
      05/31/1997              $18,565             $16,151              $16,240
      06/30/1997              $19,587             $17,046              $17,136
      07/31/1997              $20,100             $17,325              $17,483
      08/31/1997              $19,683             $16,034              $16,108
      09/30/1997              $21,077             $16,936              $16,979
      10/31/1997              $19,659             $15,638              $15,533
      11/30/1997              $19,194             $15,482              $15,339
      12/31/1997              $19,218             $15,621              $15,516
      01/31/1998              $19,098             $16,339              $15,980
      02/28/1998              $20,303             $17,391              $17,046
      03/31/1998              $21,638             $17,931              $17,635
      04/30/1998              $22,174             $18,077              $17,761
      05/31/1998              $22,019             $17,993              $17,439
      06/30/1998              $21,790             $18,133              $17,373
      07/31/1998              $21,881             $18,321              $17,539
      08/31/1998              $18,600             $16,055              $15,065
      09/30/1998              $18,117             $15,567              $14,747
      10/31/1998              $19,332             $17,195              $16,292
      11/30/1998              $20,182             $18,080              $17,167
      12/31/1998              $20,287             $18,797              $17,759
      01/31/1999              $19,738             $18,746              $17,740
      02/28/1999              $19,515             $18,303              $17,343
      03/31/1999              $20,744             $19,072              $18,180
      04/30/1999              $22,535             $19,849              $19,089
      05/31/1999              $21,515             $18,831              $18,193
      06/30/1999              $22,600             $19,570              $19,029
      07/31/1999              $22,468             $20,156              $19,475
      08/31/1999              $22,328             $20,234              $19,542
      09/30/1999              $22,090             $20,443              $19,674
      10/31/1999              $22,356             $21,213              $20,407
      11/30/1999              $23,491             $21,954              $21,223
      12/31/1999              $25,699             $23,929              $23,247

In an effort to be consistent with other funds that have similar investment goals, we are replacing MSCI AC World ex-US Free Index with MSCI EAFE(R) Index. MSCI EAFE is a widely recognized index whose components match the portfolio's primary investments.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +26.63%

5-Year                                                                   +15.22%

Since Inception (1/27/92)                                                +12.64%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Templeton International
Smaller Companies Fund
Based on Total Net Assets
12/31/99

Europe                                                                     44.2%
Asia                                                                       31.7%
Latin America                                                               6.1%
North America                                                               6.0%
Australia/New Zealand                                                       4.5%
Mid-East/Africa                                                             0.9%
Short-Term Investments & Other Net Assets                                   6.6%

TOP 10 HOLDINGS
Templeton International Smaller Companies Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Li & Fung Ltd.                                                           4.7%
Merchandising, Hong Kong

Giordano International Ltd.                                              3.8%
Merchandising, Hong Kong

GTC Transcontinental
Group Ltd., B                                                            3.4%
Broadcasting & Publishing,
Canada

SA des Galeries Lafayette                                                2.8%
Merchandising, France

Gujarat Ambuja Cements Ltd.                                              2.8%
Building Materials &
Components, India

Siam City Cement
Public Co. Ltd., fgn.                                                    2.4%
Building Materials &
Components, Thailand

Elkem ASA, A                                                             2.2%
Metals & Mining, Norway

Dah Sing Financial Holdings Ltd.                                         2.1%
Financial Services, Hong Kong

Telemig Celular
Participacoes SA, ADR                                                    1.9%
Telecommunications, Brazil

Kardex AG, Br.                                                           1.8%
Business & Public Services,
Switzerland

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Spurred on by persistent strength in the global economic environment, particularly by signs of sustained recovery in Asia, international stock markets performed strongly for the year. In Asia, economic recovery, following the 1997 currency crisis, appeared firmly established. Returns from Japan were impressive, buoyed by the yen's strength and a rising stock market, as hopes rose that corporate Japan would, at last, implement the necessary restructuring. In Latin America, the Brazilian and Mexican stock market indexes ended significantly higher as investors appeared to regain confidence in the region's economic fundamentals. European market performance for the year was mixed -- the better economic outlook pushed share prices higher, although this was partially offset in U.S.-dollar terms by the fall in the euro's value. Overall, Europe underperformed other international regions.

For the year under review, the portfolio's performance was below that of our benchmark, the Salomon Global ex-U.S. less than $1 Billion Index, which had a return of 30.3%. Most of the underperformance was due to our low exposure to Japan and the technology sector. However, for the last three months of 1999, the fund outperformed our benchmark despite our continuing low exposure to both the technology sector and to Japan.

Although the portfolio benefited significantly from strong performances in Hong Kong, South Korea and Singapore, the underweight position in Japan hurt results. While the Nikkei posted a 54.5% return, sector performances differed widely. Almost all sectors underperformed the local market indexes; however, the parabolic rise in the richly priced communications and securities sectors more than made up for this. As value investors, we did not find these two sectors attractive at either the beginning or the end of the period.

A number of the portfolio's European companies performed well, yet investor preferences for larger, technology-related companies held back overall results. In addition, certain companies fell into the "value trap," whereby they were recognized as inexpensive, but were simply too small for investors to take a meaningful position. We are optimistic about prospects for 2000, and note that the growing pace of merger and acquisition (M&A) activity should help to improve the stock performances in some of these undervalued businesses.

Within the portfolio, a number of stocks performed particularly well. These included trading company Li & Fung Ltd. and retailer Giordano International Ltd. in Hong Kong, Indian cement manufacturer Gujarat Ambuja Cements Ltd., telecommunications services provider Telemig Celular Participacoes SA and steel producer Confab Industrial SA in Brazil, French retailer SA de Galeries Lafayette, Swedish furniture manufacturer Granges AB, and Swedish research and consulting firm Sifo Group AB.

However, during the period we took the opportunity to trim positions in some of these stocks where we felt stock prices fully reflected business prospects.

Given the rise in the world's markets throughout the period, we were particularly selective in buying shares during the fourth quarter of 1999. However, we did find some values we believed were compelling. We increased our positions in a few classic value stocks, such as Orient Overseas International Ltd. of Hong Kong. In Europe, we added to our small weighting in Sifo Group.

In the coming year, we will continue to focus on company fundamentals as the basis for stock selection. We will concentrate our search on small companies we believe are able to avert the threat of pricing pressure as we focus on value-added rather than commodity-product companies. Furthermore, we believe that based on the divergence in valuations between the small- and large-cap sectors, small-cap stocks worldwide have tremendous upside potential.

Regionally, we believe Europe will continue to have immense possibilities. In Japan, we plan to focus on newer, entrepreneurial companies, although we continue to remain cautious about the country's overall economic fundamentals. In India, recent elections appear to signal the end of a period of unstable government and usher in possibilities for meaningful economic reform. Similarly in China, we believe the agreement with the U.S. concerning entry into the World Trade Organization during the fourth quarter will likely provide interesting investment opportunities as foreign direct investment returns to Asia's largest nation.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Templeton International Smaller Companies Fund - Class 1
$10,000 Investment (5/1/96 - 12/31/99)

                           Templeton               Salomon
                         International             Global
                        Smaller Companies       ex-U.S. less than
                           Fund -  Class 1       $1 Billion Index
              -----------------------------------------------
  05/01/1996                   $10,000              $10,000
  05/31/1996                   $10,150               $9,929
  06/30/1996                   $10,330               $9,908
  07/31/1996                   $10,210               $9,465
  08/31/1996                   $10,330               $9,637
  09/30/1996                   $10,410               $9,694
  10/31/1996                   $10,690               $9,704
  11/30/1996                   $10,890               $9,890
  12/31/1996                   $11,250               $9,721
  01/31/1997                   $11,330               $9,791
  02/28/1997                   $11,450              $10,022
  03/31/1997                   $11,490               $9,803
  04/30/1997                   $11,440               $9,611
  05/31/1997                   $11,670              $10,127
  06/30/1997                   $11,936              $10,341
  07/31/1997                   $12,026              $10,188
  08/31/1997                   $12,117               $9,652
  09/30/1997                   $12,569               $9,672
  10/31/1997                   $11,574               $9,092
  11/30/1997                   $11,232               $8,426
  12/31/1997                   $11,081               $8,170
  01/31/1998                   $10,689               $8,345
  02/28/1998                   $11,684               $9,047
  03/31/1998                   $12,227               $9,364
  04/30/1998                   $12,328               $9,396
  05/31/1998                   $12,066               $9,206
  06/30/1998                   $11,327               $8,739
  07/31/1998                   $11,105               $8,552
  08/31/1998                    $9,362               $7,292
  09/30/1998                    $9,066               $7,290
  10/31/1998                    $9,404               $7,796
  11/30/1998                    $9,805               $8,127
  12/31/1998                    $9,721               $8,273
  01/31/1999                    $9,467               $8,144
  02/28/1999                    $9,425               $8,026
  03/31/1999                    $9,827               $8,643
  04/30/1999                   $10,820               $9,494
  05/31/1999                   $10,756               $9,343
  06/30/1999                   $11,380               $9,988
  07/31/1999                   $11,565              $10,202
  08/31/1999                   $11,729              $10,373
  09/30/1999                   $11,359              $10,212
  10/31/1999                   $11,272              $10,105
  11/30/1999                   $11,424              $10,306
  12/31/1999                   $12,040              $10,779

TEMPLETON PACIFIC GROWTH FUND

The Asian economies' broad-based recovery fueled a strong rebound in those equity markets during 1999. Although deflation underscored the fragility of the upturn in the third quarter, economic and equity market performance ended the year on a resoundingly positive note. Your portfolio benefited from this recovery, as its largest

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Salomon Smith Barney.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +23.90%

3-Year                                                                    +2.30%

Since Inception (5/1/96)                                                  +5.20%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP 10 HOLDINGS
Templeton Pacific Growth Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COMPANY                                                     NET ASSETS
--------------------------------------------------------------------------------
Singapore Airlines Ltd.                                                  5.1%
Transportation, Singapore

DBS Group Holdings Ltd.                                                  5.0%
Banking, Singapore

South China Morning Post Ltd.                                            4.3%
Broadcasting & Publishing,
Hong Kong

Commerce-Asset Holding Bhd.                                              4.2%
Financial Services, Malaysia

City Developments Ltd.                                                   3.9%
Real Estate, Singapore

Overseas Union Bank Ltd.                                                 3.6%
Banking, Singapore

Cheung Kong Holdings Ltd.                                                3.5%
Multi-Industry, Hong Kong

Philippine National Bank                                                 3.5%
Banking, Philippines

Fuji Heavy Industries Ltd.                                               3.4%
Industrial Components, Japan

Carter Holt Harvey Ltd.                                                  3.3%
Forest Products & Paper,
New Zealand

weightings on December 31, 1999, were Hong Kong, Japan and Singapore at 26.2%, 19.8%, and 17.5% respectively.

Japan clearly delivered the most impressive returns for the year under review. Policymakers took action to shore up its deflating and floundering economy, while corporate restructuring announcements signaled to investors that business executives seemed serious about putting their houses in order. In one example of an unprecedented move in Japanese corporate history, Sony Corp. announced its intention to trim its headquarters staff by two-thirds. This combination of government and business initiatives made Japan the fourth-best performing developed market for the past year. Within this environment, we focused on purchasing stock in companies where we perceived there was value. Such companies included Nomura Securities Co. Ltd., Fuji Photo Film Co. Ltd. and Kurita Water Industries Ltd.

Looking ahead, a key question facing investors after such a huge market rally is how much more upward pressure is on the yen. As of the end of the reporting period, the Japanese economy exhibited positive momentum, while the Bank of Japan had not yet capitulated to pressure for an interest-rate reduction. Consequently, the yen strengthened further. Although we do not know what the Bank of Japan will ultimately do, we are confident that corporate Japan will likely continue restructuring and that ongoing fiscal stimulus should help the Japanese economy remain firm.

Along with Japan, Hong Kong experienced improving economic fundamentals in 1999. Declining interest rates, firming real estate prices and falling business inventories underpinned this revitalization. In an environment of mounting consumer confidence and falling unemployment, consumption and exports primarily contributed to Hong Kong's economic recovery. Although Hong Kong's corporate sector has passed the peak of the restructuring process, in our opinion, China's is just developing. China is now in a position to exert considerable influence on Hong Kong's economy. As of the end of the reporting period, signs pointed to a possible 10% Chinese currency devaluation in the near future. As the surrounding region stabilizes, the central government's incentive to maintain its currency, the renminbi, at recent levels should recede. Although we do not believe devaluation would destroy regional economic recovery, we would expect a corresponding pullback in Chinese and Hong Kong equity shares. Seeking to take advantage of the Hong Kong market's recent strength, we sold our position in Cathay Pacific Airways Ltd., and took some profits in Cheung Kong Holdings Ltd. and Cable and Wireless HKT Ltd. (Hong Kong Telecommunications Ltd.).

Among our smaller holdings, we saw opportunity in the political turmoil between Pakistan and India. We purchased an Indian natural gas transmission company, Gas Authority of India Ltd., and initiated a position in an Indian cement producer, Gujarat Ambuja Cements Ltd. The latter position performed extremely well, due to the Indian market's sharp recovery.

Going forward, we expect greater volatility across all Asian markets, as investors delve deeper into the details of those countries' restructurings to establish their long-term outlook for various securities. Japan provides one example of a country where restructuring continues, yet many policymakers remain unsure about future monetary and fiscal policies. For Asia as a whole, we believe that some restructuring has been cosmetic and that not all changes have cut to the region's core problems, such as underutilization of capital assets and labor. Therefore, we expect a mixed picture with regard to regional equity performance in the future.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Templeton Pacific Growth Fund - Class 1
$10,000 Investment (1/27/92 - 12/31/99)


                        Templeton Pacific        MSCI Pacific
                          Growth Fund -            Index
                           Class 1
                         -----------------------------------------
       01/27/1992              $10,000             $10,000
       01/31/1992              $10,000              $9,949
       02/29/1992              $10,000              $9,253
       03/31/1992              $10,000              $8,375
       04/30/1992              $10,010              $7,993
       05/31/1992              $10,210              $8,618
       06/30/1992              $10,450              $7,942
       07/31/1992               $9,900              $7,834
       08/31/1992               $9,570              $8,908
       09/30/1992               $9,790              $8,706
       10/31/1992              $10,230              $8,401
       11/30/1992              $10,110              $8,561
       12/31/1992               $9,880              $8,465
       01/31/1993               $9,980              $8,450
       02/28/1993              $10,330              $8,862
       03/31/1993              $10,270              $9,935
       04/30/1993              $10,920             $11,519
       05/31/1993              $11,290             $11,856
       06/30/1993              $11,100             $11,664
       07/31/1993              $11,230             $12,355
       08/31/1993              $11,770             $12,723
       09/30/1993              $11,840             $12,249
       10/31/1993              $13,110             $12,522
       11/30/1993              $12,970             $10,757
       12/31/1993              $14,610             $11,509
       01/31/1994              $14,720             $12,843
       02/28/1994              $14,300             $13,177
       03/31/1994              $13,330             $12,451
       04/30/1994              $13,520             $12,991
       05/31/1994              $14,080             $13,302
       06/30/1994              $13,704             $13,739
       07/31/1994              $13,956             $13,446
       08/31/1994              $14,549             $13,682
       09/30/1994              $14,006             $13,342
       10/31/1994              $14,097             $13,681
       11/30/1994              $13,191             $12,920
       12/31/1994              $13,322             $13,009
       01/31/1995              $12,356             $12,189
       02/28/1995              $12,869             $11,889
       03/31/1995              $13,191             $12,804
       04/30/1995              $13,372             $13,351
       05/31/1995              $13,895             $12,820
       06/30/1995              $13,639             $12,279
       07/31/1995              $14,166             $13,166
       08/31/1995              $14,001             $12,672
       09/30/1995              $14,259             $12,792
       10/31/1995              $13,691             $12,172
       11/30/1995              $13,763             $12,772
       12/31/1995              $14,384             $13,398
       01/31/1996              $15,552             $13,423
       02/29/1996              $15,500             $13,273
       03/31/1996              $15,531             $13,683
       04/30/1996              $16,224             $14,381
       05/31/1996              $16,276             $13,759
       06/30/1996              $16,132             $13,764
       07/31/1996              $15,255             $13,134
       08/31/1996              $15,634             $12,790
       09/30/1996              $15,862             $13,210
       10/31/1996              $15,353             $12,599
       11/30/1996              $16,176             $12,943
       12/31/1996              $15,981             $12,272
       01/31/1997              $15,732             $11,241
       02/28/1997              $15,797             $11,477
       03/31/1997              $15,201             $11,059
       04/30/1997              $15,299             $11,291
       05/31/1997              $16,165             $12,397
       06/30/1997              $16,457             $13,167
       07/31/1997              $16,733             $12,854
       08/31/1997              $14,030             $11,581
       09/30/1997              $14,350             $11,538
       10/31/1997              $11,714             $10,139
       11/30/1997              $10,688              $9,582
       12/31/1997              $10,236              $9,163
       01/31/1998               $9,387              $9,661
       02/28/1998              $10,688             $10,009
       03/31/1998              $10,390              $9,459
       04/30/1998               $9,673              $9,273
       05/31/1998               $8,339              $8,645
       06/30/1998               $7,530              $8,630
       07/31/1998               $7,293              $8,481
       08/31/1998               $6,062              $7,480
       09/30/1998               $6,630              $7,457
       10/31/1998               $8,288              $8,749
       11/30/1998               $8,880              $9,153
       12/31/1998               $8,892              $9,409
       01/31/1999               $8,560              $9,479
       02/28/1999               $8,300              $9,295
       03/31/1999               $8,986             $10,469
       04/30/1999              $10,987             $11,170
       05/31/1999              $10,573             $10,506
       06/30/1999              $11,449             $11,474
       07/31/1999              $11,555             $12,350
       08/31/1999              $11,496             $12,226
       09/30/1999              $11,058             $12,792
       10/31/1999              $11,437             $13,289
       11/30/1999              $11,662             $13,950
       12/31/1999              $12,187             $14,863

PORTFOLIOS SEEKING GROWTH AND INCOME
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
(formerly, Global Utilities Securities Fund)

Global communications stocks performed very well for the 12-month period ended December 31, 1999, principally due to the continued rise in telecommunications stock prices. Growing demand for data, Internet, wireless and long-distance services caused revenue and earnings estimates to increase rapidly during the past year. Data traffic expanded as a proportion of total telecommunications traffic as Internet usage weaves its way deeper into our everyday lives. The robust demand for wireless phone service that has existed in Europe for the past several years is starting to be replicated in other parts of the world. At the end of the period, the U.S. had more than 75 million wireless telecom subscribers, representing close to 30% of the population. Some of the portfolio's largest telecommunications holdings appreciated significantly over the period with Sprint Corp. PCS Group (+343%), Vodafone AirTouch PLC, ADR (+53%), Nextel Communications Inc., A (+337%) and VoiceStream Wireless Corp. (+421%) among the top performers.

Telecommunications stocks grew as a percentage of the portfolio's total net assets as a result of their relatively strong performance. On December 31, 1999, such stocks represented 72% of total net assets, compared with 25.1% at the beginning of the


PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +37.02%

5-Year                                                                    -1.77%

Since Inception (1/27/92)                                                 +2.53%

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Franklin Global Communications Securities Fund
Based on Total Net Assets
12/31/99

North America                                                              57.6%
Europe                                                                     20.3%
Asia                                                                        6.7%
Short-Term Investments & Other Net Assets                                  15.4%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP 10 HOLDINGS
Franklin Global Communications Securities Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Global Crossing Ltd.                                                     4.1%
Other Telecommunications,
Bermuda

Vodafone AirTouch PLC                                                    3.0%
Cellular Telephone, U.K.

AT&T Corp.                                                               2.9%
Major U.S. Telecommunications, U.S.

Global TeleSystems Group Inc.                                            2.8%
Other Telecommunications, U.S.

MCI Worldcom Inc.                                                        2.7%
Major U.S. Telecommunications, U.S.

VoiceStream Wireless Corp.                                               2.7%
Cellular Telephone, U.S.

Equant NV, N.Y. shares                                                   2.6%
EDP Service, Netherlands

Sprint Corp. (PCS Group)                                                 2.6%
Cellular Telephone, U.S.

Telecom Italia SpA                                                       2.5%
Other Telecommunications,
Italy

GTE Corp.                                                                2.3%
Major U.S. Telecommunications, U.S.

period. The percentage of these holdings should continue to increase over the next year in accordance with the portfolio's name and investment strategy change on November 15, 1999.

Electric and gas utility stocks turned in mixed performances over the period with electric stocks falling around 19% and gas utilities remaining more or less flat since the beginning of the year. We trimmed our holdings in such stocks as a result of their relatively poor performance when individual equity valuations warranted. At the end of the period, electric utilities made up 9.0% of the portfolio's total net assets and gas utility stocks were 2.0% of total net assets. We expect that the percentage of the portfolio invested in these industries will continue to decline.

Over the period, the U.S., Europe and Asia experienced solid performances with Latin America producing mixed results. The portfolio's largest weightings at the end of the period were the U.S. at 54.8%, Europe at 20.3%, while Asia comprised 6.7% and Latin America represented 0% of total net assets compared with 73.9%, 17.9%, 2.0% and 2.2%, respectively, one year earlier.

U.S.

In the U.S., telecommunications stocks were strong performers during the past 12 months apparently driven by increasing traffic volumes, continued deregulation and strong growth in wireless services. One of the larger portfolio holdings, Sprint Corp (PCS Group), is a good example of the type of company we look for when making investments. We believe the company is uniquely positioned to take advantage of wireless communications growth due to its state-of-the-art digital network, well-known brand name and strong balance sheet.

The past 12 months have been challenging for electric and gas utility investors. Strong U.S.-economic growth caused investors to seek opportunities in other, more economically sensitive, industries. However, many of these companies continued to restructure their organizations, streamlining their financial and operational structures to prepare for an increase in competition that should result from deregulation, which should create substantial shareholder value over the coming years.

EUROPE

European telecommunication companies were solid performers over the past year. Both incumbent providers and new entrants moved quickly to improve Europe's underdeveloped telecommunications infrastructure. However, many regions still have a significant amount of pent-up demand for basic phone service. Telecom Italia SpA, a portfolio holding, is an example of a former monopoly provider that is streamlining its existing operations and achieving success in new areas such as wireless communications. The portfolio also has investments in emerging companies that are capitalizing on the growing need for bandwidth, such as Equant NV. European communications is one of the global utilities sector's fastest growing areas and we remain very optimistic about this area's opportunities over the next several years.

ASIA

Asian economies and stock markets underwent significant volatility during the past year as the region attempted to recover from the financial crisis that began in late 1997. The widespread negative investor sentiment that seemed to envelop Asian stocks allowed us to find a few companies whose equities we felt were undervalued. One example was Nippon Telegraph & Telephone Corp. (NTT) of Japan, the world's largest telephone company in terms of sales, which is poised to benefit from the Japanese telecommunications industry deregulation. NTT could make significant gains in efficiency as competition arrives and the company is forced to match the new marketplace standards.

We believe the worst of the Asian crisis has passed and that the region will begin to deliver improved returns to equity investors. We will continue to follow our contrarian approach of investing in undervalued Asian companies that we feel have upside commensurate with their risks and strong management teams capable of navigating these difficult times.

LATIN AMERICA

For most of the past year, Latin America's financial markets were prone to significant volatility, repeatedly whipsawed by the latest economic news from Asia and Eastern Europe. We remain optimistic toward Latin America's long-term prospects, but are cautiously investing new funds only in stocks whose valuations we believe provide ample upside potential to compensate for the risks inherent to the region.

LOOKING AHEAD

We are very optimistic about the potential of global telecommunications and utility stocks to deliver strong shareholder returns over the long term. Global utility companies are selling services into a rapidly expanding segment of the economy in both developed and emerging nations. New Internet applications must be accompanied by improvements in telecom infrastructure that will allow the content to reach the end users. Wireless telecommunications growth should continue to drive the need for network construction, new handsets and additional functionality. Utilities servicing the developing world also have an enormous opportunity to provide more basic necessities such as electricity, clean water and basic phone service. These countries' ongoing economic development depends on such rudimentary utility services, which should present global utility investors with excellent investment opportunities for many years into the future.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +39.42%

5-Year                                                                   +22.55%

10-Year                                                                  +14.05%

Since Inception (1/24/89)                                                +14.80%

NAME & OBJECTIVE CHANGE

Franklin Global Utilities Fund officially changed its name and investment strategy to Franklin Global Communications Securities Fund on November 15, 1999. As was communicated to investors earlier in the year, the change was a result of a shift in the global markets as well as management's belief that communications stocks offered superior growth prospects and reasonable valuations relative to other sectors with comparable growth rates.

Investors should consider carefully the substantial risks involved in a portfolio that concentrates in a single industry sector rather than diversifying across many different sectors.


[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Global Communications Securities Fund - Class 1
$10,000 Investments (1/1/90 - 12/31/99)


                                  Global
                              Communications                    S&P 500                       FT S&P                          CPI
                             Securities Fund                                             Actuaries World
                               - Class 1                                                  Utilities Index
               --------------------------------------------------------------------------------------------------------------------
01/01/1990                       $10,000                        $10,000                        $10,000                      $10,000
01/31/1990       -3.79%           $9,621          -6.71%         $9,329       -7.60%            $9,240       1.03%          $10,103
02/28/1990        0.60%           $9,679           1.29%         $9,449       -2.82%            $8,979       0.47%          $10,150
03/31/1990       -0.70%           $9,611           2.65%         $9,700       -4.78%            $8,550       0.55%          $10,206
04/30/1990       -4.41%           $9,187          -2.49%         $9,458       -2.51%            $8,336       0.16%          $10,223
05/31/1990        4.07%           $9,561           9.75%        $10,380        9.98%            $9,167       0.23%          $10,246
06/30/1990        0.61%           $9,619          -0.67%        $10,311       -2.87%            $8,904       0.54%          $10,301
07/31/1990        1.38%           $9,752          -0.32%        $10,278       -0.57%            $8,854       0.38%          $10,341
08/31/1990       -6.22%           $9,146          -9.04%         $9,349       -7.81%            $8,162       0.92%          $10,436
09/30/1990        0.09%           $9,154          -4.87%         $8,893       -4.93%            $7,760       0.84%          $10,523
10/31/1990        7.08%           $9,802          -0.43%         $8,855       11.70%            $8,668       0.60%          $10,587
11/30/1990        2.46%          $10,043           6.46%         $9,427       -0.07%            $8,662       0.22%          $10,610
12/31/1990        1.41%          $10,184           2.79%         $9,690        2.07%            $8,841       0.00%          $10,610
01/31/1991       -1.06%          $10,076           4.36%        $10,113        1.94%            $9,012       0.60%          $10,674
02/28/1991        3.63%          $10,441           7.15%        $10,836        4.71%            $9,437       0.15%          $10,690
03/31/1991        1.67%          $10,616           2.42%        $11,098       -2.08%            $9,241       0.15%          $10,706
04/30/1991        0.78%          $10,699           0.24%        $11,125        0.88%            $9,322       0.15%          $10,722
05/31/1991       -0.16%          $10,682           4.31%        $11,604        0.83%            $9,399       0.30%          $10,754
06/30/1991       -0.75%          $10,602          -4.58%        $11,073       -4.21%            $9,004       0.29%          $10,785
07/31/1991        3.95%          $11,021           4.66%        $11,589        5.57%            $9,505       0.15%          $10,801
08/31/1991        2.71%          $11,319           2.37%        $11,863        1.71%            $9,668       0.29%          $10,832
09/30/1991        3.47%          $11,712          -1.67%        $11,665        3.44%           $10,000       0.44%          $10,880
10/31/1991        1.46%          $11,883           1.34%        $11,822        1.40%           $10,140       0.15%          $10,896
11/30/1991        1.94%          $12,113          -4.03%        $11,345       -1.60%            $9,978       0.29%          $10,928
12/31/1991        3.88%          $12,583          11.44%        $12,643        7.02%           $10,678       0.07%          $10,936
01/31/1992       -3.39%          $12,156          -1.86%        $12,408       -4.29%           $10,220       0.15%          $10,952
02/29/1992       -0.21%          $12,130           1.29%        $12,568       -1.24%           $10,094       0.36%          $10,992
03/31/1992       -0.63%          $12,054          -1.95%        $12,323       -3.20%            $9,771       0.51%          $11,048
04/30/1992        2.97%          $12,412           2.94%        $12,685        3.38%           $10,101       0.14%          $11,063
05/31/1992        1.93%          $12,651           0.49%        $12,747        2.45%           $10,348       0.14%          $11,079
06/30/1992        1.20%          $12,803          -1.49%        $12,557       -1.18%           $10,226       0.36%          $11,118
07/31/1992        5.38%          $13,491           4.09%        $13,071        3.85%           $10,620       0.21%          $11,142
08/31/1992       -0.39%          $13,439          -2.05%        $12,803        2.45%           $10,880       0.28%          $11,173
09/30/1992        0.45%          $13,500           1.17%        $12,953       -1.82%           $10,682       0.28%          $11,204
10/31/1992       -0.65%          $13,413           0.34%        $12,997       -2.07%           $10,461       0.35%          $11,243
11/30/1992        0.13%          $13,430           3.40%        $13,439        2.05%           $10,675       0.14%          $11,259
12/31/1992        2.66%          $13,788           1.23%        $13,604        2.55%           $10,948      -0.07%          $11,251
01/31/1993        1.58%          $14,005           0.84%        $13,718        1.35%           $11,095       0.49%          $11,306
02/28/1993        5.41%          $14,764           1.36%        $13,905        5.05%           $11,656       0.35%          $11,346
03/31/1993        0.89%          $14,894           2.11%        $14,198        5.76%           $12,327       0.35%          $11,386
04/30/1993        0.06%          $14,903          -2.42%        $13,855        1.93%           $12,565       0.28%          $11,418
05/31/1993       -0.41%          $14,842           2.67%        $14,225        1.74%           $12,784       0.14%          $11,434
06/30/1993        2.44%          $15,205           0.29%        $14,266        1.94%           $13,032       0.14%          $11,450
07/31/1993        1.99%          $15,507          -0.40%        $14,209        2.45%           $13,351       0.00%          $11,450
08/31/1993        2.75%          $15,934           3.79%        $14,747        4.25%           $13,918       0.28%          $11,482
09/30/1993       -0.50%          $15,854          -0.77%        $14,634       -1.53%           $13,705       0.21%          $11,506
10/31/1993       -0.62%          $15,756           2.07%        $14,937        1.78%           $13,949       0.41%          $11,553
11/30/1993       -4.74%          $15,009          -0.95%        $14,795       -5.21%           $13,223       0.07%          $11,561
12/31/1993        1.54%          $15,240           1.21%        $14,974        3.13%           $13,636       0.00%          $11,561
01/31/1994       -2.04%          $14,929           3.40%        $15,483        3.45%           $14,107       0.27%          $11,592
02/28/1994       -5.06%          $14,173          -2.71%        $15,063       -4.16%           $13,520       0.34%          $11,632
03/31/1994       -3.51%          $13,675          -4.36%        $14,407       -3.88%           $12,995       0.34%          $11,671
04/30/1994        2.34%          $13,996           1.28%        $14,591        1.81%           $13,231       0.14%          $11,688
05/31/1994       -5.21%          $13,266           1.64%        $14,830       -1.63%           $13,015       0.07%          $11,696
06/30/1994       -3.85%          $12,756          -2.45%        $14,467       -2.24%           $12,723       0.34%          $11,736
07/31/1994        5.13%          $13,410           3.28%        $14,941        2.62%           $13,057       0.27%          $11,767
08/31/1994        0.98%          $13,541           4.10%        $15,554        2.22%           $13,347       0.40%          $11,814
09/30/1994       -2.48%          $13,205          -2.44%        $15,174       -2.77%           $12,977       0.27%          $11,846
10/31/1994        1.93%          $13,460           2.25%        $15,516        1.46%           $13,166       0.07%          $11,854
11/30/1994        0.56%          $13,534          -3.64%        $14,951       -4.07%           $12,631       0.13%          $11,870
12/31/1994       -0.41%          $13,478           1.48%        $15,172       -0.71%           $12,541       0.00%          $11,870
01/31/1995        5.83%          $14,263           2.59%        $15,565        0.81%           $12,642       0.40%          $11,917
02/28/1995        0.39%          $14,320           3.90%        $16,172        0.14%           $12,660       0.40%          $11,965
03/31/1995       -1.44%          $14,114           2.95%        $16,650        2.81%           $13,016       0.33%          $12,005
04/30/1995        2.12%          $14,413           2.94%        $17,139        3.52%           $13,474       0.33%          $12,044
05/31/1995        5.51%          $15,208           4.00%        $17,825        1.35%           $13,656       0.20%          $12,068
06/30/1995       -0.10%          $15,192           2.32%        $18,238        0.56%           $13,732       0.20%          $12,092
07/31/1995        0.20%          $15,222           3.32%        $18,844        2.87%           $14,127       0.00%          $12,092
08/31/1995        0.97%          $15,370           0.25%        $18,891       -0.32%           $14,081       0.26%          $12,124
09/30/1995        5.66%          $16,240           4.22%        $19,688        4.80%           $14,757       0.20%          $12,148
10/31/1995        2.25%          $16,606          -0.36%        $19,617       -0.93%           $14,620       0.33%          $12,188
11/30/1995        1.67%          $16,883           4.39%        $20,478        1.29%           $14,809      -0.07%          $12,180
12/31/1995        4.86%          $17,704           1.93%        $20,873        3.38%           $15,309      -0.07%          $12,171
01/31/1996        1.79%          $18,021           3.40%        $21,583        1.40%           $15,524       0.59%          $12,243
02/29/1996       -1.81%          $17,694           0.93%        $21,784       -1.09%           $15,354       0.32%          $12,282
03/31/1996       -0.06%          $17,684           0.96%        $21,993       -0.94%           $15,210       0.52%          $12,346
04/30/1996       -2.07%          $17,319           1.47%        $22,316        2.68%           $15,618       0.39%          $12,394
05/31/1996        2.23%          $17,704           2.58%        $22,892       -0.86%           $15,483       0.19%          $12,418
06/30/1996        4.42%          $18,487           0.38%        $22,979        1.29%           $15,683       0.06%          $12,425
07/31/1996       -5.25%          $17,517          -4.42%        $21,963       -4.87%           $14,919       0.19%          $12,449
08/31/1996        2.14%          $17,893           2.11%        $22,427        0.05%           $14,927       0.19%          $12,472
09/30/1996        0.58%          $17,997           5.63%        $23,689        1.28%           $15,118       0.32%          $12,512
10/31/1996        3.24%          $18,581           2.76%        $24,343        2.42%           $15,484       0.32%          $12,552
11/30/1996        1.80%          $18,915           7.56%        $26,184        4.89%           $16,241       0.19%          $12,576
12/31/1996        0.22%          $18,956          -1.98%        $25,665        2.22%           $16,601       0.00%          $12,576
01/31/1997        2.15%          $19,363           6.25%        $27,269        0.79%           $16,732       0.32%          $12,616
02/28/1997       -0.11%          $19,342           0.78%        $27,482        0.55%           $16,825       0.31%          $12,655
03/31/1997       -3.29%          $18,706          -4.11%        $26,352       -2.83%           $16,348       0.25%          $12,687
04/30/1997       -0.95%          $18,529           5.97%        $27,926        1.46%           $16,587       0.12%          $12,702
05/31/1997        6.36%          $19,707           6.09%        $29,626        6.61%           $17,683      -0.06%          $12,695
06/30/1997        3.28%          $20,354           4.48%        $30,954        4.62%           $18,500       0.12%          $12,710
07/31/1997        2.38%          $20,838           7.96%        $33,417        1.41%           $18,761       0.12%          $12,725
08/31/1997       -3.40%          $20,129          -5.60%        $31,546       -4.86%           $17,850       0.19%          $12,749
09/30/1997        5.23%          $21,181           5.48%        $33,275        6.72%           $19,049       0.25%          $12,781
10/31/1997       -1.67%          $20,826          -3.34%        $32,163       -1.45%           $18,773       0.25%          $12,813
11/30/1997        6.64%          $22,209           4.63%        $33,653        7.00%           $20,087      -0.06%          $12,806
12/31/1997        8.20%          $24,030           1.72%        $34,231        4.16%           $20,922      -0.12%          $12,790
01/31/1998       -3.05%          $23,297           1.11%        $34,611        3.27%           $21,607       0.19%          $12,814
02/28/1998        4.36%          $24,313           7.21%        $37,107        2.58%           $22,164       0.19%          $12,839
03/31/1998        7.58%          $26,157           5.12%        $39,007        8.96%           $24,150       0.19%          $12,863
04/30/1998       -3.21%          $25,318           1.01%        $39,401       -2.18%           $23,624       0.18%          $12,886
05/31/1998       -2.43%          $24,703          -1.72%        $38,723       -1.16%           $23,350       0.18%          $12,910
06/30/1998        3.61%          $25,594           4.06%        $40,295        3.25%           $24,108       0.12%          $12,925
07/31/1998       -2.91%          $24,849          -1.07%        $39,864        3.12%           $24,861       0.12%          $12,941
08/31/1998       -6.73%          $23,176         -14.46%        $34,100       -7.88%           $22,902       0.12%          $12,956
09/30/1998        5.41%          $24,431           6.41%        $36,285        5.24%           $24,102       0.12%          $12,972
10/31/1998        1.93%          $24,901           8.13%        $39,236        5.88%           $25,519       0.24%          $13,003
11/30/1998        2.36%          $25,489           6.06%        $41,613        3.84%           $26,499       0.00%          $13,003
12/31/1998        4.82%          $26,718           5.76%        $44,010        7.91%           $28,595      -0.06%          $12,995
01/31/1999       -1.52%          $26,312           4.18%        $45,850        3.86%           $29,698       0.24%          $13,026
02/28/1999       -4.12%          $25,228          -3.11%        $44,424       -2.33%           $29,006       0.12%          $13,042
03/31/1999        1.45%          $25,594           4.00%        $46,201       -1.03%           $28,708       0.30%          $13,081
04/30/1999        7.30%          $27,462           3.87%        $47,989        4.11%           $29,888       0.73%          $13,176
05/31/1999        1.81%          $27,959          -2.36%        $46,856        0.54%           $30,049       0.00%          $13,176
06/30/1999        4.21%          $29,136           5.55%        $49,457        3.81%           $31,194       0.00%          $13,176
07/31/1999       -0.59%          $28,964          -3.12%        $47,914       -0.22%           $31,125       0.30%          $13,216
08/31/1999       -2.43%          $28,261          -0.50%        $47,674       -4.04%           $29,868       0.24%          $13,248
09/30/1999        0.32%          $28,351          -2.74%        $46,368        2.28%           $30,549       0.48%          $13,311
10/31/1999        8.51%          $30,764           6.33%        $49,303        7.04%           $32,699       0.18%          $13,335
11/30/1999        6.97%          $32,908           2.03%        $50,304        7.57%           $35,175       0.06%          $13,343
12/31/1999       13.21%          $37,249           5.89%        $53,267        7.52%           $37,820       0.00%          $13,343

FRANKLIN GROWTH AND INCOME FUND

The year under review perhaps could be best described as a tale of two stock markets. To borrow from the author Charles Dickens, "It was the best of times; it was the worst of times." Namely, the major U.S. stock market indexes recorded double-digit percentage gains for an unprecedented five consecutive years, yet the average stock in the market has been in a decline since April 1998, or for some 20 months. During that time, the Value Line geometric composite of 1,625 stocks, a widely used proxy for the average stock, fell 13.9%. Also, more stocks in the S&P 500 Index fell than advanced in 1999 as its median return was -0.4% for the year.

The "new-economy technology stocks," many of which are not profitable and do not pay dividends, performed extremely well in the past year, whereas the balance of the stock market, especially high dividend-paying stocks, yielded mixed results. For example, according to our research, the top 25% of stocks in the S&P 500 as measured by dividend yield, declined an average 3.5%, while the 25% lowest-yielding stocks

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

gained an average 41.5% in 1999. Franklin Growth and Income Fund, which invests in above-average yielding stocks, reflected these market trends.

Thus, while most major market indexes registered positive results, in our view a stealth bear market ensued for most stocks in 1999. Influencing the financial markets, in our opinion, were several sequential factors. Unlike in 1998, the economies in the U.S. and abroad experienced faster-than-expected growth. The Federal Reserve Board responded by reversing the previous year's actions with three separate interest-rate hikes, causing rates to rise worldwide. These higher interest rates put pressure on stock market valuations, which had been at the upper end of historical norms.

The portfolio seeks to invest in stocks that offer current income and sell at attractive valuations. We look for stocks selling at bargain prices according to measurements such as relative dividend yields, book value, revenues and normalized earnings. This generally entails investing in stocks of quality companies at what we feel are temporarily depressed prices. At the same time, we collect current investment returns, in the form of dividends, which can provide a cushion against possible stock declines. Our investments typically fall into three categories: cyclical stocks, "special situation" stocks, and traditional, high dividend-paying stocks such as utilities and real estate investment trusts (REITs).

Our increased investments in cyclical stocks more than one year ago paid off in 1999, as many of these companies responded to the past year's stronger-than-expected economy. Our mineral and metal holdings DeBeers Consolidated Mines AG and Corus Group PLC both gained over 100% during the period. Forest product company Weyerhaeuser Co. and chemical producers Dow Chemical Co., E.I. duPont de Nemours and Co. and Imperial Chemical Industries PLC also performed well. Energy stocks, which represented 8.1% of the portfolio's total net assets at year-end, also experienced generally favorable results in 1999. We added to existing positions and initiated an investment in Royal Dutch Petroleum Co., one of the world's largest oil companies, during weakness early in the year. We subsequently took profits in the company and other holdings as prices rose sharply during the period's final quarter.

We also became more active in our "special situation" investments in 1999. We determined that our traditional dividend-yield requirements were too restrictive for sectors that offer above-average growth potential, such as technology and health care. Thus, we took advantage of some weakness and modified our criteria to allow for greater participation in these exciting areas. New technology positions included Motorola Inc., Raytheon Co., Hewlett-Packard Co., Automatic Data Processing Inc. and International Business Machines Corp. In our opinion, each of these investments offered excellent long-term value, current income and attractive long-term growth prospects. New health care investments included Baxter International Inc., Abbott Laboratories

TOP 10 HOLDINGS
Franklin Growth and Income Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
U.S. West Inc.                                                           3.2%
Telecommunications

Bell Atlantic Corp.                                                      3.2%
Telecommunications

GTE Corp.                                                                2.8%
Telecommunications

AT&T Corp.                                                               2.4%
Telecommunications

General Electric Co.                                                     2.1%
Process Industries

St. Paul Cos. Inc.                                                       2.1%
Insurance

Exxon Mobil Corp.                                                        2.0%
Energy Minerals

General Mills Inc.                                                       2.0%
Consumer Non-Durables

Pharmacia & Upjohn Inc.                                                  1.9%
Health Technology

Texaco Inc.                                                              1.8%
Energy Minerals

and American Home Products Corp. Uncertainty over Medicare reform apparently resulted in weak performances for these and many other health care companies during the year. Unfortunately, we expect to see this trend continuing over the near term. However, looking forward over the next few years, we believe that the industry's growth potential remains favorable, and we look to add to our investments as opportunities arise in 2000.

Our investments in the financial sector generally yielded disappointing results in 1999. We responded to rising interest rate trends by reducing our investments in banks and insurance companies during the second half of the year. While many of these stocks recently offered potentially attractive valuations in terms of price to earnings and dividend yields, we will remain underweighted in these investments compared with other sectors until signs of rising interest rate trends abate.

The portfolio's holdings in REITs and high yielding utilities also experienced generally disappointing returns for the period. REITs performed poorly despite mostly favorable fundamentals. We maintained a large position in these investments as their combination of high dividend yields averaging 8% and continued solid cash-flow growth were very attractive in our opinion. We reduced our overall weighting in electric utilities, which represented 4.0% of total net assets on December 31, 1999. However, gas utilities and telephone investments were bright spots for the portfolio in 1999. Two of our gas companies -- MCN Energy Group Inc. and Consolidated Natural Gas Co. -- rose in response to acquisition bids during the year. Likewise, three of our telephone investments -- Ameritech Corp., GTE Corp. and U.S. West Inc. -- were subject to merger activity as well. Telephone stocks represented our biggest investment at 13.3% of the portfolio's total net assets at year-end. We believed that attractive growth prospects, current income and reasonable valuations supported our continued significant investment in this sector.

Looking forward, we anticipate continued high levels of financial market volatility. Although we believe there are many bargains to be found among our high dividend-yielding stocks, general market valuations remain at historically high levels and could continue to be affected by rising interest-rate trends. Our investment discipline attempts to take advantage of such volatility. Growth style investing has outperformed traditional value investing for five consecutive years, a long period by historical standards. While it is impossible to predict when or if this cycle will reverse itself, we believe our strategy and the portfolio's investments are well positioned to benefit if the market returns to a value style of investing.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Growth & Income Fund - Class 1
$10,000 Investment (1/1/90 - 12/31/99)


                    Growth & Income Fund -       S&P 500         Russell 3000       CPI
                           Class 1                               Value Index
                    ---------------------------------------------------------------------
 01/01/1990                $10,000             $10,000             $10,000        $10,000
 01/31/1990                 $9,485              $9,329              $9,371        $10,103
 02/28/1990                 $9,640              $9,449              $9,607        $10,150
 03/31/1990                 $9,873              $9,700              $9,720        $10,206
 04/30/1990                 $9,677              $9,458              $9,342        $10,223
 05/31/1990                $10,519             $10,380             $10,097        $10,246
 06/30/1990                $10,392             $10,311              $9,882        $10,301
 07/31/1990                $10,323             $10,278              $9,777        $10,341
 08/31/1990                 $9,461              $9,349              $8,899        $10,436
 09/30/1990                 $9,079              $8,893              $8,453        $10,523
 10/31/1990                 $8,982              $8,855              $8,315        $10,587
 11/30/1990                 $9,501              $9,427              $8,888        $10,610
 12/31/1990                 $9,765              $9,690              $9,116        $10,610
 01/31/1991                $10,382             $10,113              $9,545        $10,674
 02/28/1991                $10,813             $10,836             $10,199        $10,690
 03/31/1991                $10,833             $11,098             $10,379        $10,706
 04/30/1991                $10,862             $11,125             $10,456        $10,722
 05/31/1991                $11,273             $11,604             $10,851        $10,754
 06/30/1991                $10,547             $11,073             $10,391        $10,785
 07/31/1991                $10,926             $11,589             $10,815        $10,801
 08/31/1991                $11,295             $11,863             $11,020        $10,832
 09/30/1991                $11,215             $11,665             $10,945        $10,880
 10/31/1991                $11,335             $11,822             $11,123        $10,896
 11/30/1991                $10,847             $11,345             $10,560        $10,928
 12/31/1991                $11,714             $12,643             $11,432        $10,936
 01/31/1992                $12,222             $12,408             $11,511        $10,952
 02/29/1992                $12,232             $12,568             $11,812        $10,992
 03/31/1992                $11,784             $12,323             $11,644        $11,048
 04/30/1992                $11,804             $12,685             $12,098        $11,063
 05/31/1992                $11,873             $12,747             $12,177        $11,079
 06/30/1992                $11,606             $12,557             $12,079        $11,118
 07/31/1992                $11,949             $13,071             $12,544        $11,142
 08/31/1992                $11,778             $12,803             $12,172        $11,173
 09/30/1992                $12,070             $12,953             $12,344        $11,204
 10/31/1992                $12,301             $12,997             $12,378        $11,243
 11/30/1992                $12,765             $13,439             $12,812        $11,259
 12/31/1992                $12,886             $13,604             $13,136        $11,251
 01/31/1993                $12,987             $13,718             $13,544        $11,306
 02/28/1993                $12,906             $13,905             $13,985        $11,346
 03/31/1993                $13,269             $14,198             $14,407        $11,386
 04/30/1993                $13,097             $13,855             $14,210        $11,418
 05/31/1993                $13,450             $14,225             $14,509        $11,434
 06/30/1993                $13,291             $14,266             $14,813        $11,450
 07/31/1993                $13,098             $14,209             $14,986        $11,450
 08/31/1993                $13,585             $14,747             $15,532        $11,482
 09/30/1993                $13,504             $14,634             $15,588        $11,506
 10/31/1993                $13,707             $14,937             $15,611        $11,553
 11/30/1993                $13,595             $14,795             $15,282        $11,561
 12/31/1993                $14,215             $14,974             $15,588        $11,561
 01/31/1994                $15,018             $15,483             $16,174        $11,592
 02/28/1994                $14,825             $15,063             $15,669        $11,632
 03/31/1994                $13,941             $14,407             $15,075        $11,671
 04/30/1994                $14,022             $14,591             $15,351        $11,688
 05/31/1994                $14,063             $14,830             $15,509        $11,696
 06/30/1994                $13,609             $14,467             $15,135        $11,736
 07/31/1994                $14,003             $14,941             $15,586        $11,767
 08/31/1994                $14,470             $15,554             $16,051        $11,814
 09/30/1994                $14,044             $15,174             $15,557        $11,846
 10/31/1994                $14,250             $15,516             $15,720        $11,854
 11/30/1994                $13,720             $14,951             $15,085        $11,870
 12/31/1994                $13,928             $15,172             $15,287        $11,870
 01/31/1995                $14,042             $15,565             $15,700        $11,917
 02/28/1995                $14,602             $16,172             $16,317        $11,965
 03/31/1995                $15,018             $16,650             $16,646        $12,005
 04/30/1995                $15,464             $17,139             $17,169        $12,044
 05/31/1995                $15,941             $17,825             $17,857        $12,068
 06/30/1995                $16,039             $18,238             $18,136        $12,092
 07/31/1995                $16,309             $18,844             $18,771        $12,092
 08/31/1995                $16,504             $18,891             $19,065        $12,124
 09/30/1995                $17,216             $19,688             $19,714        $12,148
 10/31/1995                $17,086             $19,617             $19,459        $12,188
 11/30/1995                $17,756             $20,478             $20,425        $12,180
 12/31/1995                $18,500             $20,873             $20,949        $12,171
 01/31/1996                $18,878             $21,583             $21,553        $12,243
 02/29/1996                $18,684             $21,784             $21,732        $12,282
 03/31/1996                $18,878             $21,993             $22,110        $12,346
 04/30/1996                $18,975             $22,316             $22,243        $12,394
 05/31/1996                $19,170             $22,892             $22,547        $12,418
 06/30/1996                $19,525             $22,979             $22,538        $12,425
 07/31/1996                $18,803             $21,963             $21,650        $12,449
 08/31/1996                $19,068             $22,427             $22,302        $12,472
 09/30/1996                $19,573             $23,689             $23,158        $12,512
 10/31/1996                $20,151             $24,343             $23,987        $12,552
 11/30/1996                $21,114             $26,184             $25,681        $12,576
 12/31/1996                $21,126             $25,665             $25,470        $12,576
 01/31/1997                $21,728             $27,269             $26,616        $12,616
 02/28/1997                $22,234             $27,482             $26,994        $12,655
 03/31/1997                $21,752             $26,352             $26,050        $12,687
 04/30/1997                $22,041             $27,926             $27,071        $12,702
 05/31/1997                $23,209             $29,626             $28,646        $12,695
 06/30/1997                $23,879             $30,954             $29,898        $12,710
 07/31/1997                $25,112             $33,417             $32,048        $12,725
 08/31/1997                $24,611             $31,546             $31,064        $12,749
 09/30/1997                $25,986             $33,275             $32,959        $12,781
 10/31/1997                $25,228             $32,163             $32,039        $12,813
 11/30/1997                $26,358             $33,653             $33,350        $12,806
 12/31/1997                $26,988             $34,231             $34,340        $12,790
 01/31/1998                $26,795             $34,611             $33,842        $12,814
 02/28/1998                $27,925             $37,107             $36,096        $12,839
 03/31/1998                $29,441             $39,007             $38,233        $12,863
 04/30/1998                $28,953             $39,401             $38,481        $12,886
 05/31/1998                $28,529             $38,723             $37,835        $12,910
 06/30/1998                $28,446             $40,295             $38,255        $12,925
 07/31/1998                $27,729             $39,864             $37,371        $12,941
 08/31/1998                $25,259             $34,100             $31,784        $12,956
 09/30/1998                $26,795             $36,285             $33,605        $12,972
 10/31/1998                $28,159             $39,236             $36,075        $13,003
 11/30/1998                $29,093             $41,613             $37,699        $13,003
 12/31/1998                $29,236             $44,010             $38,973        $12,995
 01/31/1999                $28,605             $45,850             $39,191        $13,026
 02/28/1999                $28,101             $44,424             $38,474        $13,042
 03/31/1999                $28,433             $46,201             $39,190        $13,081
 04/30/1999                $30,801             $47,989             $42,846        $13,176
 05/31/1999                $31,032             $46,856             $42,499        $13,176
 06/30/1999                $31,535             $49,457             $43,757        $13,176
 07/31/1999                $30,775             $47,914             $42,493        $13,216
 08/31/1999                $29,993             $47,674             $40,920        $13,248
 09/30/1999                $29,247             $46,368             $39,533        $13,311
 10/31/1999                $29,960             $49,303             $41,585        $13,335
 11/30/1999                $29,610             $50,304             $41,294        $13,343
 12/31/1999                $29,559             $53,267             $41,562        $13,343

FRANKLIN INCOME SECURITIES FUND

Aside from temporary weakness in the third quarter, the U.S. stock market continued its relentless climb in 1999, driven in part by healthy economic growth and a benign inflationary environment. Improved stability abroad also helped fuel equity market optimism. However, these very same factors weighed on the U.S. bond market, driving up the 30-year U.S. Treasury bond yield from 5.10% on December 31, 1998, to 6.48% on December 31, 1999. The interest-rate increase negatively affected the portfolio's rate-sensitive sectors such as Treasury bonds and utility stocks.

Corporate bonds increased from 23.7% to 29.2% of the portfolio's total net assets during the period under review, resulting from a combination of solid performance and additional investment. Although this sector's total return was only slightly positive, we believe it performed well given the rise in Treasury bond rates. Several new portfolio purchases focused on the telecommunications sector, which we believe offered strong growth and attractive total return potential. Recent purchases included issues from PSINet Inc., Crown Castle International Corp., Level 3 Communications Inc., Microcell Telecommunications Inc., NEXTLINK Communications Inc., VoiceStream Wireless Corp., and Williams Communications Group Inc. In addition to telecommunications, we also initiated positions in the cable television sector, with new issues from Cablevision SA, Charter Communications Holdings LLC, and United Pan-Europe Communications NV.

The portfolio's foreign bonds bounced back during the year, as several developing countries made progress on economic and political reforms. For example, we believe the South Korean government's success with economic reforms allowed the country's growth to exceed expectations. We also feel the Brazilian government made great strides toward restoring economic growth, while Russia's recently elected parliament will likely be more supportive of the president than its predecessor, hopefully paving


We are replacing the S&P 500 Index with the Russell 3000 Value Index because this index more closely matches our investment characteristics then the S&P 500, in terms of dividend yield, industry representation and market capitalization. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    +1.10%

5-Year                                                                   +16.24%

10-Year                                                                  +11.45%

Since Inception (1/24/89)                                                +10.71%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP FIVE STOCK HOLDINGS
Franklin Income Securities Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Philip Morris Cos. Inc.                                                  1.9%
Consumer Non-Durables

Florida Progress Corp.                                                   1.6%
Utilities

Texas Utilities Co.                                                      1.3%
Utilities

Entergy Corp.                                                            1.3%
Utilities

New England Electric System                                              1.3%
Utilities

TOP FIVE BOND HOLDINGS
Franklin Income Securities Fund
12/31/99

                                                                      % OF TOTAL
ISSUER                                                                NET ASSETS
--------------------------------------------------------------------------------
U.S. Treasury Bonds                                                     9.7%

Republic of Brazil                                                      5.7%

Republic of Argentina                                                   4.3%

Republic of Korea                                                       2.6%

Consoltex Group Inc.                                                    1.3%

the way for further political and economic reforms. Moreover, our new position in Turkey benefited from the country's progress toward eventually joining the European Union. We took advantage of regional market strength by trimming bond positions in Russia, Korea, Argentina and South Africa.

U.S. Treasury bonds suffered price declines based on strong domestic economic growth and the Federal Reserve Board's three interest-rate increases during the reporting period. Although we believe the lack of inflationary pressures should keep interest rates from rising significantly, we trimmed our U.S. government holdings to provide funds for other, more attractive investments.

The portfolio's equity sectors delivered mixed results during the past 12 months, with the fund's largest equity sector, utility stocks, performing poorly due to the rise in interest rates. We felt relative utility stock valuations and yields were very attractive at recent levels, and going forward believe the sector should benefit from future consolidation and industry deregulation. Energy stocks, for their part, rebounded in March after OPEC's announced production cuts pushed oil prices higher. We added to the portfolio's energy sector throughout the period with new convertible positions in Key Energy Services Inc., Parker Drilling Co., Newfield Financial Trust I and Kerr-McGee Corp. (convertible into Devon Energy Corp.). Real estate was another investment category that looked good to us, taking into account recent valuations that seemed attractive. After strong performance in the first part of the year, the sector languished amid concerns related to oversupply and rising interest rates. We sought to take advantage of this weakness by adding to the portfolio's existing real estate positions and initiating a position in Apartment Investment & Management Co. convertible preferred stock.

Finally, gold-related companies experienced volatility during the year, as the price of gold bullion ranged between $253 and $326 an ounce. Although the fund's gold positions delivered disappointing returns during the review period, our platinum sector holdings performed extremely well, with returns in excess of 100%.

Looking ahead, with the stock market apparently continuing to display an extreme divergence between growth- and value-oriented sectors, we remain committed to our value-oriented approach. We believe the portfolio is well diversified, and will continue to search for new investment opportunities across asset classes and industries.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Income Securities Fund - Class 1
$10,000 Investment (1/1/90 - 12/31/99)

GRAPHIC MATERIAL (45)
This graph compares the performance of Franklin Income Securities Fund -Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Government/Corporate Bond Index, the S&P 500 Index, the Lipper Income Funds Objective Average and the Lipper Annuity Income Funds Objective Average from 1/1/90-12/31/99.

We are replacing the Lipper Income Funds Objective Average with the Lipper Annuity Income Funds Objective Average because the former is based on a peer group of mutual funds, while the latter is based on a peer group of annuity sub-accounts and better reflects the portfolio's performance.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal and Lipper, Inc.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                                                          Lipper
                                                          Lehman         Annuity          Lipper
                          Income                         Brothers         Income          Income
                        Securities                     Government/         Funds           Funds
                           Fund -                       Corporate        Objective       Objective
                          Class 1      S&P 500          Bond Index        Average         Average
                   --------------------------------------------------------------------------------
      01/01/1990          $10,000      $10,000           $10,000         $10,000         $10,000
      01/31/1990           $9,761       $9,329            $9,863          $9,692          $9,661
      02/28/1990           $9,661       $9,449            $9,885          $9,731          $9,704
      03/31/1990           $9,810       $9,700            $9,886          $9,820          $9,764
      04/30/1990           $9,604       $9,458            $9,795          $9,672          $9,529
      05/31/1990           $9,960      $10,380           $10,079         $10,133          $9,982
      06/30/1990          $10,119      $10,311           $10,241         $10,198         $10,047
      07/31/1990          $10,316      $10,278           $10,368         $10,229         $10,060
      08/31/1990           $9,745       $9,349           $10,218          $9,739          $9,542
      09/30/1990           $9,267       $8,893           $10,303          $9,451          $9,327
      10/31/1990           $8,855       $8,855           $10,439          $9,368          $9,308
      11/30/1990           $9,136       $9,427           $10,666          $9,715          $9,681
      12/31/1990           $9,258       $9,690           $10,827          $9,896          $9,866
      01/31/1991           $9,520      $10,113           $10,948         $10,203         $10,089
      02/28/1991          $10,456      $10,836           $11,043         $10,668         $10,593
      03/31/1991          $10,784      $11,098           $11,119         $10,846         $10,786
      04/30/1991          $11,177      $11,125           $11,247         $10,969         $10,892
      05/31/1991          $11,401      $11,604           $11,298         $11,220         $11,108
      06/30/1991          $11,424      $11,073           $11,286         $10,997         $10,856
      07/31/1991          $11,918      $11,589           $11,427         $11,383         $11,233
      08/31/1991          $12,119      $11,863           $11,690         $11,650         $11,520
      09/30/1991          $12,338      $11,665           $11,934         $11,672         $11,647
      10/31/1991          $12,682      $11,822           $12,040         $11,859         $11,839
      11/30/1991          $12,773      $11,345           $12,161         $11,661         $11,676
      12/31/1991          $12,843      $12,643           $12,571         $12,429         $12,345
      01/31/1992          $13,318      $12,408           $12,385         $12,433         $12,318
      02/29/1992          $13,631      $12,568           $12,450         $12,628         $12,487
      03/31/1992          $13,702      $12,323           $12,382         $12,470         $12,344
      04/30/1992          $13,854      $12,685           $12,456         $12,607         $12,560
      05/31/1992          $14,116      $12,747           $12,698         $12,783         $12,759
      06/30/1992          $14,234      $12,557           $12,883         $12,747         $12,699
      07/31/1992          $14,599      $13,071           $13,213         $13,104         $13,115
      08/31/1992          $14,589      $12,803           $13,330         $13,003         $13,038
      09/30/1992          $14,546      $12,953           $13,513         $13,134         $13,145
      10/31/1992          $14,395      $12,997           $13,306         $13,135         $13,065
      11/30/1992          $14,481      $13,439           $13,294         $13,398         $13,268
      12/31/1992          $14,664      $13,604           $13,523         $13,588         $13,486
      01/31/1993          $14,986      $13,718           $13,818         $13,836         $13,717
      02/28/1993          $15,287      $13,905           $14,105         $13,998         $14,005
      03/31/1993          $15,577      $14,198           $14,153         $14,264         $14,321
      04/30/1993          $15,706      $13,855           $14,262         $14,198         $14,291
      05/31/1993          $15,910      $14,225           $14,255         $14,422         $14,476
      06/30/1993          $16,212      $14,266           $14,579         $14,581         $14,652
      07/31/1993          $16,487      $14,209           $14,672         $14,668         $14,761
      08/31/1993          $16,751      $14,747           $15,009         $15,035         $15,147
      09/30/1993          $16,850      $14,634           $15,062         $15,091         $15,185
      10/31/1993          $17,147      $14,937           $15,124         $15,263         $15,264
      11/30/1993          $17,048      $14,795           $14,953         $15,083         $15,029
      12/31/1993          $17,389      $14,974           $15,018         $15,321         $15,214
      01/31/1994          $17,543      $15,483           $15,244         $15,663         $15,517
      02/28/1994          $17,301      $15,063           $14,911         $15,412         $15,132
      03/31/1994          $16,652      $14,407           $14,546         $14,899         $14,614
      04/30/1994          $16,619      $14,591           $14,425         $14,912         $14,682
      05/31/1994          $16,498      $14,830           $14,399         $14,932         $14,720
      06/30/1994          $16,369      $14,467           $14,366         $14,715         $14,542
      07/31/1994          $16,631      $14,941           $14,654         $15,033         $14,843
      08/31/1994          $16,847      $15,554           $14,659         $15,316         $15,114
      09/30/1994          $16,699      $15,174           $14,438         $15,063         $14,889
      10/31/1994          $16,743      $15,516           $14,422         $15,158         $14,926
      11/30/1994          $16,538      $14,951           $14,396         $14,829         $14,574
      12/31/1994          $16,299      $15,172           $14,491         $14,925         $14,625
      01/31/1995          $16,470      $15,565           $14,770         $15,085         $14,897
      02/28/1995          $16,754      $16,172           $15,112         $15,497         $15,278
      03/31/1995          $16,971      $16,650           $15,213         $15,746         $15,523
      04/30/1995          $17,461      $17,139           $15,426         $16,066         $15,821
      05/31/1995          $18,064      $17,825           $16,073         $16,662         $16,337
      06/30/1995          $18,266      $18,238           $16,201         $16,960         $16,513
      07/31/1995          $18,520      $18,844           $16,138         $17,294         $16,800
      08/31/1995          $18,702      $18,891           $16,345         $17,424         $16,955
      09/30/1995          $19,126      $19,688           $16,511         $17,748         $17,353
      10/31/1995          $19,114      $19,617           $16,754         $17,721         $17,255
      11/30/1995          $19,429      $20,478           $17,031         $18,202         $17,793
      12/31/1995          $19,950      $20,873           $17,281         $18,407         $18,127
      01/31/1996          $20,519      $21,583           $17,388         $18,770         $18,457
      02/29/1996          $20,180      $21,784           $17,020         $18,719         $18,417
      03/31/1996          $20,168      $21,993           $16,877         $18,798         $18,500
      04/30/1996          $20,083      $22,316           $16,760         $18,873         $18,570
      05/31/1996          $20,313      $22,892           $16,732         $19,045         $18,730
      06/30/1996          $20,755      $22,979           $16,954         $19,094         $18,848
      07/31/1996          $20,381      $21,963           $16,993         $18,638         $18,393
      08/31/1996          $20,691      $22,427           $16,951         $18,925         $18,706
      09/30/1996          $21,103      $23,689           $17,252         $19,555         $19,181
      10/31/1996          $21,465      $24,343           $17,654         $19,870         $19,532
      11/30/1996          $22,097      $26,184           $17,979         $20,727         $20,198
      12/31/1996          $22,200      $25,665           $17,780         $20,534         $20,099
      01/31/1997          $22,535      $27,269           $17,801         $21,047         $20,455
      02/28/1997          $22,884      $27,482           $17,838         $21,106         $20,568
      03/31/1997          $22,380      $26,352           $17,626         $20,671         $20,144
      04/30/1997          $22,458      $27,926           $17,883         $21,132         $20,432
      05/31/1997          $23,206      $29,626           $18,050         $21,880         $21,149
      06/30/1997          $23,673      $30,954           $18,266         $22,421         $21,682
      07/31/1997          $24,267      $33,417           $18,825         $23,484         $22,567
      08/31/1997          $24,126      $31,546           $18,614         $22,988         $22,201
      09/30/1997          $24,904      $33,275           $18,907         $23,724         $22,963
      10/31/1997          $24,480      $32,163           $19,209         $23,389         $22,712
      11/30/1997          $25,159      $33,653           $19,311         $23,738         $23,051
      12/31/1997          $25,994      $34,231           $19,514         $24,039         $23,438
      01/31/1998          $25,739      $34,611           $19,789         $24,212         $23,506
      02/28/1998          $26,135      $37,107           $19,749         $24,888         $24,138
      03/31/1998          $26,942      $39,007           $19,811         $25,445         $24,691
      04/30/1998          $26,602      $39,401           $19,910         $25,547         $24,743
      05/31/1998          $26,291      $38,723           $20,123         $25,460         $24,597
      06/30/1998          $26,326      $40,295           $20,328         $25,720         $24,776
      07/31/1998          $25,686      $39,864           $20,344         $25,481         $24,514
      08/31/1998          $24,312      $34,100           $20,741         $24,161         $23,004
      09/30/1998          $25,733      $36,285           $21,334         $25,002         $23,694
      10/31/1998          $25,827      $39,236           $21,183         $25,557         $24,161
      11/30/1998          $26,467      $41,613           $21,310         $26,178         $24,767
      12/31/1998          $26,420      $44,010           $21,363         $26,699         $25,240
      01/31/1999          $25,984      $45,850           $21,515         $26,955         $25,369
      02/28/1999          $25,220      $44,424           $21,003         $26,267         $24,882
      03/31/1999          $25,533      $46,201           $21,108         $26,722         $25,292
      04/30/1999          $26,891      $47,989           $21,160         $27,617         $26,124
      05/31/1999          $26,891      $46,856           $20,942         $27,338         $25,915
      06/30/1999          $26,891      $49,457           $20,877         $27,743         $26,273
      07/31/1999          $26,579      $47,914           $20,819         $27,402         $25,960
      08/31/1999          $26,651      $47,674           $20,802         $27,207         $25,701
      09/30/1999          $26,403      $46,368           $20,990         $26,908         $25,511
      10/31/1999          $26,438      $49,303           $21,044         $27,419         $25,960
      11/30/1999          $25,925      $50,304           $21,032         $27,548         $26,017
      12/31/1999          $25,941      $53,267           $20,903         $28,038         $26,519

FRANKLIN REAL ESTATE FUND

During the year under review, real estate securities turned in a weak overall performance. Investor concerns about a slowdown in real estate investment trusts' (REITs') cash-flow growth rate and a lack of investor interest in value stocks in general apparently weighed on the group. For the 12 months ended December 31, 1999, the Wilshire Real Estate Securities Index, the fund's benchmark and a good indicator of real estate securities' performance, declined 3.2%, compared with a 21.0% gain for the Standard & Poor's 500 (S&P 500) Index. On the bright side, as a result of their lower stock prices, REITs were trading at what we considered the most attractive valuations seen in the last several years.

The diversified property sector, which includes REITs that have investments across a number of property types, represented the portfolio's largest weighting, with 23.3% of total net assets on December 31, 1999. During the year, the fund initiated a position in Reckson Associates Realty Corp., a REIT that owns and manages office, industrial and retail properties in the northeast U.S. Reckson's exposure to supply-constrained markets such as New York should enable the company to sustain robust internal growth going forward.

Given what appeared to be reduced domestic economic risk over the near term, we believed that office stocks represented an attractive combination of low valuations and favorable supply and demand fundamentals. Accordingly, this sector represented the second-largest property-type weighting at the period's end, with 21.4% of total net


We are replacing the Lipper Growth & Income Funds Objective Average with the Lipper Annuity Growth & Income Funds Objective Average because the former is based on a peer group of mutual funds, while the latter is based on a peer group of annuity sub-accounts and better reflects the portfolio's performance.

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Indexes' sources are Standard & Poor's Micropal and Lipper, Inc.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -1.82%

5-Year                                                                    +9.74%

10-Year                                                                  +10.00%

Since Inception (1/24/89)                                                 +9.97%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP 10 HOLDINGS
Franklin Real Estate Fund
12/31/99

SECURITY                                                              % OF TOTAL
SECURITY TYPE                                                         NET ASSETS
--------------------------------------------------------------------------------
Equity Office Properties Trust                                           5.7%
Equity REIT - Office

Equity Residential
Properties Trust                                                         4.7%
Equity REIT - Apartments

Apartment Investment &
Management Co.                                                           4.3%
Equity REIT - Apartments

Security Capital Group Inc.                                              4.1%
Diversified Property Type

Starwood Hotels & Resorts
Worldwide Inc.                                                           4.0%
Hotels

MeriStar Hospitality Corp.                                               3.9%
Equity REIT - Hotels

Public Storage Inc.                                                      3.8%
Equity REIT - Storage

Glenborough Realty Trust Inc.                                            3.6%
Equity REIT -
Diversified Property Type

Liberty Property Trust                                                   3.6%
Equity REIT -
Diversified Property Type

Prologis Trust                                                           3.3%
Equity REIT - Industrial

assets. During the 12 months under review, the portfolio initiated a position in CarrAmerica Realty Corp., a national, suburban office REIT. We believe the company has strong growth opportunities coming from internal growth, a healthy development pipeline and an expanding executive suites business.

With 15.6% of total net assets, the apartment sector was the third-largest property sector at the end of the period under review. This sector was the best-performing property type during the year apparently due to investor expectations of continued, stable cash-flow growth and the balanced supply and demand environment for apartments. During the past year, we made some changes to the apartment group. We reduced our exposure to southern U.S.-based apartments where we were concerned about excess building potentially leading to oversupply. As a result, we sold our positions in Gables Residential Trust and Post Properties Inc. In this same sector, we added a new apartment position, Apartment Investment & Management Co. (AIMCO). AIMCO is the country's largest apartment owner and operator with approximately 400,000 units in 49 states, and we believe it offers significant growth prospects for the next several years.

Looking ahead, we expect real estate industry fundamentals to continue to benefit from an environment of supply and demand balance and relatively low interest rates. In addition, earnings growth going into 2000, while leveling off, does appear solid to us given continued rent growth and selective development opportunities. Overall, we are optimistic about the prospects for investing in real estate securities because they appear to possess a combination of strong fundamentals, favorable valuations and attractive growth opportunities. We believe this sector should once again attract investors given such companies' earnings visibility and underlying asset values.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Real Estate Fund - Class 1
$10,000 Investment (1/1/90 - 12/31/99)

This graph compares the performance of Franklin Real Estate Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index and Wilshire Real Estate Securities Index from 1/1/90 -12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                                                                              Wilshire
                                                                                               Real
                                      Real Estate                                             Estate
                                   Securities Fund -                                        Securities
                                        Class 1                   S&P 500                      Index
                  ------------------------------------------------------------------------------------
       01/01/1990                      $10,000                    $10,000                     $10,000
       01/31/1990      -2.96%           $9,704      -6.71%         $9,329      -4.71%          $9,529
       02/28/1990      -0.20%           $9,685       1.29%         $9,449      -0.04%          $9,525
       03/31/1990       0.98%           $9,780       2.65%         $9,700      -0.23%          $9,503
       04/30/1990      -1.39%           $9,644      -2.49%         $9,458      -1.94%          $9,319
       05/31/1990       0.70%           $9,712       9.75%        $10,380      -0.44%          $9,278
       06/30/1990       0.80%           $9,789      -0.67%        $10,311       0.19%          $9,296
       07/31/1990      -1.19%           $9,673      -0.32%        $10,278      -3.83%          $8,940
       08/31/1990      -7.01%           $8,995      -9.04%         $9,349     -11.68%          $7,895
       09/30/1990      -6.57%           $8,405      -4.87%         $8,893     -11.59%          $6,980
       10/31/1990      -2.76%           $8,172      -0.43%         $8,855      -7.20%          $6,478
       11/30/1990       6.28%           $8,685       6.46%         $9,427       4.07%          $6,741
       12/31/1990       1.34%           $8,802       2.79%         $9,690      -1.29%          $6,654
       01/31/1991      10.12%           $9,692       4.36%        $10,113       9.73%          $7,302
       02/28/1991       2.20%           $9,905       7.15%        $10,836       5.88%          $7,731
       03/31/1991       6.74%          $10,574       2.42%        $11,098       8.91%          $8,420
       04/30/1991       1.74%          $10,758       0.24%        $11,125      -0.81%          $8,352
       05/31/1991       1.17%          $10,883       4.31%        $11,604       1.55%          $8,481
       06/30/1991      -2.72%          $10,588      -4.58%        $11,073      -4.93%          $8,063
       07/31/1991       1.24%          $10,719       4.66%        $11,589      -0.42%          $8,029
       08/31/1991      -0.38%          $10,678       2.37%        $11,863      -1.21%          $7,932
       09/30/1991       1.98%          $10,890      -1.67%        $11,665      -1.14%          $7,842
       10/31/1991      -1.30%          $10,749       1.34%        $11,822      -2.25%          $7,665
       11/30/1991      -0.75%          $10,668      -4.03%        $11,345      -3.32%          $7,411
       12/31/1991       6.52%          $11,364      11.44%        $12,643       7.78%          $7,987
       01/31/1992       9.05%          $12,393      -1.86%        $12,408       4.71%          $8,364
       02/29/1992      -2.77%          $12,050       1.29%        $12,568      -0.25%          $8,343
       03/31/1992      -1.84%          $11,828      -1.95%        $12,323      -2.16%          $8,162
       04/30/1992      -1.45%          $11,656       2.94%        $12,685      -1.66%          $8,027
       05/31/1992       2.34%          $11,929       0.49%        $12,747       0.40%          $8,059
       06/30/1992      -0.89%          $11,822      -1.49%        $12,557      -3.01%          $7,817
       07/31/1992       4.01%          $12,296       4.09%        $13,071       0.37%          $7,845
       08/31/1992      -1.09%          $12,162      -2.05%        $12,803      -1.51%          $7,727
       09/30/1992       1.44%          $12,337       1.17%        $12,953       3.80%          $8,021
       10/31/1992       1.59%          $12,533       0.34%        $12,997       1.07%          $8,106
       11/30/1992       1.15%          $12,677       3.40%        $13,439       0.86%          $8,176
       12/31/1992       3.90%          $13,171       1.23%        $13,604       4.92%          $8,578
       01/31/1993       4.07%          $13,707       0.84%        $13,718       6.95%          $9,175
       02/28/1993       3.61%          $14,201       1.36%        $13,905       4.84%          $9,619
       03/31/1993       6.53%          $15,128       2.11%        $14,198       6.71%         $10,264
       04/30/1993      -3.95%          $14,531      -2.42%        $13,855      -5.67%          $9,682
       05/31/1993      -0.85%          $14,407       2.67%        $14,225      -1.57%          $9,530
       06/30/1993       3.45%          $14,904       0.29%        $14,266       2.62%          $9,780
       07/31/1993       1.96%          $15,196      -0.40%        $14,209       2.03%          $9,978
       08/31/1993       2.67%          $15,602       3.79%        $14,747       2.08%         $10,186
       09/30/1993       5.14%          $16,405      -0.77%        $14,634       4.53%         $10,647
       10/31/1993      -0.70%          $16,290       2.07%        $14,937      -2.81%         $10,348
       11/30/1993      -6.21%          $15,279      -0.95%        $14,795      -4.36%          $9,897
       12/31/1993       2.59%          $15,675       1.21%        $14,974      -0.12%          $9,885
       01/31/1994       1.80%          $15,957       3.40%        $15,483       3.00%         $10,182
       02/28/1994       4.11%          $16,613      -2.71%        $15,063       4.09%         $10,598
       03/31/1994      -3.51%          $16,030      -4.36%        $14,407      -4.63%         $10,107
       04/30/1994       1.63%          $16,290       1.28%        $14,591       1.12%         $10,221
       05/31/1994       1.54%          $16,540       1.64%        $14,830       2.08%         $10,433
       06/30/1994      -2.13%          $16,188      -2.45%        $14,467      -1.97%         $10,228
       07/31/1994      -0.20%          $16,156       3.28%        $14,941       0.23%         $10,251
       08/31/1994      -0.33%          $16,103       4.10%        $15,554      -0.07%         $10,244
       09/30/1994      -1.64%          $15,840      -2.44%        $15,174      -1.67%         $10,073
       10/31/1994      -3.56%          $15,276       2.25%        $15,516      -3.66%          $9,704
       11/30/1994      -3.59%          $14,728      -3.64%        $14,951      -3.91%          $9,325
       12/31/1994       9.51%          $16,129       1.48%        $15,172       7.75%         $10,047
       01/31/1995      -3.66%          $15,539       2.59%        $15,565      -3.23%          $9,723
       02/28/1995       1.76%          $15,813       3.90%        $16,172       3.13%         $10,027
       03/31/1995       0.73%          $15,929       2.95%        $16,650       0.58%         $10,085
       04/30/1995      -0.26%          $15,887       2.94%        $17,139      -0.72%         $10,013
       05/31/1995       4.05%          $16,529       4.00%        $17,825       3.31%         $10,344
       06/30/1995       1.69%          $16,809       2.32%        $18,238       1.74%         $10,524
       07/31/1995       2.07%          $17,158       3.32%        $18,844       1.61%         $10,694
       08/31/1995       2.16%          $17,528       0.25%        $18,891       1.22%         $10,824
       09/30/1995       2.86%          $18,029       4.22%        $19,688       1.84%         $11,023
       10/31/1995      -2.05%          $17,659      -0.36%        $19,617      -3.10%         $10,682
       11/30/1995       1.67%          $17,953       4.39%        $20,478       1.04%         $10,793
       12/31/1995       5.58%          $18,955       1.93%        $20,873       5.80%         $11,419
       01/31/1996       2.24%          $19,380       3.40%        $21,583       1.38%         $11,576
       02/29/1996       1.29%          $19,631       0.93%        $21,784       1.98%         $11,805
       03/31/1996       0.11%          $19,653       0.96%        $21,993       0.81%         $11,901
       04/30/1996       0.28%          $19,707       1.47%        $22,316       0.45%         $11,955
       05/31/1996       1.99%          $20,099       2.58%        $22,892       2.23%         $12,221
       06/30/1996       1.08%          $20,316       0.38%        $22,979       2.00%         $12,466
       07/31/1996      -0.78%          $20,157      -4.42%        $21,963      -0.89%         $12,355
       08/31/1996       4.79%          $21,121       2.11%        $22,427       4.25%         $12,880
       09/30/1996       3.16%          $21,789       5.63%        $23,689       2.50%         $13,202
       10/31/1996       1.98%          $22,221       2.76%        $24,343       2.71%         $13,559
       11/30/1996       3.27%          $22,949       7.56%        $26,184       4.15%         $14,122
       12/31/1996       9.71%          $25,176      -1.98%        $25,665      10.67%         $15,629
       01/31/1997       1.26%          $25,495       6.25%        $27,269       1.43%         $15,852
       02/28/1997      -0.13%          $25,461       0.78%        $27,482       0.06%         $15,862
       03/31/1997       0.76%          $25,654      -4.11%        $26,352       0.34%         $15,916
       04/30/1997      -2.57%          $24,995       5.97%        $27,926      -3.23%         $15,402
       05/31/1997       3.64%          $25,904       6.09%        $29,626       2.98%         $15,861
       06/30/1997       4.57%          $27,088       4.48%        $30,954       4.96%         $16,647
       07/31/1997       2.72%          $27,824       7.96%        $33,417       3.29%         $17,195
       08/31/1997      -0.13%          $27,788      -5.60%        $31,546      -0.74%         $17,068
       09/30/1997       9.74%          $30,494       5.48%        $33,275       9.86%         $18,751
       10/31/1997      -3.74%          $29,355      -3.34%        $32,163      -4.25%         $17,954
       11/30/1997       1.78%          $29,877       4.63%        $33,653       2.01%         $18,315
       12/31/1997       1.71%          $30,388       1.72%        $34,231       2.23%         $18,723
       01/31/1998      -1.09%          $30,055       1.11%        $34,611      -1.41%         $18,459
       02/28/1998      -0.51%          $29,901       7.21%        $37,107      -1.28%         $18,223
       03/31/1998       2.14%          $30,542       5.12%        $39,007       1.97%         $18,582
       04/30/1998      -2.72%          $29,711       1.01%        $39,401      -3.15%         $17,997
       05/31/1998      -1.00%          $29,414      -1.72%        $38,723      -0.96%         $17,824
       06/30/1998      -1.34%          $29,019       4.06%        $40,295      -0.53%         $17,729
       07/31/1998      -6.91%          $27,015      -1.07%        $39,864      -6.96%         $16,495
       08/31/1998     -10.52%          $24,174     -14.46%        $34,100     -10.39%         $14,782
       09/30/1998       5.35%          $25,468       6.41%        $36,285       5.60%         $15,609
       10/31/1998      -1.59%          $25,062       8.13%        $39,236      -1.37%         $15,395
       11/30/1998       1.47%          $25,430       6.06%        $41,613       1.88%         $15,685
       12/31/1998      -0.60%          $25,278       5.76%        $44,010      -1.43%         $15,461
       01/31/1999      -3.16%          $24,479       4.18%        $45,850      -2.17%         $15,125
       02/28/1999      -1.40%          $24,136      -3.11%        $44,424      -0.79%         $15,006
       03/31/1999      -0.11%          $24,110       4.00%        $46,201      -0.60%         $14,916
       04/30/1999      11.10%          $26,786       3.87%        $47,989      10.66%         $16,506
       05/31/1999       1.37%          $27,153      -2.36%        $46,856       1.69%         $16,785
       06/30/1999      -1.77%          $26,672       5.55%        $49,457      -1.70%         $16,499
       07/31/1999      -4.67%          $25,427      -3.12%        $47,914      -3.83%         $15,867
       08/31/1999      -1.94%          $24,933      -0.50%        $47,674      -1.50%         $15,629
       09/30/1999      -4.08%          $23,916      -2.74%        $46,368      -4.51%         $14,924
       10/31/1999      -2.59%          $23,297       6.33%        $49,303      -1.86%         $14,647
       11/30/1999      -2.12%          $22,803       2.03%        $50,304      -1.52%         $14,424
       12/31/1999       4.04%          $23,725       5.89%        $53,267       3.76%         $14,967

FRANKLIN RISING DIVIDENDS SECURITIES FUND

During the year ended December 31, 1999, the domestic economy exhibited solid growth with only modest inflation. We believe that deflationary fears, prevalent during the first few months of the reporting period, almost completely disappeared. The Federal Reserve Board (the Fed) apparently grew increasingly concerned that the strengthening economy would accelerate inflation. The Fed reversed last year's cuts in the federal funds target rate, raising it to 5.50% during the period. U.S. Treasury bond yields rose steadily during the portfolio's fiscal year, and the 30-year Treasury hit a two-year high of 6.49% on December 23, 1999.

The stock market continued to be characterized by the strength of a small number of stocks, particularly technology issues, while most other equities lagged far behind the major indexes. After struggling early in 1999, the average stock's performance rose in the spring as investors apparently became more confident of a global economic recovery. When the Fed increased the federal funds target rate during the summer, the broader market once again faltered. As a result, the best-performing stocks over the past year tended to be technology stocks that were considered to have exciting growth prospects and certain commodity-related stocks that reacted positively to stronger commodity prices.

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We select securities that have had consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

In their enthusiasm for technology stocks in 1999, investors generally overlooked or even punished a number of solid, small- and mid-sized companies in other sectors, despite favorable operating results. Many of these companies' valuations are modest by historical standards and exceptionally low relative to the Standard & Poor's 500


PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -6.14%

5-Year                                                                    +8.02%

10-Year                                                                   +9.02%

Since Inception (1/24/89)                                                 +8.69%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP 10 STOCK HOLDINGS
Franklin Rising Dividends Securities Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Family Dollar Stores Inc.                                               5.6%
Retail Trade

West Pharmaceutical
Services Inc.                                                           5.0%
Health Technology

Cohu Inc.                                                               4.6%
Electronic Technology

Leggett & Platt Inc.                                                    4.2%
Consumer Durables

Pall Corp.                                                              3.5%
Process Industries

Reynolds & Reynolds Co.                                                 3.2%
Technology Services

Alberto-Culver Co.                                                      3.1%
Consumer Non-Durables

National Commerce Bancorp.                                              3.0%
Finance

Bemis Co. Inc.                                                          2.7%
Process Industries

Kaydon Corp.                                                            2.7%
Producer Manufacturing

(S&P 500) Index's valuation. We believe that many of the stocks in Franklin Rising Dividends Securities Fund fit this profile. One such example is the portfolio's largest position, Family Dollar Stores Inc., a leading participant in the growing "convenience discounter" format. Family Dollar Stores has increased its dividend for 23 consecutive years and has no long-term debt. The company's earnings growth has accelerated in recent years, as low- and middle-income consumers responded positively to their attractively priced and conveniently located basic merchandise offering. The company recently completed its second consecutive year of 30%+ earnings-per-share growth, and appears quite capable of delivering strong earnings growth on a sustained basis. Nevertheless, Family Dollar Stores' share price fell 26% in 1999.

Two other companies, Leggett & Platt Inc. and Teleflex Inc., also exemplified the portfolio's strategy. Leggett manufactures a wide range of engineered components for residential, office and institutional furnishings, as well as retail store fixtures. It has increased its dividend for 28 years at a 15% compound annual rate. In the ten-year period through 1998, Leggett achieved compound annual growth rates of 15% in revenues, 21% in net earnings and 17% in earnings per share. Leggett appears to be on track to deliver similar results in 1999. Its stock price, however, fell 2.6% in 1999.

Teleflex is a diversified manufacturer that supplies the aerospace, automotive, medical and other industrial markets. As of the end of the reporting period, Teleflex appeared likely to report its 25th consecutive year of increasing revenues and earnings, following 22 years of dividend increases. For the 20-year period ended in 1998, Teleflex averaged 18% in annual revenue increases, 17% in earnings per share and 18% in dividends per share. Despite this enviable record, Teleflex's share price fell 31% in 1999. Looking forward, the company should benefit from increased shipments of its popular, adjustable foot pedals, currently featured on a variety of Ford vehicles. Family Dollar Stores', Legget & Platt's and Teleflex's share prices all reflected far lower price-to-earnings ratios than the S&P 500 average.

The portfolio's top-performing stock during the period was Cohu Inc., a semiconductor test-handling equipment manufacturer. Cohu benefited from a sharp sales pickup after a slowdown in the last quarter of 1998. Strong order growth indicates that semiconductor capital equipment purchases should continue to increase in the coming quarters. Hewlett-Packard Co., which recently had a highly successful initial public offering of its electronics subsidiary, Agilent Technologies, Inc., was also popular with investors. Several other portfolio holdings also performed well, including perennial large-cap favorites, General Electric Co. and Wal-Mart Stores Inc.

The most significant new position we added to the portfolio during the year was Lancaster Colony Corp., which appears ready to return to its historical earnings growth rate after several flat quarters. Each of the company's three business segments, automotive, specialty foods, and glassware and candles, reported positive developments.

Lancaster recently increased its dividend for the 37th consecutive year. We made two other meaningful additions to the portfolio -- Teleflex Inc., discussed above, and Reynolds & Reynolds Co. Reynolds is a leading information-management systems provider to the automobile dealership market. Recently, they expanded their focus to Internet-based solutions.

During the year under review, we eliminated several positions from the portfolio, including Avery Dennison Corp. and First Union Corp. We sold Avery Dennison when we felt its valuation became less attractive than those of alternative investments. First Union's earnings disappointed investors, as the expense savings and revenue enhancements anticipated from its acquisition of CoreStates Financial apparently did not live up to expectations.

Notable year-over-year dividend increases during reporting period came from Graco, Inc. (+27%), Baldor Electric Co. (+20%), Mercury General Corp. (+20%), Washington Mutual, Inc. (+18%), General Electric Co. (+17%), and National Commerce Bancorp. (+17%).

As the table on page 40 shows, our ten largest positions on December 31, 1999, comprised 37.6% of the portfolio's total net assets. It is interesting to note how these ten companies would, in the aggregate, respond to the portfolio's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 17 years in a row and by 274% in the last ten years. Their most recent dividend increases averaged 9.5%, for a yield of 1.8% on December 31, 1999, and a dividend payout ratio of 30%. Long-term debt averaged 17% of capitalization, and the average price-to-earnings ratio was 17.5 versus 28.8 for that of the unmanaged S&P 500 on the same date.

It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Rising Dividends Securities Fund - Class 1
$10,000 Investments (1/27/92 - 12/31/99)


This graph compares the performance of Franklin Rising Dividends Securities Fund
- Class 1, as tracked by the growth in value of a $10,000 investment, to that of Wilshire Target Mid Cap Growth Index and Russell Midcap Value Index from 1/27/92 -12/31/99.

We are replacing the Wilshire Target Mid Cap Growth Index with the Russell Midcap Value Index. The Wilshire Index has changed composition, and now has relatively little exposure to financial stocks, which often increase their dividends annually, and relatively heavy exposure to technology stocks, which often do not pay dividends. The new index is more closely aligned with the universe of rising dividends qualifiers, and we believe it more closely matches the portfolio's investments. Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                                                                              Russell
                                                                                              Mid Cap
                                   Rising Dividends           Wilshire Target Mid              Value
                                    Fund - Class 1             Cap Growth Index                Index
                 -------------------------------------------------------------------------------------
      01/27/1992                      $10,000                    $10,000                      $10,000
      01/31/1992       0.00%          $10,000       0.39%        $10,039        0.33%         $10,033
      02/29/1992       0.00%          $10,000       1.69%        $10,208        3.73%         $10,407
      03/31/1992      -0.70%           $9,930      -3.99%         $9,801       -1.52%         $10,249
      04/30/1992       0.50%           $9,980      -2.38%         $9,568        2.55%         $10,511
      05/31/1992       1.50%          $10,130      -1.25%         $9,448        0.93%         $10,608
      06/30/1992      -1.38%           $9,990      -4.54%         $9,019       -0.77%         $10,527
      07/31/1992       3.60%          $10,350       5.48%         $9,513        4.01%         $10,949
      08/31/1992      -1.06%          $10,240      -2.09%         $9,315       -2.92%         $10,629
      09/30/1992       1.66%          $10,410       1.75%         $9,478        2.00%         $10,842
      10/31/1992       1.25%          $10,540       4.08%         $9,864        2.09%         $11,068
      11/30/1992       3.04%          $10,860       7.66%        $10,620        4.21%         $11,534
      12/31/1992       1.10%          $10,980       3.06%        $10,945        3.19%         $11,902
      01/31/1993      -1.09%          $10,860       2.26%        $11,192        2.53%         $12,203
      02/28/1993      -1.75%          $10,670      -3.37%        $10,815        2.16%         $12,467
      03/31/1993       0.84%          $10,760       3.07%        $11,147        3.47%         $12,899
      04/30/1993      -3.44%          $10,390      -4.18%        $10,681       -1.76%         $12,672
      05/31/1993       1.35%          $10,530       5.70%        $11,290        2.25%         $12,958
      06/30/1993      -1.07%          $10,418       0.66%        $11,364        2.08%         $13,227
      07/31/1993       0.00%          $10,418      -0.89%        $11,263        1.10%         $13,373
      08/31/1993       1.64%          $10,588       5.07%        $11,834        3.41%         $13,829
      09/30/1993       0.00%          $10,588       2.51%        $12,131       -0.26%         $13,793
      10/31/1993       1.52%          $10,749       0.53%        $12,196       -1.13%         $13,637
      11/30/1993      -2.52%          $10,478      -1.56%        $12,005       -2.31%         $13,322
      12/31/1993       1.15%          $10,598       5.53%        $12,669        3.30%         $13,761
      01/31/1994       1.32%          $10,739       3.53%        $13,116        2.91%         $14,162
      02/28/1994      -3.36%          $10,378       0.53%        $13,186       -1.78%         $13,910
      03/31/1994      -4.44%           $9,916      -5.95%        $12,401       -3.87%         $13,371
      04/30/1994       0.20%           $9,936       0.40%        $12,451        1.47%         $13,568
      05/31/1994       1.41%          $10,077      -1.53%        $12,261        0.13%         $13,586
      06/30/1994      -0.27%          $10,050      -5.04%        $11,643       -1.84%         $13,336
      07/31/1994       1.01%          $10,152       2.44%        $11,927        4.00%         $13,869
      08/31/1994       4.22%          $10,580       8.56%        $12,948        3.71%         $14,384
      09/30/1994      -2.31%          $10,335      -0.79%        $12,845       -3.13%         $13,933
      10/31/1994      -0.26%          $10,309       2.44%        $13,159       -0.09%         $13,921
      11/30/1994      -2.37%          $10,064      -4.43%        $12,576       -4.41%         $13,307
      12/31/1994       1.01%          $10,166       1.66%        $12,785        1.21%         $13,468
      01/31/1995       2.71%          $10,441       0.02%        $12,787        2.82%         $13,848
      02/28/1995       2.93%          $10,747       6.00%        $13,554        5.05%         $14,547
      03/31/1995       2.18%          $10,982       3.69%        $14,055        1.88%         $14,821
      04/30/1995       0.74%          $11,063       1.49%        $14,264        2.12%         $15,135
      05/31/1995       3.41%          $11,441       1.64%        $14,498        4.02%         $15,743
      06/30/1995       1.08%          $11,564       6.29%        $15,410        2.31%         $16,107
      07/31/1995       2.16%          $11,814       8.40%        $16,704        3.49%         $16,669
      08/31/1995       1.68%          $12,012       1.53%        $16,960        1.96%         $16,996
      09/30/1995       3.30%          $12,408       2.79%        $17,433        2.29%         $17,385
      10/31/1995      -0.84%          $12,304      -3.52%        $16,819       -1.95%         $17,046
      11/30/1995       5.17%          $12,939       5.25%        $17,702        5.47%         $17,978
      12/31/1995       1.93%          $13,190       0.36%        $17,766        1.09%         $18,174
      01/31/1996       1.97%          $13,450       1.73%        $18,073        2.43%         $18,616
      02/29/1996       1.47%          $13,648       3.74%        $18,749        0.95%         $18,793
      03/31/1996       0.00%          $13,648       1.21%        $18,976        2.11%         $19,189
      04/30/1996      -0.23%          $13,617       5.93%        $20,102        0.85%         $19,352
      05/31/1996       2.75%          $13,992       2.99%        $20,703        0.96%         $19,538
      06/30/1996       1.10%          $14,145      -5.45%        $19,574        0.11%         $19,560
      07/31/1996      -2.93%          $13,731      -8.56%        $17,899       -4.76%         $18,629
      08/31/1996       2.01%          $14,007       7.29%        $19,204        4.20%         $19,411
      09/30/1996       5.16%          $14,730       4.73%        $20,112        3.67%         $20,123
      10/31/1996       2.96%          $15,166      -2.83%        $19,543        2.63%         $20,653
      11/30/1996       6.94%          $16,219       5.63%        $20,643        6.28%         $21,950
      12/31/1996       0.98%          $16,379      -1.32%        $20,370       -0.42%         $21,857
      01/31/1997       2.01%          $16,709       2.90%        $20,961        3.14%         $22,544
      02/28/1997       2.80%          $17,177      -1.89%        $20,565        1.69%         $22,925
      03/31/1997      -3.10%          $16,645      -6.11%        $19,309       -3.04%         $22,228
      04/30/1997       2.56%          $17,070       3.42%        $19,969        2.52%         $22,788
      05/31/1997       7.73%          $18,389       8.27%        $21,620        5.89%         $24,130
      06/30/1997       3.62%          $19,054       3.47%        $22,371        3.71%         $25,025
      07/31/1997       8.48%          $20,670       7.07%        $23,952        7.42%         $26,882
      08/31/1997      -2.04%          $20,250      -0.77%        $23,768       -1.17%         $26,568
      09/30/1997       5.25%          $21,312       6.58%        $25,332        6.20%         $28,215
      10/31/1997      -2.44%          $20,792      -4.77%        $24,123       -3.04%         $27,357
      11/30/1997       2.40%          $21,290       0.59%        $24,266        3.37%         $28,279
      12/31/1997       2.34%          $21,789       0.85%        $24,472        3.83%         $29,362
      01/31/1998      -0.46%          $21,689      -0.70%        $24,301       -1.94%         $28,793
      02/28/1998       8.07%          $23,438       8.24%        $26,303        6.68%         $30,716
      03/31/1998       2.88%          $24,113       1.60%        $26,724        5.15%         $32,298
      04/30/1998      -0.32%          $24,036       0.70%        $26,911       -0.56%         $32,117
      05/31/1998      -3.64%          $23,161      -5.62%        $25,398       -2.33%         $31,369
      06/30/1998      -1.14%          $22,898      -0.60%        $25,246        0.32%         $31,469
      07/31/1998      -3.43%          $22,113      -5.94%        $23,746       -5.07%         $29,874
      08/31/1998     -15.94%          $18,589     -20.29%        $18,928      -14.06%         $25,673
      09/30/1998       4.98%          $19,515       4.95%        $19,865        5.84%         $27,173
      10/31/1998      10.68%          $21,599       7.91%        $21,437        6.48%         $28,933
      11/30/1998       3.63%          $22,383       5.78%        $22,676        3.51%         $29,949
      12/31/1998       4.08%          $23,297       6.76%        $24,208        3.04%         $30,859
      01/31/1999      -5.19%          $22,088      -2.35%        $23,640       -2.33%         $30,140
      02/28/1999      -3.55%          $21,304      -7.98%        $21,753       -2.20%         $29,477
      03/31/1999      -0.66%          $21,163       1.77%        $22,138        1.43%         $29,899
      04/30/1999       7.90%          $22,835       8.93%        $24,115        9.47%         $32,730
      05/31/1999       1.13%          $23,093       1.97%        $24,590        0.42%         $32,868
      06/30/1999       3.73%          $23,954       5.09%        $25,842        1.14%         $33,242
      07/31/1999      -1.53%          $23,588      -0.55%        $25,700       -2.50%         $32,411
      08/31/1999      -4.13%          $22,614      -3.95%        $24,685       -3.46%         $31,290
      09/30/1999      -5.81%          $21,300      -1.35%        $24,351       -5.06%         $29,707
      10/31/1999       0.80%          $21,470       3.39%        $25,177        2.95%         $30,583
      11/30/1999      -1.22%          $21,208       3.82%        $26,139       -1.83%         $30,023
      12/31/1999      -0.80%          $21,036       7.34%        $28,057        2.68%         $30,828

We are replacing the Wilshire Target Mid Cap Growth Index with the Russell Midcap Value Index. The Wilshire Index has changed composition, and now has relatively little exposure to financial stocks, which often increase their dividends annually, and relatively heavy exposure to technology stocks, which often do not pay dividends. The new index is more closely aligned with the universe of rising dividends qualifiers, and we believe it more closely matches the portfolio's investments. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    -9.70%

5-Year                                                                   +15.65%

Since Inception (1/27/92)                                                 +9.83%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP 10 HOLDINGS
Franklin Value Securities Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
JLG Industries Inc.                                                     4.3%
Producer Manufacturing

The Timberland Co., A                                                   4.2%
Consumer Non-Durables

Presidential Life Corp.                                                 3.1%
Finance

Robert Half International Inc.                                          3.0%
Commercial Services

Tidewater Inc.                                                          2.7%
Transportation

Lancaster Colony Corp.                                                  2.6%
Process Industries

Rowan Cos. Inc.                                                         2.6%
Industrial Services

Professionals Group Inc.                                                2.6%
Finance

ENSCO International Inc.                                                2.4%
Industrial Services

Wolverine World Wide Inc.                                               2.2%
Consumer Non-Durables

FRANKLIN VALUE SECURITIES FUND

Franklin Value Securities Fund seeks to profit by buying securities the managers believe are undervalued in the market. These potential bargains present themselves in various forms. Many sell at low prices relative to earnings, book value or cash flow, while others may have understated assets such as land or intangibles, patents and distribution networks, and some may have significant tax loss carry forwards. We also search for "fallen angels" -- former growth companies suffering short-term setbacks and sharp price declines, but which we believe still have significant long-term potential. Value securities have one characteristic in common -- they are generally out of favor with Wall Street. In many instances, the company's recent earnings results missed analysts' estimates, and sometimes they are just too small to reach analysts' radar screens. However, if we believe their balance sheets are strong and their managements honest and effective, we are willing to wait for these bargains to flourish.

During the period under review, the domestic economy remained strong, as unemployment continued at a 29-year low, inflation remained in check and the Federal Reserve Board raised interest rates three times during the period, increasing the federal funds target rate to 5.50%. The major U.S. stock market news during the reporting period was the unabated flow of capital into equity securities -- mostly Internet, Internet-related and larger-capitalization brand name stocks -- while many nervous investors headed for the security of cash pending the outcome of the millennium bug.

These are trying times for value investors as evidenced by the Wilshire Target Small Value Index, and the Russell 2000 Value Index, the portfolio's benchmark, which declined 12.32% and 1.48%, respectively for the year. The 1998 divergence between growth and value continued during 1999. A handful of large-cap stocks drove the Standard & Poor's 500 (S&P 500) Index to new highs for the year ended December 31, 1999, up 21.0% over 1998, while the Nasdaq, led by Internet and technology stocks, also achieved all-time highs -- ending the year up 85.9% over the previous year. We are disappointed that the turnaround in small-cap value stocks witnessed during the May-to-July period fizzled during the third quarter. Yet, we believe that the market at some point will again discover these compelling bargains.

During the year under review, we reduced the number of positions held in the portfolio and redirected those assets into larger, more liquid names. We sold many holdings that were too small to have an impact on the portfolio and several where we felt the reasons for owning them had changed. We found what we believed to be exceptional values in the depressed financial sector including such fundamentally sound companies as Manulife Financial Corp., a $6 billion life and health insurer selling at only 1.4 times tangible book value, and Washington Mutual Inc., a $15 billion diversified financial services provider that has raised its dividend every quarter since 1995 and every year since 1990. We also added to an existing classic value position in the consumer-durables sector, D.R. Horton, Inc., a homebuilder with operations in 24 states. The company has registered 84 consecutive quarters of earnings growth year over year, increased annual sales growth over the last six years by an average of 67% and produced earnings-per-share growth of 44% for the same period, and traded at only 1.1 times book value and about 5 times 2000 estimated earnings at the end of the period.

Although value investing was clearly out of favor during the reporting period, we feel there were a number of signs that strategic buyers or market investors recognized a number of our bargain holdings. Five of our portfolio holdings benefited from announcements of corporate takeovers, all at premiums. Also, the portfolio's oil drilling and oil services holdings continued to perform well as oil prices resumed their climb during the second half of the fund's fiscal year.

We continue to stay the course and follow our value investment philosophy. Patience is an essential ingredient for success in value investing and we remain confident that our approach has the potential to serve our shareholders well over the long term.


[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Value Securities Fund - Class 1
$10,000 Investment (5/1/98 - 12/31/99)


This graph compares the performance of Franklin Value Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Wilshire Target Small Company Value Index and Russell 2000 Value Index from 5/1/98 - 12/31/99.

We are replacing the Wilshire Target Small Value Index with the Russell 2000 Value Index because the sponsors of the Wilshire Target Small Value Index decided not to publish the holdings that comprise the index, which would make it difficult to determine whether the index is an appropriate comparison for the portfolio's performance. We believe the new benchmark, the Russell 2000 Value Index, is an appropriate benchmark because many of the holdings that comprise the Index are either held by the portfolio or are similar to the portfolio's holdings. The Russell 2000 Value Index is widely used as a benchmark in the mutual fund industry and information regarding the index is readily available. Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                                                Wilshire Target               Russell
                                   Value Securities            Smaller Companies            2000 Value
                                    Fund - Class 1                Value Index                  Index
                  ------------------------------------------------------------------------------------
       05/01/1998                     $10,000                      $10,000                    $10,000
       05/31/1998     -2.40%           $9,760      -2.70%           $9,730     -3.54%          $9,646
       06/30/1998     -6.35%           $9,140      -1.71%           $9,564     -0.56%          $9,592
       07/31/1998     -9.85%           $8,240      -7.28%           $8,867     -7.83%          $8,841
       08/31/1998    -15.41%           $6,970     -11.93%           $7,810    -15.66%          $7,456
       09/30/1998      3.87%           $7,240       2.97%           $8,041      5.65%          $7,878
       10/31/1998      5.94%           $7,670       3.63%           $8,333      2.97%          $8,112
       11/30/1998      0.26%           $7,690       2.87%           $8,573      2.71%          $8,332
       12/31/1998      1.30%           $7,790       2.95%           $8,825      3.14%          $8,593
       01/31/1999     -1.80%           $7,650      -4.77%           $8,404     -2.27%          $8,398
       02/28/1999     -8.37%           $7,009      -5.74%           $7,922     -6.83%          $7,824
       03/31/1999      2.00%           $7,150      -1.88%           $7,773     -0.82%          $7,760
       04/30/1999     10.49%           $7,900       8.18%           $8,409      9.13%          $8,469
       05/31/1999      3.16%           $8,149       2.77%           $8,642      3.07%          $8,729
       06/30/1999      6.01%           $8,639       1.74%           $8,792      3.62%          $9,045
       07/31/1999     -2.55%           $8,419      -1.06%           $8,699     -2.37%          $8,830
       08/31/1999     -3.57%           $8,118      -3.88%           $8,362     -3.66%          $8,507
       09/30/1999     -6.79%           $7,567      -4.44%           $7,990     -2.00%          $8,337
       10/31/1999      0.13%           $7,577      -3.04%           $7,747     -2.00%          $8,170
       11/30/1999      0.93%           $7,647       0.05%           $7,751      0.52%          $8,213
       12/31/1999      3.54%           $7,919      -0.17%           $7,738      3.07%          $8,465


MUTUAL SHARES SECURITIES FUND

During the year under review, the U.S. economy experienced unusually strong growth in a low-inflation environment. Global economies generally followed suit, and stock markets around the world sprang back to life in a broad-based rally. In the process, the market became increasingly two-tiered. A select group of about 40 companies achieved over-the-top success, while the majority of publicly traded equities languished. Share prices for a majority of companies listed on the New York Stock Exchange actually declined in 1999, while a few hundred white-hot technology stocks pushed most of the indexes, especially the Nasdaq, to new highs.

We are replacing the Wilshire Target Small Company Value Index with the Russell 2000 Value Index because the sponsors of the Wilshire Target Small Value Index decided not to publish the holdings that comprise the index, which would make it difficult to determine whether the index is an appropriate comparison for the portfolio's performance. We believe the new benchmark, the Russell 2000 Value Index, is an appropriate benchmark because many of the holdings that comprise the index are either held by the portfolio or are similar to the portfolio's holdings. The Russell 2000 Value Index is widely used as a benchmark in the mutual fund industry and information regarding the index is readily available. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                    +1.65%

Since Inception (5/1/98)                                                 -13.03%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP 10 HOLDINGS
Mutual Shares Securities Fund
12/31/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Telephone & Data
Systems Inc.                                                            3.2%
Telecommunications, U.S.

MediaOne Group Inc.                                                     2.4%
Broadcasting & Publishing,
U.S.

Investor AB, A                                                          2.1%
Multi-Industry, Sweden

Investor AB, B                                                          2.0%
Multi-Industry, Sweden

General Motors Corp.                                                    1.6%
Automobiles, U.S.

Bear Stearns Co. Inc.                                                   1.6%
Financial Services, U.S.

Delphi Automotive
Systems Corp.                                                           1.5%
Automobiles, U.S.

Washington Post Co.                                                     1.5%
Broadcasting & Publishing,
U.S.

United Asset
Management Corp.                                                        1.5%
Financial Services, U.S.

Lagardere SCA                                                           1.5%
Multi-Industry, France

We achieved our positive results by sticking to our longstanding value and special situation approach. Although many market participants were interested only in positive momentum (buying what's hot) and were unconcerned about valuation, we continued to conduct fundamental analysis and bought securities only when we saw substantial upside potential with relatively little risk. In our opinion, risk still matters.

Several stocks contributed significantly to the portfolio's strong performance. Telephone & Data Systems Inc., a wireless and wireline telephone company, almost tripled during the 12 months under review, mainly due to fast growth and the announced merger of one of its affiliates. In addition, one of the portfolio's largest holdings, Compagnie Financiere Richemont AG, a Swiss holding company primarily involved in luxury goods, increased 71% in price in 1999 as the market value of its strong brand names appreciated.

The year did have its disappointments, however. While certain investments in financial stocks, including brokers Lehman Brothers Holdings Inc. and Morgan Stanley, Dean Witter & Co. were highly profitable, some of our bank and finance company investments were not, including Bank One Corp. and First Union Corp., which we sold during the period. Despite these setbacks, the portfolio's overall performance was strong for a value portfolio during a year in which our style generally remained out of favor.

Looking forward, we believe domestic and foreign markets should again present us with profitable investment opportunities in the year 2000. As a number of "new economy" securities have risen to dizzying heights, the stocks of many solid companies have languished, creating investment opportunities for Mutual Shares Securities Fund. We believe that a number of industries feature attractive companies trading at low multiples and big discounts to their intrinsic value. We will concentrate our efforts on mining these overlooked sectors for what we believe will be tomorrow's gems. Among the areas in which we see compelling value are financials, especially finance companies, where rising interest rates have sent many companies' share prices sharply lower. Other sectors where we see opportunity include old media (i.e., newspapers, television broadcasting), auto parts suppliers and lodging. We also expect to profit by investing in bankrupt and distressed companies, a strategy we have long successfully employed.

While acknowledging the significant innovations brought about by technology and the Internet, we are unwilling to pay the incredible market valuations these companies now command. We realize that many once-great technology companies have vanished over the years, and that the technological winners of today may not sustain their leadership in the years ahead. With the Nasdaq 100 trading at over 100 times earnings, the wild optimism built into the recent prices does not allow for error or disappointment. We will not engage in this type of speculative investing. Instead, we will seek to determine the true present value of a business while attempting to purchase its securities at a meaningful discount. Of course, past results do not guarantee future performance. As always, we are mindful of each investment's risks as we focus on the downside as well as the upside potential, while striving to provide shareholders with the best risk-adjusted returns possible.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Mutual Shares Securities Fund - Class 1
$10,000 Investment (11/8/96 - 12/31/99)


This graph compares the performance of Mutual Shares Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of Lipper Annuity Growth & Income Funds Average and Lipper Growth & Income Funds Average from 11/8/96 - 12/31/99.

We are replacing the Lipper Growth & Income Funds Objective Average with the Lipper Annuity Growth & Income Funds Objective Average because the former is based on a peer group of mutual funds, while the latter is based on a peer group of annuity sub-accounts and better reflects the portfolio's performance.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                                                                         Lipper
                                                                         Annuity            Lipper
                               Mutual Shares                            Growth &           Growth &
                              Securities Fund -                        Income Funds      Income Funds
                                   Class 1             S&P 500           Average            Average
                 ------------------------------------------------------------------------------------
      11/08/1996                   $10,000              $10,000           $10,000            $10,000
      11/30/1996                   $10,110              $10,554           $10,470            $10,490
      12/31/1996                   $10,350              $10,345           $10,373            $10,381
      01/31/1997                   $10,620              $10,992           $10,823            $10,835
      02/28/1997                   $10,730              $11,078           $10,898            $10,892
      03/31/1997                   $10,420              $10,622           $10,517            $10,502
      04/30/1997                   $10,510              $11,257           $10,900            $10,891
      05/31/1997                   $10,890              $11,942           $11,564            $11,571
      06/30/1997                   $11,145              $12,477           $12,006            $12,018
      07/31/1997                   $11,685              $13,470           $12,866            $12,909
      08/31/1997                   $11,625              $12,716           $12,451            $12,467
      09/30/1997                   $12,115              $13,413           $13,075            $13,100
      10/31/1997                   $11,805              $12,965           $12,629            $12,636
      11/30/1997                   $11,915              $13,565           $12,962            $12,982
      12/31/1997                   $12,185              $13,798           $13,177            $13,201
      01/31/1998                   $12,135              $13,952           $13,202            $13,215
      02/28/1998                   $12,786              $14,958           $14,100            $14,124
      03/31/1998                   $13,196              $15,723           $14,752            $14,750
      04/30/1998                   $13,316              $15,882           $14,858            $14,849
      05/31/1998                   $13,196              $15,609           $14,565            $14,541
      06/30/1998                   $13,114              $16,243           $14,797            $14,784
      07/31/1998                   $12,655              $16,069           $14,413            $14,403
      08/31/1998                   $10,840              $13,745           $12,355            $12,281
      09/30/1998                   $10,799              $14,626           $13,016            $12,935
      10/31/1998                   $11,513              $15,816           $13,977            $13,884
      11/30/1998                   $12,105              $16,774           $14,681            $14,594
      12/31/1998                   $12,196              $17,740           $15,327            $15,244
      01/31/1999                   $12,319              $18,482           $15,606            $15,501
      02/28/1999                   $12,206              $17,907           $15,141            $15,025
      03/31/1999                   $12,594              $18,623           $15,662            $15,515
      04/30/1999                   $13,563              $19,344           $16,644            $16,431
      05/31/1999                   $13,583              $18,887           $16,454            $16,219
      06/30/1999                   $13,971              $19,936           $17,137            $16,922
      07/31/1999                   $13,612              $19,314           $16,654            $16,434
      08/31/1999                   $13,110              $19,217           $16,331            $16,093
      09/30/1999                   $12,775              $18,691           $15,797            $15,578
      10/31/1999                   $13,340              $19,874           $16,454            $16,282
      11/30/1999                   $13,507              $20,277           $16,668            $16,503
      12/31/1999                   $13,831              $21,471           $17,363            $17,251


TEMPLETON GLOBAL ASSET ALLOCATION FUND

At the close of the year under review, U.S. equity markets were in record territory. Much of the performance came in the year's final two months and was concentrated in a small number of technology and telecommunications equipment names. Recent data showed that the U.S. economy grew at a robust annualized rate of 5.7% in the third quarter of 1999 while the price index for gross domestic purchases, a measure of inflation, increased only 1.7% for the quarter.

However, the Federal Reserve Board (the Fed) kept a careful eye on the economy's heady growth. In November 1999, the Fed raised the federal funds target rate a third time for the year by 0.25%, to 5.5%, reversing their three interest rate cuts in the second half of 1998 and pushing the 30-year Treasury bond yield to more than 6.48% on December 31, 1999. Most likely as a result of the rising bond yields, the portfolio's U.S. insurance and health care stock holdings posted negative returns for the year, but on the flip side, they also were selling at valuations we believed were extremely inexpensive at the end of the period. In addition, we managed to find what we felt were some undervalued U.S. technology names such as 3Com Corp., Motorola Inc. and Compaq Computer Corp., and we expect to continue holding these for the foreseeable future.

In Europe, the Bloomberg 500 Index, a measure of European large-company stock performance, was up 40.7% for the year in local currency terms, but only 21.0% in U.S.-dollar terms, due to the euro's weakness. Despite such weakness, the euro's launch in January 1999 appeared to stimulate a massive increase in merger and


We are replacing the Lipper Income Funds Objective Average with the Lipper Annuity Income Funds Objective Average because the former is based on a peer group of mutual funds, while the latter is based on a peer group of annuity sub-accounts and better reflects the portfolio's performance. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Indexes' sources are Standard & Poor's Micropal and Lipper, Inc.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1
--------------------------------------------------------------------------------
1-Year                                                                   +13.40%

3-Year                                                                   +10.15%

Since Inception (11/8/96)                                                +10.86%

[PIE CHART]

ASSET ALLOCATION
Templeton Global Asset Allocation Fund
Based on Total Net Assets
12/31/99

Equity Securities                                                          72.0%
Fixed-Income Securities                                                    24.1%
Short-Term Investments & Other Net Assets                                   3.9%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP FIVE COUNTRY HOLDINGS
Templeton Global Asset Allocation Fund
12/31/99

                                                                      % OF TOTAL
TOP FIVE COUNTRIES                                                    NET ASSETS
--------------------------------------------------------------------------------
U.S.                                                                     18.1%

U.K.                                                                     14.0%

Hong Kong                                                                 6.2%

Japan                                                                     5.9%

Netherlands                                                               5.5%

TOP FIVE INDUSTRY BREAKDOWN
Templeton Global Asset Allocation Fund
12/31/99

                                                                      % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Multi-Industry                                                           8.8%

Metals & Mining                                                          5.5%

Electrical & Electronics                                                 5.4%

Insurance                                                                5.1%

Financial Services                                                       4.7%

acquisition activity, which increased 50% in 1999 to $1.5 trillion, and possibly will lead to improved corporate profitability as companies restructure to cut excess capacity and lower costs.

We remain positive about the prospects for European economic growth and corporate profits in 2000. However, we are somewhat cautious because European companies will need to operate in a more competitive environment as the euro creates price transparency and as markets continue to be deregulated and privatized. Yet, we expect some of the portfolio's top holdings including Koninklijke Philips Electronics NV, Invensys PLC, Akzo Nobel NV and Aventis SA to benefit from corporate restructurings in the year ahead.

Latin American markets came back strongly during the period, as the region benefited from the pickup in global economic growth and commodity prices' sharp rebound. Latin America's largest markets, as measured by the Mexican Bolsa and Brazilian Bovespa indexes, were up 90.4% and 76.6%, respectively, in U.S.-dollar terms for the year under review. Mexico benefited from oil-price strength as well as a robust U.S. economy, while lower domestic interest rates in Brazil apparently started to turn the economy around and stimulate flows into equities. In our opinion, the main risk to Latin American countries remained higher U.S. interest rates, which could take liquidity out of the equity markets. We therefore took some profits in holdings such as Brazilian bank Banco Bradesco SA and leading Mexican telephone services provider Telefonos de Mexico SA.

Finally in Japan, the Nikkei 225 Index posted a strong performance for the year under review, up more than 54.5% in U.S.-dollar terms. Perceptions that the Japanese economy finally had bottomed, evidence of real corporate restructuring and progress in the banking sector seemed to drive the market's results. In the Japanese banking sector, Fuji Bank, Dai-ichi Kangyo Bank and Industrial Bank of Japan agreed to merge, forming the world's largest bank by assets, and possibly beginning a series of much needed consolidation. In the near term, we feel that corporate downsizing and the yen's ongoing strength will hamper Japan's economic recovery. Accordingly, we stayed focused on those sectors we believed had the brightest outlooks, including retailers like Best Denki Co. Ltd. and Laox Co. Ltd. and companies focused on the domestic economy such as Makita Corp. and Seino Transportation Co. Ltd.

Due to the stronger world economy, global bond markets generally performed poorly during the 12 months under review, and the J.P. Morgan Global Government Bond Index declined 5.08% in U.S.-dollar terms.(1)


1. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Global Government Bond Index tracks the performance of government securities in several countries. The J.P. Morgan U.S. Government Bond Index tracks the performance of U.S. government securities. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the portfolio.

U.S. bonds led the overall decline in prices, as the domestic economy expanded for an eighth consecutive year -- the longest expansion in the nation's history. In response, the Fed raised interest rates three times, causing the 30-year Treasury bond to produce a 12.98% loss for the year, the biggest slump since regular bond sales began in 1977. For the period, the J.P. Morgan U.S. Government Bond Index posted a return of -2.88%.(1)

European bond markets fell throughout most of the reporting period as deregulation, restructuring and economic expansion took hold in much of the region. As a result of slumping bond prices, yields generally trended higher. The European Monetary Union Bond Index fell 16.89% and the U.K. Bond Index plunged following the Bank of England's interest rate increases in the second half of 1999. German, Italian, Spanish, Danish and Swedish bond prices also fell significantly in U.S.-dollar terms.

Most Asian bonds offered dismal returns in 1999, although Japan bucked the trend, returning 5.01% apparently as a result of investor expectations of an economic recovery, stable interest rates and a stronger yen. Elsewhere in the Pacific Rim, the dollar-bloc countries (Australia and New Zealand) realized vigorous economic growth, and despite plummeting bond prices in the second half of the reporting period, they remained slightly ahead of the disappointing U.S. and European results for the year.

Despite troubling economic developments in Ecuador and Brazil during the summer, Latin American economies generally continued to rally during the year, with Mexico's performing best, mainly due to its high level of trade and connections with the U.S. Latin American bonds, and emerging debt in general, fared relatively well, and the J.P. Morgan Emerging Market Bond Index Plus rose 26.0% in 1999.(2)

During the 12 months under review, we focused the portfolio's bond portion on intermediate- and long-term bonds in developed industrial markets, with a small amount in what we believed were the highest quality and most liquid bonds available in emerging markets. In our opinion, this combination offered the opportunity for higher long-term returns at the cost of modestly increased short-term volatility.

We trimmed our North American exposure during the second half of the year based on the belief there would be better opportunities for total return in emerging markets and Europe. In Europe, we added to our Italian holdings and initiated several Spanish holdings, while decreasing the portfolio's exposure to Belgium and Germany. We also reduced our stake in the Pacific Rim dollar-bloc countries (Australia and New Zealand) and added to Japan. The fixed-income assets allocated to emerging markets added


2. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Emerging Markets Bond Index tracks the performance of fixed income securities in several emerging markets. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the portfolio.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and J.P. Morgan.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return -- Class 1
--------------------------------------
1-Year                          -7.53%

3-Year                          +6.29%

Since Inception (5/1/95)        +9.68%

positively to its 1999 performance, and our Latin American stake nearly doubled over the year, most of which was invested in Mexico. Most of the portfolio's Latin American bonds were U.S. dollar-denominated sovereign Eurobonds with fixed coupons, issued by countries with strong repayment capacity.

Looking forward, the critical issue for global interest rates will be the balance between global growth and inflation, as we believe the world economic growth trend is clearly positive, and global inflation may pick up slightly in the near future. Although this is not considered an ideal environment for high-quality bonds, the management team believes a diversified global fixed-income portfolio should still perform positively in the intermediate term. We expect emerging markets bonds to continue to outperform into the first half of 2000, with some volatility, and feel these positions should offer superior returns during the next two to five years.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Templeton Global Asset Allocation Fund - Class 1
$10,000 Investments (5/1/95 - 12/31/99)

This graph compares the performance of Templeton Global Asset Allocation Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index and the J.P. Morgan Global Government Bond Index from 5/1/95 - 12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and J.P. Morgan.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                          Templeton
                          Global Asset                               JP Morgan
                           Allocation                                  Global
                             Fund -             MSCI World           Government
                             Class 1               Index             Bond Index
                 --------------------------------------------------------------
      05/01/1995              $10,000             $10,000              $10,000
      05/31/1995              $10,060             $10,085              $10,279
      06/30/1995              $10,120             $10,083              $10,343
      07/31/1995              $10,330             $10,590              $10,392
      08/31/1995              $10,280             $10,356              $10,103
      09/30/1995              $10,380             $10,660              $10,331
      10/31/1995              $10,310             $10,494              $10,432
      11/30/1995              $10,420             $10,860              $10,548
      12/31/1995              $10,690             $11,180              $10,679
      01/31/1996              $11,066             $11,384              $10,569
      02/29/1996              $11,137             $11,455              $10,508
      03/31/1996              $11,208             $11,648              $10,491
      04/30/1996              $11,411             $11,924              $10,453
      05/31/1996              $11,513             $11,936              $10,463
      06/30/1996              $11,569             $11,999              $10,555
      07/31/1996              $11,396             $11,577              $10,749
      08/31/1996              $11,640             $11,713              $10,794
      09/30/1996              $11,915             $12,173              $10,853
      10/31/1996              $12,047             $12,260              $11,069
      11/30/1996              $12,587             $12,950              $11,227
      12/31/1996              $12,810             $12,745              $11,148
      01/31/1997              $13,024             $12,900              $10,870
      02/28/1997              $13,136             $13,051              $10,794
      03/31/1997              $13,055             $12,795              $10,712
      04/30/1997              $13,085             $13,215              $10,652
      05/31/1997              $13,502             $14,034              $10,903
      06/30/1997              $14,009             $14,735              $11,027
      07/31/1997              $14,760             $15,416              $10,987
      08/31/1997              $14,655             $14,388              $10,973
      09/30/1997              $15,396             $15,171              $11,217
      10/31/1997              $14,342             $14,375              $11,455
      11/30/1997              $14,228             $14,632              $11,317
      12/31/1997              $14,311             $14,812              $11,305
      01/31/1998              $14,228             $15,228              $11,418
      02/28/1998              $15,020             $16,260              $11,503
      03/31/1998              $15,531             $16,949              $11,417
      04/30/1998              $15,563             $17,117              $11,592
      05/31/1998              $15,072             $16,905              $11,642
      06/30/1998              $14,712             $17,309              $11,674
      07/31/1998              $14,802             $17,283              $11,706
      08/31/1998              $12,510             $14,981              $12,030
      09/30/1998              $12,781             $15,249              $12,658
      10/31/1998              $13,662             $16,630              $12,941
      11/30/1998              $14,192             $17,622              $12,795
      12/31/1998              $14,305             $18,486              $13,036
      01/31/1999              $13,933             $18,893              $12,929
      02/28/1999              $13,413             $18,392              $12,497
      03/31/1999              $13,910             $19,161              $12,528
      04/30/1999              $14,983             $19,919              $12,524
      05/31/1999              $14,475             $19,194              $12,304
      06/30/1999              $15,039             $20,092              $12,098
      07/31/1999              $14,918             $20,035              $12,364
      08/31/1999              $14,842             $20,002              $12,396
      09/30/1999              $14,384             $19,811              $12,574
      10/31/1999              $14,321             $20,843              $12,559
      11/30/1999              $14,702             $21,432              $12,410
      12/31/1999              $15,397             $23,170              $12,374


PORTFOLIOS SEEKING INCOME

FRANKLIN HIGH INCOME FUND

The past year brought difficult conditions to the fixed-income markets. Strong U.S. economic growth, signs of recovery in most of the overseas financial markets and a weaker dollar characterized the period under review. In the U.S., stronger-than-anticipated growth renewed inflation fears, as the 30-year Treasury bond's yield rose from 5.10% at the beginning of the period to 6.48% on December 31, 1999. Within this environment, the corporate high yield market outperformed most other fixed-income asset classes. This resulted from high yield securities' lower correlation with interest-rate changes, compared with most other fixed-income asset classes. During the year, the fund underperformed its benchmark, the C.S. First Boston Global High Yield Index.

Our most significant sector allocation adjustment for the reporting period was an increase in the portfolio's telecommunications industry weighting. We made this

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

decision based on what we believed were the industry's solid fundamentals, as represented by global deregulation, technological convergence and consolidation. The portfolio benefited as telecommunications proceeded to outperform the overall high yield market for 1999. We focused on telecommunications companies with high quality networks, strong management teams and ready access to capital markets. Solid performers during the period included Intermedia Communications Inc. and Northeast Optic Network Inc.

Additionally, we maintained a significant weighting in the wireless communications industry, as increased usage drove industry revenues higher, despite pricing pressures. Notable industry performers during the period included Nextel Communications Inc., Rogers Cantel Mobile Inc. and Dobson/Sygnet Communications Co. We also initiated positions in VoiceStream Wireless Corp., a leading national provider, and Omnipoint Corp., which will be merged into VoiceStream in the first quarter of 2000.

We did not significantly alter other industry weightings within the portfolio. In cable television, we increased our weighting somewhat to take advantage of the potentially positive merger and acquisition environment, initiating new positions in Charter Communications Holdings LLC and United Pan-Europe Communications NV. We slightly reduced our allocation to the industrial segment, taking profits in such solid performers as Simonds Industries Inc. In industries such as media, which we feel offer firm growth potential and insulation from economic cycle volatility, we maintained comfortable weightings.

We focused on securities that we believe will benefit from positive corporate events and improving credit profiles. This philosophy translated into gains during the review period for several fund positions, among them Outdoor Systems Inc., RJR Nabisco Inc., RC/Arby's Corp., Ascent Entertainment Group Inc., Diamond Cable Communications Co., and Shoppers Food Warehouse Corp.

Looking forward, we maintain a positive outlook for both the high yield corporate bond market in general, and the portfolio in particular. We believe the Federal Reserve Board's (the Fed's) ability to successfully alleviate recessionary pressures will largely determine the financial markets' performance in 2000. Specifically, investors are looking to the Fed to engineer "soft landings." This means slowing the growth rate enough to prevent high inflation and interest rates, while, at the same time, maintaining enough momentum to prevent a recession. In our opinion, high yield securities should perform well going forward, despite recent inflationary data. We believe that in addition to solid economic fundamentals, high yield securities' attractive valuations and higher-than-average yield spreads compared to U.S. Treasury bonds should bolster their performance in the months ahead.

INDUSTRY BREAKDOWN
Franklin High Income Fund
12/31/99

                                                                      % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Telecommunications                                                     29.7%

Consumer Services                                                      21.5%

Process Industries                                                      8.7%

Transportation                                                          5.9%

Producer Manufacturing                                                  4.6%

Energy Minerals                                                         4.3%

Industrial Services                                                     4.2%

Consumer Non-Durables                                                   3.6%

Consumer Durables                                                       2.7%

Technology Services                                                     2.5%

Commercial Services                                                     2.3%

Electronic Technology                                                   2.1%

Finance                                                                 2.0%

Health Services                                                         1.3%

Utilities                                                               1.2%

Retail Trade                                                            1.2%

Cash & Equivalents                                                      2.2%

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Miropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1

1-Year                           -0.07%
5-Year                           +8.94%
10-Year                          +9.14%
Since Inception (1/24/89)        +8.45%

[PIE CHART]

INVESTMENT HOLDINGS
Franklin U.S. Government Fund
Based on Total Net Assets
12/31/99

Mortgage-Backed Securities 75.7%
Agency Notes & Bonds 21.5%
Cash & Equivalents 2.8%

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin High Income Fund -- Class 1
$10,000 Investment (1/1/90 -- 12/31/99)


This graph compares the performance of Franklin High Income Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the C.S. First Boston Global High Yield Index and the Consumer Price Index from 1/1/90 -12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                          Franklin              CS First
                         High Income          Boston Global
                            Fund -             High Yield
                            Class 1               Index            CPI
                   ------------------------------------------------------
        01/01/1990          $10,000              $10,000         $10,000
        01/31/1990           $9,793               $9,648         $10,103
        02/28/1990           $9,645               $9,470         $10,150
        03/31/1990           $9,797               $9,742         $10,206
        04/30/1990           $9,705               $9,783         $10,223
        05/31/1990           $9,766               $9,987         $10,246
        06/30/1990          $10,021              $10,301         $10,301
        07/31/1990          $10,246              $10,634         $10,341
        08/31/1990           $9,766              $10,143         $10,436
        09/30/1990           $9,133               $9,369         $10,523
        10/31/1990           $8,765               $9,134         $10,587
        11/30/1990           $8,959               $9,317         $10,610
        12/31/1990           $9,133               $9,362         $10,610
        01/31/1991           $9,225               $9,618         $10,674
        02/28/1991           $9,807              $10,449         $10,690
        03/31/1991          $10,154              $11,096         $10,706
        04/30/1991          $10,430              $11,557         $10,722
        05/31/1991          $10,522              $11,615         $10,754
        06/30/1991          $10,767              $11,919         $10,785
        07/31/1991          $11,024              $12,322         $10,801
        08/31/1991          $11,226              $12,546         $10,832
        09/30/1991          $11,371              $12,831         $10,880
        10/31/1991          $11,651              $13,256         $10,896
        11/30/1991          $11,786              $13,362         $10,928
        12/31/1991          $11,853              $13,459         $10,936
        01/31/1992          $12,233              $14,007         $10,952
        02/29/1992          $12,446              $14,347         $10,992
        03/31/1992          $12,614              $14,561         $11,048
        04/30/1992          $12,692              $14,573         $11,063
        05/31/1992          $12,871              $14,771         $11,079
        06/30/1992          $12,992              $14,917         $11,118
        07/31/1992          $13,239              $15,147         $11,142
        08/31/1992          $13,462              $15,356         $11,173
        09/30/1992          $13,567              $15,456         $11,204
        10/31/1992          $13,403              $15,295         $11,243
        11/30/1992          $13,661              $15,524         $11,259
        12/31/1992          $13,814              $15,700         $11,251
        01/31/1993          $14,072              $16,128         $11,306
        02/28/1993          $14,295              $16,448         $11,346
        03/31/1993          $14,506              $16,795         $11,386
        04/30/1993          $14,565              $16,890         $11,418
        05/31/1993          $14,706              $17,137         $11,434
        06/30/1993          $15,010              $17,447         $11,450
        07/31/1993          $15,120              $17,629         $11,450
        08/31/1993          $15,205              $17,779         $11,482
        09/30/1993          $15,205              $17,880         $11,506
        10/31/1993          $15,717              $18,207         $11,553
        11/30/1993          $15,814              $18,437         $11,561
        12/31/1993          $15,984              $18,669         $11,561
        01/31/1994          $16,325              $19,001         $11,592
        02/28/1994          $16,204              $19,030         $11,632
        03/31/1994          $15,437              $18,470         $11,671
        04/30/1994          $15,217              $18,223         $11,688
        05/31/1994          $15,266              $18,327         $11,696
        06/30/1994          $15,387              $18,204         $11,736
        07/31/1994          $15,362              $18,289         $11,767
        08/31/1994          $15,477              $18,421         $11,814
        09/30/1994          $15,528              $18,495         $11,846
        10/31/1994          $15,560              $18,508         $11,854
        11/30/1994          $15,457              $18,293         $11,870
        12/31/1994          $15,624              $18,487         $11,870
        01/31/1995          $15,880              $18,681         $11,917
        02/28/1995          $16,494              $19,140         $11,965
        03/31/1995          $16,660              $19,357         $12,005
        04/30/1995          $17,147              $19,786         $12,044
        05/31/1995          $17,620              $20,344         $12,068
        06/30/1995          $17,711              $20,479         $12,092
        07/31/1995          $17,958              $20,796         $12,092
        08/31/1995          $18,013              $20,854         $12,124
        09/30/1995          $18,205              $21,094         $12,148
        10/31/1995          $18,451              $21,328         $12,188
        11/30/1995          $18,396              $21,429         $12,180
        12/31/1995          $18,711              $21,701         $12,171
        01/31/1996          $19,068              $22,113         $12,243
        02/29/1996          $19,259              $22,230         $12,282
        03/31/1996          $19,122              $22,170         $12,346
        04/30/1996          $19,218              $22,290         $12,394
        05/31/1996          $19,369              $22,471         $12,418
        06/30/1996          $19,416              $22,520         $12,425
        07/31/1996          $19,612              $22,723         $12,449
        08/31/1996          $19,958              $22,970         $12,472
        09/30/1996          $20,440              $23,365         $12,512
        10/31/1996          $20,635              $23,562         $12,552
        11/30/1996          $21,012              $23,929         $12,576
        12/31/1996          $21,313              $24,396         $12,576
        01/31/1997          $21,448              $24,574         $12,616
        02/28/1997          $21,824              $25,036         $12,655
        03/31/1997          $21,283              $24,756         $12,687
        04/30/1997          $21,539              $24,976         $12,702
        05/31/1997          $22,035              $25,478         $12,695
        06/30/1997          $22,343              $25,824         $12,710
        07/31/1997          $22,935              $26,372         $12,725
        08/31/1997          $22,985              $26,514         $12,749
        09/30/1997          $23,445              $27,039         $12,781
        10/31/1997          $23,264              $27,037         $12,813
        11/30/1997          $23,544              $27,228         $12,806
        12/31/1997          $23,757              $27,476         $12,790
        01/31/1998          $24,086              $27,943         $12,814
        02/28/1998          $24,234              $28,161         $12,839
        03/31/1998          $24,514              $28,302         $12,863
        04/30/1998          $24,662              $28,514         $12,886
        05/31/1998          $24,645              $28,600         $12,910
        06/30/1998          $24,697              $28,660         $12,925
        07/31/1998          $24,860              $28,861         $12,941
        08/31/1998          $23,179              $26,901         $12,956
        09/30/1998          $23,161              $26,898         $12,972
        10/31/1998          $22,583              $26,363         $13,003
        11/30/1998          $24,047              $27,700         $13,003
        12/31/1998          $23,992              $27,636         $12,995
        01/31/1999          $24,263              $27,896         $13,026
        02/28/1999          $24,048              $27,837         $13,042
        03/31/1999          $24,283              $28,090         $13,081
        04/30/1999          $24,771              $28,711         $13,176
        05/31/1999          $24,246              $28,401         $13,176
        06/30/1999          $24,299              $28,415         $13,176
        07/31/1999          $24,282              $28,430         $13,216
        08/31/1999          $24,006              $28,177         $13,248
        09/30/1999          $23,749              $27,960         $13,311
        10/31/1999          $23,471              $27,823         $13,335
        11/30/1999          $23,983              $28,201         $13,343
        12/31/1999          $23,977              $28,542         $13,343

FRANKLIN U.S. GOVERNMENT FUND

The year 1999 saw rapid economic growth and a tight labor market, conditions in which inflation rose slightly, but still remained subdued by historical standards. For fixed-income investors, several factors combined to drive bond prices lower during the reporting period. In addition to strong U.S. economic growth, recovering international markets and rising commodity prices led to higher interest rates. For example, the 30-year Treasury bond yield increased from 5.10% at the beginning of the year under review, to 6.48% on December 31, 1999. Interest rates and bond prices move in an inverse relationship, so as interest rates rise, bond prices fall.

With improved national and international financial market conditions, the Federal Reserve Board (the Fed) feared that a labor shortage, reflected by December's unemployment rate decline to 4.1%, would put upward pressure on prices. In a pre-emptive measure to contain long-term inflation, the Fed raised the federal funds target rate three times during the year. This fully reversed all 75 basis points of 1998's easing, returning the federal funds rate to 5.5%.

Higher interest rates worked their way through the economy over the course of the year. For instance, the Federal Home Loan Mortgage Association (FHLMC or Freddie Mac) conforming 30-year fixed mortgage rate rose from 6.77% to 8.06% during the one-year period ended December 31, 1999. As mortgage rates rose, the incentive for homeowners to refinance their loans declined. This helped Government National Mortgage Association (GNMA or Ginnie Mae) mortgage pass-through securities to significantly outperform Treasury and U.S. government agency securities in 1999.

Going forward, we expect GNMA pass-through securities to continue to perform well. We also believe bond yields may fall again once the Fed completes its current interest-rate raising cycle. As of the end of the reporting period, the market was discounting 0.5% of Fed tightening by the middle of 2000. We will continue to manage Franklin U.S. Government Fund primarily as a mortgage income fund, emphasizing

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

GNMA and other agency mortgage pass-through securities for their potentially attractive income advantages compared with U.S. Treasury securities. Furthermore, the fund will continue to invest in non-mortgage securities, such as Treasury and U.S. government agency securities, for diversification purposes.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin U.S. Government Fund - Class 1
$10,000 Investment (1/1/90 - 12/31/99)


This graph compares the performance of Franklin U.S. Government Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index from 1/1/90 - 12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                     Franklin U.S.                 Lehman Brothers            CPI
                   Government Fund -            Intermediate Government
                        Class 1                      Bond Index
                   ---------------------------------------------------------------
      01/01/1990               $10,000              $10,000                 $10,000
      01/31/1990                $9,886               $9,938                 $10,103
      02/28/1990                $9,943               $9,975                 $10,150
      03/31/1990                $9,971               $9,987                 $10,206
      04/30/1990                $9,866               $9,953                 $10,223
      05/31/1990               $10,125              $10,166                 $10,246
      06/30/1990               $10,240              $10,299                 $10,301
      07/31/1990               $10,403              $10,443                 $10,341
      08/31/1990               $10,336              $10,406                 $10,436
      09/30/1990               $10,412              $10,498                 $10,523
      10/31/1990               $10,527              $10,644                 $10,587
      11/30/1990               $10,738              $10,805                 $10,610
      12/31/1990               $10,892              $10,954                 $10,610
      01/31/1991               $11,055              $11,067                 $10,674
      02/28/1991               $11,150              $11,134                 $10,690
      03/31/1991               $11,208              $11,195                 $10,706
      04/30/1991               $11,294              $11,311                 $10,722
      05/31/1991               $11,381              $11,374                 $10,754
      06/30/1991               $11,395              $11,383                 $10,785
      07/31/1991               $11,554              $11,506                 $10,801
      08/31/1991               $11,763              $11,725                 $10,832
      09/30/1991               $12,001              $11,924                 $10,880
      10/31/1991               $12,150              $12,060                 $10,896
      11/30/1991               $12,229              $12,201                 $10,928
      12/31/1991               $12,557              $12,498                 $10,936
      01/31/1992               $12,378              $12,378                 $10,952
      02/29/1992               $12,487              $12,416                 $10,992
      03/31/1992               $12,398              $12,366                 $11,048
      04/30/1992               $12,497              $12,478                 $11,063
      05/31/1992               $12,775              $12,664                 $11,079
      06/30/1992               $12,971              $12,846                 $11,118
      07/31/1992               $13,238              $13,093                 $11,142
      08/31/1992               $13,392              $13,226                 $11,173
      09/30/1992               $13,546              $13,409                 $11,204
      10/31/1992               $13,321              $13,248                 $11,243
      11/30/1992               $13,351              $13,193                 $11,259
      12/31/1992               $13,598              $13,364                 $11,251
      01/31/1993               $13,885              $13,612                 $11,306
      02/28/1993               $14,132              $13,812                 $11,346
      03/31/1993               $14,204              $13,863                 $11,386
      04/30/1993               $14,286              $13,972                 $11,418
      05/31/1993               $14,327              $13,934                 $11,434
      06/30/1993               $14,586              $14,136                 $11,450
      07/31/1993               $14,683              $14,164                 $11,450
      08/31/1993               $14,897              $14,375                 $11,482
      09/30/1993               $14,897              $14,434                 $11,506
      10/31/1993               $14,972              $14,469                 $11,553
      11/30/1993               $14,779              $14,396                 $11,561
      12/31/1993               $14,919              $14,455                 $11,561
      01/31/1994               $15,112              $14,599                 $11,592
      02/28/1994               $14,811              $14,399                 $11,632
      03/31/1994               $14,286              $14,188                 $11,671
      04/30/1994               $14,147              $14,096                 $11,688
      05/31/1994               $14,168              $14,106                 $11,696
      06/30/1994               $14,079              $14,109                 $11,736
      07/31/1994               $14,430              $14,294                 $11,767
      08/31/1994               $14,418              $14,335                 $11,814
      09/30/1994               $14,124              $14,216                 $11,846
      10/31/1994               $14,059              $14,219                 $11,854
      11/30/1994               $14,059              $14,155                 $11,870
      12/31/1994               $14,240              $14,202                 $11,870
      01/31/1995               $14,557              $14,433                 $11,917
      02/28/1995               $14,954              $14,712                 $11,965
      03/31/1995               $15,033              $14,793                 $12,005
      04/30/1995               $15,260              $14,964                 $12,044
      05/31/1995               $15,928              $15,386                 $12,068
      06/30/1995               $16,014              $15,485                 $12,092
      07/31/1995               $15,966              $15,492                 $12,092
      08/31/1995               $16,172              $15,621                 $12,124
      09/30/1995               $16,342              $15,726                 $12,148
      10/31/1995               $16,561              $15,899                 $12,188
      11/30/1995               $16,780              $16,093                 $12,180
      12/31/1995               $17,011              $16,252                 $12,171
      01/31/1996               $17,120              $16,388                 $12,243
      02/29/1996               $16,828              $16,215                 $12,282
      03/31/1996               $16,707              $16,140                 $12,346
      04/30/1996               $16,598              $16,093                 $12,394
      05/31/1996               $16,525              $16,085                 $12,418
      06/30/1996               $16,762              $16,249                 $12,425
      07/31/1996               $16,801              $16,300                 $12,449
      08/31/1996               $16,775              $16,318                 $12,472
      09/30/1996               $17,102              $16,528                 $12,512
      10/31/1996               $17,469              $16,799                 $12,552
      11/30/1996               $17,730              $17,002                 $12,576
      12/31/1996               $17,626              $16,911                 $12,576
      01/31/1997               $17,704              $16,975                 $12,616
      02/28/1997               $17,743              $17,002                 $12,655
      03/31/1997               $17,652              $16,905                 $12,687
      04/30/1997               $17,914              $17,096                 $12,702
      05/31/1997               $18,084              $17,230                 $12,695
      06/30/1997               $18,284              $17,378                 $12,710
      07/31/1997               $18,685              $17,699                 $12,725
      08/31/1997               $18,561              $17,632                 $12,749
      09/30/1997               $18,810              $17,824                 $12,781
      10/31/1997               $19,031              $18,033                 $12,813
      11/30/1997               $19,087              $18,072                 $12,806
      12/31/1997               $19,267              $18,219                 $12,790
      01/31/1998               $19,474              $18,456                 $12,814
      02/28/1998               $19,502              $18,435                 $12,839
      03/31/1998               $19,571              $18,492                 $12,863
      04/30/1998               $19,668              $18,581                 $12,886
      05/31/1998               $19,834              $18,709                 $12,910
      06/30/1998               $19,955              $18,835                 $12,925
      07/31/1998               $20,014              $18,906                 $12,941
      08/31/1998               $20,298              $19,264                 $12,956
      09/30/1998               $20,670              $19,712                 $12,972
      10/31/1998               $20,551              $19,746                 $13,003
      11/30/1998               $20,625              $19,685                 $13,003
      12/31/1998               $20,700              $19,762                 $12,995
      01/31/1999               $20,835              $19,850                 $13,026
      02/28/1999               $20,580              $19,579                 $13,042
      03/31/1999               $20,685              $19,708                 $13,081
      04/30/1999               $20,760              $19,761                 $13,176
      05/31/1999               $20,567              $19,640                 $13,176
      06/30/1999               $20,433              $19,668                 $13,176
      07/31/1999               $20,276              $19,670                 $13,216
      08/31/1999               $20,243              $19,697                 $13,248
      09/30/1999               $20,551              $19,867                 $13,311
      10/31/1999               $20,615              $19,907                 $13,335
      11/30/1999               $20,598              $19,920                 $13,343
      12/31/1999               $20,506              $19,859                 $13,343


FRANKLIN ZERO COUPON 2000 FUND
FRANKLIN ZERO COUPON 2005 FUND
FRANKLIN ZERO COUPON 2010 FUND

Many challenges faced fixed-income investors in 1999. Several factors combined to push bond prices lower during the year. Strong U.S. economic growth, recovering international markets and rising commodity prices led to higher interest rates during the period under review. For example, yield on the 10-year Treasury note, a good proxy for securities in the Zero Coupon 2010 Fund, increased from 4.69% at the beginning of the period under review, to 6.44% on December 31, 1999. Interest rates and bond prices move in an inverse relationship, so as interest rates rise, bond prices fall.

The U.S. economic expansion brought with it low unemployment and inflation, which although restrained by historical standards, was still slightly higher than 1998's. In an effort to prevent inflationary pressures from developing, the Federal Reserve Board took back all of late 1998's 0.75% easing, raising the federal funds target rate three times to 5.50% during the reporting period.

Franklin Zero Coupon Funds invest primarily in securities issued by government sponsored agencies. In our opinion, there is only the slightest amount of additional risk in these securities relative to direct obligations of the U.S. government. Due to the inverse relationship zero coupon bond prices have with interest rates, all three portfolios suffered from the rising interest rates during the year. Keep in mind that, with less than one year to target maturity, the Zero Coupon 2000 portfolio will become

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1

1-YEAR                           -0.94%

5-YEAR                           +7.57%

10-YEAR                          +7.45%

SINCE INCEPTION (3/14/89)        +7.40%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

The graph shows the Merrill Lynch Zero Coupon 5- and 1-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2000 target date. PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1

1-YEAR                           +3.07%

5-YEAR                           +7.96%

10-YEAR                          +8.23%

SINCE INCEPTION (3/14/89)        +8.62%

The graph shows the Merrill Lynch Zero Coupon 5- and 1-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2005 target date. PERFORMANCES SHOWN IN THE GRAPHS REFLECT ALL FUND OPERATING EXPENSES BUT DO NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Average Annual Total Return - Class 1

1-YEAR                           -5.88%

5-YEAR                           +9.11%

10-YEAR                          +8.88%

SINCE INCEPTION (3/14/89)        +9.63%

increasingly less sensitive to interest-rate changes, which will reduce the portfolio's risk but also diminish any chances for capital appreciation.

Normally, individual zero coupon bonds will return a fixed rate, if held to maturity. Zero coupon investments, therefore, can be attractive for relatively short-term investors and risk-averse, long-term investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow into or out of the portfolio, or vary with market conditions. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity.

Looking ahead, we believe inflation should remain subdued, making fixed-income investments attractive. Zero coupon bonds and our zero coupon portfolios, while subject to price fluctuation as a result of interest-rate volatility, can offer investors relatively certain returns if held to maturity. For each portfolio, we strive to maintain the weighted average maturity as close to the target maturity as possible so that the portfolio will mirror the features of a zero coupon bond.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Zero Coupon Fund - 2000
$10,000 Investment (1/1/90 - 12/31/99)

This graph compares the performance of Franklin Zero Coupon Fund - 2000, as tracked by the growth in value of a $10,000 investment, to that of the Merrill Lynch Zero Coupon 1-Year Bond Total Return Index, Merrill Lynch Zero Coupon 5-Year Bond Total Return Index and the Consumer Price Index from 1/1/90 - 12/31/99.

The graph shows the Merrill Lynch Zero Coupon 5- and 1-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2000 target date. Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                        Franklin Zero     Merrill Lynch      Merrill Lynch         CPI
                        Coupon Fund -      Zero Coupon        Zero Coupon
                             2000       1-Year Bond Total     5-Year Bond
                                           Return Index      Total Return
                                                                 Index
                        ----------------------------------------------------------------
       01/01/1990          $10,000            $10,000           $10,000         $10,000
       01/31/1990           $9,576            $10,044            $9,829         $10,103
       02/28/1990           $9,567            $10,105            $9,839         $10,150
       03/31/1990           $9,559            $10,164            $9,838         $10,206
       04/30/1990           $9,179            $10,215            $9,738         $10,223
       05/31/1990           $9,624            $10,332           $10,034         $10,246
       06/30/1990           $9,866            $10,415           $10,198         $10,301
       07/31/1990           $9,996            $10,523           $10,378         $10,341
       08/31/1990           $9,550            $10,592           $10,242         $10,436
       09/30/1990           $9,671            $10,660           $10,340         $10,523
       10/31/1990           $9,903            $10,763           $10,552         $10,587
       11/30/1990          $10,396            $10,849           $10,834         $10,610
       12/31/1990          $10,591            $10,954           $11,022         $10,610
       01/31/1991          $10,711            $11,052           $11,134         $10,674
       02/28/1991          $10,730            $11,126           $11,173         $10,690
       03/31/1991          $10,711            $11,207           $11,214         $10,706
       04/30/1991          $10,888            $11,297           $11,391         $10,722
       05/31/1991          $10,879            $11,363           $11,427         $10,754
       06/30/1991          $10,819            $11,406           $11,403         $10,785
       07/31/1991          $10,963            $11,494           $11,566         $10,801
       08/31/1991          $11,385            $11,606           $11,911         $10,832
       09/30/1991          $11,798            $11,696           $12,215         $10,880
       10/31/1991          $11,875            $11,793           $12,407         $10,896
       11/30/1991          $12,038            $11,906           $12,619         $10,928
       12/31/1991          $12,575            $12,041           $12,921         $10,936
       01/31/1992          $12,172            $12,083           $12,707         $10,952
       02/29/1992          $12,249            $12,123           $12,728         $10,992
       03/31/1992          $12,153            $12,136           $12,601         $11,048
       04/30/1992          $12,201            $12,247           $12,708         $11,063
       05/31/1992          $12,499            $12,311           $13,024         $11,079
       06/30/1992          $12,860            $12,389           $13,309         $11,118
       07/31/1992          $13,430            $12,492           $13,689         $11,142
       08/31/1992          $13,610            $12,536           $13,913         $11,173
       09/30/1992          $13,990            $12,623           $14,219         $11,204
       10/31/1992          $13,630            $12,604           $13,906         $11,243
       11/30/1992          $13,490            $12,620           $13,750         $11,259
       12/31/1992          $13,880            $12,706           $14,006         $11,251
       01/31/1993          $14,250            $12,796           $14,435         $11,306
       02/28/1993          $14,790            $12,845           $14,774         $11,346
       03/31/1993          $14,970            $12,879           $14,838         $11,386
       04/30/1993          $15,040            $12,935           $15,015         $11,418
       05/31/1993          $15,030            $12,930           $14,938         $11,434
       06/30/1993          $15,621            $12,993           $15,277         $11,450
       07/31/1993          $15,715            $13,031           $15,289         $11,450
       08/31/1993          $16,122            $13,093           $15,648         $11,482
       09/30/1993          $16,226            $13,130           $15,725         $11,506
       10/31/1993          $16,362            $13,160           $15,733         $11,553
       11/30/1993          $15,976            $13,186           $15,574         $11,561
       12/31/1993          $16,122            $13,240           $15,656         $11,561
       01/31/1994          $16,404            $13,299           $15,877         $11,592
       02/28/1994          $15,819            $13,276           $15,506         $11,632
       03/31/1994          $15,287            $13,276           $15,107         $11,671
       04/30/1994          $15,099            $13,266           $14,923         $11,688
       05/31/1994          $15,099            $13,300           $14,933         $11,696
       06/30/1994          $15,090            $13,351           $14,902         $11,736
       07/31/1994          $15,388            $13,438           $15,176         $11,767
       08/31/1994          $15,388            $13,494           $15,226         $11,814
       09/30/1994          $15,090            $13,509           $14,966         $11,846
       10/31/1994          $15,012            $13,557           $14,935         $11,854
       11/30/1994          $14,935            $13,543           $14,818         $11,870
       12/31/1994          $15,034            $13,588           $14,951         $11,870
       01/31/1995          $15,332            $13,736           $15,240         $11,917
       02/28/1995          $15,807            $13,875           $15,529         $11,965
       03/31/1995          $15,895            $13,967           $15,592         $12,005
       04/30/1995          $16,127            $14,058           $15,835         $12,044
       05/31/1995          $16,966            $14,216           $16,589         $12,068
       06/30/1995          $17,104            $14,295           $16,726         $12,092
       07/31/1995          $16,988            $14,349           $16,644         $12,092
       08/31/1995          $17,184            $14,452           $16,804         $12,124
       09/30/1995          $17,311            $14,490           $16,933         $12,148
       10/31/1995          $17,623            $14,578           $17,199         $12,188
       11/30/1995          $17,922            $14,677           $17,519         $12,180
       12/31/1995          $18,142            $14,769           $17,740         $12,171
       01/31/1996          $18,349            $14,863           $17,933         $12,243
       02/29/1996          $17,992            $14,887           $17,593         $12,282
       03/31/1996          $17,773            $14,919           $17,370         $12,346
       04/30/1996          $17,634            $14,961           $17,174         $12,394
       05/31/1996          $17,553            $15,027           $17,091         $12,418
       06/30/1996          $17,762            $15,106           $17,343         $12,425
       07/31/1996          $17,811            $15,176           $17,344         $12,449
       08/31/1996          $17,787            $15,260           $17,298         $12,472
       09/30/1996          $18,080            $15,359           $17,618         $12,512
       10/31/1996          $18,484            $15,476           $18,046         $12,552
       11/30/1996          $18,765            $15,567           $18,385         $12,576
       12/31/1996          $18,582            $15,596           $18,122         $12,576
       01/31/1997          $18,643            $15,675           $18,168         $12,616
       02/28/1997          $18,643            $15,731           $18,157         $12,655
       03/31/1997          $18,496            $15,764           $17,925         $12,687
       04/30/1997          $18,704            $15,866           $18,200         $12,702
       05/31/1997          $18,863            $15,972           $18,365         $12,695
       06/30/1997          $19,021            $16,054           $18,563         $12,710
       07/31/1997          $19,416            $16,176           $19,134         $12,725
       08/31/1997          $19,310            $16,224           $18,899         $12,749
       09/30/1997          $19,521            $16,315           $19,187         $12,781
       10/31/1997          $19,744            $16,413           $19,525         $12,813
       11/30/1997          $19,757            $16,453           $19,526         $12,806
       12/31/1997          $19,902            $16,545           $19,754         $12,790
       01/31/1998          $20,191            $16,654           $20,115         $12,814
       02/28/1998          $20,152            $16,683           $20,031         $12,839
       03/31/1998          $20,204            $16,754           $20,066         $12,863
       04/30/1998          $20,310            $16,840           $20,151         $12,886
       05/31/1998          $20,441            $16,916           $20,317         $12,910
       06/30/1998          $20,557            $16,994           $20,486         $12,925
       07/31/1998          $20,658            $17,072           $20,533         $12,941
       08/31/1998          $20,962            $17,216           $21,196         $12,956
       09/30/1998          $21,294            $17,373           $21,923         $12,972
       10/31/1998          $21,380            $17,463           $21,887         $13,003
       11/30/1998          $21,337            $17,506           $21,729         $13,003
       12/31/1998          $21,395            $17,577           $21,845         $12,995
       01/31/1999          $21,468            $17,639           $22,047         $13,026
       02/28/1999          $21,367            $17,654           $21,386         $13,042
       03/31/1999          $21,497            $17,746           $21,519         $13,081
       04/30/1999          $21,555            $17,806           $21,602         $13,176
       05/31/1999          $21,540            $17,856           $21,254         $13,176
       06/30/1999          $21,613            $17,920           $21,268         $13,176
       07/31/1999          $21,665            $17,977           $21,143         $13,216
       08/31/1999          $21,730            $18,052           $21,160         $13,248
       09/30/1999          $21,843            $18,155           $21,386         $13,311
       10/31/1999          $21,909            $18,228           $21,384         $13,335
       11/30/1999          $21,974            $18,282           $21,348         $13,343
       12/31/1999          $22,051            $18,340           $21,187         $13,343

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Zero Coupon Fund - 2005
$10,000 Investment (1/1/90 - 12/31/99)

This graph compares the performance of Franklin Zero Coupon Fund - 2005, as tracked by the growth in value of a $10,000 investment, to that of the Merrill Lynch Zero Coupon 5-Year Bond Total Return Index, the Merrill Lynch Zero Coupon 10-Year Bond Total Return Index and the Consumer Price Index from 1/1/90 - 12/31/99.

The graph shows the Merrill Lynch Zero Coupon 5- and 10-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2005 target date. Performances shown in the graphs reflect all fund operating expenses but do not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                          Franklin       Merrill Lynch      Merrill Lynch         CPI
                        Zero Coupon       Zero Coupon        Zero Coupon
                        Fund - 2005    5-Year Bond Total    10-Year Bond
                                          Return Index      Total Return
                                                                Index
                        --------------------------------------------------------------
      01/01/1990          $10,000            $10,000           $10,000         $10,000
      01/31/1990           $9,219             $9,829            $9,594         $10,103
      02/28/1990           $9,228             $9,839            $9,573         $10,150
      03/31/1990           $9,191             $9,838            $9,566         $10,206
      04/30/1990           $8,694             $9,738            $9,298         $10,223
      05/31/1990           $9,320            $10,034            $9,742         $10,246
      06/30/1990           $9,597            $10,198            $9,974         $10,301
      07/31/1990           $9,689            $10,378           $10,082         $10,341
      08/31/1990           $8,924            $10,242            $9,606         $10,436
      09/30/1990           $9,108            $10,340            $9,715         $10,523
      10/31/1990           $9,320            $10,552           $10,029         $10,587
      11/30/1990           $9,993            $10,834           $10,465         $10,610
      12/31/1990          $10,269            $11,022           $10,701         $10,610
      01/31/1991          $10,389            $11,134           $10,809         $10,674
      02/28/1991          $10,389            $11,173           $10,823         $10,690
      03/31/1991          $10,315            $11,214           $10,900         $10,706
      04/30/1991          $10,518            $11,391           $11,077         $10,722
      05/31/1991          $10,407            $11,427           $11,064         $10,754
      06/30/1991          $10,283            $11,403           $10,987         $10,785
      07/31/1991          $10,465            $11,566           $11,180         $10,801
      08/31/1991          $10,982            $11,911           $11,624         $10,832
      09/30/1991          $11,528            $12,215           $12,024         $10,880
      10/31/1991          $11,480            $12,407           $12,081         $10,896
      11/30/1991          $11,538            $12,619           $12,252         $10,928
      12/31/1991          $12,198            $12,921           $12,922         $10,936
      01/31/1992          $11,777            $12,707           $12,383         $10,952
      02/29/1992          $11,806            $12,728           $12,457         $10,992
      03/31/1992          $11,720            $12,601           $12,296         $11,048
      04/30/1992          $11,691            $12,708           $12,245         $11,063
      05/31/1992          $12,122            $13,024           $12,602         $11,079
      06/30/1992          $12,329            $13,309           $12,898         $11,118
      07/31/1992          $13,023            $13,689           $13,495         $11,142
      08/31/1992          $13,124            $13,913           $13,648         $11,173
      09/30/1992          $13,627            $14,219           $14,071         $11,204
      10/31/1992          $13,134            $13,906           $13,661         $11,243
      11/30/1992          $13,244            $13,750           $13,649         $11,259
      12/31/1992          $13,697            $14,006           $14,121         $11,251
      01/31/1993          $14,129            $14,435           $14,685         $11,306
      02/28/1993          $14,914            $14,774           $15,259         $11,346
      03/31/1993          $15,055            $14,838           $15,303         $11,386
      04/30/1993          $15,045            $15,015           $15,516         $11,418
      05/31/1993          $15,045            $14,938           $15,431         $11,434
      06/30/1993          $16,063            $15,277           $16,278         $11,450
      07/31/1993          $16,240            $15,289           $16,412         $11,450
      08/31/1993          $16,791            $15,648           $17,039         $11,482
      09/30/1993          $16,968            $15,725           $17,242         $11,506
      10/31/1993          $17,208            $15,733           $17,315         $11,553
      11/30/1993          $16,552            $15,574           $16,738         $11,561
      12/31/1993          $16,739            $15,656           $16,886         $11,561
      01/31/1994          $17,229            $15,877           $17,378         $11,592
      02/28/1994          $16,260            $15,506           $16,550         $11,632
      03/31/1994          $15,376            $15,107           $15,699         $11,671
      04/30/1994          $15,136            $14,923           $15,453         $11,688
      05/31/1994          $15,105            $14,933           $15,375         $11,696
      06/30/1994          $15,005            $14,902           $15,260         $11,736
      07/31/1994          $15,467            $15,176           $15,698         $11,767
      08/31/1994          $15,423            $15,226           $15,724         $11,814
      09/30/1994          $14,862            $14,966           $15,158         $11,846
      10/31/1994          $14,774            $14,935           $15,047         $11,854
      11/30/1994          $14,862            $14,818           $15,119         $11,870
      12/31/1994          $15,137            $14,951           $15,381         $11,870
      01/31/1995          $15,478            $15,240           $15,788         $11,917
      02/28/1995          $15,995            $15,529           $16,396         $11,965
      03/31/1995          $16,127            $15,592           $16,510         $12,005
      04/30/1995          $16,490            $15,835           $16,832         $12,044
      05/31/1995          $17,920            $16,589           $18,242         $12,068
      06/30/1995          $18,051            $16,726           $18,482         $12,092
      07/31/1995          $17,729            $16,644           $18,177         $12,092
      08/31/1995          $18,108            $16,804           $18,536         $12,124
      09/30/1995          $18,429            $16,933           $18,841         $12,148
      10/31/1995          $18,934            $17,199           $19,319         $12,188
      11/30/1995          $19,451            $17,519           $19,910         $12,180
      12/31/1995          $19,944            $17,740           $20,396         $12,171
      01/31/1996          $20,013            $17,933           $20,439         $12,243
      02/29/1996          $19,060            $17,593           $19,468         $12,282
      03/31/1996          $18,762            $17,370           $19,093         $12,346
      04/30/1996          $18,418            $17,174           $18,644         $12,394
      05/31/1996          $18,211            $17,091           $18,524         $12,418
      06/30/1996          $18,618            $17,343           $18,940         $12,425
      07/31/1996          $18,618            $17,344           $18,934         $12,449
      08/31/1996          $18,448            $17,298           $18,730         $12,472
      09/30/1996          $18,946            $17,618           $19,286         $12,512
      10/31/1996          $19,698            $18,046           $20,049         $12,552
      11/30/1996          $20,281            $18,385           $20,762         $12,576
      12/31/1996          $19,844            $18,122           $20,192         $12,576
      01/31/1997          $19,771            $18,168           $20,111         $12,616
      02/28/1997          $19,747            $18,157           $20,113         $12,655
      03/31/1997          $19,334            $17,925           $19,535         $12,687
      04/30/1997          $19,771            $18,200           $20,060         $12,702
      05/31/1997          $19,977            $18,365           $20,297         $12,695
      06/30/1997          $20,273            $18,563           $20,657         $12,710
      07/31/1997          $21,232            $19,134           $21,829         $12,725
      08/31/1997          $20,752            $18,899           $21,182         $12,749
      09/30/1997          $21,232            $19,187           $21,794         $12,781
      10/31/1997          $21,763            $19,525           $22,473         $12,813
      11/30/1997          $21,789            $19,526           $22,587         $12,806
      12/31/1997          $22,100            $19,754           $23,028         $12,790
      01/31/1998          $22,580            $20,115           $23,505         $12,814
      02/28/1998          $22,450            $20,031           $23,367         $12,839
      03/31/1998          $22,476            $20,066           $23,380         $12,863
      04/30/1998          $22,554            $20,151           $23,462         $12,886
      05/31/1998          $22,904            $20,317           $23,835         $12,910
      06/30/1998          $23,173            $20,486           $24,268         $12,925
      07/31/1998          $23,173            $20,533           $24,294         $12,941
      08/31/1998          $24,000            $21,196           $25,515         $12,956
      09/30/1998          $25,024            $21,923           $26,904         $12,972
      10/31/1998          $24,897            $21,887           $26,418         $13,003
      11/30/1998          $24,715            $21,729           $26,512         $13,003
      12/31/1998          $24,869            $21,845           $26,603         $12,995
      01/31/1999          $24,966            $22,047           $26,791         $13,026
      02/28/1999          $24,040            $21,386           $25,337         $13,042
      03/31/1999          $24,180            $21,519           $25,316         $13,081
      04/30/1999          $24,235            $21,602           $25,476         $13,176
      05/31/1999          $23,702            $21,254           $24,744         $13,176
      06/30/1999          $23,631            $21,268           $24,611         $13,176
      07/31/1999          $23,565            $21,143           $24,236         $13,216
      08/31/1999          $23,445            $21,160           $24,179         $13,248
      09/30/1999          $23,717            $21,386           $24,465         $13,311
      10/31/1999          $23,657            $21,384           $24,425         $13,335
      11/30/1999          $23,598            $21,348           $24,257         $13,343
      12/31/1999          $23,407            $21,187           $23,851         $13,343


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Franklin Zero Coupon Fund - 2010
$10,000 Investment (1/1/90 - 12/31/99)

This graph compares the performance of Franklin Zero Coupon Fund - 2010, as tracked by the growth in value of a $10,000 investment, to that of the Merrill Lynch Zero Coupon 10-Year Bond Total Return Index, the Merrill Lynch Zero Coupon 20-Year Bond Total Return Index and the Consumer Price Index from 1/1/90 - 12/31/99.

The graph shows the Merrill Lynch Zero Coupon 10- and 20-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2010 target date. Performances shown in the graphs reflect all fund operating expenses but do not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                            Franklin       Merrill Lynch      Merrill Lynch         CPI
                          Zero Coupon       Zero Coupon        Zero Coupon
                          Fund - 2010       10-Year Bond      20-Year Bond
                                         Total Return Index   Total Return
                                                                  Index
                          -------------------------------------------------------------
       01/01/1990          $10,000            $10,000           $10,000         $10,000
       01/31/1990           $9,113             $9,594            $9,248         $10,103
       02/28/1990           $9,070             $9,573            $9,041         $10,150
       03/31/1990           $8,957             $9,566            $8,955         $10,206
       04/30/1990           $8,314             $9,298            $8,423         $10,223
       05/31/1990           $9,145             $9,742            $9,247         $10,246
       06/30/1990           $9,529             $9,974            $9,628         $10,301
       07/31/1990           $9,592            $10,082            $9,588         $10,341
       08/31/1990           $8,537             $9,606            $8,532         $10,436
       09/30/1990           $8,743             $9,715            $8,709         $10,523
       10/31/1990           $8,922            $10,029            $8,962         $10,587
       11/30/1990           $9,708            $10,465            $9,769         $10,610
       12/31/1990          $10,057            $10,701           $10,027         $10,610
       01/31/1991          $10,209            $10,809           $10,232         $10,674
       02/28/1991          $10,173            $10,823           $10,140         $10,690
       03/31/1991          $10,048            $10,900           $10,214         $10,706
       04/30/1991          $10,289            $11,077           $10,398         $10,722
       05/31/1991          $10,066            $11,064           $10,279         $10,754
       06/30/1991           $9,829            $10,987           $10,072         $10,785
       07/31/1991          $10,008            $11,180           $10,283         $10,801
       08/31/1991          $10,647            $11,624           $10,891         $10,832
       09/30/1991          $11,249            $12,024           $11,453         $10,880
       10/31/1991          $11,080            $12,081           $11,273         $10,896
       11/30/1991          $10,977            $12,252           $11,367         $10,928
       12/31/1991          $11,842            $12,922           $12,285         $10,936
       01/31/1992          $11,409            $12,383           $11,750         $10,952
       02/29/1992          $11,447            $12,457           $11,803         $10,992
       03/31/1992          $11,400            $12,296           $11,611         $11,048
       04/30/1992          $11,240            $12,245           $11,402         $11,063
       05/31/1992          $11,851            $12,602           $11,884         $11,079
       06/30/1992          $11,865            $12,898           $11,917         $11,118
       07/31/1992          $12,574            $13,495           $12,719         $11,142
       08/31/1992          $12,644            $13,648           $12,676         $11,173
       09/30/1992          $12,853            $14,071           $12,782         $11,204
       10/31/1992          $12,384            $13,661           $12,516         $11,243
       11/30/1992          $12,724            $13,649           $12,809         $11,259
       12/31/1992          $13,322            $14,121           $13,352         $11,251
       01/31/1993          $13,602            $14,685           $13,791         $11,306
       02/28/1993          $14,390            $15,259           $14,639         $11,346
       03/31/1993          $14,689            $15,303           $14,536         $11,386
       04/30/1993          $14,540            $15,516           $14,715         $11,418
       05/31/1993          $14,630            $15,431           $14,858         $11,434
       06/30/1993          $15,554            $16,278           $16,023         $11,450
       07/31/1993          $16,076            $16,412           $16,724         $11,450
       08/31/1993          $16,897            $17,039           $17,801         $11,482
       09/30/1993          $17,035            $17,242           $17,744         $11,506
       10/31/1993          $17,366            $17,315           $18,070         $11,553
       11/30/1993          $16,652            $16,738           $17,342         $11,561
       12/31/1993          $16,715            $16,886           $17,281         $11,561
       01/31/1994          $17,387            $17,378           $17,972         $11,592
       02/28/1994          $16,182            $16,550           $16,739         $11,632
       03/31/1994          $15,212            $15,699           $15,686         $11,671
       04/30/1994          $14,957            $15,453           $15,281         $11,688
       05/31/1994          $14,722            $15,375           $14,813         $11,696
       06/30/1994          $14,532            $15,260           $14,578         $11,736
       07/31/1994          $15,286            $15,698           $15,502         $11,767
       08/31/1994          $14,978            $15,724           $15,033         $11,814
       09/30/1994          $14,281            $15,158           $14,187         $11,846
       10/31/1994          $14,184            $15,047           $14,105         $11,854
       11/30/1994          $14,435            $15,119           $14,449         $11,870
       12/31/1994          $14,881            $15,381           $14,986         $11,870
       01/31/1995          $15,270            $15,788           $15,564         $11,917
       02/28/1995          $15,727            $16,396           $16,052         $11,965
       03/31/1995          $15,887            $16,510           $16,251         $12,005
       04/30/1995          $16,321            $16,832           $16,611         $12,044
       05/31/1995          $18,344            $18,242           $19,020         $12,068
       06/30/1995          $18,434            $18,482           $19,277         $12,092
       07/31/1995          $17,951            $18,177           $18,733         $12,092
       08/31/1995          $18,481            $18,536           $19,474         $12,124
       09/30/1995          $18,929            $18,841           $20,037         $12,148
       10/31/1995          $19,812            $19,319           $21,152         $12,188
       11/30/1995          $20,483            $19,910           $21,947         $12,180
       12/31/1995          $21,249            $20,396           $22,964         $12,171
       01/31/1996          $21,202            $20,439           $22,743         $12,243
       02/29/1996          $19,576            $19,468           $20,647         $12,282
       03/31/1996          $19,105            $19,093           $19,858         $12,346
       04/30/1996          $18,599            $18,644           $19,139         $12,394
       05/31/1996          $18,422            $18,524           $19,141         $12,418
       06/30/1996          $18,990            $18,940           $19,807         $12,425
       07/31/1996          $18,952            $18,934           $19,756         $12,449
       08/31/1996          $18,533            $18,730           $19,102         $12,472
       09/30/1996          $19,282            $19,286           $20,054         $12,512
       10/31/1996          $20,361            $20,049           $21,373         $12,552
       11/30/1996          $21,300            $20,762           $22,699         $12,576
       12/31/1996          $20,678            $20,192           $21,649         $12,576
       01/31/1997          $20,373            $20,111           $21,256         $12,616
       02/28/1997          $20,335            $20,113           $21,201         $12,655
       03/31/1997          $19,726            $19,535           $20,204         $12,687
       04/30/1997          $20,361            $20,060           $21,028         $12,702
       05/31/1997          $20,614            $20,297           $21,300         $12,695
       06/30/1997          $21,062            $20,657           $22,000         $12,710
       07/31/1997          $22,685            $21,829           $24,513         $12,725
       08/31/1997          $21,752            $21,182           $23,109         $12,749
       09/30/1997          $22,549            $21,794           $24,305         $12,781
       10/31/1997          $23,428            $22,473           $25,757         $12,813
       11/30/1997          $23,617            $22,587           $26,483         $12,806
       12/31/1997          $24,104            $23,028           $27,205         $12,790
       01/31/1998          $24,699            $23,505           $27,824         $12,814
       02/28/1998          $24,469            $23,367           $27,405         $12,839
       03/31/1998          $24,483            $23,380           $27,543         $12,863
       04/30/1998          $24,537            $23,462           $27,538         $12,886
       05/31/1998          $25,118            $23,835           $28,425         $12,910
       06/30/1998          $25,718            $24,268           $29,645         $12,925
       07/31/1998          $25,588            $24,294           $29,208         $12,941
       08/31/1998          $26,862            $25,515           $31,162         $12,956
       09/30/1998          $28,224            $26,904           $32,103         $12,972
       10/31/1998          $27,514            $26,418           $30,776         $13,003
       11/30/1998          $27,615            $26,512           $31,959         $13,003
       12/31/1998          $27,587            $26,603           $31,552         $12,995
       01/31/1999          $27,747            $26,791           $31,961         $13,026
       02/28/1999          $26,154            $25,337           $29,437         $13,042
       03/31/1999          $26,211            $25,316           $29,110         $13,081
       04/30/1999          $26,240            $25,476           $29,178         $13,176
       05/31/1999          $25,429            $24,744           $28,500         $13,176
       06/30/1999          $25,155            $24,611           $27,789         $13,176
       07/31/1999          $25,019            $24,236           $27,378         $13,216
       08/31/1999          $24,731            $24,179           $27,101         $13,248
       09/30/1999          $25,033            $24,465           $27,219         $13,311
       10/31/1999          $24,795            $24,425           $27,231         $13,335
       11/30/1999          $24,651            $24,257           $27,012         $13,343
       12/31/1999          $24,211            $23,851           $26,139         $13,343

TEMPLETON GLOBAL INCOME SECURITIES FUND
During the year under review, a booming U.S. economy, renewed European economic growth, a surprising strengthening of Asian economies -- especially Japan's -- and an upswing in the economies of many Latin American nations all contributed to concerns about inflation and rising interest rates. Global bond markets generally performed poorly, and the J.P. Morgan Global Government Bond Index declined 5.08% in U.S. dollar terms.(1)

The U.S. led the overall decline in bond prices, as the domestic economy expanded for an eighth consecutive year -- the longest expansion in the nation's history. Although the Consumer Price Index (CPI), a commonly used inflation gauge, was not much above the five-year average, the U.S. Federal Reserve Board (the Fed) raised interest rates on three separate occasions in an effort to cool the buoyant economy. Despite the Fed's credit tightening maneuvers, the economy, as measured by gross domestic product (GDP), continued at a blistering 5.70% annualized rate through the third quarter. The 30-year Treasury bond produced a -12.98% total return for the year, and the J.P. Morgan U.S. Government Bond Index posted a return of -2.88% for the one-year period.(1)

European bond markets fell throughout most of the reporting period as deregulation, restructuring and economic expansion took hold in much of the region. The European Monetary Union's (EMU) new currency, the euro, plummeted 14% against the U.S. dollar when it was introduced, but regained the lost ground and by the end of

The graph shows the Merrill Lynch Zero Coupon 10- and 20-Year Bond Total Return Indexes, reflecting the portfolio's changing composition as it moves toward its 2010 target date. PERFORMANCES SHOWN IN THE GRAPHS REFLECT ALL FUND OPERATING EXPENSES BUT DO NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

shares.
Average Annual Total Return - Class 1

1-YEAR                           -12.24%

5-YEAR                           +10.22%

10-YEAR                          +9.25%

SINCE INCEPTION (3/14/89)        +10.04%


(1). Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Global Government Bond Index tracks the performance of government securities in several countries. The J.P. Morgan U.S. Government Bond Index tracks the performance of U.S. government securities. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the portfolio.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Templeton Global Income Securities Fund
Based on Total Net Assets 12/31/99

Europe                        47.8%
North America                 23.8%
Latin America                 14.6%
Australia/New Zealand         7.0%
Asia                          5.4%
Short-Term Investments &
     Other Net Assets         1.4%

the year, was being hailed as a catalyst that would harmonize European markets.(2) As a result of slumping bond prices, yields generally trended higher. The EMU Bond Index fell 16.84% and the U.K. Bond Index plunged following the Bank of England's interest rate increases in the second half of 1999. German, Italian, Spanish, Danish and Swedish bond prices also fell significantly.

In Asia, many nations recovered from their economic woes of previous years, and the Japanese economy bounced back impressively after a decade in the doldrums. Although most foreign bonds offered dismal returns in 1999, Japan's bucked the trend, returning 5.01% apparently as a result of investor expectations of an economic recovery, stable interest rates and a stronger yen. For the year under review, the yen was up 29% against the euro and 10% against the U.S. dollar. However, the Japanese bond market slid toward the end of the reporting period amid concerns surrounding the larger-than-expected magnitude of the government's fiscal package for the fourth quarter, coupled with the possibility that Moody's, an independent credit rating agency, might downgrade Japanese government debt. Elsewhere in the Pacific Rim, the dollar-bloc countries (Australia and New Zealand) realized vigorous economic growth, and despite plummeting bond prices in the second half of the reporting period, they remained slightly ahead of disappointing U.S. and European results for the year.

Despite troubling economic developments in Ecuador and Brazil during the summer, Latin American economies generally continued to rally during the year, with Mexico's, due to its high level of trade and connections with the U.S., performing best. Latin American bonds, and emerging debt in general, fared relatively well and the J.P. Morgan Emerging Market Bond Index Plus rose 26.0% in 1999.(3)

During the 12 months under review, we attempted to maximize the portfolio's return by allocating about 80%-90% of total net assets to intermediate- and long-term bonds in developed markets, and about 10%-20% to what we believed to be the highest quality and most liquid bonds available in emerging markets. In our opinion, this combination offered the opportunity for higher long-term returns at the cost of modestly increased short-term volatility.

At the beginning of the reporting period, 42.9% of the portfolio's total net assets were dedicated to North American issues. By the end of the year, we trimmed our position

2. European Union countries which have formed a single market during the 1990s include: Germany, France, Britain, Italy, Spain, Netherlands, Belgium, Sweden, Austria, Portugal, Greece, Denmark, Finland, Ireland and Luxembourg. In principle, the deciding issues for gaining entry into Europe's common market are whether a country has adopted the institutions and laws to support both democracy and an open market economy. The common currency, the euro, has yet to be adopted by the following members: Britain, Sweden, Denmark and Greece.

3. Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. The J.P. Morgan Emerging Markets Bond Index tracks the performance of fixed income securities in several emerging markets. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the portfolio.

to just under 23.8% because we believed there would be better opportunities for total return in emerging markets and Europe. In Europe, we added to our German, Italian and Spanish holdings and decreased the portfolio's exposure to Belgium. We also reduced the portfolio's stake in the Pacific Rim dollar-bloc countries (Australia and New Zealand) by 1.1% of total net assets and initiated approximately 4.8% in Japan. Our Latin American stake nearly doubled over the year, from 8.7% to 14.6% of total net assets, most of which was invested in Mexico. Most Latin American bonds in the portfolio were U.S. dollar-denominated sovereign Eurobonds with fixed coupons, issued by countries with strong repayment capacity. The portfolio's allocation to emerging markets added positively to its 1999 performance.

Looking forward, the critical issue for global interest rates will be the balance between global growth and inflation. Although U.S. economic growth may decrease slightly, we believe that the trend in world economic growth is clearly positive, and global inflation may pick up somewhat in the near future. While not considered an ideal environment for high-quality bonds, the management team believes a diversified global fixed-income portfolio should still perform positively in the intermediate term. We expect emerging markets bonds to outperform into the first half of 2000, despite some volatility, and find these positions should offer superior returns during the next two to five years.

[LINE GRAPH]

TOTAL RETURN INDEX COMPARISON
Templeton Global Income Securities Fund - Class 1
$10,000 Investment (1/1/90-12/31/99)


This graph compares the performance of the Templeton Global Income Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index and the Consumer Price Index from 1/1/90 -12/31/99.

Performance shown reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity or life insurance contracts that use the Franklin Templeton Variable Insurance Products Trust. If they had been included, performance would have been lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges.
Index sources are J.P. Morgan and Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, you may have a gain or loss when you sell your shares.

                            Templeton Global    J.P. Morgan Global Government      CPI
                           Income Securities              Bond Index
                             Fund - Class 1
                           --------------------------------------------------------------
          01/01/1990            $10,000             $10,000                       $10,000
          01/31/1990             $9,991              $9,851          1.03%        $10,103
          02/28/1990             $9,927              $9,744          0.47%        $10,150
          03/31/1990            $10,032              $9,685          0.55%        $10,206
          04/30/1990            $10,013              $9,647          0.16%        $10,223
          05/31/1990            $10,190              $9,955          0.23%        $10,246
          06/30/1990            $10,479             $10,135          0.54%        $10,301
          07/31/1990            $10,731             $10,433          0.38%        $10,341
          08/31/1990            $10,638             $10,352          0.92%        $10,436
          09/30/1990            $10,629             $10,449          0.84%        $10,523
          10/31/1990            $10,694             $10,861          0.60%        $10,587
          11/30/1990            $10,871             $11,053          0.22%        $10,610
          12/31/1990            $10,983             $11,176          0.00%        $10,610
          01/31/1991            $11,113             $11,429          0.60%        $10,674
          02/28/1991            $11,356             $11,440          0.15%        $10,690
          03/31/1991            $11,113             $11,083          0.15%        $10,706
          04/30/1991            $11,272             $11,217          0.15%        $10,722
          05/31/1991            $11,402             $11,226          0.30%        $10,754
          06/30/1991            $11,307             $11,076          0.29%        $10,785
          07/31/1991            $11,532             $11,311          0.15%        $10,801
          08/31/1991            $11,572             $11,546          0.29%        $10,832
          09/30/1991            $11,878             $11,967          0.44%        $10,880
          10/31/1991            $12,035             $12,085          0.15%        $10,896
          11/30/1991            $12,015             $12,282          0.29%        $10,928
          12/31/1991            $12,338             $12,902          0.07%        $10,936
          01/31/1992            $12,315             $12,649          0.15%        $10,952
          02/29/1992            $12,319             $12,613          0.36%        $10,992
          03/31/1992            $12,329             $12,496          0.51%        $11,048
          04/30/1992            $12,446             $12,600          0.14%        $11,063
          05/31/1992            $12,691             $12,958          0.14%        $11,079
          06/30/1992            $12,688             $13,311          0.36%        $11,118
          07/31/1992            $12,821             $13,605          0.21%        $11,142
          08/31/1992            $12,668             $13,967          0.28%        $11,173
          09/30/1992            $12,074             $13,953          0.28%        $11,204
          10/31/1992            $12,330             $13,605          0.35%        $11,243
          11/30/1992            $12,125             $13,363          0.14%        $11,259
          12/31/1992            $12,289             $13,490         -0.07%        $11,251
          01/31/1993            $12,381             $13,718          0.49%        $11,306
          02/28/1993            $12,565             $13,939          0.35%        $11,346
          03/31/1993            $12,944             $14,154          0.35%        $11,386
          04/30/1993            $13,334             $14,411          0.28%        $11,418
          05/31/1993            $13,549             $14,503          0.14%        $11,434
          06/30/1993            $13,520             $14,515          0.14%        $11,450
          07/31/1993            $13,563             $14,521          0.00%        $11,450
          08/31/1993            $13,865             $14,951          0.28%        $11,482
          09/30/1993            $13,822             $15,109          0.21%        $11,506
          10/31/1993            $14,145             $15,101          0.41%        $11,553
          11/30/1993            $13,865             $14,991          0.07%        $11,561
          12/31/1993            $14,339             $15,144          0.00%        $11,561
          01/31/1994            $14,608             $15,287          0.27%        $11,592
          02/28/1994            $14,275             $15,119          0.34%        $11,632
          03/31/1994            $13,844             $15,050          0.34%        $11,671
          04/30/1994            $13,833             $15,038          0.14%        $11,688
          05/31/1994            $13,887             $14,914          0.07%        $11,696
          06/30/1994            $13,332             $15,091          0.34%        $11,736
          07/31/1994            $13,544             $15,233          0.27%        $11,767
          08/31/1994            $13,656             $15,194          0.40%        $11,814
          09/30/1994            $13,645             $15,269          0.27%        $11,846
          10/31/1994            $13,725             $15,497          0.07%        $11,854
          11/30/1994            $13,725             $15,302          0.13%        $11,870
          12/31/1994            $13,624             $15,338          0.00%        $11,870
          01/31/1995            $13,535             $15,648          0.40%        $11,917
          02/28/1995            $13,747             $16,051          0.40%        $11,965
          03/31/1995            $13,993             $16,868          0.33%        $12,005
          04/30/1995            $14,306             $17,137          0.33%        $12,044
          05/31/1995            $14,652             $17,615          0.20%        $12,068
          06/30/1995            $14,718             $17,725          0.20%        $12,092
          07/31/1995            $14,811             $17,809          0.00%        $12,092
          08/31/1995            $14,625             $17,314          0.26%        $12,124
          09/30/1995            $14,950             $17,704          0.20%        $12,148
          10/31/1995            $15,194             $17,877          0.33%        $12,188
          11/30/1995            $15,322             $18,076         -0.07%        $12,180
          12/31/1995            $15,624             $18,300         -0.07%        $12,171
          01/31/1996            $15,554             $18,112          0.59%        $12,243
          02/29/1996            $15,368             $18,007          0.32%        $12,282
          03/31/1996            $15,415             $17,979          0.52%        $12,346
          04/30/1996            $15,531             $17,913          0.39%        $12,394
          05/31/1996            $15,612             $17,931          0.19%        $12,418
          06/30/1996            $15,822             $18,088          0.06%        $12,425
          07/31/1996            $15,885             $18,420          0.19%        $12,449
          08/31/1996            $16,086             $18,497          0.19%        $12,472
          09/30/1996            $16,338             $18,599          0.32%        $12,512
          10/31/1996            $16,665             $18,968          0.32%        $12,552
          11/30/1996            $17,067             $19,239          0.19%        $12,576
          12/31/1996            $17,130             $19,105          0.00%        $12,576
          01/31/1997            $16,916             $18,627          0.32%        $12,616
          02/28/1997            $16,841             $18,498          0.31%        $12,655
          03/31/1997            $16,778             $18,358          0.25%        $12,687
          04/30/1997            $16,866             $18,254          0.12%        $12,702
          05/31/1997            $17,004             $18,685         -0.06%        $12,695
          06/30/1997            $17,188             $18,897          0.12%        $12,710
          07/31/1997            $17,310             $18,828          0.12%        $12,725
          08/31/1997            $17,256             $18,805          0.19%        $12,749
          09/30/1997            $17,581             $19,222          0.25%        $12,781
          10/31/1997            $17,364             $19,630          0.25%        $12,813
          11/30/1997            $17,432             $19,394         -0.06%        $12,806
          12/31/1997            $17,554             $19,373         -0.12%        $12,790
          01/31/1998            $17,757             $19,567          0.19%        $12,814
          02/28/1998            $17,933             $19,712          0.19%        $12,839
          03/31/1998            $18,014             $19,564          0.19%        $12,863
          04/30/1998            $18,055             $19,865          0.18%        $12,886
          05/31/1998            $18,028             $19,951          0.18%        $12,910
          06/30/1998            $18,023             $20,006          0.12%        $12,925
          07/31/1998            $18,067             $20,061          0.12%        $12,941
          08/31/1998            $17,293             $20,615          0.12%        $12,956
          09/30/1998            $18,213             $21,691          0.12%        $12,972
          10/31/1998            $18,593             $22,177          0.24%        $13,003
          11/30/1998            $18,753             $21,927          0.00%        $13,003
          12/31/1998            $18,797             $22,340         -0.06%        $12,995
          01/31/1999            $18,841             $22,156          0.24%        $13,026
          02/28/1999            $18,169             $21,416          0.12%        $13,042
          03/31/1999            $18,271             $21,469          0.30%        $13,081
          04/30/1999            $18,388             $21,463          0.73%        $13,176
          05/31/1999            $17,994             $21,086          0.00%        $13,176
          06/30/1999            $17,818             $20,733          0.00%        $13,176
          07/31/1999            $17,898             $21,188          0.30%        $13,216
          08/31/1999            $17,712             $21,243          0.24%        $13,248
          09/30/1999            $17,851             $21,549          0.48%        $13,311
          10/31/1999            $17,774             $21,522          0.18%        $13,335
          11/30/1999            $17,603             $21,266          0.06%        $13,343
          12/31/1999            $17,710             $21,205          0.00%        $13,343


PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME

FRANKLIN MONEY MARKET FUND

During the year under review, the domestic economy expanded at a very strong pace. Real gross domestic product (GDP) growth for the first three quarters of the portfolio's fiscal year averaged 3.8%, and most projections for the final quarter ended in December were also well above the Federal Reserve Board's (the Fed's) long-term target of 3.0%. Increasing wages, tight labor markets and higher equity and real estate prices apparently helped spur consumer spending during the period. A manufacturing

PERFORMANCE SHOWN REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are J.P. Morgan and Standard & Poor's Micropal.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Average Annual Total Return - Class 1

1-Year                           -5.79%

5-Year                           +5.39%

10-Year                          +5.88%

Since Inception (1/24/89)        +6.23%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 57.

TOP 10 HOLDINGS
Franklin Money Market Fund
12/31/99

                                  % OF TOTAL
SECURITY NAME                     NET ASSETS
-------------                     ----------
U.S. Treasury Repo                      9.9%

Federal Home Loan
Mortgage Corp.                          6.7%

Bank of Montreal,
Chicago Branch                          4.0%

General Mills                           4.0%

Bellsouth
Telecommunications Inc.                 4.0%

Walt Disney Co.                         4.0%

Chevron U.K
Investment PLC                          4.0%

Morgan Stanley
Dean Witter & Co.                       4.0%

Minnesota Mining &
Manufacturing Co.                       4.0%

General Electric Capital Corp.          4.0%

sector rebound and an improving international environment also contributed to the stronger economy.

The combination of robust domestic and overseas growth caused the inflation rate to increase during the period. Inflation as measured by the change in the Consumer Price Index (CPI) rose from 1.7% in January to 2.7% in December. Probably in response to the strong growth and higher inflation, the Fed increased the federal funds target rate 0.75% between June and November, bringing the rate from 4.75% to 5.50%. In turn, bond prices fell but their yields rose, a positive outcome for money market investors.

Robust domestic demand coupled with stronger international economies and the potential for higher inflation will likely keep the Fed on alert for further tightening. Despite three short-term interest rate increases engineered by the Fed, the U.S. economy showed no signs of weakening as it entered the new millennium. Until the economy begins to slow, more Fed tightening is possible.

We continue to invest the portfolio's assets in only the highest quality money market securities. For example, at the end of the reporting period more than 75% of the portfolio's positions carried long-term credit ratings of AA or higher by Standard & Poor's and Moody's, two independent credit rating agencies, with the balance rated A. Consistent with the portfolio's objective of providing shareholders with a higher quality and conservative investment vehicle, we do not invest the portfolio's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

IMPORTANT ENDNOTES TO
PERFORMANCE INFORMATION

Total return of the portfolio is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the portfolios may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the portfolios. First, unlike the portfolios, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the portfolios are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the portfolio to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

REPORT OF SPECIAL MEETINGS OF SHAREHOLDERS

At Special Meetings on February 8, 2000, the shareholders of Franklin Small Cap, Templeton Developing Markets Equity, Templeton Global Asset Allocation, and Templeton International Equity Funds, each a series of Franklin Templeton Variable Insurance Products Trust (VIP), approved new investment advisory agreements, and changes to, and elimination of, certain of the fundamental investment restrictions, to be effective as of May 1, 2000.

In addition, shareholders of Franklin Rising Dividends Securities Fund, a series of VIP, approved a modification of the fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure, and changes to, and elimination of, certain of the fund's other fundamental investment restrictions, to be effective as of May 1, 2000.

The VIP Board of Trustees approved name changes for several of the VIP funds which will also take effect, as of May 1, 2000.

YOUR CURRENT VIP FUND NAME                        NEW VIP FUND NAME AS OF MAY 1, 2000
Templeton Global Asset Allocation Fund            Templeton Asset Strategy Fund

Templeton Developing Markets Equity Fund          Templeton Developing Markets Securities Fund

Templeton International Equity Fund               Templeton International Securities Fund

Templeton Pacific Growth Fund                     Templeton Pacific Growth Securities Fund

At the Special Meeting of Shareholders of the Franklin Rising Dividends Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust (VIP), held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of a modification of the Fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure:

                                % OF                     % OF                    % OF
SHARES             SHARES      SHARES       SHARES      SHARES       SHARES     SHARES
 VOTED            VOTED FOR     VOTED    VOTED AGAINST   VOTED    VOTED ABSTAIN  VOTED
 -----            ---------     -----    -------------   -----    -------------  -----
34,642,325.865  31,187,926.239  90.028%  1,310,140.114   3.782%   2,144,259.512  6.190%

2. Regarding the approval of changes in the following fundamental investments restrictions:

                                                                     % OF                    % OF                   % OF
                                    SHARES          SHARES          SHARES       SHARES     SHARES      SHARES     SHARES
                                     VOTED         VOTED FOR         VOTED   VOTED AGAINST   VOTED  VOTED ABSTAIN   VOTED
                                    ------         ---------        ------   -------------  ------  -------------  -------
(a) Borrowing                    34,642,325.865  30,364,960.448     87.653%  2,004,812.041  5.787%  2,272,553.376  6.560%

(b) Underwriting                 34,642,325.865  30,937,738.640     89.306%  1,351,902.686  3.903%  2,352,684.539  6.791%

(c) Lending                      34,642,325.865  30,627,603.069     88.411%  1,665,004.505  4.806%  2,349,718.291  6.783%

(d) Real Estate and Commodities  34,642,325.865  30,491,288.755     88.017%  1,824,505.657  5.267%  2,326,531.453  6.716%

(e) Senior Securities            34,642,325.865  30,790,380.970     88.881%  1,583,482.434  4.571%  2,268,462.461  6.548%

(f) Concentration                34,642,325.865  30,873,386.121     89.120%  1,467,482.510  4.237%  2,301,457.234  6.643%

(g) Diversification              34,642,325.865  31,270,378.920     90.266%  1,130,744.766  3.264%  2,241,202.179  6.470%

3. Regarding the approval to eliminate certain fundamental investment restrictions:

                                 % OF                   % OF                      % OF
    SHARES          SHARES      SHARES      SHARES      SHARES       SHARES      SHARES
     VOTED         VOTED FOR     VOTED   VOTED AGAINST  VOTED     VOTED ABSTAIN   VOTED
     -----         ---------     -----   -------------  -----     -------------   -----
34,642,325.865  31,018,266.640  89.539%  1,407,621.475  4.063%    2,216,437.750  6.398%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

At the Special Meeting of Shareholders of the Franklin Small Cap Fund, a series of Franklin Templeton Variable Insurance Products Trust (VIP), held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of a new investment advisory agreement:

                                 % OF                   % OF                      % OF
    SHARES          SHARES      SHARES      SHARES      SHARES       SHARES      SHARES
     VOTED         VOTED FOR     VOTED   VOTED AGAINST  VOTED     VOTED ABSTAIN   VOTED
     -----         ---------     -----   -------------  -----     -------------   -----
18,422,356.898  15,924,198.742  86.440%  1,460,550.545  7.928%    1,037,607.611  5.632%

2. Regarding the approval of changes in the following fundamental investments restrictions:

                                                                 % OF                    % OF                      % OF
                               SHARES            SHARES          SHARES      SHARES     SHARES       SHARES         SHARES
                               VOTED            VOTED FOR        VOTED    VOTED AGAINST  VOTED    VOTED ABSTAIN     VOTED
                               -----            ---------        -----    -------------  -----    -------------   ----------
(a)   Diversification       18,422,356.898    16,477,970.342    89.446%    913,778.609   4.960%   1,030,607.947     5.594%


(b)   Borrowing             18,422,356.898    15,584,213.385    84.594%  1,689,334.485   9.170%   1,148,809.028     6.236%


(c)   Lending               18,422,356.898    15,851,672.166    86.046%  1,428,899.473   7.756%   1,141,785.259     6.198%


(d)   Underwriting          18,422,356.898    16,015,154.413    86.933%  1,206,200.983   6.548%   1,201,001.502     6.519%


(e)   Concentration         18,422,356.898    15,978,912.676    86.737%  1,254,405.961   6.809%   1,189,038.261     6.454%


(f)   Senior Securities     18,422,356.898    16,012,931.423    86.921%  1,247,669.028   6.773%   1,161,756.447     6.306%


(g)   Real Estate and
         Commodities        18,422,356.898    15,872,028.601    86.156%  1,405,639.367   7.630%   1,144,688.930     6.214%


3. Regarding the approval to eliminate certain fundamental investment restrictions:

                                 % OF                   % OF                      % OF
    SHARES          SHARES      SHARES      SHARES      SHARES       SHARES      SHARES
     VOTED         VOTED FOR     VOTED   VOTED AGAINST  VOTED     VOTED ABSTAIN   VOTED
     -----         ---------     -----   -------------  -----     -------------   -----
18,422,356.898  16,089,736.890  87.338%  1,231,178.818  6.683%    1,101,441.190  5.979%


There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

At the Special Meeting of Shareholders of the Templeton Developing Markets Equity (Developing Markets), Templeton Global Asset Allocation (Global Asset Allocation), and Templeton International Equity Funds (International), each a series of Franklin Templeton Variable Insurance Products Trust (VIP), held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of a new investment advisory agreement:

                                                      % OF                      % OF                      % OF
                         SHARES        SHARES         SHARES     SHARES        SHARES      SHARES         SHARES
                         VOTED        VOTED FOR       VOTED    VOTED AGAINST    VOTED    VOTED ABSTAIN    VOTED
                         -----        ---------       -----    -------------  -------    -------------   -------
Developing Markets  18,270,551.748  16,643,113.339   91.093%   316,569.083      1.732%    1,310,869.326     7.175%


Global Asset
 Allocation          5,290,722.024   4,876,674.848   92.174%    96,681.269      1.827%      317,365.907    5.999%


International       44,149,844.645  40,368,795.570   91.436%   824,499.311      1.867%    2,956,549.764    6.697%

2. Regarding the approval of changes in the following fundamental investments restrictions:

    (a) Diversification



                                                      % OF                    % OF                        % OF
                         SHARES        SHARES         SHARES     SHARES       SHARES      SHARES          SHARES
                         VOTED        VOTED FOR       VOTED   VOTED AGAINST    VOTED    VOTED ABSTAIN     VOTED
                         -----        ---------       -----   --------------   -----   ----------------  ---------
Developing Markets  18,270,551.748  16,710,277.009   91.460%  251,266.325      1.375%    1,309,008.414      7.165%


Global Asset
 Allocation          5,290,722.024   4,655,162.142   87.987%   95,308.429      1.802%      540,251.453     10.211%


International       44,149,844.645  40,132,799.935   90.901%  748,361.204      1.695%    3,268,683.506      7.404%


    (b) Borrowing

                                                      % OF                    % OF                        % OF
                         SHARES        SHARES         SHARES     SHARES       SHARES      SHARES          SHARES
                         VOTED        VOTED FOR       VOTED   VOTED AGAINST    VOTED    VOTED ABSTAIN     VOTED
                         -----        ---------       -----   --------------   -----   ----------------  ---------
Developing Markets  18,270,551.748  16,028,768.210   87.730%   773,840.545    4.236%    1,467,942.993      8.034%


Global Asset
 Allocation          5,290,722.024   4,475,809.527   84.597%    256,928.404   4.857%      557,984.093     10.546%


International       44,149,844.645  37,918,778.113   85.887%  2,465,639.919   5.584%    3,765,426.613     8.529%


    (c) Lending

                                                      % OF                    % OF                        % OF
                         SHARES        SHARES         SHARES     SHARES       SHARES      SHARES          SHARES
                         VOTED        VOTED FOR       VOTED   VOTED AGAINST    VOTED    VOTED ABSTAIN     VOTED
                         -----        ---------       -----   --------------   -----   ----------------  ---------
Developing Markets  18,270,551.748  16,248,486.259   88.933%  558,650.236     3.057%    1,463,415.253     8.010%


Global Asset
 Allocation          5,290,722.024   4,515,526.810   85.348%    209,939.770   3.968%      565,255.444    10.684%


International       44,149,844.645  38,527,292.561   87.265%  1,884,118.568   4.267%    3,738,433.516     8.468%


    (d) Underwriting


                                                      % OF                    % OF                        % OF
                         SHARES        SHARES         SHARES     SHARES       SHARES      SHARES          SHARES
                         VOTED        VOTED FOR       VOTED   VOTED AGAINST    VOTED    VOTED ABSTAIN     VOTED
                         -----        ---------       -----   --------------   -----   ----------------  ---------
Developing Markets  18,270,551.748  16,284,157.533   89.128%  523,157.546     2.863%     1,463,236.669      8.009%


Global Asset
 Allocation          5,290,722.024   4,602,118.027   86.985%    114,619.431   2.166%        573,984.566     10.849%


International       44,149,844.645  39,034,888.689   88.415%  1,426,651.417   3.231%      3,688,304.539      8.354%

    (e) Concentration

                                                      % OF                    % OF                        % OF
                         SHARES        SHARES         SHARES     SHARES       SHARES      SHARES          SHARES
                         VOTED        VOTED FOR       VOTED   VOTED AGAINST    VOTED    VOTED ABSTAIN     VOTED
                         -----        ---------       -----   --------------   -----   ----------------  ---------
Developing Markets  18,270,551.748   16,426,194.875   89.905%     393,199.573   2.152%   1,451,157.300     7.943%


Global Asset
 Allocation           5,290,722.024   4,558,580.736   86.162%     131,923.214   2.493%     600,218.074    11.345%


International        44,149,844.645  39,112,258.974   88.590%   1,309,365.688   2.966%   3,728,219.983     8.444%


    (f) Senior Securities

                                                      % OF                    % OF                        % OF
                         SHARES        SHARES         SHARES     SHARES       SHARES      SHARES          SHARES
                         VOTED        VOTED FOR       VOTED   VOTED AGAINST    VOTED    VOTED ABSTAIN     VOTED
                         -----        ---------       -----   --------------   -----   ----------------  ---------
Developing Markets   18,270,551.748  16,409,980.428   89.817%     410,401.607   2.246%   1,450,169.713     7.937%


Global Asset
 Allocation           5,290,722.024   4,581,468.769   86.594%     137,363.380   2.597%     571,889.875    10.809%


International        44,149,844.645  39,288,852.525   88.990%   1,276,504.755   2.891%   3,584,487.365     8.119%


    (g) Real Estate and Commodities

                                                      % OF                    % OF                        % OF
                         SHARES        SHARES         SHARES     SHARES       SHARES      SHARES          SHARES
                         VOTED        VOTED FOR       VOTED   VOTED AGAINST    VOTED    VOTED ABSTAIN     VOTED
                         -----        ---------       -----   --------------   -----   ----------------  ---------
Developing Markets   18,270,551.748  16,207,115.077   88.706%     622,804.971  3.409%   1,440,631.700      7.885%


Global Asset
 Allocation           5,290,722.024   4,520,220.922   85.437%     185,790.635  3.511%     584,710.467     11.052%


International        44,149,844.645  38,784,297.831   87.847%   1,607,358.554  3.641%   3,758,188.260      8.512%


3. Regarding the approval to eliminate certain fundamental investment restrictions:

                                                      % OF                    % OF                        % OF
                         SHARES        SHARES         SHARES     SHARES       SHARES      SHARES          SHARES
                         VOTED        VOTED FOR       VOTED   VOTED AGAINST    VOTED    VOTED ABSTAIN     VOTED
                         -----        ---------       -----   --------------   -----   ----------------  ---------
Developing Markets    18,270,551.748   16,271,220.422  89.057%    527,502.539   2.887%    1,471,828.787     8.056%


Global Asset
 Allocation            5,290,722.024    4,582,110.985  86.607%    178,528.088   3.374%      530,082.951    10.019%


International         44,149,844.645   38,965,505.675  88.257%  1,740,541.099   3.943%    3,443,797.871     7.800%


There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

INDEX DEFINITIONS

INDEX                               DEFINITION
-----                               ----------
CONSUMER PRICE INDEX                Measure of the average change in prices for
                                    a fixed basket of goods and services
                                    regularly bought by consumers in the United
                                    States, published by the Bureau of Labor
                                    Statistics.

CREDIT SUISSE FIRST BOSTON          The index is an unmanaged, trader-priced
GLOBAL HIGH YIELD                   portfolio constructed to mirror the high
(CSFB HY) INDEX                     yield debt market. The index has several
                                    modules representing different sectors of
                                    the high yield market including a cash
                                    paying module, a zerofix module, a
                                    pay-in-kind module, and a defaulted module.
                                    The modular nature of the index allows
                                    customization of data to meet client needs.
                                    The index is divided into other categories
                                    including industry, rating, seniority,
                                    liquidity, market value, security price
                                    range, yield range and other sector
                                    divisions. The CSFB HY Index follows a total
                                    of 250 sectors. CS First Boston has
                                    maintained the index since January 1986.
                                    While the index is priced and run weekly,
                                    monthly returns are typically used for
                                    performance attribution.

FINANCIAL TIMES/                    Franklin Templeton customizes this index
S&P ACTUARIES WORLD                 using 50% of the Financial Times/S&P
(ENERGY 50%/                        Actuaries World Energy Index and 50% of the
BASIC INDUSTRIES 50%)               Financial Times/S&P Actuaries World Basic
COMPOSITE INDEX                     Industries Index. Both indexes are compiled
FRANKLIN TEMPLETON                  by the Financial Times, Goldman Sachs & Co.
CUSTOMIZES THIS INDEX.              and Wood Mackenzie & Co., Ltd. in
                                    conjunction with the Institute of Actuaries
                                    and the Faculty of Actuaries. The index
                                    includes electric utilities, waterworks
                                    supply and telephone utilities. The indexes
                                    are weighted arithmetic averages of the
                                    market prices of the elements that make them
                                    up. They also adjust for the intervening
                                    price changes of these elements.

INDEX                          DEFINITION
-----                          ----------
FINANCIAL TIMES/               This index is compiled by the Financial Times,
S&P ACTUARIES WORLD            Goldman Sachs & Co. and Wood Mackenzie & Co.,
UTILITIES INDEX                Ltd. in conjunction with the Institute of
                               Actuaries and the Faculty of Actuaries. The
                               utilities sector includes electric utilities,
                               waterworks supply, natural gas utilities and
                               telephone com- panies. The indexes are weighted
                               arithmetic averages of the market prices of the
                               elements that make them up. They also adjust for
                               the intervening price changes of these elements.
                               This is a total return index in $U.S.

INTERNATIONAL FINANCE          The index tracks the emerging stock markets of
CORPORATION'S (IFC)            three world regions based on market
INVESTABLE COMPOSITE INDEX     capitalization weighting. Those regions are Latin
                               America, Asia and Europe/Mideast/Africa. As of
                               November 1999, the regional weights of the IFC
                               Composite Index were distributed accordingly:
                               Asia, 43.5%; Latin America, 24.9%; and
                               Europe/Mideast/Africa, 31.6%.

J.P. MORGAN GLOBAL GOVERNMENT  The index comprises 13 markets, including
BOND INDEX (UNHEDGED)          Australia, Belgium, Canada, Denmark, France,
                               Germany, Italy, Japan, Netherlands, Spain,
                               Sweden, the U.K. and the U.S. Each country's
                               weight is determined by the total market
                               capitalization in $U.S. of all the bonds in that
                               country's traded index. The J.P. Morgan Global
                               Government Bond Total Return Index includes only
                               actively traded, fixed-rate bonds with a
                               remaining maturity of one year or longer. The
                               index is unhedged and expressed in terms of $U.S.

LEHMAN BROTHERS                The index includes securities in the Lehman
GOVERNMENT/CORPORATE           Brothers Government and Corporate indexes. These
BOND INDEX                     securities must have at least $100 million par
                               amount outstanding and must be rated investment
                               grade (Baa3 or better) by Moody's Investors
                               Service. If a Moody's rating is not available,
                               the Standard & Poor's or Fitch rating is used.
                               These must be fixed-rate securities, although
                               they can carry a coupon that steps up or changes
                               according to a predetermined schedule, and they
                               must be dollar-denominated and non-convertible.

INDEX                          DEFINITION
-----                          ----------
LEHMAN BROTHERS                This index includes securities issued by the U.S.
INTERMEDIATE GOVERNMENT        government or its agencies with maturities from
BOND INDEX                     one up to, but not including, 10 years. These
                               securities must have at least $100 million par
                               amount outstanding and must be rated investment
                               grade (Baa3 or better) by Moody's Investors
                               Service. If a Moody's rating is not available,
                               the Standard and Poor's or Fitch rating is used.
                               These must be fixed-rate securities, although
                               they can carry a coupon that steps up or changes
                               according to a predetermined schedule, and they
                               must be dollar-demonimated and non-convertible.


LIPPER GROWTH & INCOME         This is an equally weighted average calculation
FUNDS OBJECTIVE AVERAGE        of performance figures for all funds within the
                               Lipper Growth and Income Funds Objective
                               Category, which is defined as all mutual funds
                               that combine a growth of earnings orientation and
                               an income requirement for level and/or rising
                               dividends. As of September 23, 1998, there were
                               30 funds in this category.

LIPPER INCOME FUNDS            This is an equally weighted average calculation
OBJECTIVE AVERAGE              of performance figures for all funds within the
                               Lipper Income Funds Objective Category, which is
                               defined as all mutual funds that normally seek a
                               high level of current income through investing in
                               income-producing stocks, bonds, and money market
                               instruments. As of September 23, 1998, there were
                               10 funds in this category.

MERRILL LYNCH TREASURY         The indexes include zero coupon bonds that pay no
ZERO COUPON 1-, 5-, 10-,       interest and are issued at a discount from
20-YEAR BOND                   redemption price.
TOTAL RETURN INDEXES

MORGAN STANLEY CAPITAL         This index represents both developed and emerging
INTERNATIONAL (MSCI)           markets around the world. "Free" in the title
ALL COUNTRIES - WORLD          reflects the actual buying opportunities for
FREE INDEX                     global investors by taking into account local
                               market restrictions on share ownership by
                               foreigners. The MSCI indexes define the local
                               market for each country by constructing a matrix
                               of all listed securities, sorting the matrix by
                               industry, and seeking to capture 60% of the
                               market capitalization for each group by selecting
                               the most investable stocks in each industry. The
                               index applies full market capitalization weights
                               to each included stock.

INDEX                          DEFINITION
-----                          ----------
MORGAN STANLEY CAPITAL         The index comprises 48 countries around the world, both developed and emerging markets,
INTERNATIONAL (MSCI)           except the U. S. "Free" in the title reflects the actual buying opportunities for global
ALL COUNTRIES - WORLD          investors by taking into account local market restrictions on share ownership by
EX-U.S. FREE INDEX             foreigners. The MSCI indexes define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture
                               60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.

MORGAN STANLEY CAPITAL         This index represents 20 developed market countries for Europe, Australasia and the
INTERNATIONAL (MSCI)           Far East: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong,
EUROPE, AUSTRALASIA,           Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain,
FAR EAST (EAFE) INDEX          Sweden, Switzerland and the U. K. The MSCI indexes define the local market for each country by constructing a matrix of all listed securities, sort the matrix by industry, and seek to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.


MORGAN STANLEY CAPITAL         This is a market capitalization-weighted equity index comprising 26 of the 48 countries
INTERNATIONAL (MSCI)           in the MSCI universe. "Free" denotes investment opportunities in the developing world
EMERGING MARKETS FREE INDEX    available to foreign investors. EMF performance data is calculated in $US and local currency. The MSCI indexes define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture
                               60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.

INDEX                          DEFINITION
-----                          ----------
MORGAN STANLEY CAPITAL         The index comprises five developed market countries or regions in the
INTERNATIONAL (MSCI)           Pacific: Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI
PACIFIC INDEX                  indexes define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture
                               60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.

MORGAN STANLEY CAPITAL         The index comprises the developed markets of 22 countries around the world.
INTERNATIONAL (MSCI)           The MSCI indexes define the local market for each country by constructing a
WORLD INDEX                    matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.

RUSSELL MIDCAP VALUE INDEX     This index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

RUSSELL 1000(R) INDEX          Published by Frank Russell Company, the index measures the performance of the 1000 largest companies in the Russell 3000 Index, representing 92% of the market capitalization of the Russell 3000. The Russell 3000 contains the 3000 largest companies incorporated in the U.S. and its territories. As of the latest reconstitution, the average market capitalization of the companies in the
                               Russell 1000 was approximately $12.1 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1,350.8 million.

RUSSELL 2000 INDEX             The index measures the performance of the 2,000 smallest companies in the Russell
                               3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $526.4 million; the median market capitalization was approximately $428.0 million. The largest company in the index had an approximate market capitalization of $1,349.8 million.

INDEX                          DEFINITION
-----                          ----------
RUSSELL 2000 GROWTH INDEX      This index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 VALUE INDEX       This index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX             Published by Frank Russell Company, the index measures the performance of the
                               2,500 smallest companies in the Russell 3000 Index, representing approximately
                               23% of the total market capitalization of the companies in the Russell 3000.
                               The Russell 3000 contains the 3000 largest companies incorporated in the U.S.
                               and its territories. As of the latest reconstitution, the average market capitalization of the Russell 2500 was approximately $876.2 million; the median market capitalization was approximately $553.5 million. The largest company in the index had an approximate market capitalization of $3.8 billion.

RUSSELL 3000 VALUE INDEX       The index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell
                               2000 Value indexes.

SALOMON GLOBAL EX-U.S.         This is a total-capitalization weighted index that includes all developed and
LESS THAN $1 BILLION INDEX     emerging countries, except the U.S., and includes companies with a total market capitalization below U.S. $1 billion.

STANDARD & POOR'S 500          The S&P 500 consists of 500 widely held domestic common stocks, consisting of four
(S&P 500)                      broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value.
                               This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

INDEX                          DEFINITION
-----                          ----------
STANDARD & POOR'S 500          This is a capitalization-weighted index of all of the stocks in
HEALTH CARE COMPOSITE INDEX    the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987.

WILSHIRE MIDCAP COMPANY        This index overlaps the top 750 and the next 1,750 of Wilshire Asset
GROWTH INDEX                   Management's Wilshire 2500 universe (the top 2,500 companies and 99%
                               of the market capitalization of the Wilshire 5000). Wilshire includes companies that have market capitalizations ranging from $645 million to $4.3 billion.

WILSHIRE REAL ESTATE           This is a market capitalization-weighted index of publicly traded
SECURITIES INDEX               real estate securities, such as real estate investment trusts
                               (REITs), Real Estate Operating Companies (REOCs) and partnerships.
                               The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.

WILSHIRE SMALL COMPANY         The index is created by screening the bottom 1,750 large
VALUE INDEX                    companies of Wilshire Asset Management's Wilshire 2500 universe
                               (the top companies and 99% of the market capitalization of the
                               Wilshire 5000). These companies have market capitalizations ranging from $190 million to $1.9 billion. Wilshire excludes companies with high price/earnings ratios, low yields, or high price/book ratios.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Highlights

                                                                          PER SHARE OPERATING PERFORMANCE
                                                     -----------------------------------------------------------------------------
                                                     NET                NET             NET
                                                     ASSET              INVEST-         REALIZED &    TOTAL          DISTRIBUTIONS
                                                     VALUE,             MENT            UNREALIZED    FROM           FROM NET
YEAR                                                 BEGINNING          INCOME          GAINS         INVESTMENT     INVESTMENT
ENDED                                                OF YEAR            (LOSS)          (LOSSES)      OPERATIONS     INCOME
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
Class 1
 1995                                                  $14.42             $.84         $3.54           $4.38          $(.90)
 1996                                                   17.90              .91           .29            1.20           (.92)
 1997                                                   18.18              .90          3.54            4.44           (.96)
 1998                                                   20.33              .76          1.41            2.17           (.83)
 1999(7)                                                20.45              .37          6.91            7.28           (.84)
Class 2
 1999(6),(7)                                            21.02              .26          6.37            6.63           (.84)
FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
Class 1
 1998(5)                                                10.00              .03           .68             .71             --
 1999(7)                                                10.71              .01          (.88)           (.87)          (.02)
Class 2
 1999(6),(7)                                            10.77             (.03)         (.93)           (.96)          (.02)
FRANKLIN GROWTH AND INCOME FUND
Class 1
 1995                                                   13.42              .41          3.92            4.33           (.20)
 1996                                                   17.14              .62          1.64            2.26           (.41)
 1997                                                   17.55              .67          4.05            4.72           (.64)
 1998                                                   21.01              .69           .99            1.68           (.69)
 1999(7)                                                20.36              .57          (.16)            .41           (.79)
Class 2
 1999(6),(7)                                            20.71              .47          (.46)            .01           (.79)
FRANKLIN HIGH INCOME FUND
Class 1
 1995                                                   12.21             1.06          1.30            2.36           (.91)
 1996                                                   13.66             1.20           .56            1.76          (1.20)
 1997                                                   14.16             1.33           .22            1.55          (1.22)
 1998                                                   14.45             1.43         (1.25)            .18          (1.27)
 1999(7)                                                13.28             1.24         (1.19)            .05          (3.03)
Class 2
 1999(6),(7)                                            13.36             1.11         (1.18)           (.07)         (3.02)
FRANKLIN INCOME SECURITIES FUND
Class 1
 1995                                                   14.31             1.16          1.96            3.12           (.89)
 1996                                                   16.47             1.32           .44            1.76           (.87)
 1997                                                   17.21             1.40          1.38            2.78          (1.33)
 1998                                                   18.37             1.37         (1.07)            .30          (1.42)
 1999(7)                                                16.92             1.19         (1.43)           (.24)         (1.46)
Class 2
 1999(6),(7)                                            17.07             1.10         (1.53)           (.43)         (1.46)


                                                                PER SHARE OPERATING PERFORMANCE
                                                        ----------------------------------------------
                                                        DISTRI-
                                                        BUTIONS
                                                        FROM NET          TOTAL             NET ASSET
YEAR                                                    REALIZED          DISTRI-           VALUE, END       TOTAL
ENDED                                                   GAINS             BUTIONS           OF YEAR          RETURN(+)
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
Class 1
 1995                                                      $ --             $(.90)            $17.90            31.35%
 1996                                                        --              (.92)             18.18             7.07
 1997                                                     (1.33)            (2.29)             20.33            26.76
 1998                                                     (1.22)            (2.05)             20.45            11.19
 1999(7)                                                  (2.03)            (2.87)             24.86            39.42
Class 2
 1999(6),(7)                                              (2.03)            (2.87)             24.78            35.17
FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
Class 1
 1998(5)                                                     --                --              10.71             7.10
 1999(7)                                                     --              (.02)              9.82            (8.10)
Class 2
 1999(6),(7)                                                 --              (.02)              9.79            (8.89)
FRANKLIN GROWTH AND INCOME FUND
Class 1
 1995                                                      (.41)             (.61)             17.14            32.83
 1996                                                     (1.44)            (1.85)             17.55            14.19
 1997                                                      (.62)            (1.26)             21.01            27.74
 1998                                                     (1.64)            (2.33)             20.36             8.33
 1999(7)                                                  (2.20)            (2.99)             17.78             1.10
Class 2
 1999(6),(7)                                              (2.20)            (2.99)             17.73             (.86)
FRANKLIN HIGH INCOME FUND
Class 1
 1995                                                        --              (.91)             13.66            19.76
 1996                                                      (.06)            (1.26)             14.16            13.90
 1997                                                      (.04)            (1.26)             14.45            11.47
 1998                                                      (.08)            (1.35)             13.28              .99
 1999(7)                                                   (.44)            (3.47)              9.86             (.07)
Class 2
 1999(6),(7)                                               (.44)            (3.46)              9.83             (.96)
FRANKLIN INCOME SECURITIES FUND
Class 1
 1995                                                      (.07)             (.96)             16.47            22.40
 1996                                                      (.15)            (1.02)             17.21            11.28
 1997                                                      (.29)            (1.62)             18.37            17.09
 1998                                                      (.33)            (1.75)             16.92             1.64
 1999(7)                                                   (.53)            (1.99)             14.69            (1.82)
Class 2
 1999(6),(7)                                               (.53)            (1.99)             14.65            (2.93)

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                                 -------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                  NET                RATIO OF          INVESTMENT
                                                                  ASSET, END         EXPENSES          INCOME(LOSS)        PORTFOLIO
YEAR                                                              OF YEAR            TO AVERAGE        TO AVERAGE          TURNOVER
ENDED                                                              (000'S)           NET ASSETS        NET ASSETS          RATE
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND
Class 1
 1995                                                            $1,423,446            .50%              5.14%             13.27%
 1996                                                             1,202,290            .50               4.20              29.69
 1997                                                             1,129,904            .50               3.91              17.00
 1998                                                               986,755            .50               3.15              33.85
 1999(7)                                                            987,011            .51               1.81              87.53
Class 2
 1999(6),(7)                                                            491            .77*              1.24*             87.53
FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
Class 1
 1998(5)                                                              8,990            .84*               .84*             40.80
 1999(7)                                                             11,307            .82                .09             188.22
Class 2
 1999(6),(7)                                                             83           1.07*              (.30)*           188.22
FRANKLIN GROWTH AND INCOME FUND
Class 1
 1995                                                               889,487            .52               3.30             116.54
 1996                                                             1,077,989            .50               4.06              23.01
 1997                                                             1,338,476            .49               3.53              36.71
 1998                                                             1,318,743            .49               3.27              27.32
 1999(7)                                                            964,553            .49               2.94              39.80
Class 2
 1999(6),(7)                                                            789            .75*              2.55*             39.80
FRANKLIN HIGH INCOME FUND
Class 1
 1995                                                               360,904            .56               9.63              20.65
 1996                                                               446,096            .54               9.63              27.16
 1997                                                               496,036            .53               9.64              36.38
 1998                                                               446,609            .53               9.96              41.71
 1999(7)                                                            314,131            .54               9.97              22.17
Class 2
 1999(6),(7)                                                            448             .80*             9.51*             22.17
FRANKLIN INCOME SECURITIES FUND
Class 1
 1995                                                             1,266,538            .51               8.05              33.14
 1996                                                             1,350,659            .50               7.96              15.28
 1997                                                             1,406,787            .50               7.53              14.68
 1998                                                             1,185,840            .49               6.94              12.22
 1999(7)                                                            775,116            .50               7.41              11.89
Class 2
 1999(6),(7)                                                          1,302            .75*              7.36*             11.89

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)


                                                                              PER SHARE OPERATING PERFORMANCE
                                                       ----------------------------------------------------------------------------
                                                         NET                             NET
                                                         ASSET           NET             REALIZED &     TOTAL         DISTRIBUTIONS
                                                         VALUE,         INVEST-          UNREALIZED     FROM          FROM NET
YEAR                                                   BEGINNING        MENT             GAINS          INVESTMENT    INVESTMENT
ENDED                                                  OF YEAR          INCOME          (LOSSES)        OPERATIONS    INCOME

FRANKLIN LARGE CAP GROWTH SECURITIES FUND
Class 1
 1996(3)                                                  $10.00          $.03              $1.33           $1.36        $ --
 1997                                                      11.36           .06               2.02            2.08        (.02)
 1998                                                      13.42           .10               2.62            2.72        (.06)
 1999                                                      16.08           .11               4.96            5.07        (.08)
Class 2
 1999(6)                                                   16.47           .04               4.58            4.62        (.08)
FRANKLIN MONEY MARKET FUND
Class 1
 1995                                                       1.00           .06                 --             .06        (.06)
 1996                                                       1.00           .05                 --             .05        (.05)
 1997                                                       1.00           .05                 --             .05        (.05)
 1998                                                       1.00           .05                 --             .05        (.05)
 1999                                                       1.00           .05                 --             .05        (.05)
Class 2
 1999(6)                                                    1.00           .04                 --             .04        (.04)
FRANKLIN NATURAL RESOURCES SECURITIES FUND
Class 1
 1995                                                      14.09           .22                .12             .34        (.20)
 1996                                                      14.08           .15                .44             .59        (.20)
 1997                                                      14.29           .15              (2.83)          (2.68)       (.20)
 1998                                                      11.41           .15              (3.02)          (2.87)       (.15)
 1999(7)                                                    8.39           .06               2.64            2.70        (.16)
Class 2
 1999(6),(7)                                                8.70           .02               2.35            2.37        (.16)
FRANKLIN REAL ESTATE FUND
Class 1
 1995                                                      15.31           .78               1.83            2.61        (.52)
 1996                                                      17.40           .79               4.74            5.53        (.78)
 1997                                                      22.15           .72               3.72            4.44        (.67)
 1998                                                      25.60          1.45              (5.60)          (4.15)       (.94)
 1999(7)                                                   19.93           .88              (1.77)           (.89)      (1.73)
Class 2
 1999(6),(7)                                               20.21          1.29              (2.50)          (1.21)      (1.73)
FRANKLIN RISING DIVIDENDS FUND
Class 1
 1995                                                       9.97           .27               2.66            2.93        (.24)
 1996                                                      12.66           .25               2.77            3.02        (.28)
 1997                                                      15.40           .22               4.77            4.99        (.26)
 1998                                                      19.68           .23               1.07            1.30        (.22)
 1999(7)                                                   18.11           .22              (1.57)          (1.35)       (.29)
Class 2
 1999(6),(7)                                               18.28           .17              (1.74)          (1.57)       (.29)


                                                               PER SHARE OPERATING PERFORMANCE
                                                         ------------------------------------------
                                                         DISTRI-
                                                         BUTIONS
                                                         FROM NET           TOTAL        NET ASSET
YEAR                                                     REALIZED           DISTRI-      VALUE, END      TOTAL
ENDED                                                    GAINS             BUTIONS       OF YEAR         RETURN(+)
FRANKLIN LARGE CAP GROWTH SECURITIES FUND
Class 1
 1996(3)                                                  $ --            $ --            $11.36          13.60%
 1997                                                       --            (.02)            13.42          18.31
 1998                                                       --            (.06)            16.08          20.29
 1999                                                       --            (.08)            21.07          31.65
Class 2
 1999(6)                                                    --            (.08)            21.01          28.11
FRANKLIN MONEY MARKET FUND
Class 1
 1995                                                       --            (.06)             1.00           5.74
 1996                                                       --            (.05)             1.00           5.16
 1997                                                       --            (.05)             1.00           5.24
 1998                                                       --            (.05)             1.00           5.22
 1999                                                       --            (.05)             1.00           4.76
Class 2
 1999(6)                                                    --            (.04)             1.00           4.39
FRANKLIN NATURAL RESOURCES SECURITIES FUND
Class 1
 1995                                                     (.15)           (.35)            14.08           2.35
 1996                                                     (.18)           (.38)            14.29           4.00
 1997                                                       --            (.20)            11.41         (18.98)
 1998                                                       --            (.15)             8.39         (25.38)
 1999(7)                                                    --            (.16)            10.93          32.25
Class 2
 1999(6),(7)                                                --            (.16)            10.91          27.30
FRANKLIN REAL ESTATE FUND
Class 1
 1995                                                       --            (.52)            17.40          17.53
 1996                                                       --            (.78)            22.15          32.82
 1997                                                     (.32)           (.99)            25.60          20.70
 1998                                                     (.58)          (1.52)            19.93         (16.82)
 1999(7)                                                 (2.39)          (4.12)            14.92          (6.14)
Class 2
 1999(6),(7)                                             (2.39)          (4.12)            14.88          (7.66)
FRANKLIN RISING DIVIDENDS FUND
Class 1
 1995                                                       --            (.24)            12.66          29.74
 1996                                                       --            (.28)            15.40          24.18
 1997                                                     (.45)           (.71)            19.68          33.03
 1998                                                    (2.65)          (2.87)            18.11           6.92
 1999(7)                                                 (2.86)          (3.15)            13.61          (9.70)
Class 2
 1999(6),(7)                                             (2.86)          (3.15)            13.56         (10.84)


                                                                                       RATIOS/SUPPLEMENTAL DATA
                                                                   ----------------------------------------------------------------
                                                                                                        RATIO OF
                                                                   NET                RATIO OF          INVESTMENT
                                                                   ASSET, END         EXPENSES          INCOME            PORTFOLIO
YEAR                                                               OF YEAR            TO AVERAGE        TO AVERAGE        TURNOVER
ENDED                                                              (000'S)            NET ASSETS        NET ASSETS          RATE
FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Class 1
 1996(3)                                                          $44,667                .77%*             .96%*            3.91%
 1997                                                             109,355                .77               .72             19.90
 1998                                                             220,952                .77              1.00             12.17
 1999                                                             407,515                .77               .63             41.78
Class 2
 1999(6)                                                              542               1.02*              .22*            41.78
FRANKLIN MONEY MARKET FUND
Class 1
 1995                                                             429,547                .408             5.58                --
 1996                                                             408,930                .438             5.04                --
 1997                                                             367,449                .458             5.11                --
 1998                                                             414,341                .458             5.08                --
 1999                                                             364,028                .53              4.64                --
Class 2
 1999(6)                                                            8,602                .79*             4.51*               --
FRANKLIN NATURAL RESOURCES SECURITIES FUND
Class 1
 1995                                                             105,109                .66              1.40             15.66
 1996                                                             109,579                .65              1.00             21.77
 1997                                                              74,924                .69              1.00             85.22
 1998                                                              45,927                .64              1.21             64.68
 1999(7)                                                           42,861                .66               .64             51.19
Class 2
 1999(6),(7)                                                           68                .92*              .23*            51.19
FRANKLIN REAL ESTATE FUND
Class 1
 1995                                                             213,473                .59              4.74             22.15
 1996                                                             322,721                .57              4.80             10.32
 1997                                                             440,554                .54              3.59             11.62
 1998                                                             282,290                .54              5.44             13.21
 1999(7)                                                          158,553                .58              4.83             10.27
Class 2
 1999(6),(7)                                                        2,449                .83*             8.84*            10.27
FRANKLIN RISING DIVIDENDS FUND
Class 1
 1995                                                             463,253                .78              2.72             18.72
 1996                                                             597,424                .76              1.96             27.97
 1997                                                             780,298                .74              1.24             37.04
 1998                                                             751,869                .72              1.20             26.44
 1999(7)                                                          450,549                .75              1.35              5.32
Class 2
 1999(6),(7)                                                          549               1.01*             1.15*             5.32

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)


                                                                           PER SHARE OPERATING PERFORMANCE
                                        -----------------------------------------------------------------------------------------
                                                NET                 NET             NET
                                                ASSET               INVEST-         REALIZED &     TOTAL            DISTRIBUTIONS
                                          VALUE, BEGINNING          MENT            UNREALIZED     FROM             FROM NET
YEAR                                          BEGINNING             INCOME          GAINS          INVESTMENT       INVESTMENT
ENDED                                         OF YEAR               (LOSS)          (LOSSES)        OPERATIONS       INCOME

FRANKLIN SMALL CAP FUND
Class(1)
 1995(2)                                          $10.00              $.03           $.21              $.24               $ --
 1996                                              10.24               .02           2.95              2.97              (.01)
 1997                                              13.20               .01           2.24              2.25              (.03)
 1998                                              15.05               .07          (.20)             (.13)              (.01)
 1999(7)                                           13.72             (.01)          13.25             13.24              (.08)
Class 2
 1999(6),(7)                                       14.25             (.04)          12.68             12.64              (.08)
FRANKLIN U.S. GOVERNMENT FUND
Class 1
 1995                                              12.57               .93           1.46              2.39              (.96)
 1996                                              14.00               .75          (.31)               .44              (.97)
 1997                                              13.47              1.00            .21              1.21              (.76)
 1998                                              13.92               .99            .01              1.00             (1.03)
 1999(7)                                           13.89               .83          (.96)             (.13)             (1.98)
Class 2
 1999(6),(7)                                       13.89               .77          (.92)             (.15)             (1.96)
FRANKLIN VALUE SECURITIES FUND
Class 1
 1998(5)                                           10.00               .02         (2.23)            (2.21)                 --
 1999(7)                                            7.79               .05            .08               .13              (.02)
Class 2
 1999(6),(7)                                        7.97               .05          (.12)             (.07)              (.02)
FRANKLIN ZERO COUPON FUND - 2000
 1995                                              13.62               .75           2.03              2.78              (.67)
 1996                                              15.73               .98          (.65)               .33              (.86)
 1997                                              15.19              1.15          (.12)              1.03             (1.06)
 1998                                              15.14              1.22          (.15)              1.07             (1.21)
 1999(7)                                           14.81               .98          (.55)               .43             (2.33)
FRANKLIN ZERO COUPON FUND - 2005
 1995                                              13.76               .78           3.53              4.31              (.69)
 1996                                              17.38               .96         (1.13)             (.17)              (.86)
 1997                                              16.35              1.14            .63              1.77             (1.06)
 1998                                              17.05              1.01           1.03              2.04             (1.10)
 1999(7)                                           17.74               .98         (2.01)            (1.03)             (2.10)
FRANKLIN ZERO COUPON FUND - 2010
 1995                                              13.02               .76           4.75              5.51              (.49)
 1996                                              18.04              1.02         (1.65)             (.63)              (.88)
 1997                                              16.29              1.02           1.54              2.56             (1.01)
 1998                                              17.83              1.09           1.39              2.48             (1.11)
 1999(7)                                           19.05               .99         (3.24)            (2.25)             (2.14)


                                                           PER SHARE OPERATING PERFORMANCE
                                               --------------------------------------------
                                               DISTRI-
                                               BUTIONS
                                               FROM NET           TOTAL        NET ASSET
YEAR                                           REALIZED           DISTRI-      VALUE, END       TOTAL
ENDED                                           GAINS             BUTIONS       OF YEAR        RETURN(+)
FRANKLIN SMALL CAP FUND
Class(1)
 1995(2)                                          $ --               $ --        $10.24           2.30%
 1996                                               --              (.01)         13.20           28.95
 1997                                            (.37)              (.40)         15.05           17.42
 1998                                           (1.19)             (1.20)         13.72           (.98)
 1999(7)                                         (.01)              (.09)         26.87           96.94
Class 2
 1999(6),(7)                                     (.01)              (.09)         26.80           89.05
FRANKLIN U.S. GOVERNMENT FUND
Class 1
 1995                                               --              (.96)         14.00           19.46
 1996                                               --              (.97)         13.47            3.62
 1997                                               --              (.76)         13.92            9.31
 1998                                               --             (1.03)         13.89            7.44
 1999(7)                                            --             (1.98)         11.78           (.94)
Class 2
 1999(6),(7)                                        --             (1.96)         11.78          (1.10)
FRANKLIN VALUE SECURITIES FUND
Class 1
 1998(5)                                            --                 --          7.79         (22.10)
 1999(7)                                            --              (.02)          7.90            1.65
Class 2
 1999(6),(7)                                        --              (.02)          7.88           (.90)
FRANKLIN ZERO COUPON FUND - 2000
 1995                                               --              (.67)         15.73           20.67
 1996                                            (.01)              (.87)         15.19            2.43
 1997                                            (.02)             (1.08)         15.14            7.11
 1998                                            (.19)             (1.40)         14.81            7.50
 1999(7)                                         (.34)             (2.67)         12.57            3.07
FRANKLIN ZERO COUPON FUND - 2005
 1995                                               --              (.69)         17.38           31.76
 1996                                               --              (.86)         16.35           (.50)
 1997                                            (.01)             (1.07)         17.05           11.37
 1998                                            (.25)             (1.35)         17.74           12.53
 1999(7)                                         (.10)             (2.20)         14.51          (5.88)
FRANKLIN ZERO COUPON FUND - 2010
 1995                                               --              (.49)         18.04           42.79
 1996                                            (.24)             (1.12)         16.29          (2.69)
 1997                                            (.01)             (1.02)         17.83           16.57
 1998                                            (.15)             (1.26)         19.05           14.45
 1999(7)                                         (.51)             (2.65)         14.15         (12.24)





                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                       --------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                         NET                  RATIO OF        INVESTMENT
                                                         ASSETS, END          EXPENSES        INCOME(LOSS)          PORTFOLIO
YEAR                                                     OF YEAR              TO AVERAGE       TO AVERAGE            TURNOVER
ENDED                                                   (000'S)               NET ASSETS       NET ASSETS            RATE
FRANKLIN SMALL CAP FUND
Class 1
 1995(2)                                                   $13,301                .90%*             2.70%*                 16.04%
 1996                                                      170,969                  .77                .63                  63.72
 1997                                                      313,462                  .77                .06                  64.07
 1998                                                      315,460                  .77                .51                  53.01
 1999(7)                                                   488,062                  .77              (.05)                  39.49
Class 2
 1999(6),(7)                                                 6,156                1.02*             (.18)*                  39.49
FRANKLIN U.S. GOVERNMENT FUND
Class 1
 1995                                                      643,165                  .52               6.72                18.68**
 1996                                                      843,858                  .51               6.66               12.93***
 1997                                                      765,084                  .50               6.49                  16.84
 1998                                                      710,832                  .50               6.22                  31.34
 1999(7)                                                   515,033                  .51               6.25                   7.90
Class 2
 1999(6),(7)                                                 1,877                 .77*              5.95*                   7.90
FRANKLIN VALUE SECURITIES FUND
Class 1
 1998(5)                                                     9,013                 .83*               .95*                  22.79
 1999(7)                                                    11,320                  .81                .65                  61.23
Class 2
 1999(6),(7)                                                 1,263                1.06*               .62*                  61.23
FRANKLIN ZERO COUPON FUND - 2000
 1995                                                      137,357                 .408               6.14                   1.63
 1996                                                      129,601                 .408               6.14                    .58
 1997                                                      111,650                 .408               6.47                   6.16
 1998                                                       93,543                 .408               6.67                  17.70
 1999(7)                                                    70,918                  .65               6.85                  10.42
FRANKLIN ZERO COUPON FUND - 2005
 1995                                                       83,222                 .408               6.19                   1.72
 1996                                                       82,603                 .408               6.15                   2.06
 1997                                                       77,296                 .408               6.16                   4.52
 1998                                                       84,487                 .408               5.82                   3.87
 1999(7)                                                    65,895                  .65               5.93                  15.87
FRANKLIN ZERO COUPON FUND - 2010
 1995                                                       85,633                 .408               6.41                  31.45
 1996                                                       78,816                 .408               6.24                  16.10
 1997                                                       85,515                 .408               6.21                  12.20
 1998                                                       93,515                 .408               5.55                  15.92
 1999(7)                                                    66,049                  .65               5.83                  19.30

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)

                                                                               PER SHARE OPERATING PERFORMANCE
                                                               ---------------------------------------------------------------
                                                               NET                               NET
                                                               ASSET            NET              REALIZED &        TOTAL
                                                               VALUE,           INVEST-          UNREALIZED        FROM
YEAR                                                           BEGINNING        MENT             GAINS             INVESTMENT
ENDED                                                          OF YEAR          INCOME           (LOSSES)          OPERATIONS
MUTUAL DISCOVERY SECURITIES FUND
Class 1
 1996(4)                                                       $10.00             $.02                $.19              $.21
 1997                                                           10.21              .13                1.84              1.97
 1998                                                           12.17              .20               (.76)             (.56)
 1999(7)                                                        11.29              .17                2.48              2.65
Class 2
 1999(6),(7)                                                    11.65              .11                2.15              2.26
MUTUAL SHARES SECURITIES FUND
Class 1
 1996(4)                                                        10.00              .02                 .33               .35
 1997                                                           10.35              .13                1.71              1.84
 1998                                                           12.18              .28               (.25)               .03
 1999(7)                                                        11.96              .20                1.41              1.61
Class 2
 1999(6),(7)                                                    12.36              .16                1.07              1.23
TEMPLETON DEVELOPING MARKETS EQUITY FUND
Class 1
 1995                                                            9.56              .09                 .18               .27
 1996                                                            9.78              .12                1.97              2.09
 1997                                                           11.59              .18              (1.10)             (.92)
 1998                                                           10.29              .20              (2.35)            (2.15)
 1999(7)                                                         6.91              .09                3.66              3.75
Class 2
 1999(6),(7)                                                     7.22              .02                3.39              3.41
TEMPLETON GLOBAL ASSET ALLOCATION FUND
Class 1
 1995(1)                                                        10.00              .18                 .52               .70
 1996                                                           10.52              .34                1.75              2.09
 1997                                                           12.59              .42                1.04              1.46
 1998                                                           13.72              .61               (.59)               .02
 1999(7)                                                        12.67              .39                 .53               .92
Class 2
 1999(6),(7)                                                    12.94              .32                 .29               .61
TEMPLETON GLOBAL GROWTH FUND
Class 1
 1995                                                           10.48              .16                1.17              1.33
 1996                                                           11.75              .25                2.22              2.47
 1997                                                           13.80              .33                1.53              1.86
 1998                                                           15.34              .35                 .98              1.33
 1999(7)                                                        14.77              .28                2.66              2.94
Class 2
 1999(6),(7)                                                    15.34              .17                2.17              2.34

                                                                            PER SHARE OPERATING PERFORMANCE
                                                     ---------------------------------------------------------------------------
                                                                              DISTRI-
                                                     DISTRIBUTIONS            BUTIONS
                                                     FROM NET                 FROM NET            TOTAL               NET ASSET
YEAR                                                 INVESTMENT               REALIZED            DISTRI-             VALUE, END
ENDED                                                INCOME                   GAINS               BUTIONS             OF YEAR
MUTUAL DISCOVERY SECURITIES FUND
Class 1
 1996(4)                                         $     $ --                     $ --                  $ --             $10.21
 1997                                                 (.01)                       --                 (.01)              12.17
 1998                                                 (.17)                    (.15)                 (.32)              11.29
 1999(7)                                              (.37)                       --                 (.37)              13.57
Class 2
 1999(6),(7)                                          (.37)                       --                 (.37)              13.54
MUTUAL SHARES SECURITIES FUND
Class 1
 1996(4)                                                 --                       --                    --              10.35
 1997                                                 (.01)                       --                 (.01)              12.18
 1998                                                 (.13)                    (.12)                 (.25)              11.96
 1999(7)                                              (.34)                       --                 (.34)              13.23
Class 2
 1999(6),(7)                                          (.34)                       --                 (.34)              13.25
TEMPLETON DEVELOPING MARKETS EQUITY FUND
Class 1
 1995                                                 (.04)                    (.01)                 (.05)               9.78
 1996                                                 (.10)                    (.18)                 (.28)              11.59
 1997                                                 (.15)                    (.23)                 (.38)              10.29
 1998                                                 (.29)                    (.94)                (1.23)               6.91
 1999(7)                                              (.17)                       --                 (.17)              10.49
Class 2
 1999(6),(7)                                          (.17)                       --                 (.17)              10.46
TEMPLETON GLOBAL ASSET ALLOCATION FUND
Class 1
 1995(1)                                              (.18)                       --                 (.18)              10.52
 1996                                                 (.01)                    (.01)                 (.02)              12.59
 1997                                                 (.26)                    (.07)                 (.33)              13.72
 1998                                                 (.49)                    (.58)                (1.07)              12.67
 1999(7)                                              (.90)                    (.88)                (1.78)              11.81
Class 2
 1999(6),(7)                                          (.88)                    (.88)                (1.76)              11.79
TEMPLETON GLOBAL GROWTH FUND
Class 1
 1995                                                 (.06)                       --                 (.06)              11.75
 1996                                                 (.21)                    (.21)                 (.42)              13.80
 1997                                                 (.24)                    (.08)                 (.32)              15.34
 1998                                                 (.41)                   (1.49)                (1.90)              14.77
 1999(7)                                              (.36)                   (1.72)                (2.08)              15.63
Class 2
 1999(6),(7)                                          (.36)                   (1.72)                (2.08)              15.60

                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                     ------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                     NET                RATIO OF          INVESTMENT
                                                                     ASSETS, END        EXPENSES          INCOME TO     PORTFOLIO
YEAR                                              TOTAL              OF YEAR            TO AVERAGE        AVERAGE NET   TURNOVER
ENDED                                             RETURN(+)          (000'S)            NET ASSETS        ASSETS        RATE
MUTUAL DISCOVERY SECURITIES FUND
Class 1
 1996(4)                                           2.10%             $15,418            1.37%*            2.11%*          .14%
 1997                                              19.25             198,653              1.06              1.19         55.93
 1998                                             (5.00)             224,656             1.019              1.94         93.99
 1999(7)                                           23.76             202,777             1.019              1.42        104.69
Class 2
 1999(6),(7)                                       19.68                 413             1.27*              .94*        104.69
MUTUAL SHARES SECURITIES FUND
Class 1
 1996(4)                                            3.50              27,677             1.00*             2.56*          1.31
 1997                                              17.73             387,787               .80              2.10         49.01
 1998                                                .09             482,444             .7910              2.60         70.19
 1999(7)                                           13.40             448,278             .7910              1.59         80.02
Class 2
 1999(6),(7)                                        9.91               5,716             1.04*             1.26*         80.02
TEMPLETON DEVELOPING MARKETS EQUITY FUND
Class 1
 1995                                               2.77             158,084              1.41              2.01         19.96
 1996                                              21.59             272,098              1.49              1.68         12.42
 1997                                             (8.72)             279,680              1.42              1.57         20.59
 1998                                            (21.61)             162,433              1.41              2.04         36.58
 1999(7)                                           54.64             189,029              1.39              1.03         31.82
Class 2
 1999(6),(7)                                       47.58                 346             1.67*              .18*         31.82
TEMPLETON GLOBAL ASSET ALLOCATION FUND
Class 1
 1995(1)                                            7.01              14,729              .90*             3.84*         30.00
 1996                                              19.84              56,274               .86              4.21         52.35
 1997                                              11.71              93,402               .94              4.22         61.93
 1998                                              (.04)              81,670               .84              4.32         59.03
 1999(7)                                            7.53              61,588               .82              3.22         36.08
Class 2
 1999(6),(7)                                        4.94                  52             1.07*             2.73*         36.08
TEMPLETON GLOBAL GROWTH FUND
Class 1
 1995                                              12.72             338,755               .97              2.46         30.92
 1996                                              21.28             579,877               .93              2.20         12.32
 1997                                              13.50             758,445               .88              2.49         24.81
 1998                                               8.98             747,080               .88              2.27         32.30
 1999(7)                                           21.04             708,310               .88              1.87         46.54
Class 2
 1999(6),(7)                                       16.35               4,483             1.14*             1.17*         46.54


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights (continued)

                                                                                 PER SHARE OPERATING PERFORMANCE
                                                           ----------------------------------------------------------------------
                                                           NET                                       NET
                                                           ASSET                   NET               REALIZED &        TOTAL
                                                           VALUE,                  INVEST-           UNREALIZED        FROM
YEAR                                                       BEGINNING               MENT              GAINS             INVESTMENT
ENDED                                                      OF YEAR                 INCOME            (LOSSES)          OPERATIONS
TEMPLETON GLOBAL INCOME SECURITIES FUND
Class 1
 1995                                                     $12.19                  $ .29             $ 1.47             $ 1.76
 1996                                                      13.46                   1.02                .17               1.19
 1997                                                      13.61                   1.05               (.73)               .32
 1998                                                      12.97                   1.07               (.19)               .88
 1999(7)                                                   12.87                    .68              (1.42)              (.74)
Class 2
 1999(6),(7)                                               12.93                    .60              (1.44)              (.84)
TEMPLETON INTERNATIONAL EQUITY FUND
Class 1
 1995                                                      12.51                    .37                .94               1.31
 1996                                                      13.32                    .40               2.58               2.98
 1997                                                      15.45                    .30               1.51               1.81
 1998                                                      16.12                    .56                .42                .98
 1999(7)                                                   15.52                    .36               3.62               3.98
Class 2
 1999(6),(7)                                               16.24                    .28               2.89               3.17
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
Class 1
 1996(3)                                                   10.00                    .10               1.15               1.25
 1997                                                      11.25                    .23               (.39)              (.16)
 1998                                                      11.02                    .25              (1.52)             (1.27)
 1999(7)                                                    9.20                    .26               1.93               2.19
Class 2
 1999(6),(7)                                                9.44                    .13               1.82               1.95
TEMPLETON PACIFIC GROWTH FUND
Class 1
 1995                                                      13.24                    .33                .71               1.04
 1996                                                      13.91                    .21               1.34               1.55
 1997                                                      14.76                    .29              (5.49)             (5.20)
 1998                                                       9.28                    .21              (1.52)             (1.31)
 1999(7)                                                    7.51                    .08               2.70               2.78
Class 2
 1999(6),(7)                                                7.63                    .06               2.59               2.65



                                                                             PER SHARE OPERATING PERFORMANCE
                                                         ------------------------------------------------------
                                                                          DISTRI-
                                                         DISTRIBUTIONS    BUTIONS
                                                         FROM NET         FROM NET   TOTAL          NET ASSET
YEAR                                                     INVESTMENT       REALIZED   DISTRI-        VALUE, END          TOTAL
ENDED                                                    INCOME           GAINS      BUTIONS        OF YEAR             RETURN+
TEMPLETON GLOBAL INCOME SECURITIES FUND
Class 1
 1995                                                    $ (.49)          $  --     $  (.49)         $13.46               14.68%
 1996                                                     (1.04)             --       (1.04)          13.61                9.56
 1997                                                      (.96)             --        (.96)          12.97                2.55
 1998                                                      (.98)             --        (.98)          12.87                7.08
 1999(7)                                                  (1.06)             --       (1.06)          11.07               (5.79)
Class 2
 1999(6),(7)                                              (1.05)             --       (1.05)          11.04               (6.53)
TEMPLETON INTERNATIONAL EQUITY FUND
Class 1
 1995                                                      (.22)            (.28)      (.50)          13.32               10.59
 1996                                                      (.38)            (.47)      (.85)          15.45               22.98
 1997                                                      (.45)            (.69)     (1.14)          16.12               11.69
 1998                                                      (.53)           (1.05)     (1.58)          15.52                5.56
 1999(7)                                                  (1.03)(11)        (.52)     (1.55)          17.95               26.63
Class 2
 1999(6),(7)                                               (.99)(11)        (.52)     (1.51)          17.90               20.45
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
Class 1
 1996(3)                                                    --               --         --            11.25               12.50
 1997                                                      (.07)             --        (.07)          11.02               (1.50)
 1998                                                      (.25)            (.30)      (.55)           9.20              (12.27)
 1999(7)                                                   (.32)             --        (.32)          11.07               23.90
Class 2
 1999(6),(7)                                               (.32)             --        (.32)          11.07               20.75
TEMPLETON PACIFIC GROWTH FUND
Class 1
 1995                                                      (.26)            (.11)      (.37)          13.91                7.97
 1996                                                      (.44)            (.26)      (.70)          14.76               11.10
 1997                                                      (.28)             --        (.28)           9.28              (35.95)
 1998                                                      (.35)            (.11)      (.46)           7.51              (13.13)
 1999(7)                                                   (.10)             --        (.10)          10.19               37.02
Class 2
 1999(6),(7)                                               (.08)             --        (.08)          10.20               34.74



                                                                                RATIOS/SUPPLEMENTAL DATA
                                                           -----------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                           NET              RATIO OF          INVESTMENT
                                                           ASSETS, END      EXPENSES          INCOME                     PORTFOLIO
YEAR                                                       OF YEAR          TO AVERAGE        TO AVERAGE                 TURNOVER
ENDED                                                      (000'S)          NET ASSETS        NET ASSETS                 RATE
TEMPLETON GLOBAL INCOME SECURITIES FUND
Class 1
 1995                                                    $   243,194         .64%              7.59%                      152.89%
 1996                                                        221,722         .61               7.30                       140.96
 1997                                                        185,016         .62               7.03                       181.61
 1998                                                        150,941         .63               6.86                        84.17
 1999(7)                                                      90,537         .65               5.65                        80.76
Class 2
 1999(6),(7)                                                     443         .91*              5.36*                       80.76
TEMPLETON INTERNATIONAL EQUITY FUND
Class 1
 1995                                                        850,117         .92               2.87                        16.42
 1996                                                      1,108,099         .89               3.07                        27.52
 1997                                                      1,161,430         .89               3.01                        26.96
 1998                                                        955,900         .88               2.90                         5.98
 1999(7)                                                     777,037         .90               2.21                        33.74
Class 2
 1999(6),(7)                                                   3,232        1.17*              1.73*                       33.74
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
Class 1
 1996(3)                                                      16,255        1.16*              2.51*                        --
 1997                                                         32,201        1.06               2.74                        21.38
 1998                                                         24,999        1.10               2.26                        18.45
 1999(7)                                                      23,541        1.11               2.52                        15.80
Class 2
 1999(6),(7)                                                   2,049        1.38*              1.21*                       15.80
TEMPLETON PACIFIC GROWTH FUND
Class 1
 1995                                                        331,936        1.01               2.08                        36.06
 1996                                                        356,759         .99               1.51                        12.85
 1997                                                        165,404        1.03               1.97                        11.87
 1998                                                         98,769        1.10               2.60                        12.55
 1999(7)                                                      96,738        1.08                .93                        12.45
Class 2
 1999(6),(7)                                                     112        1.36*               .68*                       12.45


 *  Annualized

** The portfolio turnover rate excludes mortgage dollar roll transactions.

*** The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

(+) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

(1)  For the period April 19, 1995 (effective date) to December 31, 1995.

(2)  For the period November 1, 1995 (effective date) to December 31, 1995.

(3)  For the period May 1, 1996 (effective date) to December 31, 1996.

(4)  For the period November 8, 1996 (effective date) to December 31, 1996.

(5)  For the period May 1, 1998 (effective date) to December 31, 1998.

(6)  For the period January 6, 1999 (effective date) to December 31, 1999.

(7) Based on average shares outstanding.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FINANCIAL HIGHLIGHTS (continued)

(8) During the years indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees incurred by certain Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

Franklin Money Market Fund    Franklin Zero Coupon Fund - 2000   Franklin Zero Coupon Fund - 2005    Franklin Zero Coupon Fund 2010
1995 ..............    .53%       1995 .......    .63%               1995 ......    .66%                 1995 .......        .66%
1996 ..............    .53        1996 .......    .62                1996 ......    .65                  1996 .......        .65
1997 ..............    .53        1997 .......    .63                1997 ......    .65                  1997 .......        .65
1998 ..............    .53        1998 .......    .66                1998 ......    .66                  1998 .......        .66





(9) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets for Mutual Discovery Securities Fund was 0.99% and 1.00% for the years ended December 31, 1999 and December 31, 1998, respectively.

(10) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets for Mutual Shares Securities Fund was 0.77% for the years ended December 31, 1999 and December 31, 1998.

(11) Includes distributions in excess of net investment income in the amount of $.013.


                       SEE NOTES TO FINANCIAL STATEMENTS.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 1999

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND         COUNTRY                               SHARES                 VALUE
-----------------------------------------------      ---------------                        --------             ------------
COMMON STOCKS 88.8%
 CELLULAR TELEPHONE 12.6%
(a) Nextel Communications Inc., A ................    United States                          130,000             $ 13,406,250
    NTT Mobile Communications Network Inc. .......    Japan                                      420               16,153,056
(a) Sprint Corp. (PCS Group) .....................    United States                          250,000               25,625,000
(a) Stet Hellas Telecommunications SA, ADR .......    Greece                                 418,900               12,776,450
    Vodafone AirTouch PLC, ADR ...................    United Kingdom                         590,000               29,205,000
(a) VoiceStream Wireless Corp. ...................    United States                          189,000               26,897,063
                                                                                                                 ------------
                                                                                                                  124,062,819
                                                                                                                 ------------
(a) COMPUTER COMMUNICATIONS 1.4%
    Cisco Systems Inc. ...........................    United States                          130,000               13,926,250
(a) EDP SERVICES 3.2%                                                                                            ------------
    Equant NV, N.Y. shs. .........................    Netherlands                            230,000               25,760,000
    Infonet Services Corp., B ....................    United States                          235,100                6,171,375
                                                                                                                 ------------
                                                                                                                   31,931,375
                                                                                                                 ------------
    ELECTRIC UTILITIES 6.5%
    CMS Energy Corp. .............................    United States                          140,000                4,366,250
    Edison International .........................    United States                          670,000               17,545,625
    Illinova Corp. ...............................    United States                          200,000                6,950,000
    Montana Power Co. ............................    United States                          160,000                5,770,000
    Northwestern Corp. ...........................    United States                          363,000                7,986,000
    PECO Energy Co. ..............................    United States                          307,000               10,668,250
    Pinnacle West Capital Corp. ..................    United States                          213,800                6,534,263
    TECO Energy Inc. .............................    United States                          247,700                4,597,931
                                                                                                                 ------------
                                                                                                                   64,418,319
                                                                                                                 ------------
    ELECTRICAL PRODUCTS .7%
    Furukawa Electric Co. Ltd. ...................    Japan                                  425,000                6,446,641
                                                                                                                 ------------
(a) ELECTRONIC COMPONENTS 1.0%
    CTS Corp. ....................................    United States                          125,000                9,421,875
                                                                                                                 ------------
    MAJOR U.S. TELECOMMUNICATIONS 13.0%
    AT&T Corp. ...................................    United States                          570,000               28,927,500
    Bell Atlantic Corp. ..........................    United States                          260,000               16,006,250
    GTE Corp. ....................................    United States                          320,000               22,580,000
(a) MCI WorldCom Inc. ............................    United States                          510,000               27,061,873
    SBC Communications Inc. ......................    United States                          400,000               19,500,000
    U.S. West Inc. ...............................    United States                          200,000               14,400,000
                                                                                                                 ------------
                                                                                                                  128,475,623
                                                                                                                 ------------
    NATURAL GAS DISTRIBUTION .9%
(a) Gas Authority of India Ltd., GDR, 144A .......    India                                  584,100                5,519,745
    MDU Resources Group Inc. .....................    United States                          184,900                3,698,000
                                                                                                                 ------------
                                                                                                                    9,217,745
                                                                                                                 ------------
    NON-U.S. UTILITIES .6%
    ScottishPower PLC ............................    United Kingdom                         840,000                6,353,249
                                                                                                                 ------------
    OIL/GAS TRANSMISSION 1.1%
    Enron Corp. ..................................    United States                          245,000               10,871,875
                                                                                                                 ------------
    OTHER TELECOMMUNICATIONS 40.4%
(a) Alaska Communications Systems Holdings Inc. ..    United States                           99,400                1,230,075
(a) Broadwing Inc. ...............................    United States                          400,000               14,750,000
(a) Citizens Utilities Co., B ....................    United States                          760,000               10,782,500
    City Telecom (HK) Ltd. .......................    Hong Kong                              772,000                  749,804
(a) Clearnet Communications Inc., A ..............    Canada                                 441,200               15,166,250
(a) EIRCOM PLC ...................................    Irish Republic                       2,396,000               10,251,686
(a) FirstCom Corp. ...............................    United States                           96,600                3,550,050
(a) Global Crossing Ltd. .........................    Bermuda                                810,000               40,500,000
(a) Global TeleSystems Group Inc. ................    United States                          790,000               27,353,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Statement of Investments, December 31, 1999 (cont.)

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND                COUNTRY                  SHARES                    VALUE
------------------------------------------------              -------------          -------------            ------------
COMMON STOCKS (CONT.)
OTHER TELECOMMUNICATIONS (CONT.)
(a) GST Telecommunications Inc. ..................            Canada                     1,425,000            $ 12,914,063
    Hellenic Telecommunications Organization SA...            Greece                       532,110              12,593,167
(a) ICG Communications Inc. ......................            United States                408,000               7,650,000
(a) Intermedia Communications Inc. ...............            United States                330,400              12,823,650
    Korea Telecom Corp. ..........................            South Korea                  140,000              22,069,573
(a) KPNQwest NV...................................            Netherlands                  136,200               8,682,750
(a) McLeodUSA Inc. ...............................            United States                190,000              11,186,250
(a) NEXTLINK Communications Inc., ................            United States                210,000              17,443,125
    Nippon Telegraph & Telephone Corp. ...........            Japan                            900              15,413,221
(a) Pacific Gateway Exchange Inc. ................            United States                 87,500               1,492,969
    Portugal Telecom SA...........................            Portugal                   1,250,000              13,704,319
(a) Primus Telecommunications Group Inc. .........            United States                390,000              14,917,500
(a) Qwest Communications International Inc. ......            United States                470,000              20,210,000
    Swisscom AG...................................            Switzerland                   47,700              19,289,670
    Telecom Italia SpA............................            Italy                      4,000,000              24,379,342
(a) Telecomunicacoes Brasileiras SA, ADR..........            Brazil                        42,000                     655
    Telefonica SA, ADR............................            Spain                        270,000              21,279,375
(a) Telstra Corp Ltd. ............................            Australia                  1,180,500               4,161,739
(a) Time Warner Telecom Inc., ....................            United States                300,000              14,981,250
(a) Versatel Telecom International NV.............            Netherlands                  160,000               5,637,773
(a) Williams Communications Group Inc. ...........            United States                458,400              13,264,950
                                                                                                              ------------
                                                                                                               398,429,456
                                                                                                              ------------
(a) SEMICONDUCTORS 1.1%
    SDL Inc. .....................................            United States                 50,000              10,900,000
                                                                                                              ------------
    TELECOMMUNICATIONS EQUIPMENT 4.6%
(a) Catapult Communications Corp. ................            United States                300,000               2,981,250
(a) C-COR.ne Corp. ...............................            United States                 20,000               1,532,500
(a) Ciena Corp. ..................................            United States                130,000               7,475,000
    Lucent Technologies Inc. .....................            United States                120,000               8,977,500
(a) NICE Systems Ltd., DR.........................            Israel                        88,500               4,353,094
    Nokia Corp., ADR..............................            Finland                       55,000              10,450,000
(a) Tellabs Inc. .................................            United States                150,000               9,628,125
                                                                                                              ------------
                                                                                                                45,397,469
                                                                                                              ------------
(a) UNREGULATED POWER GENERATION 1.7%
    AES Corp. ....................................            United States                150,000              11,212,500
    Calpine Corp. ................................            United States                 83,000               5,312,000
                                                                                                              ------------
                                                                                                                16,524,500
                                                                                                              ------------
    TOTAL COMMON STOCKS (COST $577,894,593)........                                                            876,377,196
    CONVERTIBLE PREFERRED STOCKS .8%
    CMS Energy Trust I, 7.75%, cvt. pfd.
    (COST $8,750,000)..............................           United States              175,000                 8,137,500
                                                                                                              ------------
    TOTAL LONG TERM INVESTMENTS
    (COST $586,644,594)............................                                                            884,514,696
                                                                                                              ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND                                            COUNTRY          AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
(g) REPURCHASE AGREEMENT 8.3%
    Joint Repurchase Agreement, 2.583%, 1/03/00, (Maturity Value $81,786,809)
        (COST $81,769,208) ...........................................................    United States  $81,769,208    $ 81,769,208
     Banc of America Securities LLC ..................................................
     Barclays Capital Inc. ...........................................................
     Bear, Stearns & Co. Inc. ........................................................
     Chase Securities Inc. ...........................................................
     Donaldson, Lufkin & Jenrette Securities Corp. ...................................
     Dresdner Kleinwort Benson, North America LLC ....................................
     Paribas Corp. ...................................................................
     Warburg Dillon Read LLC .........................................................
      Collateralized by U.S. Treasury Bills and Notes ................................
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $668,413,801) 97.9% ......................................                                   966,283,904
    OTHER ASSETS, LESS LIABILITIES 2.1% ..............................................                                    21,217,547
                                                                                                                        ------------
    NET ASSETS 100.0% ................................................................                                  $987,501,451
                                                                                                                        ------------

(a) Non-income producing.

(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

    FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND                                                    SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 93.3%

(a) CONSUMER SERVICES .7%
    drkoop.com Inc. ........................................................                        7,00                  $   83,125
                                                                                                                           ---------
(a) ELECTRONIC TECHNOLOGY .1%
    Caliper Technologies Corp. .............................................                          20                      13,350
                                                                                                                           ---------
    HEALTH SERVICES 21.2%
(a) Beverly Enterprises Inc. ...............................................                       13,60                      59,500
(a) CareInsite Inc. ........................................................                        2,00                     161,000
    Columbia/HCA Healthcare Corp. ..........................................                        6,60                     193,463
(a) eBenX Inc. .............................................................                          10                       4,525
(a) Express Scripts Inc., A ................................................                        1,80                     115,200
(a) Foundation Health Systems Inc., A ......................................                        7,00                      69,563
(a) Lincare Holdings Inc. ..................................................                        3,50                     121,406
(a) MedicaLogic Inc. .......................................................                        3,30                      69,300
(a) NovaMed Eyecare Inc. ...................................................                        2,30                      15,525
    Omnicare Inc. ..........................................................                       18,10                     217,200
(a) Pharmaceutical Product Development Inc. ................................                       10,00                     118,750
(a) Renal Care Group Inc. ..................................................                       10,30                     240,763
(a) SciQuest.com Inc. ......................................................                        3,30                     262,350
(a) Tenet Healthcare Corp. .................................................                        3,10                      72,850
    United HealthCare Corp. ................................................                        3,30                     175,313
    Universal Health Services Inc., B ......................................                        7,90                     284,400
(a) Wellpoint Health Networks Inc. .........................................                        3,50                     230,781
                                                                                                                           ---------
                                                                                                                           2,411,889
                                                                                                                           ---------
    HEALTH TECHNOLOGY 71.3%
(a) Abgenix Inc. ...........................................................                        3,30                     437,250
    American Home Products Corp. ...........................................                        7,70                     303,669
(a) Amgen Inc. .............................................................                        4,60                     276,288
    Baxter International Inc. ..............................................                        8,20                     515,063
(a) Biogen Inc. ............................................................                        1,40                     118,300
    Bristol-Myers Squibb Co. ...............................................                        4,20                     269,588
(a) Cell Genesys Inc. ......................................................                       16,50                     211,406
(a) CIMA Labs Inc. .........................................................                       25,00                     326,563
(a) COR Therapeutics Inc. ..................................................                        5,20                     139,750
    Eli Lilly & Co. ........................................................                        6,10                     405,650
(a) Genentech Inc. .........................................................                        2,10                     282,450
(a) Gilead Sciences Inc. ...................................................                        2,30                     124,488
    Glaxo Wellcome PLC, ADR (United Kingdom) ...............................                        4,40                     245,850
(a) INAMED Corp. ...........................................................                        2,80                     122,850
(a) Inhale Therapeutic Systems Inc. ........................................                       13,00                     553,313
    Johnson & Johnson ......................................................                        1,00                      93,125
(a) MedImmune Inc. .........................................................                        1,70                     281,988
    Merck & Co. Inc. .......................................................                        1,50                     100,594
(a) MGI Pharma Inc. ........................................................                        3,00                      35,813
(a) Molecular Devices Corp. ................................................                        5,10                     265,200
(a) Noven Pharmaceuticals Inc. .............................................                       12,00                     217,500
(a) Novoste Corp. ..........................................................                       11,20                     184,800
(a) Ocular Sciences Inc. ...................................................                       11,50                     217,063
    Pharmacia & Upjohn Inc. ................................................                        5,00                     225,000
    Roche Holding AG (Switzerland) .........................................                           1                     189,890
    Schering-Plough Corp. ..................................................                        9,20                     388,125
(a) Serologicals Corp. .....................................................                       30,00                     180,000
(a) Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ..................                       10,73                     312,786

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

 FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND                                                        SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    HEALTH TECHNOLOGY (CONT.)
(a) SonoSite Inc. ...................................................................                   3,900           $    123,338
(a) Vertex Pharmaceuticals Inc. .....................................................                   9,000                314,993
    Warner-Lambert Co. ..............................................................                   5,300                434,269
(a) Watson Pharmaceuticals Inc. .....................................................                   6,200                222,038
                                                                                                                        ------------
                                                                                                                           8,119,000
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $9,099,212) ...................................                                     10,627,364
                                                                                                                        ------------
    SHORT TERM INVESTMENTS 7.5%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $855,059) ...                 855,059                855,059
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $9,954,271) 100.8% ......................................                                     11,482,423
    OTHER ASSETS, LESS LIABILITIES (.8%) ............................................                                       (91,944)
                                                                                                                        ------------
    NET ASSETS 100.0% ...............................................................                                   $ 11,390,479
                                                                                                                        ------------

(a) Non-income producing.

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                    SHARES/
FRANKLIN GROWTH AND INCOME FUND                                        COUNTRY                     WARRANTS                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 94.6%

COMMERCIAL SERVICES 1.1%
Dun & Bradstreet Corp. ...............................               United States                  375,200              $11,068,400
                                                                                                                         -----------
CONSUMER DURABLES 3.5%
Eastman Kodak Co. ....................................               United States                  168,000               11,130,000
Ford Motor Co. .......................................               United States                  242,000               12,931,875
General Motors Corp. .................................               United States                  135,500                9,849,156
                                                                                                                         -----------
                                                                                                                          33,911,031
                                                                                                                         -----------
CONSUMER NON-DURABLES 7.0%
Bestfoods ............................................               United States                  250,000               13,140,625
General Mills Inc. ...................................               United States                  547,000               19,555,250
Gillette Co. .........................................               United States                   30,000                1,235,625
H.J. Heinz Co. .......................................               United States                  343,000               13,655,688
PepsiCo Inc. .........................................               United States                  240,000                8,460,000
Philip Morris Cos. Inc. ..............................               United States                  507,800               11,774,613
                                                                                                                         -----------
                                                                                                                          67,821,801
                                                                                                                         -----------
CONSUMER SERVICES 1.0%
Harcourt General Inc. ................................               United States                  251,700               10,130,925
                                                                                                                         -----------
ELECTRONIC TECHNOLOGY 4.9%
Hewlett-Packard Co. ..................................               United States                  101,500               11,564,656
International Business Machines Corp. ................               United States                   85,000                9,180,000
Motorola Inc. ........................................               United States                   88,000               12,958,000
Perkinelmer Inc. .....................................               United States                  159,400                6,644,988
Raytheon Co., B ......................................               United States                  255,700                6,792,031
                                                                                                                         -----------
                                                                                                                          47,139,675
                                                                                                                         -----------
ENERGY MINERALS 8.0%
Atlantic Richfield Co. ...............................               United States                  112,500                9,731,250
Chevron Corp. ........................................               United States                  109,000                9,442,125
Conoco Inc., B .......................................               United States                  480,830               11,960,646
Exxon Mobil Corp. ....................................               United States                  241,572               19,461,681
Texaco Inc. ..........................................               United States                  311,400               16,912,913
Ultramar Diamond Shamrock Corp. ......................               United States                  447,800               10,159,463
                                                                                                                         -----------
                                                                                                                          77,668,078
                                                                                                                         -----------
FINANCE 8.4%
Bank of America Corp. ................................               United States                  195,000                9,786,563
Bank One Corp. .......................................               United States                  276,210                8,855,983
Fannie Mae ...........................................               United States                  140,000                8,741,250
First Union Corp. ....................................               United States                  223,000                7,317,188
Fleet Boston Financial Corp. .........................               United States                  348,468               12,131,042
J.P. Morgan & Co. Inc. ...............................               United States                   82,100               10,395,913
National City Corp. ..................................               United States                  415,000                9,830,313
Union Planters Corp. .................................               United States                  119,000                4,693,063
Washington Mutual Inc. ...............................               United States                  361,000                9,386,000
                                                                                                                         -----------
                                                                                                                          81,137,315
                                                                                                                         -----------
HEALTH TECHNOLOGY 7.1%
Abbott Laboratories ..................................               United States                  335,000               12,164,688
American Home Products Corp. .........................               United States                  217,000                8,557,938
Baxter International Inc. ............................               United States                  215,000               13,504,688
Glaxo Wellcome PLC, ADR ..............................              United Kingdom                  280,800               15,689,700
Pharmacia & Upjohn Inc. ..............................               United States                  403,500               18,157,500
                                                                                                                         -----------
                                                                                                                          68,074,514
                                                                                                                         -----------
INSURANCE 4.3%
Allstate Corp. .......................................               United States                  280,000                6,720,000
Lincoln National Corp. ...............................               United States                  366,800               14,672,000
St. Paul Cos. Inc. ...................................               United States                  592,000               19,943,000
                                                                                                                         -----------
                                                                                                                          41,335,000
                                                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                   SHARES/
 FRANKLIN GROWTH AND INCOME FUND                                     COUNTRY                      WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

   NON-ENERGY MINERALS 3.9%
   Corus Group PLC, ADR ......................................           United Kingdom               330,000           $  8,538,750
   De Beers Consolidated Mines AG, ADR .......................             South Africa               443,000             12,819,313
   Weyerhaeuser Co. ..........................................            United States               230,500             16,552,781
                                                                                                                        ------------
                                                                                                                          37,910,844
                                                                                                                        ------------
   PROCESS INDUSTRIES 6.0%
   Dow Chemical Co. ..........................................            United States                76,800             10,262,400
   E. I. du Pont de Nemours and Co. ..........................            United States                99,210              6,535,459
   General Electric Co. ......................................            United States               130,700             20,225,825
   Imperial Chemical Industries PLC, ADR .....................           United Kingdom               249,400             10,615,088
   Pall Corp. ................................................            United States               483,600             10,427,625
                                                                                                                        ------------
                                                                                                                          58,066,397
                                                                                                                        ------------
   PRODUCER MANUFACTURING 8.8%
   Avery Dennison Corp. ......................................            United States               174,000             12,680,250
   Dana Corp. ................................................            United States               359,600             10,765,525
   Deere & Co. ...............................................            United States               270,000             11,711,250
   Delphi Automotive Systems Corp. ...........................            United States                94,705              1,491,604
   Diebold Inc. ..............................................            United States               389,500              9,153,250
   Emerson Electric Co. ......................................            United States               220,000             12,622,500
   Minnesota Mining & Manufacturing Co. ......................            United States               137,500             13,457,813
   Pitney Bowes Inc. .........................................            United States               265,000             12,802,813
                                                                                                                        ------------
                                                                                                                          84,685,005
                                                                                                                        ------------
   REAL ESTATE 4.9%
   Arden Realty Inc. .........................................            United States               479,200              9,613,950
   Equity Office Properties Trust ............................            United States               225,000              5,540,625
   Equity Residential Properties Trust .......................            United States               325,300             13,886,244
   Glenborough Realty Trust Inc. .............................            United States               400,000              5,350,000
   Simon Property Group Inc. .................................            United States               544,700             12,494,056
                                                                                                                        ------------
                                                                                                                          46,884,875
                                                                                                                        ------------
   RETAIL TRADE 1.8%
   J.C. Penney Co. Inc. ......................................            United States               381,900              7,614,131
   May Department Stores Co. .................................            United States               300,000              9,675,000
                                                                                                                        ------------
                                                                                                                          17,289,131
                                                                                                                        ------------
   TECHNOLOGY SERVICES 1.3%
(a)Acclaim Entertainment Inc., wts., 4/04/02 .................            United States                 1,900                  3,002
   Automatic Data Processing Inc. ............................            United States               226,500             12,202,688
                                                                                                                        ------------
                                                                                                                          12,205,690
                                                                                                                        ------------
   TELECOMMUNICATIONS 13.3%
   AT&T Corp. ................................................            United States               457,500             23,218,125
   Bell Atlantic Corp. .......................................            United States               504,632             31,066,408
   GTE Corp. .................................................            United States               389,500             27,484,094
   SBC Communications Inc. ...................................            United States               318,472             15,525,510
   U.S. West Inc. ............................................            United States               433,100             31,183,200
                                                                                                                        ------------
                                                                                                                         128,477,337
                                                                                                                        ------------
   TRANSPORTATION .7%
   United Parcel Service Inc., B .............................            United States               101,100              6,975,900
                                                                                                                        ------------
   UTILITIES 8.6%
   Consolidated Natural Gas Co. ..............................            United States               162,000             10,519,875
   Constellation Energy Group Inc. ...........................            United States               423,000             12,267,000
   Dominion Resources Inc. ...................................            United States               169,500              6,652,875
   GPU Inc. ..................................................            United States               308,300              9,229,731
   Kansas City Power & Light Co. .............................            United States               471,000             10,391,438
   MCN Energy Group Inc. .....................................            United States               355,000              8,431,250
   National Fuel Gas Co. .....................................            United States               303,800             14,126,700
   Sempra Energy .............................................            United States               636,585             11,060,655
                                                                                                                        ------------
                                                                                                                          82,679,524
                                                                                                                        ------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $784,271,545) ......                                                            913,461,442
                                                                                                                        ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                                     PRINCIPAL
 FRANKLIN GROWTH AND INCOME FUND                                                  COUNTRY              AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 3.8%

   FHLMC, 1/20/00 (COST $36,893,573) ....................................        United States      $ 37,000,000        $ 36,908,462
                                                                                                                        ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $821,165,118) ....                                                950,369,904
                                                                                                                        ------------
(g)REPURCHASE AGREEMENT 1.6%
   Joint Repurchase Agreement, 2.583%, 1/03/00,
      (Maturity Value $14,971,954) (COST $14,968,732) ...................        United States        14,968,732          14,968,732
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $836,133,850) 100.0% .........................                                                965,338,636
   OTHER ASSETS, LESS LIABILITIES .......................................                                                      3,266
                                                                                                                        ------------
   NET ASSETS 100.0% ....................................................                                               $965,341,902
                                                                                                                        ------------
                                                                                                                        ------------

(a)   Non-income producing.

(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                         SHARES/
                                                                                                       WARRANTS &
  FRANKLIN HIGH INCOME FUND                                                        COUNTRY               RIGHTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) COMMON STOCKS, WARRANTS AND RIGHTS .2%

    CONSUMER SERVICES
    Jack in the Box Inc. ..................................................        United States               210        $    4,344
                                                                                                                          ----------
    ENERGY MINERALS .1%
    Abraxas Petroleum Corp. ...............................................        United States           256,359           240,337
    Abraxas Petroleum Corp., rts., 11/01/04 ...............................        United States           256,359              --
                                                                                                                          ----------
                                                                                                                             240,337
                                                                                                                          ----------
    INDUSTRIAL SERVICES .1%
    R&B Falcon Corp. 144A, wts., 5/01/09 ..................................        United States             1,500           375,000
                                                                                                                          ----------
    NON-ENERGY MINERALS
    Gulf States Steel Inc., wts., 4/15/03 .................................        United States             5,000                 5
                                                                                                                          ----------
    PRODUCER MANUFACTURING
    Goss Holdings Inc., B .................................................        United States            44,604            89,208
                                                                                                                          ----------
    TELECOMMUNICATIONS
    International Wire Holding Co., wts., 8/15/01 .........................        United States             7,800                 8
    Loral Space & Communications Ltd., wts., 1/15/07 ......................        United States             1,500            17,295
    McCaw International Ltd., wts., 4/15/07 ...............................        United States             7,000            56,000
    Poland Telecom Finance, 144A, wts., 12/01/07 ..........................           Poland                 8,000            24,400
                                                                                                                          ----------
                                                                                                                            97,703
                                                                                                                          ----------
    UTILITIES
    Empire Gas Corp., wts., 7/15/04 .......................................        United States             6,900             1,725
                                                                                                                          ----------
    TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $661,499) ..............                                                  808,322
                                                                                                                          ----------
    PREFERRED STOCKS 1.5%
    INDUSTRIAL SERVICES .5%
    R&B Falcon Corp., 13.875%, pfd., PIK ..................................        United States             1,611         1,691,812
                                                                                                                          ----------
    PROCESS INDUSTRIES 1.0%
    Asia Pulp & Paper Co. Ltd., 12.00%, pfd ...............................          Indonesia               4,500         2,947,500
                                                                                                                          ----------
    TOTAL PREFERRED STOCKS (COST $6,037,972) ..............................                                                4,639,312
                                                                                                                          ----------

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  BONDS 96.1%
  COMMERCIAL SERVICES 2.3%
  Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 .............        United States         $2,000,000         1,845,000
  Fleming Cos. Inc., senior sub. note, B, 10.625%, 7/31/07 .............        United States          2,000,000         1,815,000
  Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ..........        United Kingdom         3,700,000         3,422,500
                                                                                                                        ----------
                                                                                                                         7,082,500
                                                                                                                        ----------
  CONSUMER DURABLES 2.7%
  E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ...........        United States          3,000,000         1,065,000
  Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ................        United States          2,900,000         1,261,500
  Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02,
      10.875% thereafter, 12/15/07 .....................................        United States          1,500,000         1,057,500
  True Temper Sports Inc., B, 10.875%, 12/01/08 ........................        United States          4,000,000         3,840,000
  Windmere-Durable Holdings Inc., senior sub. note, 10.00%, 7/31/08 ....        United States          1,200,000         1,188,000
                                                                                                                        ----------
                                                                                                                         8,412,000
                                                                                                                        ----------
  CONSUMER NON-DURABLES 3.6%
  Compania De Alimentos Fargo SA, 13.25%, 8/01/08 ......................          Argentina            1,250,000         1,081,250
  Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .................        United States          2,197,000         2,202,492
  Packaged Ice Inc., senior sub. note, B, 9.75%, 2/01/05 ...............        United States          2,600,000         2,392,000
  Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ................        United States          8,500,000         1,785,000
  Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 .........        United States          3,000,000         1,065,000
  United Industries Corp., senior sub. note, 9.875%, 4/01/09 ...........        United States          3,000,000         2,760,000
                                                                                                                        ----------
                                                                                                                        11,285,742
                                                                                                                        ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                           PRINCIPAL
  FRANKLIN HIGH INCOME FUND                                                           COUNTRY               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)

  CONSUMER SERVICES 21.5%
  Advanstar Communications, senior sub. note, 9.25%, 5/01/08 ..............         United States         $ 5,000,000    $ 4,725,000
  AMFM Inc., 9.00%, 10/01/08 ..............................................         United States           4,500,000      4,702,500
  AMFM Inc., senior note, 8.00%, 11/01/08 .................................         United States           3,500,000      3,500,000
  Ascent Entertainment Group Inc., senior disc. note, zero cpn. to
     12/15/02, 11.875% thereafter, 12/15/04 ...............................         United States           3,000,000      2,250,000
  Aztar Corp., senior sub. note, 8.875%, 5/15/07 ..........................         United States           4,500,000      4,331,250
  Charter Communications Holdings LLC, senior disc. note, zero cpn. to
     4/01/04, 9.92% thereafter, 4/01/11 ...................................         United States           5,750,000      3,399,688
  CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 ....................         United States           3,000,000      3,330,000
  CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ....................         United States           4,500,000      4,770,000
  Diamond Cable Communication Co., senior disc. note, zero cpn. to 2/15/02,
     10.75% thereafter, 2/15/07 ...........................................        United Kingdom           1,500,000      1,237,500
  Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ......................        United Kingdom           3,000,000      2,985,000
  Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 .......         United States           4,500,000      4,612,500
  Hollinger International Publishing Inc., senior sub. note, 9.25%,
     3/15/07...............................................................         United States           4,500,000      4,477,500
  La Petite Academy Inc., senior note, B, 10.00%, 5/15/08 .................         United States           5,000,000      3,700,000
  LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
     thereafter, 3/01/08 ..................................................         United States           2,600,000      1,768,000
  LIN Television Corp., senior sub. note, 8.375%, 3/01/08 .................         United States           2,800,000      2,639,000
  Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.125%,
     1/15/09 ..............................................................         United States           5,000,000      2,525,000
  Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ....................         United States           3,800,000      2,888,000
  Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 ........         United States           2,500,000      2,500,000
  Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 .............         United States           2,700,000      2,649,375
  Telewest Communications PLC, senior disc. note, 144A, zero cpn. to
     4/15/04, 9.25% thereafter, 4/15/09 ...................................        United Kingdom           1,750,000      1,111,250
  United Pan-Europe Communications NV, zero cpn. to 8/01/04, 12.50%
     thereafter, 8/01/09 ..................................................          Netherlands            6,250,000      3,562,500
                                                                                                                          ----------
                                                                                                                          67,664,063
                                                                                                                          ----------
  ELECTRONIC TECHNOLOGY 2.1%
  Exide Electronics Group Inc., senior sub. note, B, 11.50%, 3/15/06 ......         United States           2,000,000      2,165,538
  L-3 Communications Holdings Inc., B, 8.00%, 8/01/08 .....................         United States             750,000        691,875
  L-3 Communications Holdings Inc., senior sub. note, 10.375%, 5/01/07 ....         United States           3,500,000      3,622,500
                                                                                                                          ----------
                                                                                                                           6,479,913
                                                                                                                          ----------
  ENERGY MINERALS 4.2%
  Abraxas Petroleum Corp., 11.50%, 11/01/04 ...............................         United States           3,010,000      2,754,150
  Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 ......................         United States           5,000,000      2,625,000
  Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 ...         United States           1,800,000      1,588,500
  P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ................         United States           1,000,000        982,500
  P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ...........         United States           4,500,000      4,455,000
  Pogo Producing Co., senior sub. note, B, 8.75%, 5/15/07 .................         United States           1,000,000        955,000
                                                                                                                          ----------
                                                                                                                          13,360,150
                                                                                                                          ----------
  FINANCE 2.0%
  Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ...................         United States           2,000,000      2,040,000
  Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 ..................         United States           5,000,000      4,187,500
                                                                                                                          ----------
                                                                                                                           6,227,500
                                                                                                                          ----------
    HEALTH SERVICES 1.3%
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .......         United States           2,750,000      2,241,250
    Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 ....................         United States           1,250,000        943,750
(c) Vencor Operating Inc., senior sub note, 9.875%, 5/01/05 ...............         United States           4,200,000        871,500
                                                                                                                          ----------
                                                                                                                           4,056,500
                                                                                                                          ----------
  INDUSTRIAL SERVICES 3.6%
  Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ........         United States           5,500,000      4,867,500
  R&B Falcon Corp., senior note, 12.25%, 3/15/06 ..........................         United States           1,750,000      1,933,750
  RBF Finance Co., senior note, 11.375%, 3/15/09 ..........................         United States           1,500,000      1,612,500
  Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
    9.875% thereafter, 2/15/08 ............................................         United States           4,650,000      2,888,813
                                                                                                                          ----------
                                                                                                                          11,302,563
                                                                                                                          ----------

  PROCESS INDUSTRIES 7.7%
  Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 ...........         United States           2,350,000      2,402,875
  Climachen Inc., senior sub. note, B, 10.75%, 12/01/07 ...................         United States           1,200,000        306,000
  Consolidated Container Co. LLC, senior sub. note, 144A, 10.125%, 7/15/09          United States           2,500,000      2,543,750
  Four M Corp., senior note, B, 12.00%, 6/01/06 ...........................         United States           7,700,000      7,218,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                        PRINCIPAL
    FRANKLIN HIGH INCOME FUND                                                       COUNTRY              AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)

    PROCESS INDUSTRIES (CONT.)
    Lyondell Chemical Co., 9.875%, 5/01/07 .................................      United States       $ 1,750,000      $ 1,785,000
(c) Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07 ..        Indonesia           4,250,000          765,000
(c) Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 ....................      United States         4,000,000        1,020,000
    Radnor Holdings Inc., senior note, 10.00%, 12/01/03 ....................      United States         5,000,000        5,025,000
    Repap New Brunswick, senior note, 9.00%, 6/01/04 .......................          Canada            2,000,000        1,960,000
    Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ............        Indonesia           2,000,000        1,455,000
                                                                                                                       -----------
                                                                                                                        24,481,375
                                                                                                                       -----------
    PRODUCER MANUFACTURING 4.6%
    Goss Graphic Systems Inc., senior sub. note, PIK, 12.25%, 11/19/05 .....      United States         1,600,000          504,000
    Nortek Inc., senior sub. note, 9.875%, 3/01/04 .........................      United States         5,500,000        5,472,500
    Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ..................      United States         2,000,000        1,950,000
    Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ......      United States         2,900,000        1,812,500
    Terex Corp., 8.875%, 4/01/08 ...........................................      United States         1,000,000          950,000
    Terex Corp., senior sub. note, 8.875%, 4/01/08 .........................      United States         3,550,000        3,372,500
    Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ......          Canada              750,000          558,750
                                                                                                                       -----------
                                                                                                                        14,620,250
                                                                                                                       -----------
    RETAIL TRADE 1.2%
    Hollywood Entertainment Corp., senior sub. note, B, 10.625%, 8/15/04 ...      United States         4,000,000        3,720,000
                                                                                                                       -----------
    TECHNOLOGY SERVICES 2.5%
    Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 ....................      United States         4,000,000        4,010,000
    PSINet Inc., 11.00%, 8/01/09 ...........................................      United States         2,900,000        2,987,000
    PSINet Inc., senior note, 144A, 10.50%, 12/01/06 .......................      United States         1,000,000        1,012,500
                                                                                                                       -----------
                                                                                                                         8,009,500
                                                                                                                       -----------
    TELECOMMUNICATIONS 29.7%
      Arch Communications Group Inc., senior disc. note, zero cpn. to
        3/15/01, 10.875% thereafter, 3/15/08 .................................      United States         6,000,000        2,730,000
      Arch Escrow Corp., 13.75%, 4/15/08 .....................................      United States         1,500,000        1,222,500
      Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 ................          Canada            4,250,000        3,442,500
      Clearnet Communications Inc., senior disc. note, zero cpn. to 5/01/04,
        10.125% thereafter, 5/01/09 ..........................................          Canada            6,500,000        3,900,000
      Dobson/Sygnet Communications Co., 12.25%, 12/15/08 .....................      United States         4,500,000        4,961,250
      Global Crossing Holdings Ltd., senior sub. note, 144A, 9.50%, 11/15/09 .         Bermuda            5,000,000        4,943,750
      Hermes Europe Railtel BV, senior note, 11.50%, 8/15/07 .................       Netherlands          2,000,000        2,070,000
(c,d) ICO Global Communications Holdings Ltd., 15.00%, 8/01/05 ...............         Bermuda            5,000,000        2,300,000
      IntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01,
        12.50% thereafter, 5/01/06 ...........................................      United States         3,250,000        2,445,625
      Intermedia Communications Inc., senior disc. note, B, zero cpn. to
        7/15/02, 11.25% thereafter, 7/15/07 ..................................      United States         5,000,000        3,725,000
      Intermedia Communications Inc., senior note, 9.50%, 3/01/09 ............      United States         2,000,000        1,935,000
 (c)  International Wireless Communications, senior disc. note,
        zero cpn., 8/15/01 ...................................................      United States         7,800,000          780,000
      Level 3 Communications Inc., senior note, 9.125%, 5/01/08 ..............      United States         5,000,000        4,737,500
      Level 3 Communications Inc., zero cpn. to 12/01/03, 10.50% thereafter,
        12/01/08 ...........................................................        United States         3,000,000        1,837,500
      Loral Space and Communications Ltd., senior disc. note, zero cpn. to
        1/15/02, 12.50% thereafter, 1/15/07 ................................        United States         1,500,000          712,500
      McCaw International Ltd., senior disc. note,
        zero cpn. to 4/15/02, 13.00% thereafter, 4/15/07 .....................      United States         7,000,000        4,927,720
      McLeodUSA Inc., 8.125%, 2/15/09 ........................................      United States         4,000,000        3,730,000
      Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ......................      United States         5,000,000        3,175,000
      Millicom International Cellular SA, senior disc. note, zero cpn. to
        6/01/01, 13.50% thereafter, 6/01/06 ..................................        Luxembourg          9,300,000        7,719,000
      Nextel Communications Inc., senior disc. note, zero cpn. to 9/15/02,
        10.65% thereafter, 9/15/07 ...........................................      United States         7,000,000        5,250,000
      Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
        9.75% thereafter, 10/31/07 ...........................................      United States         3,000,000        2,182,500
      NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 ............      United States         1,400,000        1,372,000
      NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ..............      United States         3,600,000        3,447,000
      Northeast Optic Network Inc., senior note, 12.75%, 8/15/08 .............      United States         3,500,000        3,727,500
      Omnipoint Corp., senior note, 144A, 11.50%, 9/15/09 ....................      United States         4,000,000        4,360,000
      Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 ...............          Poland            8,000,000        5,350,000
      Rogers Cantel Mobile Inc., senior secured deb., 9.75%, 6/01/16 .........          Canada            2,000,000        2,240,000
      RSL Communications PLC, senior note, 12.00%, 11/01/08 ..................      United Kingdom        1,500,000        1,518,750
      Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
        11.25% thereafter, 4/15/09 ...........................................      United States         2,500,000        1,350,000
      VoiceStream Wireless Corp., senior disc. note, 144A, zero cpn. to
        11/15/04, 11.875% thereafter, 11/15/09 ...............................      United States         2,000,000        1,200,000
                                                                                                                         -----------
                                                                                                                          93,292,595
                                                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                     PRINCIPAL
  FRANKLIN HIGH INCOME FUND                                                       COUNTRY             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)

    Transportation 5.9%
    American Commercial Lines LLC, senior note, 10.25%, 6/30/08 ...........      United States      $  3,100,000      $  2,991,500
    Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 ..................         Bermuda            4,500,000         4,646,250
    GS Superhighway (Holdings) Ltd., senior note, 10.25%, 8/15/07 .........          China             6,000,000         3,241,800
    Holt Group, senior note, 9.75%, 1/15/06 ...............................      United States         5,250,000         3,478,125
    MRS Logistica SA, B, 144A, 10.625%, 8/15/05 ...........................         Brazil             5,000,000         4,075,000
                                                                                                                      ------------
                                                                                                                        18,432,675
                                                                                                                      ------------
    Utilities 1.2%
    AES Corp., senior note, 9.50%, 6/01/09 ................................      United States         1,000,000         1,020,000
    Empire Gas Corp., senior secured note, 12.875%, 7/15/04 ...............      United States         5,000,000         2,925,000
                                                                                                                      ------------
                                                                                                                         3,945,000
                                                                                                                      ------------
    Total Bonds (Cost $362,876,262) .......................................                                            302,372,326
                                                                                                                      ------------
    Total Long Term Investments ($369,575,733) ............................                                            307,819,960
                                                                                                                      ------------
(g) Repurchase Agreement .3%
    Joint Repurchase Agreement, 2.583%, 1/03/00, (Maturity Value $831,865)
       (Cost $831,686) ....................................................      United States           831,686           831,686
     Banc of America Securities LLC
     Barclays Capital Inc. ................................................
     Bear, Stearns & Co. Inc. .............................................
     Chase Securities Inc. ................................................
     Donaldson, Lufkin & Jenrette Securities Corp. ........................
     Dresdner Kleinwort Benson, North America LLC
     Paribas Corp. ........................................................
     Warburg Dillon Read LLC
      Collateralized by U.S. Treasury Bills and Notes                                                                 ------------
    Total Investments (Cost $370,407,419) 98.1% ...........................                                            308,651,646
    Other Assets, less Liabilities 1.9% ...................................                                              5,927,545
                                                                                                                      ------------
    Net Assets 100.0% .....................................................                                           $314,579,191
                                                                                                                      ============

(a)   Non-income producing.

(c)   See Note 7 regarding defaulted securities.

(d)   See Note 8 regarding restricted securities.

(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

 FRANKLIN INCOME SECURITIES FUND                                          COUNTRY                   SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 33.8%
 CONSUMER DURABLES .6%
    General Motors Corp. ...................................           United States                 60,000            $ 4,361,250
                                                                                                                       -----------
    CONSUMER NON-DURABLES 2.1%
    Nabisco Group Holdings Corp. ...........................           United States                 60,000                637,500
    Philip Morris Cos. Inc. ................................           United States                650,000             15,071,875
    R.J. Reynolds Tobacco Holdings Inc. ....................           United States                 30,000                528,750
                                                                                                                       -----------
                                                                                                                        16,238,125
                                                                                                                       -----------
(a) ELECTRONIC TECHNOLOGY
    Anacomp Inc. ...........................................           United States                  4,100                 74,566
                                                                                                                       -----------
    ENERGY MINERALS 2.6%
    Athabasca Oil Sands Trust ..............................                  Canada                300,000              5,166,332
    BP Prudhoe Bay Royalty Trust ...........................           United States                 50,000                453,125
    Canadian Oil Sands Trust Units .........................                  Canada                350,000              6,233,142
    EOG Resources Inc. .....................................           United States                240,000              4,215,000
(a) Santa Fe Snyder Corp. ..................................           United States                189,842              1,518,736
    Ultramar Diamond Shamrock Corp. ........................           United States                125,000              2,835,938
                                                                                                                       -----------
                                                                                                                        20,422,273
                                                                                                                       -----------
    NON-ENERGY MINERALS 3.1%
    Anglo American Platinum Corp. Ltd., ADR ................            South Africa                200,000              6,076,361
    Anglogold Ltd., ADR ....................................            South Africa                325,000              8,348,438
    De Beers Consolidated Mines AG, ADR ....................            South Africa                 40,000              1,157,500
    Impala Platinum Holdings Ltd., ADR .....................            South Africa                216,500              8,758,489
                                                                                                                       -----------
                                                                                                                        24,340,788
                                                                                                                       -----------
    PROCESS INDUSTRIES .5%

(a) Dan River Inc., A ......................................           United States                102,600                525,825
    Lyondell Chemical Co. ..................................           United States                100,000              1,275,000
    McDermott International Inc. ...........................           United States                260,000              2,356,250
                                                                                                                       -----------
                                                                                                                         4,157,075
                                                                                                                       -----------
    REAL ESTATE .6%
    FelCor Lodging Trust Inc. ..............................           United States                275,000              4,812,500
                                                                                                                       -----------
    TELECOMMUNICATIONS .6%
    U.S. West Inc. .........................................           United States                 60,000              4,320,000
                                                                                                                       -----------
    UTILITIES 23.7%
    American Electric Power Co. Inc. .......................           United States                255,000              8,191,875
    Central & South West Corp. .............................           United States                350,000              7,000,000
    Cinergy Corp. ..........................................           United States                230,000              5,548,750
    Conectiv Inc. ..........................................           United States                212,800              3,577,700
    Dominion Resources Inc. ................................           United States                250,000              9,812,500
    Edison International ...................................           United States                360,000              9,427,500
    Energy East Corp. ......................................           United States                210,000              4,370,625
    Entergy Corp. ..........................................           United States                390,000             10,042,500
    FirstEnergy Corp. ......................................           United States                235,000              5,331,563
    Florida Progress Corp. .................................           United States                295,000             12,482,188
    FPL Group Inc. .........................................           United States                155,000              6,635,938
    GPU Inc. ...............................................           United States                200,000              5,987,500
    Hawaiian Electric Industries Inc. ......................           United States                 70,000              2,021,250
    KeySpan Corp. ..........................................           United States                190,000              4,405,625
    New Century Energies Inc. ..............................           United States                200,000              6,075,000
    New England Electric System ............................           United States                190,000              9,832,500
    Northern States Power Co. ..............................           United States                210,000              4,095,000
    PECO Energy Co. ........................................           United States                259,500              9,017,625
    PG&E Corp. .............................................           United States                345,000              7,072,500
    Potomac Electric Power Co. .............................           United States                225,000              5,160,938
    Public Service Enterprise Group Inc. ...................           United States                250,000              8,703,125
    Reliant Energy Inc. ....................................           United States                225,000              5,146,875
    Scana Corp. ............................................           United States                 90,000              2,418,750

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

     FRANKLIN INCOME SECURITIES FUND                                                 COUNTRY               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     UTILITIES (CONT.)
     ScottishPower PLC, ADR ................................................      United Kingdom            37,700      $  1,055,600
     Sempra Energy .........................................................      United States            425,000         7,384,375
     Sierra Pacific Resources ..............................................      United States            100,000         1,731,250
     Southern Co. ..........................................................      United States            300,000         7,050,000
     Texas Utilities Co. ...................................................      United States            290,000        10,313,125
     Western Resources Inc. ................................................      United States            215,000         3,655,000
                                                                                                                         -----------
                                                                                                                         183,547,177
                                                                                                                         -----------
     TOTAL COMMON STOCKS (COST $249,866,680) ...............................                                             262,273,754
                                                                                                                         -----------
     PREFERRED STOCKS .8%
     PROCESS INDUSTRIES .8%
     Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 ...........................        Indonesia            6,000,000         3,930,000
     Freeport-McMoran Copper & Gold Inc., 0.00%, pfd., Gold ................      United States            108,800         2,148,800
                                                                                                                         -----------
     TOTAL PREFERRED STOCKS (COST $9,353,095) ..............................                                               6,078,800
                                                                                                                         -----------
     CONVERTIBLE PREFERRED STOCKS 10.1%
     ENERGY MINERALS 2.3%
 (a) Chesapeake Energy Corp., 7.00%, cvt. pfd., 144A .......................      United States             85,000         2,220,625
     Kerr-McGee Corp., 5.50%, cvt. pfd .....................................      United States            151,300         4,992,900
     Lomak Financing Trust, 5.75%, cvt. pfd ................................      United States            140,000         2,870,000
     Newfield Financial Trust I, 6.50%, cvt. pfd ...........................      United States             75,000         3,506,250
     Nuevo Financing I, 5.75%, cvt. pfd., A ................................      United States            140,000         3,815,000
                                                                                                                         -----------
                                                                                                                          17,404,775
                                                                                                                         -----------
     INDUSTRIAL SERVICES .6%
     Weatherford International Inc., 5.00%, cvt. pfd., 144A ................      United States            125,000         4,687,500
                                                                                                                         -----------
     NON-ENERGY MINERALS .9%
     Battle Mountain Gold Co., $3.25, cvt. pfd .............................      United States             66,300         1,703,081
     Hecla Mining Co., 7.00%, cvt. pfd., B .................................      United States             70,000         1,671,250
     Kinam Gold Inc., $3.75, cvt. pfd., B ..................................      United States            150,000         3,956,250
                                                                                                                         -----------
                                                                                                                           7,330,581
                                                                                                                         -----------
     REAL ESTATE 4.0%
     Apartment Investment & Management Co., 8.00%, cvt. pfd., K ............      United States            160,000         3,960,000
     Archstone Communities Trust, $1.75, cvt. pfd., A ......................      United States            200,000         5,625,000
     Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ....................      United States            365,000         5,087,188
     Host Marriott Corp., 6.75%, cvt. pfd ..................................      United States            110,000         3,575,000
     Innkeepers USA Trust, 8.625%, cvt. pfd., A ............................      United States            175,000         3,128,125
     ProLogis Trust, 7.00%, cvt. pfd., B ...................................      United States            135,000         3,341,250
     Reckson Associates Realty Corp., 7.625%, cvt. pfd., A .................      United States            180,000         3,577,500
     Vornado Realty Trust, 6.50%, cvt. pfd., A .............................      United States             60,000         2,797,500
                                                                                                                         -----------
                                                                                                                          31,091,563
                                                                                                                         -----------
     TELECOMMUNICATIONS 1.2%
     Nortel Inversora SA, 10.00%, cvt. pfd .................................        Argentina              150,000         9,168,750
                                                                                                                         -----------
     TRANSPORTATION .2%
     Union Pacific Capital Trust, 6.25%, cvt. pfd ..........................      United States             40,000         1,640,000
                                                                                                                         -----------
     UTILITIES .9%
(a)  CMS Energy Trust I, 7.75%, cvt. pfd ...................................      United States            160,000         7,440,000
                                                                                                                         -----------
     TOTAL CONVERTIBLE PREFERRED STOCKS (COST $99,730,077) .................                                              78,763,169
                                                                                                                         -----------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT*
                                                                                                     -----------
  BONDS 19.8%
  COMMERCIAL SERVICES
  AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07         United States        $ 1,000,000           345,000
                                                                                                                       -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                        PRINCIPAL
   FRANKLIN INCOME SECURITIES FUND                                                   COUNTRY             AMOUNT*          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)

   CONSUMER DURABLES .2%
   E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ...............      United States      $ 3,750,000      $ 1,331,250
   CONSUMER NON-DURABLES 3.8%
   Compania De Alimentos Fargo SA, 13.25%, 8/01/08 ..........................        Argentina          2,000,000        1,730,000
   Del Monte Corp., senior sub. note, B, 12.25%, 4/15/07 ....................      United States        2,000,000        2,230,000
   Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .....................      United States        2,197,000        2,202,493
   Evenflo Company Inc., B, 11.75%, 8/15/06 .................................      United States        2,000,000        1,970,000
   Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 .......................      United States        8,300,000        8,237,750
   Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 .........      United States        8,000,000        7,980,000
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ........      United States        2,000,000        1,010,000
   SFC New Holdings Inc., senior note, 11.25%, 8/15/01 ......................      United States        4,000,000        3,720,000
   The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 ...........      United States          500,000          452,500
                                                                                                                        ----------
                                                                                                                        29,532,743
                                                                                                                        ----------
   CONSUMER SERVICES 2.4%
   AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 ........      United States          650,000          276,250
   Cablevision SA, 144A, 13.75%, 5/01/09 ....................................      United States        3,000,000        2,940,000
   Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ..............      United States        1,000,000          970,000
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .....................      United States        4,000,000        4,240,000
   Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ..................      United States          500,000          512,500
   Hard Rock Hotel Inc., senior sub. note, B, 9.25%, 4/01/05 ................      United States        1,000,000          735,000
   Harveys Casino Resorts, senior sub. note, 10.625%, 6/01/06 ...............      United States        2,200,000        2,277,000
   Lone Cypress Co., sub. note, 144A, 11.50%, 8/01/09 .......................      United States        4,703,000        4,703,000
   Protection One Alarm Monitoring Inc., senior sub. note,
       144A, 8.125%, 1/15/09 ................................................      United States        2,500,000        1,262,500
   Venetian Casino/Las Vegas Sands, mortgage note,
       12.25%, 11/15/04 .....................................................      United States        1,000,000          877,500
                                                                                                                        ----------
                                                                                                                        18,793,750
                                                                                                                        ----------
   ELECTRONIC TECHNOLOGY 1.4%
   Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ......................      United States        6,000,000        6,015,000
   PSINet Inc., senior note, 144A, 10.50%, 12/01/06 .........................      United States        2,000,000        2,025,000
   Samsung Electronics America Inc., A, 9.75%, 5/01/03 ......................      United States        3,000,000        3,135,000
                                                                                                                        ----------
                                                                                                                        11,175,000
                                                                                                                        ----------
   ENERGY MINERALS 2.4%
   Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 ...........      United States        3,000,000        2,670,000
   Chesapeake Energy Corp., senior note, B, 7.875%, 3/15/04 .................      United States          500,000          455,000
   Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ............         Mexico            9,000,000        9,090,000
   Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ................      United States        4,000,000        3,685,000
   Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ..............      United States        1,000,000          975,000
   R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 .........................      United States        2,000,000        1,830,000
                                                                                                                        ----------
                                                                                                                        18,705,000
                                                                                                                        ----------
   FINANCE .4%
   IBJ Preferred Capital Co. LLC, A, 8.79%, 12/29/49 ........................      United States        3,000,000        2,820,000
                                                                                                                        ----------
   HEALTH TECHNOLOGY .8%
   Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 ...........      United States        3,000,000        2,955,000
   ICN Pharmaceuticals Inc., senior note, B, 9.25%, 8/15/05 .................      United States        3,000,000        2,970,000
                                                                                                                        ----------
                                                                                                                         5,925,000
                                                                                                                        ----------
   INDUSTRIAL SERVICES .7%
   Allied Waste North America Inc., senior sub. note, 144A, 10.00%, 8/01/09 .      United States        4,000,000        3,580,000
   First Wave Marine Inc., senior note, 11.00%, 2/01/08 .....................      United States        1,000,000          695,000
   Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 .......      United States        1,000,000        1,050,000
                                                                                                                        ----------
                                                                                                                         5,325,000
                                                                                                                        ----------
   NON-ENERGY MINERALS .1%
   Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 ...................      United States          950,000          952,375
                                                                                                                        ----------
   PROCESS INDUSTRIES 4.8%
  Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 .............      United States        6,000,000        6,135,000
   Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ..............      United States       10,000,000       10,050,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                           PRINCIPAL
   FRANKLIN INCOME SECURITIES FUND                                          COUNTRY         AMOUNT*         VALUE
--------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)

   PROCESS INDUSTRIES (CONT.)
   Four M Corp., senior note, B, 12.00%, 6/01/06 .....................   United States    $ 2,000,000   $  1,875,000
   Packaging Resources Inc., senior note, 11.625%, 5/01/03 ...........   United States      3,000,000      3,015,000
   Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 .............   United States      4,000,000      3,860,000
   RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ..................   United States     10,000,000      2,050,000
   Riverwood International, senior sub. note, 10.875%, 4/01/08 .......   United States      4,500,000      4,477,500
   Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .......     Indonesia        7,400,000      5,383,500
                                                                                                        ------------
                                                                                                          36,846,000
                                                                                                        ------------
   PRODUCER MANUFACTURING 1.6%
   Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ......   United States      4,000,000      3,980,000
   Nortek Inc., senior sub. note, 9.875%, 3/01/04 ....................   United States      2,000,000      1,990,000
   Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06   United States      2,000,000      1,790,000
   Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 ...........   United States      2,696,000      2,500,540
   Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 .       Canada         2,350,000      1,750,750
                                                                                                        ------------
                                                                                                          12,011,290
                                                                                                        ------------
   TELECOMMUNICATIONS 1.2%
   Metrocall Inc., senior sub. note, 11.00%, 9/15/08 .................   United States      3,000,000      1,905,000
   NEXTLINK Communications Inc., senior note, 144A, 10.75%, 6/01/09 ..   United States      4,000,000      4,120,000
   Paging Network Inc., senior sub. note, 10.125%, 8/01/07 ...........   United States      3,000,000        945,000
   Voicestream Wireless Corp., senior note, 144A, 10.375%, 11/15/09 ..   United States      1,000,000      1,030,000
   Williams Communications Group Inc., senior note, 10.875%, 10/01/09    United States      1,490,000      1,568,225
                                                                                                        ------------
                                                                                                           9,568,225
                                                                                                        ------------
   TOTAL BONDS (COST $170,960,594) ...................................                                   153,330,633
                                                                                                        ------------
   CONVERTIBLE BONDS 5.2%
   ELECTRONIC TECHNOLOGY .9%
   Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ..................   United States      8,000,000      7,000,000
                                                                                                        ------------
   ENERGY MINERALS .7%
   Kerr McGee Corp., cvt., 7.50%, 5/15/14 ............................   United States      1,315,000      1,231,169
   Swift Energy Co., cvt. sub. note, 6.25%, 11/15/06 .................   United States      5,500,000      4,276,250
                                                                                                        ------------
                                                                                                           5,507,419
                                                                                                        ------------
   HEALTH SERVICES .1%
(c)Continucare Corp., cvt. sub. note, 144A, 8.00%, 10/31/02 ..........   United States      9,500,000        475,000
                                                                                                        ------------
   INDUSTRIAL SERVICES .4%
   Key Energy Services Inc., cvt., 5.00%, 9/15/04 ....................   United States      4,000,000      2,755,000
   Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 ...............   United States      1,000,000        700,000
                                                                                                        ------------
                                                                                                           3,455,000
                                                                                                        ------------
   NON-ENERGY MINERALS 1.5%
   Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ........................       Ghana          5,000,000      3,625,000
   Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ..   United Kingdom       100,000         61,000
   Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ........   United States      6,000,000      3,210,000
   Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 ...............       Canada         7,000,000      4,523,190
                                                                                                        ------------
                                                                                                          11,419,190
                                                                                                        ------------
   PRODUCER MANUFACTURING .3%
   Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 .........   United States      5,000,000      2,650,000
                                                                                                        ------------
   REAL ESTATE 1.3%
   Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ...............   United States      6,000,000      4,980,000
   Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 .......   United States      6,500,000      5,078,125
                                                                                                        ------------
                                                                                                          10,058,125
                                                                                                        ------------
   TOTAL CONVERTIBLE BONDS (COST $56,862,522) ........................                                    40,564,734
                                                                                                        ------------
   ZERO COUPON/STEP-UP BONDS 4.2%
   AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn ........
     to 3/15/01, 12.25% thereafter, 3/15/06 ..........................   United States      2,438,000        816,730
   APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 ..........     Indonesia       11,500,000      2,084,375
   Charter Communications Holdings LLC, senior disc. note,
     zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 .................   United States      5,000,000      2,956,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                PRINCIPAL
   FRANKLIN INCOME SECURITIES FUND                               COUNTRY         AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------
ZERO COUPON/STEP-UP BONDS (CONT.)
   Crown Castle International Corp., senior disc. note,
     144A, zero cpn. to 8/01/04, 11.25% thereafter, 8/01/11   United States   $ 5,000,000          3,150,000
   Huntsman ICI Chemicals LLC, senior disc. note, 144A,
     zero cpn., 12/31/09 ..................................   United States     7,500,000       $  2,296,875
   Level 3 Communications Inc., zero cpn. to 12/01/03,
     10.50% thereafter, 12/01/08 ..........................   United States     4,000,000          2,450,000
   Mesa Operating Co., zero cpn. to 7/01/01, 11.625%
     thereafter, 7/01/06 ..................................   United States     1,300,000          1,147,250
   Microcell Telecommunications Inc., zero cpn. to 6/01/04,
     12.00% thereafter, 6/01/09 ...........................   United States     3,000,000          1,946,250
   Nextel Communications Inc., senior disc. note, zero
     cpn. to 2/15/03, 9.95% thereafter, 2/15/08 ...........   United States     8,500,000          6,077,500
   Nextel International Inc., senior disc. note, zero
     cpn. to 4/15/03, 12.125% thereafter, 4/15/08 .........   United States     5,000,000          2,825,000
   NEXTLINK Communications Inc., 144A, zero cpn. to
     6/01/04, 12.25% thereafter, 6/01/09 ..................   United States     4,000,000          2,460,000
   Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ..   United States     4,200,000            882,000
   SFC New Holdings Inc., zero cpn. to 6/15/05, 11.00%
     thereafter, 12/15/09 .................................   United States       191,574                 --
   Spectrasite Holdings Inc., senior disc. note, zero
     cpn. to 4/15/04, 11.25% thereafter, 4/15/09 ..........   United States     1,750,000            945,000
   United Pan-Europe Communications NV, 144A, zero cpn
     to 8/01/04, 12.50% thereafter, 8/01/09 ...............    Netherlands      2,500,000          1,425,000
   VoiceStream Wireless Corp., senior disc. note, 144A,
     zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09 ..   United States     1,750,000          1,050,000
                                                                                               ------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $38,309,471) .....                                       32,512,230
                                                                                               ------------
   U.S. GOVERNMENT SECURITIES 9.7%
   U.S. Treasury Bond, 6.25%, 8/15/23 .....................   United States    57,000,000         53,775,966
   U.S. Treasury Bond, 6.00%, 2/15/26 .....................   United States    13,000,000         11,895,000
   U.S. Treasury Bond, 6.125%, 11/15/27 ...................   United States    10,000,000          9,303,130
                                                                                               ------------
   TOTAL U.S. GOVERNMENT SECURITIES (COST $76,688,354) ....                                       74,974,096
                                                                                               ------------
   FOREIGN GOVERNMENT AND AGENCY SECURITIES 15.0%
   ESCOM, E168, utility deb., 11.00%, 6/01/08 .............   South Africa     27,000,000 ZAR      3,706,742
   Republic of Argentina, L, FRN, 6.00%, 3/31/23 ..........     Argentina      50,000,000         33,125,000
   Republic of Brazil, 11.625%, 4/15/04 ...................      Brazil         2,000,000          1,990,500
   Republic of Brazil, 14.50%, 10/15/09 ...................      Brazil         5,907,000          6,556,770
   Republic of Brazil, A, FRN, 1/01/01 ....................      Brazil         3,690,000          3,653,100
   Republic of Brazil, FRN, 5.75%, 4/15/24 ................      Brazil        29,000,000         18,777,500
   Republic of Brazil, L, FRN, 5.875%, 4/15/06 ............      Brazil        15,040,000         13,263,400
   Republic of Korea, 8.875%, 4/15/08 .....................    South Korea     19,000,000         20,045,000
   Republic of South Africa, 12.00%, 2/28/05 ..............   South Africa     23,000,000 ZAR     3,573,314
   Republic of Turkey, 12.375%, 6/15/09 ...................      Turkey         5,000,000         5,375,000
   Russia Ministry of Finance, 11.75%, 6/10/03 ............      Russia         5,500,000         4,111,250
   Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 .....      Russia         4,000,000         2,440,000
                                                                                               ------------
   TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
    (COST $103,709,598) ...................................                                     116,617,576
                                                                                               ------------
   TOTAL LONG TERM INVESTMENTS (COST $805,480,391) ........                                     765,114,992
                                                                                               ------------
(g)REPURCHASE AGREEMENT
   Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $361,018) (COST $360,940) ............   United States       360,940           360,940
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                               ------------
   TOTAL INVESTMENTS (COST $805,841,331) 98.6% ............                                     765,475,932
   OTHER ASSETS, LESS LIABILITIES 1.4% ....................                                      10,942,528
                                                                                               ------------
   NET ASSETS 100.0% ......................................                                    $776,418,460
                                                                                               ============

----------

See glossary of currency abbreviations on page 157.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)Non-income producing.

(c)See Note 7 regarding defaulted securities.

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


92                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

   FRANKLIN LARGE CAP GROWTH SECURITIES FUND             SHARES       VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS 95.2%

   COMMERCIAL SERVICES 2.7%
(a)Concord EFS Inc. .................................   185,000   $  4,763,750
   Equifax Inc. .....................................   120,000      2,827,500
(a)Robert Half International Inc. ...................   120,000      3,427,500
                                                                  ------------
                                                                    11,018,750
                                                                  ------------
   CONSUMER DURABLES 2.4%
(a)Electronic Arts Inc. .............................    53,000      4,452,000
   Mattel Inc. ......................................   180,000      2,362,500
   Maytag Corp. .....................................    65,000      3,120,000
                                                                  ------------
                                                                     9,934,500
                                                                  ------------
   CONSUMER NON-DURABLES 2.9%
   Coca-Cola Co. ....................................    37,000      2,155,250
   Hershey Foods Corp. ..............................    85,000      4,037,500
   Philip Morris Cos. Inc. ..........................   105,000      2,434,688
   Procter & Gamble Co. .............................    30,000      3,286,875
                                                                  ------------
                                                                    11,914,313
                                                                  ------------
   CONSUMER SERVICES 2.6%
   McDonald's Corp. .................................   100,000      4,031,250
   Time Warner Inc. .................................    89,000      6,446,938
                                                                  ------------
                                                                    10,478,188
                                                                  ------------
   ELECTRONIC TECHNOLOGY 24.5%
(a)3Com Corp. .......................................    89,400      4,201,800
(a)Applied Materials Inc. ...........................    55,000      6,967,813
(a)Cisco Systems Inc. ...............................   110,000     11,783,750
   Compaq Computer Corp. ............................   100,000      2,706,250
(a)EMC Corp. ........................................    55,000      6,008,750
   Hewlett-Packard Co. ..............................    45,000      5,127,188
   Intel Corp. ......................................    45,000      3,704,063
   International Business Machines Corp. ............    40,000      4,320,000
(a)JDS Uniphase Corp. ...............................   110,000     17,744,375
(a)KLA-Tencor Corp. .................................    50,000      5,568,750
   Linear Technology Corp. ..........................    65,000      4,651,563
   Lucent Technologies Inc. .........................    75,000      5,610,938
   Motorola Inc. ....................................    10,000      1,472,500
   Nokia Corp., ADR (Finland) .......................     8,000      1,520,000
   Nortel Networks Corp. (Canada) ...................    20,000      2,020,000
(a)Synopsys Inc. ....................................    70,000      4,672,500
(a)Tellabs Inc. .....................................    40,000      2,567,500
   United Technologies Corp. ........................    60,000      3,900,000
(a)Xilinx Inc. ......................................   120,000      5,456,250
                                                                  ------------
                                                                   100,003,990
                                                                  ------------
   ENERGY MINERALS 1.6%
(a)Barrett Resources Corp. ..........................    58,200      1,713,263
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)    80,000      4,835,000
                                                                  ------------
                                                                     6,548,263
                                                                  ------------
   FINANCE 6.2%
   American International Group Inc. ................    41,937      4,534,438
   Associates First Capital Corp., A ................    95,000      2,606,563
   Bank One Corp. ...................................   125,000      4,007,813
   Charles Schwab Corp. .............................    35,000      1,343,125
   Citigroup Inc. ...................................    87,500      4,861,719
   Fifth Third Bancorp ..............................    55,000      4,035,625
   Providian Financial Corp. ........................    28,000      2,549,750
(a)TD Waterhouse Group Inc. .........................    89,900      1,477,731
                                                                  ------------
                                                                    25,416,764
                                                                  ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   FRANKLIN LARGE CAP GROWTH SECURITIES FUND               SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   HEALTH SERVICES 1.0%
   McKesson HBOC Inc. ..................................   109,000   $ 2,459,313
   Omnicare Inc. .......................................   140,000     1,680,000
                                                                     -----------
                                                                       4,139,313
                                                                     -----------
   HEALTH TECHNOLOGY 12.1%
   Abbott Laboratories .................................   130,000     4,720,625
   American Home Products Corp. ........................    70,000     2,760,625
(a)Amgen Inc. ..........................................   100,000     6,006,250
   Baxter International Inc. ...........................    70,000     4,396,875
   Eli Lilly & Co. .....................................    50,000     3,325,000
(a)Genentech Inc. ......................................    61,600     8,285,200
   Johnson & Johnson ...................................    68,419     6,371,519
   Medtronic Inc. ......................................   180,000     6,558,750
   Schering-Plough Corp. ...............................   115,000     4,851,563
   Warner-Lambert Co. ..................................    25,000     2,048,438
                                                                     -----------
                                                                      49,324,845
                                                                     -----------
   INDUSTRIAL SERVICES 4.2%
(a)AES Corp. ...........................................    75,000     5,606,250
(a)Republic Services Inc. ..............................   309,500     4,449,063
   Schlumberger Ltd. ...................................    75,000     4,218,750
   Transocean Sedco Forex Inc. .........................    14,520       489,143
   Waste Management Inc. ...............................   130,000     2,234,375
                                                                     -----------
                                                                      16,997,581
                                                                     -----------
   NON-ENERGY MINERALS .6%
   De Beers Consolidated Mines AG, ADR (South Africa) ..    90,000     2,604,375
                                                                     -----------
   PRODUCER MANUFACTURING 2.7%
(a)Gentex Corp. ........................................    75,000     2,081,250
   Minnesota Mining & Manufacturing Co. ................    25,000     2,446,875
   Molex Inc. ..........................................    63,437     3,596,085
   Tyco International Ltd. (Bermuda) ...................    71,000     2,760,125
                                                                     -----------
                                                                      10,884,335
                                                                     -----------
   RETAIL TRADE 4.9%
   Albertson's Inc. ....................................   155,000     4,998,750
(a)Costco Wholesale Corp. ..............................    45,000     4,106,250
   GAP Inc. ............................................    60,000     2,760,000
   Wal-Mart Stores Inc. ................................   120,000     8,295,000
                                                                     -----------
                                                                      20,160,000
                                                                     -----------
   TECHNOLOGY SERVICES 9.6%
   Automatic Data Processing Inc. ......................   120,000     6,465,000
(a)Commerce One Inc. ...................................     3,000       589,500
(a)Computer Sciences Corp. .............................    50,000     4,731,250
(a)Entrust Technologies Inc. ...........................    40,000     2,397,500
(a)i2 Technologies Inc. ................................    13,000     2,535,000
(a)Infonet Services Corp., B ...........................    96,800     2,541,000
(a)InfoSpace.com Inc. ..................................    10,000     2,140,000
(a)Microsoft Corp. .....................................    80,000     9,340,000
(a)Oracle Corp. ........................................    60,000     6,723,750
(a)VERITAS Software Corp. ..............................    13,000     1,860,625
                                                                     -----------
                                                                      39,323,625
                                                                     -----------
   TRANSPORTATION 3.7%
   Air Express International Corp. .....................   150,000     4,846,875
   Expeditors International of Washington Inc. .........   120,000     5,257,500
   Southwest Airlines Co. ..............................   105,000     1,699,688
   United Parcel Service Inc., B .......................    46,200     3,187,800
                                                                     -----------
                                                                      14,991,863
                                                                     -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   FRANKLIN LARGE CAP GROWTH SECURITIES FUND              SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   UTILITIES 13.5%
   AT&T Corp. ......................................      80,000    $  4,060,000
   CMS Energy Corp. ................................     117,000       3,648,938
   Dominion Resources Inc. .........................      72,000       2,826,000
   Enron Corp. .....................................     135,000       5,990,625
(a)Global Crossing Ltd. (Bermuda) ..................      40,000       2,000,000
   GPU Inc. ........................................     120,000       3,592,500
   GTE Corp. .......................................      50,000       3,528,125
(a)KPNQwest NV (Netherlands) .......................      57,200       3,646,500
(a)MCI WorldCom Inc. ...............................      60,000       3,183,750
   PECO Energy Co. .................................     155,000       5,386,250
(a)Qwest Communications International Inc. .........     150,000       6,450,000
   SBC Communications Inc. .........................      60,000       2,925,000
   Vodafone AirTouch PLC, ADR (United Kingdom) .....     125,000       6,187,500
(a)VoiceStream Wireless Corp. ......................      10,000       1,423,117
                                                                    ------------
                                                                      54,848,305
                                                                    ------------
   TOTAL LONG TERM INVESTMENTS (COST $275,530,987) .                 388,589,010
                                                                    ------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                       ----------

(g)REPURCHASE AGREEMENT 5.2%

   Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $21,065,454) (COST $21,060,921)   $21,060,921     21,060,921
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                     ------------
   TOTAL INVESTMENTS (COST $296,591,908) 100.4% ....                  409,649,931
   OTHER ASSETS, LESS LIABILITIES (.4%) ............                  (1,593,464)
                                                                     ------------
   NET ASSETS 100.0% ...............................                 $408,056,467
                                                                     ============

----------

(a)Non-income producing.

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.                     95

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                           PRINCIPAL
   FRANKLIN MONEY MARKET FUND                                                                AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
   BANK NOTES 2.7%
   Bank of America NA, 5.70% - 6.03%, 2/01/00 - 2/14/00 (COST $10,000,000) ...........    $10,000,000   $ 10,000,000
                                                                                                        ------------
   CERTIFICATES OF DEPOSIT 16.1%
   ABN Amro Bank NV, Chicago Branch, 5.10%, 4/07/00 ..................................      5,000,000      4,999,616
   Bank of Montreal, Chicago Branch, 5.12% - 6.03%, 4/10/00 - 4/12/00 ................     15,000,000     15,000,034
   Bayerische Landesbank, New York Branch, 5.89%, 3/17/00 ............................      5,000,000      5,000,000
   Bayerische Vereinsbank, New York Branch, 5.55% - 5.56%, 1/21/00 - 1/24/00 .........     10,000,000     10,000,042
   Deutsche Bank AG, New York Branch, 5.27% - 5.285%, 3/03/00 - 5/22/00 ..............     10,000,000      9,997,329
   Lloyds Bank PLC, New York Branch, 5.99%, 3/27/00 ..................................      5,000,000      5,000,117
   Rabobank Nederland NV, New York Branch, 5.41%, 6/01/00 ............................      5,000,000      4,999,200
   Toronto Dominion Bank, New York Branch, 5.10%, 2/22/00 ............................      5,000,000      4,999,760
                                                                                                        ------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $59,996,098) ..................................                    59,996,098
                                                                                                        ------------
(e)COMMERCIAL PAPER 65.0%
   Abbey National North America Corp., 5.92%, 3/13/00 ................................      5,000,000      4,940,800
   American Express Credit Corp., 5.94%, 1/31/00 .....................................      5,000,000      4,975,250
   Archer Daniels Midland Co., 5.97% - 5.98%, 1/28/00 - 2/01/00 ......................     10,000,000      9,951,871
   Associates Corp. of North America, 5.90%, 3/08/00 - 3/10/00 .......................     15,000,000     14,832,833
   Bellsouth Telecommunications Inc., 5.62% - 5.81%, 1/20/00 - 2/15/00 ...............     15,000,000     14,930,176
   Chevron U.K. Investment PLC, 5.90% - 5.96%, 1/19/00 - 2/09/00 .....................     15,000,000     14,921,511
   CIESCO LP, 5.90%, 2/10/00 - 2/11/00 ...............................................     10,000,000      9,933,625
   CocaCola Co., 5.86%, 3/28/00 - 3/30/00 ............................................     15,000,000     14,785,134
   Commonwealth Bank of Australia, 5.90%, 2/23/00 ....................................      5,000,000      4,956,569
   Dupont de Nemours & Co., 5.71%, 2/25/00 ...........................................      5,000,000      4,956,382
   Ford Motor Credit Co., 5.71%, 1/10/00 - 1/11/00 ...................................     10,000,000      9,984,932
   General Electric Capital Corp, 5.83% - 5.90%, 2/24/00 - 3/06/00 ...................     15,000,000     14,855,967
   General Mills, 5.67%, 1/12/00 - 1/14/00 ...........................................     15,000,000     14,971,651
   Internationale Ned. U.S. Funding Corp., 5.88%, 4/03/00 ............................      5,000,000      4,924,050
   Merrill Lynch & Co. Inc., 5.84% - 5.85%, 2/29/00 - 3/02/00 ........................     15,000,000     14,853,918
   Minnesota Mining & Manufacturing Co., 5.60%, 2/16/00 - 2/18/00 ....................     15,000,000     14,890,333
   Morgan Stanley Dean Witter & Co., 5.95%, 2/03/00 - 2/07/00 ........................     15,000,000     14,914,056
   National Rural Utilities Cooperative Finance Corp., 5.68 - 5.75%, 1/18/00 - 1/27/00     14,000,000     13,948,785
   Province of British Columbia, 5.60%, 2/22/00 ......................................      5,000,000      4,959,556
   Salomon Smith Barney Holdings Inc., 5.95%, 3/07/00 - 3/15/00 ......................     15,000,000     14,823,979
   Schering Corp., 5.92%, 1/18/00 ....................................................      5,000,000      4,986,022
   Walt Disney Co., 5.72% - 5.88%, 1/28/00 - 2/02/00 .................................     15,000,000     14,927,915
                                                                                                        ------------
   TOTAL COMMERCIAL PAPER (COST $242,225,315) ........................................                   242,225,315
                                                                                                        ------------
   U.S. GOVERNMENT AGENCY SECURITIES 6.7%
   Federal Home Loan Mortgage Corp., 4.50%, 1/05/00 (COST $24,987,500) ...............     25,000,000     24,987,500
                                                                                                        ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $337,208,913) .................                   337,208,913
                                                                                                        ------------
(h)REPURCHASE AGREEMENT 9.9%
   Dresdner Kleinwort Benson, North America LLC, 2.50%, 1/03/00,
     (Maturity Value $37,222,753) (COST $37,215,000)
     Collateralized by U.S. Treasury Notes ...........................................     37,215,000     37,215,000
                                                                                                        ------------
   TOTAL INVESTMENTS (COST $374,423,913) 100.4% ......................................                   374,423,913
   OTHER ASSETS, LESS LIABILITIES (.4%) ..............................................                    (1,794,570)
                                                                                                        ------------
   NET ASSETS 100.0% .................................................................                  $372,629,343
                                                                                                        ============

----------

(e)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.

(h)At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.


96                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                SHARES/
   FRANKLIN NATURAL RESOURCES SECURITIES FUND      COUNTRY      WARRANTS      VALUE
------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 98.8%

   ENERGY MINERALS 37.2%
   Apache Corp. ...........................     United States     27,800   $ 1,026,863
   Ashland Inc. ...........................     United States     19,700       648,869
(a)Barrett Resources Corp. ................     United States     44,600     1,312,913
(a)Basin Exploration Inc. .................     United States     47,100       830,138
(a)Chesapeake Energy Corp. ................     United States    210,000       498,750
   Conoco Inc., B .........................     United States     61,338     1,525,783
   Devon Energy Corp. .....................     United States     10,000       328,750
   EOG Resources Inc. .....................     United States     48,500       851,781
   Exxon Mobil Corp. ......................     United States      6,600       531,713
(a)Gulf Indonesia Resources Ltd. ..........       Indonesia       77,000       625,625
(a)Houston Exploration Co. ................     United States     27,000       534,938
(a)Newfield Exploration Co. ...............     United States     51,700     1,382,975
(a)Nuevo Energy Co. .......................     United States     54,500     1,021,875
(a)Pennaco Energy Inc. ....................     United States     72,000       576,000
(a)Santa Fe Snyder Corp. ..................     United States     61,900       495,200
   Texaco Inc. ............................     United States     10,300       559,419
   Tosco Corp. ............................     United States     38,250     1,039,922
   Ultramar Diamond Shamrock Corp. ........     United States     33,500       760,031
   Unocal Corp. ...........................     United States     18,000       604,125
   Valero Energy Corp. ....................     United States     42,000       834,750
                                                                           -----------
                                                                            15,990,420
                                                                           -----------
   INDUSTRIAL SERVICES 27.7%
(a)AES Corp. ..............................     United States      9,000       672,750
(a)Atwood Oceanics Inc. ...................     United States     15,600       602,550
   Baker Hughes Inc. ......................     United States     25,100       528,669
(a)BJ Services Co. ........................     United States     16,450       687,816
(a)Cal Dive International Inc. ............     United States     23,400       775,125
(a)Casella Waste Systems Inc., A ..........     United States     25,800       486,975
   Diamond Offshore Drilling Inc. .........     United States     35,500     1,084,969
   ENSCO International Inc. ...............     United States     18,500       423,188
(a)Grey Wolf Inc. .........................     United States    120,000       345,000
   Halliburton Co. ........................     United States      6,400       257,600
(a)Marine Drilling Cos. Inc. ..............     United States     20,000       448,750
(a)Nabors Industries Inc. .................     United States     16,500       510,469
(a)Petroleum Geo-Services, ADR ............         Norway         3,100        55,219
(a)Safety-Kleen Corp. .....................     United States     30,000       339,375
(a)TETRA Technologies Inc. ................     United States     35,000       253,750
   Transocean Sedco Forex Inc. ............     United States     41,500     1,398,031
(a)Tuboscope Inc. .........................     United States     54,000       857,250
(a)Varco International Inc. ...............     United States     77,000       784,438
(a)Weatherford International Inc. .........     United States     34,500     1,377,844
                                                                           -----------
                                                                            11,889,768
                                                                           -----------
   NON-ENERGY MINERALS 18.3%
   Aluminum Co. of America ................     United States     10,200       846,600
   Barrick Gold Corp. .....................         Canada        34,195       604,824
   De Beers Consolidated Mines AG, ADR ....      South Africa     34,250       991,109
(a)Franco-Nevada Mining Corp. Ltd. ........         Canada        37,400       572,937
   Freeport-McMoRan Copper & Gold Inc., A .     United States     13,718       254,640
   Georgia-Pacific Corp. ..................     United States     13,000       659,750
   Ispat International NV, A, N.Y. shs ....      Netherlands      70,500     1,136,813
   Newmont Mining Corp. ...................     United States      8,455       207,148
   Pohang Iron & Steel Co. Ltd., ADR ......      South Korea      17,100       598,500
   Rayonier Inc. ..........................     United States     15,500       748,844
   Rio Tinto PLC ..........................     United Kingdom    20,929       504,986
(a)Stillwater Mining Co. ..................     United States     22,750       725,156
                                                                           -----------
                                                                             7,851,307
                                                                           -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                   SHARES/
   FRANKLIN NATURAL RESOURCES SECURITIES FUND                  COUNTRY            WARRANTS      VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   PROCESS INDUSTRIES 11.1%
   Abitibi-Consolidated Inc. .........................         Canada               87,500   $  1,039,063
(a)Asia Pulp & Paper Co. Ltd., ADR ...................        Indonesia             82,000        645,750
(a)Asia Pulp & Paper Co. Ltd., wts., 7/27/00 .........        Indonesia             15,000         14,061
   Bowater Inc. ......................................      United States           18,700      1,015,644
   Ecolab Inc. .......................................      United States            3,300        129,110
   Hercules Inc. .....................................      United States            9,800        273,175
   Monsanto Co. ......................................      United States            5,900        210,188
   Potash Corp. of Saskatchewan Inc. .................         Canada                8,400        404,775
   Praxair Inc. ......................................      United States            2,200        110,685
(a)Smurfit-Stone Container Corp. .....................      United States           38,100        933,450
                                                                                             ------------
                                                                                                4,775,901
                                                                                             ------------
   PRODUCER MANUFACTURING .7%
   Reliance Steel & Aluminum Co. .....................      United States           12,600        295,313
                                                                                             ------------
   UTILITIES 3.8%
   Enron Corp. .......................................      United States           24,000      1,065,000
   Williams Cos. Inc. ................................      United States           18,500        565,406
                                                                                             ------------
                                                                                                1,630,406
                                                                                             ------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $41,493,460)                                         42,433,115
                                                                                             ------------
(a)CONVERTIBLE PREFERRED STOCKS .8%
   Enron Corp., 7.00%, cvt. pfd. (COST $290,719) .....      United States           17,500        328,125
                                                                                             ------------
   TOTAL LONG TERM INVESTMENTS (COST $41,784,179) ....                                         42,761,240
                                                                                             ------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                 ---------
(g)REPURCHASE AGREEMENT .6%
   Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $239,178) (COST $239,127) .......                            $239,127        239,127
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                             ------------
   TOTAL INVESTMENTS (COST $42,023,306) 100.2% .......                                         43,000,367
   OTHER ASSETS, LESS LIABILITIES (.2%) ..............                                            (70,950)
                                                                                             ------------
   NET ASSETS 100.0% .................................                                       $ 42,929,417
                                                                                             ============

(a)Non-income producing.

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


98                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

   FRANKLIN REAL ESTATE FUND                               SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS 95.7%

   EQUITY REIT - APARTMENTS 15.6%
   Apartment Investment & Management Co., A ..........    175,000    $ 6,967,188
   Archstone Communities Trust .......................    180,035      3,690,718
   Avalonbay Communities Inc. ........................     80,000      2,745,000
   Camden Property Trust .............................     47,273      1,294,098
   Charles E. Smith Residential Realty Inc. ..........     79,000      2,794,625
   Equity Residential Properties Trust ...............    177,500      7,577,031
                                                                     -----------
                                                                      25,068,660
                                                                     -----------
   EQUITY REIT - DIVERSIFIED PROPERTY TYPE 17.1%
   Crescent Real Estate Equities Co. .................    137,650      2,529,319
   Duke-Weeks Realty Corp. ...........................    145,000      2,827,500
   Glenborough Realty Trust Inc. .....................    436,000      5,831,500
   Liberty Property Trust ............................    240,000      5,820,000
   Reckson Associates Realty Corp., B ................    109,000      2,479,750
   Spieker Properties Inc. ...........................    130,000      4,736,875
   Vornado Realty Trust ..............................    103,300      3,357,250
                                                                     -----------
                                                                      27,582,194
                                                                     -----------
   EQUITY REIT - HEALTH CARE 1.1%
   OMEGA Healthcare Investors Inc. ...................    142,000      1,801,625
                                                                     -----------
   EQUITY REIT - HOTELS 6.8%
   FelCor Lodging Trust Inc. .........................     52,300        915,250
   Host Marriott Corp. ...............................    391,590      3,230,618
   MeriStar Hospitality Corp. ........................    390,000      6,240,000
   Winston Hotels Inc. ...............................     72,500        589,063
                                                                     -----------
                                                                      10,974,931
                                                                     -----------
   EQUITY REIT - INDUSTRIAL 4.3%
   Cabot Industrial Trust ............................     82,900      1,523,288
   ProLogis Trust ....................................    278,400      5,359,200
                                                                     -----------
                                                                       6,882,488
                                                                     -----------
   EQUITY REIT - OFFICE 21.4%
   Alexandria Real Estate Equities Inc. ..............    143,400      4,561,913
   Arden Realty Inc. .................................    235,600      4,726,725
   Brandywine Realty Trust ...........................    300,700      4,923,963
   CarrAmerica Realty Corp. ..........................     57,200      1,208,350
   Equity Office Properties Trust ....................    370,008      9,111,447
   Highwoods Properties Inc. .........................    180,000      4,185,000
   Mack-Cali Realty Corp. ............................    130,000      3,388,125
   SL Green Realty Corp. .............................    108,400      2,357,700
                                                                     -----------
                                                                      34,463,223
                                                                     -----------
   EQUITY REIT- RESIDENTIAL COMMUNITIES 2.1%
   Sun Communities Inc. ..............................    105,000      3,379,688
                                                                     -----------
   EQUITY REIT - RETAIL - COMMUNITY CENTERS 2.9%
   Developers Diversified Realty Corp. ...............     23,000        296,125
   Kimco Realty Corp. ................................    133,000      4,505,375
                                                                     -----------
                                                                       4,801,500
                                                                     -----------
   EQUITY REIT - RETAIL - REGIONAL MALLS 6.2%
   General Growth Properties Inc. ....................     90,000      2,520,000
   The Macerich Co. ..................................    123,000      2,559,938
   Simon Property Group Inc. .........................    215,000      4,931,563
                                                                     -----------
                                                                      10,011,501
                                                                     -----------
   EQUITY REIT - STORAGE 3.8%
   Public Storage Inc. ...............................    266,600      6,048,487
                                                                     -----------
   EQUITY REIT - WHOLE LOANS 2.4%
   Starwood Financial Inc. ...........................    230,000      3,895,624
                                                                     -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   FRANKLIN REAL ESTATE FUND                              SHARES       VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

(a)DIVERSIFIED PROPERTY TYPE 6.2%
   Crescent Operating Inc. .........................       27,500   $     75,624
   Security Capital Group Inc., B ..................      530,200      6,627,500
   Security Capital U.S. Realty (Luxembourg) .......      232,300      3,266,718
                                                                    ------------
                                                                       9,969,842
                                                                    ------------
   HOTELS 5.8%
(a)Candlewood Hotel Co. Inc. .......................      350,000        612,500
(a)MeriStar Hotels & Resorts Inc. ..................      170,000        605,624
   Starwood Hotels & Resorts Worldwide Inc. ........      275,000      6,462,500
(a)Wyndham International Inc., A ...................      542,038      1,592,236
                                                                    ------------
                                                                       9,272,860
                                                                    ------------
   TOTAL LONG TERM INVESTMENTS (COST $163,505,009) .                 154,152,623
                                                                    ------------

                                                        PRINCIPAL
                                                          AMOUNT
                                                        ---------
(g)REPURCHASE AGREEMENT 3.4%
   Joint Repurchase Agreement, 2.583%, 1/03/00,
      (Maturity Value $5,461,193) (COST $5,460,018)    $5,460,018      5,460,018
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                    ------------
   TOTAL INVESTMENTS (COST $168,965,027) 99.1% .....                 159,612,641
   OTHER ASSETS, LESS LIABILITIES .9% ..............                   1,389,102
                                                                    ------------
   NET ASSETS 100.0% ...............................                $161,001,743
                                                                    ============

(a)Non-income producing.

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


100                    See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

FRANKLIN RISING DIVIDENDS FUND                             SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 98.0%

COMMERCIAL SERVICES 3.2%
Standard Register Co. ................................    131,300    $ 2,543,938
Wallace Computer Services Inc. .......................    703,800     11,700,675
                                                                     -----------
                                                                      14,244,613
CONSUMER DURABLES 6.0%
Leggett & Platt Inc. .................................    887,500     19,025,781
Newell Rubbermaid Inc. ...............................    274,300      7,954,700
                                                                     -----------
                                                                      26,980,481
                                                                     -----------
CONSUMER NON-DURABLES 7.2%
Alberto-Culver Co., A ................................    649,500     14,126,625
Block Drug Co. Inc., A ...............................    217,885      6,754,440
DIMON Inc. ...........................................    550,600      1,789,450
Philip Morris Cos. Inc. ..............................    120,000      2,782,500
Universal Corp. ......................................    314,300      7,169,969
                                                                     -----------
                                                                      32,622,984
                                                                     -----------
ELECTRONIC TECHNOLOGY 6.6%
Cohu Inc. ............................................    670,000     20,770,000
Hewlett-Packard Co. ..................................     79,900      9,103,606
                                                                     -----------
                                                                      29,873,606
                                                                     -----------
ENERGY MINERALS 1.5%
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ...    114,300      6,908,006
                                                                     -----------
FINANCE 12.8%
Fannie Mae ...........................................     63,200      3,946,050
Mercantile Bankshares Corp. ..........................    210,525      6,723,642
National Commerce Bancorp ............................    598,200     13,571,663
State Street Corp. ...................................    103,600      7,569,275
TrustCo Bank Corp., N.Y. shs .........................    228,460      3,027,095
U.S. Bancorp .........................................    278,300      6,627,019
Washington Mutual Inc. ...............................    417,400     10,852,400
Wilmington Trust Corp. ...............................    115,000      5,548,750
                                                                     -----------
                                                                      57,865,894
                                                                     -----------
HEALTH TECHNOLOGY 6.6%
Becton, Dickinson & Co. ..............................    174,800      4,675,900
Superior Uniform Group Inc. ..........................    265,800      2,392,200
West Pharmaceutical Services Inc. ....................    726,800     22,485,375
                                                                     -----------
                                                                      29,553,475
                                                                     -----------
INSURANCE 9.7%
American International Group Inc. ....................     83,937      9,075,688
Chubb Corp. ..........................................     78,000      4,392,375
Harleysville Group Inc. ..............................    174,600      2,488,050
Mercury General Corp. ................................    272,700      6,067,575
MMI Cos. Inc. ........................................    368,500      3,178,313
ReliaStar Financial Corp. ............................    274,100     10,741,294
RLI Corp. ............................................    230,656      7,842,304
                                                                     -----------
                                                                      43,785,599
                                                                     -----------
NON-ENERGY MINERALS .5%
Nucor Corp. ..........................................     44,000      2,411,750
                                                                     -----------
PROCESS INDUSTRIES 13.3%
Bemis Co. Inc. .......................................    347,900     12,133,013
Brady Corp., A .......................................     80,500      2,731,969
Donaldson Co. Inc. ...................................     98,200      2,362,938
General Electric Co. .................................     19,400      3,002,150
Lancaster Colony Corp. ...............................    104,900      3,474,813


                                                                             101

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

   FRANKLIN RISING DIVIDENDS FUND                         SHARES        VALUE
---------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   PROCESS INDUSTRIES (CONT.)
   M.A. Hanna Co. ..................................      325,200   $  3,556,875
   Millipore Corp. .................................      104,400      4,032,450
   Myers Industries Inc. ...........................      531,586      8,372,480
   Pall Corp. ......................................      742,100     16,001,531
   Sherwin-Williams Co. ............................      198,900      4,176,900
                                                                    ------------
                                                                      59,845,119
                                                                    ------------
   PRODUCER MANUFACTURING 18.6%
   Baldor Electric Co. .............................      463,333      8,397,911
(a)CIRCOR International Inc. .......................      255,650      2,636,391
   Diebold Inc. ....................................      242,900      5,708,150
   Dover Corp. .....................................      239,100     10,849,163
   Graco Inc. ......................................      177,100      6,353,463
   Hubbell Inc., B .................................      276,500      7,534,625
   Kaydon Corp. ....................................      452,500     12,132,656
   Kimball International Inc., B ...................      529,300      8,733,450
   Superior Industries International Inc. ..........      218,100      5,847,806
   Teleflex Inc. ...................................      352,400     11,034,525
   Watts Industries Inc., A ........................      306,300      4,517,925
                                                                    ------------
                                                                      83,746,065
                                                                    ------------
   RETAIL TRADE 7.6%
   Family Dollar Stores Inc. .......................    1,551,300     25,305,581
   The Limited Inc. ................................      116,523      5,046,902
   Schultz Sav-O Stores Inc. .......................      227,700      2,903,175
   Wal-Mart Stores Inc. ............................       15,100      1,043,788
                                                                    ------------
                                                                      34,299,446
                                                                    ------------
   TECHNOLOGY SERVICES 3.2%
   Reynolds & Reynolds Co., A ......................      635,000     14,287,500
                                                                    ------------
   TRANSPORTATION 1.2%
   Circle International Group Inc. .................      246,700      5,489,072
                                                                    ------------
   TOTAL LONG TERM INVESTMENTS (COST $400,163,699) .                 441,913,610
                                                                    ------------

                                                        PRINCIPAL
                                                          AMOUNT
(g)REPURCHASE AGREEMENT 1.2%
   Joint Repurchase Agreement, 2.583%, 1/03/00,
     (Maturity Value $5,776,326) (COST $5,775,083) .   $5,775,083      5,775,083
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                    ------------
   TOTAL INVESTMENTS (COST $405,938,782) 99.2% .....                 447,688,693
   OTHER ASSETS, LESS LIABILITIES .8% ..............                   3,409,212
                                                                    ------------
   NET ASSETS 100.0% ...............................                $451,097,905
                                                                    ============

(a)Non-income producing.
(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At Decmber 31, 1999 all repurchase agreements had been entered into on that date.

102                    See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                         SHARES/
   FRANKLIN SMALL CAP FUND                               RIGHTS          VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS 94.3%

(a)COMMERCIAL SERVICES 1.8%
   Aether Systems Inc. ............................        4,100      $  293,663
   Answerthink Consulting Group Inc. ..............        3,400         116,450
   Applied Graphics Technologies Inc. .............       80,000         690,000
   Careerbuilder Inc. .............................       32,900         211,794
   Chemdex Corp. ..................................        9,700       1,076,700
   Corporate Executive Board Co. ..................        5,700         318,488
   Digital Impact Inc. ............................        1,400          70,175
   Exchange Applications Inc. .....................       12,500         698,438
   Flycast Communications Corp. ...................        1,900         246,881
   GetThere.com Inc. ..............................        4,100         165,025
   Harris Interactive Inc. ........................        5,400          70,538
   Hotjobs.com Ltd. ...............................       28,500       1,245,094
   Interep National Radio Sales Inc. ..............       22,500         300,938
   Management Network Group Inc. ..................        1,700          55,463
   Mediaplex Inc. .................................        2,700         169,425
   Netcentives Inc. ...............................        4,300         267,944
   NetRatings Inc. ................................          800          38,500
   NOVA Corp. .....................................       55,900       1,764,344
   RemedyTemp Inc., A .............................       29,500         560,500
   Smith-Gardner & Associates Inc. ................        4,100          69,956
   SOS Staffing Services Inc. .....................       75,500         330,313
   Stamps.com Inc. ................................        2,200          91,575
   Sylvan Learning Systems Inc. ...................       19,100         248,300
                                                                      ----------
                                                                       9,100,504
                                                                      ----------
(a)CONSUMER DURABLES .4%
   Activision Inc. ................................       75,700       1,159,156
   Audiovox Corp., A ..............................       22,800         692,550
                                                                      ----------
                                                                       1,851,706
                                                                      ----------
   CONSUMER NON-DURABLES .7%
(a)Sola International Inc. ........................       24,400         338,550
(a)Tommy Hilfiger Corp. ...........................      103,600       2,415,175
   Wolverine World Wide Inc. ......................       55,000         601,563
                                                                      ----------
                                                                       3,355,288
                                                                      ----------
(a)CONSUMER SERVICES 3.5%
   Acme Communications Inc. .......................        3,500         116,375
   Cumulus Media Inc., A ..........................       57,600       2,923,200
   DeVry Inc. .....................................       67,800       1,262,775
   Emmis Communications Corp., A ..................        4,400         548,419
   Entercom Communications Corp. ..................        1,300          85,800
   E-Stamp Corp. ..................................        4,700         104,575
   Harrah's Entertainment Inc. ....................          900          23,794
   Homestore.com Inc. .............................          700          51,975
   Insight Communications Co. Inc., A .............       64,100       1,898,963
   Jack in the Box Inc. ...........................       64,200       1,328,138
   Knot Inc. ......................................        3,200          27,000
   Martha Stewart Living Omnimedia Inc., A ........        3,200          76,800
   MeriStar Hotels & Resorts Inc. .................      120,000         427,500
   NDS Group PLC, ADR (United Kingdom) ............        2,200          67,100
   Prime Hospitality Corp. ........................      238,000       2,097,375
   Quokka Sports Inc. .............................       33,200         435,750
   Quotesmith.com Inc. ............................       31,700         360,588
   Radio One Inc. .................................       14,400       1,324,800
   SFX Entertainment Inc. .........................       58,950       2,133,253
   Spanish Broadcasting Systems Inc. ..............       17,400         700,350
   TiVo Inc. ......................................        4,200         141,750

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                          SHARES/
   FRANKLIN SMALL CAP FUND                                RIGHTS        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)

(a)CONSUMER SERVICES (CONT.)
   Vail Resorts Inc. ...............................      31,100     $   557,856
   XM Satellite Radio Holdings Inc. ................      22,300         850,188
                                                                     -----------
                                                                      17,544,324
                                                                     -----------
   ELECTRONIC TECHNOLOGY 22.7%
(a)Advanced Energy Industries Inc. .................      46,000       2,265,500
(a)Airnet Communications Corp. .....................       1,900          69,113
(a)Alpha Industries Inc. ...........................      17,000         974,313
(a)Alteon Websystems Inc. ..........................       1,300         114,075
(a)ANTEC Corp. .....................................       5,000         182,500
(a)Apex Inc. .......................................      10,000         322,500
(a)AVT Corp. .......................................      51,200       2,406,400
(a)Brocade Communications Systems Inc. .............       2,800         495,600
(a)Carrier Access Corp. ............................      20,900       1,406,831
(a)Catapult Communications Corp. ...................      37,300         370,669
(a)C-COR.net Corp. .................................      11,000         842,875
(a)Cirrus Logic Inc. ...............................      15,000         199,688
(a)Coherent Inc. ...................................     100,400       2,685,700
(a)Com21 Inc. ......................................      38,300         859,356
(a)Copper Mountain Networks Inc. ...................       2,200         107,250
(a)CVC Inc. ........................................      12,000         115,500
(a)Cymer Inc. ......................................      10,000         460,000
(a)Digital Microwave Corp. .........................      46,400       1,087,500
(a)DII Group Inc. ..................................       6,800         482,588
(a)Ditech Communications Corp. .....................       5,600         523,600
(a)EMCORE Corp. ....................................      28,400         965,600
(a)Etec Systems Inc. ...............................      38,100       1,709,738
(a)Exar Corp. ......................................       1,400          82,425
(a)Finisar Corp. ...................................       2,300         206,713
(a)Flextronics International Ltd. (Singapore) ......      90,000       4,140,000
(a)FLIR Systems Inc. ...............................      90,000       1,462,500
(a)Foundry Networks Inc. ...........................       2,000         603,375
(a)FVC.COM Inc. ....................................      24,000         280,500
(a)Gadzoox Networks Inc. ...........................       5,000         217,813
(a)Gemstar International Group Ltd. ................     110,800       7,894,500
(a)Harmonic Inc. ...................................      28,000       2,658,250
(a)Immersion Corp. .................................       2,700         103,613
(a)Interspeed Inc. .................................       1,800          31,838
(a)Itron Inc. ......................................      62,800         384,650
(a)Jabil Circuit Inc. ..............................      40,000       2,920,000
(a)Javelin Systems Inc. ............................      36,600         336,263
(a)JDS Uniphase Corp. ..............................     117,600      18,970,350
(a)JNI Corp. .......................................       5,000         330,000
(a)Komag Inc. ......................................     287,800         899,375
(a)Kopin Corp. .....................................       4,200         176,400
(a)Ladish Co. Inc. .................................      42,000         267,750
(a)Lattice Semiconductor Corp. .....................      20,600         970,775
(a)LTX Corp. .......................................      14,000         313,250
(a)MCK Communications Inc. .........................       3,000          67,500
   Methode Electronics Inc., A .....................      17,500         562,188
(a)Mettler-Toledo International Inc. ...............     122,000       4,658,875
(a)Micrel Inc. .....................................      16,600         945,163
(a)Natural MicroSystems Corp. ......................       6,900         323,006
(a)NICE Systems Ltd., ADR (Israel) .................      15,000         737,813
(a)Novellus Systems Inc. ...........................      18,400       2,254,575
(a)PC-Tel Inc. .....................................      20,300       1,065,750
(a)Perceptron Inc. .................................      85,000         340,000


104

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                          SHARES/
   FRANKLIN SMALL CAP FUND                                RIGHTS        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)

   ELECTRONIC TECHNOLOGY (CONT.)
(a)Photronics Inc. ..................................      8,400    $    240,450
(a)PMC-Sierra Inc. (Canada) .........................     81,000      12,985,313
(a)Proxim Inc. ......................................      6,600         726,000
(a)QuickLogic Corp. .................................      5,100          84,150
(a)RSA Security Inc. ................................    125,700       9,741,750
(a)Rudolph Technologies Inc. ........................      3,700         123,950
(a)Sanmina Corp. ....................................     16,800       1,677,900
(a)Semtech Corp. ....................................     15,800         823,575
(a)Silicon Image Inc. ...............................        800          56,050
(a)SIPEX Corp. ......................................     27,000         663,188
(a)Synopsys Inc. ....................................     62,600       4,178,550
(a)Tekelec ..........................................     96,100       2,162,250
(a)Triquint Semiconductor Inc. ......................      4,300         478,375
(a)Varian Semiconductor Equipment Associates Inc. ...      4,000         136,000
(a)Veeco Instruments Inc. ...........................     13,200         617,925
(a)Visual Networks Inc. .............................     10,000         792,500
(a)Vixel Corp. ......................................      3,100          52,894
(a)Waters Corp. .....................................     63,000       3,339,000
(a)Western Digital Corp. ............................     60,000         251,250
(a)Xicor Inc. .......................................      1,000          13,688
                                                                    ------------
                                                                     111,996,864
                                                                    ------------
   ENERGY MINERALS 2.1%
(a)Barrett Resources Corp. ..........................     83,900       2,469,806
(a)Basin Exploration Inc. ...........................     24,300         428,288
(a)Chesapeake Energy Corp. ..........................     88,200         209,475
(a)Denbury Resources Inc. ...........................     85,800         370,013
(a)Forest Oil Corp. .................................     43,800         577,613
(a)Newfield Exploration Co. .........................    100,000       2,675,000
(a)Pennaco Energy Inc. ..............................     83,400         667,200
   Range Resources Corp. ............................    167,500         533,906
(a)Santa Fe Snyder Corp. ............................     57,110         456,880
(a)Titan Exploration Inc. ...........................    121,000         657,938
(a)Tom Brown Inc. ...................................     87,500       1,170,313
                                                                    ------------
                                                                      10,216,432
                                                                    ------------
   FINANCE 5.4%
(a)Affiliated Managers Group Inc. ...................     44,700       1,807,556
   Allied Capital Corp. .............................     85,300       1,562,056
   Bank United Corp., A .............................     50,000       1,362,500
(a)Catellus Development Corp. .......................     27,000         345,938
   Commerce Bancorp Inc. ............................     20,000         808,750
(a)DLJdirect ........................................     32,300         438,069
   Duff & Phelps Credit Rating Co. ..................      3,600         320,175
   E.W. Blanch Holdings Inc. ........................     27,100       1,659,875
(a)eSPEED Inc. ......................................      7,400         263,163
   Federated Investors Inc., B ......................    122,900       2,465,681
   Financial Security Assurance Holdings Ltd. .......     63,000       3,283,875
   Freedom Securities Corp. .........................     26,300         295,875
(a)Golden State Bancorp Inc. ........................    103,000       1,776,750
   HCC Insurance Holdings Inc. ......................     32,300         425,956
(a)Knight/Trimark Group Inc., A .....................     25,100       1,154,600
   Metris Cos. Inc. .................................      4,400         157,025
   Mutual Risk Management Ltd. (Bermuda) ............     45,200         759,925
   Radian Group Inc. ................................     31,038       1,482,065
   Reinsurance Group of America Inc. ................     59,600       1,653,900
(a)Risk Capital Holdings Inc. .......................     68,800         868,600

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                           SHARES/
   FRANKLIN SMALL CAP FUND                                 RIGHTS       VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)

   FINANCE (CONT.)
(a)Silicon Valley Bancshares .........................     62,800    $ 3,108,600
   Westamerica Bancorp ...............................     22,300        623,006
                                                                     -----------
                                                                      26,623,940
                                                                     -----------
(a)HEALTH SERVICES 1.1%
   American Dental Partners Inc. .....................     20,300        142,100
   Beverly Enterprises Inc. ..........................    136,900        598,938
   eBenX Inc. ........................................      2,500        113,125
   PAREXEL International Corp. .......................     65,000        767,813
   Pharmaceutical Product Development Inc. ...........     85,000      1,009,375
   Renal Care Group Inc. .............................     94,650      2,212,444
   SciQuest.com Inc. .................................      6,600        524,700
   Total Renal Care Holdings Inc. ....................      2,900         19,394
                                                                     -----------
                                                                       5,387,889
                                                                     -----------
(a)HEALTH TECHNOLOGY .7%
   Alexion Pharmaceuticals Inc. ......................     17,000        512,125
   Heska Corp. .......................................     39,300         88,425
   ImClone Systems Inc. ..............................      5,400        213,975
   Inhale Therapeutic Systems Inc. ...................     42,300      1,800,394
   Serologicals Corp. ................................    138,750        832,500
   SkyePharma PLC, ADR (United Kingdom) ..............     24,391        179,892
   SkyePharma PLC, rts., 3/31/00 (United Kingdom) ....     83,600             --
   Wesley Jessen Visioncare Inc. .....................      2,000         75,750
                                                                     -----------
                                                                       3,703,061
                                                                     -----------
(a)INDUSTRIAL SERVICES 2.6%
   Atwood Oceanics Inc. ..............................      3,400        131,325
   Casella Waste Systems Inc., A .....................     12,700        239,713
   Catalytica Inc. ...................................    118,733      1,610,316
   Core Laboratories NV ..............................     80,400      1,613,025
   Dycom Industries Inc. .............................     11,500        506,719
   Grey Wolf Inc. ....................................    215,300        618,988
   Marine Drilling Cos. Inc. .........................     72,700      1,631,206
   Plug Power Inc. ...................................      5,500        155,375
   Rowan Cos. Inc. ...................................     50,000      1,084,375
   Tuboscope Inc. ....................................    121,300      1,925,638
   US Liquids Inc. ...................................     51,000        427,125
   Varco International Inc. ..........................    270,800      2,758,775
                                                                     -----------
                                                                      12,702,580
                                                                     -----------
   NON-ENERGY MINERALS .2%
   Carpenter Technology Corp. ........................     36,300        995,981
                                                                     -----------
   PROCESS INDUSTRIES 2.0%
   ChemFirst Inc. ....................................     85,100      1,861,563
(a)CUNO Inc. .........................................     29,000        600,391
   Optical Coating Laboratory Inc. ...................     24,600      7,281,600
(a)Symyx Technologies Inc. ...........................      3,700        111,000
                                                                     -----------
                                                                       9,854,554
                                                                     -----------
   PRODUCER MANUFACTURING 2.5%
(a)Gentex Corp. ......................................    122,200      3,391,050
   Gibraltar Steel Corp. .............................     50,000      1,168,750
   JLG Industries Inc. ...............................    115,800      1,845,563
(a)Polycom Inc. ......................................     48,500      3,088,844
(a)Power-One Inc. ....................................      4,400        201,575
   Reliance Steel & Aluminum Co. .....................     13,500        316,406

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                           SHARES/
   FRANKLIN SMALL CAP FUND                                 RIGHTS       VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)

   PRODUCER MANUFACTURING (CONT.)
   Roper Industries Inc. .............................     57,400    $ 2,170,438
(a)Tower Automotive Inc. .............................      8,800        135,850
                                                                     -----------
                                                                      12,318,476
                                                                     -----------

(a)RETAIL TRADE .4%
   1-800-FLOWERS.COM Inc. ............................     57,700        616,669
   Beyond.com Corp. ..................................     26,300        205,469
   Liquid Audio Inc. .................................     41,900      1,099,875
   MotherNature.com Inc. .............................        400          2,925
   PlanetRx.com Inc. .................................      3,800         55,100
                                                                     -----------
                                                                       1,980,038
                                                                     -----------
   REAL ESTATE 2.3%
   Alexandria Real Estate Equities Inc. ..............     11,500        365,844
   Arden Realty Inc. .................................     70,000      1,404,375
   Camden Property Trust .............................     67,000      1,834,125
   CBL & Associates Properties Inc. ..................     10,800        222,750
   Colonial Properties Trust .........................     15,400        357,088
   Developers Diversified Realty Corp. ...............     47,200        607,700
   FelCor Lodging Trust Inc. .........................     50,000        875,000
   Glenborough Realty Trust Inc. .....................     51,700        691,488
   Health Care Property Investors Inc. ...............     31,000        740,125
   Innkeepers USA Trust ..............................     98,900        809,744
   MeriStar Hospitality Corp. ........................    130,000      2,080,000
   SL Green Realty Corp. .............................     31,900        693,825
   General Growth Properties Inc. ....................     26,000        728,000
                                                                     -----------
                                                                      11,410,064
                                                                     -----------
(a)TECHNOLOGY SERVICES 34.1%
   Accrue Software Inc. ..............................     20,000      1,082,500
   Active Software Inc. ..............................      4,300        395,600
   Affiliated Computer Services Inc., A ..............    130,300      5,993,800
   AGENCY.COM Inc. ...................................      1,100         56,100
   Allaire Corp. .....................................      6,300        913,500
   Ardent Software Inc. ..............................     20,500        799,500
   Art Technology Group Inc. .........................      4,300        550,938
   Aspect Communications Corp. .......................     61,200      2,394,450
   Backweb Technologies Ltd. .........................      1,100         46,338
   Bluestone Software Inc. ...........................      5,500        632,500
   Breakaway Solutions Inc. ..........................      1,100         80,300
   Brightpoint Inc. ..................................     10,900        143,063
   Brio Technology Inc. ..............................     10,000        420,000
   BroadVision Inc. ..................................     73,400     12,482,588
   Check Point Software Technologies Ltd. (Israel) ...     11,700      2,325,375
   Citrix Systems Inc. ...............................     37,800      4,649,400
   Complete Business Solutions Inc. ..................     84,600      2,125,575
   Concord Communications Inc. .......................     30,000      1,331,250
   Cybersource Corp. .................................     18,700        967,725
   Cysive Inc. .......................................      1,600        115,300
   Data Return Corp. .................................      2,200        117,700
   Deltek Systems Inc. ...............................      7,800        105,300
   Digex Inc. ........................................      5,000        343,750
   Digimarc Corp. ....................................        500         25,000
   Digital Insight Corp. .............................      1,900         69,113
   Documentum Inc. ...................................     28,000      1,676,500
   eGain Communications Corp. ........................      3,700        139,675
   El Sitio Inc. (Argentina) .........................      3,600        132,300
   Entrust Technologies Inc. .........................     55,200      3,308,550

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                          SHARES/
   FRANKLIN SMALL CAP FUND                                RIGHTS        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)

(a)TECHNOLOGY SERVICES (CONT.)
   F5 Networks Inc. ................................       4,500     $   513,000
   H.T.E. Inc. .....................................      38,500         231,000
   High Speed Access Corp. .........................       9,600         172,800
   HNC Software Inc. ...............................      85,000       8,988,750
   i2 Technologies Inc. ............................      90,000      17,550,000
   Imanage Inc. ....................................       2,200          70,675
   Inet Technologies Inc. ..........................      14,800       1,034,150
   Integrated Systems Inc. .........................      97,200       3,262,275
   Interactive Pictures Corp. ......................       7,400         172,513
   Internap Network Services Corp. .................       2,600         449,800
   Intertrust Technologies Corp. ...................       1,800         211,725
   Interwoven Inc ..................................       1,600         194,600
   Intuit Inc. .....................................      65,400       3,919,913
   ISS Group Inc. ..................................       8,000         569,000
   ITXC Corp. ......................................       8,600         289,175
   Keane Inc. ......................................      30,000         952,500
   Keynote Systems Inc. ............................       5,000         368,750
   Korea Thrunet Co. Ltd., A (South Korea) .........       1,100          74,663
   Legato Systems Inc. .............................      50,000       3,440,625
   Liberate Technologies Inc. ......................      19,300       4,960,100
   McAfee.com Corp. ................................       2,600         117,000
   Media Metrix Inc. ...............................      16,200         579,150
   Metasolv Software Inc. ..........................       1,200          98,100
   Metron Technology NV ............................       2,700          43,369
   Micromuse Inc. ..................................      40,000       6,800,000
   MicroStrategy Inc. ..............................      13,000       2,730,000
   Mission Critical Software Inc. ..................      16,600       1,162,000
   N2H2 Inc. .......................................      26,300         618,050
   National Information Consortium Inc. ............      14,700         470,400
   Navisite Inc. ...................................       4,400         440,000
   NBC Internet Inc., A ............................      36,100       2,788,725
   Netiq Corp. .....................................       2,700         140,569
   OnDisplay Inc. ..................................       1,500         136,313
   OpenTV Corp., A .................................       1,600         128,400
   Predictive Systems Inc. .........................       2,000         131,000
   Proxicom Inc. ...................................      11,700       1,454,456
   Quintus Corp. ...................................       1,200          55,050
   Radware Ltd. ....................................       3,400         146,625
   Rare Medium Group Inc. ..........................      14,000         477,750
   Retek Inc. ......................................       4,700         353,675
   Sapient Corp. ...................................      51,600       7,272,375
   Serena Software Inc. ............................      22,200         686,813
   Software.com Inc. ...............................       1,800         172,800
   SonicWALL Inc. ..................................       1,300          52,325
   SS&C Technologies Inc. ..........................       2,800          18,200
   StarMedia Network Inc. ..........................      23,500         941,469
   Sykes Enterprises Inc. ..........................       5,300         232,538
   Tanning Technology Corp. ........................     195,700      11,534,069
   TenFold Corp. ...................................       6,100         243,619
   Transaction Systems Architects Inc., A ..........      14,000         392,000
   Tumbleweed Communications Corp. .................      24,100       2,042,475
   U.S. Interactive Inc. ...........................      18,600         799,800
   Vantive Corp. ...................................      43,400         785,269
   Verio Inc. ......................................      92,000       4,249,250
   VERITAS Software Corp. ..........................      88,500      12,666,563
   Verity Inc. .....................................      85,400       3,634,838
   Vignette Corp. ..................................      27,600       4,498,800

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                               SHARES/
   FRANKLIN SMALL CAP FUND                                     RIGHTS    VALUE
--------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)

(a)TECHNOLOGY SERVICES (CONT.)
   Vitria Technology Inc. ..............................         2,600   $    608,400
   Whittman-Hart Inc. ..................................        55,500      2,976,188
   Wind River Systems Inc. .............................       121,050      4,448,588
   Women.com Networks Inc. .............................        27,300        389,025
   Xpedior Inc. ........................................         3,100         89,125
                                                                         ------------
                                                                          168,454,865
                                                                         ------------
(a)TELECOMMUNICATIONS 9.3%
   365 Corp. PLC (United Kingdom) ......................        13,100         53,033
   Airgate PCS Inc. ....................................         2,400        126,600
   Alaska Communications Systems Holdings Inc. .........        44,700        553,163
   AT&T Canada Inc., B (Canada) ........................        14,600        587,650
   Clearnet Communications Inc., A (Canada) ............        28,200        969,375
   DSL.net Inc. ........................................        32,100        463,444
   GRIC Communications Inc. ............................         3,300         83,738
   Ibasis Inc. .........................................         4,800        138,000
   ICG Communications Inc. .............................       126,000      2,362,500
   Illuminet Holdings Inc. .............................         1,100         60,500
   Intermedia Communications Inc. ......................        36,900      1,432,181
   ITC Deltacom Inc. ...................................        18,500        511,063
   MGC Communications Inc. .............................        22,000      1,116,500
   Millicom International Cellular SA (Luxembourg) .....        40,100      2,501,238
   Pacific Gateway Exchange Inc. .......................        54,300        926,494
   Pinnacle Holdings Inc. ..............................        91,400      3,873,075
   Primus Telecommunications Group Inc. ................       136,900      5,236,425
   Rhythms NetConnections Inc. .........................         2,900         89,900
   Rural Cellular Corp., A .............................        78,900      7,140,450
   Time Warner Telecom Inc., A .........................        11,000        549,313
   Triton PCS Inc., A ..................................         1,500         68,250
   VoiceStream Wireless Corp. ..........................        83,100     11,826,169
   Western Wireless Corp., A ...........................        83,100      5,546,890
                                                                         ------------
                                                                           46,215,951
                                                                         ------------
   TRANSPORTATION 2.5%
   Air Express International Corp. .....................        50,000      1,615,625
(a)Atlantic Coast Airlines Holdings Inc. ...............       121,000      2,873,750
   C.H. Robinson Worldwide Inc. ........................        72,600      2,885,850
   Expeditors International of Washington Inc. .........       109,600      4,801,850
(a)Mesaba Holdings Inc. ................................         9,000        102,938
                                                                         ------------
                                                                           12,280,013
                                                                         ------------
   TOTAL COMMON STOCKS AND RIGHTS (COST $243,705,293) ..                  465,992,530
                                                                         ------------
   CONVERTIBLE PREFERRED STOCKS .2%
   Bank United Corp., 8.00%, cvt. pfd. (COST $1,000,000)        20,000        785,000
                                                                         ------------
   TOTAL LONG TERM INVESTMENTS (COST $244,705,293) .....                  466,777,530
                                                                         ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                       PRINCIPAL
   FRANKLIN SMALL CAP FUND                              AMOUNT          VALUE
---------------------------------------------------------------------------------
(g)REPURCHASE AGREEMENT 5.1%
   Joint Repurchase Agreement, 2.583%, 1/03/00
     (Maturity Value $25,407,535)
     (COST $25,402,067) ...........................   $25,402,067   $ 25,402,067
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                    ------------
   TOTAL INVESTMENTS (COST $270,107,360) 99.6% .......               492,179,597
   OTHER ASSETS, LESS LIABILITIES .4% ................                 2,039,265
                                                                    ------------
   NET ASSETS 100.0% .................................              $494,218,862
                                                                    ============

----------


(a)Non-income producing.

(g)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


110                    See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                                    PRINCIPAL
 FRANKLIN U.S. GOVERNMENT FUND                                                                        AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED SECURITIES 75.7%
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - FIXED RATE 52.7%
   GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 .................................................         $  6,767,763         $  5,983,291
   GNMA II, 5.50%, 9/20/28 - 1/20/29 .....................................................            3,119,044            2,748,954
   GNMA I, SF, 6.00%, 11/15/23 - 11/15/28 ................................................           17,342,367           15,936,151
   GNMA II, 6.00%, 1/20/24 - 12/20/28 ....................................................           50,954,419           46,322,294
   GNMA I, SF, 6.50%, 5/15/23 - 11/15/28 .................................................           50,399,730           47,674,781
   GNMA II, 6.50%, 3/20/28 ...............................................................           22,823,812           21,394,350
   GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 ..................................................           60,839,492           59,075,732
   GNMA I, SF, 7.25%, 11/15/25 ...........................................................            1,152,334            1,134,098
   GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ....................................................            2,142,118            2,111,359
   GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 ..................................................           24,544,884           24,423,487
   GNMA II, 7.50%, 11/20/16 - 11/20/26 ...................................................           16,334,296           16,289,196
   GNMA I, SF, 8.00%, 4/15/05 - 6/15/24 ..................................................           13,691,378           13,925,655
   GNMA II, 8.00%, 2/20/16 - 8/20/26 .....................................................            1,300,145            1,317,094
   GNMA I, SF, 8.25%, 4/15/25 ............................................................              547,778              559,417
   GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 .................................................            3,578,078            3,695,273
   GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 ..................................................            1,808,730            1,902,264
   GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 .................................................            3,586,632            3,824,444
   GNMA II, 9.50%, 4/20/25 ...............................................................              402,878              426,662
   GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 .................................................            3,387,513            3,668,287
                                                                                                                        ------------
                                                                                                                         272,412,789
                                                                                                                        ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FIXED RATE 9.0%
   FNMA, 6.00%, 10/01/23 - 10/01/28 ......................................................           23,897,978           21,951,941
   FNMA, 6.50%, 1/01/24 - 6/01/24 ........................................................           11,311,159           10,774,186
   FNMA, 7.00%, 5/01/24 ..................................................................            1,182,422            1,150,961
   FNMA, PL, 7.00%, 3/17/35 ..............................................................            3,143,213            2,933,200
   FNMA, 7.50%, 4/01/23 - 8/01/25 ........................................................            4,457,984            4,417,779
   FNMA, 8.00%, 7/01/16 - 2/01/25 ........................................................            4,727,347            4,773,997
   FNMA, 8.50%, 10/01/19 - 2/01/22 .......................................................              253,795              261,532
                                                                                                                        ------------
                                                                                                                          46,263,596
                                                                                                                        ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 4.6%
   FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 6.892%, 2/01/19 ................            2,840,286            2,920,944
   FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 6.986%, 9/01/18 ..............            3,212,208            3,317,483
   FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 6.998%, 7/01/19 ..............            2,624,970            2,705,525
   FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 6.823%, 1/01/18 ..............            8,073,459            8,303,103
   FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 5.769%, 6/01/02 ...............            4,535,208            4,510,900
   FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.938%, 3/01/20 .........            1,951,534            1,984,271
                                                                                                                        ------------
                                                                                                                          23,742,226
                                                                                                                        ------------
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - FIXED RATE 8.3%
   FHLMC, 6.00%, 1/01/24 - 8/01/28 .......................................................            9,192,402            8,436,842
   FHLMC, 6.50%, 6/01/08 - 6/01/29 .......................................................           19,802,236           18,895,323
   FHLMC, 7.00%, 4/01/24 .................................................................           10,732,841           10,437,043
   FHLMC, 7.50%, 11/01/22 - 5/01/24 ......................................................            3,018,810            3,000,836
   FHLMC, 8.00%, 5/01/16 - 5/01/22 .......................................................            1,479,006            1,496,787
   FHLMC, 8.50%, 4/01/18 - 3/01/22 .......................................................              589,828              606,758
   FHLMC, 9.00%, 3/01/03 .................................................................              247,540              251,576
                                                                                                                        ------------
                                                                                                                          43,125,165
                                                                                                                        ------------
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 1.1%
   FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 .............            2,342,976            2,396,747
   FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 .............            3,202,783            3,265,899
                                                                                                                        ------------
                                                                                                                           5,662,646
                                                                                                                        ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $401,046,867) ..................................                               391,206,422
                                                                                                                        ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                 PRINCIPAL
 FRANKLIN U.S. GOVERNMENT FUND                                                                    AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
   OTHER AGENCY SECURITIES 21.5%
   Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 .............................             $  5,000,000             $ 4,906,130
   Federal Home Loan Bank, 0.00%, 1/23/23 .........................................               10,000,000               1,520,080
   FICO Strip, 0.00%, 12/06/14 ....................................................               13,569,000               4,470,483
   FICO Strip, 0.00%, 6/06/15 .....................................................               15,001,000               4,761,782
   FICO Strip, 0.00%, 5/11/13 .....................................................               10,000,000               3,712,370
   FICO Strip, 12, 0.00%, 6/06/14 .................................................                9,454,000               3,232,739
   FICO Strip, 13, 0.00%, 6/27/09 .................................................               11,024,000               5,517,699
   FICO Strip, 16, 0.00%, 10/05/10 ................................................                4,745,000               2,154,088
   Housing Urban Development, 96-A, 7.63%, 8/01/14 ................................                5,000,000               4,877,295
   Housing Urban Development, 96-A, 7.66%, 8/01/15 ................................                5,000,000               4,865,065
   Small Business Administration, 6.00%, 9/01/18 ..................................                9,636,311               8,672,681
   Small Business Administration, 6.45%, 12/01/15 .................................                3,863,557               3,602,768
   Small Business Administration, 6.70%, 12/01/16 .................................                4,250,862               4,013,080
   Small Business Administration, 6.85%, 7/01/17 ..................................                4,510,608               4,297,764
   Small Business Administration, Cap 10.85%, Margin Prime -
      0.40%, Resets Quarterly, 7.35%, 6/25/19 .....................................                2,292,493               2,338,343
   Small Business Administration, Cap 10.875%, Margin Prime -
     0.125%, Resets Quarterly, 7.625%, 3/25/18 ....................................                3,674,965               3,771,433
   Student Loan Marketing Association, 0.00%, 5/15/14 .............................               15,000,000               4,272,930
   Tennessee Valley Authority, 0.00%, 4/15/42 .....................................                6,000,000               2,311,380
   Tennessee Valley Authority, 0.00%, 7/15/43 .....................................                7,000,000               5,221,300
   Tennessee Valley Authority, 5.88%, 4/01/36 .....................................               10,000,000               9,352,710
   Tennessee Valley Authority, 6.235%, 7/15/45 ....................................               14,249,000              14,158,961
   Tennessee Valley Authority, 7.25%, 7/15/43 .....................................               10,000,000               9,304,670
                                                                                                                        ------------
   TOTAL OTHER AGENCY SECURITIES (COST $118,219,663) ..............................                                      111,335,751
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $519,266,530) ................................                                      502,542,173
                                                                                                                        ------------
(g)REPURCHASE AGREEMENT 2.1%
   Joint Repurchase Agreement, 2.583%, 1/03/00, (Maturity Value
     $10,883,723) (COST $10,881,381) ..............................................               10,881,381              10,881,381
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $530,147,911) 99.3% ....................................                                      513,423,554
   OTHER ASSETS, LESS LIABILITIES .7% .............................................                                        3,486,752
                                                                                                                        ------------
   NET ASSETS 100.0% ..............................................................                                     $516,910,306
                                                                                                                        ============

(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                                    SHARES/
 FRANKLIN VALUE SECURITIES FUND                                                                     RIGHTS                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS 96.2%
(a)COMMERCIAL SERVICES 3.0%
   Robert Half International Inc. ................................................                 13,000                 $  371,313
                                                                                                                          ----------
   CONSUMER DURABLES 2.5%
   D.R. Horton Inc. ..............................................................                 13,200                    182,325
   Engle Homes Inc. ..............................................................                  6,000                     72,000
   Flexsteel Industries Inc. .....................................................                  2,300                     30,763
   M/I Schottenstein Homes Inc. ..................................................                  2,300                     35,794
                                                                                                                          ----------
                                                                                                                             320,882
                                                                                                                          ----------
   CONSUMER NON-DURABLES 10.9%
   Block Drug Co. Inc., A ........................................................                  6,077                    188,387
   DIMON Inc. ....................................................................                 15,000                     48,750
   Standard Commercial Corp. .....................................................                 24,000                     85,500
(a)The Timberland Co., A .........................................................                 10,000                    528,750
(a)Tropical Sportswear International Corp. .......................................                 15,000                    241,875
   Wolverine World Wide Inc. .....................................................                 25,000                    273,438
                                                                                                                          ----------
                                                                                                                           1,366,700
                                                                                                                          ----------
(a)CONSUMER SERVICES 1.4%
   Aztar Corp. ...................................................................                 16,000                    174,000
                                                                                                                          ----------
   ELECTRONIC TECHNOLOGY 2.7%
   B.F. Goodrich Co. .............................................................                  7,000                    192,500
(a)ESCO Electronics Corp. ........................................................                    600                      6,975
(a)SPACEHAB Inc. .................................................................                 13,500                     72,563
   United Technologies Corp. .....................................................                  1,000                     65,000
                                                                                                                          ----------
                                                                                                                             337,038
                                                                                                                          ----------
(a)ENERGY MINERALS .9%
   Nuevo Energy Co. ..............................................................                  6,000                    112,500
                                                                                                                          ----------
   FINANCE 20.9%
(a)Acceptance Insurance Cos. Inc. ................................................                  4,000                     23,250
   Allstate Corp. ................................................................                 10,000                    240,000
   American National Insurance Co. ...............................................                  3,000                    191,250
(a)American Safety Insurance Group Ltd. ..........................................                  9,000                     59,063
   Harleysville Group Inc. .......................................................                 12,500                    178,125
   Household International Inc. ..................................................                  4,500                    167,625
(a)Manulife Financial Corp. (Canada) .............................................                 12,000                    152,250
(a)PBOC Holdings Inc. ............................................................                 16,000                    151,000
   Penn-America Group Inc. .......................................................                  9,500                     73,625
   The PMI Group Inc. ............................................................                  4,700                    229,419
   Presidential Life Corp. .......................................................                 21,000                    385,875
(a)Professionals Group Inc. ......................................................                 13,750                    322,266
   Reinsurance Group of America Inc. .............................................                  4,000                    111,000
(a)StanCorp Financial Group Inc. .................................................                  9,000                    226,688
   Washington Mutual Inc. ........................................................                  5,000                    130,000
                                                                                                                          ----------
                                                                                                                           2,641,436
                                                                                                                          ----------
   HEALTH TECHNOLOGY 1.5%
(a)SkyePharma PLC, rts., 3/31/00 (United Kingdom) ................................                  4,900                         --
   West Pharmaceutical Services Inc. .............................................                  6,000                    185,625
                                                                                                                          ----------
                                                                                                                             185,625
                                                                                                                          ----------
   INDUSTRIAL SERVICES 9.8%
(a)Atwood Oceanics Inc. ..........................................................                  6,800                    262,650
   ENSCO International Inc. ......................................................                 13,000                    297,375
(a)Perini Corp. ..................................................................                  2,400                      9,300

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                    SHARES/
 FRANKLIN VALUE SECURITIES FUND                                                                     RIGHTS                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)
   INDUSTRIAL SERVICES (CONT.)
(a)R&B Falcon Corp. ............................................................                    14,500                $  192,125
(a)Rowan Cos. Inc. .............................................................                    15,000                   325,313
   Santa Fe International Corp. ................................................                     5,500                   142,313
                                                                                                                          ----------
                                                                                                                           1,229,076
                                                                                                                          ----------
   NON-ENERGY MINERALS 2.5%
(a)Lone Star Technologies Inc. .................................................                     8,000                   223,000
   LTV Corp. ...................................................................                    23,600                    97,350
                                                                                                                          ----------
                                                                                                                             320,350
                                                                                                                          ----------
   PROCESS INDUSTRIES 6.7%
   Lancaster Colony Corp. ......................................................                    10,000                   331,250
   Myers Industries Inc. .......................................................                    12,800                   201,600
   RPM Inc. ....................................................................                    18,500                   188,469
   Tuscarora Inc. ..............................................................                    10,000                   121,250
                                                                                                                          ----------
                                                                                                                             842,569
                                                                                                                          ----------
   PRODUCER MANUFACTURING 18.0%
   Baldor Electric Co. .........................................................                     8,200                   148,625
(a)CIRCOR International Inc ....................................................                     5,250                    54,141
   Commercial Intertech Corp. ..................................................                       100                     1,275
   Commonwealth Industries Inc. ................................................                     6,500                    84,500
   Dana Corp. ..................................................................                     8,000                   239,500
   Diebold Inc. ................................................................                     2,700                    63,450
   JLG Industries Inc. .........................................................                    34,000                   541,875
   Kaydon Corp. ................................................................                     5,300                   142,106
   Patrick Industries Inc. .....................................................                     2,200                    20,350
   Superior Industries International Inc. ......................................                     6,600                   176,963
   Teleflex Inc. ...............................................................                     5,500                   172,219
   Timken Co. ..................................................................                    13,000                   265,688
(a)Tower Automotive Inc. .......................................................                    11,500                   177,531
   Watts Industries Inc., A ....................................................                    12,500                   184,375
                                                                                                                          ----------
                                                                                                                           2,272,598
                                                                                                                          ----------
   RETAIL TRADE 2.9%
   Family Dollar Stores Inc. ...................................................                     5,000                    81,563
   Rite Aid Corp. ..............................................................                    15,000                   167,813
   Schultz Sav-O Stores Inc. ...................................................                     3,800                    48,450
   The TJX Companies Inc. ......................................................                     3,000                    61,305
                                                                                                                          ----------
                                                                                                                             359,131
                                                                                                                          ----------
   TECHNOLOGY SERVICES 2.7%
   Reynolds & Reynolds Co., A ..................................................                    11,000                   247,500
(a)Ultrak Inc. .................................................................                    11,400                    88,350
                                                                                                                          ----------
                                                                                                                             335,850
                                                                                                                          ----------
   TRANSPORTATION 9.8%
   Air Express International Corp. .............................................                     7,000                   226,188
(a)Atlantic Coast Airlines Holdings Inc. .......................................                     8,600                   204,250
   Canadian National Railway Co. (Canada) ......................................                     6,000                   157,875
(a)Fritz Cos. Inc. .............................................................                     4,500                    47,250
   Kenan Transport Co. .........................................................                     4,300                   136,256
(a)Midwest Express Holdings ....................................................                     4,000                   127,500
   Tidewater Inc. ..............................................................                     9,300                   334,800
                                                                                                                          ----------
                                                                                                                           1,234,119
                                                                                                                          ----------
   TOTAL LONG TERM INVESTMENTS (COST $12,108,952) ..............................                                          12,103,187
                                                                                                                          ==========

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                   PRINCIPAL
 FRANKLIN VALUE SECURITIES FUND                                                                     AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 3.3%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio
         (COST $416,420) .............................................................            $   416,420            $   416,420
                                                                                                                         -----------
   TOTAL INVESTMENTS (COST $12,525,372) 99.5% ........................................                                    12,519,607
   OTHER ASSETS, LESS LIABILITIES .5% ................................................                                        63,755
                                                                                                                         -----------
   NET ASSETS 100.0% .................................................................                                   $12,583,362
                                                                                                                         ===========

(a)   Non-income producing.

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisors, Inc.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                                 PRINCIPAL
 FRANKLIN ZERO COUPON FUND - 2000                                                                  AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AND AGENCY SECURITIES 93.5%
   FHLB, Strip, A-1, 2/25/01 ........................................................           $  7,567,000          $  7,037,938
   FHLMC, Strip, 5/15/00 ............................................................             13,175,000            12,899,722
   FICO, Strip, 10/06/00 ............................................................              6,200,000             5,910,950
   FICO, Strip, 1, 11/11/00 .........................................................              1,139,000             1,078,745
   FICO, Strip, 12, 12/06/00 ........................................................             17,390,000            16,390,145
   FICO, Strip, 15, 9/07/00 .........................................................                148,000               141,864
   FICO, Strip, 17, 10/05/00 ........................................................              5,875,000             5,602,100
   FICO, Strip, D, 9/26/00 ..........................................................              4,965,000             4,742,652
   FNMA, Strip, 2/12/00 .............................................................                500,000               496,950
   FNMA, Strip, 8/12/01 .............................................................              3,000,000             2,706,030
   Tennessee Valley Authority, Strip, 7/15/00 .......................................              3,320,000             3,217,442
   Tennessee Valley Authority, Strip, 10/15/00 ......................................              2,500,000             2,383,105
   U.S. Treasury, Strip, 11/15/00 ...................................................                 40,000                38,008
   U.S. Treasury, Strip, QO, 11/15/00 ...............................................              1,110,375             1,052,434
   U.S. Treasury, Strip, QO, 2/15/01 ................................................              2,778,750             2,588,850
                                                                                                                      ------------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $65,927,482) .............................................................                                   66,286,935
                                                                                                                      ------------
   OTHER SECURITIES - AAA RATED 2.1%
   Interamerican Development Bank, Strip, 12/16/00 ..................................                220,000               207,337
   International Bank for Reconstruction and Development, 2/15/00 ...................                405,000               402,344
   International Bank for Reconstruction and Development, 8/15/00 ...................                945,000               910,722
                                                                                                                      ------------
   TOTAL OTHER SECURITIES - AAA RATED (COST $735,647) ...............................                                    1,520,403
                                                                                                                      ------------
   TOTAL LONG TERM INVESTMENTS (COST $66,663,129) ...................................                                   67,807,338
                                                                                                                      ------------
(g)REPURCHASE AGREEMENT 4.6%
   Joint Repurchase Agreement, 2.583%, 1/03/00, (Maturity Value
     $3,242,048) (COST $3,241,350) ..................................................              3,241,350             3,241,350
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corp.
    Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                                      ------------
   TOTAL INVESTMENTS (COST $69,904,479) 100.2% ......................................                                   71,048,688
   OTHER ASSETS, LESS LIABILITIES (.2%) .............................................                                     (131,148)
                                                                                                                      ------------
   NET ASSETS 100.0% ................................................................                                 $ 70,917,540
                                                                                                                      ============

(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                                  PRINCIPAL
 FRANKLIN ZERO COUPON FUND - 2005                                                                  AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT AND AGENCY SECURITIES 91.5%
     FHLB, Strip, A-1, 8/25/02 ..........................................................        $  1,000,000           $    841,475
     FHLB, Strip, A-1, 2/25/04 ..........................................................           9,110,000              6,894,020
     FHLB, Strip, A-1P, 2/25/04 .........................................................             800,000                605,402
     FICO, Strip, 3/26/05 ...............................................................           5,000,000              3,456,690
     FICO, Strip, 10/06/05 ..............................................................          11,400,000              7,584,067
     FICO, Strip, 1, 5/11/05 ............................................................           3,500,000              2,397,371
     FICO, Strip, 1, 11/11/05 ...........................................................             829,000                547,930
     FICO, Strip, 19, 12/06/05 ..........................................................          10,000,000              6,573,850
     FICO, Strip, D, 9/26/05 ............................................................           6,799,000              4,531,928
     FICO, Strip, E, 11/02/05 ...........................................................           3,509,000              2,323,105
     FNMA, Strip, 2/12/06 ...............................................................             250,000                164,419
     FNMA, Strip, 1, 8/01/04 ............................................................             450,000                330,910
     FNMA, Strip, 1, 2/01/05 ............................................................           6,000,000              4,245,402
     FNMA, Strip, 1, 2/12/05 ............................................................           1,000,000                706,088
     FNMA, Strip, 1, 8/12/05 ............................................................             875,000                596,172
     FNMA, Strip, 1, 2/01/06 ............................................................           4,307,000              2,839,248
     FNMA, Strip, 1, 8/01/06 ............................................................             530,000                337,299
     FNMA, Strip, 1, 2/01/08 ............................................................           1,730,000                987,112
     FNMA, Strip, 1, 2/12/08 ............................................................             120,000                 68,270
     REFCO, Strip, 1/15/06 ..............................................................           6,500,000              4,353,310
     REFCO, Strip, 4/15/06 ..............................................................           3,000,000              1,974,657
     Tennessee Valley Authority, Strip, 10/15/04 ........................................           6,200,000              4,461,966
     Tennessee Valley Authority, Strip, 4/15/05 .........................................           2,260,000              1,567,701
     Tennessee Valley Authority, Strip, 10/15/05 ........................................           1,000,000                669,683
     U.S. Treasury, Strip, 2/15/06 ......................................................           1,850,600              1,241,362
                                                                                                                        ------------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $57,673,563) ...............................................................                                 60,299,437
                                                                                                                        ------------
     OTHER SECURITIES - AAA RATED 4.8%
     Exxon Capital Corp., 11/15/04 ......................................................           1,500,000              1,081,080
     International Bank for Reconstruction and Development, 2/15/07 .....................             541,000                330,832
     International Bank for Reconstruction and Development, 8/15/07 .....................           2,500,000              1,474,158
     International Bank for Reconstruction and Development, 2, 2/15/07 ..................             459,000                280,688
                                                                                                                        ------------
     TOTAL OTHER SECURITIES - AAA RATED (COST $3,166,996) ...............................                                  3,166,758
                                                                                                                        ------------
     OTHER SECURITIES - A+ RATED 3.7%
     Diageo PLC, 1/06/04 (COST $2,474,763) ..............................................           3,250,000              2,451,670
                                                                                                                        ------------
     TOTAL LONG TERM INVESTMENTS (COST $63,315,322) .....................................                                 65,917,865
                                                                                                                        ------------
(g)  REPURCHASE AGREEMENT .3%
     Joint Repurchase Agreement, 2.583%, 1/03/00,
       (Maturity Value $165,239) (COST $165,203) ........................................              165,203               165,203
      Banc of America Securities LLC
      Barclays Capital Inc. .............................................................
      Bear, Stearns & Co. Inc. ..........................................................
      Chase Securities Inc. .............................................................
      Donaldson, Lufkin & Jenrette Securities Corp. .....................................
      Dresdner Kleinwort Benson, North America LLC
      Paribas Corp. .....................................................................
      Warburg Dillon Read LLC
       Collateralized by U.S. Treasury Bills and Notes
                                                                                                                        ------------
     TOTAL INVESTMENTS (COST $63,480,525) 100.3% ........................................                                 66,083,068
     OTHER ASSETS, LESS LIABILITIES (.3%) ...............................................                                  (188,204)
                                                                                                                        ------------
   NET ASSETS 100.0% ..................................................................                                 $ 65,894,864
                                                                                                                        ============

(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                                  PRINCIPAL
 FRANKLIN ZERO COUPON FUND - 2010                                                                  AMOUNT                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT AND AGENCY SECURITIES 92.5%
     FICO, Strip, 3/26/10 ...........................................................           $    860,000           $    406,243
     FICO, Strip, 1, 11/11/10 .......................................................             16,246,000              7,321,114
     FICO, Strip, 3, 5/30/10 ........................................................              2,000,000                931,392
     FICO, Strip, 4, 10/06/10 .......................................................              1,528,000                693,529
     FICO, Strip, 8, 8/03/10 ........................................................              3,021,000              1,388,657
     FICO, Strip, 12, 6/06/09 .......................................................              4,550,000              2,287,039
     FICO, Strip, 19, 6/06/10 .......................................................              9,800,000              4,558,235
     FICO, Strip, 19, 12/06/10 ......................................................              2,080,000                932,570
     FICO, Strip, A, 8/08/10 ........................................................              7,000,000              3,214,456
     FICO, Strip, D, 9/26/10 ........................................................                860,000                391,162
     FICO, Strip, GEN, 10/06/10 .....................................................              4,040,000              1,833,675
     FNMA, Strip, 8/12/09 ...........................................................              1,975,000              1,005,553
     FNMA, Strip, 2/01/10 ...........................................................              5,000,000              2,458,590
     FNMA, Strip, 8/01/10 ...........................................................              8,250,000              3,907,720
     FNMA, Strip, 8/12/10 ...........................................................              1,230,000                581,375
     REFCO, Strip, 10/15/10 .........................................................             20,000,000              9,517,300
     Sallie Mae, zero cpn., 5/15/14 .................................................              8,650,000              2,464,056
     Tennessee Valley Authority, Strip, 1/01/10 .....................................                412,000                194,082
     Tennessee Valley Authority, Strip, 4/15/10 .....................................             12,000,000              5,738,076
     Tennessee Valley Authority, Strip, 10/15/10 ....................................              1,320,000                608,201
     Tennessee Valley Authority, Strip, 4/15/11 .....................................              9,525,000              4,229,795
     Tennessee Valley Authority, Strip, 10/15/11 ....................................              7,295,000              3,117,919
     U.S. Treasury, Strip, 11/15/10 .................................................              6,920,000              3,335,758
                                                                                                                       ------------
     TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $57,511,017) ...........................................................                                    61,116,497
                                                                                                                       ------------
     OTHER SECURITIES - AAA RATED 7.4%
     International Bank for Reconstruction and Development, 2/15/11 .................              1,392,000                631,266
     International Bank for Reconstruction and Development, 2/15/12 .................              2,800,000              1,174,345
     International Bank for Reconstruction and Development, 2/15/13 .................              3,287,000              1,278,318
     International Bank for Reconstruction and Development, 8/15/13 .................              4,100,000              1,533,072
     International Bank for Reconstruction and Development, Series 2, 2/15/11 .......                500,000                226,749
                                                                                                                       ------------
     TOTAL OTHER SECURITIES - AAA RATED (COST $4,681,264) ...........................                                     4,843,750
                                                                                                                       ------------
     TOTAL LONG TERM INVESTMENTS (COST $62,192,281) .................................                                    65,960,247
                                                                                                                       ------------
(g)  REPURCHASE AGREEMENT .7%
     Joint Repurchase Agreement, 2.583%, 1/03/00, (Maturity
       Value $472,197) (COST $472,095) ..............................................                472,095                472,095
      Banc of America Securities LLC
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Chase Securities Inc.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America LLC
      Paribas Corp.
      Warburg Dillon Read LLC
       Collateralized by U.S. Treasury Bills and Notes
                                                                                                                       ------------
     TOTAL INVESTMENTS (COST $62,664,376) 100.6% ....................................                                    66,432,342
     OTHER ASSETS, LESS LIABILITIES (.6%) ...........................................                                      (383,000)
                                                                                                                       ------------
     NET ASSETS 100.0% ..............................................................                                  $ 66,049,342
                                                                                                                       ============

(g) Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999




  MUTUAL DISCOVERY SECURITIES FUND                                  COUNTRY                SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 83.4%
    AEROSPACE & MILITARY TECHNOLOGY .9%
(a) Finmeccanica SpA ....................................             Italy              1,056,300           $ 1,303,759
    Lockheed Martin Corp. ...............................         United States             21,900               479,063
                                                                                                             -----------
                                                                                                               1,782,822
                                                                                                             -----------
    APPLIANCES & HOUSEHOLD DURABLES .1%
    Maytag Corp. ........................................         United States              3,400               163,200
                                                                                                             -----------
    AUTOMOBILES 2.4%
(a) Consorcio G Grupo Dina SA de CV, L, ADR .............            Mexico                263,400                98,775
    Delphi Automotive Systems Corp. .....................         United States            170,458             2,684,714
    General Motors Corp. ................................         United States             11,100               806,831
(a) Lear Corp. ..........................................         United States             30,500               976,000
(a) SPX Corp. ...........................................         United States              3,400               274,763
                                                                                                             -----------
                                                                                                               4,841,083
                                                                                                             -----------
    BANKING 1.4%
    Bank One Corp. ......................................         United States             27,800               891,338
    Banque Nationale de Paris ...........................            France                 12,285             1,132,896
    Chittenden Corp. ....................................         United States                841                24,915
    Merita AS ...........................................            Finland               145,200               855,150
                                                                                                             -----------
                                                                                                               2,904,299
                                                                                                             -----------
    BEVERAGES & TOBACCO 3.1%
    Altadis SA, A .......................................             Spain                 54,207               774,931
(a) Buenos Aires Embotelladora SA, B ....................           Argentina               89,474               402,689
(a  Buenos Aires Embotelladora SA, B, ADR ...............           Argentina              101,409                 9,128
    Coca-Cola West Japan Co. Ltd. .......................             Japan                 32,300             1,359,201
    Farmer Brothers Co. .................................         United States              7,000             1,113,000
    Fraser and Neave Ltd. ...............................           Singapore               53,900               199,030
    Gallaher Group PLC ..................................        United Kingdom            185,700               790,794
    Gallaher Group PLC, ADR .............................        United Kingdom              7,100               109,163
    Mikuni Coca-Cola Bottling Co. .......................             Japan                 46,300               811,049
    Swedish Match AB ....................................            Sweden                216,300               755,333
                                                                                                             -----------
                                                                                                               6,324,318
                                                                                                             -----------
    BROADCASTING & PUBLISHING 8.9%
(a) AMFM Inc. ...........................................         United States             15,310             1,198,008
    Dun & Bradstreet Corp. ..............................         United States             31,500               929,250
(a) MediaOne Group Inc. .................................         United States             30,600             2,350,463
(a) Modern Times Group AB ...............................            Sweden                117,200             5,815,215
    NV Holdingsmig de Telegraaf .........................          Netherlands             106,078             2,349,457
    Publicis SA .........................................            France                  1,900               717,306
    Scripps Co., A ......................................         United States             20,900               936,581
    Seat Pagine Gialle SpA, di Risp .....................             Italy                356,300               782,691
    Torstar Corp., B ....................................            Canada                 74,900               815,876
    True North Communications Inc. ......................         United States             32,400             1,447,875
    Washington Post Co., B ..............................         United States              1,521               845,486
                                                                                                             -----------
                                                                                                              18,188,208
                                                                                                             -----------
    BUSINESS & PUBLIC SERVICES 3.7%
    Deluxe Corp. ........................................         United States              1,400                38,413
(a) Republic Services Inc., A ...........................         United States             74,000             1,063,750
    Suez Lyonnaise des Eaux SA ..........................            France                 24,479             3,920,879
(a) Suez Lyonnaise des Eaux SA, strip ...................            France                  8,300                    84
    Vivendi .............................................            France                 27,900             2,518,106
                                                                                                             -----------
                                                                                                               7,541,232
                                                                                                             -----------
    CHEMICALS 2.7%
    Bayer AG, Br. .......................................            Germany                21,700             1,031,149
(a) Bush Boake Allen Inc. ...............................         United States             56,900             1,397,606

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


  MUTUAL DISCOVERY SECURITIES FUND                                  COUNTRY                 SHARES                VALUE
--------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   CHEMICALS (CONT.)
   ChemFirst Inc. ..........................................     United States             31,800             $ 695,625
   CK Witco Corp. ..........................................     United States             49,948               668,055
   Laporte PLC .............................................    United Kingdom             51,700               455,363
   Union Carbide Corp. .....................................     United States             18,200             1,214,850
                                                                                                              ---------
                                                                                                              5,462,648
                                                                                                              ---------
   CONSTRUCTION & HOUSING 1.0%
   Groupe GTM ..............................................        France                 15,200             1,476,694
   Grupo Ferrovial SA ......................................         Spain                 32,800               475,506
                                                                                                              ---------
                                                                                                              1,952,200
                                                                                                              ---------
   DATA PROCESSING & REPRODUCTION .8%
   Compaq Computer Corp. ...................................     United States             24,200               654,913
(a)NCR Corp. ...............................................     United States             12,000               454,500
(a)Network Associates Inc. .................................     United States             21,400               571,113
                                                                                                              ---------
                                                                                                              1,680,526
                                                                                                              ---------
   ELECTRICAL & ELECTRONICS 1.2%
   Racal Electronics PLC ...................................    United Kingdom            239,680             2,174,965
(a)Thomson Multimedia ......................................        France                  4,870               262,302
                                                                                                              ---------
                                                                                                              2,437,267
                                                                                                              ---------
(a)ELECTRONIC COMPONENTS & INSTRUMENTS .4%
   General Instrument Corp. ................................     United States             10,200               867,000
                                                                                                              ---------
(a)ENERGY EQUIPMENT & SERVICES .7%
   Cooper Cameron Corp. ....................................     United States             14,900               729,169
   Weatherford International Inc. ..........................     United States             16,100               642,994
                                                                                                              ---------
                                                                                                              1,372,163
                                                                                                              ---------
   ENERGY SOURCES 3.6%
(a)Abraxas Petroleum Corp. .................................     United States             10,135                 9,502
   Atlantic Richfield Co. ..................................     United States             18,800             1,626,200
   Burlington Resources Inc. ...............................     United States             29,500               975,344
(a)Gulf Canada Resources Ltd. ..............................        Canada                155,300               524,138
(a)Gulf Canada Resources Ltd., fgn. ........................        Canada                125,500               412,286
   Total Fina SA, B ........................................        France                 22,097             2,947,601
   Total Fina SA, B, ADR ...................................        France                 10,770               745,823
                                                                                                              ---------
                                                                                                              7,240,894
                                                                                                              ---------
   FINANCIAL SERVICES 2.7%
   Bear Stearns Co. Inc. ...................................     United States             20,612               881,163
   Greenpoint Financial Corp. ..............................     United States             29,264               696,849
   Household International Inc. ............................     United States             17,700               659,325
   Investors Group Inc. ....................................        Canada                 57,100               813,514
   Irish Life & Permanent PLC ..............................    Irish Republic             54,600               525,025
   Lehman Brothers Holdings Inc. ...........................     United States              5,300               448,844
   Metris Cos. Inc. ........................................     United States             20,500               731,594
(a)MFN Financial Corp. .....................................     United States             20,281               131,827
   Morgan Stanley, Dean Witter & Co. .......................     United States              1,300               185,575
   Power Corp. of Canada ...................................        Canada                 15,600               267,031
   Power Financial Corp. ...................................        Canada                 10,900               180,925
                                                                                                              ---------
                                                                                                              5,521,672
                                                                                                              ---------
   FOOD & HOUSEHOLD PRODUCTS 2.7%
   Associated British Foods PLC ............................    United Kingdom             87,200               480,201
   Earthgrains Company .....................................     United States             92,900             1,498,013
(a)Fine Host Corp. .........................................     United States             49,920               494,208
   Flowers Industries Inc. .................................     United States              9,800               156,188
   Kikkoman Corp. ..........................................         Japan                154,500             1,026,623

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


  MUTUAL DISCOVERY SECURITIES FUND                                   COUNTRY                SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   FOOD & HOUSEHOLD PRODUCTS (CONT.)
(a)Pactiv Corp. .....................................            United States             67,200            $  714,000
                                                                                                             ----------
   U.S. Industries Inc. .............................            United States             81,100             1,135,400
                                                                                                             ----------
                                                                                                              5,504,633
                                                                                                             ----------
   HEALTH & PERSONAL CARE 4.1%
   American Home Products Corp. .....................            United States              1,500                59,156
   Aventis SA .......................................               France                112,500             6,535,035
   Banyu Pharmaceutical Co. Ltd. ....................                Japan                 22,000               341,244
   Ono Pharmaceutical Co. Ltd. ......................                Japan                 19,700               528,238
   Sankyo Co. Ltd. ..................................                Japan                 35,700               733,669
   Ventas Inc. ......................................            United States             50,300               210,631
                                                                                                             ----------
                                                                                                              8,407,973
                                                                                                             ----------
   INDUSTRIAL COMPONENTS .9%
   Mannesmann AG ....................................               Germany                 4,420             1,069,735
(a)Owens-Illinois Inc. ..............................            United States             29,500               739,344
                                                                                                             ----------
                                                                                                              1,809,079
                                                                                                             ----------
   INSURANCE 2.9%
   Allmerica Financial Corp. ........................            United States             19,900             1,106,938
   AON Corp. ........................................            United States             19,900               796,000
   Horace Mann Educators Corp. ......................            United States             34,600               679,025
   Lincoln National Corp. ...........................            United States              8,500               340,000
   MBIA Inc. ........................................            United States             14,900               786,906
   Old Republic International Corp. .................            United States             56,400               768,450
   Radian Group Inc. ................................            United States              9,733               464,751
   ReliaStar Financial Corp. ........................            United States              9,700               380,119
   W. R. Berkley Corp. ..............................            United States             25,800               538,575
                                                                                                             ----------
                                                                                                              5,860,764
                                                                                                             ----------
   LEISURE & TOURISM .3%
   Hilton Hotels Corp. ..............................            United States             56,231               541,223
                                                                                                             ----------
   MACHINERY & ENGINEERING 4.4%
   FKI PLC ..........................................           United Kingdom            175,484               691,987
   IMI PLC ..........................................           United Kingdom            290,454             1,316,682
   Invensys PLC .....................................           United Kingdom            685,908             3,691,313
   NACCO Industries Inc., A .........................            United States             17,000               944,563
(a)Sulzer AG ........................................             Switzerland               1,350               877,394
   United Dominion Industries Ltd. ..................               Canada                 72,800             1,451,450
                                                                                                             ----------
                                                                                                              8,973,389
                                                                                                             ----------
   MERCHANDISING 2.3%
(a)Borders Group Inc. ...............................            United States             17,900               287,519
(a)Boyds Collection Ltd. ............................            United States             59,600               413,475
(a)Federated Department Stores Inc. .................            United States             13,600               687,650
   May Department Stores Co. ........................            United States              3,400               109,650
(a)Saks Inc. ........................................            United States             62,800               977,325
   Sears, Roebuck & Co. .............................            United States              2,800                85,225
   Sonae SGPS SA ....................................              Portugal                39,704             2,094,523
                                                                                                             ----------
                                                                                                              4,655,367
                                                                                                             ----------
   MULTI-INDUSTRY 27.1%
(a)Alleghany Corp. ..................................            United States              2,460               456,330
(a)Berkshire-Hathaway Inc., A .......................            United States                 24             1,346,400
(a)Brierley Investments Ltd. ........................             New Zealand           3,363,754               703,023
   Cir Cie Industriali Riunite SpA Torino ...........                Italy                955,600             2,517,674
   Cir Cie Industriali Riunite SpA Torino, di Risp ..                Italy                132,400               299,909
   Compagnie Financiere Richemont AG, A, Br. ........             Switzerland               1,392             3,321,570
   Compagnie Generale D'Industrie et de
      Participation .................................               France                 78,791             5,155,960

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


    MUTUAL DISCOVERY SECURITIES FUND                                  COUNTRY                SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       MULTI-INDUSTRY (CONT.)
       Corporacion Financiera Alba SA ......................           Spain                147,636           $ 5,047,537
       Imasco Ltd. .........................................          Canada                 63,000             1,740,681
       Investor AB, A ......................................          Sweden                149,000             2,119,812
       Investor AB, B ......................................          Sweden                417,776             5,894,547
       Invik & Co. AB, B ...................................          Sweden                 24,256             2,880,489
       Kansas City Southern Industries Inc. ................       United States             25,600             1,910,400
       Kinnevik AB, B ......................................          Sweden                 79,587             2,470,425
       Lagardere SCA .......................................          France                154,534             8,401,124
(a)    Pacific Century Regional Developments Ltd. ..........         Singapore              157,600             2,261,567
       Pargesa Holdings SA, Br. ............................        Switzerland                 972             1,586,939
(a)    Thermo Electron Corp. ...............................       United States            115,100             1,726,500
       Trelleborg AB, B ....................................          Sweden                119,141             1,071,639
       TRW Inc. ............................................       United States             36,900             1,916,494
       Williams PLC ........................................      United Kingdom            494,600             2,262,097
                                                                                                              -----------
                                                                                                               55,091,117
                                                                                                              -----------
       REAL ESTATE .1%
       Castellum AB ........................................          Sweden                  7,700                75,144
(a),(d)Security Capital European Realty ....................       United States             13,770               198,391
                                                                                                              -----------
                                                                                                                  273,535
                                                                                                              -----------
       TELECOMMUNICATIONS 2.0%
       Portugal Telecom SA .................................         Portugal                93,900             1,029,468
       Telephone & Data Systems Inc. .......................       United States             20,000             2,520,000
       U.S. West Inc. ......................................       United States              6,700               482,400
                                                                                                              -----------
                                                                                                                4,031,868
                                                                                                              -----------
       TRANSPORTATION 2.1%
       Burlington Northern Santa Fe Corp. ..................       United States             20,800               504,400
       Florida East Coast Industries Inc. ..................       United States             25,000             1,043,750
       Railtrack Group PLC .................................      United Kingdom            164,432             2,697,262
                                                                                                              -----------
                                                                                                                4,245,412
                                                                                                              -----------
       UTILITIES ELECTRICAL & GAS .9%
(a)    Citizens Utilities Co., B ...........................       United States             60,212               854,258
(a)    MidAmerican Energy Holding Co. ......................       United States              4,400               148,225
       Veba AG .............................................          Germany                18,200               888,654
                                                                                                              -----------
                                                                                                                1,891,137
                                                                                                              -----------
       TOTAL COMMON STOCKS (COST $138,344,700) .............                                                  169,565,029
                                                                                                              -----------

                                                                                               PRINCIPAL
                                                                                                AMOUNT*
-------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS AND NOTES 1.9%
       Abraxas Petroleum Corp., Series A, 11.50%,
          11/01/04 ......................................          United States         $  119,000               108,885
       Consorcio G Grupo Dina SA de CV, cvt.,
          8.00%, 8/08/04 ................................             Mexico              2,150,000             1,053,500
       Eurotunnel Finance Ltd., Equity Note, 12/31/03 ...         United Kingdom            138,008  GBP           95,906
       Eurotunnel PLC:
          12/31/18, Tier 2 ..............................         United Kingdom            456,578  GBP          512,826
          12/31/25, Tier 3 ..............................         United Kingdom            403,000  GBP          367,980
          12/31/50, Resettable Advance R5 ...............         United Kingdom            172,449  GBP           93,362
          Stabilization Advance S8, Tier 1 ..............         United Kingdom             94,726  GBP           36,740
          Stabilization Advance S8, Tier 2 ..............         United Kingdom             85,062  GBP           27,494
       Eurotunnel SA:
          5.28%, 7/07/02, Tier 2 (Pibor) ................             France                 18,558  EUR           12,892
          6.32%, 12/31/18, Tier 2 (Libor) ...............             France                103,401  EUR           71,828
          Stabilization Advance S6 Tier 1 (Pibor) .......             France                 25,555  EUR            6,175
          Stabilization Advance S7 Tier 1 (Libor) .......             France                 40,913  EUR            9,885
          Stabilization Advance S6 Tier 2 ...............             France                 51,968  EUR           10,464

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                          PRINCIPAL
  MUTUAL DISCOVERY SECURITIES FUND                                  COUNTRY                AMOUNT*               VALUE
--------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS AND NOTES (CONT.)
    MFN Financial Corp.:
      Series A, 10.00%, 3/23/01 .............................       United States        $   83,479             $  80,557
      Series B, FRN, 10.676%, 3/23/01 .......................       United States           143,476               139,172
    Rite Aid Corp.:
      7.125%, 1/15/07 .......................................       United States            80,000                59,200
      144A, 6.125%, 12/15/08 ................................       United States            20,000                14,200
      6.875%, 8/15/13 .......................................       United States            25,000                16,750
    Security Capital US Realty, cvt., 144A,
       2.00%, 5/22/03                                               United States           190,000               141,194
    Southwest Royalties Inc., B, 10.50%, 10/15/04 ...........       United States           695,000               371,825
    TFM SA de CV:
      10.25%, 6/15/07 .......................................          Mexico               250,000               237,500
      senior disc. note, zero cpn. ..........................          Mexico               380,000               244,150
    Tribasa Toll Road Trust I, 144A, 10.50%, 12/01/11 .......          Mexico               180,264                72,105
                                                                                                               ----------
    TOTAL CORPORATE BONDS AND NOTES (COST $3,946,687) .......                                                   3,784,590
                                                                                                               ----------
(a) BONDS AND NOTES IN REORGANIZATION 2.5%
    Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 .....       United States            20,000                 7,600
    Altos Hornos de Mexico SA:
      cvt., 5.50%, 12/15/01 .................................          Mexico                10,000                 3,400
      Series A, 11.375%, 4/30/02 ............................          Mexico                40,000                15,800
      Series B, 11.875%, 4/15/04 ............................          Mexico                25,000                 9,875
      Tranche A, Term Loan ..................................       United States            47,468                19,936
    Brunos Inc.:
      Revolver ..............................................       United States           107,300                63,307
      Tranche A, Term Loan ..................................       United States           190,600               112,454
      Tranche B, Term Loan ..................................       United States           114,500                67,555
    Buenos Aires Embotelladora SA:
      Series B, 12.00%, 8/03/05 .............................         Argentina              17,000                16,575
      144A, 12.00%, 9/01/05 .................................         Argentina             273,000               266,175
    Crown Leasing, Bank Claim ...............................           Japan            41,502,615 JPY            28,106
    Decision One Corp.:
      Revolver ..............................................       United States            22,239                 9,952
      Tranche A, Term Loan ..................................       United States           273,512               122,397
      Tranche B, Term Loan ..................................       United States            47,200                21,122
    Dow Corning Corp., 9.375%, 2/01/08 ......................       United States           300,000               432,000
    Harnischfeger Industries Inc.:
      8.90%, 3/01/22 ........................................       United States           150,000                57,000
      8.70%, 6/15/22 ........................................       United States           107,000                40,660
      7.25%, 12/15/25 .......................................       United States           280,000               106,400
      6.875%, 2/15/27 .......................................       United States           144,000                54,720
    Koninklijke Ned Vlieg Fokker NV, Trade Claim ............        Netherlands            431,091 EUR           125,860
    Loewen Group Inc., Series 5, 6.10%, 10/01/02 ............          Canada               175,000 CAD            58,095
    Loewen Group International Inc.:
      144A, 6.70%, 10/01/99 .................................          Canada               380,000               186,200
      Revolver ..............................................       United States            71,983                38,151
      Series 3, 7.50%, 4/15/01 ..............................          Canada               105,000                51,450
      Series 3, 7.75%, 10/15/01 .............................          Canada                20,000                 9,800
      Series 2, 8.25%, 4/15/03 ..............................          Canada                75,000                36,750
      Series 6, 7.20%, 6/01/03 ..............................          Canada               678,000               339,000
      Series 4, 8.25%, 10/15/03 .............................          Canada               265,000               129,850
      Series 7, 7.60%, 6/01/08 ..............................          Canada               470,000               235,000
    Mariner Post-acute Network Inc.:
      Revolver ..............................................       United States            38,000                12,159
      Tranche A, Term Loan ..................................       United States            55,713                17,827
      Tranche B, Term Loan ..................................       United States            44,168                14,133
      Tranche C, Term Loan ..................................       United States            20,693                 6,621
    Nippon Credit Bank Ltd., Bank Claim                                 Japan            21,126,309 JPY            33,034
    Nippon Total Finance, Bank Claim                                    Japan            21,418,136 JPY            12,469
    Paging Network Inc., Revolver A                                 United States           297,000               252,450

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                         PRINCIPAL
MUTUAL DISCOVERY SECURITIES FUND                                    COUNTRY               AMOUNT*               VALUE
--------------------------------------------------------------------------------------------------------------------------
   BOND AND NOTES IN REORGANIZATION (CONT.)
   Port Seattle Wash Rev Ref-Beloit Proj.,
      6.00%, 12/01/17 .................................          United States        $    10,000           $     3,800
   United Companies Financial Corp., Revolver .........          United States          1,040,400               832,320
   Vencor Inc.:
      Revolver ........................................          United States            124,422                81,497
      Term Loan A .....................................          United States            509,708               333,858
      Term Loan B .....................................          United States            309,464               202,699
      Tranche A, Term Loan, 3/07/00 ...................          United States             73,341                72,607
      Tranche B, Term Loan, 3/07/00 ...................          United States             25,000                24,750
   Vencor Operating Inc., 9.875%, 5/01/05 .............          United States            675,000               140,063
   Ventas Inc.:
      Tranche A, Bridge Loan ..........................          United States            107,409                97,205
      Tranche B, Revolver .............................          United States            100,542                90,990
      Tranche C, Term Loan A ..........................          United States            104,918                94,950
      Tranche D, Term Loan B ..........................          United States             74,025                68,472
                                                                                                           ------------
   TOTAL BONDS AND NOTES IN REORGANIZATION
      (COST $5,359,543) ...............................                                                       5,057,094
                                                                                                           ------------
   SHORT TERM INVESTMENTS 9.5%
   Fannie Mae, 5.43% to 5.61%, with maturities
      to 5/25/00 ......................................          United States         10,500,000            10,327,100
   Federal Home Loan Bank, 1.28% to 5.51%, with
      maturities to 3/15/00 ...........................          United States          6,500,000             6,477,920
   Federal Home Loan Mortgage Corp., 5.19% to
                                                                                                           ------------
      5.20%, with maturities to 2/10/00 ...............          United States          2,500,000             2,489,117
                                                                                                           ------------
   TOTAL SHORT TERM INVESTMENTS
      (COST $19,287,169) ..............................                                                      19,294,137
                                                                                                           ------------
   TOTAL INVESTMENTS (COST $166,938,099) 97.3% ........                                                     197,700,850
   SECURITIES SOLD SHORT (2.5%) .......................                                                      (5,113,253)
   NET EQUITY IN FORWARD CONTRACTS .8% ................                                                       1,639,069
   OTHER ASSETS, LESS LIABILITIES 4.4% ................                                                       8,963,120
                                                                                                           ------------
   TOTAL NET ASSETS 100.0% ............................                                                    $203,189,786
                                                                                                           ------------

(j) SECURITIES SOLD SHORT
    ISSUER                                                          COUNTRY               SHARES               VALUE
-------------------------------------------------------------------------------------------------------------------------
(a) Clear Channel Communications Inc. ..................          United States             14,411           $ 1,286,182
    Dow Chemical Co. ...................................          United States              9,651             1,289,615
(a) DST Systems Inc. ...................................          United States              5,700               434,981
    Motorola Inc. ......................................          United States              5,900               868,775
    BP Amoco PLC, ADR ..................................         United Kingdom             20,800             1,233,700
                                                                                                             -----------
    TOTAL SECURITIES SOLD SHORT
      (PROCEEDS $4,261,538) ............................                                                     $ 5,113,253
                                                                                                             ===========


(k) CONTRACTS FOR DIFFERENCES                                                       VALUE AT       UNREALIZED
    ISSUER                                                            COUNTRY        SHARES        12/31/1999      GAIN/(LOSS
--------------------------------------------------------------------------------------------------------------------------------
   BP Amoco PLC, cfd., 5.18 ............................         United Kingdom    12,800          $128,978       $(21,852)
   BP Amoco PLC, cfd., 5.47 ............................         United Kingdom     5,000            50,382         (6,161)
   BP Amoco PLC, cfd., 5.565 ...........................         United Kingdom     3,900            39,298         (4,223)
   BP Amoco PLC, cfd., 5.65 ............................         United Kingdom     9,600            96,734         (9,082)
   BP Amoco PLC, cfd., 5.71 ............................         United Kingdom     2,000            20,153         (1,697)
   BP Amoco PLC, cfd., 6.23317 .........................         United Kingdom    13,800           139,055            (40)
                                                                                                   --------       --------
   BP Amoco PLC, cfd., 6.24797 .........................         United Kingdom     6,500            65,497            137
                                                                                                   ========       ========
                                                                                                   $540,097       $(42,918)
                                                                                                   ========       ========


See glossary of currency abbreviations on page 157.

*Securities traded in U.S. dollars unless otherwise indicated.
(a) Non-income producing.
(d) See Note 8 regarding restricted securities.
(j) See Note 1(f) regarding securities sold short.
(k) See Note 1(d) regarding contract for differences.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


  MUTUAL SHARES SECURITIES FUND                                     COUNTRY                  SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 80.4%.................................
    AEROSPACE & MILITARY TECHNOLOGY 1.5%
    B.F. Goodrich Co. ..................................          United States            234,828           $ 6,457,770
(a) Hexcel Corp. .......................................          United States             42,000               233,625
                                                                                                             -----------
                                                                                                               6,691,395
                                                                                                             -----------
    APPLIANCES & HOUSEHOLD DURABLES .1%
    Maytag Corp. .......................................          United States              8,200               393,600
                                                                                                             -----------
    AUTOMOBILES 4.9%
    Borg-Warner Automotive Inc. ........................          United States             38,800             1,571,400
(a) Consorcio G Grupo Dina SA de CV, L, ADR ............             Mexico                644,100               241,538
    Delphi Automotive Systems Corp. ....................          United States            442,357             6,967,123
    General Motors Corp.  ..............................          United States            101,900             7,406,856
(a) Lear Corp. .........................................          United States            170,700             5,462,400
(a) SPX Corp. ..........................................          United States              7,700               622,256
                                                                                                             -----------
                                                                                                              22,271,573
                                                                                                             -----------
    BANKING 4.3%
    Bank One Corp. .....................................          United States            189,800             6,085,463
    Banknorth Group Inc. ...............................          United States             11,400               304,950
    Chase Manhattan Corp. ..............................          United States             55,600             4,319,425
    National City Corp. ................................          United States             90,789             2,150,564
    Peoples Heritage Financial Group Inc. ..............          United States            147,150             2,216,447
    Sovereign Bancorp Inc. .............................          United States            243,000             1,811,109
    U.S. Bancorp. ......................................          United States            102,124             2,431,828
                                                                                                             -----------
                                                                                                              19,319,786
                                                                                                             -----------
    BEVERAGES & TOBACCO 2.0%
    Brown-Forman Corp., B ..............................          United States             14,000               801,500
    Gallaher Group PLC .................................         United Kingdom            396,700             1,689,326
    Gallaher Group PLC, ADR ............................         United Kingdom             18,200               279,825
    Pepsi Bottling Group Inc. ..........................          United States            213,300             3,532,781
    UST Inc. ...........................................          United States            111,000             2,795,813
                                                                                                             -----------
                                                                                                               9,099,245
                                                                                                             -----------
    BROADCASTING & PUBLISHING 9.2%
(a) AT&T Corp. - Liberty Media Group, A ................          United States             78,648             4,463,274
    Central Newspapers Inc., A .........................          United States             70,200             2,764,125
    Dow Jones & Co. Inc. ...............................          United States             47,500             3,230,000
    Dun & Bradstreet Corp. .............................          United States             61,500             1,814,250
    Media General Inc., A ..............................          United States             73,000             3,796,000
(a) MediaOne Group Inc. ................................          United States            142,700            10,961,144
    Meredith Corp. .....................................          United States             58,359             2,432,841
    Scripps Co., A .....................................          United States            124,100             5,561,231
    Washington Post Co., B .............................          United States             12,413             6,900,076
                                                                                                             -----------
                                                                                                              41,922,941
                                                                                                             -----------
    BUILDING MATERIALS & COMPONENTS 1.4%
(a) American Standard Cos. Inc. ........................          United States             87,400             4,009,475
    Armstrong World Industries Inc. ....................          United States             69,900             2,332,913
                                                                                                             -----------
                                                                                                               6,342,388
                                                                                                             -----------
    BUSINESS & PUBLIC SERVICES 3.0%
    Deluxe Corp. .......................................          United States              3,400                93,288
    National Service Industries Inc. ...................          United States             28,300               834,850
(a) Republic Services Inc., A ..........................          United States            241,500             3,471,563
    Suez Lyonnaise des Eaux SA .........................             France                 35,549             5,693,996
    Vivendi ............................................             France                 42,750             3,858,389
                                                                                                             -----------
                                                                                                              13,952,086
                                                                                                             -----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


  MUTUAL SHARES SECURITIES FUND                                     COUNTRY                SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)...............................
   CHEMICALS 1.3%
(a)Cytec Industries Inc. ..............................          United States            125,900           $ 2,911,438
   Union Carbide Corp.  ...............................          United States             43,750             2,920,313
                                                                                                            -----------
                                                                                                              5,831,751
                                                                                                            -----------
   DATA PROCESSING & REPRODUCTION .5%
   Compaq Computer Corp. ..............................          United States             56,200             1,520,913
(a)NCR Corp. ..........................................          United States             19,800               749,925
                                                                                                            -----------
                                                                                                              2,270,838
                                                                                                            -----------
   ELECTRONIC COMPONENTS & INSTRUMENTS .6%
(a)General Instrument Corp. ...........................          United States             25,650             2,180,250
   Thomas & Betts Corp. ...............................          United States             18,500               589,688
                                                                                                            -----------
                                                                                                              2,769,938
                                                                                                            -----------
(a)ENERGY EQUIPMENT & SERVICES .6%
   Cooper Cameron Corp. ...............................          United States             25,100             1,228,331
   Weatherford International Inc. .....................          United States             39,150             1,563,553
                                                                                                            -----------
                                                                                                              2,791,884
                                                                                                            -----------
   ENERGY SOURCES 2.2%
(a)Abraxas Petroleum Corp. ............................          United States             24,741                23,195
   Atlantic Richfield Co. .............................          United States             39,700             3,434,050
   Burlington Resources Inc.  .........................          United States             77,700             2,568,956
   Total Fina SA, B ...................................             France                 28,724             3,831,602
                                                                                                            -----------
                                                                                                              9,857,803
                                                                                                            -----------
   FINANCIAL SERVICES 9.1%
   Bear Stearns Co. Inc. ..............................          United States            171,753             7,342,441
   CIT Group Inc., A ..................................          United States            235,470             4,974,304
   Dime Bancorp Inc. ..................................          United States             74,300             1,123,788
   Finova Group Inc. ..................................          United States            148,600             5,275,300
   Greenpoint Financial Corp. .........................          United States            155,730             3,708,321
   Household International Inc. .......................          United States            115,630             4,307,218
   Lehman Brothers Holdings Inc. ......................          United States             38,700             3,277,406
(a)MFN Financial Corp. ................................          United States             39,778               258,557
   Morgan Stanley, Dean Witter & Co. ..................          United States              6,600               942,150
   PMI Group Inc. .....................................          United States             50,450             2,462,591
   Power Corp. of Canada ..............................             Canada                 35,900               614,513
   Power Financial Corp. ..............................             Canada                 24,800               411,647
   United Asset Management Corp. ......................          United States            362,000             6,719,625
                                                                                                            -----------
                                                                                                             41,417,861
                                                                                                            -----------
   FOOD & HOUSEHOLD PRODUCTS 2.1%
(a)Fine Host Corp. ....................................          United States            139,062             1,376,714
(a)Pactiv Corp. .......................................          United States            157,300             1,671,313
   U.S. Industries Inc. ...............................          United States            265,700             3,719,800
   Van Melle NV .......................................           Netherlands              45,490             2,610,420
                                                                                                            -----------
                                                                                                              9,378,247
                                                                                                            -----------
   FOREST PRODUCTS & PAPER 1.1%
   Rayonier Inc. ......................................          United States             75,100             3,628,269
   St. Joe Co. ........................................          United States             55,400             1,346,913
                                                                                                            -----------
                                                                                                              4,975,182
                                                                                                            -----------
   HEALTH & PERSONAL CARE 2.6%
   American Home Products Corp. .......................          United States              3,400               134,088
   Aventis SA .........................................             France                112,800             6,552,461
(a)Foundation Health Systems, A .......................          United States             73,700               732,394
(a)PacifiCare Health Systems Inc. .....................          United States             16,400               869,200

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


  MUTUAL SHARES SECURITIES FUND                                     COUNTRY                SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH & PERSONAL CARE (CONT.)
   Sankyo Co. Ltd. ....................................              Japan                 26,600            $  546,656
(a)Tenet Healthcare Corp. .............................          United States            110,500             2,596,750
   Ventas Inc. ........................................          United States             83,500               349,656
                                                                                                             ----------
                                                                                                             11,781,205
                                                                                                             ----------
(a)INDUSTRIAL COMPONENTS .6%
   Owens-Illinois Inc. ................................          United States            110,610             2,772,163
                                                                                                             ----------
   INSURANCE 3.7%
   Allmerica Financial Corp. ..........................          United States             67,600             3,760,250
   AON Corp. ..........................................          United States             50,500             2,020,000
   Lincoln National Corp. .............................          United States             25,100             1,004,000
   MBIA Inc. ..........................................          United States             72,400             3,823,625
   Old Republic International Corp. ...................          United States            254,800             3,471,650
   ReliaStar Financial Corp. ..........................          United States             22,300               873,881
   White Mountain Insurance Group Inc. ................          United States             15,600             1,879,800
                                                                                                             ----------
                                                                                                             16,833,206
                                                                                                             ----------
   LEISURE & TOURISM 3.1%
   Galileo International Inc. .........................          United States             81,500             2,439,906
   Hilton Hotels Corp. ................................          United States            227,981             2,194,317
(a)Park Place Entertainment Corp. .....................          United States            277,200             3,465,000
   Starwood Hotels & Resorts Worldwide Inc. ...........          United States            248,700             5,844,450
                                                                                                             ----------
                                                                                                             13,943,673
                                                                                                             ----------
   MACHINERY & ENGINEERING .9%
   Invensys PLC .......................................         United Kingdom            725,652             3,905,201
                                                                                                             ----------
   MERCHANDISING 3.9%
(a)Federated Department Stores Inc. ...................          United States            121,200             6,128,175
   J.C. Penney Co. Inc. ...............................          United States            101,500             2,023,656
   May Department Stores Co. ..........................          United States             38,100             1,228,725
(a)Payless Shoesource Inc. ............................          United States             68,100             3,200,700
(a)Saks Inc. ..........................................          United States            182,300             2,837,044
   Sears, Roebuck & Co. ...............................          United States             75,000             2,282,813
                                                                                                             ----------
                                                                                                             17,701,113
                                                                                                             ----------
   MULTI-INDUSTRY 12.7%
(a)Alleghany Corp. ....................................          United States             15,658             2,904,559
(a)Berkshire-Hathaway Inc., A .........................          United States                 57             3,197,700
(a)Berkshire Hathaway Inc., B .........................          United States                 22                40,260
   Compagnie Financiere Richemont AG, Br., A ..........           Switzerland               1,301             3,104,427
   Compagnie Generale D'Industrie et de Participation .             France                 56,353             3,687,652
   Corporacion Financiera Alba SA .....................              Spain                132,400             4,526,632
   Investor AB, A .....................................             Sweden                658,360             9,366,439
   Investor AB, B .....................................             Sweden                636,600             8,982,011
   Kansas City Southern Industries Inc. ...............          United States             85,200             6,358,050
   Kinnevik AB, B .....................................             Sweden                 10,200               316,614
   Lagardere SCA ......................................             France                123,287             6,702,404
(a)Thermo Electron Corp. ..............................          United States            227,300             3,409,500
   TRW Inc. ...........................................          United States             77,000             3,999,188
   Williams PLC .......................................         United Kingdom            209,200               956,795
                                                                                                             ----------
                                                                                                             57,552,231
                                                                                                             ----------
(a)REAL ESTATE .4%
   Alexander's Inc. ...................................          United States              8,000               632,000
   Cadillac Fairview Corp. ............................             Canada                 43,000               990,317
(d)Security Capital European Realty ...................          United States             27,030               389,435
                                                                                                             ----------
                                                                                                              2,011,752
                                                                                                             ----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


  MUTUAL SHARES SECURITIES FUND                                     COUNTRY                 SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TELECOMMUNICATIONS 4.7%
   BCE Inc.  ..........................................             Canada                 33,150           $ 3,006,863
(a)General Motors Corp., H ............................          United States             10,000               960,000
   Telephone & Data Systems Inc. ......................          United States            114,300            14,401,800
   U.S. West Inc. .....................................          United States             28,400             2,044,800
(a)United States Cellular Corp. .......................          United States              8,300               837,781
                                                                                                            -----------
                                                                                                             21,251,244
                                                                                                            -----------
   TEXTILES & APPAREL .4%
   Liz Claiborne Inc. .................................          United States             45,600             1,715,700
                                                                                                            -----------
   TRANSPORTATION 2.2%
   Burlington Northern Santa Fe Corp. .................          United States             56,900             1,379,825
   Florida East Coast Industries Inc.  ................          United States            110,500             4,613,375
   Railtrack Group PLC ................................         United Kingdom            247,752             4,064,002
                                                                                                            -----------
                                                                                                             10,057,202
                                                                                                            -----------
   UTILITIES ELECTRICAL & GAS 1.3%
(a)MidAmerican Energy Holding Co. .....................          United States            132,900             4,477,069
   Veba AG ............................................             Germany                35,600             1,738,246
                                                                                                            -----------
                                                                                                              6,215,315
                                                                                                            -----------
   TOTAL COMMON STOCKS (COST $316,390,924) ............                                                     365,026,523
                                                                                                            ===========

                                                                                       PRINCIPAL
                                                                                        AMOUNT*
                                                                                      -----------
   CORPORATE BONDS AND NOTES 2.5%
   Abraxas Petroleum Corp., Series A, 11.50%,
      11/01/04 ........................................          United States         $  290,500               265,808
   Consorcio G Grupo Dina SA de CV, cvt., 8.00%,
      8/08/04 .........................................             Mexico              4,392,000             2,152,080
   Dictaphone Corp., Revolver .........................          United States            305,800               287,452
   Eurotunnel Finance Ltd.:
      Equity Note 12/31/03 ............................         United Kingdom            351,406  GBP          244,202
      Participating Loan Note, 4/30/40 ................         United Kingdom             58,000  GBP           39,368
   Eurotunnel PLC:
      12/31/18, Tier 2 ................................         United Kingdom          1,051,800  GBP        1,181,378
      12/31/25, Tier 3 ................................         United Kingdom            791,758  GBP          722,956
      12/31/50, Resettable Advance R5 .................         United Kingdom            342,767  GBP          185,573
      Stabilization Advance S8, Tier 1 ................         United Kingdom            220,793  GBP           85,638
      Stabilization Advance S8, Tier 2 ................         United Kingdom            178,767  GBP           57,781
   Eurotunnel SA:
      12/31/12, Tier 1 (Pibor) ........................             France                 46,223  EUR           36,529
      12/31/18, Tier 2 (Libor) ........................             France                441,192  EUR          306,476
      12/31/18, Tier 2 (Pibor) ........................             France                133,474  EUR           92,718
      12/31/25, Tier 3 (Pibor) ........................             France                242,272  EUR          135,368
      12/31/25, Tier 3 (Libor) ........................             France                518,574  EUR          289,750
      12/31/50, Resettable Advance R4 .................             France                297,824  EUR           98,945
      Stabilization Advance S6, Tier 1 (Pibor) ........             France                109,282  EUR           26,405
      Stabilization Advance S7, Tier 1 (Pibor) ........             France                 74,647  EUR           18,036
      Stabilization Advance S6, Tier 2 ................             France                154,538  EUR           31,116
(a)Golden Books Publishing, 7.65%, 9/15/02 ............          United States            230,000                98,900
   HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 .......         United Kingdom          1,235,000               802,750
   Imperial Credit Capital Trust I, B, 10.25%, 6/15/02           United States            450,000               364,500
   MFN Financial Corp.:
      Series A, 10.00%, 3/23/01 .......................          United States            159,027               153,461
      Series B, FRN, 10.676%, 3/23/01 .................          United States            279,024               270,650
   Rite Aid Corp.:
      7.125%, 1/15/07 .................................          United States            185,000               136,900
      144A, 6.125%, 12/15/08 ..........................          United States             45,000                31,950
      6.875%, 8/15/13 .................................          United States             55,000                36,850
   Security Capital US Realty, cvt., 144A, 2.00%,
      5/22/03 .........................................          United States          1,053,000               782,511

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                          PRINCIPAL
  MUTUAL SHARES SECURITIES FUND                                     COUNTRY                AMOUNT*              VALUE
-------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS AND NOTES (CONT.)
    SFC New Holdings Inc., PIK, 13.25%, 8/15/03 ........           United States       $ 1,182,000            $  851,040
    Southwest Royalties Inc., B, 10.50%, 10/15/04 ......           United States         1,680,000               898,800
    TFM SA de CV:
      senior disc. note, zero cpn.  ...................              Mexico               800,000               514,000
      10.25%, 6/15/07 .................................              Mexico               250,000               237,500
    Tribasa Toll Road Trust I:
       10.50%, 12/01/11 ...............................              Mexico                54,079                21,632
       144A, 10.50%, 12/01/11 .........................              Mexico               162,237                64,895
                                                                                                             ----------
    TOTAL CORPORATE BONDS AND NOTES
     (COST $12,099,827) ...............................                                                      11,523,918
                                                                                                             ----------
(a) BONDS AND NOTES IN REORGANIZATION 3.7%
    Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11            United States            45,000                17,100
    Altos Hornos de Mexico SA:
      cvt., 5.50%, 12/15/01 ...........................              Mexico                20,000                 6,800
      Series A, 11.375%, 4/30/02 ......................              Mexico                95,000                37,525
      Series B, 11.875%, 4/30/04 ......................              Mexico                60,000                23,700
      Tranche A, Term Loan ............................           United States           117,181                49,216
    APS Inc., Tranche B ................................           United States         1,615,708               234,278
    Brunos Inc.:
      Revolver ........................................           United States           201,200               118,708
      Tranche A, Term Loan ............................           United States           379,200               223,728
      Tranche B, Term Loan ............................           United States           345,100               203,609
    Crown Leasing, Bank Claim ..........................               Japan            87,565,976 JPY            59,300
    Decision One Corp.:
      Revolver ........................................           United States           314,391               140,690
      Tranche A, Term Loan ............................           United States         1,068,539               478,171
      Tranche B, Term Loan ............................           United States           496,840               222,336
    Dow Corning Corp.:
      9.38%, 2/01/08 ..................................           United States           550,000               792,000
      Bank Debt #1 ....................................           United States           100,000               137,500
    Harnischfeger Industries Inc.:
      8.90%, 3/01/22 ..................................           United States           370,000               140,600
      8.70%, 6/15/22 ..................................           United States           260,000                98,800
      7.25%, 12/15/25 .................................           United States           665,000               252,700
      6.875%, 2/15/27 .................................           United States           353,000               134,140
    Integrated Health Services Inc.:
      Revolver ........................................           United States           405,000               186,300
      Tranche B, Term Loan ............................           United States           515,265               237,022
      Tranche C, Term Loan ............................           United States           355,083               163,338
    Koninklijke Ned Vlieg Fokker NV, Trade Claim .......            Netherlands            550,119 EUR           160,610
    Loewen Group Inc., Series 5, 6.10%, 10/01/02 .......              Canada               336,000 CAD           111,543
    Loewen Group International Inc.:
      Series 3, 7.50%, 4/15/01 ........................              Canada               290,000               142,100
      Series 3, 7.75%, 10/15/01 .......................              Canada               220,000               107,800
      Series 2, 8.25%, 4/15/03 ........................              Canada               225,000               110,250
      Series 6, 7.20%, 6/01/03 ........................              Canada             1,685,000               842,500
      Series 4, 8.25%, 10/15/03 .......................              Canada               385,000               188,650
      Series 7, 7.60%, 6/01/08 ........................              Canada             1,290,000               645,000
      Revolver ........................................           United States           126,691                67,146
      144A, 6.70%, 10/01/99 ...........................              Canada               895,000               438,550
    Mariner Post-Acute Network Inc.:
      Revolver ........................................           United States            67,000                21,440
      Tranche A, Term Loan ............................           United States            98,928                31,657
      Tranche B, Term Loan ............................           United States            83,414                26,693
      Tranche C, Term Loan ............................           United States            41,241                13,197
    Nippon Credit Bank Ltd., Bank Claim ................               Japan            44,574,201 JPY            69,699
    Nippon Total Finance, Bank Claim ...................               Japan            45,189,925 JPY            26,307
    Paging Network Inc., Revolver A ....................           United States         1,764,000             1,499,401

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                         PRINCIPAL
  MUTUAL SHARES SECURITIES FUND                                     COUNTRY               AMOUNT*               VALUE
--------------------------------------------------------------------------------------------------------------------------------
 (a) BONDS AND NOTES IN REORGANIZATION (CONT.)
     Peregrine Investments Holdings Ltd.,
         zero coupon., 1/28/98                                    Hong Kong           $ 5,000,000 JPY       $     7,095
     Philip Services Corp.:
     Revolver Canadian Operating .......................             Canada                345,533 CAD           138,213
     Revolver Canadian Operating, fgn. .................             Canada                  9,144                 3,658
     Revolver Tranche 1 ................................          United States            319,116               127,638
     Revolver Tranche 2 ................................          United States            324,548               129,819
     Revolver Tranche 3 ................................          United States            148,249                59,300
     PIV Investment Finance (Cayman)
         Ltd., cvt., 4.50%, 12/01/01 ..................            Hong Kong           12,060,000             2,773,800
     Port Seattle Wash Rev Ref-Beloit Proj., 6.00%,
         12/01/17 .....................................          United States             20,000                 7,600
     Pratama Datakom Asia BV:
        144A, 12.75%, 7/15/05..........................            Indonesia              665,000               119,700
        Reg S, 12.75%, 7/15/05 ........................            Indonesia              140,000                25,200
     United Companies Financial Corp., Revolver ........          United States          2,351,700             1,881,360
     Vencor Inc.:
        9.875%, 5/01/05 ...............................          United States          1,635,000               339,263
        Revolver ......................................          United States            298,734               195,671
        Term Loan A ...................................          United States          1,227,205               803,819
        Term Loan B ...................................          United States            738,496               483,715
        Tranche A, Term Loan 3/07/00 ..................          United States            183,352               181,518
        Tranche B, Term Loan 3/07/00 ..................          United States             62,500                61,875
     Ventas Inc.:
       Tranche A, Bridge Loan .........................          United States            265,066               239,885
       Tranche B, Revolver ............................          United States            249,932               226,189
       Tranche C, Term Loan A .........................          United States            256,310               231,960
       Tranche D, Term Loan B .........................          United States            182,375               168,697
                                                                                                            ------------
     TOTAL BONDS AND NOTES IN REORGANIZATION
         (COST $15,908,414) ...........................                                                       16,666,079
                                                                                                            ------------
     SHORT TERM INVESTMENTS 11.9%
     Fannie Mae, 5.18% to 5.60%, with maturities
         to 5/25/00 ...................................          United States         20,400,000             20,105,834
     Federal Home Loan Bank, 5.49% to 5.55%,
         with maturities to 5/17/00 ...................          United States         14,000,000             13,793,661
     Federal Home Loan Mortgage Corp., 5.10% to 5.52%,
         with maturities to 4/07/00 ...................          United States         20,329,000             20,211,374
                                                                                                            ------------
     TOTAL SHORT TERM INVESTMENTS
         (COST $54,089,215) ...........................                                                       54,110,869
                                                                                                            ------------
     TOTAL INVESTMENTS (COST $398,488,380) 98.5% .......                                                      447,327,389
     NET EQUITY IN FORWARD CONTRACTS .3% ...............                                                        1,179,517
     SECURITIES SOLD SHORT (2.3%) ......................                                                      (10,521,527)
     OTHER ASSETS, LESS LIABILITIES 3.5% ...............                                                       16,009,215
                                                                                                            ------------
     TOTAL NET ASSETS 100.0% ...........................                                                     $453,994,594
                                                                                                            ============

(j)SECURITIES SOLD SHORT
   ISSUER                                                      COUNTRY                 SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------
   BP Amoco PLC, ADR ...............................         United Kingdom             45,400           $ 2,692,788
   Dow Chemical Co.  ...............................          United States             23,567             3,149,140
(a)DST Systems Inc. ................................          United States              6,300               480,769
   Golden Books Entertainment Inc. .................          United States              3,250                13,000
   Motorola Inc.  ..................................          United States             15,000             2,208,750
   Nortel Networks Corp. ...........................             Canada                 19,600             1,977,080
                                                                                                        -----------
   TOTAL SECURITIES SOLD SHORT
      (PROCEEDS $8,791,377) ........................                                                    $10,521,527
                                                                                                        ===========

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                         VALUE AT            UNREALIZED
  MUTUAL SHARES SECURITIES FUND                         COUNTRY         SHARES          12/31/1999           GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------------------
(k) CONTRACTS FOR DIFFERENCES
    ISSUER
    BP Amoco PLC, cfd. 5.18 ..................      United Kingdom      27,200           $ 274,079           $ (46,432)
    BP Amoco PLC, cfd. 5.47 ..................      United Kingdom      11,000             110,841             (13,555)
    BP Amoco PLC, cfd. 5.565 .................      United Kingdom       8,900              89,680              (9,637)
    BP Amoco PLC, cfd. 5.65 ..................      United Kingdom      20,400             205,559             (19,300)
    BP Amoco PLC, cfd. 5.71 ..................      United Kingdom       5,900              59,451              (5,006)
    BP Amoco PLC, cfd. 6.23317 ...............      United Kingdom      21,600             217,651                 (63)
    BP Amoco PLC, cfd. 6.24797 ...............      United Kingdom      16,000             161,223                  336
                                                                                       ----------           ----------
    TOTAL CONTRACTS FOR DIFFERENCES ..........                                          $1,118,484           $ (93,657)
                                                                                       ==========           ==========

See glossary of currency abbreviations on page 157.

*Securities traded in U.S. dollars unless otherwise indicated.
(a) Non-income producing.
(d) See Note 8 regarding restricted securities.
(j) See Note 1(f) regarding securities sold short.
(k) See Note 1(d) regarding contract for differences.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                         SHARES/
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                          RIGHTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 99.2%

     ARGENTINA 6.7%
     Banco de Galicia y Buenos Aires SA de CV, B ............      Banking                                 13,789      $    68,541
     Banco Frances SA .......................................      Banking                                  1,290           10,192
(a)  Capex SA, A ............................................      Utilities Electrical & Gas              44,674          252,443
(a)  Molinos Rio de la Plata SA, B ..........................      Food & Household Products            1,318,303        3,243,479
     Perez Companc SA, B ....................................      Energy Sources                         370,495        1,897,200
     Quilmes Industrial SA, ADR, pfd. .......................      Beverages & Tobacco                    146,900        1,753,619
     Telecom Argentina Stet-France Telecom SA, ADR ..........      Telecommunications                      86,033        2,946,630
     Telefonica de Argentina SA, ADR ........................      Telecommunications                      81,710        2,522,796
                                                                                                                        ----------
                                                                                                                        12,694,900
                                                                                                                        ----------
     AUSTRIA 1.6%
     Austria Tabak AG .......................................      Beverages & Tobacco                      6,400          309,272
     Bank Austria AG ........................................      Banking                                 31,410        1,770,825
     OMV AG .................................................      Energy Sources                          10,615        1,031,257
                                                                                                                        ----------
                                                                                                                         3,111,354
                                                                                                                        ----------
     BRAZIL 13.1%
     Aracruz Celulose SA, ADR ...............................      Forest Products & Paper                 76,400        2,005,500
     Banco Bradesco SA, pfd. ................................      Banking                             50,413,150          395,436
(a)  Banco Bradesco SA, pfd., rts., 2/09/00 .................      Banking                              3,273,532           12,993
     Banco do Brasil SA .....................................      Banking                             58,939,976          274,064
     Brasmotor SA, pfd. .....................................      Multi-Industry                       3,246,000          455,141
     Centrais Eletricas Brasileiras SA (Electrobras), B, pfd.      Utilities Electrical & Gas         244,274,000         5,827,960
     Cia Cervejaria Brahma, pfd. ............................      Beverages & Tobacco                    512,000          374,116
     Cia Energetica de Minas Gerais, pfd. ...................      Utilities Electrical & Gas          30,683,000           687,883
     Cia Vale do Rio Doce, A, pfd. ..........................      Metals & Mining                         84,550        2,340,161
     Copene-Petroquimica do Nordeste SA, A, pfd. ............      Chemicals                            2,481,700          821,509
     Duratex SA, pfd. .......................................      Forest Products & Paper             49,306,800        1,542,117
     Embratel Participacoes SA, pfd. ........................      Telecommunications                  22,367,000          575,735
     Investimentos Itau SA ..................................      Multi-Industry                          89,527           89,205
     Investimentos Itau SA, pfd. ............................      Multi-Industry                       1,935,200        2,003,224
(a)  Mannesmann SA ..........................................      Machinery & Engineering                757,500           52,415
     Petroleo Brasileiro SA, pfd. ...........................      Energy Sources                       1,212,000          308,619
     Tele Centro Sul Participacoes SA, pfd. .................      Telecommunications                 102,313,000        1,868,423
     Tele Norte Leste Participacoes SA, pfd. ................      Telecommunications                  62,911,000        1,689,003
     Tele Sudeste Celular Participacoes SA, pfd. ............      Telecommunications                 107,795,000          796,603
     Telecomunicacoes de Sao Paulo SA, pfd., ADR ............      Telecommunications                      59,400        1,451,588
     Telesp Celular Participacoes SA, pfd. ..................      Telecommunications                   8,709,000          154,270
     Unibanco Uniao de Bancos Brasileiros SA, GDR ...........      Banking                                 34,778        1,047,687
                                                                                                                        ----------
                                                                                                                        24,773,652
                                                                                                                        ----------
     CHILE 2.5%
     Cia de Telecomunicaciones de Chile SA, ADR .............      Telecommunications                     130,200        2,376,150
     Empresa Nacional de Electricidad SA, ADR ...............      Electrical & Electronics               103,940        1,474,649
     Enersis SA, ADR ........................................      Utilities Electrical & Gas              34,791          817,589
                                                                                                                        ----------
                                                                                                                         4,668,388
                                                                                                                        ----------
     CHINA .2%
     Shandong Huaneng Power Development Co. Ltd., ADR .......      Utilities Electrical & Gas              96,500          416,156
                                                                                                                        ----------
     COLOMBIA .8%
     Bavaria SA .............................................      Beverages & Tobacco                    202,807          886,943
     Cementos Argos SA ......................................      Building Materials & Components        255,000          652,800
                                                                                                                        ----------
                                                                                                                         1,539,743
                                                                                                                        ----------
(a)  CZECH REPUBLIC 2.4%
     CEZ AS .................................................      Utilities Electrical & Gas           1,408,880        3,482,359
     Cesky Telecom AS .......................................      Telecommunications                      62,910        1,015,556
                                                                                                                        ----------
                                                                                                                         4,497,915
                                                                                                                        ----------


132

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                    SHARES/
 TEMPLETON DEVELOPING MARKETS EQUITY FUND                   INDUSTRY                                 RIGHTS                VALUE
---------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
     EGYPT
     Commercial International Bank Ltd. ..............       Banking                                      800         $    11,686
                                                                                                                      -----------
     HONG KONG 5.1%
     Cheung Kong Holdings Ltd. .......................       Multi-Industry                           294,000           3,734,804
     Citic Pacific Ltd. ..............................       Multi-Industry                           458,000           1,723,355
     Dairy Farm International Holdings Ltd. ..........       Merchandising                             35,700              32,130
     Hang Lung Development Co. Ltd. ..................       Real Estate                              716,000             810,549
     Hong Kong Land Holdings Ltd. ....................       Real Estate                               90,800             134,384
     HSBC Holdings PLC ...............................       Banking                                   83,325           1,168,383
     Hutchison Whampoa Ltd. ..........................       Multi-Industry                            59,000             857,657
     Jardine Matheson Holdings Ltd. ..................       Multi-Industry                           117,257             461,993
     New World Development Co. Ltd. ..................       Real Estate                              215,632             485,439
     Shangri-La Asia Ltd. ............................       Leisure & Tourism                        180,783             206,981
                                                                                                                      -----------
                                                                                                                        9,615,675
                                                                                                                      -----------
     HUNGARY 2.4%
     Borsodchem RT ...................................       Chemicals                                 29,330           1,200,338
     Gedeon Richter Ltd. .............................       Health & Personal Care                    14,080             925,305
     Mol Magyar Olay-Es Gazipari RT ..................       Energy Sources                            46,000             954,923
     OTP Bank ........................................       Banking                                    7,840             458,651
     Tiszai Vegyi Kombinat RT ........................       Chemicals                                 54,051           1,030,154
                                                                                                                      -----------
                                                                                                                        4,569,371
                                                                                                                      -----------
     INDIA .3%
(a)  ICICI Ltd., ADR .................................       Financial Services                         2,100              29,138
(a)  Mahanagar Telephone Nigam Ltd. ..................       Telecommunications                        38,000             168,598
(a)  NIIT Ltd. .......................................       Data Processing & Reproduction               380              28,963
     Reliance Industries Ltd. ........................       Chemicals                                 77,500             416,362
                                                                                                                      -----------
                                                                                                                          643,061
                                                                                                                      -----------
     INDONESIA 5.7%
(a)  Asia Pulp & Paper Co. Ltd., ADR .................       Forest Products & Paper                   93,560             736,785
     PT Gudang Garamm ................................       Beverages & Tobacco                      215,000             578,462
(a)  PT Indah Kiat Pulp & Paper Corp. ................       Forest Products & Paper                4,661,000           1,834,383
(a)  PT Indocement Tunggal Prakarsa ..................       Building Materials & Components        1,408,500             624,880
(a)  PT Indofoods Sukses Makmurr .....................       Food & Household Products                549,020             687,503
     PT Indosat ......................................       Telecommunications                       324,000             723,349
     PT Semen Gresik (Persero) .......................       Building Materials & Components          279,117             442,393
     PT Tambang Timah ................................       Metals & Mining                          864,000             602,791
     PT Telekomunikasi Indonesia (Persero), B ........       Telecommunications                     6,976,760           3,968,890
(a)  PT Tjiwi Kimia ..................................       Forest Products & Paper                1,520,926             495,185
                                                                                                                      -----------
                                                                                                                       10,694,621
                                                                                                                      -----------
     ISRAEL .4%
     Discount Investment Corp. .......................       Financial Services                           400              20,314
(a)  Formula Systems Ltd. ............................       Data Processing & Reproduction             7,280             306,984
     Koor Industries Ltd. ............................       Multi-Industry                             2,386             238,324
     Teva Pharmaceutical Industries Ltd., ADR ........       Health & Personal Care                     2,350             168,466
                                                                                                                      -----------
                                                                                                                          734,088
                                                                                                                      -----------
     MALAYSIA .1%
     Resorts World Berhad ............................       Leisure & Tourism                         41,000             117,605
                                                                                                                      -----------
     MEXICO 15.1%
     Cemex SA ........................................       Building Materials & Components        1,556,291           8,705,374
(a)  Cifra SA de CV, V ...............................       Merchandising                            140,000             280,739
     Coca Cola Femsa SA de CV, L, ADR ................       Beverages & Tobacco                        6,650             116,791
(a)  DESC SA de CV DESC, B ...........................       Multi-Industry                           167,670             138,029
     Fomento Economico Mexicano SA de CV Femsa .......       Beverages & Tobacco                        4,000             178,000
(a)  Grupo Carso SA de CV ............................       Multi-Industry                            16,500              82,195

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                  SHARES/
 TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                     RIGHTS                VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    MEXICO (CONT.)
(a) Grupo Financiero Banamex Accival SA de CV ..........        Banking                             1,224,885       $  4,912,468
(a) Grupo Financiero Bancomer SA de CV .................        Banking                               233,500             97,589
    Panamerican Beverages Inc., A ......................        Food & Household Products                 200              4,113
    Telefonos de Mexico SA (Telmex), ADR ...............        Telecommunications                    116,200         13,072,500
    Tubos de Acero de Mexico SA ........................        Machinery & Engineering                   100              1,318
    Vitro SA de CV, A ..................................        Food & Household Products             577,349          1,090,717
                                                                                                                    ------------
                                                                                                                      28,679,833
                                                                                                                    ------------
    PAKISTAN .2%
    Pakistan Telecommunications Corp., A ...............        Telecommunications                  1,098,000            459,840
                                                                                                                    ------------
    PERU .5%
    Telefonica del Peru SA, ADR ........................        Telecommunications                     75,400          1,008,475
                                                                                                                    ------------
    PHILIPPINES 1.3%
    Philippine Long Distance Telephone Co., ADR ........        Telecommunications                     68,200          1,764,675
(a) Philippine National Bank ...........................        Banking                                 2,160              5,092
    San Miguel Corp., B ................................        Food & Household Products             465,100            657,834
                                                                                                                    ------------
                                                                                                                       2,427,601
                                                                                                                    ------------
    POLAND 1.5%
    Bank Slaski SA W Katowicach ........................        Banking                                 3,600            244,643
    Prokom Software SA .................................        Data Processing & Reproduction          6,100            188,827
    Telekomunikacja Polska SA ..........................        Telecommunications                    224,401          1,470,681
    Warta SA ...........................................        Insurance                              28,395            817,172
                                                                                                                    ------------
                                                                                                                       2,721,323
                                                                                                                    ------------
    RUSSIA .8%
    GAZ Auto Works .....................................        Automobiles                             1,310             45,850
    Irkutskenergo ......................................        Utilities Electrical & Gas            395,550             39,555
    Lukoil Holdings, ADR ...............................        Energy Sources                          8,240            428,480
(a) Mosenergo ..........................................        Utilities Electrical & Gas             19,900             51,388
(a) Rostelecom, ADR ....................................        Telecommunications                     22,720            383,400
    Unified Energy Systems .............................        Utilities Electrical & Gas            610,600             73,272
    Unified Energy Systems, ADR ........................        Utilities Electrical & Gas             10,800            121,662
(a) Vimpel Communications, ADR .........................        Telecommunications                      9,655            430,854
                                                                                                                    ------------
                                                                                                                       1,574,461
                                                                                                                    ------------
    SINGAPORE 8.2%
    City Developments Ltd. .............................        Real Estate                           205,500          1,203,017
    Creative Technology Ltd. ...........................        Electrical & Electronics                2,300             41,705
    Cycle & Carriage Ltd. ..............................        Automobiles                            13,000             40,198
    DBS Group Holdings Ltd. ............................        Banking                                18,978            311,077
    First Capital Corp. Ltd. ...........................        Real Estate                           247,000            329,234
    Fraser and Neave Ltd. ..............................        Beverages & Tobacco                   402,000          1,484,419
    Jurong Shipyard Ltd. ...............................        Machinery & Engineering               223,000          1,118,013
    Keppel Corp., Ltd. .................................        Transportation                        628,000          1,643,999
    Natsteel Ltd. ......................................        Metals & Mining                       955,000          1,903,693
    Oversea Chinese Banking Corp. Ltd., fgn. ...........        Banking                               207,900          1,909,859
    Overseas Union Enterprise Ltd. .....................        Leisure & Tourism                     173,400            583,032
    Sembcorp Industries Ltd. ...........................        Multi-Industry                        889,769          1,212,714
    Singapore Telecommunications Ltd. ..................        Telecommunications                    158,000            326,340
    United Industrial Corporation Ltd. .................        Multi-Industry                      1,301,000            734,278
    United Overseas Bank Ltd., fgn. ....................        Banking                               305,184          2,693,608
                                                                                                                    ------------
                                                                                                                      15,535,186
                                                                                                                    ------------
    SLOVAK REPUBLIC .3%
    Nafta Gbely AS .....................................        Utilities Electrical & Gas              4,800             41,229
(a) Slovnaft AS ........................................        Chemicals                              28,010            398,761
(a) Vychodoslovenske Zeleziarne AS .....................        Metals & Mining                         8,400             28,701
                                                                                                                    ------------
                                                                                                                         468,691
                                                                                                                    ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                          SHARES/
 TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                             RIGHTS         VALUE
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
   SOUTH AFRICA 13.5%
   Anglo American PLC .....................................      Metals & Mining                           70,895     $ 4,572,756
   Barlow Ltd. ............................................      Multi-Industry                           325,800       2,344,913
   BOE Ltd. ...............................................      Financial Services                       378,000         368,481
   CG Smith Ltd. ..........................................      Multi-Industry                           703,200       2,827,652
   Comparex Holdings Ltd. .................................      Data Processing & Reproduction            10,500          73,526
   De Beers Centenary AG ..................................      Misc Materials & Commodities              32,140         934,697
   Firstrand Ltd. .........................................      Insurance                                188,000         268,790
   Iscor Ltd. .............................................      Metals & Mining                          389,851       1,475,797
   Johnnies Industrial Corporation Ltd. ...................      Multi-Industry                            41,700         487,799
   Liberty Life Association of Africa Ltd. ................      Insurance                                109,070       1,258,165
   Palabora Mining Co. Ltd. ...............................      Metals & Mining                           77,500         563,465
   Rembrandt Group Ltd. ...................................      Multi-Industry                           158,170       1,505,891
   Sanlam Ltd. ............................................      Financial Services                         4,200           5,868
   Sappi Ltd. .............................................      Forest Products & Paper                  148,151       1,463,457
   Sasol Ltd. .............................................      Energy Sources                           373,800       3,103,360
   South African Breweries PLC ............................      Beverages & Tobacco                      326,344       3,319,112
   Standard Bank Investment Corp. Ltd. ....................      Financial Services                        64,532         267,880
   Tongaat-Hulett Group Ltd. ..............................      Multi-Industry                            82,543         697,358
                                                                                                                     ------------
                                                                                                                       25,538,967
                                                                                                                     ------------
   SOUTH KOREA 4.2%
   Hana Bank ..............................................      Banking                                   77,564         604,528
   Korea Electric Power Corp. .............................      Utilities Electrical & Gas                77,100       2,390,066
   Samsung Display Devices Ltd. ...........................      Electrical & Electronics                  23,686         984,570
   Samsung Electronics Co. Ltd. ...........................      Electrical & Electronics                  13,311       3,118,209
(a)Samsung Heavy Industries Co. Ltd. ......................      Machinery & Engineering                  190,502         921,053
                                                                                                                     ------------
                                                                                                                        8,018,426
                                                                                                                     ------------
   TAIWAN .3%
   Mitac International Corp. ..............................      Data Processing & Reproduction            74,000         113,411
(a)Silicon Integrated Systems Co. Ltd. ....................      Electrical & Electronics                  38,000         128,342
(a)Siliconware Precision Industries Co. Ltd. ..............      Electronic Components & Instruments      112,000         285,487
(a)Sunplus Technology Company Ltd. ........................      Electrical & Electronics                   9,000          43,014
                                                                                                                     ------------
                                                                                                                          570,254
                                                                                                                     ------------
   THAILAND 5.8%
   Advanced Info Service Public Co. Ltd., fgn .............      Telecommunications                        40,200         676,962
   American Standard Sanitaryware Public Co. Ltd., fgn ....      Building Materials & Components           24,500         130,562
(a)Bangkok Bank Public Co. Ltd. ...........................      Banking                                  265,400         431,372
(a)Bangkok Bank Public Co. Ltd., fgn ......................      Banking                                    6,300          15,947
   BEC World Public Co Ltd., fgn ..........................      Telecommunications                        10,800          76,547
(a)Charoen Pokphand Feedmill Public Co. Ltd., fgn .........      Food & Household Products                547,350       1,604,277
(a)Hana Microelectronics Co. Ltd., fgn ....................      Electrical & Electronics                 142,400         690,562
(a)Land and House Public Co. Ltd., fgn ....................      Real Estate                               97,493          92,869
(a)Shin Corporations Public Company Ltd., fgn .............      Electrical & Electronics                  58,600         555,865
(a)Siam Cement Public Co. Ltd. ............................      Building Materials & Components           52,350       1,032,214
   Siam Cement Public Co. Ltd., fgn .......................      Building Materials & Components           11,350         378,636
(a)Siam Commercial Bank, 5.25%, 144A, cvt. pfd., fgn ......      Banking                                  331,000         405,702
   Siam Makro Public Company Ltd., fgn ....................      Merchandising                            360,000         508,393
(a)Telecomasia Corp. Public Co. Ltd., fgn .................      Telecommunications                       199,500         260,472
(a)Thai Airways International Public Co. Ltd., fgn ........      Transportation                           396,700         602,502
(a)Thai Farmers Bank Public Co. Ltd., fgn .................      Banking                                  819,600       1,375,825
(a)Total Access Communication Public Co. Ltd. .............      Telecommunications                       420,800       1,657,952
(a)United Communications Industries, fgn ..................      Telecommunications                       467,700         467,326
                                                                                                                     ------------
                                                                                                                       10,963,985
                                                                                                                     ------------

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

 TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                             RIGHTS         VALUE
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
   TURKEY 4.5%
   Akbank .................................................      Banking                            227,162,112      $  6,700,949
   Arcelik AS, Br .........................................      Appliances & Household Durables     20,490,799         1,341,115
(a)Dogan Sirketler Grubu Holding AS .......................      Multi-Industry                      17,953,000           529,587
   Yapi Ve Kredi Bankasi AS ...............................      Banking                                686,000            21,185
                                                                                                                     ------------
                                                                                                                        8,592,836
                                                                                                                     ------------
   VENEZUELA 1.7%
   Compania Anonima Nacional Telefonos de Venezuela, ADR ..      Telecommunications                      51,050         1,257,105
   Electricidad de Caracas Saica Saca, ADR ................      Utilities Electrical & Gas              96,828         1,529,845
   Mavesa SA, ADR .........................................      Food & Household Products              156,900           480,506
                                                                                                                     ------------
                                                                                                                        3,267,456
                                                                                                                     ------------
   TOTAL LONG TERM INVESTMENTS (COST $147,089,731) 99.2% ..                                                           187,915,549
   OTHER ASSETS, LESS LIABILITIES .8% .....................                                                             1,459,817
                                                                                                                     ------------
   TOTAL NET ASSETS 100.0% ................................                                                          $189,375,366
                                                                                                                     ============

(a) Non-income producing

                        See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                       SHARES/
   TEMPLETON GLOBAL ASSET ALLOCATION FUND                                   COUNTRY                    WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 68.2%
   AEROSPACE & MILITARY TECHNOLOGY 3.3%
   Alvis PLC .................................................            United Kingdom               140,990         $  284,819
   BAE Systems PLC ...........................................            United Kingdom                32,245            213,396
   Hong Kong Aircraft Engineering Co. Ltd. ...................              Hong Kong                  363,200            602,725
   Raytheon Co., A ...........................................            United States                 21,775            540,292
   Rolls-Royce PLC ...........................................            United Kingdom               121,085            417,791
                                                                                                                       ----------
                                                                                                                        2,059,023
                                                                                                                       ----------
   APPLIANCES & HOUSEHOLD DURABLES .9%
   Laox Co. Ltd. .............................................                Japan                     70,000            548,711
                                                                                                                       ----------
   AUTOMOBILES .3%
   General Motors Corp. ......................................            United States                  2,700            196,256
                                                                                                                       ----------
(a)BANKING 2.0%
   Banca Nazionale del Lavoro SpA ............................                Italy                    225,160            748,040
   Bangkok Bank Public Co. Ltd., fgn .........................               Thailand                  193,400            489,555
                                                                                                                       ----------
                                                                                                                        1,237,595
                                                                                                                       ----------
   BROADCASTING & PUBLISHING 1.7%
(a)Gartner Group Inc., B .....................................            United States                 32,650            450,978
   Wolters Kluwer NV .........................................             Netherlands                  18,150            613,953
                                                                                                                       ----------
                                                                                                                        1,064,931
                                                                                                                       ----------
   BUILDING MATERIALS & COMPONENTS 1.6%
   Caradon PLC ...............................................            United Kingdom               300,952            758,739
   Gujarat Ambuja Cements Ltd. ...............................                India                        400              2,998
   Gujarat Ambuja Cements Ltd., GDR, 144A ....................                India                     29,200            224,110
                                                                                                                       ----------
                                                                                                                          985,847
                                                                                                                       ----------
   BUSINESS & PUBLIC SERVICES .9%
   Columbia/HCA Healthcare Corp. .............................            United States                 13,600            398,650
(a)Humana Inc. ...............................................            United States                 18,200            149,012
                                                                                                                       ----------
                                                                                                                          547,662
                                                                                                                       ----------
   CHEMICALS 3.1%
   Akzo Nobel NV .............................................             Netherlands                  18,095            907,209
   BASF AG ...................................................               Germany                    17,150            896,089
   Shanghai Petrochemical Co. Ltd., H ........................                China                    834,000            130,891
                                                                                                                       ----------
                                                                                                                        1,934,189
                                                                                                                       ----------
   DATA PROCESSING & REPRODUCTION 2.1%
(a)3Com Corp. ................................................            United States                 19,310            907,570
   Compaq Computer Corp. .....................................            United States                 13,020            352,354
                                                                                                                       ----------
                                                                                                                        1,259,924
                                                                                                                       ----------
   ELECTRICAL & ELECTRONICS 5.4%
   Alcatel SA ................................................                France                     2,230            511,870
   Koninklijke Philips Electronics NV ........................             Netherlands                   7,896          1,073,150
   Marconi PLC ...............................................            United Kingdom                63,620          1,124,817
   Motorola Inc. .............................................            United States                  4,310            634,648
                                                                                                                       ----------
                                                                                                                        3,344,485
                                                                                                                       ----------
(a)ELECTRONIC COMPONENTS & INSTRUMENTS .5%
   Agilent Technologies Inc. .................................            United States                  4,000            309,250
                                                                                                                       ----------
   ENERGY EQUIPMENT & SERVICES .7%
   Sunoco Inc. ...............................................            United States                 17,500            411,250
                                                                                                                       ----------
   ENERGY SOURCES 2.6%
(a)Gazprom OAO, ADR, Reg S ...................................                Russia                    14,201            120,353
   Lasmo PLC .................................................            United Kingdom               197,410            378,058
   MOL Magyar Olay-Es Gazipari RT, GDS, 144A .................               Hungary                    12,107            250,615

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                    SHARES/
   TEMPLETON GLOBAL ASSET ALLOCATION FUND                                   COUNTRY                 WARRANTS            VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   ENERGY SOURCES (CONT.)
   Repsol SA .......................................................              Spain                24,000          $  556,207
   Societe Elf Aquitaine SA, Br. ...................................              France                1,805             278,028
                                                                                                                       ----------
                                                                                                                        1,583,261
                                                                                                                       ----------
   FINANCIAL SERVICES 4.4%
   AXA SA ..........................................................              France                5,051             703,774
   ING Groep NV ....................................................           Netherlands             13,586             819,838
   Nomura Securities Co. Ltd. ......................................              Japan                45,000             812,497
(a)Old Mutual PLC ..................................................           South Africa           132,000             350,922
                                                                                                                       ----------
                                                                                                                        2,687,031
                                                                                                                       ----------
   FOREST PRODUCTS & PAPER .6%
   Mo Och Domsjoe AB, B ............................................              Sweden                9,575             345,623
                                                                                                                       ----------
   HEALTH & PERSONAL CARE 1.9%
   Aetna Inc. ......................................................          United States             7,190             401,292
   Aventis SA ......................................................              France               13,550             787,109
                                                                                                                       ----------
                                                                                                                        1,188,401
                                                                                                                       ----------
   INDUSTRIAL COMPONENTS .5%
   Goodyear Tire & Rubber Co. ......................................          United States             3,600             101,475
   Madeco Manufacturera de Cobre SA, ADR ...........................              Chile                18,685             207,871
                                                                                                                       ----------
                                                                                                                          309,346
                                                                                                                       ----------
   INSURANCE 5.2%
   Ace Ltd. ........................................................             Bermuda               25,200             420,525
   Partnerre Ltd. ..................................................             Bermuda               17,500             567,656
   ReliaStar Financial Corp. .......................................          United States            18,310             717,523
   Scor ............................................................              France                9,470             417,584
   Unumprovident Corp. .............................................          United States            18,530             594,118
   Zurich Allied AG ................................................           Switzerland                800             456,138
                                                                                                                       ----------
                                                                                                                        3,173,544
                                                                                                                       ----------
   LEISURE & TOURISM .6%
   Mandarin Oriental International Ltd. ............................            Hong Kong             524,000             366,800
                                                                                                                       ----------
   MACHINERY & ENGINEERING 3.4%
   Invensys PLC ....................................................          United Kingdom          189,439           1,019,493
   Makita Corp. ....................................................              Japan                59,000             531,193
   Mckechnie Group PLC .............................................          United Kingdom          101,800             552,787
                                                                                                                       ----------
                                                                                                                        2,103,473
                                                                                                                       ----------
   MERCHANDISING 2.2%
   Best Denki Co. Ltd. .............................................              Japan                66,000             620,052
   David Jones Ltd. ................................................            Australia             345,909             313,383
   J.C. Penney Co. Inc. ............................................          United States             8,800             175,450
   Marks & Spencer PLC .............................................          United Kingdom           57,370             272,817
                                                                                                                       ----------
                                                                                                                        1,381,702
                                                                                                                       ----------
   METALS & MINING 4.2%
   Anglo American Platinum Corp. Ltd. ..............................           South Africa               402              12,213
   Barrick Gold Corp. ..............................................              Canada               37,200             662,494
   Companhia Siderurgica Nacional Sid Nacional CSN .................              Brazil           16,300,000             631,608
   Companhia Siderurgica Nacional Sid Nacional CSN, ADR ............              Brazil                7,700             282,975
   Industrias Penoles SA ...........................................              Mexico              168,200             484,629
   Pohang Iron & Steel Co. Ltd. ....................................           South Korea              4,450             508,649
                                                                                                                       ----------
                                                                                                                        2,582,568
                                                                                                                       ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                      SHARES/
   TEMPLETON GLOBAL ASSET ALLOCATION FUND                                          COUNTRY            WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   MULTI-INDUSTRY 8.8%
(a)Alfa SA de CV, A ..............................................              Mexico                  127,251       $   597,643
   Broken Hill Proprietary Co. Ltd. ..............................            Australia                  53,794           706,350
   Cheung Kong Holdings Ltd. .....................................            Hong Kong                  52,500           666,929
   Elementis PLC .................................................          United Kingdom               83,789           109,007
   Hunting PLC ...................................................          United Kingdom              261,410           479,500
   Hutchison Whampoa Ltd. ........................................            Hong Kong                  61,000           886,731
   Pilkington PLC ................................................          United Kingdom              469,600           633,702
   Saab AB, B ....................................................              Sweden                   54,400           524,491
   Swire Pacific Ltd., B .........................................            Hong Kong                 945,000           832,733
                                                                                                                      -----------
                                                                                                                        5,437,086
                                                                                                                      -----------
   REAL ESTATE 2.2%
   Highwoods Properties Inc. .....................................          United States                16,600           385,950
(a)Hon Kwok Land Investment Co. Ltd. .............................            Hong Kong               1,226,456            74,943
(a)Hon Kwok Land Investment Co. Ltd, wts., 10/28/00 ..............            Hong Kong                 245,291             2,461
   Rouse Co. .....................................................          United States                13,500           286,875
   Summit Properties Inc. ........................................          United States                15,000           268,125
   Union du Credit Bail Immobilier ...............................              France                    2,500           315,363
                                                                                                                      -----------
                                                                                                                        1,333,717
                                                                                                                      -----------
   RECREATION & OTHER CONSUMER GOODS
   Yue Yuen Industrial Holdings Ltd. .............................            Hong Kong                     140               335
                                                                                                                      -----------
   TELECOMMUNICATIONS 3.5%
   Portugal Telecom SA, ADR ......................................             Portugal                  41,800           454,575
(a)Rostelecom, ADR ...............................................              Russia                   25,300           426,938
   Telecom Argentina Stet-France Telecom SA, ADR .................            Argentina                   4,000           137,000
   Telefonica de Argentina SA, ADR ...............................            Argentina                  13,120           405,080
   Telefonos de Mexico SA (Telmex), ADR ..........................              Mexico                    6,709           754,763
                                                                                                                      -----------
                                                                                                                        2,178,356
                                                                                                                      -----------
   TEXTILES & APPAREL .8%
   Adidas-Salomon AG .............................................             Germany                    6,510           488,266
                                                                                                                      -----------
   TRANSPORTATION 2.2%
   British Airways PLC ...........................................          United Kingdom               71,020           462,548
   Seino Transportation Co. Ltd. .................................              Japan                    54,000           286,422
   Singapore Airlines Ltd. .......................................            Singapore                  54,000           612,789
                                                                                                                      -----------
                                                                                                                        1,361,759
                                                                                                                      -----------
   UTILITIES ELECTRICAL & GAS 2.6%
   Hong Kong Electric Holdings Ltd. ..............................            Hong Kong                 130,000           406,381
   Korea Electric Power Corp. ....................................           South Korea                 19,280           597,672
   National Grid Group PLC .......................................          United Kingdom               79,730           604,962
                                                                                                                      -----------
                                                                                                                        1,609,015
                                                                                                                      -----------
   TOTAL COMMON STOCKS AND WARRANTS (COST $38,362,452) ...........                                                     42,029,406
                                                                                                                      -----------


                                                                                                    SHARES/
                                                                                                    RIGHTS
                                                                                                  -----------
   PREFERRED STOCKS AND RIGHTS 3.8%
   Banco Bradesco SA, pfd. ............................................           Brazil           121,758,350            955,060
(a)Banco Bradesco SA, pfd., rts., 2/09/00 .............................           Brazil             7,906,267             31,380
   Cia Vale do Rio Doce, A, pfd. ......................................           Brazil                13,400            370,883
   Cia Vale do Rio Doce, ADR, A, pfd. .................................           Brazil                15,100            417,935
   Cia Energetica de Minas Gerais Cemig, ADR, pfd. ....................           Brazil                 9,178            205,762
   Coteminas Cia Tecidos Norte de Minas, pfd. .........................           Brazil               599,000             54,707
(a)Empresa Nacional de Comercio Redito Participacoe, pfd. .............           Brazil               275,000                450
   Telecomunicacoes de Sao Paulo SA, ADR, pfd. ........................           Brazil                11,810            288,607
                                                                                                                        ---------
   TOTAL PREFERRED STOCKS AND RIGHTS (COST $2,319,253) ................                                                 2,324,784
                                                                                                                        ---------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                   PRINCIPAL
   TEMPLETON GLOBAL ASSET ALLOCATION FUND                                     COUNTRY               AMOUNT*                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
   BONDS 24.1%
   Bonos y Oblig del Estado, 3.25%, 1/31/05 .........................           Spain            $   548,000 EUR      $    505,740
   Buoni Poliennali del Tesoro, 7.75%, 11/01/06 .....................           Italy                723,038 EUR           824,728
   Buoni Poliennali del Tesoro, 10.50%, 7/15/00 .....................           Italy                581,013 EUR           601,954
   Fannie Mae, 5.25%, 1/15/09 .......................................       United States             16,000                14,113
   Federal Republic of Germany:
      3.25%, 2/17/04 ................................................          Germany               706,000 EUR           671,741
      4.50%, 7/04/09 ................................................          Germany             1,259,000 EUR         1,188,908
   Government of Canada:
      8.75%, 12/01/05 ...............................................          Canada                208,000 CAD           161,328
      7.00%, 12/01/06 ...............................................          Canada                246,000 CAD           177,073
   Government of New Zealand, 7.00%, 7/15/09 ........................        New Zealand             540,000 NZD           276,067
   International Bank for Recon/Dev., 5.25%, 3/20/02 ................           Japan             79,700,000 JPY           867,430
   Kingdom of Belgium, 7.75%, 10/15/04 ..............................          Belgium               200,000 EUR           224,193
   Kingdom of Denmark, 7.00%, 12/15/04 ..............................          Denmark             2,910,000 DKK           422,293
   Kingdom of Sweden, 6.00%, 2/09/05 ................................          Sweden              5,500,000 SEK           661,765
   New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 .............         Australia              400,000 AUD           262,241
   Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..........          Mexico                 69,586                53,929
   PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07 ............         Indonesia              300,000               219,750
   Queensland Treasury Corp., 6.50%, 6/14/05 ........................         Australia              164,000 AUD           105,351
   Republic of Argentina, Reg S, 11.75%, 2/12/07 ....................         Argentina              100,000 ARS            90,388
(c)Republic of Ecuador, 144A, 11.25%, 4/25/02 .......................          Ecuador               185,000                76,775
(c)Republic of Ecuador, Reg S, 11.25%, 4/25/02 ......................          Ecuador               390,000               161,850
   Republic of Turkey, 12.375%, 6/15/09 .............................          Turkey                 35,000                37,625
   Republic of Venezuela, 144A, 9.125%, 6/18/07 .....................         Venezuela              100,000                78,500
   Republic of Venezuela, Reg S, 9.125%, 6/18/07 ....................         Venezuela              600,000               471,000
   SEI Holdings IX Inc., 144A, 11.00%, 11/30/00 .....................    Trinidad and Tobago         170,000               170,000
   U.S. Treasury Bond, 5.25%, 11/15/28 ..............................       United States          1,065,000               877,959
   U.S. Treasury Notes:
      6.25%, 8/31/00 ................................................       United States          1,010,000             1,012,525
      4.50%, 1/31/01 ................................................       United States          2,000,000             1,967,500
   United Kingdom:
      6.50%, 12/07/03 ...............................................      United Kingdom            500,000 GBP           816,054
      7.50%, 12/07/06 ...............................................      United Kingdom            280,000 GBP           493,494
   United Mexican States:
      9.75%, 2/06/01 ................................................          Mexico                620,000               640,150
      11.375%, 9/15/16 ..............................................          Mexico                430,000               487,856
      11.5%, 5/15/26 ................................................          Mexico                220,000               262,075
                                                                                                                      ------------
 TOTAL BONDS (COST $16,359,349) .....................................                                                   14,882,355
                                                                                                                      ------------
 TOTAL LONG TERM INVESTMENTS BEFORE
     REPURCHASE AGREEMENT (COST $57,041,054) ........................                                                   59,236,545
                                                                                                                      ------------

(h)REPURCHASE AGREEMENT (COST $2,100,000) 3.4%
   Morgan Stanley Group Inc., 3.00%, 1/03/00
   (Maturity Value $2,100,525)
   Collateralized by U.S. Treasury Notes and Bonds ..................       United States           2,100,000            2,100,000
                                                                                                                      ------------
   TOTAL INVESTMENTS (COST $59,141,054) 99.5% .......................                                                   61,336,545
   NET EQUITY IN FORWARDS CONTRACTS .................................                                                      (34,062)
   OTHER ASSETS, LESS LIABILITIES .5% ...............................                                                      337,255
                                                                                                                      ------------
   TOTAL NET ASSETS 100.0% ..........................................                                                 $ 61,639,738
                                                                                                                      ------------
                                                                                                                      ------------


See glossary of currency abbreviations on page 157.

*      Securities traded in U.S. dollars unless otherwise indicated.

(a)    Non-income producing.

(c)    See Note 7 regarding defaulted securities.

(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.

140                    See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

   TEMPLETON GLOBAL GROWTH FUND                                               COUNTRY                    SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.7%
     AEROSPACE & MILITARY TECHNOLOGY 3.1%
(a)  BAE Systems PLC ...........................................            United Kingdom               841,790       $  5,570,939
     Boeing Co. ................................................            United States                100,769          4,188,212
     Lockheed Martin Corp. .....................................            United States                151,800          3,320,625
     Raytheon Co., A ...........................................            United States                222,644          5,524,354
     Rolls-Royce PLC ...........................................            United Kingdom             1,000,000          3,450,393
                                                                                                                       ------------
                                                                                                                         22,054,523
                                                                                                                       ------------
     APPLIANCES & HOUSEHOLD DURABLES 2.4%
     Laox Co. Ltd. .............................................                Japan                    637,000          4,993,267
     Sony Corp. ................................................                Japan                     40,000         11,860,841
                                                                                                                       ------------
                                                                                                                         16,854,108
                                                                                                                       ------------
     AUTOMOBILES 4.8%
     Autoliv Inc., SDR .........................................                Sweden                   246,100          7,205,044
     Bayerische Motorenwerke AG ................................               Germany                   170,000          5,211,416
     Ford Motor Co. ............................................            United States                130,000          6,946,875
     General Motors Corp. ......................................            United States                100,000          7,268,750
     Volkswagen AG .............................................               Germany                    63,000          3,551,797
     Volvo AB, B ...............................................                Sweden                   171,900          4,446,561
                                                                                                                       ------------
                                                                                                                         34,630,443
                                                                                                                       ------------
     BANKING 5.5%
     Australia & New Zealand Banking Group Ltd. ................              Australia                  854,000          6,212,571
     Deutsche Bank AG ..........................................               Germany                    45,000          3,807,762
     Foreningssparbanken AB, A .................................                Sweden                   180,000          2,645,503
     HSBC Holdings PLC .........................................              Hong Kong                  690,789          9,686,242
(a)  Merita AS .................................................               Finland                   954,100          5,609,528
     National Australia Bank Ltd. ..............................              Australia                  440,000          6,730,435
     Unibanco Uniao de Bancos Brasileiros SA, GDR ..............                Brazil                   149,000          4,488,625
                                                                                                                       ------------
                                                                                                                         39,180,666
                                                                                                                       ------------
     BUILDING MATERIALS & COMPONENTS 1.2%
     Caradon PLC ...............................................            United Kingdom             2,805,290          7,072,503
     Nichiha Corp. .............................................                Japan                    193,500          1,675,858
                                                                                                                       ------------
                                                                                                                          8,748,361
                                                                                                                       ------------
(a)  BUSINESS & PUBLIC SERVICES 1.1%
     Complete Business Solutions Inc. ..........................            United States                222,800          5,597,850
     Humana Inc. ...............................................            United States                250,000          2,046,875
                                                                                                                       ------------
                                                                                                                          7,644,725
                                                                                                                       ------------
     CHEMICALS 3.7%
     Akzo Nobel NV .............................................             Netherlands                 160,000          8,021,746
     BASF AG ...................................................               Germany                   140,900          7,362,036
     DSM NV, Br ................................................             Netherlands                 150,000          6,010,269
     Kemira OY .................................................               Finland                   447,900          2,728,073
     Lyondell Chemical Co. .....................................            United States                200,000          2,550,000
                                                                                                                       ------------
                                                                                                                         26,672,124
                                                                                                                       ------------
     DATA PROCESSING & REPRODUCTION 1.6%
(a)  3Com Corp. ................................................            United States                170,600          8,018,200
     Compaq Computer Corp. .....................................            United States                120,000          3,247,500
                                                                                                                       ------------
                                                                                                                         11,265,700
                                                                                                                       ------------
     ELECTRICAL & ELECTRONICS 7.4%
(a)  ABB Ltd. ..................................................             Switzerland                  35,975          4,386,370
     Alcatel SA ................................................                France                    45,000         10,329,206
     Catic Shenzhen Holdings Ltd., H ...........................                China                  9,945,000            678,054
     Fuji Photo Film Co. Ltd. ..................................                Japan                    200,000          7,300,484
     Hitachi Ltd. ..............................................                Japan                    303,500          4,870,969

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

   TEMPLETON GLOBAL GROWTH FUND                                              COUNTRY                   SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRICAL & ELECTRONICS (CONT.)
     Koninklijke Philips Electronics NV ......................             Netherlands                  60,000          $ 8,154,636
     Marconi PLC .............................................            United Kingdom               627,100           11,087,276
     Motorola Inc. ...........................................            United States                 40,000            5,890,000
                                                                                                                        -----------
                                                                                                                         52,696,995
                                                                                                                        -----------
     ELECTRONIC COMPONENTS & INSTRUMENTS .7%
     Hewlett Packard Co. .....................................            United States                 45,000            5,127,188
                                                                                                                        -----------
     ENERGY EQUIPMENT & SERVICES .2%
     TransCanada PipeLines Ltd. ..............................                Canada                   150,000            1,296,770
                                                                                                                        -----------
     ENERGY SOURCES 4.3%
     Amerada Hess Corp. ......................................            United States                 55,000            3,121,250
     Burlington Resources Inc. ...............................            United States                150,000            4,959,375
     Norsk Hydro ASA .........................................                Norway                    97,000            4,056,044
     Occidental Petroleum Corp. ..............................            United States                175,000            3,784,375
(a)  Ranger Oil Ltd. .........................................                Canada                   273,050              849,799
(a)  Renaissance Energy Ltd. .................................                Canada                   254,800            2,555,225
     Shell Transport & Trading Co. PLC .......................            United Kingdom               616,053            5,119,919
     Societe Elf Aquitaine SA, Br ............................                France                    37,072            5,710,275
     Valero Energy Corp. .....................................            United States                 28,500              566,437
                                                                                                                        -----------
                                                                                                                         30,722,699
                                                                                                                        -----------
     FINANCIAL SERVICES 3.1%
     AXA SA ..................................................                France                    27,702            3,859,818
     ING Groep NV ............................................             Netherlands                 106,397            6,420,453
     Merrill Lynch & Co. Inc. ................................            United States                105,000            8,767,500
     Nomura Securities Co. Ltd. ..............................                Japan                    180,000            3,249,988
                                                                                                                        -----------
                                                                                                                         22,297,759
                                                                                                                        -----------
     FOOD & HOUSEHOLD PRODUCTS 2.6%
     Archer-Daniels Midland Co. ..............................            United States                656,318            7,998,876
     IBP Inc. ................................................            United States                220,543            3,969,774
     Northern Foods PLC ......................................            United Kingdom             2,208,797            3,516,113
     Tate & Lyle PLC .........................................            United Kingdom               450,000            2,952,632
                                                                                                                        -----------
                                                                                                                         18,437,395
                                                                                                                        -----------
     FOREST PRODUCTS & PAPER 2.3%
     Assidoman AB ............................................                Sweden                   249,730            4,066,738
     Bowater Inc. ............................................            United States                100,000            5,431,250
     Carter Holt Harvey Ltd. .................................             New Zealand                 880,712            1,150,427
     Metsa Serla OY, B .......................................               Finland                   270,000            3,139,535
     Stora Enso OYJ, R .......................................               Finland                   159,700            2,783,053
                                                                                                                        -----------
                                                                                                                         16,571,003
                                                                                                                        -----------
     HEALTH & PERSONAL CARE 2.0%
     Aetna Inc. ..............................................            United States                110,000            6,139,375
     Aventis SA ..............................................                France                    60,000            3,485,352
     Medeva PLC ..............................................            United Kingdom             1,564,200            4,449,136
                                                                                                                        -----------
                                                                                                                         14,073,863
                                                                                                                        -----------
     INDUSTRIAL COMPONENTS .5%
     BAE Systems PLC .........................................            United Kingdom               107,950              171,842
     Michelin SA, B ..........................................                France                    90,000            3,533,676
                                                                                                                        -----------
                                                                                                                          3,705,518
                                                                                                                        -----------
     INSURANCE 4.8%
     Ace Ltd. ................................................               Bermuda                   121,500            2,027,531
     Allstate Corp. ..........................................            United States                195,000            4,680,000
     Partnerre Ltd. ..........................................               Bermuda                   127,900            4,148,756
     Torchmark Corp. .........................................            United States                240,000            6,975,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


   TEMPLETON GLOBAL GROWTH FUND                                               COUNTRY                    SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    INSURANCE (CONT.)
    Unumprovident Corp. ...........................................           United States               81,100        $ 2,600,269
    XL Capital Ltd., A ............................................              Bermuda                  35,000          1,815,625
    Zurich Allied AG ..............................................            Switzerland                11,500          6,556,986
    Zurich Allied PLC .............................................           United Kingdom             440,000          5,219,387
                                                                                                                        -----------
                                                                                                                         34,023,554
                                                                                                                        -----------
    MACHINERY & ENGINEERING 4.7%
    First Tractor Company Ltd., H .................................               China                6,860,000            970,734
    Invensys PLC ..................................................           United Kingdom           1,459,542          7,854,736
    KCI Konecranes International PLC ..............................              Finland                 232,100          8,921,351
    Laird Group PLC ...............................................           United Kingdom           1,183,700          4,686,822
    Makita Corp. ..................................................               Japan                  653,000          5,879,141
    METSO OYJ .....................................................              Finland                 392,800          5,101,299
                                                                                                                        -----------
                                                                                                                         33,414,083
                                                                                                                        -----------
    MERCHANDISING 3.5%
    Hudsons Bay Co. ...............................................               Canada                 276,500          3,289,162
    J.C. Penney Co. Inc. ..........................................           United States               80,000          1,595,000
    Marks & Spencer PLC ...........................................           United Kingdom           1,616,900          7,689,009
    Matsuzakaya Co. Ltd. ..........................................               Japan                   51,000            152,224
    Safeway PLC ...................................................           United Kingdom           1,838,498          6,328,685
    Sears, Roebuck & Co. ..........................................           United States              155,900          4,745,206
    Somerfield PLC ................................................           United Kingdom           1,000,000          1,446,418
                                                                                                                        -----------
                                                                                                                         25,245,704
                                                                                                                        -----------
    METALS & MINING 5.7%
    Anglo American Platinum Corp. Ltd. ............................            South Africa              353,665         10,744,980
    Barrick Gold Corp. ............................................               Canada                 250,000          4,452,244
    Companhia Siderurgica Nacional Sid Nacional CSN ...............               Brazil             129,100,000          5,002,491
    Corus Group PLC ...............................................           United Kingdom           3,500,000          9,135,058
    Industrias Penoles SA .........................................               Mexico               1,875,300          5,403,239
    Pohang Iron & Steel Co. Ltd. ..................................            South Korea                53,400          6,103,789
                                                                                                                        -----------
                                                                                                                         40,841,801
                                                                                                                        -----------
    MULTI-INDUSTRY 6.0%
    Beijing Datang Power Generation Co. Ltd., H ...................               China                6,860,000          1,129,581
    Broken Hill Proprietary Co. Ltd. ..............................             Australia                444,654          5,838,596
    Cheung Kong Holdings Ltd. .....................................             Hong Kong              1,180,000         14,990,030
    Hutchison Whampoa Ltd. ........................................             Hong Kong                366,600          5,329,105
    Pacific Dunlop Ltd. ...........................................             Australia              1,979,000          2,801,103
    Saab AB, B ....................................................               Sweden                 296,997          2,863,463
    Swire Pacific Ltd., A .........................................             Hong Kong              1,421,800          8,395,269
    Swire Pacific Ltd., B .........................................             Hong Kong              1,304,000          1,149,083
                                                                                                                        -----------
                                                                                                                         42,496,230
                                                                                                                        -----------
    REAL ESTATE 2.1%
    China Resources Beijing Land Ltd. .............................               China                4,652,000            532,615
    General Growth Properties Inc. ................................           United States              164,500          4,606,000
    Hang Lung Development Co. Ltd. ................................             Hong Kong              3,624,000          4,102,554
    Highwoods Properties Inc. .....................................           United States              164,900          3,833,925
    National Health Investors Inc. ................................           United States              123,400          1,835,575
    New World Development Co. Ltd. ................................             Hong Kong                 13,457             30,295
                                                                                                                        -----------
                                                                                                                         14,940,964
                                                                                                                        -----------
    TELECOMMUNICATIONS 7.9%
    Cable & Wireless HKT Ltd. .....................................             Hong Kong              2,857,746          8,253,219
    Embratel Participacoes SA .....................................              Brazil              375,487,000          6,277,170
(a) General Motors Corp., H .......................................           United States               66,000          6,336,000
    Nippon Telegraph & Telephone Corp. ............................               Japan                      458          7,843,617

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



   TEMPLETON GLOBAL GROWTH FUND                                             COUNTRY                    SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
SK Telecom Co. Ltd., ADR ...................................             South Korea                  211,710        $  8,124,371
Telecom Corp. of New Zealand Ltd. ..........................             New Zealand                  161,000             757,101
Telecomunicacoes de Sao Paulo SA ...........................                Brazil                276,690,000           3,830,621
Telefonica de Argentina SA, ADR ............................              Argentina                   167,000           5,156,125
Telefonos de Mexico SA (Telmex), ADR .......................                Mexico                     85,100           9,573,750
                                                                                                                     ------------
                                                                                                                       56,151,974
                                                                                                                     ------------
TEXTILES & APPAREL .7%
Adidas-Salomon AG ..........................................               Germany                     60,000           4,500,151
Courtaulds Textiles PLC ....................................            United Kingdom                271,300             287,185
                                                                                                                     ------------
                                                                                                                        4,787,336
                                                                                                                     ------------
TRANSPORTATION 2.9%
Airborne Freight Corp. .....................................            United States                 150,000           3,300,000
British Airways PLC ........................................            United Kingdom              1,205,032           7,848,278
Singapore Airlines Ltd. ....................................              Singapore                   821,600           9,323,470
                                                                                                                     ------------
                                                                                                                       20,471,748
                                                                                                                     ------------
UTILITIES ELECTRICAL & GAS 7.9%
CLP Holdings Ltd. ..........................................              Hong Kong                   800,000           3,684,312
Electrabel SA ..............................................               Belgium                     10,500           3,435,518
Entergy Corp. ..............................................            United States                 183,900           4,735,425
Evn AG .....................................................               Austria                     19,824           2,993,657
Hong Kong Electric Holdings Ltd. ...........................              Hong Kong                 2,944,000           9,202,959
Iberdrola SA, Br ...........................................                Spain                     494,700           6,852,987
Korea Electric Power Corp. .................................             South Korea                  106,600           3,304,553
National Grid Group PLC ....................................            United Kingdom                775,100           5,881,175
National Power PLC .........................................            United Kingdom                747,800           4,302,355
Potomac Electric Power Co. .................................            United States                 100,000           2,293,750
Transportadora de Gas del Sur SA, B, ADR ...................              Argentina                   386,900           3,554,644
Veba AG ....................................................               Germany                    128,400           6,269,405
                                                                                                                     ------------
                                                                                                                       56,510,740
                                                                                                                     ------------
TOTAL COMMON STOCKS (COST $568,225,819) ....................                                                          660,863,974
                                                                                                                     ------------


                                                                                                      SHARES/
                                                                                                       RIGHTS
                                                                                                    ------------
    PREFERRED STOCKS AND RIGHTS 2.4%
    Banco Bradesco SA, pfd .........................................................       Brazil     451,500,022        3,541,520
(a) Banco Bradesco SA, pfd., rts., 2/09/00 .........................................       Brazil      29,317,744          116,362
    Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd ......................       Brazil         158,760        1,893,864
    Centrais Geradoras do Sul do Brasil SA, ADR, pfd ...............................       Brazil          17,640           96,183
    Embratel Participacoes SA, ADR, pfd ............................................       Brazil          98,400        2,681,400
    News Corp. Ltd., pfd ...........................................................      Australia       507,513        4,348,027
    Telecomunicacoes de Sao Paulo SA, ADR, pfd .....................................       Brazil          98,400        2,404,650
    Telemig Celular Participacoes SA, ADR, pfd .....................................       Brazil           4,920          227,242
    Telesp Celular Participacoes SA, ADR, pfd ......................................       Brazil          39,360        1,667,880
    TOTAL PREFERRED STOCKS AND RIGHTS (COST $16,101,675) ...........................                                    16,977,128
                                                                                                                      ------------
    TOTAL LONG TERM INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $584,327,494) ....                                   677,841,102
                                                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                   PRINCIPAL
   TEMPLETON GLOBAL GROWTH FUND                                                    COUNTRY          AMOUNT                VALUE
---------------------------------------------------------------------------------------------------------------------------------
(h)  REPURCHASE AGREEMENT (COST $34,348,000) 4.8%
     Barclays Bank PLC, 3.00%, 1/03/00 (Maturity Value $34,356,587)
      Collateralized by U.S. Treasury Notes and Bonds ....................        United States       $ 34,348,000      $ 34,348,000
                                                                                                                        ------------
     TOTAL INVESTMENTS (COST $618,675,494) 99.9% .........................                                               712,189,102
     OTHER ASSETS, LESS LIABILITIES .1% ..................................                                                   604,348
                                                                                                                        ------------
     TOTAL NET ASSETS 100.0% .............................................                                              $712,793,450
                                                                                                                        ------------


(a)  Non-income producing.

(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.

                        See notes to financial statements.                 145

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                           PRINCIPAL
   TEMPLETON GLOBAL INCOME SECURITIES FUND                                                   AMOUNT*                  VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.9%
ARGENTINA 1.5%
Republic of Argentina, 11.75%, 4/07/09 .....................................               $ 1,355,000              $ 1,353,306
                                                                                                                    -----------
AUSTRALIA 4.1%
New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 .......................                 4,100,000 AUD            2,687,966
Queensland Treasury Corp., 6.50%, 6/14/05 ..................................                 1,612,000 AUD            1,035,525
                                                                                                                    -----------
                                                                                                                      3,723,491
                                                                                                                    -----------
BELGIUM 3.4%
Kingdom of Belgium, 7.75%, 10/15/04 ........................................                 2,782,000 EUR            3,118,512
                                                                                                                    -----------
BRAZIL 1.3%
Republic of Brazil, FRN, 7.00%, 4/15/09 ....................................                 1,510,000                1,216,494
                                                                                                                    -----------
BULGARIA 2.6%
Republic of Bulgaria, Series A, FRN, 6.50%, 7/28/24 ........................                 2,970,000                2,385,296
                                                                                                                    -----------
CANADA 1.9%
Government of Canada:
 8.75%, 12/01/05 ...........................................................                 1,037,000 CAD              804,312
 7.00%, 12/01/06 ...........................................................                 1,229,000 CAD              884,644
                                                                                                                    -----------
                                                                                                                      1,688,956
                                                                                                                    -----------
COLOMBIA 1.0%
Republic of Columbia, 9.75%, 4/23/09 .......................................                   960,000                  919,973
                                                                                                                    -----------
DENMARK 2.4%
Kingdom of Denmark, 7.00%, 12/15/04 ........................................                15,100,000 DKK            2,191,280
                                                                                                                    -----------
GERMANY 15.9%
Federal Republic of Germany:
   3.25%, 2/17/04 ..........................................................                 5,489,000 EUR            5,222,646
   4.50%, 7/04/09 ..........................................................                 9,796,000 EUR            9,250,627
                                                                                                                    -----------
                                                                                                                     14,473,273
                                                                                                                    -----------
ITALY 6.7%
Buoni Poliennali del Tesoro:
   10.50%, 7/15/00 .........................................................                 2,272,406 EUR            2,354,308
   7.75%, 11/01/06 .........................................................                 3,305,318 EUR            3,770,186
                                                                                                                    -----------
                                                                                                                      6,124,494
                                                                                                                    -----------
JAPAN 4.8%
International Bank for Recon/Dev., 5.25%, 3/20/02 ..........................               397,400,000 JPY            4,325,179
                                                                                                                    -----------
MEXICO 8.1%
United Mexican States:
   9.75%, 4/06/05 ..........................................................                 4,000,000                4,165,000
   9.875%, 1/15/07 .........................................................                 1,700,000                1,772,250
   11.50%, 5/15/26 .........................................................                 1,230,000                1,465,238
                                                                                                                    -----------
                                                                                                                      7,402,488
                                                                                                                    -----------
NEW ZEALAND 2.9%
Government of New Zealand, 7.00%, 7/15/09 ..................................                 5,050,000 NZD            2,581,738
                                                                                                                    -----------
PERU 1.0%
Republic of Peru, FRN, 4.50%, 3/07/17 ......................................                 1,300,000                  900,250
                                                                                                                    -----------
SPAIN 2.7%
Bonos Y Oblig Del Estado, 3.25%, 1/31/05 ...................................                 2,671,000 EUR            2,465,021
                                                                                                                    -----------
SWEDEN 3.8%
Kingdom of Sweden, 6.00%, 2/09/05 ..........................................                28,700,000 SEK            3,453,212
                                                                                                                    -----------
TURKEY .6%
Republic of Turkey, 12.375%, 6/15/09 .......................................                   535,000                  575,125
                                                                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                  PRINCIPAL
   TEMPLETON GLOBAL INCOME SECURITIES FUND                                                         AMOUNT*                 VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)

   UNITED KINGDOM 10.3%
   United Kingdom:
      6.50%, 12/07/03 .................................................................         $4,100,000 GBP           $ 6,691,646
      7.50%, 12/07/06 .................................................................          1,500,000 GBP             2,643,717
                                                                                                                         -----------
                                                                                                                           9,335,363
                                                                                                                         -----------
   UNITED STATES 20.2%
   U.S. Treasury Bond, 5.25%, 11/15/28 ................................................             9,035,000              7,448,228
   U.S. Treasury Notes:
      4.50%, 1/31/01 ..................................................................             8,970,000              8,824,238
      7.25%, 8/15/04 ..................................................................             2,019,000              2,083,986
                                                                                                                         -----------
                                                                                                                          18,356,452
                                                                                                                         -----------
VENEZUELA 1.7%
Republic of Venezuela, 144A, 9.125%, 6/18/07 ...........................................            1,940,000              1,522,900
                                                                                                                         -----------
TOTAL LONG TERM INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $93,439,070) .............                                  88,112,803
                                                                                                                         -----------
(h) REPURCHASE AGREEMENT (COST $1,568,000) 1.7%
    Barclays Bank PLC, 3.00%, 1/03/00 (Maturity Value $1,568,392)
     Collateralized by Treasury Notes and Bonds ........................................            1,568,000              1,568,000
    TOTAL INVESTMENTS (COST $95,007,070) 98.6% .........................................                                  89,680,803
    NET EQUITY IN FORWARD CONTRACTS (.2%) ..............................................                                   (169,791)
    OTHER ASSETS, LESS LIABILITIES 1.6% ................................................                                   1,468,899
                                                                                                                         -----------
    TOTAL NET ASSETS 100.0% ............................................................                                $ 90,979,911
                                                                                                                         ===========

See glossary of currency abbreviations on page 157.

*    Securities traded in U.S. dollars unless otherwise indicated.
(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                                        SHARES/
   TEMPLETON INTERNATIONAL EQUITY FUND                                          COUNTRY                WARRANTS             VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 90.3%

   AEROSPACE & MILITARY TECHNOLOGY .6%
   BAE Systems PLC ...............................................          United Kingdom              557,125          $ 3,687,035
   Hong Kong Aircraft Engineering Co. Ltd. .......................             Hong Kong                513,400              851,979
                                                                                                                         -----------
                                                                                                                           4,539,014
                                                                                                                         -----------
   APPLIANCES & HOUSEHOLD DURABLES 2.5%
   Sony Corp. ....................................................               Japan                   65,000           19,273,866
                                                                                                                         -----------
   AUTOMOBILES 2.7%
   Autoliv Inc., SDR .............................................              Sweden                   17,000            9,280,776
   Fiat SpA ......................................................               Italy                  339,141            9,679,500
   Volvo AB, B ...................................................              Sweden                   91,500            2,366,843
                                                                                                                         -----------
                                                                                                                          21,327,119
                                                                                                                         -----------
   BANKING 8.6%
   Australia & New Zealand Banking Group Ltd. ....................             Australia              1,193,500            8,682,322
   Banco Popular Espanol SA ......................................               Spain                   62,400            4,067,653
   BPI Socieda de Gestora de Participacoes Socias SA .............             Portugal               1,609,890            6,855,768
   Foreningssparbanken AB, A .....................................              Sweden                  244,500            3,593,474
   Kookmin Bank ..................................................            South Korea                 9,710              152,213
(a)Merita AS ...................................................                Finland               1,254,500            7,375,697
   National Bank of Canada .......................................              Canada                  447,000            5,719,275
   National Westminster Bank PLC .................................          United Kingdom              641,668           13,823,286
   Svenska Handelsbanken, A ......................................              Sweden                  466,200            5,865,185
   Unibanco Uniao de Bancos Brasileiros SA, GDR ..................              Brazil                  358,700           10,805,838
                                                                                                                         -----------
                                                                                                                          66,940,711
                                                                                                                         -----------
   BROADCASTING & PUBLISHING 1.4%
   Wolters Kluwer NV .............................................            Netherlands               331,600           11,216,913
                                                                                                                         -----------
   BUILDING MATERIALS & COMPONENTS 3.2%
   Anglian Group PLC .............................................          United Kingdom            2,028,800            7,377,216
   Hepworth PLC ..................................................          United Kingdom            1,330,100            4,094,963
   Pioneer International Ltd. ....................................             Australia              4,462,117           13,445,847
                                                                                                                         -----------
                                                                                                                          24,918,026
                                                                                                                         -----------
   BUSINESS & PUBLIC SERVICES .7%
   Lex Service PLC ...............................................          United Kingdom              902,000            5,495,645
                                                                                                                         -----------
   CHEMICALS 5.2%
   Akzo Nobel NV .................................................            Netherlands               129,200            6,477,560
   BASF AG .......................................................              Germany                 200,900           10,497,040
(a)Clariant AG .................................................              Switzerland                29,800           14,202,951
   Imperial Chemical Industries PLC ............................            United Kingdom              857,000            9,085,638
                                                                                                                         -----------
                                                                                                                          40,263,189
                                                                                                                         -----------
   CONSTRUCTION & HOUSING 1.2%
   Fletcher Challenge Building Ltd. ..............................            New Zealand             6,285,000            9,260,612
                                                                                                                         -----------
   ELECTRICAL & ELECTRONICS 8.9%
   Alcatel SA ....................................................              France                   62,610           14,371,368
   Hitachi Ltd. ..................................................               Japan                  783,000           12,566,619
   Koninklijke Philips Electronics NV ............................            Netherlands               147,772           20,083,781
   Marconi PLC ...................................................          United Kingdom            1,213,000           21,446,126
(a)Thomson Multimedia ..........................................                France                   25,600            1,378,838
                                                                                                                         -----------
                                                                                                                          69,846,732
                                                                                                                         -----------
   ENERGY SOURCES 2.4%
   Total Fina SA, B ..............................................              France                  138,373           18,458,092
                                                                                                                         -----------
   FINANCIAL SERVICES 4.0%
   ING Groep NV ..................................................            Netherlands               171,785           10,366,247
   Lend Lease Corp. Ltd. .........................................             Australia                607,000            8,503,890
   Nomura Securities Co. Ltd. ....................................               Japan                  675,000           12,187,454
                                                                                                                         -----------
                                                                                                                          31,057,591
                                                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                                        SHARES/
   TEMPLETON INTERNATIONAL EQUITY FUND                                          COUNTRY                WARRANTS             VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   FOOD & HOUSEHOLD PRODUCTS 1.5%
   McBride PLC ................................................           United Kingdom             1,000,000           $ 1,624,190
   Tate & Lyle PLC ............................................           United Kingdom             1,540,500            10,107,843
                                                                                                                         -----------
                                                                                                                          11,732,033
                                                                                                                         -----------
   FOREST PRODUCTS & PAPER 2.6%
   Cartiere Burgo SpA .........................................               Italy                    696,200             4,584,561
   Kimberly Clark de Mexico SA de CV, A .......................               Mexico                 1,115,000             4,354,090
   Mayr-Melnhof Karton AG .....................................              Austria                    39,400             1,824,625
(a)PT Indah Kiat Pulp & Paper Corp., wts., 4/13/01 ............             Indonesia                  760,053               201,230
   Stora Enso OYJ, R., fgn ....................................              Finland                   567,304             9,738,552
                                                                                                                         -----------
                                                                                                                          20,703,058
                                                                                                                         -----------
   HEALTH & PERSONAL CARE 3.3%
   Aventis SA .................................................               France                   185,080            10,751,149
   Internatio-Muller NV .......................................            Netherlands                 240,308             5,032,122
   Nycomed Amersham PLC .......................................           United Kingdom             1,575,700             9,814,321
                                                                                                                         -----------
                                                                                                                          25,597,592
                                                                                                                         -----------
   INDUSTRIAL COMPONENTS .6%
(a)BAE Systems PLC ............................................           United Kingdom               164,275               261,504
   Meggitt PLC ................................................           United Kingdom             1,487,610             4,664,033
                                                                                                                         -----------
                                                                                                                           4,925,537
                                                                                                                         -----------
   INSURANCE 5.0%
   Ace Ltd. ...................................................              Bermuda                   682,500            11,389,219
   Muenchener Rueckversicherungs-Gesellschaft .................              Germany                    66,000            16,810,631
   Zurich Allied PLC ..........................................           United Kingdom               920,100            10,914,450
                                                                                                                         -----------
                                                                                                                          39,114,300
                                                                                                                         -----------
   LEISURE & TOURISM 3.8%
(a)Amadeus Global Travel Distribution SA, 144A ................               Spain                  1,351,700            21,432,875
   Kuoni Reisen Holding AG, B .................................            Switzerland                   1,890             7,844,835
                                                                                                                         -----------
                                                                                                                          29,277,710
                                                                                                                         -----------
   MACHINERY & ENGINEERING 3.5%
   Bucher Holding AG, Br ......................................            Switzerland                  12,800            10,448,980
   IHC Caland NV ..............................................            Netherlands                 187,500             6,842,721
   Invensys PLC ...............................................           United Kingdom             1,820,854             9,799,188
                                                                                                                         -----------
                                                                                                                          27,090,889
                                                                                                                         -----------
   MERCHANDISING 2.9%
   David Jones Ltd. ...........................................             Australia                2,463,527             2,231,880
   Hudsons Bay Co. ............................................               Canada                   357,000             4,246,767
   Marks & Spencer PLC ........................................           United Kingdom             1,634,000             7,770,327
   Safeway PLC ................................................           United Kingdom             1,695,778             5,837,399
   Storehouse .................................................           United Kingdom             3,314,000             2,396,714
                                                                                                                         -----------
                                                                                                                          22,483,087
                                                                                                                         -----------
   METALS & MINING 3.8%
   Boehler-Uddeholm AG ........................................              Austria                    33,000             1,521,595
   Boehler-Uddeholm AG, 144A ..................................              Austria                    27,055             1,247,477
   Companhia Siderurgica Nacional CSN, ADR ....................               Brazil                   244,565             8,987,764
   Corus Group PLC ............................................           United Kingdom             4,033,200            10,526,719
   Grupo Mexico SA de CV, B ...................................               Mexico                 1,291,200             6,398,083
   Pohang Iron & Steel Co. Ltd. ...............................            South Korea                  10,450             1,194,468
                                                                                                                         -----------
                                                                                                                          29,876,106
                                                                                                                         -----------
   MULTI-INDUSTRY 3.6%
   Cheung Kong Holdings Ltd. ..................................             Hong Kong                  928,600            11,796,392
   Elementis PLC ..............................................           United Kingdom             3,336,000             4,340,029

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                                     SHARES/
TEMPLETON INTERNATIONAL EQUITY FUND                                           COUNTRY                WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
MULTI-INDUSTRY (CONT.)
Jardine Strategic Holdings Ltd. ................................            Hong Kong                2,574,940          $  5,124,131
Swire Pacific Ltd., B ..........................................            Hong Kong                7,937,100             6,994,164
                                                                                                                         -----------
                                                                                                                          28,254,716
                                                                                                                         -----------
REAL ESTATE .1%
Hang Lung Development Co. Ltd. .................................            Hong Kong                  779,000               881,868
                                                                                                                         -----------
RECREATION & OTHER CONSUMER GOODS
Yue Yuen Industrial Holdings Ltd. ..............................            Hong Kong                      800                 1,914
                                                                                                                         -----------
TELECOMMUNICATIONS 10.6%
Korea Telecom Corp., ADR .......................................           South Korea                 187,620            14,024,595
Nippon Telegraph & Telephone Corp. .............................              Japan                      1,300            22,263,542
Nokia Corp., A .................................................             Finland                    89,300            16,182,422
Smartone Telecommunications Holdings Ltd. ......................            Hong Kong                1,602,000             7,728,179
Telecomunicacoes Brasileiras SA, ADR ...........................              Brazil                   126,640            16,273,240
Telefonica del Peru SA, ADR ....................................               Peru                    238,700             3,192,613
Telefonica del Peru SA, B ......................................               Peru                  2,365,602             3,081,317
                                                                                                                         -----------
                                                                                                                          82,745,908
                                                                                                                         -----------
TRANSPORTATION 1.9%
Air New Zealand Ltd., B ........................................           New Zealand               1,132,000             1,656,112
British Airways PLC ............................................          United Kingdom             1,175,000             7,652,682
Mayne Nickless Ltd., A .........................................            Australia                2,125,500             5,483,883
                                                                                                                         -----------
                                                                                                                          14,792,677
                                                                                                                         -----------
UTILITIES ELECTRICAL & GAS 5.7%
CLP Holdings Ltd. ..............................................            Hong Kong                1,573,000             7,244,279
Iberdrola SA, Br ...............................................              Spain                    767,800            10,636,190
Korea Electric Power Corp. .....................................           South Korea                  66,000             2,045,971
Shandong Huaneng Power Development Co. Ltd., ADR ...............              China                    338,300             1,458,919
Thames Water Group PLC .........................................          United Kingdom               896,939            11,067,326
Transportadora de Gas del Sur SA, B, Reg S, ADR ................            Argentina                  516,300             4,743,506
Veba AG ........................................................             Germany                   151,650             7,404,636
                                                                                                                         -----------
                                                                                                                          44,600,827
                                                                                                                         -----------
TOTAL COMMON STOCKS AND WARRANTS (COST $558,603,713) ...........                                                         704,675,732
                                                                                                                         -----------

                                                                                                     SHARES/
                                                                                                     RIGHTS
                                                                                                   -----------
    PREFERRED STOCKS AND RIGHTS 3.1%
    Banco Bradesco SA, pfd ............................................           Brazil            525,200,000            4,119,615
(a) Banco Bradesco SA, pfd., rts., 2/09/00 ............................           Brazil             34,103,385              135,356
    Banco Itau SA, pfd ................................................           Brazil             42,090,000            3,611,376
    Petroleo Brasileiro SA, pfd .......................................           Brazil             30,000,000            7,639,081
    Volkswagen AG, pfd ................................................           Germany               275,000            8,859,358
                                                                                                                         -----------
   TOTAL PREFERRED STOCKS AND RIGHTS (COST $20,772,912) ..............                                                    24,364,786
                                                                                                                         -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                     PRINCIPAL
TEMPLETON INTERNATIONAL EQUITY FUND                                             COUNTRY               AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT (COST $4,986,250) .7%
U.S. Treasury Bill, 4.95%, 1/20/00 .......................................      United States       $   5,000,000      $   4,988,170
                                                                                                                       -------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $584,362,875)                                                       734,028,688
                                                                                                                       -------------
(h) REPURCHASE AGREEMENTS 6.0%
 Barclays Bank PLC, 3.00%, 1/03/00, (Maturity Value $23,759,939)
  Collateralized by U.S. Treasury Notes and Bonds ........................      United States          23,754,000         23,754,000
 Paribas Corp., 3.00%, 1/03/00, (Maturity Value $23,355,838)
  Collateralized by U.S. Treasury Notes and Bonds ........................      United States          23,350,000         23,350,000
                                                                                                                       -------------
TOTAL REPURCHASE AGREEMENTS (COST $47,104,000) ...........................                                                47,104,000
                                                                                                                       -------------
TOTAL INVESTMENTS (COST $631,466,875) 100.1% .............................                                               781,132,688
                                                                                                                       -------------
OTHER ASSETS, LESS LIABILITIES (.1%) .....................................                                                 (863,696)
                                                                                                                       -------------
TOTAL NET ASSETS 100.0% ..................................................                                             $ 780,268,992
                                                                                                                       =============


(a) Non-income producing.
(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


   TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                               COUNTRY                 SHARES              VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 88.2%
   APPLIANCES & HOUSEHOLD DURABLES 1.3%
   Fisher & Paykel Ltd. ......................................             New Zealand                  70,222            $  267,844
   Guangdong Kelon Electrical Holdings. Ltd., H ..............                China                     92,000                69,827
                                                                                                                          ----------
                                                                                                                             337,671
                                                                                                                          ----------
   AUTOMOBILES 2.1%
   Bilia AB, A ...............................................                Sweden                    28,100               247,795
   Volvo AB, B ...............................................                Sweden                    11,600               300,059
                                                                                                                          ----------
                                                                                                                             547,854
                                                                                                                          ----------
   BANKING 4.1%
   Banco de Valencia SA ......................................                Spain                      9,816                81,528
   Banco Pastor SA ...........................................                Spain                      8,000               326,185
   Bank Austria AG, 144A .....................................               Austria                     6,000               338,266
   Unibanco Uniao de Bancos Brasileiros SA, GDR ..............                Brazil                    10,235               308,329
                                                                                                                          ----------
                                                                                                                           1,054,308
                                                                                                                          ----------
   BROADCASTING & PUBLISHING 3.4%
   GTC Transcontinental Group Ltd., B ........................                Canada                    63,300               875,579
                                                                                                                          ----------
   BUILDING MATERIALS & COMPONENTS 8.8%
   Caradon PLC ...............................................            United Kingdom               117,500               296,233
   Cristaleria Espanola SA, Br ...............................                Spain                      1,291                50,039
   Danske Traelast AS ........................................               Denmark                     3,752               329,866
   Gujarat Ambuja Cements Ltd. ...............................                India                     95,000               711,954
   Sarna Kunststoff Holding AG ...............................             Switzerland                      52                57,143
   Schuttersveld NV ..........................................             Netherlands                  11,146               188,516
(a)Siam City Cement Public Co. Ltd., fgn .....................               Thailand                  112,701               606,597
                                                                                                                          ----------
                                                                                                                           2,240,348
                                                                                                                          ----------
   BUSINESS & PUBLIC SERVICES 4.4%
   Kardex AG, Br .............................................             Switzerland                   1,494               461,569
   Lex Service PLC ...........................................            United Kingdom                54,100               329,617
   Scribona AB, B ............................................                Sweden                    19,045                67,850
   Sifo Group AB .............................................                Sweden                    20,745               263,429
                                                                                                                          ----------
                                                                                                                           1,122,465
                                                                                                                          ----------
   CHEMICALS 1.6%
   Energia e Industrias Aragonesas Eia SA ....................                Spain                     34,500               159,423
   Yule Catto & Company PLC ..................................            United Kingdom                61,600               243,903
                                                                                                                          ----------
                                                                                                                             403,326
                                                                                                                          ----------
   CONSTRUCTION & HOUSING 2.8%
   Grupo Dragados SA .........................................                Spain                     42,465               374,503
   Hollandsche Beton Groep NV ................................             Netherlands                   9,600                91,815
   Leighton Holdings Ltd. ....................................              Australia                   67,050               259,708
                                                                                                                          ----------
                                                                                                                             726,026
                                                                                                                          ----------
   ELECTRICAL & ELECTRONICS 2.8%
   Techtronic Industries Co. Ltd. ............................              Hong Kong                1,706,000               278,719
   Varitronix International Ltd. .............................              Hong Kong                  187,500               431,755
                                                                                                                          ----------
                                                                                                                             710,474
                                                                                                                          ----------
   ELECTRONIC COMPONENTS & INSTRUMENTS 2.9%
   Swisslog Holding AG .......................................             Switzerland                   1,000               291,994
   VTech Holdings Ltd. .......................................              Hong Kong                  136,000               442,632
                                                                                                                          ----------
                                                                                                                             734,626
                                                                                                                          ----------
(a)ENERGY SOURCES 1.1%
   Gas Authority of India Ltd., GDR, 144A ....................                India                     29,000               274,050
                                                                                                                          ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


     TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                               COUNTRY                SHARES               VALUE
     -------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FINANCIAL SERVICES 4.8%
     Dah Sing Financial Holdings Ltd. .............................           Hong Kong                 134,800           $  537,570
     Housing Development Finance Corp. Ltd. .......................             India                    45,500              299,149
     Morgan Stanley Growth Fund ...................................             India                     7,100                2,489
     Mutual Risk Management Ltd. ..................................            Bermuda                   23,350              392,572
                                                                                                                           ---------
                                                                                                                           1,231,780
                                                                                                                           ---------
     FOOD & HOUSEHOLD PRODUCTS 7.0%
(a)  Charoen Pokphand Feedmill Public Co. Ltd., fgn ...............          Thailand                  86,273              252,865
     Geest PLC ....................................................         United Kingdom               44,750              296,877
     Hazlewood Foods PLC ..........................................         United Kingdom              111,770              162,569
     Illovo Sugar Ltd. ............................................          South Africa               187,000              223,306
     McBride PLC ..................................................         United Kingdom               64,100              104,111
     National Foods Ltd. ..........................................           Australia                 182,091              320,374
     Perkins Foods PLC ............................................         United Kingdom              189,240              420,520
                                                                                                                           ---------
                                                                                                                           1,780,622
                                                                                                                           ---------
     FOREST PRODUCTS & PAPER 1.0%
     Crown Van Gelder Papierfabrieken NV ..........................          Netherlands                  6,115               72,644
(a)  Empaques Ponderosa SA de CV, B ...............................             Mexico                  151,800               72,896
     Munksjo AB ...................................................             Sweden                   12,995              100,843
                                                                                                                           ---------
                                                                                                                             246,383
                                                                                                                           ---------
     HEALTH & PERSONAL CARE 3.2%
     Internatio-Muller NV .........................................          Netherlands                  5,844              122,375
     Moulin International Holdings Ltd. ...........................           Hong Kong               2,271,176              219,127
     Ono Pharmaceutical Co Ltd. ...................................             Japan                    12,000              321,769
(a)  SkyePharma PLC ...............................................         United Kingdom              200,000              155,955
                                                                                                                           ---------
                                                                                                                            819,226
                                                                                                                           ---------
     INDUSTRIAL COMPONENTS 4.4%
     Granges AB ...................................................             Sweden                   14,679              306,352
     Sylea SA .....................................................             France                    4,447              217,134
     Weir Group PLC ...............................................         United Kingdom              120,900              429,853
     Yamato Kogyo Co. Ltd. ........................................             Japan                    41,000              184,968
                                                                                                                           ---------
                                                                                                                           1,138,307
                                                                                                                           ---------
     MACHINERY & ENGINEERING 2.1%
     Arcadis NV ...................................................          Netherlands                 37,875              299,324
     Laird Group PLC ..............................................         United Kingdom               62,000              245,487
                                                                                                                           ---------
                                                                                                                             544,811
                                                                                                                           ---------
     MERCHANDISING 13.4%
     Giordano International Ltd. ..................................           Hong Kong                 933,000              960,185
     Li & Fung Ltd. ...............................................           Hong Kong                 482,000            1,209,108
     Northwest Company Fund .......................................             Canada                   31,365              276,578
     SA des Galeries Lafayette ....................................             France                    4,300              713,420
     Samas-Groep NV ...............................................          Netherlands                 11,125              138,881
     Somerfield PLC ...............................................         United Kingdom               82,800              119,763
                                                                                                                           ---------
                                                                                                                           3,417,935
                                                                                                                           ---------
     METALS & MINING 6.4%
     Arbed SA .....................................................           Luxembourg                  1,448              146,360
     Boehler-Uddeholm AG ..........................................            Austria                    4,993              230,222
     Elkem ASA, A .................................................             Norway                   23,850              550,740
     Iluka Resources Ltd. .........................................           Australia                 110,370              292,730
     Pohang Iron & Steel Co. Ltd. .................................          South Korea                  2,625              300,046
     PT Tambang Timah .............................................           Indonesia                 165,500              115,465
                                                                                                                           ---------
                                                                                                                           1,635,563
                                                                                                                           ---------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



     TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                   COUNTRY           SHARES              VALUE
     -------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MULTI-INDUSTRY 3.3%
     Amer Group Ltd., A ........................................................       Finland               11,300      $   229,231
     Elementis PLC .............................................................    United Kingdom          142,000          184,737
     Nagron Nationaal Grondbezit NV ............................................     Netherlands              7,400          168,368
     Zehnder Holding AG, Br ....................................................     Switzerland                465          256,954
                                                                                                                         -----------
                                                                                                                             839,290
                                                                                                                         -----------
(a)  TELECOMMUNICATIONS .3%
     Digital Telecommunications Philippines Inc. ...............................     Philippines          2,198,000           76,357
                                                                                                                         -----------
     TEXTILES & APPAREL 1.2%
     Gamma Holding NV ..........................................................     Netherlands              3,000          115,373
     Inner Mongolia Erdos Cashmere Products Co. Ltd., B ........................        China               497,000          112,322
(a)  Yizheng Chemical Fibre Co. Ltd., H ........................................        China               326,000           91,214
                                                                                                                         -----------
                                                                                                                             318,909
                                                                                                                         -----------
     TRANSPORTATION 3.5%
(a)  Anangel-American Shipholdings Ltd., ADR ...................................        Greece               35,000          188,125
(a)  Neptune Orient Lines Ltd. .................................................      Singapore             105,000          140,588
(a)  Orient Overseas International Ltd. ........................................      Hong Kong             801,000          311,703
     Stolt Nielsen SA, ADR .....................................................        Norway               15,000          262,500
                                                                                                                         -----------
                                                                                                                             902,916
                                                                                                                         -----------
     UTILITIES ELECTRICAL & GAS 2.3%
     Endesa SA .................................................................        Spain                21,090          418,488
     Guangdong Electric Power Development Co Ltd., B ...........................        China               338,520          157,644
                                                                                                                         -----------
                                                                                                                             576,132
                                                                                                                         -----------
     TOTAL COMMON STOCKS (COST $19,652,772) ....................................                                          22,554,958
                                                                                                                         -----------
     PREFERRED STOCKS 5.2%
     Ballast Nedam NV, pfd .....................................................     Netherlands              6,700          147,045
     Confab Industrial SA, pfd .................................................        Brazil              212,800          206,145
     Fertilizantes Fosfatados SA, pfd ..........................................        Brazil           41,995,000          181,324
     Moebel Walther AG, pfd ....................................................       Germany                   50              393
     Telemig Celular Participacoes SA, ADR, pfd ................................        Brazil               10,695          493,975
     Weg SA, pfd ...............................................................        Brazil              507,200          308,840
                                                                                                                         -----------
     TOTAL PREFERRED STOCKS (COST $1,276,410) ..................................                                           1,337,722
                                                                                                                         -----------
     TOTAL LONG TERM INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $20,929,182)                                          23,892,680
                                                                                                                         -----------

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
                                                                                                      -----------
(h)   REPURCHASE AGREEMENTS 6.4%
      Barclays Bank PLC, 3.00%, 1/03/00 (Maturity Value $826,207)
        Collateralized by U.S. Treasury Notes and Bonds ...................        United States      $   826,000            826,000
      Morgan Stanley Group Inc., 3.00%, 1/03/00 (Maturity Value $820,205)
        Collateralized by U.S. Treasury Notes and Bonds ...................        United States          820,000            820,000
                                                                                                                         -----------
      TOTAL REPURCHASE AGREEMENTS (COST $1,646,000) .......................                                                1,646,000
                                                                                                                         -----------
      TOTAL INVESTMENTS (COST $22,575,182) 99.8% ..........................                                               25,538,680
      OTHER ASSETS, LESS LIABILITIES .2% ..................................                                                   51,469
                                                                                                                         -----------
      TOTAL NET ASSETS 100.0% .............................................                                              $25,590,149
                                                                                                                         ===========

(a) Non-income producing.
(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.


                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999



                                                                                                        SHARES/
     TEMPLETON PACIFIC GROWTH FUND                                              COUNTRY                WARRANTS             VALUE
     -------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS 94.2%
     BANKING 17.3%
     DBS Group Holdings Ltd. ....................................           Singapore                 295,663            $ 4,846,352
     HSBC Holdings PLC ..........................................           Hong Kong                  93,000              1,304,046
     Overseas Union Bank Ltd. ...................................           Singapore                 593,629              3,475,162
(a)  Philippine National Bank ...................................          Philippines              1,443,750              3,403,381
(a)  PT Bank Pan Indonesia TBK ..................................           Indonesia              12,365,250              1,194,497
(a)  Thai Farmers Bank Public Co. Ltd. ..........................           Thailand                   36,570                 41,900
(a)  Thai Farmers Bank Public Co. Ltd., fgn .....................           Thailand                1,466,880              2,462,388
                                                                                                                         -----------
                                                                                                                          16,727,726
                                                                                                                         -----------
     BROADCASTING & PUBLISHING 4.3%
     South China Morning Post Ltd. ..............................           Hong Kong               4,888,000              4,212,981
                                                                                                                         -----------
     BUILDING MATERIALS & COMPONENTS 2.0%
     Gujarat Ambuja Cements Ltd., GDR, Reg S ....................             India                    41,600                319,280
     Okumura Corp. ..............................................             Japan                   467,000              1,576,699
                                                                                                                         -----------
                                                                                                                           1,895,979
                                                                                                                         -----------
     BUSINESS & PUBLIC SERVICES 1.5%
     Kurita Water Industries Ltd. ...............................             Japan                    93,000              1,478,025
                                                                                                                         -----------
     CONSTRUCTION & HOUSING 3.5%
     Daito Trust Construction Co. Ltd. ..........................             Japan                    37,200                415,012
     Road King Infrastructure Ltd. ..............................           Hong Kong               3,831,977              2,316,883
     Toda Corp. .................................................             Japan                   184,000                707,658
                                                                                                                         -----------
                                                                                                                           3,439,553
                                                                                                                         -----------
     ELECTRICAL & ELECTRONICS 1.1%
     Fuji Photo Film Co. Ltd. ...................................             Japan                    28,000              1,022,068
     Hitachi Ltd. ...............................................             Japan                       800                 12,840
                                                                                                                         -----------
                                                                                                                           1,034,908
                                                                                                                         -----------
(a)  ENERGY SOURCES 1.2%
     Gas Authority of India Ltd., GDR, 144A .....................             India                   121,500              1,148,175
                                                                                                                         -----------
     FINANCIAL SERVICES 8.1%
     Commerce Asset-Holding Bhd .................................           Malaysia                1,572,000              4,033,421
(a)  Commerce Asset-Holding Bhd., wts., 3/16/02 .................           Malaysia                  163,750                173,230
     Nomura Securities Co. Ltd. .................................             Japan                   143,000              2,581,935
     Public Finance Bhd., fgn ...................................           Malaysia                  928,000              1,054,989
                                                                                                                         -----------
                                                                                                                           7,843,575
                                                                                                                         -----------
     FOREST PRODUCTS & PAPER 5.5%
(a)  Asia Pulp & Paper Co. Ltd., ADR ............................           Indonesia                 213,000              1,677,375
     Carter Holt Harvey Ltd. ....................................          New Zealand              2,411,800              3,150,407
(a)  PT Inti Indorayon Utama ....................................           Indonesia                 129,000                 17,538
(a)  PT Tjiwi Kimia TBK .........................................           Indonesia               1,388,741                452,148
(a)  PT Tjiwi Kimia TBK, wts., 7/15/02 ..........................           Indonesia                 192,880                 34,781
                                                                                                                         -----------
                                                                                                                           5,332,249
                                                                                                                         -----------
     INDUSTRIAL COMPONENTS 5.5%
     Fuji Heavy Industries Ltd. .................................             Japan                   476,000              3,260,753
     Mitsubishi Heavy Industries Ltd. ...........................             Japan                   605,000              2,018,936
                                                                                                                         -----------
                                                                                                                           5,279,689
                                                                                                                         -----------
     MERCHANDISING .6%
     Takashimaya Co. Ltd. .......................................             Japan                    81,418                560,926
                                                                                                                         -----------
     MISC MATERIALS & COMMODITIES 2.4%
     Golden Hope Plantations Bhd ................................           Malaysia                2,607,000              2,346,300
                                                                                                                         -----------
     MULTI-INDUSTRY 17.3%
     Broken Hill Proprietary Co. Ltd. ...........................           Australia                 211,000              2,770,567
     Cheung Kong Holdings Ltd. ..................................           Hong Kong                 270,000              3,429,922

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                                        SHARES/
TEMPLETON PACIFIC GROWTH FUND                                                       COUNTRY            WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
MULTI-INDUSTRY (CONT.)
Hutchison Whampoa Ltd. ...................................................         Hong Kong             188,000         $ 2,732,875
SIME Darby Bhd ...........................................................          Malaysia           1,798,800           2,281,636
Swire Pacific Ltd., A ....................................................         Hong Kong             435,000           2,568,534
Wheelock and Company Ltd. ................................................         Hong Kong           2,818,000           2,954,486
                                                                                                                         -----------
                                                                                                                          16,738,020
                                                                                                                         -----------
REAL ESTATE 5.4%
City Developments Ltd. ...................................................         Singapore             639,600           3,744,281
New World Development Co. Ltd. ...........................................         Hong Kong             658,978           1,483,517
                                                                                                                         -----------
                                                                                                                           5,227,798
                                                                                                                         -----------
TELECOMMUNICATIONS 2.7%
Cable & Wireless HKT Ltd. ................................................         Hong Kong             918,139           2,651,601
TEXTILES & APPAREL 3.4%
Nisshinbo Industries Inc. ................................................             Japan             469,000           2,120,448
Wacoal Corp. .............................................................             Japan             132,000           1,161,305
                                                                                                                         -----------
                                                                                                                           3,281,753
                                                                                                                         -----------
TRANSPORTATION 10.7%
East Japan Railway Co. ...................................................             Japan                 300           1,617,654
Guangshen Railway Co. Ltd., H., ADR ......................................             China             142,800             794,325
Hitachi Zosen Corp. ......................................................             Japan             843,000             635,230
Malaysian International Shipping Corp., fgn. .............................          Malaysia           1,467,267           2,413,268
Singapore Airlines Ltd. ..................................................         Singapore             432,300           4,905,716
                                                                                                                         -----------
                                                                                                                          10,366,193
                                                                                                                         -----------
UTILITIES ELECTRICAL & GAS 1.7%
CLP Holdings Ltd. ........................................................         Hong Kong             363,000           1,671,757
                                                                                                                         -----------
TOTAL COMMON STOCKS AND WARRANTS (COST $105,567,445) .....................                                                91,237,208
                                                                                                                         -----------
PREFERRED STOCKS (COST $233,259) .3%
Volkswagen AG, pfd .......................................................           Germany               7,240             233,243
                                                                                                                         -----------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $105,800,704) ........                                                91,470,451
                                                                                                                         -----------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                  -----------
(h) REPURCHASE AGREEMENT (COST $1,103,000) 1.1%
    Barclays Bank PLC, 3.00%, 1/03/00, (Maturity Value $1,103,276)
      Collateralized by U.S. Treasury Notes and Bonds ............         United States          $ 1,103,000              1,103,000
                                                                                                                         -----------
    TOTAL INVESTMENTS (COST $106,903,704) 95.6% ..................                                                        92,573,451
    OTHER ASSETS, LESS LIABILITIES 4.4% ..........................                                                         4,276,924
                                                                                                                         -----------
TOTAL NET ASSETS 100.0% ..........................................                                                       $96,850,375
                                                                                                                         -----------

(a) Non-income producing.
(h) At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.

156
                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

  CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
  ARS  - Argentinian Peso
  AUD  - Australian Dollar
  CAD  - Canadian Dollar
  DKK  - Danish Krone
  EUR  - Eurodollar
  GBP  - British Pound
  JPY  - Japanese Yen
  NZD  - New Zealand Dollar
  SEK  - Swedish Krona
  ZAR  - South African Rand

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                              FRANKLIN GLOBAL   FRANKLIN GLOBAL      FRANKLIN
                                              COMMUNICATIONS      HEALTH CARE        GROWTH AND   FRANKLIN HIGH   FRANKLIN INCOME
                                              SECURITIES FUND   SECURITIES FUND     INCOME FUND    INCOME FUND    SECURITIES FUND
                                              -----------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                         $ 668,413,801    $   9,954,271     $ 836,133,850   $ 370,407,419    $ 805,841,331
                                              -----------------------------------------------------------------------------------
  Value                                          966,283,904       11,482,423       965,338,636     308,651,646      765,475,932
 Cash                                                     --               --                --              78               --
 Receivables:
  Investment securities sold                      22,963,274            8,831         1,585,665              --        2,722,742
  Capital shares sold                                  9,230            6,509               500             400            1,114
  Dividends and interest                             657,175            2,821         2,678,085       6,681,072       10,200,768
                                              -----------------------------------------------------------------------------------
      Total assets                               989,913,583       11,500,584       969,602,886     315,333,196      778,400,556
                                              -----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased                  1,178,221               --         2,930,053              --          386,777
  Capital shares redeemed                            741,166           97,616           852,234         561,586        1,142,937
  Affiliates                                         381,836            6,555           395,914         145,690          324,187
  Professional fees                                   18,620            5,154            23,085          11,064           20,183
  Custodian fees                                      39,058               60             2,737             900            8,130
  Postage and mailing fees                            19,500              134            22,147          13,866           61,600
 Other liabilities                                    33,731              586            34,814          20,899           38,282
                                              -----------------------------------------------------------------------------------
      Total liabilities                            2,412,132          110,105         4,260,984         754,005        1,982,096
                                              -----------------------------------------------------------------------------------
      Net assets, at value                     $ 987,501,451    $  11,390,479     $ 965,341,902   $ 314,579,191    $ 776,418,460
                                              ===================================================================================
Net assets consist of:
 Undistributed net investment income           $  14,830,361    $       8,353     $  34,321,327   $     553,992    $  66,903,760
 Net unrealized appreciation (depreciation)      297,916,752        1,528,152       129,204,786     (61,755,773)     (40,366,752)
 Accumulated net realized gain (loss)            179,575,913       (1,815,371)       99,851,855      (7,698,408)      31,607,941
                                              ===================================================================================
 Capital shares                                  495,178,425       11,669,345       701,963,934     383,479,380      718,273,511
                                              ===================================================================================
      Net assets, at value                     $ 987,501,451    $  11,390,479     $ 965,341,902   $ 314,579,191    $ 776,418,460
                                              ===================================================================================

CLASS 1:
 Net assets, at value                          $ 987,010,844    $  11,307,496     $ 964,552,554   $ 314,131,070    $ 775,115,984
                                              ===================================================================================
 Shares outstanding                               39,708,482        1,151,882        54,258,632      31,854,851       52,763,566
                                              ===================================================================================
 Net asset value and offering price per
   share                                       $       24.86    $        9.82     $       17.78   $        9.86    $       14.69
                                              ===================================================================================

CLASS 2:
 Net assets, at value                          $     490,607    $      82,983     $     789,348   $     448,121    $   1,302,476
                                              ===================================================================================
 Shares outstanding                                   19,798            8,478            44,525          45,594           88,922
                                              ===================================================================================
 Net asset value and offering price per share  $       24.78    $        9.79     $       17.73   $        9.83    $       14.65
                                              ===================================================================================


158                    See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                              FRANKLIN LARGE      FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                CAP GROWTH      MONEY MARKET    NATURAL RESOURCES    REAL ESTATE    RISING DIVIDENDS
                                              SECURITIES FUND       FUND         SECURITIES FUND         FUND             FUND
                                              --------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                         $ 296,591,908    $ 374,423,913     $  42,023,306     $ 168,965,027     $ 405,938,782
                                              ======================================================================================
  Value                                          409,649,931      374,423,913        43,000,367       159,612,641       447,688,693
 Receivables:
  Investment securities sold                       2,297,284               --                --                --         3,678,852
  Capital shares sold                                574,585           18,606               196            22,263                --
  Dividends and interest                             263,902        1,670,247            17,633         1,644,788           969,559
                                              --------------------------------------------------------------------------------------
     Total assets                                412,785,702      376,112,766        43,018,196       161,279,692       452,337,104
                                              --------------------------------------------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased                  3,941,450               --                --                --                --
  Capital shares redeemed                            517,117        3,288,313            57,482           176,689           901,053
  Affiliates                                         251,167          162,841            22,006            77,941           290,866
  Professional fees                                   10,052           10,931             5,732             8,397            14,293
  Custodian fees                                         884              928               360               888             1,342
  Postage and mailing fees                             3,443            7,100             1,020             7,310            14,165
 Distributions to shareholders                            --            3,639                --                --                --
 Other liabilities                                     5,122            9,671             2,179             6,724            17,480
                                              --------------------------------------------------------------------------------------
     Total liabilities                             4,729,235        3,483,423            88,779           277,949         1,239,199
                                              --------------------------------------------------------------------------------------
       Net assets, at value                    $ 408,056,467    $ 372,629,343     $  42,929,417     $ 161,001,743     $ 451,097,905
                                              --------------------------------------------------------------------------------------

Net assets consist of:
 Undistributed net investment income           $   2,086,309    $          --     $     303,873     $  11,229,198     $   7,986,383
 Net unrealized appreciation (depreciation)      113,058,023               --           977,144        (9,352,386)       41,749,911
 Accumulated net realized gain (loss)             23,069,651               --       (21,709,873)        1,863,614        62,037,403
 Capital shares                                  269,842,484      372,629,343        63,358,273       157,261,317       339,324,208
                                              --------------------------------------------------------------------------------------
       Net assets, at value                    $ 408,056,467    $ 372,629,343     $  42,929,417     $ 161,001,743     $ 451,097,905
                                              ======================================================================================
CLASS 1:
 Net assets, at value                          $ 407,514,949    $ 364,027,743     $  42,860,980     $ 158,552,597     $ 450,548,979
                                              ======================================================================================
 Shares outstanding                               19,338,106      364,027,743         3,920,071        10,626,952        33,103,810
                                              ======================================================================================
 Net asset value and offering price per
   share                                       $       21.07    $        1.00     $       10.93     $       14.92     $       13.61
                                              ======================================================================================
CLASS 2:
 Net assets, at value                          $     541,518    $   8,601,600     $      68,437     $   2,449,146     $     548,926
                                              ======================================================================================
 Shares outstanding                                   25,776        8,601,600             6,271           164,643            40,467
                                              ======================================================================================
 Net asset value and offering price per
   share                                       $       21.01    $        1.00     $       10.91     $       14.88     $       13.56
                                              ======================================================================================


                              See notes to financial statements.           159

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                               FRANKLIN       FRANKLIN          FRANKLIN          FRANKLIN         FRANKLIN
                                              SMALL CAP    U.S. GOVERNMENT        VALUE         ZERO COUPON       ZERO COUPON
                                                 FUND            FUND        SECURITIES FUND     FUND - 2000      FUND - 2005
                                           -----------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                     $ 270,107,360    $ 530,147,911     $  12,525,372     $  69,904,479    $  63,480,525
                                           ===================================================================================
  Value                                      492,179,597      513,423,554        12,519,607        71,048,688       66,083,068
 Receivables:
  Investment securities sold                     786,759           69,247                --                --               --
  Capital shares sold                          2,277,635            1,404           118,161                26               --
  Dividends and interest                         258,996        4,179,403            15,319                --               --
                                           -----------------------------------------------------------------------------------
     Total assets                            495,502,987      517,673,608        12,653,087        71,048,714       66,083,068
                                           -----------------------------------------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased                380,813               --            55,855                --               --
  Capital shares redeemed                        593,752          489,174                17            81,145          142,329
  Affiliates                                     280,429          224,127             8,010            37,877           35,800
  Professional fees                                9,701           14,550             5,174             6,263            6,171
  Custodian fees                                     795            1,575                27               213              255
  Postage and mailing fees                         6,180           15,000               270             1,710            1,365
 Other liabilities                                12,455           18,876               372             3,966            2,284
                                           -----------------------------------------------------------------------------------
     Total liabilities                         1,284,125          763,302            69,725           131,174          188,204
                                           -----------------------------------------------------------------------------------
       Net assets, at value                $ 494,218,862    $ 516,910,306     $  12,583,362     $  70,917,540    $  65,894,864
                                           ===================================================================================
Net assets consist of:
 Undistributed net investment income       $          --    $     429,066     $      67,960     $      68,432    $      57,529
 Accumulated net operating loss                     (103)              --                --                --               --
 Net unrealized appreciation
   (depreciation)                            222,072,237      (16,724,357)           (5,765)        1,144,209        2,602,543
 Accumulated net realized gain (loss)         35,868,908      (10,874,414)         (607,950)          654,117        1,576,658
 Capital shares                              236,277,820      544,080,011        13,129,117        69,050,782       61,658,134
                                           -----------------------------------------------------------------------------------
       Net assets, at value                $ 494,218,862    $ 516,910,306     $  12,583,362     $  70,917,540    $  65,894,864
                                           ===================================================================================

CLASS 1:
 Net assets, at value                      $ 488,062,459    $ 515,033,351     $  11,320,426     $  70,917,540    $  65,894,864
                                           ===================================================================================
 Shares outstanding                           18,165,015       43,707,548         1,432,771         5,642,029        4,541,817
                                           ===================================================================================
 Net asset value and offering price per
   share                                   $       26.87    $       11.78     $        7.90     $       12.57    $       14.51
                                           ===================================================================================
CLASS 2:
 Net assets, at value                      $   6,156,403    $   1,876,955     $   1,262,936                --               --
                                           ===================================================================================
 Shares outstanding                              229,712          159,393           160,310                --               --
                                           ===================================================================================
 Net asset value and offering price per
   share                                   $       26.80    $       11.78     $        7.88                --               --
                                           ===================================================================================


160                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                             FRANKLIN                                              TEMPLETON          TEMPLETON
                                           ZERO COUPON    MUTUAL DISCOVERY    MUTUAL SHARES    DEVELOPING MARKETS   GLOBAL ASSET
                                            FUND - 2010   SECURITIES FUND    SECURITIES FUND      EQUITY FUND      ALLOCATION FUND
                                           ---------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                     $ 62,664,376     $166,938,099       $398,488,380       $147,089,731       $ 59,141,054
                                           =======================================================================================
  Value                                      66,432,342      197,700,850        447,327,389        187,915,549         61,336,545
 Cash                                                --        1,632,574          2,419,529                 --                964
 Receivables:
  Investment securities sold                         --        3,345,798          8,114,832            498,432            184,517
  Capital shares sold                                --           79,409             82,121          2,369,754              4,400
  Dividends and interest                             --          395,218            942,716            412,280            485,988
  Unrealized gain on forward exchange
    contracts (Note 6)                               --        2,192,491          1,657,673                 --                 --
  Deposits with brokers for securities
    sold short                                       --        5,265,787          9,023,384                 --                 --
                                           ---------------------------------------------------------------------------------------
      Total assets                           66,432,342      210,612,127        469,567,644        191,196,015         62,012,414
                                           ---------------------------------------------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased                    --        1,301,351          3,507,413                 --                 --
  Capital shares redeemed                       330,804          130,162            540,336            141,885            244,521
  Affiliates                                     36,320          159,380            285,098            190,986             43,156
  Professional fees                               6,257            6,471             11,020              5,295              3,503
  Custodian fees                                    120            7,186              6,937            106,327             37,101
  Postage and mailing fees                        4,550           13,689              8,621             12,274              6,994
 Funds advanced by custodian                         --               --                 --          1,343,934                 --
 Securities sold short, at value
   (proceeds $4,261,538 and $8,791,377,
   respectively)                                     --        5,113,253         10,521,527                 --                 --
 Due to broker, variation margin                     --          124,606            203,014                 --                 --
 Unrealized loss on forward exchange
   contracts (Note 6)                                --          553,422            478,156                 --             34,062
 Other liabilities                                4,949           12,821             10,928             19,948              3,339
                                           ---------------------------------------------------------------------------------------
     Total liabilities                          383,000        7,422,341         15,573,050          1,820,649            372,676
                                           ---------------------------------------------------------------------------------------
       Net assets, at value                $ 66,049,342     $203,189,786       $453,994,594       $189,375,366       $ 61,639,738
                                           ======================================================================================


                     See notes to financial statements.                     161

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                          FRANKLIN                                                TEMPLETON           TEMPLETON
                                         ZERO COUPON   MUTUAL DISCOVERY     MUTUAL SHARES    DEVELOPING MARKETS     GLOBAL ASSET
                                         FUND - 2010    SECURITIES FUND    SECURITIES FUND      EQUITY FUND        ALLOCATION FUND
                                       -------------------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment
   income                              $      58,754      $   4,226,422      $   8,337,233     $   1,222,672        $     103,182
 Net unrealized appreciation               3,767,966         31,507,187         48,194,718        40,825,818            2,157,734
 Accumulated net realized gain
   (loss)                                    903,707         (7,818,567)         7,886,339       (71,121,088)          (1,856,176)
 Capital shares                           61,318,915        175,274,744        389,576,304       218,447,964           61,234,998
                                       -------------------------------------------------------------------------------------------
     Net assets, at value              $  66,049,342      $ 203,189,786      $ 453,994,594     $ 189,375,366        $  61,639,738
                                       ===========================================================================================
CLASS 1:
 Net assets, at value                  $  66,049,342      $ 202,776,796      $ 448,278,273     $ 189,029,214        $  61,587,834
                                       ===========================================================================================
 Shares outstanding                        4,668,716         14,940,641         33,894,944        18,016,256            5,214,732
                                       ===========================================================================================
 Net asset value and offering price
   per share                           $       14.15      $       13.57      $       13.23     $       10.49        $       11.81
                                       ===========================================================================================
CLASS 2:
 Net assets, at value                             --      $     412,990      $   5,716,321     $     346,152        $      51,904
                                       ===========================================================================================
 Shares outstanding                               --             30,497            431,392            33,093                4,401
                                       ===========================================================================================
 Net asset value and offering price
   per share                                      --      $       13.54      $       13.25     $       10.46        $       11.79
                                       ===========================================================================================


162               See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1999

                                                                                                  TEMPLETON
                                             TEMPLETON       TEMPLETON        TEMPLETON          INTERNATIONAL       TEMPLETON
                                              GLOBAL       GLOBAL INCOME    INTERNATIONAL           SMALLER           PACIFIC
                                            GROWTH FUND   SECURITIES FUND    EQUITY FUND         COMPANIES FUND      GROWTH FUND
                                         ----------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost                                   $ 618,675,494     $  95,007,070     $ 631,466,875        $  22,575,182     $ 106,903,704
                                         ========================================================================================
  Value                                    712,189,102        89,680,803       781,132,688           25,538,680        92,573,451
 Cash                                            1,048               842                --                  243           865,453
 Receivables:
  Investment securities sold                    55,761                --            61,059                   --         3,687,557
  Capital shares sold                           81,193                --             4,141               41,346            25,000
  Dividends and interest                     1,526,955         1,668,566         1,852,850               58,116            45,680
                                         ----------------------------------------------------------------------------------------
     Total assets                          713,854,059        91,350,211       783,050,738           25,638,385        97,197,141
                                         ----------------------------------------------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased                   --                --            38,774                   --                --
  Capital shares redeemed                      363,294           123,169         1,934,454               10,007           195,707
  Affiliates                                   498,764            45,155           538,494               21,851           103,299
  Professional fees                             17,057             5,160            24,843                2,176             4,016
  Custodian fees                               104,938             9,732            88,830               10,323            17,778
  Postage and mailing fees                      42,643             7,312            33,596                1,980             9,063
 Funds advanced by custodian                        --                --            61,484                   --                --
 Unrealized loss on forward exchange
   contracts (Note 6)                               --           169,791                --                   --                --
 Other liabilities                              33,913             9,981            61,271                1,899            16,903
                                         ----------------------------------------------------------------------------------------
     Total liabilities                       1,060,609           370,300         2,781,746               48,236           346,766
                                         ----------------------------------------------------------------------------------------
       Net assets, at value              $ 712,793,450     $  90,979,911     $ 780,268,992        $  25,590,149     $  96,850,375
                                         ========================================================================================
Net assets consist of:
 Undistributed net investment income     $  11,248,397     $     229,905     $          --        $     502,859     $      91,959
 Accumulated distributions in excess
   of net investment income                         --                --          (580,604)                  --                --
 Net unrealized appreciation
   (depreciation)                           93,513,608        (5,517,389)      149,665,813            2,963,498       (14,330,253)
 Accumulated net realized gain (loss)       73,981,403        (7,482,293)      185,159,922           (4,537,241)      (51,642,014)
 Capital shares                            534,050,042       103,749,688       446,023,861           26,661,033       162,730,683
                                         ----------------------------------------------------------------------------------------
       Net assets, at value              $ 712,793,450     $  90,979,911     $ 780,268,992        $  25,590,149     $  96,850,375
                                         ========================================================================================
CLASS 1:
 Net assets, at value                    $ 708,310,592     $  90,537,399     $ 777,036,693        $  23,541,460     $  96,738,284
                                         ========================================================================================
 Shares outstanding                         45,321,675         8,179,658        43,288,146            2,126,632         9,490,308
                                         ========================================================================================
 Net asset value and offering price
   per share                             $       15.63     $       11.07     $       17.95        $       11.07     $       10.19
                                         ========================================================================================
CLASS 2:
 Net assets, at value                    $   4,482,858     $     442,512     $   3,232,299        $   2,048,689     $     112,091
                                         ========================================================================================
 Shares outstanding                            287,317            40,077           180,538              185,021            10,984
                                         ========================================================================================
 Net asset value and offering price
   per share                             $       15.60     $       11.04     $       17.90        $       11.07     $       10.20
                                         ========================================================================================


                See notes to financial statements.                        163

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                           FRANKLIN GLOBAL    FRANKLIN GLOBAL      FRANKLIN
                                           COMMUNICATIONS      HEALTH CARE        GROWTH AND      FRANKLIN HIGH    FRANKLIN INCOME
                                           SECURITIES FUND   SECURITIES FUND      INCOME FUND      INCOME FUND     SECURITIES FUND
                                          ----------------------------------------------------------------------------------------
Investment income:(+)
 Dividends                                 $  19,529,589      $      63,373      $  36,607,257    $     104,720     $  24,123,563
 Interest                                      1,138,951             27,531          3,087,666       40,581,814        52,504,261
                                          ----------------------------------------------------------------------------------------
     Total investment income                  20,668,540             90,904         39,694,923       40,686,534        76,627,824
                                          ----------------------------------------------------------------------------------------

Expenses:
 Management fees (Note 3)                      4,247,909             59,620          5,454,205        1,992,885         4,605,869
 Administrative fees (Note 3)                         --             15,012                 --               --                --
 Distribution fees (Note 3)
  Class 2                                            538                 79              1,395              344             1,250
 Custodian fees                                  163,582                232              8,910            4,176            42,728
 Reports to shareholders                          85,845                902            109,550           43,584           134,635
 Professional fees                                44,244              5,352             53,507           23,108            44,745
 Trustees' fees and expenses                       7,343                 82              9,640            3,225             8,114
 Other                                            18,412                607             13,189           18,344            22,791
                                          ----------------------------------------------------------------------------------------
     Total expenses                            4,567,873             81,886          5,650,396        2,085,666         4,860,132
                                          ----------------------------------------------------------------------------------------
       Net investment income                  16,100,667              9,018         34,044,527       38,600,868        71,767,692
                                          ----------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
  Investments                                179,577,293         (1,553,921)        99,968,490       (7,698,408)       24,923,522
  Foreign currency transactions               (1,270,291)              (583)          (237,791)          (1,982)          (93,012)
                                          ----------------------------------------------------------------------------------------
       Net realized gain (loss)              178,307,002         (1,554,504)        99,730,699       (7,700,390)       24,830,510
 Net unrealized appreciation
 (depreciation) on:
  Investments                                100,162,131            652,159       (115,708,567)     (29,388,750)     (113,078,223)
  Translation of assets and liabilities
  denominated in foreign currencies               46,650                 --              5,820              465              (719)
                                          ----------------------------------------------------------------------------------------
       Net unrealized appreciation
          (depreciation)                     100,208,781            652,159       (115,702,747)     (29,388,285)     (113,078,942)
                                          ----------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss)                                     278,515,783           (902,345)       (15,972,048)     (37,088,675)      (88,248,432)
                                          ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                 $ 294,616,450         $ (893,327)     $  18,072,479    $   1,512,193     $ (16,480,740)
                                          ========================================================================================


(+) Net of foreign taxes and fees of $708,880, $542, $313,282, and $38,336 for the Franklin Global Communications Securities Fund, the Franklin Global Health Care Securities Fund, the Franklin Growth and Income Fund, and the Franklin Income Securities Fund, respectively.


164                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                               FRANKLIN           FRANKLIN          FRANKLIN          FRANKLIN      FRANKLIN RISING
                                           LARGE CAP GROWTH    MONEY MARKET    NATURAL RESOURCES    REAL ESTATE        DIVIDENDS
                                            SECURITIES FUND         FUND         SECURITIES FUND        FUND              FUND
                                           ----------------------------------------------------------------------------------------
Investment income:(+)
 Dividends                                 $   2,583,330      $          --       $     542,986    $  11,325,218     $  11,987,239
 Interest                                      2,058,028         19,768,523              66,359          300,341           417,263
                                           ----------------------------------------------------------------------------------------
     Total investment income                   4,641,358         19,768,523             609,345       11,625,559        12,404,502
                                           ----------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                      2,501,063          1,971,026             293,810        1,197,913         4,308,795
 Distribution fees (Note 3)
  Class 2                                          1,056              6,301                 120              844               708
 Custodian fees                                    3,333              3,894               1,466            2,848             5,764
 Reports to shareholders                          22,900             34,596               4,549           23,690            60,158
 Professional fees                                18,418             20,932               7,120           14,001            29,748
 Trustees' fees and expenses                       2,766              3,287                 393            1,802             4,917
 Other                                             4,247              4,365                 948            2,368             7,079
                                           ----------------------------------------------------------------------------------------
     Total expenses                            2,553,783          2,044,401             308,406        1,243,466         4,417,169
                                           ----------------------------------------------------------------------------------------
       Net investment income                   2,087,575         17,724,122             300,939       10,382,093         7,987,333
                                           ----------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain from:
  Investments                                 26,589,913                208           1,696,606        2,394,868        62,450,636
  Foreign currency transactions                       --                 --              12,610               --                --
                                           ----------------------------------------------------------------------------------------
       Net realized gain                      26,589,913                208           1,709,216        2,394,868        62,450,636
 Net unrealized appreciation
 (depreciation) on:
  Investments                                 68,147,813                 --          11,169,592      (25,421,990)     (130,647,558)
  Translation of assets and liabilities
    denominated in foreign currencies                 --                 --                  83               --                --
                                           ----------------------------------------------------------------------------------------
 Net unrealized appreciation
 (depreciation)                               68,147,813                 --          11,169,675      (25,421,990)     (130,647,558)
                                           ----------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss)                                      94,737,726                208          12,878,891      (23,027,122)      (68,196,922)
                                           ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $  96,825,301      $  17,724,330       $  13,179,830     $(12,645,029)    $ (60,209,589)
                                           =======================================================================================


(+) Net of foreign taxes and fees of $23,179, $14,987, and $27,887 for the Franklin Large Cap Growth Securities Fund, the Franklin Natural Resources Securities Fund, and the Franklin Rising Dividends Fund, respectively.


                  See notes to financial statements.                       165

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                   FRANKLIN         FRANKLIN          FRANKLIN          FRANKLIN         FRANKLIN
                                                  SMALL CAP     U.S. GOVERNMENT    VALUE SECURITIE    SZERO COUPON      ZERO COUPON
                                                     FUND             FUND              FUND          FUND - 2000       FUND - 2005
                                               ------------------------------------------------------------------------------------
Investment income:(+)
 Dividends                                     $   1,421,876     $          --     $     126,152     $          --    $          --
 Interest                                            850,619        41,275,425            27,280         6,070,884        4,946,023
                                               ------------------------------------------------------------------------------------
     Total investment income                       2,272,495        41,275,425           153,432         6,070,884        4,946,023
                                               ------------------------------------------------------------------------------------

Expenses:
 Management fees (Note 3)                          2,375,111         3,000,062            62,295           506,237          470,096
 Administrative fees (Note 3)                             --                --            15,666                --               --
 Distribution fees (Note 3)
  Class 2                                              1,972             3,195               573                --               --
 Custodian fees                                        3,187             6,255               103               854            1,066
 Reports to shareholders                              26,331            61,929               895             7,589            5,452
 Professional fees                                    18,046            31,359             5,453             8,405            8,054
 Trustees' fees and expenses                           2,590             5,135                86               681              633
 Other                                                 6,930             4,676               336                --               --
                                               ------------------------------------------------------------------------------------
     Total expenses                                2,434,167         3,112,611            85,407           523,766          485,301
                                               ------------------------------------------------------------------------------------
       Net investment income (loss)                 (161,672)       38,162,814            68,025         5,547,118        4,460,722
                                               ------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments                                     36,534,514         2,048,000          (517,910)          654,496        1,576,953
  Foreign currency transactions                         (103)               --                --                --               --
                                               ------------------------------------------------------------------------------------
       Net realized gain (loss)                   36,534,411         2,048,000          (517,910)          654,496        1,576,953
 Net unrealized appreciation (depreciation)
   on investments                                205,811,890       (45,913,508)          396,623        (3,836,376)     (10,787,808)
                                               ------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)          242,346,301       (43,865,508)         (121,287)       (3,181,880)      (9,210,855)
                                               ------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $ 242,184,629     $  (5,702,694)    $     (53,262)    $   2,365,238    $  (4,750,133)
                                               ====================================================================================

(+) Net of foreign taxes and fees of $152 for the Franklin Value Securities
Fund.


166                           See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                      TEMPLETON
                                                 FRANKLIN                                            DEVELOPING       TEMPLETON
                                                ZERO COUPON    MUTUAL DISCOVERY    MUTUAL SHARES        MARKETS      GLOBAL ASSET
                                                FUND - 2010     SECURITIES FUND   SECURITIES FUND     EQUITY FUND   ALLOCATION FUND
                                              -------------------------------------------------------------------------------------
Investment income:(+)
 Dividends                                    $          --      $   3,428,109     $   5,743,802    $   4,068,177    $   1,320,763
 Interest                                         5,211,404          1,464,797         5,503,121           32,409        1,474,063
                                              -------------------------------------------------------------------------------------
    Total investment income                       5,211,404          4,892,906        11,246,923        4,100,586        2,794,826
                                              -------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                           502,424          1,617,147         2,833,172        2,116,025          450,496
 Administrative fees (Note 3)                            --            302,448           667,459               --          103,961
 Distribution fees (Note 3)
  Class 2                                                --                478             3,794              848               98
 Custodian fees                                         737             30,400            28,000          203,000               --
 Reports to shareholders                             10,354             18,200            57,824            9,600            7,139
 Professional fees                                    8,758             13,100            37,100           28,900            4,400
 Trustees' fees and expenses                            677              1,800             3,900            1,400              100
 Dividends for securities sold short                     --             40,701           108,548               --               --
 Other                                                  719              2,155                --              153               --
                                              -------------------------------------------------------------------------------------
    Total expenses                                  523,669          2,026,429         3,739,797        2,359,926          566,194
                                              -------------------------------------------------------------------------------------
      Net investment income                       4,687,735          2,866,477         7,507,126        1,740,660        2,228,632
                                              -------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
  Investments(++)                                   996,100          2,136,546        10,284,316      (34,617,401)        (760,254)
  Short sale transactions                                --           (400,198)        4,016,951               --               --
  Foreign currency transactions                          --          5,275,927         4,802,319          (83,976)        (248,788)
                                              -------------------------------------------------------------------------------------
      Net realized gain (loss)                      996,100          7,012,275        19,103,586      (34,701,377)      (1,009,042)
 Net unrealized appreciation
   (depreciation) on:
   Investments                                  (16,515,434)        29,826,229        30,546,374      107,019,557        3,381,134
   Translation of assets and liabilities
    denominated in foreign currencies                    --          2,642,118         1,007,670               --          (43,069)
                                              -------------------------------------------------------------------------------------
    Net unrealized appreciation
      (depreciation)                            (16,515,434)        32,468,347        31,554,044      107,019,557        3,338,065
                                              -------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)     (15,519,334)        39,480,622        50,657,630       72,318,180        2,329,023
                                              -------------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations               $ (10,831,599)     $  42,347,099     $  58,164,756    $  74,058,840    $   4,557,655
                                              =====================================================================================


(+) Net of foreign taxes and fees of $310,558, $228,493, $401,706, and $119,197, for the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Developing Markets Equity Fund, and the Templeton Global Asset Allocation Fund, respectively.

(++) Net of foreign taxes of $181,680 for the Templeton Developing Markets Equity Fund.


                        See notes to financial statements.                 167

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                  TEMPLETON
                                              TEMPLETON         TEMPLETON         TEMPLETON     INTERNATIONAL       TEMPLETON
                                               GLOBAL        GLOBAL INCOME      INTERNATIONAL      SMALLER           PACIFIC
                                             GROWTH FUND     SECURITIES FUND     EQUITY FUND    COMPANIES FUND      GROWTH FUND
                                           ------------------------------------------------------------------------------------
Investment income:(+)
 Dividends                                 $  17,650,467      $          --     $  23,609,099   $     826,264     $   1,938,963
 Interest                                      1,839,194          7,427,021         1,793,509          32,478            60,334
                                           ------------------------------------------------------------------------------------
     Total investment income                  19,489,661          7,427,021        25,402,608         858,742         1,999,297
                                           ------------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                      5,923,920            714,454         6,729,368         201,942           995,038
 Administrative fees (Note 3)                         --                 --                --          35,637                --
 Distribution fees (Note 3)
  Class 2                                          4,155                328             6,771           1,086               217
 Custodian fees                                  215,000             39,100           509,300          20,200            76,600
 Reports to shareholders                          65,000              9,600            57,100           3,400                --
 Professional fees                                30,700              6,800            46,800           2,700             2,700
 Trustees' fees and expenses                       5,800                800             7,000             200               700
 Other                                             4,289                864             7,534             164               444
                                           ------------------------------------------------------------------------------------
     Total expenses                            6,248,864            771,946         7,363,873         265,329         1,075,699
                                           ------------------------------------------------------------------------------------
       Net investment income                  13,240,797          6,655,075        18,038,735         593,413           923,598
                                           ------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments                                 73,984,430         (6,186,749)      185,163,322      (1,993,271)      (26,964,120)
  Foreign currency transactions                 (990,366)           131,489        (2,364,590)        (20,383)          151,613
                                           ------------------------------------------------------------------------------------
       Net realized gain (loss)               72,994,064         (6,055,260)      182,798,732      (2,013,654)      (26,812,507)
 Net unrealized appreciation
 (depreciation) on:
  Investments                                 47,953,928         (8,129,020)      (12,829,338)      6,488,119        59,369,564
  Translation of assets and liabilities
    denominated in foreign currencies                 --           (241,188)               --              --           (81,252)
                                           ------------------------------------------------------------------------------------
 Net unrealized appreciation
   (depreciation)                             47,953,928         (8,370,208)      (12,829,338)      6,488,119        59,288,312
                                           ------------------------------------------------------------------------------------
Net realized and unrealized gain
  (loss)                                     120,947,992        (14,425,468)      169,969,394       4,474,465        32,475,805
                                           ------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                 $ 134,188,789      $  (7,770,393)    $ 188,008,129   $   5,067,878     $  33,399,403
                                           ====================================================================================


(+)  Net of foreign taxes and fees of $1,502,264, $2,441,553, $93,421, and
$162,316 for the Templeton Global Growth Fund, the Templeton International Equity Fund, the Templeton International Smaller Companies Fund, and the Templeton Pacific Growth Fund, respectively.


168                             See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                           FRANKLIN GLOBAL             FRANKLIN GLOBAL HEALTH             FRANKLIN GROWTH
                                    COMMUNICATIONS SECURITIES FUND       CARE SECURITIES FUND              AND INCOME FUND
                                    ----------------------------------------------------------------------------------------------
                                          1999             1998            1999           1998(*)       1999              1998
                                    ----------------------------------------------------------------------------------------------
Increase (decrease) in net
assets:
 Operations:
  Net investment income             $  16,100,667   $   33,039,638    $     9,018    $   25,087   $   34,044,527    $   44,009,803
  Net realized gain (loss)
    from investments and foreign
    currency transactions             178,307,002       80,008,445     (1,554,504)     (261,450)      99,730,699       119,155,296
  Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies                100,208,781       (5,715,083)       652,159       875,993     (115,702,747)      (59,404,856)
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting
  from operations                     294,616,450      107,333,000       (893,327)      639,630       18,072,479       103,760,243
 Distributions to shareholders
 from:
  Net investment income:
   Class 1                            (32,989,434)     (42,481,848)       (25,070)           --      (42,738,181)      (43,569,458)
   Class 2                                (10,171)              --            (99)           --          (22,072)               --
  Net realized gains:
   Class 1                            (79,892,779)     (61,944,426)            --            --     (119,137,890)     (102,500,145)
   Class 2                                (24,631)              --             --            --          (61,531)               --
                                    ----------------------------------------------------------------------------------------------
 Total distributions
 to shareholders                     (112,917,015)    (104,426,274)       (25,169)           --     (161,959,674)     (146,069,603)
 Capital share transactions:
 (Note 2)
   Class 1                           (181,373,622)    (146,055,631)     3,243,389     8,350,695     (210,389,340)       22,576,507
   Class 2                                420,442               --         75,261            --          875,164                --
                                    ----------------------------------------------------------------------------------------------
 Total capital share transactions    (180,953,180)    (146,055,631)     3,318,650     8,350,695     (209,514,176)       22,576,507
Net increase (decrease)
 in net assets                            746,255     (143,148,905)     2,400,154     8,990,325     (353,401,371)      (19,732,853)
Net assets
 Beginning of year                    986,755,196    1,129,904,101      8,990,325            --    1,318,743,273     1,338,476,126
                                    ----------------------------------------------------------------------------------------------
 End of year                        $ 987,501,451   $  986,755,196    $11,390,479    $8,990,325   $  965,341,902    $1,318,743,273
                                    ==============================================================================================
Undistributed net investment
income included in net assets:
  End of year                       $  14,830,361   $   32,999,590    $     8,353    $   25,087   $   34,321,327    $   43,273,575
                                    ==============================================================================================


*  For the period May 1, 1998 (effective date) to December 31, 1998.


                       See notes to financial statements.                 169

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                      FRANKLIN HIGH INCOME FUND                 FRANKLIN INCOME SECURITIES FUND
                                            -------------------------------------------------------------------------------------
                                                       1999                   1998                   1999                   1998
                                            -------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $    38,600,868        $    48,463,944        $    71,767,692        $    90,721,586
  Net realized gain (loss) from
    investments and foreign
    currency transactions                        (7,700,390)            11,863,739             24,830,510             21,750,117
  Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies                          (29,388,285)           (53,325,986)          (113,078,942)           (93,203,950)
                                            -------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                1,512,193              7,001,697            (16,480,740)            19,267,753
 Distributions to shareholders from:
  Net investment income:
   Class 1                                      (85,622,207)           (44,113,847)           (80,764,333)          (102,762,930)
   Class 2                                         (105,289)                    --                (43,625)                    --
  Net realized gains:
   Class 1                                      (12,520,156)            (2,617,950)           (28,938,989)           (24,268,308)
   Class 2                                          (13,492)                    --                (15,631)                    --
                                            -------------------------------------------------------------------------------------
 Total distributions to shareholders            (98,261,144)           (46,731,797)          (109,762,578)          (127,031,238)
 Capital share transactions: (Note 2)
   Class 1                                      (35,847,371)            (9,697,227)          (284,567,490)          (113,183,247)
   Class 2                                          567,008                     --              1,389,381                     --
                                            -------------------------------------------------------------------------------------
 Total capital share transactions               (35,280,363)            (9,697,227)          (283,178,109)          (113,183,247)
Net increase (decrease)
 in net assets                                 (132,029,314)           (49,427,327)          (409,421,427)          (220,946,732)
Net assets
 Beginning of year                              446,608,505            496,035,832          1,185,839,887          1,406,786,619
                                            -------------------------------------------------------------------------------------
 End of year                                $   314,579,191        $   446,608,505        $   776,418,460        $ 1,185,839,887
                                            =====================================================================================
Undistributed net investment
income included in net assets:
  End of year                               $       553,992        $    48,138,649        $    66,903,760        $    82,921,968
                                            =====================================================================================

                                                         FRANKLIN LARGE CAP
                                                       GROWTH SECURITIES FUND
                                            ---------------------------------------
                                                       1999                   1998
                                            ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $     2,087,575        $     1,514,533
  Net realized gain (loss) from
    investments and foreign
    currency transactions                        26,589,913             (3,325,719)
  Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies                           68,147,813             31,691,954
                                            ---------------------------------------
Net increase (decrease) in net
  assets resulting from operations               96,825,301             29,880,768
 Distributions to shareholders from:
  Net investment income:
   Class 1                                       (1,509,956)              (539,187)
   Class 2                                           (1,301)                    --
  Net realized gains:
   Class 1                                               --                     --
   Class 2                                               --                     --
                                            ---------------------------------------
 Total distributions to shareholders             (1,511,257)              (539,187)
 Capital share transactions: (Note 2)
   Class 1                                       91,430,051             82,255,070
   Class 2                                          360,734                     --
                                            ---------------------------------------
 Total capital share transactions                91,790,785             82,255,070
Net increase (decrease)
 in net assets                                  187,104,829            111,596,651
Net assets
 Beginning of year                              220,951,638            109,354,987
                                            ---------------------------------------
 End of year                                $   408,056,467        $   220,951,638
                                            =======================================
Undistributed net investment
income included in net assets:
  End of year                               $     2,086,309        $     1,509,991
                                            =======================================


170                    See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                 FRANKLIN MONEY MARKET FUND   FRANKLIN NATURAL RESOURCES SECURITIES FUND
                                        ---------------------------------------------------------------------------------
                                                 1999                 1998                 1999                 1998
                                        ---------------------------------------------------------------------------------
Increase (decrease) in net
assets:
 Operations:
  Net investment income                 $  17,724,122        $  19,603,887        $     300,939        $     751,162
  Net realized gain (loss)
   from investments and foreign
   currency transactions                          208                 (371)           1,709,216          (16,988,914)
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies                              --                   --           11,169,675           (1,662,177)
                                        ---------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                  17,724,330           19,603,516           13,179,830          (17,899,929)
 Distributions to shareholders
 from:
  Net investment income:(*)
   Class 1                                (17,613,140)         (19,603,516)            (735,982)            (946,913)
   Class 2                                   (111,190)                  --                 (752)                  --
  Net realized gains:
   Class 1                                         --                   --                   --                   --
   Class 2                                         --                   --                   --                   --
                                        ---------------------------------------------------------------------------------
 Total distributions to
 shareholders                             (17,724,330)         (19,603,516)            (736,734)            (946,913)
 Capital share transactions:
 (Note 2)
   Class 1                                (50,313,015)          46,891,619          (15,517,295)         (10,150,422)
   Class 2                                  8,601,600                   --               76,570                   --
                                        ---------------------------------------------------------------------------------
 Total capital share transactions         (41,711,415)          46,891,619          (15,440,725)         (10,150,422)
Net increase (decrease)
 in net assets                            (41,711,415)          46,891,619           (2,997,629)         (28,997,264)
Net assets
 Beginning of year                        414,340,758          367,449,139           45,927,046           74,924,310
                                        ---------------------------------------------------------------------------------
 End of year                            $ 372,629,343        $ 414,340,758        $  42,929,417        $  45,927,046
                                        =================================================================================
Undistributed net investment income
included in net assets:
  End of year                           $          --        $          --        $     303,873        $     727,057
                                        =================================================================================

                                              FRANKLIN REAL ESTATE FUND
                                        ----------------------------------
                                                 1999                 1998
                                        ----------------------------------
Increase (decrease) in net
assets:
 Operations:
  Net investment income                 $  10,382,093        $  20,084,431
  Net realized gain (loss)
   from investments and foreign
   currency transactions                    2,394,868           24,686,332
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies                     (25,421,990)        (114,230,527)
                                        ----------------------------------
Net increase (decrease)  in net assets
resulting from operations                 (12,645,029)         (69,459,764)
 Distributions to shareholders
 from:
  Net investment income:(*)
   Class 1                                (18,056,331)         (15,362,062)
   Class 2                                     (5,537)                  --
  Net realized gains:
   Class 1                                (25,020,454)          (9,509,537)
   Class 2                                     (7,673)                  --
                                        ----------------------------------
 Total distributions to
 shareholders                             (43,089,995)         (24,871,599)
 Capital share transactions:
 (Note 2)
   Class 1                                (67,959,433)         (63,932,493)
   Class 2                                  2,405,793                   --
                                        ----------------------------------
 Total capital share transactions         (65,553,640)         (63,932,493)
Net increase (decrease)
 in net assets                           (121,288,664)        (158,263,856)
Net assets
 Beginning of year                        282,290,407          440,554,263
                                        ----------------------------------
 End of year                            $ 161,001,743        $ 282,290,407
                                        ==================================
Undistributed net investment income
included in net assets:
  End of year                           $  11,229,198        $  18,909,704
                                        ==================================


* For the Franklin Money Market Fund, distributions were increased by net realized gains of $208 and decreased by net realized losses of $371 from security transactions for the years ended December 31, 1999 and 1998, respectively.

                      See notes to financial statements.                   171

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                              FRANKLIN RISING DIVIDENDS FUND                FRANKLIN SMALL CAP FUND
                                          ------------------------------------------------------------------------------
                                                1999                  1998                 1999                 1998
                                          ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)            $   7,987,333         $   9,364,650        $    (161,672)       $   1,603,412
  Net realized gain (loss) from
   investments and foreign
   currency transactions                     62,450,636            93,670,542           36,534,411             (229,426)
  Net unrealized appreciation (de-
   preciation) on investments              (130,647,558)          (58,097,205)         205,811,890           (8,381,265)
                                          ------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting from operations    (60,209,589)           44,937,987          242,184,629           (7,007,279)
 Distributions to shareholders
 from:
  Net investment income:
   Class 1                                   (9,355,158)           (8,600,227)          (1,492,353)            (201,399)
   Class 2                                       (5,248)                   --                 (619)                  --
  Net realized gains:
   Class 1                                  (93,725,124)         (105,391,578)            (208,580)         (25,854,889)
   Class 2                                      (52,582)                   --                  (53)                  --
                                          ------------------------------------------------------------------------------
 Total distributions
 to shareholders                           (103,138,112)         (113,991,805)          (1,701,605)         (26,056,288)
 Capital share transactions:
 (Note 2)
   Class 1                                 (138,053,357)           40,625,030          (66,396,634)          35,061,886
   Class 2                                      629,967                    --            4,672,614                   --
                                          ------------------------------------------------------------------------------
 Total capital share transactions          (137,423,390)           40,625,030          (61,724,020)          35,061,886
Net increase (decrease)
 in net assets                             (300,771,091)          (28,428,788)         178,759,004            1,998,319
Net assets
 Beginning of year                          751,868,996           780,297,784          315,459,858          313,461,539
                                          ------------------------------------------------------------------------------
 End of year                              $ 451,097,905         $ 751,868,996        $ 494,218,862        $ 315,459,858
                                          ==============================================================================
Undistributed net investment income
  (accumulated net operating loss)
  included in net assets:
  End of year                             $   7,986,383         $   9,359,456        $        (103)       $   1,532,535
                                          ==============================================================================

                                             FRANKLIN U.S. GOVERNMENT FUND
                                          -----------------------------------
                                                1999                 1998
                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)            $  38,162,814        $  45,349,259
  Net realized gain (loss) from
   investments and foreign
   currency transactions                      2,048,000            2,808,941
  Net unrealized appreciation (de-
   preciation) on investments               (45,913,508)           3,506,133
                                          -----------------------------------
Net increase (decrease)
 in net assets resulting from operations     (5,702,694)          51,664,333
 Distributions to shareholders
 from:
  Net investment income:
   Class 1                                  (82,724,494)         (50,958,932)
   Class 2                                     (257,323)                  --
  Net realized gains:
   Class 1                                           --                   --
   Class 2                                           --                   --
                                          -----------------------------------
 Total distributions
 to shareholders                            (82,981,817)         (50,958,932)
 Capital share transactions:
 (Note 2)
   Class 1                                 (107,385,179)         (54,957,919)
   Class 2                                    2,148,073                   --
                                          -----------------------------------
 Total capital share transactions          (105,237,106)         (54,957,919)
Net increase (decrease)
 in net assets                             (193,921,617)         (54,252,518)
Net assets
 Beginning of year                          710,831,923          765,084,441
                                          -----------------------------------
 End of year                              $ 516,910,306        $ 710,831,923
                                          ==================================-
Undistributed net investment income
  (accumulated net operating loss)
  included in net assets:
  End of year                             $     429,066        $  45,248,069
                                          ===================================


172                              See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                 FRANKLIN VALUE SECURITIES FUND         FRANKLIN ZERO COUPON FUND - 2000
                                            ------------------------------------------------------------------------------
                                                     1999                  1998(*)              1999                 1998
                                            ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $      68,025         $      28,176        $   5,547,118        $   6,767,257
  Net realized gain (loss) from
    investments                                  (517,910)              (90,040)             654,496            1,752,805
  Net unrealized appreciation (de-
    preciation) on investments                    396,623              (402,388)          (3,836,376)          (1,138,823)
                                            ------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations                                 (53,262)             (464,252)           2,365,238            7,381,239
 Distributions to shareholders from:
  Net investment income:
   Class 1                                        (28,103)                   --          (12,195,607)          (7,809,331)
   Class 2                                           (138)                   --                   --                   --
 Net realized gains:
   Class 1                                             --                    --           (1,752,252)          (1,249,416)
                                            ------------------------------------------------------------------------------
 Total distributions
 to shareholders                                  (28,241)                   --          (13,947,859)          (9,058,747)
 Capital share transactions: (Note 2)
   Class 1                                      2,419,613             9,477,723          (11,042,665)         (16,430,117)
   Class 2                                      1,231,781                    --                   --                   --
                                            ------------------------------------------------------------------------------
 Total capital share transactions               3,651,394             9,477,723          (11,042,665)         (16,430,117)

Net increase (decrease) in net assets           3,569,891             9,013,471          (22,625,286)         (18,107,625)
Net assets
 Beginning of year                              9,013,471                    --           93,542,826          111,650,451
                                            ------------------------------------------------------------------------------
 End of year                                $  12,583,362         $   9,013,471        $  70,917,540        $  93,542,826
                                            ==============================================================================
Undistributed net investment income
  included in net assets:
  End of year                               $      67,960         $      28,176        $      68,432        $   6,716,921
                                            ==============================================================================

                                              FRANKLIN ZERO COUPON FUND - 2005
                                            ----------------------------------
                                                     1999                 1998
                                            ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $   4,460,722        $   4,640,880
  Net realized gain (loss) from
   investments                                  1,576,953              454,474
  Net unrealized appreciation (de-
   preciation) on investments                 (10,787,808)           4,293,862
                                            ----------------------------------
Net increase (decrease)
 in net assets resulting from operations       (4,750,133)           9,389,216
 Distributions to shareholders from:
  Net investment income:
   Class 1                                     (9,038,860)          (4,795,119)
   Class 2                                             --                   --
 Net realized gains:
   Class 1                                       (453,570)          (1,109,296)
                                            ----------------------------------
 Total distributions to shareholders           (9,492,430)          (5,904,415)
 Capital share transactions: (Note 2)
   Class 1                                     (4,349,958)           3,707,073
   Class 2                                             --                   --
                                            ----------------------------------
 Total capital share transactions              (4,349,958)
                                                                     3,707,073
Net increase (decrease) in net assets         (18,592,521)           7,191,874
Net assets
 Beginning of year                             84,487,385           77,295,511
                                            ----------------------------------
 End of year                                $  65,894,864        $  84,487,385
                                            ==================================
Undistributed net investment income
  included in net assets:
  End of year                               $      57,529        $   4,635,667
                                            ==================================


*  For the period May 1, 1998 (effective date) to December 31, 1998.


                       See notes to financial statements.                  173

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                              FRANKLIN ZERO COUPON FUND - 2010          MUTUAL DISCOVERY SECURITIES FUND
                                            -----------------------------------------------------------------------------
                                                     1999                 1998                 1999                 1998
                                            -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $   4,687,735        $   4,911,607        $   2,866,477        $   4,620,204
  Net realized gain (loss) from
    investments and foreign
    currency transactions                         996,100            2,320,295            7,012,275          (11,326,928)
  Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies                        (16,515,434)           4,482,254           32,468,347          (12,566,983)
                                            -----------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   (10,831,599)          11,714,156           42,347,099          (19,273,707)
 Distributions to shareholders from:
  Net investment income:
   Class 1                                     (9,535,103)          (4,888,749)          (5,872,849)          (3,306,778)
   Class 2                                             --                   --               (5,671)                  --
  Net realized gains:
   Class 1                                     (2,318,943)            (676,395)                  --           (3,076,305)
                                            -----------------------------------------------------------------------------
 Total distributions to shareholders          (11,854,046)          (5,565,144)          (5,878,520)          (6,383,083)
 Capital share transactions: (Note 2)
   Class 1                                     (4,780,148)           1,851,397          (58,299,042)          51,660,205
   Class 2                                             --                   --              364,072                   --
                                            -----------------------------------------------------------------------------
 Total capital share transactions              (4,780,148)           1,851,397          (57,934,970)          51,660,205

Net increase (decrease)
 in net assets                                (27,465,793)           8,000,409          (21,466,391)          26,003,415
Net assets
 Beginning of year                             93,515,135           85,514,726          224,656,177          198,652,762
                                            -----------------------------------------------------------------------------
 End of year                                $  66,049,342        $  93,515,135        $ 203,189,786        $ 224,656,177
                                            =============================================================================
Undistributed net investment income
  included in net assets:
  End of year                               $      58,754        $   4,906,277        $   4,226,422        $   4,105,301
                                            =============================================================================

                                                MUTUAL SHARES SECURITIES FUND
                                            -----------------------------------
                                                     1999                 1998
                                            -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $   7,507,126        $  12,337,999
  Net realized gain (loss) from
    investments and foreign
    currency transactions                      19,103,586           (9,502,532)
  Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies                         31,554,044           (8,967,243)
                                            -----------------------------------
Net increase (decrease) in net assets
  resulting from operations                    58,164,756           (6,131,776)
 Distributions to shareholders from:
  Net investment income:
   Class 1                                    (12,213,087)          (5,124,853)
   Class 2                                        (45,323)                  --
  Net realized gains:
   Class 1                                             --           (4,478,333)
                                            -----------------------------------
 Total distributions to shareholders          (12,258,410)          (9,603,186)
 Capital share transactions: (Note 2)
   Class 1                                    (79,961,449)         110,391,317
   Class 2                                      5,606,010                   --
                                            -----------------------------------
 Total capital share transactions             (74,355,439)
                                                                   110,391,317
Net increase (decrease)
 in net assets                                (28,449,093)          94,656,355
Net assets
 Beginning of year                            482,443,687          387,787,332
                                            -----------------------------------
 End of year                                $ 453,994,594        $ 482,443,687
                                            ===================================
Undistributed net investment income
  included in net assets:
  End of year                               $   8,337,233        $  11,568,707
                                            ==================================


174                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                       TEMPLETON DEVELOPING
                                                       MARKETS EQUITY FUND           TEMPLETON GLOBAL ASSET ALLOCATION FUND
                                            -------------------------------------------------------------------------------
                                                     1999                 1998                 1999                 1998
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $   1,740,660        $   4,306,111        $   2,228,632        $   3,890,233
  Net realized gain (loss) from
    investments and foreign
    currency transactions                     (34,701,377)         (27,689,978)          (1,009,042)           2,718,229
  Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies                        107,019,557          (32,987,790)           3,338,065           (7,345,527)
                                            -------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    74,058,840          (56,371,657)           4,557,655             (737,065)
 Distributions to shareholders from:
  Net investment income:
   Class 1                                     (3,408,057)          (7,007,398)          (4,646,077)          (3,274,568)
   Class 2                                         (2,002)                  --               (3,126)                  --
  Net realized gains:
   Class 1                                             --          (22,786,132)          (4,576,289)          (3,894,373)
   Class 2                                             --                   --               (2,855)                  --
                                            -------------------------------------------------------------------------------
 Total distributions to shareholders           (3,410,059)         (29,793,530)          (9,228,347)          (7,168,941)
 Capital share transactions: (Note 2)
   Class 1                                    (43,768,402)         (31,081,577)         (15,413,754)          (3,826,198)
   Class 2                                         61,700                   --               54,566                   --
                                            -------------------------------------------------------------------------------
 Total capital share transactions             (43,706,702)         (31,081,577)         (15,359,188)          (3,826,198)
Net increase (decrease)
 in net assets                                 26,942,079         (117,246,764)         (20,029,880)         (11,732,204)
Net assets
 Beginning of year                            162,433,287          279,680,051           81,669,618           93,401,822
                                            -------------------------------------------------------------------------------
 End of year                                $ 189,375,366        $ 162,433,287        $  61,639,738        $  81,669,618
                                            ===============================================================================
Undistributed net investment income
 included in net assets:
  End of year                               $   1,222,672        $   3,107,117        $     103,182        $   2,772,913
                                            ===============================================================================

                                                TEMPLETON GLOBAL GROWTH FUND
                                            ----------------------------------
                                                     1999                 1998
                                            ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                     $  13,240,797        $  17,620,120
  Net realized gain (loss) from
    investments and foreign
    currency transactions                      72,994,064           76,153,893
  Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies                         47,953,928          (33,429,013)
                                            ----------------------------------
Net increase (decrease) in net assets
  resulting from operations                   134,188,789           60,345,000
 Distributions to shareholders from:
  Net investment income:
   Class 1                                    (15,661,321)         (20,206,508)
   Class 2                                        (19,742)                  --
  Net realized gains:
   Class 1                                    (75,768,827)         (73,600,973)
   Class 2                                        (95,513)                  --
                                            ----------------------------------
 Total distributions to shareholders          (91,545,403)         (93,807,481)
 Capital share transactions: (Note 2)
   Class 1                                    (80,925,896)          22,098,260
   Class 2                                      3,995,606                   --
                                            ----------------------------------
 Total capital share transactions             (76,930,290)          22,098,260
Net increase (decrease)
 in net assets                                (34,286,904)         (11,364,221)
Net assets
 Beginning of year                            747,080,354          758,444,575
                                            ----------------------------------
 End of year                                $ 712,793,450        $ 747,080,354
                                            ==================================
Undistributed net investment income
 included in net assets:
  End of year                               $  11,248,397        $  14,679,029
                                            ==================================


                          See notes to financial statements.               175

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                 TEMPLETON GLOBAL INCOME             TEMPLETON INTERNATIONAL
                                                                      SECURITIES FUND                     EQUITY FUND
                                                              -----------------------------------------------------------------
                                                                   1999             1998            1999                1998
                                                              -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                       $  6,655,075    $  11,448,872   $  18,038,735      $   32,119,117
  Net realized gain (loss) from investments and foreign
    currency transactions                                       (6,055,260)      (5,620,478)    182,798,732          24,006,171
  Net unrealized appreciation (depreciation) on
    investments and translation of assets and liabilities
    denominated in foreign currencies                           (8,370,208)       5,419,749     (12,829,338)          3,813,638
                                                              -----------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (7,770,393)      11,248,143     188,008,129          59,938,926
 Distributions to shareholders from:
  Net investment income:
   Class 1                                                      (9,277,104)     (12,370,027)    (45,793,540)        (34,702,026)
   Class 2                                                         (19,727)              --        (143,933)                 --
  In excess of net investment income:
   Class 1                                                              --               --        (577,524)                 --
   Class 2                                                              --               --          (3,081)                 --
  Net realized gains:
   Class 1                                                              --               --     (24,017,474)        (69,708,108)
   Class 2                                                              --               --         (55,641)                 --
                                                              -----------------------------------------------------------------
 Total distributions to shareholders                            (9,296,831)     (12,370,027)    (70,591,193)       (104,410,134)
 Capital share transactions: (Note 2)
   Class 1                                                     (43,358,906)     (32,953,553)   (295,288,883)       (161,058,239)
   Class 2                                                         465,304               --       2,240,837                  --
                                                              -----------------------------------------------------------------
 Total capital share transactions                              (42,893,602)     (32,953,553)   (293,048,046)       (161,058,239)
Net decrease in net assets                                     (59,960,826)     (34,075,437)   (175,631,110)       (205,529,447)
Net assets
 Beginning of year                                             150,940,737      185,016,174     955,900,102       1,161,429,549
                                                              -----------------------------------------------------------------
 End of year                                                  $ 90,979,911    $ 150,940,737   $ 780,268,992     $   955,900,102
                                                              =================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of year                                                 $    229,905    $   4,943,426   $    (580,604)    $    30,263,329
                                                              =================================================================


176                             See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                   TEMPLETON INTERNATIONAL
                                                                    SMALLER COMPANIES FUND           TEMPLETON PACIFIC GROWTH FUND
                                                                -------------------------------------------------------------------
                                                                       1999               1998           1999              1998
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                         $   593,413        $   691,086     $     923,598     $   3,011,920
  Net realized loss from investments and foreign
  currency transactions                                          (2,013,654)        (2,334,096)      (26,812,507)      (24,149,643)
  Net unrealized appreciation (depreciation) on investments
  and translation of assets and liabilities denominated in
  foreign currencies                                              6,488,119         (2,224,314)       59,288,312        (1,803,583)
                                                                -------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                       5,067,878         (3,867,324)       33,399,403       (22,941,306)
 Distributions to shareholders from:
  Net investment income:
   Class 1                                                         (690,707)          (741,651)         (982,376)       (5,322,439)
   Class 2                                                             (424)                --              (876)               --
  Net realized gains:
   Class 1                                                               --           (858,571)               --        (1,619,542)
                                                                -------------------------------------------------------------------
 Total distributions to shareholders                               (691,131)        (1,600,222)         (983,252)       (6,941,981)
 Capital share transactions: (Note 2)
   Class 1                                                       (5,614,919)        (1,733,715)      (34,404,047)      (36,751,143)
   Class 2                                                        1,828,877                 --            68,886                --
                                                                -------------------------------------------------------------------
 Total capital share transactions                                (3,786,042)        (1,733,715)      (34,335,161)      (36,751,143)
Net increase (decrease) in net assets                               590,705         (7,201,261)       (1,919,010)      (66,634,430)
Net assets
 Beginning of year                                               24,999,444         32,200,705        98,769,385       165,403,815
                                                                -------------------------------------------------------------------
 End of year                                                    $25,590,149        $24,999,444     $  96,850,375     $  98,769,385
                                                                ===================================================================
Undistributed net investment income included in net assets:
 End of year                                                    $   502,859        $   620,960     $      91,959     $          --
                                                                ===================================================================


                         See notes to financial statements.               177

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company, consisting of twenty-five series (the Funds). All Funds are diversified except the Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, and the Templeton Global Income Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 1999, over 90% of the total Trust shares were sold through one insurance company. The Funds and their investment objectives are:

CAPITAL GROWTH                                     GROWTH AND INCOME
-------------------------------------------------------------------------------------------------
Franklin Global Health Care Securities Fund        Franklin Global Communications Securities Fund
Franklin Large Cap Growth Securities Fund          Franklin Growth and Income Fund
Franklin Natural Resources Securities Fund         Franklin Income Securities Fund
Franklin Small Cap Fund                            Franklin Real Estate Fund
Mutual Discovery Securities Fund                   Franklin Rising Dividends Fund
Templeton Developing Markets Equity Fund           Franklin Value Securities Fund
Templeton Global Growth Fund                       Mutual Shares Securities Fund
Templeton International Equity Fund                Templeton Global Asset Allocation Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

CURRENT INCOME                              CAPITAL PRESERVATION AND INCOME
---------------------------------------------------------------------------
Franklin High Income Fund                   Franklin Money Market Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund - 2000
Franklin Zero Coupon Fund - 2005
Franklin Zero Coupon Fund - 2010
Templeton Global Income Securities Fund


Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Funds' investment objectives and other policies did not change as a result of the name change.

Effective November 15, 1999 and December 15, 1999, the name of the Franklin Global Utilities Securities Fund and the Franklin Capital Growth Fund changed to Franklin Global Communications Securities Fund and Franklin Large Cap Growth Securities Fund, respectively. The funds' investment objectives and other policies did not change as a result of the name change.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Franklin Money Market Fund are valued at amortized cost which approximates value.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACTS

The Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, and the Templeton Global Income Securities Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. FORWARD EXCHANGE CONTRACTS (CONT.)

daily and each fund's equity therein is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations.

d. CONTRACTS FOR DIFFERENCES

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund are engaged in short contracts for differences. Short contracts for differences are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the funds periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the contracts for the differences and may realize a loss.

e. OPTIONS

In order to produce incremental income or protect against changes in the value of the underlying securities, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may write put and covered call options.

Premiums received by these funds upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. Each fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

f. SECURITIES SOLD SHORT

The Mutual Discovery Securities Fund and Mutual Shares Securities Fund are engaged in selling securities short, which obligates the funds to replace a security borrowed with the same security at the current market value. The funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds would realize a gain if the price of the security declines between those dates.

The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Money Market Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

i. DEFERRED TAXES

Deferred taxes are recorded for estimated tax liabilities inherent in certain of the funds' foreign portfolio securities which may arise from subsequent sales of those securities and asset repatriation from countries that impose such taxes.

j. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, all funds except the Franklin Zero Coupon Fund - 2000, the Franklin Zero Coupon Fund - 2005, and the Franklin Zero Coupon Fund - 2010 offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                FRANKLIN GLOBAL                         FRANKLIN GLOBAL HEALTH
                                                         COMMUNICATIONS SECURITIES FUND                  CARE SECURITIES FUND(2)
                                                        ---------------------------------------------------------------------------
                                                            SHARES              AMOUNT                SHARES               AMOUNT
                                                        ---------------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                              1,541,846        $  31,772,461            1,376,672        $  12,987,503
 Shares issued in reinvestment of distributions           5,759,297          112,882,214                2,665               25,069
 Shares redeemed                                        (15,853,370)        (326,028,297)          (1,066,945)          (9,769,183)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease)                                 (8,552,227)       $(181,373,622)             312,392        $   3,243,389
                                                        ===========================================================================
Year ended December 31, 1998
 Shares sold                                              2,621,862        $  52,650,625            1,315,108        $  12,754,095
 Shares issued in reinvestment of distributions           5,388,353          104,426,274                   --                   --
 Shares redeemed                                        (15,318,738)        (303,132,530)            (475,618)          (4,403,400)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease)                                 (7,308,523)       $(146,055,631)             839,490        $   8,350,695
                                                        ===========================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                 20,226        $     430,720               10,177        $      91,223
 Shares issued in reinvestment of distributions               1,779               34,802                   11                   99
 Shares redeemed                                             (2,207)             (45,080)              (1,710)             (16,061)
                                                        ---------------------------------------------------------------------------
 Net increase                                                19,798        $     420,442                8,478        $      75,261
                                                        ===========================================================================

                                                                    FRANKLIN
                                                             GROWTH AND INCOME FUND
                                                        ---------------------------------
                                                            SHARES              AMOUNT
                                                        ---------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                              4,366,236        $  86,298,047
 Shares issued in reinvestment of distributions           8,533,267          161,876,071
 Shares redeemed                                        (23,423,299)        (458,563,458)
                                                        ---------------------------------
 Net increase (decrease)                                (10,523,796)       $(210,389,340)
                                                        =================================
Year ended December 31, 1998
 Shares sold                                              9,617,417        $ 198,201,953
 Shares issued in reinvestment of distributions           7,392,186          146,069,603
 Shares redeemed                                        (15,929,952)        (321,695,049)
                                                        ---------------------------------
 Net increase (decrease)                                  1,079,651        $  22,576,507
                                                        =================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                 77,868        $   1,487,846
 Shares issued in reinvestment of distributions               4,414               83,603
 Shares redeemed                                            (37,757)            (696,285)
                                                        ---------------------------------
 Net increase                                                44,525        $     875,164
                                                        =================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                            FRANKLIN HIGH INCOME FUND              FRANKLIN INCOME SECURITIES FUND
                                                        ---------------------------------------------------------------------------
                                                            SHARES              AMOUNT                SHARES              AMOUNT
                                                        ---------------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                             11,859,183        $ 149,857,086            2,371,113        $  38,308,568
 Shares issued in reinvestment of distributions           9,071,907           98,142,363            7,222,075          109,703,322
 Shares redeemed                                        (22,697,184)        (283,846,820)         (26,903,414)        (432,579,380)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease)                                 (1,766,094)       $ (35,847,371)         (17,310,226)       $(284,567,490)
                                                        ===========================================================================
Year ended December 31, 1998
 Shares sold                                             12,350,296        $ 169,850,148            5,561,398        $  97,914,458
 Shares issued in reinvestment of distributions           3,423,575           46,731,797            7,512,196          127,031,238
 Shares redeemed                                        (16,477,344)        (226,279,172)         (19,594,845)        (338,128,943)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease)                                   (703,473)       $  (9,697,227)          (6,521,251)       $(113,183,247)
                                                        ===========================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                135,662        $   1,640,852               85,908        $   1,343,308
 Shares issued in reinvestment of distributions              11,129              118,780                3,906               59,256
 Shares redeemed                                           (101,197)          (1,192,624)                (892)             (13,183)
                                                        ---------------------------------------------------------------------------
 Net increase                                                45,594        $     567,008               88,922        $   1,389,381
                                                        ===========================================================================

                                                               FRANKLIN LARGE CAP
                                                             GROWTH SECURITIES FUND
                                                        --------------------------------
                                                          SHARES               AMOUNT
                                                        --------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                            14,376,691        $ 244,620,121
 Shares issued in reinvestment of distributions             84,591            1,509,956
 Shares redeemed                                        (8,863,652)        (154,700,026)
                                                        --------------------------------
 Net increase (decrease)                                 5,597,630        $  91,430,051
                                                        ================================
Year ended December 31, 1998
 Shares sold                                             9,664,745        $ 140,653,465
 Shares issued in reinvestment of distributions             37,058              539,187
 Shares redeemed                                        (4,111,363)         (58,937,582)
                                                        --------------------------------
 Net increase (decrease)                                 5,590,440        $  82,255,070
                                                        ================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                89,707        $   1,579,229
 Shares issued in reinvestment of distributions                 73                1,300
 Shares redeemed                                           (64,004)          (1,219,795)
                                                        --------------------------------
 Net increase                                               25,776        $     360,734
                                                        ================================

                                                                                                           FRANKLIN NATURAL
                                                           FRANKLIN MONEY MARKET FUND                  RESOURCES SECURITIES FUND
                                                       ----------------------------------------------------------------------------
                                                           SHARES              AMOUNT                 SHARES              AMOUNT
                                                       ----------------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                            705,526,809        $ 705,526,809            4,167,717        $  40,856,708
 Shares issued in reinvestment of distributions          17,609,674           17,609,674               68,783              735,982
 Shares redeemed                                       (773,449,498)        (773,449,498)          (5,792,628)         (57,109,985)
                                                       ----------------------------------------------------------------------------
 Net decrease                                           (50,313,015)       $ (50,313,015)          (1,556,128)       $ (15,517,295)
                                                       ============================================================================
Year ended December 31, 1998
 Shares sold                                            748,602,052        $ 748,602,052            3,505,454        $  36,314,081
 Shares issued in reinvestment of distributions          19,603,629           19,603,629               91,844              946,913
 Shares redeemed                                       (721,314,062)        (721,314,062)          (4,685,716)         (47,411,416)
                                                       ----------------------------------------------------------------------------
 Net increase (decrease)                                 46,891,619        $  46,891,619           (1,088,418)       $ (10,150,422)
                                                       ============================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                            219,800,400        $ 219,800,400               38,482        $     417,911
 Shares issued in reinvestment of distributions             111,092              111,092                   70                  752
 Shares redeemed                                       (211,309,892)        (211,309,892)             (32,281)            (342,093)
                                                       ----------------------------------------------------------------------------
 Net increase                                             8,601,600        $   8,601,600                6,271        $      76,570
                                                       ============================================================================


                                                          FRANKLIN REAL ESTATE FUND
                                                       --------------------------------
                                                          SHARES              AMOUNT
                                                       --------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                              575,363        $  10,691,098
 Shares issued in reinvestment of distributions         2,652,511           43,076,785
 Shares redeemed                                       (6,765,476)        (121,727,316)
                                                       --------------------------------
 Net decrease                                          (3,537,602)       $ (67,959,433)
                                                       ================================
Year ended December 31, 1998
 Shares sold                                            1,938,333        $  46,066,967
 Shares issued in reinvestment of distributions         1,117,322           24,871,599
 Shares redeemed                                       (6,098,998)        (134,871,059)
                                                       --------------------------------
 Net increase (decrease)                               (3,043,343)       $ (63,932,493)
                                                       ================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                              165,395        $   2,415,677
 Shares issued in reinvestment of distributions               815               13,209
 Shares redeemed                                           (1,567)             (23,093)
                                                       --------------------------------
 Net increase                                             164,643        $   2,405,793
                                                       ================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                           FRANKLIN RISING DIVIDENDS FUND              FRANKLIN SMALL CAP FUND
                                                        ---------------------------------------------------------------------------
                                                            SHARES              AMOUNT                SHARES             AMOUNT
                                                        ---------------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                              2,446,386        $  40,314,130            5,623,402        $  95,075,835
 Shares issued in reinvestment of distributions           6,599,250          103,080,282              106,977            1,700,933
 Shares redeemed                                        (17,468,289)        (281,447,769)         (10,564,693)        (163,173,402)
                                                        ---------------------------------------------------------------------------
 Net decrease                                            (8,422,653)       $(138,053,357)          (4,834,314)       $ (66,396,634)
                                                        ===========================================================================
Year ended December 31, 1998
 Shares sold                                             10,051,992        $ 190,031,986           10,354,452        $ 146,238,628
 Shares issued in reinvestment of distributions           6,443,856          113,991,805            1,866,496           26,056,288
 Shares redeemed                                        (14,609,606)        (263,398,761)         (10,047,779)        (137,233,030)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease)                                  1,886,242        $  40,625,030            2,173,169        $  35,061,886
                                                        ===========================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                 38,839        $     603,609              237,253        $   4,844,539
 Shares issued in reinvestment of distributions               3,710               57,830                   42                  673
 Shares redeemed                                             (2,082)             (31,472)              (7,583)            (172,598)
                                                        ---------------------------------------------------------------------------
 Net increase                                                40,467        $     629,967              229,712        $   4,672,614
                                                        ===========================================================================

                                                           FRANKLIN U.S. GOVERNMENT FUND
                                                        ---------------------------------
                                                            SHARES              AMOUNT
                                                        ---------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                              4,229,311        $  56,773,998
 Shares issued in reinvestment of distributions           6,745,264           82,724,494
 Shares redeemed                                        (18,460,763)        (246,883,671)
                                                        ---------------------------------
 Net decrease                                            (7,486,188)       $(107,385,179)
                                                        =================================
Year ended December 31, 1998
 Shares sold                                             10,470,243        $ 144,337,382
 Shares issued in reinvestment of distributions           3,808,590           50,958,932
 Shares redeemed                                        (18,034,303)        (250,254,233)
                                                        ---------------------------------
 Net increase (decrease)                                 (3,755,470)       $ (54,957,919)
                                                        =================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                165,968        $   2,244,294
 Shares issued in reinvestment of distributions              21,095              257,323
 Shares redeemed                                            (27,670)            (353,544)
                                                        ---------------------------------
 Net increase                                               159,393        $   2,148,073

                                                                                                         FRANKLIN ZERO
                                                          FRANKLIN VALUE SECURITIES FUND(2)           COUPON FUND - 2000
                                                        -----------------------------------------------------------------------
                                                           SHARES             AMOUNT               SHARES             AMOUNT
                                                        -----------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                             1,587,252        $ 12,476,029             400,191        $  5,693,223
 Shares issued in reinvestment of distributions              3,306              28,103           1,068,352          13,947,859

 Shares redeemed                                        (1,314,579)        (10,084,519)         (2,141,833)        (30,683,747)
                                                        -----------------------------------------------------------------------
 Net increase (decrease)                                   275,979        $  2,419,613            (673,290)       $(11,042,665)
                                                        =======================================================================
Year ended December 31, 1998
 Shares sold                                             1,367,931        $ 11,279,710             646,397        $  9,539,377
 Shares issued in reinvestment of distributions                 --                  --             637,042           9,058,747
 Shares redeemed                                          (211,139)         (1,801,987)         (2,343,411)        (35,028,241)
                                                        -----------------------------------------------------------------------
 Net increase (decrease)                                 1,156,792        $  9,477,723          (1,059,972)       $(16,430,117)
                                                        =======================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                               195,613        $  1,501,629
 Shares issued in reinvestment of distributions                 16                 138
 Shares redeemed                                           (35,319)           (269,986)
                                                        -------------------------------
 Net increase                                              160,310        $  1,231,781
                                                        ===============================

                                                                  FRANKLIN ZERO
                                                               COUPON FUND - 2005
                                                        -------------------------------
                                                            SHARES           AMOUNT
                                                        -------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                               616,940        $ 10,348,925
 Shares issued in reinvestment of distributions            625,547           9,492,430
 Shares redeemed                                        (1,462,565)        (24,191,313)
                                                        -------------------------------
 Net increase (decrease)                                  (220,078)       $ (4,349,958)
                                                        ===============================
Year ended December 31, 1998
 Shares sold                                               977,903        $ 16,942,756
 Shares issued in reinvestment of distributions            357,194           5,904,415
 Shares redeemed                                        (1,107,098)        (19,140,098)
                                                        -------------------------------
 Net increase (decrease)                                   227,999        $  3,707,073
                                                        ===============================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                 FRANKLIN ZERO
                                                               COUPON FUND - 2010                  MUTUAL DISCOVERY SECURITIES FUND
                                                         --------------------------------------------------------------------------
                                                            SHARES              AMOUNT                SHARES              AMOUNT
                                                         --------------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                              1,559,718        $  27,125,932            1,982,385        $  23,245,306
 Shares issued in reinvestment of distributions             779,588           11,854,045              476,305            5,872,849
 Shares redeemed                                         (2,579,464)         (43,760,125)          (7,422,698)         (87,417,197)
                                                         --------------------------------------------------------------------------
 Net decrease                                              (240,158)       $  (4,780,148)          (4,964,008)       $ (58,299,042)
                                                         ==========================================================================
Year ended December 31, 1998
 Shares sold                                              2,622,702        $  48,365,327            7,041,503        $  90,113,407
 Shares issued in reinvestment of distributions             314,060            5,565,143              482,835            6,383,083
 Shares redeemed                                         (2,825,253)         (52,079,073)          (3,946,113)         (44,836,285)
                                                         --------------------------------------------------------------------------
 Net increase                                               111,509        $   1,851,397            3,578,225        $  51,660,205
                                                         ==========================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                                                           33,335        $     398,375
 Shares issued in reinvestment of distributions                                                           461                5,671
 Shares redeemed                                                                                       (3,299)             (39,974)
                                                                                                     ------------------------------
 Net increase                                                                                          30,497        $     364,072
                                                                                                     ==============================


                                                            MUTUAL SHARES SECURITIES FUND
                                                         ---------------------------------
                                                             SHARES             AMOUNT
                                                         ---------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                               5,163,014        $  66,279,367
 Shares issued in reinvestment of distributions              914,838           12,213,087
 Shares redeemed                                         (12,518,155)        (158,453,903)
                                                         ---------------------------------
 Net decrease                                             (6,440,303)       $ (79,961,449)
                                                         =================================
Year ended December 31, 1998
 Shares sold                                              12,012,852        $ 150,206,617
 Shares issued in reinvestment of distributions              760,950            9,603,186
 Shares redeemed                                          (4,280,005)         (49,418,486)
                                                         ---------------------------------
 Net increase                                              8,493,797        $ 110,391,317
                                                         =================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                 436,840        $   5,671,654
 Shares issued in reinvestment of distributions                3,403               45,323
 Shares redeemed                                              (8,851)            (110,967)
                                                         ---------------------------------
 Net increase                                                431,392        $   5,606,010
                                                         =================================


                                                               TEMPLETON DEVELOPING                        TEMPLETON GLOBAL
                                                                MARKETS EQUITY FUND                     ASSET ALLOCATION FUND
                                                        ---------------------------------------------------------------------------
                                                           SHARES              AMOUNT                 SHARES              AMOUNT
                                                        ---------------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                              3,881,288        $  32,963,868              369,621        $   4,473,677
 Shares issued in reinvestment of distributions             371,653            3,408,057              779,230            9,222,366
 Shares redeemed                                         (9,742,060)         (80,140,327)          (2,380,619)         (29,109,797)
                                                        ---------------------------------------------------------------------------
 Net decrease                                            (5,489,119)       $ (43,768,402)          (1,231,768)       $ (15,413,754)
                                                        ===========================================================================
Year ended December 31, 1998
 Shares sold                                              6,171,249        $  49,413,698            1,163,365        $  15,880,669
 Shares issued in reinvestment of distributions           4,042,542           29,793,530              556,595            7,168,941
 Shares redeemed                                        (13,892,294)        (110,288,805)          (2,081,709)         (26,875,808)
                                                        ---------------------------------------------------------------------------
 Net increase (decrease)                                 (3,678,503)       $ (31,081,577)            (361,749)       $  (3,826,198)
                                                        ===========================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                              3,208,177        $  28,287,279                4,796        $      59,342
 Shares issued in reinvestment of distributions                 218                2,002                  506                5,981
 Shares redeemed                                         (3,175,302)         (28,227,581)                (901)             (10,757)
                                                        ---------------------------------------------------------------------------
 Net increase                                                33,093        $      61,700                4,401        $      54,566
                                                        ===========================================================================

                                                           TEMPLETON GLOBAL GROWTH FUND
                                                        ---------------------------------
                                                            SHARES              AMOUNT
                                                        ---------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                              3,559,626        $  53,423,886
 Shares issued in reinvestment of distributions           6,314,237           91,430,148
 Shares redeemed                                        (15,136,586)        (225,779,930)
                                                        ---------------------------------
 Net decrease                                            (5,262,723)       $ (80,925,896)
                                                        =================================
Year ended December 31, 1998
 Shares sold                                              6,659,421        $ 103,474,286
 Shares issued in reinvestment of distributions           6,496,363           93,807,481
 Shares redeemed                                        (12,002,187)        (175,183,507)
                                                        ---------------------------------
 Net increase (decrease)                                  1,153,597        $  22,098,260
                                                        =================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                              3,228,083        $  46,873,543
 Shares issued in reinvestment of distributions               7,976              115,255
 Shares redeemed                                         (2,948,742)         (42,993,192)
                                                        ---------------------------------
 Net increase                                               287,317        $   3,995,606
                                                        =================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                 TEMPLETON GLOBAL                      TEMPLETON INTERNATIONAL
                                                               INCOME SECURITIES FUND                        EQUITY FUND
                                                         --------------------------------------------------------------------------
                                                            SHARES              AMOUNT                SHARES              AMOUNT
                                                         --------------------------------------------------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                                755,763        $   9,398,931            9,536,395        $ 154,330,253
 Shares issued in reinvestment of distributions             815,256            9,277,104            4,250,735           70,388,538
 Shares redeemed                                         (5,116,543)         (62,034,941)         (32,083,168)        (520,007,674)
                                                         --------------------------------------------------------------------------
 Net decrease                                            (3,545,524)       $ (43,358,906)         (18,296,038)       $(295,288,883)
                                                         ==========================================================================
Year ended December 31, 1998
 Shares sold                                                884,521        $  11,354,195            6,071,020        $  98,428,488
 Shares issued in reinvestment of distributions           1,004,061           12,370,027            6,374,245          104,410,134
 Shares redeemed                                         (4,428,598)         (56,677,775)         (22,907,488)        (363,896,861)
                                                         --------------------------------------------------------------------------
 Net decrease                                            (2,540,016)       $ (32,953,553)         (10,462,223)       $(161,058,239)
                                                         ==========================================================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                 40,368        $     470,374            6,929,787        $ 113,531,523
 Shares issued in reinvestment of distributions               1,764               19,727               12,090              202,655
 Shares redeemed                                             (2,055)             (24,797)          (6,761,339)        (111,493,341)
                                                         --------------------------------------------------------------------------
 Net increase                                                40,077        $     465,304              180,538        $   2,240,837
                                                         ==========================================================================

                                                              TEMPLETON INTERNATIONAL
                                                              SMALLER COMPANIES FUND
                                                         --------------------------------
                                                             SHARES             AMOUNT
                                                         --------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                                583,886        $   6,152,029
 Shares issued in reinvestment of distributions              64,794              690,707
 Shares redeemed                                         (1,240,556)         (12,457,655)
                                                         --------------------------------
 Net decrease                                              (591,876)       $  (5,614,919)
                                                         ================================
Year ended December 31, 1998
 Shares sold                                              1,335,385        $  13,968,902
 Shares issued in reinvestment of distributions             147,758            1,600,222
 Shares redeemed                                         (1,687,180)         (17,302,839)
                                                         --------------------------------
 Net decrease                                              (204,037)       $  (1,733,715)
                                                         ================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                              2,831,182        $  29,929,003
 Shares issued in reinvestment of distributions                  40                  424
 Shares redeemed                                         (2,646,201)         (28,100,550)
                                                         --------------------------------
 Net increase                                               185,021        $   1,828,877
                                                         ================================


                                                           TEMPLETON PACIFIC GROWTH FUND
                                                        ---------------------------------
                                                           SHARES               AMOUNT
                                                        ---------------------------------
CLASS 1 SHARES:
Year ended December 31, 1999
 Shares sold                                             37,570,852        $ 339,701,623
 Shares issued in reinvestment of distributions              96,595              982,376
 Shares redeemed                                        (41,329,954)        (375,088,046)
                                                        ---------------------------------
 Net decrease                                            (3,662,507)       $ (34,404,047)
                                                        =================================
Year ended December 31, 1998
 Shares sold                                             12,315,500        $  91,136,520
 Shares issued in reinvestment of distributions           1,116,074            6,941,981
 Shares redeemed                                        (18,106,232)        (134,829,644)
                                                        ---------------------------------
 Net decrease                                            (4,674,658)       $ (36,751,143)
                                                        =================================
CLASS 2 SHARES:
Year ended December 31, 1999(1)
 Shares sold                                                494,861        $   4,788,916
 Shares issued in reinvestment of distributions                  86                  876
 Shares redeemed                                           (483,963)          (4,720,906)
                                                        ---------------------------------
 Net increase                                                10,984        $      68,886
                                                        =================================


(1)  For the period January 6, 1999 (effective date) to December 31, 1999.

(2)  For the period May 1, 1998 (effective date) to December 31, 1998.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

        ENTITY                                                            AFFILIATION
------------------------------------------------------------------------------------------------
        Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
        Franklin Advisers, Inc. (Advisers)                                Investment manager
        Franklin Advisory Services, LLC (Advisory Services)               Investment manager
        Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
        Templeton Asset Management Ltd. (TAML)                            Investment manager
        Templeton Global Advisors Ltd. (TGAL)                             Investment manager
        Templeton Investment Counsel, Inc. (TICI)                         Investment manager
        Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
        Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds, except the Franklin Global Health Care Securities Fund, the Franklin Large Cap Growth Securities Fund, the Franklin Rising Dividends Fund, the Franklin Small Cap Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Templeton Global Growth Fund, the Templeton International Equity Fund, the Templeton International Smaller Companies Fund, and the Templeton Pacific Growth Fund as follows:

        ANNUALIZED FEE RATE    DAILY NET ASSETS
--------------------------------------------------------------------------------
             .625%             First $100 million
             .50%              over $100 million, up to and including $250 million
             .45%              over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Income Securities Fund and receives fees from Advisers based on the average daily net assets of the fund.

The Templeton International Equity Fund and the Templeton Pacific Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

        ANNUALIZED FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------------------------
            1.00%              First $100 million
             .90%              over $100 million, up to and including $250 million
             .80%              over $250 million, up to and including $500 million
             .75%              over $500 million

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton International Equity Fund and the Templeton Pacific Growth Fund, and receives fees from Advisers based on the average daily net assets of each fund.

The Franklin Large Cap Growth Securities Fund and the Franklin Small Cap Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

        ANNUALIZED FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------------------------
             .75%              First $500 million

            .625%              over $500 million, up to and including $1 billion

             .50%              over $1 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Global Health Care Securities Fund and the Franklin Value Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

        ANNUALIZED FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------------------------
             .60%              First $200 million
             .50%              over $200 million, up to and including $1.3 billion
             .40%              over $1.3 billion

For the Franklin Global Health Care Securities Fund and the Franklin Value Securities Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Franklin Rising Dividends Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

        ANNUALIZED FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------------------------
             .75%              First $500 million
            .625%              over $500 million, up to and including $1 billion
             .50%              over $1 billion

The Templeton Global Growth Fund pays an investment management fee to TGAL based on the average net assets of the fund as follows:

        ANNUALIZED FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------------------------
            1.00%              First $100 million
             .90%              over $100 million, up to and including $250 million
             .80%              over $250 million, up to and including $500 million
             .75%              over $500 million

The Templeton Global Asset Allocation Fund pays an investment management fee to TGAL based on the average net assets of the fund as follows:

        ANNUALIZED FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------------------------
             .65%              First $200 million
            .585%              over $200 million, up to and including $1.3 billion
             .52%              over $1.3 billion

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Asset Allocation Fund and receives from TGAL fees based on the average daily net assets of the fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TICI based on the average net assets of the fund as follows:

        ANNUALIZED FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------------------------
             .85%              First $200 million
            .765%              over $200 million, up to and including $1.3 billion
             .68%              over $1.3 billion

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each fund.

The Templeton Developing Markets Equity Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, and the Templeton International Smaller Companies Fund. The fee is paid by each fund's respective investment managers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, and the Templeton International Smaller Companies Fund, pay administrative fees to FT Services based on the average net assets of each fund as follows:

        ANNUALIZED FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------------------------
             .15%              First $200 million
            .135%              over $200 million, up to and including $700 million
             .10%              over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class 2, for costs incurred in marketing the Funds' shares. Effective July 1, 1999, the rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.

4. INCOME TAXES

At December 31, 1999, certain funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                       FRANKLIN GLOBAL                                       FRANKLIN NATURAL      FRANKLIN U.S.
                         HEALTH CARE      FRANKLIN HIGH     FRANKLIN MONEY      RESOURCES           GOVERNMENT       FRANKLIN VALUE
                       SECURITIES FUND     INCOME FUND        MARKET FUND     SECURITIES FUND          FUND         SECURITIES FUND
                        ------------------------------------------------------------------------------------------------------------
Capital loss
  carryovers
  expiring in:
2000 ............       $        --        $        --        $       210        $        --        $        --        $        --
2001 ............                --                 --                523                 --                 --                 --
2002 ............                --                 --              7,568                 --          8,408,494                 --
2003 ............                --                 --                 --                 --            826,481                 --
2004 ............                --                 --                 --            146,066                 --                 --
2005 ............                --                 --                 --          3,313,053            169,754                 --
2006 ............           239,954                 --                371         14,821,804                 --             64,007
2007 ............         1,380,953          2,294,320                 --          3,374,600                 --            382,947
                        ------------------------------------------------------------------------------------------------------------
                        $ 1,620,907        $ 2,294,320        $     8,672        $21,655,523        $ 9,404,729        $   446,954
                        ============================================================================================================


                                           TEMPLETON                                                TEMPLETON
                           MUTUAL          DEVELOPING         TEMPLETON         TEMPLETON         INTERNATIONAL         TEMPLETON
                          DISCOVERY          MARKETS         GLOBAL ASSET      GLOBAL INCOME         SMALLER             PACIFIC
                        SECURITIES FUND    EQUITY FUND      ALLOCATION FUND    SECURITIES FUND    COMPANIES FUND       GROWTH FUND
                        ------------------------------------------------------------------------------------------------------------
Capital loss
  carryovers
  expiring in:
2003 ............       $        --        $        --        $        --        $ 1,035,267        $        --        $        --

2006 ............         5,888,540         21,232,197                 --                 --          2,543,971         24,460,805
2007 ............                --         46,658,065            867,232          5,093,383          1,878,044         27,181,209
                        ------------------------------------------------------------------------------------------------------------
                        $ 5,888,540        $67,890,262        $   867,232        $ 6,128,650        $ 4,422,015        $51,642,014
                        ============================================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

4. INCOME TAXES (CONT.)

At December 31, 1999, the following funds had deferred capital losses and/or deferred currency losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

FRANKLIN GLOBAL   FRANKLIN GLOBAL                                       FRANKLIN LARGE
COMMUNICATIONS     HEALTH CARE      FRANKLIN HIGH     FRANKLIN INCOME      CAP GROWTH
SECURITIES FUND  SECURITIES FUND     INCOME FUND      SECURITIES FUND   SECURITIES FUND
---------------------------------------------------------------------------------------
  $2,111,384        $165,657          $5,404,088         $799,463           $65,023



FRANKLIN REAL  FRANKLIN SMALL    FRANKLIN U.S.   FRANKLIN VALUE
 ESTATE FUND      CAP FUND     GOVERNMENT FUND   SECURITIES FUND
----------------------------------------------------------------
 $4,078,609         $103          $1,160,146          $27,329

                                                                                                       TEMPLETON
    FRANKLIN        TEMPLETON           TEMPLETON              TEMPLETON            TEMPLETON        INTERNATIONAL
  ZERO COUPON   DEVELOPING MARKETS    GLOBAL ASSET           GLOBAL INCOME        INTERNATIONAL        SMALLER
  FUND - 2005      EQUITY FUND       ALLOCATION FUND        SECURITIES FUND        EQUITY FUND      COMPANIES FUND
------------------------------------------------------------------------------------------------------------------
    >
    $20,685        $1,522,503           $989,065               $1,407,836          $1,004,292          $115,743

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, and passive foreign investment company shares.

At December 31, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                   FRANKLIN             GLOBAL             FRANKLIN
                                                COMMUNICATIONS        HEALTH CARE         GROWTH AND
                                               SECURITIES FUND       SECURITIES FUND      INCOME FUND
                                               -------------------------------------------------------
Investments at cost ......................      $ 668,413,801       $   9,983,079       $ 837,266,947
                                                =====================================================
Unrealized appreciation ..................      $ 313,538,706       $   2,207,409       $ 190,308,475
Unrealized depreciation ..................        (15,668,603)           (708,065)        (62,236,786)
                                                ------------------------------------------------------
Net unrealized appreciation (depreciation)      $ 297,870,103       $   1,499,344       $ 128,071,689
                                                ======================================================

                                                   GLOBAL              FRANKLIN
                                                FRANKLIN HIGH       FRANKLIN INCOME
                                                 INCOME FUND        SECURITIES FUND
                                               ------------------------------------
Investments at cost ......................     $ 370,407,419       $ 805,870,987
                                               =================================
Unrealized appreciation ..................     $   4,887,920       $  68,757,518
Unrealized depreciation ..................       (66,643,693)       (109,152,573)
                                               ----------------------------------
Net unrealized appreciation (depreciation)     $ (61,755,773)      $ (40,395,055)
                                               ==================================

                                            FRANKLIN LARGE    FRANKLIN NATURAL
                                              CAP GROWTH         RESOURCES       FRANKLIN REAL   FRANKLIN RISING     FRANKLIN SMALL
                                            SECURITIES FUND   SECURITIES FUND     ESTATE FUND    DIVIDENDS FUND         CAP FUND
                                            ----------------------------------------------------------------------------------------
Investments at cost ......................   $ 296,621,987     $  42,077,656     $ 168,965,027   $ 406,330,429       $ 270,173,246
                                             =====================================================================================
Unrealized appreciation ..................   $ 137,194,930     $   6,719,016     $  15,914,488   $ 102,809,592       $ 260,048,654
Unrealized depreciation ..................     (24,166,986)       (5,796,305)      (25,266,874)    (61,451,328)        (38,042,303)
                                             --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $ 113,027,944     $     922,711     $  (9,352,386)  $  41,358,264       $ 222,006,351
                                             ======================================================================================

                                                                                    FRANKLIN          FRANKLIN        FRANKLIN
                                              FRANKLIN U.S.     FRANKLIN VALUE     ZERO COUPON      ZERO COUPON      ZERO COUPON
                                             GOVERNMENT FUND   SECURITIES FUND     FUND - 2000      FUND - 2005      FUND - 2010
                                             ---------------------------------------------------------------------------------------
Investments at cost ......................    $ 530,457,451     $  12,659,039     $  69,904,479    $  63,480,525    $  62,689,444
                                              ===================================================================================
Unrealized appreciation ..................    $   5,012,097     $   1,443,892     $   1,148,429    $   3,499,491    $   4,544,862
Unrealized depreciation ..................      (22,045,994)       (1,583,324)           (4,220)        (896,948)        (801,964)
                                              ------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $ (17,033,897)    $    (139,432)    $   1,144,209    $   2,602,543    $   3,742,898
                                              ====================================================================================

                                                                                TEMPLETON
                                                                               DEVELOPING          TEMPLETON           TEMPLETON
                                    MUTUAL DISCOVERY      MUTUAL SHARES          MARKETS          GLOBAL ASSET           GLOBAL
                                    SECURITIES FUND      SECURITIES FUND       EQUITY FUND       ALLOCATION FUND       GROWTH FUND
                                    ------------------------------------------------------------------------------------------------
Investments at cost ............      $ 167,568,589       $ 399,801,882       $ 148,899,740       $  59,141,054       $ 618,675,494
                                      =============================================================================================
Unrealized appreciation ........      $  39,138,423       $  70,275,572       $  54,120,646       $   9,010,581       $ 154,202,623
Unrealized depreciation ........         (9,006,162)        (22,750,065)        (15,104,837)         (6,815,090)        (60,689,015)
                                      ----------------------------------------------------------------------------------------------
Net unrealized appreciation ....      $  30,132,261       $  47,525,507       $  39,015,809       $   2,195,491       $  93,513,608
                                      ==============================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

4. INCOME TAXES (CONT.)

                                                                                                   TEMPLETON
                                                         TEMPLETON            TEMPLETON          INTERNATIONAL          TEMPLETON
                                                       GLOBAL INCOME        INTERNATIONAL           SMALLER              PACIFIC
                                                      SECURITIES FUND        EQUITY FUND         COMPANIES FUND        GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
Investments at cost ............................       $  95,009,731        $ 631,466,875        $  22,596,326        $ 106,903,704
                                                       =============================================================================
Unrealized appreciation ........................       $   1,079,119        $ 207,364,579        $   5,930,679        $  17,141,287
Unrealized depreciation ........................          (6,408,047)         (57,698,766)          (2,988,325)         (31,471,540)
                                                       -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .....       $  (5,328,928)       $ 149,665,813        $   2,942,354        $ (14,330,253)
                                                       =============================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

                             FRANKLIN GLOBAL        FRANKLIN GLOBAL           FRANKLIN
                              COMMUNICATIONS          HEALTH CARE            GROWTH AND         FRANKLIN HIGH        FRANKLIN INCOME
                             SECURITIES FUND        SECURITIES FUND         INCOME FUND           INCOME FUND        SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases ............        $  752,683,868        $   21,629,912        $  432,685,375        $   83,262,259        $  112,780,907
Sales ................        $1,093,589,415        $   17,527,160        $  736,112,176        $  171,312,742        $  418,601,155

                              FRANKLIN LARGE       FRANKLIN NATURAL
                                CAP GROWTH            RESOURCES            FRANKLIN REAL         FRANKLIN RISING      FRANKLIN SMALL
                              SECURITIES FUND       SECURITIES FUND         ESTATE FUND          DIVIDENDS FUND          CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases ............          $228,846,076          $ 23,024,294          $ 21,466,517          $ 30,770,030          $122,071,236
Sales ................          $121,643,551          $ 35,695,966          $114,760,248          $255,295,565          $192,579,951

                                                                               FRANKLIN             FRANKLIN              FRANKLIN
                               FRANKLIN U.S.          FRANKLIN VALUE         ZERO COUPON          ZERO COUPON           ZERO COUPON
                              GOVERNMENT FUND        SECURITIES FUND         FUND - 2000           FUND - 2005           FUND - 2010
------------------------------------------------------------------------------------------------------------------------------------
Purchases ............          $ 47,441,883          $ 10,341,416          $  8,326,710          $ 11,925,345          $ 15,493,910
Sales ................          $208,085,728          $  6,082,421          $ 36,297,810          $ 25,939,091          $ 32,795,648

                                                                            TEMPLETON
                                                                            DEVELOPING             TEMPLETON             TEMPLETON
                               MUTUAL DISCOVERY      MUTUAL SHARES            MARKETS             GLOBAL ASSET            GLOBAL
                               SECURITIES FUND      SECURITIES FUND         EQUITY FUND          ALLOCATION FUND        GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases ............          $184,687,953          $320,934,150          $ 53,185,619          $ 23,733,351          $314,057,492
Sales ................          $219,375,099          $351,652,090          $100,367,019          $ 42,897,139          $458,734,579

                                                                                               TEMPLETON
                                           TEMPLETON                 TEMPLETON               INTERNATIONAL               TEMPLETON
                                         GLOBAL INCOME             INTERNATIONAL                SMALLER                   PACIFIC
                                        SECURITIES FUND             EQUITY FUND              COMPANIES FUND             GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases ..................              $ 91,652,922              $256,702,244              $  3,623,134              $ 12,174,908
Sales ......................              $133,666,738              $551,033,216              $  7,738,628              $ 53,179,778

Transactions in call options written during the year ended December 31, 1999 were as follows:

MUTUAL DISCOVERY SECURITIES FUND

                                                                                                  NUMBER OF                 PREMIUMS
                                                                                                  CONTRACTS                 RECEIVED
------------------------------------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1998 ...................................                          9                     $ 1,346
Options written ............................................................                         14                       5,776
Options expired ............................................................                        (23)                     (7,122)
                                                                                                    --------------------------------
Options outstanding at December 31, 1999 ...................................                         --                          --
                                                                                                    ================================

MUTUAL SHARES SECURITIES FUND

                                                                                                  NUMBER OF                 PREMIUMS
                                                                                                  CONTRACTS                 RECEIVED
------------------------------------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1998 ...................................                         12                    $  1,795
Options written ............................................................                         31                      12,681
Options expired ............................................................                        (43)                    (14,476)
                                                                                                    --------------------------------
Options outstanding at December 31, 1999 ...................................                         --                          --
                                                                                                    ================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Each of the funds listed below has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 1999, certain funds have outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at each fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

MUTUAL DISCOVERY SECURITIES FUND

                                                                                   IN        SETTLEMENT       UNREALIZED
            CONTRACTS TO BUY                                                  EXCHANGE FOR      DATE        GAINS (LOSSES)
----------------------------------------------------------------------------------------------------------------------------
     200,000  New Zealand Dollars                                          U.S. $   104,200    1/18/00      U.S. $    337
   2,875,000  British Pounds                                                      4,623,765    1/20/00             23,000
 109,060,257  Japanese Yen                                                        1,077,646    3/24/00              4,312
     472,157  British Pounds                                                        762,156    5/22/00                759
                                                                                -----------                    ----------
                                                                           U.S. $ 6,567,767                 U.S. $ 28,408
                                                                                -----------                    ----------


            CONTRACTS TO SELL
------------------------------------------------------------------------------------------------------------------------
 9,535,672  European Unit                                                 U.S. $10,085,061    1/19/00   U.S.  $ 470,541
35,271,263  Swedish Krona                                                        4,370,665    1/19/00           218,086
   821,950  British Pounds                                                       1,344,277    1/20/00            15,787
36,779,162  Swedish Krona                                                        4,441,784    2/17/00           103,069
 8,847,469  Swiss Francs                                                         5,718,929    3/10/00           117,599
   709,165  European Unit                                                          736,933    3/10/00            19,222
   993,960  Singapore Dollars                                                      600,000    3/14/00               186
22,472,356  Swedish Krona                                                        2,664,211    3/17/00             7,984
 3,300,000  British Pounds                                                       5,425,450    3/24/00            92,065
31,920,000  Japanese Yen                                                           319,968    3/24/00             3,298
21,319,871  European Unit                                                       22,660,357    4/12/00         1,032,914
 2,122,302  British Pounds                                                       3,436,644    5/22/00             7,411
 6,957,425  European Unit                                                        7,125,877    5/30/00            44,173
42,500,000  Swedish Krona                                                        5,055,912    6/15/00             4,059
 1,026,119  European Unit                                                        1,053,509    6/19/00             7,634
                                                                                ----------                   ----------
                                                                          U.S. $75,039,577                   $2,144,028
                                                                                ----------                   ----------
   Net unrealized gain on offsetting forward exchange contracts                                              $   20,055
                                                                                                             ----------
      Unrealized gain on forward exchange contracts                                                     U.S. $2,192,491
                                                                                                             ----------


            CONTRACTS TO BUY
------------------------------------------------------------------------------------------------------------------------
   600,000  British Pounds                                                U.S. $   970,920    1/20/00     U.S. $ (1,160)
   543,983  British Pounds                                                         879,557    3/24/00              (384)
48,508,687  Japanese Yen                                                           482,768    3/24/00            (1,526)
 1,118,891  British Pounds                                                       1,814,509    5/22/00            (6,596)
                                                                                ----------                   ----------
                                                                          U.S. $ 4,147,754                U.S. $ (9,666)
                                                                                ----------                   ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL DISCOVERY SECURITIES FUND (CONT.)

                                                                                   IN         SETTLEMENT       UNREALIZED
            CONTRACTS TO SELL                                                 EXCHANGE FOR       DATE         GAINS (LOSSES)
-----------------------------------------------------------------------------------------------------------------------------
  1,477,014  New Zealand Dollars                                           U.S. $   768,579    1/18/00     U.S. $   (3,435)
  8,311,977  British Pounds                                                      13,053,857    1/20/00            (380,510)
  5,392,306  Canadian Dollars                                                     3,668,483    1/31/00             (63,694)
    129,056  British Pounds                                                         207,148    2/17/00              (1,443)
  2,662,590  Singapore Dollars                                                    1,600,084    3/14/00              (6,680)
591,655,229  Japanese Yen                                                         5,795,119    3/24/00             (74,535)
    206,600  British Pounds                                                         332,760    5/22/00              (1,066)
  2,112,775  Swedish Krona                                                          250,000    6/15/00              (1,140)
  2,541,050  European Unit                                                        2,584,930    6/19/00              (5,166)
                                                                                ----------                      ----------
                                                                           U.S. $28,260,960                U.S. $ (537,669)
                                                                                ----------                      ----------

            CONTRACTS TO BUY
-----------------------------------------------------------------------------------------------------------------------------
   528,932  European Unit                                                   SEK  4,581,500    1/19/00   U.S. $   (6,087)
                                                                                ----------                   ----------
   Unrealized loss on forward exchange contracts                                                               (553,422)
                                                                                                             ----------
      Net unrealized gain on forward exchange contracts                                                 U.S. $1,639,069
                                                                                                             ----------

MUTUAL SHARES SECURITIES FUND

                                                                                   IN        SETTLEMENT       UNREALIZED
            CONTRACTS TO BUY                                                  EXCHANGE FOR      DATE        GAINS (LOSSES)
-----------------------------------------------------------------------------------------------------------------------------
   500,000  British Pounds                                               U.S. $  801,235     1/20/00     U.S. $  6,898
   400,000  Canadian Dollars                                                     275,473     1/31/00             1,379
   321,344  Swiss Francs                                                         202,805     3/10/00               638
31,144,875  Japanese Yen                                                         306,770     3/24/00             2,210
   252,546  British Pounds                                                       406,389     5/22/00             1,676
                                                                              ----------                      --------
                                                                         U.S. $1,992,672                 U.S. $ 12,801
                                                                              ----------                      --------

            CONTRACTS TO SELL
-----------------------------------------------------------------------------------------------------------------------------
14,663,910  European Unit                                                 U.S. $15,467,692    1/19/00   U.S. $  682,528
19,759,585  Swedish Krona                                                        2,448,524    1/19/00           122,176
    98,706  British Pounds                                                         160,841    2/17/00             1,305
16,550,500  Swedish Krona                                                        2,012,364    2/17/00            59,956
 1,100,000  European Unit                                                        1,178,911    2/29/00            66,451
 5,976,665  Swiss Francs                                                         3,863,265    3/10/00            79,441
   442,057  European Unit                                                          458,091    3/10/00            10,708
31,117,386  Swedish Krona                                                        3,689,123    3/17/00            11,055
 1,200,000  British Pounds                                                       1,965,000    3/24/00            25,587
11,262,369  European Unit                                                       11,963,405    4/12/00           538,559
 1,858,407  British Pounds                                                       3,009,318    5/22/00             6,490
 4,123,913  European Unit                                                        4,228,944    5/30/00            31,366
58,500,000  Swedish Krona                                                        6,959,315    6/15/00             5,587
   684,044  European Unit                                                          700,910    6/19/00             3,663
                                                                                ----------                   ----------
                                                                          U.S. $58,105,703              U.S. $1,644,872
                                                                                ----------                   ----------
   Unrealized gain on forward exchange contracts                                                        U.S. $1,657,673
                                                                                                             ----------


            CONTRACTS TO BUY
-----------------------------------------------------------------------------------------------------------------------------
   697,728  Swiss Francs                                                  U.S. $   443,297    3/10/00    U.S. $  (1,566)
   865,041  British Pounds                                                       1,422,477    5/22/00           (24,737)
                                                                                ----------                   ----------
                                                                          U.S. $ 1,865,774               U.S. $ (26,303)
                                                                                ----------                   ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL SHARES SECURITIES FUND (CONT.)

                                                                                   IN                            UNREALIZED
            CONTRACTS TO SELL                                                 EXCHANGE FOR    SETTLEMENT DATE    GAINS (LOSSES)
------------------------------------------------------------------------------------------------------------------------------
   117,327  British Pounds .....................................           U.S.$   189,131        1/18/00      U.S.$     (499)
 8,488,490  British Pounds .....................................                13,336,936        1/20/00            (382,720)
 4,522,798  Canadian Dollars ...................................                 3,085,637        1/31/00             (44,728)
   216,272  British Pounds .....................................                   347,457        2/17/00              (2,100)
   240,189  European Unit ......................................                   243,072        3/10/00                 (12)
78,050,315  Japanese Yen .......................................                   764,194        3/24/00             (10,123)
   111,488  British Pounds .....................................                   179,562        5/22/00                (581)
 2,000,000  European Unit ......................................                 2,033,600        6/19/00              (5,003)
                                                                               -----------                         ----------
                                                                           U.S.$20,179,589                     U.S.$ (445,766)
                                                                               -----------                         ----------



            CONTRACTS TO BUY
------------------------------------------------------------------
   528,932  European Unit ......................................            SEK  4,581,500        1/19/00      U.S.$   (6,087)
                                                                                 ---------                         ----------
   Unrealized loss on forward exchange contracts ...............                                                   $ (478,156)
                                                                                                                   ----------
      Net unrealized gain on forward exchange contracts ........                                               U.S.$1,179,517
                                                                                                                   ==========

TEMPLETON GLOBAL ASSET ALLOCATION FUND

                                                                                   IN                            NET UNREALIZED
            CONTRACTS TO SELL                                                 EXCHANGE FOR    SETTLEMENT DATE        LOSS
------------------------------------------------------------------------------------------------------------------------------
87,495,000  Japanese Yen .......................................            U.S. $ 832,534    3/14/00          U.S.$  (34,062)
                                                                                                                   ==========

TEMPLETON GLOBAL INCOME SECURITIES FUND

                                                                                   IN                            NET UNREALIZED
            CONTRACTS TO SELL                                                 EXCHANGE FOR    SETTLEMENT DATE        LOSS
------------------------------------------------------------------------------------------------------------------------------
436,264,000 Japanese Yen .......................................            U.S.$ 4,151,194   3/14/00          U.S.$ (169,791)
                                                                                                                   ==========


7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Income Fund and the Franklin Income Securities Fund have 96.1% and 43.1%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1999, the Franklin High Income Fund, the Franklin Income Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, and the Templeton Global Asset Allocation Fund, held defaulted securities with a value aggregating $5,736,500, $475,000, $5,057,094, $16,666,079, and $238,625, representing 1.8%,
 .1%, 2.5%, 3.7%, and .4%, respectively, of each fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The following funds have investments in excess of 10% of their total net assets in the following:

         Franklin High Income Fund - Consumer Services and Telecommunications industries.

         Franklin Income Securities Fund - Utilities industry.

         Templeton Global Income Securities Fund - Germany and United Kingdom.

Such concentration may subject each fund more significantly to economic changes occurring within these countries or industries.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31,1999 are as follows:

  PRINCIPAL
   AMOUNT/                                                                              ACQUISITION
   SHARES      ISSUER                                                                      DATE              COST         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN HIGH INCOME FUND
  $5,000,000     ICO Global Communications Holding Ltd.,
                 15.00%, 8/01/05 (.7% of Net Assets) ........................             7/31/98          $5,000,000    $2,300,000
MUTUAL DISCOVERY SECURITIES FUND
    13,770     Security Capital European Realty (.1% of Net Assets) .........             4/08/98          $  275,400     $ 198,391
MUTUAL SHARES SECURITIES FUND
    27,030     Security Capital European Realty (.1% of Net Assets) .........             4/08/98          $  540,600     $ 389,435


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", at December 31, 1999 were as follows:

                                          NUMBER                               NUMBER
                                        OF SHARES                             OF SHARES
                                         HELD AT                                HELD       VALUE AT                  CAPITAL
                                        BEGINNING     GROSS        GROSS       END OF       END OF     DIVIDEND      GAINS
NAME OF ISSUER                           OF YEAR    ADDITIONS    REDUCTIONS     YEAR         YEAR       INCOME      (LOSSES)
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN REAL ESTATE FUND
Candlewood Hotel Co. Inc. ..........      650,000   --          (300,000)      350,000       *        $  --         ($1,793,962)
FRANKLIN RISING DIVIDENDS FUND
West Pharmaceutical Services Inc. ..      784,300    --          (57,500)      726,800       *        $369,357       $  554,118

*As of December 31, 1999, no longer an affiliate.


10. LENDING OF PORTFOLIO SECURITIES

The Franklin Small Cap Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $172,296 for the year ended December 31, 1999. At December 31, 1999, there were no securities on loan.


11. CREDIT FACILITY

The following funds, along with certain other Franklin Templeton Funds, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the fund's borrowings at market rates. At December 31, 1999, the Trust had not utilized this credit facility.

Franklin Global Communications Securities Fund   Franklin Real Estate Fund           Templeton Global Asset Allocation Fund
Franklin Global Health Care Securities Fund      Franklin Rising Dividends Fund      Templeton Global Growth Fund
Franklin Growth and Income Fund                  Franklin Small Cap Fund             Templeton Global Income Securities Fund
Franklin High Income Fund                        Franklin Value Securities Fund      Templeton International Equity Fund
Franklin Income Securities Fund                  Mutual Discovery Securities Fund    Templeton International Smaller Companies Fund
Franklin Large Cap Growth Securities Fund        Mutual Shares Securities Fund       Templeton Pacific Growth Fund
Franklin Natural Resources Securities Fund       Templeton Developing Markets
                                                    Equity Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


12. OTHER CONSIDERATIONS

Advisers, as the Franklin High Income Fund's Manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations or on creditors committees. Currently, the Manager serves on the Official Committee of Unsecured Creditors of International Wireless Communications Holdings Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The fund's Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.


13. SUBSEQUENT EVENT

On February 8, 2000, Templeton Variable Products Series Fund (TVP) shareholders approved a proposal to merge the funds of the TVP Trust into similar corresponding funds of the Franklin Templeton Variable Insurance Products Trust.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Templeton Variable Insurance Products Trust, (hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 2, 2000 except for Note 13, as to which the date is February 8, 2000.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Tax Designation


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 1999.

FRANKLIN GLOBAL        FRANKLIN                        FRANKLIN LARGE
COMMUNICATIONS        GROWTH AND     FRANKLIN INCOME     CAP GROWTH      FRANKLIN REAL    FRANKLIN RISING
SECURITIES FUND       INCOME FUND    SECURITIES FUND   SECURITIES FUND     ESTATE FUND    DIVIDENDS FUND
-----------------------------------------------------------------------------------------------------------
$67,908,917           $90,915,588      $31,790,906       $15,017,938       $5,942,659       $61,087,938

                     FRANKLIN          FRANKLIN
FRANKLIN SMALL     ZERO COUPON       ZERO COUPON
   CAP FUND        FUND - 2000       FUND - 2005
------------------------------------------------
  $16,776,954       $654,496         $1,597,637


FRANKLIN                                                  TEMPLETON
ZERO COUPON          MUTUAL SHARES   TEMPLETON GLOBAL   INTERNATIONAL
FUND - 2010         SECURITIES FUND    GROWTH FUND       EQUITY FUND
-------------------------------------------------------------------------
$928,805              $10,186,671      $58,491,916      $176,558,548




Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

  FRANKLIN GLOBAL   FRANKLIN GLOBAL     FRANKLIN                                          FRANKLIN LARGE
  COMMUNICATIONS      HEALTH CARE      GROWTH AND       FRANKLIN HIGH    FRANKLIN INCOME    CAP GROWTH
  SECURITIES FUND   SECURITIES FUND    INCOME FUND       INCOME FUND     SECURITIES FUND  SECURITIES FUND
-----------------------------------------------------------------------------------------------------------
      35.26%            100.00%          64.64%             0.10%            23.26%            100%


   FRANKLIN
NATURAL RESOURCES  FRANKLIN RISING   FRANKLIN SMALL
SECURITIES FUND    DIVIDENDS FUND       CAP FUND
---------------------------------------------------
     53.78%           66.31%            26.48%


                        MUTUAL                            TEMPLETON
  FRANKLIN VALUE       DISCOVERY      MUTUAL SHARES     GLOBAL ASSET    TEMPLETON GLOBAL
  SECURITIES FUND   SECURITIES FUND  SECURITIES FUND   ALLOCATION FUND     GROWTH FUND
-----------------------------------------------------------------------------------------
      100.00%           12.07%           35.83%             3.12%            10.92%